UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (617) 578-3408

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned 6.26%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Stock indexes chalked up strong results for the first six months of the year, thanks particularly to a robust second quarter. Meanwhile, after posting small losses last year, bonds have gained so far in 2014, despite worries that interest rates could rise. Leading the pack were U.S. stocks, with the S&P 500 Index up more than 7%, followed by the emerging markets, which posted a half-year gain above 6%—a remarkable turnaround, since the emerging markets were marginally down for the year as late as April. Stock markets benefited from generally upbeat economic news, together with continuing central-bank accommodation and more positive investor sentiment. Meanwhile, six-month bond returns ran roughly in the 3%–4% range. Commodities and real estate were also up strongly coming out of a slump in 2013.

Market volatility has been unusually low since 2012, across asset classes and global geographies, and the trend continued during the six month period. For example, the VIX Index of implied S&P 500 Index volatility—which captures investor expectations for short-term S&P 500 fluctuations—was at about 11.6% at midyear, versus a long-term average above 21%. Other stock markets, along with the bond markets, have also been more tranquil than their norms. One key contributor to keeping risk low has been central bank policy; the world’s major central banks continue to keep short-term interest rates unusually low—in some cases at historically unprecedented levels. Ten-year government bond yields are about 2.5%, 1.2%, and 0.5% in the U.S., Germany, and Japan, respectively. The U.S. Federal Reserve’s overnight interest rate net of inflation has been in negative territory for much of the time since the Credit Crisis—an unusually accommodative stance relative to history. Such low rates are helping companies and economies to improve steadily.

Corporate fundamentals have also been strong, manifest in cash-rich balance sheets and burgeoning profit potential. Together with tame inflation and moderate global economic growth, the signals suggest that we are currently in the middle, rather than a late, stage of the economic cycle.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. In the six months ending June 30, 2014, the Portfolio had solid absolute returns and outperformed the benchmark.

Throughout the last six months, the Portfolio had an overweight in risk assets with global developed equity, global Real Estate Investment Trusts (“REITs”), and commodity holdings; although the degree and composition of the overweight varied as market conditions changed. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. For diversification, the Portfolio maintained a modest allocation to REITs and commodities. The Portfolio remained underweight bonds through most of the period and held very little cash at all times. The Portfolio holds a 10-year interest rate swap, extending duration exposure to provide additional diversification and balance the sources of risk.

The Portfolio’s equity overweight was neutral to performance; the Portfolio’s U.S. equity exposure contributed while positions in international equities, both developed and emerging, lagged. The decision to diversify across other assets classes helped performance; allocations to REITs and commodities contributed to performance given their strong returns. The Portfolio’s underweight to bonds was additive as bond returns lagged strong equity market performance. The interest rate swap held also contributed to performance.

In addition, during the last six months, we employed a variety of strategies to further protect the Portfolio during periods of uncertainty. At times, the Portfolio held a small amount of equity put options to provide some protection to our overweight equity position. We also hedged a portion of the foreign currency exposure that comes from owning non-U.S. stocks.

Derivatives used during the period included Stock Index Futures, Bond Futures, Currency Forwards, Exchange Traded Funds, and Equity Index Options for hedging and investment purposes as well as

MIST-1

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

Total Return Swaps, Credit Default Swaps, and Excess Return Swaps (Commodities) for investment purposes. Swaptions and Interest Rate Swaps were used for hedging purposes.

The Portfolio ended the period overweight risk assets. The overweight to risk assets was concentrated in global developed equities. Within the risk asset allocation, the Portfolio retained modest exposures to global REITs and commodities for diversification. The Portfolio was underweight bonds with a small cash position.

Dan Loewy

Vadim Zlotnikov

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
AllianceBerstein Global Dynamic Allocation Portfolio
Class B	6.26	15.41	8.06
Dow Jones Moderate Index	5.77	16.21	7.94

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Sectors

% of Net Assets
Financials	17.2
Consumer Discretionary	5.1
Industrials	5.1
Health Care	5.1
Information Technology	4.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	23.2
Cash & Cash Equivalents	20.1
Foreign Government	4.1

MIST-3

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AllianceBernstein Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.88%	$1,000.00	$1,062.60	$4.50
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—45.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus Group NV	56,150	$3,768,673
BAE Systems plc	304,159	2,253,599
Boeing Co. (The)	38,225	4,863,367
Cobham plc	102,833	549,049
Finmeccanica S.p.A. (a) (b)	38,585	366,524
General Dynamics Corp.	18,530	2,159,672
Honeywell International, Inc.	43,360	4,030,312
L-3 Communications Holdings, Inc.	4,885	589,864
Lockheed Martin Corp.	14,845	2,386,037
Meggitt plc	75,859	656,092
Northrop Grumman Corp.	12,325	1,474,440
Precision Castparts Corp.	8,025	2,025,510
Raytheon Co.	17,615	1,624,984
Rockwell Collins, Inc.	7,435	580,971
Rolls-Royce Holdings plc (a)	179,728	3,282,565
Safran S.A.	25,923	1,696,254
Singapore Technologies Engineering, Ltd.	147,900	450,120
Textron, Inc.	15,480	592,729
Thales S.A.	8,850	534,844
United Technologies Corp.	46,625	5,382,856
Zodiac Aerospace	17,774	601,148

		39,869,610

Air Freight & Logistics—0.2%
Bollore S.A.	520	337,516
C.H. Robinson Worldwide, Inc. (b)	8,360	533,284
Deutsche Post AG	92,450	3,343,728
Expeditors International of Washington, Inc.	11,305	499,229
FedEx Corp.	16,410	2,484,146
Royal Mail plc (a)	62,033	529,344
TNT Express NV	41,566	375,762
Toll Holdings, Ltd. (b)	64,954	312,592
United Parcel Service, Inc. - Class B	39,500	4,055,070
Yamato Holdings Co., Ltd.	34,793	720,643

		13,191,314

Airlines—0.1%
ANA Holdings, Inc. (b)	110,656	261,290
Cathay Pacific Airways, Ltd.	112,200	209,665
Delta Air Lines, Inc.	47,151	1,825,687
Deutsche Lufthansa AG	21,980	471,906
easyJet plc	15,123	352,814
International Consolidated Airlines Group S.A. - Class DI (a)	96,468	614,299
Japan Airlines Co., Ltd.	5,716	316,349
Qantas Airways, Ltd. (a)	100,738	119,790
Ryanair Holdings plc (ADR) (a)	2,230	124,434
Singapore Airlines, Ltd.	51,200	425,427
Southwest Airlines Co.	38,385	1,031,021

		5,752,682

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,307	729,694
BorgWarner, Inc.	12,540	817,483
Bridgestone Corp.	62,194	2,179,679

Auto Components—(Continued)
Cie Generale des Etablissements Michelin	17,759	2,124,547
Continental AG	10,515	2,435,834
Delphi Automotive plc	15,421	1,060,039
Denso Corp.	46,557	2,226,324
GKN plc	156,357	970,284
Goodyear Tire & Rubber Co. (The)	13,590	377,530
Johnson Controls, Inc.	37,845	1,889,601
Koito Manufacturing Co., Ltd.	9,781	250,877
NGK Spark Plug Co., Ltd.	17,000	480,464
NHK Spring Co., Ltd.	15,100	141,772
NOK Corp.	9,147	184,184
Nokian Renkaat Oyj (b)	10,923	426,586
Pirelli & C S.p.A.	22,590	361,982
Stanley Electric Co., Ltd.	13,644	356,448
Sumitomo Rubber Industries, Ltd.	16,301	235,708
Toyoda Gosei Co., Ltd.	6,245	129,894
Toyota Industries Corp.	15,624	808,302
Valeo S.A.	7,238	970,628
Yokohama Rubber Co., Ltd. (The)	19,000	164,570

		19,322,430

Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	31,648	4,014,331
Daihatsu Motor Co., Ltd.	18,533	330,010
Daimler AG	92,028	8,618,424
Fiat S.p.A. (a)	83,470	822,631
Ford Motor Co.	217,695	3,753,062
Fuji Heavy Industries, Ltd.	56,012	1,554,429
General Motors Co.	71,913	2,610,442
Harley-Davidson, Inc.	12,175	850,424
Honda Motor Co., Ltd.	155,896	5,453,292
Isuzu Motors, Ltd.	112,553	745,722
Mazda Motor Corp.	257,592	1,211,076
Mitsubishi Motors Corp.	61,400	678,775
Nissan Motor Co., Ltd.	237,649	2,258,440
Peugeot S.A. (a)	48,693	721,043
Renault S.A.	18,382	1,665,194
Suzuki Motor Corp.	34,894	1,095,066
Toyota Motor Corp.	263,710	15,863,253
Volkswagen AG	2,836	733,281
Yamaha Motor Co., Ltd.	25,066	432,242

		53,411,137

Banks—4.4%
Aozora Bank, Ltd.	109,635	360,677
Australia & New Zealand Banking Group, Ltd.	262,291	8,251,834
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	9,491	18,388
Banco Bilbao Vizcaya Argentaria S.A.	563,885	7,178,732
Banco de Sabadell S.A. (b)	325,364	1,108,665
Banco Espirito Santo S.A. (a)	169,954	139,961
Banco Popolare SC (a)	32,817	540,675
Banco Popular Espanol S.A.	167,319	1,123,854
Banco Santander S.A.	1,128,558	11,776,330
Bank Hapoalim B.M.	100,592	581,138
Bank Leumi Le-Israel B.M. (a)	126,762	494,159
Bank of America Corp.	588,908	9,051,516

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of East Asia, Ltd.	120,200	$498,908
Bank of Ireland (a)	2,320,045	783,551
Bank of Kyoto, Ltd. (The) (b)	32,632	297,199
Bank of Queensland, Ltd.	34,389	395,616
Bank of Yokohama, Ltd. (The)	111,009	640,093
Bankia S.A. (a)	440,346	852,093
Barclays plc	1,562,879	5,693,063
BB&T Corp.	38,845	1,531,658
Bendigo and Adelaide Bank, Ltd.	41,473	477,019
BNP Paribas S.A.	101,165	6,863,975
BOC Hong Kong Holdings, Ltd.	353,500	1,024,596
CaixaBank S.A.	167,350	1,031,568
Chiba Bank, Ltd. (The)	70,833	500,940
Chugoku Bank, Ltd. (The)	15,798	243,289
Citigroup, Inc.	167,471	7,887,884
Comerica, Inc.	10,055	504,359
Commerzbank AG (a)	92,595	1,455,757
Commonwealth Bank of Australia	154,074	11,758,339
Credit Agricole S.A. (b)	98,588	1,390,547
Danske Bank A/S	62,690	1,772,783
DBS Group Holdings, Ltd.	164,100	2,200,199
DNB ASA	93,449	1,707,068
Erste Group Bank AG	26,703	863,839
Fifth Third Bancorp	48,735	1,040,492
Fukuoka Financial Group, Inc.	73,326	354,572
Gunma Bank, Ltd. (The)	36,171	214,233
Hachijuni Bank, Ltd. (The)	39,338	243,888
Hang Seng Bank, Ltd.	73,100	1,197,539
Hiroshima Bank, Ltd. (The)	47,340	226,537
Hokuhoku Financial Group, Inc.	116,000	247,657
HSBC Holdings plc	1,800,015	18,273,921
Huntington Bancshares, Inc.	45,855	437,457
Intesa Sanpaolo S.p.A.	1,111,760	3,427,322
Intesa Sanpaolo S.p.A. - Risparmio Shares	89,130	236,505
Iyo Bank, Ltd. (The)	23,000	232,859
Joyo Bank, Ltd. (The)	63,592	339,547
JPMorgan Chase & Co.	207,600	11,961,912
KBC Groep NV (a)	23,941	1,301,068
KeyCorp	49,420	708,189
Lloyds Banking Group plc (a)	5,457,430	6,940,196
M&T Bank Corp.	7,195	892,540
Mitsubishi UFJ Financial Group, Inc.	1,218,380	7,484,477
Mizrahi Tefahot Bank, Ltd.	13,163	170,148
Mizuho Financial Group, Inc.	2,199,960	4,522,296
National Australia Bank, Ltd.	224,981	6,959,256
Natixis	88,379	565,927
Nordea Bank AB	290,331	4,093,155
Oversea-Chinese Banking Corp., Ltd.	246,200	1,886,202
PNC Financial Services Group, Inc. (The)	29,435	2,621,187
Raiffeisen Bank International AG	11,184	356,040
Regions Financial Corp.	76,015	807,279
Resona Holdings, Inc.	211,026	1,231,463
Royal Bank of Scotland Group plc (a)	237,224	1,336,771
Seven Bank, Ltd.	56,917	232,866
Shinsei Bank, Ltd.	157,300	354,912
Shizuoka Bank, Ltd. (The)	50,824	550,361
Skandinaviska Enskilda Banken AB - Class A	145,198	1,938,588

Banks—(Continued)
Societe Generale S.A.	68,710	3,593,179
Standard Chartered plc	232,019	4,741,496
Sumitomo Mitsui Financial Group, Inc.	121,650	5,108,107
Sumitomo Mitsui Trust Holdings, Inc.	317,090	1,452,111
SunTrust Banks, Inc.	29,500	1,181,770
Suruga Bank, Ltd.	17,000	330,501
Svenska Handelsbanken AB - A Shares	47,708	2,332,708
Swedbank AB - A Shares	86,561	2,294,080
U.S. Bancorp	100,835	4,368,172
UniCredit S.p.A.	421,931	3,533,957
Unione di Banche Italiane SCPA (b)	81,676	705,413
United Overseas Bank, Ltd.	121,400	2,194,056
Wells Fargo & Co. (c)	264,610	13,907,902
Westpac Banking Corp.	297,174	9,501,870
Yamaguchi Financial Group, Inc.	20,000	211,126
Zions Bancorporation	10,160	299,415

		230,143,497

Beverages—1.0%
Anheuser-Busch InBev NV	76,844	8,832,530
Asahi Group Holdings, Ltd.	36,963	1,161,762
Brown-Forman Corp. - Class B	8,927	840,656
Carlsberg A/S - Class B	10,248	1,103,798
Coca-Cola Amatil, Ltd.	54,602	486,851
Coca-Cola Co. (The) (c)	209,610	8,879,080
Coca-Cola Enterprises, Inc.	13,290	634,996
Coca-Cola HBC AG (a)	19,105	438,416
Constellation Brands, Inc. - Class A (a)	9,175	808,593
Diageo plc	240,039	7,641,232
Dr Pepper Snapple Group, Inc.	11,040	646,723
Heineken Holding NV (b)	9,688	636,984
Heineken NV	22,038	1,582,243
Kirin Holdings Co., Ltd.	78,148	1,130,209
Molson Coors Brewing Co. - Class B	8,705	645,563
Monster Beverage Corp. (a)	7,480	531,304
PepsiCo, Inc.	84,725	7,569,331
Pernod-Ricard S.A.	20,296	2,437,369
Remy Cointreau S.A. (b)	2,315	212,982
SABMiller plc	92,110	5,336,620
Suntory Beverage & Food, Ltd.	13,397	525,969
Treasury Wine Estates, Ltd.	61,864	292,322

		52,375,533

Biotechnology—0.6%
Actelion, Ltd. (a)	9,802	1,239,090
Alexion Pharmaceuticals, Inc. (a)	10,900	1,703,125
Amgen, Inc.	41,683	4,934,017
Biogen Idec, Inc. (a)	13,130	4,140,020
Celgene Corp. (a)	45,640	3,919,563
CSL, Ltd.	46,257	2,904,147
Gilead Sciences, Inc. (a)	84,720	7,024,135
Grifols S.A.	14,312	781,375
Regeneron Pharmaceuticals, Inc. (a)	4,341	1,226,202
Vertex Pharmaceuticals, Inc. (a)	12,967	1,227,716

		29,099,390

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—0.2%
Allegion plc	4,901	$277,789
Asahi Glass Co., Ltd. (b)	95,533	563,857
Assa Abloy AB - Class B	31,953	1,624,053
Cie de St-Gobain	42,453	2,391,631
Daikin Industries, Ltd.	22,491	1,422,596
Geberit AG	3,620	1,271,269
LIXIL Group Corp.	25,429	687,761
Masco Corp.	19,675	436,785
TOTO, Ltd.	27,000	364,564

		9,040,305

Capital Markets—0.9%
3i Group plc	92,636	636,373
Aberdeen Asset Management plc	87,539	680,189
Affiliated Managers Group, Inc. (a)	3,105	637,767
Ameriprise Financial, Inc.	10,715	1,285,800
Bank of New York Mellon Corp. (The)	63,385	2,375,670
BlackRock, Inc.	7,010	2,240,396
Charles Schwab Corp. (The)	64,045	1,724,732
Credit Suisse Group AG (a)	144,935	4,127,079
Daiwa Securities Group, Inc.	158,135	1,372,248
Deutsche Bank AG	124,513	4,380,646
E*Trade Financial Corp. (a)	15,815	336,227
Franklin Resources, Inc.	22,241	1,286,419
Goldman Sachs Group, Inc. (The)	23,350	3,909,724
Hargreaves Lansdown plc	22,669	479,508
ICAP plc	52,491	340,967
Invesco, Ltd.	24,420	921,855
Investec plc	52,368	483,133
Julius Baer Group, Ltd. (a)	21,452	884,543
Legg Mason, Inc.	5,830	299,137
Macquarie Group, Ltd.	27,637	1,553,503
Mediobanca S.p.A. (a)	57,616	574,495
Morgan Stanley	76,460	2,471,952
Nomura Holdings, Inc.	347,026	2,452,617
Northern Trust Corp.	12,390	795,562
Partners Group Holding AG	1,672	456,608
SBI Holdings, Inc.	19,318	237,134
Schroders plc	11,882	508,865
State Street Corp.	24,290	1,633,745
T. Rowe Price Group, Inc.	14,390	1,214,660
UBS AG (a)	348,908	6,393,423

		46,694,977

Chemicals—1.3%
Air Liquide S.A.	32,897	4,441,403
Air Products & Chemicals, Inc.	11,645	1,497,780
Air Water, Inc.	13,767	220,501
Airgas, Inc.	3,660	398,611
Akzo Nobel NV	22,931	1,719,301
Arkema S.A.	5,401	525,712
Asahi Kasei Corp.	120,475	923,615
BASF SE	87,792	10,222,315
CF Industries Holdings, Inc.	3,160	760,075
Croda International plc	13,047	491,906
Daicel Corp.	25,442	243,557

Chemicals—(Continued)
Dow Chemical Co. (The)	66,940	3,444,732
E.I. du Pont de Nemours & Co.	51,155	3,347,583
Eastman Chemical Co.	8,480	740,728
Ecolab, Inc.	14,945	1,663,976
EMS-Chemie Holding AG	784	312,977
FMC Corp.	7,340	522,535
Givaudan S.A. (a)	885	1,476,364
Hitachi Chemical Co., Ltd.	9,988	165,520
Incitec Pivot, Ltd.	155,286	424,989
International Flavors & Fragrances, Inc.	4,485	467,696
Israel Chemicals, Ltd.	42,467	364,480
Israel Corp., Ltd. (The) (a)	264	150,269
Johnson Matthey plc	19,629	1,040,481
JSR Corp.	17,020	292,465
K&S AG	16,546	543,159
Kaneka Corp.	25,974	162,791
Kansai Paint Co., Ltd.	22,548	377,670
Koninklijke DSM NV	16,475	1,198,997
Kuraray Co., Ltd.	33,005	418,981
Lanxess AG	8,748	590,136
Linde AG	17,745	3,773,633
LyondellBasell Industries NV - Class A	24,171	2,360,298
Mitsubishi Chemical Holdings Corp.	129,132	573,121
Mitsubishi Gas Chemical Co., Inc.	36,159	231,695
Mitsui Chemicals, Inc.	78,044	213,722
Monsanto Co.	29,080	3,627,439
Mosaic Co. (The)	18,780	928,671
Nippon Paint Co., Ltd.	16,000	339,521
Nitto Denko Corp.	14,970	702,844
Novozymes A/S - B Shares	22,879	1,147,988
Orica, Ltd. (b)	35,454	651,840
PPG Industries, Inc.	7,845	1,648,627
Praxair, Inc.	16,325	2,168,613
Sherwin-Williams Co. (The)	4,760	984,892
Shin-Etsu Chemical Co., Ltd.	39,289	2,391,730
Sigma-Aldrich Corp.	6,585	668,246
Sika AG	207	846,678
Solvay S.A.	5,685	980,070
Sumitomo Chemical Co., Ltd.	141,637	536,600
Syngenta AG	8,902	3,325,962
Taiyo Nippon Sanso Corp. (b)	22,268	197,541
Teijin, Ltd.	88,665	222,680
Toray Industries, Inc.	139,548	918,893
Umicore S.A. (b)	10,323	480,465
Yara International ASA	17,367	870,761

		69,943,835

Commercial Services & Supplies—0.2%
ADT Corp. (The) (b)	10,022	350,169
Aggreko plc	24,440	689,663
Babcock International Group plc	47,919	953,023
Brambles, Ltd.	148,849	1,290,817
Cintas Corp.	5,530	351,376
Dai Nippon Printing Co., Ltd.	52,963	554,116
Edenred	19,744	598,262
G4S plc	147,932	645,772

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc.	9,351	$331,493
Park24 Co., Ltd.	9,380	170,757
Pitney Bowes, Inc.	11,110	306,858
Republic Services, Inc.	14,885	565,183
Secom Co., Ltd.	20,129	1,232,099
Securitas AB - B Shares	29,854	353,878
Societe BIC S.A.	2,730	373,456
Stericycle, Inc. (a)	4,715	558,350
Toppan Printing Co., Ltd.	52,929	410,356
Tyco International, Ltd.	25,625	1,168,500
Waste Management, Inc.	24,035	1,075,086

		11,979,214

Communications Equipment—0.4%
Alcatel-Lucent (a) (b)	266,039	953,976
Cisco Systems, Inc. (c)	295,200	7,335,720
F5 Networks, Inc. (a)	4,285	477,520
Harris Corp.	5,890	446,168
Juniper Networks, Inc. (a)	27,820	682,703
Motorola Solutions, Inc.	12,700	845,439
QUALCOMM, Inc.	93,305	7,389,756
Telefonaktiebolaget LM Ericsson - B Shares	290,888	3,517,308

		21,648,590

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	16,767	765,946
Bouygues S.A.	19,368	807,262
Chiyoda Corp.	15,000	182,044
Ferrovial S.A.	38,699	860,924
Fluor Corp.	8,995	691,716
Hochtief AG	2,208	191,129
Jacobs Engineering Group, Inc. (a)	7,250	386,280
JGC Corp.	20,182	614,262
Kajima Corp.	80,151	354,926
Koninklijke Boskalis Westminster NV	8,282	474,501
Leighton Holdings, Ltd. (b)	9,707	180,629
Obayashi Corp.	61,450	439,298
OCI (a)	8,057	314,081
Quanta Services, Inc. (a)	11,885	410,983
Shimizu Corp.	56,178	398,340
Skanska AB - B Shares	36,444	831,073
Taisei Corp.	97,221	539,173
Vinci S.A.	46,174	3,448,560

		11,891,127

Construction Materials—0.2%
Boral, Ltd.	74,246	367,925
CRH plc	59,277	1,526,402
CRH plc	10,900	279,607
Fletcher Building, Ltd.	65,581	505,784
HeidelbergCement AG	13,472	1,148,960
Holcim, Ltd. (a)	21,888	1,924,083
Imerys S.A.	3,316	279,840
James Hardie Industries plc	42,274	552,297

Construction Materials—(Continued)
Lafarge S.A. (b)	17,860	1,550,606
Taiheiyo Cement Corp.	112,000	451,763
Vulcan Materials Co.	7,150	455,813

		9,043,080

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	38,140	181,878
AEON Financial Service Co., Ltd.	10,805	283,110
American Express Co.	50,880	4,826,985
Capital One Financial Corp.	31,865	2,632,049
Credit Saison Co., Ltd.	14,215	295,602
Discover Financial Services	26,485	1,641,540
Navient Corp.	24,035	425,660

		10,286,824

Containers & Packaging—0.1%
Amcor, Ltd.	115,048	1,132,142
Avery Dennison Corp.	5,300	271,625
Ball Corp.	7,970	499,559
Bemis Co., Inc.	5,660	230,136
MeadWestvaco Corp.	9,800	433,748
Owens-Illinois, Inc. (a)	9,070	314,185
Rexam plc	67,096	614,024
Sealed Air Corp.	10,795	368,865
Toyo Seikan Group Holdings, Ltd.	15,596	240,105

		4,104,389

Distributors—0.0%
Genuine Parts Co.	8,515	747,617
Jardine Cycle & Carriage, Ltd.	10,200	360,915

		1,108,532

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,354	275,855
Graham Holdings Co. - Class B	253	181,682
H&R Block, Inc.	15,055	504,644

		962,181

Diversified Financial Services—0.7%
ASX, Ltd.	18,608	625,270
Berkshire Hathaway, Inc. - Class B (a) (c)	99,420	12,582,595
CME Group, Inc.	17,385	1,233,466
Deutsche Boerse AG	18,469	1,433,322
Eurazeo S.A. (b)	3,753	311,959
Exor S.p.A. (b)	9,453	388,276
First Pacific Co., Ltd.	224,500	252,603
Groupe Bruxelles Lambert S.A.	7,745	804,841
Hong Kong Exchanges and Clearing, Ltd.	105,500	1,967,978
Industrivarden AB - C Shares	11,921	235,307
ING Groep NV (a)	367,086	5,150,628
Intercontinental Exchange, Inc.	6,336	1,196,870
Investment AB Kinnevik - B Shares	22,501	958,408
Investor AB - B Shares	43,557	1,632,642
Japan Exchange Group, Inc.	24,929	615,768
Leucadia National Corp.	17,275	452,951

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
London Stock Exchange Group plc	16,856	$578,451
McGraw Hill Financial, Inc.	14,915	1,238,392
Mitsubishi UFJ Lease & Finance Co., Ltd.	47,090	271,184
Moody’s Corp.	10,425	913,856
NASDAQ OMX Group, Inc. (The)	6,370	246,009
ORIX Corp.	125,380	2,076,574
Pargesa Holding S.A.	2,953	265,184
Singapore Exchange, Ltd.	76,600	426,245
Wendel S.A.	3,020	432,337

		36,291,116

Diversified Telecommunication Services—1.2%
AT&T, Inc. (c)	290,851	10,284,491
Belgacom S.A. (b)	14,555	482,587
Bezeq The Israeli Telecommunication Corp., Ltd.	182,189	341,167
BT Group plc	756,125	4,974,468
CenturyLink, Inc.	32,550	1,178,310
Deutsche Telekom AG	297,821	5,220,135
Elisa Oyj	13,654	417,419
Frontier Communications Corp. (b)	55,165	322,164
HKT Trust / HKT, Ltd.	210,500	246,878
Iliad S.A.	2,501	754,785
Inmarsat plc	40,708	520,318
Koninklijke KPN NV (a)	305,351	1,111,890
Nippon Telegraph & Telephone Corp.	35,914	2,243,042
Orange S.A.	177,233	2,793,135
PCCW, Ltd.	381,700	227,566
Singapore Telecommunications, Ltd.	761,400	2,351,742
Swisscom AG	2,232	1,296,633
TDC A/S	77,418	801,187
Telecom Corp. of New Zealand, Ltd.	173,913	408,062
Telecom Italia S.p.A. (a) (b)	959,408	1,213,788
Telecom Italia S.p.A. - Risparmio Shares	574,543	566,948
Telefonica Deutschland Holding AG (a)	26,247	216,929
Telefonica S.A.	391,502	6,712,178
Telekom Austria AG	21,195	207,177
Telenor ASA	72,482	1,649,104
TeliaSonera AB	227,062	1,657,229
Telstra Corp., Ltd.	416,273	2,046,093
TPG Telecom, Ltd.	26,556	138,061
Verizon Communications, Inc. (c)	228,420	11,176,591
Vivendi S.A. (a)	115,240	2,818,319
Windstream Holdings, Inc. (b)	32,850	327,186
Ziggo NV	14,324	661,941

		65,367,523

Electric Utilities—0.7%
American Electric Power Co., Inc.	26,850	1,497,424
Cheung Kong Infrastructure Holdings, Ltd.	57,400	397,334
Chubu Electric Power Co., Inc. (a)	61,537	766,315
Chugoku Electric Power Co., Inc. (The)	28,334	387,283
CLP Holdings, Ltd.	180,982	1,481,425
Contact Energy, Ltd.	34,436	160,084
Duke Energy Corp.	39,015	2,894,523
Edison International	17,945	1,042,784
EDP - Energias de Portugal S.A.	221,352	1,109,932

Electric Utilities—(Continued)
Electricite de France S.A.	23,181	730,078
Enel S.p.A.	629,163	3,661,157
Entergy Corp.	9,825	806,534
Exelon Corp.	47,224	1,722,732
FirstEnergy Corp.	23,025	799,428
Fortum Oyj (b)	42,555	1,141,715
Hokuriku Electric Power Co.	16,111	213,921
Iberdrola S.A.	487,358	3,726,132
Kansai Electric Power Co., Inc. (The) (a)	67,233	634,715
Kyushu Electric Power Co., Inc. (a)	40,797	460,114
NextEra Energy, Inc.	23,745	2,433,388
Northeast Utilities	17,365	820,844
Pepco Holdings, Inc.	13,760	378,125
Pinnacle West Capital Corp.	6,050	349,932
Power Assets Holdings, Ltd.	132,400	1,160,762
PPL Corp.	34,715	1,233,424
Red Electrica Corp. S.A. (b)	10,379	950,725
Shikoku Electric Power Co., Inc. (a) (b)	17,052	238,434
Southern Co. (The)	48,695	2,209,779
SP AusNet	160,953	201,165
SSE plc	92,364	2,475,530
Terna Rete Elettrica Nazionale S.p.A. (b)	143,727	757,725
Tohoku Electric Power Co., Inc.	43,238	508,422
Tokyo Electric Power Co., Inc. (a)	138,185	576,391
Xcel Energy, Inc.	27,410	883,424

		38,811,700

Electrical Equipment—0.5%
ABB, Ltd. (a)	210,189	4,850,492
Alstom S.A.	20,632	753,035
AMETEK, Inc.	13,467	704,055
Eaton Corp. plc	26,238	2,025,049
Emerson Electric Co.	38,895	2,581,072
Fuji Electric Co., Ltd.	52,942	251,432
Legrand S.A.	25,386	1,551,898
Mabuchi Motor Co., Ltd.	2,424	184,033
Mitsubishi Electric Corp.	184,739	2,285,631
Nidec Corp. (b)	19,400	1,192,806
OSRAM Licht AG (a)	8,506	429,095
Prysmian S.p.A.	19,445	438,852
Rockwell Automation, Inc.	7,645	956,848
Schneider Electric SE	51,427	4,850,297
Sumitomo Electric Industries, Ltd.	72,061	1,016,225
Vestas Wind Systems A/S (a)	21,418	1,081,659

		25,152,479

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	8,735	841,530
Citizen Holdings Co., Ltd.	25,200	198,195
Corning, Inc.	79,840	1,752,488
FLIR Systems, Inc.	7,805	271,068
FUJIFILM Holdings Corp.	44,253	1,236,627
Hamamatsu Photonics KK	6,834	335,821
Hexagon AB - B Shares	24,320	783,245
Hirose Electric Co., Ltd.	2,955	439,916
Hitachi High-Technologies Corp.	5,911	140,877

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hitachi, Ltd.	461,158	$3,384,290
Hoya Corp.	41,650	1,385,954
Ibiden Co., Ltd.	11,567	233,390
Jabil Circuit, Inc.	10,165	212,449
Japan Display, Inc. (a) (b)	34,489	211,633
Keyence Corp.	4,388	1,919,355
Kyocera Corp.	30,700	1,460,563
Murata Manufacturing Co., Ltd.	19,446	1,824,053
Nippon Electric Glass Co., Ltd.	37,602	219,391
Omron Corp.	19,566	826,647
Shimadzu Corp.	22,283	204,612
TDK Corp.	11,825	555,694
TE Connectivity, Ltd.	22,700	1,403,768
Yaskawa Electric Corp. (b)	21,000	254,899
Yokogawa Electric Corp.	20,543	260,523

		20,356,988

Energy Equipment & Services—0.6%
Aker Solutions ASA	14,404	249,997
AMEC plc	28,477	591,484
Baker Hughes, Inc.	24,425	1,818,441
Cameron International Corp. (a)	13,100	887,001
Diamond Offshore Drilling, Inc. (b)	3,815	189,338
Ensco plc - Class A (b)	12,870	715,186
FMC Technologies, Inc. (a)	13,030	795,742
Fugro NV (b)	7,095	405,881
Halliburton Co.	46,850	3,326,818
Helmerich & Payne, Inc.	5,905	685,630
Nabors Industries, Ltd.	14,315	420,432
National Oilwell Varco, Inc.	23,605	1,943,872
Noble Corp. plc	13,965	468,665
Petrofac, Ltd.	24,735	508,355
Rowan Cos. plc - Class A	6,820	217,763
Saipem S.p.A. (a)	25,369	683,658
Schlumberger, Ltd. (c)	72,690	8,573,785
Seadrill, Ltd. (b)	35,933	1,423,771
Subsea 7 S.A.	26,901	501,832
Technip S.A.	9,780	1,071,267
Tenaris S.A.	45,256	1,067,516
Transocean, Ltd. (b)	18,680	841,160
Transocean, Ltd. (Swiss-Traded Shares) (b)	34,508	1,549,193
WorleyParsons, Ltd.	19,861	326,385

		29,263,172

Food & Staples Retailing—0.9%
Aeon Co., Ltd.	60,629	746,635
Carrefour S.A.	58,821	2,167,881
Casino Guichard Perrachon S.A.	5,427	719,124
Colruyt S.A.	7,105	360,753
Costco Wholesale Corp.	24,095	2,774,780
CVS Caremark Corp.	65,715	4,952,940
Delhaize Group S.A. (b)	9,837	665,105
Distribuidora Internacional de Alimentacion S.A.	59,120	543,690
FamilyMart Co., Ltd. (b)	5,614	242,252
J Sainsbury plc (b)	117,844	637,913

Food & Staples Retailing—(Continued)
Jeronimo Martins SGPS S.A.	24,196	398,178
Koninklijke Ahold NV	88,965	1,669,319
Kroger Co. (The)	28,680	1,417,652
Lawson, Inc.	6,276	471,158
Metcash, Ltd. (b)	84,910	211,478
Metro AG (a)	15,490	675,089
Olam International, Ltd. (b)	116,400	240,863
Safeway, Inc.	13,600	467,024
Seven & I Holdings Co., Ltd.	72,031	3,039,727
Sysco Corp.	32,045	1,200,085
Tesco plc	773,897	3,759,230
Wal-Mart Stores, Inc. (c)	89,374	6,709,306
Walgreen Co.	48,095	3,565,282
Wesfarmers, Ltd.	109,278	4,314,132
Whole Foods Market, Inc.	20,500	791,915
WM Morrison Supermarkets plc	200,874	631,954
Woolworths, Ltd.	119,923	3,982,088

		47,355,553

Food Products—1.3%
Ajinomoto Co., Inc.	55,281	866,308
Archer-Daniels-Midland Co.	36,255	1,599,208
Aryzta AG (a)	8,362	791,423
Associated British Foods plc	34,063	1,783,847
Barry Callebaut AG (a)	210	285,316
Calbee, Inc.	7,080	195,497
Campbell Soup Co. (b)	9,890	453,061
ConAgra Foods, Inc.	23,240	689,763
Danone S.A.	55,747	4,137,412
General Mills, Inc.	34,960	1,836,798
Golden Agri-Resources, Ltd.	674,600	300,278
Hershey Co. (The)	8,265	804,763
Hormel Foods Corp.	7,405	365,437
J.M. Smucker Co. (The)	5,785	616,507
Kellogg Co.	14,155	929,984
Kerry Group plc - Class A	9,010	676,772
Kerry Group plc - Class A	6,107	456,044
Keurig Green Mountain, Inc. (b)	7,183	895,074
Kikkoman Corp.	14,100	294,205
Kraft Foods Group, Inc.	32,923	1,973,734
Lindt & Spruengli AG	10	617,655
Lindt & Spruengli AG (Participation Certifcate)	88	447,883
McCormick & Co., Inc.	7,270	520,459
Mead Johnson Nutrition Co.	11,130	1,036,982
MEIJI Holdings Co., Ltd.	5,918	392,535
Mondelez International, Inc. - Class A	96,760	3,639,144
Nestle S.A.	308,238	23,883,191
NH Foods, Ltd.	16,715	326,952
Nisshin Seifun Group, Inc.	18,600	222,240
Nissin Foods Holdings Co., Ltd.	5,634	290,031
Orkla ASA	77,914	693,595
Tate & Lyle plc	44,620	522,409
Toyo Suisan Kaisha, Ltd.	8,477	261,848
Tyson Foods, Inc. - Class A	14,950	561,223
Unilever NV	155,705	6,810,764
Unilever plc	122,678	5,562,859

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Wilmar International, Ltd.	183,339	$469,211
Yakult Honsha Co., Ltd. (b)	8,392	425,723
Yamazaki Baking Co., Ltd. (b)	10,748	134,268

		66,770,403

Gas Utilities—0.1%
AGL Resources, Inc.	6,530	359,346
APA Group	79,682	517,618
Enagas S.A.	19,396	624,977
Gas Natural SDG S.A. (b)	33,586	1,062,901
Hong Kong & China Gas Co., Ltd.	603,039	1,322,252
Osaka Gas Co., Ltd.	178,489	751,459
Snam S.p.A.	193,447	1,165,445
Toho Gas Co., Ltd. (b)	39,048	215,037
Tokyo Gas Co., Ltd.	228,460	1,336,457

		7,355,492

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	85,300	3,488,770
Baxter International, Inc.	30,000	2,169,000
Becton Dickinson & Co.	10,690	1,264,627
Boston Scientific Corp. (a)	73,680	940,894
C.R. Bard, Inc.	4,285	612,798
CareFusion Corp. (a)	11,620	515,347
Cochlear, Ltd. (b)	5,519	321,300
Coloplast A/S - Class B	10,651	963,687
Covidien plc	25,365	2,287,416
DENTSPLY International, Inc.	7,845	371,461
Edwards Lifesciences Corp. (a)	6,030	517,615
Elekta AB - B Shares (b)	35,180	447,251
Essilor International S.A.	19,517	2,072,071
Getinge AB - B Shares	19,083	501,164
Intuitive Surgical, Inc. (a)	2,120	873,016
Medtronic, Inc.	55,135	3,515,408
Olympus Corp. (a)	22,906	791,057
Smith & Nephew plc	85,588	1,521,939
Sonova Holding AG	5,137	784,109
St. Jude Medical, Inc.	16,085	1,113,886
Stryker Corp.	16,270	1,371,886
Sysmex Corp.	13,900	522,788
Terumo Corp.	29,000	649,714
Varian Medical Systems, Inc. (a)	5,825	484,290
William Demant Holding A/S (a) (b)	2,167	196,761
Zimmer Holdings, Inc.	9,435	979,919

		29,278,174

Health Care Providers & Services—0.5%
Aetna, Inc.	20,244	1,641,384
Alfresa Holdings Corp.	4,204	271,288
AmerisourceBergen Corp.	12,685	921,692
Cardinal Health, Inc.	18,830	1,290,985
Celesio AG	4,855	172,823
Cigna Corp.	15,225	1,400,243
DaVita HealthCare Partners, Inc. (a)	9,730	703,674
Express Scripts Holding Co. (a)	44,514	3,086,156
Extendicare Inc. (b)	9,850	67,941

Health Care Providers & Services—(Continued)
Fresenius Medical Care AG & Co. KGaA	20,678	1,391,485
Fresenius SE & Co. KGaA	12,031	1,794,189
Humana, Inc.	8,600	1,098,392
Laboratory Corp. of America Holdings (a)	4,825	494,080
McKesson Corp.	12,755	2,375,109
Medipal Holdings Corp.	12,887	182,880
Miraca Holdings, Inc.	5,343	259,201
Patterson Cos., Inc.	4,580	180,956
Quest Diagnostics, Inc. (b)	8,005	469,813
Ramsay Health Care, Ltd.	12,560	539,374
Ryman Healthcare, Ltd.	35,267	263,982
Sonic Healthcare, Ltd.	36,361	594,596
Suzuken Co., Ltd.	6,765	252,112
Tenet Healthcare Corp. (a)	5,457	256,152
UnitedHealth Group, Inc.	55,600	4,545,300
WellPoint, Inc.	16,280	1,751,891

		26,005,698

Health Care Technology—0.0%
Cerner Corp. (a)	16,260	838,691
M3, Inc.	18,536	294,809

		1,133,500

Hotels, Restaurants & Leisure—0.6%
Accor S.A.	16,349	849,590
Carnival Corp.	24,120	908,118
Carnival plc	17,649	665,924
Chipotle Mexican Grill, Inc. (a)	1,715	1,016,155
Compass Group plc	171,355	2,991,313
Crown Resorts, Ltd.	34,811	496,606
Darden Restaurants, Inc. (b)	7,175	331,987
Flight Centre Travel Group, Ltd. (b)	5,369	225,261
Galaxy Entertainment Group, Ltd.	222,171	1,771,410
Genting Singapore plc (b)	584,000	623,071
InterContinental Hotels Group plc	24,818	1,026,874
Marriott International, Inc. - Class A	12,375	793,238
McDonald’s Corp.	54,940	5,534,656
McDonald’s Holdings Co. Japan, Ltd. (b)	6,377	179,079
MGM China Holdings, Ltd.	90,500	314,765
Oriental Land Co., Ltd.	4,860	833,255
Sands China, Ltd.	230,535	1,747,385
Shangri-La Asia, Ltd.	133,200	209,446
SJM Holdings, Ltd.	185,256	463,751
Sodexo	9,036	972,487
Starbucks Corp.	41,630	3,221,329
Starwood Hotels & Resorts Worldwide, Inc.	10,565	853,863
TABCORP Holdings, Ltd.	71,914	227,803
Tatts Group, Ltd.	135,111	416,860
TUI Travel plc	48,088	327,170
Whitbread plc	17,344	1,306,887
William Hill plc	82,679	463,436
Wyndham Worldwide Corp.	7,165	542,534
Wynn Macau, Ltd.	148,278	583,604
Wynn Resorts, Ltd.	4,450	923,642
Yum! Brands, Inc.	24,640	2,000,768

		32,822,267

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.2%
Casio Computer Co., Ltd. (b)	20,000	$290,956
D.R. Horton, Inc.	15,650	384,677
Electrolux AB - Series B	22,938	579,580
Garmin, Ltd. (b)	6,770	412,293
Harman International Industries, Inc.	3,730	400,714
Husqvarna AB - B Shares	38,957	302,552
Iida Group Holdings Co., Ltd.	15,479	235,091
Leggett & Platt, Inc. (b)	7,780	266,698
Lennar Corp. - Class A	9,695	406,996
Mohawk Industries, Inc. (a)	3,360	464,822
Newell Rubbermaid, Inc.	15,825	490,417
Nikon Corp. (b)	32,555	513,282
Panasonic Corp.	211,028	2,575,964
Persimmon plc (a)	29,024	631,175
PulteGroup, Inc.	18,980	382,637
Rinnai Corp.	3,575	345,697
Sekisui Chemical Co., Ltd.	40,915	474,836
Sekisui House, Ltd.	52,549	721,959
Sharp Corp. (a) (b)	146,178	468,420
Sony Corp.	99,275	1,658,208
Techtronic Industries Co.	131,100	420,569
Whirlpool Corp.	4,330	602,823

		13,030,366

Household Products—0.5%
Clorox Co. (The)	7,115	650,311
Colgate-Palmolive Co.	48,550	3,310,139
Henkel AG & Co. KGaA	11,175	1,124,538
Kimberly-Clark Corp.	21,135	2,350,634
Procter & Gamble Co. (The) (c)	150,125	11,798,324
Reckitt Benckiser Group plc	61,949	5,402,426
Svenska Cellulosa AB SCA - B Shares	56,124	1,461,650
Unicharm Corp.	11,861	707,698

		26,805,720

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	36,185	562,677
Electric Power Development Co., Ltd.	11,170	363,360
Enel Green Power S.p.A. (b)	166,848	472,498
NRG Energy, Inc.	17,805	662,346

		2,060,881

Industrial Conglomerates—0.8%
3M Co.	35,345	5,062,818
Danaher Corp.	33,160	2,610,687
General Electric Co. (c)	558,545	14,678,562
Hutchison Whampoa, Ltd.	203,600	2,782,508
Keppel Corp., Ltd.	138,000	1,194,548
Koninklijke Philips NV	92,751	2,940,250
NWS Holdings, Ltd.	141,500	262,530
Roper Industries, Inc.	5,490	801,595
Sembcorp Industries, Ltd.	93,600	402,206
Siemens AG	75,789	10,009,799
Smiths Group plc	37,819	838,912
Toshiba Corp.	384,779	1,799,822

		43,384,237

Insurance—1.8%
ACE, Ltd.	18,840	1,953,708
Admiral Group plc	18,450	490,402
Aegon NV	172,735	1,507,759
Aflac, Inc.	25,685	1,598,891
Ageas	21,270	848,641
AIA Group, Ltd.	1,151,173	5,800,382
Allianz SE	43,634	7,272,290
Allstate Corp. (The)	25,065	1,471,817
American International Group, Inc.	81,235	4,433,806
AMP, Ltd.	281,997	1,410,541
Aon plc	16,680	1,502,701
Assicurazioni Generali S.p.A.	111,609	2,446,555
Assurant, Inc.	4,005	262,528
Aviva plc	281,680	2,468,466
AXA S.A.	173,331	4,136,506
Baloise Holding AG	4,547	535,871
Chubb Corp. (The)	13,870	1,278,398
Cincinnati Financial Corp.	8,110	389,604
CNP Assurances	16,499	342,538
Dai-ichi Life Insurance Co., Ltd. (The)	81,398	1,215,348
Delta Lloyd NV	18,287	463,806
Direct Line Insurance Group plc	143,375	663,606
Friends Life Group, Ltd.	135,205	728,863
Genworth Financial, Inc. - Class A (a)	27,215	473,541
Gjensidige Forsikring ASA	19,044	341,547
Hannover Rueck SE	5,771	520,083
Hartford Financial Services Group, Inc. (The)	24,640	882,358
Insurance Australia Group, Ltd.	223,819	1,233,201
Legal & General Group plc	565,601	2,181,870
Lincoln National Corp.	14,440	742,794
Loews Corp.	16,840	741,128
Mapfre S.A.	88,306	351,558
Marsh & McLennan Cos., Inc.	30,250	1,567,555
MetLife, Inc. (d)	61,875	3,437,775
MS&AD Insurance Group Holdings	48,439	1,172,806
Muenchener Rueckversicherungs AG	17,143	3,800,309
NKSJ Holdings, Inc.	31,766	857,463
Old Mutual plc	466,890	1,577,829
Principal Financial Group, Inc.	15,075	760,986
Progressive Corp. (The)	30,405	771,071
Prudential Financial, Inc.	25,530	2,266,298
Prudential plc	244,751	5,614,291
QBE Insurance Group, Ltd.	119,355	1,224,143
RSA Insurance Group plc	96,788	786,473
Sampo Oyj - A Shares	42,730	2,162,821
SCOR SE	14,730	506,741
Sony Financial Holdings, Inc.	16,632	284,214
Standard Life plc	226,590	1,448,780
Suncorp Group, Ltd.	123,072	1,572,096
Swiss Life Holding AG (a)	3,083	731,212
Swiss Re AG (a)	33,662	2,995,842
T&D Holdings, Inc.	55,352	753,958
Tokio Marine Holdings, Inc.	66,179	2,180,577
Torchmark Corp.	4,970	407,142
Travelers Cos., Inc. (The)	20,080	1,888,926
Tryg A/S	2,052	207,314
UnipolSai S.p.A.	85,568	275,184

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Unum Group	14,395	$500,370
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,710	198,600
XL Group plc	15,565	509,442
Zurich Insurance Group AG (a)	14,236	4,292,014

		95,443,339

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)	20,540	6,670,981
ASOS plc (a) (b)	5,175	261,557
Expedia, Inc.	5,685	447,751
Netflix, Inc. (a)	3,283	1,446,490
Priceline Group, Inc. (The) (a)	2,845	3,422,535
Rakuten, Inc. (b)	75,944	983,660
TripAdvisor, Inc. (a)	6,105	663,369

		13,896,343

Internet Software & Services—0.6%
Akamai Technologies, Inc. (a)	9,860	602,052
Dena Co., Ltd. (b)	10,090	136,714
eBay, Inc. (a)	64,325	3,220,110
Facebook, Inc. - Class A (a)	90,804	6,110,201
Google, Inc. - Class A (a) (c)	15,590	9,115,005
Google, Inc. - Class C (a) (c)	15,590	8,968,615
Gree, Inc. (a) (b)	9,936	87,258
Kakaku.com, Inc.	14,088	247,379
United Internet AG	11,126	490,206
VeriSign, Inc. (a) (b)	7,085	345,819
Yahoo Japan Corp.	137,450	636,947
Yahoo!, Inc. (a)	52,095	1,830,097

		31,790,403

IT Services—0.7%
Accenture plc - Class A	35,145	2,841,122
Alliance Data Systems Corp. (a) (b)	2,700	759,375
Amadeus IT Holding S.A. - A Shares	36,391	1,499,280
Atos	7,507	625,795
Automatic Data Processing, Inc.	26,545	2,104,488
Cap Gemini S.A.	13,792	985,025
Cognizant Technology Solutions Corp. - Class A (a)	33,350	1,631,148
Computer Sciences Corp.	8,105	512,236
Computershare, Ltd.	45,075	530,850
Fidelity National Information Services, Inc.	16,035	877,756
Fiserv, Inc. (a)	14,260	860,163
Fujitsu, Ltd.	178,016	1,337,312
International Business Machines Corp. (c)	54,446	9,869,426
Itochu Techno-Solutions Corp.	2,300	99,972
MasterCard, Inc. - Class A	57,200	4,202,484
Nomura Research Institute, Ltd.	10,730	338,493
NTT Data Corp.	12,065	464,264
Otsuka Corp.	4,680	227,115
Paychex, Inc.	17,915	744,547
Teradata Corp. (a)	9,000	361,800
Total System Services, Inc.	9,195	288,815

IT Services—(Continued)
Visa, Inc. - Class A	28,190	5,939,915
Western Union Co. (The) (b)	30,420	527,483
Xerox Corp.	63,860	794,418

		38,423,282

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,010	399,083
Hasbro, Inc.	6,345	336,602
Mattel, Inc.	18,645	726,596
Sankyo Co., Ltd.	4,704	181,105
Sega Sammy Holdings, Inc.	17,848	351,800
Shimano, Inc.	7,541	838,378
Yamaha Corp.	16,000	252,723

		3,086,287

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,235	1,047,418
Lonza Group AG (a)	5,061	550,991
PerkinElmer, Inc.	6,190	289,940
QIAGEN NV (a)	22,912	555,039
Thermo Fisher Scientific, Inc.	21,930	2,587,740
Waters Corp. (a)	4,690	489,823

		5,520,951

Machinery—0.9%
Alfa Laval AB (b)	30,187	777,272
Amada Co., Ltd.	33,986	346,020
Andritz AG	7,010	404,662
Atlas Copco AB - A Shares (b)	64,191	1,852,897
Atlas Copco AB - B Shares	37,384	997,621
Caterpillar, Inc.	35,185	3,823,554
CNH Industrial NV (b)	90,015	923,436
Cummins, Inc.	9,695	1,495,841
Deere & Co.	21,115	1,911,963
Dover Corp.	9,400	854,930
FANUC Corp.	18,310	3,164,125
Flowserve Corp.	7,680	571,008
GEA Group AG	17,554	831,466
Hino Motors, Ltd.	24,133	333,182
Hitachi Construction Machinery Co., Ltd. (b)	10,258	204,717
IHI Corp.	126,748	591,674
Illinois Tool Works, Inc.	22,600	1,978,856
IMI plc	26,134	664,575
Ingersoll-Rand plc	14,765	922,960
Joy Global, Inc. (b)	5,835	359,319
JTEKT Corp.	19,617	331,489
Kawasaki Heavy Industries, Ltd.	135,697	517,968
Komatsu, Ltd.	89,287	2,076,241
Kone Oyj - Class B (b)	29,892	1,248,105
Kubota Corp.	108,359	1,539,502
Kurita Water Industries, Ltd. (b)	9,724	225,660
Makita Corp.	11,390	703,518
MAN SE	3,395	419,602
Melrose Industries plc	102,184	454,627
Metso Oyj (b)	10,778	408,347

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Mitsubishi Heavy Industries, Ltd.	290,000	$1,812,731
Nabtesco Corp.	10,740	237,871
NGK Insulators, Ltd.	24,922	567,131
NSK, Ltd.	44,284	577,260
PACCAR, Inc.	19,595	1,231,154
Pall Corp.	6,120	522,587
Parker Hannifin Corp.	8,235	1,035,386
Pentair plc	10,973	791,373
Sandvik AB (b)	102,003	1,392,235
Schindler Holding AG	4,436	673,956
Schindler Holding AG	2,044	308,168
Sembcorp Marine, Ltd. (b)	79,700	262,121
SKF AB - B Shares	37,927	966,775
SMC Corp.	5,313	1,424,727
Snap-on, Inc.	3,210	380,449
Stanley Black & Decker, Inc.	8,540	749,983
Sulzer AG	2,324	325,957
Sumitomo Heavy Industries, Ltd.	52,676	251,043
THK Co., Ltd.	10,852	256,409
Vallourec S.A.	10,413	466,079
Volvo AB - B Shares	146,115	2,010,487
Wartsila Oyj Abp	14,140	700,828
Weir Group plc (The)	20,441	915,090
Xylem, Inc.	10,140	396,271
Yangzijiang Shipbuilding Holdings, Ltd.	179,890	155,398
Zardoya Otis S.A. (b)	16,097	286,399

		49,633,005

Marine—0.1%
AP Moeller - Maersk A/S - Class A	265	623,844
AP Moeller - Maersk A/S - Class B	633	1,573,890
Kuehne & Nagel International AG	5,192	691,091
Mitsui OSK Lines, Ltd.	102,913	383,545
Nippon Yusen KK (b)	153,984	444,482

		3,716,852

Media—1.0%
Altice S.A. (a)	5,815	405,074
Axel Springer SE (b)	3,783	232,763
British Sky Broadcasting Group plc	97,880	1,512,877
Cablevision Systems Corp. - Class A (b)	11,785	208,005
CBS Corp. - Class B	30,850	1,917,019
Comcast Corp. - Class A	143,830	7,720,794
Dentsu, Inc.	20,687	844,283
DIRECTV (a)	26,945	2,290,594
Discovery Communications, Inc. - Class A (a)	12,450	924,786
Eutelsat Communications S.A.	14,728	511,491
Gannett Co., Inc.	12,540	392,627
Hakuhodo DY Holdings, Inc.	22,280	221,568
Interpublic Group of Cos., Inc. (The)	22,925	447,267
ITV plc	364,602	1,110,331
JCDecaux S.A.	6,470	241,681
Kabel Deutschland Holding AG	2,134	312,549
Lagardere SCA	11,281	367,400
News Corp. - Class A (a)	27,421	491,933
Omnicom Group, Inc.	14,185	1,010,256

Media—(Continued)
Pearson plc	78,295	1,545,118
ProSiebenSat.1 Media AG (b)	20,979	934,797
Publicis Groupe S.A.	17,335	1,471,572
REA Group, Ltd. (b)	5,089	205,160
Reed Elsevier NV	66,664	1,528,343
Reed Elsevier plc	110,938	1,783,008
RTL Group S.A. (Brussels Exchange)	3,657	407,128
RTL Group S.A. (Frankfurt Exchange)	39	4,336
Scripps Networks Interactive, Inc. - Class A	6,050	490,897
SES S.A.	29,106	1,103,519
Singapore Press Holdings, Ltd. (b)	152,000	508,550
Sky Deutschland AG (a)	41,937	386,392
Telenet Group Holding NV (a)	4,998	284,653
Time Warner Cable, Inc.	15,635	2,303,035
Time Warner, Inc.	49,955	3,509,339
Toho Co., Ltd.	10,894	255,433
Twenty-First Century Fox, Inc. - Class A	108,335	3,807,975
Viacom, Inc. - Class B	22,370	1,940,150
Walt Disney Co. (The)	90,279	7,740,521
Wolters Kluwer NV	28,960	856,674
WPP plc	128,616	2,800,608

		55,030,506

Metals & Mining—1.0%
Alcoa, Inc.	59,050	879,254
Allegheny Technologies, Inc.	5,935	267,669
Alumina, Ltd. (a)	241,405	307,593
Anglo American plc	133,269	3,255,702
Antofagasta plc	37,693	494,428
ArcelorMittal	95,588	1,420,690
BHP Billiton plc	201,879	6,573,035
BHP Billiton, Ltd.	306,985	10,487,723
Boliden AB	26,244	380,831
Daido Steel Co., Ltd.	26,068	133,513
Fortescue Metals Group, Ltd. (b)	148,438	609,777
Freeport-McMoRan Copper & Gold, Inc.	57,300	2,091,450
Fresnillo plc (b)	21,130	315,039
Glencore plc	1,015,356	5,657,746
Hitachi Metals, Ltd.	20,465	310,400
Iluka Resources, Ltd. (b)	39,920	306,344
JFE Holdings, Inc.	46,961	970,624
Kobe Steel, Ltd.	290,670	436,785
Maruichi Steel Tube, Ltd.	4,500	120,986
Mitsubishi Materials Corp.	106,804	374,949
Newcrest Mining, Ltd. (a)	73,081	739,186
Newmont Mining Corp.	27,435	697,946
Nippon Steel Sumitomo Metal Corp.	726,089	2,325,974
Norsk Hydro ASA	128,220	685,432
Nucor Corp.	17,540	863,845
Randgold Resources, Ltd.	8,432	709,411
Rio Tinto plc	121,587	6,560,670
Rio Tinto, Ltd.	41,652	2,331,920
Sumitomo Metal Mining Co., Ltd.	50,516	821,703
ThyssenKrupp AG (a)	43,334	1,263,462
United States Steel Corp. (b)	7,945	206,888
Voestalpine AG (b)	10,755	511,550

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Yamato Kogyo Co., Ltd.	3,700	$108,613

		53,221,138

Multi-Utilities—0.6%
AGL Energy, Ltd.	53,238	777,004
Ameren Corp.	13,360	546,157
CenterPoint Energy, Inc.	23,600	602,744
Centrica plc	484,505	2,590,241
CMS Energy Corp.	14,655	456,503
Consolidated Edison, Inc.	16,145	932,212
Dominion Resources, Inc.	32,090	2,295,077
DTE Energy Co.	9,730	757,675
E.ON SE	191,263	3,949,434
GDF Suez	138,376	3,804,657
Integrys Energy Group, Inc.	4,390	312,261
National Grid plc	356,560	5,122,647
NiSource, Inc.	17,250	678,615
PG&E Corp.	24,745	1,188,255
Public Service Enterprise Group, Inc.	27,870	1,136,817
RWE AG	46,792	2,009,523
SCANA Corp.	7,740	416,490
Sempra Energy	12,520	1,310,969
Suez Environnement Co.	26,841	514,463
TECO Energy, Inc. (b)	11,235	207,623
Veolia Environnement S.A.	39,348	748,813
Wisconsin Energy Corp.	12,465	584,858

		30,943,038

Multiline Retail—0.2%
Dollar General Corp. (a)	16,230	930,953
Dollar Tree, Inc. (a)	11,470	624,656
Don Quijote Holdings Co., Ltd.	5,660	316,036
Family Dollar Stores, Inc.	5,310	351,203
Harvey Norman Holdings, Ltd. (b)	49,785	145,648
Isetan Mitsukoshi Holdings, Ltd.	32,097	418,967
J Front Retailing Co., Ltd.	45,915	322,874
Kohl’s Corp.	11,075	583,431
Macy’s, Inc.	20,310	1,178,386
Marks & Spencer Group plc	155,949	1,133,568
Marui Group Co., Ltd.	22,800	218,891
Next plc	14,828	1,642,079
Nordstrom, Inc.	7,890	535,968
Takashimaya Co., Ltd.	25,372	246,671
Target Corp.	34,940	2,024,773

		10,674,104

Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.	27,835	3,047,097
Apache Corp.	22,095	2,223,199
BG Group plc	325,883	6,889,591
BP plc	1,765,169	15,542,672
Cabot Oil & Gas Corp.	23,190	791,707
Caltex Australia, Ltd.	12,908	262,697
Chesapeake Energy Corp.	27,835	865,112
Chevron Corp. (c)	106,200	13,864,410

Oil, Gas & Consumable Fuels—(Continued)
Cimarex Energy Co.	4,915	705,106
ConocoPhillips	67,620	5,797,063
CONSOL Energy, Inc.	12,590	580,021
Delek Group, Ltd.	449	185,688
Denbury Resources, Inc. (b)	20,205	372,984
Devon Energy Corp.	21,020	1,668,988
ENI S.p.A.	243,158	6,646,506
EOG Resources, Inc.	30,290	3,539,689
EQT Corp.	8,310	888,339
Exxon Mobil Corp. (c)	241,189	24,282,909
Galp Energia SGPS S.A.	36,856	674,857
Hess Corp.	15,670	1,549,606
Idemitsu Kosan Co., Ltd.	8,400	182,700
Inpex Corp.	83,864	1,277,196
JX Holdings, Inc.	214,024	1,146,943
Kinder Morgan, Inc.	37,090	1,344,883
Koninklijke Vopak NV	6,746	329,608
Lundin Petroleum AB (a)	21,343	431,564
Marathon Oil Corp.	38,380	1,532,130
Marathon Petroleum Corp.	16,605	1,296,352
Murphy Oil Corp.	9,685	643,859
Neste Oil Oyj	12,212	237,994
Newfield Exploration Co. (a)	7,500	331,500
Noble Energy, Inc.	19,800	1,533,708
Occidental Petroleum Corp.	44,545	4,571,653
OMV AG	14,067	635,712
ONEOK, Inc.	11,360	773,389
Origin Energy, Ltd.	105,355	1,453,430
Peabody Energy Corp. (b)	14,845	242,716
Phillips 66	33,140	2,665,450
Pioneer Natural Resources Co.	7,865	1,807,456
QEP Resources, Inc.	9,865	340,343
Range Resources Corp.	9,005	782,985
Repsol S.A.	82,291	2,174,153
Royal Dutch Shell plc - A Shares	372,586	15,413,006
Royal Dutch Shell plc - B Shares	233,734	10,164,689
Santos, Ltd.	92,843	1,249,317
Showa Shell Sekiyu KK (b)	18,000	204,810
Southwestern Energy Co. (a)	19,305	878,184
Spectra Energy Corp.	36,920	1,568,362
Statoil ASA	106,674	3,290,743
Tesoro Corp.	7,325	429,758
TonenGeneral Sekiyu KK (b)	26,150	248,557
Total S.A.	204,540	14,778,101
Tullow Oil plc	87,107	1,270,974
Valero Energy Corp.	29,815	1,493,731
Williams Cos., Inc. (The)	37,665	2,192,480
Woodside Petroleum, Ltd.	63,002	2,441,192

		171,737,869

Paper & Forest Products—0.1%
International Paper Co.	24,435	1,233,234
OJI Holdings Corp.	75,372	310,922
Stora Enso Oyj - R Shares	52,469	510,046
UPM-Kymmene Oyj (b)	50,465	861,061

		2,915,263

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.2%
Avon Products, Inc.	23,900	$349,179
Beiersdorf AG	9,661	934,931
Estee Lauder Cos., Inc. (The) - Class A	14,120	1,048,551
Kao Corp.	49,324	1,943,304
L’Oreal S.A.	22,990	3,964,217
Shiseido Co., Ltd.	34,409	627,989

		8,868,171

Pharmaceuticals—3.3%
AbbVie, Inc.	87,780	4,954,303
Actavis plc (a)	9,683	2,159,793
Allergan, Inc.	16,395	2,774,362
Astellas Pharma, Inc.	207,500	2,731,517
AstraZeneca plc	120,528	8,968,627
Bayer AG	79,043	11,164,698
Bristol-Myers Squibb Co.	90,935	4,411,257
Chugai Pharmaceutical Co., Ltd.	21,374	603,775
Daiichi Sankyo Co., Ltd.	60,999	1,139,480
Eisai Co., Ltd.	24,080	1,010,081
Eli Lilly & Co.	54,730	3,402,564
Forest Laboratories, Inc. (a)	13,155	1,302,345
GlaxoSmithKline plc	464,418	12,410,100
Hisamitsu Pharmaceutical Co., Inc.	5,525	247,439
Hospira, Inc. (a)	9,140	469,522
Johnson & Johnson (c)	155,820	16,301,888
Kyowa Hakko Kirin Co., Ltd. (b)	22,167	300,467
Merck & Co., Inc. (c)	161,335	9,333,230
Merck KGaA	12,384	1,074,980
Mitsubishi Tanabe Pharma Corp.	21,801	326,826
Mylan, Inc. (a)	21,085	1,087,143
Novartis AG	219,868	19,916,120
Novo Nordisk A/S - Class B	190,336	8,786,408
Ono Pharmaceutical Co., Ltd.	7,934	700,058
Orion Oyj - Class B	9,591	357,284
Otsuka Holdings Co., Ltd.	37,324	1,158,386
Perrigo Co. plc	7,353	1,071,773
Pfizer, Inc.	357,806	10,619,682
Roche Holding AG	67,154	20,038,855
Sanofi	113,923	12,117,192
Santen Pharmaceutical Co., Ltd.	7,137	401,970
Shionogi & Co., Ltd.	28,498	595,873
Shire plc	56,187	4,405,676
Sumitomo Dainippon Pharma Co., Ltd. (b)	15,200	175,098
Taisho Pharmaceutical Holdings Co., Ltd.	3,039	222,191
Takeda Pharmaceutical Co., Ltd.	75,550	3,508,771
Teva Pharmaceutical Industries, Ltd.	81,640	4,282,851
UCB S.A. (b)	10,813	914,749
Zoetis, Inc.	27,540	888,716

		176,336,050

Professional Services—0.2%
Adecco S.A. (a)	16,282	1,338,900
ALS, Ltd. (b)	37,683	314,997
Bureau Veritas S.A.	21,118	586,179
Capita Group plc	63,096	1,235,446
Dun & Bradstreet Corp. (The)	2,095	230,869

Professional Services—(Continued)
Equifax, Inc.	6,715	487,106
Experian plc	94,922	1,603,197
Intertek Group plc	15,487	728,345
Nielsen Holdings NV	13,933	674,497
Randstad Holding NV	11,930	646,078
Robert Half International, Inc.	7,620	363,779
Seek, Ltd.	31,046	464,691
SGS S.A.	525	1,258,379

		9,932,463

Real Estate Investment Trusts—2.8%
Acadia Realty Trust	6,450	181,180
Activia Properties, Inc.	26	228,685
Advance Residence Investment Corp.	144	363,980
Aedifica S.A.	1,000	68,465
Affine S.A.	650	13,001
Agree Realty Corp.	1,600	48,368
Alexander’s, Inc. (b)	250	92,368
Alexandria Real Estate Equities, Inc.	8,100	628,884
Allied Properties Real Estate Investment Trust	7,850	260,060
Alstria Office REIT-AG (a)	7,650	101,316
American Assets Trust, Inc.	4,050	139,928
American Campus Communities, Inc.	11,800	451,232
American Homes 4 Rent - Class A	15,000	266,400
American Realty Capital Healthcare Trust, Inc.	19,100	207,999
American Realty Capital Properties, Inc.	102,600	1,285,578
American Tower Corp.	21,845	1,965,613
ANF Immobilier	750	23,852
Apartment Investment & Management Co. - Class A	24,465	789,486
Artis Real Estate Investment Trust	15,250	225,095
Ascendas Real Estate Investment Trust	416,800	769,021
Ashford Hospitality Trust, Inc.	7,850	90,589
Associated Estates Realty Corp.	6,450	116,229
Australand Property Group	52,350	219,144
AvalonBay Communities, Inc.	21,365	3,037,889
Aviv REIT, Inc.	2,850	80,285
Befimmo S.A.	1,900	144,835
Beni Stabili S.p.A. (b)	93,050	85,358
Big Yellow Group plc	14,500	123,094
BioMed Realty Trust, Inc.	21,700	473,711
Boardwalk Real Estate Investment Trust	4,500	275,217
Boston Properties, Inc.	25,575	3,022,453
Brandywine Realty Trust	17,700	276,120
British Land Co. plc	205,860	2,472,848
Brixmor Property Group, Inc.	4,650	106,718
BWP Trust (b)	53,800	125,906
Calloway Real Estate Investment Trust	11,700	291,225
Camden Property Trust	9,600	683,040
Campus Crest Communities, Inc.	7,300	63,218
Canadian Apartment Properties	12,500	267,794
Canadian Real Estate Investment Trust	7,800	336,181
CapitaCommercial Trust (b)	412,150	562,047
CapitaMall Trust	522,900	828,494
CBL & Associates Properties, Inc.	19,150	363,850
CDL Hospitality Trusts	71,050	100,314

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Cedar Realty Trust, Inc.	8,900	$55,625
CFS Retail Property Trust (b)	438,954	844,213
Chambers Street Properties	26,700	214,668
Champion	262,750	122,063
Charter Hall Retail	35,000	128,100
Chartwell Retirement Residences	19,450	197,590
Chesapeake Lodging Trust	5,600	169,288
Cofinimmo	1,900	236,673
Cominar Real Estate Investment Trust	14,331	253,165
CommonWealth REIT	13,350	351,372
Corio NV	14,137	722,129
Corporate Office Properties Trust	9,250	257,242
Cousins Properties, Inc.	20,850	259,582
Crombie Real Estate Investment Trust	8,700	109,581
Cromwell Property Group	163,550	150,394
Crown Castle International Corp.	18,410	1,367,127
CubeSmart	16,300	298,616
Daiwahouse Residential Investment Corp.	35	164,176
DCT Industrial Trust, Inc.	36,950	303,359
DDR Corp.	34,500	608,235
Derwent London plc	10,450	478,522
Dexus Property Group	1,180,549	1,235,483
DiamondRock Hospitality Co.	22,050	282,681
Digital Realty Trust, Inc. (b)	15,300	892,296
Douglas Emmett, Inc.	14,950	421,889
Dream Global Real Estate Investment Trust	10,650	98,011
Dream Office Real Estate Investment Trust	11,750	322,532
Duke Realty Corp.	37,200	675,552
DuPont Fabros Technology, Inc.	7,400	199,504
EastGroup Properties, Inc.	3,550	228,016
Education Realty Trust, Inc.	12,950	139,083
Empire State Realty Trust, Inc. - Class A (b)	8,500	140,250
EPR Properties	6,000	335,220
Equity Lifestyle Properties, Inc.	8,500	375,360
Equity One, Inc.	6,650	156,874
Equity Residential	58,780	3,703,140
Essex Property Trust, Inc.	10,496	1,940,815
Eurobank Properties Real Estate Investment Co.	2,650	31,388
Eurocommercial Properties NV	4,650	229,275
Excel Trust, Inc.	5,200	69,316
Extra Space Storage, Inc.	12,300	654,975
Federal Realty Investment Trust	7,550	912,946
Federation Centres, Ltd.	298,308	700,282
FelCor Lodging Trust, Inc.	14,050	147,666
First Industrial Realty Trust, Inc.	12,400	233,616
First Potomac Realty Trust	6,600	86,592
Fonciere Des Regions	6,521	706,711
Fortune Real Estate Investment Trust	146,150	129,014
Franklin Street Properties Corp.	9,950	125,171
Frontier Real Estate Investment Corp.	54	293,895
Gecina S.A.	4,231	617,053
General Growth Properties, Inc.	86,511	2,038,199
Getty Realty Corp.	2,800	53,424
Glimcher Realty Trust	16,350	177,070
GLP J-Reit	201	225,118
Goodman Group (b)	359,428	1,712,570
Government Properties Income Trust (b)	6,150	156,149

Real Estate Investment Trusts—(Continued)
GPT Group	360,542	1,305,838
Granite Real Estate Investment Trust	5,350	198,046
Great Portland Estates plc	38,850	429,712
H&R Real Estate Investment Trust	30,594	664,034
Hamborner REIT AG	5,100	55,099
Hammerson plc	147,917	1,466,889
Hansteen Holdings plc	77,450	136,263
HCP, Inc.	76,875	3,181,087
Health Care REIT, Inc.	50,615	3,172,042
Healthcare Realty Trust, Inc.	10,800	274,536
Healthcare Trust of America, Inc. - Class A	26,750	322,070
Hersha Hospitality Trust	19,450	130,510
Highwoods Properties, Inc.	10,150	425,792
Home Properties, Inc.	6,450	412,542
Hospitality Properties Trust	16,900	513,760
Host Hotels & Resorts, Inc.	127,085	2,797,141
Hudson Pacific Properties, Inc.	6,200	157,108
ICADE	7,522	806,055
Immobiliare Grande Distribuzione	15,746	27,813
Industrial & Infrastructure Fund Investment Corp. (b)	17	152,234
Inland Real Estate Corp.	9,650	102,580
InnVest Real Estate Investment Trust	9,700	48,361
Intervest Offices & Warehouses	700	21,190
Intu Properties plc	184,125	980,496
Investa Office Fund	68,212	218,783
Investors Real Estate Trust	12,050	110,981
Japan Excellent, Inc. (b)	124	164,818
Japan Hotel REIT Investment Corp.	297	156,344
Japan Logistics Fund, Inc.	94	223,117
Japan Prime Realty Investment Corp.	165	592,180
Japan Real Estate Investment Corp.	248	1,445,163
Japan Retail Fund Investment Corp.	482	1,084,414
Kenedix Realty Investment Corp.	38	206,769
Keppel REIT Management, Ltd.	166,600	171,012
Kilroy Realty Corp.	9,300	579,204
Kimco Realty Corp.	68,420	1,572,292
Kite Realty Group Trust	14,600	89,644
Kiwi Income Property Trust	114,650	116,941
Klepierre	20,599	1,049,735
Land Securities Group plc	164,282	2,909,559
LaSalle Hotel Properties	11,750	414,657
Lexington Realty Trust (b)	25,800	284,058
Liberty Property Trust	16,700	633,431
Link REIT (The)	479,000	2,577,309
Londonmetric Property plc	66,000	152,851
LTC Properties, Inc.	3,900	152,256
Macerich Co. (The)	23,640	1,577,970
Mack-Cali Realty Corp.	9,900	212,652
Mapletree Commercial Trust	144,550	158,862
Mapletree Industrial Trust	132,550	152,040
Mapletree Logistics Trust	161,700	151,064
Medical Properties Trust, Inc.	19,450	257,518
Mercialys S.A.	4,650	108,372
Mid-America Apartment Communities, Inc.	8,426	615,519
Mirvac Group	768,230	1,293,650
Morguard Real Estate Investment Trust	3,900	64,912

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Mori Hills REIT Investment Corp.	130	$188,461
Mori Trust Sogo REIT, Inc.	112	188,989
National Health Investors, Inc.	3,300	206,448
National Retail Properties, Inc. (b)	13,900	516,941
New York REIT, Inc. (b)	18,450	204,057
Nieuwe Steen Investments NV	14,693	92,544
Nippon Accommodations Fund, Inc.	51	193,340
Nippon Building Fund, Inc.	287	1,678,190
Nippon Prologis REIT, Inc.	275	641,600
Nomura Real Estate Master Fund, Inc.	189	231,029
Nomura Real Estate Office Fund, Inc.	40	189,026
Northern Property Real Estate Investment Trust	3,600	96,794
Omega Healthcare Investors, Inc.	14,250	525,255
Orix JREIT, Inc.	221	309,979
Parkway Properties, Inc.	8,050	166,233
Pebblebrook Hotel Trust	7,250	267,960
Pennsylvania Real Estate Investment Trust	7,350	138,327
Piedmont Office Realty Trust, Inc. - Class A	17,400	329,556
Plum Creek Timber Co., Inc.	9,745	439,499
Post Properties, Inc.	6,150	328,779
Premier Investment Corp.	24	95,468
Primary Health Properties plc	11,954	70,274
ProLogis, Inc.	83,770	3,442,109
PS Business Parks, Inc.	2,250	187,852
Public Storage	24,125	4,133,819
Pure Industrial Real Estate Trust	17,000	72,968
Ramco-Gershenson Properties Trust	7,600	126,312
Realty Income Corp. (b)	25,016	1,111,211
Redefine International plc	96,150	88,230
Regency Centers Corp.	10,350	576,288
Retail Opportunity Investments Corp. (b)	9,950	156,514
Retail Properties of America, Inc. - Class A	26,700	410,646
RioCan Real Estate Investment Trust	33,950	868,914
RLJ Lodging Trust	14,900	430,461
Rouse Properties, Inc. (b)	4,100	70,151
Sabra Health Care REIT, Inc.	5,300	152,163
Safestore Holdings plc	23,350	87,199
Saul Centers, Inc.	1,450	70,470
Scentre Group (a)	1,086,128	3,277,326
Segro plc	154,563	913,251
Select Income REIT	4,200	124,488
Senior Housing Properties Trust	23,000	558,670
Shaftesbury plc	31,400	352,575
Silver Bay Realty Trust Corp.	4,150	67,728
Simon Property Group, Inc.	52,220	8,683,142
SL Green Realty Corp.	10,750	1,176,157
Societe de la Tour Eiffel	400	31,821
Sovran Self Storage, Inc.	3,700	285,825
Spirit Realty Capital, Inc.	43,212	490,888
STAG Industrial, Inc.	6,050	145,261
Stockland (b)	483,870	1,770,965
Strategic Hotels & Resorts, Inc. (a)	27,300	319,683
Sun Communities, Inc. (b)	4,450	221,788
Sunstone Hotel Investors, Inc.	20,650	308,304
Suntec Real Estate Investment Trust	269,150	390,643
Tanger Factory Outlet Centers, Inc.	10,800	377,676
Taubman Centers, Inc.	7,200	545,832

Real Estate Investment Trusts—(Continued)
Tokyu REIT, Inc.	104	145,054
Top REIT, Inc.	19	84,998
UDR, Inc.	28,250	808,797
Unibail-Rodamco SE	20,298	5,898,777
United Urban Investment Corp.	512	826,655
Universal Health Realty Income Trust	1,450	63,046
Urstadt Biddle Properties, Inc. - Class A	2,650	55,332
Vastned Retail NV	2,150	109,487
Ventas, Inc.	49,442	3,169,232
Vornado Realty Trust	28,530	3,045,007
Warehouses De Pauw SCA	1,200	89,851
Washington Prime Group, Inc. (a)	17,750	332,635
Washington Real Estate Investment Trust	7,400	192,252
Weingarten Realty Investors	12,300	403,932
Wereldhave Belgium NV	250	33,396
Wereldhave NV	2,450	227,797
Westfield Corp.	407,918	2,751,837
Weyerhaeuser Co. (b)	32,120	1,062,851
Winthrop Realty Trust	3,650	56,028
Workspace Group plc	11,800	115,113
WP Carey, Inc.	9,501	611,864

		146,485,221

Real Estate Management & Development—1.0%
Aeon Mall Co., Ltd.	22,047	581,558
Allreal Holding AG (a)	1,050	149,191
Azrieli Group	4,100	134,975
BUWOG AG (a)	5,750	110,964
CA Immobilien Anlagen AG (a) (b)	8,250	156,207
Capital & Counties Properties plc	82,100	457,694
CapitaLand, Ltd.	531,250	1,363,448
CapitaMalls Asia, Ltd.	281,738	530,984
Castellum AB	18,550	328,779
CBRE Group, Inc. - Class A (a)	15,315	490,693
Cheung Kong Holdings, Ltd.	132,500	2,349,476
City Developments, Ltd. (b)	105,550	863,694
Citycon Oyj	29,500	108,153
Conwert Immobilien Invest SE (a) (b)	6,900	81,872
Daejan Holdings plc	550	44,802
Daito Trust Construction Co., Ltd.	6,944	817,221
Daiwa House Industry Co., Ltd.	56,810	1,179,710
Deutsche Annington Immobilien SE	7,050	207,456
Deutsche Euroshop AG (b)	5,200	256,968
Deutsche Wohnen AG	59,656	1,286,589
Development Securities plc	14,100	51,688
DIC Asset AG (b)	3,850	42,178
Dios Fastigheter AB (b)	4,200	36,758
Fabege AB	14,950	211,436
Fastighets AB Balder - B Shares (a)	10,200	138,040
First Capital Realty, Inc. (b)	9,450	164,902
Forest City Enterprises, Inc. - Class A (a)	16,850	334,809
GAGFAH S.A. (a)	17,800	324,070
Global Logistic Properties, Ltd.	633,518	1,371,875
Grainger plc	46,400	166,937
Hang Lung Properties, Ltd.	465,750	1,436,529
Helical Bar plc	11,200	67,089

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Hemfosa Fastigheter AB (a)	4,462	$74,920
Henderson Land Development Co., Ltd.	227,260	1,331,396
Hongkong Land Holdings, Ltd.	132,750	885,551
Hufvudstaden AB - A Shares	12,550	176,027
Hulic Co., Ltd.	56,167	742,713
Hysan Development Co., Ltd.	131,700	618,904
IMMOFINANZ AG (a)	91,491	323,291
Inmobiliaria Colonial S.A. (a)	189,450	151,021
Keppel Land, Ltd.	146,500	397,254
Kerry Properties, Ltd.	134,350	470,229
Killam Properties, Inc. (b)	5,850	57,839
Klovern AB	8,450	43,000
Kungsleden AB	15,400	115,742
LEG Immobilien AG (a)	5,500	370,510
Lend Lease Group	52,236	646,636
Mitsubishi Estate Co., Ltd.	262,094	6,484,475
Mitsui Fudosan Co., Ltd.	174,468	5,899,932
Mobimo Holding AG (a)	700	148,324
New World Development Co., Ltd.	1,058,175	1,205,642
Nomura Real Estate Holdings, Inc.	25,359	480,734
Norwegian Property ASA (a) (b)	58,850	72,448
NTT Urban Development Corp.	23,278	262,847
Prime Office AG (a)	7,300	34,007
PSP Swiss Property AG (a)	4,500	423,528
Quintain Estates & Development plc (a)	54,350	82,317
Schroder Real Estate Investment Trust, Ltd.	53,250	47,613
Sino Land Co., Ltd.	619,850	1,018,497
Sponda Oyj	27,150	144,849
St. Modwen Properties plc	19,900	122,376
Sumitomo Realty & Development Co., Ltd.	82,795	3,562,502
Sun Hung Kai Properties, Ltd.	329,650	4,526,660
Swire Pacific, Ltd. - Class A	60,400	743,137
Swire Properties, Ltd.	244,000	713,159
Swiss Prime Site AG (a)	11,694	969,442
TAG Immobilien AG (b)	14,000	170,836
Technopolis plc	10,750	65,088
Tokyo Tatemono Co., Ltd.	85,450	792,162
Tokyu Fudosan Holdings Corp.	45,939	363,275
Unite Group plc	22,700	152,933
UOL Group, Ltd.	95,300	498,518
Wallenstam AB - B Shares	11,300	187,995
Wharf Holdings, Ltd.	315,550	2,281,472
Wheelock & Co., Ltd.	86,800	365,517
Wihlborgs Fastigheter AB	7,450	142,726
Wing Tai Holdings, Ltd.	43,200	68,265

		54,283,054

Road & Rail—0.4%
Asciano, Ltd.	92,995	494,083
Aurizon Holdings, Ltd.	204,289	959,931
Central Japan Railway Co.	13,784	1,968,678
ComfortDelGro Corp., Ltd.	192,700	385,575
CSX Corp.	55,870	1,721,355
DSV A/S	17,215	561,180
East Japan Railway Co.	32,126	2,533,774
Hankyu Hanshin Holdings, Inc.	109,000	622,749

Road & Rail—(Continued)
Kansas City Southern	6,090	654,736
Keikyu Corp.	44,373	399,168
Keio Corp.	54,672	430,163
Keisei Electric Railway Co., Ltd.	25,811	257,476
Kintetsu Corp. (b)	172,710	629,819
MTR Corp., Ltd.	138,200	533,191
Nagoya Railroad Co., Ltd. (b)	80,000	319,235
Nippon Express Co., Ltd.	80,307	389,787
Norfolk Southern Corp.	17,040	1,755,631
Odakyu Electric Railway Co., Ltd. (b)	59,552	573,889
Ryder System, Inc.	2,900	255,461
Tobu Railway Co., Ltd.	97,045	508,359
Tokyu Corp.	108,569	770,656
Union Pacific Corp.	50,990	5,086,253
West Japan Railway Co.	15,740	693,675

		22,504,824

Semiconductors & Semiconductor Equipment—0.6%
Advantest Corp.	15,207	188,317
Altera Corp.	17,690	614,904
Analog Devices, Inc.	17,140	926,760
Applied Materials, Inc.	66,460	1,498,673
ARM Holdings plc	134,668	2,032,813
ASM Pacific Technology, Ltd.	23,000	251,239
ASML Holding NV	34,167	3,179,711
Avago Technologies, Ltd.	13,161	948,513
Broadcom Corp. - Class A	29,735	1,103,763
First Solar, Inc. (a)	3,870	275,002
Infineon Technologies AG	107,769	1,347,214
Intel Corp. (c)	274,370	8,478,033
KLA-Tencor Corp.	9,170	666,109
Lam Research Corp.	8,947	604,638
Linear Technology Corp.	12,880	606,262
Microchip Technology, Inc. (b)	10,930	533,493
Micron Technology, Inc. (a)	58,070	1,913,406
NVIDIA Corp.	31,870	590,870
Rohm Co., Ltd.	9,278	533,161
STMicroelectronics NV (b)	60,770	544,940
Texas Instruments, Inc.	60,430	2,887,950
Tokyo Electron, Ltd.	16,425	1,113,477
Xilinx, Inc.	14,780	699,242

		31,538,490

Software—0.9%
Adobe Systems, Inc. (a)	25,720	1,861,099
Autodesk, Inc. (a)	12,415	699,958
CA, Inc.	17,895	514,302
Citrix Systems, Inc. (a)	10,270	642,389
Dassault Systemes S.A.	6,029	774,923
Electronic Arts, Inc. (a)	17,030	610,866
Gemalto NV	7,600	787,386
GungHo Online Entertainment, Inc. (b)	38,539	249,401
Intuit, Inc.	15,695	1,263,918
Konami Corp. (b)	9,603	212,670
Microsoft Corp. (c)	419,405	17,489,188
Nexon Co., Ltd.	12,598	120,591

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
NICE Systems, Ltd.	5,583	$228,061
Nintendo Co., Ltd.	10,187	1,220,797
Oracle Corp. (c)	193,710	7,851,066
Oracle Corp. Japan	3,633	159,085
Red Hat, Inc. (a)	10,435	576,742
Sage Group plc (The)	104,256	684,568
Salesforce.com, Inc. (a)	30,660	1,780,733
SAP AG	88,069	6,802,277
Symantec Corp.	38,350	878,215
Trend Micro, Inc.	10,124	333,981
Xero, Ltd. (a) (b)	6,099	138,698

		45,880,914

Specialty Retail—0.6%
ABC-Mart, Inc. (b)	2,600	139,338
AutoNation, Inc. (a)	3,555	212,162
AutoZone, Inc. (a)	1,885	1,010,812
Bed Bath & Beyond, Inc. (a)	11,825	678,519
Best Buy Co., Inc.	15,045	466,546
CarMax, Inc. (a) (b)	12,300	639,723
Fast Retailing Co., Ltd.	5,079	1,675,205
GameStop Corp. - Class A (b)	6,445	260,829
Gap, Inc. (The)	14,590	606,506
Hennes & Mauritz AB - B Shares	90,751	3,962,446
Hikari Tsushin, Inc. (b)	1,600	120,968
Home Depot, Inc. (The)	77,720	6,292,211
Inditex S.A.	20,853	3,215,486
Kingfisher plc	227,136	1,393,972
L Brands, Inc.	13,440	788,390
Lowe’s Cos., Inc.	57,720	2,769,983
Nitori Holdings Co., Ltd.	6,600	361,243
O’Reilly Automotive, Inc. (a)	5,915	890,799
PetSmart, Inc. (b)	5,730	342,654
Ross Stores, Inc.	11,940	789,592
Sanrio Co., Ltd. (b)	4,726	137,419
Shimamura Co., Ltd.	2,200	216,551
Sports Direct International plc (a)	25,741	310,803
Staples, Inc. (b)	36,385	394,413
Tiffany & Co.	6,070	608,518
TJX Cos., Inc. (The)	39,300	2,088,795
Tractor Supply Co.	7,735	467,194
Urban Outfitters, Inc. (a)	6,000	203,160
USS Co., Ltd.	20,960	358,127
Yamada Denki Co., Ltd. (b)	83,140	296,727

		31,699,091

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc. (c)	340,381	31,631,606
Brother Industries, Ltd.	22,546	391,554
Canon, Inc. (b)	108,433	3,549,390
EMC Corp.	113,610	2,992,487
Hewlett-Packard Co.	106,110	3,573,785
Konica Minolta, Inc.	45,753	453,070
NEC Corp.	248,087	792,725
NetApp, Inc.	18,770	685,480
Nokia Oyj (b)	357,959	2,707,670

Technology Hardware, Storage & Peripherals—(Continued)
Ricoh Co., Ltd.	67,478	805,877
SanDisk Corp.	12,455	1,300,676
Seagate Technology plc	17,960	1,020,487
Seiko Epson Corp.	12,400	527,196
Western Digital Corp.	11,595	1,070,219

		51,502,222

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG	19,998	2,025,621
Asics Corp.	15,878	371,034
Burberry Group plc	42,471	1,076,812
Christian Dior S.A.	5,223	1,038,409
Cie Financiere Richemont S.A.	49,895	5,236,767
Coach, Inc.	15,450	528,235
Fossil Group, Inc. (a)	2,699	282,099
Hugo Boss AG	3,055	456,368
Kering	7,240	1,586,511
Li & Fung, Ltd.	558,300	828,352
Luxottica Group S.p.A.	16,023	927,360
LVMH Moet Hennessy Louis Vuitton S.A.	26,689	5,141,116
Michael Kors Holdings, Ltd. (a)	9,897	877,369
NIKE, Inc. - Class B	41,290	3,202,039
Pandora A/S	9,952	763,603
PVH Corp.	4,508	525,633
Ralph Lauren Corp.	3,295	529,474
Swatch Group AG (The)	2,950	1,781,769
Swatch Group AG (The)	4,743	526,865
Under Armour, Inc. - Class A (a) (b)	8,972	533,744
VF Corp.	19,400	1,222,200
Yue Yuen Industrial Holdings, Ltd.	70,600	239,196

		29,700,576

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	26,185	257,399
People’s United Financial, Inc.	17,495	265,399

		522,798

Tobacco—0.6%
Altria Group, Inc.	110,425	4,631,224
British American Tobacco plc	180,325	10,730,623
Imperial Tobacco Group plc	92,019	4,137,956
Japan Tobacco, Inc.	105,142	3,839,901
Lorillard, Inc.	20,290	1,237,081
Philip Morris International, Inc. (c)	88,505	7,461,857
Reynolds American, Inc.	17,280	1,042,848
Swedish Match AB	19,297	669,441

		33,750,931

Trading Companies & Distributors—0.3%
Brenntag AG	4,939	882,180
Bunzl plc	31,973	886,722
Fastenal Co. (b)	15,050	744,824
ITOCHU Corp.	144,010	1,852,568
Marubeni Corp.	157,709	1,155,369
Mitsubishi Corp.	134,385	2,799,495

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Mitsui & Co., Ltd.	166,105	$2,667,493
Noble Group, Ltd.	411,000	451,868
Rexel S.A.	25,732	601,582
Sumitomo Corp. (b)	107,613	1,455,257
Toyota Tsusho Corp.	20,326	585,723
Travis Perkins plc	23,601	660,726
Wolseley plc	25,409	1,391,267
WW Grainger, Inc.	3,420	869,603

		17,004,677

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	38,639	888,404
Aeroports de Paris	2,837	373,664
Atlantia S.p.A.	39,466	1,125,021
Auckland International Airport, Ltd.	91,033	310,814
Fraport AG Frankfurt Airport Services Worldwide (b)	3,556	251,129
Groupe Eurotunnel S.A.	44,685	604,930
Hutchison Port Holdings Trust - Class U	541,202	389,676
Kamigumi Co., Ltd.	21,677	199,586
Mitsubishi Logistics Corp.	11,300	169,545
Sydney Airport	103,798	413,356
Transurban Group (b)	165,896	1,156,431

		5,882,556

Water Utilities—0.0%
Severn Trent plc	22,948	758,221
United Utilities Group plc	65,013	980,568

		1,738,789

Wireless Telecommunication Services—0.4%
KDDI Corp.	55,728	3,406,556
Millicom International Cellular S.A.	6,365	583,046
NTT DoCoMo, Inc.	146,028	2,499,787
SoftBank Corp.	91,832	6,832,528
StarHub, Ltd.	57,000	190,378
Tele2 AB - B Shares	30,588	359,962
Vodafone Group plc	2,527,061	8,444,900

		22,317,157

Total Common Stocks (Cost $1,786,945,108)		2,407,094,280

U.S. Treasury & Government Agencies—23.2%

Federal Agencies—2.5%
Federal Home Loan Banks 4.750%, 12/16/16 (b)	1,785,000	1,961,413
Federal Home Loan Mortgage Corp. 0.750%, 11/25/14 (b)	24,845,000	24,909,895
0.750%, 01/12/18 (b)	10,255,000	10,101,565
2.000%, 08/25/16	3,900,000	4,017,402
2.375%, 01/13/22 (b)	16,225,000	16,193,069

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.375%, 07/17/15 (b)	4,305,000	4,493,051
6.250%, 07/15/32 (b)	2,480,000	3,420,275
Federal National Mortgage Association 0.500%, 05/27/15 (b)	6,510,000	6,527,955
0.500%, 03/30/16 (b)	12,850,000	12,871,896
0.875%, 02/08/18	20,645,000	20,362,742
1.250%, 01/30/17 (b)	14,970,000	15,157,260
2.375%, 04/11/16 (b)	966,000	1,001,164
5.250%, 09/15/16 (b)	5,445,000	5,994,684
5.375%, 06/12/17	756,000	854,006
6.625%, 11/15/30	1,650,000	2,343,229
7.250%, 05/15/30 (b)	1,941,000	2,863,190

		133,072,796

U.S. Treasury—20.7%
U.S. Treasury Bonds 2.750%, 08/15/42	8,785,000	7,857,084
2.875%, 05/15/43 (b)	7,804,000	7,130,905
3.125%, 11/15/41 (b)	15,840,000	15,349,942
3.125%, 02/15/42 (b)	5,645,000	5,461,538
3.125%, 02/15/43 (b)	8,925,000	8,591,705
3.500%, 02/15/39	7,482,000	7,807,003
3.625%, 08/15/43 (b)	13,361,000	14,112,556
3.750%, 08/15/41 (b)	8,025,000	8,717,156
4.250%, 05/15/39 (b)	1,235,000	1,450,160
4.375%, 11/15/39 (b)	8,320,000	9,963,200
4.375%, 05/15/40 (b)	6,650,000	7,974,806
4.375%, 05/15/41 (b)	7,495,000	9,010,399
4.750%, 02/15/41	1,780,000	2,261,713
5.375%, 02/15/31 (b) (e)	14,855,000	19,504,155
6.000%, 02/15/26	12,037,000	16,088,197
6.250%, 08/15/23 (b)	4,620,000	6,094,066
6.250%, 05/15/30 (b)	1,815,000	2,579,569
7.250%, 05/15/16 (b)	13,085,000	14,749,255
8.875%, 02/15/19 (b)	2,158,000	2,875,535
U.S. Treasury Notes 0.250%, 05/15/15 (b)	11,503,000	11,517,379
0.375%, 04/15/15	11,636,000	11,661,460
0.375%, 01/31/16 (b)	6,295,000	6,304,096
0.625%, 11/30/17	19,755,000	19,452,511
0.750%, 12/31/17	19,375,000	19,129,790
0.750%, 03/31/18	30,165,000	29,637,113
0.875%, 11/30/16 (b)	17,792,000	17,901,812
0.875%, 01/31/17	21,673,700	21,770,213
0.875%, 02/28/17	17,235,000	17,298,287
0.875%, 01/31/18 (b)	63,035,000	62,429,297
1.000%, 09/30/16 (b)	17,635,000	17,805,848
1.000%, 05/31/18 (b)	36,865,000	36,464,683
1.250%, 08/31/15 (b) (e)	49,790,000	50,427,909
1.250%, 11/30/18	16,530,000	16,380,205
1.250%, 01/31/19	6,545,000	6,471,369
1.250%, 04/30/19 (b)	56,744,000	55,892,840
1.375%, 06/30/18	21,010,000	21,057,609

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.500%, 08/31/18	39,415,000	$39,621,298
1.500%, 01/31/19	5,070,000	5,066,831
1.625%, 11/15/22 (b)	16,550,000	15,641,041
1.750%, 07/31/15	35,965,000	36,585,972
1.750%, 05/15/23 (b)	47,565,000	45,052,997
1.875%, 10/31/17	13,345,000	13,715,110
2.000%, 01/31/16 (b)	34,235,000	35,161,741
2.000%, 04/30/16	21,417,000	22,047,795
2.000%, 11/15/21	17,230,000	17,014,625
2.000%, 02/15/22	9,370,000	9,224,325
2.000%, 02/15/23	9,615,000	9,335,569
2.125%, 12/31/15	17,680,000	18,173,113
2.125%, 08/15/21 (b)	11,970,000	11,962,519
2.250%, 11/30/17 (b)	16,220,000	16,857,397
2.375%, 07/31/17 (b)	15,830,100	16,525,136
2.500%, 05/15/24	5,535,000	5,527,218
2.625%, 01/31/18 (b)	18,655,000	19,631,477
2.625%, 08/15/20 (b)	6,995,000	7,279,172
2.625%, 11/15/20	15,004,000	15,585,405
2.750%, 02/15/19 (b)	33,793,000	35,659,523
3.125%, 10/31/16	28,880,000	30,578,953
3.125%, 01/31/17 (b)	14,130,000	15,008,716
3.250%, 07/31/16 (b)	18,515,000	19,575,280
3.500%, 05/15/20 (b)	9,995,000	10,928,123
3.625%, 02/15/20 (b)	11,270,000	12,396,121
3.625%, 02/15/21 (b)	16,280,000	17,918,175

		1,091,254,997

Total U.S. Treasury & Government Agencies (Cost $1,219,969,748)		1,224,327,793

Investment Company Securities—5.4%
F&C Commercial Property Trust, Ltd.	55,950	114,792
F&C UK Real Estate Investment, Ltd.	24,750	35,569
Medicx Fund, Ltd.	39,483	56,255
Picton Property Income, Ltd.	49,600	51,833
SPDR S&P 500 ETF Trust	1,204,468	235,738,477
Standard Life Investment Property Income Trust plc	17,500	22,910
UK Commercial Property Trust, Ltd.	46,000	64,233
Vanguard Mid-Cap ETF (b)	196,240	23,287,801
Vanguard REIT ETF (b)	99,800	7,469,032
Vanguard Small-Cap ETF	176,610	20,684,563

Total Investment Company Securities (Cost $273,198,098)		287,525,465

Foreign Government—4.1%

Sovereign—4.1%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	610,000	537,311
5.250%, 03/15/19 (AUD)	510,000	528,961

Sovereign—(Continued)
Australia Government Bonds 5.750%, 05/15/21 (AUD)	2,345,000	2,549,445
6.000%, 02/15/17 (AUD)	230,000	235,363
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	145,000	233,029
3.400%, 11/22/22 (144A) (EUR)	1,165,000	1,872,002
4.000%, 09/15/16 (144A) (EUR)	1,850,000	2,750,656
4.150%, 03/15/37 (144A) (EUR)	240,000	437,846
Belgium Government Bonds 3.750%, 09/28/15 (144A) (EUR)	610,000	873,303
3.750%, 09/28/20 (144A) (EUR)	335,000	539,194
4.250%, 09/28/21 (144A) (EUR)	900,000	1,504,828
4.250%, 03/28/41 (144A) (EUR)	315,000	558,897
5.000%, 03/28/35 (144A) (EUR)	175,000	332,800
5.500%, 09/28/17 (144A) (EUR)	900,000	1,440,505
5.500%, 03/28/28 (EUR)	815,000	1,561,178
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	535,335
Bundesrepublik Deutschland 1.500%, 05/15/23 (EUR)	235,000	333,309
2.000%, 01/04/22 (EUR)	1,505,000	2,237,634
2.000%, 08/15/23 (EUR)	765,000	1,127,754
2.500%, 01/04/21 (EUR)	2,715,000	4,165,553
2.500%, 07/04/44 (EUR)	190,000	278,920
3.250%, 07/04/42 (EUR)	135,000	227,291
4.000%, 07/04/16 (EUR)	4,990,000	7,372,259
4.250%, 07/04/39 (EUR)	920,000	1,772,011
5.500%, 01/04/31 (EUR)	1,040,000	2,142,616
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	1,063,162
3.500%, 06/01/20 (CAD)	420,000	433,552
4.000%, 06/01/16 (CAD)	2,410,000	2,382,287
4.000%, 06/01/41 (CAD)	675,000	775,815
5.750%, 06/01/29 (CAD)	385,000	503,814
5.750%, 06/01/33 (CAD)	245,000	333,765
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	2,355,000	440,261
4.000%, 11/15/15 (DKK)	500,000	96,775
4.000%, 11/15/19 (DKK)	3,690,000	802,115
4.500%, 11/15/39 (DKK)	1,645,000	434,339
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	915,000	1,467,972
France Government Bond OAT 1.750%, 05/25/23 (EUR)	545,000	769,381
2.250%, 10/25/22 (EUR)	1,410,000	2,079,301
3.250%, 04/25/16 (EUR)	1,710,000	2,475,999
3.750%, 04/25/21 (EUR)	4,155,000	6,743,207
4.500%, 04/25/41 (EUR)	1,465,000	2,730,380
5.500%, 04/25/29 (EUR)	1,310,000	2,549,745
5.750%, 10/25/32 (EUR)	220,000	453,193
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	4,190,000	5,982,411
Italy Buoni Poliennali Del Tesoro 3.750%, 04/15/16 (EUR)	3,305,000	4,780,370
3.750%, 03/01/21 (EUR)	4,625,000	7,039,145

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro 5.000%, 08/01/39 (EUR)	1,170,000	$1,902,135
5.250%, 08/01/17 (EUR)	2,605,000	4,035,984
5.250%, 11/01/29 (EUR)	2,485,000	4,146,204
5.500%, 11/01/22 (EUR)	1,830,000	3,073,363
Japan Government Five Year Bonds 0.200%, 06/20/17 (JPY)	86,750,000	859,021
0.300%, 09/20/18 (JPY)	491,950,000	4,888,484
Japan Government Ten Year Bonds 0.800%, 09/20/22 (JPY)	44,300,000	450,795
0.800%, 12/20/22 (JPY)	274,150,000	2,786,820
0.800%, 09/20/23 (JPY)	105,450,000	1,068,070
1.700%, 03/20/17 (JPY)	1,551,100,000	15,979,446
1.900%, 06/20/16 (JPY)	182,900,000	1,869,870
Japan Government Thirty Year Bonds 1.800%, 09/20/43 (JPY)	91,900,000	932,854
1.900%, 09/20/42 (JPY)	309,600,000	3,224,384
2.300%, 03/20/40 (JPY)	305,700,000	3,461,575
Japan Government Twenty Year Bonds 1.400%, 12/20/22 (JPY)	876,300,000	9,338,674
1.700%, 12/20/31 (JPY)	561,250,000	5,964,541
1.700%, 09/20/32 (JPY)	182,400,000	1,922,664
1.700%, 09/20/33 (JPY)	191,600,000	1,996,332
2.100%, 06/20/29 (JPY)	555,050,000	6,325,839
2.100%, 12/20/29 (JPY)	144,800,000	1,647,221
2.500%, 12/21/20 (JPY)	899,900,000	10,160,942
Mexican Bonos 6.500%, 06/10/21 (MXN)	15,375,000	1,269,540
7.250%, 12/15/16 (MXN)	12,170,000	1,016,731
7.750%, 11/13/42 (MXN)	3,375,000	294,591
10.000%, 11/20/36 (MXN)	4,580,000	491,253
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	565,000	839,957
3.750%, 01/15/42 (144A) (EUR)	315,000	566,602
4.500%, 07/15/17 (144A) (EUR)	2,305,000	3,567,463
5.500%, 01/15/28 (144A) (EUR)	925,000	1,824,995
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,330,882
5.750%, 04/25/29 (PLN)	1,105,000	446,163
South Africa Government Bonds 8.250%, 09/15/17 (ZAR)	12,430,000	1,199,369
10.500%, 12/21/26 (ZAR)	4,640,000	508,864
Spain Government Bonds 3.150%, 01/31/16 (EUR)	2,940,000	4,197,006
4.000%, 04/30/20 (EUR)	2,190,000	3,402,546
4.200%, 01/31/37 (EUR)	650,000	959,113
4.400%, 10/31/23 (144A) (EUR)	445,000	699,722
4.700%, 07/30/41 (EUR)	255,000	397,106
5.850%, 01/31/22 (EUR)	1,580,000	2,722,671
6.000%, 01/31/29 (EUR)	770,000	1,376,057
Sweden Government Bonds 1.500%, 11/13/23 (SEK)	3,330,000	488,993
4.500%, 08/12/15 (SEK)	660,000	103,268
5.000%, 12/01/20 (SEK)	8,685,000	1,596,603

Sovereign—(Continued)
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,590,422
1.750%, 09/07/22 (GBP)	275,000	442,957
2.000%, 01/22/16 (GBP)	550,000	957,695
2.250%, 09/07/23 (GBP)	1,065,000	1,760,416
3.250%, 01/22/44 (GBP)	915,000	1,516,319
3.750%, 09/07/20 (GBP)	1,395,000	2,601,314
4.250%, 09/07/39 (GBP)	2,805,000	5,512,272
4.500%, 12/07/42 (GBP)	275,000	565,873
8.000%, 06/07/21 (GBP)	1,170,000	2,731,489

Total Foreign Government (Cost $220,423,993)		214,498,459

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,227	501,145
Porsche Automobil Holding SE	14,646	1,525,411
Volkswagen AG	15,574	4,090,636

		6,117,192

Chemicals—0.0%
Fuchs Petrolub SE (b)	6,792	307,158

Household Products—0.1%
Henkel AG & Co. KGaA	17,031	1,970,045

Total Preferred Stocks (Cost $5,936,877)		8,394,395

Rights—0.0%

Diversified Telecommunication Services—0.0%
HKT Trust / HKT, Ltd., Expires 07/15/14 (a)	37,890	11,000

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 07/10/14 (a)	82,291	56,002

Total Rights (Cost $54,361)		67,002

Warrant—0.0%

Capital Markets—0.0%
Sun Hung Kai Properties, Ltd., Expires 04/22/16 (a) (Cost $0)	27,220	35,542

Short-Term Investments—31.5%

Mutual Fund—11.4%
State Street Navigator Securities Lending MET Portfolio (f)	601,788,888	601,788,888

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.9%
U.S. Treasury Bill 0.015%, 07/17/14 (e) (g)	42,500,000	$42,499,714
0.061%, 08/07/14 (g)	6,000,000	5,999,625

		48,499,339

Repurchase Agreement—19.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $1,016,638,378 on 07/01/14, collateralized by $1,034,145,000 U.S. Government Agency obligations with rates ranging from 0.075% - 1.625%, maturity dates ranging from 09/28/15 - 07/15/16 with a value of $1,036,980,856.	1,016,638,378	1,016,638,378

Total Short-Term Investments (Cost $1,666,926,605)		1,666,926,605

Total Investments—109.9% (Cost $5,173,454,790) (h)		5,808,869,541
Other assets and liabilities (net)—(9.9)%		(525,379,563)

Net Assets—100.0%		$5,283,489,978

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $595,488,266 and the collateral received consisted of cash in the amount of $601,788,888 and non-cash collateral with a value of $9,981,527. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $104,726,540.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of June 30, 2014, the market value of securities pledged was $1,370,744.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The rate shown represents current yield to maturity.
(h)	As of June 30, 2014, the aggregate cost of investments was $5,173,454,790. The aggregate unrealized appreciation and depreciation of investments were $697,227,021 and $(61,812,270), respectively, resulting in net unrealized appreciation of $635,414,751.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $19,509,771, which is 0.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	418,000	HSBC Bank USA	09/17/14	$382,369	$8,627
EUR	4,134,000	Barclays Bank plc	09/17/14	5,659,921	2,399
EUR	5,960,000	Barclays Bank plc	09/17/14	8,136,676	26,708
EUR	3,678,000	State Street Bank and Trust	09/17/14	5,031,209	6,530

Contracts to Deliver
AUD	3,923,712	Deutsche Bank AG	07/18/14	$3,608,285	$(87,344)
AUD	52,092,000	Citibank N.A.	09/17/14	48,448,060	(405,309)
CAD	5,921,978	BNP Paribas S.A.	07/11/14	5,409,666	(138,982)
CAD	418,000	State Street Bank and Trust	09/17/14	391,210	214
CHF	45,776,000	Barclays Bank plc	09/17/14	51,266,717	(386,372)
CHF	1,327,000	Credit Suisse International	09/17/14	1,476,216	(21,155)
DKK	8,981,007	Royal Bank of Scotland plc	07/15/14	1,648,814	(752)
EUR	74,574,870	Barclays Bank plc	07/11/14	101,469,178	(649,670)
EUR	553,751	Citibank N.A.	07/11/14	749,633	(8,644)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	573,849	Credit Suisse International	07/11/14	$780,889	$(4,909)
EUR	473,412	Deutsche Bank AG	07/11/14	644,754	(3,512)
EUR	241,750	State Street Bank and Trust	07/11/14	327,405	(3,635)
EUR	3,758,000	Royal Bank of Scotland plc	09/17/14	5,127,340	(19,975)
EUR	4,054,000	State Street Bank and Trust	09/17/14	5,514,616	(38,129)
GBP	10,775,473	BNP Paribas S.A.	08/21/14	18,278,899	(154,976)
GBP	1,746,000	Credit Suisse International	09/17/14	2,923,686	(62,541)
GBP	9,752,000	UBS AG	09/17/14	16,535,150	(143,937)
JPY	7,366,897,605	Goldman Sachs	07/11/14	72,608,886	(115,969)
JPY	33,322,378	Royal Bank of Scotland plc	07/11/14	327,641	(1,313)
JPY	6,052,468,000	BNP Paribas S.A.	09/17/14	59,422,744	(355,234)
JPY	4,332,457,000	HSBC Bank USA	09/17/14	42,336,851	(453,217)
JPY	1,538,437,000	Royal Bank of Scotland plc	09/17/14	15,012,217	(182,354)
MXN	39,192,729	Goldman Sachs	07/24/14	3,003,458	(12,875)
PLN	4,912,117	Citibank N.A.	07/10/14	1,603,799	(12,839)
SEK	11,290,615	Goldman Sachs	07/15/14	1,713,129	23,573
SEK	3,276,376	State Street Bank and Trust	07/15/14	492,567	2,282
ZAR	17,295,403	BNP Paribas S.A.	08/14/14	1,610,283	(4,462)

Net Unrealized Depreciation					$(3,197,772)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/14	60	AUD	7,158,833	$65,541
Euro Stoxx 50 Index Futures	09/19/14	2,420	EUR	78,995,034	(1,068,922)
MSCI EAFE Mini Index Futures	09/19/14	71	USD	6,970,701	18,894
Russell 2000 Mini Index Futures	09/19/14	800	USD	93,569,488	1,654,512
S&P 500 E-Mini Index Futures	09/19/14	63	USD	6,119,120	30,940
TOPIX Index Futures	09/11/14	827	JPY	10,260,533,440	1,780,184
U.S. Treasury Note 5 Year Futures	09/30/14	329	USD	39,259,721	42,927
U.S. Treasury Ultra Long Bond Futures	09/19/14	254	USD	37,427,673	656,452
United Kingdom Long Gilt Bond Futures	09/26/14	84	GBP	9,225,028	14,122

Futures Contracts—Short
Euro Bobl Futures	09/08/14	(204)	EUR	(25,968,955)	(232,185)
Euro Bund Futures	09/08/14	(154)	EUR	(22,315,955)	(443,085)
Euro Buxl 30 Year Bond Futures	09/08/14	(70)	EUR	(9,225,916)	(274,249)
FTSE 100 Index Futures	09/19/14	(154)	GBP	(10,416,129)	138,947
Hang Seng Index Futures	07/30/14	(159)	HKD	(180,858,108)	(363,683)
Japanese 10 Year Bond Futures	09/10/14	(72)	JPY	(10,450,912,480)	(354,252)
SPI 200 Futures	09/18/14	(442)	AUD	(59,286,042)	117,249

Net Unrealized Appreciation					$1,783,392

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	1-Month USD-LIBOR	1.0000%	08/25/14	Goldman Sachs	Russell 2000 Total Return Index	USD	51,091,421	$3,222,185	$—	$3,222,185
Pay	1-Month USD-LIBOR	1.0000%	08/25/14	Goldman Sachs	S&P 400 Mid Cap Total Return Index	USD	51,239,898	2,506,627	—	2,506,627
Pay	1-Month USD-LIBOR	0.0808%	03/16/15	UBS AG	Russell 2000 Total Return Index	USD	103,987,158	2,420,776	—	2,420,776
Pay	1-Month USD-LIBOR	1.0000%	04/15/15	UBS AG	Russell 2000 Total Return Index	USD	262,221	6,104	—	6,104
Pay	1-Month USD-LIBOR	0.5493%	05/15/15	Deutsche Bank AG	FTSE EPRA/NAREIT Developed ex U.S. Index	USD	14,405,525	252,635	—	252,635
Pay	1-Month USD-LIBOR	0.4293%	06/15/15	Bank of America N.A.	SPDR S&P 500 ETF Trust Index	USD	73,041,188	537,593	—	537,593
Pay	1-Month USD-LIBOR	0.4210%	06/15/15	Bank of America N.A.	SPDR S&P 500 ETF Trust Index	USD	56,811,950	418,143	—	418,143
Pay	3-Month USD-LIBOR	0.3505%	09/10/14	Goldman Sachs	S&P 400 Mid Cap Total Return Index	USD	15,700,549	269,148	—	269,148
N/A	N/A	0.1200%	07/15/14	JPMorgan Chase Bank N.A.	Dow Jones-UBS Commodity Index 2 Month Forward	USD	154,433,148	13,232	—	13,232
Pay	3-Month USD-LIBOR	1.0000%	09/10/14	UBS AG	Russell 2000 Total Return Index	USD	14,404,550	370,137	—	370,137
Pay	3-Month USD-LIBOR	0.3698%	03/16/15	Goldman Sachs	S&P 400 Mid Cap Total Return Index	USD	194,514,436	4,323,434	—	4,323,434

Totals								$14,340,014	$—	$14,340,014

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.846%	04/02/24	USD	1,274,000,000	$29,467,365
Receive	3-Month USD-LIBOR	2.846%	04/02/24	USD	1,274,000,000	5
Pay	3-Month USD-LIBOR	2.618%	07/02/24	USD	1,319,000,000	—

Total						$29,467,370

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,710,742	$14,158,868	$—	$39,869,610
Air Freight & Logistics	7,571,729	5,619,585	—	13,191,314
Airlines	2,981,142	2,771,540	—	5,752,682
Auto Components	4,144,653	15,177,777	—	19,322,430
Automobiles	7,213,928	46,197,209	—	53,411,137
Banks	57,201,732	172,941,765	—	230,143,497
Beverages	20,556,246	31,819,287	—	52,375,533
Biotechnology	24,174,778	4,924,612	—	29,099,390
Building Products	714,574	8,325,731	—	9,040,305
Capital Markets	21,133,646	25,561,331	—	46,694,977
Chemicals	25,230,502	44,713,333	—	69,943,835
Commercial Services & Supplies	4,707,015	7,272,199	—	11,979,214
Communications Equipment	17,177,306	4,471,284	—	21,648,590
Construction & Engineering	1,488,979	10,402,148	—	11,891,127
Construction Materials	455,813	8,587,267	—	9,043,080
Consumer Finance	9,526,234	760,590	—	10,286,824
Containers & Packaging	2,118,118	1,986,271	—	4,104,389
Distributors	747,617	360,915	—	1,108,532
Diversified Consumer Services	686,326	275,855	—	962,181
Diversified Financial Services	17,864,139	18,426,977	—	36,291,116
Diversified Telecommunication Services	23,288,742	42,078,781	—	65,367,523
Electric Utilities	17,072,341	21,739,359	—	38,811,700
Electrical Equipment	6,267,024	18,885,455	—	25,152,479
Electronic Equipment, Instruments & Components	4,481,303	15,875,685	—	20,356,988
Energy Equipment & Services	20,883,833	8,379,339	—	29,263,172
Food & Staples Retailing	21,878,984	25,476,569	—	47,355,553
Food Products	15,922,137	50,848,266	—	66,770,403
Gas Utilities	359,346	6,996,146	—	7,355,492
Health Care Equipment & Supplies	20,506,333	8,771,841	—	29,278,174
Health Care Providers & Services	20,283,768	5,721,930	—	26,005,698
Health Care Technology	838,691	294,809	—	1,133,500
Hotels, Restaurants & Leisure	16,126,290	16,695,977	—	32,822,267
Household Durables	3,812,077	9,218,289	—	13,030,366
Household Products	18,109,408	8,696,312	—	26,805,720
Independent Power and Renewable Electricity Producers	1,225,023	835,858	—	2,060,881
Industrial Conglomerates	23,153,662	20,230,575	—	43,384,237
Insurance	27,840,839	67,602,500	—	95,443,339
Internet & Catalog Retail	12,651,126	1,245,217	—	13,896,343
Internet Software & Services	30,191,899	1,598,504	—	31,790,403

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$32,315,176	$6,108,106	$—	$38,423,282
Leisure Products	1,063,198	2,023,089	—	3,086,287
Life Sciences Tools & Services	4,414,921	1,106,030	—	5,520,951
Machinery	17,025,634	32,607,371	—	49,633,005
Marine	—	3,716,852	—	3,716,852
Media	35,195,198	19,835,308	—	55,030,506
Metals & Mining	5,007,052	48,214,086	—	53,221,138
Multi-Utilities	11,426,256	19,516,782	—	30,943,038
Multiline Retail	6,229,370	4,444,734	—	10,674,104
Oil, Gas & Consumable Fuels	84,605,169	87,132,700	—	171,737,869
Paper & Forest Products	1,233,234	1,682,029	—	2,915,263
Personal Products	1,397,730	7,470,441	—	8,868,171
Pharmaceuticals	58,776,578	117,559,472	—	176,336,050
Professional Services	1,756,251	8,176,212	—	9,932,463
Real Estate Investment Trusts	95,416,681	51,068,540	—	146,485,221
Real Estate Management & Development	1,048,243	53,234,811	—	54,283,054
Road & Rail	9,473,436	13,031,388	—	22,504,824
Semiconductors & Semiconductor Equipment	22,347,618	9,190,872	—	31,538,490
Software	34,168,476	11,712,438	—	45,880,914
Specialty Retail	19,510,806	12,188,285	—	31,699,091
Technology Hardware, Storage & Peripherals	42,274,740	9,227,482	—	51,502,222
Textiles, Apparel & Luxury Goods	7,700,793	21,999,783	—	29,700,576
Thrifts & Mortgage Finance	522,798	—	—	522,798
Tobacco	14,373,010	19,377,921	—	33,750,931
Trading Companies & Distributors	1,614,427	15,390,250	—	17,004,677
Transportation Infrastructure	—	5,882,556	—	5,882,556
Water Utilities	—	1,738,789	—	1,738,789
Wireless Telecommunication Services	—	22,317,157	—	22,317,157
Total Common Stocks	1,045,194,840	1,361,899,440	—	2,407,094,280
Total U.S. Treasury & Government Agencies*	—	1,224,327,793	—	1,224,327,793
Investment Company Securities	287,179,873	345,592	—	287,525,465
Total Foreign Government*	—	214,498,459	—	214,498,459
Total Preferred Stocks*	—	8,394,395	—	8,394,395
Total Rights*	67,002	—	—	67,002
Total Warrant*	35,542	—	—	35,542
Short-Term Investments
Mutual Fund	601,788,888	—	—	601,788,888
U.S. Treasury	—	48,499,339	—	48,499,339
Repurchase Agreement	—	1,016,638,378	—	1,016,638,378
Total Short-Term Investments	601,788,888	1,065,137,717	—	1,666,926,605
Total Investments	$1,934,266,145	$3,874,603,396	$—	$5,808,869,541

Collateral for securities loaned (Liability)	$—	$(601,788,888)	$—	$(601,788,888)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$70,333	$—	$70,333
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,268,105)	—	(3,268,105)
Total Forward Contracts	$—	$(3,197,772)	$—	$(3,197,772)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,519,768	$—	$—	$4,519,768
Futures Contracts (Unrealized Depreciation)	(2,736,376)	—	—	(2,736,376)
Total Futures Contracts	$1,783,392	$—	$—	$1,783,392
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$29,467,370	$—	$29,467,370
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$14,340,014	$—	$14,340,014

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $249,701 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014

Assets
Investments at value (a) (b)	$4,788,793,388
Affiliated investments at value (c)	3,437,775
Repurchase Agreement	1,016,638,378
Cash	7,102,761
Cash denominated in foreign currencies (d)	8,563,308
Cash collateral for centrally cleared swap contracts	47,278,076
OTC swap contracts at market value	14,340,014
Unrealized appreciation on forward foreign currency exchange contracts	70,333
Receivable for:
Investments sold	49,847,230
Open OTC swap contracts cash collateral	2,073,779
Fund shares sold	164,541
Dividends and interest	15,877,138
Variation margin on futures contracts	2,450,952
Interest on OTC swap contracts	6,038

Total Assets	5,956,643,711
Liabilities
Cash collateral for OTC swap contracts	12,864,450
Unrealized depreciation on forward foreign currency exchange contracts	3,268,105
Collateral for securities loaned	601,788,888
Payables for:
Investments purchased	13,339,500
Open OTC swap contracts cash collateral	510,000
Fund shares redeemed	1,868,061
Variation margin on futures contracts	121,462
Variation margin on swap contracts	35,105,625
Interest on OTC swap contracts	59,275
Accrued expenses:
Management fees	2,555,665
Distribution and service fees	1,080,350
Deferred trustees’ fees	41,823
Other expenses	550,529

Total Liabilities	673,153,733

Net Assets	$5,283,489,978

Net assets consist of:
Paid in surplus	$4,507,278,335
Undistributed net investment income	17,428,451
Accumulated net realized gain	80,906,902
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	677,876,290

Net Assets	$5,283,489,978

Net Assets
Class B	$5,283,489,978
Capital Shares Outstanding*
Class B	450,953,454
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $4,154,668,074.
(b)	Includes securities loaned at value of $595,488,266.
(c)	Identified cost of affiliated investments was $2,148,338.
(d)	Identified cost of cash denominated in foreign currencies was $8,545,246.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014

Investment Income
Dividends (a)	$49,543,875
Dividends from affiliated investments	38,644
Interest	10,181,196
Securities lending income	1,240,729

Total investment income	61,004,444
Expenses
Management fees	15,512,803
Administration fees	82,978
Custodian and accounting fees	606,424
Distribution and service fees—Class B	6,360,357
Audit and tax services	41,984
Legal	18,573
Trustees’ fees and expenses	21,351
Shareholder reporting	104,806
Insurance	15,132
Miscellaneous	56,606

Total expenses	22,821,014
Less management fee waiver	(453,311)

Net expenses	22,367,703

Net Investment Income	38,636,741

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	4,238,478
Futures contracts	42,169,594
Written options	723,273
Swap contracts	64,191,690
Foreign currency transactions	(3,201,541)

Net realized gain	108,121,494

Net change in unrealized appreciation (depreciation) on:
Investments	142,807,246
Affiliated investments	101,779
Futures contracts	(11,322,280)
Swap contracts	41,001,213
Foreign currency transactions	(8,987,893)

Net change in unrealized appreciation	163,600,065

Net realized and unrealized gain	271,721,559

Net Increase in Net Assets From Operations	$310,358,300

(a)	Net of foreign withholding taxes of $2,677,991.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,636,741	$34,634,202
Net realized gain	108,121,494	127,938,562
Net change in unrealized appreciation	163,600,065	330,712,427

Increase in net assets from operations	310,358,300	493,285,191

From Distributions to Shareholders
Net investment income
Class B	(100,095,595)	(59,427,441)
Net realized capital gains
Class B	(99,658,496)	(98,772,505)

Total distributions	(199,754,091)	(158,199,946)

Increase in net assets from capital share transactions	108,542,563	587,157,731

Total increase in net assets	219,146,772	922,242,976

Net Assets
Beginning of period	5,064,343,206	4,142,100,230

End of period	$5,283,489,978	$5,064,343,206

Undistributed net investment income
End of period	$17,428,451	$78,887,305

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	4,141,531	$47,676,921	53,435,232	$587,034,866
Reinvestments	17,851,125	199,754,091	14,729,977	158,199,946
Redemptions	(12,056,392)	(138,888,449)	(14,338,476)	(158,077,081)

Net increase	9,936,264	$108,542,563	53,826,733	$587,157,731

Increase derived from capital shares transactions		$108,542,563		$587,157,731

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.48		$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	0.61		1.09	0.93		(0.18	)(c)

Total from investment operations	0.70		1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.23)		(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.23)		(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.46)		(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.72		$11.48	$10.70		$9.73

Total Return (%) (e)	6.26	(f)	11.15	10.09		(1.72	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(g)	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.88	(g)	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	1.52	(g)	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	13	(f)	29	35		15	(f)
Net assets, end of period (in millions)	$5,283.5		$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$52,402,368	0.9%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

MIST-32

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model

MIST-33

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-34

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $1,016,638,378, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of

MIST-35

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the

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premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$29,467,370
	Unrealized appreciation on futures contracts** (a)	779,042	Unrealized depreciation on futures contracts** (a)	$1,303,771
Equity	OTC swap contracts at market value (b)	14,326,782
	Unrealized appreciation on futures contracts** (a)	3,740,726	Unrealized depreciation on futures contracts** (a)	1,432,605
Commodity	OTC swap contracts at market value (b)	13,232
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	70,333	Unrealized depreciation on forward foreign currency exchange contracts	3,268,105

Total		$48,397,485		$6,004,481

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $6,038 and OTC swap interest payable of $59,275.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$955,736	$—	$(239,084)	$716,652
Barclays Bank plc	29,107	(29,107)	—	—
Deutsche Bank AG	252,635	(90,856)	(30,000)	131,779
Goldman Sachs	10,344,967	(128,844)	(7,660,000)	2,556,123
HSBC Bank USA	8,627	(8,627)	—	—
JPMorgan Chase Bank N.A.	13,232	—	(13,232)	—

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Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$9,026	$(9,026)	$—	$—
UBS AG	2,797,017	(143,937)	(1,700,671)	952,409

	$14,410,347	$(410,397)	$(9,642,987)	$4,356,963

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,036,042	$(29,107)	$—	$1,006,935
BNP Paribas S.A.	653,654	—	—	653,654
Citibank N.A.	426,792	—	—	426,792
Credit Suisse International	88,605	—	—	88,605
Deutsche Bank AG	90,856	(90,856)	—	—
Goldman Sachs	128,844	(128,844)	—	—
HSBC Bank USA	453,217	(8,627)	—	444,590
Royal Bank of Scotland plc	204,394	—	—	204,394
State Street Bank and Trust	41,764	(9,026)	—	32,738
UBS AG	143,937	(143,937)	—	—

	$3,268,105	$(410,397)	$—	$2,857,708

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$(2,620,552)	$—	$(10,553,634)	$—	$—	$(13,174,186)
Forward foreign currency transactions	—	—	—	—	(4,707,671)	(4,707,671)
Futures contracts	6,539,816	—	35,629,778	—	—	42,169,594
Swap contracts	45,530,684	1,930,654	8,994,486	7,735,866	—	64,191,690
Written options	—	—	723,273	—	—	723,273

	$49,449,948	$1,930,654	$34,793,903	$7,735,866	$(4,707,671)	$89,202,700

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$(1,246,198)	$—	$—	$—	$—	$(1,246,198)
Forward foreign currency transactions	—	—	—	—	(8,972,655)	(8,972,655)
Futures contracts	1,787,086	—	(13,109,366)	—	—	(11,322,280)
Swap contracts	33,457,927	—	7,203,089	340,197	—	41,001,213

	$33,998,815	$—	$(5,906,277)	$340,197	$(8,972,655)	$19,460,080

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$172,014,560
Forward foreign currency transactions	581,855,106
Futures contracts long	188,220,023
Futures contracts short	(55,711,926)
Swap contracts	1,928,360,090

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.

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Written Options

The Portfolio transactions in written options during the six months June 30, 2014:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2013	$—	$—
Options written	417,100	4,488,713
Options bought back	(417,100)	(4,488,713)

Options outstanding June 30, 2014	$—	$—

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$149,765,867	$540,681,728	$131,752,016	$412,465,940

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$15,512,803	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period January 1, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	Over $3.5 billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain on shares sold	Income For the Six Months Ended June 30, 2014
MetLife, Inc.	61,775	100	0	61,875	$0	$38,644

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$146,724,302	$3,158,007	$11,475,644	$13,930	$158,199,946	$3,171,937

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$99,747,007	$99,081,304	$466,813,612	$665,641,923

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-42

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

11. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-43

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AllianceBernstein Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of June 30, 2014, and the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2013, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary of the Met Investors Series Trust as of June 30, 2014, the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2013, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 26, 2014

MIST-44

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed By Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 14, 2014, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 5.00%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.84%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market continued to rally after a strong 2013 with the S&P 500 Index up 7.14% during the first six months of 2014, breaking through the 1,900 mark for the first time on record dating back to 1944. Investors have looked beyond a precipitous drop in first quarter gross domestic product, focusing instead on continued support from the U.S. Federal Reserve (the “Fed”) and prospects for economic acceleration. U.S. Treasury yields have tumbled in sympathy with a drop in borrowing rates across much of the developed world. In May, the rate on the 10-year U.S. note sank as low as 2.40%, a level not seen since the spring of 2013, when former Fed Chairman Ben Bernanke suggested that policymakers might start tapering their asset purchase program. In Europe, the average yield on 10-year Spanish, Italian, and Irish debt fell below 2.8% for the first time in more than thirty years. In Emerging Markets, both Equities and Fixed Income rebounded after a challenging 2013, with Emerging Markets Equities, as measured by the MSCI Emerging Market Index, gaining 6.14% and Emerging Markets Bonds, as measured by the JPMorgan Emerging Market Bond Index, rising 9.10% during the reporting period. The global equity market rally during the reporting period was led by Real Estate, with the MSCI World/Real Estate Index rising 10.83% during the first six months of 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Dynamic Multi Asset Plus portfolio aims to deliver a superior return compared to its benchmark over a market cycle, while mitigating downside risk in times of market stress. An active approach to asset allocation sits at the strategy’s core. It has three components: Market Cycle analysis, Economic and Valuation analysis, and active risk management. In our systematic Market Cycle Analysis, we use a proprietary rule-based allocation approach to capture medium-term trends across asset classes. By combining pro-cyclical and anti-cyclical elements, we aim to invest in the best performing asset classes over time, and provide both excess returns and downside risk mitigation. In our fundamental Economic Cycle and Valuation analysis, we consider forward-looking assessments of fundamentals, based on both quantitative and qualitative input factors, to help identify turning points in markets. This allows us to tactically adjust the Portfolio’s asset allocation with the aim of further enhancing returns. Our Active Risk Management provides the final component of our approach, through which we actively manage portfolio risk, targeting reduction in downside risk in times of market stress.

The Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 5.00% since its inception on April 14th, 2014, slightly outperforming the 4.84% return of the Dow Jones Moderate Index benchmark. Positive relative performance was primarily driven by asset allocation decisions, specifically the Portfolio’s overweight allocations to U.S. equities and developed international equities. Equities have generally gained ground on the back of improving economic data out of developed economies such as an improving labor market in the U.S. The Portfolio’s holdings in U.S. equities gained 7.35%, while holdings in international equities (global ex USA) returned 4.95%. The Portfolio has been overweight both asset classes which were the two top contributors to outperformance. The overweights were mainly motivated by an assessment of the team’s Market Cycle Analysis which identified a positive price trend within these asset classes. Within the fixed component of the Portfolio, an allocation away from U.S. Government bonds to U.S. Corporate bonds contributed positively to relative outperformance as the backdrop of low corporate default rates and healthy balance sheets provided an attractive environment for U.S. Corporate bonds.

Since inception, the Portfolio maintained an overweight allocation to both U.S. and international equities while underweighting U.S. fixed income. Throughout the reporting period, the Portfolio reduced exposure to fixed income while increasing exposure to opportunistic asset classes such as Real Estate, emerging markets fixed income, and emerging markets equities. These allocations were primarily driven by an assessment of the team’s Market Cycle Analysis and positive price trends within these asset classes.

The Portfolio normally utilizes derivatives to gain exposure to certain asset classes and conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The portfolio utilized derivatives to gain exposure and create a tactical overweight allocation to both U.S. equities and international equities during the reporting period.

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed By Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio employs an interest rate overlay to provide additional diversification and balance the sources of risk through utilizing 10-year U.S. Treasury Interest Rate swaps, which was another positive contributor to the reporting period’s return. The yield on the 10-Year U.S. Treasury fell from 2.65% at the Portfolio’s inception to 2.53% by the end of the reporting period.

As of June 30, 2014, the Portfolio was overweight global equities and underweight U.S. fixed income. The Portfolio has allocated a portion of its assets to opportunistic asset classes such as Real Estate, emerging markets fixed income, and emerging markets equities based on an assessment of the team’s Market Cycle Analysis. The attractiveness of these asset classes relative to U.S. Government bonds has been the primary driver in the active underweight position to U.S. fixed income.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) FOR THE PERIOD ENDED JUNE 30, 2014

Since Inception[2]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Class B	5.00
Dow Jones Moderate Index	4.84

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Holdings

% of Net Assets
iShares J.P. Morgan USD Emerging Markets Bond ETF	4.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.9
Vanguard Intermediate-Term Corporate Bond ETF	1.8
Vanguard REIT ETF	1.1
iPath Dow Jones-UBS Commodity Index Total Return ETN	0.0

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	19.6
Federal Home Loan Mortgage Corp.	6.5
Federal National Mortgage Association	6.4
European Investment Bank	5.7
KFW	5.7

MIST-3

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 14, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value April 14, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** April 14, 2014 to June 30, 2014
Class B(a)(b)(c)	Actual	1.20%	$1,000.00	$1,010.60	$2.58
	Hypothetical*	1.20%	$1,000.00	$1,008.12	$2.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (78 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) Commencement of operations was April 14, 2014.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

(c) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—41.8% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Federal Agencies—17.6%
Federal Home Loan Bank 2.875%, 06/12/15	600,000	$615,315
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	180,000	180,390
2.875%, 02/09/15	150,000	152,512
4.375%, 07/17/15	500,000	521,841
Federal National Mortgage Association 0.500%, 07/02/15	500,000	501,620
1.375%, 11/15/16	178,000	180,562
5.000%, 04/15/15	150,000	155,714

		2,307,954

U.S. Treasury—24.2%
U.S. Treasury Bonds 4.375%, 05/15/41	251,000	301,749
6.875%, 08/15/25	214,000	303,178
U.S. Treasury Notes 0.250%, 03/31/15	79,000	79,089
0.375%, 03/15/16 (a)	580,000	580,317
2.125%, 02/29/16	567,000	584,010
2.125%, 08/31/20	570,000	575,878
2.250%, 07/31/18 (b)	736,000	762,910

		3,187,131

Total U.S. Treasury & Government Agencies (Cost $5,486,488)		5,495,085

Investment Company Securities—8.8%
iPath Dow Jones-UBS Commodity Index Total Return ETN (c)	150	5,916
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,050	244,483
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,600	530,242
Vanguard Intermediate-Term Corporate Bond ETF	2,780	240,637
Vanguard REIT ETF	1,900	142,196

Total Investment Company Securities (Cost $1,153,699)		1,163,474

Corporate Bonds & Notes—5.7%

Multi-National—5.7%
European Investment Bank 1.125%, 04/15/15 (Cost $755,647)	750,000	755,520

Foreign Government—5.7%

Banks—5.7%
KfW 1.000%, 01/12/15 (Cost $753,444)	750,000	753,285

Total Investments—62.0% (Cost $8,149,278) (d)		8,167,364
Other assets and liabilities (net)—38.0%		4,996,222

Net Assets—100.0%		$13,163,586

(a)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2014, the market value of securities pledged was $450,246.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $310,969.
(c)	Non-income producing security.
(d)	As of June 30, 2014, the aggregate cost of investments was $8,149,278. The aggregate unrealized appreciation and depreciation of investments were $22,627 and $(4,541), respectively, resulting in net unrealized appreciation of $18,086.
(ETF)—	Exchange Traded Fund
(ETN)—	Exchange Traded Note

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/19/14	10	EUR	326,615	$(4,675)
MSCI EAFE Mini Index Futures	09/19/14	24	USD	2,348,953	13,727
MSCI Emerging Markets Mini Index Futures	09/19/14	2	USD	103,726	344
Russell 2000 Mini Index Futures	09/19/14	6	USD	694,566	19,614
S&P 500 E-Mini Index Futures	09/19/14	44	USD	4,240,806	54,474
S&P Midcap 400 E-Mini Index Futures	09/19/14	3	USD	418,627	10,163
U.S. Treasury Long Bond Futures	09/19/14	2	USD	272,645	1,730

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts (Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/30/14	(9)	USD	(1,975,730)	$(614)

Net Unrealized Appreciation					$94,763

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.743%	04/16/24	USD	1,500,000	$21,180
Pay	3-Month USD-LIBOR	2.577%	05/19/24	USD	350,000	(890)
Pay	3-Month USD-LIBOR	2.682%	06/10/24	USD	400,000	2,738
Pay	3-Month USD-LIBOR	2.727%	06/13/24	USD	1,100,000	11,984

Total						$35,012

(EUR)—	Euro
(LIBOR)—	London InterBank Offered Rate
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$5,495,085	$—	$5,495,085
Total Investment Company Securities	1,163,474	—	—	1,163,474
Total Corporate Bonds & Notes*	—	755,520	—	755,520
Total Foreign Government*	—	753,285	—	753,285
Total Investments	$1,163,474	$7,003,890	$—	$8,167,364

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$100,052	$—	$—	$100,052
Futures Contracts (Unrealized Depreciation)	(5,289)	—	—	(5,289)
Total Futures Contracts	$94,763	$—	$—	$94,763
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$35,902	$—	$35,902
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(890)	—	(890)
Total Centrally Cleared Swap Contracts	$—	$35,012	$—	$35,012

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$8,167,364
Cash	4,534,926
Receivable for:
Fund shares sold	93,809
Interest	43,629
Variation margin on futures contracts	303,399
Variation margin on swap contracts	65,618
Due from investment adviser	20,760
Prepaid expenses	3

Total Assets	13,229,508
Liabilities
Payables for:
Fund shares redeemed	464
Accrued expenses:
Management fees	2,507
Distribution and service fees	2,088
Deferred trustees’ fees	5,589
Other expenses	55,274

Total Liabilities	65,922

Net Assets	$13,163,586

Net assets consist of:
Paid in surplus	$12,827,144
Accumulated net investment loss	(2,718)
Accumulated net realized gain	191,259
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	147,901

Net Assets	$13,163,586

Net Assets
Class B	$13,163,586
Capital Shares Outstanding*
Class B	1,254,217
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,149,278.

Consolidated§ Statement of Operations

Period Ended June 30, 2014 (Unaudited)(a)

Investment Income
Dividends	$3,802
Interest	12,376

Total investment income	16,178
Expenses
Management fees	10,629
Administration fees	9,227
Custodian and accounting fees	8,931
Distribution and service fees—Class B	3,937
Audit and tax services	20,412
Legal	19,351
Trustees’ fees and expenses	7,607
Shareholder reporting	2,977
Miscellaneous	1,444

Total expenses	84,515
Less management fee waiver	(5,905)
Less expenses reimbursed by the Adviser	(59,714)

Net expenses	18,896

Net Investment Loss	(2,718)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(2,947)
Futures contracts	183,601
Swap contracts	10,609
Foreign currency transactions	(4)

Net realized gain	191,259

Net change in unrealized appreciation on:
Investments	18,086
Futures contracts	94,763
Swap contracts	35,012
Foreign currency transactions	40

Net change in unrealized appreciation	147,901

Net realized and unrealized gain	339,160

Net Increase in Net Assets From Operations	$336,442

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

Period Ended June 30, 2014 (Unaudited)(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,718)
Net realized gain	191,259
Net change in unrealized appreciation	147,901

Increase in net assets from operations	336,442

Increase in net assets from capital share transactions	12,827,144

Total increase in net assets	13,163,586

Net Assets
Beginning of period	0

End of period	$13,163,586

Accumulated net investment loss
End of period	$(2,718)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended June 30, 2014 (Unaudited)(a)
	Shares	Value
Class B
Sales	1,254,611	$12,831,244
Redemptions	(394)	(4,100)

Net increase	1,254,217	$12,827,144

Increase derived from capital shares transactions		$12,827,144

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2014(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.00	)(c)
Net realized and unrealized gain on investments	0.50

Total from investment operations	0.50

Net Asset Value, End of Period	$10.50

Total Return (%) (d)	5.00	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	5.37	(f)
Net ratio of expenses to average net assets (%) (g)	1.20	(f)
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(f)
Portfolio turnover rate (%)	4	(e)
Net assets, end of period (in millions)	$13.2

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity-related instruments such as futures, options and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.,	4/14/2014	$96,735	0.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, foreign currency tax expense reclass, distribution and service fees and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the

MIST-13

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$35,902	Unrealized depreciation on centrally cleared swap contracts* (a)	$890
	Unrealized appreciation on futures contracts** (a)	1,730	Unrealized depreciation on futures contracts** (a)	614

Equity	Unrealized appreciation on futures contracts** (a)	98,322	Unrealized depreciation on futures contracts** (a)	4,675

Total		$135,954		$6,179

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the period ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(2,112)	$185,713	$183,601
Swap contracts	10,609	—	10,609

	$8,497	$185,713	$194,210

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$1,116	$93,647	$94,763
Swap contracts	35,012	—	35,012

	$36,128	$93,647	$129,775

For the period ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$5,356,611
Futures contracts short	(1,117,762)
Swap contracts	2,233,333

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,483,258	$1,283,455	$0	$126,810

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended June 30, 2014	% per annum	Average Daily Net Assets
$10,629	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 14, 2014. Also through July 14, 2014, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in 2014 Subject to repayment until December 31,
Class B	2017
1.20%	$59,714

Amounts waived for the period ended June 30, 2014 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to

MIST-16

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2014, there was $59,714 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust (the “Trust”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and Allianz Global Investors (the “Sub-Adviser”) for the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, a new series of the Trust (the “Portfolio”).

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Adviser relating to the Portfolio, the Adviser and the Sub-Adviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, back-tested performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, Bobroff Consulting, Inc., who reviewed and provided analyses regarding investment fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board received an initial presentation from the Adviser regarding the Portfolio during the Board meeting held on August 20-21, 2013. The Board also received additional presentations from the Adviser and the Sub-Adviser during a telephonic meeting on November 4, 2013, and at an in-person meeting on November 19, 2013, during which meetings the representatives of either the Adviser or Sub-Adviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and Sub-Adviser; (2) performance information relating to the proposed strategy; (3) the Adviser’s and the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and the Sub-Adviser; (5) the level and method of computing the Portfolio’s proposed advisory and sub-advisory fees; (6) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or Sub-Adviser’s relationship with the Trusts); (7) the effect of growth in size on the Portfolio’s expenses; (8) fees paid by any comparable accounts; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates.

The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Adviser would provide to the Portfolio. The Board considered the Adviser’s services as investment manager to the Portfolio, including services relating to the selection and oversight of the Sub-Adviser. The Board considered, among other things, the adviser’s oversight of the provision of services to the Portfolio by the Sub-Adviser, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who have performed services for the other portfolios of the Trust and would be performing similar services to the Portfolio (e.g., overseeing the Sub-Adviser). In addition, the Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

With respect to the services to be provided by the Sub-Adviser, the Board considered, among other things, information provided to the Board by the Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered the Sub-Adviser’s compliance program and regulatory history. The Board also took into account the financial condition of the Sub-Adviser.

The Board considered the Sub-Adviser’s investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio that would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

The Board took into account the investment strategy of the proposed Portfolio and noted performance of representative accounts pursuing a similar investment strategy, composites and asset classes that would comprise, in part, the proposed strategy. The Board

MIST-18

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered how the Portfolio is designed to perform under a variety of market conditions. In addition, the Board took into account historical performance simulation for the proposed strategy.

The Board gave consideration to the proposed management fee payable under the Advisory Agreement and the proposed sub-advisory fees payable under the Sub-Advisory Agreement. In addition, the Independent Trustees, with the assistance of an independent consultant, examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee. In comparing the Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that the advisory fee includes both advisory and administrative fees. With respect to the Portfolio, the Board took into account that the proposed management fee (i.e., the advisory fee plus a small administrative fee) is below the median of comparable funds.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the advisory fee. It was further noted that the Adviser negotiates the sub-advisory fee at arm’s length. The Board noted the proposed expense limitation agreement, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses. The Board further considered the amount of the sub-advisory fee to be paid out by the Adviser and the amount of the management fees that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

The Board noted that the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain Portfolio expenses (i.e., to forego initially some of its revenue (and profit) in managing the Portfolio). As part of its evaluation of the Adviser’s compensation, the Board also considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. In addition, the Board took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser. The Board noted that the Distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the insurance products that invest in the Portfolio.

The Board also considered the probable effect of the Portfolio’s growth in size on its fees. The Board noted that the Portfolio’s advisory and sub-advisory fee each contains breakpoints that reduce the fee rate above specified asset levels.

The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. In conjunction with these considerations, the Board noted the anticipated costs of providing sub-advisory services to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Sub-Adviser’s affiliations and the services to be provided to the Trust, and the manner in which such conflicts would be mitigated.

After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Portfolio. In making its approvals, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser supported the initial approval of the Agreements. In addition, the Board concluded that the proposed fees to be paid by the Portfolio to the Adviser and the Sub-Adviser appeared to be acceptable in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser. Finally, the Board concluded that the proposed Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.

MIST-19

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 5.70% and 5.46%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014 which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI EM Index gained 4.8% and 6.1% respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 bps.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

During the reporting period, we implemented a moderate increase in the Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Portfolio delivered a solid performance to investors as both equity and fixed income markets finished the first half of the year in positive territory. Relative performance was in line with the Dow Jones Moderate Index.

The underlying equity funds produced a mixed story in terms of contribution to the Allocation Portfolio. While the AMCAP Fund and the AFIS Blue Chip Income and Growth Fund contributed positively to the Allocation Portfolio, several other funds detracted from relative performance. On the positive side, the AMCAP Fund delivered the best relative performance among all underlying equity funds. Despite a headwind from being a growth style portfolio and the negative impact from holding cash, the fund outpaced its S&P 500 benchmark index by a sizable margin. Outperformance was attributable to strong stock selection in a number of sectors, including Energy, Health Care, Consumer Discretionary and Consumer Staples. Additionally, an overweight in the Health Care Sector also benefited the fund as merger and acquisition activity drove the return of the sector higher than the broad market in the first quarter. The AFIS Blue Chip Income and Growth Fund benefited from a bias towards value oriented stocks, which outperformed growth stocks over the past six months. In addition, solid stock selection within the Information Technology sector as well as an overweight to the strong performing Utilities sector both added value. Conversely, the Fundamental Investors Fund and the AFIS Growth Fund detracted from the Allocation Portfolio’s relative performance. Underperformance for both funds was largely driven by their holdings in the Consumer Discretionary sector. Poor stock selection combined with an overweight in the sector explained the majority of the underperformance. More specifically, the portfolios’ holding in Amazon weighed on results as the stock lost more than 18% in the first half of the year. Among underlying funds that invest outside the U.S., the AFIS International Fund had a negative impact on the

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Allocation Portfolio’s performance. The fund was hurt by its stock selection in the Information Technology sector, with Samsung being the largest detractor.

On the fixed income side, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on Treasury and government agency securities did not help overall performance during a period when credit products outperformed as credit spreads narrowed. However, from a yield curve positioning standpoint, the fund’s overweight to the longer end of the curve proved to be beneficial. As a result, the fund outperformed its asset class specific benchmark. The AFIS Global Bond Fund also outpaced its own benchmark, making a positive contribution to the Allocation Portfolio. Outperformance was attributable to a broad set of factors, including its positions in emerging markets and high yield bonds. The AFIS High-Income Bond Fund provided an exposure to the better performing high yield sector of the bond market, which is not part of the Dow Jones Moderate Index. Nevertheless, relative performance was hindered by poor security selection and holding cash in the portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	5.70	18.36	13.36	6.25
Class C	5.46	17.96	12.93	5.92
Dow Jones Moderate Index	5.77	16.21	12.21	6.24

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	11.6
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.6
American Funds Growth-Income Fund (Class 1)	9.4
American Funds Growth Fund (Class 1)	9.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.1
American Funds International Growth and Income Fund (Class 1)	6.8
American Funds International Fund (Class 1)	6.0

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.73%	$1,000.00	$1,057.00	$3.72
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class C(a)	Actual	1.03%	$1,000.00	$1,054.60	$5.25
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	14,288,897	$412,663,337
American Funds American Mutual Fund (Class R-6)	11,172,764	409,928,707
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	29,077,219	410,861,101
American Funds Bond Fund (Class 1) (a)	52,493,670	584,254,551
American Funds Fundamental Investors Fund (Class R-6)	7,619,740	411,084,963
American Funds Global Bond Fund (Class 1) (a)	11,884,435	147,723,533
American Funds Global Small Capitalization Fund (Class 1)	5,562,900	152,479,082
American Funds Growth Fund (Class 1)	5,882,476	462,421,444
American Funds Growth-Income Fund (Class 1)	9,168,326	472,810,567
American Funds High-Income Bond Fund (Class 1) (a)	17,251,428	198,218,907
American Funds International Fund (Class 1)	13,807,621	304,181,895
American Funds International Growth and Income Fund (Class 1) (a)	18,636,477	340,674,803

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	6,450,551	153,781,136
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	47,111,599	583,241,595

Total Mutual Funds (Cost $4,215,601,124)		5,044,325,621

Total Investments—100.1% (Cost $4,215,601,124) (b)		5,044,325,621
Other assets and liabilities (net)—(0.1)%		(2,632,099)

Net Assets—100.0%		$5,041,693,522

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2014, the aggregate cost of investments was $4,215,601,124. The aggregate unrealized appreciation and depreciation of investments were $836,331,803 and $(7,607,306), respectively, resulting in net unrealized appreciation of $828,724,497.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,044,325,621	$—	$—	$5,044,325,621
Total Investments	$5,044,325,621	$—	$—	$5,044,325,621

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$2,625,569,995
Affiliated investments at value (b)	2,418,755,626
Receivable for:
Investments sold	1,978,486
Fund shares sold	129,276

Total Assets	5,046,433,383
Liabilities
Payables for:
Fund shares redeemed	2,107,762
Accrued expenses:
Management fees	236,430
Distribution and service fees	2,260,406
Deferred trustees’ fees	58,994
Other expenses	76,269

Total Liabilities	4,739,861

Net Assets	$5,041,693,522

Net assets consist of:
Paid in surplus	$4,075,648,819
Undistributed net investment income	4,652,967
Accumulated net realized gain	132,667,239
Unrealized appreciation on investments and affiliated investments	828,724,497

Net Assets	$5,041,693,522

Net Assets
Class B	$5,258,978
Class C	5,036,434,544
Capital Shares Outstanding*
Class B	488,462
Class C	470,591,699
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.77
Class C	10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,989,978,174.
(b)	Identified cost of affiliated investments was $2,225,622,950.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$12,157,838
Dividends from Affiliated Underlying Portfolios	7,769,205

Total investment income	19,927,043
Expenses
Management fees	1,401,695
Administration fees	10,921
Custodian and accounting fees	12,224
Distribution and service fees—Class B	6,030
Distribution and service fees—Class C	13,359,835
Audit and tax services	13,263
Legal	15,668
Trustees’ fees and expenses	22,086
Shareholder reporting	33,008
Insurance	15,088
Miscellaneous	14,660

Total expenses	14,904,478

Net Investment Income	5,022,565

Net Realized and Unrealized Gain
Net realized gain on:
Investments	51,444,629
Affiliated investments	9,762,711
Capital gain distributions from Underlying Portfolios	61,324,845
Capital gain distributions from Affiliated Underlying Portfolios	18,827,691

Net realized gain	141,359,876

Net change in unrealized appreciation on:
Investments	35,992,231
Affiliated investments	80,113,611

Net change in unrealized appreciation	116,105,842

Net realized and unrealized gain	257,465,718

Net Increase in Net Assets From Operations	$262,488,283

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,022,565	$54,207,601
Net realized gain	141,359,876	509,633,504
Net change in unrealized appreciation	116,105,842	226,757,994

Increase in net assets from operations	262,488,283	790,599,099

From Distributions to Shareholders
Net investment income
Class B	(78,777)	(56,869)
Class C	(62,411,676)	(63,507,458)
Net realized capital gains
Class B	(476,033)	(207,017)
Class C	(476,521,577)	(285,576,021)

Total distributions	(539,488,063)	(349,347,365)

Increase in net assets from capital share transactions	419,922,382	69,598,827

Total increase in net assets	142,922,602	510,850,561

Net Assets
Beginning of period	4,898,770,920	4,387,920,359

End of period	$5,041,693,522	$4,898,770,920

Undistributed net investment income
End of period	$4,652,967	$62,120,855

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	51,411	$575,920	98,818	$1,070,032
Reinvestments	54,181	554,810	26,102	263,886
Redemptions	(7,322)	(81,146)	(15,412)	(166,513)

Net increase	98,270	$1,049,584	109,508	$1,167,405

Class C
Sales	9,493,783	$104,237,197	16,651,335	$179,033,438
Reinvestments	52,940,398	538,933,253	34,700,147	349,083,479
Redemptions	(20,374,708)	(224,297,652)	(42,956,400)	(459,685,495)

Net increase	42,059,473	$418,872,798	8,395,082	$68,431,422

Increase derived from capital shares transactions		$419,922,382		$69,598,827

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$11.50		$10.51	$9.52	$9.84	$8.87		$6.82

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.16	0.18	0.20	0.22		0.24
Net realized and unrealized gain (loss) on investments	0.56		1.71	1.11	(0.36)	0.87		1.81

Total from investment operations	0.59		1.87	1.29	(0.16)	1.09		2.05

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.20)	(0.15)	(0.12)		0.00
Distributions from net realized capital gains	(1.13)		(0.69)	(0.10)	(0.01)	(0.00	)(b)	0.00

Total distributions	(1.32)		(0.88)	(0.30)	(0.16)	(0.12)		0.00

Net Asset Value, End of Period	$10.77		$11.50	$10.51	$9.52	$9.84		$8.87

Total Return (%) (c)	5.70	(d)	18.91	13.80	(1.79)	12.40		30.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.32	0.32	0.33		0.36
Net ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.32	0.32	0.33	(g)	0.35	(g)
Ratio of net investment income to average net assets (%) (h)	0.53	(f)	1.52	1.78	2.06	2.38		2.99
Portfolio turnover rate (%)	4	(d)	33	14	7	6		6
Net assets, end of period (in millions)	$5.3		$4.5	$3.0	$2.1	$1.5		$0.6

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$11.42		$10.44	$9.45	$9.78	$8.82		$6.82

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.13	0.13	0.16	0.17		0.17
Net realized and unrealized gain (loss) on investments	0.55		1.69	1.13	(0.36)	0.89		1.83

Total from investment operations	0.56		1.82	1.26	(0.20)	1.06		2.00

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.17)	(0.12)	(0.10)		0.00
Distributions from net realized capital gains	(1.13)		(0.69)	(0.10)	(0.01)	(0.00	)(b)	0.00

Total distributions	(1.28)		(0.84)	(0.27)	(0.13)	(0.10)		0.00

Net Asset Value, End of Period	$10.70		$11.42	$10.44	$9.45	$9.78		$8.82

Total Return (%) (c)	5.46	(d)	18.53	13.53	(2.13)	12.16		29.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.61	(f)	0.61	0.62	0.62	0.63		0.66
Net ratio of expenses to average net assets (%) (e)	0.61	(f)	0.61	0.62	0.62	0.63	(g)	0.65	(g)
Ratio of net investment income to average net assets (%) (h)	0.21	(f)	1.17	1.30	1.60	1.85		2.19
Portfolio turnover rate (%)	4	(d)	33	14	7	6		6
Net assets, end of period (in millions)	$5,036.4		$4,894.3	$4,385.0	$4,079.5	$3,568.7		$1,998.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$186,265,791	$0	$220,639,688

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,401,695	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and services fees in the Statement of Operations.

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
American Funds Blue Chip Income and Growth Fund (Class 1)	30,941,549	131,177	(1,995,507)	29,077,219
American Funds Bond Fund (Class 1)	50,681,445	2,175,285	(363,060)	52,493,670
American Funds Global Bond Fund (Class 1)	11,451,929	513,562	(81,056)	11,884,435
American Funds High-Income Bond Fund (Class 1)	17,211,618	260,283	(220,473)	17,251,428
American Funds International Growth and Income Fund (Class 1)*	17,122,653	2,038,710	(524,886)	18,636,477
American Funds New World Fund (Class 1)	5,915,100	618,764	(83,313)	6,450,551
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	45,364,462	2,073,888	(326,751)	47,111,599

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
American Funds Blue Chip Income and Growth Fund (Class 1)	$6,649,819	$—	$1,746,236	$410,861,101
American Funds Bond Fund (Class 1)	508,804	205,181	2,103,110	584,254,551
American Funds Global Bond Fund (Class 1)	149,872	1,227,657	463,267	147,723,533
American Funds High-Income Bond Fund (Class 1)	329,905	—	1,921,238	198,218,907
American Funds International Growth and Income Fund (Class 1)	1,167,274	3,091,726	—	340,674,803
American Funds New World Fund (Class 1)	961,487	14,303,127	245,899	153,781,136
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	(4,450)	—	1,289,455	583,241,595

	$9,762,711	$18,827,691	$7,769,205	$2,418,755,626

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$63,564,327	$73,050,038	$285,783,038	$44,324,720	$349,347,365	$117,374,758

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$79,132,860	$459,331,753	$704,633,755	$—	$1,243,098,368

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 6.11% and 5.98%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 6.18%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1% respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 bps.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

During the reporting period, we implemented a moderate increase in the Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Portfolio delivered a solid performance to investors as both equity and fixed income markets finished the first half of the year in positive territory. Relative performance was in line with the Dow Jones Moderately Aggressive Index.

The underlying equity funds produced a mixed story in terms of contribution to the Allocation Portfolio. While the AMCAP Fund and the AFIS Blue Chip Income & Growth Fund contributed positively to the Allocation Portfolio, several other funds detracted from relative performance. On the positive side, the AMCAP Fund delivered the best relative performance among all underlying equity funds. Despite a headwind from being a growth style portfolio and the negative impact from holding cash, the fund outpaced its S&P 500 benchmark index by a sizable margin. Outperformance was attributable to strong stock selection in a number of sectors, including Energy, Health Care, Consumer Discretionary and Consumer Staples. Additionally, an overweight in the Health Care Sector also benefited the fund as merger and acquisition activity drove the return of the sector higher than the broad market in the first quarter. The AFIS Blue Chip Income & Growth Fund benefited from a bias towards value oriented stocks, which outperformed growth stocks over the past six months. In addition, solid stock selection within the Information Technology sector as well as an overweight to the strong performing Utilities sector both added value. Conversely, the Fundamental Investors Fund and the AFIS Growth Fund detracted from the Allocation Portfolio’s relative performance. Underperformance for both funds was largely driven by their holdings in the Consumer Discretionary sector. Poor stock selection combined with an overweight in the sector explained the majority of the underperformance. More specifically, the portfolios’ holding in Amazon weighed on results as the stock lost more than 18% in the first half of the year. Among underlying funds that invest outside the U.S., the AFIS International

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fund had a negative impact on the Allocation Portfolio’s performance. The fund was hurt by its stock selection in the Information Technology sector, with Samsung being the largest detractor.

On the fixed income side, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on Treasury and government agency securities did not help overall performance during a period when credit products outperformed as credit spreads narrowed. However, from a yield curve positioning standpoint, the fund’s overweight to the longer end of the curve proved to be beneficial. As a result, the fund outperformed its asset class specific benchmark. The AFIS Global Bond Fund also outpaced its own benchmark, making a positive contribution to the Allocation Portfolio. Outperformance was attributable to a broad set of factors, including its positions in emerging markets and high yield bonds. The AFIS High-Income Bond Fund provided an exposure to the better performing high yield sector of the bond market, which is not part of the Dow Jones Moderately Aggressive Index. Nevertheless, relative performance was hindered by poor security selection and holding cash in the portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	6.11	22.57	15.38	6.36
Class C	5.98	22.21	15.04	6.00
Dow Jones Moderately Aggressive Index	6.18	20.02	14.83	6.75

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Growth Fund (Class 1)	11.4
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.1
American Funds International Growth and Income Fund (Class 1)	8.5
American Funds International Fund (Class 1)	8.0
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds New World Fund (Class 1)	4.1

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.76%	$1,000.00	$1,061.10	$3.88
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class C(a)	Actual	1.06%	$1,000.00	$1,059.80	$5.41
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,956,960	$374,197,017
American Funds American Mutual Fund (Class R-6)	8,462,841	310,501,628
American Funds Blue Chip Income and Growth Fund (Class 1)	22,031,251	311,301,577
American Funds Bond Fund (Class 1)	8,090,427	90,046,452
American Funds Fundamental Investors Fund (Class R-6)	6,356,082	342,910,644
American Funds Global Bond Fund (Class 1)	4,844,120	60,212,416
American Funds Global Small Capitalization Fund (Class 1)	5,572,524	152,742,884
American Funds Growth Fund (Class 1)	4,474,440	351,735,742
American Funds Growth-Income Fund (Class 1)	6,061,091	312,570,478
American Funds High-Income Bond Fund (Class 1)	7,437,460	85,456,413
American Funds International Fund (Class 1)	11,148,173	245,594,255
American Funds International Growth and Income Fund (Class 1) (a)	14,258,138	260,638,754

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	5,281,593	125,913,169
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	4,828,010	59,770,766

Total Mutual Funds (Cost $2,398,812,029)		3,083,592,195

Total Investments—100.1% (Cost $2,398,812,029) (b)		3,083,592,195
Other assets and liabilities (net)—(0.1)%		(1,655,604)

Net Assets—100.0%		$3,081,936,591

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2014, the aggregate cost of investments was $2,398,812,029. The aggregate unrealized appreciation and depreciation of investments were $685,311,602 and $(531,436), respectively, resulting in net unrealized appreciation of $684,780,166.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,083,592,195	$—	$—	$3,083,592,195
Total Investments	$3,083,592,195	$—	$—	$3,083,592,195

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$2,822,953,441
Affiliated investments at value (b)	260,638,754
Receivable for:
Investments sold	1,397,926
Fund shares sold	41,864

Total Assets	3,085,031,985
Liabilities
Payables for:
Fund shares redeemed	1,439,790
Accrued expenses:
Management fees	156,783
Distribution and service fees	1,381,660
Deferred trustees’ fees	58,994
Other expenses	58,167

Total Liabilities	3,095,394

Net Assets	$3,081,936,591

Net assets consist of:
Paid in surplus	$2,333,152,827
Undistributed net investment income	3,111,018
Accumulated net realized gain	60,892,580
Unrealized appreciation on investments and affiliated investments	684,780,166

Net Assets	$3,081,936,591

Net Assets
Class B	$15,863,090
Class C	3,066,073,501
Capital Shares Outstanding*
Class B	1,529,856
Class C	297,651,341
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.37
Class C	10.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,168,565,619.
(b)	Identified cost of affiliated investments was $230,246,410.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$12,432,956

Total investment income	12,432,956
Expenses
Management fees	923,547
Administration fees	10,921
Custodian and accounting fees	12,224
Distribution and service fees—Class B	18,487
Distribution and service fees—Class C	8,072,793
Audit and tax services	13,263
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	22,233
Insurance	8,641
Miscellaneous	9,336

Total expenses	9,129,198

Net Investment Income	3,303,758

Net Realized and Unrealized Gain
Net realized gain on:
Investments	47,573,033
Affiliated investments	583,689
Capital gain distributions from Underlying Portfolios	58,860,049
Capital gain distributions from Affiliated Underlying Portfolios	2,391,336

Net realized gain	109,408,107

Net change in unrealized appreciation (depreciation) on:
Investments	91,501,715
Affiliated investments	(30,226,646)

Net change in unrealized appreciation	61,275,069

Net realized and unrealized gain	170,683,176

Net Increase in Net Assets From Operations	$173,986,934

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,303,758	$29,622,724
Net realized gain	109,408,107	494,731,109
Net change in unrealized appreciation	61,275,069	78,542,884

Increase in net assets from operations	173,986,934	602,896,717

From Distributions to Shareholders
Net investment income
Class B	(199,175)	(151,358)
Class C	(30,724,579)	(26,841,832)
Net realized capital gains
Class B	(2,299,337)	(636,323)
Class C	(455,623,023)	(148,109,393)

Total distributions	(488,846,114)	(175,738,906)

Increase in net assets from capital share transactions	431,445,680	93,301,703

Total increase in net assets	116,586,500	520,459,514

Net Assets
Beginning of period	2,965,350,091	2,444,890,577

End of period	$3,081,936,591	$2,965,350,091

Undistributed net investment income
End of period	$3,111,018	$30,731,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	103,748	$1,155,347	232,427	$2,471,443
Reinvestments	256,258	2,498,512	79,644	787,681
Redemptions	(34,614)	(369,362)	(70,206)	(746,770)

Net increase	325,392	$3,284,497	241,865	$2,512,354

Class C
Sales	9,125,430	$100,431,423	20,890,362	$222,542,772
Reinvestments	50,138,928	486,347,602	17,779,596	174,951,225
Redemptions	(14,415,015)	(158,617,842)	(28,791,943)	(306,704,648)

Net increase	44,849,343	$428,161,183	9,878,015	$90,789,349

Increase derived from capital shares transactions		$431,445,680		$93,301,703

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.76		$10.10	$8.80	$9.33	$8.29	$6.17

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.16	0.15	0.16	0.16	0.13
Net realized and unrealized gain (loss) on investments	0.56		2.27	1.30	(0.56)	0.98	1.99

Total from investment operations	0.59		2.43	1.45	(0.40)	1.14	2.12

Less Distributions
Distributions from net investment income	(0.16)		(0.15)	(0.15)	(0.13)	(0.10)	(0.00	)(b)
Distributions from net realized capital gains	(1.82)		(0.62)	0.00	0.00	0.00	0.00

Total distributions	(1.98)		(0.77)	(0.15)	(0.13)	(0.10)	(0.00)

Net Asset Value, End of Period	$10.37		$11.76	$10.10	$8.80	$9.33	$8.29

Total Return (%) (c)	6.11	(d)	25.44	16.54	(4.41)	13.78	34.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.32	(f)	0.32	0.33	0.33	0.34	0.36
Net ratio of expenses to average net assets (%) (e)	0.32	(f)	0.32	0.33	0.33	0.34 (g)	0.35	(g)
Ratio of net investment income to average net assets (%) (h)	0.54	(f)	1.44	1.57	1.70	1.90	1.81
Portfolio turnover rate (%)	5	(d)	42	17	8	13	7
Net assets, end of period (in millions)	$15.9		$14.2	$9.7	$6.8	$5.1	$2.4

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.67		$10.02	$8.73	$9.26	$8.23	$6.14

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.12	0.10	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.56		2.26	1.30	(0.54)	1.00	2.00

Total from investment operations	0.57		2.38	1.40	(0.43)	1.10	2.09

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.11)	(0.10)	(0.07)	(0.00	)(b)
Distributions from net realized capital gains	(1.82)		(0.62)	0.00	0.00	0.00	0.00

Total distributions	(1.94)		(0.73)	(0.11)	(0.10)	(0.07)	(0.00)

Net Asset Value, End of Period	$10.30		$11.67	$10.02	$8.73	$9.26	$8.23

Total Return (%) (c)	5.98	(d)	25.11	16.16	(4.73)	13.48	34.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.62	(f)	0.62	0.63	0.63	0.64	0.66
Net ratio of expenses to average net assets (%) (e)	0.62	(f)	0.62	0.63	0.63	0.64 (g)	0.65	(g)
Ratio of net investment income to average net assets (%) (h)	0.22	(f)	1.10	1.07	1.17	1.25	1.27
Portfolio turnover rate (%)	5	(d)	42	17	8	13	7
Net assets, end of period (in millions)	$3,066.1		$2,951.2	$2,435.2	$2,237.3	$2,360.4	$1,938.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios.These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$167,338,599	$0	$160,147,311

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$923,547	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and services fees in the Statement of Operations.

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
American Funds International Growth and Income Fund (Class 1)	11,877,502	2,629,579	(248,943)	14,258,138

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
American Funds International Growth and Income Fund (Class 1)	$583,689	$2,391,336	$—	$260,638,754

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$26,993,190	$28,866,408	$148,745,716	$—	$175,738,906	$28,866,408

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$38,349,387	$449,968,713	$575,378,729	$—	$1,063,696,829

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Portfolio

For the six months ended June 30, 2014, the American Funds Growth Portfolio had a return of 5.35% for Class C versus 7.14% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	5.35	24.18	17.43	7.87
S&P 500 Index	7.14	24.61	18.83	7.78

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class C(a)	Actual	0.93%	$1,000.00	$1,053.50	$4.74
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $753,607,931)	14,225,005	$1,118,227,664

Total Investments—100.1% (Cost $753,607,931) (a)		1,118,227,664
Other assets and liabilities (net)—(0.1)%		(619,902)

Net Assets—100.0%		$1,117,607,762

(a)	As of June 30, 2014, the aggregate cost of investments was $753,607,931. The aggregate and net unrealized appreciation of investments was $364,619,733.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,118,227,664	$—	$—	$1,118,227,664
Total Investments	$1,118,227,664	$—	$—	$1,118,227,664

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,118,227,664
Receivable for:
Investments sold	561,878
Fund shares sold	134,081

Total Assets	1,118,923,623
Liabilities
Payables for:
Fund shares redeemed	695,959
Accrued expenses:
Distribution and service fees	500,079
Deferred trustees’ fees	58,994
Other expenses	60,829

Total Liabilities	1,315,861

Net Assets	$1,117,607,762

Net assets consist of:
Paid in surplus	$682,927,581
Undistributed net investment income	2,054,280
Accumulated net realized gain	68,006,168
Unrealized appreciation on investments	364,619,733

Net Assets	$1,117,607,762

Net Assets
Class C	$1,117,607,762
Capital Shares Outstanding*
Class C	91,229,677
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$12.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $753,607,931.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Master Fund	$5,260,634

Total investment income	5,260,634
Expenses
Administration fees	10,921
Custodian and accounting fees	12,224
Distribution and service fees—Class C	2,937,337
Audit and tax services	13,263
Legal	15,667
Trustees’ fees and expenses	22,085
Shareholder reporting	22,641
Insurance	3,282
Miscellaneous	5,166

Total expenses	3,042,586

Net Investment Income	2,218,048

Net Realized and Unrealized Gain
Net realized gain on:
Investments	20,327,192
Capital gain distributions from Master Fund	52,782,150

Net realized gain	73,109,342

Net change in unrealized depreciation on investments	(18,264,277)

Net realized and unrealized gain	54,845,065

Net Increase in Net Assets From Operations	$57,063,113

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,218,048	$6,027,957
Net realized gain	73,109,342	63,664,061
Net change in unrealized appreciation (depreciation)	(18,264,277)	192,899,387

Increase in net assets from operations	57,063,113	262,591,405

From Distributions to Shareholders
Net investment income
Class C	(6,012,488)	(4,465,930)
Net realized capital gains
Class C	(63,646,483)	(49,661,136)

Total distributions	(69,658,971)	(54,127,066)

Increase (decrease) in net assets from capital share transactions	43,835,006	(49,860,342)

Total increase in net assets	31,239,148	158,603,997

Net Assets
Beginning of period	1,086,368,614	927,764,617

End of period	$1,117,607,762	$1,086,368,614

Undistributed net investment income
End of period	$2,054,280	$5,848,720

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class C
Sales	3,712,033	$45,137,453	7,497,274	$83,178,434
Reinvestments	6,142,766	69,658,971	5,391,142	54,127,066
Redemptions	(5,825,149)	(70,961,418)	(16,782,658)	(187,165,842)

Net increase (decrease)	4,029,650	$43,835,006	(3,894,242)	$(49,860,342)

Increase (decrease) derived from capital shares transactions		$43,835,006		$(49,860,342)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$12.46		$10.18	$8.70		$9.15	$7.75	$5.58

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.07	0.04		0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.57		2.82	1.47		(0.45)	1.37	2.13

Total from investment operations	0.60		2.89	1.51		(0.42)	1.42	2.17

Less Distributions
Distributions from net investment income	(0.07)		(0.05)	(0.03)		(0.03)	(0.02)	0.00
Distributions from net realized capital gains	(0.74)		(0.56)	(0.00	)(b)	0.00	0.00	0.00

Total distributions	(0.81)		(0.61)	(0.03)		(0.03)	(0.02)	0.00

Net Asset Value, End of Period	$12.25		$12.46	$10.18		$8.70	$9.15	$7.75

Total Return (%) (c)	5.35	(d)	29.78	17.41		(4.60)	18.33	38.89

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.57	0.57		0.57	0.59	0.65
Ratio of net investment income to average net assets (%)	0.42	(f)	0.60	0.46		0.35	0.59	0.55
Portfolio turnover rate (%)	4	(d)	4	3		3	2	1
Net assets, end of period (in millions)	$1,117.6		$1,086.4	$927.8		$885.9	$748.2	$348.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2014, the Portfolio owned approximately 4.45% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2013.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$71,361,579	$0	$42,169,498

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in

MIST-10

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$4,465,930	$3,046,439	$49,661,136	$240,088	$54,127,066	$3,286,527

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,902,605	$63,521,699	$377,905,620	$—	$447,329,924

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 5.34% and 5.09%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1% respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (“ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 bps.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

During the reporting period, we implemented a moderate increase in the Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Portfolio modestly underperformed the Dow Jones Moderate Index on a net-of-fees basis. While performance was hurt by a lower equity target allocation than the Index (50% versus 60%) during a period when equity markets generally outperformed the fixed income markets, good security selection in many underlying funds helped mitigate some of the underperformance.

On the fixed income side, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on Treasury and government agency securities did not help overall performance during a period when credit products outperformed as credit spreads narrowed. However, from a yield curve positioning standpoint, the fund’s overweight to the longer end of the curve proved to be beneficial. As a result, the fund outperformed its asset class specific benchmark. The AFIS Global Bond Fund also outpaced its own benchmark, making a positive contribution to the Allocation Portfolio. Outperformance was attributable to a broad set of factors, including its positions in emerging markets and high yield bonds. The AFIS High-Income Bond Fund provided an exposure to the better performing high yield sector of the bond market, which is not part of the Dow Jones Moderate Index. Nevertheless, relative performance was hindered by poor security selection and holding cash in the portfolio.

The story on the equity side was mixed. While the AFIS Blue Chip Income and Growth Fund and the AMCAP Fund contributed positively to the Allocation Portfolio, several other funds detracted from relative performance. On the positive side, the AFIS Blue Chip Income and Growth Fund benefited from a bias towards value oriented stocks, which outperformed growth stocks over the past six months. In addition, solid stock selection within the Information Technology sector as well as an overweight to the strong performing Utilities sector both added value. The AMCAP Fund delivered the best relative

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performance among all underlying equity funds. Despite a headwind from being a growth style portfolio and the negative impact from holding cash, the fund outpaced its S&P 500 benchmark index by a sizable margin. Outperformance was attributable to strong stock selection in a number of sectors, including Energy, Health Care, Consumer Discretionary and Consumer Staples. Additionally, an overweight in the Health Care Sector also benefited the fund as merger and acquisition activity drove the return of the sector higher than the broad market in the first quarter. Conversely, the Fundamental Investors Fund and the AFIS Growth Fund detracted from the Allocation Portfolio’s relative performance. Underperformance for both funds was largely driven by their holdings in the Consumer Discretionary sector. Poor stock selection combined with an overweight in the sector explained the majority of the underperformance. More specifically, the portfolios’ holding in Amazon weighed on results as the stock lost more than 18% in the first half of the year. Among underlying funds that invest outside the U.S., the AFIS International Fund had a negative impact on the Allocation Portfolio’s performance. The fund was hurt by its stock selection in the Information Technology sector, with Samsung being the largest detractor.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	5.34	14.93	11.07	5.84
Class C	5.09	14.49	10.74	5.53
Dow Jones Moderate Index	5.77	16.21	12.21	6.24

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	21.5
American Funds Bond Fund (Class 1)	16.7
American Funds Growth-Income Fund (Class 1)	9.2
American Funds American Mutual Fund (Class R-6)	9.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.3
American Funds AMCAP Fund (Class R-6)	5.1
American Funds Growth Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds International Fund (Class 1)	5.0
American Funds High-Income Bond Fund (Class 1)	4.9

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.72%	$1,000.00	$1,053.40	$3.67
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class C(a)	Actual	1.02%	$1,000.00	$1,050.90	$5.19
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,703,174	$164,707,680
American Funds American Mutual Fund (Class R-6)	8,021,945	294,325,158
American Funds Blue Chip Income and Growth Fund (Class 1)	18,888,751	266,898,057
American Funds Bond Fund (Class 1) (a)	48,169,382	536,125,223
American Funds Fundamental Investors Fund (Class R-6)	3,038,647	163,935,023
American Funds Global Bond Fund (Class 1)	7,657,251	95,179,636
American Funds Global Small Capitalization Fund (Class 1)	1,179,992	32,343,585
American Funds Growth Fund (Class 1)	2,090,121	164,304,403
American Funds Growth-Income Fund (Class 1)	5,746,151	296,328,992
American Funds High-Income Bond Fund (Class 1) (a)	13,816,893	158,756,096
American Funds International Fund (Class 1)	7,353,553	161,998,772
American Funds International Growth and Income Fund (Class 1) (a)	8,404,448	153,633,303

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,379,646	32,890,764
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	55,781,495	690,574,904

Total Mutual Funds (Cost $2,794,434,201)		3,212,001,596

Total Investments—100.1% (Cost $2,794,434,201) (b)		3,212,001,596
Other assets and liabilities (net)—(0.1)%		(1,730,927)

Net Assets—100.0%		$3,210,270,669

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolio.)
(b)	As of June 30, 2014, the aggregate cost of investments was $2,794,434,201. The aggregate unrealized appreciation and depreciation of investments were $425,735,146 and $(8,167,751), respectively, resulting in net unrealized appreciation of $417,567,395.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,212,001,596	$—	$—	$3,212,001,596
Total Investments	$3,212,001,596	$—	$—	$3,212,001,596

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,672,912,070
Affiliated investments at value (b)	1,539,089,526
Receivable for:
Investments sold	1,309,420
Fund shares sold	115,516

Total Assets	3,213,426,532
Liabilities
Payables for:
Fund shares redeemed	1,424,937
Accrued expenses:
Management fees	162,370
Distribution and service fees	1,445,244
Deferred trustees’ fees	58,994
Other expenses	64,318

Total Liabilities	3,155,863

Net Assets	$3,210,270,669

Net assets consist of:
Paid in surplus	$2,723,388,481
Undistributed net investment income	3,161,478
Accumulated net realized gain	66,153,315
Unrealized appreciation on investments and affiliated investments	417,567,395

Net Assets	$3,210,270,669

Net Assets
Class B	$7,329,487
Class C	3,202,941,182
Capital Shares Outstanding*
Class B	698,122
Class C	306,490,559
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.50
Class C	10.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,301,054,374.
(b)	Identified cost of affiliated investments was $1,493,379,827.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$8,040,401
Dividends from Affiliated Underlying Portfolios	5,069,715

Total investment income	13,110,116
Expenses
Management fees	967,862
Administration fees	10,921
Custodian and accounting fees	12,224
Distribution and service fees—Class B	8,262
Distribution and service fees—Class C	8,582,754
Audit and tax services	13,263
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	26,679
Insurance	10,093
Miscellaneous	11,050

Total expenses	9,680,861

Net Investment Income	3,429,255

Net Realized and Unrealized Gain
Net realized gain on:
Investments	33,809,010
Affiliated investments	2,545,364
Capital gain distributions from Underlying Portfolios	32,298,073
Capital gain distributions from Affiliated Underlying Portfolios	1,605,296

Net realized gain	70,257,743

Net change in unrealized appreciation on:
Investments	32,356,422
Affiliated investments	52,379,316

Net change in unrealized appreciation	84,735,738

Net realized and unrealized gain	154,993,481

Net Increase in Net Assets From Operations	$158,422,736

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,429,255	$37,110,886
Net realized gain	70,257,743	297,583,275
Net change in unrealized appreciation	84,735,738	57,225,634

Increase in net assets from operations	158,422,736	391,919,795

From Distributions to Shareholders
Net investment income
Class B	(119,514)	(100,822)
Class C	(45,897,856)	(50,974,271)
Net realized capital gains
Class B	(578,139)	(273,594)
Class C	(273,161,783)	(168,130,607)

Total distributions	(319,757,292)	(219,479,294)

Increase (decrease) in net assets from capital share transactions	209,231,823	(42,251,146)

Total increase in net assets	47,897,267	130,189,355

Net Assets
Beginning of period	3,162,373,402	3,032,184,047

End of period	$3,210,270,669	$3,162,373,402

Undistributed net investment income
End of period	$3,161,478	$45,749,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	90,460	$965,573	143,146	$1,532,996
Reinvestments	69,212	697,653	36,816	374,416
Redemptions	(22,193)	(234,796)	(35,353)	(381,371)

Net increase	137,479	$1,428,430	144,609	$1,526,041

Class C
Sales	4,773,923	$51,019,940	7,116,144	$75,441,697
Reinvestments	31,778,849	319,059,639	21,629,307	219,104,878
Redemptions	(15,037,070)	(162,276,186)	(31,881,827)	(338,323,762)

Net increase (decrease)	21,515,702	$207,803,393	(3,136,376)	$(43,777,187)

Increase (decrease) derived from capital shares transactions		$209,231,823		$(42,251,146)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.14		$10.58	$9.87	$10.05	$9.28	$7.49

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.17	0.20	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.51		1.21	0.90	(0.20)	0.69	1.51

Total from investment operations	0.54		1.38	1.10	0.05	0.93	1.79

Less Distributions
Distributions from net investment income	(0.20)		(0.22)	(0.25)	(0.18)	(0.16)	0.00
Distributions from net realized capital gains	(0.98)		(0.60)	(0.14)	(0.05)	0.00	0.00

Total distributions	(1.18)		(0.82)	(0.39)	(0.23)	(0.16)	0.00

Net Asset Value, End of Period	$10.50		$11.14	$10.58	$9.87	$10.05	$9.28

Total Return (%) (b)	5.34	(c)	13.75	11.28	0.44	10.15	23.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.34	0.37
Net ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.34 (f)	0.35	(f)
Ratio of net investment income to average net assets (%) (g)	0.56	(e)	1.56	1.93	2.51	2.56	3.32
Portfolio turnover rate (%)	2	(c)	27	12	7	7	14
Net assets, end of period (in millions)	$7.3		$6.2	$4.4	$2.8	$1.6	$0.7

	Class C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.08		$10.51	$9.81	$9.99	$9.23	$7.48

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.13	0.14	0.18	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.51		1.22	0.91	(0.15)	0.72	1.51

Total from investment operations	0.52		1.35	1.05	0.03	0.91	1.75

Less Distributions
Distributions from net investment income	(0.17)		(0.18)	(0.21)	(0.16)	(0.15)	0.00
Distributions from net realized capital gains	(0.98)		(0.60)	(0.14)	(0.05)	0.00	0.00

Total distributions	(1.15)		(0.78)	(0.35)	(0.21)	(0.15)	0.00

Net Asset Value, End of Period	$10.45		$11.08	$10.51	$9.81	$9.99	$9.23

Total Return (%) (b)	5.09	(c)	13.52	10.84	0.19	9.91	23.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.64	0.67
Net ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.64 (f)	0.65	(f)
Ratio of net investment income to average net assets (%) (g)	0.22	(e)	1.20	1.36	1.79	2.04	2.85
Portfolio turnover rate (%)	2	(c)	27	12	7	7	14
Net assets, end of period (in millions)	$3,202.9		$3,156.1	$3,027.8	$2,913.1	$2,590.2	$1,575.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty

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Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$74,791,113	$0	$147,993,151

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$967,862	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and services fees in the Statement of Operations.

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Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
American Funds Bond Fund (Class 1)	48,230,064	319,520	(380,202)	48,169,382
American Funds High-Income Bond Fund (Class 1)	14,195,596	140,791	(519,494)	13,816,893
American Funds International Growth and Income Fund (Class 1)	7,427,913	1,368,957	(392,422)	8,404,448
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	55,820,947	332,799	(372,251)	55,781,495

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
American Funds Bond Fund (Class 1)	$665,844	$191,832	$1,966,273	$536,125,223
American Funds High-Income Bond Fund (Class 1)	973,243	—	1,546,023	158,756,096
American Funds International Growth and Income Fund (Class 1)	886,599	1,413,464	—	153,633,303
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19,678	—	1,557,419	690,574,904

	$2,545,364	$1,605,296	$5,069,715	$1,539,089,526

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$51,075,093	$61,909,198	$168,404,201	$40,464,542	$219,479,294	$102,373,740

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,023,693	$259,085,963	$329,160,973	$—	$648,270,629

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2013, the Portfolio had no capital loss carryforwards.

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Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the AQR Global Risk Balanced Portfolio returned 11.55%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Unlike the second quarter of last year, when there was a penalty for diversification, the first half of 2014 rewarded diversification with gains in all asset classes. Globally, economic growth slowed and inflation remained low, prompting central banks to continue easy monetary policy, boosting asset prices. Geopolitical events, droughts, cold weather and other idiosyncratic events also affected markets, particularly commodities, which performed well in the first half of the year.

The 2013 equity rally stalled in the first quarter of the year as economic data came in negative across the developed and emerging world. In the U.S., jobs data was weak, growth was below expectations in Japan and China, and Europe was on the verge of deflation. The economic slowdown contributed to gains in nominal and inflation-linked bonds as yields fell over 25 basis points on average across developed countries. The situation in Crimea drove agricultural commodities higher in the first quarter as Ukraine is a significant global supplier of corn and wheat. In addition, strong export sales of U.S. grains continually reduced supply.

The slow start to 2014 encouraged monetary authorities to maintain an accommodative stance in the second quarter, which benefited all major asset classes. The European Central Bank cut rates and extended lending programs while the U.S. Federal Reserve and Bank of Japan made dovish remarks on inflation, extending the rally in bonds. Developed equities rallied on better than expected economic data over the second quarter, as an upgrade to Spanish debt signaled the strengthening of peripheral Europe and an improvement in U.S. employment numbers indicated a return to economic growth after the weather-affected first quarter slowdown. The global outlook remained weaker however, as the World Bank lowered expectations for economic growth.

Emerging markets assets rose broadly over the second quarter after a prolonged period of underperformance relative to the developed equity. In India, the election of Nardendra Modi spurred optimism of a pro-business agenda. Turkey’s equity market rallied following an election victory for the ruling AK party, which the market perceived to portend greater future political stability, and larger-than-expected rate cuts from Turkey’s central bank. The Korean won appreciated on strong export data, and the Brazilian real appreciated on continued intervention from Brazil’s central bank.

Geopolitical risk remained elevated as the breakout of violence in the Middle East pushed oil and gold prices higher. However, the gains of corn, wheat and soy due to the severe weather in the first quarter were reduced as stockpiles exceeded expectations. Cattle prices increased as stock levels hit all-time lows, while a deadly virus affected hog populations, inducing higher prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio (“GRB” or the “Portfolio”) is a globally diversified asset-allocation portfolio. GRB seeks to provide diversification across three primary sources of risk: equities, government bonds and inflation-related assets (global inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source of risk. Diversifying risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To achieve equal risk weighting, low-risk assets are given higher dollar allocations and high-risk assets given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the returns and variability of returns of the portfolio.

To achieve GRB’s target risk of 10%, the Portfolio is moderately levered through investments in equity, bond, and commodity futures. GRB’s portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk-forecasting model. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Exposures are primarily attained through equity, fixed income, and commodity futures and the purchase of global inflation-linked bonds. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 11.55% for the six month period ending June 30, 2014, outperforming the Dow Jones Moderate Portfolio Index by 578 basis points. Returns for the three risk categories in the Portfolio were positive for the six-month period: fixed income risk contributed 5.1%, inflation risk contributed 4.1%, and equity risk contributed 1.7%. The first half of 2014 was a favorable period for risk-balanced strategies as continued central bank participation reassured financial markets after the global economic recovery slowed. Additionally, weather and geopolitical events buoyed commodity risks.

AQR’s systematic portfolio management process dynamically adjusts position sizes in inverse proportion to the volatility of the underlying assets. For the first half of 2014, asset volatilities were close to their historical lows. As a result, the Portfolio’s positions at the end of the second quarter were at or close to the maximum exposure for each asset class.

The Portfolio entered the beginning of 2014 with a total market exposure of 252%, which is above our long-term average, as a result

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

of historically low volatility across all asset classes. Portfolio exposures ranged from 240% to 260% in the first half of 2014, driven by higher than average exposure in nominal and inflation-linked bonds. The Portfolio benefited from these larger exposures as all asset classes delivered positive returns in the first half of 2014. Asset class exposures were mostly steady in this period with equities averaging 42%, nominal bonds 121%, inflation-linked bonds 53%, and commodities 31%. The Portfolio ended the second quarter with a total market exposure of 241%, consisting of 43% equities, 117% nominal bonds, 52% inflation-linked bonds, and 30% commodities.

Brian Hurst

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	11.55	14.27	6.81
Dow Jones Moderate Index	5.77	16.21	7.94

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	116.5
Global Inflation-Linked Bonds	51.5
Global Developed Equities	33.8
Commodities - Production Weighted	29.6
Global Emerging Equities	5.0
U.S. Mid Cap Equities	2.4
U.S. Small Cap Equities	1.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio's Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.87%	$1,000.00	$1,115.50	$4.56
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—31.9% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—31.9%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18	357,167,718	$368,943,181
0.125%, 01/15/22	189,879,116	191,140,103
0.125%, 07/15/22	179,359,200	180,578,304
0.125%, 01/15/23	172,015,800	171,424,410
0.375%, 07/15/23	161,549,960	164,679,990
1.375%, 07/15/18	81,126,126	88,642,948
1.625%, 01/15/18	182,171,500	198,695,002
2.125%, 01/15/19	72,317,240	81,447,292
2.625%, 07/15/17	202,783,329	227,006,406

Total U.S. Treasury & Government Agencies (Cost $1,640,225,959)		1,672,557,636

Foreign Government—25.3%

Sovereign—25.3%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.750%, 04/15/18 (EUR)	80,880,558	116,599,574
Deutsche Bundesrepublik Inflation Linked Bonds
0.100%, 04/15/23 (EUR)	157,809,440	223,366,373
1.750%, 04/15/20 (EUR)	53,275,795	82,914,879
France Government Bond OAT
0.250%, 07/25/18 (EUR)	38,478,213	54,647,387
0.250%, 07/25/24 (EUR)	36,261,092	50,360,862
1.100%, 07/25/22 (EUR)	82,772,448	124,882,917
1.300%, 07/25/19 (EUR)	91,897,880	138,406,789
2.100%, 07/25/23 (EUR)	35,664,948	58,404,466
United Kingdom Gilt Inflation Linked
0.125%, 03/22/24 (GBP)	58,111,766	102,850,756
1.875%, 11/22/22 (GBP)	180,634,054	370,803,750

Total Foreign Government (Cost $1,271,319,224)		1,323,237,753

Short-Term Investments—38.8%

Mutual Funds—28.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (a)	369,035,170	369,035,170

Mutual Funds—(Continued)
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.010% (a)	363,561,322	$363,561,322
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.000% (a) (b)	372,512,100	372,512,100
UBS Select Treasury Preferred Fund, Institutional Class, 0.010% (a)	371,931,824	371,931,824

		1,477,040,416

U.S. Treasury—10.6%
U.S. Treasury Bills
0.050%, 11/28/14 (c)	96,503,000	96,480,901
0.052%, 12/04/14 (c) (d)	54,455,000	54,443,183
0.058%, 07/31/14 (c)	119,837,500	119,835,223
0.062%, 08/07/14 (c)	281,896,000	281,894,591

		552,653,898

Total Short-Term Investments (Cost $2,029,675,633)		2,029,694,314

Total Investments—96.0% (Cost $4,941,220,816) (e)		5,025,489,703
Other assets and liabilities (net)—4.0%		210,368,223

Net Assets—100.0%		$5,235,857,926

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the annualized seven-day yield as of June 30, 2014.
(b)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2014, the market value of securities pledged was $93,340,003.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $27,863,391.
(e)	As of June 30, 2014, the aggregate cost of investments was $4,941,220,816. The aggregate unrealized appreciation and depreciation of investments were $92,514,273 and $(8,245,386), respectively, resulting in net unrealized appreciation of $84,268,887.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	6,880,000	Royal Bank of Scotland plc	09/17/14	$11,547,783	$219,251

Contracts to Deliver
EUR	135,093,203	Royal Bank of Scotland plc	09/17/14	183,917,913	(1,118,610)
EUR	135,093,203	Royal Bank of Scotland plc	09/17/14	184,151,624	(884,899)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts —(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	135,093,203	Royal Bank of Scotland plc	09/17/14	$183,297,160	$(1,739,363)
EUR	114,638,315	Royal Bank of Scotland plc	09/17/14	156,020,454	(999,105)
EUR	101,090,151	Royal Bank of Scotland plc	09/17/14	137,877,565	(585,139)
GBP	71,427,283	Royal Bank of Scotland plc	09/17/14	119,499,416	(2,664,436)
GBP	71,427,282	Royal Bank of Scotland plc	09/17/14	119,578,484	(2,585,366)
GBP	71,427,282	Royal Bank of Scotland plc	09/17/14	119,657,126	(2,506,724)
GBP	70,083,065	Royal Bank of Scotland plc	09/17/14	117,775,642	(2,089,160)

Net Unrealized Depreciation					$(14,953,551)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/18/14	90	EUR	7,477,087	$(52,837)
Australian 10 Year Treasury Bond Futures	09/15/14	1,308	AUD	154,618,405	2,790,555
CAC 40 Index Futures	07/18/14	617	EUR	27,912,842	(861,430)
Canada Government Bond 10 Year Futures	09/19/14	1,635	CAD	220,307,380	1,892,995
Cattle Feeder Futures	08/28/14	106	USD	10,150,343	1,126,732
Cocoa Futures	09/15/14	151	USD	4,653,275	68,495
Coffee "C" Futures	09/18/14	172	USD	11,199,298	94,652
Copper LME Futures	09/17/14	263	USD	44,862,760	1,320,040
Corn Futures	09/12/14	2,252	USD	49,508,374	(2,357,124)
Cotton No. 2 Futures	12/08/14	386	USD	14,950,108	(762,678)
DAX Index Futures	09/19/14	104	EUR	25,805,902	(234,426)
Euro Stoxx 50 Index Futures	09/19/14	2,384	EUR	77,958,550	(1,242,873)
Euro-Bund Futures	09/08/14	6,330	EUR	918,273,331	16,842,351
FTSE 100 Index Futures	09/19/14	1,376	GBP	92,459,090	(198,060)
FTSE JSE Top 40 Index Futures	09/18/14	656	ZAR	302,107,719	10,482
FTSE MIB Index Futures	09/19/14	63	EUR	6,909,228	(272,193)
Gold 100 oz Futures	08/27/14	283	USD	36,550,149	862,451
H-Shares Index Futures	07/30/14	718	HKD	363,239,312	573,969
Hang Seng Index Futures	07/30/14	139	HKD	158,688,261	243,154
IBEX 35 Index Futures	07/18/14	90	EUR	9,827,009	(78,131)
Japanese Government 10 Year Bond Futures	09/10/14	306	JPY	44,430,586,164	1,365,321
KOSPI 200 Index Futures	09/11/14	443	KRW	58,304,316,257	(574,636)
LME Aluminium Futures	09/17/14	636	USD	29,289,123	773,802
LME Nickel Futures	09/17/14	86	USD	9,881,729	(58,637)
LME Zinc Futures	09/15/14	168	USD	8,765,893	558,108
Lead Futures	09/17/14	126	USD	6,715,275	118,650
Lean Hogs Futures	08/14/14	702	USD	36,575,207	722,053
Live Cattle Futures	08/29/14	505	USD	27,914,702	2,400,448
MSCI Taiwan Index Futures	07/30/14	378	USD	12,356,397	208,323
Russell 2000 Mini Index Futures	09/19/14	811	USD	93,877,036	2,656,294
S&P 500 E-Mini Index Futures	09/19/14	10,352	USD	996,790,664	13,771,576
S&P Midcap 400 E-Mini Index Futures	09/19/14	885	USD	123,831,228	2,661,822
S&P TSX 60 Index Futures	09/18/14	488	CAD	83,473,959	771,436
SGX CNX NIFTY Index Futures	07/31/14	1,666	USD	25,300,370	111,128
SPI 200 Futures	09/18/14	452	AUD	60,505,385	(4,889)
Silver Futures	09/26/14	50	USD	5,253,369	10,631
Soybean Futures	11/14/14	622	USD	38,022,705	(2,032,230)
Sugar No. 11 Futures	09/30/14	1,085	USD	21,480,434	405,319
TOPIX Index Futures	09/11/14	1,221	JPY	15,074,728,771	3,360,114
U.S. Treasury Note 10 Year Futures	09/19/14	14,671	USD	1,837,920,980	(1,524,402)
United Kingdom Long Gilt Bond Futures	09/26/14	1,269	GBP	139,449,808	66,183
Wheat Futures	09/12/14	1,395	USD	41,743,824	(1,463,199)

Net Unrealized Appreciation					$44,069,339

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

OTC Swap Agreements

Total Return Swap Agreements

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
07/22/14	Barclays Bank plc	Light Sweet Crude Oil (WTI) Futures	USD	395,828,400	$6,685,000	$—	$6,685,000
07/29/14	Barclays Bank plc	Henry Hub Natural Gas Futures	USD	49,151,480	(1,686,440)	—	(1,686,440)
07/30/14	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	30,166,901	546,859	—	546,859
07/30/14	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	145,468,054	260,212	—	260,212
07/31/14	Barclays Bank plc	RBOB Gasoline Futures	USD	94,996,595	1,250,809	—	1,250,809
07/31/14	Barclays Bank plc	NY Harbor ULSD Futures	USD	90,880,499	717,087	—	717,087
08/12/14	Barclays Bank plc	Gasoil Futures	USD	128,754,000	(1,966,500)	—	(1,966,500)
08/13/14	Bank of America N.A.	Ibovespa Futures	BRL	89,138,026	(1,359,052)	—	(1,359,052)
08/14/14	Barclays Bank plc	Brent Crude Oil Futures	USD	372,393,500	(4,691,830)	—	(4,691,830)
08/18/14	Bank of America N.A.	Lean Hog Futures	USD	1,660,472	39,688	—	39,688
08/29/14	Bank of America N.A.	Live Cattle Futures	USD	18,375,868	1,554,092	—	1,554,092
09/08/14	Bank of America N.A.	Euro Bond Futures	EUR	241,773,758	3,702,412	—	3,702,412
09/10/14	Bank of America N.A.	Japanese 10 Year Government Bond Futures	JPY	34,558,337,800	1,049,921	—	1,049,921
09/19/14	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	1,065,507,959	1,331,932	—	1,331,932
09/19/14	Bank of America N.A.	Swiss Market Index Futures	CHF	60,489,363	(833,156)	—	(833,156)
09/26/14	Bank of America N.A.	United Kingdom Long Gilt Bond Futures	GBP	55,042,014	47,758	—	47,758

Totals					$6,648,792	$—	$6,648,792

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,672,557,636	$—	$1,672,557,636
Total Foreign Government*	—	1,323,237,753	—	1,323,237,753
Short-Term Investments
Mutual Funds	1,477,040,416	—	—	1,477,040,416
U.S. Treasury	—	552,653,898	—	552,653,898
Total Short-Term Investments	1,477,040,416	552,653,898	—	2,029,694,314
Total Investments	$1,477,040,416	$3,548,449,287	$—	$5,025,489,703

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$219,251	$—	$219,251
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(15,172,802)	—	(15,172,802)
Total Forward Contracts	$—	$(14,953,551)	$—	$(14,953,551)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$55,787,084	$—	$—	$55,787,084
Futures Contracts (Unrealized Depreciation)	(11,717,745)	—	—	(11,717,745)
Total Futures Contracts	$44,069,339	$—	$—	$44,069,339
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$17,185,770	$—	$17,185,770
OTC Swap Contracts at Value (Liabilities)	—	(10,536,978)	—	(10,536,978)
Total OTC Swap Contracts	$—	$6,648,792	$—	$6,648,792

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$5,025,489,703
Cash	6,320,015
Cash denominated in foreign currencies (b)	10,541,821
Cash collateral (c)	155,842,686
OTC swap contracts at market value	17,185,770
Unrealized appreciation on forward foreign currency exchange contracts	219,251
Receivable for:
Investments sold	27,729,158
Fund shares sold	536,485
Interest	10,786,080
Variation margin on futures contracts	18,429,375

Total Assets	5,273,080,344
Liabilities
OTC swap contracts at market value	10,536,978
Unrealized depreciation on forward foreign currency exchange contracts	15,172,802
Payables for:
Investments purchased	2,307
Fund shares redeemed	1,959,167
Variation margin on futures contracts	5,531,565
Accrued expenses:
Management fees	2,521,763
Distribution and service fees	1,065,244
Deferred trustees' fees	41,823
Other expenses	390,769

Total Liabilities	37,222,418

Net Assets	$5,235,857,926

Net assets consist of:
Paid in surplus	$4,770,408,676
Undistributed net investment income	14,587,236
Accumulated net realized gain	330,863,017
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	119,998,997

Net Assets	$5,235,857,926

Net Assets
Class B	$5,235,857,926
Capital Shares Outstanding*
Class B	448,702,113
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,941,220,816.
(b)	Identified cost of cash denominated in foreign currencies was $10,446,661.
(c)	Includes collateral of $155,842,172 for futures contracts and $514 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$30,455,043

Total investment income	30,455,043
Expenses
Management fees	15,388,574
Administration fees	82,506
Custodian and accounting fees	337,840
Distribution and service fees—Class B	6,308,596
Audit and tax services	49,776
Legal	16,551
Trustees' fees and expenses	21,353
Shareholder reporting	105,893
Insurance	20,064
Miscellaneous	16,162

Total expenses	22,347,315
Less management fee waiver	(439,101)

Net expenses	21,908,214

Net Investment Income	8,546,829

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(1,077)
Futures contracts	277,224,931
Swap contracts	120,343,982
Foreign currency transactions	(3,967,477)

Net realized gain	393,600,359

Net change in unrealized appreciation (depreciation) on:
Investments	108,327,598
Futures contracts	26,252,898
Swap contracts	29,981,432
Foreign currency transactions	(7,969,926)

Net change in unrealized appreciation	156,592,002

Net realized and unrealized gain	550,192,361

Net Increase in Net Assets From Operations	$558,739,190

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,546,829	$(38,522,989)
Net realized gain (loss)	393,600,359	(31,061,659)
Net change in unrealized appreciation (depreciation)	156,592,002	(154,712,621)

Increase (decrease) in net assets from operations	558,739,190	(224,297,269)

From Distributions to Shareholders
Net investment income
Class B	0	(120,508,313)
Net realized capital gains
Class B	(23,202,826)	(224,559,543)

Total distributions	(23,202,826)	(345,067,856)

Increase (decrease) in net assets from capital share transactions	(435,730,079)	11,154,644

Total increase (decrease) in net assets	99,806,285	(558,210,481)

Net Assets
Beginning of period	5,136,051,641	5,694,262,122

End of period	$5,235,857,926	$5,136,051,641

Undistributed net investment income
End of period	$14,587,236	$6,040,407

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	2,049,094	$22,628,474	56,965,865	$655,496,837
Reinvestments	2,097,905	23,202,826	31,284,484	345,067,856
Redemptions	(44,394,510)	(481,561,379)	(93,775,605)	(989,410,049)

Net decrease	(40,247,511)	$(435,730,079)	(5,525,256)	$11,154,644

Increase (decrease) derived from capital shares transactions		$(435,730,079)		$11,154,644

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,			Period May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
			2013	2012
Net Asset Value, Beginning of Period	$10.50		$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	0.02		(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	1.20		(0.30)	1.11		0.36		(0.15)

Total from investment operations	1.22		(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	0.00		(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(0.05)		(0.42)	(0.06)		(0.03)		0.00

Total distributions	(0.05)		(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$11.67		$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	11.55	(f)	(3.39)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(i)	0.90	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	(i)	0.88	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.87	(i)	0.89	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.87	(i)	0.87	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	0.34	(i)	(0.66)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	0	(f)(k)	173	79		8	(f)
Net assets, end of period (in millions)	$5,235.9		$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(k)	There were no long term sale transactions during the period ended June 30, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$516,490,992	9.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation reversal and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

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taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio's records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio's ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example,

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collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$6,132,023
	Unrealized appreciation on futures contracts* (a)	22,957,405	Unrealized depreciation on futures contracts* (a)	$1,524,402
Equity	OTC swap contracts at market value	807,071	OTC swap contracts at market value	2,192,208
	Unrealized appreciation on futures contracts* (a)	24,368,298	Unrealized depreciation on futures contracts* (a)	3,519,475
Commodity	OTC swap contracts at market value	10,246,676	OTC swap contracts at market value	8,344,770
	Unrealized appreciation on futures contracts* (a)	8,461,381	Unrealized depreciation on futures contracts* (a)	6,673,868
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	219,251	Unrealized depreciation on forward foreign currency exchange contracts	15,172,802

Total		$73,192,105		$37,427,525

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio's derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$8,532,874	$(2,192,208)	$—	$6,340,666
Barclays Bank plc	8,652,896	(8,344,770)	—	308,126
Royal Bank of Scotland plc	219,251	(219,251)	—	—

	$17,405,021	$(10,756,229)	$—	$6,648,792

The following table presents the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$2,192,208	$(2,192,208)	$—	$—
Barclays Bank plc	8,344,770	(8,344,770)	—	—
Royal Bank of Scotland plc	15,172,802	(219,251)	(8,890,003)	6,063,548

	$25,709,780	$(10,756,229)	$(8,890,003)	$6,063,548

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(3,832,681)	$(3,832,681)
Futures contracts	112,146,765	153,059,757	12,018,409	—	277,224,931
Swap contracts	43,690,533	8,351,423	68,302,026	—	120,343,982

	$155,837,298	$161,411,180	$80,320,435	$(3,832,681)	$393,736,232

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(7,886,559)	$(7,886,559)
Futures contracts	83,582,534	(67,271,902)	9,942,266	—	26,252,898
Swap contracts	36,427,621	(7,648,048)	1,201,859	—	29,981,432

	$120,010,155	$(74,919,950)	$11,144,125	$(7,886,559)	$48,347,771

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,339,124,098
Futures contracts long	3,386,319,380
Futures contracts short	(80,848)
Swap contracts	111,396,682

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

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whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements ("GMRAs") or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MIST-19

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$182,351,899	$112,047,175	$0	$0

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$15,388,574	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under "Investment Management Agreement" for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

Prior to April 28, 2014 the Adviser had agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Over $3.5 billion

Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

MIST-20

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$264,208,421	$25,817,343	$80,859,435	$12,340,123	$345,067,856	$38,157,466

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$—	$22,678,111	$(92,730,733)	$—	$(70,052,622)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 5.72%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Despite a slow start to the year, risk assets advanced over the six-month period with minimal volatility, supported by global accommodative monetary policy. In the U.S., data releases since March generally pointed to improving economic momentum, following a weak first quarter in which Gross Domestic Product contracted by an annualized 2.9%. The Federal Reserve (the “Fed”), under the leadership of Janet Yellen, maintained its dovish stance, signaling no change to the gradual tapering of its bond buying program despite falling unemployment and slowly building inflation pressures. On a sector basis, Utilities, Energy, and Health Care delivered impressive results within the broad-market S&P 500 Index, while Consumer Discretionary, Industrials, and Financials lagged. European equities edged higher as economic activity continued to improve, largely due to receding challenges in the peripheral countries of the Eurozone. However, concerned over the progress of the economic recovery, the European Central Bank (the “ECB”) announced further measures (including the introduction of a negative deposit rate) in its attempt to stimulate growth and fend off the risk of deflation. Within the emerging markets, the geopolitical risks that unsettled markets early this year, including a crisis in Ukraine and weak macroeconomic data from China, eased during the second quarter. Emerging markets equities, which underperformed in the first quarter, rebounded in second quarter and the MSCI Emerging Market Index posted its biggest quarterly gain since 2012. Within fixed income, global bonds rallied and government bond yields remained low, confounding market expectations for higher interest rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are generally allocated across a broad range of asset classes in a tactical sleeve. The volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve during periods of low volatility.

On a broad asset allocation level, the Portfolio remained overweight in equities relative to fixed income, consistent with our ongoing view that improving economic growth and easy global monetary policy could create a favorable backdrop for equities, particularly in the developed markets. During the period, we modestly increased the Portfolio’s aggregate equity exposure, which benefitted performance as equity markets broadly advanced. Within fixed income, the Portfolio was tactically underweight duration, which modestly detracted from performance. Portfolio positioning and performance can be viewed through the following key macroeconomic themes:

We believe that U.S. economic growth is set to accelerate in the coming months and we have expressed this view with overweight positions in the U.S. dollar, U.S. equities, and pro-cyclical U.S. sectors. During the period, the Portfolio maintained overweight positions in the Health Care, Information Technology, and Financials sectors, but closed out of a Consumer Discretionary tilt due to less attractive valuations. While U.S. stocks continued to benefit from a dovish Fed and encouraging economic data, equity market gains were partially offset by a sector tilt toward Financials, which underperformed the S&P 500 Index.

A second theme expressed in the Portfolio was an ongoing slowdown in the emerging markets that we believe will likely impact developed economies tied to emerging growth. During the second quarter, we initiated an Australian bond overweight and maintained a modest Australian equity underweight as we believe that China’s transition to a lower growth model will likely reduce global demand for iron ore, thereby hindering growth prospects in Australia’s mining-dependent economy. These positions buoyed performance as mixed economic data and the central bank’s desire to maintain current rate levels led to a sharp decline in Australian bond yields and relatively muted equity market returns.

We continue to believe that structural reforms, along with existing tightness in labor markets, have the potential to place Japan on a higher-inflation, higher-growth trajectory over the next six to twelve months. During the second quarter, we cut losses on a yen underweight, preferring to express our bullish view on Japanese reflation by increasing the Portfolio’s Japanese equity overweight to 4%. These positions modestly detracted from performance as the Japanese equity market significantly weakened at the beginning of the year (before rebounding during the second quarter), while the yen strengthened. We believe that improved expectations around earnings growth and attractive valuations should push Japanese equities higher.

We maintain a constructive view on European equities and believe the Portfolio is well-positioned to benefit from economic recovery in the region. During the quarter, we increased and broadened European equity exposure, introducing positions in peripheral economies such as Italy and Spain, while maintaining existing tilts to key core economies (Germany and France). Inflationary pressures remained weak across the Eurozone (in both core and peripheral economies), which means that it should be easier to generate consensus to support easing measures on the Governing Council. While easing measures should support the growth backdrop, one of the key mechanisms by which easing should support the equity market is via the exchange rate. Thus, given the potential for further easing by the ECB, we increased our euro underweight position. While the ECB and the Bank of Japan appear supportive of reflationary trends, the Bank of England is likely to become more hawkish in response to signs of strengthening growth data and wage pressures, potentially weighing on equities and creating upward pressure on the currency against the U.S. dollar. As a result, over the first half of the year, we cut an underweight to the British pound and later initiated an overweight

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

position. Both the Portfolio’s European equity country overweight positions and European currency bets contributed to performance.

Within real assets, the Portfolio remained underweight in real estate, which detracted from performance as the asset class continued to thrive in the low interest rate environment. Over the period, we cut losses on a commodity underweight position, ultimately initiating a commodity overweight as geopolitical tensions arising from conflict in Iraq increased the probability of a spike in oil prices.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio NAV in order to help dampen volatility. This position lifted performance as interest rates declined; over the period, the 10-year U.S. Treasury rate slid from 3.03% to 2.53%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. During the period, the Portfolio used futures to access local currency returns in U.K., German, Italian, Spanish, Swiss, Swedish, and Japanese markets, as well as to hedge out currency exposure to the Japanese yen and euro, and introduce exposure to the British pound. Additionally, the Portfolio used 10-year note, 5-year note, and long U.S. bond futures, as well as a long Australia 10-year bond future, to help adjust Portfolio duration according to our views.

We remain optimistic about the state of the global economic environment, led by the developed world. Within equities, we have shifted exposure to international developed equities, where valuations appear relatively more attractive and accommodative monetary policies will likely support risk assets. We continue to believe economic momentum in the emerging markets is slowing and the transition to new growth models remains uneven and bumpy. Within fixed income, the Portfolio continues to hold exposure to credit sectors with higher yields than core bonds, yet we remain concerned over the substantial inflows these sectors have experienced. Overall, while we maintain a constructive outlook on both the global economy and risk assets, we expect heightened volatility as markets adjust to the notion of a less-accommodative Fed.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	5.72	15.21	6.75
Dow Jones Moderate Index	5.77	16.21	7.94

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Financial Select Sector SPDR Fund	11.5
iShares Core Total U.S. Bond Market ETF	10.4
Health Care Select Sector SPDR Fund	6.6
iShares Barclays 1-3 Year Credit Bond Fund	6.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.7
Vanguard Total Bond Market ETF	5.4
Technology Select Sector SPDR Fund	5.2
iShares MSCI EAFE Index Fund	4.6
Powershares QQQ Trust - Series 1	3.3
Energy Select Sector SPDR Fund	3.2

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,057.20	$4.54
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Investment Company Securities—69.8% of Net Assets

Security Description	Shares	Value
Consumer Discretionary Select Sector SPDR Fund (a)	3,290,430	$219,603,298
Energy Select Sector SPDR Fund (a)	2,589,874	259,246,387
Financial Select Sector SPDR Fund (a)	40,743,929	926,516,946
Health Care Select Sector SPDR Fund (a)	8,727,952	530,921,320
Industrial Select Sector SPDR Fund	1,729,908	93,518,827
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	4,618,949	488,130,530
iShares Barclays Intermediate Credit Bond Fund (a) (b)	1,173,627	129,310,223
iShares Core Total U.S. Bond Market ETF (b)	7,646,966	836,578,081
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	460,128,932
iShares MSCI EAFE Index Fund (a) (b)	5,418,553	370,466,469
iShares MSCI EMU ETF (a) (b)	1,694,629	71,716,699
Powershares QQQ Trust - Series 1 (a)	2,813,708	264,235,318
Technology Select Sector SPDR Fund (a)	11,005,261	422,051,759
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	117,212,010
Vanguard Total Bond Market ETF	5,264,314	432,831,897

Total Investment Company Securities (Cost $5,121,815,943)		5,622,468,696

Short-Term Investments—46.0%

Mutual Funds—19.0%
SSgA USD Liquidity Fund, S2 shares, 0.03% (c)	31,089,705	31,089,705
State Street Navigator Securities Lending MET Portfolio (d)	1,500,778,598	1,500,778,598

		1,531,868,303

Security Description	Principal Amount*	Value

Repurchase Agreement—27.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $2,170,093,488 on 07/01/14, collateralized by $2,147,510,000 U.S. Government Agency obligations with rates ranging from of 0.625% - 4.875%, maturity dates ranging from 07/31/15 - 01/31/17, with a value of $2,213,512,341.	2,170,093,488	2,170,093,488

Total Short-Term Investments (Cost $3,701,961,791)		3,701,961,791

Total Investments—115.8% (Cost $8,823,777,734) (e)		9,324,430,487
Other assets and liabilities (net)—(15.8)%		(1,270,786,674)

Net Assets—100.0%		$8,053,643,813

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $1,466,435,771 and the collateral received consisted of cash in the amount of $1,500,778,598. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2014.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $8,823,777,734. The aggregate unrealized appreciation and depreciation of investments were $512,868,192 and $(12,215,439), respectively, resulting in net unrealized appreciation of $500,652,753.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/14	1,790	AUD	211,348,773	$4,051,553
Australian Currency Futures	09/15/14	1,415	USD	131,904,107	766,293
British Pound Currency Futures	09/15/14	5,012	USD	525,705,422	9,795,453
CAC 40 Index Futures	07/18/14	978	EUR	44,334,354	(1,488,695)
DAX Index Futures	09/19/14	290	EUR	71,800,920	(437,553)
Euro Stoxx 50 Index Futures	09/19/14	11,697	EUR	382,540,801	(6,153,308)
FTSE 100 Index Futures	09/19/14	397	GBP	26,682,902	(68,853)
FTSE MIB Index Futures	09/19/14	427	EUR	47,235,549	(2,401,265)
IBEX 35 Index Futures	07/18/14	414	EUR	45,544,685	(825,571)
Japanese Yen Currency Futures	09/15/14	2,274	USD	278,782,394	2,056,606
Nikkei 225 Index Futures	09/11/14	4,420	JPY	66,468,685,658	5,315,773
OMX 30 Index Futures	07/18/14	3,000	SEK	417,297,510	(515,975)
Swiss Franc Currency Futures	09/15/14	900	USD	125,096,040	1,882,710
Swiss Market Index Futures	09/19/14	1,465	CHF	126,736,351	(1,700,667)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts (Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Currency Futures	09/15/14	(954)	USD	(161,361,373)	(1,987,277)
U.S. Treasury Long Bond Futures	09/19/14	(126)	USD	(17,193,902)	(91,723)
U.S. Treasury Note 5 Year Futures	09/30/14	(5,795)	USD	(691,844,791)	(431,346)

Net Unrealized Appreciation					$7,766,155

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	JPMorgan Excess Return Index	0.000%	09/05/14	JPMorgan Chase Bank N.A.	S+P GSCI Index	USD	156,620,868	$4,052,994	$—	$4,052,994
Receive	JPMorgan Excess Return Index	0.000%	09/05/14	JPMorgan Chase Bank N.A.	S+P GSCI Index	USD	151,264,879	3,914,394	—	3,914,394
Receive	JPMorgan Excess Return Index	0.000%	12/23/14	JPMorgan Chase Bank N.A.	S+P GSCI Index	USD	155,000,021	(2,263,262)	—	(2,263,262)

Totals								$5,704,126	$—	$5,704,126

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.720%	06/24/24	USD	404,000,000	$4,028,728
Pay	3-Month USD-LIBOR	2.685%	06/25/24	USD	424,000,000	2,861,746
Pay	3-Month USD-LIBOR	2.700%	06/26/24	USD	785,000,000	6,352,534
Pay	3-Month USD-LIBOR	2.635%	06/27/24	USD	400,000,000	868,520
Pay	3-Month USD-LIBOR	2.640%	06/30/24	USD	400,000,000	1,076,960

Total						$15,188,488

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$5,622,468,696	$—	$—	$5,622,468,696
Short-Term Investments
Mutual Funds	1,531,868,303	—	—	1,531,868,303
Repurchase Agreement	—	2,170,093,488	—	2,170,093,488
Total Short-Term Investments	1,531,868,303	2,170,093,488	—	3,701,961,791
Total Investments	$7,154,336,999	$2,170,093,488	$—	$9,324,430,487

Collateral for Securities Loaned (Liability)	$—	$(1,500,778,598)	$—	$(1,500,778,598)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$23,868,388	$—	$—	$23,868,388
Futures Contracts (Unrealized Depreciation)	(16,102,233)	—	—	(16,102,233)
Total Futures Contracts	$7,766,155	$—	$—	$7,766,155
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$15,188,488	$—	$15,188,488
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$7,967,388	$—	$7,967,388
OTC Swap Contracts at Value (Liabilities)	—	(2,263,262)	—	(2,263,262)
Total OTC Swap Contracts	$—	$5,704,126	$—	$5,704,126

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$4,798,006,065
Affiliated investments at value (c) (d)	2,356,330,934
Repurchase Agreement	2,170,093,488
Cash denominated in foreign currencies (e)	325,704
Cash collateral (f)	221,675,000
OTC swap contracts at market value	7,967,388
Receivable for:
Fund shares sold	80,514
Dividends and interest	11,168,245
Variation margin on futures contracts	6,530,732
Variation margin on swap contracts	4,615,845

Total Assets	9,576,793,915
Liabilities
OTC swap contracts at market value	2,263,262
Cash collateral for OTC swap contracts	9,290,000
Collateral for securities loaned	1,500,778,598
Payables for:
Investments purchased	578
Fund shares redeemed	4,628,107
Accrued expenses:
Management fees	4,150,170
Distribution and service fees	1,648,758
Deferred trustees’ fees	41,823
Other expenses	348,806

Total Liabilities	1,523,150,102

Net Assets	$8,053,643,813

Net assets consist of:
Paid in surplus	$7,233,462,866
Undistributed net investment income	21,819,149
Accumulated net realized gain	268,824,982
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	529,536,816

Net Assets	$8,053,643,813

Net Assets
Class B	$8,053,643,813
Capital Shares Outstanding*
Class B	738,228,719
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $4,392,239,124.
(b)	Includes securities loaned at value of $989,207,734.
(c)	Identified cost of affiliated investments was $2,261,445,122.
(d)	Includes securities loaned at value of $477,228,037.
(e)	Identified cost of cash denominated in foreign currencies was $325,181.
(f)	Includes collateral of $131,345,000 for futures contracts and $90,330,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$26,012,308
Dividends from affiliated investments	28,809,774
Interest	92,897
Securities lending income	2,123,385

Total investment income	57,038,364
Expenses
Management fees	25,586,023
Administration fees	113,647
Custodian and accounting fees	255,758
Distribution and service fees—Class B	9,726,342
Audit and tax services	22,848
Legal	18,510
Trustees’ fees and expenses	21,351
Shareholder reporting	105,268
Insurance	24,178
Miscellaneous	20,015

Total expenses	35,893,940
Less management fee waiver	(1,077,460)

Net expenses	34,816,480

Net Investment Income	22,221,884

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	57,754,229
Affiliated investments	163,688,963
Capital gain distributions from Underlying ETFs	42,115
Futures contracts	138,163,489
Swap contracts	(24,553,110)
Foreign currency transactions	47,232

Net realized gain	335,142,918

Net change in unrealized appreciation (depreciation) on:
Investments	71,311,506
Affiliated investments	(92,100,046)
Futures contracts	(70,503,993)
Swap contracts	163,091,143
Foreign currency transactions	227,039

Net change in unrealized appreciation	72,025,649

Net realized and unrealized gain	407,168,567

Net Increase in Net Assets From Operations	$429,390,451

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,221,884	$43,279,202
Net realized gain	335,142,918	434,121,452
Net change in unrealized appreciation	72,025,649	256,873,791

Increase in net assets from operations	429,390,451	734,274,445

From Distributions to Shareholders
Net investment income
Class B	(88,385,504)	(100,334,481)
Net realized capital gains
Class B	(416,873,360)	(162,184,503)

Total distributions	(505,258,864)	(262,518,984)

Increase in net assets from capital share transactions	311,749,244	587,431,812

Total increase in net assets	235,880,831	1,059,187,273

Net Assets
Beginning of period	7,817,762,982	6,758,575,709

End of period	$8,053,643,813	$7,817,762,982

Undistributed net investment income
End of period	$21,819,149	$87,982,769

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	4,525,937	$49,282,585	69,546,352	$732,102,877
Reinvestments	48,582,583	505,258,864	25,561,732	262,518,984
Redemptions	(22,161,343)	(242,792,205)	(38,460,912)	(407,190,049)

Net increase	30,947,177	$311,749,244	56,647,172	$587,431,812

Increase derived from capital shares transactions		$311,749,244		$587,431,812

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.05		$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.03		0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.56		0.99	0.73		(0.44)

Total from investment operations	0.59		1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.13)		(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.60)		(0.24)	(0.00	)(c)	(0.07)

Total distributions	(0.73)		(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$10.91		$11.05	$10.39		$9.52

Total Return (%) (d)	5.72	(e)	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	(f)	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g)(h)	0.89	(f)	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (i)	0.57	(f)	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	22	(e)	51	62		75	(e)
Net assets, end of period (in millions)	$8,053.6		$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary - BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$27,503,803	0.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $2,170,093,488, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$15,188,488
	Unrealized appreciation on futures contracts ** (a)	4,051,553	Unrealized depreciation on futures contracts** (a)	$523,069
Equity	Unrealized appreciation on futures contracts ** (a)	5,315,773	Unrealized depreciation on futures contracts** (a)	13,591,887
Commodity	OTC swap contracts at market value	7,967,388	OTC swap contracts at market value	2,263,262
Foreign Exchange	Unrealized appreciation on futures contracts ** (a)	14,501,062	Unrealized depreciation on futures contracts** (a)	1,987,277

Total		$47,024,264		$18,365,495

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$7,967,388	$(2,263,262)	$(5,704,126)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$2,263,262	$(2,263,262)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$2,449,768	$117,966,441	$—	$17,747,280	$138,163,489
Swap contracts	(26,350,592)	—	1,797,482	—	(24,553,110)

	$(23,900,824)	$117,966,441	$1,797,482	$17,747,280	$113,610,379

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Futures contracts	$10,888,689	$(97,362,267)	$—	$15,969,585	$(70,503,993)
Swap contracts	157,387,017	—	5,704,126	—	163,091,143

	$168,275,706	$(97,362,267)	$5,704,126	$15,969,585	$92,587,150

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$593,061,762
Futures contracts short	(238,257,500)
Swap contracts	2,420,092,319

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,189,087,536	$0	$1,193,879,004

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$25,586,023	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.020%	$3 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived, if applicable, for the six months ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETF’s for the six months ended June 30, 2014 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
iShares Barclays 1-3 Year Credit Bond Fund	4,618,949	—	—	4,618,949
iShares Barclays Intermediate Credit Bond Fund	1,173,627	—	—	1,173,627
iShares Core S&P 500 ETF	3,153,483	—	(3,153,483)	—
iShares Core Total U.S. Bond Market ETF	7,646,966	—	—	7,646,966
iShares iBoxx $ Investment Grade Corporate Bond Fund	3,858,200	—	—	3,858,200
iShares MSCI EAFE Index Fund	5,418,553	—	—	5,418,553
iShares MSCI EMU ETF	—	1,694,629	—	1,694,629
iShares Russell 2000 Index Fund	1,670,173	—	(1,670,173)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying ETFs	Ending Value as of June 30, 2014
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$1,893,025	$488,130,530
iShares Barclays Intermediate Credit Bond Fund	—	—	1,351,090	129,310,223
iShares Core S&P 500 ETF	94,031,751	—	713,833	—
iShares Core Total U.S. Bond Market ETF	—	—	7,769,616	836,578,081
iShares iBoxx $ Investment Grade Corporate Bond Fund	—	—	6,615,409	460,128,932
iShares MSCI EAFE Index Fund	—	—	9,082,606	370,466,469
iShares MSCI EMU ETF	—	—	1,384,195	71,716,699
iShares Russell 2000 Index Fund	69,657,212	—	—	—

	$163,688,963	$—	$28,809,774	$2,356,330,934

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$254,272,314	$—	$8,246,670	$77,273	$262,518,984	$77,273

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$281,077,721	$223,317,283	$391,688,849	$—	$896,083,853

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

11. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the BlackRock High Yield Portfolio returned 5.68% and 5.58%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 5.46%.

MARKET ENVIRONMENT / CONDITIONS

It’s been mostly good news for global asset prices through the first half of the year. Despite noise around a few geopolitical risks, relatively low volatility has aided performance. Of greater importance, however, has been the rhetoric of global central banks, which have largely touted more accommodative policies–keeping rates anchored for the foreseeable future and providing stimulus. As such, the bid for bonds and equities has been well-supported and, from a fixed income standpoint, higher duration instruments have led the return momentum.

High yield new-issue volumes declined in June after increasing each of the three months prior. $36 billion priced during the month, pushing second-quarter issuance to $121.1 billion and beating out the previous record high from the first quarter of 2013 by a small margin. Deal flow totaled $209 billion in the first half of 2014 and has mostly been refinancing focused (60%). On the demand front, investors added roughly $1.0 billion to high yield mutual funds in June and $3.7 billion over the second quarter. For the year to date through June 30, 2014, retail funds have garnered $7.1 billion in net flows, marking a reversal of the net outflows seen in 2013.

June default activity was muted as only one company filed for a total of $273 million in high yield loans. In aggregate, 15 companies have defaulted in the first half of the year for a total of $44.5 billion. The trailing 12-month par-weighted default rate sits at 2.06% and, excluding Energy Future Holdings (TXU), is only 0.70%. Importantly, default rates remain well below the 25-year average of 4.0%. A durable corporate fundamental backdrop has kept default activity subdued over the last few years. We believe default volumes should remain low through 2016 (below 2%) as only $185 billion in debt across high yield bonds and bank loans is coming due within that time.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio exposure to names in the Gaming, Automotive, and Electric sectors boosted returns, while positioning in the Banking and Health Care sectors detracted. Bank loans underperformed high yield bonds for the six-month period, but the Portfolio’s tactical 11% loan allocation has been additive, specifically in the Gaming sector. Tactical equity and equity-like (i.e., convertible and preferred securities) exposures in the Automotive and Airlines sectors have also aided performance, given the market’s positive bid for risk.

The Portfolio implemented derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the Portfolio. During the period, the Portfolio used equity futures as a means to tactically hedge the Portfolio against volatility in global markets. The use of hedges detracted from performance during the period; however we continue to believe the benefits of managing market risk/volatility outweigh the negative impact.

Over the period, the Portfolio’s core issuer/credit biases remained consistent based on either our cash-flow views, determination of a specific catalyst or idiosyncratic characteristic. As a major theme during the reporting period, we continued to favor select equity/equity-like assets with more upside as a substitute to CCC-rated high yield bonds. As a balance to these trades, we continued to be active in liquid hedge instruments, which are an effective way to protect against general market volatility. Since we expect interest rates to be higher by year-end 2014, we maintained the Portfolio’s shorter-duration bias at the portfolio level. This view has largely been executed by underweighting the highest-rated high yield bonds, owning bank loans and non-bond investments (equities). During the period, the Portfolio increased its exposure to names in the Gaming and Transportation sectors, while reducing risk in the Consumer Services and Metals & Mining sectors.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

As of June 30, 2014, the Portfolio’s top overweights relative to the benchmark index included Ally Financial (Banking), HD Supply (Building Materials), and Caesars (Gaming).

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	5.68	13.90	14.19	8.45	—
Class B	5.58	13.47	13.88	—	9.69
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	5.46	11.72	13.92	9.04	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	79.2
Floating Rate Loans	11.4
Common Stocks	8.9
Convertible Bonds	1.9
Asset-Backed Securities	1.4
Preferred Stocks	1.4
Convertible Preferred Stocks	0.1

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.68%	$1,000.00	$1,056.80	$3.47
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B	Actual	0.93%	$1,000.00	$1,055.80	$4.74
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—79.2% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.2%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.250%, 02/15/22 (144A)	270,000	$277,425
5.625%, 02/15/24 (144A) (a)	418,000	431,585
Lamar Media Corp.
5.375%, 01/15/24 (144A) (a)	412,000	426,420
MDC Partners, Inc.
6.750%, 04/01/20 (144A)	525,000	553,875

		1,689,305

Aerospace/Defense—1.0%
LMI Aerospace, Inc.
7.375%, 07/15/19 (144A)	372,000	380,370
Meccanica Holdings USA, Inc.
6.250%, 07/15/19 (144A)	278,000	309,275
National Air Cargo Group, Inc.
12.375%, 09/02/15 (b) (c)	1,890,719	1,890,719
TransDigm, Inc.
6.000%, 07/15/22 (144A)	3,675,000	3,776,063
6.500%, 07/15/24 (144A)	2,415,000	2,514,619

		8,871,046

Airlines—1.0%
American Airlines Pass-Through Trust
6.000%, 01/15/17 (144A)	3,295,000	3,455,631
Continental Airlines Pass-Through Certificates
6.125%, 04/29/18	900,000	963,000
U.S. Airways Pass-Through Trust
10.875%, 10/22/14	327,286	336,286
United Continental Holdings, Inc.
6.000%, 12/01/20	795,000	830,775
Virgin Australia Trust
7.125%, 10/23/18 (144A)	2,076,048	2,164,281
8.500%, 10/23/16 (144A)	935,793	962,559

		8,712,532

Apparel—0.1%
Levi Strauss & Co.
6.875%, 05/01/22	388,000	427,770
7.750%, 05/15/18 (EUR)	139,000	198,622
William Carter Co. (The)
5.250%, 08/15/21 (144A)	485,000	505,612

		1,132,004

Auto Manufacturers—1.0%
CNH Industrial Finance Europe S.A.
2.750%, 03/18/19 (EUR)	985,000	1,367,536
General Motors Co.
4.875%, 10/02/23 (144A) (a)	130,000	136,825
6.250%, 10/02/43 (144A) (d)	2,925,000	3,356,437
Jaguar Land Rover Automotive plc
5.000%, 02/15/22 (GBP)	770,000	1,350,722
8.250%, 03/15/20 (GBP)	1,362,000	2,607,724

		8,819,244

Auto Parts & Equipment—0.7%
Autodis S.A.
6.500%, 02/01/19 (EUR)	185,000	$267,380
Delphi Corp.
5.000%, 02/15/23	390,000	419,250
6.125%, 05/15/21 (a)	225,000	251,460
Grupo Antolin Dutch BV
4.750%, 04/01/21 (EUR)	260,000	370,259
IDQ Holdings, Inc.
11.500%, 04/01/17 (144A)	500,000	551,250
Lear Corp.
5.750%, 08/01/14	1,395,000	12,206
8.500%, 12/01/13	1,530,000	13,388
Pittsburgh Glass Works LLC
8.000%, 11/15/18 (144A) (a)	420,000	456,750
Schaeffler Finance BV
2.750%, 05/15/19 (EUR)	990,000	1,356,976
Schaeffler Holding Finance BV
6.875%, 08/15/18 (EUR) (e)	930,000	1,340,305
Titan International, Inc.
6.875%, 10/01/20	890,000	903,350

		5,942,574

Banks—0.6%
Bank of America Corp.
5.125%, 06/17/19 (a) (f)	2,115,000	2,107,075
CIT Group, Inc.
5.500%, 02/15/19 (144A)	746,000	808,477
6.000%, 04/01/36	1,550,000	1,604,250
6.625%, 04/01/18 (144A)	145,000	162,763

		4,682,565

Building Materials—1.2%
BMBG Bond Finance SCA
5.327%, 10/15/20 (EUR) (f)	510,000	710,215
Builders FirstSource, Inc.
7.625%, 06/01/21 (144A)	751,000	803,570
Building Materials Corp. of America
6.750%, 05/01/21 (144A)	850,000	915,875
Cemex Finance LLC
6.000%, 04/01/24 (144A) (a)	1,345,000	1,400,481
Cemex S.A.B. de C.V.
5.875%, 03/25/19 (144A) (a)	505,000	527,725
CPG Merger Sub LLC
8.000%, 10/01/21 (144A) (a)	1,675,000	1,762,938
Kerneos Tech Group SAS
5.060%, 03/01/21 (EUR) (f)	100,000	138,299
5.750%, 03/01/21 (EUR)	131,000	187,555
Pfleiderer AG
7.875%, 08/01/19 (EUR)	255,000	345,715
Ply Gem Industries, Inc.
6.500%, 02/01/22 (144A) (a)	820,000	793,350
Spie BondCo 3 SCA
11.000%, 08/15/19 (EUR)	402,000	622,040
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	535,000	559,075

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials (Continued)
USG Corp.
9.750%, 01/15/18 (a)	1,144,000	$1,369,940

		10,136,778

Chemicals—1.9%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B
5.750%, 02/01/21 (EUR)	260,000	380,946
7.375%, 05/01/21 (144A) (a)	960,000	1,046,400
Axiall Corp.
4.875%, 05/15/23 (a)	310,000	308,450
Celanese U.S. Holdings LLC
4.625%, 11/15/22	330,000	331,650
Chemtura Corp.
5.750%, 07/15/21	522,000	541,575
Huntsman International LLC
4.875%, 11/15/20 (a)	511,000	528,885
5.125%, 04/15/21 (EUR)	892,000	1,284,130
8.625%, 03/15/20	255,000	276,038
8.625%, 03/15/21	305,000	337,025
INEOS Group Holdings S.A.
5.750%, 02/15/19 (EUR)	1,245,000	1,760,184
6.125%, 08/15/18 (144A) (a)	1,160,000	1,200,600
6.500%, 08/15/18 (EUR)	883,000	1,260,479
Nexeo Solutions LLC / Nexeo Solutions Finance Corp.
8.375%, 03/01/18	315,000	318,150
Nufarm Australia, Ltd.
6.375%, 10/15/19 (144A)	594,000	621,473
Orion Engineered Carbons Bondco GmbH
10.000%, 06/15/18 (EUR)	830,474	1,224,617
Perstorp Holding AB
8.750%, 05/15/17 (144A) (a)	585,000	627,413
PetroLogistics L.P. / PetroLogistics Finance Corp.
6.250%, 04/01/20	561,000	611,490
PolyOne Corp.
5.250%, 03/15/23 (a)	747,000	767,542
Rain CII Carbon LLC / CII Carbon Corp
8.250%, 01/15/21 (144A) (a)	741,000	778,050
Rockwood Specialties Group, Inc.
4.625%, 10/15/20	1,701,000	1,764,787

		15,969,884

Coal—1.2%
Arch Coal, Inc.
7.000%, 06/15/19 (a)	815,000	617,363
7.250%, 10/01/20 (a)	343,000	255,535
7.250%, 06/15/21 (a)	253,000	184,690
CONSOL Energy, Inc.
5.875%, 04/15/22 (144A) (a)	4,094,000	4,288,465
8.250%, 04/01/20	821,000	888,732
Peabody Energy Corp.
6.000%, 11/15/18	1,400,000	1,459,500
6.250%, 11/15/21 (d)	632,000	629,630
6.500%, 09/15/20 (a)	884,000	890,630

Coal—(Continued)
Peabody Energy Corp.
7.875%, 11/01/26 (a)	967,000	1,012,932

		10,227,477

Commercial Services—4.7%
AA Bond Co., Ltd.
9.500%, 07/31/43 (GBP)	616,000	1,188,109
APX Group, Inc.
6.375%, 12/01/19	186,000	192,975
8.750%, 12/01/20	554,000	562,310
Ashtead Capital, Inc.
6.500%, 07/15/22 (144A)	1,998,000	2,182,815
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/01/21 (144A)	1,336,000	1,426,180
Catalent Pharma Solutions, Inc.
7.875%, 10/15/18	538,000	547,415
Ceridian Corp.
8.875%, 07/15/19 (144A) (d)	6,309,000	7,129,170
Ceridian HCM Holding, Inc.
11.000%, 03/15/21 (144A)	3,457,000	3,992,835
Ceridian LLC / Comdata, Inc.
8.125%, 11/15/17 (144A)	1,605,000	1,621,050
Garda World Security Corp.
7.250%, 11/15/21 (144A)	349,000	366,886
H&E Equipment Services, Inc.
7.000%, 09/01/22	1,022,000	1,129,310
Hertz Corp. (The)
4.250%, 04/01/18 (a)	566,000	580,150
5.875%, 10/15/20	210,000	219,450
6.250%, 10/15/22 (a)	825,000	873,469
6.750%, 04/15/19	575,000	609,500
Igloo Holdings Corp.
8.250%, 12/15/17 (144A) (e)	944,000	962,880
Interactive Data Corp.
5.875%, 04/15/19 (144A)	1,555,000	1,588,044
IVS F. S.p.A
7.125%, 04/01/20 (EUR)	820,000	1,204,555
Jaguar Holding Co. II / Jaguar Merger Subordinated, Inc.
9.500%, 12/01/19 (144A)	855,000	934,087
Laureate Education, Inc.
9.250%, 09/01/19 (144A) (a)	2,361,000	2,431,830
Live Nation Entertainment, Inc.
7.000%, 09/01/20 (144A)	383,000	419,385
Safway Group Holding LLC / Safway Finance Corp.
7.000%, 05/15/18 (144A)	666,000	705,960
TMF Group Holding B.V.
9.875%, 12/01/19 (EUR)	420,000	638,483
Truven Health Analytics, Inc.
10.625%, 06/01/20	405,000	444,487
United Rentals North America, Inc.
5.750%, 11/15/24 (a)	2,207,000	2,292,521
6.125%, 06/15/23	2,687,000	2,881,807
7.375%, 05/15/20	660,000	729,300

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
United Rentals North America, Inc.
7.625%, 04/15/22	592,000	$664,520
8.250%, 02/01/21	580,000	645,250
Verisure Holding AB
8.750%, 09/01/18 (EUR)	117,000	172,064
8.750%, 12/01/18 (EUR)	288,000	424,527

		39,761,324

Computers—0.3%
SunGard Data Systems, Inc.
6.625%, 11/01/19	1,245,000	1,310,362
7.375%, 11/15/18	1,030,000	1,087,938

		2,398,300

Distribution/Wholesale—1.3%
American Builders & Contractors Supply Co., Inc.
5.625%, 04/15/21 (144A)	980,000	1,014,300
HD Supply, Inc.
7.500%, 07/15/20 (a)	2,541,000	2,776,043
8.125%, 04/15/19	2,444,000	2,685,345
11.000%, 04/15/20	3,578,000	4,217,567
VWR Funding, Inc.
7.250%, 09/15/17	170,000	179,775

		10,873,030

Diversified Financial Services—3.5%
Air Lease Corp.
4.500%, 01/15/16	1,369,000	1,433,172
Aircastle, Ltd.
6.250%, 12/01/19	655,000	717,225
Ally Financial, Inc.
7.500%, 09/15/20	403,000	485,615
8.000%, 03/15/20	654,000	794,610
8.000%, 11/01/31 (a) (d)	10,252,000	13,099,771
Cantor Commercial Real Estate Co. L.P. / CCRE Finance Corp.
7.750%, 02/15/18 (144A) (a)	769,000	830,520
DFC Finance Corp.
10.500%, 06/15/20 (144A)	1,055,000	1,077,419
General Motors Financial Co., Inc.
4.250%, 05/15/23	930,000	928,837
6.750%, 06/01/18	960,000	1,098,000
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.875%, 03/15/19	1,725,000	1,776,750
5.875%, 02/01/22 (a)	1,957,000	2,049,957
6.000%, 08/01/20 (a)	543,000	581,689
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,692,000	1,708,920
7.375%, 04/01/20 (144A)	505,000	530,250
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (g) (h)	4,500,000	1,224,360
1.000%, 09/22/18 (g) (h)	489,000	96,578

Diversified Financial Services—(Continued)
Lehman Brothers Holdings, Inc.
1.000%, 12/31/49 (g) (h)	1,740,000	343,650
4.750%, 01/16/14 (EUR) (g) (h)	2,140,000	586,061
5.375%, 10/17/12 (EUR) (g) (h)	350,000	95,851
Springleaf Finance Corp.
6.900%, 12/15/17	295,000	327,450
7.750%, 10/01/21	96,000	108,000
8.250%, 10/01/23	175,000	199,500

		30,094,185

Electric—2.3%
Calpine Corp.
5.875%, 01/15/24 (144A) (a)	1,110,000	1,171,050
6.000%, 01/15/22 (144A) (a)	319,000	343,722
7.500%, 02/15/21 (144A)	175,000	189,875
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
11.750%, 03/01/22 (144A) (g)	4,751,000	5,843,730
FPL Energy National Wind Portfolio LLC
6.125%, 03/25/19 (144A)	5,653	5,560
Homer City Generation L.P.
8.137%, 10/01/19 (e)	420,000	448,350
8.734%, 10/01/26 (e)	1,103,000	1,180,210
Mirant Mid Atlantic Pass-Through Trust
9.125%, 06/30/17	543,321	579,995
10.060%, 12/30/28	871,019	980,985
NRG Energy, Inc.
6.250%, 05/01/24 (144A) (a)	1,600,000	1,672,000
7.625%, 01/15/18	710,000	814,725
7.875%, 05/15/21	310,000	343,712
NRG REMA LLC
9.237%, 07/02/17	107,821	113,751
9.681%, 07/02/26	195,000	212,063
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
10.500%, 11/01/16	34,992,000	5,554,980

		19,454,708

Electrical Components & Equipment—0.1%
Belden, Inc.
5.500%, 04/15/23 (EUR)	400,000	573,737

Electronics—0.2%
Rexel S.A.
5.250%, 06/15/20 (144A)	204,000	212,160
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	875,000	1,254,091
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	211,000	313,359

		1,779,610

Engineering & Construction—0.7%
Aguila 3 S.A.
7.875%, 01/31/18 (144A)	1,456,000	1,536,080

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Aldesa Financial Services S.A.
7.250%, 04/01/21 (EUR)	485,000	$692,335
Astaldi S.p.A.
7.125%, 12/01/20 (EUR)	913,000	1,364,187
Novafives SAS
4.222%, 06/30/20 (EUR) (f)	230,000	315,415
4.500%, 06/30/21 (EUR)	160,000	221,175
Obrascon Huarte Lain S.A.
4.750%, 03/15/22 (EUR)	345,000	494,848
Officine Maccaferri S.p.A.
5.750%, 06/01/21 (EUR)	383,000	537,553
Weekley Homes LLC / Weekley Finance Corp.
6.000%, 02/01/23	505,000	505,000

		5,666,593

Entertainment—1.3%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.
5.375%, 06/01/24 (144A)	405,000	410,062
DreamWorks Animation SKG, Inc.
6.875%, 08/15/20 (144A)	433,000	466,557
Gala Group Finance plc
8.875%, 09/01/18 (GBP)	1,415,700	2,578,568
Gamenet S.p.A.
7.250%, 08/01/18 (EUR)	642,000	901,068
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%, 03/15/19 (144A) (a)	615,000	627,300
Intralot Capital Luxembourg S.A.
6.000%, 05/15/21 (EUR)	358,000	498,175
Intralot Finance Luxembourg S.A.
9.750%, 08/15/18 (EUR)	1,200,000	1,879,365
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp.
5.000%, 08/01/18 (144A)	1,209,000	1,251,315
Pinnacle Entertainment, Inc.
6.375%, 08/01/21	572,000	603,460
Regal Entertainment Group
5.750%, 02/01/25 (a)	271,000	274,388
Six Flags Entertainment Corp.
5.250%, 01/15/21 (144A) (a)	955,000	978,875
Vougeot Bidco plc
7.875%, 07/15/20 (GBP)	382,000	711,011
Waterford Gaming LLC / Waterford Gaming Finance Corp.
8.625%, 09/15/14 (144A)	392,036	82,328

		11,262,472

Environmental Control—0.2%
ADS Waste Holdings, Inc.
8.250%, 10/01/20	538,000	579,695
Bilbao Luxembourg S.A.
10.500%, 12/01/18 (EUR) (e)	255,000	375,360

Environmental Control—(Continued)
Covanta Holding Corp.
5.875%, 03/01/24	599,000	619,216
6.375%, 10/01/22 (a)	384,000	416,640

		1,990,911

Food—1.3%
ARAMARK Corp.
5.750%, 03/15/20 (a)	1,431,000	1,513,282
Bakkavor Finance 2 plc
8.250%, 02/15/18 (GBP)	1,056,000	1,924,709
8.750%, 06/15/20 (GBP)	396,000	759,040
Boparan Finance plc
4.375%, 07/15/21 (EUR)	220,000	299,348
5.250%, 07/15/19 (GBP)	200,000	338,857
5.500%, 07/15/21 (GBP)	300,000	504,384
Findus Bondco S.A.
9.125%, 07/01/18 (EUR)	467,000	695,416
9.500%, 07/01/18 (GBP)	264,000	489,106
JBS Investments GmbH
7.750%, 10/28/20 (144A) (a)	1,301,000	1,392,070
Labeyrie Fine Foods SAS
5.625%, 03/15/21 (EUR)	125,000	180,149
Premier Foods plc
6.500%, 03/15/21 (GBP)	165,000	284,499
R&R Ice Cream plc
5.500%, 05/15/20 (GBP)	215,000	364,823
R&R Pik plc
9.250%, 05/15/18 (EUR) (e)	626,000	876,469
Smithfield Foods, Inc.
5.875%, 08/01/21 (144A)	352,000	372,240
6.625%, 08/15/22	331,000	362,445
TreeHouse Foods, Inc.
4.875%, 03/15/22 (a)	329,000	338,048
Univeg Holding BV
7.875%, 11/15/20 (EUR)	355,000	487,599

		11,182,484

Food Service—0.0%
Brakes Capital
7.125%, 12/15/18 (GBP)	185,000	323,764

Forest Products & Paper—0.3%
Clearwater Paper Corp.
4.500%, 02/01/23	679,000	658,630
7.125%, 11/01/18	625,000	656,250
Metsa Board Oyj
4.000%, 03/13/19 (EUR)	506,000	722,077
Sappi Papier Holding GmbH
6.625%, 04/15/21 (144A) (a)	240,000	253,200
8.375%, 06/15/19 (144A) (a)	425,000	468,563

		2,758,720

Gas—0.4%
Sabine Pass LNG L.P.
7.500%, 11/30/16	3,391,000	3,747,055

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—1.1%
3AB Optique Developpement SAS 5.625%, 04/15/19 (EUR)	450,000	$610,023
Alere, Inc. 6.500%, 06/15/20 (a)	269,000	282,450
7.250%, 07/01/18	210,000	228,900
8.625%, 10/01/18	816,000	860,880
Biomet, Inc. 6.500%, 10/01/20	463,000	494,253
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	594,000	858,848
Crimson Merger Sub, Inc. 6.625%, 05/15/22 (144A)	438,000	434,715
DJO Finance LLC / DJO Finance Corp. 8.750%, 03/15/18 (a)	354,000	380,550
Hologic, Inc. 6.250%, 08/01/20	1,298,000	1,369,390
IDH Finance plc 6.000%, 12/01/18 (GBP)	397,000	708,301
6.000%, 12/01/18 (144A) (GBP)	100,000	178,413
Ontex IV S.A. 9.000%, 04/15/19 (EUR)	1,348,000	1,993,482
Teleflex, Inc. 6.875%, 06/01/19	805,000	851,288

		9,251,493

Healthcare-Services—2.9%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22 (144A)	435,000	436,088
CHS/Community Health Systems, Inc. 5.125%, 08/15/18	345,000	361,819
6.875%, 02/01/22 (144A)	1,259,000	1,334,540
DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	1,958,000	1,970,237
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	101,925
HCA, Inc. 3.750%, 03/15/19	675,000	680,906
4.750%, 05/01/23 (a)	408,000	407,490
5.000%, 03/15/24	290,000	294,008
5.875%, 03/15/22 (a)	2,735,000	2,964,056
5.875%, 05/01/23 (a)	672,000	703,080
6.500%, 02/15/20	1,797,000	2,021,625
Kindred Healthcare, Inc. 6.375%, 04/15/22 (144A)	357,000	358,785
MPH Acquisition Holdings LLC 6.625%, 04/01/22 (144A) (a)	470,000	492,325
Priory Group No. 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,821,421
7.000%, 02/15/18 (GBP)	342,000	616,759
Symbion, Inc. 8.000%, 06/15/16 (a)	950,000	992,750
Tenet Healthcare Corp. 4.375%, 10/01/21 (a)	1,028,000	1,021,575
4.500%, 04/01/21 (a)	1,090,000	1,096,813
4.750%, 06/01/20 (a)	825,000	843,563

Healthcare-Services—(Continued)
Tenet Healthcare Corp. 5.000%, 03/01/19 (144A)	1,686,000	1,709,182
6.000%, 10/01/20	1,331,000	1,444,135
6.250%, 11/01/18	397,000	440,670
8.125%, 04/01/22	1,252,000	1,449,190
Voyage Care Bondco plc 6.500%, 08/01/18 (GBP)	704,000	1,253,018

		24,815,960

Holding Companies-Diversified—0.5%
Carlson Travel Holdings, Inc. 7.500%, 08/15/19 (144A) (e)	249,000	253,980
CE Energy A/S 7.000%, 02/01/21 (EUR)	385,000	559,471
Co-operative Group Holdings 6.875%, 07/08/20 (GBP) (i)	360,000	653,070
Monitchem HoldCo 3 S.A. 5.250%, 06/15/21 (EUR)	160,000	220,731
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	436,000	780,718
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	1,323,000	1,428,840

		3,896,810

Home Builders—2.8%
Allegion U.S. Holdings Co., Inc. 5.750%, 10/01/21 (144A)	257,000	270,493
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 02/15/21 (144A)	744,000	744,000
Beazer Homes USA, Inc. 5.750%, 06/15/19 (144A)	1,344,000	1,344,000
6.625%, 04/15/18	1,003,000	1,068,195
7.500%, 09/15/21	551,000	584,060
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	937,000	990,877
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A) (a)	793,000	824,720
DR Horton, Inc. 4.375%, 09/15/22	149,000	147,696
K Hovnanian Enterprises, Inc. 7.000%, 01/15/19 (144A) (a)	195,000	198,900
7.250%, 10/15/20 (144A) (a)	1,791,000	1,943,235
9.125%, 11/15/20 (144A)	255,000	284,325
KB Home 4.750%, 05/15/19 (a)	1,030,000	1,037,725
7.000%, 12/15/21 (a)	758,000	826,220
7.500%, 09/15/22	740,000	821,400
Lennar Corp. 4.500%, 06/15/19	228,000	233,415
4.750%, 11/15/22	910,000	905,450

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
PulteGroup, Inc. 6.375%, 05/15/33	750,000	$753,750
Ryland Group, Inc. (The) 6.625%, 05/01/20	480,000	520,800
Shea Homes L.P. / Shea Homes Funding Corp. 8.625%, 05/15/19	1,707,000	1,860,630
Standard Pacific Corp. 8.375%, 01/15/21 (a)	3,283,000	3,890,355
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	870,000	883,050
Weyerhaeuser Real Estate Co. 4.375%, 06/15/19 (144A)	875,000	877,188
5.875%, 06/15/24 (144A)	595,000	612,106
William Lyon Homes, Inc. 8.500%, 11/15/20	940,000	1,051,625
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.750%, 12/15/21 (144A)	660,000	673,200

		23,347,415

Home Furnishings—0.2%
Brighthouse Group plc 7.875%, 05/15/18 (GBP)	184,000	333,004
DFS Furniture Holdings plc 7.625%, 08/15/18 (GBP)	160,000	291,650
Magnolia BC S.A. 9.000%, 08/01/20 (EUR)	639,000	927,482

		1,552,136

Household Products/Wares—1.0%
Armored Autogroup, Inc. 9.250%, 11/01/18 (a)	700,000	736,750
Jarden Corp. 7.500%, 05/01/17	655,000	743,425
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	2,487,000	2,623,785
6.875%, 02/15/21	295,000	318,342
7.125%, 04/15/19	735,000	768,075
7.875%, 08/15/19	403,000	438,766
8.250%, 02/15/21 (a)	165,000	179,438
9.000%, 04/15/19	435,000	460,556
9.875%, 08/15/19	1,498,000	1,659,035
Spectrum Brands, Inc. 6.375%, 11/15/20	310,000	333,250
6.625%, 11/15/22	425,000	460,062

		8,721,484

Insurance—0.7%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,162,000	1,227,363

Insurance—(Continued)
AIG Life Holdings, Inc. 7.570%, 12/01/45 (144A)	1,000,000	1,320,000
CNO Financial Group, Inc. 6.375%, 10/01/20 (144A)	330,000	356,400
Galaxy Bidco, Ltd. 6.375%, 11/15/20 (GBP)	210,000	364,965
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21 (144A) (a)	461,000	493,846
Pension Insurance Corp. plc 6.500%, 07/03/24 (GBP)	300,000	507,926
Radian Group, Inc. 5.500%, 06/01/19 (a)	1,330,000	1,358,262

		5,628,762

Internet—1.0%
Adria Bidco BV 7.875%, 11/15/20 (EUR)	340,000	505,135
Cerved Group S.p.A. 6.375%, 01/15/20 (EUR)	476,000	705,022
8.000%, 01/15/21 (EUR)	178,000	272,984
IAC/InterActiveCorp 4.875%, 11/30/18	824,000	859,020
Zayo Group LLC / Zayo Capital, Inc. 8.125%, 01/01/20	3,000,000	3,270,000
10.125%, 07/01/20 (a)	2,814,000	3,257,205

		8,869,366

Iron/Steel—0.6%
APERAM 7.375%, 04/01/16 (144A)	515,000	530,450
7.750%, 04/01/18 (144A)	363,000	386,141
Ovako AB 6.500%, 06/01/19 (EUR)	460,000	651,924
Ryerson, Inc. / Joseph T Ryerson & Son, Inc. 9.000%, 10/15/17	885,000	946,950
Signode Industrial Group Lux S.A. / Signode Industrial Group U.S., Inc. 6.375%, 05/01/22 (144A)	683,000	691,538
Steel Dynamics, Inc. 5.250%, 04/15/23	329,000	340,515
6.375%, 08/15/22	260,000	282,750
ThyssenKrupp AG 3.125%, 10/25/19 (EUR)	1,040,000	1,484,595

		5,314,863

Leisure Time—0.8%
Brunswick Corp. 4.625%, 05/15/21 (144A)	650,000	648,375
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	2,052,000	2,915,172
Travelport LLC / Travelport Holdings, Inc. 6.352%, 03/01/16 (144A) (f)	66,233	66,730
11.875%, 09/01/16 (144A)	11,636	11,869
13.875%, 03/01/16 (144A) (e)	3,438,449	3,541,602

		7,183,748

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—1.4%
Caesars Entertainment Operating Co., Inc. 9.000%, 02/15/20 (a)	8,288,000	$6,919,496
Choice Hotels International, Inc. 5.750%, 07/01/22 (a)	410,000	440,037
Felcor Lodging L.P. 5.625%, 03/01/23	532,000	547,960
MGM Resorts International 5.250%, 03/31/20 (a)	509,000	529,360
6.625%, 12/15/21	277,000	308,163
6.750%, 10/01/20 (a)	188,000	209,855
8.625%, 02/01/19	65,000	77,431
Station Casinos LLC 7.500%, 03/01/21 (a)	2,108,000	2,302,990
Wynn Macau, Ltd. 5.250%, 10/15/21 (144A)	307,000	315,442

		11,650,734

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 (144A)	531,000	566,842

Machinery-Diversified—0.2%
Galapagos Holding S.A. 7.000%, 06/15/22 (EUR)	230,000	319,663
Galapagos S.A. 5.375%, 06/15/21 (EUR)	165,000	229,608
Selecta Group BV 6.500%, 06/15/20 (EUR)	615,000	859,030

		1,408,301

Media—5.2%
AMC Networks, Inc. 4.750%, 12/15/22 (a)	250,000	250,000
7.750%, 07/15/21	405,000	453,094
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	1,277,000	1,300,944
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	2,065,000	2,083,069
5.250%, 09/30/22 (a)	1,370,000	1,390,550
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A)	1,200,000	1,195,500
Clear Channel Communications, Inc. 9.000%, 12/15/19	1,059,000	1,129,159
9.000%, 03/01/21	1,334,000	1,427,380
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	2,438,000	2,619,354
7.625%, 03/15/20	946,000	1,020,497
Columbus International, Inc. 7.375%, 03/30/21 (144A) (a)	1,360,000	1,465,400
DISH DBS Corp. 4.250%, 04/01/18	1,725,000	1,794,000
5.125%, 05/01/20 (a)	1,119,000	1,176,349

Media—(Continued)
Gannett Co., Inc. 5.125%, 10/15/19 (144A) (a)	469,000	485,415
5.125%, 07/15/20 (144A) (a)	275,000	282,219
6.375%, 10/15/23 (144A)	1,338,000	1,428,315
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	690,000	769,350
Midcontinent Communications & Midcontinent Finance Corp. 6.250%, 08/01/21 (144A)	605,000	626,175
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 (144A)	1,151,000	1,240,202
NBCUniversal Enterprise, Inc. 5.250%, 03/29/49 (144A)	255,000	266,475
Nexstar Broadcasting, Inc. 6.875%, 11/15/20	509,000	548,448
Nielsen Finance LLC \ Nielsen Finance Co. 5.000%, 04/15/22 (144A)	585,000	589,387
Numericable Group S.A. 5.375%, 05/15/22 (EUR)	345,000	501,344
5.625%, 05/15/24 (EUR)	685,000	1,002,456
6.000%, 05/15/22 (144A) (a)	3,610,000	3,754,400
6.250%, 05/15/24 (144A)	640,000	668,000
ProQuest LLC / ProQuest Notes Co. 9.000%, 10/15/18 (144A)	572,000	604,890
Radio One, Inc. 9.250%, 02/15/20 (144A)	1,025,000	1,109,562
RCN Telecom Services LLC / RCN Capital Corp. 8.500%, 08/15/20 (144A)	725,000	775,750
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (144A) (b) (c)	2,750,000	2,805,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	1,160,000	1,200,600
5.625%, 04/15/23 (EUR)	104,000	155,193
7.500%, 03/15/19 (EUR)	1,168,000	1,711,297
Unitymedia Kabel BW GmbH 9.500%, 03/15/21 (EUR)	1,029,000	1,607,895
Univision Communications, Inc. 6.875%, 05/15/19 (144A)	554,000	591,395
8.500%, 05/15/21 (144A) (a)	1,204,000	1,334,935
VTR Finance BV 6.875%, 01/15/24 (144A)	1,061,000	1,139,236
Wave Holdco LLC / Wave Holdco Corp. 8.250%, 07/15/19 (144A) (e)	1,350,000	1,385,437

		43,888,672

Metal Fabricate/Hardware—0.8%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	1,139,000	1,610,321
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.750%, 12/15/18 (144A)	4,904,000	5,320,840

		6,931,161

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—1.3%
Constellium NV 4.625%, 05/15/21 (EUR)	490,000	$696,957
5.750%, 05/15/24 (144A)	1,172,000	1,230,600
First Quantum Minerals, Ltd. 6.750%, 02/15/20 (144A)	1,326,000	1,365,780
7.250%, 05/15/22 (144A)	282,000	293,985
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A) (a)	279,000	288,068
Global Brass & Copper, Inc. 9.500%, 06/01/19	575,000	655,500
Imperial Metals Corp. 7.000%, 03/15/19 (144A)	225,000	230,906
Kaiser Aluminum Corp. 8.250%, 06/01/20	330,000	371,250
New Gold, Inc. 6.250%, 11/15/22 (144A)	935,000	972,400
Novelis, Inc. 8.750%, 12/15/20	2,934,000	3,256,740
S&B Minerals Finance SCA / S&B Industrial Minerals North America, Inc. 9.250%, 08/15/20 (EUR)	665,000	1,023,952
Taseko Mines, Ltd. 7.750%, 04/15/19	596,000	598,980

		10,985,118

Miscellaneous Manufacturing—0.7%
Amsted Industries, Inc. 5.000%, 03/15/22 (144A)	894,000	894,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.250%, 12/15/19 (144A)	555,000	598,012
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	465,000	633,541
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,384,734
Hydra Dutch Holdings 2BV 5.825%, 04/15/19 (EUR) (f)	675,000	917,346
Polymer Group, Inc. 6.875%, 06/01/19 (144A)	165,000	167,681
SPX Corp. 6.875%, 09/01/17	495,000	556,875
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 8.750%, 02/01/19 (a)	390,000	420,225

		5,572,414

Oil & Gas—8.6%
Antero Resources Finance Corp. 5.375%, 11/01/21	978,000	1,014,675
6.000%, 12/01/20	325,000	348,563
Athlon Holdings L.P. / Athlon Finance Corp. 7.375%, 04/15/21 (144A)	730,000	795,700
Athlon Holdings LP / Athlon Finance Corp. 6.000%, 05/01/22 (144A)	674,000	697,590

Oil & Gas—(Continued)
Atwood Oceanics, Inc. 6.500%, 02/01/20 (a)	725,000	773,031
Baytex Energy Corp. 5.125%, 06/01/21 (144A)	356,000	358,225
5.625%, 06/01/24 (144A)	294,000	295,103
Berry Petroleum Co. LLC 6.375%, 09/15/22	898,000	956,370
6.750%, 11/01/20	463,000	487,308
Bonanza Creek Energy, Inc. 6.750%, 04/15/21	881,000	942,670
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20	497,000	545,458
8.625%, 10/15/18	715,000	753,431
Chaparral Energy, Inc. 7.625%, 11/15/22 (a)	685,000	739,800
Chesapeake Energy Corp. 5.750%, 03/15/23 (a)	2,682,000	2,980,238
6.125%, 02/15/21	662,000	741,440
6.625%, 08/15/20	851,000	978,650
6.875%, 11/15/20	1,089,000	1,263,240
Cimarex Energy Co. 4.375%, 06/01/24	610,000	621,438
Concho Resources, Inc. 5.500%, 10/01/22	1,009,000	1,085,936
5.500%, 04/01/23	1,179,000	1,267,425
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	1,006,000	1,061,330
Denbury Resources, Inc. 5.500%, 05/01/22	280,000	286,300
Diamondback Energy, Inc. 7.625%, 10/01/21 (144A)	1,019,000	1,120,900
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	1,119,000	1,144,177
Energy XXI Gulf Coast, Inc. 6.875%, 03/15/24 (144A)	436,000	444,720
7.750%, 06/15/19	1,109,000	1,186,630
9.250%, 12/15/17	300,000	319,500
EnQuest plc 7.000%, 04/15/22 (144A)	600,000	619,500
EP Energy LLC / Everest Acquisition Finance, Inc. 6.875%, 05/01/19	1,240,000	1,319,050
EXCO Resources, Inc. 7.500%, 09/15/18 (a)	925,000	948,125
8.500%, 04/15/22 (a)	480,000	518,400
Halcon Resources Corp. 8.875%, 05/15/21	1,748,000	1,879,100
9.250%, 02/15/22 (a)	465,000	508,013
9.750%, 07/15/20	850,000	927,562
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24(144A)	938,000	938,000
7.625%, 04/15/21(144A)	970,000	1,059,725
8.000%, 02/15/20(144A)	245,000	260,925
Ithaca Energy, Inc. 8.125%, 07/01/19	655,000	655,000

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.750%, 04/01/22 (144A)	550,000	$580,250
Kodiak Oil & Gas Corp. 5.500%, 02/01/22	557,000	577,888
8.125%, 12/01/19	1,035,000	1,146,262
Laredo Petroleum, Inc. 7.375%, 05/01/22	1,225,000	1,368,937
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21	431,000	437,465
6.625%, 12/01/21 (144A)	545,000	553,175
Linn Energy LLC / Linn Energy Finance Corp. 7.250%, 11/01/19 (a)	1,048,000	1,097,780
7.750%, 02/01/21	285,000	307,444
8.625%, 04/15/20	1,419,000	1,532,520
MEG Energy Corp. 6.500%, 03/15/21 (144A)	1,527,000	1,618,620
7.000%, 03/31/24 (144A)	2,437,000	2,686,792
Memorial Production Partners L.P. / Memorial Production Finance Corp. 7.625%, 05/01/21	559,000	584,854
Memorial Resource Development Corp. 5.875%, 07/01/22 (144A)	1,286,000	1,295,645
Newfield Exploration Co. 6.875%, 02/01/20	545,000	577,700
Northern Oil and Gas, Inc. 8.000%, 06/01/20 (a)	795,000	848,662
Oasis Petroleum, Inc. 6.500%, 11/01/21	835,000	897,625
6.875%, 01/15/23	480,000	523,200
7.250%, 02/01/19	315,000	333,900
Offshore Group Investment, Ltd. 7.500%, 11/01/19	1,016,000	1,074,420
Pacific Drilling S.A. 5.375%, 06/01/20 (144A)	730,000	715,400
Parker Drilling Co. 6.750%, 07/15/22 (144A)	365,000	379,600
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,104,000	1,178,520
PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 02/15/20	608,000	662,720
Penn Virginia Corp. 8.500%, 05/01/20	1,197,000	1,337,647
Precision Drilling Corp. 5.250%, 11/15/24 (144A)	1,365,000	1,371,825
6.625%, 11/15/20	235,000	251,450
QEP Resources, Inc. 5.250%, 05/01/23	400,000	409,000
5.375%, 10/01/22	411,000	423,330
Range Resources Corp. 5.000%, 08/15/22	217,000	230,020
5.000%, 03/15/23 (a)	284,000	302,460
5.750%, 06/01/21	39,000	42,120
6.750%, 08/01/20	218,000	234,350

Oil & Gas—(Continued)
RKI Exploration & Production LLC / RKI Finance Corp. 8.500%, 08/01/21 (144A)	247,000	267,995
Rosetta Resources, Inc. 5.625%, 05/01/21	72,000	74,070
5.875%, 06/01/22	515,000	538,175
5.875%, 06/01/24 (a)	501,000	521,040
Sanchez Energy Corp. 6.125%, 01/15/23 (144A)	1,123,000	1,159,497
SandRidge Energy, Inc. 7.500%, 03/15/21	225,000	243,844
7.500%, 02/15/23 (a)	990,000	1,074,150
8.125%, 10/15/22	175,000	192,719
8.750%, 01/15/20	288,000	309,600
Seven Generations Energy, Ltd. 8.250%, 05/15/20 (144A)	3,082,000	3,390,200
Seventy Seven Energy, Inc. 6.500%, 07/15/22 (144A)	432,000	442,800
SM Energy Co. 5.000%, 01/15/24	377,000	375,115
6.500%, 01/01/23	163,000	176,448
6.625%, 02/15/19	412,000	436,720
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.500%, 07/01/21	776,000	845,840
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	692,448
Ultra Petroleum Corp. 5.750%, 12/15/18 (144A)	525,000	551,250
Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 04/01/20 (a)	830,000	898,475
Whiting Petroleum Corp. 5.000%, 03/15/19	2,330,000	2,452,325
6.500%, 10/01/18	315,000	328,388

		73,395,928

Oil & Gas Services—0.7%
BIBBY Offshore Services plc 7.500%, 06/15/21 (GBP)	420,000	736,758
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	142,000	152,650
CGG S.A. 6.500%, 06/01/21 (a)	1,210,000	1,200,925
7.750%, 05/15/17	271,000	275,065
Gulfmark Offshore, Inc. 6.375%, 03/15/22	480,000	499,200
Hiland Partners L.P. / Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A)	215,000	234,350
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	639,000	661,365
Key Energy Services, Inc. 6.750%, 03/01/21	375,000	390,000

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Petroleum Geo-Services ASA 7.375%, 12/15/18 (144A)	1,050,000	$1,120,875
Pioneer Energy Services Corp. 6.125%, 03/15/22 (144A)	257,000	266,316

		5,537,504

Packaging & Containers—1.5%
Ardagh Packaging Finance plc 9.250%, 10/15/20 (144A) (EUR)	483,000	720,896
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.250%, 01/15/22 (EUR)	700,000	946,567
6.000%, 06/30/21 (144A)	680,000	679,150
6.250%, 01/31/19 (144A) (a)	769,000	788,225
Ball Corp. 4.000%, 11/15/23	1,326,000	1,263,015
Berry Plastics Corp. 9.750%, 01/15/21 (a)	420,000	478,800
Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II 5.625%, 12/15/16 (144A)	696,000	713,400
6.000%, 06/15/17 (144A)	1,125,000	1,153,125
Crown Americas LLC / Crown Americas Capital Corp. III 6.250%, 02/01/21	271,000	289,970
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23 (a)	469,000	456,806
Crown European Holdings S.A. 4.000%, 07/15/22 (EUR)	660,000	903,196
Greif Nevada Holdings, Inc. 7.375%, 07/15/21 (144A) (EUR)	330,000	537,724
OI European Group B.V. 4.875%, 03/31/21 (EUR)	936,000	1,374,586
Pactiv LLC 7.950%, 12/15/25	1,186,000	1,269,020
8.375%, 04/15/27	274,000	295,920
SGD Group SAS 5.625%, 05/15/19 (EUR)	310,000	439,357
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A)	516,000	576,630

		12,886,387

Pharmaceuticals—1.6%
Capsugel FinanceCo SCA 9.875%, 08/01/19 (EUR)	195,000	287,734
9.875%, 08/01/19 (144A) (EUR)	500,000	737,779
Capsugel S.A. 7.000%, 05/15/19 (144A) (e)	369,000	380,070
Catamaran Corp. 4.750%, 03/15/21	865,000	873,650
Endo Finance LLC & Endo Finco, Inc. 5.375%, 01/15/23 (144A)	405,000	404,494
7.250%, 01/15/22 (144A) (a)	255,000	275,400

Pharmaceuticals—(Continued)
Forest Laboratories, Inc. 4.375%, 02/01/19 (144A)	1,254,000	1,352,828
5.000%, 12/15/21 (144A)	830,000	909,564
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22 (144A)	1,279,000	1,326,962
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20 (a)	1,287,000	1,383,525
Pinnacle Merger Sub, Inc. 9.500%, 10/01/23 (144A)	356,000	395,605
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/21 (144A)	355,000	380,738
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A) (a)	1,182,000	1,215,982
6.375%, 10/15/20 (144A)	848,000	901,000
6.750%, 08/15/18 (144A)	2,221,000	2,393,127
6.750%, 08/15/21 (144A)	230,000	244,950
7.250%, 07/15/22 (144A)	330,000	356,400

		13,819,808

Pipelines—2.7%
Access Midstream Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	1,209,000	1,273,984
4.875%, 03/15/24 (a)	823,000	869,294
5.875%, 04/15/21 (a)	948,000	1,014,360
6.125%, 07/15/22	1,077,000	1,190,085
Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp. 5.875%, 08/01/23 (a)	246,000	250,305
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.125%, 03/01/22 (144A) (a)	595,000	626,238
El Paso LLC 6.700%, 02/15/27	62,930	67,689
7.750%, 01/15/32	493,000	539,835
7.800%, 08/01/31	525,000	569,625
Energy Transfer Equity L.P. 5.875%, 01/15/24	1,098,000	1,147,410
5.875%, 01/15/24 (144A)	2,190,000	2,288,550
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.750%, 02/15/21	166,000	172,640
Kinder Morgan, Inc. 5.625%, 11/15/23 (144A)	943,000	968,932
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.250%, 06/15/22	731,000	798,618
6.500%, 08/15/21 (a)	845,000	912,600
NGPL PipeCo LLC 7.119%, 12/15/17 (144A) (a)	385,000	390,775
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23	1,639,000	1,622,610

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Rose Rock Midstream L.P. / Rose Rock Finance Corp.
5.625%, 07/15/22 (144A)	660,000	$668,250
Sabine Pass Liquefaction LLC
5.625%, 04/15/23 (144A)	1,443,000	1,504,327
5.625%, 04/15/23	1,101,000	1,147,792
5.750%, 05/15/24 (144A)	3,470,000	3,617,475
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
6.375%, 08/01/22 (a)	450,000	489,375
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.875%, 10/01/20	259,000	273,245
Williams Cos., Inc. (The)
4.550%, 06/24/24	355,000	358,515

		22,762,529

Real Estate—1.1%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (e)	438,035	974,549
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	1,570,000	1,758,400
Realogy Group LLC
7.625%, 01/15/20 (144A)	2,560,000	2,822,400
9.000%, 01/15/20 (144A) (a)	280,000	318,500
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, 04/15/19 (144A) (a)	2,087,000	2,081,782
Rialto Holdings LLC / Rialto Corp.
7.000%, 12/01/18 (144A)	545,000	572,250
RPG Byty Sro
6.750%, 05/01/20 (EUR)	755,000	1,080,344
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (b) (g) (h)	70,000	0

		9,608,225

Real Estate Investment Trusts—0.2%
Crown Castle International Corp. 5.250%, 01/15/23	977,000	1,018,522
iStar Financial, Inc. 4.000%, 11/01/17	340,000	341,275
5.000%, 07/01/19	235,000	235,000
Rayonier AM Products, Inc. 5.500%, 06/01/24 (144A)	154,000	156,695

		1,751,492

Retail —2.2%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	734,000	814,740
CST Brands, Inc. 5.000%, 05/01/23	676,000	676,000
Debenhams plc 5.250%, 07/15/21 (GBP)	570,000	960,475

Retail—(Continued)
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.000%, 06/01/21 (144A)	760,000	775,200
Dufry Finance SCA 5.500%, 10/15/20 (144A)	346,000	359,255
Enterprise Inns plc 6.500%, 12/06/18 (GBP)	965,000	1,787,750
Guitar Center, Inc. 9.625%, 04/15/20 (144A) (d)	545,000	519,113
Hema Bondco I BV 6.250%, 06/15/19 (EUR)	907,000	1,254,375
Hillman Group, Inc. (The) 6.375%, 07/15/22 (144A)	532,000	532,000
House of Fraser Funding plc 8.875%, 08/15/18 (GBP)	414,000	758,187
8.875%, 08/15/18 (144A) (GBP)	780,000	1,428,468
L Brands, Inc.
5.625%, 02/15/22	400,000	433,000
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21 (144A) (a)	2,517,000	2,712,067
Party City Holdings, Inc.
8.875%, 08/01/20	1,332,000	1,475,190
PC Nextco Holdings LLC / PC Nextco Finance, Inc.
8.750%, 08/15/19 (144A) (e)	474,000	484,073
Penske Automotive Group, Inc.
5.750%, 10/01/22	1,109,000	1,167,222
Rite Aid Corp.
6.750%, 06/15/21 (a)	324,000	350,730
9.250%, 03/15/20	400,000	456,000
Sally Holdings LLC / Sally Capital, Inc.
5.500%, 11/01/23	393,000	404,790
5.750%, 06/01/22	423,000	450,495
Sonic Automotive, Inc.
5.000%, 05/15/23 (a)	227,000	223,028
Stonegate Pub Co. Financing plc
5.750%, 04/15/19 (GBP)	215,000	371,630
Unique Pub Finance Co. plc (The)
6.542%, 03/30/21 (GBP)	276,000	498,325

		18,892,113

Semiconductors—0.2%
NXP B.V. / NXP Funding LLC 3.750%, 06/01/18 (144A)	1,210,000	1,213,025
5.750%, 02/15/21 (144A)	530,000	557,162

		1,770,187

Software—2.5%
BMC Software Finance, Inc.
8.125%, 07/15/21 (144A) (a)	850,000	874,438
Epicor Software Corp.
8.625%, 05/01/19 (a)	888,000	955,710
First Data Corp.
6.750%, 11/01/20 (144A)	1,198,000	1,296,835
7.375%, 06/15/19 (144A)	2,966,000	3,184,742

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
First Data Corp.
8.250%, 01/15/21 (144A)	1,141,000	$1,249,395
8.750%, 01/15/22 (144A) (a) (e)	251,000	277,041
10.625%, 06/15/21	1,732,000	2,017,780
11.250%, 01/15/21 (a)	60,000	70,050
11.750%, 08/15/21	2,995,000	3,552,819
IMS Health, Inc.
6.000%, 11/01/20 (144A)	502,000	527,100
Infor Software Parent LLC / Infor Software Parent, Inc.
7.125%, 05/01/21 (144A) (a) (e)	1,912,000	1,955,020
Infor U.S., Inc.
9.375%, 04/01/19	2,425,000	2,700,844
Nuance Communications, Inc.
5.375%, 08/15/20 (144A)	1,985,000	2,054,475
Sophia L.P. / Sophia Finance, Inc.
9.750%, 01/15/19 (144A)	549,000	603,900

		21,320,149

Storage/Warehousing—0.3%
Algeco Scotsman Global Finance plc
9.000%, 10/15/18 (EUR)	1,092,000	1,592,588
Mobile Mini, Inc.
7.875%, 12/01/20	540,000	591,300

		2,183,888

Telecommunications—9.4%
Alcatel-Lucent USA, Inc.
4.625%, 07/01/17 (144A)	970,000	1,001,525
6.450%, 03/15/29 (a)	398,000	394,020
6.750%, 11/15/20 (144A) (a)	2,790,000	2,971,350
Altice Financing S.A.
6.500%, 01/15/22 (144A)	1,290,000	1,373,850
Altice S.A.
7.250%, 05/15/22 (EUR)	1,005,000	1,458,716
7.750%, 05/15/22 (144A)	1,325,000	1,414,437
Avaya, Inc.
7.000%, 04/01/19 (144A)	655,000	655,000
10.500%, 03/01/21 (144A) (a)	680,000	627,300
CenturyLink, Inc.
5.625%, 04/01/20	1,039,000	1,096,145
6.450%, 06/15/21	215,000	233,275
CommScope, Inc.
5.000%, 06/15/21 (144A)	512,000	522,240
5.500%, 06/15/24 (144A) (a)	527,000	535,564
Consolidated Communications Finance Co.
10.875%, 06/01/20	725,000	846,438
Digicel Group, Ltd.
7.125%, 04/01/22 (144A) (a)	1,145,000	1,193,663
8.250%, 09/30/20 (144A)	1,521,000	1,657,890
Digicel, Ltd.
6.000%, 04/15/21 (144A) (a)	4,057,000	4,188,852
DigitalGlobe, Inc.
5.250%, 02/01/21 (a)	668,000	661,320

Telecommunications—(Continued)
Inmarsat Finance plc
4.875%, 05/15/22 (144A)	1,055,000	1,065,550
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	815,000	810,925
6.625%, 12/15/22 (a)	655,000	683,656
Intelsat Luxembourg S.A.
6.750%, 06/01/18 (a)	1,375,000	1,455,781
Level 3 Communications, Inc.
8.875%, 06/01/19	980,000	1,071,875
Level 3 Financing, Inc.
7.000%, 06/01/20	1,142,000	1,247,635
8.125%, 07/01/19	1,556,000	1,697,985
8.625%, 07/15/20	810,000	907,200
Phones4u Finance plc
9.500%, 04/01/18 (GBP)	839,000	1,478,940
9.500%, 04/01/18 (144A) (GBP)	965,000	1,701,046
Play Finance 2 S.A.
5.250%, 02/01/19 (EUR)	550,000	790,018
SBA Communications Corp.
4.875%, 07/15/22 (144A)	1,240,000	1,224,500
Sprint Capital Corp.
8.750%, 03/15/32 (a)	960,000	1,108,800
Sprint Communications, Inc.
7.000%, 03/01/20 (144A)	2,173,000	2,498,950
9.000%, 11/15/18 (144A)	4,310,000	5,225,875
Sprint Corp.
7.125%, 06/15/24 (144A)	500,000	530,000
7.875%, 09/15/23 (144A)	5,746,000	6,392,425
T-Mobile USA, Inc.
6.500%, 01/15/24 (a)	1,000,000	1,068,750
6.633%, 04/28/21	1,980,000	2,143,350
6.731%, 04/28/22	1,950,000	2,103,562
Telecom Italia S.p.A.
4.500%, 01/25/21 (EUR)	695,000	1,016,148
4.875%, 09/25/20 (EUR)	467,000	696,657
5.875%, 05/19/23 (GBP)	1,000,000	1,791,042
6.375%, 06/24/19 (GBP)	700,000	1,303,738
Telenet Finance V Luxembourg SCA
6.250%, 08/15/22 (EUR)	910,000	1,366,059
6.750%, 08/15/24 (EUR)	1,213,000	1,868,581
tw telecom holdings, Inc.
5.375%, 10/01/22	440,000	481,250
UPCB Finance II, Ltd.
6.375%, 07/01/20 (144A) (EUR)	2,103,000	3,055,959
Virgin Media Finance plc
6.375%, 04/15/23 (144A) (a)	232,000	251,720
7.000%, 04/15/23 (GBP)	513,000	961,353
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	3,683,000	6,649,755
Wind Acquisition Finance S.A.
4.000%, 07/15/20 (EUR)	1,697,000	2,317,893
4.214%, 07/15/20 (EUR) (f)	805,000	1,109,540
Windstream Corp.
6.375%, 08/01/23	90,000	91,238
7.750%, 10/15/20 (a)	455,000	493,106
7.750%, 10/01/21	425,000	464,313

		79,956,760

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Textiles—0.1%
Springs Industries, Inc.
6.250%, 06/01/21 (a)	1,103,000	$1,125,060

Transportation—1.2%
CEVA Group plc
9.000%, 09/01/21 (144A) (a)	322,000	332,465
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A) (a)	1,686,000	1,780,838
9.750%, 05/01/20 (144A) (a)	580,000	612,625
Gategroup Finance Luxembourg S.A.
6.750%, 03/01/19 (EUR)	1,225,000	1,786,423
Global Ship Lease, Inc.
10.000%, 04/01/19 (144A)	2,535,000	2,725,125
JCH Parent, Inc.
10.500%, 03/15/19 (144A) (e)	2,112,000	2,117,280
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	617,000	629,340

		9,984,096

Trucking & Leasing—0.1%
Jurassic Holdings III, Inc.
6.875%, 02/15/21 (144A)	531,000	541,620

Total Corporate Bonds & Notes (Cost $636,592,932)		673,171,327

Floating Rate Loans (f)—11.4%

Advertising—0.0%
Affinion Group, Inc.
Term Loan B, 6.750%, 04/30/18	99,750	100,352

Aerospace/Defense—0.5%
Sequa Corp.
Term Loan B, 5.250%, 06/19/17	3,777,786	3,749,849
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	759,328	758,315

		4,508,164

Air Freight & Logistics—0.1%
Ceva Logisitics U.S. Holdings, Inc. USD Term Loan, 6.500%, 03/19/21	846,306	831,364
Ceva Logistics Canada ULC
Term Loan, 6.500%, 03/19/21	105,788	103,921

		935,285

Airlines—0.2%
Northwest Airlines, Inc.
Term Loan, 1.562%, 09/10/18	1,227,750	1,164,309
Term Loan, 2.182%, 03/10/17	892,000	863,010

		2,027,319

Chemicals—0.5%
Ascend Performance Materials LLC
Term Loan B, 6.750%, 04/10/18	3,343,050	3,326,351
OXEA Finance LLC
2nd Lien Term Loan, 8.250%, 07/15/20	560,000	568,165

		3,894,516

Coal—0.4%
American Energy - Utica LLC
2nd Lien Term Loan, 5.500%, 09/30/18 (h)	1,763,654	1,913,565
Arch Coal, Inc.
Term Loan B, 6.250%, 05/16/18	865,594	851,982
Sandy Creek Energy Associates L.P. Term Loan B, 5.000%, 11/06/20	601,125	607,344

		3,372,891

Commercial Services—0.5%
Catalent Pharma Solutions, Inc. Term Loan, 6.500%, 12/29/17	730,000	738,213
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	1,825,000	1,843,259
ServiceMaster Co. Term Loan, 5.500%, 01/31/17	995,665	996,242
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,122,207	1,114,492

		4,692,206

Distribution/Wholesale—0.2%
HD Supply, Inc. Term Loan B, 4.000%, 06/28/18	1,498,798	1,502,238

Diversified Consumer Services—0.1%
Affinion Group, Inc. 2nd Lien Term Loan, 8.500%, 10/12/18	1,150,000	1,155,209

Electric—1.8%
Energy Future Intermediate Holding Co. LLC DIP 2nd Lien Term Loan, 0.000%, 04/29/16 (j)	4,751,000	4,751,000
DIP Term Loan, 4.250%, 06/19/16	1,045,000	1,052,373
Texas Competitive Electric Holdings Co. LLC DIP Delayed Draw Term Loan, 0.000%, 05/05/16 (j) (k)	1,629,307	1,640,508
DIP Term Loan, 3.750%, 05/05/16	2,110,693	2,125,204
Extended Revolver, 0.000%, 10/10/16 (j)	915,000	750,588
Extended Term Loan, 4.651%, 10/10/17	5,704,315	4,682,273
Non-Extended Term Loan, 0.000%, 10/10/14 (j)	269,710	222,764

		15,224,710

Entertainment—0.2%
Amaya Gaming Group, Inc. Bridge Term Loan, 0.000%, 06/12/15 (c) (j)	5,554,717	0

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Diamond Resorts Corp. Term Loan, 5.500%, 04/23/21	1,425,000	$1,437,475

		1,437,475

Forest Products & Paper—0.2%
Wilsonart LLC Term Loan B, 4.000%, 10/31/19	1,300,201	1,294,246

Healthcare-Services—0.3%
Community Health Systems, Inc. Term Loan D, 4.250%, 01/27/21	1,735,502	1,747,434
ESH Hospitality, Inc. Term Loan, 0.000%, 06/24/19 (j)	530,000	535,523
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	493,545	472,569

		2,755,526

Household Products/Wares—0.1%
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	1,261,834	1,265,664

Internet—0.2%
Zayo Group LLC Term Loan B, 4.000%, 07/02/19	1,457,247	1,461,196

Leisure Time—0.0%
Travelport LLC 2nd Lien Term Loan 1, 9.500%, 01/29/16	76,597	79,085
2nd Lien Term Loan 2, 4.000%, 12/01/16	158,186	160,163

		239,248

Lodging—2.4%
Caesars Entertainment Operating Co. Extended Term Loan B6, 0.000%, 01/26/18 (j)	1,805,900	1,689,085
Term Loan B7, 0.000%, 03/01/17 (j)	5,773,000	5,705,110
Caesars Entertainment Resort Properties LLC Term Loan B, 7.000%, 10/12/20	7,947,753	8,009,864
Hilton Worldwide Finance LLC Term Loan B2, 3.500%, 10/26/20	1,654,753	1,653,925
La Quinta Intermediate Holdings LLC Term Loan B, 4.000%, 04/14/21	904,190	906,311
Las Vegas Sands LLC Term Loan B, 3.250%, 12/19/20	699,667	700,234
MGM Resorts International Term Loan B, 3.500%, 12/20/19	223,363	222,944
Station Casinos LLC Term Loan B, 4.250%, 03/02/20	1,577,924	1,584,496

		20,471,969

Machinery-Diversified—0.1%
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	872,977	873,562
Hillman Group Inc. (The) Term Loan B, 0.000%, 06/30/21 (j)	175,000	175,984

		1,049,546

Media—0.9%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan, 7.000%, 03/31/20	3,895,238	3,944,551
Term Loan, 0.000%, 07/03/15 (g)	295,300	0
Clear Channel Communications, Inc. Term Loan B, 3.800%, 01/29/16	410,646	408,537
Term Loan C, 3.800%, 01/29/16	259,451	256,695
Term Loan D, 6.900%, 01/30/19	3,057,747	3,047,366

		7,657,149

Mining—0.3%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	2,277,864	2,282,237

Miscellaneous Manufacturing—0.5%
Gates Global, Inc. Term Loan B, 0.000%, 07/05/21 (j)	4,205,000	4,196,464

Packaging & Containers—0.1%
Ardagh Holdings USA, Inc. Term Loan B, 4.250%, 12/17/19	427,850	429,989
Tekni-Plex, Inc. Term Loan B, 4.750%, 08/25/19 (h)	265,243	265,243

		695,232

Pharmaceuticals—0.2%
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.150%, 02/27/21	1,296,750	1,296,867

Real Estate—0.0%
Realogy Corp. Extended Letter of Credit, 4.402%, 10/10/16	197,298	197,175

Retail—0.5%
Alliance Boots Holdings, Ltd. Term Loan B1, 3.478%, 07/09/15 (GBP)	874,124	1,496,536
BJ’s Wholesale Club, Inc. 2nd Lien Term Loan, 8.500%, 03/26/20	550,000	564,954
J.C. Penney Corp., Inc. Term Loan, 0.000%, 06/20/19 (j)	350,000	351,642
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/26/20	1,308,433	1,307,426
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	350,000	358,313

		4,078,871

Semiconductors—0.2%
Avago Technologies Cayman, Ltd. Term Loan B, 3.750%, 05/06/21	1,495,000	1,501,369
CEVA Intercompany B.V. Term Loan, 6.500%, 03/19/21	613,572	602,739

		2,104,108

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—0.4%
First Data Corp. Extended Term Loan B, 4.154%, 03/24/18	1,685,000	$1,689,844
Kronos, Inc. 2nd Lien Term Loan, 9.750%, 04/30/20	1,906,969	1,990,399

		3,680,243

Telecommunications—0.4%
Alcatel-Lucent USA, Inc. Term Loan C, 4.500%, 01/30/19	2,563,431	2,568,840
Hawaiian Telcom Communications, Inc. Term Loan B, 5.000%, 06/06/19	544,213	548,090

		3,116,930

Transportation—0.1%
CEVA Group plc Term Loan, 6.500%, 03/19/21	583,293	572,995

Total Floating Rate Loans (Cost $95,097,645)		97,266,031

Common Stocks—8.9%

Airlines—0.0%
Southwest Airlines Co.	15,345	412,167

Auto Components—1.6%
Goodyear Tire & Rubber Co. (The)	492,035	13,668,732
Lear Corp.	2,395	213,922

		13,882,654

Banks—0.5%
Citigroup, Inc.	84,080	3,960,168

Capital Markets—1.8%
American Capital, Ltd. (a) (l)	902,905	13,805,417
E*Trade Financial Corp. (l)	50,299	1,069,357
Uranium Participation Corp. (l)	28,400	129,085

		15,003,859

Chemicals—0.6%
Advanced Emissions Solutions, Inc. (a) (l)	11,202	256,862
Huntsman Corp. (a)	171,764	4,826,568
Zemex Minerals Group, Inc. (b) (l)	87	0

		5,083,430

Consumer Finance—1.8%
Ally Financial, Inc. (Private Placement) (c)	575,670	14,098,158
Ally Financial, Inc. (a) (l)	56,844	1,359,140

		15,457,298

Containers & Packaging—0.0%
Smurfit Kappa Group plc	520	11,876

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (l)	52,943	$108,532
Level 3 Communications, Inc. (l)	38,560	1,693,170

		1,801,702

Hotels, Restaurant & Leisure—0.2%
Amaya Gaming Group, Inc. (c)	74,289	1,392,418

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (c) (l)	450	658,800

Insurance—0.8%
American International Group, Inc. (a)	131,638	7,184,802

Media—0.3%
Cengage Thomson Learning, Inc.	26,678	943,734
Clear Channel Outdoor Holdings, Inc. - Class A	31,744	259,666
HMH Publishing Co., Ltd. (l)	47,825	916,333

		2,119,733

Metals & Mining—0.0%
African Minerals, Ltd. (l)	159,753	189,755

Oil, Gas & Consumable Fuels—0.6%
General Maritime Corp. (b) (c)	262,836	4,862,466

Paper & Forest Products—0.2%
Ainsworth Lumber Co., Ltd. (l)	53,942	140,030
Ainsworth Lumber Co., Ltd. (144A) (l)	10,657	27,665
NewPage Holding, Inc. (a)	18,684	1,401,300

		1,568,995

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (l)	61,680	1,751,095

Total Common Stocks (Cost $69,075,914)		75,341,218

Convertible Bonds—1.9%

Coal—0.2%
Alpha Natural Resources, Inc. 3.750%, 12/15/17 (a)	1,702,000	1,470,102

Diversified Financial Services—0.0%
E*Trade Financial Corp.
Zero Coupon, 08/31/19 (144A)	76,000	156,655
Zero Coupon, 08/31/19	11,000	22,674

		179,329

Entertainment—0.8%
Amaya Gaming Group, Inc. 6.000%, 12/31/49 (CAD) (b) (c)	6,986,033	6,547,053

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Insurance—0.1%
MGIC Investment Corp. 2.000%, 04/01/20	143,000	$212,891
Radian Group, Inc. 2.250%, 03/01/19	363,000	544,047
3.000%, 11/15/17	169,000	244,416

		1,001,354

Pharmaceuticals—0.1%
Omnicare, Inc. 3.750%, 04/01/42 (a)	610,000	1,009,169

Retail—0.1%
Enterprise Funding, Ltd. 3.500%, 09/10/20 (GBP)	300,000	525,999

Telecommunications—0.6%
Nokia Oyj 5.000%, 10/26/17 (EUR)	1,400,000	$4,479,693
Telecom Italia Finance S.A. 6.125%, 11/15/16 (EUR)	200,000	339,723

		4,819,416

Total Convertible Bonds (Cost $14,813,369)		15,552,422

Asset-Backed Securities—1.4%

Asset-Backed—Other—1.4%
Alm Loan Funding 2.978%, 01/20/26 (144A) (f)	500,000	489,152
3.428%, 01/20/26 (144A) (f)	550,000	518,382
4.728%, 01/20/26 (144A) (f)	500,000	440,348
ALM XIV, Ltd. 3.181%, 07/28/26 (144A) (b) (f)	356,456	350,646
3.681%, 07/28/26 (144A) (b) (f)	250,000	237,600
5.081%, 07/28/26 (144A) (b) (f)	250,000	227,525
Apidos CLO XVIII 3.881%, 07/22/26 (144A) (f)	550,000	530,420
Atlas Senior Loan Fund V, Ltd. 3.259%, 07/16/26 (144A) (f)	250,000	245,122
3.709%, 07/16/26 (144A) (f)	250,000	236,229
Avalon IV Capital, Ltd. 3.076%, 04/17/23 (144A) (f)	250,000	250,008
Battalion CLO, Ltd. 3.578%, 10/22/25 (144A) (f)	500,000	471,681
Benefit Street Partners CLO, Ltd. 3.680%, 07/20/26 (144A) (f)	500,000	477,643
Cedar Funding, Ltd. 3.029%, 05/20/26 (144A) (f)	320,000	310,242
3.779%, 05/20/26 (144A) (f)	270,000	256,993
CIFC Funding 2014-II, Ltd. 3.095%, 05/24/26 (144A) (f)	420,000	409,178
CIFC Funding, Ltd. 2.952%, 07/22/26 (144A) (b) (f)	250,000	241,273
3.552%, 07/22/26 (144A) (b) (f)	250,000	233,758

Asset-Backed—Other—(Continued)
Dryden Senior Loan Fund 4.520%, 04/18/26 (144A) (f)	750,000	661,827
Flatiron CLO, Ltd. 3.890%, 01/17/26 (144A) (f)	500,000	484,366
Jamestown CLO, Ltd. 3.734%, 07/15/26 (144A) (f)	250,000	235,600
LCM V, Ltd. 0.900%, 03/21/19 (144A) (f)	500,000	482,149
LCM VI, Ltd. 1.029%, 05/28/19 (144A) (f)	500,000	485,640
LCM X LP 5.727%, 04/15/22 (144A) (f)	1,000,000	985,044
Octagon Investment Partners XII, Ltd. 5.723%, 05/05/23 (144A) (f)	400,000	396,288
Palmer Square CLO, Ltd.
2.821%, 10/17/22 (144A) (f)	400,000	382,431
4.121%, 10/17/22 (144A) (f)	300,000	290,399
6.021%, 10/17/22 (144A) (f)	260,000	251,224
Venture CDO, Ltd. 3.134%, 07/15/26 (144A) (f)	340,000	324,972
Washington Mill CLO, Ltd.
3.227%, 04/20/26 (144A) (f)	250,000	245,934
3.677%, 04/20/26 (144A) (f)	320,000	302,978
Whitehorse, Ltd. 2.964%, 05/01/26 (144A) (f)	345,000	326,710

Total Asset-Backed Securities (Cost $11,803,729)		11,781,762

Preferred Stocks—1.4%

Banks—1.0%
GMAC Capital Trust I, 8.125%	328,498	8,967,995

Consumer Finance—0.1%
Ally Financial, Inc., 8.500%	22,812	630,068

Diversified Financial Services—0.3%
Marsico Parent Superholdco LLC (144A) (b) (l)	25	0
RBS Capital Funding Trust VII, 6.080%	90,156	2,172,760

		2,172,760

Total Preferred Stocks (Cost $11,052,419)		11,770,823

Convertible Preferred Stock—0.1%

Oil & Gas—0.1%
Chesapeake Energy Corp. 5.750%, 12/31/49 (Cost $1,039,237)	899	1,169,599

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Purchased Option—0.0%

Security Description	Contracts/ Shares/ Principal Amount*	Value

Put Options—0.0%
SPDR S&P 500 ETF Trust, Strike $195, Expires 07/25/14 (Cost $410,992)	2,300	$335,800

Warrants—0.0%

Hotels, Restaurant & Leisure—0.0%
Amaya Gaming Group, Inc. (c) (l)	45,141	0

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (b) (c) (l)	1,601	6,043

Total Warrants (Cost $16)		6,043

Short-Term Investments—14.7%

Mutual Fund—13.9%
State Street Navigator Securities Lending MET Portfolio (m)	118,193,653	118,193,653

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $6,668,730 on 04/01/14, collateralized by $6,795,000 U.S. Treasury Note at 2.000% due 11/30/20 with a value of $6,803,494.	6,668,730	6,668,730

Total Short-Term Investments (Cost $124,862,383)		124,862,383

Total Investments—119.0% (Cost $964,748,636)		1,011,257,408

Unfunded Loan Commitments—(0.2)% (Cost $(1,623,197))		(1,623,197)
Net Investments—118.8% (Cost $963,125,439) (n)		1,009,634,211
Other assets and liabilities (net)—(18.8)%		(159,618,306)

Net Assets—100.0%		$850,015,905

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $112,883,422 and the collateral received consisted of cash in the amount of $118,193,653 and non-cash collateral with a value of $1,456,908. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 2.2% of net assets.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $32,260,657, which is 3.8% of net assets. See details shown in the Restricted Securities table that follows.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2014, the value of securities pledged amounted to $14,709,163.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of June 30, 2014, these securities represent 0.5% of net assets.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities lending transactions.
(n)	As of June 30, 2014, the aggregate cost of investments was $963,125,439. The aggregate unrealized appreciation and depreciation of investments were $53,992,409 and $(7,483,637), respectively, resulting in net unrealized appreciation of $46,508,772.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $289,486,704, which is 34.1% of net assets.
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Ally Financial, Inc.	12/05/13	575,670	$14,436,251	$14,098,158
Amaya Gaming Group, Inc.	06/12/14	6,986,033	6,436,071	6,547,053
Amaya Gaming Group, Inc.	06/12/14	74,289	1,397,198	1,392,418
Amaya Gaming Group, Inc., Bridge Term loan	06/12/14	5,554,717	0	0
Amaya Gaming Group, Inc.	06/12/14	45,141	0	0
General Maritime Corp.	12/11/13	262,836	4,862,466	4,862,466
HMH Publishing Co., Ltd. Expires 06/22/19	06/22/12	1,601	16	6,043
National Air Cargo Group, Inc.	08/20/10	1,890,719	1,890,719	1,890,719
Stanley-Martin Communities LLC	10/22/07	450	282,182	658,800
Sterling Entertainment Enterprises LLC	12/28/12	2,750,000	2,750,000	2,805,000

				32,260,657

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,250,000	Bank of America N.A.	07/23/14	$1,704,392	$7,369
EUR	409,000	Deutsche Bank AG	07/23/14	557,950	2,138
EUR	1,950,000	UBS AG	07/23/14	2,662,263	8,084
GBP	710,000	BNP Paribas S.A.	07/23/14	1,189,173	25,722

Contracts to Deliver
EUR	2,361,000	BNP Paribas S.A.	07/23/14	$3,275,345	$42,172
EUR	395,000	BNP Paribas S.A.	07/23/14	538,495	(2,421)
EUR	1,100,000	Bank of America N.A.	07/23/14	1,524,828	18,478
EUR	50,290,000	Barclays Bank plc	07/23/14	69,506,463	638,911
EUR	873,000	Barclays Bank plc	07/23/14	1,200,682	5,188
EUR	393,000	Barclays Bank plc	07/23/14	534,689	(3,488)
EUR	272,000	Barclays Bank plc	07/23/14	372,638	159
EUR	440,000	Citibank N.A.	07/23/14	598,614	(3,926)
EUR	110,000	Citibank N.A.	07/23/14	148,842	(1,793)
EUR	1,090,000	Deutsche Bank AG	07/23/14	1,492,670	15
EUR	300,000	Deutsche Bank AG	07/23/14	415,846	5,023
EUR	803,000	Goldman Sachs & Co.	07/23/14	1,089,306	(10,329)
EUR	547,000	Goldman Sachs & Co.	07/23/14	756,450	7,384
EUR	150,000	Goldman Sachs & Co.	07/23/14	207,155	1,744
EUR	547,000	Toronto Dominion Bank	07/23/14	743,583	(5,484)
EUR	930,000	UBS AG	07/23/14	1,268,966	(4,584)
EUR	390,000	Westpac Banking Corp.	07/23/14	530,498	(3,571)
GBP	24,368,000	Barclays Bank plc	07/23/14	40,937,826	(758,741)
GBP	520,000	Barclays Bank plc	07/23/14	885,608	(4,174)
GBP	63,000	Barclays Bank plc	07/23/14	107,801	—
GBP	490,000	Citibank N.A.	07/23/14	827,243	(11,206)
GBP	125,000	Citibank N.A.	07/23/14	209,721	(4,169)
GBP	390,000	Deutsche Bank AG	07/23/14	662,360	(4,977)

Net Unrealized Depreciation					$(56,476)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/19/14	(116)	USD	(11,164,928)	$(158,992)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Written Options

Options on an Exchange-Traded Fund	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - SPDR S&P 500 ETF Trust	$185.0	07/25/14	(2,300)	$(88,306)	$(69,000)	19,306

Reverse Repurchase Agreements
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Bank plc	(3.00%)	5/21/2014	Open	USD	509,575	$509,575
Barclays Bank plc	(1.75%)	6/25/2014	Open	USD	562,480	562,480
Barclays Bank plc	0.60%	10/1/2013	Open	USD	2,156,250	2,156,250
Deutsche Bank Securities	0.55%	5/14/2014	Open	USD	3,976,000	3,976,000
Deutsche Bank Securities	0.58%	5/14/2014	Open	USD	5,602,000	5,602,000

Total						$12,806,305

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments. A security in the amount of $32,213 has been received at the custodian bank as collateral for reverse repurchase agreements.

Swap Agreements

OTC Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	66.234%	USD	147,315	$94,160	$46,404	$47,756
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	66.234%	USD	147,315	94,160	45,668	48,492
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	66.234%	USD	147,315	94,160	41,248	52,912

Totals							$282,480	$133,320	$149,160

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/2017	8.000%	09/20/17	Deutsche Bank AG	1.380%	USD	1,500,000	$312,893	$—	$312,893
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	09/20/15	Barclays Bank plc	38.354%	USD	572,099	(176,031)	(147,315)	(28,716)
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/2015	5.000%	12/20/15	Barclays Bank plc	38.275%	USD	1,993,890	(699,686)	(578,228)	(121,458)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank plc	38.220%	USD	366,532	(142,668)	(84,302)	(58,366)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank plc	38.220%	USD	377,047	(146,761)	(98,032)	(48,729)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/16	Barclays Bank plc	38.180%	USD	640,000	(271,085)	(144,800)	(126,285)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	09/20/16	Barclays Bank plc	38.153%	USD	2,114,804	(960,010)	(475,831)	(484,179)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/012015	5.000%	09/20/16	Deutsche Bank AG	38.153%	USD	1,500,000	$(680,921)	$(345,000)	$(335,921)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/17	Barclays Bank plc	38.698%	USD	436,847	(223,519)	(146,344)	(77,175)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/17	Barclays Bank plc	38.698%	USD	2,045,986	(1,046,857)	(808,164)	(238,693)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/17	Deutsche Bank AG	38.891%	USD	828,299	(443,403)	(283,692)	(159,711)
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	N/A	USD	147,315	(78,021)	(23,570)	(54,451)
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	N/A	USD	147,315	(78,021)	(23,570)	(54,451)
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	N/A	USD	147,315	(78,021)	(19,151)	(58,870)
Techem GmbH 6.125% due 10/01/2019	5.000%	09/20/18	Credit Suisse International	2.226%	EUR	700,000	107,124	77,889	29,235
Techem GmbH 6.125% due 10/01/2019	5.000%	09/20/18	Credit Suisse International	2.226%	EUR	241,000	36,881	27,744	9,137
Techem GmbH 6.125% due 10/01/2019	5.000%	12/20/18	Credit Suisse International	2.369%	EUR	235,788	35,981	25,951	10,030
Techem GmbH 6.125% due 10/01/2019	5.000%	06/20/19	Barclays Bank plc	2.609%	EUR	456,000	69,201	66,852	2,349
Techem GmbH 5.0% due 06/20/2019	5.000%	06/20/19	Credit Suisse International	2.616%	EUR	3,195,000	484,118	487,210	(3,092)
Techem GmbH 6.125% due 10/01/2019	5.000%	06/20/19	Credit Suisse International	2.609%	EUR	760,000	115,338	110,623	4,715

Totals							$(3,863,468)	$(2,381,730)	$(1,481,738)

A security with a market value of $893,287 has been received at the custodian bank as collateral for swap contracts.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$1,689,305	$—	$1,689,305
Aerospace/Defense	—	6,980,327	1,890,719	8,871,046
Airlines	—	8,712,532	—	8,712,532
Apparel	—	1,132,004	—	1,132,004
Auto Manufacturers	—	8,819,244	—	8,819,244
Auto Parts & Equipment	—	5,942,574	—	5,942,574
Banks	—	4,682,565	—	4,682,565
Building Materials	—	10,136,778	—	10,136,778
Chemicals	—	15,969,884	—	15,969,884
Coal	—	10,227,477	—	10,227,477
Commercial Services	—	39,761,324	—	39,761,324
Computers	—	2,398,300	—	2,398,300
Distribution/Wholesale	—	10,873,030	—	10,873,030
Diversified Financial Services	—	30,094,185	—	30,094,185
Electric	—	19,454,708	—	19,454,708
Electrical Components & Equipment	—	573,737	—	573,737
Electronics	—	1,779,610	—	1,779,610
Engineering & Construction	—	5,666,593	—	5,666,593
Entertainment	—	11,262,472	—	11,262,472
Environmental Control	—	1,990,911	—	1,990,911
Food	—	11,182,484	—	11,182,484
Food Service	—	323,764	—	323,764
Forest Products & Paper	—	2,758,720	—	2,758,720
Gas	—	3,747,055	—	3,747,055
Healthcare - Products	—	9,251,493	—	9,251,493
Healthcare - Services	—	24,815,960	—	24,815,960
Holding Companies - Diversified	—	3,896,810	—	3,896,810
Home Builders	—	23,347,415	—	23,347,415
Home Furnishings	—	1,552,136	—	1,552,136
Household Products/Wares	—	8,721,484	—	8,721,484
Insurance	—	5,628,762	—	5,628,762
Internet	—	8,869,366	—	8,869,366
Iron/Steel	—	5,314,863	—	5,314,863
Leisure Time	—	7,183,748	—	7,183,748
Lodging	—	11,650,734	—	11,650,734
Machinery - Construction & Mining	—	566,842	—	566,842
Machinery - Diversified	—	1,408,301	—	1,408,301
Media	—	41,083,672	2,805,000	43,888,672

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metal Fabricate/Hardware	$—	$6,931,161	$—	$6,931,161
Mining	—	10,985,118	—	10,985,118
Miscellaneous Manufacturing	—	5,572,414	—	5,572,414
Oil & Gas	—	73,395,928	—	73,395,928
Oil & Gas Services	—	5,537,504	—	5,537,504
Packaging & Containers	—	12,886,387	—	12,886,387
Pharmaceuticals	—	13,819,808	—	13,819,808
Pipelines	—	22,762,529	—	22,762,529
Real Estate	—	9,608,225	0	9,608,225
Real Estate Investment Trusts	—	1,751,492	—	1,751,492
Retail	—	18,892,113	—	18,892,113
Semiconductors	—	1,770,187	—	1,770,187
Software	—	21,320,149	—	21,320,149
Storage/Warehousing	—	2,183,888	—	2,183,888
Telecommunications	—	79,956,760	—	79,956,760
Textiles	—	1,125,060	—	1,125,060
Transportation	—	9,984,096	—	9,984,096
Trucking & Leasing	—	541,620	—	541,620
Total Corporate Bonds & Notes	—	668,475,608	4,695,719	673,171,327
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	95,642,834	—	95,642,834
Common Stocks
Airlines	412,167	—	—	412,167
Auto Components	13,882,654	—	—	13,882,654
Banks	3,960,168	—	—	3,960,168
Capital Markets	15,003,859	—	—	15,003,859
Chemicals	5,083,430	—	0	5,083,430
Consumer Finance	1,359,140	14,098,158	—	15,457,298
Containers & Packaging	—	11,876	—	11,876
Diversified Telecommunication Services	1,801,702	—	—	1,801,702
Hotels, Restaurants & Leisure	—	1,392,418	—	1,392,418
Household Durables	—	—	658,800	658,800
Insurance	7,184,802	—	—	7,184,802
Media	259,666	1,860,067	—	2,119,733
Metals & Mining	—	189,755	—	189,755
Oil, Gas & Consumable Fuels	—	—	4,862,466	4,862,466
Paper & Forest Products	167,695	1,401,300	—	1,568,995
Trading Companies & Distributors	1,751,095	—	—	1,751,095
Total Common Stocks	50,866,378	18,953,574	5,521,266	75,341,218
Convertible Bonds
Coal	—	1,470,102	—	1,470,102
Diversified Financial Services	—	179,329	—	179,329
Entertainment	—	—	6,547,053	6,547,053
Insurance	—	1,001,354	—	1,001,354
Pharmaceuticals	—	1,009,169	—	1,009,169
Retail	—	525,999	—	525,999
Telecommunications	—	4,819,416	—	4,819,416
Total Convertible Bonds	—	9,005,369	6,547,053	15,552,422
Asset-Backed Securities
Asset-Backed - Other	—	10,490,960	1,290,802	11,781,762
Preferred Stocks
Banks	8,967,995	—	—	8,967,995
Consumer Finance	630,068	—	—	630,068
Diversified Financial Services	2,172,760	—	0	2,172,760
Total Preferred Stocks	11,770,823	—	0	11,770,823
Total Convertible Preferred Stock*	—	1,169,599	—	1,169,599
Total Purchased Option*	335,800	—	—	335,800
Total Warrants*	—	—	6,043	6,043

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$118,193,653	$—	$—	$118,193,653
Repurchase Agreement	—	6,668,730	—	6,668,730
Total Short-Term Investments	118,193,653	6,668,730	—	124,862,383
Total Net Investments	$181,166,654	$810,406,674	$18,060,883	$1,009,634,211

Collateral for securities loaned (Liability)	$—	$(118,193,653)	$—	$(118,193,653)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$762,387	$—	$762,387
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(818,863)	—	(818,863)
Total Forward Contracts	$—	$(56,476)	$—	$(56,476)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(158,992)	$—	$—	$(158,992)
Written Options at Value	(69,000)	—	—	(69,000)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$1,444,016	$—	$1,444,016
Swap Contracts at Value (Liabilities)	—	(5,025,004)	—	(5,025,004)
Total Swap Contracts	$—	$(3,580,988)	$—	$(3,580,988)
Total Reverse Repurchase Agreements (Liability)	$—	$(12,806,305)	$—	$(12,806,305)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation/(Depreciation) from Investments Still Held at June 30, 2014
Corporate Bonds & Notes
Aerospace & Defense	$2,066,353	$—	$—	$(175,634	)(a)	$—	$1,890,719	$0
Media	2,750,000	55,000	—	—		—	2,805,000	55,000
Real Estate	0	—	—	—		—	0	—
Common Stocks
Chemicals	0	—	—	—		—	0	—
Diversified Telecommunications Services	189,005	—	—	—		(189,005)	—	—
Household Durables	620,550	89,169	—	(50,919	)(b)	—	658,800	89,169
Oil, Gas & Combustable Fuels	1,631,534	—	3,230,932	—		—	4,862,466	—
Convertible Bonds
Entertainment	—	110,982	6,436,071	—		—	6,547,053	110,982
Asset-Backed Securities
Asset-Backed Other	—	—	1,290,802	—		—	1,290,802	—
Preferred Stocks
Diversified Financial Services	0	—	—	—		—	0	—
Warrants
Media	3,222	2,821	—	—		—	6,043	2,821

Total	$7,260,664	$257,972	$10,957,805	$(226,553)		$(189,005)	$18,060,883	$257,972

(a)	Sales include principal reductions
(b)	Sales include a reduction in cost due to Return of Capital distributions.

Common Stocks in the amount of $189,005 were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Corporate Bonds & Notes
Aerospace & Defense	$1,890,719	Par	Call Price	$100.00	$100.00	$100.00	Increase
Media	2,805,000	Market Comparable Companies	Enterprise Value / LTM EBITDA	9.8x	14.8x	10.8x	Increase
			Internal Rate of Return	9.00%	11.00%	9.90%	Increase
Common Stock
Household Durables	658,800	Market Comparable Companies	Equity / Tangible Book Value	0.7x	2.0x	1.6x	Increase
Oil, Gas & Consumable Fuels	4,862,466	Market Transaction Method	Acquisition Cost	$18.50	$18.50	$18.50	Increase
Asset-Backed Securities
Asset-Backed - Other	1,290,802	Market Transaction Method	Acquisition Cost	$91.01	$98.37	$95.23	Increase
Convertible Bonds
Entertainment	6,547,053	Market Transaction Method	Acquisition Cost	$100.00	$100.00	$100.00	Increase
Warrants
Media	6,043	Black-Scholes Model	Implied Volatility	22.93%	22.93%	22.93%	Increase

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,009,634,211
Cash	271,934
Cash denominated in foreign currencies (c)	99,261
Cash collateral (d)	4,102,000
OTC swap contracts at market value (e)	1,444,016
Unrealized appreciation on forward foreign currency exchange contracts	762,387
Receivable for:
Investments sold	13,064,352
Fund shares sold	40,554
Principal paydowns	13,905
Interest	13,340,103
Interest on OTC swap contracts	32,446

Total Assets	1,042,805,169
Liabilities
Written options at value (f)	69,000
Reverse repurchase agreements	12,806,305
OTC swap contracts at market value (g)	5,025,004
Unrealized depreciation on forward foreign currency exchange contracts	818,863
Collateral for securities loaned	118,193,653
Payables for:
Investments purchased	54,856,176
Fund shares redeemed	307,490
Interest on reverse repurchase agreements	9,682
Variation margin on futures contracts	2,320
Interest on OTC swap contracts	675
Accrued expenses:
Management fees	418,561
Distribution and service fees	66,011
Deferred trustees’ fees	58,994
Other expenses	156,530

Total Liabilities	192,789,264

Net Assets	$850,015,905

Net assets consist of:
Paid in surplus	$773,711,485
Undistributed net investment income	26,051,811
Accumulated net realized gain	5,421,109
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	44,831,500

Net Assets	$850,015,905

Net Assets
Class A	$528,543,888
Class B	321,472,017
Capital Shares Outstanding*
Class A	62,999,379
Class B	38,672,297
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.39
Class B	8.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $963,125,439.
(b)	Includes securities loaned at value of $112,883,422.
(c)	Identified cost of cash denominated in foreign currencies was $98,657.
(d)	Includes collateral of $527,000 for futures contracts and $3,575,000 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $929,589.
(f)	Premiums received on written options were $88,306.
(g)	Net premium paid on OTC swap contracts was $3,177,999.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$1,254,098
Interest	25,729,974
Securities lending income	180,841

Total investment income	27,164,913
Expenses
Management fees	2,538,826
Administration fees	10,063
Custodian and accounting fees	136,792
Distribution and service fees—Class B	393,462
Interest expense	85,868
Audit and tax services	34,943
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	35,195
Insurance	2,748
Miscellaneous	5,622

Total expenses	3,281,272

Net Investment Income	23,883,641

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	14,202,498
Futures contracts	(1,870,196)
Written options	(303,055)
Swap contracts	164,161
Foreign currency transactions	(3,025,538)

Net realized gain	9,167,870

Net change in unrealized appreciation (depreciation) on:
Investments	12,972,439
Futures contracts	128,976
Written options	19,306
Swap contracts	(946,730)
Foreign currency transactions	1,835,968

Net change in unrealized appreciation	14,009,959

Net realized and unrealized gain	23,177,829

Net Increase in Net Assets from Operations	$47,061,470

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,883,641	$52,896,564
Net realized gain	9,167,870	37,400,619
Net change in unrealized appreciation (depreciation)	14,009,959	(10,492,276)

Increase in net assets from operations	47,061,470	79,804,907

From Distributions to Shareholders
Net investment income
Class A	(32,850,868)	(34,767,466)
Class B	(18,650,271)	(21,805,323)
Net realized capital gains
Class A	(24,118,359)	(13,650,688)
Class B	(14,259,906)	(8,859,543)

Total distributions	(89,879,404)	(79,083,020)

Increase (decrease) in net assets from capital share transactions	45,568,076	(68,008,509)

Total increase (decrease) in net assets	2,750,142	(67,286,622)

Net Assets
Beginning of period	847,265,763	914,552,385

End of period	$850,015,905	$847,265,763

Undistributed net investment income
End of period	$26,051,811	$53,669,309

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	9,425,182	$78,534,502	19,515,643	$168,265,167
Reinvestments	6,964,453	56,969,227	5,784,726	48,418,154
Redemptions	(14,111,260)	(118,067,471)	(30,621,408)	(271,693,816)

Net increase (decrease)	2,278,375	$17,436,258	(5,321,039)	$(55,010,495)

Class B
Sales	3,714,948	$32,346,045	10,678,244	$91,286,248
Reinvestments	4,057,975	32,910,177	3,690,116	30,664,866
Redemptions	(4,288,666)	(37,124,404)	(15,888,593)	(134,949,128)

Net increase (decrease)	3,484,257	$28,131,818	(1,520,233)	$(12,998,014)

Increase (decrease) derived from capital shares transactions		$45,568,076		$(68,008,509)

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.86		$8.93	$8.36	$8.70	$8.02	$5.80

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.54	0.59	0.59	0.63	0.77
Net realized and unrealized gain (loss) on investments	0.24		0.26	0.73	(0.35)	0.62	1.85

Total from investment operations	0.49		0.80	1.32	0.24	1.25	2.62

Less Distributions
Distributions from net investment income	(0.55)		(0.62)	(0.64)	(0.58)	(0.57)	(0.40)
Distributions from net realized capital gains	(0.41)		(0.25)	(0.11)	0.00	0.00	0.00

Total distributions	(0.96)		(0.87)	(0.75)	(0.58)	(0.57)	(0.40)

Net Asset Value, End of Period	$8.39		$8.86	$8.93	$8.36	$8.70	$8.02

Total Return (%) (b)	5.68	(c)	9.52	16.80 (d)	2.50	16.10	47.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	(e)	0.69	0.65	0.65	0.65	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66	0.65	0.65	0.65	0.67
Ratio of net investment income to average net assets (%)	5.74	(e)	6.18	6.90	6.91	7.60	11.24
Portfolio turnover rate (%)	41	(c)	108	85	99	99	92
Net assets, end of period (in millions)	$528.5		$538.3	$589.6	$518.4	$679.1	$563.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.78		$8.85	$8.29	$8.64	$7.98	$5.78

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.51	0.56	0.56	0.60	0.77
Net realized and unrealized gain (loss) on investments	0.24		0.27	0.74	(0.34)	0.62	1.83

Total from investment operations	0.47		0.78	1.30	0.22	1.22	2.60

Less Distributions
Distributions from net investment income	(0.53)		(0.60)	(0.63)	(0.57)	(0.56)	(0.40)
Distributions from net realized capital gains	(0.41)		(0.25)	(0.11)	0.00	0.00	0.00

Total distributions	(0.94)		(0.85)	(0.74)	(0.57)	(0.56)	(0.40)

Net Asset Value, End of Period	$8.31		$8.78	$8.85	$8.29	$8.64	$7.98

Total Return (%) (b)	5.58	(c)	9.33	16.54 (d)	2.34	15.77	46.65

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	(e)	0.94	0.90	0.90	0.90	0.92
Ratio of expenses to average net assets excluding interest expense (%)	0.91	(e)	0.91	0.90	0.90	0.90	0.92
Ratio of net investment income to average net assets (%)	5.48	(e)	5.94	6.65	6.66	7.29	10.88
Portfolio turnover rate (%)	41	(c)	108	85	99	99	92
Net assets, end of period (in millions)	$321.5		$309.0	$324.9	$270.4	$238.0	$109.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-33

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, contingent payment debt instrument, premium amortization adjustments, convertible preferred stock and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $6,668,730, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio had an outstanding reverse repurchase agreement balance of 181 days. The average amount of borrowings was $41,398,816 and the weighted average interest rate was 0.42% during the 181 day period.

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2014:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
Barclays Bank	$3,228,305	$(3,228,305)	$—
Deutsche Bank Securities, Inc.	9,578,000	(9,578,000)	—

	$12,806,305	$(12,806,305)	$—

[1]	Collateral with a value of $14,709,163 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open repurchase agreements is not shown for financial reporting purposes.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2014, the Portfolio had open unfunded loan commitments of $1,623,197. At June 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-35

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MIST-36

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The Portfolio transactions in written options during the six months June 30, 2014:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2013	—	—
Options written	8,200	289,589
Options bought back	(4,500)	(132,740)
Options expired	(1,400)	(68,543)

Options outstanding June 30, 2014	2,300	88,306

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

MIST-37

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

MIST-38

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$1,444,016	OTC swap contracts at market value (a)	$5,025,004
Equity	Investments at market value (b)(c)	335,800
			Unrealized depreciation on futures contracts* (c)	158,992
			Written options at value (c)	69,000
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	762,387	Unrealized depreciation on forward foreign currency exchange contracts	818,863

Total		$2,542,203		$6,071,859

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $32,446 and OTC swap interest payable of $675.
(b)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-39

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$25,847	$—	$—	$25,847
Barclays Bank plc	713,459	(713,459)	—	—
BNP Paribas S.A.	67,894	(2,421)	—	65,473
Credit Suisse International	779,442	—	—	779,442
Deutsche Bank AG	602,549	(602,549)	—	—
Goldman Sachs & Co.	9,128	(9,128)	—	—
UBS AG	8,084	(4,584)	—	3,500

	$2,206,403	$(1,332,141)	$—	$874,262

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$4,433,020	$(713,459)	$(2,975,000)	$744,561
BNP Paribas S.A.	2,421	(2,421)	—	—
Citibank N.A.	21,094	—	—	21,094
Deutsche Bank AG	1,363,364	(602,549)	(600,000)	160,815
Goldman Sachs & Co.	10,329	(9,128)	—	1,201
Toronto Dominion Bank	5,484	—	—	5,484
UBS AG	4,584	(4,584)	—	—
Westpac Banking Corp.	3,571	—	—	3,571

	$5,843,867	$(1,332,141)	$(3,575,000)	$936,726

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$(563,364)	$—	$(563,364)
Forward foreign currency transactions	—	—	(3,088,893)	(3,088,893)
Futures contracts	—	(1,870,196)	—	(1,870,196)
Swap contracts	164,161	—	—	164,161
Written options	—	(303,055)	—	(303,055)

	$164,161	$(2,736,615)	$(3,088,893)	$(5,661,347)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$(75,192)	$—	$(75,192)
Forward foreign currency transactions	—	—	2,023,348	2,023,348
Futures contracts	—	128,976	—	128,976
Swap contracts	(946,730)	—	—	(946,730)
Written options	—	19,306	—	19,306

	$(946,730)	$73,090	$2,023,348	$1,149,708

MIST-40

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$190,000
Forward foreign currency transactions	112,560,518
Futures contracts short	(11,775)
Swap contracts	21,530,930
Written options	(230,000)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-41

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$359,432,817	$0	$385,345,263

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,538,826	0.600%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-42

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$67,414,452	$61,075,322	$11,668,568	$10,962,270	$79,083,020	$72,037,592

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$70,571,632	$18,799,344	$29,805,261	$—	$119,176,237

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-43

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 11.48%, 11.25%, and 11.32%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 12.21%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate shares finished the first half with a low double-digit total return, outperforming broader market equity and fixed income indices. Performance was positive in all regions with particularly strong results in geographies and property types offering attractive current yield and/or prospects for continued growth, including the U.S., Continental Europe and Australia, all of which generated mid-teens total return, tempered somewhat by modestly negative returns in Japan, which nonetheless rebounded during the second quarter. Real estate stocks have generated favorable returns as the result of lower bond yields, accommodative capital markets, and improving demand for real estate space with limited new supply. In terms of real estate fundamentals, vacancy rates continued to come down in property sectors, most notably in U.S. apartments, in global industrial areas, and in prime central business district office markets, such as those in London, Tokyo, Hong Kong, New York, San Francisco and Los Angeles, as well as lodging in global gateway cities. Landlords are beginning to exercise pricing power by raising rental rates and limiting tenant concessions such as free rent or tenant improvements, thereby increasing net effective rents. In addition to growth from operations, property companies are growing cash flow per share via “external” growth of acquisitions and development. Active balance sheet management is also adding value as the cost of debt for many companies remains low with conservative levels of financial leverage.

Real estate shares are benefitting from a “goldilocks” scenario of improving growth but subdued inflation. The current shape of the yield curve is good for property companies and reflects a low inflationary environment. Treasury yields settled in to a more benign level at the end of June, closing the month at 2.5%. This has arguably been the result of mixed economic data, including a weather-plagued first quarter gross domestic product (GDP) release, which was revised downward to -2.1%, and lackluster housing data. Second quarter data painted a more positive picture, with labor indications supporting a monthly non-farm payroll improving to a 200,000 run rate and consumer confidence inching higher. At period end, we found ourselves with a potentially powerful combination of gradually improving economic growth but scant evidence of inflation, thus providing the framework for potentially sustained outperformance for real estate companies, which provide attractive current yield and steady earnings growth. Outside the U.S., the stage of economic recovery varies, with disparities ranging from the U.K. and Japan, both of which are showing signs of accelerating, to the eurozone which is barely accelerating, to China which is more clearly decelerating.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s performance modestly trailed the benchmark during the period primarily due to asset allocation and modest cash drag. From an asset allocation standpoint, an overweight to the underperforming Japanese market accounted for the relative shortfall during the period. Stock selection decisions in Europe and the Americas added value during the period, but not enough to offset negative asset allocation during the period. Stock selection in Japan also benefited relative performance. In Europe, stock selection in the U.K. was the strongest contributor during the period as positions in Safestore Holdings (U.K.) and Hammerson (U.K.) added the most value. In the Americas, stock selection in the U.S. accounted for most of the outperformance within the region during the period. Favorable stock selection in the U.S. was the result of positioning across a number of property types, including the office and residential sectors, which outperformed in an investment market facing cross-currents of bottom-up strength but top-down softness via sluggish bond yields.

In the Americas region, at period end, we believed U.S. REITs offered an attractive combination of yield and growth in an improving macro-economic environment. Property types which will improve most quickly are those with short lease lengths and/or property types whose shares outperform in anticipation of this improvement, such as the lodging apartment and office companies focused on central business districts (CBD). Our office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan, as new supply continued to be muted. West coast markets, including San Francisco, Seattle, San Diego and west Los Angeles, are notably firming, although value can be found in bottoming suburban markets as well, which tend to have higher current yield and lower multiples. Dominant, high-quality regional mall companies also offered value as they continued to generate strong internal growth, despite decelerating retail sales which weighed on the shares. At period end, we remained cautious on healthcare and net lease property types, which generally generate lower organic growth but have been active with acquisitions as consolidation continues in two sizeable property types with highly fragmented ownership.

At period end, our European outlook was predicated on an improving economic framework and a sense of diminished risk in the eurozone. Investments were focused on those with higher growth characteristics, such as London office companies, as well as those with more value via current yield, including many companies in the eurozone, some of which may benefit potentially from increased corporate activity. There was opportunity in bottoming markets in the periphery including Spain, where opportunity funds are increasingly the “flavor of the month,” so disciplined underwriting remains critical.

In the Asia-Pacific region, we remained optimistic about Japanese real estate companies’ outlook and valuation, but remained cautious about China’s slowing growth and policy-driven headwinds. As of June 30, positioning in the Asia-Pacific region continued to tread carefully around decelerating economic growth in mainland China and policy-driven headwinds in the residential sector, where restrictions remained tight in markets, including Hong Kong,

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

Singapore and mainland China. We were more positive on Japan within the region, where we remained positive on Tokyo office companies, which have shown improved occupancies and accelerating rental growth after years of stagnation. Land values in Tokyo have improved and office vacancy has tightened. Australian property companies continued to offer an attractive combination of yield and growth, and we were attracted to the residential and industrial sectors but remained somewhat cautious on the sluggish office market.

We continued to believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	11.48	14.67	16.06	7.84
Class B	11.25	14.34	15.76	7.57
Class E	11.32	14.40	15.88	7.69
FTSE EPRA/NAREIT Developed Index	12.21	14.38	17.41	9.12

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Mitsui Fudosan Co., Ltd.	3.8
Simon Property Group, Inc. (REIT)	3.6
Equity Residential (REIT)	2.9
Unibail-Rodamco SE (REIT)	2.8
Host Hotels & Resorts, Inc. (REIT)	2.7
Mitsubishi Estate Co., Ltd.	2.6
Health Care REIT, Inc. (REIT)	2.5
Land Securities Group plc (REIT)	2.5
ProLogis, Inc. (REIT)	2.4
AvalonBay Communities, Inc. (REIT)	2.2

Top Countries

% of Net Assets
United States	48.4
Japan	14.7
United Kingdom	7.8
Australia	6.9
France	5.8
Hong Kong	5.7
Singapore	3.0
Germany	1.9
Canada	1.7
Netherlands	1.3

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.64%	$1,000.00	$1,114.80	$3.36
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B	Actual	0.89%	$1,000.00	$1,112.50	$4.66
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E	Actual	0.79%	$1,000.00	$1,113.20	$4.14
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Australia—6.9%
Federation Centres, Ltd. (REIT)	7,022,900	$16,486,341
Goodman Group (REIT) (a)	5,982,883	28,506,700
Investa Office Fund (REIT)	3,471,907	11,135,775
Mirvac Group (REIT)	18,353,527	30,906,156
Scentre Group (REIT) (b)	4,934,462	14,889,437
Stockland (REIT) (a)	5,762,000	21,088,929
Westfield Corp. (REIT)	2,544,404	17,164,687

		140,178,025

Canada—1.7%
Boardwalk Real Estate Investment Trust (REIT)	165,600	10,127,975
Canadian Real Estate Investment Trust (REIT)	188,200	8,111,446
RioCan Real Estate Investment Trust (REIT)	635,000	16,252,144

		34,491,565

France—5.8%
Fonciere Des Regions (REIT) (a)	75,789	8,213,609
Gecina S.A. (REIT)	69,940	10,200,118
ICADE (REIT) (a)	76,921	8,242,824
Klepierre (REIT)	566,350	28,861,478
Mercialys S.A. (REIT)	257,060	5,990,981
Unibail-Rodamco SE (Euronext Amsterdam) (REIT)	170,562	49,566,817
Unibail-Rodamco SE (Euronext Paris) (REIT)	25,325	7,367,241

		118,443,068

Germany—1.9%
GAGFAH S.A. (b)	883,682	16,088,470
LEG Immobilien AG	331,530	22,333,680

		38,422,150

Hong Kong—5.7%
Hongkong Land Holdings, Ltd.	3,299,645	22,011,338
Link REIT (The) (REIT)	1,893,000	10,185,483
New World Development Co., Ltd.	4,439,000	5,057,619
Sino Land Co., Ltd.	2,508,175	4,121,268
Sun Hung Kai Properties, Ltd.	3,262,600	44,801,092
Swire Properties, Ltd.	5,597,900	16,361,449
Wharf Holdings, Ltd.	2,021,780	14,617,761

		117,156,010

Japan—14.7%
Activia Properties, Inc. (REIT)	960	8,443,751
GLP J-REIT (REIT)	5,485	6,143,150
Hulic Co., Ltd.	465,310	6,152,937
Japan Real Estate Investment Corp. (REIT)	3,979	23,186,707
Japan Retail Fund Investment Corp. (REIT)	11,870	26,705,388
Kenedix Realty Investment Corp. (REIT)	2,031	11,051,236
Mitsubishi Estate Co., Ltd.	2,114,856	52,323,708
Mitsui Fudosan Co., Ltd.	2,313,574	78,237,431
Nippon Prologis REIT, Inc. (REIT)	5,445	12,703,679
Orix JREIT, Inc. (REIT)	4,393	6,161,711
Sumitomo Realty & Development Co., Ltd.	1,013,600	43,613,164
Tokyo Tatemono Co., Ltd.	1,282,300	11,887,521
United Urban Investment Corp. (REIT)	8,367	13,509,033

		300,119,416

Netherlands—1.3%
Corio NV (REIT)	118,810	$6,068,907
Eurocommercial Properties NV (REIT)	164,257	8,098,931
Nieuwe Steen Investments NV (REIT)	2,031,840	12,797,512

		26,965,350

Singapore—3.0%
CapitaCommercial Trust (REIT) (a)	15,084,500	20,570,666
CapitaLand, Ltd.	1,189,000	3,051,556
Global Logistic Properties, Ltd.	11,528,400	24,964,593
Suntec Real Estate Investment Trust (REIT)	8,297,200	12,042,512

		60,629,327

Sweden—1.0%
Castellum AB	694,330	12,306,245
Fabege AB	135,200	1,912,118
Hufvudstaden AB - A Shares	522,248	7,325,070

		21,543,433

Switzerland—0.5%
PSP Swiss Property AG	121,532	11,438,280

United Kingdom—7.8%
British Land Co. plc (REIT)	2,456,540	29,508,645
Derwent London plc (REIT)	467,940	21,427,697
Great Portland Estates plc (REIT)	1,853,358	20,499,630
Hammerson plc (REIT)	2,598,113	25,765,426
Land Securities Group plc (REIT)	2,825,526	50,042,207
Safestore Holdings plc (REIT)	1,977,700	7,385,572
Unite Group plc	588,637	3,965,719

		158,594,896

United States—48.1%
American Homes 4 Rent (REIT) - Class A	113,600	2,017,536
American Realty Capital Properties, Inc. (REIT)	2,067,700	25,908,281
AvalonBay Communities, Inc. (REIT)	322,880	45,910,307
BioMed Realty Trust, Inc. (REIT)	733,400	16,010,122
Boston Properties, Inc. (REIT)	258,662	30,568,675
Brandywine Realty Trust (REIT)	597,200	9,316,320
Brixmor Property Group, Inc. (REIT) (a)	401,800	9,221,310
DCT Industrial Trust, Inc. (REIT)	1,378,709	11,319,201
DDR Corp. (REIT) (a)	1,409,333	24,846,541
Douglas Emmett, Inc. (REIT)	653,859	18,451,901
Duke Realty Corp. (REIT)	1,209,723	21,968,570
Equity Residential (REIT)	926,050	58,341,150
Essex Property Trust, Inc. (REIT)	199,430	36,876,601
Extended Stay America, Inc. (a)	46,900	1,086,204
Federal Realty Investment Trust (REIT)	50,670	6,127,016
General Growth Properties, Inc. (REIT)	1,703,644	40,137,853
HCP, Inc. (REIT)	146,243	6,051,535
Health Care REIT, Inc. (REIT)	817,557	51,236,297
Healthcare Realty Trust, Inc. (REIT)	567,675	14,430,299
Healthcare Trust of America, Inc. (REIT) - Class A	491,000	5,911,640
Highwoods Properties, Inc. (REIT) (a)	150,878	6,329,332
Hilton Worldwide Holdings, Inc. (b)	707,500	16,484,750

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
Host Hotels & Resorts, Inc. (REIT)	2,515,577	$55,367,850
Kilroy Realty Corp. (REIT) (a)	501,700	31,245,876
Kimco Realty Corp. (REIT)	866,800	19,919,064
Lexington Realty Trust (REIT) (a)	986,539	10,861,794
Liberty Property Trust (REIT)	462,285	17,534,470
Macerich Co. (The) (REIT)	368,988	24,629,949
Pebblebrook Hotel Trust (REIT)	215,500	7,964,880
Post Properties, Inc. (REIT)	314,200	16,797,132
ProLogis, Inc. (REIT)	1,175,802	48,313,704
Public Storage (REIT)	142,860	24,479,061
Ramco-Gershenson Properties Trust (REIT)	328,400	5,458,008
Realty Income Corp. (REIT) (a)	45,821	2,035,369
Senior Housing Properties Trust (REIT)	255,929	6,216,515
Simon Property Group, Inc. (REIT)	445,579	74,090,876
SL Green Realty Corp. (REIT)	361,260	39,525,457
Spirit Realty Capital, Inc. (REIT)	1,846,200	20,972,832
Strategic Hotels & Resorts, Inc. (REIT) (b)	691,200	8,093,952
Sunstone Hotel Investors, Inc. (REIT)	679,300	10,141,949
Tanger Factory Outlet Centers, Inc. (REIT) (a)	172,667	6,038,165
Taubman Centers, Inc. (REIT)	189,632	14,376,002
UDR, Inc. (REIT)	1,211,475	34,684,529
Vornado Realty Trust (REIT)	380,952	40,659,007
Washington Prime Group, Inc. (REIT) (b)	222,789	4,175,066

		982,132,948

Total Common Stocks (Cost $1,670,359,757)		2,010,114,468

Warrant—0.0%

Hong Kong—0.0%
Sun Hung Kai Properties, Ltd., Expires 04/22/16 (b) (Cost $0)	168,800	220,409

Short-Term Investments—4.8%

Mutual Fund—4.5%
State Street Navigator Securities Lending MET Portfolio (c)	91,594,760	91,594,760

Security Description	Principal Amount*	Value

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $5,456,500 on 07/01/14, collateralized by $5,440,000 U.S. Treasury Note at 2.375% due 02/28/15 with a value of $5,569,200.	5,456,500	5,456,500

Total Short-Term Investments (Cost $97,051,260)		97,051,260

Total Investments—103.2% (Cost $1,767,411,017) (d)		2,107,386,137
Other assets and liabilities (net)—(3.2)%		(64,845,261)

Net Assets—100.0%		$2,042,540,876

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $95,783,357 and the collateral received consisted of cash in the amount of $91,594,760 and non-cash collateral with a value of $8,047,038. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,767,411,017. The aggregate unrealized appreciation and depreciation of investments were $345,268,689 and $(5,293,569), respectively, resulting in net unrealized appreciation of $339,975,120.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Retail REIT’s	22.7
Diversified REIT’s	17.7
Office REIT’s	12.5
Diversified Real Estate Activities	12.4
Residential REIT’s	10.0
Specialized REIT’s	9.7
Real Estate Operating Companies	7.1
Industrial REIT’s	5.2
Hotels, Resorts & Cruise Lines	0.9
Real Estate Development	0.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$14,889,437	$125,288,588	$—	$140,178,025
Canada	34,491,565	—	—	34,491,565
France	7,367,241	111,075,827	—	118,443,068
Germany	—	38,422,150	—	38,422,150
Hong Kong	—	117,156,010	—	117,156,010
Japan	—	300,119,416	—	300,119,416
Netherlands	—	26,965,350	—	26,965,350
Singapore	—	60,629,327	—	60,629,327
Sweden	—	21,543,433	—	21,543,433
Switzerland	—	11,438,280	—	11,438,280
United Kingdom	—	158,594,896	—	158,594,896
United States	982,132,948	—	—	982,132,948
Total Common Stocks	1,038,881,191	971,233,277	—	2,010,114,468
Total Warrant*	220,409	—	—	220,409
Short-Term Investments
Mutual Fund	91,594,760	—	—	91,594,760
Repurchase Agreement	—	5,456,500	—	5,456,500
Total Short-Term Investments	91,594,760	5,456,500	—	97,051,260
Total Investments	$1,130,696,360	$976,689,777	$—	$2,107,386,137

Collateral for securities loaned (Liability)	$—	$(91,594,760)	$—	$(91,594,760)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,107,386,137
Cash denominated in foreign currencies (c)	403,157
Receivable for:
Investments sold	23,256,096
Fund shares sold	80,575
Dividends	7,949,872
Prepaid expenses	49

Total Assets	2,139,075,886
Liabilities
Collateral for securities loaned	91,594,760
Payables for:
Investments purchased	1,645,752
Fund shares redeemed	1,771,186
Accrued expenses:
Management fees	992,366
Distribution and service fees	152,750
Deferred trustees’ fees	58,994
Other expenses	319,202

Total Liabilities	96,535,010

Net Assets	$2,042,540,876

Net assets consist of:
Paid in surplus	$2,051,166,470
Distributions in excess of net investment income	(20,923,115)
Accumulated net realized loss	(327,697,957)
Unrealized appreciation on investments and foreign currency transactions	339,995,478

Net Assets	$2,042,540,876

Net Assets
Class A	$1,281,395,670
Class B	715,881,738
Class E	45,263,468
Capital Shares Outstanding*
Class A	105,113,389
Class B	58,950,270
Class E	3,715,471
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.19
Class B	12.14
Class E	12.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,767,411,017.
(b)	Includes securities loaned at value of $95,783,357.
(c)	Identified cost of cash denominated in foreign currencies was $402,718.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$32,531,013
Interest	76
Securities lending income	447,371

Total investment income	32,978,460
Expenses
Management fees	5,551,028
Administration fees	21,671
Custodian and accounting fees	253,700
Distribution and service fees—Class B	734,360
Distribution and service fees—Class E	32,298
Audit and tax services	24,287
Legal	15,668
Trustees’ fees and expenses	22,086
Shareholder reporting	77,858
Insurance	5,564
Miscellaneous	11,773

Total expenses	6,750,293
Less broker commission recapture	(136,078)

Net expenses	6,614,215

Net Investment Income	26,364,245

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	69,006,376
Foreign currency transactions	(35,364)

Net realized gain	68,971,012

Net change in unrealized appreciation on:
Investments	112,859,506
Foreign currency transactions	33,272

Net change in unrealized appreciation	112,892,778

Net realized and unrealized gain	181,863,790

Net Increase in Net Assets From Operations	$208,228,035

(a)	Net of foreign withholding taxes of $2,548,589.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,364,245	$35,328,399
Net realized gain	68,971,012	115,426,447
Net change in unrealized appreciation (depreciation)	112,892,778	(90,627,675)

Increase in net assets from operations	208,228,035	60,127,171

From Distributions to Shareholders
Net investment income
Class A	(23,262,027)	(80,780,804)
Class B	(8,533,728)	(36,595,373)
Class E	(725,223)	(2,984,361)

Total distributions	(32,520,978)	(120,360,538)

Increase in net assets from capital share transactions	97,853,496	188,328,915

Total increase in net assets	273,560,553	128,095,548

Net Assets
Beginning of period	1,768,980,323	1,640,884,775

End of period	$2,042,540,876	$1,768,980,323

Distributions in excess of net investments income
End of period	$(20,923,115)	$(14,766,382)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,773,655	$65,645,519	13,771,107	$161,126,875
Reinvestments	2,040,529	23,262,027	6,916,165	80,780,804
Redemptions	(10,378,974)	(120,549,967)	(6,954,377)	(81,838,491)

Net increase (decrease)	(2,564,790)	$(31,642,421)	13,732,895	$160,069,188

Class B
Sales	4,444,513	$50,858,691	6,422,374	$72,661,651
Fund subscription in kind	11,028,735	126,168,723 (a)	0	0
Reinvestments	751,208	8,533,728	3,143,932	36,595,373
Redemptions	(4,732,911)	(54,673,518)	(7,402,764)	(83,620,087)

Net increase	11,491,545	$130,887,624	2,163,542	$25,636,937

Class E
Sales	154,129	$1,795,292	584,704	$6,696,848
Reinvestments	63,616	725,223	255,510	2,984,361
Redemptions	(338,688)	(3,912,222)	(619,786)	(7,058,419)

Net increase (decrease)	(120,943)	$(1,391,707)	220,428	$2,622,790

Increase derived from capital shares transactions		$97,853,496		$188,328,915

(a)	Includes cash and securities amounting to $6,771,829 and $119,396,894, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.14		$11.50	$9.32	$10.23	$9.58	$7.40

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.24	0.27	0.23	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.10		0.23	2.15	(0.73)	1.20	2.21

Total from investment operations	1.26		0.47	2.42	(0.50)	1.47	2.45

Less Distributions
Distributions from net investment income	(0.21)		(0.83)	(0.24)	(0.41)	(0.82)	(0.27)

Total distributions	(0.21)		(0.83)	(0.24)	(0.41)	(0.82)	(0.27)

Net Asset Value, End of Period	$12.19		$11.14	$11.50	$9.32	$10.23	$9.58

Total Return (%) (b)	11.48	(c)	3.76	26.30	(5.28)	16.28	35.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	(d)	0.65	0.66	0.67	0.69	0.73
Ratio of net investment income to average net assets (%)	2.88	(d)	2.12	2.54	2.35	2.86	3.16
Portfolio turnover rate (%)	22	(c)	36	43	31	55	66
Net assets, end of period (in millions)	$1,281.4		$1,200.0	$1,080.7	$939.0	$859.6	$727.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09		$11.45	$9.28	$10.20	$9.55	$7.37

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.21	0.24	0.21	0.24	0.22
Net realized and unrealized gain (loss) on investments	1.08		0.23	2.14	(0.74)	1.21	2.21

Total from investment operations	1.24		0.44	2.38	(0.53)	1.45	2.43

Less Distributions
Distributions from net investment income	(0.19)		(0.80)	(0.21)	(0.39)	(0.80)	(0.25)

Total distributions	(0.19)		(0.80)	(0.21)	(0.39)	(0.80)	(0.25)

Net Asset Value, End of Period	$12.14		$11.09	$11.45	$9.28	$10.20	$9.55

Total Return (%) (b)	11.25	(c)	3.55	25.99	(5.59)	16.10	34.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	(d)	0.90	0.91	0.92	0.94	0.98
Ratio of net investment income to average net assets (%)	2.73	(d)	1.86	2.29	2.09	2.60	2.90
Portfolio turnover rate (%)	22	(c)	36	43	31	55	66
Net assets, end of period (in millions)	$715.9		$526.2	$518.7	$443.6	$461.3	$388.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.13		$11.49	$9.31	$10.22	$9.57	$7.38

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.22	0.25	0.22	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.09		0.24	2.15	(0.74)	1.21	2.22

Total from investment operations	1.25		0.46	2.40	(0.52)	1.46	2.45

Less Distributions
Distributions from net investment income	(0.20)		(0.82)	(0.22)	(0.39)	(0.81)	(0.26)

Total distributions	(0.20)		(0.82)	(0.22)	(0.39)	(0.81)	(0.26)

Net Asset Value, End of Period	$12.18		$11.13	$11.49	$9.31	$10.22	$9.57

Total Return (%) (b)	11.32	(c)	3.63	26.13	(5.41)	16.14	34.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	(d)	0.80	0.81	0.82	0.84	0.88
Ratio of net investment income to average net assets (%)	2.73	(d)	1.96	2.38	2.17	2.68	3.02
Portfolio turnover rate (%)	22	(c)	36	43	31	55	66
Net assets, end of period (in millions)	$45.3		$42.7	$41.5	$35.3	$41.9	$40.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs), and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $5,456,500, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$415,537,622	$0	$446,967,324

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$5,551,028	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$120,360,538	$34,915,015	$—	$—	$120,360,538	$34,915,015

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$32,864,827	$—	$166,597,966	$(383,741,558)	$(184,278,765)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $72,635,445.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$64,711,670	$231,334,681	$87,695,207	$383,741,558

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 14.79%, 14.70%, and 14.71%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 5.98%.

MARKET ENVIRONMENT / CONDITIONS

Following on the S&P 500 Index’s 32.39% return in 2013, the market’s resilience so far this year has surprised us. For the first six months of 2014, the S&P 500 Index returned 7.1%. After starting the second quarter with a mild correction, most major stock market averages rallied broadly in May and June to close the six-month period at or near all-time highs. It is notable that the U.S. stock market reached these new highs despite the unrest in Ukraine and a continuation of the March rotation out of momentum stocks that held back returns in April. Solid earnings and strong U.S. economic data drove positive May and June results. The U.S. economy accelerated during the first half of the year, and estimates for second quarter gross domestic product (GDP) growth are about 3%. Despite the robust economic news and the U.S. Federal Reserve’s tapering of its quantitative easing policies, U.S. interest rates remained very low. Additionally, the CBOE Volatility Index, a measure of stock market risk, fell to near record lows during the quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the six-month period ended June 30, 2014, relative to the benchmark Russell 3000 Growth Index, both overall stock selection and overall sector allocation made positive contributions to the Portfolio’s outperformance. In particular, stock selection in the Health Care, Information Technology (“IT”), Consumer Discretionary, and Energy sectors made significant contributions to relative performance. Overweights to the Energy and Health Care sectors also contributed significantly to relative performance for the period.

Portfolio performance for the six-month period has been driven in large part by companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment, as well as by companies that have used the benefit of low interest rates to properly allocate capital. Because ours is a concentrated, high-conviction portfolio, we normally do not own stocks in every part of the market. We use a bottom-up approach to building a portfolio and the sectors in which we maintain key exposures, including Health Care, Media, Technology, and Energy, have continued to deliver good fundamental business growth this year, driven in many cases by innovation and/or pricing power. When economic growth is scarce, as the case has been, many of our businesses have been able to use their solid balance sheets and strong free cash flows to make accretive acquisitions, or have found themselves targets of M&A transactions.

Leading individual contributors to relative Portfolio performance during the period included Forest Laboratories, Inc. and Biogen Idec, Inc. in the Health Care sector, Anadarko Petroleum Corp. and Weatherford International plc in the Energy sector, and SanDisk Corp. in the IT sector.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Cree, Inc. in the IT sector, Core Laboratories NV in the Energy sector, AMC Networks, Inc. and Liberty Media Corp. in the Consumer Discretionary sector and ADT Corp. in the Industrials sector.

During the period, the Portfolio added a new position in Nuance Communications, Inc. in the IT sector. The company provides software and other technologies and systems for voice and speech recognition used in a range of mobile, automotive, telephone, consumer and business applications. NOW, Inc. in the Industrials sector was a new position during the period that was spun off from existing Energy sector holding National Oilwell Varco, Inc.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

During the six-month period ended June 30, 2014, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (37.44%), Consumer Discretionary (19.56%), IT (17.39%), Energy (15.25%), Industrials (8.90%), and Materials (1.11%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecommunication, or Utilities sectors. As usual, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

At the close of the period, our outlook remained consistent with our statements in previous commentaries. We continued to believe that economic growth, both in the U.S. and developed world, remained subdued. Both short- and long-term interest rates remained near historical lows. Our focus remained on finding companies that can grow given this backdrop. We continued to expect the relatively easy money borrowing environment to result in continued consolidation in certain sectors of the market.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	14.79	36.39	25.60	9.63
Class B	14.70	36.04	25.30	9.37
Class E	14.71	36.18	25.43	9.48
Russell 3000 Growth Index	5.98	26.75	19.34	8.27

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.9
Anadarko Petroleum Corp.	6.9
UnitedHealth Group, Inc.	6.5
Forest Laboratories, Inc.	6.4
Amgen, Inc.	5.7
Comcast Corp. - Special Class A	5.6
Weatherford International plc	4.6
SanDisk Corp.	4.0
Seagate Technology plc	3.7
Pall Corp.	2.5

Top Sectors

% of Net Assets
Health Care	36.7
Consumer Discretionary	19.1
Information Technology	18.3
Energy	16.1
Industrials	8.8
Materials	1.1

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,147.90	$2.98
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,147.00	$4.31
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)	Actual	0.71%	$1,000.00	$1,147.10	$3.78
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—100.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Engility Holdings, Inc. (a)	57,266	$2,190,997
L-3 Communications Holdings, Inc.	582,900	70,385,175

		72,576,172

Biotechnology—18.6%
Agios Pharmaceuticals, Inc. (a) (b)	30,800	1,411,256
Amgen, Inc.	1,830,100	216,628,937
Biogen Idec, Inc. (a)	1,177,860	371,391,036
ImmunoGen, Inc. (a) (b)	499,700	5,921,445
Isis Pharmaceuticals, Inc. (a) (b)	498,335	17,167,641
Vertex Pharmaceuticals, Inc. (a)	932,672	88,305,385

		700,825,700

Commercial Services & Supplies—2.4%
ADT Corp. (The) (b)	701,612	24,514,323
Tyco International, Ltd.	1,473,125	67,174,500

		91,688,823

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	3,998,425

Construction & Engineering—1.1%
Fluor Corp.	519,410	39,942,629

Electronic Equipment, Instruments & Components—2.5%
Dolby Laboratories, Inc. - Class A (a) (b)	295,300	12,756,960
TE Connectivity, Ltd.	1,289,625	79,750,410

		92,507,370

Energy Equipment & Services—9.0%
Core Laboratories NV	514,070	85,880,534
Frank’s International NV (b)	30,500	750,300
National Oilwell Varco, Inc.	916,878	75,504,904
Weatherford International plc (a)	7,614,500	175,133,500

		337,269,238

Health Care Equipment & Supplies—2.2%
Covidien plc	901,025	81,254,435
Wright Medical Group, Inc. (a)	56,921	1,787,319

		83,041,754

Health Care Providers & Services—6.5%
UnitedHealth Group, Inc.	3,018,200	246,737,850

Internet & Catalog Retail—1.8%
Liberty Interactive Corp. - Class A (a)	1,867,200	54,820,992
Liberty Ventures - Series A (a)	154,420	11,396,196

		66,217,188

Internet Software & Services—1.0%
Facebook, Inc. - Class A (a)	535,500	36,033,795

Machinery—3.1%
Pall Corp.	1,094,100	$93,425,199
Pentair plc	339,804	24,506,664

		117,931,863

Media—17.3%
AMC Networks, Inc. - Class A (a)	825,825	50,779,979
Cablevision Systems Corp. - Class A (b)	3,393,100	59,888,215
CBS Corp. - Class B	323,200	20,083,648
Comcast Corp. - Class A	795,200	42,686,336
Comcast Corp. - Special Class A	3,979,400	212,221,402
DIRECTV (a)	929,375	79,006,169
Liberty Global plc - Class A (a)	299,400	13,239,468
Liberty Global plc - Series C (a)	299,400	12,667,614
Liberty Media Corp. - Class A (a)	470,588	64,319,968
Madison Square Garden Co. (The) - Class A (a)	858,150	53,591,467
Starz - Class A (a) (b)	513,888	15,308,724
Viacom, Inc. - Class B	344,700	29,895,831

		653,688,821

Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	770,800	28,134,200
Nucor Corp.	274,700	13,528,975

		41,663,175

Oil, Gas & Consumable Fuels—7.2%
Anadarko Petroleum Corp.	2,389,860	261,617,974
Newfield Exploration Co. (a)	205,400	9,078,680

		270,696,654

Pharmaceuticals—9.3%
Forest Laboratories, Inc. (a)	2,425,500	240,124,500
Mallinckrodt plc (a) (b)	143,915	11,516,078
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	15,626,402
Valeant Pharmaceuticals International, Inc. (a)	663,070	83,626,389

		350,893,369

Semiconductors & Semiconductor Equipment—4.5%
Broadcom Corp. - Class A	2,035,545	75,559,431
Cree, Inc. (a) (b)	1,087,200	54,305,640
Intel Corp.	1,288,348	39,809,953

		169,675,024

Software—2.6%
Advent Software, Inc.	8,700	283,359
Autodesk, Inc. (a)	944,300	53,239,634
Citrix Systems, Inc. (a)	616,100	38,537,055
Nuance Communications, Inc. (a) (b)	400,000	7,508,000

		99,568,048

Technology Hardware, Storage & Peripherals—7.7%
SanDisk Corp.	1,443,190	150,712,332
Seagate Technology plc (b)	2,448,500	139,123,770

		289,836,102

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—0.2%
NOW, Inc. (a)	229,219	$8,300,020

Total Common Stocks (Cost $2,424,848,792)		3,773,092,020

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group, Inc. (a) (Cost $573,350)	229,340	341,716

Short-Term Investment—5.9%

Mutual Fund—5.9%
State Street Navigator Securities Lending MET Portfolio (c)	221,194,869	221,194,869

Total Short-Term Investment (Cost $221,194,869)		221,194,869

Total Investments—106.0% (Cost $2,646,617,011) (d)		3,994,628,605
Other assets and liabilities (net)—(6.0)%		(226,934,210)

Net Assets—100.0%		$3,767,694,395

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $221,636,071 and the collateral received consisted of cash in the amount of $221,194,869 and non-cash collateral with a value of $4,294,221. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $2,646,617,011. The aggregate unrealized appreciation and depreciation of investments were $1,350,638,448 and $(2,626,854), respectively, resulting in net unrealized appreciation of $1,348,011,594.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,773,092,020	$—	$—	$3,773,092,020
Total Rights*	341,716	—	—	341,716
Total Short-Term Investment	221,194,869	—	—	221,194,869
Total Investments	$3,994,628,605	$—	$—	$3,994,628,605

Collateral for securities loaned (Liability)	$—	$(221,194,869)	$—	$(221,194,869)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,994,628,605
Receivable for:
Fund shares sold	1,072,314
Dividends	1,673,563
Prepaid expenses	754

Total Assets	3,997,375,236
Liabilities
Due to custodian	2,437,902
Collateral for securities loaned	221,194,869
Payables for:
Fund shares redeemed	3,770,469
Accrued expenses:
Management fees	1,646,840
Distribution and service fees	274,456
Deferred trustees’ fees	127,985
Other expenses	228,320

Total Liabilities	229,680,841

Net Assets	$3,767,694,395

Net assets consist of:
Paid in surplus	$3,384,641,821
Undistributed net investment income	6,662,448
Accumulated net realized loss	(971,628,532)
Unrealized appreciation on investments and foreign currency transactions	1,348,018,658

Net Assets	$3,767,694,395

Net Assets
Class A	$2,384,300,021
Class B	1,330,907,719
Class E	52,486,655
Capital Shares Outstanding*
Class A	154,905,941
Class B	88,483,753
Class E	3,458,336
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.39
Class B	15.04
Class E	15.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,646,617,011.
(b)	Includes securities loaned at value of $221,636,071.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$15,037,499
Securities lending income	172,288

Total investment income	15,209,787
Expenses
Management fees	7,679,065
Administration fees	31,420
Custodian and accounting fees	72,770
Distribution and service fees—Class B	1,160,436
Distribution and service fees—Class E	25,740
Audit and tax services	18,315
Legal	15,800
Trustees’ fees and expenses	23,645
Shareholder reporting	43,723
Insurance	5,850
Miscellaneous	7,778

Total expenses	9,084,542
Less management fee waiver	(255,423)
Less broker commission recapture	(1,485)

Net expenses	8,827,634

Net Investment Income	6,382,153

Net Realized and Unrealized Gain
Net realized gain on investments	89,554,996

Net change in unrealized appreciation (depreciation) on:
Investments	338,273,200
Foreign currency transactions	(1,023)

Net change in unrealized appreciation	338,272,177

Net realized and unrealized gain	427,827,173

Net Increase in Net Assets From Operations	$434,209,326

(a)	Net of foreign withholding taxes of $98,334.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,382,153	$6,270,261
Net realized gain	89,554,996	88,294,221
Net change in unrealized appreciation	338,272,177	576,561,657

Increase in net assets from operations	434,209,326	671,126,139

From Distributions to Shareholders
Net investment income
Class A	(4,659,929)	(5,041,108)
Class B	(980,727)	(1,291,219)
Class E	(52,111)	(59,787)

Total distributions	(5,692,767)	(6,392,114)

Increase in net assets from capital share transactions	1,090,774,488	124,107,518

Total increase in net assets	1,519,291,047	788,841,543

Net Assets
Beginning of period	2,248,403,348	1,459,561,805

End of period	$3,767,694,395	$2,248,403,348

Undistributed net investment income
End of period	$6,662,448	$5,973,062

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	9,027,746	$127,555,326	24,795,424	$296,086,154
Shares issued through acquisition	52,772,184	743,032,347	0	0
Reinvestments	334,045	4,659,929	484,256	5,041,108
Redemptions	(18,460,188)	(261,936,472)	(19,304,630)	(220,349,977)

Net increase	43,673,787	$613,311,130	5,975,050	$80,777,285

Class B
Sales	4,378,952	$60,710,866	14,022,239	$159,108,442
Shares issued through acquisition	37,694,063	519,047,253	0	0
Reinvestments	71,901	980,727	126,839	1,291,219
Redemptions	(9,054,502)	(125,511,513)	(10,434,473)	(116,158,981)

Net increase	33,090,414	$455,227,333	3,714,605	$44,240,680

Class E
Sales	237,899	$3,334,710	449,876	$5,186,622
Shares issued through acquisition	3,216,498	44,677,162	0	0
Reinvestments	3,787	52,111	5,821	59,787
Redemptions	(1,854,002)	(25,827,958)	(543,104)	(6,156,856)

Net increase (decrease)	1,604,182	$22,236,025	(87,407)	$(910,447)

Increase derived from capital shares transactions		$1,090,774,488		$124,107,518

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$13.45		$9.26	$7.81		$7.55	$6.09		$4.57

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.05	0.05		0.02	0.01		0.00 (b)
Net realized and unrealized gain on investments	1.95		4.19	1.42		0.25	1.45		1.53

Total from investment operations	1.99		4.24	1.47		0.27	1.46		1.53

Less Distributions
Distributions from net investment income	(0.05)		(0.05)	(0.02)		(0.01)	(0.00	) (c)	(0.01)

Total distributions	(0.05)		(0.05)	(0.02)		(0.01)	(0.00	) (c)	(0.01)

Net Asset Value, End of Period	$15.39		$13.45	$9.26		$7.81	$7.55		$6.09

Total Return (%) (d)	14.79	(e)	45.90	18.81		3.55	24.05		33.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(f)	0.61	0.64		0.65	0.68		0.67
Net ratio of expenses to average net assets (%) (g)	0.56	(f)	0.61	0.64		0.65	0.68		0.67
Ratio of net investment income to average net assets (%)	0.55	(f)	0.43	0.61		0.27	0.19		0.11
Portfolio turnover rate (%)	0	(e)(h)	7	4		6	1		3
Net assets, end of period (in millions)	$2,384.3		$1,496.3	$974.5		$657.9	$585.2		$493.9

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$13.13		$9.04	$7.63		$7.39	$5.97		$4.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.02	0.03		0.00 (b)	0.00	(b)	(0.01)
Net realized and unrealized gain on investments	1.91		4.10	1.38		0.24	1.42		1.49

Total from investment operations	1.93		4.12	1.41		0.24	1.42		1.48

Less Distributions
Distributions from net investment income	(0.02)		(0.03)	(0.00	)(c)	0.00	0.00		0.00

Total distributions	(0.02)		(0.03)	(0.00	)(c)	0.00	0.00		0.00

Net Asset Value, End of Period	$15.04		$13.13	$9.04		$7.63	$7.39		$5.97

Total Return (%) (d)	14.70	(e)	45.60	18.51		3.25	23.79		32.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(f)	0.86	0.89		0.90	0.93		0.92
Net ratio of expenses to average net assets (%) (g)	0.81	(f)	0.86	0.89		0.90	0.93		0.92
Ratio of net investment income (loss) to average net assets (%)	0.31	(f)	0.18	0.31		0.04	(0.06)		(0.16)
Portfolio turnover rate (%)	0	(e)(h)	7	4		6	1		3
Net assets, end of period (in millions)	$1,330.9		$727.5	$467.3		$421.4	$197.5		$152.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$13.26		$9.12	$7.70	$7.44	$6.01		$4.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.03	0.03	0.01	0.00	(b)	(0.00	)(b)
Net realized and unrealized gain on investments	1.92		4.14	1.40	0.25	1.43		1.50

Total from investment operations	1.95		4.17	1.43	0.26	1.43		1.50

Less Distributions
Distributions from net investment income	(0.03)		(0.03)	(0.01)	0.00	0.00		0.00

Total distributions	(0.03)		(0.03)	(0.01)	0.00	0.00		0.00

Net Asset Value, End of Period	$15.18		$13.26	$9.12	$7.70	$7.44		$6.01

Total Return (%) (d)	14.71	(e)	45.85	18.57	3.49	23.79		33.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(f)	0.76	0.79	0.80	0.83		0.82
Net ratio of expenses to average net assets (%) (g)	0.71	(f)	0.76	0.79	0.80	0.83		0.82
Ratio of net investment income (loss) to average net assets (%)	0.43	(f)	0.28	0.40	0.18	0.00	(i)	(0.06)
Portfolio turnover rate (%)	0	(e)(h)	7	4	6	1		3
Net assets, end of period (in millions)	$52.5		$24.6	$17.7	$17.2	$3.3		$3.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Rounds to less than 1%.
(i)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and, futures reclass. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$3,822,879	$0	$163,870,915

With respect to the Portfolio’s merger with ClearBridge Aggressive Growth Portfolio II (see Note 8) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $1,176,671,634 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,679,065	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	On amounts in excess of $2.85 billion

The Subadviser had agreed for the period from November 1, 2013 through April 27, 2014, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio and the ClearBridge Aggressive Growth Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. In addition to the above advisory fee agreement, the Adviser has contractually agreed to reduce its Advisory fee for managing the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$6,392,114	$1,609,859	$—	$—	$6,392,114	$1,609,859

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,046,570	$—	$885,763,004	$(1,061,123,067)	$(169,313,493)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $88,252,913.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/15	Expiring 12/31/16		Expiring 12/31/17	Expiring 12/31/18	Total
$257,079,629	$659,613,130	*	$130,530,096	$13,900,212	$1,061,123,067

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

8. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,458,844,544, $750,816,679 and $26,132,387, respectively, acquired all of the assets and liabilities of ClearBridge Aggressive Growth Portfolio II of the Trust (“ClearBridge Aggressive Growth Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 52,772,184 Class A shares of the Portfolio (valued at $743,032,347) for 19,421,836 Class A shares of ClearBridge Aggressive Growth Portfolio II, 37,694,063 Class B shares of the Portfolio (valued at $519,047,253) for 15,292,346 Class B shares of ClearBridge Aggressive Growth Portfolio II and 3,216,498 Class E shares of the Portfolio (valued at $44,677,162) for 1,247,466 Class E shares of ClearBridge Aggressive Growth Portfolio II. Each shareholder of ClearBridge Aggressive Growth Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014 The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by ClearBridge Aggressive Growth Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by ClearBridge Aggressive Growth Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

ClearBridge Aggressive Growth Portfolio II’s net assets on April 25, 2014, were $743,032,347, $519,047,253 and $44,677,162 for Class A, Class B and Class E shares, respectively, including investments valued at $1,306,129,563 with a cost basis of $1,182,214,634. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from ClearBridge Aggressive Growth Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,542,550,372, which included $123,923,016 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the period ended June 30, 2014 are as follows:

Net Investment income	$7,347,027	(a)
Net realized and unrealized gain on investments	$488,461,102	(b)

Net increase in net assets from operations	$495,808,129

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ClearBridge Aggressive Growth Portfolio II that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$6,382,153 net investment income as reported, plus $950,528 from ClearBridge Aggressive Growth Portfolio II pre-merger net investment income, minus $23,126 in higher net advisory fees, plus $37,472 of pro-forma eliminated other expenses.
(b)	$1,348,018,658 unrealized appreciation as reported, minus $958,055,577 pro-forma December 31, 2013 unrealized depreciation, plus $89,554,996 net realized gain as reported, plus $8,943,025 in net realized gain from ClearBridge Aggressive Growth Portfolio II pre-merger.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 21, 2014, the shareholders of the portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of Aggressive Growth II to, and the assumption of the liabilities of Aggressive Growth II by, the ClearBridge Aggressive Growth Portfolio, (“Aggressive Growth”), a series of the Met Investors Series Trust, in exchange for shares of Aggressive Growth and the distribution of such shares to the shareholders of Aggressive Growth II in complete liquidation of Aggressive Growth II.	11,823,461.567	475,209.272	1,132,108.986	13,430,779.825

MIST-18

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 8.63% and 8.43%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 11.14%.

MARKET ENVIRONMENT / CONDITIONS

Following weakness in January, U.S. equities rallied sharply in February, and then edged higher in March. The S&P 500 Index finished the first quarter up 1.81%. The S&P 500 Index ended March near a record high made earlier in the first quarter as bullish sentiment prevailed amid mixed economic news. The housing market continued to recover but the labor market disappointed. Additionally, fourth quarter 2013 gross domestic product (“GDP”) was revised downward to 2.6%. The Federal Reserve Board (the “Fed”) continued to reduce asset purchases and suggested a more hawkish stance in March, dropping the threshold of 6.5% unemployment as a condition for raising interest rates while Fed Chair Yellen implied that rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus. Within the Index, continued appetite for mergers and acquisitions and initial public offerings drove strong returns in the Information Technology (“IT”) and Health Care sectors. Only the Consumer Discretionary sector declined during the first quarter.

U.S. equities gained steadily through the second quarter. The S&P 500 Index rose 2.07% in June, finishing the second quarter up 5.23% and lifting year-to-date returns to 7.14%. The Index continued to make fresh highs through June amidst continued low volatility. First quarter GDP was revised down to a contraction of 2.1%, largely due to disruption from severe winter weather. However, other economic data suggested that the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May and the national manufacturing PMI, which rose to 56.4 from 55.4 in April, showed the strongest reading in the past three months. The Energy sector led returns in June as oil prices continued to climb higher through the quarter. IT and Health Care stocks continued to benefit from a robust merger and acquisition market in the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2014, stock selection within the Consumer Discretionary and Financials sectors detracted from relative returns, while selection in the Consumer Staples and Energy sectors contributed positively.

Within the Consumer Discretionary sector, PVH Corp. detracted from returns. Shares of the clothing company declined after reporting fiscal first quarter earnings that were slightly below consensus expectations and management lowered its full year guidance. While disappointed by the results, we believe the issues PVH Corp. is facing are industry-wide and transient in nature. In particular, most vendors and retailers continue to be negatively impacted by the harsh winter, leading to excess inventories. Specialty retailers and department stores have been cutting prices in order to clear inventories in time for the next season. PVH Corp. remains one of our best positioned companies and we believe 2014 will continue to be a harvest year for the company’s Warnaco acquisition. In addition, we believe that as PVH Corp.’s higher margin brands, Tommy Hilfiger and Calvin Klein, grow faster, the company’s operating profit growth could accelerate meaningfully. At the Portfolio level, our investment in Triumph Group, Inc., a building materials company, was a top detractor from performance. At the beginning of 2014, its shares traded sharply lower after the company reported weaker-than-anticipated fiscal third quarter results and, in our view, conservative forward-looking earnings estimates. Management cited additional charges to the 747-8 program and weakness in military spending behind its forward-looking guidance. Despite the weakness, we remained positive regarding management’s ability to meet expectations, contain the recent production issues and strengthen margins. In May, the company reported positive fiscal fourth quarter results, as earnings exceeded consensus estimates. This was partially due to improved margins and better than expected revenue growth in its aerospace unit. In line with our thesis, the company also revealed that it had repurchased roughly 300,000 shares during the quarter and announced an increase to its share buyback authorization. At period end, we continued to anticipate an improvement in demand in the latter half of 2014. We also believe that recent acquisitions of General Donlee, a precision-machine products manufacturer and Primus Composites, a global composites supplier, can potentially be accretive to the business.

Within the Consumer Staples sector and at the overall Portfolio level, Keurig Green Mountain, Inc. formerly known as Green Mountain Coffee Roasters, was the top contributor to performance. Shares of the leader in specialty coffee and coffeemakers rallied after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with Green Mountain’s Keurig Cold beverage system. We initiated our position in Green Mountain because we believed that K-Cups, the company’s single-serve beverage pods, could experience significant growth over the next three years, specifically driven by installed base growth. In addition, we were positive on the company’s talented new CEO and management’s increased focus on returns and margin expansion. However, following the stock’s strong recent performance, we exited our position and redeployed capital into names where we saw greater upside potential.

Within the Energy sector, Cimarex Energy Co. was a top contributor to performance. The natural gas and oil exploration and production company posted strong first quarter revenue and earnings which were supported by significant production growth. The company also raised its 2014 production guidance well above consensus estimates. Furthermore, Cimarex Energy announced a purchase and sale

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

agreement to acquire oil and gas assets in the Cana-Woodford shale region in Western Oklahoma for roughly $249 million in cash, which was viewed positively. At period end, we remain positive on firms with exposure to the Permian Basin as the area continues to produce strong results. Furthermore, we remained encouraged by Cimarex Energy’s shift in focus from natural gas toward oil production. We also believe technological improvements can lead to increased productivity while also strengthening its capital position.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own destiny, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Sean Gallagher

Andrew Braun

Dolores Bamford

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	8.63	25.12	20.40	10.11
Class B	8.43	24.77	20.08	9.83
Russell Midcap Value Index	11.14	27.76	22.97	10.66

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Cigna Corp.	2.0
Agilent Technologies, Inc.	2.0
Cardinal Health, Inc.	1.9
Principal Financial Group, Inc.	1.9
Lincoln National Corp.	1.7
AvalonBay Communities, Inc.	1.7
M&T Bank Corp.	1.6
Triumph Group, Inc.	1.6
Kroger Co. (The)	1.6
Chesapeake Energy Corp.	1.5

Top Sectors

% of Net Assets
Financials	27.7
Industrials	13.3
Consumer Discretionary	11.4
Information Technology	11.2
Health Care	9.9
Energy	7.9
Utilities	6.6
Materials	5.8
Consumer Staples	4.4

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.75%	$1,000.00	$1,086.30	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B	Actual	1.00%	$1,000.00	$1,084.30	$5.17
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Textron, Inc.	250,693	$9,599,035
Triumph Group, Inc. (a)	173,587	12,119,844

		21,718,879

Airlines—0.9%
United Continental Holdings, Inc. (b)	167,209	6,867,274

Banks—5.9%
First Republic Bank	137,706	7,572,453
Huntington Bancshares, Inc.	922,755	8,803,083
KeyCorp	548,926	7,866,109
M&T Bank Corp. (a)	99,419	12,332,927
Signature Bank (b)	64,246	8,106,560

		44,681,132

Beverages—0.5%
Constellation Brands, Inc. - Class A (b)	44,020	3,879,483

Building Products—1.0%
Armstrong World Industries, Inc. (b)	135,306	7,770,624

Capital Markets—2.6%
E*Trade Financial Corp. (b)	4,986	106,002
Invesco, Ltd.	304,955	11,512,051
Raymond James Financial, Inc.	156,454	7,936,912

		19,554,965

Chemicals—2.6%
Celanese Corp. - Series A	162,979	10,476,290
CF Industries Holdings, Inc.	4,257	1,023,936
Valspar Corp. (The)	111,700	8,510,423

		20,010,649

Construction & Engineering—0.4%
KBR, Inc.	123,988	2,957,114

Consumer Finance—2.1%
Navient Corp.	477,361	8,454,063
SLM Corp.	910,112	7,563,031

		16,017,094

Containers & Packaging—1.2%
Packaging Corp. of America	125,446	8,968,134

Diversified Financial Services—2.2%
NASDAQ OMX Group, Inc. (The)	264,896	10,230,283
Voya Financial, Inc.	171,437	6,230,021

		16,460,304

Electric Utilities—3.3%
Edison International	133,626	7,765,007
FirstEnergy Corp.	318,220	11,048,598
Xcel Energy, Inc.	205,915	6,636,641

		25,450,246

Energy Equipment & Services—2.0%
Cameron International Corp. (b)	136,440	9,238,353
Oil States International, Inc. (b)	96,002	6,152,768

		15,391,121

Food & Staples Retailing—1.6%
Kroger Co. (The)	240,829	11,904,177

Food Products—1.5%
ConAgra Foods, Inc.	61,590	1,827,991
Ingredion, Inc.	79,495	5,965,305
Tyson Foods, Inc. - Class A	105,908	3,975,786

		11,769,082

Health Care Equipment & Supplies—2.0%
C.R. Bard, Inc.	48,317	6,909,814
Zimmer Holdings, Inc.	80,253	8,335,077

		15,244,891

Health Care Providers & Services—5.3%
Cardinal Health, Inc.	208,898	14,322,047
Cigna Corp.	167,255	15,382,442
Laboratory Corp. of America Holdings (b)	56,378	5,773,107
Tenet Healthcare Corp. (b)	111,991	5,256,858

		40,734,454

Hotels, Restaurants & Leisure—2.0%
MGM Resorts International (b)	266,901	7,046,187
Starwood Hotels & Resorts Worldwide, Inc.	98,065	7,925,613

		14,971,800

Household Durables—1.0%
Toll Brothers, Inc. (b)	200,738	7,407,232

Household Products—0.7%
Energizer Holdings, Inc.	46,865	5,718,936

Independent Power and Renewable Electricity Producers—0.8%
Calpine Corp. (b)	256,896	6,116,694

Industrial Conglomerates—1.3%
Carlisle Cos., Inc.	79,599	6,894,866
Roper Industries, Inc.	18,324	2,675,487

		9,570,353

Insurance—8.4%
Arthur J. Gallagher & Co.	149,526	6,967,912
Everest Re Group, Ltd.	54,484	8,744,137
Lincoln National Corp.	251,634	12,944,053
Principal Financial Group, Inc.	279,105	14,089,220
Unum Group	154,624	5,374,730
Validus Holdings, Ltd.	149,067	5,700,322
XL Group plc	299,754	9,810,949

		63,631,323

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.6%
Expedia, Inc.	66,339	$5,224,860
Liberty Interactive Corp. - Class A (b)	248,434	7,294,022

		12,518,882

Internet Software & Services—0.5%
AOL, Inc. (b)	88,498	3,521,335

IT Services—1.7%
Global Payments, Inc.	71,348	5,197,702
Xerox Corp.	630,292	7,840,832

		13,038,534

Life Sciences Tools & Services—2.0%
Agilent Technologies, Inc.	261,448	15,017,573

Machinery—4.6%
Crane Co.	100,386	7,464,703
ITT Corp.	162,674	7,824,619
Parker Hannifin Corp.	23,865	3,000,547
Terex Corp. (a)	145,233	5,969,076
Timken Co.	154,435	10,476,870

		34,735,815

Media—2.5%
AMC Networks, Inc. - Class A (b)	86,732	5,333,151
Liberty Media Corp. - Class A (b)	61,659	8,427,552
Scripps Networks Interactive, Inc. - Class A	64,333	5,219,979

		18,980,682

Metals & Mining—1.4%
Newmont Mining Corp.	154,054	3,919,134
Reliance Steel & Aluminum Co.	93,192	6,869,182

		10,788,316

Multi-Utilities—2.5%
PG&E Corp.	59,144	2,840,095
SCANA Corp.	102,004	5,488,835
Sempra Energy	102,462	10,728,796

		19,057,726

Oil, Gas & Consumable Fuels—5.9%
Chesapeake Energy Corp.	376,013	11,686,484
Cimarex Energy Co.	80,563	11,557,568
Newfield Exploration Co. (b)	217,870	9,629,854
Range Resources Corp.	48,636	4,228,900
Tesoro Corp.	129,033	7,570,366

		44,673,172

Paper & Forest Products—0.6%
Louisiana-Pacific Corp. (a) (b)	301,652	4,530,813

Pharmaceuticals—0.6%
Endo International plc (b)	66,332	4,644,567

Professional Services—0.5%
Dun & Bradstreet Corp. (The)	37,763	4,161,483

Real Estate Investment Trusts—6.6%
AvalonBay Communities, Inc.	89,095	12,668,418
Brixmor Property Group, Inc.	155,918	3,578,318
Camden Property Trust	85,222	6,063,545
DDR Corp.	375,341	6,617,262
RLJ Lodging Trust	121,831	3,519,698
Starwood Property Trust, Inc. (a)	302,935	7,200,765
Tanger Factory Outlet Centers, Inc.	85,700	2,996,929
Taubman Centers, Inc.	99,894	7,572,964

		50,217,899

Road & Rail—1.8%
Hertz Global Holdings, Inc. (b)	271,950	7,622,759
Kansas City Southern	55,775	5,996,370

		13,619,129

Semiconductors & Semiconductor Equipment—4.9%
Altera Corp.	212,662	7,392,131
Analog Devices, Inc.	129,749	7,015,528
Applied Materials, Inc.	279,758	6,308,543
Atmel Corp. (b)	575,473	5,392,182
Maxim Integrated Products, Inc.	321,055	10,854,870

		36,963,254

Software—3.4%
Check Point Software Technologies, Ltd. (a) (b)	104,263	6,988,749
Citrix Systems, Inc. (a) (b)	155,865	9,749,355
PTC, Inc. (b)	125,571	4,872,155
TIBCO Software, Inc. (b)	220,546	4,448,413

		26,058,672

Specialty Retail—2.7%
Gap, Inc. (The)	230,636	9,587,539
GNC Holdings, Inc. - Class A	132,753	4,526,877
Staples, Inc. (a)	585,256	6,344,175

		20,458,591

Technology Hardware, Storage & Peripherals—0.7%
NetApp, Inc.	157,614	5,756,063

Textiles, Apparel & Luxury Goods—1.6%
Fossil Group, Inc. (b)	42,304	4,421,614
PVH Corp.	65,906	7,684,640

		12,106,254

Total Common Stocks (Cost $653,556,566)		747,644,721

Short-Term Investments—5.5%

Mutual Fund—4.2%
State Street Navigator Securities Lending MET Portfolio (c)	31,664,521	31,664,521

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $9,638,951 on 07/01/14, collateralized by $9,810,000 U.S. Treasury Note at 0.250% due 02/28/15 with a value of $9,834,525.	9,638,951	$9,638,951

Total Short-Term Investments (Cost $41,303,472)		41,303,472

Total Investments—103.7% (Cost $694,860,038) (d)		788,948,193
Other assets and liabilities (net)—(3.7)%		(27,979,845)

Net Assets—100.0%		$760,968,348

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $40,198,694 and the collateral received consisted of cash in the amount of $31,664,521 and non-cash collateral with a value of $9,312,021. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $694,860,038. The aggregate unrealized appreciation and depreciation of investments were $100,563,584 and $(6,475,429), respectively, resulting in net unrealized appreciation of $94,088,155.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$747,644,721	$—	$—	$747,644,721
Short-Term Investments
Mutual Fund	31,664,521	—	—	31,664,521
Repurchase Agreement	—	9,638,951	—	9,638,951
Total Short-Term Investments	31,664,521	9,638,951	—	41,303,472
Total Investments	$779,309,242	$9,638,951	$—	$788,948,193

Collateral for securities loaned (Liability)	$—	$(31,664,521)	$—	$(31,664,521)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$788,948,193
Cash	47,961
Receivable for:
Investments sold	10,089,147
Fund shares sold	329
Dividends	1,078,388

Total Assets	800,164,018
Liabilities
Collateral for securities loaned	31,664,521
Payables for:
Investments purchased	6,187,333
Fund shares redeemed	677,966
Accrued expenses:
Management fees	443,749
Distribution and service fees	45,872
Deferred trustees’ fees	58,994
Other expenses	117,235

Total Liabilities	39,195,670

Net Assets	$760,968,348

Net assets consist of:
Paid in surplus	$531,805,412
Undistributed net investment income	5,498,630
Accumulated net realized gain	129,576,151
Unrealized appreciation on investments	94,088,155

Net Assets	$760,968,348

Net Assets
Class A	$536,932,942
Class B	224,035,406
Capital Shares Outstanding*
Class A	34,359,531
Class B	14,358,767
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.63
Class B	15.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $694,860,038.
(b)	Includes securities loaned at value of $40,198,694.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$9,164,087
Securities lending income	44,667

Total investment income	9,208,754
Expenses
Management fees	3,331,758
Administration fees	11,102
Custodian and accounting fees	54,289
Distribution and service fees—Class B	265,889
Audit and tax services	18,322
Legal	15,667
Trustees’ fees and expenses	22,085
Shareholder reporting	39,942
Insurance	3,169
Miscellaneous	6,225

Total expenses	3,768,448
Less broker commission recapture	(81,637)

Net expenses	3,686,811

Net Investment Income	5,521,943

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	131,940,557
Futures contracts	(1,826,641)

Net realized gain	130,113,916

Net change in unrealized depreciation on investments	(64,955,297)

Net realized and unrealized gain	65,158,619

Net Increase in Net Assets From Operations	$70,680,562

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,521,943	$8,672,619
Net realized gain	130,113,916	189,058,934
Net change in unrealized appreciation (depreciation)	(64,955,297)	71,562,850

Increase in net assets from operations	70,680,562	269,294,403

From Distributions to Shareholders
Net investment income
Class A	(6,633,773)	(8,515,979)
Class B	(1,172,145)	(1,812,117)
Net realized capital gains
Class A	(149,603,013)	(27,403,374)
Class B	(37,949,648)	(7,198,478)

Total distributions	(195,358,579)	(44,929,948)

Increase (decrease) in net assets from capital share transactions	(169,769,466)	11,325,875

Total increase (decrease) in net assets	(294,447,483)	235,690,330

Net Assets
Beginning of period	1,055,415,831	819,725,501

End of period	$760,968,348	$1,055,415,831

Undistributed net investment income
End of period	$5,498,630	$7,782,605

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	708,569	$11,029,014	6,037,861	$94,610,806
Reinvestments	10,723,184	156,236,786	2,463,604	35,919,353
Redemptions	(24,383,497)	(367,338,400)	(7,012,517)	(110,997,914)

Net increase (decrease)	(12,951,744)	$(200,072,600)	1,488,948	$19,532,245

Class B
Sales	782,438	$12,400,416	2,075,283	$32,429,771
Reinvestments	2,688,783	39,121,793	618,859	9,010,595
Redemptions	(1,259,719)	(21,219,075)	(3,084,321)	(49,646,736)

Net increase (decrease)	2,211,502	$30,303,134	(390,179)	$(8,206,370)

Increase (decrease) derived from capital shares transactions		$(169,769,466)		$11,325,875

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.76		$14.05	$11.96	$12.82	$10.41	$7.99

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.15	0.19	0.13	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.19		4.32	2.01	(0.91)	2.45	2.42

Total from investment operations	1.29		4.47	2.20	(0.78)	2.54	2.56

Less Distributions
Distributions from net investment income	(0.15)		(0.18)	(0.11)	(0.08)	(0.13)	(0.14)
Distributions from net realized capital gains	(3.27)		(0.58)	0.00	0.00	0.00	0.00

Total distributions	(3.42)		(0.76)	(0.11)	(0.08)	(0.13)	(0.14)

Net Asset Value, End of Period	$15.63		$17.76	$14.05	$11.96	$12.82	$10.41

Total Return (%) (b)	8.63	(c)	32.95	18.46	(6.13)	24.56	32.67

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.75	0.76	0.77	0.77
Ratio of net investment income to average net assets (%)	1.23	(d)	0.95	1.45	1.05	0.85	1.64
Portfolio turnover rate (%)	43	(c)	112	81	74	98	116
Net assets, end of period (in millions)	$536.9		$840.2	$643.9	$529.5	$432.6	$409.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.72		$14.02	$11.94	$12.80	$10.40	$7.97

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.11	0.16	0.10	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.17		4.31	2.00	(0.90)	2.44	2.42

Total from investment operations	1.25		4.42	2.16	(0.80)	2.51	2.54

Less Distributions
Distributions from net investment income	(0.10)		(0.14)	(0.08)	(0.06)	(0.11)	(0.11)
Distributions from net realized capital gains	(3.27)		(0.58)	0.00	0.00	0.00	0.00

Total distributions	(3.37)		(0.72)	(0.08)	(0.06)	(0.11)	(0.11)

Net Asset Value, End of Period	$15.60		$17.72	$14.02	$11.94	$12.80	$10.40

Total Return (%) (b)	8.43	(c)	32.65	18.12	(6.29)	24.23	32.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(d)	0.99	1.00	1.01	1.02	1.02
Ratio of net investment income to average net assets (%)	0.99	(d)	0.70	1.18	0.78	0.64	1.37
Portfolio turnover rate (%)	43	(c)	112	81	74	98	116
Net assets, end of period (in millions)	$224.0		$215.2	$175.8	$164.6	$147.8	$109.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are are primarily due to broker commission recapture and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $9,638,951, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $246,589,664 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $1,826,641 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$387,444,376	$0	$753,767,990

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $62,169,676 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,331,758	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2014 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$13,766

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Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$17,717,033	$5,986,864	$27,212,915	$—	$44,929,948	$5,986,864

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$77,671,092	$117,585,351	$158,638,398	$—	$353,894,841

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 2.18%, 2.03%, and 2.11%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 4.78%.

MARKET ENVIRONMENT / CONDITIONS

Even though we have encountered some macro noise in recent months surrounding the Russia/Ukraine situation as well as the ISIS invasion of Iraq, other than the price of oil spiking, market volatility has remained low since the beginning of the year.

For some time now, the Portfolio had significant exposure to European equities, even though there is nothing about Europe that we especially like or dislike. As bottom up investors, we focus on business fundamentals as opposed to the country or regional location of a company’s corporate headquarters. What really matters to us are the durability, velocity and quality of a particular company’s free cash flow stream over time along with management’s capital allocation decisions because free cash flow that is wasted is of no value to our clients. Many investors, though, are distracted by macro, geopolitical and regulatory events that often impact sentiment or allude to a more “cyclical” impact, even if these issues are not structurally damaging to a company’s future stream of free cash and do not have a long-term fundamental impact on business value. Russia’s annexation of Crimea certainly has unsettled and weakened European markets, but it has not disturbed our view on our holdings of European-based companies.

Market activity in Japan has drawn a great deal of attention this year, as investors are keeping a watchful eye on Prime Minister Abe’s reform efforts. These reforms involve government policy aimed at substantially improving corporate governance and lowering corporate tax rates. We are especially pleased that the government is committed to prompting changes in corporate behavior, including strongly urging companies to utilize better capital allocation strategies as well as rebalancing corporate boards of directors by adding more independent members.

Though equity valuations are not as acutely cheap as we have seen in the past few years, in our view equities are still attractively valued. We believe this situation places us and our investors in the “sweet spot”. That is, we believe we are situated to reap the benefits of holding high-quality investments that are growing per-share value and we are afforded the opportunity of finding new investment candidates that are dramatically undervalued.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the six months ended June 30, 2014, the Portfolio underperformed its benchmark, the MSCI EAFE Index, mainly due to stock selection. Country weightings also detracted somewhat for the period. Holdings in the United Kingdom, France and the Netherlands supplied the largest negative relative performance for the period. Conversely, holdings in Italy and Germany delivered the best relative returns and a greater-than-benchmark weighting in Switzerland produced the next best performance for the full six months.

The effect of currency hedging on the Portfolio’s return was largely neutral, detracting 0.01% for the period. Currencies hedged in the Portfolio are the Australian Dollar, Swiss Franc and Swedish Krona. At period end, we continued to view these currencies as very overvalued based on purchasing-power parity. Therefore, we held hedged positions to offset the risks associated with owning overvalued foreign currencies. Currency hedges are implemented by way of currency forward contracts.

Honda Motor (Japan) and BNP Paribas (France) had the largest negative impact on performance during the period. Honda Motor’s fiscal full-year 2013 auto volumes fell short of our expectations. Earnings per share, revenues and operating income were also lower than market forecasts. However, net profit increased 56% to ¥574 billion, which management attributed to brisk sales outside of Japan and a weaker yen. Honda’s stock price was further impacted by issues associated with redesigns of its Civic and Accord models that pressured margins, and from announcing a recall of about two million vehicles related to possible faulty air bags (supplied by an outside components maker).

BNP Paribas’ stock price declined during the past few months as a result of litigation brought by the U.S. Department of Justice. BNP agreed to plead guilty to providing U.S. dollar denominated financial services to countries blacklisted from doing business with the U.S. and to pay $8.9 billion in fines, which is a record amount for a bank accused of these charges. While we were surprised by the level of the fine, particularly given the precedent of significantly smaller monetary penalties placed on other financial institutions accused of similar violations, we believe the stock offers attractive upside from current levels. BNP is a globally diversified financial institution that generates roughly $18 billion in pre-provision profit and has excess regulatory capital on its balance sheet. During the reporting period, we met with CEO Jean-Laurent Bonnafe, and we remained impressed with his command of overall strategic measures along with his detailed operational and financial acumen. Since taking on the role of CEO in 2011, Mr. Bonnafe’s focus has been on identifying and building the bank’s core businesses along with reducing costs. For example, his first initiative, the Efficiency & Simplification Plan, has worked to lower expenses in order to reach the company’s 2015 target of roughly €2 billion in savings. He also expressed that the company is also working to expand its corporate and investment banking business, where management sees ample prospects for growth.

Individual holdings AMP (Australia) and Intesa Sanpaolo (Italy) had the largest positive impact on performance during the period. AMP’s fiscal full-year 2013 financial results included growth of assets under management that topped our expectations. Business in the Wealth Protection division was challenged for the period, but actions on

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

claims management produced some positive results. AMP’s diligent cost discipline resulted in a reduction in company-wide controllable costs of 2.6% despite cost inflation of 2.5%-3%. During the period, we met with AMP’s new CEO Craig Meller who expressed that along with continued focus on reducing expenses via a cost-out plan, he is working to reinforce customer relationships and boost retention by way of better product targeting and omnichannel distribution.

Intesa Sanpaolo’s fiscal full-year 2013 revenues and costs were well aligned with our estimates. Overall costs were 6.3% lower than costs from the year-ago period and net profit was slightly more than we expected due to a €2.56 billion pretax gain on the revaluation of its stake in the Bank of Italy. In addition, Intesa Sanpaolo issued a detailed, bottom-up 2017 business plan that investors viewed favorably. The plan calls for returning €10 billion to shareholders via dividends over the next four years, which constitutes a cumulative payout ratio in excess of 70%. Even accounting for this return of capital to shareholders, the bank’s Basel III capital requirements are more than covered.

At period end, the Portfolio held 58 securities across a variety of countries and industries. During the first half of 2014, we initiated new positions in Meggitt (U.K.), Prada (Italy) and Safran (France) and eliminated positions in Continental (Germany), FANUC (Japan) and Signet Jewelers (U.K.).

As of June 30, 2014, the Portfolio was most heavily weighted in Switzerland (17%), followed by the U.K. and France (both 16%). The Portfolio had minimal exposure to companies headquartered in emerging market countries (roughly 2%).

As of June 30, 2014, the Portfolio was most heavily weighted in the Financials sector (26%), followed by Consumer Discretionary (25%) and Industrials (18%). Health Care (4%) had the smallest sector weight. The Portfolio had no exposure to Energy, Telecommunication Services or Utilities shares throughout the period.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	2.18	22.10	17.74	10.31
Class B	2.03	21.74	17.44	10.03
Class E	2.11	21.93	17.56	10.14
MSCI EAFE Index	4.78	23.57	11.77	6.93

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Credit Suisse Group AG	4.9
Allianz SE	3.5
BNP Paribas S.A.	3.3
Honda Motor Co., Ltd.	3.3
Toyota Motor Corp.	3.2
CNH Industrial NV	3.0
Diageo plc	2.8
Cie Financiere Richemont S.A.	2.8
Daiwa Securities Group, Inc.	2.8
Tesco plc	2.7

Top Countries

% of Net Assets
Switzerland	16.9
United Kingdom	15.9
France	15.5
Japan	14.3
Germany	10.4
Netherlands	7.7
Sweden	4.6
Australia	4.5
Italy	3.1
Ireland	2.5

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.81%	$1,000.00	$1,021.80	$4.06
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B(a)	Actual	1.06%	$1,000.00	$1,020.30	$5.31
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

Class E(a)	Actual	0.96%	$1,000.00	$1,021.10	$4.81
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—4.5%
AMP, Ltd.	15,898,582	$79,524,242
Orica, Ltd. (a)	4,375,700	80,449,447

		159,973,689

Canada—0.7%
Thomson Reuters Corp. (a)	652,100	23,742,172

France—15.5%
BNP Paribas S.A.	1,749,876	118,727,877
Christian Dior S.A.	179,171	35,621,826
Danone S.A.	1,250,812	92,832,352
Kering	435,800	95,497,457
LVMH Moet Hennessy Louis Vuitton S.A.	339,300	65,359,535
Pernod-Ricard S.A. (a)	606,600	72,847,272
Publicis Groupe S.A. (a)	231,568	19,657,853
Safran S.A.	480,800	31,460,827
Sanofi	215,700	22,942,498

		554,947,497

Germany—10.4%
Allianz SE	757,400	126,232,582
Bayerische Motoren Werke (BMW) AG	771,600	97,872,142
Daimler AG	949,200	88,892,602
SAP AG	736,700	56,901,261

		369,898,587

Ireland—2.5%
Experian plc	5,280,600	89,187,345

Israel—0.6%
Check Point Software Technologies, Ltd. (a) (b)	319,200	21,395,976

Italy—3.1%
Intesa Sanpaolo S.p.A.	27,539,700	84,899,091
Prada S.p.A. (a)	3,674,900	26,124,699

		111,023,790

Japan—14.3%
Canon, Inc. (a)	2,649,800	86,737,198
Daiwa Securities Group, Inc.	11,409,000	99,003,865
Honda Motor Co., Ltd. (a)	3,377,600	118,149,531
Meitec Corp.	305,100	9,531,344
Olympus Corp. (b)	1,567,000	54,116,234
Omron Corp.	329,200	13,908,425
Secom Co., Ltd.	231,500	14,170,150
Toyota Motor Corp.	1,919,600	115,471,921

		511,088,668

Netherlands—7.7%
Akzo Nobel NV (a)	208,386	15,624,186
CNH Industrial NV (a)	10,404,500	106,736,550
Heineken Holding NV (a)	827,469	54,405,904
Koninklijke Ahold NV	830,723	15,587,501
Koninklijke Philips NV (a)	2,580,578	81,805,527

		274,159,668

South Korea—2.1%
Samsung Electronics Co., Ltd.	57,400	75,052,349

Sweden—4.6%
Atlas Copco AB - B Shares	1,329,994	35,491,933
Hennes & Mauritz AB - B Shares (a)	1,456,236	63,583,399
SKF AB - B Shares (a)	2,602,300	66,333,721

		165,409,053

Switzerland—16.9%
Adecco S.A. (b)	458,925	37,738,289
Cie Financiere Richemont S.A.	963,200	101,093,370
Credit Suisse Group AG (b)	6,199,709	176,539,063
Geberit AG	1,231	432,302
Givaudan S.A. (b)	8,922	14,883,751
Holcim, Ltd. (b)	787,100	69,190,696
Kuehne & Nagel International AG (a)	659,300	87,757,362
Nestle S.A.	897,500	69,540,953
Novartis AG	119,200	10,797,394
Schindler Holding AG	163,000	24,764,391
Wolseley plc	231,576	12,679,922

		605,417,493

United Kingdom—15.9%
Diageo plc	3,183,800	101,350,842
GlaxoSmithKline plc	2,007,300	53,638,734
Lloyds Banking Group plc (b)	76,506,600	97,293,191
Meggitt plc	108,234	936,098
Schroders plc	1,266,462	54,238,215
Schroders plc (non-voting shares)	10,427	344,101
Smiths Group plc	2,102,209	46,631,816
Tesco plc (a)	20,157,000	97,913,289
Willis Group Holdings plc	1,908,200	82,625,060
WPP plc	1,586,500	34,545,965

		569,517,311

Total Common Stocks (Cost $3,125,075,339)		3,530,813,598

Short-Term Investments—12.0%

Mutual Fund—11.2%
State Street Navigator Securities Lending MET Portfolio (c)	400,091,298	400,091,298

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $30,138,429 on 07/01/14, collateralized by $30,590,000 U.S. Treasury Note at 0.625% due 08/15/16 with a value of $30,742,950.	30,138,429	$30,138,429

Total Short-Term Investments (Cost $430,229,727)		430,229,727

Total Investments—110.8% (Cost $3,555,305,066) (d)		3,961,043,325
Other assets and liabilities (net)—(10.8)%		(385,356,560)

Net Assets—100.0%		$3,575,686,765

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $437,959,643 and the collateral received consisted of cash in the amount of $400,091,298 and non-cash collateral with a value of $56,714,273. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $3,555,305,066. The aggregate unrealized appreciation and depreciation of investments were $450,192,003 and $(44,453,744), respectively, resulting in net unrealized appreciation of $405,738,259.

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Automobiles	11.8
Capital Markets	9.2
Textiles, Apparel & Luxury Goods	9.1
Banks	8.4
Insurance	8.1
Machinery	6.5
Beverages	6.4
Food Products	4.5
Professional Services	3.8
Industrial Conglomerates	3.6

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	66,300,000	State Street Bank and Trust	09/17/14	$58,350,630	$(3,827,408)
AUD	7,671,000	State Street Bank and Trust	09/17/14	7,091,072	(103,011)
CHF	231,000,000	State Street Bank and Trust	12/17/14	265,364,733	4,469,240
SEK	352,344,000	State Street Bank and Trust	03/18/15	52,480,250	(138,211)

Net Unrealized Appreciation					$400,610

(AUD)—Australian Dollar

(CHF)—Swiss Franc

(SEK)—Swedish Krona

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$159,973,689	$—	$159,973,689
Canada	23,742,172	—	—	23,742,172
France	—	554,947,497	—	554,947,497
Germany	—	369,898,587	—	369,898,587
Ireland	—	89,187,345	—	89,187,345
Israel	21,395,976	—	—	21,395,976
Italy	—	111,023,790	—	111,023,790
Japan	—	511,088,668	—	511,088,668
Netherlands	—	274,159,668	—	274,159,668
South Korea	—	75,052,349	—	75,052,349
Sweden	—	165,409,053	—	165,409,053
Switzerland	—	605,417,493	—	605,417,493
United Kingdom	82,625,060	486,892,251	—	569,517,311
Total Common Stocks	127,763,208	3,403,050,390	—	3,530,813,598
Short-Term Investments
Mutual Fund	400,091,298	—	—	400,091,298
Repurchase Agreement	—	30,138,429	—	30,138,429
Total Short-Term Investments	400,091,298	30,138,429	—	430,229,727
Total Investments	$527,854,506	$3,433,188,819	$—	$3,961,043,325

Collateral for securities loaned (Liability)	$—	$(400,091,298)	$—	$(400,091,298)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,469,240	$—	$4,469,240
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,068,630)	—	(4,068,630)
Total Forward Contracts	$—	$400,610	$—	$400,610

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,961,043,325
Cash denominated in foreign currencies (c)	258,681
Unrealized appreciation on forward foreign currency exchange contracts	4,469,240
Receivable for:
Investments sold	15,796,703
Fund shares sold	411,110
Dividends	17,086,575

Total Assets	3,999,065,634
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,068,630
Collateral for securities loaned	400,091,298
Payables for:
Investments purchased	14,353,867
Fund shares redeemed	1,679,250
Accrued expenses:
Management fees	2,218,278
Distribution and service fees	307,940
Deferred trustees’ fees	58,994
Other expenses	600,612

Total Liabilities	423,378,869

Net Assets	$3,575,686,765

Net assets consist of:
Paid in surplus	$2,912,533,525
Undistributed net investment income	65,456,161
Accumulated net realized gain	191,305,145
Unrealized appreciation on investments and foreign currency transactions	406,391,934

Net Assets	$3,575,686,765

Net Assets
Class A	$2,034,223,898
Class B	1,394,060,104
Class E	147,402,763
Capital Shares Outstanding*
Class A	117,966,209
Class B	82,182,167
Class E	8,635,561
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.24
Class B	16.96
Class E	17.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,555,305,066.
(b)	Includes securities loaned at value of $437,959,643.
(c)	Identified cost of cash denominated in foreign currencies was $256,683.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$72,452,081
Securities lending income	2,378,082

Total investment income	74,830,163
Expenses
Management fees	13,867,690
Administration fees	41,714
Custodian and accounting fees	848,838
Distribution and service fees—Class B	1,722,919
Distribution and service fees—Class E	109,422
Audit and tax services	25,306
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	86,338
Insurance	10,960
Miscellaneous	16,175

Total expenses	16,767,115
Less management fee waiver	(329,192)

Net expenses	16,437,923

Net Investment Income	58,392,240

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	262,723,100
Futures contracts	869,881
Foreign currency transactions	(10,968,609)

Net realized gain	252,624,372

Net change in unrealized appreciation (depreciation) on:
Investments	(240,660,243)
Foreign currency transactions	7,997,766

Net change in unrealized depreciation	(232,662,477)

Net realized and unrealized gain	19,961,895

Net Increase in Net Assets From Operations	$78,354,135

(a)	Net of foreign withholding taxes of $7,174,549.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,392,240	$57,402,577
Net realized gain	252,624,372	553,954,256
Net change in unrealized appreciation (depreciation)	(232,662,477)	301,826,281

Increase in net assets from operations	78,354,135	913,183,114

From Distributions to Shareholders
Net investment income
Class A	(54,140,114)	(55,521,937)
Class B	(32,348,334)	(30,390,349)
Class E	(3,509,332)	(3,443,670)
Net realized capital gains
Class A	(199,114,057)	0
Class B	(130,351,257)	0
Class E	(13,643,974)	0

Total distributions	(433,107,068)	(89,355,956)

Increase (decrease) in net assets from capital share transactions	225,431,768	(267,313,853)

Total increase (decrease) in net assets	(129,321,165)	556,513,305

Net Assets
Beginning of period	3,705,007,930	3,148,494,625

End of period	$3,575,686,765	$3,705,007,930

Undistributed net investment income
End of period	$65,456,161	$97,061,701

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,183,890	$57,731,339	11,913,450	$197,537,987
Reinvestments	15,065,685	253,254,171	3,595,980	55,521,937
Redemptions	(14,037,617)	(246,591,259)	(29,878,876)	(502,723,353)

Net increase (decrease)	4,211,958	$64,394,251	(14,369,446)	$(249,663,429)

Class B
Sales	3,739,073	$67,967,748	8,985,193	$152,590,784
Reinvestments	9,830,791	162,699,591	1,995,427	30,390,349
Redemptions	(4,612,628)	(82,215,343)	(12,075,347)	(200,888,411)

Net increase (decrease)	8,957,236	$148,451,996	(1,094,727)	$(17,907,278)

Class E
Sales	365,074	$6,628,351	1,252,067	$21,113,827
Reinvestments	1,030,229	17,153,306	225,077	3,443,670
Redemptions	(618,319)	(11,196,136)	(1,433,998)	(24,300,643)

Net increase	776,984	$12,585,521	43,146	$256,854

Increase (decrease) derived from capital shares transactions		$225,431,768		$(267,313,853)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$19.13		$15.06	$11.85	$13.78		$12.05	$8.57

Income (Loss) from Investment Operations
Net investment income (a)	0.30		0.31	0.29	0.24		0.16	0.15
Net realized and unrealized gain (loss) on investments	0.06		4.22	3.16	(2.17)		1.83	4.17

Total from investment operations	0.36		4.53	3.45	(1.93)		1.99	4.32

Less Distributions
Distributions from net investment income	(0.48)		(0.46)	(0.24)	(0.00	) (b)	(0.26)	(0.84)
Distributions from net realized capital gains	(1.77)		0.00	0.00	0.00		0.00	0.00

Total distributions	(2.25)		(0.46)	(0.24)	(0.00	) (b)	(0.26)	(0.84)

Net Asset Value, End of Period	$17.24		$19.13	$15.06	$11.85		$13.78	$12.05

Total Return (%) (c)	2.18	(d)	30.80	29.47	(13.98)		16.67	55.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.83	0.83	0.85		0.85	0.84
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.81	0.81	0.83		0.84	0.83
Ratio of net investment income to average net assets (%)	3.29	(e)	1.79	2.26	1.79		1.33	1.58
Portfolio turnover rate (%)	24	(d)	58	41	48		51	54
Net assets, end of period (in millions)	$2,034.2		$2,176.6	$1,929.3	$1,775.7		$1,479.3	$1,082.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$18.84		$14.84	$11.67	$13.61		$11.91	$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.25	0.25	0.21		0.13	0.13
Net realized and unrealized gain (loss) on investments	0.05		4.17	3.13	(2.15)		1.81	4.11

Total from investment operations	0.33		4.42	3.38	(1.94)		1.94	4.24

Less Distributions
Distributions from net investment income	(0.44)		(0.42)	(0.21)	0.00		(0.24)	(0.80)
Distributions from net realized capital gains	(1.77)		0.00	0.00	0.00		0.00	0.00

Total distributions	(2.21)		(0.42)	(0.21)	0.00		(0.24)	(0.80)

Net Asset Value, End of Period	$16.96		$18.84	$14.84	$11.67		$13.61	$11.91

Total Return (%) (c)	2.03	(d)	30.49	29.25	(14.25)		16.42	55.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(e)	1.08	1.08	1.10		1.10	1.09
Net ratio of expenses to average net assets (%) (f)	1.06	(e)	1.06	1.06	1.08		1.09	1.08
Ratio of net investment income to average net assets (%)	3.12	(e)	1.50	1.98	1.60		1.07	1.30
Portfolio turnover rate (%)	24	(d)	58	41	48		51	54
Net assets, end of period (in millions)	$1,394.1		$1,379.5	$1,102.6	$948.2		$975.9	$710.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.95		$14.92	$11.74	$13.67	$11.96	$8.50

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.27	0.27	0.23	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.06		4.20	3.13	(2.16)	1.80	4.14

Total from investment operations	0.35		4.47	3.40	(1.93)	1.95	4.27

Less Distributions
Distributions from net investment income	(0.46)		(0.44)	(0.22)	0.00	(0.24)	(0.81)
Distributions from net realized capital gains	(1.77)		0.00	0.00	0.00	0.00	0.00

Total distributions	(2.23)		(0.44)	(0.22)	0.00	(0.24)	(0.81)

Net Asset Value, End of Period	$17.07		$18.95	$14.92	$11.74	$13.67	$11.96

Total Return (%) (c)	2.11	(d)	30.65	29.27	(14.12)	16.50	55.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.98	0.98	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.96	0.96	0.98	0.99	0.98
Ratio of net investment income to average net assets (%)	3.20	(e)	1.60	2.10	1.74	1.22	1.37
Portfolio turnover rate (%)	24	(d)	58	41	48	51	54
Net assets, end of period (in millions)	$147.4		$148.9	$116.6	$101.9	$134.9	$126.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $30,138,429, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $102,216,216 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$4,469,240	Unrealized depreciation on forward foreign currency exchange contracts	$4,068,630

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$4,469,240	$(4,068,630)	$—	$400,610

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$4,068,630	$(4,068,630)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(10,184,182)	$(10,184,182)
Futures contracts	869,881	—	869,881

	$869,881	$(10,184,182)	$(9,314,301)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$7,905,430	$7,905,430

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$383,143,488

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$858,277,115	$0	$953,009,375

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $33,014,364 in sales of investments, which are included above.

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$13,867,690	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$89,355,956	$54,800,261	$—	$—	$89,355,956	$54,800,261

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,648,128	$342,768,470	$585,543,459	$—	$1,017,960,057

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $130,829,687.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 6.37%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

For the period, global developed equities, global government bonds and commodities produced positive results with the strongest returns coming from government bonds over geopolitical issues.

In the first quarter 2014, capital markets departed from the consensus script. Equities, which had become investors’ preferred asset class, were largely negative through mid-March and only select markets, such as Europe and the U.S., broke into positive territory at the end of the first quarter. Overall, equities were off to their weakest start to the year since 2009. Government bonds–the most loathed asset class coming into the year–have generated attractive gains as investors sought safe havens from equity and commodity volatility and geopolitical issues. Commodities were mixed, with the precious metals and agricultural complexes up strongly, while industrial metals prices languished and energy-related commodities turned-in a mixed performance.

In the second quarter, all three asset classes appreciated. Bond yields fell as geopolitical concerns drove demand for safe-haven assets. Bonds also benefitted from weak economic data as evidenced by the final print of U.S. gross domestic product (“GDP”) coming in below expectations at -2.9%. Equities continued to climb higher after a weak start despite elevated valuations in key markets and lackluster economic data which indicated that investor sentiment was likely the primary driver of returns. Energy and precious metals prices rose on geopolitical fears, while industrial metals prices were largely flat. Agriculture prices fell over the quarter as more favorable weather patterns helped to alleviate concerns over poor crop yields.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is a risk parity strategy that seeks to generate returns by investing in equity, bond and commodity markets using a long-only, risk-balanced investment process. Specifically, the team selects the appropriate assets for the strategy, allocates them based on proprietary risk management techniques, and applies an active positioning process to improve expected returns.

Positive absolute performance from the strategic equity, fixed income, and commodity exposures, in addition to a slightly positive impact from active positioning, drove results for the reporting period. Tactical commodity and equity exposures detracted from absolute performance. The Portfolio’s relative outperformance of the benchmark occurred from the strategic and tactical fixed income exposures.

Equities were slightly positive for the six month period, but the weakest asset class for the first quarter, pulling back after impressive gains last year. Japan, which led all developed markets last year, led on the downside during the period as concerns mounted as to whether the stimulus policy in place were indeed having the desired effects. Hong Kong and U.K. equity prices also drifted lower while U.S. Large Caps, Small Caps, and European equities broke into positive territory at period end. Despite beginning the year weak, equities posted strong results in the second quarter as investor sentiment shook off weaker than expected fundamental data and fears of brewing geopolitical issues erupted into wider conflict.

Sovereign government bonds were the primary driver of results for the period. In the first quarter, Government bond markets led results as investors sought to avoid the volatility of equity and commodity markets. European government bond markets posted impressive results while Asian markets generated smaller gains. In the second quarter, bonds saw yields contract as geopolitical concerns out of Russia and the Middle East rekindled demand for safe-haven assets. Negative growth in U.S. GDP and generally weak economic data out of Europe also benefitted the asset class.

Commodities added to performance over the six month period mainly led by price appreciation in precious metals as prices in both gold and silver rebounded from steep losses in 2013. Energy commodities began the year challenged but rebounded as issues in the Middle East drove crude oil prices higher ending the period positive. Industrial metals finished the period slightly off on fears of reduced demand in light of weaker than expected economic data. Agricultural commodities posted gains as early strength gave way to late period weakness as weather turned more favorable, improving estimates for crop yields.

On a monthly basis, tactical adjustments are made through the tactical allocation process. The Portfolio reduced its equity exposure in February but returned to the general trend the following month.

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Fixed income and commodities remained steady throughout the six month period. The overall exposure of the Portfolio was 167% at the end of the period, 38% was allocated to equity, 100% was allocated to fixed income, and 29% was allocated to commodities. The Portfolio ended overweight all six government bond markets, but those overweights were tempered from the previous month, especially in Australia. All six equity markets represented in the Portfolio carried a positive tactical signal and the overweight to Hong Kong and Japan increased month-over-month. Within commodities, exposure to soybeans and soymeal increased modestly while the underweight to soybean oil was flattened. In the energy complex, the overweight to Brent crude increased while the overweights to WTI crude and unleaded gas softened. Gas oil carried an underweight. In the metals complex, the overweight to copper strengthened while maintaining an underweight to aluminum. Gold moved to neutral from overweight and silver continued with an underweight.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes, and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	6.37	12.10	6.69
Dow Jones Moderate Index	5.77	16.21	11.42

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	99.8
Global Developed Equities	37.4
Commodities - Production Weighted	29.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	0.92%	$1,000.00	$1,063.70	$4.71
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Commodity-Linked Securities—2.2% of Net Assets

Security Description	Principal Amount*/ Shares	Value
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 01/13/15	3,780,000	$4,360,608
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 12/11/14	5,387,855	6,383,531
Cargill, Inc. Commodity Linked Note, one month LIBOR rate minus 0.100% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 06/11/15	14,000,000	13,165,635
Cargill, Inc. Commodity Linked Note, one month LIBOR rate minus 0.100% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 12/19/14	5,750,000	6,787,414

Total Commodity-Linked Securities (Cost $28,917,855)		30,697,188

Municipals—2.1%
Gainesville & Hall County, GA, Development Authority Revenue 0.130%, 03/01/21 (a)	24,300,000	24,300,000
Minnesota State Office of Higher Education Revenue 0.110%, 08/01/47 (a)	3,942,000	3,942,000

Total Municipals (Cost $28,242,000)		28,242,000

U.S. Treasury & Government Agencies—0.7%

U.S. Treasury—0.7%
U.S. Treasury Notes 0.085%, 01/31/16 (a) (b) (Cost $9,508,652)	9,510,000	9,509,848

Short-Term Investments—92.7%

Mutual Funds—21.7%
Premier Portfolio, Institutional Class 0.016% (c) (d)	51,263,040	51,263,040
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (c) (d)	195,271,542	195,271,542
STIT-Liquid Assets Portfolio, Institutional Class 0.052% (c) (d)	51,263,040	51,263,040

		297,797,622

U.S. Treasury—6.6%
U.S. Treasury Bills
0.027%, 12/18/14 (b) (e)	3,130,000	3,129,261
0.028%, 12/18/14 (b) (e)	890,000	889,885
0.044%, 07/03/14 (b) (e) (f)	4,020,000	4,019,985
0.052%, 07/31/14 (b) (e) (f)	13,270,000	13,269,419
0.053%, 07/17/14 (b) (e) (f)	8,660,000	8,659,788
0.055%, 12/04/14 (b) (e)	6,390,000	6,388,477
0.055%, 12/11/14 (e)	8,880,000	8,877,789
0.058%, 07/24/14 (b) (e)	8,660,000	8,659,668
0.064%, 07/10/14 (b) (e)	4,140,000	4,139,928
0.064%, 08/07/14 (b) (e)	13,270,000	13,269,114
0.071%, 08/28/14 (b) (e)	15,546,000	15,544,222
0.098%, 01/08/15 (b) (e) (f)	4,330,000	4,327,760

		91,175,296

Commercial Paper—64.4%
Abbey National North America LLC 0.000%, 08/01/14 (e)	40,000,000	39,995,867
Apple, Inc. 0.069%, 08/01/14 (144A) (e)	19,000,000	18,998,855
Barton Capital Corp. 0.161%, 09/29/14 (144A) (e)	39,000,000	39,000,000
Caisse des Depots et Consignations 0.155%, 09/09/14 (e)	40,000,000	39,987,944
Cancara Asset Securitisation LLC 0.138%, 07/11/14 (144A) (e)	40,000,000	39,998,333
Chevron Corp. 0.062%, 07/08/14 (144A) (e)	33,000,000	32,999,551
Ciesco LLC 0.160%, 09/08/14 (e)	40,000,000	39,987,733
Coca-Cola Co. (The)
0.000%, 10/07/14 (e)	30,000,000	29,991,017
0.190%, 09/03/14 (144A) (e)	10,000,000	9,996,622
Collateralized Commercial Paper II Co. LLC 0.314%, 08/01/14 (e)	10,700,000	10,697,052
Concord Minutemen Capital Co. LLC 0.197%, 08/01/14 (e)	20,000,000	19,996,556
Crown Point Capital LLC 0.152%, 07/16/14 (144A) (e)	41,100,000	41,097,260
DNB Bank ASA 0.152%, 07/11/14 (144A) (e)	39,500,000	39,498,190
Fairway Finance Co. LLC 0.135%, 07/21/14 (144A) (e)	33,000,000	32,997,433
Gotham Funding Corp. 0.142%, 07/08/14 (144A) (e)	40,000,000	39,998,755
ING (U.S.) Funding LLC 0.146%, 07/24/14 (e)	15,000,000	14,998,562
0.147%, 08/01/14 (e)	26,000,000	25,996,642
0.220%, 09/05/14 (e)	5,000,000	4,997,983
Jupiter Securitization Co. LLC 0.220%, 09/10/14 (e)	25,000,000	24,989,153
Macquarie Bank, Ltd. 0.200%, 09/17/14 (144A) (e)	23,500,000	23,489,817
Manhattan Asset Funding Co. LLC 0.138%, 07/08/14 (144A) (e)	16,000,000	15,999,518

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Mountcliff Funding LLC 0.000%, 07/01/14 (144A) (e)	10,000,000	$10,000,000
National Australia Funding Delaware, Inc. 0.129%, 08/12/14 (144A) (e)	40,000,000	39,993,933
Old Line Funding LLC 0.220%, 09/16/14 (144A) (e)	22,000,000	21,989,648
Regency Market No. 1 LLC 0.132%, 07/14/14 (144A) (e)	31,000,000	30,998,433
Salisbury Receivables Co. LLC 0.133%, 07/08/14 (144A) (e)	20,000,000	19,999,417
Sheffield Receivables Corp.
0.180%, 09/04/14 (144A) (e)	20,000,000	19,993,500
0.190%, 09/10/14 (144A) (e)	15,000,000	14,994,379
0.190%, 09/15/14 (144A) (e)	3,000,000	2,998,797
Standard Chatered Bank 0.180%, 09/12/14 (e)	15,000,000	15,000,000
Svenska Handelsbanken AB 0.160%, 08/19/14 (e)	40,000,000	40,000,272
Thunder Bay Funding LLC 0.230%, 09/05/14 (144A) (e)	30,000,000	29,987,350
Total Capital Canada, Ltd. 0.066%, 07/14/14 (144A) (e)	28,000,000	27,999,292
Toyota Motor Credit Corp.
0.251%, 09/30/14 (e)	25,000,000	24,984,201

		884,652,065

Total Short-Term Investments (Cost $1,273,625,317)		1,273,624,983

Total Investments—97.7% (Cost $1,340,293,824) (g)		1,342,074,019
Other assets and liabilities (net)—2.3%		32,016,577

Net Assets—100.0%		$1,374,090,596

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2014, the market value of securities pledged was $5,364,355.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2014.
(e)	The rate shown represents current yield to maturity.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $27,949,869.
(g)	As of June 30, 2014, the aggregate cost of investments was $1,340,293,824. The aggregate unrealized appreciation and depreciation of investments were $2,614,894 and $(834,699), respectively, resulting in net unrealized appreciation of $1,780,195.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $553,029,083, which is 40.2% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/14	2,255	AUD	266,601,449	$4,774,750
Brent Crude Oil Futures	08/14/14	304	USD	32,789,991	1,279,289
Canada Government Bond 10 Year Futures	09/19/14	2,007	CAD	270,844,292	1,937,649
Euro Stoxx 50 Index Futures	09/19/14	2,225	EUR	72,600,785	(943,153)
Euro-Bund Futures	09/08/14	1,187	EUR	172,064,075	3,336,704
FTSE 100 Index Futures	09/19/14	830	GBP	55,750,877	(84,846)
Gas Oil Futures	08/12/14	115	USD	10,771,864	(206,239)
Gasoline RBOB Futures	07/31/14	239	USD	30,426,697	121,948
Hang Seng Index Futures	07/30/14	471	HKD	536,626,986	964,107
Japanese Government 10 Year Bond Futures	09/10/14	128	JPY	18,584,840,195	576,080
Russell 2000 Mini Index Futures	09/19/14	452	USD	52,450,976	1,350,584
S&P 500 E-Mini Index Futures	09/19/14	672	USD	64,799,781	800,859
Silver Futures	09/26/14	309	USD	32,543,329	(11,809)
TOPIX Index Futures	09/11/14	650	JPY	8,038,774,306	1,653,183
U.S. Treasury Long Bond Futures	09/19/14	866	USD	118,492,925	311,450
United Kingdom Long Gilt Bond Futures	09/26/14	1,175	GBP	129,132,611	40,027
WTI Light Sweet Crude Oil Futures	09/19/14	286	USD	27,545,761	2,155,339

Net Unrealized Appreciation					$18,055,922

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements

Total Return Swap Agreements

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.3300%	05/12/15	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	25,596,758	$1,285,565	$—	$1,285,565
0.5300%	10/09/14	Barclays Bank plc	Barclays Commodity Strategy 1635 Excess Return Index	USD	19,149,109	(621,510)	—	(621,510)
0.3000%	04/13/15	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index	USD	25,592,362	1,286,133	—	1,286,133
0.000%	09/30/14	Bank of America Corp.	Canada Government Bond 10 Year Futures	CAD	675,400	4,217	—	4,217
0.000%	09/30/14	Goldman Sachs International	EUREX Euro-Bund Futures	EUR	5,221,977	96,376	—	96,376
0.6000%	06/23/15	Goldman Sachs International	Goldman Sachs Alpha Basket B472 Excess Return Strategy	USD	12,300,080	—	—	—
0.000%	07/31/14	Goldman Sachs International	Hang Seng Index Futures	HKD	247,698,173	384,535	—	384,535
0.4900%	06/24/15	JP Morgan Chase Bank N.A.	JP Morgan Bespoke Commodity Index	USD	2,477,534	(102,370)	—	(102,370)
0.000%	09/30/14	Goldman Sachs International	LIFFE Long Gilt Futures	GBP	22,401,240	38,404	—	38,404
0.2500%	05/07/15	Bank of America Corp.	MLCX Dynamic Enhanced Copper Excess Return Index	USD	38,557,713	—	—	—
0.1400%	02/24/15	Bank of America Corp.	Merrill Lynch Gold Excess Return Index	USD	24,660,521	—	—	—
0.3800%	10/13/14	Morgan Stanley	S&P GSCI Aluminum Dynamic Roll Excess Returns Index	USD	7,543,707	(46,876)	—	(46,876)
0.0900%	04/22/15	JP Morgan Chase Bank N.A.	S&P GSCI gold Index Excess Return	USD	19,684,892	53,747	—	53,747
0.1200%	05/18/15	Cargill, Inc.	Single Commodity Gold Index Excess Return	USD	16,703,171	—	—	0

Totals						$2,378,221	$—	$2,378,221

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Commodity-Linked Securities	$—	$30,697,188	$—	$30,697,188
Total Municipals	—	28,242,000	—	28,242,000
Total U.S. Treasury & Government Agencies*	—	9,509,848	—	9,509,848
Short-Term Investments
Mutual Funds	297,797,622	—	—	297,797,622
U.S. Treasury	—	91,175,296	—	91,175,296
Commercial Paper	—	884,652,065	—	884,652,065
Total Short-Term Investments	297,797,622	975,827,361	—	1,273,624,983
Total Investments	$297,797,622	$1,044,276,397	$—	$1,342,074,019

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$19,301,969	$—	$—	$19,301,969
Futures Contracts (Unrealized Depreciation)	(1,246,047)	—	—	(1,246,047)
Total Futures Contracts	$18,055,922	$—	$—	$18,055,922
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,148,977	$—	$3,148,977
OTC Swap Contracts at Value (Liabilities)	—	(770,756)	—	(770,756)
Total OTC Swap Contracts	$—	$2,378,221	$—	$2,378,221

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,044,276,397
Affiliated investments at value (b)	297,797,622
Cash	339,092
Cash collateral for futures contracts	25,844,500
OTC swap contracts at market value	3,148,977
Receivable for:
Investments sold	2,553,326
Fund shares sold	2,046,831
Interest	61,611
Variation margin on futures contracts	68,165

Total Assets	1,376,136,521
Liabilities
OTC swap contracts at market value	770,756
Payables for:
Fund shares redeemed	113,372
Interest on OTC swap contracts	25,774
Accrued expenses:
Management fees	677,548
Distribution and service fees	279,080
Deferred trustees’ fees	33,725
Other expenses	145,670

Total Liabilities	2,045,925

Net Assets	$1,374,090,596

Net assets consist of:
Paid in surplus	$1,283,900,552
Accumulated net investment loss	(5,262,972)
Accumulated net realized gain	73,172,849
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	22,280,167

Net Assets	$1,374,090,596

Net Assets
Class B	$1,374,090,596
Capital Shares Outstanding*
Class B	128,191,668
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,042,496,202.
(b)	Identified cost of affiliated investments was $297,797,622.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from affiliated investments	$40,806
Interest	759,342

Total investment income	800,148
Expenses
Management fees	4,203,531
Administration fees	40,041
Custodian and accounting fees	83,537
Distribution and service fees—Class B	1,648,161
Interest expense	137,957
Audit and tax services	37,027
Legal	18,666
Trustees’ fees and expenses	21,142
Shareholder reporting	33,042
Insurance	4,360
Miscellaneous	4,513

Total expenses	6,231,977
Less management fee waiver	(194,203)

Net expenses	6,037,774

Net Investment Loss	(5,237,626)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	4,774,552
Futures contracts	70,717,762
Swap contracts	3,647,949
Foreign currency transactions	(141,289)

Net realized gain	78,998,974

Net change in unrealized appreciation on:
Investments	79,819
Futures contracts	6,224,898
Swap contracts	1,958,621
Foreign currency transactions	215,483

Net change in unrealized appreciation	8,478,821

Net realized and unrealized gain	87,477,795

Net Increase in Net Assets From Operations	$82,240,169

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(5,237,626)	$(9,928,766)
Net realized gain	78,998,974	19,880,065
Net change in unrealized appreciation	8,478,821	11,341,937

Increase in net assets from operations	82,240,169	21,293,236

From Distributions to Shareholders
Net realized capital gains
Class B	(62,513,812)	(12,689,759)

Total distributions	(62,513,812)	(12,689,759)

Increase in net assets from capital share transactions	13,898,556	358,775,383

Total increase in net assets	33,624,913	367,378,860

Net Assets
Beginning of period	1,340,465,683	973,086,823

End of period	$1,374,090,596	$1,340,465,683

Accumulated net investment loss
End of period	$(5,262,972)	$(25,346)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	4,097,117	$43,356,579	53,328,028	$563,181,207
Reinvestments	6,087,032	62,513,812	1,213,170	12,689,759
Redemptions	(8,667,185)	(91,971,835)	(20,645,200)	(217,095,583)

Net increase	1,516,964	$13,898,556	33,895,998	$358,775,383

Increase derived from capital shares transactions		$13,898,556		$358,775,383

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012(a)
Net Asset Value, Beginning of Period	$10.58		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.04)		(0.08)	(0.06)
Net realized and unrealized gain on investments	0.69		0.27	0.69

Total from investment operations	0.65		0.19	0.63

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)
Distributions from net realized capital gains	(0.51)		(0.10)	(0.11)

Total distributions	(0.51)		(0.10)	(0.14)

Net Asset Value, End of Period	$10.72		$10.58	$10.49

Total Return (%) (c)	6.37	(d)	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(e)	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(e)	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	(e)	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.79	) (e)	(0.76)	(0.80	) (e)
Portfolio turnover rate (%)	29	(d)	34	0	(g)
Net assets, end of period (in millions)	$1,374.1		$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$303,594,201	22.1%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, foreign currency tax expense reclass, distribution and service fees and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

MIST-14

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or

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Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$138,997
	Unrealized appreciation on futures contracts* (b)	10,976,660
Equity	OTC swap contracts at market value (a)	384,535
	Unrealized appreciation on futures contracts* (b)	4,768,733	Unrealized depreciation on futures contracts* (b)	$1,027,999
Commodity	OTC swap contracts at market value (a)	2,625,445	OTC swap contracts at market value (a)	770,756
	Unrealized appreciation on futures contracts* (b)	3,556,576	Unrealized depreciation on futures contracts* (b)	218,048

Total		$22,450,946		$2,016,803

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest payable of $25,774.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America Corp.	$4,217	$—	$—	$4,217
Barclays Bank plc	1,285,565	(621,510)	—	664,055
Canadian Imperial Bank of Commerce	1,286,133	—	—	1,286,133
Goldman Sachs International	519,315	—	—	519,315
JP Morgan Chase Bank N.A.	53,747	(53,747)	—	—

	$3,148,977	$(675,257)	$—	$2,473,720

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$621,510	$(621,510)	$—	$—
JP Morgan Chase Bank N.A.	102,370	(53,747)	—	48,623
Morgan Stanley	46,876	—	—	46,876

	$770,756	$(675,257)	$—	$95,499

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$43,310,372	$23,881,173	$3,526,217	$70,717,762
Swap contracts	1,077,925	(1,034,681)	3,604,705	3,647,949

	$44,388,297	$22,846,492	$7,130,922	$74,365,711

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$21,443,747	$(18,499,594)	$3,280,745	$6,224,898
Swap contracts	138,996	384,535	1,435,090	1,958,621

	$21,582,743	$(18,115,059)	$4,715,835	$8,183,519

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$931,848,789
Swap contracts	1,154,277

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$9,508,407	$14,000,000	$0	$20,283,538

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,203,531	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Premier Portfolio, Institutional Class	18,281,408	191,530,476	(158,548,844)	51,263,040
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	187,352,201	90,282,039	(82,362,698)	195,271,542
STIT-Liquid Assets Portfolio, Institutional Class	18,281,407	191,530,476	(158,548,843)	51,263,040

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Premier Portfolio, Institutional Class	$—	$—	$3,593	$51,263,040
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	26,367	195,271,542
STIT-Liquid Assets Portfolio, Institutional Class	—	—	10,846	51,263,040

	$—	$—	$40,806	$297,797,622

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,883,370	$10,672,798	$2,806,389	$2,313,398	$12,689,759	$12,986,196

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$39,092,065	$23,161,949	$8,235,019	$—	$70,489,033

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

11. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Invesco Comstock Portfolio returned 6.68% and 6.53%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.28%.

MARKET ENVIRONMENT / CONDITIONS

After a very strong 2013, volatility returned to the equity markets with the new year, as concerns about the pace of global economic growth, turmoil in Eastern Europe, and Federal Reserve (the “Fed”) policy weighed on investors. During the period, the currencies in many emerging markets suffered wild swings as investors worried about tighter monetary policy in the U.S., as well as geopolitical instability and prospects for growth globally. Central banks aggressively moved to stem the currencies’ decline, but many of the underlying fears remained unresolved, particularly China’s future growth. In the U.S., despite a material contraction in first quarter gross domestic product growth, economic data improved in the second quarter. Consumer confidence hit an all-time high in May, and unemployment claims were reported at the lowest levels in seven years. In June, the Fed provided investors with mixed signals, hinting at a slightly faster pace of interest rate hikes starting next year, based on a recovering economy, while at the same time reducing its forecast for U.S. economic growth for 2014. The Fed also continued to unwind its quantitative easing program by reducing monthly asset purchases from $45 billion to $35 billion a month. Ongoing tensions in Eastern Europe and insurgent fighting in Iraq weighed on investors in June, but the major U.S. indexes still finished the period in positive territory.

In general, U.S. stocks outperformed international and global indices, although all major equity indices posted positive performance. Within the U.S., value outperformed growth within small, mid and large caps, with mid value being the best performing asset class and small growth being the worst performing asset class.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio produced positive returns, but underperformed the Russell 1000 Value Index for the six month period ending June 30, 2014. All sectors within the Russell 1000 Value Index posted positive returns for the period.

On the positive side of sector performance, stock selection in the Energy sector contributed to Portfolio performance. Within Oil & Gas Equipment & Services, Weatherford International and Halliburton were two of the Portfolio’s top performers, both posting strong returns and outperforming the sector and the Russell 1000 Value Index. Halliburton announced stock buybacks and dividend increases early in the reporting period and reported a large jump in profits. Weatherford International was upgraded by analysts in the later part of the reporting period, after the company announced the sale of non-core business assets to help reduce debt.

Select stocks within Materials also contributed to relative performance. Alcoa, Inc. was a substantial contributor within the sector during the reporting period. The company benefited from upgrades tied to a tighter aluminum market and reduced smelting costs. Favorable stock selection in the Consumer Staples sector also helped Portfolio performance. Not owning Procter & Gamble, along with exposure to Tyson Foods, boosted performance for the reporting period. Tyson Foods was sold from the Portfolio during the reporting period, after reaching what the team deemed fair value.

Conversely, weak stock selection in Consumer Discretionary and an overweight in Media stocks hurt relative performance during the period. Auto maker General Motors Co. hurt relative and absolute performance when the company announced a recall on ignition switches after a 10-year delay. Also, Media companies Twenty-First Century Fox, Inc. and Viacom, Inc. both posted flat returns. Stock selection within Financials, specifically among Banks, was another large detractor from relative performance. Citigroup, Inc. was the largest detractor within the sector as the Fed failed to pass Citigroup’s plan for returning capital to shareholders and also declined to raise the company’s dividend. Also, not having exposure to Real Estate Investment Trusts hurt performance, as the industry was one of the highest returning industries in the benchmark. Stock selection in Health Care, mainly within Pharmaceuticals, also detracted from relative performance. Bristol-Myers Squibb Co. detracted as the stock posted negative returns for the period, as the stock fell in response to concerns about the development rate for the company’s new combination of cancer treatment drugs. Also, not owning Johnson & Johnson was disadvantageous as the stock performed well for the period. Having a material underweight to Utilities also dampened relative performance, as that was the highest performing sector for the period.

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Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Trading activity for the Portfolio was muted during the reporting period. Toward the end of the period, we increased the Portfolio’s positions in Health Care, Energy, and Consumer Staples companies. Conversely, we continued to trim select Insurance and Technology stocks and in the Consumer Discretionary sector, we continued to reduce Media and select Retailing companies that have performed well.

Kevin C. Holt

Devin E. Armstrong

Matt Seinsheimer

James Warwick

Portfolio Managers

Invesco Adviser, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
Invesco Comstock Portfolio
Class A	6.68	23.45	19.44	7.36
Class B	6.53	23.16	19.15	7.11
Russell 1000 Value Index	8.28	23.81	19.23	7.65

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception date of the Class A and Class B shares is 5/2/2005. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Citigroup, Inc.	3.9
Weatherford International plc	3.4
JPMorgan Chase & Co.	3.1
Wells Fargo & Co.	2.4
Suncor Energy, Inc.	2.4
Merck & Co., Inc.	2.3
Royal Dutch Shell plc(ADR)	2.3
Viacom, Inc. - Class B	2.3
Bank of New York Mellon Corp. (The)	2.1
General Electric Co.	2.1

Top Sectors

% of Net Assets
Financials	23.1
Energy	17.7
Consumer Discretionary	14.6
Health Care	14.1
Information Technology	11.5
Industrials	6.7
Consumer Staples	4.6
Utilities	2.5
Materials	2.2
Telecommunication Services	1.8

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,066.80	$2.87
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,065.30	$4.15
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Honeywell International, Inc.	252,082	$23,431,022
Textron, Inc.	914,191	35,004,373

		58,435,395

Auto Components—1.3%
Johnson Controls, Inc.	749,807	37,437,863

Automobiles—2.0%
General Motors Co.	1,638,999	59,495,664

Banks—14.4%
Bank of America Corp.	3,086,156	47,434,218
Citigroup, Inc.	2,441,661	115,002,233
Fifth Third Bancorp	1,552,587	33,147,733
JPMorgan Chase & Co.	1,599,523	92,164,515
PNC Financial Services Group, Inc. (The)	577,386	51,416,223
U.S. Bancorp	276,869	11,993,965
Wells Fargo & Co.	1,370,444	72,030,537

		423,189,424

Capital Markets—5.8%
Bank of New York Mellon Corp. (The)	1,682,084	63,044,508
Goldman Sachs Group, Inc. (The)	171,890	28,781,262
Morgan Stanley	1,431,256	46,272,507
State Street Corp.	500,863	33,688,045

		171,786,322

Communications Equipment—1.8%
Cisco Systems, Inc.	2,146,896	53,350,366

Diversified Telecommunication Services—1.8%
AT&T, Inc.	306,966	10,854,318
Verizon Communications, Inc.	622,054	30,437,102
Vivendi S.A. (a)	474,299	11,599,496

		52,890,916

Electric Utilities—1.8%
FirstEnergy Corp.	436,494	15,155,072
PPL Corp.	1,051,937	37,375,321

		52,530,393

Electrical Equipment—1.2%
Emerson Electric Co.	512,480	34,008,173

Electronic Equipment, Instruments & Components—1.0%
Corning, Inc.	1,342,570	29,469,411

Energy Equipment & Services—5.6%
Halliburton Co.	769,206	54,621,318
Noble Corp. plc	325,112	10,910,759
Weatherford International plc (a)	4,350,361	100,058,303

		165,590,380

Food & Staples Retailing—1.5%
CVS Caremark Corp.	598,619	45,117,914

Food Products—3.1%
ConAgra Foods, Inc.	1,434,179	42,566,433
Mondelez International, Inc. - Class A	602,613	22,664,275
Unilever NV (b)	575,241	25,172,546

		90,403,254

Health Care Providers & Services—4.4%
Cardinal Health, Inc.	200,586	13,752,176
Express Scripts Holding Co. (a)	297,711	20,640,304
UnitedHealth Group, Inc.	757,145	61,896,604
WellPoint, Inc.	309,922	33,350,706

		129,639,790

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	1,312,206	49,404,556

Household Durables—0.6%
Newell Rubbermaid, Inc.	573,952	17,786,772

Industrial Conglomerates—2.1%
General Electric Co.	2,395,177	62,945,252

Insurance—2.9%
Aflac, Inc.	292,297	18,195,488
Allstate Corp. (The)	983,320	57,740,551
Travelers Cos., Inc. (The)	109,501	10,300,759

		86,236,798

Internet Software & Services—2.0%
eBay, Inc. (a)	835,779	41,839,097
Yahoo!, Inc. (a)	481,399	16,911,547

		58,750,644

Machinery—1.4%
Ingersoll-Rand plc	648,054	40,509,856

Media—7.2%
Comcast Corp. - Class A	797,154	42,791,227
Time Warner Cable, Inc.	272,498	40,138,955
Time Warner, Inc.	301,340	21,169,135
Time, Inc. (a)	37,668	912,307
Twenty-First Century Fox, Inc. - Class B	1,171,835	40,111,912
Viacom, Inc. - Class B	771,808	66,938,908

		212,062,444

Metals & Mining—1.1%
Alcoa, Inc.	2,231,707	33,230,117

Multi-Utilities—0.7%
PG&E Corp.	453,982	21,800,216

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—1.8%
Kohl’s Corp. (b)	595,610	$31,376,735
Target Corp.	379,612	21,998,515

		53,375,250

Oil, Gas & Consumable Fuels—12.1%
BP plc (ADR)	1,177,866	62,132,431
Chevron Corp.	300,359	39,211,867
Murphy Oil Corp.	619,796	41,204,038
Occidental Petroleum Corp.	365,128	37,473,087
QEP Resources, Inc.	1,080,532	37,278,354
Royal Dutch Shell plc (ADR)	823,348	67,819,175
Suncor Energy, Inc.	1,673,797	71,353,966

		356,472,918

Paper & Forest Products—1.1%
International Paper Co.	614,867	31,032,337

Pharmaceuticals—9.7%
Bristol-Myers Squibb Co.	668,122	32,410,598
GlaxoSmithKline plc (ADR) (b)	272,142	14,554,154
Merck & Co., Inc.	1,176,172	68,041,550
Novartis AG	550,792	49,891,933
Pfizer, Inc.	1,548,494	45,959,302
Roche Holding AG (ADR)	774,408	28,885,418
Sanofi (ADR)	854,976	45,459,074

		285,202,029

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.	1,030,420	31,839,978

Software—3.8%
Autodesk, Inc. (a)	315,317	17,777,572
Citrix Systems, Inc. (a)	472,572	29,559,379
Microsoft Corp.	1,246,363	51,973,337
Symantec Corp.	608,500	13,934,650

		113,244,938

Technology Hardware, Storage & Peripherals—1.8%
Hewlett-Packard Co.	1,533,961	51,663,806

Total Common Stocks (Cost $2,135,141,934)		2,908,903,176

Short-Term Investments—3.1%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.6%
State Street Navigator Securities Lending MET Portfolio (c)	47,378,809	47,378,809

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $44,276,010 on 07/01/14, collateralized by $44,885,000 U.S. Treasury Note at 0.625% due 07/15/16 with a value of $45,165,531.	44,276,010	44,276,010

Total Short-Term Investments (Cost $91,654,819)		91,654,819

Total Investments—101.9% (Cost $2,226,796,753) (d)		3,000,557,995
Other assets and liabilities (net)—(1.9)%		(55,065,992)

Net Assets—100.0%		$2,945,492,003

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $45,893,733 and the collateral received consisted of cash in the amount of $47,378,809. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $2,226,796,753. The aggregate unrealized appreciation and depreciation of investments were $778,213,330 and $(4,452,088), respectively, resulting in net unrealized appreciation of $773,761,242.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CAD	16,647,897	Barclays Bank plc	07/18/14	$15,314,960	$(280,784)
CAD	16,708,364	Canadian Imperial Bank of Commerce	07/18/14	15,367,687	(284,702)
CAD	16,647,897	Deutsche Bank AG	07/18/14	15,319,681	(276,063)
CAD	16,647,897	Goldman Sachs International	07/18/14	15,305,596	(290,148)
CHF	14,993,783	Barclays Bank plc	07/18/14	16,657,778	(252,180)
CHF	14,993,782	Canadian Imperial Bank of Commerce	07/18/14	16,663,090	(246,867)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CHF	14,993,783	Deutsche Bank AG	07/18/14	$16,666,981	$(242,977)
CHF	14,995,586	Goldman Sachs International	07/18/14	16,663,429	(248,562)
EUR	18,792,053	Barclays Bank plc	07/18/14	25,445,661	(287,851)
EUR	18,792,053	Canadian Imperial Bank of Commerce	07/18/14	25,457,030	(276,482)
EUR	18,807,387	Deutsche Bank AG	07/18/14	25,471,220	(283,290)
EUR	18,792,052	Goldman Sachs International	07/18/14	25,449,324	(284,187)
EUR	18,792,052	Royal Bank of Canada	07/18/14	25,444,683	(288,828)
GBP	9,476,620	Barclays Bank plc	07/18/14	16,067,742	(148,522)
GBP	9,476,373	Canadian Imperial Bank of Commerce	07/18/14	16,077,899	(137,942)
GBP	9,476,374	Deutsche Bank AG	07/18/14	16,075,058	(140,785)
GBP	9,476,374	Goldman Sachs International	07/18/14	16,066,339	(149,504)

Net Unrealized Depreciation					$(4,119,674)

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$58,435,395	$—	$—	$58,435,395
Auto Components	37,437,863	—	—	37,437,863
Automobiles	59,495,664	—	—	59,495,664
Banks	423,189,424	—	—	423,189,424
Capital Markets	171,786,322	—	—	171,786,322
Communications Equipment	53,350,366	—	—	53,350,366
Diversified Telecommunication Services	41,291,420	11,599,496	—	52,890,916
Electric Utilities	52,530,393	—	—	52,530,393
Electrical Equipment	34,008,173	—	—	34,008,173
Electronic Equipment, Instruments & Components	29,469,411	—	—	29,469,411
Energy Equipment & Services	165,590,380	—	—	165,590,380
Food & Staples Retailing	45,117,914	—	—	45,117,914
Food Products	90,403,254	—	—	90,403,254
Health Care Providers & Services	129,639,790	—	—	129,639,790

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$49,404,556	$—	$—	$49,404,556
Household Durables	17,786,772	—	—	17,786,772
Industrial Conglomerates	62,945,252	—	—	62,945,252
Insurance	86,236,798	—	—	86,236,798
Internet Software & Services	58,750,644	—	—	58,750,644
Machinery	40,509,856	—	—	40,509,856
Media	212,062,444	—	—	212,062,444
Metals & Mining	33,230,117	—	—	33,230,117
Multi-Utilities	21,800,216	—	—	21,800,216
Multiline Retail	53,375,250	—	—	53,375,250
Oil, Gas & Consumable Fuels	356,472,918	—	—	356,472,918
Paper & Forest Products	31,032,337	—	—	31,032,337
Pharmaceuticals	235,310,096	49,891,933	—	285,202,029
Semiconductors & Semiconductor Equipment	31,839,978	—	—	31,839,978
Software	113,244,938	—	—	113,244,938
Technology Hardware, Storage & Peripherals	51,663,806	—	—	51,663,806
Total Common Stocks	2,847,411,747	61,491,429	—	2,908,903,176
Short-Term Investments
Mutual Fund	47,378,809	—	—	47,378,809
Repurchase Agreement	—	44,276,010	—	44,276,010
Total Short-Term Investments	47,378,809	44,276,010	—	91,654,819
Total Investments	$2,894,790,556	$105,767,439	$—	$3,000,557,995

Collateral for securities loaned (Liability)	$—	$(47,378,809)	$—	$(47,378,809)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(4,119,674)	$—	$(4,119,674)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,000,557,995
Cash denominated in foreign currencies (c)	38
Receivable for:
Investments sold	1,307,762
Fund shares sold	177,964
Dividends	5,541,332
Prepaid expenses	49

Total Assets	3,007,585,140
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,119,674
Collateral for securities loaned	47,378,809
Payables for:
Investments purchased	6,129,620
Fund shares redeemed	2,696,913
Accrued expenses:
Management fees	1,295,825
Distribution and service fees	256,878
Deferred trustees’ fees	58,994
Other expenses	156,424

Total Liabilities	62,093,137

Net Assets	$2,945,492,003

Net assets consist of:
Paid in surplus	$2,259,184,159
Undistributed net investment income	32,224,383
Accumulated net realized loss	(115,571,536)
Unrealized appreciation on investments and foreign currency transactions	769,654,997

Net Assets	$2,945,492,003

Net Assets
Class A	$1,694,135,770
Class B	1,251,356,233
Capital Shares Outstanding*
Class A	110,196,973
Class B	81,664,773
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.37
Class B	15.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,226,796,753.
(b)	Includes securities loaned at value of $45,893,733.
(c)	Identified cost of cash denominated in foreign currencies was $38.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$40,175,999
Securities lending income	263,957

Total investment income	40,439,956
Expenses
Management fees	7,571,190
Administration fees	31,125
Custodian and accounting fees	106,250
Distribution and service fees—Class B	1,137,781
Audit and tax services	18,322
Legal	15,667
Trustees’ fees and expenses	22,085
Shareholder reporting	44,041
Insurance	8,074
Miscellaneous	9,983

Total expenses	8,964,518
Less management fee waiver	(301,920)

Net expenses	8,662,598

Net Investment Income	31,777,358

Net Realized and Unrealized Gain
Net realized gain on:
Investments	145,800,234
Futures contracts	851,256
Foreign currency transactions	106,159

Net realized gain	146,757,649

Net change in unrealized appreciation (depreciation) on:
Investments	9,323,088
Foreign currency transactions	(3,374,800)

Net change in unrealized appreciation	5,948,288

Net realized and unrealized gain	152,705,937

Net Increase in Net Assets From Operations	$184,483,295

(a)	Net of foreign withholding taxes of $925,188.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,777,358	$36,913,205
Net realized gain	146,757,649	178,565,397
Net change in unrealized appreciation	5,948,288	517,725,167

Increase in net assets from operations	184,483,295	733,203,769

From Distributions to Shareholders
Net investment income
Class A	(21,749,261)	(23,547,092)
Class B	(7,092,034)	(7,435,457)

Total distributions	(28,841,295)	(30,982,549)

Increase (decrease) in net assets from capital share transactions	129,453,154	(173,198,654)

Total increase in net assets	285,095,154	529,022,566

Net Assets
Beginning of period	2,660,396,849	2,131,374,283

End of period	$2,945,492,003	$2,660,396,849

Undistributed net investment income
End of period	$32,224,383	$29,288,320

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,502,672	$21,962,807	9,589,741	$117,901,033
Fund subscription in kind	559,403	8,195,260 (a)	0	0
Reinvestments	1,510,365	21,749,261	1,987,096	23,547,092
Redemptions	(23,518,076)	(347,421,870)	(21,265,646)	(272,140,082)

Net decrease	(19,945,636)	$(295,514,542)	(9,688,809)	$(130,691,957)

Class B
Sales	2,888,270	$42,039,243	5,728,174	$73,699,924
Fund subscription in kind	31,042,508	453,531,039 (a)	0	0
Reinvestments	493,875	7,092,034	629,057	7,435,457
Redemptions	(5,306,510)	(77,694,620)	(9,746,396)	(123,642,078)

Net increase (decrease)	29,118,143	$424,967,696	(3,389,165)	$(42,506,697)

Increase (decrease) derived from capital shares transactions		$129,453,154		$(173,198,654)

(a)	Includes cash and securities amounting to $139,245 and $8,056,015 for Class A, respectively and $7,705,906 and $445,825,133 for Class B, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.58		$10.90	$9.32	$9.55	$8.43	$6.85

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.20	0.19	0.17	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.78		3.65	1.55	(0.27)	1.14	1.64

Total from investment operations	0.96		3.85	1.74	(0.10)	1.27	1.77

Less Distributions
Distributions from net investment income	(0.17)		(0.17)	(0.16)	(0.13)	(0.15)	(0.19)

Total distributions	(0.17)		(0.17)	(0.16)	(0.13)	(0.15)	(0.19)

Net Asset Value, End of Period	$15.37		$14.58	$10.90	$9.32	$9.55	$8.43

Total Return (%) (b)	6.68	(c)	35.64	18.76	(1.17)	15.12	26.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.59	0.60	0.61	0.64	0.64
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.57	0.58	0.61	0.64	0.64
Ratio of net investment income to average net assets (%)	2.46	(d)	1.59	1.90	1.81	1.51	1.95
Portfolio turnover rate (%)	12	(c)	14	17	25	29	44
Net assets, end of period (in millions)	$1,694.1		$1,897.6	$1,524.2	$1,406.5	$828.0	$782.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.52		$10.85	$9.28	$9.52	$8.41	$6.83

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.17	0.17	0.14	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.78		3.64	1.53	(0.27)	1.13	1.65

Total from investment operations	0.94		3.81	1.70	(0.13)	1.24	1.75

Less Distributions
Distributions from net investment income	(0.14)		(0.14)	(0.13)	(0.11)	(0.13)	(0.17)

Total distributions	(0.14)		(0.14)	(0.13)	(0.11)	(0.13)	(0.17)

Net Asset Value, End of Period	$15.32		$14.52	$10.85	$9.28	$9.52	$8.41

Total Return (%) (b)	6.53	(c)	35.39	18.43	(1.48)	14.85	26.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.84	0.85	0.86	0.89	0.89
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.82	0.83	0.86	0.89	0.89
Ratio of net investment income to average net assets (%)	2.16	(d)	1.33	1.65	1.50	1.28	1.39
Portfolio turnover rate (%)	12	(c)	14	17	25	29	44
Net assets, end of period (in millions)	$1,251.4		$762.8	$607.1	$555.3	$582.6	$505.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $44,276,010, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$4,119,674

Total		$4,119,674

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Barclays Bank plc	$969,337	$—	$—	$969,337
Canadian Imperial Bank of Commerce	945,993	—	—	945,993
Deutsche Bank AG	943,115	—	—	943,115
Goldman Sachs International	972,401	—	—	972,401
Royal Bank of Canada	288,828	—	—	288,828

	$4,119,674	$—	$—	$4,119,674

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$470,204	$470,204
Futures contracts	851,256	—	851,256

	$851,256	$470,204	$1,321,460

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(3,380,247)	$(3,380,247)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$286,395,515

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$335,209,237	$0	$622,012,606

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $18,393,454 in purchases of investments and $35,295,252 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,571,190	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$30,982,549	$30,736,598	$—	$—	$30,982,549	$30,736,598

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$28,602,778	$—	$750,640,480	$(248,523,529)	$530,719,729

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $183,279,887.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $248,523,529.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned 7.91%, 7.73%, and 7.78% respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 11.14%.

MARKET ENVIRONMENT / CONDITIONS

After a very strong 2013, volatility returned to the equity markets with the New Year, as concerns about the pace of global economic growth, turmoil in Eastern Europe, and Federal Reserve (“the Fed”) policy weighed on investors. During the period, the currencies in many emerging markets suffered wild swings as investors worried about tighter monetary policy in the U.S., as well as geopolitical instability and prospects for growth globally. Central banks aggressively moved to stem the currencies’ slide, but many of the underlying fears remained unresolved, particularly China’s future growth. In the U.S., despite a material contraction in first quarter Gross Domestic Product growth, economic data improved in the second quarter. Consumer confidence hit an all-time high in May, and unemployment claims were reported at the lowest levels in seven years. In June, the Fed provided investors with mixed signals, hinting at a slightly faster pace of interest rate hikes starting next year, based on a recovering economy, while at the same time reducing its forecast for U.S. economic growth for 2014. The Fed also continued to unwind its quantitative easing program by reducing monthly asset purchases from $45 billion to $35 billion a month. Ongoing tensions in Eastern Europe and insurgent fighting in Iraq weighed on investors in June, but the major U.S. indexes still finished the period in positive territory. However, intensifying unrest in the region is likely to be a source of volatility going into the second half of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the reporting period. All sectors within the Portfolio posted positive absolute returns for the period, except for the Consumer Discretionary and Consumer Staples sectors.

Despite a positive return during the period, the Financials sector detracted from returns on a relative basis. However, underperformance was due to the companies that the Portfolio did not own. The Portfolio holds a significant underweight in Real Estate Investment Trusts (“REITs”) when compared to the benchmark, and this was a major detractor from relative returns. Similarly, the Portfolio’s underweight to the Utilities sector also detracted from relative returns, as the sector was the top performing sector within the benchmark for the period. The Portfolio’s Consumer Staples holdings also detracted from results relative to the benchmark. Within the sector, ConAgra Foods sold off when the company reduced its earnings guidance for 2014, citing weakness in its private label business and consumer brands. A relatively small position in Avon Products also detracted from relative returns. The company’s shares have been under pressure since late last year when the company missed its earnings estimates and warned investors that a larger than expected fine to settle a bribery probe could materially impact its business. The Portfolio’s overweight and stock selection in the Consumer Discretionary sector also detracted from relative performance. Within the sector, retailers including Ascena Retail Group and Express were the largest detractors on a relative basis, as severe winter weather in early 2014 reduced store traffic resulting in weak sales.

Strong stock selection in the Energy sector was the largest contributor to the Portfolio’s relative return, and Newfield Exploration was the top individual contributor. The company’s quarterly earnings came in above analyst’s expectations, and management reported a better than expected production outlook for 2014. Another strong contributor was Williams Cos. During the period, the company announced that it was acquiring a partial stake in a shale focused master limited partnership, Access Midstream Partners. The deal would expand Williams’ presence in major shale areas, and it would be immediately accretive to the company. Williams’s also announced plans to raise its dividend by 32% following completion of the deal in the third quarter, and this news was received enthusiastically by investors. The Telecommunications Services sector also made a positive contribution to relative returns, and the only

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

holding within the sector, tw telecom, was a top individual contributor during the period. After much speculation, Level 3 Communications entered into a definitive agreement to acquire tw telecom in June. In addition, Level 3 paid a premium for the acquisition, and as such, tw telecom’s stock rose sharply following the announcement. Holdings in the Health Care sector contributed to relative returns, and Brookdale Senior Living and Universal Health Services, Inc. were key drivers.

During the period, the team increased the Portfolio’s exposure to the Information Technology, Financials, and Health Care sectors, and trimmed exposure to the Energy sector. However, the Portfolio’s overall positioning was largely unchanged, with the largest absolute sector concentrations remaining in Financials, Industrials, and Consumer Discretionary. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in Industrials, Consumer Discretionary, and Telecommunications Services, while the largest underweights were in Utilities, Financials (specifically REITs), and Materials.

Thomas Copper

Sergio Marcheli

John Mazanec

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	7.91	23.13	19.89	7.92	—
Class B	7.73	22.79	19.58	7.65	—
Class E	7.78	22.91	—	—	20.16
Russell Midcap Value Index	11.14	27.76	22.97	10.66	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
ConAgra Foods, Inc.	3.2
tw telecom, Inc.	3.1
Snap-on, Inc.	3.1
Johnson Controls, Inc.	3.0
Citrix Systems, Inc.	2.9
Cadence Design Systems, Inc.	2.9
Newfield Exploration Co.	2.8
Forest City Enterprises, Inc. - Class A	2.7
ACE, Ltd.	2.7
Comerica, Inc.	2.7

Top Sectors

% of Net Assets
Financials	25.7
Industrials	15.8
Consumer Discretionary	12.6
Information Technology	10.9
Health Care	10.6
Materials	6.0
Energy	5.8
Consumer Staples	3.8
Utilities	3.2
Telecommunication Services	3.1

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.66%	$1,000.00	$1,079.10	$3.40
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B(a)	Actual	0.91%	$1,000.00	$1,077.30	$4.69
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

Class E(a)	Actual	0.81%	$1,000.00	$1,077.80	$4.17
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Textron, Inc.	724,127	$27,726,823

Air Freight & Logistics—1.1%
UTi Worldwide, Inc. (a)	1,539,409	15,917,489

Auto Components—5.2%
Dana Holding Corp. (a)	1,252,151	30,577,527
Johnson Controls, Inc.	829,089	41,396,414

		71,973,941

Banks—8.6%
BB&T Corp.	853,924	33,670,223
Comerica, Inc. (a)	736,633	36,949,511
Wintrust Financial Corp. (a)	654,784	30,120,064
Zions Bancorporation	649,812	19,149,960

		119,889,758

Building Products—1.9%
Owens Corning	667,974	25,837,234

Capital Markets—5.2%
American Capital, Ltd. (b)	613,558	9,381,302
Northern Trust Corp.	474,884	30,492,302
Stifel Financial Corp. (a) (b)	673,876	31,908,028

		71,781,632

Chemicals—4.5%
Eastman Chemical Co.	399,905	34,931,702
WR Grace & Co. (b)	298,552	28,222,120

		63,153,822

Communications Equipment—2.0%
Ciena Corp. (a) (b)	1,293,258	28,011,968

Construction & Engineering—0.7%
Foster Wheeler AG	282,082	9,610,534

Containers & Packaging—1.4%
Sealed Air Corp.	589,172	20,132,007

Diversified Telecommunication Services—3.1%
tw telecom, Inc. (b)	1,060,803	42,760,969

Electric Utilities—2.3%
Edison International	538,140	31,271,315

Electrical Equipment—2.1%
Babcock & Wilcox Co. (The) (a)	917,529	29,782,991

Food Products—3.2%
ConAgra Foods, Inc.	1,518,075	45,056,466

Health Care Equipment & Supplies—2.1%
CareFusion Corp. (b)	651,967	28,914,737

Health Care Providers & Services—6.8%
Brookdale Senior Living, Inc. (b)	910,626	30,360,271
HealthSouth Corp. (a)	839,370	30,108,202
Universal Health Services, Inc. - Class B	355,899	34,080,888

		94,549,361

Insurance—9.2%
ACE, Ltd.	367,297	38,088,699
Arthur J. Gallagher & Co.	294,545	13,725,797
Fidelity National Financial, Inc. - Class A (a)	786,139	25,753,914
Marsh & McLennan Cos., Inc.	534,760	27,711,263
Willis Group Holdings plc	514,697	22,286,380

		127,566,053

IT Services—2.4%
Teradata Corp. (a) (b)	838,764	33,718,313

Life Sciences Tools & Services—1.7%
PerkinElmer, Inc.	508,004	23,794,907

Machinery—5.4%
Ingersoll-Rand plc	527,066	32,946,896
Snap-on, Inc.	359,767	42,639,585

		75,586,481

Multi-Utilities—1.0%
CenterPoint Energy, Inc.	540,723	13,810,065

Multiline Retail—1.4%
Family Dollar Stores, Inc.	295,506	19,544,767

Oil, Gas & Consumable Fuels—5.8%
Newfield Exploration Co. (b)	867,727	38,353,533
ONEOK, Inc.	188,345	12,822,528
Williams Cos., Inc. (The)	510,873	29,737,917

		80,913,978

Personal Products—0.6%
Avon Products, Inc.	527,619	7,708,514

Professional Services—2.5%
Robert Half International, Inc.	731,488	34,921,237

Real Estate Management & Development—2.7%
Forest City Enterprises, Inc. - Class A (b)	1,917,158	38,093,930

Software—5.8%
Cadence Design Systems, Inc. (a) (b)	2,294,711	40,134,496
Citrix Systems, Inc. (a) (b)	654,813	40,958,553

		81,093,049

Specialty Retail—6.1%
Advance Auto Parts, Inc.	210,859	28,449,096
Ascena Retail Group, Inc. (a) (b)	2,131,189	36,443,332
Express, Inc. (b)	1,156,789	19,700,117

		84,592,545

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—0.7%
Diebold, Inc. (a)	234,434	$9,417,214

Total Common Stocks (Cost $1,201,131,026)		1,357,132,100

Short-Term Investments—11.8%

Mutual Fund—9.2%
State Street Navigator Securities Lending MET Portfolio (c)	128,684,134	128,684,134

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $35,508,176 on 07/01/14, collateralized by $36,175,000 U.S. Treasury Note at 0.500% due 06/15/16 with a value of $36,220,219.	35,508,176	35,508,176

Total Short-Term Investments (Cost $164,192,310)		164,192,310

Total Investments—109.3% (Cost $1,365,323,336) (d)		1,521,324,410
Other assets and liabilities (net)—(9.3)%		(129,730,761)

Net Assets—100.0%		$1,391,593,649

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $126,055,058 and the collateral received consisted of cash in the amount of $128,684,134. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,365,323,336. The aggregate unrealized appreciation and depreciation of investments were $174,333,608 and $(18,332,534), respectively, resulting in net unrealized appreciation of $156,001,074.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,357,132,100	$—	$—	$1,357,132,100
Short-Term Investments
Mutual Fund	128,684,134	—	—	128,684,134
Repurchase Agreement	—	35,508,176	—	35,508,176
Total Short-Term Investments	128,684,134	35,508,176	—	164,192,310
Total Investments	$1,485,816,234	$35,508,176	$—	$1,521,324,410

Collateral for securities loaned (Liability)	$—	$(128,684,134)	$—	$(128,684,134)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,521,324,410
Receivable for:
Investments sold	2,200,114
Fund shares sold	128,774
Dividends	1,270,452
Prepaid expenses	23

Total Assets	1,524,923,773
Liabilities
Collateral for securities loaned	128,684,134
Payables for:
Investments purchased	2,282,882
Fund shares redeemed	1,171,620
Accrued expenses:
Management fees	708,742
Distribution and service fees	190,359
Deferred trustees’ fees	77,501
Other expenses	214,886

Total Liabilities	133,330,124

Net Assets	$1,391,593,649

Net assets consist of:
Paid in surplus	$1,206,128,250
Undistributed net investment income	2,880,741
Accumulated net realized gain	26,583,584
Unrealized appreciation on investments	156,001,074

Net Assets	$1,391,593,649

Net Assets
Class A	$441,097,593
Class B	910,089,835
Class E	40,406,221
Capital Shares Outstanding*
Class A	22,080,112
Class B	46,268,723
Class E	2,037,704
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.98
Class B	19.67
Class E	19.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,365,323,336.
(b)	Includes securities loaned at value of $126,055,058.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$8,055,782
Securities lending income	69,943

Total investment income	8,125,725
Expenses
Management fees	3,936,860
Administration fees	14,365
Custodian and accounting fees	48,136
Distribution and service fees—Class B	1,014,159
Distribution and service fees—Class E	29,429
Audit and tax services	18,322
Legal	35,040
Trustees’ fees and expenses	23,993
Shareholder reporting	84,248
Insurance	3,691
Miscellaneous	7,755

Total expenses	5,215,998
Less management fee waiver	(111,583)
Less broker commission recapture	(47,208)

Net expenses	5,057,207

Net Investment Income	3,068,518

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	26,793,018
Futures contracts	(71,583)

Net realized gain	26,721,435

Net change in unrealized appreciation on investments	70,956,377

Net realized and unrealized gain	97,677,812

Net Increase in Net Assets From Operations	$100,746,330

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,068,518	$6,865,899
Net realized gain	26,721,435	315,240,416
Net change in unrealized appreciation (depreciation)	70,956,377	(22,332,558)

Increase in net assets from operations	100,746,330	299,773,757

From Distributions to Shareholders
Net investment income
Class A	(2,478,244)	(3,052,538)
Class B	(3,703,019)	(5,619,674)
Class E	(221,390)	(326,720)
Net realized capital gains
Class A	(61,004,092)	0
Class B	(138,417,488)	0
Class E	(6,928,303)	0

Total distributions	(212,752,536)	(8,998,932)

Increase (decrease) in net assets from capital share transactions	307,135,903	(141,989,467)

Total increase in net assets	195,129,697	148,785,358

Net Assets
Beginning of period	1,196,463,952	1,047,678,594

End of period	$1,391,593,649	$1,196,463,952

Undistributed net investment income
End of period	$2,880,741	$6,214,876

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,631,797	$86,684,304	842,899	$16,987,156
Reinvestments	3,438,913	63,482,336	162,110	3,052,538
Redemptions	(1,629,475)	(33,160,219)	(2,705,253)	(54,794,205)

Net increase (decrease)	6,441,235	$117,006,421	(1,700,244)	$(34,754,511)

Class B
Sales	602,321	$12,358,511	2,000,605	$39,927,530
Fund subscription in kind	5,324,859	97,604,659 (a)	0	0
Reinvestments	7,813,112	142,120,507	302,133	5,619,674
Redemptions	(3,158,723)	(65,654,890)	(7,302,722)	(145,890,608)

Net increase (decrease)	10,581,569	$186,428,787	(4,999,984)	$(100,343,404)

Class E
Sales	11,070	$232,111	69,965	$1,409,481
Reinvestments	390,054	7,149,693	17,453	326,720
Redemptions	(174,281)	(3,681,109)	(431,778)	(8,627,753)

Net increase (decrease)	226,843	$3,700,695	(344,360)	$(6,891,552)

Increase (decrease) derived from capital shares transactions		$307,135,903		$(141,989,467)

(a)	Includes cash and securities amounting to $5,931,767 and $91,672,892, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.73		$17.57	$15.38	$16.04	$12.84	$10.40

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.16	0.23	0.10	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.38		5.18	2.07	(0.64)	3.19	2.60

Total from investment operations	1.45		5.34	2.30	(0.54)	3.31	2.71

Less Distributions
Distributions from net investment income	(0.16)		(0.18)	(0.11)	(0.12)	(0.11)	(0.27)
Distributions from net realized capital gains	(4.04)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.20)		(0.18)	(0.11)	(0.12)	(0.11)	(0.27)

Net Asset Value, End of Period	$19.98		$22.73	$17.57	$15.38	$16.04	$12.84

Total Return (%) (b)	7.91	(c)	30.63	15.00	(3.46)	25.84	26.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.70	0.69	0.73	0.75	0.76
Net ratio of expenses to average net assets (%) (e)	0.66	(d)	0.69	0.69	0.73	0.75	0.76
Ratio of net investment income to average net assets (%)	0.67	(d)	0.78	1.37	0.65	0.86	1.04
Portfolio turnover rate (%)	24	(c)	144	66	47	77	113
Net assets, end of period (in millions)	$441.1		$355.5	$304.7	$35.6	$42.5	$38.2

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.42		$17.34	$15.18	$15.84	$12.69	$10.27

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.11	0.16	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.36		5.12	2.07	(0.64)	3.15	2.57

Total from investment operations	1.40		5.23	2.23	(0.58)	3.23	2.65

Less Distributions
Distributions from net investment income	(0.11)		(0.15)	(0.07)	(0.08)	(0.08)	(0.23)
Distributions from net realized capital gains	(4.04)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.15)		(0.15)	(0.07)	(0.08)	(0.08)	(0.23)

Net Asset Value, End of Period	$19.67		$22.42	$17.34	$15.18	$15.84	$12.69

Total Return (%) (b)	7.73	(c)	30.30	14.70	(3.70)	25.53	26.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.95	0.94	0.98	1.00	1.01
Net ratio of expenses to average net assets (%) (e)	0.91	(d)	0.94	0.94	0.98	1.00	1.01
Ratio of net investment income to average net assets (%)	0.42	(d)	0.53	1.00	0.41	0.62	0.76
Portfolio turnover rate (%)	24	(c)	144	66	47	77	113
Net assets, end of period (in millions)	$910.1		$800.0	$705.4	$357.1	$382.3	$307.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012(f)
Net Asset Value, Beginning of Period	$22.58		$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.13	0.14
Net realized and unrealized gain on investments	1.37		5.15	0.88

Total from investment operations	1.42		5.28	1.02

Less Distributions
Distributions from net investment income	(0.13)		(0.16)	0.00
Distributions from net realized capital gains	(4.04)		0.00	0.00

Total distributions	(4.17)		(0.16)	0.00

Net Asset Value, End of Period	$19.83		$22.58	$17.46

Total Return (%) (b)	7.78	(c)	30.46	6.20	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.85	0.84	(d)
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.84	0.84	(d)
Ratio of net investment income to average net assets (%)	0.51	(d)	0.62	1.26	(d)
Portfolio turnover rate (%)	24	(c)	144	66
Net assets, end of period (in millions)	$40.4		$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, merger related adjustments and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $35,508,176, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through April 30, 2014, the Portfolio had bought and sold $40,681,847 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $71,583 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$414,499,429	$0	$291,757,414

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,017,539 in purchases of investments, which are included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $27,568,397 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,936,860	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

An identical agreement was in place for the period October 1, 2013, through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$8,998,932	$1,772,835	$—	$—	$8,998,932	$1,772,835

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,291,702	$206,221,708	$85,035,018	$—	$297,548,428

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $107,638,472.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 4.98%, 4.83%, and 4.90%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 2.22%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets posted solid gains throughout the first half of 2014, with U.S. equity markets hitting all-time highs during the period. After a dismal January, global equities were on an upswing in late February but retreated in early March, as political upheaval in Ukraine and economic sluggishness in the U.S. and China shook investor confidence. In March, the Federal Reserve (the “Fed”) continued the reduction of its Quantitative Easing (“QE”) purchases and also signaled a possible 2015 hike in the federal funds rate, from its current target of 0%. After a relatively quiet April, consumer confidence hit an all-time high in May and unemployment claims were reported at the lowest levels in seven years. In June, the Fed provided investors mixed signals as they hinted at a slightly faster pace of interest rate increases based on a recovering economy, while reducing the forecast for U.S. economic growth for 2014. The Fed also continued to unwind QE. Despite these actions by the Fed and turmoil overseas, markets rose late in the period and posted all-time highs.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had positive returns for the period and outperformed the Russell 2000 Growth Index. Stock selection in most sectors was positive with the Health Care sector representing the leading contributor to relative outperformance. Stock selection in the Industrials, Consumer Discretionary and Materials sectors also aided results while the Portfolio underperformed in the Consumer Staples and Financials sectors.

The Portfolio outperformed by the widest margin in the Health Care sector due primarily to stock selection. Intermune Pharmaceuticals, Inc., a biotechnology company focused on treatment for lung disease was the leading individual contributor to relative performance for the period. The company’s stock price soared in late February after they announced positive phase III results for a new drug treatment for idiopathic pulmonary fibrosis. Salix Pharmaceuticals Ltd. was another top contributor to Portfolio performance during the period. The gastrointestinal drug maker was helped during the period by a favorable Food and Drug Administration decision.

The Portfolio also outperformed in the Industrials sector due to positive stock selection. Pitney Bowes, Inc., a shipping solutions company headquartered in Connecticut, was the leading individual contributor in the sector. The company received a strong boost after they announced stronger than expected earnings. Another contributor to relative performance in the sector was Kirby Corp., the leading inland tank-barge company in the U.S. They continue to report strong volumes and pricing. As natural gas production has increased domestically, it has become a cheap feedstock for chemical producers domestically, with the resulting boom in domestic chemical products driving shipping volume growth.

The Portfolio underperformed by the widest margin in the Consumer Staples sector due to stock selection primarily within the Food, Beverage and Tobacco industries. Annies, Inc., an organic food producer, was a detractor for the period as the company was impacted by rising wheat and dairy costs. Relative performance was also hindered by several strong performing Consumer Staples names not held in the Portfolio. Notably, not owning drug store chain Rite Aid Corp. dampened relative performance as the company experienced substantial double-digit returns during the period.

The Portfolio also underperformed in the Financials sector, driven by stock selection and an underweight allocation to strong performing Real Estate Investment Trusts. Portfolio holdings Affiliated Managers Group and Gaming and Leisure Properties, Inc. were the largest detractors from relative results in the sector.

Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon has historically contributed to low turnover. Our risk-controlled portfolio construction ensures that the Portfolio represents the small cap growth

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

asset class, maintaining relative industry group weights within a modest range. During the period, changes were relatively minor within this framework, however the most significant shifts included an increase in the Energy sector and a decrease in Consumer Discretionary exposure.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	4.98	28.06	21.30	9.88
Class B	4.83	27.81	20.99	9.65
Class E	4.90	27.89	21.10	9.76
Russell 2000 Growth Index	2.22	24.73	20.50	9.04

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	2.0
SBA Communications Corp. - Class A	1.3
CoStar Group, Inc.	1.3
Wabtec Corp.	1.3
Jack in the Box, Inc.	1.2
ITT Corp.	1.2
InterMune, Inc.	1.1
ARRIS Group, Inc.	1.1
Kirby Corp.	1.1
Pitney Bowes, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	25.3
Health Care	17.8
Industrials	17.0
Consumer Discretionary	12.2
Financials	10.5
Energy	7.4
Materials	4.0
Consumer Staples	2.2
Telecommunication Services	1.3
Utilities	0.8

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.85%	$1,000.00	$1,049.80	$4.32
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class B(a)	Actual	1.10%	$1,000.00	$1,048.30	$5.59
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

Class E(a)	Actual	1.00%	$1,000.00	$1,049.00	$5.08
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Hexcel Corp. (a)	263,715	$10,785,943
TransDigm Group, Inc. (b)	62,404	10,437,693

		21,223,636

Air Freight & Logistics—0.8%
Forward Air Corp.	267,858	12,817,005

Auto Components—0.9%
Tenneco, Inc. (a)	203,919	13,397,478

Banks—4.0%
Hancock Holding Co.	298,960	10,559,267
Home BancShares, Inc.	378,954	12,437,271
Prosperity Bancshares, Inc.	191,648	11,997,165
SVB Financial Group (a)	123,902	14,449,451
UMB Financial Corp. (b)	194,367	12,320,924

		61,764,078

Biotechnology—4.9%
Acorda Therapeutics, Inc. (a)	119,884	4,041,289
Alnylam Pharmaceuticals, Inc. (a) (b)	129,794	8,199,087
Exact Sciences Corp. (a) (b)	746,136	12,706,696
Incyte Corp., Ltd. (a) (b)	243,672	13,752,848
InterMune, Inc. (a) (b)	397,942	17,569,139
NPS Pharmaceuticals, Inc. (a) (b)	285,233	9,426,951
Seattle Genetics, Inc. (a) (b)	261,383	9,997,900

		75,693,910

Building Products—1.1%
AO Smith Corp.	330,359	16,379,199

Capital Markets—3.2%
Affiliated Managers Group, Inc. (a)	56,087	11,520,270
Greenhill & Co., Inc. (b)	151,503	7,461,523
Janus Capital Group, Inc. (b)	894,850	11,167,728
SEI Investments Co.	131,578	4,311,811
Stifel Financial Corp. (a)	332,230	15,731,090

		50,192,422

Chemicals—1.8%
PolyOne Corp.	381,873	16,092,128
Rockwood Holdings, Inc.	148,396	11,276,612

		27,368,740

Commercial Services & Supplies—2.4%
Pitney Bowes, Inc.	602,242	16,633,924
Steelcase, Inc. - Class A	731,176	11,062,693
Tetra Tech, Inc.	369,166	10,152,065

		37,848,682

Communications Equipment—1.7%
ARRIS Group, Inc. (a)	534,382	17,383,446
Finisar Corp. (a) (b)	424,440	8,382,690

		25,766,136

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	334,813	10,318,937

Construction Materials—0.8%
Martin Marietta Materials, Inc. (b)	93,012	12,282,235

Containers & Packaging—0.8%
Berry Plastics Group, Inc. (a)	491,647	12,684,493

Distributors—0.7%
Pool Corp.	202,554	11,456,454

Electric Utilities—0.8%
ITC Holdings Corp.	345,116	12,589,832

Electrical Equipment—1.0%
Acuity Brands, Inc. (b)	115,764	16,004,373

Electronic Equipment, Instruments & Components—4.2%
Cognex Corp. (a)	399,641	15,346,215
IPG Photonics Corp. (a) (b)	134,379	9,245,275
Littelfuse, Inc.	150,235	13,964,343
National Instruments Corp.	310,284	10,050,099
SYNNEX Corp. (a)	222,753	16,227,556

		64,833,488

Energy Equipment & Services—3.2%
Atwood Oceanics, Inc. (a)	175,662	9,218,742
Dresser-Rand Group, Inc. (a)	171,341	10,919,562
Dril-Quip, Inc. (a)	127,678	13,947,545
Patterson-UTI Energy, Inc.	455,573	15,917,720

		50,003,569

Food Products—2.2%
Annie’s, Inc. (a) (b)	332,875	11,257,832
B&G Foods, Inc.	307,646	10,056,948
Lancaster Colony Corp.	139,716	13,295,375

		34,610,155

Health Care Equipment & Supplies—3.7%
Insulet Corp. (a) (b)	276,151	10,954,910
Masimo Corp. (a) (b)	7,918	186,865
NuVasive, Inc. (a)	321,710	11,443,225
Sirona Dental Systems, Inc. (a) (b)	150,070	12,374,772
STERIS Corp.	251,104	13,429,042
Thoratec Corp. (a)	239,911	8,363,297

		56,752,111

Health Care Providers & Services—5.0%
Chemed Corp. (b)	147,960	13,866,811
Community Health Systems, Inc. (a)	287,428	13,040,609
HealthSouth Corp.	331,390	11,886,959
MEDNAX, Inc. (a)	211,963	12,325,649
Select Medical Holdings Corp.	810,127	12,637,981
VCA, Inc. (a)	397,746	13,956,907

		77,714,916

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.3%
HMS Holdings Corp. (a) (b)	230,249	$4,699,382

Hotels, Restaurants & Leisure—3.2%
Cheesecake Factory, Inc. (The) (b)	228,283	10,596,897
Choice Hotels International, Inc. (b)	194,809	9,177,452
Domino’s Pizza, Inc.	159,923	11,688,772
Jack in the Box, Inc.	309,348	18,511,384

		49,974,505

Household Durables—1.0%
Ethan Allen Interiors, Inc. (b)	159,228	3,939,301
Standard Pacific Corp. (a) (b)	1,386,701	11,925,628

		15,864,929

Insurance—1.8%
American Equity Investment Life Holding Co. (b)	497,630	12,241,698
Protective Life Corp.	227,737	15,789,006

		28,030,704

Internet & Catalog Retail—0.7%
HomeAway, Inc. (a) (b)	326,880	11,381,962

Internet Software & Services—4.0%
Conversant, Inc. (a) (b)	564,796	14,345,818
CoStar Group, Inc. (a)	127,911	20,231,683
Dealertrack Technologies, Inc. (a)	280,402	12,713,427
OpenTable, Inc. (a) (b)	139,560	14,458,416

		61,749,344

IT Services—0.9%
EPAM Systems, Inc. (a)	324,440	14,194,250

Leisure Products—0.7%
Brunswick Corp.	243,820	10,272,137

Life Sciences Tools & Services—2.3%
PAREXEL International Corp. (a) (b)	237,660	12,557,955
PerkinElmer, Inc.	250,185	11,718,665
Techne Corp.	128,374	11,883,581

		36,160,201

Machinery—5.2%
Crane Co.	174,548	12,979,389
ITT Corp.	375,149	18,044,667
Lincoln Electric Holdings, Inc.	216,320	15,116,442
WABCO Holdings, Inc. (a)	138,427	14,786,772
Wabtec Corp.	241,826	19,972,409

		80,899,679

Marine—1.1%
Kirby Corp. (a)	144,226	16,894,634

Media—0.8%
Sinclair Broadcast Group, Inc. - Class A (b)	359,361	12,487,795

Metals & Mining—0.7%
Carpenter Technology Corp.	163,067	10,313,988

Oil, Gas & Consumable Fuels—4.2%
Energen Corp.	166,703	14,816,563
Laredo Petroleum, Inc. (a) (b)	399,371	12,372,513
Oasis Petroleum, Inc. (a)	297,341	16,618,388
Resolute Energy Corp. (a) (b)	583,089	5,037,889
Ultra Petroleum Corp. (a) (b)	528,711	15,697,430

		64,542,783

Pharmaceuticals—1.6%
Jazz Pharmaceuticals plc (a)	71,834	10,560,317
Salix Pharmaceuticals, Ltd. (a)	117,175	14,453,536

		25,013,853

Real Estate Investment Trusts—1.5%
Corrections Corp. of America (b)	370,093	12,157,555
Gaming and Leisure Properties, Inc. (b)	306,696	10,418,463

		22,576,018

Road & Rail—1.7%
Knight Transportation, Inc. (b)	527,874	12,547,565
Swift Transportation Co. (a)	568,194	14,335,535

		26,883,100

Semiconductors & Semiconductor Equipment—3.7%
Cavium, Inc. (a) (b)	229,182	11,381,178
MKS Instruments, Inc.	298,391	9,321,735
Power Integrations, Inc.	238,709	13,735,316
Silicon Laboratories, Inc. (a)	238,093	11,726,080
Teradyne, Inc. (b)	606,260	11,882,696

		58,047,005

Software—10.1%
Aspen Technology, Inc. (a)	324,216	15,043,622
Cadence Design Systems, Inc. (a)	678,148	11,860,808
CommVault Systems, Inc. (a)	141,236	6,944,574
Informatica Corp. (a)	182,255	6,497,391
Interactive Intelligence Group, Inc. (a) (b)	216,359	12,144,231
Manhattan Associates, Inc. (a)	916,557	31,557,057
Mentor Graphics Corp.	572,522	12,349,299
MicroStrategy, Inc. - Class A (a)	83,688	11,768,207
NetScout Systems, Inc. (a)	365,512	16,206,802
QLIK Technologies, Inc. (a)	301,414	6,817,985
Qualys, Inc. (a) (b)	351,422	9,021,003
SolarWinds, Inc. (a)	203,986	7,886,099
Ultimate Software Group, Inc. (The) (a)	58,953	8,145,536

		156,242,614

Specialty Retail—2.5%
DSW, Inc. - Class A	318,933	8,910,988
Group 1 Automotive, Inc. (b)	154,352	13,013,417
Monro Muffler Brake, Inc. (b)	198,981	10,583,799
Vitamin Shoppe, Inc. (a) (b)	143,692	6,181,630

		38,689,834

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—0.7%
Cray, Inc. (a) (b)	438,862	$11,673,729

Textiles, Apparel & Luxury Goods—1.6%
G-III Apparel Group, Ltd. (a)	162,311	13,254,316
Steven Madden, Ltd. (a)	357,216	12,252,509

		25,506,825

Trading Companies & Distributors—1.6%
Watsco, Inc.	123,582	12,699,286
WESCO International, Inc. (a) (b)	144,437	12,476,468

		25,175,754

Wireless Telecommunication Services—1.3%
SBA Communications Corp. - Class A (a)	202,394	20,704,906

Total Common Stocks (Cost $1,003,688,909)		1,529,681,780

Rights—0.0%

Health Care Providers & Services—0.0%
Community Health Systems, Inc., Expires 01/04/16 (a) (Cost $50,585)	778,232	52,064

Short-Term Investments—22.3%

Mutual Fund—21.7%
State Street Navigator Securities Lending MET Portfolio (c)	337,633,661	337,633,661

Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $9,703,792 on 07/01/14, collateralized by $9,850,000 U.S. Treasury Note at 0.625% due 08/15/16 with a value of $9,899,250.	9,703,792	9,703,792

Total Short-Term Investments (Cost $347,337,453)		347,337,453

Total Investments—120.8% (Cost $1,351,076,947) (d)		1,877,071,297
Other assets and liabilities (net)—(20.8)%		(323,568,568)

Net Assets—100.0%		$1,553,502,729

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $331,372,272 and the collateral received consisted of cash in the amount of $337,633,661 and non-cash collateral with a value of $120,510. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,351,076,947. The aggregate unrealized appreciation and depreciation of investments were $542,973,620 and $(16,979,270), respectively, resulting in net unrealized appreciation of $525,994,350.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,529,681,780	$—	$—	$1,529,681,780
Total Rights*	52,064	—	—	52,064
Short-Term Investments
Mutual Fund	337,633,661	—	—	337,633,661
Repurchase Agreement	—	9,703,792	—	9,703,792
Total Short-Term Investments	337,633,661	9,703,792	—	347,337,453
Total Investments	$1,867,367,505	$9,703,792	$—	$1,877,071,297

Collateral for securities loaned (Liability)	$—	$(337,633,661)	$—	$(337,633,661)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,877,071,297
Receivable for:
Investments sold	22,733,644
Fund shares sold	115,844
Dividends	601,419

Total Assets	1,900,522,204
Liabilities
Collateral for securities loaned	337,633,661
Payables for:
Investments purchased	6,737,184
Fund shares redeemed	1,324,226
Accrued expenses:
Management fees	1,045,771
Distribution and service fees	88,110
Deferred trustees’ fees	58,994
Other expenses	131,529

Total Liabilities	347,019,475

Net Assets	$1,553,502,729

Net assets consist of:
Paid in surplus	$791,706,756
Undistributed net investment income	3,926,458
Accumulated net realized gain	231,875,165
Unrealized appreciation on investments	525,994,350

Net Assets	$1,553,502,729

Net Assets
Class A	$1,111,443,955
Class B	425,817,525
Class E	16,241,249
Capital Shares Outstanding*
Class A	58,368,725
Class B	23,189,489
Class E	867,024
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.04
Class B	18.36
Class E	18.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,351,076,947.
(b)	Includes securities loaned at value of $331,372,272.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$10,740,942
Securities lending income	808,796

Total investment income	11,549,738
Expenses
Management fees	6,988,230
Administration fees	19,258
Custodian and accounting fees	69,246
Distribution and service fees—Class B	525,469
Distribution and service fees—Class E	12,294
Audit and tax services	18,322
Legal	15,668
Trustees’ fees and expenses	22,086
Shareholder reporting	39,376
Insurance	5,213
Miscellaneous	8,283

Total expenses	7,723,445
Less management fee waiver	(123,972)
Less broker commission recapture	(30,078)

Net expenses	7,569,395

Net Investment Income	3,980,343

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	234,402,303
Futures contracts	(1,927,002)

Net realized gain	232,475,301

Net change in unrealized depreciation on investments	(165,898,340)

Net realized and unrealized gain	66,576,961

Net Increase in Net Assets From Operations	$70,557,304

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,980,343	$(1,315,951)
Net realized gain	232,475,301	197,052,575
Net change in unrealized appreciation (depreciation)	(165,898,340)	369,422,662

Increase in net assets from operations	70,557,304	565,159,286

From Distributions to Shareholders
Net investment income
Class A	0	(5,352,864)
Class B	0	(813,978)
Class E	0	(43,094)
Net realized capital gains
Class A	(144,739,748)	(72,744,049)
Class B	(49,457,582)	(22,123,511)
Class E	(1,902,860)	(815,717)

Total distributions	(196,100,190)	(101,893,213)

Decrease in net assets from capital share transactions	(106,427,695)	(282,344,958)

Total increase (decrease) in net assets	(231,970,581)	180,921,115

Net Assets
Beginning of period	1,785,473,310	1,604,552,195

End of period	$1,553,502,729	$1,785,473,310

Undistributed net investment income (loss)
End of period	$3,926,458	$(53,885)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,478,614	$80,450,470	4,330,920	$75,103,898
Reinvestments	8,154,352	144,739,748	4,987,031	78,096,913
Redemptions	(19,295,505)	(354,122,467)	(24,900,559)	(436,591,837)

Net decrease	(6,662,539)	$(128,932,249)	(15,582,608)	$(283,391,026)

Class B
Sales	1,118,649	$21,373,914	3,494,132	$60,318,809
Reinvestments	2,887,191	49,457,582	1,508,053	22,937,489
Redemptions	(2,601,229)	(49,129,161)	(4,887,653)	(83,787,241)

Net increase (decrease)	1,404,611	$21,702,335	114,532	$(530,943)

Class E
Sales	78,604	$1,557,300	245,077	$4,210,462
Reinvestments	108,922	1,902,860	55,515	858,811
Redemptions	(138,527)	(2,657,941)	(200,172)	(3,492,262)

Net increase	48,999	$802,219	100,420	$1,577,011

Decrease derived from capital shares transactions		$(106,427,695)		$(282,344,958)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.53		$15.67		$14.07	$14.19	$11.22	$8.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		(0.00	)(b)	0.07	(0.03)	(0.03)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	0.80		6.00		2.48	(0.09)	3.00	2.86

Total from investment operations	0.85		6.00		2.55	(0.12)	2.97	2.86

Less Distributions
Distributions from net investment income	0.00		(0.08)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)		(1.06)		(0.95)	0.00	0.00	0.00

Total distributions	(2.34)		(1.14)		(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$19.04		$20.53		$15.67	$14.07	$14.19	$11.22

Total Return (%) (c)	4.98	(d)	40.54		18.51	(0.85)	26.47	34.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87		0.87	0.88	0.89	0.90
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.85		0.86	0.87	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	0.54	(e)	(0.02)		0.48	(0.21)	(0.22)	0.03
Portfolio turnover rate (%)	16	(d)	18		28	40	36	31
Net assets, end of period (in millions)	$1,111.4		$1,335.2		$1,263.5	$1,111.8	$1,074.4	$719.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.91		$15.23		$13.73	$13.88	$11.00	$8.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		(0.05)		0.03	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.76		5.83		2.42	(0.08)	2.94	2.80

Total from investment operations	0.79		5.78		2.45	(0.15)	2.88	2.78

Less Distributions
Distributions from net investment income	0.00		(0.04)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)		(1.06)		(0.95)	0.00	0.00	0.00

Total distributions	(2.34)		(1.10)		(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$18.36		$19.91		$15.23	$13.73	$13.88	$11.00

Total Return (%) (c)	4.83	(d)	40.17		18.23	(1.08)	26.18	33.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.12		1.12	1.13	1.14	1.15
Net ratio of expenses to average net assets (%) (f)	1.10	(e)	1.10		1.11	1.12	1.12	1.15
Ratio of net investment income (loss) to average net assets (%)	0.30	(e)	(0.27)		0.22	(0.46)	(0.47)	(0.23)
Portfolio turnover rate (%)	16	(d)	18		28	40	36	31
Net assets, end of period (in millions)	$425.8		$433.7		$330.0	$299.4	$282.4	$221.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.25		$15.47	$13.92	$14.06	$11.13	$8.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		(0.03)	0.04	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.78		5.93	2.46	(0.09)	2.98	2.83

Total from investment operations	0.82		5.90	2.50	(0.14)	2.93	2.82

Less Distributions
Distributions from net investment income	0.00		(0.06)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.34)		(1.06)	(0.95)	0.00	0.00	0.00

Total distributions	(2.34)		(1.12)	(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$18.73		$20.25	$15.47	$13.92	$14.06	$11.13

Total Return (%) (c)	4.90	(d)	40.34	18.34	(1.00)	26.33	33.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.02	1.02	1.03	1.04	1.05
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.00	1.01	1.02	1.02	1.05
Ratio of net investment income (loss) to average net assets (%)	0.39	(e)	(0.16)	0.30	(0.36)	(0.38)	(0.13)
Portfolio turnover rate (%)	16	(d)	18	28	40	36	31
Net assets, end of period (in millions)	$16.2		$16.6	$11.1	$11.2	$11.5	$11.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency gains and losses, return of capital adjustments, passive foreign investment companies (PFICs) and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $9,703,792, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 21, 2014 through April 29, 2014, the Portfolio had bought and sold $108,141,181 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $1,927,002 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$258,682,901	$0	$540,900,995

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $44,203,047 in sales of investments, which are included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $52,509,892 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,988,230	0.880%	First $500 million
	0.830%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$22,458,040	$—	$79,435,173	$95,703,467	$101,893,213	$95,703,467

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$24,296,397	$171,497,817	$691,598,526	$—	$887,392,740

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 3.55% and 3.38%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 3.93%.

MARKET ENVIRONMENT / CONDITIONS

The first six months of 2014 witnessed the continued ‘risk on’ trade as spread sectors grinded tighter, led by the Corporate sector returning to levels not seen since mid 2007. In the first quarter, concerns about an uneven U.S. economy, a slowdown in the emerging markets, and turmoil in Ukraine benefited U.S. Treasuries during most of the quarter, while emerging market equities and bonds suffered. The Federal Reserve’s initiation of its gradual retreat from quantitative easing led to a “liquidity squeeze” in those emerging market countries with weaker current account balances that had relied on the influx of global liquidity over the last few years and a flight to quality in U.S Treasuries. The Federal Open Market Committee (the “FOMC”) met twice in the second quarter, and largely confirmed market expectations, reducing asset purchases by $10 billion at each meeting to $35 billion beginning in July. The FOMC also revised their economic and rate expectations, downgrading 2014 gross domestic product (“GDP”) projections after a poor first quarter, shifting their unemployment rate forecast lower and marginally raising their inflation projections. Data released in the second quarter was stronger than the first quarter, an indication that the -2.1% drop in GDP growth was an aberration and not the beginning of a trend. Labor markets continued to show steady improvement, inflation appeared to have bottomed, and housing data rebounded after a soft six months.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Barclays U.S. Aggregate Bond Index during the first six months of the year.

Over the first six months of the year, the Portfolio’s duration (sensitivity to interest rate movement) and yield curve positioning was a net negative from performance, as the Portfolio remained overweight the belly of the curve (5-10 years), underweight the 20+ year bucket, and held a shorter duration posture versus the index. The ten-year Treasury moved from a high of 3.01% to start the year to a low of 2.44% at the end of May before settling at 2.53% at the end of the six month time period.

The Portfolio’s underweight in U.S. Treasury debt was a detractor to performance, as the ten-year Treasury moved lower during the first half of the year (as prices move lower, yields move higher). Within Treasuries, the 30-year bellwether was the best performer, posting performance of 13.77% during the first six months of the year in a near complete reversal of the negative performance experienced during all of 2013. The Portfolio maintained a shorter duration posture throughout the time period, which was a detractor to excess returns as rates fell across the longer end of the Treasury curve.

Driven by the market’s appetite for additional yield in this low rate environment, credit spreads continued to tighten throughout the quarter. Option Adjusted Spreads (OAS) on Corporate bonds tightened from 114 basis points at the end of 2013 to 99 basis points, a level not seen since mid 2007. The Portfolio’s underweight to Credit relative to the benchmark detracted from performance during the six month time period, especially in the lower-rated segment of Investment Grade Credit, despite strong security selection within the sector. Strong performance in the mortgage segment of the Portfolio helped to offset some of the negative relative performance from the Credit allocation. While both Non-Agency and Agency Collateralized Mortgage Obligations (“CMOs”) lagged the pass-through portion of the mortgage market, security selection within pass-through mortgages was strong and contributed to performance relative to the benchmark. Less than expected supply in the Agency mortgage market pushed spreads tighter for TBA (To Be Announced) mortgages and pass-through mortgages. The Portfolio’s allocation to both Asset-Backed Securities (“ABS”) and Commercial Mortgage-Backed Securities (“CMBS”) were positive contributors, as these sectors continued to see strong interest from market participants and the overweight relative to the benchmark worked in the Portfolio’s favor as spreads grinded tighter.

Portfolio activities during the reporting period were reflective of opportunities available in the marketplace. While the pace of corporate new issuance has slowed from the fevered pitch of 2013, there were still new opportunities in the marketplace during the quarter. New purchases were spread amongst the various sectors of the market but focused upon Government (40.5% of new purchases) and MBS (26.8%), with smaller allocations to Credit (12.4%), ABS (10.2%) and CMBS (10.0%). Government purchases were a blend

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

of Treasury strips and bonds, as well as some foreign government / sovereign debt (Mexico, Quebec, Petrobras). MBS purchases during the quarter were focused upon Agency CMOs, as well as pass-through securities, while ABS and CMBS purchases were mostly new issue bonds and select seasoned securities. Allocations at the end of the period were: Treasury 25.7%, Agency 2.1%, MBS 37.9%, ABS 6.2%, CMBS 5.4%, Credit 17.7%, and cash 5.0%.

Douglas Swanson

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	3.55	3.55	—	0.56
Class B	3.38	3.18	4.60	2.94
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.90

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgagebacked securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	62.7
Corporate Bonds & Notes	17.4
Asset-Backed Securities	7.2
Mortgage-Backed Securities	6.6
Foreign Government	0.6

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.44%	$1,000.00	$1,035.50	$2.22
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class B(a)	Actual	0.69%	$1,000.00	$1,033.80	$3.48
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—62.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—35.6%
Fannie Mae 10 Yr. Pool 2.240%, 12/01/22	2,000,000	$1,943,133
2.330%, 11/01/22	17,810,000	17,414,198
2.350%, 05/01/23	4,897,921	4,765,964
2.360%, 05/01/23	9,487,503	9,229,880
2.420%, 05/01/23	5,900,514	5,761,407
2.420%, 06/01/23	4,913,800	4,797,853
2.450%, 11/01/22	3,000,000	2,958,750
2.460%, 02/01/23	1,456,919	1,434,903
2.500%, 04/01/23	2,000,000	1,951,503
2.510%, 06/01/23	3,928,028	3,862,038
2.520%, 05/01/23	25,000,000	24,188,965
2.530%, 05/01/23	4,283,321	4,219,210
2.540%, 05/01/23	5,000,000	4,929,068
2.640%, 04/01/23	1,967,593	1,958,344
2.640%, 05/01/23	2,361,592	2,349,545
2.700%, 05/01/23	5,000,000	4,896,823
2.720%, 03/01/23	3,236,899	3,244,288
2.740%, 06/01/23	3,000,000	3,005,158
2.900%, 06/01/22	7,714,432	7,884,469
2.980%, 07/01/22	2,000,000	2,053,396
3.000%, 05/01/22	3,500,000	3,601,639
3.200%, 11/01/20	10,820,827	11,359,604
3.440%, 11/01/21	4,106,751	4,340,828
3.490%, 09/01/23	4,000,000	4,206,452
3.670%, 07/01/23	2,500,000	2,652,861
3.730%, 07/01/22	5,970,881	6,418,166
3.760%, 10/01/23	1,500,000	1,604,671
3.760%, 11/01/23	1,100,000	1,176,558
4.260%, 12/01/19	2,810,211	3,106,318
4.500%, 07/01/21	1,315,943	1,398,207
4.770%, 06/01/19	3,623,478	4,062,797
Fannie Mae 15 Yr. Pool 3.500%, 08/01/26	1,136,713	1,195,336
Fannie Mae 20 Yr. Pool 3.500%, 02/01/33	6,173,543	6,429,435
3.500%, 05/01/33	7,429,194	7,736,426
4.000%, 02/01/31	3,411,058	3,669,498
4.000%, 10/01/32	2,397,639	2,561,497
4.500%, 10/01/30	885,437	968,541
5.000%, 11/01/29	2,091,921	2,329,481
6.000%, 02/01/28	514,948	581,995
6.000%, 07/01/28	707,494	800,281
Fannie Mae 30 Yr. Pool 3.000%, 01/01/43	5,826,439	5,729,878
3.500%, 07/01/42	2,923,167	3,013,740
3.500%, 08/01/42	1,870,502	1,928,459
3.500%, 12/01/42	8,057,123	8,236,721
3.500%, 01/01/43	3,793,147	3,910,676
3.500%, 03/01/43	19,083,743	19,592,534
3.500%, 05/01/43	31,553,516	32,257,048
3.500%, 06/01/43	7,741,773	7,912,416
3.500%, 07/01/43	4,554,856	4,655,319
3.500%, 08/01/43	10,194,511	10,419,417
4.000%, 12/01/40	1,119,243	1,190,051
4.000%, 07/01/42	4,525,760	4,781,353

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 02/01/40	1,011,070	1,105,024
5.000%, 09/01/35	2,592,021	2,884,298
6.000%, 12/01/39	1,067,719	1,202,995
Fannie Mae ARM Pool 0.430%, 06/25/24 (a)	5,000,000	5,009,375
0.481%, 05/01/23 (a)	20,842,268	21,033,124
0.520%, 05/01/24 (a)	2,733,000	2,733,277
0.531%, 02/01/23 (a)	5,000,000	4,997,448
0.611%, 11/01/23 (a)	4,946,209	4,987,462
0.631%, 08/01/23 (a)	5,000,000	5,040,285
0.851%, 01/01/21 (a)	971,587	983,476
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	2,065,073	2,350,974
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	1,243,868	89,619
Fannie Mae Pool 1.735%, 05/01/20	15,000,000	14,653,751
1.750%, 06/01/20	7,408,786	7,267,340
1.800%, 02/01/20	3,061,729	3,021,421
1.810%, 01/01/20	4,385,523	4,335,395
2.010%, 07/01/19	3,000,000	3,026,987
2.010%, 06/01/20	12,541,000	12,552,885
2.680%, 04/01/19	997,165	1,037,133
2.703%, 04/01/23	2,456,807	2,465,523
3.050%, 04/01/22	3,473,174	3,573,214
3.430%, 10/01/23	12,133,000	12,690,098
3.558%, 01/01/21	12,909,991	13,835,508
3.560%, 03/01/24	7,400,000	7,797,026
3.743%, 06/01/18	1,911,925	2,068,437
3.770%, 12/01/20	2,368,972	2,560,915
3.804%, 05/01/22	9,427,895	10,119,578
3.970%, 07/01/21	4,818,907	5,268,386
3.990%, 12/01/20	2,791,113	2,999,216
4.330%, 04/01/20	3,950,821	4,387,583
4.380%, 04/01/21	3,222,593	3,600,283
5.936%, 10/01/17	4,175,078	4,675,382
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (c)	2,882,743	2,184,869
Zero Coupon, 10/25/43 (c)	1,434,080	1,116,159
Zero Coupon, 12/25/43 (c)	3,386,422	2,553,431
0.502%, 03/25/43 (a)	2,728,532	2,693,132
0.630%, 03/25/27 (a)	957,784	944,134
0.652%, 05/25/35 (a)	5,265,089	5,238,785
0.652%, 10/25/42 (a)	1,805,443	1,799,163
0.752%, 10/25/43 (a)	3,272,766	3,288,397
0.752%, 12/25/43 (a)	4,039,108	4,055,963
1.052%, 03/25/38 (a)	1,094,058	1,107,052
1.152%, 08/25/32 (a)	1,723,612	1,773,226
3.000%, 05/25/26	5,908,549	5,873,742
3.500%, 07/25/24	3,038,744	3,183,823
3.500%, 02/25/43	9,151,337	9,336,158
3.500%, 03/25/43	5,528,016	5,764,991
4.500%, 07/25/38	521,018	538,159
5.000%, 03/25/40	13,200,000	14,359,184
6.000%, 01/25/36	1,247,144	1,286,963
6.378%, 01/25/41 (a) (b)	8,940,515	1,881,536
6.500%, 07/18/28	341,026	388,772

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES 0.442%, 12/25/17 (a)	1,687,000	$1,686,555
0.502%, 01/25/17 (a)	1,691,799	1,694,476
2.034%, 03/25/19	9,091,000	9,221,874
2.207%, 01/25/22	10,000,000	9,733,830
2.280%, 12/27/22	9,391,000	9,075,237
2.389%, 01/25/23 (a)	3,000,000	2,919,573
3.346%, 03/25/24 (a)	2,500,000	2,594,085
3.501%, 01/25/24 (a)	2,500,000	2,626,390
Freddie Mac 15 Yr. Gold Pool 3.500%, 05/01/26	1,302,359	1,378,126
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	2,521,625	2,636,800
Freddie Mac 30 Yr. Gold Pool 3.500%, 08/01/42	5,927,589	6,100,759
3.500%, 10/01/42	5,284,257	5,438,633
3.500%, 11/01/42	6,987,958	7,192,107
3.500%, 04/01/43	3,045,850	3,134,833
4.000%, 08/01/42	9,697,104	10,286,916
4.000%, 05/01/43	1,343,310	1,425,045
4.000%, 06/01/43	1,297,722	1,377,322
4.000%, 08/01/43	8,901,197	9,446,321
5.000%, 08/01/39	2,598,907	2,909,449
6.000%, 12/01/39	1,388,777	1,560,692
Freddie Mac ARM Non-Gold Pool 4.006%, 07/01/40 (a)	6,173,259	6,578,426
Freddie Mac Gold Pool 3.500%, 12/01/32	8,007,566	8,326,608
3.500%, 01/01/33	11,210,996	11,657,160
3.500%, 02/01/33	14,775,081	15,364,291
3.500%, 03/01/33	10,346,246	10,758,610
3.500%, 04/01/33	13,069,456	13,590,724
3.500%, 05/01/33	4,853,533	5,047,267
3.500%, 06/01/43	4,757,478	4,856,049
4.000%, 09/01/32	2,462,831	2,641,263
4.000%, 11/01/32	5,892,045	6,304,376
4.000%, 12/01/32	2,931,013	3,136,141
4.000%, 01/01/33	1,335,431	1,428,758
4.000%, 02/01/33	1,216,662	1,301,687
5.000%, 02/01/34	889,238	970,565
Freddie Mac Multifamily Structured Pass-Through Certificates 2.522%, 01/25/23	2,085,000	2,060,795
2.615%, 01/25/23	2,775,000	2,734,643
3.320%, 02/25/23 (a)	4,346,000	4,534,490
3.389%, 03/25/24	5,714,000	5,960,742
Freddie Mac REMICS (CMO) 0.502%, 02/15/43 (a)	2,717,110	2,664,211
0.602%, 01/15/41 (a)	748,980	753,280
0.602%, 08/15/42 (a)	8,612,946	8,598,666
0.652%, 08/15/43 (a)	8,356,205	8,396,816
0.852%, 03/15/24 (a)	1,181,670	1,199,316
1.502%, 03/15/38 (a)	600,000	623,207
3.000%, 02/15/26	1,915,000	1,931,249
3.500%, 12/15/25	1,000,000	1,021,867
3.500%, 12/15/29	1,432,591	1,490,672

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 3.500%, 08/15/39	4,717,312	4,901,651
3.500%, 01/15/42	235,889	237,060
3.500%, 06/15/48	10,205,413	10,569,481
4.500%, 03/15/40	1,000,000	1,070,850
5.000%, 05/15/22	13,709,872	14,178,845
5.000%, 10/15/34	2,612,732	2,712,450
5.000%, 08/15/35	1,650,000	1,822,267
5.500%, 08/15/39	5,060,139	5,601,579
5.750%, 06/15/35	11,458,858	12,308,191
6.000%, 07/15/35	11,379,630	12,589,433
6.000%, 03/15/36	2,457,714	2,985,385
6.218%, 10/15/37 (a) (b)	8,584,525	1,376,952
6.248%, 11/15/36 (a) (b)	5,605,429	810,478
6.500%, 05/15/28	879,963	1,003,115
6.500%, 03/15/37	1,583,585	1,796,975
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (c)	1,455,985	1,073,145
0.602%, 09/15/42 (a)	9,396,240	9,376,830
0.652%, 08/15/42 (a)	5,441,523	5,442,943
0.652%, 10/15/42 (a)	1,358,188	1,357,533
3.000%, 01/15/43	9,243,069	9,183,281
3.000%, 01/15/44	10,821,755	10,735,932
Ginnie Mae II ARM Pool 3.500%, 04/20/41 (a)	1,646,806	1,730,837
Ginnie Mae II Pool 4.375%, 06/20/63	10,182,795	11,218,171
4.433%, 05/20/63	15,819,156	17,463,319
4.462%, 05/20/63	10,228,429	11,299,622
4.479%, 04/20/63	5,146,901	5,687,357
Government National Mortgage Association (CMO) 0.452%, 08/20/60 (a)	1,185,864	1,184,263
0.452%, 11/20/62 (a)	766,345	765,233
0.492%, 12/20/62 (a)	3,097,075	3,066,293
0.552%, 02/20/62 (a)	9,748,660	9,733,510
0.562%, 03/20/63 (a)	953,113	945,445
0.572%, 02/20/63 (a)	2,479,591	2,456,268
0.602%, 02/20/63 (a)	9,141,265	9,087,149
0.622%, 03/20/63 (a)	4,608,250	4,585,407
0.632%, 04/20/63 (a)	9,526,957	9,483,610
0.649%, 06/20/64 (a)	7,000,000	6,965,000
0.652%, 01/20/63 (a)	4,528,192	4,528,151
0.652%, 04/20/63 (a)	9,254,148	9,208,460
0.653%, 09/20/37 (a)	594,139	597,236
0.702%, 04/20/62 (a)	972,142	973,485
0.752%, 04/20/64 (a)	17,494,677	17,510,574
0.752%, 05/20/64 (a)	11,979,487	11,950,162
0.802%, 07/20/63 (a)	7,809,500	7,835,724
0.802%, 01/20/64 (a)	1,783,000	1,789,952
0.802%, 02/20/64 (a)	6,072,636	6,096,106
0.802%, 03/20/64 (a)	2,412,712	2,420,606
0.842%, 02/20/64 (a)	2,995,311	3,014,322
0.852%, 09/20/63 (a)	4,930,328	4,960,067
0.902%, 09/20/63 (a)	5,031,886	5,074,476
1.650%, 02/20/63	17,098,901	16,995,966

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 1.650%, 04/20/63	9,909,816	$9,839,774
1.750%, 03/20/63	2,485,316	2,477,928
2.000%, 06/20/62	3,711,990	3,766,107
3.500%, 05/20/35	430,130	441,111
4.000%, 03/16/25	1,279,972	1,356,456
4.000%, 02/20/37	434,278	448,831
4.500%, 01/16/25	1,068,733	1,195,938
4.500%, 08/20/33	957,552	979,650
4.500%, 08/20/34	357,272	360,297
4.500%, 06/20/36	568,076	590,595
4.521%, 04/20/43 (a)	3,096,846	3,330,394
4.714%, 11/20/42 (a)	13,448,263	14,581,696
5.000%, 12/20/33	2,000,000	2,185,176
5.000%, 09/20/38	5,741,715	6,302,449
5.000%, 06/16/39	1,471,385	1,639,097
5.000%, 07/20/39	5,112,134	5,664,807
5.000%, 10/20/39	3,454,852	3,802,828
5.234%, 06/20/40 (a)	6,653,093	7,265,930
5.500%, 02/20/33	411,528	437,180
5.500%, 07/16/33 (b)	1,820,419	354,448
5.500%, 06/20/36	561,484	580,371

		1,124,131,267

Federal Agencies—1.5%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	42,209,000	36,991,461
Tennessee Valley Authority 1.750%, 10/15/18	850,000	856,852
5.250%, 09/15/39	600,000	728,123
5.880%, 04/01/36	1,000,000	1,293,560
6.235%, 07/15/45	4,250,000	4,871,154
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	672,148
Zero Coupon, 06/15/35	750,000	315,362

		45,728,660

U.S. Treasury—25.6%
U.S. Treasury Bonds 4.250%, 05/15/39	200,000	234,844
4.375%, 02/15/38	18,100,000	21,609,699
4.500%, 05/15/38	1,000,000	1,215,938
4.750%, 02/15/37	2,000,000	2,514,062
5.000%, 05/15/37	21,550,000	27,974,594
5.250%, 11/15/28	13,000,000	16,652,194
5.250%, 02/15/29	500,000	640,938
5.375%, 02/15/31	13,000,000	17,068,597
5.500%, 08/15/28	3,000,000	3,924,375
6.125%, 08/15/29	5,000,000	6,978,905
U.S. Treasury Coupon Strips Zero Coupon, 02/15/18	5,000,000	4,784,805
Zero Coupon, 05/15/18	6,000,000	5,705,382
Zero Coupon, 08/15/19	16,000,000	14,629,632
Zero Coupon, 05/15/20	2,475,000	2,205,742

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips Zero Coupon, 02/15/21	25,050,000	21,741,972
Zero Coupon, 05/15/21	15,000,000	12,897,135
Zero Coupon, 08/15/21	2,500,000	2,129,758
Zero Coupon, 11/15/21	22,000,000	18,545,450
Zero Coupon, 02/15/22	3,975,000	3,320,162
Zero Coupon, 05/15/22	7,000,000	5,794,866
Zero Coupon, 08/15/22	1,000,000	820,109
Zero Coupon, 02/15/23	7,300,000	5,865,762
Zero Coupon, 05/15/23	54,400,000	43,325,792
Zero Coupon, 08/15/27	400,000	268,444
Zero Coupon, 11/15/27	600,000	398,225
Zero Coupon, 02/15/30	800,000	482,946
Zero Coupon, 05/15/30	700,000	418,160
Zero Coupon, 11/15/30	2,400,000	1,404,374
Zero Coupon, 02/15/31	2,800,000	1,623,252
Zero Coupon, 05/15/31	10,500,000	6,024,375
Zero Coupon, 11/15/31	3,000,000	1,687,512
Zero Coupon, 02/15/32	9,900,000	5,512,459
Zero Coupon, 05/15/32	10,700,000	5,902,280
Zero Coupon, 08/15/32	900,000	491,298
Zero Coupon, 11/15/33	9,000,000	4,683,771
Zero Coupon, 05/15/35	4,000,000	1,963,444
U.S. Treasury Notes 0.250%, 01/15/15	10,500,000	10,509,849
0.375%, 04/30/16	18,000,000	17,994,384
0.750%, 12/31/17	10,000,000	9,873,440
0.750%, 02/28/18	13,000,000	12,795,861
0.875%, 11/30/16	20,000,000	20,123,440
0.875%, 01/31/18	15,000,000	14,855,865
1.000%, 08/31/19	25,000,000	24,148,450
1.250%, 10/31/18	3,000,000	2,976,798
1.250%, 02/29/20	11,000,000	10,666,568
1.375%, 11/30/18	10,000,000	9,971,880
1.375%, 01/31/20	8,000,000	7,822,496
1.500%, 08/31/18	33,000,000	33,172,722
1.750%, 05/15/22	2,500,000	2,406,445
2.000%, 11/30/20	28,000,000	27,984,684
2.125%, 08/31/20	38,500,000	38,897,012
2.125%, 01/31/21	2,000,000	2,009,844
2.125%, 08/15/21	41,000,000	40,974,375
2.375%, 10/31/14	9,000,000	9,068,202
2.500%, 04/30/15	6,000,000	6,119,766
2.625%, 01/31/18	14,000,000	14,732,816
2.625%, 08/15/20	13,000,000	13,528,125
2.625%, 11/15/20	19,000,000	19,736,250
3.125%, 04/30/17	10,000,000	10,646,880
3.125%, 05/15/21	27,000,000	28,824,606
3.250%, 05/31/16	8,000,000	8,433,752
3.500%, 02/15/18	20,000,000	21,664,060
3.625%, 02/15/21	44,000,000	48,427,500
4.500%, 02/15/16	23,000,000	24,562,390
5.125%, 05/15/16	40,000,000	43,521,880

		807,891,593

Total U.S. Treasury & Government Agencies (Cost $2,015,585,709)		1,977,751,520

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—17.4%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	$1,085,881
EADS Finance B.V. 2.700%, 04/17/23 (144A)	249,000	239,780
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	415,962
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	482,096
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,231,719

		4,455,438

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	274,088
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,362,179
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,271,244

		2,907,511

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	378,747	383,481
American Airlines Pass-Through Trust 4.950%, 01/15/13 (144A)	1,252,787	1,356,142
United Airlines Pass-Through Trust
4.300%, 08/15/25	534,000	550,020

		2,289,643

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	330,970
2.250%, 07/31/19 (144A)	2,300,000	2,318,770
2.375%, 08/01/18 (144A)	378,000	387,193
2.875%, 03/10/21 (144A)	500,000	504,209
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	789,283
2.650%, 09/26/18 (144A)	300,000	307,877
PACCAR Financial Corp. 0.800%, 02/08/16	117,000	117,513
Toyota Motor Credit Corp. 2.000%, 10/24/18	1,046,000	1,057,688

		5,813,503

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 3.625%, 07/02/24	277,000	278,220
4.950%, 07/02/64	87,000	88,132
5.000%, 03/30/20	635,000	706,857

		1,073,209

Banks—4.7%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,177,017
American Express Bank FSB 6.000%, 09/13/17	1,800,000	2,057,044
American Express Centurion Bank 5.950%, 06/12/17	250,000	283,353
Bank of America Corp. 2.000%, 01/11/18	2,450,000	2,465,810
2.600%, 01/15/19	1,010,000	1,021,881
2.650%, 04/01/19	1,300,000	1,317,680
3.300%, 01/11/23	971,000	957,072
4.125%, 01/22/24	1,780,000	1,835,168
5.625%, 07/01/20	2,320,000	2,669,007
5.875%, 01/05/21	2,500,000	2,924,895
6.000%, 09/01/17	360,000	406,705
6.050%, 05/16/16	2,494,000	2,712,641
6.400%, 08/28/17	1,276,000	1,457,548
6.500%, 07/15/18	997,000	1,160,662
Bank of Montreal 2.375%, 01/25/19	797,000	809,982
2.550%, 11/06/22	500,000	483,998
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19	1,052,000	1,058,269
2.200%, 05/15/19	354,000	355,929
4.150%, 02/01/21	670,000	731,769
5.450%, 05/15/19	278,000	320,334
Bank of Nova Scotia 2.550%, 01/12/17	300,000	311,324
4.375%, 01/13/21	500,000	554,359
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	2,000,000	2,061,170
4.100%, 09/09/23 (144A)	1,114,000	1,188,071
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	1,600,000	1,613,274
Barclays Bank plc 2.250%, 05/10/17 (144A)	1,000,000	1,030,790
3.750%, 05/15/24	324,000	325,158
5.125%, 01/08/20	1,080,000	1,220,719
BB&T Corp. 2.050%, 06/19/18	833,000	842,168
2.150%, 03/22/17	485,000	496,390
2.250%, 02/01/19	300,000	303,734
6.850%, 04/30/19	525,000	637,828
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	845,343
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	330,000	329,974
Capital One Financial Corp. 2.450%, 04/24/19	176,000	177,651
4.750%, 07/15/21	907,000	1,009,030
5.250%, 02/21/17	170,000	187,086
Capital One N.A. 1.500%, 03/22/18	500,000	495,338
Citigroup, Inc. 1.250%, 01/15/16	3,000,000	3,018,069
2.550%, 04/08/19	1,350,000	1,360,557

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc. 3.375%, 03/01/23	231,000	$230,116
3.500%, 05/15/23	1,100,000	1,070,791
3.750%, 06/16/24	629,000	630,756
5.375%, 08/09/20	350,000	401,079
5.500%, 09/13/25	692,000	771,905
6.125%, 05/15/18	1,000,000	1,152,121
8.500%, 05/22/19	4,138,000	5,289,154
Credit Suisse 4.375%, 08/05/20	1,000,000	1,092,917
5.300%, 08/13/19	300,000	343,185
Deutsche Bank AG 2.500%, 02/13/19	900,000	917,524
3.700%, 05/30/24	667,000	667,203
6.000%, 09/01/17	200,000	227,332
Discover Bank 4.200%, 08/08/23	493,000	520,226
Fifth Third Bancorp 8.250%, 03/01/38	500,000	735,831
Fifth Third Bank 1.450%, 02/28/18	500,000	498,321
2.375%, 04/25/19	650,000	658,441
Goldman Sachs Group, Inc. (The) 1.600%, 11/23/15	420,000	424,358
2.625%, 01/31/19	764,000	774,384
3.625%, 01/22/23	300,000	301,290
3.850%, 07/08/24	1,447,000	1,445,090
4.000%, 03/03/24	412,000	419,399
5.375%, 03/15/20	1,650,000	1,869,082
5.750%, 01/24/22	1,000,000	1,157,184
5.950%, 01/18/18	1,425,000	1,618,871
5.950%, 01/15/27	1,000,000	1,139,172
6.250%, 09/01/17	1,475,000	1,679,223
7.500%, 02/15/19	3,000,000	3,661,068
HSBC Bank plc 1.500%, 05/15/18 (144A)	1,821,000	1,806,752
3.500%, 06/28/15 (144A)	1,550,000	1,596,993
4.125%, 08/12/20 (144A)	2,002,000	2,166,927
4.750%, 01/19/21 (144A)	800,000	891,874
HSBC USA, Inc. 1.625%, 01/16/18	500,000	501,120
ING Bank NV 1.375%, 03/07/16 (144A)	500,000	505,927
3.750%, 03/07/17 (144A)	1,000,000	1,063,670
KeyCorp 5.100%, 03/24/21	896,000	1,015,261
Macquarie Bank, Ltd. 2.000%, 08/15/16 (144A)	1,008,000	1,026,307
2.600%, 06/24/19 (144A)	699,000	703,418
5.000%, 02/22/17 (144A)	1,500,000	1,634,700
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,128,676
Morgan Stanley 1.750%, 02/25/16	107,000	108,520
5.000%, 11/24/25	1,269,000	1,353,475
5.500%, 01/26/20	2,930,000	3,353,584

Banks—(Continued)
Morgan Stanley 5.625%, 09/23/19	3,030,000	3,485,133
5.750%, 10/18/16	2,757,000	3,040,373
5.750%, 01/25/21	2,500,000	2,904,062
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,392,968
4.875%, 01/27/20 (144A)	1,000,000	1,125,691
Northern Trust Corp. 3.375%, 08/23/21	887,000	930,561
PNC Funding Corp. 5.125%, 02/08/20	800,000	913,818
6.700%, 06/10/19	1,300,000	1,572,533
Rabobank Nederland 3.375%, 01/19/17	1,230,000	1,302,518
3.875%, 02/08/22	700,000	741,515
3.950%, 11/09/22	872,000	886,500
Royal Bank of Canada 1.200%, 09/19/17	1,000,000	997,437
2.000%, 10/01/18	2,092,000	2,119,654
2.200%, 07/27/18	705,000	719,926
2.300%, 07/20/16	275,000	283,857
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	401,558
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,481,986
Standard Chartered Bank 6.400%, 09/26/17 (144A)	1,100,000	1,245,490
Standard Chartered plc 5.200%, 01/26/24 (144A)	1,000,000	1,066,508
State Street Corp. 3.100%, 05/15/23	407,000	399,670
3.700%, 11/20/23	1,608,000	1,667,906
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,919,868
3.500%, 01/20/17	310,000	328,222
Toronto-Dominion Bank (The) 1.400%, 04/30/18	1,450,000	1,437,939
2.500%, 07/14/16	300,000	310,703
U.S. Bancorp 1.950%, 11/15/18	940,000	946,189
2.200%, 04/25/19	600,000	605,519
4.125%, 05/24/21	635,000	690,337
UBS AG 5.750%, 04/25/18	917,000	1,051,378
5.875%, 12/20/17	900,000	1,027,942
Wachovia Corp. 5.750%, 02/01/18	2,800,000	3,205,426
Wells Fargo & Co. 2.150%, 01/15/19	179,000	180,623
3.000%, 01/22/21	1,900,000	1,938,471
4.100%, 06/03/26	1,291,000	1,307,265
4.600%, 04/01/21	3,970,000	4,417,610
5.375%, 11/02/43	1,005,000	1,105,539
Wells Fargo Bank N.A. 6.000%, 11/15/17	2,491,000	2,853,946

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Westpac Banking Corp. 1.375%, 05/30/18 (144A)	2,000,000	$1,981,208

		146,755,873

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18	310,000	307,764
3.700%, 02/01/24	1,000,000	1,026,305
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	950,000	910,324
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	751,341
Coca-Cola Co. (The) 1.150%, 04/01/18	182,000	180,214
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,352,974
PepsiCo, Inc. 0.437%, 02/26/16 (a)	182,000	182,186
SABMiller Holdings, Inc. 3.750%, 01/15/22 (144A)	1,700,000	1,760,290

		6,471,398

Biotechnology—0.2%
Amgen, Inc. 3.625%, 05/22/24	873,000	880,721
4.500%, 03/15/20	100,000	108,352
5.700%, 02/01/19	100,000	115,691
6.375%, 06/01/37	2,116,000	2,620,245
Celgene Corp. 3.250%, 08/15/22	250,000	249,446
3.625%, 05/15/24	455,000	456,063
3.950%, 10/15/20	500,000	527,314
Gilead Sciences, Inc. 3.700%, 04/01/24	600,000	615,661
4.400%, 12/01/21	630,000	691,744

		6,265,237

Building Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	404,000	448,243

Chemicals—0.4%
Dow Chemical Co. (The) 4.250%, 11/15/20	212,000	230,463
7.375%, 11/01/29	1,000,000	1,332,267
8.850%, 09/15/21	640,000	833,582
Ecolab, Inc. 4.350%, 12/08/21	700,000	767,593
EI du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	104,373
Monsanto Co. 2.750%, 07/15/21	647,000	646,748
3.375%, 07/15/24	500,000	503,305
4.200%, 07/15/34	159,000	160,475
4.700%, 07/15/64	133,000	133,514

Chemicals—(Continued)
Mosaic Co. (The) 3.750%, 11/15/21	1,520,000	1,580,920
4.250%, 11/15/23	460,000	485,602
5.450%, 11/15/33	1,163,000	1,303,183
Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	100,000	105,545
PPG Industries, Inc. 7.400%, 08/15/19	1,220,000	1,488,504
7.700%, 03/15/38	220,000	312,509
Praxair, Inc. 1.250%, 11/07/18	900,000	880,693
Rohm & Haas Co. 6.000%, 09/15/17	68,000	76,859
7.850%, 07/15/29	418,000	577,291

		11,523,426

Commercial Services—0.1%
ADT Corp. (The) 4.125%, 06/15/23	625,000	576,563
4.875%, 07/15/42	420,000	350,700
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	931,851
4.500%, 08/16/21 (144A)	1,740,000	1,893,097
7.000%, 10/15/37 (144A)	500,000	655,175

		4,407,386

Computers—0.4%
Apple, Inc. 0.473%, 05/03/18 (a)	1,100,000	1,100,033
2.400%, 05/03/23	1,679,000	1,586,133
2.850%, 05/06/21	1,569,000	1,582,517
EMC Corp. 2.650%, 06/01/20	1,939,000	1,954,867
3.375%, 06/01/23	510,000	516,090
Hewlett-Packard Co. 4.375%, 09/15/21	605,000	648,717
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	859,053
International Business Machines Corp. 1.625%, 05/15/20	3,420,000	3,295,789
3.375%, 08/01/23	650,000	657,558

		12,200,757

Distribution/Wholesale—0.0%
Arrow Electronics, Inc. 3.000%, 03/01/18	49,000	50,661
6.000%, 04/01/20	536,000	600,453
6.875%, 06/01/18	300,000	347,307
7.500%, 01/15/27	300,000	370,294

		1,368,715

Diversified Financial Services—1.5%
American Express Co. 1.550%, 05/22/18	700,000	697,772

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
American Express Credit Corp. 2.125%, 07/27/18	231,000	$234,709
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	219,000	219,694
2.125%, 02/28/17 (144A)	1,300,000	1,333,649
2.125%, 10/10/18	377,000	382,981
Ameriprise Financial, Inc. 4.000%, 10/15/23	1,380,000	1,454,839
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,432,620
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	595,947
8.800%, 07/15/19	300,000	388,749
Caterpillar Financial Services Corp. 1.300%, 03/01/18	500,000	494,158
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	667,327
Ford Motor Credit Co. LLC 1.474%, 05/09/16 (a)	840,000	852,381
1.500%, 01/17/17	678,000	681,686
2.375%, 03/12/19	1,250,000	1,256,068
2.875%, 10/01/18	719,000	744,195
3.000%, 06/12/17	400,000	417,300
4.250%, 02/03/17	1,200,000	1,288,723
4.375%, 08/06/23	900,000	961,136
General Electric Capital Corp. 1.500%, 07/12/16	1,050,000	1,065,085
4.375%, 09/16/20	3,500,000	3,865,480
5.400%, 02/15/17	2,000,000	2,220,292
5.500%, 01/08/20	2,150,000	2,492,297
5.625%, 09/15/17	1,000,000	1,132,026
6.000%, 08/07/19	2,350,000	2,783,688
6.750%, 03/15/32	1,800,000	2,374,486
IntercontinentalExchange Group, Inc. 2.500%, 10/15/18	931,000	952,342
4.000%, 10/15/23	716,000	754,829
Invesco Finance plc 4.000%, 01/30/24	500,000	522,407
Jefferies Group LLC 5.125%, 01/20/23	300,000	321,620
6.875%, 04/15/21	475,000	555,337
John Deere Capital Corp. 1.050%, 10/11/16	663,000	666,213
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,780,821
MassMutual Global Funding II 2.100%, 08/02/18 (144A)	764,000	770,882
5.250%, 07/31/18 (144A)	880,000	981,945
Murray Street Investment Trust I 4.647%, 03/09/17 (d)	1,600,000	1,729,251
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,019,205
3.550%, 01/15/24	7,383,000	7,739,267
Toyota Motor Credit Corp. 1.375%, 01/10/18	700,000	700,848

Diversified Financial Services—(Continued)
Toyota Motor Credit Corp. 1.750%, 05/22/17	500,000	509,613

		49,041,868

Electric—1.4%
Alabama Power Co. 3.550%, 12/01/23	461,000	477,583
Arizona Public Service Co. 3.350%, 06/15/24	696,000	701,517
4.500%, 04/01/42	200,000	208,767
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,678,688
Berkshire Hathaway Energy Co. 1.100%, 05/15/17	460,000	458,124
3.750%, 11/15/23	1,736,000	1,788,417
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	912,717
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,340,156
CMS Energy Corp. 8.750%, 06/15/19	885,000	1,140,925
Commonwealth Edison Co. 5.950%, 08/15/16	200,000	220,733
Consumers Energy Co. 5.650%, 04/15/20	200,000	233,621
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,079,366
5.700%, 10/01/37	300,000	367,380
DTE Energy Co. 3.500%, 06/01/24	449,000	452,881
3.850%, 12/01/23	225,000	234,547
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	683,884
6.000%, 01/15/38	600,000	765,754
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	860,436
Duke Energy Progress, Inc. 4.100%, 03/15/43	200,000	197,339
4.375%, 03/30/44	247,000	257,733
5.300%, 01/15/19	200,000	228,766
5.700%, 04/01/35	360,000	428,705
Electricite de France 6.000%, 01/22/2114 (144A)	1,100,000	1,242,187
Electricite de France S.A. 2.150%, 01/22/19 (144A)	704,000	707,971
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	755,799
Florida Power & Light Co. 3.250%, 06/01/24	370,000	372,926
5.625%, 04/01/34	1,250,000	1,529,333
Hydro-Quebec 8.050%, 07/07/24	1,100,000	1,519,349
9.400%, 02/01/21	845,000	1,152,734
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	327,610

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	$602,113
5.300%, 10/01/41	315,000	351,673
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,151,901
Nevada Power Co. 6.650%, 04/01/36	360,000	484,305
7.125%, 03/15/19	200,000	244,775
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	133,000	133,976
3.625%, 06/15/23	410,000	413,400
Nisource Finance Corp. 4.800%, 02/15/44	162,000	163,782
5.400%, 07/15/14	500,000	500,900
6.125%, 03/01/22	1,875,000	2,216,130
Northern States Power Co. 6.500%, 03/01/28	628,000	795,321
Ohio Power Co. 5.375%, 10/01/21	305,000	356,029
6.600%, 02/15/33	258,000	332,713
Pacific Gas & Electric Co. 3.500%, 10/01/20	782,000	824,184
6.050%, 03/01/34	1,200,000	1,484,054
PacifiCorp 3.600%, 04/01/24	315,000	326,638
5.500%, 01/15/19	500,000	575,766
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	293,125
4.125%, 06/15/44	208,000	206,058
PSEG Power LLC 4.300%, 11/15/23	201,000	210,044
5.320%, 09/15/16	568,000	621,000
5.500%, 12/01/15	1,070,000	1,141,428
Public Service Co. of Colorado 2.500%, 03/15/23	800,000	767,412
3.200%, 11/15/20	375,000	387,461
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	280,390
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,139,280
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	664,924
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	568,226
South Carolina Electric & Gas Co. 4.500%, 06/01/64	173,000	175,079
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	499,000	490,747
Virginia Electric and Power Co. 2.750%, 03/15/23	400,000	390,402
2.950%, 01/15/22	489,000	494,412
3.450%, 02/15/24	102,000	104,340
6.000%, 05/15/37	685,000	867,433
Wisconsin Electric Power Co. 1.700%, 06/15/18	840,000	842,090
4.250%, 12/15/19	618,000	682,435

Electric—(Continued)
Xcel Energy, Inc. 0.750%, 05/09/16	290,000	290,296

		43,900,190

Electronics—0.1%
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,766,473
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	551,000	551,812
4.150%, 02/01/24	1,030,000	1,077,124

		3,395,409

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	650,000	745,933
6.086%, 03/15/35	500,000	591,062
Waste Management, Inc. 7.100%, 08/01/26	400,000	526,612
7.375%, 03/11/19	512,000	625,643

		2,489,250

Food—0.2%
ConAgra Foods, Inc. 1.300%, 01/25/16	104,000	104,864
Kraft Foods Group, Inc. 6.125%, 08/23/18	700,000	812,467
6.875%, 01/26/39	600,000	784,747
Kroger Co. (The) 4.000%, 02/01/24	229,000	237,567
7.500%, 04/01/31	1,140,000	1,502,347
8.000%, 09/15/29	610,000	809,695
Mondelez International, Inc. 4.000%, 02/01/24	1,800,000	1,864,427

		6,116,114

Gas—0.2%
AGL Capital Corp. 3.500%, 09/15/21	1,000,000	1,039,691
4.400%, 06/01/43	375,000	382,984
6.000%, 10/01/34	1,000,000	1,231,321
Atmos Energy Corp. 4.150%, 01/15/43	460,000	456,969
8.500%, 03/15/19	200,000	255,787
CenterPoint Energy, Inc. 6.500%, 05/01/18	706,000	825,706
Sempra Energy 2.875%, 10/01/22	1,625,000	1,593,192
3.550%, 06/15/24	709,000	713,964
4.050%, 12/01/23	1,054,000	1,113,457

		7,613,071

Healthcare-Products—0.0%
Baxter International, Inc. 1.850%, 06/15/18	431,000	431,659

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.1%
Aetna, Inc. 6.625%, 06/15/36	297,000	$386,425
Quest Diagnostics, Inc. 4.750%, 01/30/20	400,000	432,714
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	245,246
5.800%, 03/15/36	375,000	451,452
WellPoint, Inc. 2.300%, 07/15/18	751,000	765,102
5.950%, 12/15/34	272,000	326,414

		2,607,353

Holding Companies-Diversified—0.0%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,186,302

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	569,716

Insurance—0.8%
ACE INA Holdings, Inc. 2.700%, 03/13/23	400,000	387,677
3.350%, 05/15/24	435,000	438,788
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,332,745
Allstate Corp. (The) 3.150%, 06/15/23	407,000	408,385
American International Group, Inc. 4.125%, 02/15/24	622,000	654,739
5.850%, 01/16/18	600,000	684,949
6.400%, 12/15/20	500,000	603,623
8.250%, 08/15/18	600,000	745,445
Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	800,000	823,918
3.000%, 05/15/22	1,000,000	1,005,495
4.300%, 05/15/43	831,000	825,560
CNA Financial Corp. 6.950%, 01/15/18	550,000	635,569
7.350%, 11/15/19	500,000	616,764
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	700,000	769,985
Liberty Mutual Insurance Co. 7.875%, 10/15/26 (144A)	500,000	642,683
Lincoln National Corp. 6.250%, 02/15/20	800,000	949,895
8.750%, 07/01/19	350,000	453,794
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	829,233
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,328,571
New York Life Global Funding 0.800%, 02/12/16 (144A)	600,000	601,685
1.125%, 03/01/17 (144A)	317,000	317,566
1.650%, 05/15/17 (144A)	956,000	967,769

Insurance—(Continued)
New York Life Global Funding 2.150%, 06/18/19 (144A)	746,000	749,862
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	650,000	999,914
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,678,000	1,644,829
Principal Financial Group, Inc. 8.875%, 05/15/19	690,000	890,838
Principal Life Global Funding II 2.250%, 10/15/18 (144A)	2,151,000	2,172,099
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,932,196
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,113,271

		26,527,847

Internet—0.1%
eBay, Inc. 2.600%, 07/15/22	540,000	517,352
3.250%, 10/15/20	400,000	414,218
4.000%, 07/15/42	700,000	625,613

		1,557,183

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,086,851

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	769,000	801,406
7.150%, 02/15/19	1,000,000	1,231,120

		2,032,526

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	886,005
John Deere Capital Corp. 1.125%, 06/12/17	700,000	701,484
1.300%, 03/12/18	400,000	395,856

		1,983,345

Media—1.0%
21st Century Fox America, Inc. 3.000%, 09/15/22	700,000	689,157
6.550%, 03/15/33	370,000	460,890
6.900%, 03/01/19	900,000	1,086,061
CBS Corp. 4.300%, 02/15/21	515,000	554,382
5.500%, 05/15/33	255,000	279,657
5.900%, 10/15/40	125,000	142,751
7.875%, 09/01/23	400,000	510,238
7.875%, 07/30/30	140,000	188,129
Comcast Corp. 3.125%, 07/15/22	1,600,000	1,623,784

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp. 4.250%, 01/15/33	1,880,000	$1,931,202
5.700%, 07/01/19	1,000,000	1,171,249
COX Communications, Inc. 2.950%, 06/30/23 (144A)	690,000	654,990
3.250%, 12/15/22 (144A)	1,010,000	989,046
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.800%, 03/15/22	982,000	1,014,029
5.000%, 03/01/21	1,400,000	1,562,849
6.350%, 03/15/40	530,000	639,848
6.375%, 03/01/41	300,000	362,901
Discovery Communications LLC 3.300%, 05/15/22	625,000	622,153
4.375%, 06/15/21	1,240,000	1,342,224
Historic TW, Inc. 6.625%, 05/15/29	300,000	382,286
NBCUniversal Media LLC 4.375%, 04/01/21	1,000,000	1,103,522
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,064,201
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,357,941
5.850%, 04/15/40	100,000	111,769
Time Warner Cable, Inc. 8.250%, 04/01/19	1,300,000	1,647,269
Time Warner, Inc. 3.550%, 06/01/24	3,050,000	3,028,250
4.000%, 01/15/22	1,570,000	1,655,518
4.700%, 01/15/21	450,000	498,285
4.750%, 03/29/21	300,000	332,654
7.625%, 04/15/31	826,000	1,134,931
Viacom, Inc. 3.250%, 03/15/23	222,000	219,157
3.875%, 12/15/21	380,000	398,008
4.250%, 09/01/23	420,000	440,618
6.875%, 04/30/36	348,000	440,030
Walt Disney Co. (The) 1.850%, 05/30/19	750,000	745,630

		31,385,609

Mining—0.3%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	437,000	442,243
2.875%, 02/24/22	200,000	199,710
3.850%, 09/30/23	1,000,000	1,048,669
5.000%, 09/30/43	414,000	457,547
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22	650,000	643,695
3.875%, 03/15/23	1,043,000	1,039,825
5.450%, 03/15/43	62,000	64,324
Placer Dome, Inc. 6.450%, 10/15/35	700,000	748,035
Rio Tinto Finance USA plc 3.500%, 03/22/22	1,800,000	1,847,041

Mining—(Continued)
Teck Resources, Ltd. 4.500%, 01/15/21	680,000	715,907
4.750%, 01/15/22	600,000	629,569

		7,836,565

Miscellaneous Manufacturing—0.2%
Eaton Corp. 6.950%, 03/20/19	282,000	333,499
General Electric Co. 3.375%, 03/11/24	393,000	400,454
5.250%, 12/06/17	1,250,000	1,410,306
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	252,281
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19	400,000	410,031
Siemens Financieringsmaatschappij NV 5.750%, 10/17/16 (144A)	820,000	908,822
6.125%, 08/17/26 (144A)	800,000	994,232
Tyco International Finance S.A. 8.500%, 01/15/19	734,000	905,422
Tyco International, Ltd. / Tyco International Finance S.A. 7.000%, 12/15/19	160,000	190,730

		5,805,777

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,636,125

Office/Business Equipment—0.0%
Xerox Corp. 6.750%, 02/01/17	800,000	907,654

Oil & Gas—1.4%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	1,095,949
Anadarko Holding Co. 7.150%, 05/15/28	949,000	1,218,141
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,600,000	2,061,338
Apache Corp. 3.625%, 02/01/21	870,000	923,800
5.100%, 09/01/40	150,000	165,103
BP Capital Markets plc 1.375%, 11/06/17	500,000	500,705
1.375%, 05/10/18	518,000	513,179
2.241%, 09/26/18	1,020,000	1,038,258
3.245%, 05/06/22	800,000	809,893
3.814%, 02/10/24	650,000	671,549
4.500%, 10/01/20	675,000	746,861
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	200,000	248,991
Cenovus Energy, Inc. 3.000%, 08/15/22	310,000	304,590
6.750%, 11/15/39	600,000	780,077

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chevron Corp. 2.355%, 12/05/22	690,000	$663,272
3.191%, 06/24/23	425,000	431,656
CNOOC Finance 2013, Ltd. 1.125%, 05/09/16	400,000	400,882
3.000%, 05/09/23	848,000	800,696
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	958,565
Devon Energy Corp. 4.000%, 07/15/21	300,000	318,750
Devon Financing Corp. LLC 7.875%, 09/30/31	886,000	1,244,585
EOG Resources, Inc. 4.100%, 02/01/21	880,000	958,431
Marathon Oil Corp. 6.600%, 10/01/37	200,000	257,752
Nabors Industries, Inc. 4.625%, 09/15/21	1,670,000	1,808,921
5.000%, 09/15/20	605,000	678,828
Noble Holding International, Ltd. 5.250%, 03/15/42	600,000	621,422
Occidental Petroleum Corp. 4.100%, 02/01/21	1,120,000	1,221,237
Petro-Canada 5.950%, 05/15/35	210,000	250,926
9.250%, 10/15/21	243,000	335,984
Petrobras Global Finance B.V. 3.250%, 03/17/17	1,000,000	1,025,290
4.375%, 05/20/23	873,000	840,743
6.250%, 03/17/24	1,532,000	1,630,661
Petrobras International Finance Co. 5.375%, 01/27/21	1,000,000	1,042,230
6.750%, 01/27/41	150,000	154,500
7.875%, 03/15/19	500,000	582,920
Petroleos Mexicanos 4.875%, 01/18/24 (144A)	317,000	339,983
6.375%, 01/23/45 (144A)	918,000	1,066,027
Pride International, Inc. 8.500%, 06/15/19	450,000	573,355
Shell International Finance B.V. 3.400%, 08/12/23	420,000	428,716
4.300%, 09/22/19	800,000	889,125
6.375%, 12/15/38	600,000	790,519
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,300,975
Statoil ASA 1.150%, 05/15/18	389,000	383,251
2.650%, 01/15/24	393,000	377,678
2.900%, 11/08/20	196,000	201,507
6.700%, 01/15/18	180,000	211,168
7.250%, 09/23/27	1,040,000	1,421,127
Suncor Energy, Inc. 5.950%, 12/01/34	268,000	321,546
6.100%, 06/01/18	1,070,000	1,241,805

Oil & Gas—(Continued)
Talisman Energy, Inc. 7.750%, 06/01/19	800,000	990,975
Tosco Corp. 7.800%, 01/01/27	700,000	977,662
Total Capital Canada, Ltd. 0.607%, 01/15/16 (a)	154,000	154,710
Total Capital International S.A. 2.750%, 06/19/21	1,800,000	1,803,933
2.875%, 02/17/22	815,000	813,544
3.700%, 01/15/24	654,000	677,085
Transocean, Inc. 2.500%, 10/15/17	700,000	714,834
6.375%, 12/15/21	500,000	578,421
6.500%, 11/15/20	480,000	555,148

		44,119,779

Oil & Gas Services—0.2%
Cameron International Corp. 4.000%, 12/15/23	203,000	210,346
Halliburton Co. 6.750%, 02/01/27	650,000	817,491
7.450%, 09/15/39	200,000	289,560
8.750%, 02/15/21	350,000	454,230
Schlumberger Investment S.A. 3.300%, 09/14/21 (144A)	650,000	674,216
3.650%, 12/01/23	614,000	638,517
Schlumberger Oilfield UK plc 4.200%, 01/15/21 (144A)	600,000	656,732
Weatherford International, Ltd. 9.625%, 03/01/19	1,298,000	1,703,359

		5,444,451

Pharmaceuticals—0.2%
Actavis Funding SCS 3.850%, 06/15/24 (144A)	564,000	570,121
Actavis, Inc. 3.250%, 10/01/22	172,000	168,986
Express Scripts Holding Co. 3.500%, 06/15/24	300,000	296,857
3.900%, 02/15/22	500,000	523,272
4.750%, 11/15/21	400,000	442,713
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	858,547
Merck & Co., Inc. 2.800%, 05/18/23	625,000	610,727
Novartis Capital Corp. 3.400%, 05/06/24	863,000	874,094
Pfizer, Inc. 3.000%, 06/15/23	1,100,000	1,098,617
Sanofi 1.250%, 04/10/18	157,000	154,940
Zoetis, Inc. 1.875%, 02/01/18	93,000	93,209
4.700%, 02/01/43	26,000	26,408

		5,718,491

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—0.4%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	$281,951
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	471,296
Enterprise Products Operating LLC 3.900%, 02/15/24	662,000	684,812
5.100%, 02/15/45	379,000	404,565
Magellan Midstream Partners L.P. 4.250%, 02/01/21	492,000	535,936
5.150%, 10/15/43	401,000	439,386
6.400%, 07/15/18	1,420,000	1,667,145
Plains All American Pipeline L.P. / PAA Finance Corp. 2.850%, 01/31/23	975,000	939,193
Spectra Energy Capital LLC 3.300%, 03/15/23	308,000	294,772
5.650%, 03/01/20	2,200,000	2,481,992
6.750%, 07/15/18	218,000	250,199
8.000%, 10/01/19	1,000,000	1,261,691
TransCanada PipeLines, Ltd. 0.750%, 01/15/16	350,000	350,885
2.500%, 08/01/22	760,000	733,653
3.750%, 10/16/23	500,000	515,990
7.125%, 01/15/19	490,000	596,482
7.250%, 08/15/38	200,000	279,315

		12,189,263

Real Estate—0.1%
WCI Finance LLC / WEA Finance LLC 5.700%, 10/01/16 (144A)	1,060,000	1,194,629
WEA Finance, LLC 6.750%, 09/02/19 (144A)	390,000	486,073

		1,680,702

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.500%, 01/31/23	790,000	774,706
Boston Properties L.P. 3.700%, 11/15/18	800,000	854,027
5.875%, 10/15/19	500,000	583,871
CommonWealth REIT 5.875%, 09/15/20	100,000	108,887
6.250%, 06/15/17	840,000	901,705
Duke Realty L.P. 3.875%, 02/15/21	1,128,000	1,171,725
6.750%, 03/15/20	584,000	695,961
8.250%, 08/15/19	170,000	213,806
ERP Operating L.P. 2.375%, 07/01/19	538,000	540,122
4.625%, 12/15/21	250,000	275,184
4.750%, 07/15/20	578,000	645,312
HCP, Inc. 2.625%, 02/01/20	1,100,000	1,100,571
4.250%, 11/15/23	346,000	359,633
5.375%, 02/01/21	1,240,000	1,410,443

Real Estate Investment Trusts—(Continued)
Health Care REIT, Inc. 4.500%, 01/15/24	1,024,000	1,078,956
5.250%, 01/15/22	600,000	672,962
ProLogis L.P. 4.250%, 08/15/23	114,000	119,001
6.875%, 03/15/20	325,000	390,485
Simon Property Group L.P. 2.750%, 02/01/23	200,000	193,205
5.650%, 02/01/20	1,185,000	1,384,418
Ventas Realty L.P. 3.750%, 05/01/24	147,000	146,800
Ventas Realty L.P. / Ventas Capital Corp. 4.750%, 06/01/21	500,000	548,178

		14,169,958

Retail—0.3%
Advance Auto Parts, Inc. 4.500%, 01/15/22	1,001,000	1,067,145
CVS Caremark Corp. 4.000%, 12/05/23	929,000	972,167
5.300%, 12/05/43	303,000	342,531
CVS Pass-Through Trust 6.204%, 10/10/25 (144A)	861,397	988,216
Home Depot, Inc. (The) 3.750%, 02/15/24	586,000	612,584
4.400%, 04/01/21	700,000	784,545
4.400%, 03/15/45	143,000	145,174
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	913,552
Macy’s Retail Holdings, Inc. 3.625%, 06/01/24	700,000	696,456
4.375%, 09/01/23	154,000	163,197
6.375%, 03/15/37	300,000	373,052
Target Corp. 3.500%, 07/01/24	484,000	489,461
Wal-Mart Stores, Inc. 1.125%, 04/11/18	541,000	533,781
3.300%, 04/22/24	575,000	581,068

		8,662,929

Software—0.3%
Intuit, Inc. 5.750%, 03/15/17	267,000	298,108
Microsoft Corp. 2.375%, 05/01/23	540,000	516,989
3.000%, 10/01/20	750,000	783,251
3.625%, 12/15/23	711,000	743,242
Oracle Corp. 2.375%, 01/15/19	455,000	462,655
2.500%, 10/15/22	3,410,000	3,262,425
2.800%, 07/08/21	750,000	748,913
4.300%, 07/08/34	857,000	856,657
5.750%, 04/15/18	400,000	459,661
6.500%, 04/15/38	300,000	386,792

		8,518,693

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—1.0%
America Movil S.A.B. de C.V. 1.230%, 09/12/16 (a)	1,700,000	$1,720,373
3.125%, 07/16/22	600,000	590,400
5.000%, 03/30/20	1,000,000	1,108,670
AT&T, Inc. 3.000%, 02/15/22	2,000,000	1,991,052
4.450%, 05/15/21	700,000	768,648
5.625%, 06/15/16	388,000	423,927
6.300%, 01/15/38	200,000	242,035
6.450%, 06/15/34	500,000	610,275
BellSouth Corp. 5.200%, 12/15/16	200,000	221,980
British Telecommunications plc 1.625%, 06/28/16	308,000	312,243
2.350%, 02/14/19	228,000	229,895
Cisco Systems, Inc. 2.900%, 03/04/21	886,000	899,599
3.625%, 03/04/24	700,000	719,498
5.900%, 02/15/39	900,000	1,098,620
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	1,000,000	1,177,026
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	400,000	410,364
8.750%, 06/15/30	500,000	731,247
Embarq Corp. 7.082%, 06/01/16	747,000	831,166
Orange S.A. 9.000%, 03/01/31	400,000	602,019
Qwest Corp. 6.875%, 09/15/33	690,000	694,129
Rogers Communications, Inc. 4.100%, 10/01/23	736,000	767,277
5.450%, 10/01/43	482,000	532,572
8.750%, 05/01/32	940,000	1,320,553
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	219,466
5.877%, 07/15/19	540,000	626,070
6.421%, 06/20/16	500,000	550,446
Verizon Communications, Inc. 1.350%, 06/09/17	889,000	888,703
2.500%, 09/15/16	255,000	262,839
3.450%, 03/15/21	677,000	699,615
4.500%, 09/15/20	1,068,000	1,174,791
4.600%, 04/01/21	1,500,000	1,654,551
5.050%, 03/15/34	1,124,000	1,199,607
6.400%, 09/15/33	1,082,000	1,325,383
7.750%, 12/01/30	800,000	1,097,134
Verizon New England, Inc. 7.875%, 11/15/29	1,000,000	1,274,905
Verizon Pennsylvania LLC 6.000%, 12/01/28	260,000	282,940
8.750%, 08/15/31	1,300,000	1,741,814
Vodafone Group plc 1.500%, 02/19/18	300,000	298,003
6.150%, 02/27/37	500,000	594,131

		31,893,966

Transportation—0.3%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	240,000	236,086
3.050%, 09/01/22	300,000	299,218
3.850%, 09/01/23	700,000	729,181
7.950%, 08/15/30	1,185,000	1,661,839
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	1,072,246
Canadian Pacific Railway Co. 6.500%, 05/15/18	680,000	794,490
7.125%, 10/15/31	872,000	1,152,414
CSX Corp. 6.000%, 10/01/36	300,000	368,136
7.900%, 05/01/17	1,000,000	1,163,188
Norfolk Southern Corp. 3.850%, 01/15/24	1,079,000	1,122,978
Ryder System, Inc. 2.450%, 09/03/19	555,000	557,120
3.500%, 06/01/17	485,000	513,049
Union Pacific Corp. 3.750%, 03/15/24	650,000	681,033

		10,350,978

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	175,323
2.875%, 07/17/18 (144A)	80,000	81,891
4.250%, 01/17/23 (144A)	718,000	743,164

		1,000,378

Water—0.0%
American Water Capital Corp. 3.850%, 03/01/24	1,130,000	1,166,420

Total Corporate Bonds & Notes (Cost $534,421,549)		549,006,761

Asset-Backed Securities—7.2%

Asset-Backed - Automobile—3.1%
Ally Auto Receivables Trust 0.630%, 05/15/17	1,318,182	1,320,549
0.720%, 05/20/16	2,500,000	2,502,760
0.790%, 01/15/18	1,435,000	1,439,054
1.240%, 11/15/18	405,000	406,560
American Credit Acceptance Receivables Trust 0.990%, 10/10/17 (144A)	4,581,052	4,580,809
1.140%, 03/12/18 (144A)	331,277	331,636
1.320%, 02/15/17 (144A)	790,423	791,434
1.450%, 04/16/18 (144A)	1,101,329	1,105,646
2.260%, 03/10/20 (144A)	1,182,000	1,181,848
AmeriCredit Automobile Receivables Trust 0.490%, 06/08/16	192,151	192,169
0.610%, 10/10/17	185,000	185,150
0.740%, 11/08/16	4,214,984	4,219,599

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
AmeriCredit Automobile Receivables Trust 0.900%, 09/10/18	393,220	$394,051
1.170%, 05/09/16	42,998	43,005
BMW Vehicle Lease Trust 0.400%, 01/20/15	131,994	131,994
0.540%, 09/21/15	381,000	381,333
BMW Vehicle Owner Trust 0.670%, 11/27/17	678,000	678,822
Capital Auto Receivables Asset Trust 0.583%, 11/20/15 (a)	2,500,000	2,501,692
0.620%, 07/20/16	970,142	970,601
Carfinance Capital Auto Trust 1.460%, 12/17/18 (144A)	1,175,289	1,175,495
1.650%, 07/17/17 (144A)	659,985	662,073
1.750%, 11/15/17 (144A)	462,514	464,082
2.720%, 04/15/20 (144A)	375,000	376,079
2.750%, 11/15/18 (144A)	667,000	674,805
CarMax Auto Owner Trust 0.600%, 10/16/17	453,000	453,559
0.800%, 07/16/18	615,000	614,760
0.980%, 01/15/19	5,472,000	5,475,885
1.280%, 05/15/19	275,000	274,836
CarNow Auto Receivables Trust 1.160%, 10/16/17 (144A)	806,741	807,199
1.970%, 11/15/17 (144A)	668,000	669,019
CPS Auto Receivables Trust 1.110%, 11/15/18 (144A)	5,301,000	5,287,854
1.310%, 06/15/20 (144A)	1,088,163	1,089,419
1.540%, 07/16/18 (144A)	2,570,482	2,583,427
1.640%, 04/16/18 (144A)	2,062,378	2,073,218
1.820%, 09/15/20 (144A)	1,595,933	1,602,713
CPS Auto Trust 1.210%, 08/15/18 (144A)	872,542	873,596
DT Auto Owner Trust 1.780%, 06/15/17 (144A)	1,625,000	1,637,174
Exeter Automobile Receivables Trust 1.060%, 08/15/18 (144A)	1,920,000	1,919,775
1.290%, 10/16/17 (144A)	970,546	972,450
1.290%, 05/15/18 (144A)	1,499,987	1,503,175
1.490%, 11/15/17 (144A)	1,269,861	1,275,041
3.260%, 12/16/19 (144A)	335,000	336,983
Fifth Third Auto Trust 0.450%, 01/15/16	747,104	747,009
0.880%, 10/16/17	1,745,000	1,753,887
First Investors Auto Owner Trust 0.900%, 10/15/18 (144A)	255,901	256,456
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	1,450,460	1,450,425
1.320%, 04/16/18 (144A)	2,067,172	2,070,835
1.940%, 01/15/19 (144A)	1,854,732	1,861,318
2.550%, 02/18/20 (144A)	245,000	245,546
Ford Credit Auto Lease Trust 0.500%, 10/15/16	397,000	397,208
0.760%, 09/15/16	1,007,000	1,009,258
0.960%, 10/15/16	500,000	501,856

Asset-Backed - Automobile—(Continued)
Ford Credit Auto Owner Trust 0.900%, 10/15/18	890,000	890,012
Harley Davidson Motorcycle Trust 0.650%, 07/16/18	1,427,000	1,429,751
Honda Auto Receivables Owner Trust 0.350%, 06/22/15	114,498	114,497
0.370%, 10/16/15	1,506,712	1,506,893
0.530%, 02/16/17	1,404,000	1,405,662
0.690%, 09/18/17	1,527,000	1,529,770
0.770%, 03/19/18	2,171,000	2,170,121
1.040%, 02/18/20	700,000	701,204
Hyundai Auto Receivables Trust 0.400%, 12/15/15	174,405	174,440
0.560%, 07/17/17	423,000	423,478
0.750%, 09/17/18	600,000	598,893
0.900%, 12/17/18	5,612,000	5,614,615
Mercedes-Benz Auto Lease Trust 0.490%, 06/15/15	1,508,530	1,508,775
Nissan Auto Lease Trust 0.750%, 06/15/16	508,784	510,550
0.800%, 02/15/17	582,000	582,900
Nissan Auto Receivables Owner Trust 0.370%, 09/15/15	122,401	122,402
0.420%, 11/15/16	863,000	863,233
Santander Drive Auto Receivables Trust 0.550%, 09/15/16	1,050,795	1,051,124
2.350%, 11/16/15	27,029	27,047
3.010%, 04/16/18	2,000,000	2,050,784
SNAAC Auto Receivables Trust 1.030%, 09/17/18 (144A)	872,455	872,594
1.140%, 07/16/18 (144A)	430,684	431,160
Tidewater Auto Receivables Trust 1.400%, 07/15/18 (144A)	2,047,000	2,047,958
1.850%, 12/15/18 (144A)	2,406,000	2,405,553
Toyota Auto Receivables Owner Trust 0.550%, 01/17/17	732,000	733,107
USAA Auto Owner Trust 0.380%, 10/17/16	577,000	577,073
World Omni Auto Receivables Trust 0.830%, 08/15/18	873,000	873,390
1.320%, 01/15/20	476,000	476,698

		98,148,811

Asset-Backed - Credit Card—0.0%
Discover Card Execution Note Trust 1.040%, 04/15/19	1,080,000	1,083,634

Asset-Backed - Home Equity—0.0%
Asset Backed Securities Corp. Home Equity Loan Trust 0.902%, 02/25/35 (a)	530,000	498,541

Asset-Backed - Other—4.0%
Axis Equipment Finance Receivables II LLC 1.750%, 03/20/17 (144A)	1,381,230	1,381,691

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Bayview Opportunity Master Fund IIa Trust 3.228%, 03/28/33 (144A) (a)	897,302	$899,680
Carlyle Global Market Strategies Commodities Funding, Ltd. 2.176%, 10/15/21 (144A) (a)	2,686,667	2,686,667
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (e)	1,099,825	1,136,256
Ford Credit Floorplan Master Owner Trust 0.532%, 01/15/18 (a)	725,000	726,381
Fortress Opportunities Residential Transaction 3.960%, 10/25/33 (144A) (e)	822,198	828,666
4.210%, 10/25/18 (144A) (e)	430,512	430,925
GMAT Trust 3.721%, 02/25/44 (144A)	995,235	999,441
3.967%, 11/25/43 (144A)	1,632,707	1,635,781
HLSS Servicer Advance Receivables Backed Notes 1.147%, 05/16/44 (144A)	2,995,000	2,995,599
1.183%, 08/15/44 (144A)	2,148,000	2,148,644
1.287%, 09/15/44 (144A)	2,000,000	2,001,000
1.843%, 05/16/44 (144A)	2,000,000	2,002,800
1.981%, 11/15/46 (144A)	1,783,000	1,786,388
HLSS Servicer Advance Receivables Trust 1.244%, 01/17/45 (144A)	897,000	897,718
1.495%, 01/16/46 (144A)	748,000	748,374
1.744%, 01/16/46 (144A)	174,000	173,600
2.217%, 01/15/47 (144A)	1,385,000	1,393,449
John Deere Owner Trust 0.410%, 09/15/15	700,765	700,857
0.600%, 03/15/17	2,000,000	2,004,560
Kondaur Mortgage Asset Trust LLC 4.458%, 08/25/52 (144A) (a)	829,821	834,564
LV Tower 52 Issuer LLC 5.500%, 06/15/18 (144A) (e)	1,945,022	1,949,169
7.500%, 06/15/18 (144A) (e)	912,986	912,986
Nationstar Agency Advance Funding Trust 0.997%, 02/15/45 (144A)	1,253,000	1,251,020
1.892%, 02/18/48 (144A)	115,000	112,468
Navitas Equipment Receivables LLC 1.950%, 11/15/16 (144A)	696,919	697,165
New Residential Advance Receivables Trust Advance Receivables Backed 1.274%, 03/15/45 (144A)	3,223,000	3,226,545
Normandy Mortgage Loan Co. LLC 4.949%, 09/16/43 (144A)	5,780,721	5,772,050
NYMT Residential LLC 4.850%, 09/25/18 (144A) (e)	2,429,000	2,429,000
OnDeck Asset Securitization Trust 3.150%, 05/17/18 (144A)	2,602,000	2,602,895
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	2,744,000	2,743,945
3.240%, 06/18/24 (144A)	321,000	323,408
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	942,788	947,214
Progreso Receivables Funding I LLC 3.500%, 07/08/19 (144A)	3,000,000	3,000,000

Asset-Backed - Other—(Continued)
Progreso Receivables Funding I LLC 4.000%, 07/09/18 (144A)	2,650,000	2,669,875
RBSHD Trust 4.685%, 10/25/47 (144A) (e)	2,886,114	2,927,098
Real Estate Asset Trust 3.230%, 05/25/52 (144A) (a) (e)	782,405	782,405
Selene Non-Performing Loans LLC 2.981%, 05/25/54 (144A)	1,425,000	1,425,071
SpringCastle America Funding LLC 3.750%, 04/03/21 (144A)	2,327,399	2,347,545
4.000%, 12/03/24 (144A)	6,941,271	6,932,861
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	5,066,000	5,074,942
2.580%, 09/15/21 (144A)	5,650,000	5,691,403
3.450%, 12/15/22 (144A)	496,000	496,740
3.920%, 01/16/23 (144A)	2,500,000	2,574,150
4.820%, 01/16/23 (144A)	2,000,000	2,082,300
Stanwich Mortgage Loan Co. LLC 3.228%, 04/16/59 (144A)	2,259,202	2,264,127
Stanwich Mortgage Loan Trust 2.981%, 02/16/43 (144A)	332,167	332,998
U.S. Residential Opportunity Fund Trust 3.466%, 03/25/34 (144A)	1,419,813	1,431,242
Vericrest Opportunity Loan Transferee 3.125%, 04/27/54 (144A)	9,000,000	9,045,900
3.250%, 11/25/53 (144A)	6,068,271	6,082,968
3.250%, 05/26/54 (144A)	3,430,332	3,447,827
3.625%, 10/27/53 (144A)	2,232,851	2,251,830
3.625%, 11/25/53 (144A)	4,754,766	4,785,936
3.625%, 03/25/54 (144A)	3,040,504	3,059,507
3.625%, 04/25/55 (144A)	2,006,989	2,015,769
3.960%, 11/25/53 (144A)	664,301	668,245
4.250%, 04/25/53 (144A)	1,501,392	1,510,237
Westgate Resorts LLC 2.250%, 08/20/25 (144A)	1,316,718	1,318,430

		125,600,312

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 0.952%, 12/26/44 (144A) (a)	2,245,779	2,249,199

Total Asset-Backed Securities (Cost $226,799,773)		227,580,497

Mortgage-Backed Securities—6.6%

Collateralized Mortgage Obligations—3.0%
AJAX Mortgage Loan Trust 3.500%, 02/25/51 (144A) (a) (e)	419,330	414,613
3.750%, 03/25/52 (144A) (a) (e)	2,546,086	2,570,925
4.500%, 03/25/35 (144A) (e)	1,438,611	1,450,198
American Tower Trust I 1.551%, 03/15/43 (144A)	695,000	692,172
Banc of America Funding Trust 2.585%, 05/20/34 (a)	2,458,647	2,506,480

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns ALT-A Trust 0.792%, 07/25/34 (a)	4,002,908	$3,838,253
CAM Mortgage Trust 2.600%, 05/15/48 (144A)	2,132,000	2,131,858
3.352%, 12/15/53 (144A)	331,382	331,786
Countrywide Alternative Loan Trust 0.830%, 08/25/34 (a)	2,173,851	2,157,325
FDIC Trust 4.500%, 10/25/18 (144A)	367,389	372,521
Global Mortgage Securitization, Ltd. 0.472%, 11/25/32 (144A) (a)	2,107,466	2,040,556
GS Mortgage Securities Trust 5.474%, 08/10/44 (144A) (a)	500,000	517,407
HarborView Mortgage Loan Trust 2.587%, 05/19/34 (a)	2,257,129	2,257,801
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (e)	3,794,755	3,715,444
JP Morgan Mortgage Trust 2.574%, 08/25/34 (a)	511,423	511,320
MASTR Asset Securitization Trust 5.500%, 12/25/33	1,662,525	1,764,829
Merrill Lynch Mortgage Investors Trust 0.612%, 04/25/29 (a)	1,288,390	1,242,826
0.652%, 05/25/29 (a)	2,499,708	2,489,629
0.772%, 10/25/28 (a)	1,494,506	1,482,982
0.792%, 10/25/28 (a)	2,364,110	2,359,868
1.002%, 01/25/29 (a)	1,681,250	1,696,536
Sequoia Mortgage Trust 0.453%, 12/20/34 (a)	3,180,028	3,038,419
0.493%, 10/20/34 (a)	3,421,368	3,273,295
0.793%, 01/20/34 (a)	1,576,342	1,518,133
0.813%, 07/20/33 (a)	1,927,150	1,899,393
0.913%, 04/20/33 (a)	1,844,073	1,852,867
Springleaf Mortgage Loan Trust 1.270%, 06/25/58 (144A) (a)	2,498,049	2,489,109
1.780%, 12/25/65 (144A) (a)	4,987,353	4,978,864
1.870%, 09/25/57 (144A) (a)	1,629,629	1,629,363
2.310%, 06/25/58 (144A) (a)	1,240,000	1,210,565
3.140%, 06/25/58 (144A) (a)	792,000	786,694
3.520%, 12/25/65 (144A) (a)	2,177,000	2,223,335
3.790%, 09/25/57 (144A) (a)	1,274,000	1,283,546
3.790%, 06/25/58 (144A) (a)	603,000	607,879
4.480%, 12/25/65 (144A) (a)	3,000,000	3,090,999
6.000%, 10/25/57 (144A) (a)	350,000	366,387
Station Place Securitization Trust 1.870%, 02/25/15 (a)	1,000,000	1,000,000
Structured Adjustable Rate Mortgage Loan Trust 2.387%, 06/25/34 (a)	1,536,663	1,558,554
Structured Asset Mortgage Investments II Trust 0.855%, 01/19/34 (a)	2,622,043	2,554,166
0.855%, 03/19/34 (a)	2,998,902	2,950,536
Structured Asset Mortgage Investments Trust 1.055%, 05/19/33 (a)	2,730,772	2,685,509

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Mortgage Loan Trust 0.752%, 10/25/27 (a)	713,734	701,694
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.468%, 11/25/33 (a)	1,742,171	1,731,671
Thornburg Mortgage Securities Trust 2.018%, 12/25/44 (a)	2,413,996	2,424,431
2.237%, 04/25/45 (a)	5,312,023	5,390,423
Wells Fargo Mortgage Backed Securities Trust 2.620%, 03/25/35 (a)	3,461,997	3,520,311
Wells Fargo Mortgage Loan Trust 2.847%, 08/27/37 (144A) (a)	1,641,159	1,651,104

		92,962,576

Commercial Mortgage-Backed Securities—3.6%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	1,285,357	1,291,041
A10 Term Asset Financing LLC 1.720%, 04/15/33 (144A)	1,719,000	1,718,884
2.620%, 11/15/27 (144A)	2,861,000	2,863,429
3.020%, 04/15/33 (144A)	1,807,000	1,806,749
4.380%, 11/15/27 (144A)	425,000	426,314
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	2,250,000	2,453,591
5.791%, 04/10/49 (a)	1,000,000	1,105,493
5.889%, 07/10/44 (a)	1,631,835	1,759,883
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.115%, 10/10/45 (a)	5,737,700	5,971,781
BB-UBS Trust 2.892%, 06/05/30 (144A)	1,250,000	1,227,741
3.430%, 11/05/36 (144A)	2,950,000	2,924,698
Bear Stearns Commercial Mortgage Securities Trust 0.842%, 06/11/50 (144A) (a)	1,500,000	1,472,345
4.674%, 06/11/41	3,639,564	3,732,227
CGBAM Commercial Mortgage Trust 0.952%, 02/15/31 (144A) (a)	1,300,000	1,300,468
Citigroup Commercial Mortgage Trust 2.110%, 01/12/30 (144A)	569,515	579,262
Commercial Mortgage Pass-Through Certificates 0.251%, 07/10/45 (144A) (a) (b)	120,000,000	2,080,836
1.002%, 02/13/32 (144A) (a)	2,005,000	2,007,681
1.054%, 06/11/27 (144A) (a)	4,937,000	4,940,857
2.365%, 02/10/29 (144A)	2,789,132	2,868,299
3.612%, 06/10/46 (a)	2,934,000	3,035,886
3.977%, 05/10/47	3,000,000	3,163,083
4.353%, 08/10/30 (144A)	3,000,000	3,246,903
Commercial Mortgage Trust 2.987%, 04/12/35 (144A)	1,871,000	1,846,604
COOF Securitization Trust, Ltd. 3.172%, 06/15/40 (144A) (a) (b)	3,480,923	492,899

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse First Boston Mortgage Securities Corp. 5.100%, 08/15/38 (a)	2,040,291	$2,099,833
Credit Suisse Mortgage Capital Certificates 1.050%, 04/15/27 (144A) (a)	3,363,000	3,365,606
DBRR Trust 0.853%, 02/25/45 (144A) (a)	881,698	879,590
1.636%, 12/18/49 (144A) (a)	2,676,653	2,696,728
GE Capital Commercial Mortgage Corp. 4.974%, 07/10/45 (a)	3,015,000	3,120,899
GE Capital Commercial Mortgage Corp. Trust 5.456%, 03/10/44 (a)	1,229,825	1,296,797
GS Mortgage Securities Corp. II 2.318%, 01/10/30 (144A)	733,000	740,824
2.706%, 12/10/27 (144A)	292,924	296,958
GS Mortgage Securities Corp. Trust 3.551%, 04/10/34 (144A)	3,500,000	3,625,934
JP Morgan Chase Commercial Mortgage Securities Trust 0.932%, 04/15/30 (144A) (a)	2,600,000	2,601,180
5.716%, 02/15/51	3,000,000	3,303,489
KGS-Alpha SBA COOF Trust 0.625%, 05/25/39 (144A) (a) (b)	12,245,958	298,495
0.859%, 08/25/38 (b)	15,680,280	600,261
1.796%, 03/25/39 (b)	10,654,425	615,959
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	779,493
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	1,232,825	1,352,142
Merrill Lynch Mortgage Trust 5.457%, 11/12/37 (a)	1,721,779	1,793,390
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,152,241
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,500,000	1,297,500
2.000%, 07/27/49 (144A)	1,596,787	1,605,761
N-Star Real Estate CDO, Ltd. 2.002%, 08/25/29 (144A) (a)	3,032,055	3,033,192
5.152%, 08/25/29 (144A) (a)	880,000	874,225
NCUA Guaranteed Notes Trust 2.650%, 10/29/20	3,444,992	3,536,201
2.900%, 10/29/20	5,000,000	5,189,120
ORES NPL LLC 3.081%, 09/25/25 (144A)	2,007,961	2,008,063
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	517,219
UBS-BAMLL Trust 3.663%, 06/10/30 (144A)	578,000	583,540
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,233,187
VNO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,390,539
3.808%, 12/13/29 (144A)	2,500,000	2,656,500
Wachovia Bank Commercial Mortgage Trust 5.118%, 07/15/42 (a)	1,827,295	1,888,092

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust 2.800%, 03/18/28 (144A) (a)	1,000,000	1,003,054

		114,752,966

Total Mortgage-Backed Securities (Cost $206,125,926)		207,715,542

Foreign Government—0.6%

Provincial—0.0%
Province of Ontario 1.650%, 09/27/19	1,000,000	984,511
Province of Quebec Canada 7.125%, 02/09/24	200,000	260,248

		1,244,759

Sovereign—0.6%
Brazilian Government International Bond 4.250%, 01/07/25	601,000	609,114
Israel Government AID Bonds Zero Coupon, 08/15/20	1,500,000	1,299,201
Zero Coupon, 02/15/22	3,000,000	2,439,327
Zero Coupon, 11/01/22	8,000,000	6,297,832
Mexico Government International Bonds 3.500%, 01/21/21	2,948,000	3,061,498
4.000%, 10/02/23	1,374,000	1,444,074
5.550%, 01/21/45	737,000	838,337
5.750%, 10/12/10	500,000	530,500
Poland Government International Bond 4.000%, 01/22/24	930,000	964,875
South Africa Government International Bond 5.875%, 09/16/25	384,000	426,816
Turkey Government International Bonds 5.750%, 03/22/24	500,000	546,250
6.625%, 02/17/45	214,000	247,705

		18,705,529

Total Foreign Government (Cost $20,077,302)		19,950,288

Short-Term Investment—5.7%

Repurchase Agreement—5.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $177,914,806 on 07/01/14, collateralized by $179,115,000 U.S. Government Agency obligations with 0.075% - 5.000%, maturity dates ranging from 01/13/16 - 03/15/16 with a value of $181,473,388.	177,914,806	177,914,806

Total Short-Term Investment (Cost $177,914,806)		177,914,806

Total Investments—100.2% (Cost $3,180,925,065) (f)		3,159,919,414
Other assets and liabilities (net)—(0.2)%		(6,680,810)

Net Assets—100.0%		$3,153,238,604

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $19,547,685, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(f)	As of June 30, 2014, the aggregate cost of investments was $3,180,925,065. The aggregate unrealized appreciation and depreciation of investments were $33,434,170 and $(54,439,821), respectively, resulting in net unrealized depreciation of $(21,005,651).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $351,030,215, which is 11.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust	03/20/13	$2,546,086	$2,537,927	$2,570,925
AJAX Mortgage Loan Trust	11/15/13	1,438,611	1,432,783	1,450,198
AJAX Mortgage Loan Trust	01/28/13	419,330	416,535	414,613
Conix Mortgage Asset Trust	05/16/13	1,099,825	1,099,825	1,136,256
Fortress Opportunities Residential Transaction	11/08/13	822,198	822,115	828,666
Fortress Opportunities Residential Transaction	11/08/13	430,512	430,485	430,925
Homeowner Assistance Program Reverse Mortgage Loan Trust	05/03/13	3,794,755	3,740,848	3,715,444
LV Tower 52 Issuer LLC	06/19/13	1,945,022	1,945,022	1,949,169
LV Tower 52 Issuer LLC	10/08/13	912,986	912,038	912,986
NYMT Residential LLC	09/18/13	2,429,000	2,429,000	2,429,000
RBSHD Trust	09/27/13	2,886,114	2,886,114	2,927,098
Real Estate Asset Trust	04/01/13	782,405	782,405	782,405

				19,547,685

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,977,751,520	$—	$1,977,751,520
Total Corporate Bonds & Notes*	—	549,006,761	—	549,006,761
Total Asset-Backed Securities*	—	227,580,497	—	227,580,497
Total Mortgage-Backed Securities*	—	207,715,542	—	207,715,542
Total Foreign Government*	—	19,950,288	—	19,950,288
Total Short-Term Investment*	—	177,914,806	—	177,914,806
Total Investments	$—	$3,159,919,414	$—	$3,159,919,414

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$3,159,919,414
Receivable for:
Investments sold	2,185,373
Fund shares sold	214,687
Principal paydowns	96,544
Interest	14,038,744
Prepaid expenses	291

Total Assets	3,176,455,053
Liabilities
Due to custodian	4,975,902
Payables for:
Investments purchased	16,636,335
Fund shares redeemed	232,632
Accrued expenses:
Management fees	1,082,156
Distribution and service fees	91,917
Deferred trustees’ fees	58,994
Other expenses	138,513

Total Liabilities	23,216,449

Net Assets	$3,153,238,604

Net assets consist of:
Paid in surplus	$3,160,695,352
Undistributed net investment income	23,521,800
Accumulated net realized loss	(9,972,897)
Unrealized depreciation on investments	(21,005,651)

Net Assets	$3,153,238,604

Net Assets
Class A	$2,703,975,309
Class B	449,263,295
Capital Shares Outstanding*
Class A	262,761,390
Class B	43,686,386
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.29
Class B	10.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,180,925,065.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$30,227,150

Total investment income	30,227,150

Expenses
Management fees	7,267,375
Administration fees	30,529
Custodian and accounting fees	124,113
Distribution and service fees—Class B	552,462
Audit and tax services	32,304
Legal	24,579
Trustees' fees and expenses	22,087
Shareholder reporting	59,154
Insurance	7,186
Miscellaneous	4,821

Total expenses	8,124,610
Less management fee waiver	(1,717,743)

Net expenses	6,406,867

Net Investment Income	23,820,283

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(30,730)

Net change in unrealized appreciation on investments	70,199,413

Net realized and unrealized gain	70,168,683

Net Increase in Net Assets from Operations	$93,988,966

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,820,283	$27,756,572
Net realized gain (loss)	(30,730)	17,340,160
Net change in unrealized appreciation (depreciation)	70,199,413	(113,960,132)

Increase (decrease) in net assets from operations	93,988,966	(68,863,400)

From Distributions to Shareholders
Net investment income
Class A	(34,600,639)	(9,092,406)
Class B	(6,562,590)	(1,276,261)
Net realized capital gains
Class A	(11,149,095)	(7,273,925)
Class B	(2,487,779)	(2,005,553)

Total distributions	(54,800,103)	(19,648,145)

Increase in net assets from capital share transactions	731,855,774	1,989,814,811

Total increase in net assets	771,044,637	1,901,303,266

Net Assets
Beginning of period	2,382,193,967	480,890,701

End of period	$3,153,238,604	$2,382,193,967

Undistributed net investment income
End of period	$23,521,800	$40,864,746

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A (a)
Sales	70,824,134	$719,956,539	191,161,299	$2,013,338,110
Reinvestments	4,494,080	45,749,734	1,551,311	16,366,331
Redemptions	(3,645,277)	(37,390,507)	(1,624,157)	(16,628,530)

Net increase	71,672,937	$728,315,766	191,088,453	$2,013,075,911

Class B (b)
Sales	2,056,960	$21,072,294	5,575,652	$57,544,307
Shares converted from Class C	0	0	45,595,758	479,416,762
Reinvestments	889,908	9,050,369	311,073	3,281,814
Redemptions	(2,589,568)	(26,582,655)	(8,153,397)	(83,938,129)

Net increase	357,300	$3,540,008	43,329,086	$456,304,754

Class C (b)
Sales	0	$0	44,995	$473,335
Shares converted into Class B	0	0	(45,595,758)	(479,416,762)
Redemptions	0	0	(59,186)	(622,427)

Net increase (decrease)	0	$0	(45,609,949)	$(479,565,854)

Increase derived from capital shares transactions		$731,855,774		$1,989,814,811

(a)	Commencement of operations was February 28, 2013.
(b)	On January 7, 2013, Class C shares were converted into Class B shares.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$10.17		$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.12
Net realized and unrealized gain (loss) on investments	0.27		(0.41)

Total from investment operations	0.36		(0.29)

Less Distributions
Distributions from net investment income	(0.18)		(0.06)
Distributions from net realized capital gains	(0.06)		(0.04)

Total distributions	(0.24)		(0.10)

Net Asset Value, End of Period	$10.29		$10.17

Total Return (%) (c)	3.55	(d)	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.44	(e)
Ratio of net investment income to average net assets (%)	1.84	(e)	1.62	(e)
Portfolio turnover rate (%)	4	(d)	68
Net assets, end of period (in millions)	$2,704.0		$1,942.6

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(g)	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$10.15		$10.54	$10.36	$10.01		$9.62	$8.58

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.12	0.22	0.29		0.33	0.41
Net realized and unrealized gain (loss) on investments	0.26		(0.44)	0.28	0.28		0.25	0.63

Total from investment operations	0.34		(0.32)	0.50	0.57		0.58	1.04

Less Distributions
Distributions from net investment income	(0.15)		(0.03)	(0.27)	(0.22)		(0.19)	(0.00	)(h)
Distributions from net realized capital gains	(0.06)		(0.04)	(0.05)	(0.00	)(i)	0.00	0.00

Total distributions	(0.21)		(0.07)	(0.32)	(0.22)		(0.19)	(0.00)

Net Asset Value, End of Period	$10.28		$10.15	$10.54	$10.36		$10.01	$9.62

Total Return (%) (c)	3.38	(d)	(3.04)	4.92	5.79		6.10	12.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.59	0.59		0.65	0.69
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69	0.59	0.59		0.65	0.65
Ratio of net investment income to average net assets (%)	1.61	(e)	1.21	2.09	2.81		3.34	4.42
Portfolio turnover rate (%)	4	(d)	68	11	8		2	1
Net assets, end of period (in millions)	$449.3		$439.6	$480.9	$472.1		$373.7	$191.4

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net investment income were less than $0.01.
(i)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2013.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $177,914,806, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio's records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$319,862,559	$443,802,635	$25,107,420	$76,132,398

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,267,375	0.550%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under "Investment Management Agreement" for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

An identical agreement was in place for the period April 29, 2013 to April 27, 2014. Amounts waived, for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$10,368,667	$12,499,181	$9,279,478	$2,428,856	$19,648,145	$14,928,037

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$40,918,631	$13,327,955	$(100,838,314)	$—	$(46,591,728)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-32

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 6.70%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Monetary support continued to be a key theme in the first half of 2014. With monetary accommodation being pursued by the largest central banks in the developed world, equities performed strongly with some differentiation seen across regions. The MSCI World Index was up 6.5% during the six month period. In the U.S., Large Cap stocks, as represented by the S&P 500 Index, advanced 7.1%, while Small Cap stocks, as represented by the Russell 2000 Index, underperformed Large Cap but were still up 3.2%. The emerging markets equity as represented by the MSCI Emerging Markets Index posted a strong start to the year, advancing 6.1% during the period. The Barclays U.S. Aggregate Bond Index, a measure of fixed income performance, rose 3.9% over the six months. Commodities also experienced a positive first half of 2014, as represented by the Bloomberg Commodities Index, formerly known as the Dow Jones/UBS Commodities Index, advancing 7.1%.

The beginning of 2014 brought with it some challenges, as investors were confronted with uncertainty in emerging markets, a brutally harsh winter in the U.S., a Russian occupation of Ukraine, and signals from the Federal Reserve (the “Fed”) that interest rates could rise sooner than expected. Market volatility was caused by skepticism of central banks’ ability to sustainably fight inflation and fund deteriorating current account deficits in select emerging markets. The currencies of Argentina and Turkey were initially impacted due to these concerns. In an emergency meeting, the Central Bank of the Republic of Turkey aggressively raised a key interest rate in efforts to defend the Turkish lira. The central banks of Brazil, India, and South Africa also raised interest rates in January. In the U.S., most economic releases in the beginning of the year were shrugged off by investors as a result of the extremely cold weather. In fact, several regional manufacturing surveys in addition to many companies reporting first quarter earnings cited the weather as negatively impacting business activity.

As the calendar turned towards March, uncertainty returned to the markets as Russia sent troops into the Crimea region of Ukraine; shortly thereafter Crimean citizens voted to become part of Russia. While the outcome of the Federal Open Market Committee March meeting came with few surprises, remarks made during Fed Chair Janet Yellen’s press conference, temporarily spooked markets. It has been perceived that these comments may have started the vicious rotation in the market as stocks with higher growth expectations sold off significantly in favor of more economically sensitive names as well as stocks that provide above average yields such as Real Estate Investment Trusts and Utilities.

Markets remained range bound as the second quarter began. Investors were quite perplexed when after an April employment report that significantly exceeded expectations bond yields continued to fall. Geopolitical tensions in the Ukraine and unrest in Iraq were cited for much of the strength in the bond market. Concerns over growth were also cited, particularly after the poor showing of first quarter U.S. gross domestic product in which the final estimate showed a 2.9% contraction. That can be refuted as economic data began to point towards an economy recovering nicely from the weakness experienced earlier in the year.

The preliminary read for the Markit Flash U.S. Manufacturing Purchasing Managers’ Index surveys improved to 57.5 in June, up from May’s 56.4 driven by strong growth in both output and new orders. This generally improving trend in manufacturing activity was also seen in other developed market economies. The U.S. housing market was also a positive, as both existing and new home sales for May exceeded economists’ forecasts. Investors also applauded monetary policy developments from both the Fed and the European Central Bank (the “ECB”). The Fed continued to reinforce continued low levels of interest rates while the ECB launched a new loan facility designed to encourage bank lending. The loans will be structured so that the more banks lend to companies, the more cheaply they will be able to borrow funds from the ECB.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience subpar returns, J.P. Morgan aims to deliver higher risk-adjusted returns and lower volatility relative to both the Dow Jones Moderate Index and a traditional portfolio invested 60% in equity and 40% in fixed income markets.

Portfolio allocations are not only adjusted based on SEM but also based on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. Derivatives may be used in the Portfolio as a way to implement tactical decisions. Further, derivative usage is also permissible for purposes such as hedging, cash

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. As a final element to the Portfolio’s construction, an extended duration exposure is achieved through a 10-year interest rate swap. This extended duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in commodities as well as fixed income / duration. In addition to this, the portfolio managers were expressing various tactical over/underweights. Allocations to U.S. equities, international developed equities, and cash were above their respective Strategic Asset Allocation. The overweight equity positions were driven by numerous positive economic data points towards the end of 2013, particularly coming out of the U.S. The Portfolio also held a tactical underweight to commodities relative to the Strategic Asset Allocation that reduced the allocation further than what SEM suggested.

In the first quarter, momentum in commodities strengthened and SEM fully re-risked the asset class. Over this period, the asset class had very strong absolute and relative performance, as exhibited by the Blomberg Commodity Index returning near 7.0%. The fixed income / duration signal from SEM also strengthened as 10-year U.S. Treasury rates decreased almost 30 basis points, though it still ended the first quarter in slight de-risking mode. The emerging market equity signal was volatile over the period as the asset class experienced a very weak January followed by a strong February and March. SEM de-risked emerging market equities during January but re-risked after mometum improved later in the quarter. Overall, SEM slightly detracted from performance over the quarter, mostly due to the underweight to fixed income / duration in January when U.S. Treasury rates decreased significantly. In addition to the SEM activity, the portfolio managers maintained tactical overweights to U.S. and international developed equities as well as an underweight to commodities throughout the quarter.

Over the course of the second quarter, SEM fully re-risked fixed income / duration, which was the only asset class in de-risking mode. Mometum in the asset class improved on the back of the 20 basis points decrease in the 10-year U.S. Treasury rate. Again, SEM slightly detracted from overall performance due to the underweight to fixed income / duration for a portion of the quarter. Tactically, the Portfolio remained underweight commodities as well as overweight developed equities.

For the six-month period, the main drivers of performance versus the Dow Jones Moderate Index included the allocation to commodities as well as the duration overlay. In addition to these drivers, the tactical overweight to U.S. equities also contributed to performance. SEM detracted minimally for the period, almost entirely due to the underweight to fixed income / duration. Overall security selection also slightly detracted; this was mostly due to the international developed equity active allocations as well as the convertibles allocation. In the case of international developed equity, both strategies were overweight sectors of Japanese equities that detracted from performance, particularly in the first quarter. The convertibles allocation detracted for two reasons: lower equity sensitivity throughout much of the period as well as security selection versus the representative index. The remaining allocations contributed positively from a security selection standpoint, particularly the emerging markets equity strategy. An overweight in India was the primary contributor as investor sentiment toward the country improved.

At the end of June, the Portfolio continued to favor pro-risk assets with a tilt to U.S. equities. The Portfolio also maintained a tactical underweight to commodities and fixed income / duration. SEM was not indicating de-risking for any asset class.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	6.70	16.24	10.96
Dow Jones Moderate Index	5.77	16.21	11.42

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Sectors

% of Net Assets
Financials	8.3
Consumer Discretionary	4.7
Health Care	4.5
Consumer Staples	3.4
Energy	3.4

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	23.3
Cash & Cash Equivalents	18.6
Convertible Bonds	16.5
U.S. Treasury & Government Agencies	2.5
Foreign Government	0.1

Top Equity Holdings

% of Net Assets
Royal Dutch Shell plc	0.7
Novartis AG	0.7
Roche Holding AG	0.7
Shire plc	0.6
Wells Fargo & Co., Series L	0.5

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	2.4
Gilead Sciences, Inc.	0.8
WellPoint, Inc.	0.8
Mylan, Inc.	0.8
Ford Motor Co.	0.7

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)	Actual	1.00%	$1,000.00	$1,067.00	$5.13
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—33.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Airbus Group NV	20,666	$1,387,060
Honeywell International, Inc.	18,193	1,691,039
L-3 Communications Holdings, Inc.	4,481	541,081
Thales S.A.	25,203	1,523,126
United Technologies Corp.	18,833	2,174,270

		7,316,576

Air Freight & Logistics—0.2%
Deutsche Post AG	24,318	879,532
Yamato Holdings Co., Ltd.	77,000	1,594,847

		2,474,379

Airlines—0.1%
Delta Air Lines, Inc.	9,328	361,180
Japan Airlines Co., Ltd.	26,600	1,472,164
United Continental Holdings, Inc. (a)	12,349	507,174

		2,340,518

Auto Components—0.4%
Bridgestone Corp.	60,500	2,120,311
Continental AG	6,205	1,437,408
GKN plc	130,893	812,265
TRW Automotive Holdings Corp. (a)	5,730	512,950
Valeo S.A.	14,329	1,921,542

		6,804,476

Automobiles—1.1%
Astra International Tbk PT	1,880,200	1,154,867
Bayerische Motoren Werke (BMW) AG	10,756	1,364,324
Daimler AG	49,159	4,603,742
Geely Automobile Holdings, Ltd.	720,000	253,660
General Motors Co.	28,412	1,031,356
Hyundai Motor Co.	12,930	2,932,223
Mahindra & Mahindra, Ltd. (GDR)	97,070	1,869,568
Renault S.A.	22,383	2,027,638
Toyota Motor Corp.	38,300	2,303,904

		17,541,282

Banks—3.4%
Australia & New Zealand Banking Group, Ltd.	87,921	2,766,048
Banco Santander Chile (ADR)	29,910	791,119
Bank Central Asia Tbk PT	609,200	565,475
Bank of America Corp.	145,393	2,234,690
BB&T Corp.	4,800	189,264
BNP Paribas S.A.	27,898	1,892,860
Capitec Bank Holdings, Ltd.	19,690	411,966
Citigroup, Inc.	39,724	1,871,000
Credicorp, Ltd.	7,580	1,178,463
Cullen/Frost Bankers, Inc.	996	79,102
Danske Bank A/S	80,197	2,267,855
Grupo Financiero Banorte S.A.B. de C.V. - Class O	109,430	782,589
HDFC Bank, Ltd. (ADR)	117,150	5,484,963
HSBC Holdings plc	397,824	4,038,747

Banks—(Continued)
Itau Unibanco Holding S.A. (ADR)	101,904	1,465,380
Lloyds Banking Group plc (a)	363,108	461,763
Mitsubishi UFJ Financial Group, Inc.	1,020,500	6,268,906
Mizuho Financial Group, Inc.	1,227,700	2,523,693
Nordea Bank AB	100,478	1,416,562
PNC Financial Services Group, Inc. (The)	8,837	786,935
PT Bank Rakyat Indonesia Persero Tbk	1,303,000	1,135,479
Public Bank Bhd	99,800	608,511
Sberbank of Russia (ADR)	145,520	1,479,938
Siam Commercial Bank Public Co., Ltd.	154,100	800,057
Standard Chartered plc	67,940	1,388,409
Sumitomo Mitsui Financial Group, Inc.	114,600	4,812,076
Sumitomo Mitsui Trust Holdings, Inc.	329,000	1,506,653
SunTrust Banks, Inc.	3,900	156,234
SVB Financial Group (a)	1,398	163,035
Turkiye Garanti Bankasi A/S	201,905	790,130
U.S. Bancorp	1,769	76,633
Wells Fargo & Co.	71,820	3,774,859

		54,169,394

Beverages—0.8%
Ambev S.A. (ADR)	292,390	2,058,426
Coca-Cola Co. (The)	39,859	1,688,427
Constellation Brands, Inc. - Class A (a)	7,044	620,788
Dr Pepper Snapple Group, Inc.	9,433	552,585
Molson Coors Brewing Co. - Class B	2,900	215,064
PepsiCo, Inc.	8,732	780,117
SABMiller plc	84,872	4,917,268
Tsingtao Brewery Co., Ltd. - Class H	204,000	1,597,025

		12,429,700

Biotechnology—0.3%
Alexion Pharmaceuticals, Inc. (a)	2,548	398,125
Biogen Idec, Inc. (a)	5,106	1,609,973
Celgene Corp. (a)	20,160	1,731,341
Gilead Sciences, Inc. (a)	5,244	434,780
Vertex Pharmaceuticals, Inc. (a)	4,132	391,218

		4,565,437

Building Products—0.3%
Cie de St-Gobain	20,357	1,146,832
Daikin Industries, Ltd.	36,400	2,302,366
Masco Corp.	24,872	552,158

		4,001,356

Capital Markets—0.6%
Charles Schwab Corp. (The)	27,096	729,695
Goldman Sachs Group, Inc. (The)	2,680	448,739
Henderson Group plc	200,213	826,010
Invesco, Ltd.	22,639	854,622
Jupiter Fund Management plc	234,203	1,601,576
Morgan Stanley	35,399	1,144,450
Nomura Holdings, Inc.	181,900	1,285,584
State Street Corp.	8,796	591,619
UBS AG (a)	123,001	2,253,882

		9,736,177

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—0.4%
Axiall Corp.	5,074	$239,848
BASF SE	16,595	1,932,287
Dow Chemical Co. (The)	11,847	609,647
Mexichem S.A.B. de C.V.	106,530	441,278
Monsanto Co.	7,106	886,402
Mosaic Co. (The)	6,785	335,518
Solvay S.A.	13,731	2,367,166

		6,812,146

Commercial Services & Supplies—0.0%
Tyco International, Ltd.	3,420	155,952

Communications Equipment—0.2%
Cisco Systems, Inc.	77,877	1,935,243
QUALCOMM, Inc.	20,789	1,646,489

		3,581,732

Construction & Engineering—0.1%
Fluor Corp.	18,501	1,422,727
Larsen & Toubro, Ltd. (GDR)	22,560	633,259
Quanta Services, Inc. (a)	1,800	62,244

		2,118,230

Construction Materials—0.1%
Martin Marietta Materials, Inc.	1,823	240,727
Siam Cement PCL (The) (NVDR)	57,200	797,277

		1,038,004

Consumer Finance—0.0%
American Express Co.	1,655	157,010
Capital One Financial Corp.	6,410	529,466
Navient Corp.	2,235	39,582

		726,058

Containers & Packaging—0.2%
Ball Corp.	1,200	75,216
Crown Holdings, Inc. (a)	6,494	323,141
Sealed Air Corp.	1,700	58,089
Smurfit Kappa Group plc	106,350	2,429,714

		2,886,160

Distributors—0.0%
Imperial Holdings, Ltd.	18,920	355,792

Diversified Financial Services—0.7%
Berkshire Hathaway, Inc. - Class B (a)	12,184	1,542,007
CME Group, Inc.	2,692	190,998
FirstRand, Ltd.	374,610	1,435,338
ING Groep NV (a)	334,273	4,690,225
Intercontinental Exchange, Inc.	2,987	564,244
ORIX Corp.	119,000	1,970,907
Remgro, Ltd.	60,981	1,318,773

		11,712,492

Diversified Telecommunication Services—0.8%
AT&T, Inc.	5,390	190,590
BT Group plc	582,250	3,830,563
Koninklijke KPN NV (a)	450,450	1,640,246
Nippon Telegraph & Telephone Corp.	78,400	4,896,545
Verizon Communications, Inc.	47,724	2,335,135

		12,893,079

Electric Utilities—0.2%
American Electric Power Co., Inc.	10,868	606,108
Edison International	8,406	488,473
Entergy Corp.	7,634	626,675
Exelon Corp.	18,713	682,650
NextEra Energy, Inc.	10,487	1,074,708

		3,478,614

Electrical Equipment—0.4%
Eaton Corp. plc	15,339	1,183,864
Emerson Electric Co.	17,141	1,137,477
Schneider Electric SE	28,478	2,685,880
Sumitomo Electric Industries, Ltd.	69,700	982,929

		5,990,150

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	11,181	245,423
Delta Electronics, Inc.	211,000	1,538,235
Hitachi, Ltd.	274,000	2,010,797
Keyence Corp.	3,800	1,662,157
TE Connectivity, Ltd.	4,534	280,383

		5,736,995

Energy Equipment & Services—0.3%
Ensco plc - Class A	12,970	720,743
FMC Technologies, Inc. (a)	2,100	128,247
Halliburton Co.	10,850	770,458
Noble Corp. plc	6,321	212,133
Petrofac, Ltd.	33,254	683,438
Schlumberger, Ltd.	20,323	2,397,098

		4,912,117

Food & Staples Retailing—0.8%
Casino Guichard Perrachon S.A.	7,127	944,389
Costco Wholesale Corp.	6,321	727,926
CVS Caremark Corp.	21,130	1,592,568
Delhaize Group S.A.	23,622	1,597,145
Kroger Co. (The)	4,329	213,983
Magnit OJSC (GDR)	25,040	1,477,360
Massmart Holdings, Ltd.	7,705	95,669
President Chain Store Corp.	144,000	1,152,512
Seven & I Holdings Co., Ltd.	24,400	1,029,686
Shoprite Holdings, Ltd.	93,410	1,350,882
Sun Art Retail Group, Ltd.	753,000	857,910
Wal-Mart de Mexico S.A.B. de C.V.	271,500	727,851
Wal-Mart Stores, Inc.	4,568	342,920

		12,110,801

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—0.9%
Archer-Daniels-Midland Co.	20,830	$918,811
General Mills, Inc.	12,270	644,666
Grieg Seafood ASA (a)	114,388	536,808
Kellogg Co.	3,407	223,840
Marine Harvest ASA	270,768	3,702,058
Mondelez International, Inc. - Class A	36,297	1,365,130
Nutreco NV	18,996	838,825
Salmar ASA	104,920	1,828,699
Tiger Brands, Ltd.	18,980	547,233
Tingyi Cayman Islands Holding Corp.	306,000	856,789
Unilever NV	76,534	3,347,709

		14,810,568

Gas Utilities—0.0%
Questar Corp.	9,599	238,055

Health Care Equipment & Supplies—0.2%
Abbott Laboratories	26,543	1,085,609
Baxter International, Inc.	4,727	341,762
Boston Scientific Corp. (a)	59,589	760,952
Covidien plc	4,602	415,008
Stryker Corp.	11,484	968,331

		3,571,662

Health Care Providers & Services—0.2%
Aetna, Inc.	7,076	573,722
Humana, Inc.	8,047	1,027,763
McKesson Corp.	2,811	523,436
UnitedHealth Group, Inc.	9,997	817,255

		2,942,176

Health Care Technology—0.0%
athenahealth, Inc. (a)	394	49,301
Cerner Corp. (a)	4,314	222,516

		271,817

Hotels, Restaurants & Leisure—0.6%
InterContinental Hotels Group plc	56,375	2,332,582
McDonald’s Corp.	1,024	103,158
Royal Caribbean Cruises, Ltd.	10,502	583,911
Sands China, Ltd.	334,400	2,534,649
Sodexo	24,007	2,583,720
Starbucks Corp.	10,295	796,627
Wynn Macau, Ltd.	254,400	1,001,288
Yum! Brands, Inc.	6,008	487,850

		10,423,785

Household Durables—0.6%
Barratt Developments plc	111,074	709,152
Berkeley Group Holdings plc	89,763	3,730,328
Electrolux AB - Series B	54,857	1,386,084
Harman International Industries, Inc.	3,427	368,163
NVR, Inc. (a)	100	115,060
Persimmon plc (a)	103,859	2,258,584
PulteGroup, Inc.	19,623	395,600
Whirlpool Corp.	500	69,610

		9,032,581

Household Products—0.2%
Kimberly-Clark Corp.	3,745	416,519
Procter & Gamble Co. (The)	29,265	2,299,936
Unilever Indonesia Tbk PT	142,000	350,849

		3,067,304

Industrial Conglomerates—0.3%
Bidvest Group, Ltd.	56,740	1,507,905
General Electric Co.	45,690	1,200,733
Jardine Matheson Holdings, Ltd.	26,400	1,566,158
KOC Holding AS	243,680	1,196,314

		5,471,110

Insurance—2.0%
ACE, Ltd.	16,319	1,692,280
Aegon NV	164,290	1,434,045
Ageas	35,843	1,430,081
AIA Group, Ltd.	486,600	2,451,817
Allianz SE	8,871	1,478,491
AXA S.A.	207,217	4,945,189
Axis Capital Holdings, Ltd.	4,844	214,492
Hartford Financial Services Group, Inc. (The)	10,978	393,122
Marsh & McLennan Cos., Inc.	12,392	642,153
Muenchener Rueckversicherungs AG	12,608	2,794,977
Prudential Financial, Inc.	13,523	1,200,437
Prudential plc	205,708	4,718,692
Swiss Re AG (a)	56,647	5,041,455
XL Group plc	10,324	337,905
Zurich Insurance Group AG (a)	12,215	3,682,702

		32,457,838

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	3,733	1,212,404
Priceline Group, Inc. (The) (a)	494	594,282

		1,806,686

Internet Software & Services—0.5%
Baidu, Inc. (ADR) (a)	6,520	1,218,001
eBay, Inc. (a)	13,180	659,791
Facebook, Inc. - Class A (a)	9,886	665,229
Google, Inc. - Class A (a)	3,177	1,857,497
Google, Inc. - Class C (a)	3,177	1,827,664
Tencent Holdings, Ltd.	71,000	1,088,460

		7,316,642

IT Services—0.6%
Accenture plc - Class A	13,787	1,114,541
Alliance Data Systems Corp. (a)	947	266,344
Cap Gemini S.A.	12,010	857,754
Cielo S.A.	71,400	1,470,333
Cognizant Technology Solutions Corp. - Class A (a)	15,569	761,480
Infosys, Ltd. (ADR)	40,920	2,200,268
International Business Machines Corp.	3,663	663,992
Nomura Research Institute, Ltd.	30,900	974,783
Visa, Inc. - Class A	8,054	1,697,058

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Xerox Corp.	5,258	$65,410

		10,071,963

Machinery—0.3%
Caterpillar, Inc.	438	47,597
Deere & Co.	3,961	358,669
DMG Mori Seiki Co., Ltd.	92,300	1,342,346
Kawasaki Heavy Industries, Ltd.	272,000	1,038,249
PACCAR, Inc.	19,982	1,255,469
Snap-on, Inc.	500	59,260
SPX Corp.	1,787	193,371
WEG S.A.	62,361	798,458

		5,093,419

Marine—0.0%
AP Moeller - Maersk A/S - Class B	261	648,950

Media—0.9%
CBS Corp. - Class B	1,964	122,043
Comcast Corp. - Class A	39,677	2,129,861
Dentsu, Inc.	39,700	1,620,246
DIRECTV (a)	858	72,939
DISH Network Corp. - Class A (a)	4,940	321,495
ITV plc	259,275	789,577
Publicis Groupe S.A.	24,209	2,055,107
Time Warner Cable, Inc.	4,788	705,272
Time Warner, Inc.	27,424	1,926,536
Time, Inc. (a)	3,428	83,026
Twenty-First Century Fox, Inc. - Class A	15,699	551,820
Walt Disney Co. (The)	10,902	934,737
Wolters Kluwer NV	35,071	1,037,446
WPP plc	62,251	1,355,513

		13,705,618

Metals & Mining—0.6%
Alcoa, Inc.	51,886	772,582
Anglo American plc	30,240	738,750
First Quantum Minerals, Ltd.	88,667	1,896,238
Freeport-McMoRan Copper & Gold, Inc.	8,970	327,405
Norsk Hydro ASA	208,641	1,115,343
Rio Tinto plc	48,246	2,603,289
United States Steel Corp.	15,697	408,750
Vale S.A. (ADR)	89,940	1,070,286

		8,932,643

Multi-Utilities—0.6%
CenterPoint Energy, Inc.	12,079	308,498
CMS Energy Corp.	14,589	454,447
Dominion Resources, Inc.	7,524	538,117
GDF Suez	224,403	6,169,975
NiSource, Inc.	12,955	509,650
Public Service Enterprise Group, Inc.	756	30,837
Sempra Energy	2,106	220,519
Suez Environnement Co.	55,270	1,059,362

		9,291,405

Multiline Retail—0.3%
Dollar General Corp. (a)	2,525	144,834
Dollar Tree, Inc. (a)	1,707	92,963
Lojas Renner S.A.	23,540	754,303
Macy’s, Inc.	6,966	404,167
Next plc	35,520	3,933,548

		5,329,815

Oil, Gas & Consumable Fuels—3.1%
Anadarko Petroleum Corp.	6,049	662,184
BG Group plc	141,015	2,981,241
BP plc	682,646	6,010,837
Cheniere Energy, Inc. (a)	3,874	277,766
Chevron Corp.	20,137	2,628,885
CNOOC, Ltd.	1,009,000	1,816,085
ENI S.p.A.	121,885	3,331,617
EOG Resources, Inc.	7,104	830,174
EQT Corp.	3,230	345,287
Exxon Mobil Corp.	33,393	3,362,007
Hess Corp.	5,545	548,345
Lukoil OAO (ADR)	28,090	1,680,344
Marathon Oil Corp.	25,616	1,022,591
Marathon Petroleum Corp.	4,307	336,248
Occidental Petroleum Corp.	9,153	939,372
Oil Search, Ltd.	44,000	401,388
Phillips 66	830	66,757
Pioneer Natural Resources Co.	405	93,073
Premier Oil plc	262,920	1,500,886
QEP Resources, Inc.	5,061	174,605
Royal Dutch Shell plc - A Shares	103,410	4,277,828
Royal Dutch Shell plc - A Shares	109,476	4,530,690
Royal Dutch Shell plc - B Shares	60,950	2,650,610
Statoil ASA	46,283	1,427,766
Total S.A.	68,087	4,919,314
Tullow Oil plc	73,431	1,071,428
Ultrapar Participacoes S.A.	51,730	1,231,499
Valero Energy Corp.	7,132	357,313

		49,476,140

Paper & Forest Products—0.1%
International Paper Co.	3,758	189,666
Stora Enso Oyj - R Shares	99,480	967,035
UPM-Kymmene Oyj	40,426	689,770

		1,846,471

Personal Products—0.0%
Estee Lauder Cos., Inc. (The) - Class A	3,174	235,701

Pharmaceuticals—3.8%
Actavis plc (a)	1,023	228,180
Allergan, Inc.	2,592	438,618
AstraZeneca plc	41,716	3,104,136
Bayer AG	39,264	5,545,978
Bristol-Myers Squibb Co.	34,508	1,673,983
GlaxoSmithKline plc	141,177	3,772,508
Johnson & Johnson	39,305	4,112,089

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc.	31,588	$1,827,366
Novartis AG	122,237	11,072,492
Novo Nordisk A/S - Class B	88,804	4,099,425
Perrigo Co. plc	2,757	401,860
Pfizer, Inc.	10,827	321,345
Roche Holding AG	36,529	10,900,309
Sanofi	38,478	4,092,636
Shire plc	117,992	9,251,866

		60,842,791

Real Estate Investment Trusts—0.5%
American Tower Corp.	957	86,111
AvalonBay Communities, Inc.	3,368	478,896
Boston Properties, Inc.	1,200	141,816
DiamondRock Hospitality Co.	23,900	306,398
Extra Space Storage, Inc.	1,400	74,550
Fibra Uno Administracion S.A. de C.V.	250,900	879,750
First Real Estate Investment Trust	890,000	845,107
General Growth Properties, Inc.	3,700	87,172
Goodman Group	270,445	1,288,592
Highwoods Properties, Inc.	4,764	199,850
Host Hotels & Resorts, Inc.	2,598	57,182
Kilroy Realty Corp.	1,945	121,134
Liberty Property Trust	6,600	250,338
Lippo Malls Indonesia Retail Trust	2,503,000	802,943
Mapletree Logistics Trust	1,045,000	976,262
Mid-America Apartment Communities, Inc.	3,300	241,065
Prologis, Inc.	6,991	287,260
Public Storage	545	93,386
Simon Property Group, Inc.	3,808	633,194
Ventas, Inc.	3,372	216,145

		8,067,151

Real Estate Management & Development—0.4%
Daiwa House Industry Co., Ltd.	94,000	1,951,993
Deutsche Wohnen AG	40,979	883,786
Mitsubishi Estate Co., Ltd.	77,000	1,905,059
Mitsui Fudosan Co., Ltd.	30,000	1,014,501
TAG Immobilien AG	56,258	686,494

		6,441,833

Road & Rail—0.2%
CSX Corp.	45,104	1,389,654
Norfolk Southern Corp.	699	72,018
Union Pacific Corp.	22,084	2,202,879

		3,664,551

Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc.	17,405	392,483
ASML Holding NV	18,030	1,677,940
Avago Technologies, Ltd.	8,470	610,433
Broadcom Corp. - Class A	3,700	137,344
Freescale Semiconductor, Ltd. (a)	10,589	248,841
KLA-Tencor Corp.	11,323	822,503
Lam Research Corp.	12,101	817,786

Semiconductors & Semiconductor Equipment—(Continued)
ON Semiconductor Corp. (a)	17,400	159,036
Samsung Electronics Co., Ltd. (GDR)	4,300	2,777,800
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	151,460	3,239,729
Xilinx, Inc.	10,529	498,127

		11,382,022

Software—0.5%
Adobe Systems, Inc. (a)	12,822	927,800
CA, Inc.	2,800	80,472
Citrix Systems, Inc. (a)	8,517	532,738
Microsoft Corp.	83,954	3,500,882
Oracle Corp.	21,767	882,217
SAP AG	31,316	2,418,786
VMware, Inc. - Class A (a)	2,149	208,045

		8,550,940

Specialty Retail—0.4%
AutoZone, Inc. (a)	1,431	767,360
Gap, Inc. (The)	1,176	48,886
Home Depot, Inc. (The)	21,932	1,775,615
Kingfisher plc	248,641	1,525,951
Lowe’s Cos., Inc.	26,028	1,249,084
Mr. Price Group, Ltd.	24,700	419,921
Ross Stores, Inc.	3,934	260,155
TJX Cos., Inc. (The)	15,761	837,697

		6,884,669

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc.	53,856	5,004,838
EMC Corp.	12,171	320,584
Hewlett-Packard Co.	13,002	437,908
Ricoh Co., Ltd.	61,600	735,677

		6,499,007

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A.	23,707	2,488,186
Lululemon Athletica, Inc. (a)	1,705	69,018
VF Corp.	16,168	1,018,584

		3,575,788

Tobacco—0.7%
British American Tobacco Malaysia Bhd	7,200	146,999
British American Tobacco plc	55,121	3,280,092
Japan Tobacco, Inc.	143,800	5,251,733
Philip Morris International, Inc.	23,340	1,967,796

		10,646,620

Trading Companies & Distributors—0.2%
Wolseley plc	33,439	1,830,949
WW Grainger, Inc.	2,427	617,114

		2,448,063

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.1%
CCR S.A.	130,660	$1,064,440

Wireless Telecommunication Services—0.8%
Advanced Info Service plc	71,400	483,993
Advanced Info Service plc (NVDR)	89,900	609,389
KDDI Corp.	99,400	6,076,150
Mobile Telesystems OJSC (a)	42,700	379,568
Mobile Telesystems OJSC (ADR)	29,850	589,239
MTN Group, Ltd.	97,660	2,055,098
Vodafone Group plc	882,774	2,950,043

		13,143,480

Total Common Stocks (Cost $474,172,288)		535,141,321

Corporate Bonds & Notes—23.3%

Advertising—0.0%
Omnicom Group, Inc. 3.625%, 05/01/22	185,000	190,323

Aerospace/Defense—0.3%
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	400,303
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	244,323
Boeing Capital Corp. 4.700%, 10/27/19	255,000	288,408
Boeing Co. (The) 7.250%, 06/15/25	11,000	14,447
8.625%, 11/15/31	125,000	189,859
EADS Finance B.V. 2.700%, 04/17/23 (144A)	279,000	268,670
General Dynamics Corp. 1.000%, 11/15/17	117,000	116,013
2.250%, 11/15/22	250,000	236,195
Lockheed Martin Corp. 4.070%, 12/15/42	312,000	300,790
7.650%, 05/01/16	168,000	189,448
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	397,008
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	275,484
United Technologies Corp. 5.375%, 12/15/17	173,000	196,447
5.400%, 05/01/35	525,000	625,308
6.050%, 06/01/36	100,000	127,001
6.700%, 08/01/28	233,000	304,163
7.500%, 09/15/29	255,000	362,939
8.875%, 11/15/19	41,000	53,264

		4,590,070

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	260,000	250,194
4.250%, 08/09/42	230,000	214,288
4.500%, 05/02/43	215,000	207,258
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	143,961
5.375%, 09/15/35	100,000	116,229
6.625%, 05/01/29	100,000	122,730
BAT International Finance plc 1.400%, 06/05/15 (144A)	250,000	252,120
Bunge N.A. Finance L.P. 5.900%, 04/01/17	90,000	99,870
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	136,585
8.500%, 06/15/19	250,000	314,156
Cargill, Inc. 6.125%, 04/19/34 (144A)	325,000	397,102
7.350%, 03/06/19 (144A)	260,000	313,292
Monsanto Finance Canada Co. 5.500%, 07/30/35	125,000	143,575
Philip Morris International, Inc. 2.900%, 11/15/21	305,000	307,498
4.125%, 03/04/43	390,000	375,700
4.875%, 11/15/43	65,000	70,006
Reynolds American, Inc. 3.250%, 11/01/22	43,000	41,485

		3,506,049

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	171,803	173,951
American Airlines Pass-Through Trust 4.950%, 01/15/23 (144A)	557,010	602,963
Continental Airlines Pass-Through Certificates
4.000%, 10/29/24	40,809	41,625
Delta Air Lines Pass-Through Trust
4.750%, 05/07/20	63,672	69,084
6.821%, 08/10/22	214,699	253,345
U.S. Airways Pass-Through Trust
3.950%, 11/15/25	250,000	253,750

		1,394,718

Auto Manufacturers—0.5%
Daimler Finance North America LLC
1.450%, 08/01/16 (144A)	175,000	176,927
1.875%, 01/11/18 (144A)	205,000	206,856
2.375%, 08/01/18 (144A)	665,000	681,172
8.500%, 01/18/31	330,000	500,571
Ford Motor Co.
4.750%, 01/15/43	220,000	222,418
6.375%, 02/01/29	500,000	594,903
6.625%, 02/15/28	250,000	291,759
9.980%, 02/15/47	400,000	621,800

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Nissan Motor Acceptance Corp.
0.777%, 03/03/17 (144A) (b)	176,000	$176,513
1.800%, 03/15/18 (144A)	146,000	146,052
1.950%, 09/12/17 (144A)	750,000	759,498
PACCAR Financial Corp.
0.800%, 02/08/16	217,000	217,951
1.050%, 06/05/15	80,000	80,563
1.600%, 03/15/17	150,000	151,851
Toyota Motor Credit Corp.
0.397%, 12/05/14 (b)	458,000	458,408
1.250%, 10/05/17	200,000	199,862
2.000%, 10/24/18	350,000	353,911
2.050%, 01/12/17	300,000	308,164
2.625%, 01/10/23	400,000	388,032
4.250%, 01/11/21	150,000	164,420
Volkswagen Group of America Finance LLC
1.250%, 05/23/17 (144A)	705,000	705,497

		7,407,128

Auto Parts & Equipment—0.0%
Johnson Controls, Inc.
2.600%, 12/01/16	75,000	77,719
3.625%, 07/02/24	98,000	98,432
5.500%, 01/15/16	135,000	144,421

		320,572

Banks—5.0%
ABN AMRO Bank NV
2.500%, 10/30/18 (144A)	210,000	213,081
American Express Bank FSB
0.452%, 06/12/17 (b)	500,000	498,839
American Express Centurion Bank
6.000%, 09/13/17	250,000	286,377
Australia & New Zealand Banking Group, Ltd.
4.500%, 03/19/24 (144A)	420,000	431,086
Bank of America Corp.
2.000%, 01/11/18	2,205,000	2,219,229
3.300%, 01/11/23	500,000	492,828
3.875%, 03/22/17	485,000	517,294
4.000%, 04/01/24	486,000	495,978
4.100%, 07/24/23	326,000	338,345
4.125%, 01/22/24	500,000	515,497
5.000%, 01/21/44	550,000	583,519
5.625%, 10/14/16	800,000	878,349
5.625%, 07/01/20	2,000,000	2,300,868
6.400%, 08/28/17	100,000	114,228
7.625%, 06/01/19	250,000	308,795
Bank of America N.A.
0.511%, 06/15/16 (b)	250,000	248,701
5.300%, 03/15/17	1,400,000	1,539,769
Bank of Montreal
1.400%, 09/11/17	194,000	194,533
1.450%, 04/09/18	500,000	495,457
2.375%, 01/25/19	110,000	111,792
2.550%, 11/06/22	213,000	206,183

Banks—(Continued)
Bank of New York Mellon Corp. (The)
1.969%, 06/20/17	500,000	510,845
3.550%, 09/23/21	352,000	369,995
3.650%, 02/04/24	167,000	172,203
4.500%, 06/20/23 (b)	399,000	371,070
4.600%, 01/15/20	200,000	223,345
Bank of Nova Scotia
1.250%, 04/11/17	650,000	652,802
1.375%, 07/15/16	465,000	470,310
1.375%, 12/18/17	1,000,000	997,760
3.400%, 01/22/15	170,000	172,938
Banque Federative du Credit Mutuel S.A.
1.700%, 01/20/17 (144A)	234,000	235,941
2.750%, 01/22/19 (144A)	365,000	373,660
Barclays Bank plc
3.750%, 05/15/24	211,000	211,754
6.050%, 12/04/17 (144A)	460,000	521,830
BB&T Corp.
2.050%, 06/19/18	139,000	140,530
2.150%, 03/22/17	350,000	358,219
3.950%, 03/22/22	175,000	185,457
BNP Paribas S.A.
2.700%, 08/20/18	262,000	268,028
BPCE S.A.
0.840%, 06/23/17 (b)	375,000	374,887
2.500%, 12/10/18	500,000	506,833
4.000%, 04/15/24	250,000	255,213
5.700%, 10/22/23 (144A)	200,000	220,222
Branch Banking & Trust Co.
0.550%, 09/13/16 (b)	250,000	249,004
2.850%, 04/01/21	360,000	363,989
Canadian Imperial Bank of Commerce
0.900%, 10/01/15	87,000	87,427
1.350%, 07/18/16	1,000,000	1,012,876
Capital One Financial Corp.
1.000%, 11/06/15	91,000	91,250
2.150%, 03/23/15	270,000	273,278
2.450%, 04/24/19	315,000	317,954
5.500%, 06/01/15	208,000	217,308
Capital One N.A.
1.500%, 03/22/18	500,000	495,338
Citigroup, Inc.
1.700%, 07/25/16	355,000	359,666
2.500%, 09/26/18	825,000	838,447
3.375%, 03/01/23	507,000	505,060
4.950%, 11/07/43	285,000	304,323
5.300%, 05/06/44	50,000	52,152
5.500%, 09/13/25	101,000	112,662
6.125%, 11/21/17	2,600,000	2,973,742
6.125%, 05/15/18	1,200,000	1,382,545
6.625%, 01/15/28	100,000	124,297
6.675%, 09/13/43	125,000	155,614
8.500%, 05/22/19	473,000	604,584
Comerica Bank
5.200%, 08/22/17	250,000	277,323
5.750%, 11/21/16	376,000	417,207

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	620,000	$633,745
Credit Agricole S.A.
2.500%, 04/15/19 (144A)	250,000	252,305
3.875%, 04/15/24 (144A)	280,000	283,841
8.125%, 09/19/33 (144A) (b)	200,000	227,940
Deutsche Bank AG
1.350%, 05/30/17	855,000	854,716
3.700%, 05/30/24	133,000	133,040
Discover Bank
2.000%, 02/21/18	700,000	704,170
DNB Bank ASA
3.200%, 04/03/17 (144A)	445,000	468,237
Fifth Third Bancorp
3.625%, 01/25/16	155,000	161,817
4.900%, 09/30/19 (b)	185,000	183,992
8.250%, 03/01/38	50,000	73,583
Fifth Third Bank
0.900%, 02/26/16	750,000	751,930
1.350%, 06/01/17	540,000	541,169
Goldman Sachs Group, Inc. (The)
2.375%, 01/22/18	1,680,000	1,706,100
2.625%, 01/31/19	95,000	96,291
2.900%, 07/19/18	509,000	524,407
3.625%, 01/22/23	1,045,000	1,049,495
3.850%, 07/08/24	582,000	580,254
4.000%, 03/03/24	370,000	376,645
4.800%, 07/08/44	190,000	188,765
5.250%, 07/27/21	800,000	898,346
5.950%, 01/18/18	490,000	556,664
6.125%, 02/15/33	1,000,000	1,197,736
6.250%, 09/01/17	510,000	580,613
7.500%, 02/15/19	1,500,000	1,830,534
HSBC Bank plc
1.500%, 05/15/18 (144A)	564,000	559,587
4.125%, 08/12/20 (144A)	160,000	173,181
HSBC Bank USA N.A.
4.875%, 08/24/20	500,000	557,273
5.875%, 11/01/34	1,500,000	1,805,419
HSBC Holdings plc
5.100%, 04/05/21	500,000	568,139
HSBC USA, Inc.
1.625%, 01/16/18	300,000	300,672
3.500%, 06/23/24	565,000	566,603
Intesa Sanpaolo S.p.A.
5.017%, 06/26/24 (144A)	200,000	202,363
5.250%, 01/12/24	455,000	497,564
KeyBank N.A.
1.650%, 02/01/18	500,000	500,431
4.950%, 09/15/15	167,000	175,186
KeyCorp.
3.750%, 08/13/15	200,000	206,893
Macquarie Bank, Ltd.
2.000%, 08/15/16 (144A)	622,000	633,297

Banks—(Continued)
Mizuho Bank, Ltd.
1.300%, 04/16/17 (144A)	200,000	200,190
2.450%, 04/16/19 (144A)	200,000	201,938
Morgan Stanley
2.125%, 04/25/18	515,000	520,657
2.500%, 01/24/19	975,000	985,920
3.750%, 02/25/23	618,000	628,678
5.450%, 01/09/17	1,750,000	1,927,791
5.500%, 01/26/20	100,000	114,457
5.550%, 04/27/17	650,000	722,866
5.625%, 09/23/19	1,100,000	1,265,230
6.250%, 08/09/26	875,000	1,069,333
6.375%, 07/24/42	295,000	374,309
National Australia Bank, Ltd.
3.000%, 01/20/23	340,000	332,057
National City Bank
5.800%, 06/07/17	500,000	563,483
National City Bank of Indiana
4.250%, 07/01/18	250,000	271,309
Northern Trust Corp.
3.375%, 08/23/21	500,000	524,556
PNC Bank N.A.
6.875%, 04/01/18	350,000	412,823
PNC Financial Services Group, Inc. (The)
4.850%, 06/01/23 (b)	320,000	307,600
Rabobank Nederland
3.875%, 02/08/22	350,000	370,757
3.950%, 11/09/22	500,000	508,314
Royal Bank of Canada
0.850%, 03/08/16	270,000	271,458
1.450%, 09/09/16	335,000	339,384
1.500%, 01/16/18	460,000	461,555
2.200%, 07/27/18	750,000	765,879
2.875%, 04/19/16	500,000	519,803
Royal Bank of Scotland Group plc (The)
6.125%, 01/11/21	35,000	41,172
Skandinaviska Enskilda Banken AB
1.750%, 03/19/18 (144A)	445,000	444,511
2.375%, 11/20/18 (144A)	400,000	405,924
Standard Chartered plc
5.200%, 01/26/24 (144A)	350,000	373,278
State Street Bank and Trust Co.
5.250%, 10/15/18	215,000	243,467
State Street Corp.
3.100%, 05/15/23	90,000	88,379
3.700%, 11/20/23	369,000	382,747
SunTrust Banks, Inc.
0.535%, 04/01/15 (b)	377,000	376,916
2.350%, 11/01/18	113,000	114,445
2.750%, 05/01/23	300,000	287,980
6.000%, 09/11/17	150,000	169,876
Svenska Handelsbanken AB
1.625%, 03/21/18	250,000	249,418
2.500%, 01/25/19	315,000	322,177
Swedbank AB
1.750%, 03/12/18 (144A)	875,000	873,789

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Toronto-Dominion Bank (The)
1.400%, 04/30/18	463,000	$459,149
U.S. Bancorp
2.200%, 11/15/16	175,000	180,474
U.S. Bank N.A.
0.507%, 10/14/14 (b)	150,000	150,117
4.800%, 04/15/15	200,000	207,198
UBS AG
4.875%, 08/04/20	250,000	280,249
Union Bank N.A.
2.625%, 09/26/18	400,000	411,361
Wachovia Corp.
6.605%, 10/01/25	222,000	266,875
Wells Fargo & Co.
3.676%, 06/15/16	500,000	527,651
4.100%, 06/03/26	161,000	163,028
4.125%, 08/15/23	195,000	202,567
4.480%, 01/16/24	55,000	58,256
5.375%, 11/02/43	350,000	385,014
5.625%, 12/11/17	700,000	796,508
7.980%, 03/15/18 (b)	815,000	927,062
Wells Fargo Bank N.A.
4.750%, 02/09/15	1,000,000	1,026,788
6.000%, 11/15/17	1,229,000	1,408,069
Westpac Banking Corp.
0.993%, 09/25/15 (b)	200,000	201,623
1.200%, 05/19/17	505,000	505,404
2.250%, 01/17/19	340,000	344,120
4.875%, 11/19/19	400,000	450,550

		80,390,068

Beverages—0.5%
Anheuser-Busch Cos. LLC
5.750%, 04/01/36	60,000	72,400
5.950%, 01/15/33	100,000	121,221
6.750%, 12/15/27	65,000	80,863
6.800%, 08/20/32	420,000	548,769
Anheuser-Busch InBev Finance, Inc.
2.625%, 01/17/23	1,000,000	960,517
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	387,000	370,837
5.375%, 01/15/20	830,000	958,233
6.375%, 01/15/40	300,000	388,148
8.000%, 11/15/39	50,000	75,396
Brown-Forman Corp.
1.000%, 01/15/18	122,000	119,206
Coca-Cola Co. (The)
7.375%, 07/29/93	100,000	137,519
Coca-Cola Refreshments USA, Inc.
7.000%, 05/15/98	100,000	133,147
8.000%, 09/15/22	324,000	424,260
Diageo Capital plc
2.625%, 04/29/23	105,000	100,655
4.828%, 07/15/20	250,000	281,826
4.850%, 05/15/18	46,000	50,804

Beverages—(Continued)
Diageo Investment Corp.
2.875%, 05/11/22	200,000	199,006
7.450%, 04/15/35	70,000	98,231
Dr Pepper Snapple Group, Inc.
2.000%, 01/15/20	92,000	90,221
Heineken NV
4.000%, 10/01/42 (144A)	575,000	531,011
Molson Coors Brewing Co.
2.000%, 05/01/17	200,000	203,669
PepsiCo, Inc.
0.437%, 02/26/16 (b)	341,000	341,349
2.750%, 03/05/22	215,000	212,996
2.750%, 03/01/23	130,000	127,087
4.500%, 01/15/20	276,000	307,093
5.000%, 06/01/18	250,000	281,971
5.500%, 01/15/40	150,000	175,929
SABMiller Holdings, Inc.
2.200%, 08/01/18 (144A)	500,000	505,276
SABMiller plc
6.500%, 07/15/18 (144A)	250,000	292,567
6.625%, 08/15/33 (144A)	150,000	192,612

		8,382,819

Biotechnology—0.3%
Amgen, Inc.
3.625%, 05/22/24	265,000	267,344
3.875%, 11/15/21	575,000	606,800
5.150%, 11/15/41	75,000	80,478
5.650%, 06/15/42	210,000	239,530
6.375%, 06/01/37	500,000	619,150
6.400%, 02/01/39	100,000	124,792
6.900%, 06/01/38	100,000	131,221
Celgene Corp.
2.300%, 08/15/18	315,000	320,096
3.250%, 08/15/22	174,000	173,614
4.000%, 08/15/23	800,000	833,125
Genzyme Corp.
3.625%, 06/15/15	150,000	154,662
Gilead Sciences, Inc.
3.700%, 04/01/24	500,000	513,050
4.400%, 12/01/21	125,000	137,251
4.500%, 04/01/21	440,000	488,635
4.800%, 04/01/44	180,000	189,935

		4,879,683

Building Materials—0.0%
CRH America, Inc.
6.000%, 09/30/16	150,000	166,427
Martin Marietta Materials, Inc.
1.331%, 06/30/17 (144A) (b)	320,000	319,812

		486,239

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.4%
CF Industries, Inc.
4.950%, 06/01/43	65,000	$65,099
5.150%, 03/15/34	120,000	127,842
5.375%, 03/15/44	100,000	107,224
Dow Chemical Co. (The)
2.500%, 02/15/16	370,000	380,133
3.000%, 11/15/22	54,000	53,110
4.125%, 11/15/21	55,000	59,026
8.550%, 05/15/19	45,000	57,837
Ecolab, Inc.
1.450%, 12/08/17	70,000	70,090
4.350%, 12/08/21	290,000	318,003
4.875%, 02/15/15	150,000	154,072
EI du Pont de Nemours & Co.
2.750%, 04/01/16	60,000	62,250
2.800%, 02/15/23	165,000	161,205
4.250%, 04/01/21	201,000	220,032
6.500%, 01/15/28	100,000	128,532
LyondellBasell Industries NV
5.000%, 04/15/19	200,000	225,595
Monsanto Co.
1.150%, 06/30/17	325,000	325,101
3.375%, 07/15/24	100,000	100,661
Mosaic Co. (The)
4.250%, 11/15/23	177,000	186,851
4.875%, 11/15/41	100,000	102,057
Mosaic Global Holdings, Inc.
7.300%, 01/15/28	23,000	28,816
7.375%, 08/01/18	800,000	914,943
Potash Corp. of Saskatchewan, Inc.
5.875%, 12/01/36	400,000	480,320
PPG Industries, Inc.
3.600%, 11/15/20	155,000	162,835
7.700%, 03/15/38	140,000	198,869
9.000%, 05/01/21	100,000	130,963
Praxair, Inc.
3.000%, 09/01/21	30,000	30,649
4.050%, 03/15/21	300,000	326,497
5.375%, 11/01/16	180,000	197,154
Union Carbide Corp.
7.500%, 06/01/25	701,000	892,154
7.750%, 10/01/96	100,000	123,059
7.875%, 04/01/23	30,000	37,906

		6,428,885

Commercial Services—0.1%
ADT Corp. (The)
3.500%, 07/15/22	423,000	384,930
4.125%, 06/15/23	27,000	24,908
4.875%, 07/15/42	200,000	167,000
California Institute of Technology
4.700%, 11/01/2111	165,000	160,600
ERAC USA Finance LLC
1.400%, 04/15/16 (144A)	11,000	11,085
3.300%, 10/15/22 (144A)	100,000	98,979
6.700%, 06/01/34 (144A)	500,000	625,810

Commercial Services—(Continued)
University of Pennsylvania
4.674%, 09/01/2112	254,000	253,142

		1,726,454

Computers—0.3%
Apple, Inc.
0.473%, 05/03/18 (b)	305,000	305,009
2.850%, 05/06/21	472,000	476,066
3.850%, 05/04/43	618,000	568,454
4.450%, 05/06/44	190,000	192,520
EMC Corp.
2.650%, 06/01/20	295,000	297,414
3.375%, 06/01/23	325,000	328,881
Hewlett-Packard Co.
3.750%, 12/01/20	150,000	156,787
4.300%, 06/01/21	118,000	126,256
6.000%, 09/15/41	135,000	155,390
HP Enterprise Services LLC
7.450%, 10/15/29	138,000	169,356
International Business Machines Corp.
1.625%, 05/15/20	105,000	101,187
1.875%, 08/01/22	105,000	96,610
3.375%, 08/01/23	185,000	187,151
3.625%, 02/12/24	540,000	554,068
5.700%, 09/14/17	300,000	341,793
6.220%, 08/01/27	1,000,000	1,259,848

		5,316,790

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The)
5.500%, 02/01/34	117,000	141,206
5.800%, 08/15/34	300,000	375,575
8.000%, 10/26/29	160,000	230,294

		747,075

Distribution/Wholesale—0.1%
Arrow Electronics, Inc.
3.000%, 03/01/18	26,000	26,882
6.000%, 04/01/20	250,000	280,062
7.500%, 01/15/27	361,000	445,587

		752,531

Diversified Financial Services—1.2%
Air Lease Corp.
3.375%, 01/15/19	410,000	421,787
3.875%, 04/01/21	165,000	168,300
American Express Co.
1.550%, 05/22/18	158,000	157,497
7.000%, 03/19/18	250,000	297,288
American Express Credit Corp.
1.300%, 07/29/16	811,000	817,746
1.750%, 06/12/15	200,000	202,537
2.750%, 09/15/15	150,000	153,929

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
American Honda Finance Corp.
1.500%, 09/11/17 (144A)	425,000	$427,358
Ameriprise Financial, Inc.
4.000%, 10/15/23	600,000	632,539
5.650%, 11/15/15	144,000	153,605
BlackRock, Inc.
3.375%, 06/01/22	100,000	103,220
6.250%, 09/15/17	250,000	287,879
Blackstone Holdings Finance Co. LLC
5.875%, 03/15/21 (144A)	250,000	290,238
Capital One Bank USA N.A.
2.250%, 02/13/19	435,000	437,761
3.375%, 02/15/23	300,000	297,973
Charles Schwab Corp. (The)
4.450%, 07/22/20	400,000	446,322
CME Group, Inc.
3.000%, 09/15/22	300,000	298,566
Credit Suisse USA, Inc.
5.125%, 08/15/15	500,000	525,735
Ford Motor Credit Co. LLC
1.700%, 05/09/16	333,000	337,240
4.250%, 02/03/17	240,000	257,745
4.250%, 09/20/22	415,000	442,653
4.375%, 08/06/23	635,000	678,135
5.750%, 02/01/21	300,000	348,986
General Electric Capital Corp.
1.500%, 07/12/16	1,000,000	1,014,367
1.600%, 11/20/17	350,000	352,168
1.625%, 07/02/15	536,000	542,817
1.625%, 04/02/18	245,000	245,401
2.100%, 12/11/19	35,000	34,983
4.375%, 09/16/20	520,000	574,300
5.500%, 01/08/20	1,500,000	1,738,812
5.625%, 09/15/17	500,000	566,013
5.875%, 01/14/38	290,000	351,829
6.000%, 08/07/19	1,000,000	1,184,548
6.250%, 12/15/22 (b)	500,000	556,250
6.750%, 03/15/32	1,000,000	1,319,159
HSBC Finance Corp.
0.657%, 06/01/16 (b)	100,000	100,028
IntercontinentalExchange Group, Inc.
4.000%, 10/15/23	118,000	124,399
Invesco Finance plc
5.375%, 11/30/43	75,000	84,845
Jefferies Group LLC
5.125%, 04/13/18	75,000	82,172
8.500%, 07/15/19	375,000	468,750
MassMutual Global Funding II
2.000%, 04/05/17 (144A)	250,000	255,580
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	400,000	578,023
10.375%, 11/01/18	40,000	53,889

		18,413,372

Electric—1.8%
Alabama Power Co.
5.500%, 10/15/17	147,000	165,908
5.700%, 02/15/33	150,000	180,818
American Electric Power Co., Inc.
1.650%, 12/15/17	119,000	119,631
Appalachian Power Co.
3.400%, 05/24/15	75,000	76,815
5.800%, 10/01/35	150,000	180,422
Arizona Public Service Co.
8.750%, 03/01/19	165,000	212,736
Atlantic City Electric Co.
7.750%, 11/15/18	135,000	165,164
Baltimore Gas & Electric Co.
2.800%, 08/15/22	143,000	140,586
3.350%, 07/01/23	460,000	466,940
Berkshire Hathaway Energy Co.
5.150%, 11/15/43	140,000	156,966
CenterPoint Energy Houston Electric LLC
5.600%, 07/01/23	381,000	433,893
6.950%, 03/15/33	100,000	136,486
Cleveland Electric Illuminating Co. (The)
5.500%, 08/15/24	187,000	217,741
7.880%, 11/01/17	315,000	377,593
CMS Energy Corp.
3.875%, 03/01/24	138,000	143,400
Commonwealth Edison Co.
4.600%, 08/15/43	250,000	268,470
5.875%, 02/01/33	150,000	182,622
6.450%, 01/15/38	175,000	233,346
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	300,000	286,125
5.850%, 04/01/18	180,000	207,288
Consumers Energy Co.
3.950%, 05/15/43	200,000	194,621
Detroit Edison Co.
5.450%, 02/15/35	30,000	34,329
Dominion Gas Holdings LLC
1.050%, 11/01/16 (144A)	170,000	169,359
Dominion Resources, Inc.
4.450%, 03/15/21	411,000	451,730
5.150%, 07/15/15	150,000	157,031
5.200%, 08/15/19	155,000	176,350
5.250%, 08/01/33	400,000	450,243
8.875%, 01/15/19	200,000	256,735
DTE Electric Co.
3.375%, 03/01/25	250,000	252,143
5.700%, 10/01/37	250,000	306,150
DTE Energy Co.
3.850%, 12/01/23	137,000	142,813
Duke Energy Carolinas LLC
4.300%, 06/15/20	538,000	594,393
6.000%, 12/01/28	200,000	245,562
6.000%, 01/15/38	60,000	76,575
Duke Energy Corp.
0.611%, 04/03/17 (b)	108,000	108,324
1.625%, 08/15/17	680,000	685,964

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Corp.
3.050%, 08/15/22	415,000	$413,335
3.750%, 04/15/24	430,000	441,657
6.250%, 06/15/18	375,000	433,582
Duke Energy Progress, Inc.
6.125%, 09/15/33	500,000	628,265
Electricite de France
4.875%, 01/22/44 (144A)	165,000	175,905
Electricite de France S.A.
2.150%, 01/22/19 (144A)	240,000	241,354
5.250%, 01/29/23 (144A) (b)	230,000	234,630
Entergy Arkansas, Inc.
3.050%, 06/01/23	51,000	50,387
Florida Power & Light Co.
4.950%, 06/01/35	300,000	338,754
5.625%, 04/01/34	110,000	134,581
Hydro-Quebec
8.400%, 01/15/22	165,000	218,513
Indiana Michigan Power Co.
3.200%, 03/15/23	250,000	248,189
ITC Holdings Corp.
3.650%, 06/15/24	285,000	284,025
Jersey Central Power & Light Co.
6.150%, 06/01/37	100,000	115,131
Kansas City Power & Light Co.
3.150%, 03/15/23	100,000	99,688
6.375%, 03/01/18	150,000	173,128
7.150%, 04/01/19	250,000	306,753
Kansas Gas & Electric Co.
4.300%, 07/15/44 (144A)	190,000	191,932
LG&E and KU Energy LLC
2.125%, 11/15/15	235,000	238,185
Louisville Gas & Electric Co.
5.125%, 11/15/40	125,000	144,866
Metropolitan Edison Co.
3.500%, 03/15/23 (144A)	220,000	218,914
4.000%, 04/15/25 (144A)	230,000	232,226
MidAmerican Energy Co.
3.700%, 09/15/23	300,000	314,155
Mississippi Power Co.
4.250%, 03/15/42	145,000	141,991
Monongahela Power Co.
5.400%, 12/15/43 (144A)	140,000	160,202
Nevada Power Co.
5.875%, 01/15/15	700,000	720,615
6.500%, 08/01/18	425,000	502,511
6.650%, 04/01/36	150,000	201,794
NextEra Energy Capital Holdings, Inc.
1.200%, 06/01/15	49,000	49,298
1.339%, 09/01/15	95,000	95,697
2.400%, 09/15/19	159,000	159,857
7.875%, 12/15/15	100,000	110,083
Nisource Finance Corp.
4.800%, 02/15/44	330,000	333,630
5.450%, 09/15/20	1,075,000	1,230,468
6.250%, 12/15/40	75,000	90,048
6.800%, 01/15/19	227,000	270,710

Electric—(Continued)
Northern States Power Co.
2.150%, 08/15/22	500,000	474,930
Oglethorpe Power Corp.
5.375%, 11/01/40	115,000	131,399
Oklahoma Gas & Electric Co.
4.550%, 03/15/44	170,000	180,644
Oncor Electric Delivery Co. LLC
2.150%, 06/01/19 (144A)	240,000	240,222
Pacific Gas & Electric Co.
2.450%, 08/15/22	91,000	86,997
3.250%, 06/15/23	300,000	299,626
4.750%, 02/15/44	140,000	149,033
5.800%, 03/01/37	255,000	307,524
PacifiCorp
2.950%, 02/01/22	570,000	577,508
5.500%, 01/15/19	65,000	74,850
5.900%, 08/15/34	15,000	18,084
6.100%, 08/01/36	116,000	148,104
6.250%, 10/15/37	260,000	338,221
7.700%, 11/15/31	40,000	57,890
Peco Energy Co.
2.375%, 09/15/22	250,000	240,194
5.350%, 03/01/18	530,000	595,614
PPL Capital Funding, Inc.
3.500%, 12/01/22	570,000	579,309
PPL Electric Utilities Corp.
2.500%, 09/01/22	86,000	84,029
4.750%, 07/15/43	42,000	46,382
6.450%, 08/15/37	150,000	198,808
Progress Energy, Inc.
7.000%, 10/30/31	325,000	430,456
PSEG Power LLC
4.150%, 09/15/21	110,000	116,190
4.300%, 11/15/23	74,000	77,330
5.320%, 09/15/16	45,000	49,199
5.500%, 12/01/15	428,000	456,571
Public Service Co. of Colorado
2.250%, 09/15/22	47,000	44,830
3.950%, 03/15/43	200,000	195,627
5.125%, 06/01/19	150,000	171,457
5.800%, 08/01/18	130,000	149,209
Public Service Co. of New Hampshire
3.500%, 11/01/23	55,000	56,696
6.000%, 05/01/18	410,000	468,386
Public Service Co. of Oklahoma
5.150%, 12/01/19	50,000	56,400
6.625%, 11/15/37	100,000	130,008
Public Service Electric & Gas Co. 3.650%, 09/01/42	56,000	51,288
Puget Sound Energy, Inc.
6.974%, 06/01/67 (b)	450,000	468,534
San Diego Gas & Electric Co.
5.350%, 05/15/35	100,000	118,980
6.000%, 06/01/26	100,000	124,553
South Carolina Electric & Gas Co.
4.500%, 06/01/64	69,000	69,829

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Southern California Edison Co.
0.681%, 09/15/14 (b)	104,000	$104,075
3.500%, 10/01/23	239,000	247,775
4.650%, 04/01/15	150,000	154,807
Southern Power Co.
4.875%, 07/15/15	319,000	333,551
5.150%, 09/15/41	235,000	260,597
5.250%, 07/15/43	140,000	155,952
TECO Finance, Inc.
6.572%, 11/01/17	150,000	172,377
Toledo Edison Co. (The)
6.150%, 05/15/37	250,000	302,051
7.250%, 05/01/20	15,000	18,083
Virginia Electric and Power Co.
1.200%, 01/15/18	33,000	32,593
3.450%, 02/15/24	122,000	124,799
Xcel Energy, Inc.
0.750%, 05/09/16	95,000	95,097
4.700%, 05/15/20	245,000	273,686

		28,940,685

Electrical Components & Equipment—0.0%
Emerson Electric Co.
5.250%, 10/15/18	375,000	428,381
6.000%, 08/15/32	70,000	87,713

		516,094

Electronics—0.1%
Honeywell International, Inc.
5.300%, 03/15/17	105,000	116,844
Koninklijke Philips NV
3.750%, 03/15/22	100,000	105,147
6.875%, 03/11/38	100,000	134,204
Thermo Fisher Scientific, Inc.
1.300%, 02/01/17	176,000	176,260
4.150%, 02/01/24	103,000	107,712

		640,167

Engineering & Construction—0.0%
ABB Finance USA, Inc.
1.625%, 05/08/17	165,000	167,076
2.875%, 05/08/22	100,000	99,295
Fluor Corp.
3.375%, 09/15/21	105,000	108,176
Heathrow Funding, Ltd.
2.500%, 06/25/15 (144A)	200,000	203,266

		577,813

Environmental Control—0.2%
Republic Services, Inc.
5.500%, 09/15/19	600,000	688,554
6.086%, 03/15/35	230,000	271,888
Waste Management, Inc.
2.900%, 09/15/22	354,000	346,735

Environmental Control—(Continued)
Waste Management, Inc.
7.125%, 12/15/17	179,000	210,339
7.375%, 03/11/19	100,000	122,196
7.375%, 05/15/29	450,000	595,151

		2,234,863

Food—0.4%
ConAgra Foods, Inc.
2.100%, 03/15/18	21,000	21,067
3.250%, 09/15/22	200,000	196,933
6.625%, 08/15/39	125,000	156,379
7.125%, 10/01/26	40,000	50,465
8.250%, 09/15/30	70,000	98,952
General Mills, Inc.
3.150%, 12/15/21	244,000	249,041
5.700%, 02/15/17	500,000	559,275
Kellogg Co.
4.000%, 12/15/20	64,000	67,691
7.450%, 04/01/31	500,000	647,856
Kraft Foods Group, Inc.
2.250%, 06/05/17	100,000	102,725
5.000%, 06/04/42	140,000	149,674
6.125%, 08/23/18	500,000	580,333
6.875%, 01/26/39	300,000	392,374
Kroger Co. (The)
0.756%, 10/17/16 (b)	700,000	701,598
2.300%, 01/15/19	70,000	70,712
3.850%, 08/01/23	65,000	66,785
5.150%, 08/01/43	225,000	243,065
6.400%, 08/15/17	100,000	114,562
7.700%, 06/01/29	110,000	143,190
8.000%, 09/15/29	400,000	530,948
Mondelez International, Inc.
4.000%, 02/01/24	220,000	227,874
6.500%, 11/01/31	900,000	1,119,934

		6,491,433

Gas—0.2%
AGL Capital Corp.
5.875%, 03/15/41	147,000	180,592
6.000%, 10/01/34	250,000	307,830
6.375%, 07/15/16	450,000	496,466
Atmos Energy Corp.
6.350%, 06/15/17	355,000	407,377
8.500%, 03/15/19	350,000	447,627
Sempra Energy
2.875%, 10/01/22	640,000	627,473
3.550%, 06/15/24	170,000	171,190
6.500%, 06/01/16	350,000	386,720
9.800%, 02/15/19	200,000	265,790

		3,291,065

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Products—0.1%
Baxter International, Inc.
1.850%, 06/15/18	57,000	$57,087
2.400%, 08/15/22	112,000	105,938
4.500%, 08/15/19	125,000	138,273
5.900%, 09/01/16	300,000	331,936
6.250%, 12/01/37	115,000	146,095
Covidien International Finance S.A.
6.000%, 10/15/17	200,000	228,782
CR Bard, Inc.
1.375%, 01/15/18	250,000	247,821
Hospira, Inc.
6.050%, 03/30/17	150,000	165,482
Life Technologies Corp.
3.500%, 01/15/16	300,000	311,640
Medtronic, Inc.
3.625%, 03/15/24	332,000	340,529

		2,073,583

Healthcare - Services—0.4%
Aetna, Inc.
2.750%, 11/15/22	195,000	188,376
3.950%, 09/01/20	416,000	451,248
4.125%, 06/01/21	500,000	542,141
4.500%, 05/15/42	150,000	152,613
Cigna Corp.
4.000%, 02/15/22	240,000	254,682
5.125%, 06/15/20	330,000	373,155
5.375%, 02/15/42	110,000	125,479
Howard Hughes Medical Institute
3.500%, 09/01/23	800,000	823,651
Kaiser Foundation Hospitals
3.500%, 04/01/22	765,000	771,909
Quest Diagnostics, Inc.
3.200%, 04/01/16	50,000	51,887
6.400%, 07/01/17	150,000	170,302
6.950%, 07/01/37	25,000	30,333
UnitedHealth Group, Inc.
2.750%, 02/15/23	46,000	44,583
2.875%, 03/15/23	300,000	294,295
3.950%, 10/15/42	90,000	84,313
4.700%, 02/15/21	100,000	111,362
5.375%, 03/15/16	77,000	83,117
5.800%, 03/15/36	225,000	270,871
6.625%, 11/15/37	175,000	232,103
WellPoint, Inc.
2.300%, 07/15/18	510,000	519,577
3.125%, 05/15/22	100,000	99,852
3.300%, 01/15/23	35,000	34,958
5.100%, 01/15/44	360,000	392,003
5.950%, 12/15/34	700,000	840,036

		6,942,846

Holding Companies - Diversified—0.0%
Hutchison Whampoa International 12 II, Ltd.
2.000%, 11/08/17 (144A)	200,000	201,794

Household Products/Wares—0.0%
Kimberly-Clark Corp.
3.625%, 08/01/20	45,000	48,102
6.125%, 08/01/17	98,000	112,665

		160,767

Insurance—0.9%
ACE INA Holdings, Inc.
2.700%, 03/13/23	200,000	193,838
5.800%, 03/15/18	401,000	458,976
5.900%, 06/15/19	81,000	94,763
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,335,000	1,779,215
Allstate Corp. (The)
3.150%, 06/15/23	173,000	173,589
5.750%, 08/15/53 (b)	320,000	343,698
American International Group, Inc.
4.125%, 02/15/24	375,000	394,738
4.875%, 06/01/22	350,000	389,747
6.400%, 12/15/20	670,000	808,855
Aon Corp.
3.125%, 05/27/16	100,000	104,102
3.500%, 09/30/15	155,000	160,319
5.000%, 09/30/20	200,000	224,338
Berkshire Hathaway Finance Corp.
1.300%, 05/15/18	129,000	127,890
3.000%, 05/15/22	400,000	402,198
4.300%, 05/15/43	125,000	124,182
Berkshire Hathaway, Inc.
1.900%, 01/31/17	200,000	204,813
4.500%, 02/11/43	210,000	216,525
CNA Financial Corp.
7.250%, 11/15/23	153,000	191,300
7.350%, 11/15/19	245,000	302,214
Five Corners Funding Trust
4.419%, 11/15/23 (144A)	120,000	126,520
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	220,000	241,995
6.500%, 03/15/35 (144A)	300,000	367,476
Liberty Mutual Insurance Co.
8.500%, 05/15/25 (144A)	200,000	252,983
Lincoln National Corp.
6.250%, 02/15/20	375,000	445,263
Markel Corp.
3.625%, 03/30/23	275,000	274,356
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	401,000	638,622
Nationwide Mutual Insurance Co.
7.875%, 04/01/33 (144A)	200,000	267,052
8.250%, 12/01/31 (144A)	135,000	179,357
9.375%, 08/15/39 (144A)	138,000	214,778
New York Life Global Funding
2.150%, 06/18/19 (144A)	365,000	366,890
2.450%, 07/14/16 (144A)	150,000	155,030
New York Life Insurance Co.
5.875%, 05/15/33 (144A)	100,000	118,345

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	200,000	$307,666
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	617,000	604,803
2.200%, 05/16/19 (144A)	280,000	280,517
Principal Financial Group, Inc.
6.050%, 10/15/36	100,000	121,423
Principal Life Global Funding II
0.597%, 05/27/16 (144A) (b)	500,000	502,300
Prudential Financial, Inc.
5.200%, 03/15/44 (b)	445,000	453,900
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	800,000	1,091,050
Swiss Re Capital I L.P.
6.854%, 05/25/16 (144A) (b)	100,000	107,000
Swiss Re Treasury U.S. Corp.
4.250%, 12/06/42 (144A)	120,000	115,589
Travelers Cos., Inc. (The)
3.900%, 11/01/20	25,000	26,992
6.750%, 06/20/36	175,000	238,921
Travelers Property Casualty Corp.
6.375%, 03/15/33	100,000	129,353
Voya Financial, Inc.
2.900%, 02/15/18	565,000	585,476

		14,908,957

Internet—0.1%
Amazon.com, Inc.
2.500%, 11/29/22	355,000	335,774
eBay, Inc.
2.600%, 07/15/22	37,000	35,448
3.250%, 10/15/20	408,000	422,502

		793,724

Iron/Steel—0.1%
Allegheny Technologies, Inc.
5.875%, 08/15/23	243,000	266,537
Glencore Funding LLC
3.125%, 04/29/19 (144A)	320,000	326,336
Nucor Corp.
4.000%, 08/01/23	90,000	93,247
5.200%, 08/01/43	85,000	90,533
5.850%, 06/01/18	550,000	630,673
Vale Overseas, Ltd.
4.375%, 01/11/22	300,000	308,010
Vale S.A.
5.625%, 09/11/42	115,000	112,666

		1,828,002

Machinery - Construction & Mining—0.1%
Caterpillar Financial Services Corp.
1.250%, 11/06/17	87,000	86,627
2.450%, 09/06/18	160,000	164,559
7.050%, 10/01/18	155,000	187,702

Machinery - Construction & Mining—(Continued)
Caterpillar, Inc.
1.500%, 06/26/17	69,000	69,784
3.803%, 08/15/42	255,000	236,403
5.300%, 09/15/35	400,000	463,197
7.300%, 05/01/31	584,000	788,888

		1,997,160

Machinery - Diversified—0.1%
Deere & Co.
5.375%, 10/16/29	1,175,000	1,402,988
8.100%, 05/15/30	61,000	90,077
John Deere Capital Corp.
0.950%, 06/29/15	44,000	44,270
1.200%, 10/10/17	59,000	58,809
1.700%, 01/15/20	43,000	41,743
2.250%, 04/17/19	75,000	75,853
2.800%, 03/04/21	210,000	212,218
2.800%, 01/27/23	122,000	120,203

		2,046,161

Media—1.1%
21st Century Fox America, Inc.
5.400%, 10/01/43	150,000	167,365
6.650%, 11/15/37	110,000	139,671
7.125%, 04/08/28	220,000	273,956
7.250%, 05/18/18	265,000	318,526
7.280%, 06/30/28	400,000	503,008
7.300%, 04/30/28	218,000	275,487
7.625%, 11/30/28	100,000	130,411
CBS Corp.
7.875%, 09/01/23	100,000	127,560
7.875%, 07/30/30	175,000	235,162
8.875%, 05/15/19	547,000	709,131
Comcast Corp.
4.250%, 01/15/33	303,000	311,252
4.500%, 01/15/43	135,000	137,628
4.750%, 03/01/44	165,000	174,513
5.875%, 02/15/18	100,000	115,280
6.500%, 11/15/35	185,000	239,669
7.050%, 03/15/33	187,000	252,026
COX Communications, Inc.
6.450%, 12/01/36 (144A)	255,000	297,642
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
2.400%, 03/15/17	120,000	123,582
3.500%, 03/01/16	80,000	83,480
3.800%, 03/15/22	141,000	145,599
4.600%, 02/15/21	100,000	109,183
5.000%, 03/01/21	225,000	251,172
5.150%, 03/15/42	280,000	294,037
5.200%, 03/15/20	800,000	901,206
Discovery Communications LLC
4.375%, 06/15/21	150,000	162,366
4.875%, 04/01/43	60,000	60,509
5.050%, 06/01/20	375,000	421,206

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Grupo Televisa S.A.B.
8.500%, 03/11/32	100,000	$138,420
Historic TW, Inc.
6.875%, 06/15/18	100,000	119,238
NBCUniversal Enterprise, Inc.
1.662%, 04/15/18 (144A)	160,000	159,895
NBCUniversal Media LLC
2.875%, 01/15/23	450,000	446,930
4.450%, 01/15/43	400,000	401,301
5.950%, 04/01/41	300,000	368,329
TCI Communications, Inc.
7.875%, 02/15/26	996,000	1,394,247
Thomson Reuters Corp.
1.300%, 02/23/17	162,000	162,202
3.950%, 09/30/21	500,000	523,521
Time Warner Cable, Inc.
5.000%, 02/01/20	660,000	739,602
5.500%, 09/01/41	110,000	123,055
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23	265,000	358,396
8.375%, 07/15/33	450,000	660,207
Time Warner, Inc.
4.050%, 12/15/23	286,000	296,669
4.650%, 06/01/44	105,000	103,003
4.750%, 03/29/21	500,000	554,423
5.350%, 12/15/43	90,000	97,913
6.200%, 03/15/40	205,000	243,705
6.500%, 11/15/36	385,000	471,123
7.625%, 04/15/31	350,000	480,903
Viacom, Inc.
3.250%, 03/15/23	44,000	43,436
4.250%, 09/01/23	900,000	944,182
5.850%, 09/01/43	300,000	344,648
6.125%, 10/05/17	400,000	458,396
6.875%, 04/30/36	375,000	474,170
Walt Disney Co. (The)
3.750%, 06/01/21	673,000	723,657

		17,792,198

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp.
2.500%, 01/15/23	300,000	287,334

Mining—0.4%
Barrick Gold Corp.
3.850%, 04/01/22	100,000	99,492
5.250%, 04/01/42	140,000	136,991
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18	137,000	138,644
2.875%, 02/24/22	400,000	399,419
3.250%, 11/21/21	500,000	514,028
5.000%, 09/30/43	255,000	281,822
5.400%, 03/29/17	450,000	502,038
Freeport-McMoRan Copper & Gold, Inc.
3.875%, 03/15/23	882,000	879,315
5.450%, 03/15/43	167,000	173,260

Mining—(Continued)
Freeport-McMoRan Corp.
9.500%, 06/01/31	500,000	682,339
Rio Tinto Finance USA plc
1.375%, 06/17/16	250,000	252,702
2.000%, 03/22/17	500,000	511,693
2.875%, 08/21/22	570,000	556,573
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28	280,000	366,313
Teck Resources, Ltd.
3.750%, 02/01/23	175,000	169,913
6.250%, 07/15/41	590,000	640,498
Xstrata Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	55,000	55,705
5.550%, 10/25/42 (144A)	205,000	214,626

		6,575,371

Miscellaneous Manufacturing—0.3%
Cooper U.S. Inc.
5.450%, 04/01/15	250,000	259,799
Eaton Corp.
1.500%, 11/02/17	68,000	68,084
7.650%, 11/15/29	100,000	137,110
General Electric Co.
2.700%, 10/09/22	148,000	145,342
3.375%, 03/11/24	218,000	222,135
4.125%, 10/09/42	205,000	202,468
4.500%, 03/11/44	285,000	296,953
Honeywell, Inc.
6.625%, 06/15/28	250,000	322,255
Illinois Tool Works, Inc.
3.900%, 09/01/42	200,000	188,569
6.250%, 04/01/19	172,000	204,644
Ingersoll-Rand Co.
6.443%, 11/15/27	300,000	360,879
Ingersoll-Rand Global Holding Co., Ltd.
4.250%, 06/15/23	135,000	142,020
6.875%, 08/15/18	272,000	324,061
Parker Hannifin Corp.
6.550%, 07/15/18	500,000	587,794
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	230,000	254,914
Tyco International Finance S.A.
8.500%, 01/15/19	142,000	175,163

		3,892,190

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	100,000	113,457

Oil & Gas—1.8%
Anadarko Petroleum Corp.
5.950%, 09/15/16	280,000	310,116
6.375%, 09/15/17	780,000	898,045
Apache Corp.
3.625%, 02/01/21	750,000	796,379

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Apache Corp.
4.750%, 04/15/43	100,000	$104,798
6.000%, 01/15/37	150,000	183,602
BP Capital Markets plc
1.375%, 11/06/17	40,000	40,056
2.237%, 05/10/19	333,000	335,858
2.241%, 09/26/18	650,000	661,635
2.750%, 05/10/23	335,000	321,796
3.245%, 05/06/22	470,000	475,812
4.500%, 10/01/20	600,000	663,877
4.742%, 03/11/21	500,000	560,586
Burlington Resources Finance Co.
7.400%, 12/01/31	300,000	423,279
Canadian Natural Resources, Ltd.
3.800%, 04/15/24	111,000	114,420
5.700%, 05/15/17	190,000	212,809
5.850%, 02/01/35	405,000	474,268
7.200%, 01/15/32	200,000	264,138
Canadian Oil Sands, Ltd.
6.000%, 04/01/42 (144A)	200,000	230,823
Cenovus Energy, Inc.
3.000%, 08/15/22	170,000	167,033
3.800%, 09/15/23	500,000	515,428
5.200%, 09/15/43	290,000	319,286
5.700%, 10/15/19	325,000	376,890
Chevron Corp.
1.718%, 06/24/18	260,000	262,042
2.355%, 12/05/22	180,000	173,028
3.191%, 06/24/23	900,000	914,095
CNOOC Finance 2013, Ltd.
1.750%, 05/09/18	600,000	595,348
CNOOC Nexen Finance 2014 ULC
4.250%, 04/30/24	208,000	213,269
ConocoPhillips
6.000%, 01/15/20	325,000	386,676
ConocoPhillips Holding Co.
6.950%, 04/15/29	225,000	308,110
Devon Energy Corp.
1.200%, 12/15/16	500,000	501,515
5.600%, 07/15/41	165,000	190,980
7.950%, 04/15/32	235,000	332,772
Diamond Offshore Drilling, Inc.
3.450%, 11/01/23	228,000	228,599
Ecopetrol S.A.
5.875%, 05/28/45	300,000	310,284
EOG Resources, Inc.
2.625%, 03/15/23	73,000	70,448
5.875%, 09/15/17	50,000	57,042
6.875%, 10/01/18	120,000	143,758
Hess Corp.
7.875%, 10/01/29	175,000	241,147
Kerr-McGee Corp.
7.875%, 09/15/31	620,000	875,654
Marathon Oil Corp.
6.000%, 10/01/17	400,000	457,309
6.800%, 03/15/32	727,000	924,337

Oil & Gas—(Continued)
Marathon Petroleum Corp.
6.500%, 03/01/41	105,000	129,669
Nabors Industries, Inc.
5.000%, 09/15/20	225,000	252,457
Nexen Energy ULC
5.875%, 03/10/35	270,000	304,355
Noble Energy, Inc.
5.250%, 11/15/43	365,000	402,380
Occidental Petroleum Corp.
1.750%, 02/15/17	500,000	509,248
8.450%, 02/15/29	135,000	186,046
Petro-Canada
5.350%, 07/15/33	165,000	185,297
Petrobras Global Finance B.V.
2.592%, 03/17/17 (b)	525,000	531,247
4.375%, 05/20/23	84,000	80,896
Petrobras International Finance Co.
6.750%, 01/27/41	330,000	339,900
Petroleos Mexicanos
3.125%, 01/23/19 (144A)	40,000	41,380
4.875%, 01/18/24	250,000	268,125
Phillips 66
1.950%, 03/05/15	150,000	151,501
4.300%, 04/01/22	41,000	44,374
5.875%, 05/01/42	200,000	239,615
Pride International, Inc.
6.875%, 08/15/20	525,000	637,950
Rowan Cos., Inc.
5.850%, 01/15/44	195,000	210,504
Shell International Finance B.V.
2.250%, 01/06/23	205,000	194,182
2.375%, 08/21/22	440,000	423,797
3.400%, 08/12/23	350,000	357,264
3.625%, 08/21/42	25,000	22,795
4.550%, 08/12/43	120,000	126,395
5.200%, 03/22/17	500,000	555,599
5.500%, 03/25/40	86,000	103,023
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	582,000	607,678
Statoil ASA
1.200%, 01/17/18	25,000	24,820
5.100%, 08/17/40	100,000	113,848
7.250%, 09/23/27	205,000	280,126
Suncor Energy, Inc.
5.950%, 12/01/34	100,000	119,980
6.100%, 06/01/18	805,000	934,255
7.150%, 02/01/32	100,000	135,804
Talisman Energy, Inc.
5.850%, 02/01/37	100,000	109,988
7.750%, 06/01/19	350,000	433,552
Tosco Corp.
8.125%, 02/15/30	526,000	776,968
Total Capital Canada, Ltd.
2.750%, 07/15/23	1,229,000	1,192,867

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Total Capital International S.A.
1.550%, 06/28/17	38,000	$38,544
2.700%, 01/25/23	555,000	536,137
2.875%, 02/17/22	70,000	69,875
3.700%, 01/15/24	150,000	155,295
Total Capital S.A.
4.125%, 01/28/21	105,000	113,812
4.450%, 06/24/20	190,000	211,965
Transocean, Inc.
3.800%, 10/15/22	78,000	77,198
6.375%, 12/15/21	85,000	98,331
6.500%, 11/15/20	645,000	745,981
7.375%, 04/15/18	75,000	86,657
7.500%, 04/15/31	55,000	66,541

		28,865,568

Oil & Gas Services—0.3%
Baker Hughes, Inc.
6.875%, 01/15/29	153,000	204,227
Cameron International Corp.
6.375%, 07/15/18	80,000	93,338
Halliburton Co.
3.500%, 08/01/23	714,000	732,247
6.700%, 09/15/38	350,000	471,367
National Oilwell Varco, Inc.
1.350%, 12/01/17	29,000	29,008
2.600%, 12/01/22	200,000	192,845
Schlumberger Investment S.A.
1.250%, 08/01/17 (144A)	643,000	642,001
3.650%, 12/01/23	458,000	476,288
Weatherford International LLC
6.800%, 06/15/37	100,000	122,529
Weatherford International, Ltd.
5.125%, 09/15/20	100,000	112,003
6.000%, 03/15/18	200,000	227,566
6.500%, 08/01/36	560,000	665,649
6.750%, 09/15/40	100,000	122,698

		4,091,766

Pharmaceuticals—1.1%
Abbott Laboratories
5.125%, 04/01/19	158,000	179,792
AbbVie, Inc.
1.200%, 11/06/15	180,000	181,215
1.750%, 11/06/17	874,000	878,767
2.900%, 11/06/22	940,000	909,013
Actavis Funding SCS
3.850%, 06/15/24 (144A)	225,000	227,442
4.850%, 06/15/44 (144A)	250,000	252,362
Actavis, Inc.
1.875%, 10/01/17	300,000	302,676
Allergan, Inc.
5.750%, 04/01/16	80,000	86,187
AstraZeneca plc
5.900%, 09/15/17	200,000	228,662
6.450%, 09/15/37	360,000	467,233

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co.
2.000%, 08/01/22	40,000	37,187
6.800%, 11/15/26	100,000	130,582
6.875%, 08/01/97	100,000	138,764
Cardinal Health, Inc.
3.200%, 06/15/22	155,000	155,366
3.200%, 03/15/23	170,000	168,515
Express Scripts Holding Co.
2.250%, 06/15/19	295,000	293,766
2.650%, 02/15/17	229,000	237,909
3.125%, 05/15/16	95,000	98,973
3.500%, 06/15/24	249,000	246,391
3.900%, 02/15/22	145,000	151,749
4.750%, 11/15/21	230,000	254,560
6.125%, 11/15/41	350,000	426,040
7.250%, 06/15/19	135,000	165,474
GlaxoSmithKline Capital plc
2.850%, 05/08/22	870,000	858,756
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/23	143,000	139,093
4.200%, 03/18/43	100,000	98,929
5.375%, 04/15/34	300,000	352,387
Johnson & Johnson
6.950%, 09/01/29	700,000	985,674
McKesson Corp.
0.950%, 12/04/15	34,000	34,137
2.700%, 12/15/22	359,000	343,584
3.796%, 03/15/24	600,000	613,400
4.883%, 03/15/44	150,000	157,524
Mead Johnson Nutrition Co.
4.900%, 11/01/19	135,000	150,005
5.900%, 11/01/39	300,000	358,486
Medco Health Solutions, Inc.
4.125%, 09/15/20	450,000	482,933
Merck & Co., Inc.
2.400%, 09/15/22	62,000	59,790
6.550%, 09/15/37	308,000	411,291
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	500,000	622,158
6.300%, 01/01/26	112,000	140,308
Mylan, Inc.
1.800%, 06/24/16	230,000	233,257
2.600%, 06/24/18	50,000	50,787
Novartis Capital Corp.
2.400%, 09/21/22	300,000	288,969
3.400%, 05/06/24	527,000	533,775
Novartis Securities Investment, Ltd.
5.125%, 02/10/19	200,000	227,963
Perrigo Co. plc
1.300%, 11/08/16 (144A)	305,000	304,546
Pfizer, Inc.
0.531%, 06/15/18 (b)	300,000	300,492
4.300%, 06/15/43	140,000	141,397
Sanofi
1.250%, 04/10/18	419,000	413,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	195,000	$187,537
3.650%, 11/10/21	563,000	577,754
Wyeth LLC
5.500%, 02/15/16	100,000	107,945
6.500%, 02/01/34	806,000	1,054,326
Zoetis, Inc.
1.875%, 02/01/18	52,000	52,117
3.250%, 02/01/23	460,000	455,030
4.700%, 02/01/43	43,000	43,674

		17,000,152

Pipelines—0.8%
Boardwalk Pipelines L.P.
5.750%, 09/15/19	290,000	319,186
DCP Midstream Operating L.P.
3.875%, 03/15/23	340,000	344,225
Enbridge, Inc.
0.678%, 06/02/17 (b)	230,000	230,463
3.500%, 06/10/24	90,000	89,654
4.000%, 10/01/23	320,000	332,890
Energy Transfer Partners L.P.
3.600%, 02/01/23	75,000	74,310
6.500%, 02/01/42	130,000	155,261
EnLink Midstream Partners L.P.
5.600%, 04/01/44	130,000	145,145
Enterprise Products Operating LLC
3.700%, 06/01/15	650,000	668,754
3.900%, 02/15/24	82,000	84,826
4.050%, 02/15/22	75,000	79,715
4.850%, 03/15/44	230,000	237,303
5.200%, 09/01/20	510,000	582,255
5.250%, 01/31/20	500,000	570,614
6.125%, 10/15/39	400,000	487,179
6.875%, 03/01/33	162,000	209,985
8.375%, 08/01/66 (b)	165,000	185,724
Kinder Morgan Energy Partners L.P.
3.500%, 03/01/21	125,000	126,759
3.950%, 09/01/22	475,000	485,829
5.000%, 08/15/42	240,000	238,562
5.000%, 03/01/43	185,000	183,602
Magellan Midstream Partners L.P.
6.550%, 07/15/19	695,000	825,906
ONEOK Partners L.P.
3.250%, 02/01/16	115,000	119,482
Plains All American Pipeline L.P. / PAA Finance Corp.
3.650%, 06/01/22	350,000	361,446
5.750%, 01/15/20	610,000	708,485
6.650%, 01/15/37	425,000	539,438
Spectra Energy Capital LLC
3.300%, 03/15/23	237,000	226,821
6.750%, 07/15/18	185,000	212,325
6.750%, 02/15/32	705,000	820,947
7.500%, 09/15/38	85,000	110,467

Pipelines—(Continued)
Spectra Energy Partners L.P.
2.950%, 09/25/18	140,000	$145,325
4.750%, 03/15/24	310,000	335,858
Sunoco Logistics Partners Operations L.P.
5.300%, 04/01/44	150,000	157,824
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	46,000	43,364
6.000%, 09/15/17 (144A)	150,000	167,454
TransCanada PipeLines, Ltd.
0.750%, 01/15/16	500,000	501,264
0.914%, 06/30/16 (b)	300,000	302,436
2.500%, 08/01/22	75,000	72,400
5.850%, 03/15/36	176,000	210,334
7.125%, 01/15/19	142,000	172,858
7.250%, 08/15/38	300,000	418,972
Western Gas Partners L.P.
4.000%, 07/01/22	155,000	160,531
Williams Partners L.P.
4.900%, 01/15/45	360,000	358,869

		12,805,047

Real Estate—0.0%
WCI Finance LLC / WEA Finance LLC
5.700%, 10/01/16 (144A)	175,000	197,226

Real Estate Investment Trusts—0.5%
American Tower Corp.
5.000%, 02/15/24	474,000	514,825
AvalonBay Communities, Inc.
3.625%, 10/01/20	135,000	140,960
Boston Properties L.P.
3.800%, 02/01/24	227,000	229,566
3.850%, 02/01/23	210,000	216,559
5.625%, 11/15/20	300,000	345,182
5.875%, 10/15/19	100,000	116,774
DDR Corp.
3.500%, 01/15/21	320,000	325,903
Duke Realty L.P.
3.875%, 02/15/21	265,000	275,272
6.750%, 03/15/20	185,000	220,467
7.375%, 02/15/15	175,000	182,188
8.250%, 08/15/19	145,000	182,364
ERP Operating L.P.
4.625%, 12/15/21	100,000	110,074
4.750%, 07/15/20	190,000	212,127
5.750%, 06/15/17	600,000	677,189
HCP, Inc.
3.150%, 08/01/22	120,000	117,678
3.750%, 02/01/19	100,000	106,558
4.200%, 03/01/24	125,000	128,863
5.375%, 02/01/21	100,000	113,745
5.625%, 05/01/17	345,000	385,184
Kimco Realty Corp.
3.125%, 06/01/23	175,000	168,371
3.200%, 05/01/21	310,000	310,802

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Liberty Property L.P.
3.375%, 06/15/23	75,000	$72,788
4.400%, 02/15/24	155,000	162,571
ProLogis L.P.
4.250%, 08/15/23	333,000	347,608
6.625%, 05/15/18	222,000	259,097
Simon Property Group L.P.
5.650%, 02/01/20	250,000	292,071
5.875%, 03/01/17	404,000	450,625
10.350%, 04/01/19	340,000	460,652
UDR, Inc.
3.700%, 10/01/20	140,000	146,835
Ventas Realty L.P. / Ventas Capital Corp.
4.250%, 03/01/22	405,000	430,221
4.750%, 06/01/21	300,000	328,907
Weingarten Realty Investors
4.450%, 01/15/24	75,000	78,450

		8,110,476

Retail—0.7%
CVS Caremark Corp.
2.250%, 12/05/18	500,000	506,118
5.300%, 12/05/43	145,000	163,918
5.750%, 06/01/17	130,000	146,426
5.750%, 05/15/41	220,000	263,786
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	93,963	100,280
5.880%, 01/10/28	534,604	601,818
Dollar General Corp.
3.250%, 04/15/23	500,000	472,223
Gap, Inc. (The)
5.950%, 04/12/21	212,000	245,344
Home Depot, Inc. (The)
2.250%, 09/10/18	596,000	609,905
4.400%, 03/15/45	165,000	167,508
4.875%, 02/15/44	100,000	108,971
5.400%, 09/15/40	200,000	231,947
5.875%, 12/16/36	100,000	123,698
Lowe’s Cos., Inc.
3.800%, 11/15/21	500,000	533,191
5.500%, 10/15/35	275,000	318,601
5.800%, 10/15/36	150,000	181,072
6.500%, 03/15/29	125,000	156,979
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	265,000	254,371
4.300%, 02/15/43	80,000	75,233
5.900%, 12/01/16	295,000	328,753
6.700%, 09/15/28	435,000	525,069
6.900%, 04/01/29	113,000	141,344
6.900%, 01/15/32	180,000	223,735
7.000%, 02/15/28	150,000	188,809
McDonald’s Corp.
4.875%, 07/15/40	340,000	373,849
6.300%, 10/15/37	325,000	420,016

Retail—(Continued)
Nordstrom, Inc.
6.950%, 03/15/28	170,000	220,680
Target Corp.
3.500%, 07/01/24	103,000	104,162
6.350%, 11/01/32	250,000	314,161
6.650%, 08/01/28	182,000	223,417
6.750%, 01/01/28	66,000	81,231
Wal-Mart Stores, Inc.
1.125%, 04/11/18	135,000	133,199
3.250%, 10/25/20	800,000	840,098
3.300%, 04/22/24	150,000	151,583
4.000%, 04/11/43	475,000	455,007
4.125%, 02/01/19	250,000	275,679
4.300%, 04/22/44	230,000	232,301
5.250%, 09/01/35	775,000	896,670
5.875%, 04/05/27	90,000	111,352
6.750%, 10/15/23	111,000	142,363
Walgreen Co. 3.100%, 09/15/22	94,000	92,351

		11,737,218

Savings & Loans—0.0%
Nationwide Building Society 4.650%, 02/25/15 (144A)	200,000	205,192

Semiconductors—0.1%
Intel Corp. 1.350%, 12/15/17	88,000	88,025
3.300%, 10/01/21	475,000	491,851
National Semiconductor Corp. 6.600%, 06/15/17	170,000	196,788
Samsung Electronics America, Inc. 1.750%, 04/10/17 (144A)	245,000	246,145
Texas Instruments, Inc. 1.650%, 08/03/19	110,000	108,096

		1,130,905

Software—0.3%
Intuit, Inc. 5.750%, 03/15/17	431,000	481,216
Microsoft Corp. 0.875%, 11/15/17	65,000	64,515
3.500%, 11/15/42	190,000	169,232
4.500%, 10/01/40	275,000	285,364
5.200%, 06/01/39	500,000	568,391
Oracle Corp. 2.375%, 01/15/19	165,000	167,776
2.500%, 10/15/22	1,829,000	1,749,846
2.800%, 07/08/21	225,000	224,916
3.625%, 07/15/23	161,000	165,870
4.500%, 07/08/44	230,000	230,984
5.000%, 07/08/19	200,000	228,082
6.125%, 07/08/39	70,000	87,835

		4,424,027

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—1.8%
Alltel Corp. 6.800%, 05/01/29	280,000	$346,829
America Movil S.A.B. de C.V. 1.230%, 09/12/16 (b)	500,000	505,992
3.125%, 07/16/22	420,000	413,280
4.375%, 07/16/42	200,000	188,899
5.000%, 03/30/20	100,000	110,867
5.625%, 11/15/17	125,000	141,190
6.375%, 03/01/35	600,000	715,860
AT&T, Inc. 0.608%, 02/12/16 (b)	750,000	752,152
1.700%, 06/01/17	915,000	925,640
2.375%, 11/27/18	740,000	752,409
3.900%, 03/11/24	1,000,000	1,034,586
4.300%, 12/15/42	898,000	850,060
4.800%, 06/15/44	270,000	275,632
5.500%, 02/01/18	300,000	339,494
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	733,608
BellSouth Telecommunications LLC 6.375%, 06/01/28	350,000	409,511
British Telecommunications plc 2.000%, 06/22/15	900,000	912,775
2.350%, 02/14/19	285,000	287,368
5.950%, 01/15/18	100,000	114,378
9.625%, 12/15/30	75,000	119,456
Cisco Systems, Inc. 1.100%, 03/03/17	500,000	501,553
2.125%, 03/01/19	310,000	312,409
2.900%, 03/04/21	47,000	47,721
4.450%, 01/15/20	15,000	16,618
5.500%, 01/15/40	345,000	401,701
5.900%, 02/15/39	750,000	915,517
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	500,000	552,290
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	650,000	666,842
5.750%, 03/23/16	100,000	108,166
8.750%, 06/15/30	100,000	146,249
Koninklijke KPN NV 8.375%, 10/01/30	250,000	354,264
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	502,954
Orange S.A. 2.750%, 09/14/16	500,000	518,717
4.125%, 09/14/21	470,000	504,738
5.375%, 01/13/42	35,000	38,513
5.500%, 02/06/44	70,000	78,177
9.000%, 03/01/31	165,000	248,333
Qwest Corp. 6.750%, 12/01/21	350,000	405,209
6.875%, 09/15/33	100,000	100,598
7.250%, 09/15/25	133,000	156,420
Rogers Communications, Inc. 4.100%, 10/01/23	213,000	222,052
6.800%, 08/15/18	100,000	118,845

Telecommunications—(Continued)
Rogers Communications, Inc. 7.500%, 08/15/38	100,000	135,148
8.750%, 05/01/32	400,000	561,938
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	70,499
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	156,761
4.570%, 04/27/23	310,000	329,254
6.421%, 06/20/16	450,000	495,401
7.045%, 06/20/36	215,000	274,231
Verizon Communications, Inc. 2.450%, 11/01/22	235,000	220,455
2.500%, 09/15/16	200,000	206,149
3.450%, 03/15/21	477,000	492,934
3.650%, 09/14/18	200,000	213,896
3.850%, 11/01/42	350,000	308,162
4.500%, 09/15/20	656,000	721,595
5.150%, 09/15/23	1,600,000	1,790,549
5.850%, 09/15/35	650,000	759,256
6.000%, 04/01/41	290,000	339,663
6.400%, 09/15/33	873,000	1,069,371
6.550%, 09/15/43	630,000	792,818
6.900%, 04/15/38	350,000	450,593
7.750%, 06/15/32	654,000	888,776
Verizon Pennsylvania LLC 6.000%, 12/01/28	125,000	136,029
8.750%, 08/15/31	200,000	267,971
Vodafone Group plc 1.500%, 02/19/18	30,000	29,800
2.500%, 09/26/22	225,000	211,243
2.950%, 02/19/23	550,000	531,774
6.150%, 02/27/37	350,000	415,892
6.250%, 11/30/32	200,000	242,643

		28,960,673

Transportation—0.5%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	620,000	618,384
3.450%, 09/15/21	510,000	529,952
3.850%, 09/01/23	500,000	520,843
4.450%, 03/15/43	440,000	437,521
4.900%, 04/01/44	150,000	160,349
5.750%, 03/15/18	100,000	114,647
7.950%, 08/15/30	100,000	140,240
Canadian National Railway Co. 5.850%, 11/15/17	190,000	216,282
6.800%, 07/15/18	120,000	142,331
Canadian Pacific Railway Co. 5.750%, 03/15/33	120,000	142,027
7.250%, 05/15/19	1,290,000	1,585,216
CSX Corp. 4.100%, 03/15/44	41,000	38,647
5.600%, 05/01/17	635,000	708,653
7.900%, 05/01/17	62,000	72,118

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
FedEx Corp. 5.100%, 01/15/44	200,000	$216,411
Norfolk Southern Corp. 3.850%, 01/15/24	250,000	260,189
4.800%, 08/15/43	80,000	85,112
5.590%, 05/17/25	100,000	113,656
5.750%, 04/01/18	500,000	570,955
Ryder System, Inc. 2.500%, 03/01/17	125,000	129,043
3.600%, 03/01/16	100,000	104,594
7.200%, 09/01/15	100,000	107,307
Union Pacific Corp. 3.646%, 02/15/24	138,000	143,674
4.821%, 02/01/44	257,000	280,914
6.250%, 05/01/34	378,000	466,429
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	97,934
8.375%, 04/01/30 (c)	377,000	550,867
United Parcel Service, Inc. 1.125%, 10/01/17	32,000	31,983
2.450%, 10/01/22	14,000	13,585

		8,599,863

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 03/15/16 (144A)	325,000	334,076
2.875%, 07/17/18 (144A)	93,000	95,198
3.125%, 05/11/15 (144A)	110,000	112,393

		541,667

Water—0.0%
American Water Capital Corp.
3.850%, 03/01/24	450,000	464,503
6.593%, 10/15/37	100,000	132,628

		597,131

Total Corporate Bonds & Notes (Cost $371,591,926)		374,505,351

Convertible Bonds—16.5%

Airlines—0.2%
Air France-KLM
2.030%, 02/15/23 (EUR)	13,016,900	2,246,126
4.970%, 04/01/15 (EUR)	3,072,000	515,522

		2,761,648

Apparel—0.2%
Adidas AG
0.250%, 06/14/19 (EUR)	1,600,000	2,552,157

Auto Manufacturers—1.0%
Ford Motor Co.
4.250%, 11/15/16	5,000,000	9,990,625

Auto Manufacturers—(Continued)
Volkswagen International Finance NV
5.500%, 11/09/15 (144A) (EUR)	3,400,000	5,455,084

		15,445,709

Auto Parts & Equipment—0.1%
Cie Generale des Etablissements Michelin
Zero Coupon, 01/01/17 (EUR)	1,219,900	2,345,088

Banks—0.7%
BNP Paribas S.A.
0.250%, 09/21/15 (EUR)	1,600,000	2,440,641
0.250%, 09/27/16 (EUR)	3,600,000	5,533,342
Shizuoka Bank, Ltd. (The)
Zero Coupon, 04/25/18	2,700,000	2,774,250

		10,748,233

Biotechnology—0.7%
Gilead Sciences, Inc.
1.625%, 05/01/16	3,280,000	11,955,600

Commercial Services—0.1%
Park24 Co., Ltd.
Zero Coupon, 04/26/18 (JPY)	100,000,000	1,001,925

Computers—0.2%
Cap Gemini S.A.
Zero Coupon, 01/01/19 (EUR)	2,500,000	2,541,764

Diversified Financial Services—0.3%
HKEx International, Ltd.
0.500%, 10/23/17	3,000,000	3,382,500
Portfolio Recovery Associates, Inc.
3.000%, 08/01/20 (144A)	1,447,000	1,721,930

		5,104,430

Electrical Components & Equipment—0.1%
Nidec Corp.
Zero Coupon, 09/18/15 (JPY)	150,000,000	1,807,166

Healthcare - Services—0.7%
WellPoint, Inc.
2.750%, 10/15/42	7,410,000	11,351,194

Holding Companies - Diversified—1.1%
GBL Verwaltung S.A.
1.250%, 02/07/17 (EUR)	3,800,000	6,101,958
Industrivarden AB
1.875%, 02/27/17 (EUR)	4,700,000	6,992,401
Schematrentaquattro S.p.A.
0.250%, 11/29/16 (EUR)	3,000,000	4,307,134
Sofina S.A.
1.000%, 09/19/16	1,000,000	1,044,000

		18,445,493

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Home Builders—0.2%
Sekisui House, Ltd.
Zero Coupon, 07/05/16 (JPY)	230,000,000	$3,163,195

Insurance—0.1%
Swiss Life Holding AG
Zero Coupon, 12/02/20 (CHF)	1,110,000	1,407,152

Internet—0.8%
Priceline Group, Inc. (The)
0.350%, 06/15/20	7,761,000	9,162,831
priceline.com, Inc.
1.000%, 03/15/18	2,052,000	2,907,427

		12,070,258

Investment Company Security—1.3%
Ares Capital Corp.
4.375%, 01/15/19 (144A)	1,851,000	1,952,805
4.750%, 01/15/18	2,972,000	3,154,035
Billion Express Investments, Ltd.
0.750%, 10/18/15	6,000,000	6,150,000
Prospect Capital Corp.
5.375%, 10/15/17	2,735,000	2,859,784
5.750%, 03/15/18	377,000	398,442
5.875%, 01/15/19	854,000	897,234
Temasek Financial III Pte, Ltd.
Zero Coupon, 10/24/14 (SGD)	7,250,000	5,788,778

		21,201,078

Iron/Steel—0.2%
Salzgitter Finance B.V.
2.000%, 11/08/17 (EUR)	2,250,000	3,296,590

Lodging—0.1%
Resorttrust, Inc.
Zero Coupon, 07/27/18 (JPY)	105,000,000	1,216,561

Machinery - Diversified—0.0%
Daifuku Co., Ltd.
Zero Coupon, 10/02/17 (JPY)	40,000,000	473,817

Mining—0.5%
Glencore Finance Europe S.A.
5.000%, 12/31/14	4,800,000	5,318,400
Royal Gold, Inc.
2.875%, 06/15/19	2,916,000	3,125,587

		8,443,987

Miscellaneous Manufacturing—0.5%
Siemens Financieringsmaatschappij NV
1.050%, 08/16/17	6,750,000	7,516,193

Oil & Gas—0.7%
Eni S.p.A.
0.250%, 11/30/15 (EUR)	3,700,000	5,207,764
0.625%, 01/18/16 (EUR)	4,300,000	6,399,069

		11,606,833

Oil & Gas Services—0.6%
Subsea 7 S.A.
1.000%, 10/05/17	5,800,000	5,820,300
Technip S.A.
0.250%, 01/01/17 (EUR)	2,933,500	4,187,609

		10,007,909

Pharmaceuticals—0.8%
Mylan, Inc.
3.750%, 09/15/15	3,136,000	12,157,880
Teva Pharmaceutical Finance Co. LLC
0.250%, 02/01/26	652,000	833,337

		12,991,217

Real Estate—0.5%
British Land Co. Jersey, Ltd. (The)
1.500%, 09/10/17 (GBP)	1,500,000	2,886,190
CapitaLand, Ltd.
1.850%, 06/19/20 (SGD)	3,000,000	2,279,654
Deutsche Wohnen AG
0.500%, 11/22/20 (EUR)	1,300,000	1,845,740
Swiss Prime Site AG
1.875%, 01/20/15 (CHF)	580,000	683,796

		7,695,380

Real Estate Investment Trusts—2.0%
CapitaCommercial Trust
2.500%, 09/12/17 (SGD)	1,250,000	1,138,072
CFS Retail Property Trust Group
5.750%, 07/04/16 (AUD)	1,500,000	1,499,290
Derwent London Capital Jersey, Ltd.
2.750%, 07/15/16 (GBP)	1,300,000	2,736,528
Derwent London Capital No.2 Jersey, Ltd.
1.125%, 07/24/19 (GBP)	1,800,000	3,157,841
Fonciere Des Regions
0.875%, 04/01/19 (EUR)	1,183,600	1,485,329
Gecina S.A.
2.125%, 01/01/16 (EUR)	374,000	721,524
Great Portland Estates Capital Jersey, Ltd.
1.000%, 09/10/18 (GBP)	3,000,000	5,444,819
Host Hotels & Resorts L.P.
2.500%, 10/15/29 (144A)	1,746,000	2,956,196
ProLogis L.P.
3.250%, 03/15/15	2,318,000	2,594,711
Ruby Assets Pte, Ltd.
1.600%, 02/01/17 (SGD)	2,500,000	2,314,480
Unibail-Rodamco SE
0.750%, 01/01/18 (EUR)	2,147,000	7,611,263

		31,660,053

Retail—0.1%
Lotte Shopping Co., Ltd.
Zero Coupon, 01/24/18 (KRW)	1,200,000,000	1,197,272
Takashimaya Co., Ltd.
Zero Coupon, 11/14/14 (JPY)	32,000,000	383,160

		1,580,432

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—1.9%
Intel Corp.
2.950%, 12/15/35	7,531,000	$9,361,974
3.250%, 08/01/39	780,000	1,203,150
Lam Research Corp.
0.500%, 05/15/16	8,921,000	11,101,070
Novellus Systems, Inc.
2.625%, 05/15/41	1,468,000	2,970,865
Xilinx, Inc.
2.625%, 06/15/17	4,000,000	6,627,500

		31,264,559

Software—0.2%
Akamai Technologies, Inc.
Zero Coupon, 02/15/19 (144A)	1,419,000	1,447,380
Citrix Systems, Inc.
0.500%, 04/15/19 (144A)	2,026,000	2,145,028

		3,592,408

Transportation—0.6%
Deutsche Post AG
0.600%, 12/06/19 (EUR)	4,000,000	7,470,902
Nagoya Railroad Co., Ltd.
Zero Coupon, 10/03/23 (JPY)	100,000,000	1,177,632
Yamato Holdings Co., Ltd.
Zero Coupon, 03/07/16 (JPY)	70,000,000	822,097

		9,470,631

Total Convertible Bonds (Cost $249,952,088)		264,718,660

U.S. Treasury & Government Agencies—2.5%

Federal Agencies—0.1%
Federal Farm Credit Bank
3.040%, 03/06/28	250,000	235,839
5.250%, 12/28/27	585,000	704,642
Tennessee Valley Authority
5.375%, 04/01/56	350,000	419,561

		1,360,042

U.S. Treasury—2.4%
U.S. Treasury Notes
0.250%, 01/31/15 (d) (e)	37,290,000	37,326,432
0.750%, 03/15/17	1,665,000	1,665,000

		38,991,432

Total U.S. Treasury & Government Agencies (Cost $40,354,193)		40,351,474

Convertible Preferred Stocks—1.0%
Security Description	Shares/ Principal Amount*	Value

Aerospace & Defense—0.0%
United Technologies Corp.
7.500%, 08/01/15	8,900	580,191

Banks—0.5%
Wells Fargo & Co., Series L
7.500%, 12/31/49	7,145	8,674,030

Electric Utilities—0.3%
NextEra Energy, Inc.
5.799%, 09/01/16	47,600	2,716,532
5.889%, 09/01/15	42,460	2,759,475

		5,476,007

Multi-Utilities—0.1%
Dominion Resources, Inc.
6.000%, 07/01/16	14,400	835,488
6.125%, 04/01/16	7,400	426,610

		1,262,098

Real Estate Investment Trusts—0.1%
Health Care REIT, Inc.
6.500%, 12/31/49	13,900	802,586

Total Convertible Preferred Stocks (Cost $15,724,673)		16,794,912

Preferred Stocks—0.2%

Automobiles—0.0%
Volkswagen AG	1,789	469,895

Capital Markets—0.0%
State Street Corp., 5.900% (b)	8,300	217,460

Household Products—0.2%
Henkel AG & Co. KGaA	18,012	2,083,521

Machinery—0.0%
Marcopolo S.A.	143,590	278,797

Total Preferred Stocks (Cost $2,769,785)		3,049,673

Foreign Government—0.1%

Provincial—0.1%
Province of Quebec
6.350%, 01/30/26	1,100,000	1,381,035

Sovereign—0.0%
Brazilian Government International Bond
4.250%, 01/07/25	200,000	202,700

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bonds
3.625%, 03/15/22	250,000	$259,375
4.000%, 10/02/23	288,000	302,688

		764,763

Total Foreign Government (Cost $2,218,702)		2,145,798

Municipals—0.1%
American Municipal Power, Inc.
5.939%, 02/15/47	75,000	89,688
7.499%, 02/15/50	350,000	484,743
Los Angeles, Department of Airports, Build America Bonds
6.582%, 05/15/39	65,000	81,370
Los Angeles, Unified School District, Build America Bonds
5.750%, 07/01/34	100,000	121,650
6.758%, 07/01/34	75,000	100,451
Port Authority of New York & New Jersey
4.458%, 10/01/62	160,000	163,770
State of California
0.651%, 07/01/41 (b)	130,000	130,166
5.770%, 05/15/43	140,000	169,051
7.300%, 10/01/39	260,000	369,998
State of Massachusetts
5.456%, 12/01/39	150,000	179,439

Total Municipals (Cost $1,815,758)		1,890,326

Short-Term Investments—18.6%

U.S. Treasury—0.2%
U.S. Treasury Bills
0.060%, 10/02/14 (e) (f)	1,295,000	1,294,867
0.378%, 07/10/14 (e) (f)	1,960,000	1,959,814

		3,254,681

Repurchase Agreement—18.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $295,664,636 on 07/01/14, collateralized by $297,020,000 U.S. Treasury Notes with rates ranging from 0.125% - 2.125%, maturity dates ranging from 03/31/15 - 06/05/15 with a value of $301,581,450.	295,664,636	295,664,636

Total Short-Term Investments (Cost $298,919,251)		298,919,317

Total Investments—95.6% (Cost $1,457,518,664) (g)		1,537,516,832
Other assets and liabilities (net)—4.4%		70,798,079

Net Assets—100.0%		$1,608,314,911

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2014, the market value of securities pledged was $18,067,635.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $20,771,946.
(f)	The rate shown represents current yield to maturity.
(g)	As of June 30, 2014, the aggregate cost of investments was $1,457,518,664. The aggregate unrealized appreciation and depreciation of investments were $93,473,443 and $(13,475,275), respectively, resulting in net unrealized appreciation of $79,998,168.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $48,423,492, which is 3.0% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(NVDR)—	Non-Voting Depository Receipts
(SGD)—	Singapore Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	13,157,951	Goldman Sachs International	07/24/14	$12,384,330	$3,442
AUD	8,708,796	Australia & New Zealand Banking Group, Ltd.	09/29/14	8,137,325	23,211
CAD	36,020	Deutsche Bank AG	07/03/14	33,723	33
CHF	3,229,246	Westpac Banking Corp.	07/24/14	3,591,567	50,549
DKK	2,573,800	HSBC Bank plc	07/24/14	470,112	2,648
EUR	424,208	Barclays Bank plc	07/24/14	581,887	(971)
EUR	583,338	Credit Suisse International	07/24/14	805,715	(6,884)
EUR	609,403	Deutsche Bank AG	07/24/14	829,159	5,366
EUR	1,050,234	Deutsche Bank AG	07/24/14	1,428,984	9,220
EUR	578,685	Goldman Sachs International	07/24/14	792,464	(5)
EUR	608,006	Goldman Sachs International	07/24/14	838,681	(6,069)
EUR	560,619	HSBC Bank plc	07/24/14	761,455	6,264
EUR	632,684	Morgan Stanley & Co International PLC	07/24/14	862,837	3,568
EUR	495,725	Toronto Dominion Bank	07/24/14	684,584	(5,732)
EUR	2,976,830	Westpac Banking Corp.	07/24/14	4,032,027	44,485
GBP	308,186	Barclays Bank plc	07/24/14	522,822	4,517
GBP	666,304	Barclays Bank plc	07/24/14	1,132,217	7,900
GBP	1,009,790	Barclays Bank plc	07/24/14	1,711,069	16,789
GBP	1,545,164	Barclays Bank plc	07/24/14	2,593,867	50,073
GBP	172,500	Citibank N.A.	07/24/14	293,287	1,879
GBP	307,089	HSBC Bank plc	07/24/14	522,168	3,294
GBP	308,232	Morgan Stanley & Co International PLC	07/24/14	525,561	1,857
GBP	403,295	State Street Bank and Trust	07/24/14	684,009	6,072
GBP	516,096	State Street Bank and Trust	07/24/14	877,576	5,520
GBP	391,254	Westpac Banking Corp.	07/24/14	655,456	14,022
GBP	194,630	Deutsche Bank AG	09/29/14	330,842	2,001
GBP	697,199	UBS AG	09/29/14	1,186,215	6,091
HKD	33,631,742	Deutsche Bank AG	07/24/14	4,338,990	(938)
HKD	10,097,111	Morgan Stanley & Co International PLC	07/24/14	1,302,838	(444)
HKD	8,526,806	Westpac Banking Corp.	07/24/14	1,100,118	(272)
HKD	18,164,650	Westpac Banking Corp.	07/24/14	2,343,537	(536)
HKD	21,056,089	State Street Bank and Trust	09/29/14	2,716,484	(810)
JPY	72,555,744	Australia & New Zealand Banking Group, Ltd.	07/24/14	715,441	887
JPY	25,258,600	Credit Suisse International	07/24/14	248,111	1,262
JPY	139,427,402	Credit Suisse International	07/24/14	1,367,587	8,952
JPY	252,738,977	Deutsche Bank AG	07/24/14	2,481,466	13,775
JPY	60,523,731	Morgan Stanley & Co International PLC	07/24/14	592,974	4,565
JPY	82,342,520	State Street Bank and Trust	07/24/14	804,936	8,015
JPY	75,297,122	Barclays Bank plc	09/29/14	743,294	452
JPY	84,457,000	Citibank N.A.	09/29/14	829,449	4,773
JPY	32,017,699	Deutsche Bank AG	09/29/14	314,303	1,951
SEK	32,380,713	Deutsche Bank AG	07/24/14	4,824,488	20,519
SEK	11,713,224	Deutsche Bank AG	09/29/14	1,746,262	5,260
SGD	2,585,352	UBS AG	09/29/14	2,070,385	3,117

Contracts to Deliver
AUD	1,500,000	Barclays Bank plc	07/24/14	1,399,251	(12,949)
AUD	189,569	Citibank N.A.	09/29/14	176,946	(689)
AUD	758,541	Societe Generale	09/29/14	709,704	(1,083)
CAD	1,693,940	State Street Bank and Trust	09/29/14	1,576,447	(7,591)
CHF	5,299,472	Goldman Sachs International	07/24/14	5,913,943	(63,085)
CHF	4,935,857	Societe Generale	07/24/14	5,584,306	17,383
CHF	285,823	Barclays Bank plc	09/29/14	321,297	(1,257)
CHF	1,302,898	Deutsche Bank AG	09/29/14	1,459,524	(10,810)
DKK	3,639,971	Deutsche Bank AG	09/29/14	665,136	(3,719)
EUR	2,410,953	Credit Suisse International	07/24/14	3,331,701	30,109
EUR	564,899	Credit Suisse International	07/24/14	766,719	(6,862)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	833,197	Deutsche Bank AG	07/24/14	$1,134,527	$(6,464)
EUR	1,284,449	Goldman Sachs International	07/24/14	1,744,672	(14,270)
EUR	733,421	Goldman Sachs International	07/24/14	1,016,917	12,560
EUR	635,195	Goldman Sachs International	07/24/14	870,509	665
EUR	1,094,238	Royal Bank of Canada	07/24/14	1,490,248	(8,217)
EUR	455,771	Societe Generale	07/24/14	619,578	(4,561)
EUR	58,343,872	Toronto Dominion Bank	07/24/14	80,492,665	595,772
EUR	3,219,797	Toronto Dominion Bank	09/29/14	4,386,732	(23,602)
GBP	483,468	Citibank N.A.	07/24/14	820,494	(6,772)
GBP	1,319,819	Deutsche Bank AG	07/24/14	2,239,937	(18,413)
GBP	5,857,946	Goldman Sachs International	07/24/14	9,967,939	(55,630)
GBP	725,567	Goldman Sachs International	07/24/14	1,233,692	(7,831)
GBP	440,817	Goldman Sachs International	07/24/14	750,400	(3,885)
GBP	13,910,252	Societe Generale	07/24/14	23,378,098	(423,824)
GBP	391,611	Barclays Bank plc	09/29/14	666,867	(2,842)
GBP	340,561	Royal Bank of Canada	09/29/14	579,198	(3,207)
GBP	182,778	Westpac Banking Corp.	09/29/14	311,422	(1,154)
HKD	36,788,567	Citibank N.A.	07/24/14	4,745,427	187
JPY	1,112,095,445	Citibank N.A.	07/24/14	10,852,793	(126,702)
JPY	80,054,722	Barclays Bank plc	09/29/14	783,598	(7,141)
JPY	376,049,366	State Street Bank and Trust	09/29/14	3,692,369	(22,050)
NOK	24,523,198	Deutsche Bank AG	07/24/14	3,998,140	3,364
NOK	5,555,236	Deutsche Bank AG	09/29/14	906,237	3,626
NOK	1,907,509	Deutsche Bank AG	09/29/14	316,836	6,905
SGD	13,600,943	Citibank N.A.	07/24/14	10,831,406	(76,458)
SGD	458,705	Deutsche Bank AG	07/24/14	367,133	(745)

Net Unrealized Appreciation					$68,426

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum HG Futures	11/19/14	82	USD	3,774,284	$129,941
Brent Crude Oil Futures	07/16/14	16	USD	1,777,242	20,518
Brent Crude Oil Futures	08/14/14	39	USD	4,108,867	261,863
Coffee “C” Futures	09/18/14	34	USD	2,192,780	39,744
Coffee Futures	12/29/14	57	USD	4,338,199	223,226
Corn Futures	12/12/14	214	USD	5,077,715	(527,540)
Cotton No. 2 Futures	12/08/14	24	USD	946,190	(64,070)
Euro Stoxx 50 Index Futures	09/19/14	353	EUR	11,534,533	(171,947)
Gasoline RBOB Futures	10/31/14	22	USD	2,501,338	76,345
Gold 100 oz Futures	08/27/14	59	USD	7,593,004	206,796
LME Nickel Futures	09/17/14	16	USD	1,491,642	335,910
LME Zinc Futures	09/15/14	25	USD	1,287,641	99,860
Lean Hogs Futures	10/14/14	41	USD	1,646,005	221,955
Lean Hogs Futures	12/12/14	20	USD	751,601	37,199
Live Cattle Futures	10/31/14	38	USD	2,272,926	54,574
MSCI EAFE Mini Index Futures	09/19/14	209	USD	20,463,596	111,409
MSCI Emerging Markets Mini Index Futures	09/19/14	52	USD	2,716,474	(10,654)
Mini Gold Futures	08/27/14	2	USD	84,664	3,117
Natural Gas Futures	07/29/14	15	USD	687,039	(17,889)
Natural Gas Futures	09/26/14	95	USD	4,313,428	(101,128)
Natural Gas Futures	02/25/15	46	USD	2,108,490	(55,050)
New York Harbor ULSD Heating Oil Futures	08/29/14	19	USD	2,303,955	78,474
Nickel Futures	07/16/14	4	USD	432,490	23,126
S&P 500 E-Mini Index Futures	09/19/14	2,893	USD	280,666,331	1,748,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Silver Futures	12/29/14	27	USD	2,813,335	$37,190
Soybean Futures	11/14/14	35	USD	2,212,407	(187,219)
Soybean Meal Futures	12/12/14	41	USD	1,612,025	(105,685)
Soybean Oil Futures	12/12/14	80	USD	1,958,230	(79,030)
Sugar No. 11 Futures	09/30/14	174	USD	3,539,191	(29,402)
U.S. Treasury Long Bond Futures	09/19/14	56	USD	7,634,209	48,291
U.S. Treasury Note 10 Year Futures	09/19/14	124	USD	15,447,190	74,123
U.S. Treasury Note 2 Year Futures	09/30/14	32	USD	7,029,066	(2,066)
WTI Light Sweet Crude Oil Futures	08/19/14	58	USD	6,080,111	(5,771)
WTI Light Sweet Crude Oil Futures	05/18/15	8	USD	746,371	35,549
Wheat Futures	09/12/14	25	USD	941,426	(95,176)
Wheat Futures	12/12/14	69	USD	2,360,585	(296,623)
Zinc Futures	01/19/15	28	USD	1,459,173	101,827

Futures Contracts—Short
Aluminum HG Futures	11/19/14	(30)	USD	(1,388,046)	(40,329)
FTSE 100 Index Futures	09/19/14	(135)	GBP	(9,101,637)	71,514
Gasoline RBOB Futures	07/31/14	(16)	USD	(2,017,768)	(27,329)
Nickel Futures	07/16/14	(4)	USD	(495,110)	39,494
Sugar No. 11 Futures	02/27/15	(67)	USD	(1,412,058)	(30,211)
U.S. Treasury Note 10 Year Futures	09/19/14	(67)	USD	(8,356,763)	(29,753)
U.S. Treasury Note 5 Year Futures	09/30/14	(38)	USD	(4,535,744)	(3,772)
U.S. Treasury Ultra Bond Futures	09/19/14	(22)	USD	(3,267,260)	(31,365)
Wheat Futures	09/12/14	(23)	USD	(682,955)	18,830
Zinc Futures	09/15/14	(25)	USD	(1,292,435)	(95,066)

Net Unrealized Appreciation					$2,092,129

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.795%	03/20/24	USD	67,060,000	$1,284,970
Pay	3-Month USD-LIBOR	2.908%	03/24/24	USD	46,090,000	1,340,127
Pay	3-Month USD-LIBOR	2.895%	03/24/24	USD	45,850,000	1,280,178
Pay	3-Month USD-LIBOR	2.883%	03/25/24	USD	52,760,000	1,413,467
Pay	3-Month USD-LIBOR	2.918%	04/07/24	USD	113,680,000	3,365,746
Pay	3-Month USD-LIBOR	2.727%	05/07/24	USD	14,920,000	181,035
Pay	3-Month USD-LIBOR	2.703%	06/17/24	USD	142,580,000	1,227,514

Total						$10,093,037

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,406,390	$2,910,186	$—	$7,316,576
Air Freight & Logistics	—	2,474,379	—	2,474,379
Airlines	868,354	1,472,164	—	2,340,518
Auto Components	512,950	6,291,526	—	6,804,476
Automobiles	2,900,924	14,640,358	—	17,541,282
Banks	21,314,261	32,855,133	—	54,169,394
Beverages	5,915,407	6,514,293	—	12,429,700
Biotechnology	4,565,437	—	—	4,565,437
Building Products	552,158	3,449,198	—	4,001,356
Capital Markets	3,769,125	5,967,052	—	9,736,177
Chemicals	2,512,693	4,299,453	—	6,812,146
Commercial Services & Supplies	155,952	—	—	155,952
Communications Equipment	3,581,732	—	—	3,581,732
Construction & Engineering	2,118,230	—	—	2,118,230
Construction Materials	240,727	797,277	—	1,038,004
Consumer Finance	726,058	—	—	726,058
Containers & Packaging	456,446	2,429,714	—	2,886,160
Distributors	—	355,792	—	355,792
Diversified Financial Services	2,297,249	9,415,243	—	11,712,492
Diversified Telecommunication Services	2,525,725	10,367,354	—	12,893,079
Electric Utilities	3,478,614	—	—	3,478,614
Electrical Equipment	2,321,341	3,668,809	—	5,990,150
Electronic Equipment, Instruments & Components	525,806	5,211,189	—	5,736,995
Energy Equipment & Services	4,228,679	683,438	—	4,912,117
Food & Staples Retailing	5,082,608	7,028,193	—	12,110,801
Food Products	3,152,447	11,658,121	—	14,810,568
Gas Utilities	238,055	—	—	238,055
Health Care Equipment & Supplies	3,571,662	—	—	3,571,662
Health Care Providers & Services	2,942,176	—	—	2,942,176
Health Care Technology	271,817	—	—	271,817
Hotels, Restaurants & Leisure	1,971,546	8,452,239	—	10,423,785
Household Durables	948,433	8,084,148	—	9,032,581
Household Products	2,716,455	350,849	—	3,067,304
Industrial Conglomerates	1,200,733	4,270,377	—	5,471,110
Insurance	4,480,389	27,977,449	—	32,457,838
Internet & Catalog Retail	1,806,686	—	—	1,806,686
Internet Software & Services	6,228,182	1,088,460	—	7,316,642

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$8,239,426	$1,832,537	$—	$10,071,963
Machinery	2,712,824	2,380,595	—	5,093,419
Marine	—	648,950	—	648,950
Media	6,847,729	6,857,889	—	13,705,618
Metals & Mining	4,475,261	4,457,382	—	8,932,643
Multi-Utilities	2,062,068	7,229,337	—	9,291,405
Multiline Retail	1,396,267	3,933,548	—	5,329,815
Oil, Gas & Consumable Fuels	14,556,450	34,919,690	—	49,476,140
Paper & Forest Products	189,666	1,656,805	—	1,846,471
Personal Products	235,701	—	—	235,701
Pharmaceuticals	9,003,441	51,839,350	—	60,842,791
Real Estate Investment Trusts	4,154,247	3,912,904	—	8,067,151
Real Estate Management & Development	—	6,441,833	—	6,441,833
Road & Rail	3,664,551	—	—	3,664,551
Semiconductors & Semiconductor Equipment	9,704,082	1,677,940	—	11,382,022
Software	6,132,154	2,418,786	—	8,550,940
Specialty Retail	4,938,797	1,945,872	—	6,884,669
Technology Hardware, Storage & Peripherals	5,763,330	735,677	—	6,499,007
Textiles, Apparel & Luxury Goods	1,087,602	2,488,186	—	3,575,788
Tobacco	1,967,796	8,678,824	—	10,646,620
Trading Companies & Distributors	617,114	1,830,949	—	2,448,063
Transportation Infrastructure	1,064,440	—	—	1,064,440
Wireless Telecommunication Services	589,239	12,554,241	—	13,143,480
Total Common Stocks	193,987,632	341,153,689	—	535,141,321
Total Corporate Bonds & Notes*	—	374,505,351	—	374,505,351
Total Convertible Bonds*	—	264,718,660	—	264,718,660
Total U.S. Treasury & Government Agencies*	—	40,351,474	—	40,351,474
Total Convertible Preferred Stocks*	16,794,912	—	—	16,794,912
Preferred Stocks
Automobiles	—	469,895	—	469,895
Capital Markets	217,460	—	—	217,460
Household Products	—	2,083,521	—	2,083,521
Machinery	278,797	—	—	278,797
Total Preferred Stocks	496,257	2,553,416	—	3,049,673
Total Foreign Government*	—	2,145,798	—	2,145,798
Total Municipals	—	1,890,326	—	1,890,326
Short-Term Investments
U.S. Treasury	—	3,254,681	—	3,254,681
Repurchase Agreement	—	295,664,636	—	295,664,636
Total Short-Term Investments	—	298,919,317	—	298,919,317
Total Investments	$211,278,801	$1,326,238,031	$—	$1,537,516,832

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,012,900	$—	$1,012,900
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(944,474)	—	(944,474)
Total Forward Contracts	$—	$68,426	$—	$68,426
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,099,204	$—	$—	$4,099,204
Futures Contracts (Unrealized Depreciation)	(2,007,075)	—	—	(2,007,075)
Total Futures Contracts	$2,092,129	$—	$—	$2,092,129
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$10,093,037	$—	$10,093,037

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $3,880,020 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,241,852,196
Repurchase Agreement	295,664,636
Cash	65,151,239
Cash denominated in foreign currencies (b)	220,969
Unrealized appreciation on forward foreign currency exchange contracts	1,012,900
Receivable for:
Investments sold	6,718,510
Fund shares sold	398,456
Dividends and interest	6,295,902
Variation margin on swap contracts	1,028,893
Prepaid expenses	296

Total Assets	1,618,343,997
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	944,474
Payables for:
Investments purchased	6,886,652
Fund shares redeemed	506,364
Variation margin on futures contracts	187,698
Accrued expenses:
Management fees	891,292
Distribution and service fees	326,998
Deferred trustees’ fees	33,725
Other expenses	251,883

Total Liabilities	10,029,086

Net Assets	$1,608,314,911

Net assets consist of:
Paid in surplus	$1,464,407,301
Undistributed net investment income	8,251,777
Accumulated net realized gain	43,381,678
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	92,274,155

Net Assets	$1,608,314,911

Net Assets
Class B	$1,608,314,911
Capital Shares Outstanding*
Class B	136,123,041
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,161,854,028.
(b)	Identified cost of cash denominated in foreign currencies was $220,366.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$10,650,197
Interest (b)	7,440,405

Total investment income	18,090,602
Expenses
Management fees	5,361,252
Administration fees	41,786
Custodian and accounting fees	316,110
Distribution and service fees—Class B	1,839,464
Audit and tax services	40,186
Legal	17,945
Trustees’ fees and expenses	21,142
Shareholder reporting	31,983
Insurance	2,728
Miscellaneous	7,188

Total expenses	7,679,784
Less management fee waiver	(330,701)

Net expenses	7,349,083

Net Investment Income	10,741,519

Net Realized and Unrealized Gain
Net realized gain on:
Investments	21,276,211
Futures contracts	27,918,299
Swap contracts	9,904,641
Foreign currency transactions	340,938

Net realized gain	59,440,089

Net change in unrealized appreciation (depreciation) on:
Investments	22,590,252
Futures contracts	(9,277,976)
Swap contracts	16,313,423
Foreign currency transactions	(1,081,126)

Net change in unrealized appreciation	28,544,573

Net realized and unrealized gain	87,984,662

Net Increase in Net Assets From Operations	$98,726,181

(a)	Net of foreign withholding taxes of $788,507.
(b)	Net of foreign withholding taxes of $12,963.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,741,519	$6,717,278
Net realized gain	59,440,089	41,011,875
Net change in unrealized appreciation	28,544,573	52,177,717

Increase in net assets from operations	98,726,181	99,906,870

From Distributions to Shareholders
Net investment income
Class B	(17,423,474)	(704,191)
Net realized capital gains
Class B	(47,564,812)	(4,154,728)

Total distributions	(64,988,286)	(4,858,919)

Increase in net assets from capital share transactions	214,333,764	779,035,397

Total increase in net assets	248,071,659	874,083,348

Net Assets
Beginning of period	1,360,243,252	486,159,904

End of period	$1,608,314,911	$1,360,243,252

Undistributed net investment income
End of period	$8,251,777	$14,933,732

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	14,697,817	$170,753,680	73,368,061	$803,297,942
Reinvestments	5,771,606	64,988,286	447,414	4,858,919
Redemptions	(1,839,683)	(21,408,202)	(2,638,853)	(29,121,464)

Net increase	18,629,740	$214,333,764	71,176,622	$779,035,397

Increase derived from capital shares transactions		$214,333,764		$779,035,397

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012(a)
Net Asset Value, Beginning of Period	$11.58		$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.08	0.02
Net realized and unrealized gain on investments	0.67		1.07 (c)	0.58

Total from investment operations	0.75		1.15	0.60

Less Distributions
Distributions from net investment income	(0.14)		(0.01)	(0.04)
Distributions from net realized capital gains	(0.37)		(0.06)	(0.06)

Total distributions	(0.51)		(0.07)	(0.10)

Net Asset Value, End of Period	$11.82		$11.58	$10.50

Total Return (%) (d)	6.70	(e)	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(f)	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	1.00	(f)	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	1.46	(f)	0.71	0.24	(f)
Portfolio turnover rate (%)	22	(e)	45	33	(e)
Net assets, end of period (in millions)	$1,608.3		$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$67,818,097	4.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, Real Estate Investment Trusts (REITs), return of capital adjustments, distribution and service fees and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $295,664,636, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$10,093,037
	Unrealized appreciation on futures contracts** (a)	122,414	Unrealized depreciation on futures contracts** (a)	$66,956
Equity	Unrealized appreciation on futures contracts** (a)	1,931,252	Unrealized depreciation on futures contracts** (a)	182,601
Commodity	Unrealized appreciation on futures contracts** (a)	2,045,538	Unrealized depreciation on futures contracts** (a)	1,757,518
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,012,900	Unrealized depreciation on forward foreign currency exchange contracts	944,474

Total		$15,205,141		$2,951,549

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Group, Ltd.	$24,098	$—	$—	$24,098
Barclays Bank plc	79,731	(25,160)	—	54,571
Citibank N.A.	6,839	(6,839)	—	—
Credit Suisse International	40,323	(13,746)	—	26,577
Deutsche Bank AG	72,020	(41,089)	—	30,931
Goldman Sachs International	16,667	(16,667)	—	—
HSBC Bank plc	12,206	—	—	12,206
Morgan Stanley & Co International PLC	9,990	(444)	—	9,546
Societe Generale	17,383	(17,383)	—	—
State Street Bank and Trust	19,607	(19,607)	—	—
Toronto Dominion Bank	595,772	(29,334)	—	566,438
UBS AG	9,208	—	—	9,208
Westpac Banking Corp.	109,056	(1,962)	—	107,094

	$1,012,900	$(172,231)	$—	$840,669

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$25,160	$(25,160)	$—	$—
Citibank N.A.	210,621	(6,839)	—	203,782
Credit Suisse International	13,746	(13,746)	—	—
Deutsche Bank AG	41,089	(41,089)	—	—
Goldman Sachs International	150,775	(16,667)	—	134,108
Morgan Stanley & Co International PLC	444	(444)	—	—
Royal Bank of Canada	11,424	—	—	11,424
Societe Generale	429,468	(17,383)	—	412,085
State Street Bank and Trust	30,451	(19,607)	—	10,844
Toronto Dominion Bank	29,334	(29,334)	—	—
Westpac Banking Corp.	1,962	(1,962)	—	—

	$944,474	$(172,231)	$—	$772,243

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$314,189	$314,189
Futures contracts	(1,891,122)	27,600,604	2,208,817	—	27,918,299
Swap contracts	9,904,641	—	—	—	9,904,641

	$8,013,519	$27,600,604	$2,208,817	$314,189	$38,137,129

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,081,784)	$(1,081,784)
Futures contracts	(1,736,010)	(8,002,924)	460,958	—	(9,277,976)
Swap contracts	16,313,423	—	—	—	16,313,423

	$14,577,413	$(8,002,924)	$460,958	$(1,081,784)	$5,953,663

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$224,576,023
Futures contracts long	50,502,709
Futures contracts short	(56,263,977)
Swap contracts	448,518,333

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$46,918,352	$374,011,700	$38,286,145	$214,427,990

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$5,361,252	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period January 1, 2014 to April 27, 2014. Amounts waived, for the six months ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.25%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

MIST-46

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Effective April 28, 2014, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2014, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$3,028,022	$3,216,051	$1,830,897	$1,375,332	$4,858,919	$4,591,383

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,754,180	$27,895,089	$45,545,793	$—	$110,195,062

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-47

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-48

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 3.73% and 3.62%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.20%.

MARKET ENVIRONMENT / CONDITIONS

After a relatively quiet start to 2014, U.S. equity markets started the second quarter of the year rather volatile as investors began to question the strength of the global economy and bond yields across the developed world continued to fall. Adding to investor anxiety was the ongoing tensions between Russia and Ukraine as well as increasing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a U.S. economy that is a lot stronger than the U.S. gross domestic product (“GDP”) number suggested. Global monetary policy was also supportive of markets particularly in June as the Federal Reserve (the “Fed”) continued to reinforce continued low levels of interest rates while the European Central Bank (the “ECB”) launched a new lending facility designed to encourage bank lending.

Investors were quite perplexed when after an April Employment Report that significantly exceeded expectations, bond yields continued to fall. Geopolitical tensions in the Ukraine and unrest in Iraq were cited for much of the strength in the bond market. However, these situations eased over the course of the quarter. Concerns over growth were also cited, particularly after the poor showing of U.S. GDP for the first quarter. That concern can be refuted as economic releases clearly pointed to an economy recovering nicely from the weakness experienced earlier in the year. The yield on the 10-year U.S. Treasury note reached a low of 2.45% while ending the quarter at 2.53%.

While the Bureau of Economic Analysis’ (“BEA”) final estimate of a -2.9% decline in first quarter GDP earned quite a few headlines, economic releases continued to paint a brighter picture. The preliminary read for the Markit Flash U.S. Manufacturing Purchasing Managers’ Index (“PMI”) surveys improved to 57.5 in June, up from May’s 56.4 driven by strong growth in both output and new orders. Additionally and more pertinent to the U.S., Markit’s Flash U.S. Services PMI reached an all time high of 61.2. The housing market in the U.S. also displayed signs of improvement as both existing and new home sales for May exceeded economists’ forecasts. Existing home sales have now increased in two consecutive months following an earlier slump in which sales declined in seven of the eight months reported through March.

Investors also applauded monetary policy developments from both the Fed and the ECB. The Fed reduced its monthly asset purchases by $10 billion, to $35 billion starting in July. The accompanying statement delivered a positive message to markets, suggesting that interest rates are likely to stay on hold at record lows for some time to come. Turning to Europe, the ECB cut its refinancing rate from 0.25% to 0.15% and slashed its deposit rate, payable on banks’ deposits with the ECB, to -0.10%, making it the first central bank to offer negative interest rates. The biggest news, however, was the announcement of a new loan facility designed to encourage bank lending. The loans will be structured so that the more banks lend to companies, the more cheaply they will be able to borrow funds from the ECB.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Industrials and Financials sectors hurt the Portfolio’s relative returns. Barrett Business Services and Ocwen Financial were the top detractors. The stock price of Barrett Business Services trended downward after the company reported first quarter revenue and earnings numbers that were below market expectations. The company reported an EPS of ($0.50) for the quarter, down 39% year-over-year. Additionally, the stock price of Ocwen Financial trended lower after the New York Department of Financial Services put a hold on Ocwen’s deal with Wells Fargo regarding the purchase of mortgage-servicing rights. During the period, the company also reported first quarter results that were below market expectations.

Alternatively, stock selection in the Consumer Staples and Telecom Services sectors aided the Portfolio’s relative returns. Spansion and Rite Aid were the top contributors. The stock price of Spansion rallied after the company reported fourth quarter 2013 and first quarter 2014 results. For the first quarter of 2014, the company reported revenue of $311.8 million, up 64.5% year-over-year. Additionally, the stock price of the U.S. retail drugstore chain Rite Aid rallied after the company reported strong first quarter earnings results. Management also raised its earnings guidance as a result of strong same-store-sales growth, which was reported at 5% versus a consensus estimate of 2.9%.

From a proprietary attribution standpoint, the alpha model, the team’s quantitative ranking model, as well as Sector Selection, made the most meaningful contributions to performance. Alternatively, risk factors and stock selection detracted during the period. From a factor perspective, valuation continued to lead the charge, contributing largely to the alpha model’s performance. We continued to see earning quality and deployment of capital (management quality) have little to no impact on the model. In regards to the top contributors, Rite Aid and Spansion, both stocks ranked the most attractive in our models on valuation. In regards to the top detractors, Barrett Business Services also looked quite attractive in our model on valuation, while Ocwen Financial looked particularly attractive on its deployment of capital rankings.

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of period end, our largest relative sector overweights were in the Information Technology and Industrials sectors, and our largest relative underweights were in the Financials and the Consumer Discretionary sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	3.73	22.04	16.83	9.60
Class B	3.62	21.77	16.54	8.39
Russell 2000 Value Index	4.20	22.54	19.88	8.64

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Portland General Electric Co.	1.2
TiVo, Inc.	1.1
Dana Holding Corp.	1.1
CYS Investments, Inc.	1.1
Helix Energy Solutions Group, Inc.	1.1
Iconix Brand Group, Inc.	1.0
Rite Aid Corp.	1.0
Spansion, Inc. - Class A	0.9
CNO Financial Group, Inc.	0.9
Minerals Technologies, Inc.	0.9

Top Sectors

% of Net Assets
Financials	35.0
Industrials	13.6
Information Technology	11.8
Consumer Discretionary	9.5
Energy	6.8
Utilities	5.8
Health Care	5.0
Materials	3.9
Consumer Staples	3.1
Telecommunication Services	0.7

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.73%	$1,000.00	$1,037.30	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B(a)	Actual	0.98%	$1,000.00	$1,036.20	$4.95
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—95.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	219,900	$6,060,444
Engility Holdings, Inc. (a)	83,600	3,198,536

		9,258,980

Airlines—0.7%
Alaska Air Group, Inc.	15,700	1,492,285
Republic Airways Holdings, Inc. (a)	101,000	1,094,840
SkyWest, Inc.	167,300	2,044,406

		4,631,531

Auto Components—1.4%
Dana Holding Corp.	309,100	7,548,222
Fuel Systems Solutions, Inc. (a)	33,100	368,734
Stoneridge, Inc. (a)	95,900	1,028,048
Superior Industries International, Inc.	51,200	1,055,744

		10,000,748

Banks—13.9%
1st Source Corp. (b)	38,001	1,163,591
1st United Bancorp, Inc.	8,900	76,718
American National Bankshares, Inc. (b)	2,600	56,498
Bancfirst Corp. (b)	28,000	1,733,200
BancorpSouth, Inc. (b)	144,400	3,547,908
Bank of Hawaii Corp.	63,300	3,715,077
Banner Corp.	23,900	947,157
BBCN Bancorp, Inc.	136,600	2,178,770
Bridge Capital Holdings (a)	7,500	181,575
Capital Bank Financial Corp. - Class A (a)	62,900	1,485,069
Cascade Bancorp (a)	32,871	171,258
Cathay General Bancorp	79,700	2,037,132
Central Pacific Financial Corp.	119,201	2,366,140
Century Bancorp, Inc. - Class A	3,200	113,088
Chemical Financial Corp.	28,000	786,240
Citizens & Northern Corp. (b)	7,600	148,124
City Holding Co. (b)	55,909	2,522,614
CoBiz Financial, Inc.	37,940	408,614
Columbia Banking System, Inc.	21,200	557,772
Community Bank System, Inc. (b)	52,400	1,896,880
Community Trust Bancorp, Inc.	47,216	1,615,731
ConnectOne Bancorp, Inc. (a)	8,206	157,801
Cullen/Frost Bankers, Inc. (b)	1,300	103,246
East West Bancorp, Inc.	6,428	224,916
Financial Institutions, Inc.	26,999	632,316
First Bancorp (b)	11,800	216,530
First Bancorp/Puerto Rico (a)	249,700	1,358,368
First Busey Corp.	160,700	933,667
First Citizens BancShares, Inc. - Class A	3,200	784,000
First Commonwealth Financial Corp.	512,300	4,723,406
First Community Bancshares, Inc.	9,600	137,568
First Financial Bankshares, Inc. (b)	29,200	916,004
First Interstate Bancsystem, Inc.	44,900	1,220,382
First Merchants Corp.	3,900	82,446
FirstMerit Corp.	12,600	248,850
Flushing Financial Corp.	44,300	910,365
FNB Corp. (b)	179,900	2,306,318

Banks—(Continued)
Glacier Bancorp, Inc. (b)	82,100	2,329,998
Great Southern Bancorp, Inc.	14,200	455,110
Guaranty Bancorp (b)	10,300	143,170
Hancock Holding Co.	128,600	4,542,152
Heartland Financial USA, Inc.	21,083	521,383
Heritage Financial Corp.	9,434	151,793
Hudson Valley Holding Corp. (b)	20,232	365,188
Lakeland Bancorp, Inc.	24,045	259,686
Lakeland Financial Corp.	10,900	415,944
MainSource Financial Group, Inc.	78,104	1,347,294
MB Financial, Inc.	46,400	1,255,120
Metro Bancorp, Inc. (a)	22,900	529,448
National Penn Bancshares, Inc.	18,300	193,614
OFG Bancorp	217,645	4,006,844
OmniAmerican Bancorp, Inc.	14,644	366,100
Pacific Continental Corp.	30,385	417,186
PacWest Bancorp	60,200	2,598,834
Preferred Bank (a)	12,500	295,500
Republic Bancorp, Inc. - Class A	7,700	182,644
S&T Bancorp, Inc. (b)	8,500	211,225
Sierra Bancorp (b)	6,800	107,440
Simmons First National Corp. - Class A	29,200	1,150,188
Southwest Bancorp, Inc.	64,300	1,096,958
Stock Yards Bancorp, Inc.	4,900	146,510
Suffolk Bancorp (a)	6,800	151,708
Susquehanna Bancshares, Inc.	282,600	2,984,256
SVB Financial Group (a)	15,700	1,830,934
TCF Financial Corp.	170,400	2,789,448
Tompkins Financial Corp.	15,359	739,997
Trustmark Corp.	55,600	1,372,764
UMB Financial Corp. (b)	72,300	4,583,097
Umpqua Holdings Corp.	230,461	4,129,861
Union Bankshares Corp.	169,574	4,349,573
Univest Corp. of Pennsylvania	6,300	130,410
Valley National Bancorp (b)	24,000	237,840
Washington Trust Bancorp, Inc. (b)	14,700	540,519
Webster Financial Corp.	43,200	1,362,528
West Bancorp, Inc. (b)	16,220	247,031
Westamerica Bancorp (b)	53,100	2,776,068
Wilshire Bancorp, Inc.	267,800	2,750,306

		96,731,008

Biotechnology—1.5%
Adamas Pharmaceuticals, Inc. (a)	6,300	115,164
Agios Pharmaceuticals, Inc. (a) (b)	32,200	1,475,404
Alnylam Pharmaceuticals, Inc. (a)	500	31,585
Applied Genetic Technologies Corp. (a) (b)	10,300	237,930
Ardelyx, Inc. (a) (b)	31,200	498,264
Auspex Pharmaceuticals, Inc. (a) (b)	43,300	964,291
Cara Therapeutics, Inc. (a) (b)	37,300	634,846
Dicerna Pharmaceuticals, Inc. (a) (b)	21,800	492,026
Eleven Biotherapeutics, Inc. (a) (b)	32,200	424,396
Epizyme, Inc. (a) (b)	15,900	494,808
Flexion Therapeutics, Inc. (a) (b)	33,300	448,884
Foundation Medicine, Inc. (a) (b)	7,700	207,592
Insmed, Inc. (a) (b)	55,800	1,114,884

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Karyopharm Therapeutics, Inc. (a) (b)	7,400	$344,470
Kite Pharma, Inc. (a) (b)	13,800	399,096
MacroGenics, Inc. (a)	18,300	397,659
Ohr Pharmaceutical, Inc. (a)	1,900	18,069
Radius Health, Inc. (a) (b)	50,500	656,500
Ultragenyx Pharmaceutical, Inc. (a) (b)	14,900	668,861
Verastem, Inc. (a) (b)	45,100	408,606
Zafgen, Inc. (a)	13,000	257,140

		10,290,475

Building Products—0.7%
Gibraltar Industries, Inc. (a)	163,100	2,529,681
PGT, Inc. (a)	170,700	1,445,829
Trex Co., Inc. (a) (b)	27,600	795,432

		4,770,942

Capital Markets—1.1%
Arlington Asset Investment Corp. - Class A (b)	39,900	1,090,467
Cowen Group, Inc. - Class A (a)	91,000	384,020
GAMCO Investors, Inc. - Class A	13,285	1,103,319
Investment Technology Group, Inc. (a)	177,900	3,002,952
Janus Capital Group, Inc. (b)	26,000	324,480
Moelis & Co. (a) (b)	11,100	373,071
Oppenheimer Holdings, Inc. - Class A	21,709	520,799
Piper Jaffray Cos. (a) (b)	18,400	952,568

		7,751,676

Chemicals—1.4%
Minerals Technologies, Inc.	94,700	6,210,426
Olin Corp. (b)	91,600	2,465,872
Tredegar Corp.	61,925	1,449,664

		10,125,962

Commercial Services & Supplies—3.2%
ABM Industries, Inc.	67,800	1,829,244
ACCO Brands Corp. (a)	392,901	2,518,495
ARC Document Solutions, Inc. (a)	290,171	1,700,402
Cenveo, Inc. (a) (b)	725,807	2,692,744
Ennis, Inc.	9,600	146,496
G&K Services, Inc. - Class A	27,600	1,437,132
HNI Corp. (b)	45,500	1,779,505
Kimball International, Inc. - Class B	28,400	474,848
Quad/Graphics, Inc.	111,707	2,498,886
RR Donnelley & Sons Co.	64,360	1,091,546
Steelcase, Inc. - Class A	97,000	1,467,610
United Stationers, Inc. (b)	116,900	4,847,843

		22,484,751

Communications Equipment—1.3%
Bel Fuse, Inc. - Class B	14,033	360,227
Black Box Corp.	56,492	1,324,173
Calix, Inc. (a)	32,400	265,032
Ciena Corp. (a) (b)	94,900	2,055,534
Clearfield, Inc. (a)	7,300	122,567
Comtech Telecommunications Corp.	101,362	3,783,843

Communications Equipment—(Continued)
Harmonic, Inc. (a)	148,400	1,107,064
Oplink Communications, Inc. (a) (b)	13,138	222,952

		9,241,392

Construction & Engineering—1.2%
Argan, Inc.	61,766	2,303,254
Comfort Systems USA, Inc.	54,300	857,940
EMCOR Group, Inc.	118,000	5,254,540
Orion Marine Group, Inc. (a)	19,900	215,517

		8,631,251

Consumer Finance—0.9%
Nelnet, Inc. - Class A	42,500	1,760,775
World Acceptance Corp. (a) (b)	56,700	4,306,932

		6,067,707

Containers & Packaging—0.6%
Graphic Packaging Holding Co. (a)	243,500	2,848,950
Myers Industries, Inc.	57,300	1,151,157

		4,000,107

Diversified Consumer Services—0.4%
2U, Inc. (a)	30,700	516,067
Chegg, Inc. (a) (b)	19,500	137,280
K12, Inc. (a)	46,700	1,124,069
ServiceMaster Global Holdings, Inc. (a)	45,700	833,111

		2,610,527

Diversified Financial Services—0.2%
Marlin Business Services Corp.	44,174	803,525
NewStar Financial, Inc. (a)	8,800	123,728
PHH Corp. (a) (b)	29,000	666,420
Resource America, Inc. - Class A (b)	13,868	129,666

		1,723,339

Diversified Telecommunication Services—0.7%
Fairpoint Communications, Inc. (a) (b)	44,700	624,459
Inteliquent, Inc.	213,500	2,961,245
magicJack VocalTec, Ltd. (a) (b)	17,849	269,877
Vonage Holdings Corp. (a)	206,900	775,875

		4,631,456

Electric Utilities—2.5%
El Paso Electric Co.	114,605	4,608,267
PNM Resources, Inc.	54,900	1,610,217
Portland General Electric Co. (b)	237,400	8,230,658
Unitil Corp.	20,000	676,600
UNS Energy Corp. (b)	39,100	2,362,031

		17,487,773

Electrical Equipment—0.2%
LSI Industries, Inc.	54,665	436,227
Polypore International, Inc. (a)	6,900	329,337

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Powell Industries, Inc.	6,700	$438,046

		1,203,610

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc.	6,700	670,469
Benchmark Electronics, Inc. (a)	147,500	3,758,300
Checkpoint Systems, Inc. (a)	47,543	665,127
Cognex Corp. (a)	19,400	744,960
Coherent, Inc. (a)	37,200	2,461,524
Insight Enterprises, Inc. (a)	42,500	1,306,450
Multi-Fineline Electronix, Inc. (a)	5,400	59,616
Newport Corp. (a)	60,000	1,110,000
ScanSource, Inc. (a)	39,200	1,492,736
Tech Data Corp. (a)	30,500	1,906,860
Uni-Pixel, Inc. (a)	200	1,608
Vishay Intertechnology, Inc. (b)	54,700	847,303

		15,024,953

Energy Equipment & Services—3.0%
Dawson Geophysical Co.	26,162	749,541
Exterran Holdings, Inc. (b)	94,200	4,238,058
Helix Energy Solutions Group, Inc. (a)	285,100	7,500,981
Key Energy Services, Inc. (a) (b)	19,300	176,402
Mitcham Industries, Inc. (a)	8,300	116,034
Natural Gas Services Group, Inc. (a)	25,337	837,641
Parker Drilling Co. (a)	119,700	780,444
Pioneer Energy Services Corp. (a)	178,100	3,123,874
SEACOR Holdings, Inc. (a) (b)	43,100	3,544,975

		21,067,950

Food & Staples Retailing—1.3%
Pantry, Inc. (The) (a)	3,500	56,700
Rite Aid Corp. (a)	991,200	7,106,904
Roundy’s, Inc.	165,100	909,701
SpartanNash Co.	32,700	687,027

		8,760,332

Food Products—0.8%
Chiquita Brands International, Inc. (a)	168,700	1,830,395
Farmer Bros Co. (a)	9,400	203,134
Fresh Del Monte Produce, Inc. (b)	40,000	1,226,000
John B Sanfilippo & Son, Inc. (b)	3,000	79,410
Pinnacle Foods, Inc.	58,400	1,921,360
Seneca Foods Corp. - Class A (a)	8,200	250,920

		5,511,219

Gas Utilities—1.6%
AGL Resources, Inc.	32,800	1,804,984
Chesapeake Utilities Corp.	7,900	563,507
Laclede Group, Inc. (The) (b)	99,339	4,822,908
Piedmont Natural Gas Co., Inc.	17,700	662,157
Southwest Gas Corp.	58,100	3,067,099

		10,920,655

Health Care Equipment & Supplies—1.3%
Inogen, Inc. (a) (b)	15,700	354,192
K2M Group Holdings, Inc. (a) (b)	23,000	342,240
NuVasive, Inc. (a)	58,642	2,085,896
PhotoMedex, Inc. (a) (b)	124,900	1,530,025
SurModics, Inc. (a)	78,986	1,691,880
Symmetry Medical, Inc. (a)	80,900	716,774
Thoratec Corp. (a)	71,000	2,475,060
TriVascular Technologies, Inc. (a) (b)	14,600	227,322

		9,423,389

Health Care Providers & Services—1.5%
Amedisys, Inc. (a) (b)	166,600	2,788,884
Centene Corp. (a)	32,100	2,427,081
Cross Country Healthcare, Inc. (a)	256,500	1,672,380
LHC Group, Inc. (a) (b)	37,300	797,101
PharMerica Corp. (a)	73,200	2,092,788
Providence Service Corp. (The) (a)	6,400	234,176
Triple-S Management Corp. - Class B (a) (b)	43,400	778,162

		10,790,572

Health Care Technology—0.0%
Imprivata, Inc. (a)	8,700	142,506

Hotels, Restaurants & Leisure—0.8%
Biglari Holdings, Inc. (a)	4,721	1,996,842
Einstein Noah Restaurant Group, Inc.	22,522	361,703
Isle of Capri Casinos, Inc. (a)	83,741	716,823
Jack in the Box, Inc.	7,300	436,832
La Quinta Holdings, Inc. (a)	49,000	937,860
Ruth’s Hospitality Group, Inc.	105,400	1,301,690
Scientific Games Corp. - Class A (a)	12,700	141,224

		5,892,974

Household Durables—0.6%
Cavco Industries, Inc. (a) (b)	5,400	460,620
Century Communities, Inc. (a) (b)	17,700	392,055
CSS Industries, Inc.	33,351	879,466
GoPro, Inc. - Class A (a)	10,600	429,830
Leggett & Platt, Inc. (b)	36,700	1,258,076
Lifetime Brands, Inc.	12,200	191,784
NACCO Industries, Inc. - Class A	13,300	672,980

		4,284,811

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	161,800	1,488,560

Independent Power and Renewable Electricity Producers—0.3%
Atlantic Power Corp. (b)	431,500	1,769,150
Dynegy, Inc. (a)	16,800	584,640

		2,353,790

Insurance—4.5%
American Equity Investment Life Holding Co. (b)	147,900	3,638,340
Arch Capital Group, Ltd. (a)	13,156	755,681
Argo Group International Holdings, Ltd.	43,240	2,209,996

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
CNO Financial Group, Inc.	349,000	$6,212,200
Global Indemnity plc (a)	4,500	116,955
Hallmark Financial Services, Inc. (a) (b)	28,521	306,601
Horace Mann Educators Corp.	90,611	2,833,406
Meadowbrook Insurance Group, Inc. (b)	73,502	528,479
Platinum Underwriters Holdings, Ltd.	79,700	5,168,545
Primerica, Inc. (b)	41,900	2,004,915
ProAssurance Corp.	67,700	3,005,880
StanCorp Financial Group, Inc.	24,600	1,574,400
Symetra Financial Corp.	122,100	2,776,554

		31,131,952

Internet & Catalog Retail—0.3%
Coupons.com, Inc. (a) (b)	15,800	415,698
Orbitz Worldwide, Inc. (a)	182,500	1,624,250

		2,039,948

Internet Software & Services—0.6%
Amber Road, Inc. (a) (b)	11,700	188,721
Benefitfocus, Inc. (a) (b)	39,500	1,825,690
Five9, Inc. (a) (b)	19,600	141,120
IntraLinks Holdings, Inc. (a)	242,148	2,152,696
OPOWER, Inc. (a)	1,100	20,735
Q2 Holdings, Inc. (a) (b)	1,900	27,094
Xoom Corp. (a)	6,700	176,612

		4,532,668

IT Services—2.1%
CSG Systems International, Inc.	50,400	1,315,944
Euronet Worldwide, Inc. (a) (b)	1,086	52,389
EVERTEC, Inc.	13,400	324,816
Global Cash Access Holdings, Inc. (a)	121,800	1,084,020
Hackett Group, Inc. (The)	22,500	134,325
ManTech International Corp. - Class A	49,400	1,458,288
MoneyGram International, Inc. (a)	190,600	2,807,538
NeuStar, Inc. - Class A (a)	110,379	2,872,062
Sykes Enterprises, Inc. (a)	38,265	831,498
Unisys Corp. (a)	143,100	3,540,294
Vantiv, Inc. - Class A (a)	12,000	403,440

		14,824,614

Machinery—2.9%
AGCO Corp.	36,700	2,063,274
Briggs & Stratton Corp. (b)	202,950	4,152,357
Douglas Dynamics, Inc.	102,042	1,797,980
Federal Signal Corp.	77,100	1,129,515
FreightCar America, Inc.	20,600	515,824
Hurco Cos., Inc.	24,882	701,673
Hyster-Yale Materials Handling, Inc.	26,500	2,346,310
Kadant, Inc.	50,807	1,953,529
Middleby Corp. (The) (a)	300	24,816
Mueller Industries, Inc.	22,200	652,902
Mueller Water Products, Inc. - Class A	113,800	983,232
Standex International Corp.	34,457	2,566,357
Wabash National Corp. (a) (b)	71,400	1,017,450

Machinery—(Continued)
Watts Water Technologies, Inc. - Class A	8,100	500,013

		20,405,232

Marine—0.2%
Baltic Trading, Ltd.	16,600	99,268
International Shipholding Corp. (b)	22,536	516,525
Matson, Inc.	22,669	608,436

		1,224,229

Media—0.9%
AH Belo Corp. - Class A	15,700	186,045
Entercom Communications Corp. - Class A (a) (b)	69,960	750,671
Journal Communications, Inc. - Class A (a)	132,447	1,174,805
Lee Enterprises, Inc. (a)	90,900	404,505
Markit, Ltd. (a)	60,000	1,618,800
McClatchy Co. (The) - Class A (a)	135,100	749,805
Saga Communications, Inc. - Class A	3,535	151,015
Sizmek, Inc. (a)	131,800	1,256,054

		6,291,700

Metals & Mining—1.1%
A.M. Castle & Co. (a) (b)	67,600	746,304
Ampco-Pittsburgh Corp. (b)	2,300	52,762
Coeur Mining, Inc. (a)	103,800	952,884
Olympic Steel, Inc. (b)	22,400	554,400
Schnitzer Steel Industries, Inc. - Class A (b)	15,300	398,871
Worthington Industries, Inc.	120,500	5,186,320

		7,891,541

Multi-Utilities—1.3%
Avista Corp. (b)	133,000	4,458,160
NorthWestern Corp.	86,233	4,500,500

		8,958,660

Multiline Retail—0.9%
Bon-Ton Stores, Inc. (The) (b)	61,954	638,746
Dillard’s, Inc. - Class A	48,000	5,597,280

		6,236,026

Oil, Gas & Consumable Fuels—3.8%
Adams Resources & Energy, Inc.	1,000	78,130
Alon USA Energy, Inc.	32,818	408,256
Cloud Peak Energy, Inc. (a)	208,400	3,838,728
Energy XXI Bermuda, Ltd.	48,508	1,146,244
Equal Energy, Ltd.	15,300	82,926
Frontline, Ltd. (a) (b)	82,900	242,068
Green Plains, Inc. (b)	51,000	1,676,370
Memorial Resource Development Corp. (a)	19,000	462,840
Midstates Petroleum Co., Inc. (a)	134,900	975,327
Pacific Ethanol, Inc. (a)	13,300	203,357
Panhandle Oil and Gas, Inc. - Class A (b)	6,106	342,119
Parsley Energy, Inc. - Class A (a)	11,800	284,026
Penn Virginia Corp. (a) (b)	282,800	4,793,460
Renewable Energy Group, Inc. (a)	45,700	524,179

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
REX American Resources Corp. (a)	24,400	$1,788,764
Stone Energy Corp. (a)	63,800	2,985,202
VAALCO Energy, Inc. (a)	125,200	905,196
W&T Offshore, Inc. (b)	106,500	1,743,405
Warren Resources, Inc. (a)	74,448	461,578
Western Refining, Inc. (b)	90,000	3,379,500
Westmoreland Coal Co. (a)	9,600	348,288

		26,669,963

Paper & Forest Products—0.8%
Domtar Corp.	48,800	2,091,080
PH Glatfelter Co.	18,300	485,499
Resolute Forest Products, Inc. (a)	50,300	844,034
Schweitzer-Mauduit International, Inc.	43,227	1,887,291

		5,307,904

Pharmaceuticals—0.6%
Achaogen, Inc. (a)	7,700	107,492
Amphastar Pharmaceuticals, Inc. (a) (b)	77,100	771,771
Egalet Corp. (a) (b)	21,000	275,520
Phibro Animal Health Corp. - Class A (a)	30,700	673,865
Questcor Pharmaceuticals, Inc. (b)	13,900	1,285,611
Revance Therapeutics, Inc. (a) (b)	23,000	782,000
ZS Pharma, Inc. (a) (b)	7,500	215,625

		4,111,884

Professional Services—1.6%
Barrett Business Services, Inc.	61,860	2,907,420
FTI Consulting, Inc. (a) (b)	151,600	5,733,512
Paylocity Corp. (a) (b)	12,900	279,027
RPX Corp. (a)	69,400	1,231,850
VSE Corp.	11,602	815,853

		10,967,662

Real Estate Investment Trusts—12.2%
American Assets Trust, Inc.	8,900	307,495
Anworth Mortgage Asset Corp.	900,766	4,647,952
Apartment Investment & Management Co. - Class A	75,900	2,449,293
Ashford Hospitality Prime, Inc.	50,639	868,965
Ashford Hospitality Trust, Inc.	252,795	2,917,254
Capstead Mortgage Corp. (b)	418,558	5,504,038
CBL & Associates Properties, Inc.	161,800	3,074,200
Chambers Street Properties (b)	186,900	1,502,676
Coresite Realty Corp. (b)	128,700	4,256,109
CubeSmart	212,000	3,883,840
CYS Investments, Inc. (b)	835,500	7,536,210
DCT Industrial Trust, Inc.	735,900	6,041,739
DiamondRock Hospitality Co.	122,900	1,575,578
Education Realty Trust, Inc.	101,400	1,089,036
EPR Properties	29,000	1,620,230
FelCor Lodging Trust, Inc.	273,869	2,878,363
First Industrial Realty Trust, Inc.	48,600	915,624
First Potomac Realty Trust	188,200	2,469,184
Getty Realty Corp. (b)	31,836	607,431
Gladstone Commercial Corp. (b)	28,300	505,721

Real Estate Investment Trusts—(Continued)
Government Properties Income Trust (b)	71,800	1,823,002
Highwoods Properties, Inc.	22,500	943,875
Home Properties, Inc.	25,400	1,624,584
Hospitality Properties Trust	61,500	1,869,600
LaSalle Hotel Properties	30,600	1,079,874
LTC Properties, Inc.	38,100	1,487,424
Mid-America Apartment Communities, Inc.	5,632	411,418
Parkway Properties, Inc.	58,200	1,201,830
Pebblebrook Hotel Trust	49,600	1,833,216
Pennsylvania Real Estate Investment Trust	88,100	1,658,042
Potlatch Corp.	117,400	4,860,360
PS Business Parks, Inc.	13,800	1,152,162
RAIT Financial Trust (b)	364,700	3,016,069
Redwood Trust, Inc. (b)	76,400	1,487,508
Strategic Hotels & Resorts, Inc. (a)	29,300	343,103
Sunstone Hotel Investors, Inc.	166,900	2,491,817
Taubman Centers, Inc.	5,300	401,793
Washington Real Estate Investment Trust (b)	113,600	2,951,328

		85,287,943

Real Estate Management & Development—1.2%
Alexander & Baldwin, Inc.	79,000	3,274,550
Altisource Asset Management Corp. (a)	500	361,530
Forestar Group, Inc. (a) (b)	59,300	1,132,037
St. Joe Co. (The) (a) (b)	140,400	3,570,372

		8,338,489

Road & Rail—1.0%
AMERCO	1,800	523,368
ArcBest Corp.	82,900	3,606,979
Celadon Group, Inc.	19,300	411,476
Heartland Express, Inc. (b)	3,500	74,690
PAM Transportation Services, Inc. (a)	4,900	137,004
Quality Distribution, Inc. (a)	86,900	1,291,334
Saia, Inc. (a)	12,196	535,770
USA Truck, Inc. (a)	15,129	281,248

		6,861,869

Semiconductors & Semiconductor Equipment—3.1%
Amkor Technology, Inc. (a)	182,400	2,039,232
Cirrus Logic, Inc. (a) (b)	33,091	752,489
DSP Group, Inc. (a)	108,487	921,055
First Solar, Inc. (a) (b)	39,700	2,821,082
GT Advanced Technologies, Inc. (a) (b)	55,500	1,032,300
IXYS Corp.	25,700	316,624
Pericom Semiconductor Corp. (a)	30,500	275,720
Photronics, Inc. (a) (b)	118,000	1,014,800
RF Micro Devices, Inc. (a) (b)	220,400	2,113,636
Spansion, Inc. - Class A (a)	307,000	6,468,490
SunPower Corp. (a) (b)	52,100	2,135,058
Ultra Clean Holdings, Inc. (a)	48,800	441,640
Xcerra Corp. (a)	177,839	1,618,335

		21,950,461

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—2.2%
A10 Networks, Inc. (a)	70,400	$936,320
Actuate Corp. (a)	55,379	264,158
Aspen Technology, Inc. (a)	53,300	2,473,120
Fair Isaac Corp.	24,600	1,568,496
Paycom Software, Inc. (a) (b)	21,600	315,144
Rubicon Project, Inc. (The) (a) (b)	18,100	232,404
Take-Two Interactive Software, Inc. (a)	60,082	1,336,223
TeleCommunication Systems, Inc. - Class A (a)	59,600	196,084
TiVo, Inc. (a)	590,500	7,623,355
Varonis Systems, Inc. (a) (b)	6,200	179,862

		15,125,166

Specialty Retail—2.9%
Barnes & Noble, Inc. (a) (b)	246,700	5,622,293
Brown Shoe Co., Inc.	118,700	3,396,007
Children’s Place, Inc. (The) (b)	104,600	5,191,298
Guess?, Inc.	66,200	1,787,400
hhgregg, Inc. (a) (b)	407,500	4,144,275
Michaels Cos., Inc. (The) (a)	19,000	323,950

		20,465,223

Technology Hardware, Storage & Peripherals—0.3%
Avid Technology, Inc. (a) (b)	178,584	1,321,522
QLogic Corp. (a)	45,300	457,077

		1,778,599

Textiles, Apparel & Luxury Goods—1.3%
Iconix Brand Group, Inc. (a) (b)	169,100	7,261,154
Unifi, Inc. (a)	61,881	1,703,584

		8,964,738

Thrifts & Mortgage Finance—1.0%
BankFinancial Corp. (b)	8,485	94,693
Beneficial Mutual Bancorp, Inc. (a)	37,600	509,856
Charter Financial Corp. (b)	57,100	633,810
ESB Financial Corp. (b)	11,500	148,810
Fox Chase Bancorp, Inc.	10,500	177,030
Kearny Financial Corp. (a) (b)	5,700	86,298
OceanFirst Financial Corp.	21,800	361,008
Ocwen Financial Corp. (a) (b)	102,200	3,791,620
Territorial Bancorp, Inc.	6,200	129,456
United Financial Bancorp, Inc.	37,500	508,125
WSFS Financial Corp.	9,865	726,754

		7,167,460

Tobacco—0.8%
Alliance One International, Inc. (a)	73,000	182,500
Universal Corp. (b)	101,067	5,594,058

		5,776,558

Trading Companies & Distributors—0.7%
Applied Industrial Technologies, Inc.	95,598	4,849,686

Water Utilities—0.1%
California Water Service Group	24,900	602,580

Total Common Stocks (Cost $563,806,438)		665,067,701

U.S. Treasury & Government Agencies—0.4%

U.S. Treasury—0.4%
U.S. Treasury Notes 0.250%, 11/30/14 (c) (Cost $2,847,809)	2,845,000	2,846,889

Short-Term Investments—26.2%

Mutual Fund—21.8%
State Street Navigator Securities Lending MET Portfolio (d)	152,060,127	152,060,127

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $30,689,922 on 07/01/14, collateralized by $31,190,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $31,306,963.	30,689,922	30,689,922

Total Short-Term Investments (Cost $182,750,049)		182,750,049

Total Investments—121.8% (Cost $749,404,296) (e)		850,664,639
Other assets and liabilities (net)—(21.8)%		(152,534,684)

Net Assets—100.0%		$698,129,955

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $153,806,858 and the collateral received consisted of cash in the amount of $152,060,127 and non-cash collateral with a value of $5,795,448. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $1,631,082.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $749,404,296. The aggregate unrealized appreciation and depreciation of investments were $118,587,624 and $(17,327,281), respectively, resulting in net unrealized appreciation of $101,260,343.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/19/14	271	USD	31,523,792	$733,338

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$665,067,701	$—	$—	$665,067,701
Total U.S. Treasury & Government Agencies*	—	2,846,889	—	2,846,889
Short-Term Investments
Mutual Fund	152,060,127	—	—	152,060,127
Repurchase Agreement	—	30,689,922	—	30,689,922
Total Short-Term Investments	152,060,127	30,689,922	—	182,750,049
Total Investments	$817,127,828	$33,536,811	$—	$850,664,639

Collateral for securities loaned (Liability)	$—	$(152,060,127)	$—	$(152,060,127)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$733,338	$—	$—	$733,338

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$850,664,639
Receivable for:
Investments sold	19,580,558
Fund shares sold	9,811
Dividends and interest	1,225,546
Variation margin on futures contracts	224,930

Total Assets	871,705,484
Liabilities
Due to custodian	9,440
Collateral for securities loaned	152,060,127
Payables for:
Investments purchased	20,599,652
Fund shares redeemed	377,138
Accrued expenses:
Management fees	384,217
Distribution and service fees	6,448
Deferred trustees’ fees	58,994
Other expenses	79,513

Total Liabilities	173,575,529

Net Assets	$698,129,955

Net assets consist of:
Paid in surplus	$555,586,918
Undistributed net investment income	3,992,086
Accumulated net realized gain	36,557,271
Unrealized appreciation on investments, futures contracts and foreign currency transactions	101,993,680

Net Assets	$698,129,955

Net Assets
Class A	$666,223,860
Class B	31,906,095
Capital Shares Outstanding*
Class A	37,152,267
Class B	1,791,226
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.93
Class B	17.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $749,404,296.
(b)	Includes securities loaned at value of $153,806,858.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$6,731,026
Interest	1,657
Securities lending income	492,316

Total investment income	7,224,999

Expenses
Management fees	2,804,584
Administration fees	8,715
Custodian and accounting fees	60,994
Distribution and service fees—Class B	38,050
Audit and tax services	19,140
Legal	24,587
Trustees’ fees and expenses	22,085
Shareholder reporting	20,605
Insurance	2,282
Miscellaneous	3,572

Total expenses	3,004,614
Less management fee waiver	(322,609)

Net expenses	2,682,005

Net Investment Income	4,542,994

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	38,589,672
Futures contracts	(17,799)
Foreign currency transactions	855

Net realized gain	38,572,728

Net change in unrealized appreciation (depreciation) on:
Investments	(20,312,287)
Futures contracts	468,468
Foreign currency transactions	(43)

Net change in unrealized depreciation	(19,843,862)

Net realized and unrealized gain	18,728,866

Net Increase in Net Assets From Operations	$23,271,860

(a)	Net of foreign withholding taxes of $18,450.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,542,994	$7,670,608
Net realized gain	38,572,728	97,079,961
Net change in unrealized appreciation (depreciation)	(19,843,862)	77,686,840

Increase in net assets from operations	23,271,860	182,437,409

From Distributions to Shareholders
Net investment income
Class A	(8,011,314)	(4,693,106)
Class B	(267,345)	(137,094)
Net realized capital gains
Class A	(87,679,384)	0
Class B	(3,695,921)	0

Total distributions	(99,653,964)	(4,830,200)

Increase (decrease) in net assets from capital share transactions	(2,388,265)	196,541,571

Total increase (decrease) in net assets	(78,770,369)	374,148,780

Net Assets
Beginning of period	776,900,324	402,751,544

End of period	$698,129,955	$776,900,324

Undistributed net investment income
End of period	$3,992,086	$7,727,751

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,123,745	$37,021,088	17,042,620	$281,210,557
Reinvestments	5,675,605	95,690,698	295,536	4,693,106
Redemptions	(8,071,105)	(138,807,917)	(4,947,996)	(87,090,034)

Net increase (decrease)	(271,755)	$(6,096,131)	12,390,160	$198,813,629

Class B
Sales	95,160	$1,747,510	215,277	$3,745,167
Reinvestments	236,613	3,963,266	8,677	137,094
Redemptions	(108,616)	(2,002,910)	(355,231)	(6,154,319)

Net increase (decrease)	223,157	$3,707,866	(131,277)	$(2,272,058)

Increase (decrease) derived from capital shares transactions		$(2,388,265)		$196,541,571

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.93		$15.07	$13.14	$14.85	$12.52	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.21	0.21	0.15	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.46		4.77	1.84	(1.62)	2.26	2.70

Total from investment operations	0.58		4.98	2.05	(1.47)	2.44	2.81

Less Distributions
Distributions from net investment income	(0.22)		(0.12)	(0.12)	(0.24)	(0.11)	(0.09)
Distributions from net realized capital gains	(2.36)		0.00	0.00	0.00	0.00	0.00

Total distributions	(2.58)		(0.12)	(0.12)	(0.24)	(0.11)	(0.09)

Net Asset Value, End of Period	$17.93		$19.93	$15.07	$13.14	$14.85	$12.52

Total Return (%) (b)	3.73	(c)	33.25	15.66	(10.12)	19.53	29.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.83	0.84	0.85	0.87	0.89
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.75	0.84	0.85	0.87	0.89
Ratio of net investment income to average net assets (%)	1.26	(d)	1.21	1.44	1.08	1.39	1.07
Portfolio turnover rate (%)	21	(c)	110	38	47	41	60
Net assets, end of period (in millions)	$666.2		$745.9	$377.3	$302.8	$258.5	$209.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.79		$14.97	$13.06	$14.78	$12.48	$9.79

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.16	0.17	0.12	0.16	0.09
Net realized and unrealized gain (loss) on investments	0.46		4.74	1.83	(1.62)	2.24	2.69

Total from investment operations	0.55		4.90	2.00	(1.50)	2.40	2.78

Less Distributions
Distributions from net investment income	(0.17)		(0.08)	(0.09)	(0.22)	(0.10)	(0.09)
Distributions from net realized capital gains	(2.36)		0.00	0.00	0.00	0.00	0.00

Total distributions	(2.53)		(0.08)	(0.09)	(0.22)	(0.10)	(0.09)

Net Asset Value, End of Period	$17.81		$19.79	$14.97	$13.06	$14.78	$12.48

Total Return (%) (b)	3.62	(c)	32.90	15.36	(10.36)	19.25	28.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.08	1.09	1.10	1.12	1.14
Net ratio of expenses to average net assets (%) (e)	0.98	(d)	1.00	1.09	1.10	1.12	1.14
Ratio of net investment income to average net assets (%)	1.04	(d)	0.90	1.18	0.85	1.21	0.79
Portfolio turnover rate (%)	21	(c)	110	38	47	41	60
Net assets, end of period (in millions)	$31.9		$31.0	$25.4	$21.8	$16.3	$7.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFICs), and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $30,689,922, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts* (a)	$733,338

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(17,799)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$468,468

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,717

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$152,610,878	$0	$260,926,380

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $6,665,760 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,804,584	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $50 million
0.100%	$50 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$4,830,200	$3,028,812	$—	$—	$4,830,200	$3,028,812

MIST-20

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$43,555,616	$55,375,599	$120,047,812	$—	$218,979,027

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $5,146,864.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 5.47% and 5.33%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (WGBI)2, returned 6.18% and 5.00%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 5.76%.

MARKET ENVIRONMENT / CONDITIONS

Following an indifferent first quarter, characterized by low growth and mixed returns for the major regions of the world, global markets started to gather some momentum during the second quarter. Equity markets moved higher including a strong performance from emerging markets, which had previously lagged the returns of developed markets over the past year. North American stocks also performed well, as the U.S. has been well ahead of Europe and Japan in terms of economic recovery and growth. As a result, U.S. company earnings have not only been growing faster than other parts of the world, but domestic companies have also been able to return capital to shareholders in the form of stock repurchases and dividends. There was a notable market rotation from “growth to value” in North American markets and, while unfavorable for the Portfolio that has a slight growth bias, this did present a good opportunity to add to some of our holdings and take advantage of temporary price weakness.

Within the bond markets, central banks remained active while the risk appetite of investors remained and yields continued to fall during the first half of 2014. There were several factors at play, including softer-than-expected economic data, due in part to harsh winter weather, continued geopolitical risk and European Central Bank rate cuts. Core countries, including Germany, seemed to have less forward momentum than in the first quarter, while peripheral economies, such as Ireland and Poland, continued to rebound from very weak levels.

Taken as a whole, we see signs of stronger economic growth around the world for perhaps the first time since the financial crisis. Although U.S. gross domestic product data for the first quarter was negative, more recent economic data appears constructive, especially the consistent improvement in employment conditions in the U.S. While Europe has a long road ahead to resume a growth trajectory, low interest rates evident throughout the continent are one important factor in rebuilding consumer and business confidence over the medium term.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Against this backdrop, the Portfolio, with its balanced exposure to both equity and fixed income securities, underperformed the all-equity MSCI World Index. Within the equity portion of the Portfolio, strong absolute performance was not enough to keep pace with the MSCI World Index, primarily due to allocations in emerging markets equities that are not included the index. Stock selection in the Financials, Information Technology, and Consumer Staples sectors, and not having any holdings in the Utilities sector, also detracted from relative performance. The individual names that detracted most from performance were Aberdeen Asset Management, Mail.ru Group, Ltd., and Adidas AG. Shares of U.K. asset manager, Aberdeen, dropped due to considerable investor outflows from its emerging markets and global equity strategies. The position was sold into a period of price recovery toward the end of the first quarter as we thought emerging markets and thereby Aberdeen’s relative product performance and investor flows would remain under some pressure. Mail.ru suffered over the past six months as investors feared for Russian economic stability due to the conflict in Ukraine. After several trims to the position, we completely liquidated holdings of Russian internet provider Mail.ru due to sovereign risk. Adidas, a global footwear and apparel company, has recently lost a bit of near-term market share to Nike. However, this does not change our fundamental view on the company and its prospects on a long-term basis.

On the positive side, strong stock selection in the Healthcare and Consumer Discretionary sectors, combined with a relative underweight to developed Asia, proved beneficial to the Portfolio in the first half of the year. The individual holdings that contributed most to overall performance were Shire plc, Schlumberger, and Covidien plc. Specialty drug maker, Shire plc, announced in late June that they had rejected three takeover attempts from U.S. pharmaceutical company Abbvie, Inc., with the most recent offer at $46.5 billion. Shire management believes this offer undervalues the company given its strong portfolio of ADHD (Attention Deficit Hyperactivity Disorder) medications and drugs that treat rare diseases. Negotiations between the two companies are still ongoing. Schlumberger, an oil and gas services company, also performed well in anticipation, and delivery of, a strong investor conference, which is held every three years. We were favorably inclined in the outlook management provided detailing 2017 guidance for several financial metrics, including an earnings range of $9-10 per share. Medtronic’s offer to purchase Covidien, a global medical equipment company, for a combination of cash and stock led to a revaluation in the shares during the second quarter.

For the fixed income portion of the Portfolio, security selection and sector allocation were the primary drivers of outperformance during the period. In particular, the Portfolio’s allocation to corporate bonds from the U.S. and select emerging market countries such as Brazil and India drove return. The top contributing industries were Banking, Communications, and Basic Industry. Currency and hedging detracted from excess return during the first half of 2014. An underweight to the Japanese yen was the main detractor as the yen appreciated versus the dollar over the period. An underweight exposure to British pound sterling and Australian dollar also weighed on return. Yield curve positioning was another positive source of performance during the period. The Portfolio’s longer-than-Benchmark positioning along the U.S. yield curve was the main contributor. The Portfolio’s positioning along the European and New Zealand yield curves also aided results.

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Over the period, we decreased the Portfolio’s weighting in the Financials, Consumer Staples, and Materials sectors with the sales of Aberdeen Asset Management and trims to positions in Diageo plc, Ace Limited, Praxair, and Coca-Cola. We increased the Portfolio’s weighting in the Energy, Healthcare, and Industrials sectors with purchases of Oceaneering International, Inc., Covidien, and Grainger. Oceaneering International is a service provider to the offshore oil and gas industry. We like the portions of the business that are recurring as well as their technology positioning. Since we believe Oceaneering is a quality company with an ability to grow our estimate of its intrinsic value, we took advantage of a price pullback to initiate a position. We think Covidien’s product offering is attractive, the free cash-flow generation is favorable, and the management has a strong track record with capital deployment. Grainger, a commercial maintenance supplier, is a company that will drive compelling top-line growth via both market share gains and bolt-on mergers and acquisitions, and expand margins meaningfully for a very long time. Their history of capital allocation is admirable and recent initiatives should allow the company to further improve their competitive advantage relative to peers.

Toward the end of the period, we sold the Portfolio’s remaining position in Apple and used the proceeds to start a position in Amazon, taking advantage of a price pullback. We sold Apple, a designer of personal computers and mobile devices, as the company’s shares seemed at fair value and the company has struggled with the maturity of the iPhone, as well as substantial gross margin compression resulting from increased competition. We also have concerns on timing and pricing of new products despite investor excitement and feel that the stock’s risk/reward ratio is balanced. We purchased a stake in Amazon, an online retailer, given our belief that it will continue to deliver robust top-line growth for the long-term, and normalized margins are much higher than consensus expectations. In addition, recent strategic initiatives are highly compelling to free cash flow growth. Most recently, we have built a position in HCL Technologies, an Indian IT service firm, and added to Nomura Research on recent weakness.

At the end of the period, the Portfolio was overweight the Consumer Discretionary, Industrials, and Health Care sectors and underweight the Financials and Materials sectors. We currently still do not own any equity securities in the Telecommunications and Utilities sectors as we still find the high capital intensity of businesses in these sectors relatively unattractive. All of our sector weights are the result of our bottom-up investment approach rather than any deliberate sector positioning.

The Portfolio’s period-end positioning reflected what we believed were our most attractive opportunities as a direct result of our fundamental research. We focus on identifying quality companies that we believe have an ability to grow their intrinsic value and which trade at attractive valuations. From a regional perspective, we remained underweight developed Asia and emerging markets, and overweight North America. We continued to focus on emerging market ideas to see if current valuations could give us an opportunity to add positions at what we view are attractive prices. Market conditions have been challenging in the short-term, but we aim to position the Portfolio to benefit over the long-term.

For the fixed income portion of the Portfolio, at the end of the period, there was a corporate bond allocation of 61%, and an allocation of 37.8% in high yield securities. We are currently comfortable with the Portfolio’s corporate bond allocation as credit fundamentals remain healthy. At period-end, the Portfolio was positioned with an overweight to U.S. dollars, an underweight to the euro, as well as tactical positioning in emerging market currencies. The Portfolio maintained a slightly shorter duration than the Benchmark. As of period-end, we continued to believe that equities offer more opportunities than fixed income. Therefore, we ended the period with a 69% allocation to equities, 12.5% to U.S. bonds, and 18.5% to foreign bonds.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	5.47	19.76	16.59	8.99
Class B	5.33	19.55	16.33	8.72
MSCI World Index	6.18	24.05	14.99	5.18
Citigroup World Government Bond Index	5.00	6.85	3.60	5.13

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception date of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Sectors

% of Net Assets
Financials	12.3
Consumer Discretionary	11.2
Industrials	10.2
Health Care	9.9
Information Technology	9.9

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	17.7
Foreign Government	7.8
Convertible Bonds	2.3
U.S. Treasury & Government Agencies	0.7
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.78%	$1,000.00	$1,054.70	$3.97
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B	Actual	1.03%	$1,000.00	$1,053.30	$5.24
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—69.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Precision Castparts Corp.	37,378	$9,434,207
TransDigm Group, Inc.	52,307	8,748,869

		18,183,076

Banks—4.2%
Bangkok Bank PCL	525,600	3,125,921
Citigroup, Inc.	182,893	8,614,260
M&T Bank Corp. (a)	48,728	6,044,708
Sumitomo Mitsui Trust Holdings, Inc.	1,007,000	4,611,550

		22,396,439

Beverages—5.5%
Anheuser-Busch InBev NV	77,027	8,853,564
Asahi Group Holdings, Ltd.	230,200	7,235,280
Coca-Cola Co. (The)	176,563	7,479,209
Diageo plc	183,661	5,846,535

		29,414,588

Biotechnology—1.3%
Gilead Sciences, Inc. (b)	83,182	6,896,620

Capital Markets—1.8%
Goldman Sachs Group, Inc. (The)	56,418	9,446,630

Chemicals—2.0%
Praxair, Inc.	43,551	5,785,315
Valspar Corp. (The)	62,960	4,796,922

		10,582,237

Communications Equipment—0.7%
QUALCOMM, Inc.	44,612	3,533,270

Construction Materials—0.4%
Siam Cement PCL (The)	169,200	2,356,506

Consumer Finance—1.6%
American Express Co.	91,085	8,641,234

Diversified Financial Services—1.3%
London Stock Exchange Group plc	197,715	6,785,030

Energy Equipment & Services—4.5%
Core Laboratories NV	22,826	3,813,312
National Oilwell Varco, Inc.	57,517	4,736,525
Oceaneering International, Inc. (a)	82,245	6,425,802
Schlumberger, Ltd.	77,076	9,091,114

		24,066,753

Health Care Equipment & Supplies—0.4%
Covidien plc	20,558	1,853,921

Health Care Providers & Services—1.2%
UnitedHealth Group, Inc.	76,296	6,237,198

Hotels, Restaurants & Leisure—1.3%
Wyndham Worldwide Corp.	93,603	7,087,619

Insurance—3.4%
ACE, Ltd.	58,148	6,029,948
Legal & General Group plc	3,149,428	12,149,275

		18,179,223

Internet & Catalog Retail—3.4%
Amazon.com, Inc. (b)	16,319	5,300,085
Priceline Group, Inc. (The) (b)	10,718	12,893,754

		18,193,839

Internet Software & Services—3.2%
Facebook, Inc. - Class A (b)	64,345	4,329,775
Google, Inc. - Class A (b)	11,116	6,499,192
Google, Inc. - Class C (b)	11,116	6,394,812

		17,223,779

IT Services—3.8%
CGI Group, Inc. - Class A (b)	262,400	9,300,378
HCL Technologies, Ltd.	203,571	5,089,969
Nomura Research Institute, Ltd.	183,700	5,795,069

		20,185,416

Machinery—2.6%
Atlas Copco AB - A Shares (a)	258,156	7,451,768
Deere & Co. (a)	72,835	6,595,209

		14,046,977

Multiline Retail—0.6%
S.A.C.I. Falabella	378,679	3,430,615

Oil, Gas & Consumable Fuels—2.3%
Gulfport Energy Corp. (b)	69,220	4,347,016
Noble Energy, Inc.	99,509	7,707,967

		12,054,983

Personal Products—1.3%
Hengan International Group Co., Ltd.	667,500	7,045,592

Pharmaceuticals—7.1%
Bayer AG	50,067	7,071,884
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	2,786,668	7,550,112
Hikma Pharmaceuticals plc	109,024	3,128,360
Roche Holding AG	34,836	10,395,115
Shire plc	126,287	9,902,284

		38,047,755

Road & Rail—1.5%
Genesee & Wyoming, Inc. - Class A (a) (b)	77,468	8,134,140

Semiconductors & Semiconductor Equipment —1.1%
Texas Instruments, Inc.	126,467	6,043,858

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—1.1%
FactSet Research Systems, Inc. (a)	46,843	$5,634,276

Specialty Retail—3.5%
AutoZone, Inc. (b)	18,685	10,019,644
Lowe’s Cos., Inc.	104,084	4,994,991
Signet Jewelers, Ltd.	34,142	3,775,764

		18,790,399

Textiles, Apparel & Luxury Goods—2.3%
Adidas AG	52,608	5,328,727
Luxottica Group S.p.A.	117,485	6,799,655

		12,128,382

Trading Companies & Distributors—2.6%
Brenntag AG	38,326	6,845,601
WW Grainger, Inc. (a)	28,065	7,136,087

		13,981,688

Total Common Stocks (Cost $295,989,575)		370,602,043

Corporate Bonds & Notes—17.7%

Advertising—0.1%
Visant Corp. 10.000%, 10/01/17	100,000	93,250
WPP plc 6.000%, 04/04/17 (GBP)	160,000	301,488

		394,738

Aerospace/Defense—0.0%
TransDigm, Inc. 6.500%, 07/15/24 (144A)	76,000	79,135

Airlines—0.6%
Air Canada 7.625%, 10/01/19 (144A) (CAD)	470,000	474,603
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	1,185,852	1,387,447
8.954%, 08/10/14	1,032,587	1,040,331
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	74,168	83,624
8.000%, 10/01/19	37,065	42,347
United Continental Holdings, Inc. 6.375%, 06/01/18 (a)	305,000	329,400

		3,357,752

Auto Manufacturers—0.4%
Ford Motor Co. 6.625%, 10/01/28	1,675,000	2,073,060
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	314,131

		2,387,191

Auto Parts & Equipment—0.3%
Gajah Tunggal Tbk PT 7.750%, 02/06/18 (144A)	300,000	306,000
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,298,610

		1,604,610

Banks—2.9%
AIB Mortgage Bank 4.875%, 06/29/17 (EUR)	660,000	1,012,225
Banco de Credito e Inversiones 3.000%, 09/13/17 (144A) (a)	600,000	616,426
Banco do Brasil S.A. 3.875%, 10/10/22	300,000	282,000
Banco Latinoamericano de Comercio Exterior S.A. 3.750%, 04/04/17 (144A) (a)	625,000	648,750
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	400,000	425,500
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	152,250
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	234,282
Bank of America Corp. 4.625%, 08/07/17 (EUR)	300,000	456,826
Barclays Bank plc 3.680%, 08/20/15 (KRW)	220,000,000	220,498
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	300,000	343,500
Canara Bank 6.365%, 11/28/21 (c)	200,000	204,000
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	280,116
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	289,938
6.750%, 10/01/37	945,000	1,136,867
GTB Finance B.V. 6.000%, 11/08/18 (144A)	200,000	199,000
Hana Bank 4.000%, 11/03/16 (144A)	200,000	211,987
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (a) (c)	300,000	310,500
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	306,056
Itau Unibanco Holding S.A. 6.200%, 12/21/21 (144A) (a)	300,000	320,250
Macquarie Bank, Ltd. 5.000%, 02/22/17 (144A)	550,000	599,390
6.625%, 04/07/21 (144A)	500,000	573,979
Morgan Stanley
4.100%, 05/22/23	200,000	202,883
5.750%, 02/14/17 (GBP)	510,000	950,416
7.250%, 05/26/15 (AUD)	300,000	293,040
7.625%, 03/03/16 (AUD)	500,000	501,845
PKO Finance AB 4.630%, 09/26/22 (144A)	450,000	468,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	$508,166
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	426,565
Societe Generale S.A. 5.000%, 01/17/24 (144A) (a)	485,000	507,230
Standard Chartered plc 3.625%, 11/23/22 (EUR)	250,000	363,772
State Bank of India 4.125%, 08/01/17 (144A)	300,000	312,332
TC Ziraat Bankasi A/S 4.250%, 07/03/19 (144A)	380,000	377,910
Turkiye Garanti Bankasi A/S 4.000%, 09/13/17 (144A)	300,000	303,675
Turkiye Is Bankasi 3.875%, 11/07/17 (144A)	400,000	401,160
UniCredit S.p.A. 6.950%, 10/31/22 (EUR)	300,000	498,793
Woori Bank Co., Ltd. 5.875%, 04/13/21 (144A)	200,000	226,396
Yapi ve Kredi Bankasi A/S 5.250%, 12/03/18 (144A)	360,000	368,280

		15,534,803

Beverages—0.0%
Crestview DS Merger Sub II, Inc. 10.000%, 09/01/21 (144A)	125,000	139,688

Building Materials—0.1%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A) (a)	215,000	217,150
Cemex Finance LLC 6.000%, 04/01/24 (144A) (a)	265,000	275,932
Masco Corp. 6.500%, 08/15/32	30,000	31,725
7.750%, 08/01/29	200,000	235,601

		760,408

Chemicals—1.0%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	209,100
Hercules, Inc. 6.500%, 06/30/29	10,000	9,050
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	90,673
Momentive Specialty Chemicals, Inc. 7.875%, 02/15/23 (d)	899,000	815,842
8.375%, 04/15/16 (d)	1,961,000	1,941,390
9.200%, 03/15/21 (d)	1,910,000	1,852,700
OCP S.A. 6.875%, 04/25/44 (144A) (a)	495,000	516,221

		5,434,976

Coal—0.1%
Adaro Indonesia PT 7.625%, 10/22/19 (144A) (a)	400,000	420,000

Commercial Services—0.2%
Cielo S.A. / Cielo USA, Inc. 3.750%, 11/16/22 (144A)	540,000	513,675
RR Donnelley & Sons Co. 7.000%, 02/15/22	255,000	281,138

		794,813

Diversified Financial Services—0.8%
Jefferies Group LLC 5.125%, 01/20/23	50,000	53,603
6.250%, 01/15/36	175,000	183,132
6.450%, 06/08/27	50,000	56,735
6.875%, 04/15/21	480,000	561,182
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/01/17	90,000	96,975
Nomura Holdings, Inc. 2.750%, 03/19/19	485,000	493,390
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	548,519
SLM Corp. 5.500%, 01/25/23	555,000	550,144
5.625%, 08/01/33	975,000	842,156
Springleaf Finance Corp. 7.750%, 10/01/21	165,000	185,625
8.250%, 10/01/23	65,000	74,100
SUAM Finance B.V. 4.875%, 04/17/24 (144A)	490,000	499,800

		4,145,361

Electric—0.6%
AES Corp. 4.875%, 05/15/23	125,000	123,750
CEZ A/S 4.250%, 04/03/22 (144A)	400,000	416,366
Dubai Electricity & Water Authority 6.375%, 10/21/16 (144A)	200,000	221,240
8.500%, 04/22/15 (144A)	300,000	318,000
E.CL S.A. 5.625%, 01/15/21 (144A)	250,000	272,743
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	699,171
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	908,340

		2,959,610

Engineering & Construction—0.1%
Odebrecht Offshore Drilling Finance, Ltd. 6.750%, 10/01/22 (144A)	385,680	412,870

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Sydney Airport Finance Co. Pty., Ltd. 5.125%, 02/22/21 (144A)	140,000	$155,410

		568,280

Food—0.6%
BRF S.A. 3.950%, 05/22/23 (144A)	1,085,000	1,025,325
5.875%, 06/06/22 (144A)	200,000	216,500
7.750%, 05/22/18 (144A) (BRL)	480,000	187,373
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A) (a)	200,000	191,000
SUPERVALU, Inc. 6.750%, 06/01/21 (a)	1,415,000	1,457,450

		3,077,648

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.750%, 01/11/22	400,000	413,422
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A) (a)	400,000	397,468

		810,890

Gas—0.0%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	207,601

Healthcare-Services—1.7%
HCA, Inc. 7.050%, 12/01/27	80,000	82,400
7.500%, 11/06/33	5,060,000	5,376,250
7.580%, 09/15/25	375,000	416,250
7.690%, 06/15/25	755,000	851,263
7.750%, 07/15/36	1,420,000	1,505,200
Tenet Healthcare Corp. 6.875%, 11/15/31	910,000	880,425

		9,111,788

Holding Companies-Diversified—0.2%
Alfa S.A.B. de C.V. 5.250%, 03/25/24 (144A)	425,000	443,488
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	200,000	210,290
Noble Group, Ltd. 6.750%, 01/29/20 (144A) (a)	300,000	337,500

		991,278

Home Builders—0.1%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21	700,000	637,000
KB Home 4.750%, 05/15/19	100,000	100,750

		737,750

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (a)	300,000	288,300

Household Products/Wares—0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	900,000	949,500
8.250%, 02/15/21 (a)	1,150,000	1,250,625

		2,200,125

Insurance—0.2%
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	935,154

Internet—0.1%
Baidu, Inc. 3.250%, 08/06/18	600,000	619,899

Iron/Steel—0.6%
ArcelorMittal 7.250%, 03/01/41	540,000	573,750
CSN Resources S.A. 6.500%, 07/21/20 (144A) (a)	100,000	103,500
GTL Trade Finance, Inc. 5.893%, 04/29/24 (144A) (a)	452,000	474,148
Hyundai Steel Co. 4.625%, 04/21/16 (144A)	400,000	418,080
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A)	300,000	284,250
United States Steel Corp. 7.500%, 03/15/22	290,000	316,100
Vale Overseas, Ltd. 6.875%, 11/21/36	585,000	647,618
Vale S.A. 5.625%, 09/11/42 (a)	525,000	514,343

		3,331,789

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	72,719

Media—0.3%
Columbus International, Inc. 7.375%, 03/30/21 (144A) (a)	200,000	215,500
Dex Media, Inc. 14.000%, 01/29/17 (e)	5,337	3,629
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	400,553
Myriad International Holding B.V. 6.000%, 07/18/20 (144A)	200,000	220,500
Shaw Communications, Inc. 5.650%, 10/01/19 (CAD)	250,000	266,651
VTR Finance BV 6.875%, 01/15/24 (144A)	200,000	214,748

		1,321,581

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.2%
AngloGold Ashanti Holdings plc 5.125%, 08/01/22 (a)	285,000	$277,983
Hecla Mining Co. 6.875%, 05/01/21	320,000	317,600
Minera y Metalurgica del Boleo S.A. de C.V. 2.875%, 05/07/19 (144A)	480,000	483,496

		1,079,079

Multi-National—0.2%
Central American Bank for Economic Integration 3.875%, 02/09/17 (144A)	550,000	573,487
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	506,276

		1,079,763

Oil & Gas—1.5%
Ecopetrol S.A. 5.875%, 09/18/23 (a)	740,000	830,650
Halcon Resources Corp. 8.875%, 05/15/21	185,000	198,875
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	200,000	208,156
NGC Corp. Capital Trust I 8.316%, 06/01/27 (f) (g)	520,000	0
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 06/30/21 (144A)	175,000	188,125
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 (144A)	570,000	565,725
5.375%, 01/26/19 (144A)	500,000	521,250
Pertamina Persero PT 4.300%, 05/20/23 (144A)	1,115,000	1,052,281
Petrobras Global Finance B.V. 4.375%, 05/20/23 (a)	1,080,000	1,040,094
7.250%, 03/17/44 (a)	500,000	551,250
Petrobras International Finance Co. 5.750%, 01/20/20	365,000	390,112
6.250%, 12/14/26 (GBP)	200,000	349,745
Petroleos Mexicanos 3.500%, 07/18/18	210,000	220,710
Reliance Holdings USA, Inc. 5.400%, 02/14/22 (144A)	500,000	539,879
Rosetta Resources, Inc. 5.625%, 05/01/21	245,000	252,044
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	334,625
YPF S.A. 8.750%, 04/04/24 (144A)	490,000	512,001

		7,755,522

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc. 6.375%, 10/15/20 (144A)	150,000	159,375

Pipelines—0.1%
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	263,674	268,947

Real Estate Investment Trusts—0.0%
iStar Financial, Inc. 4.875%, 07/01/18	70,000	70,175

Retail—1.1%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	175,000	143,500
Lotte Shopping Co., Ltd. 3.375%, 05/09/17 (144A)	430,000	446,138
New Albertsons, Inc. 7.450%, 08/01/29	5,470,000	5,182,825
Parkson Retail Group, Ltd. 4.500%, 05/03/18	200,000	184,112
Toys “R” Us, Inc. 7.375%, 10/15/18 (a)	100,000	75,000

		6,031,575

Software—0.1%
First Data Corp. 10.625%, 06/15/21	675,000	786,375

Telecommunications—2.6%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	54,450
Altice Financing S.A. 7.875%, 12/15/19 (144A)	200,000	218,900
Altice S.A. 7.750%, 05/15/22 (144A)	200,000	213,500
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/23 (144A)	500,000	512,225
5.350%, 05/20/24 (144A)	390,000	404,644
British Telecommunications plc 5.750%, 12/07/28 (GBP)	540,000	1,061,940
CenturyLink, Inc. 6.875%, 01/15/28	45,000	45,900
7.600%, 09/15/39	475,000	476,781
7.650%, 03/15/42	185,000	184,538
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	249,625
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A)	200,000	216,760
Level 3 Financing, Inc. 7.000%, 06/01/20	380,000	415,150
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	225,000
Oi S.A. 9.750%, 09/15/16 (144A) (BRL)	300,000	127,291
Philippine Long Distance Telephone Co. 8.350%, 03/06/17	95,000	110,200
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,495,575
SoftBank Corp. 4.500%, 04/15/20 (144A)	800,000	813,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	$1,262,500
8.750%, 03/15/32	350,000	404,250
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,659,375
11.500%, 11/15/21	2,000,000	2,700,000
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	350,875
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	202,543
Turk Telekomunikasyon A/S 3.750%, 06/19/19 (144A) (a)	495,000	489,258

		13,894,280

Transportation—0.2%
Jack Cooper Holdings Corp. 9.250%, 06/01/20 (144A)	360,000	396,000
Transnet SOC, Ltd. 4.000%, 07/26/22 (144A)	555,000	521,145

		917,145

Total Corporate Bonds & Notes (Cost $86,222,888)		94,330,123

Foreign Government—7.8%

Regional Government—0.2%
Autonomous Community of Madrid Spain 4.300%, 09/15/26 (EUR)	190,000	280,828
New South Wales Treasury Corp. 6.000%, 02/01/18 (AUD)	845,000	878,578

		1,159,406

Sovereign—7.6%
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/23 (144A)	500,000	537,500
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/16 (BRL)	2,900,000	1,054,950
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	715,000	802,025
10.000%, 01/01/19 (BRL)	1,000,000	404,149
10.000%, 01/01/21 (BRL)	1,635,000	640,326
Brazilian Government International Bonds 8.500%, 01/05/24 (BRL) (a)	350,000	153,259
10.250%, 01/10/28 (BRL) (a)	1,000,000	475,221
Bundesrepublik Deutschland 3.750%, 01/04/17 (EUR)	375,000	561,170
Canadian Government Bonds 1.000%, 08/01/16 (CAD)	745,000	696,720
3.000%, 12/01/15 (CAD)	750,000	722,286
Chile Government International Bond 5.500%, 08/05/20 (CLP)	130,000,000	245,418

Sovereign—(Continued)
Dominican Republic International Bond 8.625%, 04/20/27 (144A)	200,000	248,000
European Financial Stability Facility 1.625%, 07/17/20 (EUR)	1,375,000	1,970,119
Finland Government Bond 1.500%, 04/15/23 (144A) (EUR)	625,000	871,258
Hungary Government International Bonds 5.375%, 03/25/24	540,000	577,800
5.750%, 11/22/23	410,000	452,025
7.625%, 03/29/41	220,000	281,736
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	551,755
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	5,300,000,000	353,184
8.375%, 03/15/24 (IDR)	5,900,000,000	504,399
11.500%, 09/15/19 (IDR)	2,901,000,000	281,413
Italy Buoni Poliennali Del Tesoro 4.000%, 02/01/37 (EUR)	380,000	549,525
4.500%, 08/01/18 (EUR)	1,040,000	1,612,207
4.750%, 08/01/23 (144A) (EUR)	625,000	1,003,920
5.000%, 03/01/22 (EUR)	855,000	1,395,185
Korea Treasury Bonds 2.750%, 09/10/17 (KRW)	1,200,000,000	1,186,312
4.000%, 03/10/16 (KRW)	345,000,000	348,534
Malaysia Government Bonds 3.434%, 08/15/14 (MYR)	1,600,000	498,506
4.012%, 09/15/17 (MYR)	2,495,000	787,399
Mexican Bonos 6.500%, 06/10/21 (MXN)	11,200,000	924,803
6.500%, 06/09/22 (MXN)	10,420,000	853,683
8.000%, 12/07/23 (MXN)	11,500,000	1,035,598
8.500%, 12/13/18 (MXN)	19,350,000	1,726,096
Netherlands Government Bonds 1.250%, 01/15/19 (144A) (EUR)	350,000	496,991
New Zealand Government Bonds 3.000%, 09/20/30 (NZD)	1,195,000	1,086,303
5.000%, 03/15/19 (NZD)	1,015,000	922,569
5.500%, 04/15/23 (NZD)	1,070,000	1,009,472
Norwegian Government Bonds 2.000%, 05/24/23 (NOK)	7,237,000	1,146,329
4.250%, 05/19/17 (NOK)	760,000	133,585
4.500%, 05/22/19 (NOK)	4,280,000	787,199
Philippine Government International Bond 4.950%, 01/15/21 (PHP)	30,000,000	729,382
Poland Government Bonds 4.000%, 10/25/23 (PLN)	2,965,000	1,018,307
4.750%, 04/25/17 (PLN)	1,000,000	348,184
5.500%, 10/25/19 (PLN)	1,330,000	490,325
Romania Government Bonds 5.850%, 04/26/23 (RON)	1,010,000	349,161
Singapore Government Bonds 2.500%, 06/01/19 (SGD)	1,075,000	915,936
3.250%, 09/01/20 (SGD)	1,760,000	1,540,224
South Africa Government Bond 7.750%, 02/28/23 (ZAR)	4,750,000	435,397

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
South Africa Government International Bond 5.875%, 09/16/25 (a)	200,000	$222,300
Spain Government Bonds 4.200%, 01/31/37 (EUR)	355,000	523,823
4.300%, 10/31/19 (EUR)	875,000	1,374,683
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	6,080,000	951,316
5.000%, 12/01/20 (SEK)	2,650,000	487,162
Turkey Government International Bond 3.250%, 03/23/23	880,000	811,360
United Kingdom Gilt 1.000%, 09/07/17 (GBP)	305,000	513,693

		40,600,182

Total Foreign Government (Cost $40,863,022)		41,759,588

Convertible Bonds—2.3%

Auto Manufacturers—0.5%
Ford Motor Co. 4.250%, 11/15/16 (a)	1,305,000	2,607,553

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (a)	20,000	24,863

Home Builders—0.0%
KB Home 1.375%, 02/01/19	80,000	80,400

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,875,000	2,333,203

Iron/Steel—0.0%
United States Steel Corp. 2.750%, 04/01/19	95,000	117,978

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	83,784

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37	50,000	53,563
2.750%, 11/15/35	60,000	63,600

		117,163

Pharmaceuticals—0.2%
Omnicare, Inc. 3.750%, 12/15/25	365,000	930,522

Semiconductors—0.8%
Intel Corp. 3.250%, 08/01/39	2,670,000	4,118,475

Telecommunications—0.4%
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	157,909
Level 3 Communications, Inc. 7.000%, 03/15/15 (144A) (h)	1,015,000	1,669,675

		1,827,584

Total Convertible Bonds (Cost $7,657,694)		12,241,525

U.S. Treasury & Government Agencies—0.7%

U.S. Treasury—0.7%
U.S. Treasury Note 0.375%, 02/15/16 (a) (Cost $3,605,766)	3,600,000	3,604,219

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $1,329,706)	1,330,000	987,631

Preferred Stock—0.2%

Consumer Finance—0.2%
Ally Financial, Inc., 7.000% (144A) (Cost $211,643)	906	908,293

Floating Rate Loans (c)—0.1%

Multi-Utilities—0.0%
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	232,650	227,997
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	58,800
Delayed Draw Term Loan, 4.250%, 05/06/20	12,623	12,370

		299,167

Telecommunications—0.1%
FairPoint Communications, Inc. Term Loan, 7.500%, 02/14/19	449,313	466,256

Total Floating Rate Loans (Cost $753,628)		765,423

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Preferred Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	$71,760
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	20	25,337

		97,097

Real Estate Investment Trusts—0.1%
Weyerhaeuser Co. 6.375%, 07/01/16	2,829	160,546

Total Convertible Preferred Stocks (Cost $219,961)		257,643

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
GS Mortgage Securities Trust 5.997%, 08/10/45 (c)	40,000	42,125

Total Mortgage-Backed Securities (Cost $38,364)		42,125

Short-Term Investments—11.8%

Mutual Fund—11.0%
State Street Navigator Securities Lending MET Portfolio (i)	58,736,602	58,736,602

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $4,273,131 on 07/01/14, collateralized by $4,355,000 U.S. Treasury Note at 2.000% due 11/30/20 with a value of $4,360,444.	4,273,131	4,273,131

Total Short-Term Investments (Cost $63,009,733)		63,009,733

Total Investments—110.3% (Cost $499,901,980) (j)		588,508,346
Other assets and liabilities (net)—(10.3)%		(54,758,831)

Net Assets—100.0%		$533,749,515

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $57,120,961 and the collateral received consisted of cash in the amount of $58,736,602 and non-cash collateral with a value of $59,400. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of June 30, 2014, these securities represent 0.9% of net assets.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.0% of net assets.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $1,669,675, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of June 30, 2014, the aggregate cost of investments was $499,901,980. The aggregate unrealized appreciation and depreciation of investments were $92,984,870 and $(4,378,504), respectively, resulting in net unrealized appreciation of $88,606,366.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $39,228,697, which is 7.3% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Level 3 Communications, Inc.	06/22/09	$1,015,000	$1,012,021	$1,669,675

Countries Diversification as of June 30, 2014 (Unaudited)	% of Net Assets
United States	53.0
United Kingdom	6.6
Germany	3.7
Japan	3.6
Switzerland	3.1
Mexico	2.6
Ireland	2.4
Canada	2.4
Italy	2.2
Sweden	1.8

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	6,080,000	Credit Suisse International	07/07/14	$2,755,495	$(7,670)
EUR	5,795,000	Barclays Bank plc	09/17/14	7,843,080	94,304
GBP	580,000	Credit Suisse International	09/11/14	973,161	18,882
JPY	954,000,000	Credit Suisse International	09/17/14	9,308,452	113,852

Contracts to Deliver
AUD	1,695,000	Credit Suisse International	09/17/14	1,588,791	(829)
BRL	6,080,000	Credit Suisse International	07/07/14	2,650,046	(97,779)
BRL	6,080,000	Credit Suisse International	10/07/14	2,684,801	7,281
NZD	3,390,000	Barclays Bank plc	09/17/14	2,918,604	(28,250)

Net Unrealized Appreciation					$99,791

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,183,076	$—	$—	$18,183,076
Banks	14,658,968	7,737,471	—	22,396,439
Beverages	7,479,209	21,935,379	—	29,414,588
Biotechnology	6,896,620	—	—	6,896,620
Capital Markets	9,446,630	—	—	9,446,630
Chemicals	10,582,237	—	—	10,582,237
Communications Equipment	3,533,270	—	—	3,533,270
Construction Materials	—	2,356,506	—	2,356,506
Consumer Finance	8,641,234	—	—	8,641,234
Diversified Financial Services	—	6,785,030	—	6,785,030
Energy Equipment & Services	24,066,753	—	—	24,066,753
Health Care Equipment & Supplies	1,853,921	—	—	1,853,921
Health Care Providers & Services	6,237,198	—	—	6,237,198
Hotels, Restaurants & Leisure	7,087,619	—	—	7,087,619
Insurance	6,029,948	12,149,275	—	18,179,223
Internet & Catalog Retail	18,193,839	—	—	18,193,839
Internet Software & Services	17,223,779	—	—	17,223,779
IT Services	9,300,378	10,885,038	—	20,185,416
Machinery	6,595,209	7,451,768	—	14,046,977
Multiline Retail	3,430,615	—	—	3,430,615
Oil, Gas & Consumable Fuels	12,054,983	—	—	12,054,983
Personal Products	—	7,045,592	—	7,045,592
Pharmaceuticals	7,550,112	30,497,643	—	38,047,755
Road & Rail	8,134,140	—	—	8,134,140
Semiconductors & Semiconductor Equipment	6,043,858	—	—	6,043,858
Software	5,634,276	—	—	5,634,276
Specialty Retail	18,790,399	—	—	18,790,399
Textiles, Apparel & Luxury Goods	—	12,128,382	—	12,128,382
Trading Companies & Distributors	7,136,087	6,845,601	—	13,981,688
Total Common Stocks	244,784,358	125,817,685	—	370,602,043
Total Corporate Bonds & Notes*	—	94,330,123	0	94,330,123
Total Foreign Government*	—	41,759,588	—	41,759,588
Total Convertible Bonds*	—	12,241,525	—	12,241,525
Total U.S. Treasury & Government Agencies*	—	3,604,219	—	3,604,219
Total Municipals	—	987,631	—	987,631
Total Preferred Stock*	—	908,293	—	908,293

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Floating Rate Loans*	$—	$765,423	$—	$765,423
Convertible Preferred Stocks
Oil, Gas & Consumable Fuels	—	97,097	—	97,097
Real Estate Investment Trusts	160,546	—	—	160,546
Total Convertible Preferred Stocks	160,546	97,097	—	257,643
Total Mortgage-Backed Securities*	—	42,125	—	42,125
Short-Term Investments
Mutual Fund	58,736,602	—	—	58,736,602
Repurchase Agreement	—	4,273,131	—	4,273,131
Total Short-Term Investments	58,736,602	4,273,131	—	63,009,733
Total Investments	$303,681,506	$284,826,840	$0	$588,508,346

Collateral for securities loaned (Liability)	$—	$(58,736,602)	$—	$(58,736,602)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$234,319	$—	$234,319
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(134,528)	—	(134,528)
Total Forward Contracts	$—	$99,791	$—	$99,791

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $3,951,776 were due to the discontinuation of a systematic fair valuation model factor.

As of June 30, 2014, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2013 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2014 have not been presented.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$588,508,346
Cash	5,000
Cash denominated in foreign currencies (c)	2,667,082
Unrealized appreciation on forward foreign currency exchange contracts	234,319
Receivable for:
Investments sold	3,779,357
Fund shares sold	15,345
Dividends and interest	2,772,507

Total Assets	597,981,956
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	134,528
Collateral for securities loaned	58,736,602
Payables for:
Investments purchased	4,479,658
Fund shares redeemed	218,659
Foreign taxes	42,110
Accrued expenses:
Management fees	303,544
Distribution and service fees	71,619
Deferred trustees’ fees	100,232
Other expenses	145,489

Total Liabilities	64,232,441

Net Assets	$533,749,515

Net assets consist of:
Paid in surplus	$467,307,343
Undistributed net investment income	6,823,798
Accumulated net realized loss	(29,075,849)
Unrealized appreciation on investments and foreign currency transactions (d)	88,694,223

Net Assets	$533,749,515

Net Assets
Class A	$182,584,200
Class B	351,165,315
Capital Shares Outstanding*
Class A	11,876,387
Class B	23,009,996
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.37
Class B	15.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $499,901,980.
(b)	Includes securities loaned at value of $57,120,961.
(c)	Identified cost of cash denominated in foreign currencies was $2,646,350.
(d)	Includes foreign capital gains tax of $42,110

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$4,494,661
Interest (b)	4,394,624
Securities lending income	94,165

Total investment income	8,983,450
Expenses
Management fees	1,805,104
Administration fees	6,315
Custodian and accounting fees	102,582
Distribution and service fees—Class B	426,152
Audit and tax services	27,260
Legal	17,210
Trustees’ fees and expenses	22,549
Shareholder reporting	34,343
Insurance	1,745
Miscellaneous	8,983

Total expenses	2,452,243
Less broker commission recapture	(6,160)

Net expenses	2,446,083

Net Investment Income	6,537,367

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	10,232,862
Foreign currency transactions	(300,743)

Net realized gain	9,932,119

Net change in unrealized appreciation on:
Investments (c)	10,753,712
Foreign currency transactions	217,542

Net change in unrealized appreciation	10,971,254

Net realized and unrealized gain	20,903,373

Net Increase in Net Assets From Operations	$27,440,740

(a)	Net of foreign withholding taxes of $203,790.
(b)	Net of foreign withholding taxes of $12,135.
(c)	Includes change in foreign capital gains tax of $(40,328).

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,537,367	$11,698,420
Net realized gain	9,932,119	40,808,219
Net change in unrealized appreciation	10,971,254	26,374,690

Increase in net assets from operations	27,440,740	78,881,329

From Distributions to Shareholders
Net investment income
Class A	(4,091,618)	(4,577,342)
Class B	(7,158,160)	(5,962,694)

Total distributions	(11,249,778)	(10,540,036)

Increase (decrease) in net assets from capital share transactions	(16,741,818)	49,411,912

Total increase (decrease) in net assets	(550,856)	117,753,205

Net Assets
Beginning of period	534,300,371	416,547,166

End of period	$533,749,515	$534,300,371

Undistributed net investment income
End of period	$6,823,798	$11,536,209

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	858,594	$12,782,387	292,995	$4,060,134
Shares issued through acquisition	0	0	162,507	2,169,470
Reinvestments	282,570	4,091,618	350,217	4,577,342
Redemptions	(1,425,171)	(21,178,387)	(1,950,300)	(26,866,584)

Net decrease	(284,007)	$(4,304,382)	(1,144,581)	$(16,059,638)

Class B
Sales	797,173	$11,704,854	2,423,008	$32,970,925
Shares issued through acquisition	0	0	8,430,155	111,783,861
Reinvestments	497,786	7,158,160	459,022	5,962,694
Redemptions	(2,130,743)	(31,300,450)	(6,212,433)	(85,245,930)

Net increase (decrease)	(835,784)	$(12,437,436)	5,099,752	$65,471,550

Increase (decrease) derived from capital shares transactions		$(16,741,818)		$49,411,912

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.92		$13.06	$11.42	$11.84	$10.00	$7.29

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.35	0.36	0.27	0.23	0.27
Net realized and unrealized gain (loss) on investments	0.60		1.87	1.59	(0.39)	1.96	2.64

Total from investment operations	0.80		2.22	1.95	(0.12)	2.19	2.91

Less Distributions
Distributions from net investment income	(0.35)		(0.36)	(0.31)	(0.30)	(0.35)	(0.20)

Total distributions	(0.35)		(0.36)	(0.31)	(0.30)	(0.35)	(0.20)

Net Asset Value, End of Period	$15.37		$14.92	$13.06	$11.42	$11.84	$10.00

Total Return (%) (b)	5.47	(c)	17.34	17.24	(1.25)	22.39	41.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.79	0.80	0.79	0.76
Ratio of net investment income to average net assets (%)	2.69	(d)	2.53	2.93	2.22	2.20	3.35
Portfolio turnover rate (%)	21	(c)	59	33	58	101	108
Net assets, end of period (in millions)	$182.6		$181.4	$173.7	$168.9	$187.6	$565.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.80		$12.95	$11.33	$11.77	$9.95	$7.24

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.31	0.33	0.24	0.19	0.25
Net realized and unrealized gain (loss) on investments	0.59		1.86	1.58	(0.40)	1.96	2.64

Total from investment operations	0.77		2.17	1.91	(0.16)	2.15	2.89

Less Distributions
Distributions from net investment income	(0.31)		(0.32)	(0.29)	(0.28)	(0.33)	(0.18)

Total distributions	(0.31)		(0.32)	(0.29)	(0.28)	(0.33)	(0.18)

Net Asset Value, End of Period	$15.26		$14.80	$12.95	$11.33	$11.77	$9.95

Total Return (%) (b)	5.33	(c)	17.13	16.93	(1.48)	22.01	40.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(d)	1.03	1.04	1.05	1.04	1.01
Ratio of net investment income to average net assets (%)	2.44	(d)	2.26	2.67	1.99	1.83	2.95
Portfolio turnover rate (%)	21	(c)	59	33	58	101	108
Net assets, end of period (in millions)	$351.2		$352.9	$242.8	$218.5	$181.2	$101.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), premium amortization adjustment, broker commission recapture, convertible preferred stock and defaulted bonds. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $4,273,131, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2014, the Portfolio had no when-issued and delayed-delivery securities.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$234,319	Unrealized depreciation on forward foreign currency exchange contracts	$134,528

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$94,304	$(28,250)	$—	$66,054
Credit Suisse International	140,015	(106,278)	—	33,737

	$234,319	$(134,528)	$—	$99,791

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$28,250	$(28,250)	$—	$—
Credit Suisse International	106,278	(106,278)	—	—

	$134,528	$(134,528)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(269,548)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$184,739

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$28,622,908

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$7,433,387	$98,764,839	$9,320,158	$118,535,016

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,805,104	0.700%	First $500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$10,540,036	$9,961,695	$—	$—	$10,540,036	$9,961,695

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,100,340	$—	$76,579,759	$(38,333,766)	$50,346,333

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $39,684,287.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017
$38,333,766

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $175,934,064 and $250,560,658, respectively, acquired all of the assets and liabilities of Met/Franklin Income Portfolio of the Trust (“Met/Franklin Income”).

The acquisition was accomplished by a tax-free exchange of 162,507 Class A shares of the Portfolio (valued at $2,169,470) for 430,814 Class A shares of Met/Franklin Income and 8,430,155 Class B shares of the Portfolio (valued at $111,783,861) for 22,467,578 of Class B shares of Met/Franklin Income. Each shareholder of Met/Franklin Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Income may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Income. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Met/Franklin Income’s net assets on April 26, 2013, were $2,169,470 and $111,783,861 for Class A and Class B shares, respectively, including investments valued at $112,769,128 with a cost basis of $105,846,223. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $540,448,053, which included $6,920,215 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$17,420,201	(a)
Net realized and unrealized gain on investments	$82,440,620	(b)

Net increase in net assets from operations	$99,860,821

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Income that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$11,698,420 net investment income as reported December 31, 2013, plus $5,676,177 from Met/Franklin Income pre-merger net investment income plus $98,528 in lower advisory fees, minus $52,924 of pro-forma additional other expenses.
(b)	$77,722,969 Unrealized appreciation, as reported December 31, 2013, minus $70,640,321 pro-forma December 31, 2012 Unrealized appreciation, plus $40,808,219 Net realized gain as reported December 31, 2013, plus $34,549,753 in Net Realized gain from Met/Franklin Income pre-merger.

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 6.17%, 5.97%, and 6.04%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America (BofA) Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 3.93%, 5.64%, and 6.07%, respectively.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2014, the fixed-income markets finally saw the long-anticipated tapering from the U.S. Federal Reserve (the “Fed”). Expectations that the Fed would unwind its quantitative easing program had fueled a rise in interest rates in 2013, pushing rates on long-term Treasury securities higher. Through a series of policy actions, the central bank reduced its monthly purchases of longer-dated Treasuries and mortgage-related securities, from $85 billion to $35 billion.

Yields on longer-maturity Treasury issues fell in early 2014 as the market had widely anticipated the Fed’s actions and as investors sought the perceived haven of U.S. government debt amid uneven economic data and an increase in geopolitical tensions. Additionally, lower yields on longer-maturity Treasury issues suggested that investors anticipated that an uneven U.S. economic expansion would prevent the Fed from increasing interest rates at a faster pace. U.S. Treasuries (as represented by the BofA Merrill Lynch U.S. Treasury Index) posted a gain of 3.22% for the first half of the year, according to Bloomberg. The municipal bond market (as represented by the BofA Merrill Lynch U.S. Municipal Securities Index) continued its recovery from its mid-2013 slump, posting a return of 6.59%.

Credit-sensitive segments of the fixed-income market continued to outperform government-related securities in the first half of the year. The high-yield bond market (as represented by the BofA Merrill Lynch U.S. High Yield Index) posted a 5.64% return, reflecting a positive environment for corporate credit and demand for yield in a low interest-rate environment. The convertible bond market (as represented by the BofA Merrill Lynch All Convertibles, All Qualities Index) returned 9.51%. However, the floating-rate loan market (as represented by the Credit Suisse Leveraged Loan Index) was a relative laggard, returning 2.77% in the first half of the year, as investors favored longer-duration asset classes in a declining yield environment.

Among higher credit-quality securities, investment-grade corporate debt (as represented by the Barclays U.S. Corporate Bond Index) posted a strong performance, returning 5.70%. Agency mortgage-backed securities (“MBS”) (as represented by the Barclays MBS Index) returned 4.03%. Commercial MBS (“CMBS”) (as represented by the Barclays U.S. CMBS Investment Grade Index) returned 2.62%.

Inflation pressures remained well-contained in the first quarter. In February, the overall Consumer Price Index (“CPI”) increased 1.1% over the prior 12 months, below the Fed’s target. The rate of U.S. inflation rose modestly in the second quarter. In May, the overall CPI increased 2.1% over the prior 12 months, just above the Fed’s target of 2.0%. Excluding food and energy, the index rose 2.0% over the prior 12 months.

The U.S. labor market continued to experience modest growth. The U.S. Bureau of Labor Statistics reported that non-farm payrolls increased by 175,000 in February, below the average monthly gain of 189,000 over the prior 12-month period. Later in the year, the U.S. Bureau of Labor Statistics reported that non-farm payrolls increased by 217,000 in May, above the average monthly gain of 197,000 over the prior 12-month period, while the unemployment rate held at 6.3%.

Corporate credit quality remained consistent with an improving economic environment as the default rate in the high-yield bond market was expected to remain below 2% in 2014, 2015, and the first six months of 2016, according to J.P. Morgan. These estimates are well below the market’s average long-term default rate of 4.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s overweight to high yield bonds added to relative performance during the period. Security selection within High Yield bonds was the largest contributor to relative performance, while an underweight to Convertibles and security selection within Investment Grade Bonds slightly detracted.

The high yield market benefited from good credit fundamentals, historically low default rates, low volatility, and investors’ reach for yield during the period. Within the Portfolio’s high yield allocation, top performing names included Energy company Kerr-McGee, automotive company Stanadyne Holdings, and Tenet Health Care Corp. Detracting from absolute performance were certain Services, Technology, and Electronics holdings. The Portfolio maintained an overweight in high yield relative to the Hybrid Index as of June 30, 2014, as we believed a shortage of yield and favorable credit fundamentals remained supportive of the high yield market.

Despite a sell-off in growth-oriented industries in late March, Convertibles continued to post strong returns throughout the remainder of the period. The Portfolio’s Convertible allocation, more equity-sensitive than the index, as well as select holdings within the Health Care, Services and Technology sectors, contributed to absolute performance. However, an underweight to convertible bonds, especially in the first quarter, proved to be a mild detractor to relative performance during the period.

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio maintained an overweight to high quality corporate bonds, although their shorter duration caused such bonds to lag the high quality corporate components of the Hybrid Index, as the yield curve flattened during the period, causing the Portfolio’s investment grade bonds to slightly underperform on a relative basis. Within the Portfolio’s Investment Grade Bond allocation, which has been largely devoted to ‘BBB’ rated corporate bonds, we maintained little to no exposure to U.S. Treasuries during the period. This mitigated the relative underperformance of investment grade bonds relative to the investment grade component of the Hybrid Index, as Corporates outperformed Treasuries.

At period-end, we continued to look for opportunities within the credit sectors on episodic weakness, emphasizing security selection rather than material sector over- and underweights. We did, however, maintain an overweight to high yield corporate bonds as corporate credit fundamentals remained positive. Additionally, at period end we continued to feature intermediate investment-grade corporate bonds and focus on ‘BBB’ rated issuers where there is reasonable spread and opportunity for further credit improvement.

Christopher J. Towle

Portfolio Manager

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	6.17	12.92	12.58	8.25
Class B	5.97	12.60	12.29	7.98
Class E	6.04	12.66	12.39	8.08
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93
BofA Merrill Lynch High Yield Master II Constrained Index	5.64	11.79	13.89	8.91
Hybrid Index	6.07	12.73	12.65	7.99

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	75.9
Convertible Bonds	13.1
Convertible Preferred Stocks	3.4
Common Stocks	3.4
U.S. Treasury & Government Agencies	1.5
Floating Rate Loans	0.7
Preferred Stocks	0.5
Foreign Government	0.2
Warrants	0.1

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.55%	$1,000.00	$1,061.70	$2.81
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B	Actual	0.80%	$1,000.00	$1,059.70	$4.09
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E	Actual	0.70%	$1,000.00	$1,060.40	$3.58
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—75.9% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.8%
Accudyne Industries Borrower / Accudyne Industries LLC 7.750%, 12/15/20 (144A) (a)	3,750,000	$4,012,500
BE Aerospace, Inc. 5.250%, 04/01/22	5,000,000	5,443,750
Esterline Technologies Corp. 7.000%, 08/01/20 (a)	2,100,000	2,247,000
GenCorp, Inc. 7.125%, 03/15/21	3,250,000	3,550,625
Spirit Aerosystems, Inc. 6.750%, 12/15/20	4,500,000	4,837,500
TransDigm, Inc. 6.000%, 07/15/22 (144A)	1,250,000	1,284,375
6.500%, 07/15/24 (144A)	1,900,000	1,978,375
Triumph Group, Inc. 4.875%, 04/01/21 (a)	3,000,000	2,992,500

		26,346,625

Airlines—0.3%
UAL Pass-Through Trust 6.636%, 01/02/24	1,695,957	1,874,032
United Continental Holdings, Inc. 6.000%, 07/15/28	2,000,000	1,925,000

		3,799,032

Apparel—0.2%
Perry Ellis International, Inc. 7.875%, 04/01/19	2,050,000	2,121,750
William Carter Co. (The) 5.250%, 08/15/21 (144A)	1,300,000	1,355,250

		3,477,000

Auto Manufacturers—0.5%
Chrysler Group LLC / CG Co. - Issuer, Inc. 8.250%, 06/15/21	2,500,000	2,825,000
Jaguar Land Rover Automotive plc 5.625%, 02/01/23 (144A) (a)	2,000,000	2,125,000
Oshkosh Corp. 5.375%, 03/01/22	2,000,000	2,060,000

		7,010,000

Auto Parts & Equipment—0.8%
Accuride Corp. 9.500%, 08/01/18 (a)	1,250,000	1,316,750
Dana Holding Corp. 5.375%, 09/15/21 (a)	3,300,000	3,448,500
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A) (b)	2,000,000	2,125,000
Lear Corp. 5.375%, 03/15/24	1,900,000	1,952,250
Meritor, Inc. 6.250%, 02/15/24	1,500,000	1,571,250

Auto Parts & Equipment—(Continued)
Tenneco, Inc. 6.875%, 12/15/20	1,250,000	1,360,938

		11,774,688

Banks—2.5%
CIT Group, Inc. 5.000%, 08/15/22	8,000,000	8,280,000
Discover Bank 7.000%, 04/15/20	1,500,000	1,801,743
JPMorgan Chase & Co. 6.750%, 02/01/24 (c)	3,000,000	3,228,750
Lloyds Banking Group plc 7.500%, 06/27/24 (c)	888,000	944,832
M&T Bank Corp. 6.450%, 02/15/24 (c)	1,450,000	1,546,062
Nordea Bank AB 4.250%, 09/21/22 (144A)	1,700,000	1,761,253
Popular, Inc. 7.000%, 07/01/19	1,725,000	1,750,875
Regions Bank 6.450%, 06/26/37 (a)	4,000,000	4,752,760
7.500%, 05/15/18	1,950,000	2,320,913
Royal Bank of Scotland Group plc 6.125%, 12/15/22	1,000,000	1,093,734
7.640%, 09/30/17 (c)	2,000,000	2,137,500
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,433,095
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,717,500
Wachovia Capital Trust III 5.570%, 07/31/14 (c)	3,143,000	3,048,710

		36,817,727

Beverages—0.2%
Constellation Brands, Inc. 4.250%, 05/01/23	2,500,000	2,509,375

Biotechnology—0.3%
STHI Holding Corp. 8.000%, 03/15/18 (144A)	3,500,000	3,710,000

Building Materials—0.6%
Louisiana-Pacific Corp. 7.500%, 06/01/20	1,500,000	1,650,000
Masco Corp. 7.125%, 03/15/20	3,000,000	3,530,160
Owens Corning 4.200%, 12/15/22	1,875,000	1,925,323
9.000%, 06/15/19	1,625,000	2,043,327

		9,148,810

Chemicals—2.2%
Airgas, Inc. 3.650%, 07/15/24 (a)	1,250,000	1,261,683

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Ashland, Inc. 4.750%, 08/15/22	1,000,000	$1,005,000
Axiall Corp. 4.875%, 05/15/23	3,900,000	3,880,500
Braskem Finance, Ltd. 6.450%, 02/03/24 (a)	450,000	480,938
Chemtura Corp. 5.750%, 07/15/21	3,000,000	3,112,500
Eagle Spinco, Inc. 4.625%, 02/15/21	4,400,000	4,367,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18	2,200,000	2,288,000
Methanex Corp. 5.250%, 03/01/22	1,875,000	2,073,037
Monsanto Co. 2.750%, 07/15/21	1,750,000	1,749,317
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,000,000	5,011,488
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	2,200,000	2,301,750
PetroLogistics L.P. / PetroLogistics Finance Corp. 6.250%, 04/01/20	950,000	1,035,500
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	2,250,000	2,334,375
TPC Group, Inc. 8.750%, 12/15/20 (144A)	1,390,000	1,539,425

		32,440,513

Coal—0.2%
Arch Coal, Inc. 7.250%, 06/15/21 (a)	1,000,000	730,000
CONSOL Energy, Inc. 5.875%, 04/15/22 (144A)	2,700,000	2,828,250

		3,558,250

Commercial Services—2.8%
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	8,500,000	9,052,500
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 04/01/23 (a)	2,000,000	2,045,000
Ceridian LLC / Comdata, Inc. 8.125%, 11/15/17 (144A)	750,000	757,500
Envision Healthcare Corp. 5.125%, 07/01/22 (144A)	1,250,000	1,260,937
FTI Consulting, Inc. 6.000%, 11/15/22	2,000,000	2,057,500
6.750%, 10/01/20 (a)	1,000,000	1,067,500
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19	2,300,000	2,415,000
Hertz Corp. (The) 5.875%, 10/15/20 (a)	3,500,000	3,657,500
Iron Mountain, Inc. 5.750%, 08/15/24	3,000,000	3,090,000

Commercial Services—(Continued)
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	1,400,000	1,484,000
Sotheby’s 5.250%, 10/01/22 (144A)	2,500,000	2,431,250
Truven Health Analytics, Inc. 10.625%, 06/01/20	3,300,000	3,621,750
United Rentals North America, Inc. 5.750%, 11/15/24	1,700,000	1,765,875
6.125%, 06/15/23	3,000,000	3,217,500
7.625%, 04/15/22	2,000,000	2,245,000
8.250%, 02/01/21	1,000,000	1,112,500

		41,281,312

Computers—0.9%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A) (b)	2,000,000	2,030,000
NCR Corp. 6.375%, 12/15/23 (144A) (a)	2,250,000	2,441,250
SRA International, Inc. 11.000%, 10/01/19 (a)	3,550,000	3,807,375
SunGard Data Systems, Inc. 6.625%, 11/01/19	3,750,000	3,946,875
7.625%, 11/15/20	1,450,000	1,580,500

		13,806,000

Cosmetics/Personal Care—0.5%
Avon Products, Inc. 4.600%, 03/15/20	2,050,000	2,125,854
Elizabeth Arden, Inc. 7.375%, 03/15/21	4,500,000	4,758,750

		6,884,604

Distribution/Wholesale—0.2%
HD Supply, Inc. 7.500%, 07/15/20 (a)	1,450,000	1,584,125
LKQ Corp. 4.750%, 05/15/23	1,650,000	1,626,900

		3,211,025

Diversified Financial Services—4.2%
Affiliated Managers Group, Inc. 4.250%, 02/15/24	3,000,000	3,103,872
Affinion Investments LLC 13.500%, 08/15/18 (144A) (a) (b)	1,000,000	1,040,000
Air Lease Corp. 3.875%, 04/01/21 (a)	1,700,000	1,734,000
4.750%, 03/01/20 (a)	1,500,000	1,620,000
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,550,000	2,829,235
Discover Financial Services 3.850%, 11/21/22	4,451,000	4,531,714
International Lease Finance Corp. 6.250%, 05/15/19	4,000,000	4,480,000
8.250%, 12/15/20	3,000,000	3,705,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Legg Mason, Inc. 2.700%, 07/15/19	1,200,000	$1,208,437
5.500%, 05/21/19	2,000,000	2,311,480
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	2,500,000	2,832,095
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 07/01/21 (a)	4,200,000	4,210,500
6.500%, 06/01/22	2,250,000	2,250,000
7.875%, 10/01/20	2,500,000	2,628,125
Navient Corp. 5.500%, 01/15/19	2,400,000	2,550,000
8.450%, 06/15/18	1,700,000	2,010,250
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.875%, 03/15/22 (144A)	4,500,000	4,803,750
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	4,500,000	4,876,875
9.500%, 10/15/20 (144A)	2,500,000	2,962,500
Ocwen Financial Corp. 6.625%, 05/15/19 (144A) (a)	1,500,000	1,548,750
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	5,145,939

		62,382,522

Electric—1.1%
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,310,548
DPL, Inc. 7.250%, 10/15/21	2,650,000	2,915,000
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	5,936,815
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	700,000	707,225
ITC Holdings Corp. 3.650%, 06/15/24	425,000	423,545
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	3,175,000	3,429,000

		15,722,133

Electrical Components & Equipment—0.7%
Anixter, Inc. 5.625%, 05/01/19	2,125,000	2,281,719
Artesyn Escrow, Inc. 9.750%, 10/15/20 (144A)	2,450,000	2,407,125
Belden, Inc. 5.500%, 09/01/22 (144A)	2,500,000	2,587,500
WESCO Distribution, Inc. 5.375%, 12/15/21 (144A)	2,950,000	3,016,375

		10,292,719

Electronics—0.1%
Stoneridge, Inc. 9.500%, 10/15/17 (144A) (b)	1,725,000	1,837,125

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,992,244	2,209,787

Engineering & Construction—0.4%
Dycom Investments, Inc. 7.125%, 01/15/21	3,375,000	3,628,125
MasTec, Inc. 4.875%, 03/15/23 (a)	2,400,000	2,364,000

		5,992,125

Entertainment—1.6%
CCM Merger, Inc. 9.125%, 05/01/19 (144A)	1,500,000	1,608,750
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.250%, 03/15/21	1,700,000	1,751,000
Graton Economic Development Authority 9.625%, 09/01/19 (144A)	3,755,000	4,271,313
Mohegan Tribal Gaming Authority 9.750%, 09/01/21 (a)	1,325,000	1,470,750
MU Finance plc 8.375%, 02/01/17 (144A) (b)	2,568,511	2,684,094
Pinnacle Entertainment, Inc. 6.375%, 08/01/21	2,300,000	2,426,500
7.750%, 04/01/22 (a)	1,500,000	1,631,250
Regal Entertainment Group 5.750%, 03/15/22	1,500,000	1,556,250
River Rock Entertainment Authority (The) 9.000%, 11/01/18 (d) (e)	1,397,000	335,280
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A)	1,676,000	1,826,840
Speedway Motorsports, Inc. 6.750%, 02/01/19	1,600,000	1,696,000
WMG Acquisition Corp. 6.750%, 04/15/22 (144A)	2,200,000	2,200,000

		23,458,027

Environmental Control—0.3%
Clean Harbors, Inc. 5.250%, 08/01/20	2,000,000	2,062,500
Covanta Holding Corp. 5.875%, 03/01/24	2,750,000	2,842,813

		4,905,313

Food—1.4%
B&G Foods, Inc. 4.625%, 06/01/21 (a)	4,250,000	4,260,625
Cencosud S.A. 4.875%, 01/20/23 (144A) (a)	900,000	909,949
Diamond Foods, Inc. 7.000%, 03/15/19 (144A)	2,000,000	2,095,000
Ingles Markets, Inc. 5.750%, 06/15/23	1,000,000	1,015,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LLC / JBS USA Finance, Inc. 5.875%, 07/15/24 (144A) (a)	2,100,000	$2,094,750
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A)	1,750,000	1,885,625
Post Holdings, Inc. 7.375%, 02/15/22 (a)	1,250,000	1,351,562
R&R Ice Cream plc 5.500%, 05/15/20 (144A) (GBP)	400,000	678,741
Shearer’s Foods LLC / Chip Fin Corp. 9.000%, 11/01/19 (144A)	1,850,000	2,025,750
U.S. Foods, Inc. 8.500%, 06/30/19	4,500,000	4,817,250

		21,134,252

Forest Products & Paper—0.3%
Cascades, Inc. 5.500%, 07/15/22 (144A) (a)	2,500,000	2,493,750
Millar Western Forest Products, Ltd. 8.500%, 04/01/21	2,000,000	2,135,000

		4,628,750

Gas—0.5%
LBC Tank Terminals Holding Netherlands B.V. 6.875%, 05/15/23 (144A)	1,350,000	1,424,250
National Fuel Gas Co. 6.500%, 04/15/18	4,000,000	4,608,844
NGL Energy Partners L.P. / NGL Energy Finance Corp. 5.125%, 07/15/19 (144A)	900,000	902,250

		6,935,344

Hand/Machine Tools—0.3%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, 05/15/19 (144A)	2,800,000	3,066,000
Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (144A)	1,100,000	1,204,500

		4,270,500

Healthcare - Products—0.4%
Crimson Merger Sub, Inc. 6.625%, 05/15/22 (144A)	2,800,000	2,779,000
Mallinckrodt International Finance S.A. 4.750%, 04/15/23 (a)	3,000,000	2,917,500
Teleflex, Inc. 5.250%, 06/15/24 (144A)	475,000	479,750

		6,176,250

Healthcare - Services—3.5%
Amsurg Corp. 5.625%, 11/30/20	2,365,000	2,388,650
Centene Corp. 5.750%, 06/01/17	3,250,000	3,534,375

Healthcare - Services—(Continued)
CHS/Community Health Systems, Inc. 6.875%, 02/01/22 (144A)	2,000,000	2,120,000
8.000%, 11/15/19	6,000,000	6,570,000
DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	2,500,000	2,515,625
5.750%, 08/15/22	4,500,000	4,809,375
HCA Holdings, Inc. 6.250%, 02/15/21	1,400,000	1,503,250
7.750%, 05/15/21	6,150,000	6,741,937
HCA, Inc. 7.500%, 02/15/22	4,400,000	5,076,500
7.580%, 09/15/25	375,000	416,250
7.690%, 06/15/25	1,542,000	1,738,605
Kindred Healthcare, Inc. 6.375%, 04/15/22 (144A)	2,000,000	2,010,000
LifePoint Hospitals, Inc. 5.500%, 12/01/21 (144A)	2,000,000	2,095,000
MPH Acquisition Holdings LLC 6.625%, 04/01/22 (144A)	2,675,000	2,802,063
Tenet Healthcare Corp. 8.125%, 04/01/22 (a)	7,000,000	8,102,500

		52,424,130

Holding Companies - Diversified—0.1%
Nielsen Co. Luxembourg S.a.r.l. (The) 5.500%, 10/01/21 (144A)	1,525,000	1,574,563

Home Builders—0.7%
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	1,600,000	1,692,000
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (d)	1,650,000	1,501,500
7.000%, 01/15/19 (144A) (a)	625,000	637,500
KB Home 9.100%, 09/15/17	2,000,000	2,355,000
Lennar Corp. 12.250%, 06/01/17 (a)	900,000	1,143,000
Ryland Group, Inc. (The) 5.375%, 10/01/22	2,000,000	1,985,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	1,500,000	1,522,500

		10,836,500

Household Products/Wares—1.2%
Prestige Brands, Inc. 5.375%, 12/15/21 (144A) (a)	2,200,000	2,244,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	1,250,000	1,318,750
8.250%, 02/15/21 (a)	1,975,000	2,147,813
8.500%, 05/15/18	3,150,000	3,295,687
9.875%, 08/15/19	1,650,000	1,827,375
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20	3,500,000	3,793,125

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—(Continued)
Spectrum Brands, Inc. 6.375%, 11/15/20	2,500,000	$2,687,500
6.625%, 11/15/22	1,000,000	1,082,500

		18,396,750

Insurance—0.5%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,785,000	1,885,406
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,950,000	2,120,381
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21 (144A) (a)	2,200,000	2,356,750
Trinity Acquisition plc 4.625%, 08/15/23 (a)	1,300,000	1,346,820

		7,709,357

Internet—0.4%
Equinix, Inc. 7.000%, 07/15/21 (a)	2,000,000	2,210,000
Netflix, Inc. 5.375%, 02/01/21	3,700,000	3,875,750

		6,085,750

Investment Company Security—0.2%
Ares Capital Corp. 4.875%, 11/30/18	2,000,000	2,126,084

Iron/Steel—0.7%
Allegheny Ludlum Corp. 6.950%, 12/15/25	1,500,000	1,708,149
ArcelorMittal 5.750%, 08/05/20	7,000,000	7,525,000
Essar Steel Algoma, Inc. 9.875%, 06/15/15 (144A) (a)	1,000,000	640,000

		9,873,149

Leisure Time—0.2%
Royal Caribbean Cruises, Ltd. 5.250%, 11/15/22	1,375,000	1,443,750
7.500%, 10/15/27 (a)	1,525,000	1,738,500

		3,182,250

Lodging—1.0%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21 (144A)	3,000,000	3,187,500
MCE Finance, Ltd. 5.000%, 02/15/21 (144A) (a)	3,250,000	3,282,500
MTR Gaming Group, Inc. 11.500%, 08/01/19 (a)	1,525,000	1,713,719
Playa Resorts Holding B.V. 8.000%, 08/15/20 (144A)	2,300,000	2,478,250

Lodging—(Continued)
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 5.875%, 05/15/21 (144A)	1,100,000	1,102,750
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21 (144A)	2,950,000	2,891,000

		14,655,719

Machinery - Diversified—1.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	1,750,000	1,957,812
Flowserve Corp. 3.500%, 09/15/22 (a)	1,500,000	1,481,399
Gardner Denver, Inc. 6.875%, 08/15/21 (144A) (a)	2,000,000	2,100,000
Manitowoc Co., Inc. (The) 5.875%, 10/15/22 (a)	2,225,000	2,425,250
8.500%, 11/01/20	4,900,000	5,463,500
Waterjet Holdings, Inc. 7.625%, 02/01/20 (144A) (a)	1,725,000	1,832,812

		15,260,773

Media—4.5%
21st Century Fox America, Inc. 4.500%, 02/15/21	1,500,000	1,645,307
AMC Networks, Inc. 4.750%, 12/15/22 (a)	2,000,000	2,000,000
7.750%, 07/15/21	1,500,000	1,678,125
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,000,000	4,075,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 09/01/23 (a)	3,000,000	3,108,750
6.625%, 01/31/22	1,600,000	1,720,000
8.125%, 04/30/20	2,000,000	2,165,000
Clear Channel Communications, Inc. 9.000%, 12/15/19 (a)	5,500,000	5,864,375
10.000%, 01/15/18 (144A) (a)	2,225,000	2,149,906
11.250%, 03/01/21 (a)	3,250,000	3,684,687
DISH DBS Corp. 5.125%, 05/01/20	5,800,000	6,097,250
5.875%, 07/15/22	1,500,000	1,627,500
6.750%, 06/01/21	3,350,000	3,819,000
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	1,575,000	1,756,125
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23	5,050,000	5,327,750
Mediacom LLC / Mediacom Capital Corp. 7.250%, 02/15/22	400,000	436,000
9.125%, 08/15/19	4,350,000	4,567,500
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/22 (144A) (a)	2,600,000	2,619,500

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Numericable Group S.A. 6.000%, 05/15/22 (144A)	1,700,000	$1,768,000
6.250%, 05/15/24 (144A)	500,000	521,875
Ono Finance II plc 10.875%, 07/15/19 (144A)	1,750,000	1,911,875
ProQuest LLC / ProQuest Notes Co. 9.000%, 10/15/18 (144A)	3,150,000	3,331,125
SiTV LLC / SiTV Finance, Inc. 10.375%, 07/01/19 (144A)	750,000	768,750
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	3,500,000	3,622,500

		66,265,900

Metal Fabricate/Hardware—0.4%
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	1,500,000	1,387,500
Valmont Industries, Inc. 6.625%, 04/20/20	3,500,000	4,159,043

		5,546,543

Mining—0.5%
First Quantum Minerals, Ltd. 7.250%, 05/15/22 (144A)	900,000	938,250
FMG Resources (August 2006) Pty, Ltd. 8.250%, 11/01/19 (144A) (a)	3,000,000	3,266,250
Kinross Gold Corp. 5.950%, 03/15/24 (144A)	1,425,000	1,482,772
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A) (b) (e)	2,550,000	586,500
Teck Resources, Ltd. 4.750%, 01/15/22	1,400,000	1,468,995

		7,742,767

Miscellaneous Manufacturing—0.8%
Actuant Corp. 5.625%, 06/15/22	1,725,000	1,811,250
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (a)	1,500,000	1,653,750
Polymer Group, Inc. 6.875%, 06/01/19 (144A)	1,250,000	1,270,313
7.750%, 02/01/19	3,000,000	3,187,500
SPX Corp. 6.875%, 09/01/17	3,750,000	4,218,750

		12,141,563

Office Furnishings—0.2%
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,448,596

Oil & Gas—9.9%
Antero Resources Finance Corp. 5.375%, 11/01/21	3,000,000	3,112,500

Oil & Gas—(Continued)
Athlon Holdings LP / Athlon Finance Corp. 6.000%, 05/01/22 (144A)	2,600,000	2,691,000
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.750%, 01/15/21 (a)	3,400,000	3,519,000
Berry Petroleum Co. LLC 6.375%, 09/15/22	1,100,000	1,171,500
6.750%, 11/01/20	5,250,000	5,525,625
BreitBurn Energy Partners L.P. / BreitBurn Finance Corp. 7.875%, 04/15/22 (a)	4,600,000	4,979,500
Chaparral Energy, Inc. 7.625%, 11/15/22 (a)	1,700,000	1,836,000
8.250%, 09/01/21 (a)	5,675,000	6,228,312
Concho Resources, Inc. 5.500%, 04/01/23	5,600,000	6,020,000
7.000%, 01/15/21	3,000,000	3,292,500
Continental Resources, Inc. 4.500%, 04/15/23	1,500,000	1,602,279
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A) (b)	4,600,000	4,853,000
Diamondback Energy, Inc. 7.625%, 10/01/21 (144A)	3,500,000	3,850,000
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19	4,000,000	4,280,000
EOG Resources, Inc. 4.400%, 06/01/20	1,500,000	1,660,997
Forest Oil Corp. 7.250%, 06/15/19 (a)	788,000	780,120
Halcon Resources Corp. 9.750%, 07/15/20	3,000,000	3,273,750
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24 (144A)	1,500,000	1,500,000
Kerr-McGee Corp. 6.950%, 07/01/24	4,850,000	6,229,146
Kodiak Oil & Gas Corp. 5.500%, 01/15/21 (a)	2,500,000	2,606,250
8.125%, 12/01/19	3,250,000	3,599,375
Laredo Petroleum, Inc. 5.625%, 01/15/22	900,000	930,375
7.375%, 05/01/22	1,300,000	1,452,750
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21	2,000,000	2,030,000
8.000%, 12/01/20	3,600,000	3,870,000
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,895,500
Newfield Exploration Co. 5.625%, 07/01/24	3,500,000	3,841,250
Oasis Petroleum, Inc. 6.500%, 11/01/21	1,500,000	1,612,500
7.250%, 02/01/19	5,825,000	6,174,500
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 (144A) (a)	1,000,000	992,500
PDC Energy, Inc. 7.750%, 10/15/22	2,400,000	2,676,000

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,510,000	$1,925,895
Plains Exploration & Production Co. 6.500%, 11/15/20	4,000,000	4,465,000
6.750%, 02/01/22	1,100,000	1,249,875
QEP Resources, Inc. 6.800%, 03/01/20 (d)	1,450,000	1,584,125
6.875%, 03/01/21	1,000,000	1,122,500
Range Resources Corp. 5.000%, 03/15/23 (a)	2,450,000	2,609,250
Rice Energy, Inc. 6.250%, 05/01/22 (144A) (a)	2,000,000	2,050,000
Seadrill, Ltd. 6.625%, 09/15/20 (144A) (a)	3,500,000	3,561,250
Seventy Seven Energy, Inc. 6.500%, 07/15/22 (144A) (a)	1,500,000	1,537,500
SM Energy Co. 6.500%, 11/15/21	2,250,000	2,435,625
6.500%, 01/01/23	800,000	866,000
6.625%, 02/15/19	4,775,000	5,061,500
Stone Energy Corp. 7.500%, 11/15/22	6,675,000	7,359,187
Tesoro Corp. 5.125%, 04/01/24 (a)	1,560,000	1,577,550
5.375%, 10/01/22 (a)	1,500,000	1,567,500
Ultra Petroleum Corp. 5.750%, 12/15/18 (144A)	750,000	787,500
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	2,250,000	2,430,000
WPX Energy, Inc. 6.000%, 01/15/22	3,500,000	3,736,250

		146,012,736

Oil & Gas Services—1.4%
Dresser-Rand Group, Inc. 6.500%, 05/01/21	2,600,000	2,782,000
FMC Technologies, Inc. 3.450%, 10/01/22	2,200,000	2,178,722
Gulfmark Offshore, Inc. 6.375%, 03/15/22	2,500,000	2,600,000
Hiland Partners L.P. / Hiland Partner Finance Corp. 5.500%, 05/15/22 (144A)	375,000	379,687
7.250%, 10/01/20 (144A)	2,290,000	2,496,100
Hornbeck Offshore Services, Inc. 5.000%, 03/01/21 (a)	3,000,000	2,992,500
5.875%, 04/01/20	3,700,000	3,829,500
SEACOR Holdings, Inc. 7.375%, 10/01/19	3,500,000	3,920,000

		21,178,509

Packaging & Containers—1.7%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	2,637,500

Packaging & Containers—(Continued)
Ball Corp. 4.000%, 11/15/23	2,750,000	2,619,375
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	8,000,000	8,870,000
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,391,000
Rock Tenn Co. 4.900%, 03/01/22 (a)	1,500,000	1,637,244
Sealed Air Corp. 6.875%, 07/15/33 (144A) (b)	4,900,000	5,096,000
8.375%, 09/15/21 (144A)	2,700,000	3,091,500

		25,342,619

Pharmaceuticals—1.5%
Bristol-Myers Squibb Co. 1.750%, 03/01/19 (a)	2,000,000	1,983,144
Endo Finance Co. 5.750%, 01/15/22 (144A)	2,000,000	2,040,000
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22 (144A)	3,000,000	3,112,500
JLL/Delta Dutch Newco B.V. 7.500%, 02/01/22 (144A)	2,000,000	2,070,000
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20 (a)	4,150,000	4,461,250
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/21 (144A)	2,000,000	2,145,000
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A) (a)	3,000,000	3,086,250
6.375%, 10/15/20 (144A)	3,350,000	3,559,375

		22,457,519

Pipelines—2.9%
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.000%, 12/15/20	2,000,000	2,100,000
El Paso LLC 6.500%, 09/15/20 (a)	5,000,000	5,537,500
Energy Transfer Partners L.P. 5.200%, 02/01/22	4,500,000	4,979,736
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (b)	4,900,000	5,246,062
Kinder Morgan, Inc. 5.000%, 02/15/21 (144A)	2,000,000	2,075,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.500%, 02/15/23	1,475,000	1,570,875
6.750%, 11/01/20	3,000,000	3,255,000
Panhandle Eastern Pipeline Co. L.P. 7.000%, 06/15/18	1,850,000	2,148,755
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	2,000,000	2,172,500
Rose Rock Midstream L.P. / Rose Rock Finance Corp. 5.625%, 07/15/22 (144A)	600,000	607,500

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	1,925,000	$2,035,688
5.750%, 05/15/24 (144A) (a)	4,500,000	4,691,250
Southeast Supply Header LLC 4.250%, 06/15/24 (144A)	2,450,000	2,493,742
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	900,000	906,750
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (a)	1,500,000	1,582,500
5.875%, 10/01/20 (144A)	500,000	527,500
6.125%, 10/15/21	1,200,000	1,281,000

		43,211,358

Real Estate—0.1%
Jones Lang LaSalle, Inc. 4.400%, 11/15/22	1,100,000	1,111,524

Real Estate Investment Trusts—1.2%
American Tower Corp. 4.700%, 03/15/22	2,750,000	2,957,273
Crown Castle International Corp. 5.250%, 01/15/23 (a)	1,350,000	1,407,375
DDR Corp. 7.875%, 09/01/20	2,625,000	3,321,573
Goodman Funding Pty, Ltd. 6.375%, 11/12/20 (144A)	1,500,000	1,737,030
Health Care REIT, Inc. 4.950%, 01/15/21	2,150,000	2,388,147
6.125%, 04/15/20	1,500,000	1,743,780
Omega Healthcare Investors, Inc. 4.950%, 04/01/24 (144A)	1,325,000	1,353,305
6.750%, 10/15/22	1,675,000	1,810,172
RHP Hotel Properties L.P. / RHP Finance Corp. 5.000%, 04/15/21	1,000,000	997,500

		17,716,155

Retail—4.4%
Bon-Ton Department Stores, Inc. (The) 8.000%, 06/15/21 (a)	1,350,000	1,285,875
Brookstone Co., Inc. 13.000%, 10/15/14 (144A) (b) (e)	2,041,798	908,600
Brown Shoe Co., Inc. 7.125%, 05/15/19	3,500,000	3,692,500
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/19 (144A) (a) (f)	2,425,000	2,431,062
Claire’s Stores, Inc. 7.750%, 06/01/20 (144A) (a)	1,000,000	727,500
8.875%, 03/15/19 (a)	3,000,000	2,610,000
CST Brands, Inc. 5.000%, 05/01/23	2,000,000	2,000,000
DBP Holding Corp. 7.750%, 10/15/20 (144A) (a)	1,957,000	1,702,590
Ferrellgas L.P. / Ferrellgas Finance Corp. 6.500%, 05/01/21	1,750,000	1,826,563

Retail—(Continued)
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.625%, 06/15/20	2,000,000	2,135,000
Hillman Group, Inc. (The) 6.375%, 07/15/22 (144A)	650,000	650,000
JC Penney Corp., Inc. 5.650%, 06/01/20 (a)	1,435,000	1,255,625
L Brands, Inc. 7.000%, 05/01/20	3,200,000	3,676,000
8.500%, 06/15/19 (a)	1,050,000	1,288,875
Men’s Wearhouse, Inc. (The) 7.000%, 07/01/22 (144A) (a) (b)	525,000	543,375
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. 7.500%, 08/01/18 (144A) (f)	1,600,000	1,634,000
Michaels Stores, Inc. 7.750%, 11/01/18 (a)	1,400,000	1,480,500
Neiman Marcus Group Ltd., Inc. 8.000%, 10/15/21 (144A)	4,000,000	4,310,000
New Albertsons, Inc. 7.450%, 08/01/29 (a)	1,000,000	947,500
7.750%, 06/15/26	3,000,000	2,940,000
Petco Animal Supplies, Inc. 9.250%, 12/01/18 (144A) (a)	1,500,000	1,610,625
Petco Holdings, Inc. 8.500%, 10/15/17 (144A) (f)	1,500,000	1,537,500
QVC, Inc. 4.375%, 03/15/23	1,750,000	1,777,647
7.375%, 10/15/20 (144A)	2,500,000	2,683,572
Rite Aid Corp. 6.875%, 12/15/28 (144A)	1,250,000	1,265,625
7.700%, 02/15/27	5,500,000	6,146,250
Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/01/23	1,325,000	1,364,750
5.750%, 06/01/22	1,475,000	1,570,875
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.500%, 06/01/24 (a)	1,275,000	1,290,938
7.375%, 08/01/21	3,009,000	3,272,287
Tops Holding Corp. / Tops Markets LLC 8.875%, 12/15/17	2,000,000	2,175,000
Tops Holding II Corp. 8.750%, 06/15/18	1,875,000	1,954,688

		64,695,322

Savings & Loans—0.0%
Washington Mutual Bank 6.875%, 06/15/11 (d) (e) (g)	6,000,000	600

Semiconductors—0.8%
Entegris, Inc. 6.000%, 04/01/22 (144A)	1,900,000	1,957,000
Freescale Semiconductor, Inc. 6.000%, 01/15/22 (144A)	3,000,000	3,195,000
10.750%, 08/01/20	4,400,000	4,972,000

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Micron Technology, Inc. 5.875%, 02/15/22 (144A) (a)	2,000,000	$2,145,000

		12,269,000

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/21	2,500,000	2,731,250

Software—2.2%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	4,000,000	4,310,000
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	1,300,000	1,387,750
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A) (a)	1,500,000	1,543,125
Boxer Parent Co., Inc. 9.000%, 10/15/19 (144A) (a) (f)	1,000,000	975,000
Dun & Bradstreet Corp. (The) 4.375%, 12/01/22 (a)	1,500,000	1,538,218
First Data Corp. 8.250%, 01/15/21 (144A)	8,300,000	9,088,500
11.250%, 01/15/21 (a)	1,850,000	2,159,875
12.625%, 01/15/21	6,425,000	7,910,781
First Data Holdings, Inc. 14.500%, 09/24/19 (144A) (a) (f)	1,388,508	1,542,980
Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	2,200,000	2,420,000

		32,876,229

Telecommunications—7.6%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	2,700,000	2,673,000
Altice S.A. 7.750%, 05/15/22 (144A)	3,500,000	3,736,250
Avaya, Inc. 7.000%, 04/01/19 (144A)	1,000,000	1,000,000
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	2,795,000	2,805,853
CenturyLink, Inc. 6.150%, 09/15/19	1,500,000	1,635,000
6.450%, 06/15/21 (a)	4,500,000	4,882,500
6.750%, 12/01/23 (a)	2,500,000	2,731,250
CommScope, Inc. 5.500%, 06/15/24 (144A) (a)	2,200,000	2,235,750
CPI International, Inc. 8.750%, 02/15/18	2,500,000	2,618,750
Digicel Group, Ltd. 7.125%, 04/01/22 (144A) (a)	1,500,000	1,563,750
8.250%, 09/30/20 (144A)	2,000,000	2,180,000
Digicel, Ltd. 7.000%, 02/15/20 (144A) (a)	3,000,000	3,165,000
DigitalGlobe, Inc. 5.250%, 02/01/21 (a)	1,900,000	1,881,000

Telecommunications—(Continued)
Frontier Communications Corp. 7.625%, 04/15/24 (a)	1,400,000	1,506,750
9.250%, 07/01/21	1,225,000	1,466,938
Hughes Satellite Systems Corp. 7.625%, 06/15/21	4,000,000	4,580,000
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	1,300,000	1,313,000
Intelsat Luxembourg S.A. 7.750%, 06/01/21 (a)	7,000,000	7,411,250
8.125%, 06/01/23 (a)	1,320,000	1,427,250
MetroPCS Wireless, Inc. 6.625%, 11/15/20	2,000,000	2,135,000
Sable International Finance, Ltd. 8.750%, 02/01/20 (144A)	2,515,000	2,829,375
SBA Telecommunications, Inc. 5.750%, 07/15/20	2,000,000	2,120,000
8.250%, 08/15/19	1,950,000	2,043,600
SES S.A. 3.600%, 04/04/23 (144A) (a)	1,585,000	1,602,704
SoftBank Corp. 4.500%, 04/15/20 (144A) (a)	2,300,000	2,337,375
Sprint Capital Corp. 6.900%, 05/01/19	3,300,000	3,638,250
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	3,000,000	3,450,000
7.000%, 08/15/20	2,250,000	2,489,062
Sprint Corp. 7.250%, 09/15/21 (144A)	2,700,000	2,976,750
7.875%, 09/15/23 (144A)	5,750,000	6,396,875
T-Mobile USA, Inc. 6.500%, 01/15/24 (a)	5,500,000	5,878,125
6.542%, 04/28/20 (a)	4,750,000	5,130,000
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A)	2,700,000	2,835,000
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	2,850,000	3,135,000
Verizon Communications, Inc. 3.450%, 03/15/21 (a)	3,000,000	3,100,212
ViaSat, Inc. 6.875%, 06/15/20	2,000,000	2,155,000
Virgin Media Secured Finance plc 5.375%, 04/15/21 (144A)	3,000,000	3,150,000
Wind Acquisition Finance S.A. 7.375%, 04/23/21 (144A)	3,900,000	4,163,250

		112,378,869

Textiles—0.1%
Springs Industries, Inc. 6.250%, 06/01/21 (a)	900,000	918,000

Transportation—0.5%
Kansas City Southern de Mexico S.A. de C.V. 2.350%, 05/15/20	2,000,000	1,915,906
Viterra, Inc. 5.950%, 08/01/20 (144A)	4,250,000	4,850,780

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A) (b)	1,125,000	$1,147,500

		7,914,186

Total Corporate Bonds & Notes (Cost $1,068,787,847)		1,123,804,078

Convertible Bonds—13.1%

Airlines—0.4%
United Airlines, Inc. 4.500%, 01/15/15	2,600,000	5,702,125

Apparel—0.2%
Iconix Brand Group, Inc. 1.500%, 03/15/18 (a)	2,500,000	3,631,250

Auto Manufacturers—0.6%
Ford Motor Co. 4.250%, 11/15/16 (a)	1,200,000	2,397,750
Tesla Motors, Inc. 1.250%, 03/01/21	2,600,000	2,513,875
Volkswagen International Finance NV 5.500%, 11/09/15 (144A) (EUR)	2,600,000	4,171,535

		9,083,160

Auto Parts & Equipment—0.1%
Meritor, Inc. 4.000%, 02/15/27 (h)	1,800,000	1,912,500

Banks—0.0%
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (c)	560,000	619,360

Biotechnology—1.5%
BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	300,000	310,313
1.875%, 04/23/17	800,000	2,458,500
Cubist Pharmaceuticals, Inc. 1.875%, 09/01/20 (144A) (a)	3,000,000	3,420,000
Gilead Sciences, Inc. 1.625%, 05/01/16	1,250,000	4,556,250
Illumina, Inc. 0.250%, 03/15/16	1,750,000	3,761,406
0.500%, 06/15/21 (144A)	625,000	643,750
Incyte Corp., Ltd. 1.250%, 11/15/20 (144A) (a)	725,000	976,484
Isis Pharmaceuticals, Inc. 2.750%, 10/01/19	800,000	1,761,000
Medivation, Inc. 2.625%, 04/01/17	3,000,000	4,781,250

		22,668,953

Computers—0.2%
SanDisk Corp. 0.500%, 10/15/20 (144A) (a)	2,650,000	3,334,031

Electrical Components & Equipment—0.2%
SunPower Corp. 0.750%, 06/01/18	1,500,000	2,595,938
0.875%, 06/01/21 (144A) (a)	800,000	936,500

		3,532,438

Electronics—0.2%
Fluidigm Corp. 2.750%, 02/01/34 (a)	2,500,000	2,370,313

Energy - Alternate Sources—0.2%
JinkoSolar Holding Co., Ltd. 4.000%, 02/01/19 (144A)	2,200,000	2,179,375

Healthcare - Products—0.2%
Cepheid, Inc. 1.250%, 02/01/21 (144A) (a)	2,250,000	2,323,125

Healthcare - Services—0.5%
Brookdale Senior Living, Inc. 2.750%, 06/15/18 (a)	4,000,000	5,447,500
WellPoint, Inc. 2.750%, 10/15/42	1,500,000	2,297,813

		7,745,313

Household Products/Wares—0.1%
Jarden Corp. 1.125%, 03/15/34 (144A) (a)	2,000,000	2,042,500

Insurance—0.1%
MGIC Investment Corp. 2.000%, 04/01/20	1,000,000	1,488,750

Internet—0.7%
HomeAway, Inc. 0.125%, 04/01/19 (144A) (a)	650,000	634,969
priceline.com, Inc. 1.000%, 03/15/18	2,750,000	3,896,406
1.250%, 03/15/15	237,280	936,070
Web.com Group, Inc. 1.000%, 08/15/18	2,300,000	2,468,187
Yahoo!, Inc. Zero Coupon, 12/01/18 (144A) (a)	2,300,000	2,288,500

		10,224,132

Investment Company Security—0.1%
Ares Capital Corp. 4.875%, 03/15/17	1,500,000	1,597,500

Lodging—0.2%
MGM Resorts International 4.250%, 04/15/15	2,000,000	2,936,250

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Machinery - Diversified—0.5%
Altra Industrial Motion Corp. 2.750%, 03/01/31	2,400,000	$3,465,000
Chart Industries, Inc. 2.000%, 08/01/18	3,050,000	4,260,469

		7,725,469

Media—0.2%
Liberty Interactive LLC 0.750%, 03/30/43	2,200,000	2,948,000

Mining—0.1%
Stillwater Mining Co. 1.750%, 10/15/32	1,350,000	1,964,250

Miscellaneous Manufacturing—0.6%
Danaher Corp. Zero Coupon, 01/22/21 (a)	2,500,000	5,721,875
Trinity Industries, Inc. 3.875%, 06/01/36 (a)	2,000,000	3,723,750

		9,445,625

Oil & Gas—0.7%
Chesapeake Energy Corp. 2.500%, 05/15/37 (a)	3,000,000	3,213,750
Energy XXI Bermuda, Ltd. 3.000%, 12/15/18 (144A) (a)	4,025,000	3,969,656
PDC Energy, Inc. 3.250%, 05/15/16 (144A)	2,000,000	3,212,500

		10,395,906

Oil & Gas Services—0.2%
Hornbeck Offshore Services, Inc. 1.500%, 09/01/19 (a)	2,000,000	2,418,750

Pharmaceuticals—1.1%
ALZA Corp. Zero Coupon, 07/28/20	5,000,000	7,190,625
Mylan, Inc. 3.750%, 09/15/15	1,200,000	4,652,250
Omnicare, Inc. 3.500%, 02/15/44 (a)	2,500,000	2,831,250
Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	1,000,000	1,963,125

		16,637,250

Real Estate Investment Trusts—0.7%
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	4,800,000	8,127,000
ProLogis L.P. 3.250%, 03/15/15 (a)	1,300,000	1,455,187

		9,582,187

Retail—0.2%
Restoration Hardware Holdings, Inc. Zero Coupon, 06/15/19 (144A)	2,250,000	2,335,781

Semiconductors—1.6%
Intel Corp. 3.250%, 08/01/39 (a)	4,250,000	6,555,625
Micron Technology, Inc. 3.000%, 11/15/43	4,000,000	5,152,500
Novellus Systems, Inc. 2.625%, 05/15/41	1,300,000	2,630,875
NVIDIA Corp. 1.000%, 12/01/18 (144A) (a)	1,750,000	1,931,563
SunEdison, Inc. 0.250%, 01/15/20 (144A)	2,000,000	2,141,250
Xilinx, Inc. 2.625%, 06/15/17 (a)	3,500,000	5,799,062

		24,210,875

Software—1.2%
Citrix Systems, Inc. 0.500%, 04/15/19 (144A)	1,000,000	1,058,750
Concur Technologies, Inc. 0.500%, 06/15/18 (a)	2,650,000	2,958,063
NetSuite, Inc. 0.250%, 06/01/18 (a)	3,275,000	3,358,922
Proofpoint, Inc. 1.250%, 12/15/18 (144A) (a)	2,750,000	3,284,531
Salesforce.com, Inc. 0.750%, 01/15/15	1,425,000	3,884,906
Verint Systems, Inc. 1.500%, 06/01/21	1,000,000	1,025,000
Workday, Inc. 0.750%, 07/15/18	1,500,000	1,916,250

		17,486,422

Telecommunications—0.5%
Ciena Corp. 4.000%, 12/15/20 (a)	1,275,000	1,766,672
Nortel Network s Corp. 2.125%, 04/15/14 (e)	3,300,000	3,337,125
Palo Alto Networks, Inc. Zero Coupon, 07/01/19 (144A)	1,900,000	1,960,562

		7,064,359

Total Convertible Bonds (Cost $160,527,673)		195,605,949

Convertible Preferred Stocks—3.4%

Aerospace & Defense—0.4%
United Technologies Corp. 7.500%, 08/01/15 (a)	100,000	6,519,000

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Banks—0.7%
Bank of America Corp. 7.250%, 12/31/49 (d)	3,500	$4,084,500
Wells Fargo & Co., Series L 7.500%, 12/31/49	5,000	6,070,000

		10,154,500

Diversified Financial Services—0.5%
AMG Capital Trust II 5.150%, 10/15/37	123,500	7,757,344

Electric Utilities—0.4%
Exelon Corp. 6.500%, 06/01/17 (a)	34,900	1,882,736
NextEra Energy, Inc. 5.889%, 09/01/15	70,000	4,549,300

		6,432,036

Iron/Steel—0.0%
ArcelorMittal 6.000%, 01/15/16	25,000	563,280

Multi-Utilities—0.2%
Dominion Resources, Inc. 6.000%, 07/01/16 (a) (d)	50,000	2,901,000

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc. 7.000%, 12/31/49 (a)	70,000	1,918,000
American Tower Corp. 5.250%, 05/15/17 (a)	8,300	883,120
Crown Castle International Corp. 4.500%, 11/01/16	25,000	2,548,000
Health Care REIT, Inc. 6.500%, 12/31/49 (d)	75,000	4,330,500
Weyerhaeuser Co. 6.375%, 07/01/16 (a) (d)	50,000	2,837,500

		12,517,120

Road & Rail—0.3%
Genesee & Wyoming, Inc. 5.000%, 10/01/15 (a)	30,000	4,048,200

Telecommunications—0.0%
Intelsat S.A. 5.750%, 05/01/16 (a)	6,000	305,460

Total Convertible Preferred Stocks (Cost $46,072,257)		51,197,940

Common Stocks—3.4%

Aerospace & Defense—0.2%
Precision Castparts Corp.	10,000	2,524,000

Auto Components—0.1%
Cooper-Standard Holding, Inc. (i)	15,000	992,400

Banks—0.2%
Fifth Third Bancorp (a)	150,000	3,202,500

Biotechnology—0.1%
Vertex Pharmaceuticals, Inc. (a) (i)	10,500	994,140

Chemicals—0.3%
Monsanto Co. (a)	33,000	4,116,420

Communications Equipment—0.0%
Palo Alto Networks, Inc. (a) (i)	7,000	586,950

Diversified Consumer Services—0.0%
LifeLock, Inc. (a) (i)	42,000	586,320

Electrical Equipment—0.2%
Emerson Electric Co.	20,000	1,327,200
Generac Holdings, Inc. (a) (i)	23,000	1,121,020

		2,448,220

Energy Equipment & Services—0.1%
Dresser-Rand Group, Inc. (a) (i)	20,000	1,274,600

Food Products—0.1%
Boulder Brands, Inc. (a) (i)	64,400	913,192

Health Care Providers & Services—0.2%
Express Scripts Holding Co. (i)	25,000	1,733,250
Team Health Holdings, Inc. (a) (i)	40,000	1,997,600

		3,730,850

Industrial Conglomerates—0.1%
General Electric Co.	50,000	1,314,000

IT Services—0.3%
Alliance Data Systems Corp. (a) (i)	10,000	2,812,500
VeriFone Systems, Inc. (a) (i)	33,000	1,212,750

		4,025,250

Machinery—0.0%
Mueller Water Products, Inc. - Class A	60,000	518,400

Media—0.1%
Twenty-First Century Fox, Inc. - Class A (a)	42,000	1,476,300

Oil, Gas & Consumable Fuels—0.7%
Antero Resources Corp. (i)	12,000	787,560
Diamondback Energy, Inc. (a) (i)	33,000	2,930,400
EOG Resources, Inc.	20,000	2,337,200
Kodiak Oil & Gas Corp. (a) (i)	100,000	1,455,000
Whiting Petroleum Corp. (i)	47,000	3,771,750

		11,281,910

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp. (i)	1,867,500	$210,165

Pharmaceuticals—0.4%
Bristol-Myers Squibb Co. (a)	70,000	3,395,700
Teva Pharmaceutical Industries, Ltd. (ADR)	40,000	2,096,800

		5,492,500

Software—0.2%
FireEye, Inc. (a) (i)	12,000	486,600
Fortinet, Inc. (a) (i)	70,000	1,759,100
Informatica Corp. (a) (i)	47,000	1,675,550

		3,921,250

Water Utilities—0.1%
American Water Works Co., Inc. (a)	23,000	1,137,350

Total Common Stocks (Cost $42,768,537)		50,746,717

U.S. Treasury & Government Agencies—1.5%

Agency Sponsored Mortgage - Backed—1.5%
Fannie Mae 30 Yr. Pool 3.500%, 07/01/43	11,423,009	11,776,945
4.000%, 04/01/44	9,971,508	10,597,382

Total U.S. Treasury & Government Agencies (Cost $22,003,490)		22,374,327

Floating Rate Loans (c)—0.7%

Electronics—0.2%
Generac Power Systems, Inc. Term Loan B, 3.250%, 05/31/20	3,013,376	2,999,815

Insurance—0.1%
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,350,000	1,403,156

Retail—0.3%
BJ’s Wholesale Club, Inc. 2nd Lien Term Loan, 8.500%, 03/26/20	1,425,000	1,463,746
Brookstone Co., Inc. DIP Term Loan A, 5.500%, 04/04/15 (g)	1,744,405	1,744,405
DIP Term Loan B, 0.300%, 04/04/15 (g)	1,053,911	1,053,911

		4,262,062

Trading Companies & Distributors—0.1%
Neff Rental LLC 2nd Lien Term Loan, 7.250%, 06/09/21	1,500,000	1,499,063

Total Floating Rate Loans (Cost $10,064,301)		10,164,096

Preferred Stocks — 0.5%
Security Description	Shares/ Principal Amount*	Value

Banks—0.4%
GMAC Capital Trust I, 8.125% (c)	50,000	1,365,000
Texas Capital Bancshares, Inc., 6.500% (a)	86,800	2,101,428
U.S. Bancorp. Series A, 3.500% (a) (c)	2,305	1,918,913

		5,385,341

Thrifts & Mortgage Finance—0.1%
Federal National Mortgage Association Series S, 8.250% (c) (i)	136,300	1,410,705

Total Preferred Stocks (Cost $8,670,566)		6,796,046

Foreign Government—0.2%

Sovereign—0.2%
Bermuda Government International Bond 4.138%, 01/03/23 (144A) (a)	1,750,000	1,750,000
Commonwealth of the Bahamas 5.750%, 01/16/24 (144A)	800,000	852,000

Total Foreign Government (Cost $2,550,000)		2,602,000

Warrants—0.1%

Auto Components—0.1%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (d) (i)	20,875	826,233

Media—0.0%
Ion Media Second Lien, Expires 12/18/16 (d) (g) (i)	395	38,726
Ion Media Unsecured Debt, Expires 12/18/16 (d) (g) (i)	390	38,235

		76,961

Total Warrants (Cost $2,394,059)		903,194

Short-Term Investment—16.7%

Mutual Fund—16.7%
State Street Navigator Securities Lending MET Portfolio (j)	247,043,007	247,043,007

Total Short-Term Investment (Cost $247,043,007)		247,043,007

Total Investments—115.5% (Cost $1,610,881,737) (k)		1,711,237,354
Other assets and liabilities (net)—(15.5)%		(229,350,100)

Net Assets—100.0%		$1,481,887,254

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $239,542,284 and the collateral received consisted of cash in the amount of $247,043,007 and non-cash collateral with a value of $5,524,238. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $28,097,256, which is 1.9% of net assets. See details shown in the Restricted Securities table that follows.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of June 30, 2014, these securities represent 1.2% of net assets.
(e)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Non-income producing security.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of June 30, 2014, the aggregate cost of investments was $1,610,881,737. The aggregate unrealized appreciation and depreciation of investments were $119,168,872 and $(18,813,255), respectively, resulting in net unrealized appreciation of $100,355,617.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $419,190,417, which is 28.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Affinion Investments LLC	12/09/13	$1,000,000	$1,012,500	$1,040,000
Brookstone Co., Inc.	11/02/06	2,041,798	2,292,766	908,600
Compiler Finance Sub, Inc.	05/02/13	2,000,000	2,048,469	2,030,000
CrownRock L.P. / CrownRock Finance, Inc.	04/05/13	4,600,000	4,654,863	4,853,000
IFM U.S. Colonial Pipeline 2 LLC	04/14/11	4,900,000	4,897,987	5,246,062
International Automotive Components Group S.A.	04/13/12	2,000,000	1,944,849	2,125,000
MU Finance plc	01/22/10	2,568,511	2,546,648	2,684,094
Men’s Wearhouse, Inc. (The)	06/11/14	525,000	525,000	543,375
Mirabela Nickel, Ltd.	04/07/12	2,550,000	2,578,639	586,500
Sealed Air Corp.	02/02/12	4,900,000	4,548,616	5,096,000
Stoneridge, Inc.	09/24/10	1,725,000	1,725,000	1,837,125
Watco Cos. LLC / Watco Finance Corp.	03/19/13	1,125,000	1,126,375	1,147,500

				$28,097,256

Futures Contracts

Futures Contracts – Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 10 Year Futures	09/19/14	(419)	USD	(52,084,404)	$(362,611)

(USD)—	United States Dollar

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$26,346,625	$—	$26,346,625
Airlines	—	3,799,032	—	3,799,032
Apparel	—	3,477,000	—	3,477,000
Auto Manufacturers	—	7,010,000	—	7,010,000
Auto Parts & Equipment	—	11,774,688	—	11,774,688
Banks	—	36,817,727	—	36,817,727
Beverages	—	2,509,375	—	2,509,375
Biotechnology	—	3,710,000	—	3,710,000
Building Materials	—	9,148,810	—	9,148,810
Chemicals	—	32,440,513	—	32,440,513
Coal	—	3,558,250	—	3,558,250
Commercial Services	—	41,281,312	—	41,281,312
Computers	—	13,806,000	—	13,806,000
Cosmetics/Personal Care	—	6,884,604	—	6,884,604
Distribution/Wholesale	—	3,211,025	—	3,211,025
Diversified Financial Services	—	62,382,522	—	62,382,522
Electric	—	15,722,133	—	15,722,133
Electrical Components & Equipment	—	10,292,719	—	10,292,719
Electronics	—	1,837,125	—	1,837,125
Energy-Alternate Sources	—	2,209,787	—	2,209,787
Engineering & Construction	—	5,992,125	—	5,992,125
Entertainment	—	23,458,027	—	23,458,027
Environmental Control	—	4,905,313	—	4,905,313
Food	—	21,134,252	—	21,134,252
Forest Products & Paper	—	4,628,750	—	4,628,750
Gas	—	6,935,344	—	6,935,344
Hand/Machine Tools	—	4,270,500	—	4,270,500
Healthcare-Products	—	6,176,250	—	6,176,250
Healthcare-Services	—	52,424,130	—	52,424,130
Holding Companies-Diversified	—	1,574,563	—	1,574,563
Home Builders	—	10,836,500	—	10,836,500
Household Products/Wares	—	18,396,750	—	18,396,750
Insurance	—	7,709,357	—	7,709,357
Internet	—	6,085,750	—	6,085,750
Investment Company Security	—	2,126,084	—	2,126,084
Iron/Steel	—	9,873,149	—	9,873,149
Leisure Time	—	3,182,250	—	3,182,250

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$14,655,719	$—	$14,655,719
Machinery-Diversified	—	15,260,773	—	15,260,773
Media	—	66,265,900	—	66,265,900
Metal Fabricate/Hardware	—	5,546,543	—	5,546,543
Mining	—	7,742,767	—	7,742,767
Miscellaneous Manufacturing	—	12,141,563	—	12,141,563
Office Furnishings	—	3,448,596	—	3,448,596
Oil & Gas	—	146,012,736	—	146,012,736
Oil & Gas Services	—	21,178,509	—	21,178,509
Packaging & Containers	—	25,342,619	—	25,342,619
Pharmaceuticals	—	22,457,519	—	22,457,519
Pipelines	—	43,211,358	—	43,211,358
Real Estate	—	1,111,524	—	1,111,524
Real Estate Investment Trusts	—	17,716,155	—	17,716,155
Retail	—	64,695,322	—	64,695,322
Savings & Loans	—	—	600	600
Semiconductors	—	12,269,000	—	12,269,000
Shipbuilding	—	2,731,250	—	2,731,250
Software	—	32,876,229	—	32,876,229
Telecommunications	—	112,378,869	—	112,378,869
Textiles	—	918,000	—	918,000
Transportation	—	7,914,186	—	7,914,186
Total Corporate Bonds & Notes	—	1,123,803,478	600	1,123,804,078
Total Convertible Bonds*	—	195,605,949	—	195,605,949
Convertible Preferred Stocks
Aerospace & Defense	6,519,000	—	—	6,519,000
Banks	10,154,500	—	—	10,154,500
Diversified Financial Services	—	7,757,344	—	7,757,344
Electric Utilities	6,432,036	—	—	6,432,036
Iron/Steel	—	563,280	—	563,280
Multi-Utilities	2,901,000	—	—	2,901,000
Real Estate Investment Trusts	12,517,120	—	—	12,517,120
Road & Rail	4,048,200	—	—	4,048,200
Telecommunications	305,460	—	—	305,460
Total Convertible Preferred Stocks	42,877,316	8,320,624	—	51,197,940
Common Stocks
Aerospace & Defense	2,524,000	—	—	2,524,000
Auto Components	992,400	—	—	992,400
Banks	3,202,500	—	—	3,202,500
Biotechnology	994,140	—	—	994,140
Chemicals	4,116,420	—	—	4,116,420
Communications Equipment	586,950	—	—	586,950
Diversified Consumer Services	586,320	—	—	586,320
Electrical Equipment	2,448,220	—	—	2,448,220
Energy Equipment & Services	1,274,600	—	—	1,274,600
Food Products	913,192	—	—	913,192
Health Care Providers & Services	3,730,850	—	—	3,730,850
Industrial Conglomerates	1,314,000	—	—	1,314,000
IT Services	4,025,250	—	—	4,025,250
Machinery	518,400	—	—	518,400
Media	1,476,300	—	—	1,476,300
Oil, Gas & Consumable Fuels	11,281,910	—	—	11,281,910
Paper & Forest Products	—	210,165	—	210,165
Pharmaceuticals	5,492,500	—	—	5,492,500
Software	3,921,250	—	—	3,921,250
Water Utilities	1,137,350	—	—	1,137,350
Total Common Stocks	50,536,552	210,165	—	50,746,717
Total U.S. Treasury & Government Agencies*	—	22,374,327	—	22,374,327

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Electronics	$—	$2,999,815	$—	$2,999,815
Insurance	—	1,403,156	—	1,403,156
Retail	—	1,463,746	2,798,316	4,262,062
Trading Companies & Distributors	—	1,499,063	—	1,499,063
Total Floating Rate Loans	—	7,365,780	2,798,316	10,164,096
Total Preferred Stocks*	6,796,046	—	—	6,796,046
Total Foreign Government*	—	2,602,000	—	2,602,000
Warrants
Auto Components	826,233	—	—	826,233
Media	—	—	76,961	76,961
Total Warrants	826,233	—	76,961	903,194
Total Short-Term Investment*	247,043,007	—	—	247,043,007
Total Investments	$348,079,154	$1,360,282,323	$2,875,877	$1,711,237,354

Collateral for securities loaned (Liability)	$—	$(247,043,007)	$—	$(247,043,007)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(362,611)	$—	$—	$(362,611)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $644,530 were due to decreased trading activity. Transfers from Level 2 to Level 1 in the amount of $1,691,893 were due to increased trading activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts/ (Premiums)	Change in Unrealized Appreciation	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation from Investments still held at June 30, 2014
Corporate Bonds & Notes
Saving & Loans	$600	$(363)	$363	$—	$600	$363
Floating Rate Loans
Retail	—	—	—	2,798,316	2,798,316	—
Warrants
Media	76,961	—	—	—	76,961	—

Total	$77,561	$(363)	$363	$2,798,316	$2,875,877	$363

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,711,237,354
Cash	251,704
Receivable for:
Investments sold	13,318,708
Fund shares sold	166,952
Principal paydowns	34,274
Dividends and interest	18,841,120

Total Assets	1,743,850,112
Liabilities
Collateral for securities loaned	247,043,007
Payables for:
Investments purchased	12,565,118
Fund shares redeemed	1,237,318
Variation margin on futures contracts	32,736
Accrued expenses:
Management fees	619,243
Distribution and service fees	172,234
Deferred trustees’ fees	58,994
Other expenses	234,208

Total Liabilities	261,962,858

Net Assets	$1,481,887,254

Net assets consist of:
Paid in surplus	$1,330,874,769
Undistributed net investment income	34,121,436
Accumulated net realized gain	16,897,696
Unrealized appreciation on investments, futures contracts and foreign currency transactions	99,993,353

Net Assets	$1,481,887,254

Net Assets
Class A	$634,238,136
Class B	825,222,005
Class E	22,427,113
Capital Shares Outstanding*
Class A	48,141,622
Class B	63,298,404
Class E	1,715,161
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.17
Class B	13.04
Class E	13.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,610,881,737.
(b)	Includes securities loaned at value of $239,542,284.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$1,710,409
Interest	39,184,462
Securities lending income	324,390

Total investment income	41,219,261
Expenses
Management fees	3,734,978
Administration fees	17,134
Custodian and accounting fees	88,154
Distribution and service fees—Class B	1,015,302
Distribution and service fees—Class E	16,729
Audit and tax services	32,026
Legal	15,668
Trustees’ fees and expenses	22,091
Shareholder reporting	76,646
Insurance	4,786
Miscellaneous	7,261

Total expenses	5,030,775

Net Investment Income	36,188,486

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	21,219,955
Futures contracts	(574,609)
Foreign currency transactions	1,080

Net realized gain	20,646,426

Net change in unrealized appreciation (depreciation) on:
Investments	30,590,631
Futures contracts	(1,127,040)
Foreign currency transactions	(3,160)

Net change in unrealized appreciation	29,460,431

Net realized and unrealized gain	50,106,857

Net Increase in Net Assets From Operations	$86,295,343

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,188,486	$79,862,605
Net realized gain	20,646,426	44,063,075
Net change in unrealized appreciation (depreciation)	29,460,431	(7,066,080)

Increase in net assets from operations	86,295,343	116,859,600

From Distributions to Shareholders
Net investment income
Class A	(36,660,759)	(42,518,412)
Class B	(45,157,543)	(53,791,660)
Class E	(1,256,379)	(1,589,195)
Net realized capital gains
Class A	(17,089,978)	0
Class B	(21,987,704)	0
Class E	(602,285)	0

Total distributions	(122,754,648)	(97,899,267)

Increase (decrease) in net assets from capital share transactions	49,794,019	(109,762,823)

Total increase (decrease) in net assets	13,334,714	(90,802,490)

Net Assets
Beginning of period	1,468,552,540	1,559,355,030

End of period	$1,481,887,254	$1,468,552,540

Undistributed net investment income
End of period	$34,121,436	$81,007,631

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,453,483	$19,153,735	4,364,094	$58,692,112
Reinvestments	4,202,560	53,750,737	3,285,812	42,518,412
Redemptions	(4,578,269)	(60,409,374)	(14,420,147)	(196,904,953)

Net increase (decrease)	1,077,774	$12,495,098	(6,770,241)	$(95,694,429)

Class B
Sales	2,312,189	$30,839,563	6,559,278	$85,792,951
Reinvestments	5,303,732	67,145,247	4,195,917	53,791,660
Redemptions	(4,577,824)	(60,980,260)	(11,626,686)	(152,201,329)

Net increase (decrease)	3,038,097	$37,004,550	(871,491)	$(12,616,718)

Class E
Sales	70,474	$944,352	261,672	$3,472,694
Reinvestments	146,352	1,858,664	123,673	1,589,195
Redemptions	(187,854)	(2,508,645)	(494,024)	(6,513,565)

Net increase (decrease)	28,972	$294,371	(108,679)	$(1,451,676)

Increase (decrease) derived from capital shares transactions		$49,794,019		$(109,762,823)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.55		$13.43	$12.80	$12.98	$12.24	$9.72

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.73	0.75	0.80	0.79	0.78
Net realized and unrealized gain (loss) on investments	0.45		0.32	0.86	(0.17)	0.76	2.61

Total from investment operations	0.79		1.05	1.61	0.63	1.55	3.39

Less Distributions
Distributions from net investment income	(0.80)		(0.93)	(0.98)	(0.81)	(0.81)	(0.87)
Distributions from net realized capital gains	(0.37)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.17)		(0.93)	(0.98)	(0.81)	(0.81)	(0.87)

Net Asset Value, End of Period	$13.17		$13.55	$13.43	$12.80	$12.98	$12.24

Total Return (%) (b)	6.17	(c)	8.17	13.19	4.83	13.18	37.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.55	(d)	0.54	0.54	0.54	0.53	0.55
Ratio of net investment income to average net assets (%)	5.07	(d)	5.50	5.76	6.18	6.40	7.21
Portfolio turnover rate (%)	25	(c)	46	47	36	42	39
Net assets, end of period (in millions)	$634.2		$637.9	$722.9	$715.6	$1,163.2	$1,006.5

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.41		$13.29	$12.67	$12.87	$12.14	$9.65

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.69	0.71	0.76	0.76	0.74
Net realized and unrealized gain (loss) on investments	0.44		0.33	0.86	(0.19)	0.76	2.59

Total from investment operations	0.76		1.02	1.57	0.57	1.52	3.33

Less Distributions
Distributions from net investment income	(0.76)		(0.90)	(0.95)	(0.77)	(0.79)	(0.84)
Distributions from net realized capital gains	(0.37)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.13)		(0.90)	(0.95)	(0.77)	(0.79)	(0.84)

Net Asset Value, End of Period	$13.04		$13.41	$13.29	$12.67	$12.87	$12.14

Total Return (%) (b)	5.97	(c)	7.98	12.95	4.46	12.97	36.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(d)	0.79	0.79	0.79	0.78	0.80
Ratio of net investment income to average net assets (%)	4.82	(d)	5.24	5.51	5.98	6.16	6.93
Portfolio turnover rate (%)	25	(c)	46	47	36	42	39
Net assets, end of period (in millions)	$825.2		$808.0	$812.6	$780.4	$805.0	$740.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.45		$13.33	$12.71	$12.89	$12.16	$9.67

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.71	0.72	0.78	0.77	0.76
Net realized and unrealized gain (loss) on investments	0.45		0.32	0.86	(0.18)	0.76	2.58

Total from investment operations	0.78		1.03	1.58	0.60	1.53	3.34

Less Distributions
Distributions from net investment income	(0.78)		(0.91)	(0.96)	(0.78)	(0.80)	(0.85)
Distributions from net realized capital gains	(0.37)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.15)		(0.91)	(0.96)	(0.78)	(0.80)	(0.85)

Net Asset Value, End of Period	$13.08		$13.45	$13.33	$12.71	$12.89	$12.16

Total Return (%) (b)	6.04	(c)	8.06	13.01	4.69	13.03	36.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	(d)	0.69	0.69	0.69	0.68	0.70
Ratio of net investment income to average net assets (%)	4.92	(d)	5.34	5.61	6.07	6.26	7.03
Portfolio turnover rate (%)	25	(c)	46	47	36	42	39
Net assets, end of period (in millions)	$22.4		$22.7	$23.9	$24.3	$30.0	$32.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, contingent payment debt instruments, and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve markets and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts* (a)	$362,611

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

MIST-29

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(6,023)	$(6,023)
Futures contracts	(574,609)	—	(574,609)

	$(574,609)	$(6,023)	$(580,632)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Futures contracts	$(1,127,040)	$—	$(1,127,040)

	$(1,127,040)	$—	$(1,127,040)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts short	$39,933,333

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in

MIST-30

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$20,714,844	$339,456,461	$10,737,993	$354,625,068

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $85,522 in purchases and $1,565,981in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,734,978	0.600%	First $250 million
	0.550%	$250 million to $500 million
	0.500%	$500 million to $1 billion
	0.450%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Lord, Abbett & Co. LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and

MIST-31

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2014 (Continued)

Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$97,899,267	$113,483,572	$—	$—	$97,899,267	$113,483,572

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$90,962,884	$31,366,952	$65,195,839	$—	$187,525,675

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $1,720,960. As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-32

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 29, 2014, the Class A shares of the Met/Artisan International Portfolio returned 4.70%. The Portfolio’s benchmark, the MSCI AC World (ex-U.S.) Index1, returned 4.59%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed steadily in the period from April 29 to June 30, 2014. Despite several factors which could have shaken investor confidence, markets chose to view the glass as half full. Positive sentiment was driven by statements from the Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”) echoing an ongoing commitment to low interest rates. The lack of central bank hawkishness lifted several global indices toward multi-year highs and pushed measures of volatility to historic lows. Global mergers and acquisitions volume was also a tailwind with over $1 trillion in deals announced during the period. Headlines touted geopolitical tensions between Russia and Ukraine, plus unrest in Iraq, but did not deter overall sentiment.

The euro zone continues to face an uphill recovery battle as its two largest economies, Germany and France, are slowing. The ECB unveiled a package of extraordinary measures in June, cutting a main interest rate below zero and offering up to €400 billion in loans in a major effort to combat deflation. The Chinese economy was mixed in the second quarter, with improving industrial production and retail sales but a faltering real estate market. For now, it seems the government’s mini-stimulus measures are having a positive impact. Markets in Japan erased much of their year-to-date losses as domestic consumption stayed relatively firm after a sales tax hike. Prime Minister Shinzo Abe’s latest economic package also boosted sentiment.

In the U.S., a dismal first quarter gross domestic product (“GDP”) print was largely ignored. The U.S. economy contracted at a 2.9% pace, the sharpest decline in five years, but markets instead focused on strength in other areas of the economy such as employment, housing and auto sales. Measures of U.S. inflation ticked up, but investors were placated by the Fed’s dismissal of the so-called noisy data.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio benefited from positive stock selection in the majority of sectors, highlighting the depth of our bottom-up investment process. Holdings from multiple themes contributed positively to overall results, including our technology, demographics, air travel and environmental themes. A rebound in several high-conviction Technology and Consumer Staples holdings worked in our favor. Baidu (China), SABMiller (U.K.) and Anheuser-Busch InBev (Belgium) were counted among our leading individual contributors. Health Care stocks Covidien (U.S.) and Actelion (Switzerland) were also standout holdings. Regionally, our exposure to emerging markets was a source of strength.

Our Health Care holdings were also a source of strength. Investors responded positively to news that medical device manufacturer Covidien will be bought by U.S.-based rival Medtronic in a deal worth $43 billion. The combined company will be based in Ireland, where overall tax rates are lower than in the U.S. The combined company will also enjoy a meaningful footprint in terms of market share: it is expected to take the number one or two position in several key categories for hospital purchases. Shares of biotechnology company Actelion rose after one of its developmental drugs performed well in a late-stage study. A Phase III trial showed that Selexipag, used to treat a heart and lung disease, met its targets and could be a viable replacement for Tracleer®, which will begin losing patent protection in 2015.

On the down side, our minimal exposure to the Index-leading Energy sector was a drawback. As always, our sector weightings are a residual of our bottom-up stock selection process. We have historically identified limited opportunities in the Energy sector, finding the companies to often be commodity-driven and lacking the necessary characteristics to generate long-term sustainable earnings growth. Only a handful of individual positions detracted from our overall results, including financial services provider UBS and specialty chemicals company Croda.

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio was notably overweight the Industrials and Consumer Staples sectors, and underweight the Financials and Energy sectors. As always, sector weights are a residual of our bottom-up stock selection process.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

CUMULATIVE RETURNS (%) FOR THE PERIOD ENDED JUNE 30, 2014

Since Inception[2]
Met/Artisan International Portfolio
Class A	4.70
MSCI AC World (ex-U.S.) Index	4.59

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A shares is 4/29/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Baidu, Inc. (ADR)	4.5
Bayer AG	3.8
Linde AG	3.8
AIA Group, Ltd.	3.1
Nestle S.A.	3.1
Rolls-Royce Holdings plc	3.1
Roche Holding AG	2.9
Deutsche Post AG	2.7
SABMiller plc	2.6
Toyota Motor Corp.	2.6

Top Sectors

% of Net Assets
Industrials	20.6
Consumer Discretionary	17.5
Consumer Staples	16.9
Health Care	15.6
Information Technology	9.4
Financials	7.3
Materials	7.2
Telecommunication Services	2.8
Energy	1.0

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 29, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value April 29, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** April 29, 2014 to June 30, 2014
Class A(a)	Actual	0.83%	$1,000.00	$1,023.50	$1.45
	Hypothetical*	0.83%	$1,000.00	$1,007.20	$1.44

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (63 days) in the most recent fiscal half-year, divided by 365 (to reflect the two month period).

(a) Commencement of operations was April 29, 2014.

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—96.3% of Net Assets

Security Description	Shares	Value

Belgium—4.4%
Anheuser-Busch InBev NV	224,048	$25,752,311
Telenet Group Holding NV (a)	137,515	7,831,932
UCB S.A.	125,576	10,623,368

		44,207,611

China—4.5%
Baidu, Inc. (ADR) (a)	240,647	44,955,266

Denmark—1.0%
ISS A/S (a)	125,694	4,489,916
Rockwool International A/S - B Shares	31,186	5,758,895

		10,248,811

France—7.0%
L’Oreal S.A.	42,355	7,303,368
LVMH Moet Hennessy Louis Vuitton S.A.	42,753	8,235,533
Pernod-Ricard S.A.	83,647	10,045,262
Publicis Groupe S.A.	57,902	4,915,312
Schneider Electric SE	232,545	21,932,298
Zodiac Aerospace	528,401	17,871,465

		70,303,238

Germany—12.9%
Bayer AG	272,819	38,535,250
Beiersdorf AG	146,425	14,170,085
Deutsche Post AG	752,542	27,217,907
Linde AG	178,650	37,991,517
MTU Aero Engines AG	129,362	11,902,872

		129,817,631

Hong Kong—9.2%
AIA Group, Ltd.	6,148,972	30,982,645
Beijing Enterprises Holdings, Ltd.	1,980,000	18,721,836
China Resources Land, Ltd.	990,000	1,815,962
Hongkong Land Holdings, Ltd.	604,000	4,029,175
Sands China, Ltd.	2,573,500	19,506,340
Tencent Holdings, Ltd.	1,136,300	17,419,954

		92,475,912

Indonesia—0.6%
PT Bank Rakyat Indonesia Persero Tbk	7,221,700	6,293,237

Ireland—3.2%
Covidien plc	258,451	23,307,111
CRH plc	326,698	8,380,455

		31,687,566

Japan—14.7%
Honda Motor Co., Ltd.	436,600	15,272,408
IHI Corp.	4,470,000	20,866,454
KDDI Corp.	194,700	11,901,675
LIXIL Group Corp.	386,200	10,445,288
NGK Insulators, Ltd.	1,075,000	24,462,972
Olympus Corp. (a)	665,800	22,993,356

Japan—(Continued)
Ono Pharmaceutical Co., Ltd.	107,000	9,441,160
SoftBank Corp.	84,764	6,306,652
Toyota Motor Corp.	429,900	25,860,272

		147,550,237

Mexico—2.4%
Grupo Televisa S.A.B. (ADR)	709,393	24,339,274

Netherlands—6.2%
ASML Holding NV	275,278	25,618,420
Nielsen Holdings NV	71,873	3,479,372
Unilever NV	527,955	23,093,524
Ziggo NV	221,984	10,258,324

		62,449,640

South Korea—0.9%
NAVER Corp.	7,119	5,890,585
Orion Corp.	3,221	2,931,556
Samsung Electronics Co., Ltd.	77	100,680

		8,922,821

Spain—1.0%
Grifols S.A.	113,994	6,223,591
Grifols S.A. (ADR)	89,109	3,925,251

		10,148,842

Sweden—1.2%
Electrolux AB - Series B	170,055	4,296,818
Volvo AB - B Shares	578,335	7,957,669

		12,254,487

Switzerland—9.8%
Actelion, Ltd. (a)	94,519	11,948,336
Holcim, Ltd. (a)	1,144	100,564
Nestle S.A.	397,272	30,781,809
Roche Holding AG	98,722	29,458,794
Swatch Group AG (The)	22,423	13,543,254
Syngenta AG	2,285	853,721
UBS AG (a)	624,315	11,440,008

		98,126,486

United Kingdom—16.3%
Croda International plc	287,121	10,825,218
Diageo plc	31,581	1,005,327
Imperial Tobacco Group plc	320,801	14,425,938
InterContinental Hotels Group plc	252,910	10,464,451
Johnson Matthey plc	276,391	14,650,753
Liberty Global plc - Class A (a)	216,803	9,587,028
Liberty Global plc - Series C (a)	378,364	16,008,581
Prudential plc	415,883	9,539,851
Rolls-Royce Holdings plc (a)	1,678,683	30,659,588
Royal Mail plc (a)	115,057	981,812
SABMiller plc	456,074	26,423,770
Saga plc (a)	1,125,789	3,347,598

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
WPP plc	752,533	$16,386,372

		164,306,287

United States—1.0%
Schlumberger, Ltd.	82,100	9,683,695

Total Common Stocks (Cost $926,314,821)		967,771,041

Preferred Stock—1.4%

Germany—1.4%
Henkel AG & Co. KGaA (Cost $13,279,362)	119,846	13,863,075

Equity Linked Security—0.6%

Ireland—0.6%
Ryanair Holdings plc (HSBC Bank plc), 11/17/16 (b) (Cost $6,526,158)	680,600	6,407,127

Short-Term Investment—1.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $11,969,667 on 07/01/14, collateralized by $11,855,000 U.S. Government Agency obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 07/31/15 - 09/28/15 with a value of $12,211,269.	11,969,667	11,969,667

Total Short-Term Investment (Cost $11,969,667)		11,969,667

Total Investments—99.5% (Cost $958,090,008) (c)		1,000,010,910
Other assets and liabilities (net)—0.5%		4,695,828

Net Assets—100.0%		$1,004,706,738

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(c)	As of June 30, 2014, the aggregate cost of investments was $958,090,008. The aggregate unrealized appreciation and depreciation of investments were $52,735,289 and $(10,814,387), respectively, resulting in net unrealized appreciation of $41,920,902.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$44,207,611	$—	$44,207,611
China	44,955,266	—	—	44,955,266
Denmark	—	10,248,811	—	10,248,811
France	—	70,303,238	—	70,303,238
Germany	—	129,817,631	—	129,817,631
Hong Kong	—	92,475,912	—	92,475,912
Indonesia	—	6,293,237	—	6,293,237
Ireland	23,307,111	8,380,455	—	31,687,566
Japan	—	147,550,237	—	147,550,237
Mexico	24,339,274	—	—	24,339,274
Netherlands	3,479,372	58,970,268	—	62,449,640
South Korea	—	8,922,821	—	8,922,821
Spain	3,925,251	6,223,591	—	10,148,842
Sweden	—	12,254,487	—	12,254,487
Switzerland	—	98,126,486	—	98,126,486
United Kingdom	28,943,207	135,363,080	—	164,306,287
United States	9,683,695	—	—	9,683,695
Total Common Stocks	138,633,176	829,137,865	—	967,771,041
Total Preferred Stock*	—	13,863,075	—	13,863,075
Total Equity Linked Security*	6,407,127	—	—	6,407,127
Total Short-Term Investment*	—	11,969,667	—	11,969,667
Total Investments	$145,040,303	$854,970,607	$—	$1,000,010,910

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,000,010,910
Cash denominated in foreign currencies (b)	285,650
Receivable for:
Investments sold	7,015,263
Fund shares sold	3,245
Dividends	1,304,588
Prepaid expenses	465

Total Assets	1,008,620,121
Liabilities
Payables for:
Investments purchased	3,147,465
Fund shares redeemed	30,628
Accrued expenses:
Management fees	610,001
Deferred trustees’ fees	5,589
Other expenses	119,700

Total Liabilities	3,913,383

Net Assets	$1,004,706,738

Net assets consist of:
Paid in surplus	$959,177,288
Undistributed net investment income	3,898,937
Accumulated net realized loss	(304,741)
Unrealized appreciation on investments and foreign currency transactions	41,935,254

Net Assets	$1,004,706,738

Net Assets
Class A	$1,004,706,738
Capital Shares Outstanding*
Class A	95,916,187
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, was $958,090,008.
(b)	Identified cost of cash denominated in foreign currencies was $285,615.

Statement of Operations

Period Ended June 30, 2014 (Unaudited)(a)

Investment Income
Dividends (b)	$5,259,063

Total investment income	5,259,063
Expenses
Management fees	1,225,633
Administration fees	3,823
Custodian and accounting fees	87,603
Audit and tax services	12,011
Legal	12,515
Trustees’ fees and expenses	6,046
Shareholder reporting	10,500
Miscellaneous	1,995

Total expenses	1,360,126

Net Investment Income	3,898,937

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,371,058)
Futures contracts	(1,019,622)
Foreign currency transactions	2,085,939

Net realized loss	(304,741)

Net change in unrealized appreciation on:
Investments	41,920,902
Foreign currency transactions	14,352

Net change in unrealized appreciation	41,935,254

Net realized and unrealized gain	41,630,513

Net Increase in Net Assets From Operations	$45,529,450

(a)	Commencement of operations was April 29, 2014.
(b)	Net of foreign withholding taxes of $461,047.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

Period Ended June 30, 2014 (Unaudited)(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,898,937
Net realized loss	(304,741)
Net change in unrealized appreciation	41,935,254

Increase in net assets from operations	45,529,450

Increase in net assets from capital share transactions	959,177,288

Total increase in net assets	1,004,706,738

Net Assets
Beginning of period	—

End of period	$1,004,706,738

Undistributed net investment income
End of period	$3,898,937

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended June 30, 2014 (Unaudited)(a)
	Shares	Value
Class A
Sales	96,601,191	$966,067,165
Redemptions	(685,004)	(6,889,877)

Net increase	95,916,187	$959,177,288

Increase derived from capital shares transactions		$959,177,288

(a)	Commencement of operations was April 29, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended June 30, 2014(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.04
Net realized and unrealized gain on investments	0.43

Total from investment operations	0.47

Net Asset Value, End of Period	$10.47

Total Return (%) (c)	4.70	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(e)
Ratio of net investment income to average net assets (%)	2.35	(e)
Portfolio turnover rate (%)	7	(d)
Net assets, end of period (in millions)	$1,004.7

(a)	Commencement of operations was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”) (commenced operations on April 29, 2014), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C, and E shares. Class A shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $11,969,667, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the period ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through May 7, 2014, the Portfolio had bought and sold $699,968,700 in notional cost on equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the period ended June 30, 2014, the Portfolio had realized losses in the amount of $1,019,622 which are shown under Net realized loss on futures contracts in the Statement of Operations.

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,013,720,934	$0	$66,308,102

During the period ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $83,995,996 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended June 30, 2014	% per annum	Average Daily Net Assets
$1,225,633	0.750%	ALL

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust (the “Trust”) held on February 12-13, 2014, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and Artisan Partners Limited Partnership (the “Sub-Adviser”) for the Met/Artisan International Portfolio, a new series of the Trust (the “Portfolio”).

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Adviser relating to the Portfolio, the Adviser and the Sub-Adviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, performance information for another fund with strategies similar to the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, Bobroff Consulting, Inc., who reviewed and provided analyses regarding investment fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board also met telephonically with personnel of the Adviser on February 6, 2014 for the specific purpose of giving preliminary consideration to the proposed initial approval of the Agreements and to request additional information they considered reasonably necessary to their deliberations. During this meeting, the Board received a presentation from the Adviser regarding the Portfolio, during which representatives of the Adviser responded to questions from the Independent Trustees. In addition, the Board received a presentation regarding the Portfolio at a meeting on February 12, 2014, during which representatives from the Adviser and the Sub-Adviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and Sub-Adviser; (2) the Sub-Adviser’s performance for the proposed strategy; (3) the Adviser’s and the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and the Sub-Adviser; (5) the level and method of computing the Portfolio’s proposed advisory and sub-advisory fees; (6) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or Sub-Adviser’s relationship with the Trusts); (7) the effect of growth in size on the Portfolio’s expenses; (8) fees paid by any comparable accounts; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates.

The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Adviser would provide to the Portfolio. The Board considered the Adviser’s services as investment manager to the Portfolio, including services relating to the selection and oversight of the Sub-Adviser. The Board considered, among other things, the adviser’s oversight of the provision of services to the Portfolio by the Sub-Adviser, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who have performed services for the other portfolios of the Trust and would be performing similar services to the Portfolio (e.g., overseeing the Sub-Adviser). In addition, the Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.
With respect to the services to be provided by the Sub-Adviser, the Board considered, among other things, information provided to the Board by the Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also took into account its knowledge of the Sub-Adviser in connection with the Sub-Adviser’s provision of sub-advisory services to another portfolio managed by the Adviser and overseen by the Board. The Board also considered the Sub-Adviser’s compliance program and regulatory history. The Board also took into account the financial condition of the Sub-Adviser.

The Board considered the Sub-Adviser’s investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio that would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

MIST-16

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board took into account the investment strategy of the proposed Portfolio and noted the performance of the Sub-Adviser’s proprietary mutual fund that pursues a similar investment strategy to the Portfolio’s proposed strategy. The Board took into consideration that the proprietary fund had outperformed both the MSCI All Country World (ex. U.S.) and MSCI EAFE Indices over the one-, three-, five- and ten-year periods ended December 31, 2012. The Board also considered that the proprietary fund performed strongly against funds in the Morningstar U.S. Open-End Foreign Large Blend peer group.

The Board gave consideration to the proposed management fee payable under the Advisory Agreement and the proposed sub-advisory fees payable under the Sub-Advisory Agreement. In addition, the Independent Trustees, with the assistance of an independent consultant, also examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee. In comparing the Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such a fee includes both advisory and administrative fees.

With respect to the Portfolio, the Board took into account that the proposed management fee (i.e., the advisory fee plus a small administrative fee) would be below the median of comparable funds and that the total expenses, before distribution and/or service fees, would be below the median of the same set of comparable funds. The Board also considered the probable effect of the Portfolio’s growth in size on its fees.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates the sub-advisory fee at arm’s length. The Board further considered the amount of the sub-advisory fee to be paid out by the Adviser and the amount of the management fees that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser. The Board noted that the Distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the insurance products that invest in the Portfolio.

The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. In conjunction with these considerations, the Board noted the anticipated costs of providing sub-advisory services to the Portfolio and the ongoing commitment of the Sub-Adviser in providing such services to another portfolio managed by the Adviser.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Adviser’s affiliations and the services to be provided to the Trusts and the manner in which such conflicts would be mitigated.

After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Portfolio. In making its approvals, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser supported the initial approval of the Agreements. In addition, the Board concluded that the proposed fees to be paid by the Portfolio to the Adviser and the Sub-Adviser appeared to be acceptable in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser. Finally, the Board concluded that the proposed Advisory and Sub-Advisory fees in some measure share economies of scale with contract holders. In approving the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 1.50% and 1.42%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 2.60%.

MARKET ENVIRONMENT / CONDITIONS

The loan market registered gains in each of the first six months of 2014. The 2.60% return was primarily derived through income as opposed to price appreciation, with the Index’s average loan price edging up modestly, from $98.29 as of December 31, 2013 to $99.01 as of June 30, 2014. Midway through the year, the return of the loan market is approximately halfway to the calendar year coupon-based return expectation of many loan investors.

Aside from a brief bout of weakness in technical conditions as the second quarter opened, overall market tone was firm for the period as a whole. Investor demand in retail funds eased during the period, turning modestly net negative in the second quarter following nearly two years of positive demand. However, collateralized loan obligation (“CLO”) demand provided an offset to the mild ebb in retail attention to the asset class, helping keep volatility at bay.

During the period, Energy Future Holdings (“EFH”, formerly TXU Corp.), one of the largest leveraged loan deals ever completed, filed for bankruptcy. This was not unexpected with investors aware of the tangible likelihood of a bankruptcy for some time. Following EFH’s default, the trailing-twelve-month default rate by principal amount rose to 4.41% as of the end of the period. Excluding the EFH default, the measure stood at a very modest 1.08%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first six months of 2014, lower quality loans continued their outperformance vs. higher quality loans as CCC-rated loans outpaced BB and B loans by a wide margin, 7.33% vs. 1.54% and 2.34%, respectively. As BB and B loans began the year at par, with little to no room to move higher, price appreciation was relegated to the more speculative segment of the market. With retail demand having slowed and higher-yield-seeking CLOs accounting for a greater percentage of the demand composition, there were fewer dollars chasing the lower credit-risk/higher quality segment of the market, contributing to the CCC loan group outperformance. Despite the near term outperformance of lower quality loans, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans.

With performance dispersion across industry groups remaining fairly tight during the six-month period, and with the majority of industry returns falling in the 1.5% to 2.5% range, industry allocation had a fairly negligible impact on relative performance, with one notable exception. The Portfolio’s largest underweight exposure was to the Utilities industry, which weighed on relative performance, as the industry delivered a robust 9.4% return. A sizeable underweight to loans issued by EFH, by far the largest issuer in the Utilities segment of the Index, was the biggest single detractor during the period as investors pushed EFH loan prices higher following its bankruptcy filing in April. The Portfolio’s overweight exposure to Business Equipment and Services also detracted, with an overweight position in for-profit post-secondary education provider, Education Management, representing a drag on relative performance. Contributing to relative performance results were sizeable underweight positions in Lodging & Casinos and Telecommunications, which lagged the broader leveraged loan market.

The cornerstones of the strategy’s investment philosophy include intense internal credit research and diversification. As of June 30, 2014, the Portfolio remained diversified across 437 loan issuer positions and 34 industry groups. The Portfolio continued to maintain an overweight position in the BB (42.9% vs. 35.9%) loan group, while maintaining limited exposure to the lower quality CCC segment (1.0% vs. 6.0%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $99.63 vs. a $99.01 average loan price for the Index at period end.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 59 days on average as of June 30, 2014.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

MIST-1

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	1.50	3.75	4.52
Class B	1.42	3.58	4.26
S&P/LSTA Leveraged Loan Index	2.60	5.59	5.46

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Floating Rate Loans	97.5
Corporate Bonds & Notes	0.0

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.66%	$1,000.00	$1,015.00	$3.30
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B	Actual	0.91%	$1,000.00	$1,014.20	$4.54
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—97.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
inVentiv Health, Inc. Incremental Term Loan B3, 7.750%, 05/15/18	1,555,356	$1,559,244
Term Loan, 7.500%, 08/04/16	1,681,243	1,691,751

		3,250,995

Aerospace/Defense—2.3%
DAE Aviation Holdings, Inc. Term Loan B1, 5.000%, 11/02/18	1,169,836	1,184,459
Term Loan B2, 5.000%, 11/02/18	305,511	309,330
Ducommun, Inc. Term Loan, 4.750%, 06/28/17	309,539	311,861
Flying Fortress, Inc. Term Loan, 3.500%, 06/30/17	2,729,167	2,730,873
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	5,712,468	5,703,288
Transdigm, Inc. Term Loan C, 3.750%, 02/28/20	8,759,663	8,737,220
Term Loan D, 3.750%, 06/04/21	1,800,000	1,793,925

		20,770,956

Auto Components—0.7%
CS Intermediate Holdco 2 LLC Term Loan B, 4.000%, 04/04/21	700,000	700,438
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	4,300,000	4,307,168
Visteon Corp. Delayed Draw Term Loan B, 3.500%, 05/27/21	1,175,000	1,168,574

		6,176,180

Auto Manufacturers—1.2%
ASP HHI Acquisition Co., Inc. Term Loan, 5.000%, 10/05/18	2,197,541	2,210,359
Chrysler Group LLC Term Loan B, 3.250%, 12/31/18	4,264,313	4,258,965
Term Loan B, 3.500%, 05/24/17	4,792,941	4,817,764

		11,287,088

Auto Parts & Equipment—2.4%
Affinia Group Intermediate Holdings, Inc. Term Loan B2, 4.750%, 04/27/20	482,918	488,350
Gates Investments, Inc. Term Loan B2, 3.850%, 09/29/16	2,775,509	2,781,753
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.750%, 04/30/19	7,300,000	7,354,692
INA Beteiligungsgesellschaft mbH Term Loan E, 3.750%, 05/15/20	925,000	930,203
Metaldyne LLC Term Loan, 4.250%, 12/18/18	4,007,879	4,027,918
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	1,537,377	1,537,057
UCI International, Inc. Term Loan B, 5.500%, 07/26/17	1,488,432	1,495,253

Auto Parts & Equipment—(Continued)
Veyance Technologies, Inc. 1st Lien Term Loan, 5.250%, 09/08/17	3,242,813	3,254,954

		21,870,180

Beverages—0.1%
Virtuoso U.S. LLC Term Loan, 4.750%, 02/11/21	473,813	477,958

Biotechnology—0.1%
Ikaria, Inc. 1st Lien Term Loan, 5.000%, 02/12/21	900,000	907,312

Building Materials—0.4%
Armstrong World Industries, Inc. Term Loan B, 3.500%, 03/15/20	790,000	792,835
CPG International, Inc. Term Loan, 4.750%, 09/30/20	620,313	622,154
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	992,500	995,292
Summit Materials Cos. I LLC Term Loan B, 5.000%, 01/30/19	441,042	443,385
Tank Holding Corp. Term Loan, 4.250%, 07/09/19	817,352	818,374

		3,672,040

Capital Markets—0.6%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	654,062	652,427
Corporate Capital Trust, Inc. Term Loan B, 4.000%, 05/15/19	947,625	949,402
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	843,625	847,491
NXT Capital, Inc. Incremental Term Loan, 6.250%, 09/04/18	124,686	125,933
Term Loan B, 6.250%, 09/04/18	744,375	751,819
RCS Capital Corp. 1st Lien Term Loan, 6.500%, 04/29/19	1,150,000	1,176,594
Sheridan Investment Partners II L.P. Term Loan A, 4.250%, 12/16/20	101,689	101,880
Term Loan B, 4.250%, 12/16/20	731,012	732,382
Term Loan M, 4.250%, 12/16/20	37,924	37,995

		5,375,923

Chemicals—4.3%
AIlnex (Luxembourg) & Cy SCA Term Loan B1, 4.500%, 10/03/19	930,405	935,058
AIlnex USA, Inc. Term Loan B2, 4.500%, 10/03/19	482,743	485,156
Arysta LifeScience Corp. 1st Lien Term Loan, 4.500%, 05/29/20	2,227,498	2,242,785
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 4.000%, 02/01/20	4,974,750	4,983,734
AZ Chem U.S., Inc. 1st Lien Term Loan, 5.750%, 06/12/21	689,452	696,634

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	717,425	$719,667
Emerald Performance Materials LLC Term Loan B, 6.750%, 05/18/18	661,502	664,810
Huntsman International LLC Incremental Term Loan, 0.000%, 10/15/20 (b)	2,050,000	2,051,271
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	8,022,070	8,012,596
Kronos Worldwide, Inc. Term Loan, 4.750%, 02/18/20	324,188	327,328
MacDermid, Inc. 1st Lien Term Loan, 4.000%, 06/07/20	742,500	743,985
Minerals Technologies, Inc. Term Loan B, 4.000%, 05/09/21	2,125,000	2,140,938
Momentive Performance Materials, Inc. Term Loan B, 4.000%, 04/15/15	275,000	275,946
Omnova Solutions, Inc. Term Loan B1, 4.250%, 05/31/18	1,763,544	1,767,952
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	2,164,125	2,174,043
PQ Corp. Term Loan, 4.000%, 08/07/17	1,844,905	1,851,823
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	1,163,250	1,163,250
Tronox Pigments (Netherlands) B.V. Term Loan, 4.000%, 03/19/20	4,225,146	4,237,821
Unifrax Corp. Term Loan, 4.250%, 11/28/18	274,079	274,679
Univar, Inc. Term Loan B, 5.000%, 06/30/17	3,934,169	3,954,190

		39,703,666

Coal—1.2%
Alpha Natural Resources LLC Term Loan B, 3.500%, 05/22/20	2,740,313	2,654,108
Arch Coal, Inc. Term Loan B, 6.250%, 05/16/18	2,794,349	2,748,242
Murray Energy Corp. 1st Lien Term Loan, 5.250%, 12/05/19	1,471,313	1,491,543
Patriot Coal Corp. Term Loan, 9.000%, 12/15/18	995,000	984,221
Walter Energy, Inc. Term Loan B, 7.250%, 04/02/18	3,336,381	3,233,607

		11,111,721

Commercial Services—6.4%
Altegrity, Inc. Term Loan, 5.000%, 02/21/15	352,128	349,707
Term Loan D, 7.750%, 02/21/15	393,945	392,468
BakerCorp International, Inc. Term Loan, 4.250%, 02/14/20	1,746,648	1,727,726
Booz Allen Hamilton, Inc. Term Loan, 3.750%, 07/31/19	656,537	660,148

Commercial Services—(Continued)
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	895,500	888,057
Bright Horizons Family Solutions, Inc. Term Loan B, 3.750%, 01/30/20	1,481,203	1,482,592
Ceridian Corp. Term Loan B, 4.400%, 05/09/17	1,186,589	1,190,720
ClientLogic Corp. Extended Term Loan, 6.977%, 01/30/17	2,394,165	2,412,122
Education Management LLC Term Loan C3, 8.250%, 03/29/18	1,975,658	1,450,463
Garda World Security Corp. Delayed Draw Term Loan, 4.000%, 11/06/20	732,722	732,494
Term Loan B, 4.000%, 11/06/20	2,864,278	2,863,384
Genpact International, Inc. Term Loan B, 3.500%, 08/30/19	1,526,828	1,531,591
Hertz Corp. (The) Term Loan B, 3.750%, 03/12/18	1,773,000	1,774,801
Term Loan B2, 3.000%, 03/11/18	2,516,150	2,502,447
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 0.000%, 06/30/16 (c)	791,469	16,225
Term Loan, 0.000%, 12/31/15 (c)	1,307,062	379,048
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	1,650,000	1,666,243
KAR Auction Services, Inc. Term Loan B2, 3.500%, 03/11/21	4,686,590	4,682,901
Language Line LLC 1st Lien Term Loan B, 6.250%, 06/20/16	1,908,658	1,915,339
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	6,788,121	6,648,116
Live Nation Entertainment, Inc. Term Loan B1, 3.500%, 08/17/20	2,703,193	2,707,135
McGraw-Hill Global Education Holdings LLC 1st Lien Term Loan, 5.750%, 03/22/19	676,035	688,077
Merrill Communications LLC 1st Lien Term Loan, 5.750%, 03/08/18	654,940	666,947
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	914,675	903,356
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	2,140,470	2,147,829
Rent-A-Center, Inc. Term Loan B, 3.750%, 03/19/21	548,625	545,882
ServiceMaster Co. Extended Term Loan, 6.500%, 01/31/17	2,881,444	2,886,126
Term Loan, 5.500%, 01/31/17	406,157	406,918
Term Loan B, 0.000%, 07/01/21 (b)	2,425,000	2,400,750
SunEdison Semiconductor B.V. 1st Lien Term Loan, 6.500%, 05/22/19	850,000	850,531
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,596,644	1,583,671
U.S. Security Holdings, Inc. Delayed Draw Term Loan, 6.000%, 07/28/17	111,533	112,276
Term Loan, 6.000%, 07/28/17	569,792	573,591
Visant Corp. Term Loan B, 5.250%, 12/22/16	1,831,515	1,825,220

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Weight Watchers International, Inc. Term Loan B2, 4.000%, 04/02/20	7,085,313	$5,623,967

		59,188,868

Communications Equipment—0.3%
Blue Coat Systems, Inc. 1st Lien Term Loan, 4.000%, 05/31/19	2,481,252	2,485,388
Mitel U.S. Holdings, Inc. Term Loan, 5.250%, 01/31/20	324,477	327,722

		2,813,110

Computers—2.9%
Attachmate Corp. 1st Lien Term Loan, 7.250%, 11/22/17	2,463,163	2,487,795
Dell, Inc. Term Loan B, 4.500%, 04/29/20	9,652,747	9,711,436
Term Loan C, 3.750%, 10/29/18	1,080,321	1,081,671
Expert Global Solutions, Inc. Term Loan B, 8.500%, 04/03/18	1,809,072	1,801,533
Sirius Computer Solutions, Inc. Term Loan B, 7.000%, 11/30/18	451,154	457,357
SkillSoft Corp. 1st Lien Term Loan, 4.500%, 04/28/21	1,525,000	1,527,542
Smart Technologies ULC Term Loan, 10.500%, 01/31/18	589,844	611,963
SunGard Data Systems, Inc. Term Loan C, 3.902%, 02/28/17	2,213,819	2,221,660
Term Loan E, 4.000%, 03/08/20	5,949,290	5,978,108
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	1,000,568	1,011,199

		26,890,264

Construction Materials—0.3%
Fairmount Minerals, Ltd. Term Loan B1, 3.750%, 03/15/17	397,000	399,316
Term Loan B2, 4.500%, 09/05/19	2,009,813	2,032,109

		2,431,425

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp. Term Loan, 4.000%, 10/08/19	1,194,000	1,198,105

Distribution/Wholesale—0.1%
ABC Supply Co., Inc. Term Loan, 3.500%, 04/16/20	1,240,625	1,238,977

Distributors—0.0%
PFS Holding Corp. 1st Lien Term Loan, 4.500%, 01/31/21	249,375	245,323

Diversified Consumer Services—0.1%
Nord Anglia Education, Ltd. Term Loan, 4.500%, 03/19/21	925,000	928,180

Diversified Consumer Services—(Continued)
WASH Multifamily Laundry Systems LLC Term Loan, 4.500%, 02/21/19	296,250	297,176

		1,225,356

Diversified Financial Services—4.0%
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 12/09/20	1,807,805	1,810,065
American Beacon Advisors, Inc. Term Loan B, 4.750%, 11/22/19	487,206	489,934
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,433,795	2,442,314
Clipper Acquisitions Corp. Term Loan B, 3.000%, 02/06/20	1,504,670	1,493,836
Delos Finance S.a.r.l. Term Loan B, 3.500%, 03/06/21	2,675,000	2,676,672
Grosvenor Capital Management Holdings LLP Term Loan B, 3.750%, 01/04/21	4,308,362	4,286,821
Hamilton Lane Advisors LLC Term Loan, 4.000%, 02/28/18	522,227	524,185
Harbourvest Partners LLC Term Loan, 3.250%, 02/04/21	921,672	917,064
Home Loan Servicing Solutions, Ltd. Term Loan B, 4.500%, 06/19/20	1,039,500	1,045,673
La Frontera Generation LLC Term Loan, 4.500%, 09/30/20	603,935	606,577
LPL Holdings, Inc. Term Loan B, 3.250%, 03/29/19	3,429,094	3,429,094
MIP Delaware LLC Term Loan B1, 4.000%, 03/09/20	517,614	519,555
Nuveen Investments, Inc. Term Loan, 4.150%, 05/15/17	7,025,000	7,045,000
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	1,185,000	1,191,754
Shield Finance Co. S.a.r.l. Term Loan, 5.000%, 01/29/21	748,125	752,489
TransUnion LLC Term Loan, 4.000%, 04/09/21	4,588,500	4,596,530
Walker & Dunlop, Inc. Term Loan B, 5.500%, 12/11/20	696,500	708,689
Walter Investment Management Corp. Term Loan, 4.750%, 12/11/20	2,252,654	2,231,253

		36,767,505

Electric—2.0%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,014,750	998,442
Term Loan B2, 3.250%, 01/31/22	1,017,874	1,009,222
Calpine Corp. Delayed Draw Term Loan, 4.000%, 10/30/20	373,125	374,732
Term Loan B1, 4.000%, 04/01/18	3,966,750	3,986,032
Term Loan B2, 4.000%, 04/01/18	873,000	877,365
Term Loan B3, 4.000%, 10/09/19	786,000	789,330
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	944,308	948,523

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
EFS Cogen Holdings I LLC Term Loan B, 3.750%, 12/17/20	597,104	$599,593
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	1,725,000	1,738,584
Equipower Resources Holdings LLC Term Loan C, 4.250%, 12/31/19	569,252	572,098
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	4,026,408	4,022,494
Raven Power Finance LLC Term Loan, 6.500%, 12/19/20	1,389,366	1,393,708
Texas Competitive Electric Holdings Co. LLC Delayed Draw Term Loan, 0.000%, 05/05/16 (d)	326,733	328,162
Term Loan, 3.750%, 05/05/16	423,267	425,781

		18,064,066

Electrical Components & Equipment—0.4%
Custom Sensors & Technologies, Inc. 1st Lien Term Loan, 0.000%, 05/30/21 (b)	350,000	352,625
Electrical Components International, Inc. Term Loan B, 5.750%, 05/28/21	350,000	353,500
Pelican Products, Inc. Term Loan, 5.250%, 03/20/20	617,573	623,749
Tallgrass Operations LLC Term Loan B, 4.250%, 11/13/18	2,037,634	2,051,431

		3,381,305

Electronics—2.4%
Aeroflex, Inc. Term Loan B, 4.500%, 11/11/19	1,783,830	1,792,749
Allflex Holdings III, Inc. 1st Lien Term Loan, 4.250%, 07/17/20	620,313	621,863
CDW LLC Term Loan, 3.250%, 04/29/20	3,284,190	3,252,488
CompuCom Systems, Inc. Term Loan B, 4.250%, 05/11/20	2,175,219	2,154,374
Eagle Parent, Inc. Term Loan, 4.000%, 05/16/18	2,513,016	2,521,498
EIG Investors Corp. Term Loan, 5.000%, 11/09/19	4,922,800	4,949,467
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/30/20	1,841,200	1,856,543
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	422,750	425,392
Sensata Technologies Finance Co. LLC Term Loan, 3.250%, 05/12/19	1,709,818	1,719,130
Sensus USA, Inc. 1st Lien Term Loan, 4.750%, 05/09/17	2,074,447	2,085,684
Vantiv LLC Term Loan B, 3.750%, 05/12/21	900,000	903,797

		22,282,985

Energy Equipment & Services—0.7%
EnergySolutions LLC Term Loan, 6.750%, 05/29/20	850,000	862,750

Energy Equipment & Services—(Continued)
Floatel international, Ltd. Term Loan B, 0.000%, 05/02/20 (b)	1,050,000	1,059,187
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	3,909,625	3,888,990
Seventy Seven Operating LLC Term Loan B, 3.750%, 06/25/21	500,000	502,969

		6,313,896

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan B, 6.000%, 03/16/17	799,381	802,124

Entertainment—1.7%
Affinity Gaming LLC Term Loan B, 4.250%, 11/09/17	388,333	389,304
Bally Technologies, Inc. Term Loan B, 4.250%, 11/25/20	990,652	995,760
Cedar Fair L.P. Term Loan B, 3.250%, 03/06/20	1,178,762	1,185,534
Dave & Buster’s, Inc. Term Loan, 4.250%, 06/01/16	575,004	577,160
National CineMedia LLC Term Loan, 2.900%, 11/26/19	500,000	494,187
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	830,991	833,412
Scientific Games International, Inc. Term Loan B, 4.250%, 10/18/20	3,532,250	3,501,894
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.000%, 05/14/20	3,021,454	2,983,417
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.500%, 05/14/20	272,250	271,853
Six Flags Theme Parks, Inc. Term Loan B, 3.501%, 12/20/18	2,017,094	2,024,343
U.S. Finco LLC 1st Lien Term Loan, 4.000%, 05/29/20	445,500	445,361
WMG Acquisition Corp. Term Loan, 3.750%, 07/01/20	2,387,487	2,354,063

		16,056,288

Environmental Control—0.4%
Darling International, Inc. Term Loan B, 3.250%, 01/06/21	748,125	749,060
Tervita Corp. Term Loan, 6.250%, 05/15/18	2,569,975	2,582,825

		3,331,885

Food—4.2%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	2,248,318	2,254,220
American Seafoods Group LLC Term Loan B, 4.502%, 03/18/18	388,125	382,546
Aramark Corp. Extended Synthetic LOC 2, 3.734%, 07/26/16	154,267	153,588
Extended Synthetic LOC 3, 3.734%, 07/26/16	160,084	160,008

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Blue Buffalo Co., Ltd. Term Loan B3, 4.000%, 08/08/19	1,228,242	$1,234,383
Centerplate, Inc. Term Loan A, 4.753%, 11/26/19	470,072	472,422
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/24/19	445,500	448,377
CSM Bakery Supplies LLC 1st Lien Term Loan, 4.750%, 07/03/20	992,500	999,448
Del Monte Foods, Inc. 1st Lien Term Loan, 4.250%, 02/18/21	773,063	771,420
Diamond Foods, Inc. Term Loan, 4.250%, 08/20/18	1,221,938	1,223,709
Dole Food Co., Inc. Term Loan B, 4.500%, 11/01/18	2,841,458	2,847,837
H.J. Heinz Co. Term Loan B2, 3.500%, 06/05/20	8,177,288	8,247,285
High Liner Foods, Inc. Term Loan B, 4.250%, 04/24/21	872,813	872,813
JBS USA Holdings, Inc. Incremental Term Loan, 3.750%, 09/18/20	1,588,000	1,585,353
Term Loan, 3.750%, 05/25/18	4,960,810	4,979,414
NPC International, Inc. Term Loan B, 4.000%, 12/28/18	2,110,753	2,114,711
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.250%, 04/29/20	694,750	692,393
Post Holdings, Inc. Incremental Term Loan, 3.750%, 06/02/21	550,000	555,113
Supervalu, Inc. Term Loan B, 4.500%, 03/21/19	4,110,864	4,114,395
U.S. Foods, Inc. Term Loan, 4.500%, 03/29/19	4,853,481	4,865,615

		38,975,050

Food Service—0.1%
OSI Restaurant Partners LLC Term Loan, 3.500%, 10/25/19	596,250	597,475

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 7.500%, 12/21/18	519,750	526,247

Hand/Machine Tools—0.2%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,686,212	1,670,053
Milacron LLC Term Loan, 4.000%, 03/30/20	519,698	519,590

		2,189,643

Healthcare-Products—3.0%
Alere, Inc. Term Loan B, 4.250%, 06/30/17	4,620,965	4,639,449
Biomet, Inc. Term Loan B2, 3.661%, 07/25/17	6,969,047	6,988,079
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	544,144	544,824

Healthcare-Products—(Continued)
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/28/20	31,433	31,557
CHG Buyer Corp. Term Loan, 4.250%, 11/19/19	836,732	841,961
Convatec, Inc. Term Loan, 4.000%, 12/22/16	3,099,203	3,105,944
DJO Finance LLC Term Loan, 4.250%, 09/15/17	2,763,156	2,778,353
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/31/20	317,166	318,422
Term Loan B3, 4.250%, 08/28/20	96,144	96,524
Hologic, Inc. Term Loan B, 3.250%, 08/01/19	1,454,980	1,455,889
Kinetic Concepts, Inc. Term Loan E1, 4.000%, 05/04/18	4,837,250	4,849,846
Mallinckrodt International Finance S.A. Term Loan B, 3.500%, 03/19/21	1,670,813	1,672,437
Sage Products Holdings III LLC Term Loan B, 4.250%, 12/13/19	416,497	417,364

		27,740,649

Healthcare-Services—6.8%
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,188,003	1,189,340
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	3,697,405	3,721,671
ATI Holdings, Inc. Term Loan, 5.000%, 12/20/19	418,625	423,509
Community Health Systems, Inc. Term Loan D, 4.250%, 01/27/21	8,029,175	8,088,768
Term Loan E, 3.478%, 01/25/17	2,023,173	2,030,438
DaVita HealthCare Partners, Inc. Term Loan B, 3.500%, 06/24/21	3,200,000	3,219,142
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,406,192	2,410,403
Envision Healthcare Corp. Term Loan, 4.000%, 05/25/18	5,362,070	5,377,711
Gentiva Health Services, Inc. Term Loan B, 6.500%, 10/18/19	1,440,256	1,442,957
HCA, Inc. Extended Term Loan A2, 2.650%, 05/02/16	837,500	839,175
Extended Term Loan B4, 2.984%, 05/01/18	5,018,619	5,031,166
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,521,788	1,529,625
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	3,189,588	3,175,234
Kindred Healthcare, Inc. Term Loan, 4.000%, 04/09/21	1,625,000	1,630,078
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	841,826	806,048
Millennium Laboratories, Inc. Term Loan B, 5.250%, 04/16/21	2,200,000	2,222,897
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	1,372,478	1,384,487
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	997,828	1,006,558

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
National Mentor Holdings, Inc. Term Loan B, 4.750%, 01/31/21	573,563	$577,386
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	2,626,174	2,635,749
Opal Acquisition, Inc. 1st Lien Term Loan, 5.000%, 11/27/20	1,766,125	1,772,086
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	3,050,000	3,074,561
Radnet Management, Inc. Term Loan B, 4.266%, 10/10/18	1,757,811	1,764,953
Regionalcare Hospital Partners, Inc. 1st Lien Term Loan, 6.000%, 04/19/19	450,000	451,125
Select Medical Corp. Term Loan B, 3.750%, 06/01/18	1,650,000	1,648,969
Sheridan Holdings, Inc. 1st Lien Term Loan, 4.500%, 06/29/18	612,921	615,220
Steward Health Care System LLC Term Loan B, 6.750%, 04/12/20	1,336,500	1,321,464
TriZetto Group, Inc. (The) Term Loan B, 4.750%, 05/02/18	1,612,162	1,618,543
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	1,613,807	1,621,373

		62,630,636

Holding Companies-Diversified—0.0%
ARG IH Corp. Term Loan B, 5.000%, 11/15/20	273,625	275,675

Home Furnishings—0.3%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	2,440,905	2,436,075

Hotels, Restaurants & Leisure—0.1%
CEC Entertainment Concepts L.P. Term Loan, 4.250%, 02/14/21	798,000	794,509

Household Products/Wares—0.8%
Libbey Glass, Inc. Term Loan B, 3.750%, 04/09/21	450,000	450,563
Polarpak, Inc. 1st Lien Canadian Borrower, 4.500%, 06/05/20	234,307	235,039
Prestige Brands, Inc. Term Loan, 3.750%, 01/31/19	206,913	207,818
Spectrum Brands, Inc. Term Loan C, 3.500%, 09/04/19	1,017,313	1,019,534
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	3,152,782	3,162,240
Sun Products Corp. (The) Term Loan, 5.500%, 03/23/20	2,102,007	2,067,849
WNA Holdings, Inc. 1st Lien U.S. Borrower, 4.500%, 06/07/20	121,834	122,215

		7,265,258

Industrial Conglomerates—0.2%
IG Investment Holdings LLC 1st Lien Term Loan, 5.250%, 10/31/19	1,409,215	1,418,684

Insurance—2.6%
Alliant Holdings I, Inc. Term Loan B, 4.250%, 12/20/19	2,877,515	2,888,306
AmWINS Group LLC Term Loan, 5.000%, 09/06/19	1,060,190	1,065,048
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,125,000	1,169,297
Term Loan B1, 5.000%, 05/24/19	8,765,591	8,828,598
Term Loan B2, 4.250%, 07/08/20	940,500	941,759
CNO Financial Group, Inc. Term Loan B2, 3.750%, 09/20/18	1,849,397	1,852,865
Cooper Gay Swett & Crawford, Ltd. 1st Lien Term Loan, 5.000%, 04/16/20	470,250	459,865
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.000%, 12/10/19	1,879,499	1,873,332
Hub International, Ltd. Term Loan B, 4.250%, 10/02/20	2,853,473	2,863,877
StoneRiver Group L.P. 1st Lien Term Loan, 4.500%, 11/29/19	114,301	114,253
USI, Inc. Term Loan B, 4.250%, 12/27/19	2,318,301	2,324,579

		24,381,779

Internet—2.4%
Ascend Learning, Inc. Term Loan B, 6.000%, 07/31/19	1,393,000	1,412,735
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	6,634,075	6,417,711
Go Daddy Operating Co. LLC Term Loan B, 4.750%, 05/13/21	5,746,047	5,726,895
Internet Brands, Inc. 1st Lien Term Loan, 0.000%, 06/25/21 (b)	383,333	383,172
Delayed Draw Term Loan, 0.000%, 06/25/21 (b)	41,667	41,649
Micro Holding L.P. Term Loan, 7.250%, 03/18/19	1,900,938	1,905,690
RP Crown Parent LLC Term Loan, 6.000%, 12/21/18	3,657,297	3,661,543
Sabre, Inc. Term Loan B, 4.250%, 02/19/19	1,157,375	1,161,836
SurveyMonkey.com LLC Term Loan B, 5.500%, 02/05/19	532,728	536,723
Web.com Group, Inc. Term Loan B, 4.500%, 10/27/17	932,350	935,263

		22,183,217

Internet Software & Services—0.2%
Answers Corp. Term Loan B, 6.500%, 12/20/18	853,125	860,590
Dealertrack Technologies, Inc. Term Loan B, 3.500%, 02/28/21	524,712	524,873

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet Software & Services—(Continued)
Extreme Reach, Inc. 1st Lien Term Loan, 6.750%, 02/10/20	822,938	$833,224

		2,218,687

Iron/Steel—0.1%
Essar Steel Algoma, Inc. Term Loan, 9.250%, 09/20/14	982,500	987,412

Leisure Time—1.4%
Bombardier Recreational Products, Inc. Term Loan B, 4.000%, 01/30/19	3,149,143	3,155,328
Delta 2 (LUX) S.a.r.l. Term Loan B, 4.500%, 04/30/19	3,834,517	3,860,081
Equinox Holdings, Inc. Term Loan B, 4.250%, 01/31/20	3,004,643	3,019,667
SRAM LLC Term Loan B, 4.009%, 04/10/20	1,850,872	1,835,256
Town Sports International, Inc. Term Loan B, 4.500%, 11/16/20	1,293,500	1,207,806

		13,078,138

Lodging—1.8%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	459,694	461,294
Caesars Entertainment Operating Co. Extended Term Loan B6, 5.531%, 01/26/18	1,437,103	1,344,181
CityCenter Holdings LLC Term Loan B, 5.000%, 10/16/20	818,338	825,755
Four Seasons Holdings, Inc. 1st Lien Term Loan, 3.500%, 06/27/20	694,750	693,881
Golden Nugget, Inc. Delayed Draw Term Loan, 5.500%, 11/21/19	149,250	152,608
Term Loan B, 5.500%, 11/21/19	348,250	356,086
Hilton Worldwide Finance LLC Term Loan B2, 3.500%, 10/26/20	5,860,362	5,856,846
La Quinta Intermediate Holdings LLC Term Loan B, 4.000%, 04/14/21	1,226,429	1,230,452
Las Vegas Sands LLC Term Loan B, 3.250%, 12/19/20	2,039,750	2,040,931
MGM Resorts International Term Loan B, 3.500%, 12/20/19	2,462,500	2,458,498
Playa Resorts Holding B.V. Term Loan B, 4.000%, 08/06/19	471,438	472,616
Sonifi Solutions, Inc. Term Loan, 6.750%, 03/31/18	808,254	343,508
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	397,000	398,489

		16,635,145

Machinery—0.9%
Allison Transmission, Inc. Term Loan B3, 3.750%, 08/23/19	4,867,482	4,886,465
Doosan Infracore International, Inc. Term Loan B, 4.500%, 05/28/21	1,100,000	1,105,949

Machinery—(Continued)
Gates Global, Inc. Term Loan B, 0.000%, 07/05/21 (b)	1,500,000	1,496,955
Paladin Brands Holding, Inc. Term Loan B, 6.750%, 08/16/19	698,519	708,123

		8,197,492

Machinery-Diversified—0.8%
Alliance Laundry Systems LLC Term Loan, 4.259%, 12/10/18	1,271,839	1,280,582
CPM Acquisition Corp. 1st Lien Term Loan, 6.250%, 08/29/17	449,103	452,751
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	1,537,753	1,538,976
Interline Brands, Inc. Term Loan, 4.000%, 03/17/21	997,500	995,422
Manitowoc Co., Inc. (The) Term Loan B, 3.250%, 01/03/21	349,125	349,771
PRA Holdings, Inc. 1st Lien Term Loan, 4.500%, 09/23/20	2,086,235	2,077,108
WTG Holdings III Corp. 1st Lien Term Loan, 4.750%, 01/15/21	422,875	424,461

		7,119,071

Marine—0.2%
Stena International S.a.r.l. Term Loan B, 4.000%, 03/03/21	1,695,750	1,700,520

Media—5.9%
Acosta, Inc. Term Loan B, 4.250%, 03/02/18	5,229,765	5,258,366
Advanstar Communications, Inc. 1st Lien Term Loan, 5.500%, 04/29/19	740,625	746,180
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 12/17/17	5,298,944	5,311,640
AMC Entertainment, Inc. Term Loan, 3.500%, 04/30/20	2,345,313	2,348,479
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 12/02/19	741,813	740,422
AVSC Holding Corp. 1st Lien Term Loan, 4.500%, 01/24/21	448,875	450,628
Bragg Communications, Inc. Term Loan B, 3.500%, 02/28/18	391,000	391,978
Cequel Communications LLC Term Loan B, 3.500%, 02/14/19	1,940,008	1,943,768
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	1,311,750	1,294,369
Clear Channel Communications, Inc. Extended Term Loan E, 7.650%, 07/30/19	425,533	427,335
Term Loan B, 3.800%, 01/29/16	23,042	22,906
Term Loan D, 6.900%, 01/30/19	1,323,104	1,319,961
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,455,226	1,452,800
Crown Media Holdings, Inc. Term Loan B, 4.000%, 07/14/18	677,847	676,576

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings, Inc. Term Loan B, 2.650%, 04/17/20	2,199,670	$2,179,048
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	4,603,144	4,625,584
Entercom Radio LLC Term Loan B, 4.032%, 11/23/18	398,933	400,729
Entravision Communications Corp. Term Loan, 3.500%, 05/29/20	2,124,833	2,106,241
Gray Television, Inc. Term Loan B, 0.000%, 06/10/21 (b)	275,000	276,776
Information Resources, Inc. Term Loan B, 4.750%, 09/30/20	1,240,625	1,248,121
ION Media Networks, Inc. Term Loan, 5.000%, 12/18/20	1,616,875	1,623,949
Kasima LLC Term Loan B, 3.250%, 05/17/21	950,000	948,516
LIN Television Corp. Term Loan B, 4.000%, 12/21/18	536,266	537,941
Media General, Inc. Delayed Draw Term Loan B, 4.250%, 07/31/20	1,020,452	1,026,504
Mediacom Illinois LLC Term Loan E, 3.130%, 10/23/17	481,203	481,901
Term Loan G, 0.000%, 06/13/21 (b)	475,000	475,891
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	799,979	801,479
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	907,188	908,889
Numericable U.S. LLC Term Loan B1, 4.500%, 05/21/20	1,233,154	1,241,920
Term Loan B2, 4.500%, 05/21/20	1,066,846	1,074,430
Penton Media, Inc. 1st Lien Term Loan, 5.500%, 10/01/19	595,500	601,951
Raycom TV Broadcasting, Inc. Term Loan B, 4.250%, 05/31/17	800,250	802,501
Rentpath, Inc. Term Loan B, 6.250%, 05/29/20	1,014,750	1,024,898
Sinclair Television Group, Inc. Term Loan B, 3.000%, 04/09/20	469,069	464,867
Springer Science+Business Media Deutschland GmbH Term Loan B2, 5.000%, 08/14/20	2,084,250	2,092,391
Sterling Entertainment Enterprises LLC Term Loan A, 3.150%, 12/28/17 (e)	735,000	715,229
TWCC Holdings Corp. 2nd Lien Term Loan, 7.000%, 06/26/20	700,000	694,313
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	4,772,622	4,774,861
Zuffa LLC Term Loan B, 3.750%, 02/25/20	997,470	1,001,210

		54,515,548

Metal Fabricate/Hardware—1.5%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	2,477,872	2,496,971

Metal Fabricate/Hardware—(Continued)
Grede Holdings LLC Term Loan B, 4.750%, 06/02/21	850,000	854,073
JFB Firth Rixson, Inc. Term Loan, 4.250%, 06/30/17	1,285,450	1,288,127
JMC Steel Group, Inc. Term Loan, 4.750%, 04/03/17	4,422,620	4,455,790
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	4,540,688	4,543,526
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	608,249	613,951

		14,252,438

Mining—1.5%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	7,108,012	7,122,818
Neenah Foundry Co. Term Loan, 6.750%, 04/26/17	1,811,061	1,811,061
Noranda Aluminum Acquisition Corp. Term Loan B, 5.750%, 02/28/19	977,500	943,287
Novelis, Inc. Term Loan, 3.750%, 03/10/17	3,786,342	3,796,281

		13,673,447

Miscellaneous Manufacturing—0.6%
Filtration Group Corp. 1st Lien Term Loan, 4.500%, 11/21/20	298,500	301,224
Husky Injection Molding Systems, Ltd. Term Loan B, 0.000%, 06/29/18 (b)	2,800,000	2,809,131
RGIS Services LLC Term Loan C, 5.500%, 10/18/17	2,760,143	2,770,424

		5,880,779

Multi-Utilities—0.0%
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	264,000	260,700
Delayed Draw Term Loan, 4.250%, 05/06/20	14,025	13,815

		274,515

Office/Business Equipment—0.7%
Quintiles Transnational Corp. Term Loan B3, 3.750%, 06/08/18	6,194,221	6,203,513

Oil & Gas—2.4%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/17/20	2,622,386	2,638,776
Citgo Petroleum Corp. Term Loan B, 8.000%, 06/24/15	80,000	80,900
Term Loan C, 9.000%, 06/23/17	1,341,714	1,365,194
Crestwood Holdings LLC Term Loan B1, 7.000%, 06/19/19	1,853,952	1,886,976
Emerald Expositions Holdings, Inc. Term Loan B, 5.500%, 06/17/20	1,023,220	1,033,665

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	1,067,562	$1,072,316
2nd Lien Term Loan, 8.375%, 09/30/20	675,000	698,020
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	7,929,001	7,951,654
Obsidian Natural Gas Trust Term Loan, 7.000%, 11/02/15	1,143,763	1,158,060
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	938,429	941,167
Samson Investments Co. 2nd Lien Term Loan, 5.000%, 09/25/18	825,000	826,695
Sheridan Production Partners I LLC Term Loan B2, 4.250%, 10/01/19	1,913,370	1,919,350
Term Loan B2 I-A, 4.250%, 09/25/19	253,537	254,330
Term Loan B2 I-M, 4.250%, 09/25/19	154,862	155,346

		21,982,449

Packaging & Containers—1.5%
Berry Plastics Holding Corp. Term Loan E, 3.750%, 01/06/21	3,713,195	3,705,238
BWAY Holding Co., Inc. Term Loan B, 4.500%, 08/07/17	2,610,250	2,623,301
Multi Packaging Solutions, Inc. Term Loan B, 4.250%, 09/30/20	349,125	349,998
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/01/18	5,368,523	5,382,282
Signode Industrial Group U.S., Inc. Term Loan B, 4.000%, 05/01/21	1,575,000	1,571,719
TricorBraun, Inc. Term Loan B, 4.000%, 05/03/18	594,401	596,382

		14,228,920

Pharmaceuticals—2.3%
Akorn, Inc. Incremental Term Loan, 0.000%, 04/16/21 (b)	375,000	377,187
Term Loan B, 4.500%, 04/16/21	750,000	754,375
Alkermes, Inc. Term Loan, 3.500%, 09/18/19	369,361	369,823
Amneal Pharmaceuticals LLC Term Loan, 5.753%, 11/01/19	570,688	574,849
Auxilium Pharmaceuticals, Inc. Term Loan B, 6.250%, 04/26/17	539,422	543,130
Endo Luxembourg Finance Co. I S.a r.l. Term Loan B, 3.250%, 02/28/21	423,938	422,922
JLL/Delta Dutch Newco B.V. Term Loan, 4.250%, 03/11/21	2,950,000	2,931,562
Par Pharmaceutical Cos., Inc. Term Loan B2, 4.000%, 09/30/19	1,930,815	1,933,983
Pharmaceutical Product Development LLC Term Loan B, 4.000%, 12/05/18	1,822,250	1,829,273
PharMedium Healthcare Corp. 1st Lien Term Loan, 4.250%, 01/28/21	291,750	292,571
Salix Pharmaceuticals, Ltd. Term Loan, 4.250%, 01/02/20	731,250	737,975

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.750%, 02/13/19	1,688,242	1,688,995
Term Loan B, 3.750%, 12/11/19	4,568,625	4,572,051
Term Loan B, 3.750%, 08/05/20	4,379,943	4,381,586

		21,410,282

Pipelines—0.2%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	1,825,000	1,808,927
Ruby Western Pipeline Holdings LLC Term Loan B, 3.500%, 03/27/20	422,928	423,456

		2,232,383

Real Estate—0.9%
MCS AMS Sub-Holdings LLC Term Loan B, 7.000%, 10/15/19	588,750	572,560
RE/MAX International, Inc. Term Loan B, 4.000%, 07/31/20	1,667,816	1,667,274
Realogy Corp. Term Loan B, 3.750%, 03/05/20	3,976,269	3,989,315
RHP Hotel Properties L.P. Term Loan B, 3.750%, 01/15/21	675,000	679,078
Starwood Property Trust, Inc. Term Loan B, 3.500%, 04/17/20	1,065,532	1,061,204

		7,969,431

Retail—7.1%
99 Cents Only Stores Term Loan, 4.500%, 01/11/19	2,417,097	2,436,233
Albertson’s LLC Term Loan B2, 4.750%, 03/21/19	1,091,019	1,098,029
Burger King Corp. Term Loan B, 3.750%, 09/28/19	2,652,750	2,665,823
David’s Bridal, Inc. Term Loan B, 5.000%, 10/11/19	621,040	602,603
DineEquity, Inc. Term Loan B2, 3.750%, 10/19/17	2,590,911	2,604,946
Dunkin’ Brands, Inc. Term Loan B4, 3.250%, 02/07/21	3,025,914	3,003,220
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	638,649	639,248
General Nutrition Centers, Inc. Term Loan, 3.250%, 03/04/19	3,353,872	3,334,483
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	1,091,750	1,101,849
Hudson’s Bay Co. 1st Lien Term Loan, 4.750%, 11/04/20	3,746,250	3,795,150
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	3,150,000	3,113,331
Jo-Ann Stores, Inc. Term Loan, 4.000%, 03/16/18	2,733,285	2,723,003
Landry’s, Inc. Term Loan B, 4.000%, 04/24/18	2,355,314	2,364,146
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	1,500,000	1,507,305

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Michaels Stores, Inc. Delayed Draw Term Loan B2, 0.000%, 01/28/20 (b)	1,000,000	$1,001,458
Term Loan, 3.750%, 01/28/20	2,475,000	2,474,116
NBTY, Inc. Term Loan B2, 3.500%, 10/01/17	8,115,571	8,139,666
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	1,410,403	1,409,521
New Albertson’s, Inc. Term Loan, 0.000%, 06/25/21 (b)	2,450,000	2,461,228
P.F. Chang’s China Bistro, Inc. Term Loan B, 4.250%, 07/02/19	384,246	379,203
Pantry, Inc. (The) Term Loan B, 4.750%, 08/02/19	417,563	420,428
Party City Holdings, Inc. Term Loan, 4.000%, 07/27/19	1,329,818	1,323,881
Pep Boys-Manny, Moe & Jack (The) Term Loan B, 4.250%, 10/11/18	443,250	445,605
Petco Animal Supplies, Inc. Term Loan, 4.000%, 11/24/17	3,681,621	3,696,289
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.500%, 04/30/21	525,000	527,625
Pilot Travel Centers LLC Term Loan B, 3.750%, 03/30/18	4,282,032	4,295,362
Term Loan B2, 4.250%, 08/07/19	442,125	443,599
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	460,575
Term Loan 7, 3.500%, 02/21/20	3,712,570	3,714,504
Serta Simmons Holdings LLC Term Loan, 4.250%, 10/01/19	1,527,119	1,532,960
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	1,592,000	1,539,596

		65,254,985

Semiconductors—1.5%
Avago Technologies Cayman, Ltd. Term Loan B, 3.750%, 05/06/21	6,500,000	6,530,154
Entegris, Inc. Term Loan B, 3.500%, 04/30/21	525,000	522,812
Freescale Semiconductor, Inc. Term Loan B4, 4.250%, 02/28/20	2,391,793	2,397,275
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	500,000	504,375
Microsemi Corp. Term Loan B1, 3.250%, 02/19/20	1,213,898	1,209,726
NXP B.V. Term Loan D, 3.250%, 01/11/20	2,109,063	2,101,483
Spansion LLC Term Loan, 3.750%, 12/19/19	1,009,678	1,015,357

		14,281,182

Software—4.7%
Activision Blizzard, Inc. Term Loan B, 3.250%, 10/12/20	2,966,250	2,978,168

Software—(Continued)
Applied Systems, Inc. 1st Lien Term Loan, 4.250%, 01/25/21	920,375	924,812
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.250%, 03/18/21	748,125	735,033
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	418,934	419,366
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 02/28/18	1,230,230	1,232,537
First Data Corp. Extended Term Loan B, 4.154%, 03/24/18	4,023,844	4,037,195
Term Loan, 4.154%, 09/24/18	1,850,000	1,856,553
Term Loan B, 3.654%, 03/24/17	500,000	500,402
Hyland Software, Inc. Term Loan B, 4.750%, 02/19/21	495,259	498,870
Infor (U.S.), Inc. Term Loan B3, 3.750%, 06/03/20	441,561	439,353
Term Loan B5, 3.750%, 06/03/20	8,504,111	8,468,233
ION Trading Technologies S.a.r.l. 1st Lien Term Loan, 0.000%, 05/31/20 (b)	1,375,000	1,383,020
IPC Systems, Inc. 1st Lien Term Loan, 6.000%, 10/29/20	1,025,000	1,030,766
Kronos, Inc. Incremental Term Loan, 4.500%, 10/30/19	3,679,877	3,714,376
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,219,329	2,239,673
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	361,000	361,301
Open Text Corp. Term Loan B, 3.250%, 01/16/21	1,019,875	1,021,044
Renaissance Learning, Inc. 1st Lien Term Loan, 4.500%, 04/09/21	773,063	774,995
Rocket Software, Inc. Term Loan, 5.750%, 02/08/18	407,293	409,411
Rovi Solutions Corp. Term Loan B3, 3.500%, 03/29/19	658,756	654,845
Sophia L.P. Term Loan B, 4.000%, 07/19/18	1,223,694	1,225,861
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B2, 3.250%, 06/07/19	83,487	83,722
SS&C Technologies, Inc. Term Loan B1, 3.250%, 06/07/19	807,044	808,936
SumTotal Systems LLC 1st Lien Term Loan, 6.250%, 11/16/18	1,186,956	1,160,250
Sybil Software LLC Term Loan, 5.000%, 03/20/20	1,505,938	1,509,702
Transfirst Holdings, Inc. Term Loan B2, 4.000%, 12/27/17	970,283	972,709
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	1,016,083	1,019,152
Wall Street Systems Delaware, Inc. Term Loan B, 4.500%, 04/30/21	1,625,000	1,627,709
Websense, Inc. Term Loan B, 4.500%, 06/25/20	792,374	797,080

		42,885,074

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—4.5%
Arris Group, Inc. Term Loan B, 3.500%, 04/17/20	1,336,465	$1,333,750
Cellular South, Inc. Term Loan, 3.250%, 05/22/20	370,313	369,618
CommScope, Inc. Term Loan B4, 3.250%, 01/26/18	1,240,625	1,245,277
Crown Castle Operating Co. Term Loan B2, 3.000%, 01/31/21	3,466,124	3,469,375
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	8,125,000	8,149,123
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	940,500	931,672
Term Loan J, 0.000%, 06/30/21 (b)	850,000	852,833
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,751,683	1,753,873
Term Loan B, 4.000%, 04/23/19	1,163,426	1,165,062
Telesat Canada Term Loan B2, 3.500%, 03/28/19	3,650,849	3,650,393
UPC Financing Partnership Term Loan AH, 3.250%, 06/30/21	4,028,489	4,006,333
Virgin Media Bristol LLC Term Loan B, 3.500%, 06/05/20	5,975,000	5,959,692
West Corp. Term Loan B10, 3.250%, 06/30/18	5,166,403	5,145,236
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	884,306	883,886
Ziggo B.V. Term Loan B1A, 3.250%, 01/15/22	961,447	950,888
Term Loan B2A, 3.250%, 01/15/22	619,574	612,770
Term Loan B3, 0.000%, 01/15/22 (b)	1,018,979	1,007,788

		41,487,569

Trading Companies & Distributors—0.0%
STS Operating, Inc. Term Loan, 4.750%, 02/19/21	324,188	326,113

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan B, 3.250%, 06/01/20	644,686	645,734
Swift Transportation Co. LLC Term Loan B, 3.750%, 06/09/21	1,172,063	1,176,092

		1,821,826

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.250%, 03/24/21	1,975,000	1,967,799

Total Floating Rate Loans (Cost $900,458,398)		898,835,116

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (e) (f) (Cost $56,931)	71,875	55,473

Short-Term Investment—3.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $34,707,664 on 07/01/14, collateralized by $34,795,000 U.S. Treasury Note at 2.215% due 08/31/20 with a value of $35,403,913.	34,707,664	34,707,664

Total Short-Term Investment (Cost $34,707,664)		34,707,664

Total Investments—101.3% (Cost $935,222,993)		933,598,253

Unfunded Loan Commitments—(0.0)% (Cost $(326,733))		(326,733)
Net Investments—101.3% (Cost $934,896,260) (g)		933,271,520
Other assets and liabilities (net)—(1.3)%		(11,794,626)

Net Assets—100.0%		$921,476,894

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.1% of net assets.
(f)	Illiquid security. As of June 30, 2014, these securities represent 0.0% of net assets.
(g)	As of June 30, 2014, the aggregate cost of investments was $934,896,260. The aggregate unrealized appreciation and depreciation of investments were $3,850,782 and $(5,475,522), respectively, resulting in net unrealized depreciation of $(1,624,740).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,250,995	$—	$3,250,995
Aerospace/Defense	—	20,770,956	—	20,770,956
Auto Components	—	6,176,180	—	6,176,180
Auto Manufacturers	—	11,287,088	—	11,287,088
Auto Parts & Equipment	—	21,870,180	—	21,870,180
Beverages	—	477,958	—	477,958
Biotechnology	—	907,312	—	907,312
Building Materials	—	3,672,040	—	3,672,040
Capital Markets	—	5,375,923	—	5,375,923
Chemicals	—	39,703,666	—	39,703,666
Coal	—	11,111,721	—	11,111,721
Commercial Services	—	59,188,868	—	59,188,868
Communications Equipment	—	2,813,110	—	2,813,110
Computers	—	26,890,264	—	26,890,264
Construction Materials	—	2,431,425	—	2,431,425
Cosmetics/Personal Care	—	1,198,105	—	1,198,105
Distribution/Wholesale	—	1,238,977	—	1,238,977
Distributors	—	245,323	—	245,323
Diversified Consumer Services	—	1,225,356	—	1,225,356
Diversified Financial Services	—	36,767,505	—	36,767,505
Electric (Less Unfunded Loan Commitments of $326,733)	—	17,737,333	—	17,737,333
Electrical Components & Equipment	—	3,381,305	—	3,381,305
Electronics	—	22,282,985	—	22,282,985
Energy Equipment & Services	—	6,313,896	—	6,313,896
Engineering & Construction	—	802,124	—	802,124
Entertainment	—	16,056,288	—	16,056,288
Environmental Control	—	3,331,885	—	3,331,885
Food	—	38,975,050	—	38,975,050
Food Service	—	597,475	—	597,475
Forest Products & Paper	—	526,247	—	526,247
Hand/Machine Tools	—	2,189,643	—	2,189,643
Healthcare-Products	—	27,740,649	—	27,740,649
Healthcare-Services	—	62,630,636	—	62,630,636
Holding Companies-Diversified	—	275,675	—	275,675
Home Furnishings	—	2,436,075	—	2,436,075
Hotels, Restaurants & Leisure	—	794,509	—	794,509
Household Products/Wares	—	7,265,258	—	7,265,258

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$—	$1,418,684	$—	$1,418,684
Insurance	—	24,381,779	—	24,381,779
Internet	—	22,183,217	—	22,183,217
Internet Software & Services	—	2,218,687	—	2,218,687
Iron/Steel	—	987,412	—	987,412
Leisure Time	—	13,078,138	—	13,078,138
Lodging	—	16,635,145	—	16,635,145
Machinery	—	8,197,492	—	8,197,492
Machinery-Diversified	—	7,119,071	—	7,119,071
Marine	—	1,700,520	—	1,700,520
Media	—	53,800,319	715,229	54,515,548
Metal Fabricate/Hardware	—	14,252,438	—	14,252,438
Mining	—	13,673,447	—	13,673,447
Miscellaneous Manufacturing	—	5,880,779	—	5,880,779
Multi-Utilities	—	274,515	—	274,515
Office/Business Equipment	—	6,203,513	—	6,203,513
Oil & Gas	—	21,982,449	—	21,982,449
Packaging & Containers	—	14,228,920	—	14,228,920
Pharmaceuticals	—	21,410,282	—	21,410,282
Pipelines	—	2,232,383	—	2,232,383
Real Estate	—	7,969,431	—	7,969,431
Retail	—	65,254,985	—	65,254,985
Semiconductors	—	14,281,182	—	14,281,182
Software	—	42,885,074	—	42,885,074
Telecommunications	—	41,487,569	—	41,487,569
Trading Companies & Distributors	—	326,113	—	326,113
Transportation	—	1,821,826	—	1,821,826
Wireless Telecommunication Services	—	1,967,799	—	1,967,799
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	897,793,154	715,229	898,508,383
Total Corporate Bonds & Notes*	—	—	55,473	55,473
Total Short-Term Investment*	—	34,707,664	—	34,707,664
Total Net Investments	$—	$932,500,818	$770,702	$933,271,520

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts/ (Premiums)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Corporate Bonds & Notes
Aerospace/Defense	$55,113	$346	$14	$55,473	$14
Floating Rate Loans
Media	718,463	1,596	(4,830)	715,229	(4,830)

	$773,576	$1,942	$(4,816)	$770,702	$(4,816)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$933,271,520
Cash	11,261,756
Receivable for:
Investments sold	4,009,412
Fund shares sold	12,018
Interest	2,280,632

Total Assets	950,835,338
Liabilities
Payables for:
Investments purchased	28,599,143
Fund shares redeemed	61,885
Accrued expenses:
Management fees	455,644
Distribution and service fees	25,135
Deferred trustees’ fees	49,636
Other expenses	167,001

Total Liabilities	29,358,444

Net Assets	$921,476,894

Net assets consist of:
Paid in surplus	$906,569,344
Undistributed net investment income	16,892,134
Accumulated net realized loss	(359,844)
Unrealized depreciation on investments	(1,624,740)

Net Assets	$921,476,894

Net Assets
Class A	$799,762,821
Class B	121,714,073
Capital Shares Outstanding*
Class A	77,210,608
Class B	11,810,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.36
Class B	10.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $934,896,260.
(b)	Investments at value includes unfunded loan commitments of $326,733.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$20,446,418

Total investment income	20,446,418
Expenses
Management fees	2,904,157
Administration fees	11,403
Custodian and accounting fees	163,672
Distribution and service fees—Class B	151,756
Audit and tax services	55,424
Legal	15,668
Trustees’ fees and expenses	21,692
Shareholder reporting	12,765
Insurance	2,883
Miscellaneous	8,150

Total expenses	3,347,570

Net Investment Income	17,098,848

Net Realized and Unrealized Loss
Net realized loss on investments	(160,394)

Net change in unrealized depreciation on investments	(3,352,123)

Net realized and unrealized loss	(3,512,517)

Net Increase in Net Assets From Operations	$13,586,331

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,098,848	$35,468,649
Net realized gain (loss)	(160,394)	4,120,552
Net change in unrealized depreciation	(3,352,123)	(3,817,470)

Increase in net assets from operations	13,586,331	35,771,731

From Distributions to Shareholders
Net investment income
Class A	(31,272,718)	(32,615,338)
Class B	(4,260,389)	(3,061,308)
Net realized capital gains
Class A	(3,693,628)	(3,689,518)
Class B	(529,606)	(364,441)

Total distributions	(39,756,341)	(39,730,605)

Increase (decrease) in net assets from capital share transactions	(41,181,428)	161,483,079

Total increase (decrease) in net assets	(67,351,438)	157,524,205

Net Assets
Beginning of period	988,828,332	831,304,127

End of period	$921,476,894	$988,828,332

Undistributed net investment income
End of period	$16,892,134	$35,326,393

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,935,210	$20,155,660	9,059,273	$96,332,060
Reinvestments	3,404,708	34,966,346	3,480,811	36,304,856
Redemptions	(10,047,352)	(103,372,053)	(1,675,722)	(17,659,690)

Net increase (decrease)	(4,707,434)	$(48,250,047)	10,864,362	$114,977,226

Class B
Sales	1,714,969	$18,063,055	6,655,673	$69,851,416
Reinvestments	468,689	4,789,995	329,716	3,425,749
Redemptions	(1,515,586)	(15,784,431)	(2,552,951)	(26,771,312)

Net increase	668,072	$7,068,619	4,432,438	$46,505,853

Increase (decrease) derived from capital shares transactions		$(41,181,428)		$161,483,079

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.63		$10.69	$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.19		0.42	0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.01	0.30	(0.18)	0.09

Total from investment operations	0.16		0.43	0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.38)		(0.44)	(0.38)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)		(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.43)		(0.49)	(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.36		$10.63	$10.69	$10.34	$10.34

Total Return (%) (c)	1.50	(d)	4.13	7.51	2.33	3.40	(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(e)	0.67	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	3.58	(e)	3.95	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	18	(d)	40	42	40	31	(d)
Net assets, end of period (in millions)	$799.8		$871.0	$759.9	$706.2	$536.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.58		$10.64	$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17		0.39	0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.02	0.30	(0.19)	0.07

Total from investment operations	0.14		0.41	0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.36)		(0.42)	(0.36)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)		(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.41)		(0.47)	(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.31		$10.58	$10.64	$10.29	$10.32

Total Return (%) (c)	1.42	(d)	3.84	7.33	2.01	3.20	(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	(e)	0.92	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	3.33	(e)	3.67	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	18	(d)	40	42	40	31	(d)
Net assets, end of period (in millions)	$121.7		$117.8	$71.4	$56.4	$20.2

(a)	Commencement of operations was April 30, 2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2013.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $34,707,664, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2014, the Portfolio had open unfunded loan commitments of $326,733. At June 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$167,963,191	$0	$216,945,417

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,904,157	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$37,136,071	$30,069,012	$2,594,534	$818,561	$39,730,605	$30,887,573

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,432,367	$3,015,069	$1,673,440	$—	$41,120,876

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 1.07% and 0.96%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.56%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy continued to show signs of recovery during the reporting period. Economic activity increased toward period-end after severe weather conditions and a slowdown in health care spending led to a contraction in the first quarter of 2014. Except for a sharp rebound in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago. The unemployment rate declined during the period. Inflation, as measured by the Consumer Price Index, picked up toward the end of the period.

The U.S. Federal Reserve Board (the “Fed”) began reducing bond purchases by $10 billion a month in January 2014, based on largely positive economic and employment data. Although economic data in early 2014 was soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while adopting a more qualitative approach to rate-hike guidance. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering and remained committed to keeping interest rates low for a considerable amount of time after the asset-purchase program ends.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Most major fixed income sectors delivered positive performance and many outperformed similar-duration U.S. Treasuries during the period. The Portfolio’s allocation and security selection in Senior Secured Floating Rate Corporate Loans boosted performance. The Portfolio’s positioning in non-Agency Residential Mortgage-Backed and Commercial Mortgage-Backed Securities also contributed to results. Investors’ continued search for yield helped High Yield bonds deliver positive performance. During the period, U.S. yield curve movements contributed to returns, and movements in non-U.S. markets benefited the Portfolio’s positions in Non-dollar Developed and Non-dollar Emerging Market securities. In contrast, foreign currencies detracted from results.

Over the period, we increased the Portfolio’s allocation to Asset-Backed Securities and Senior Secured Floating Rate Corporate Loans. We reduced the Portfolio’s exposure to certain Treasury positions as we believed the two-year part of the yield curve might experience volatility in the near term. We also slightly decreased the Portfolio’s Investment Grade Corporate Credit position. Consistent with our strategy, at period-end the Portfolio maintained its heaviest allocations in Investment Grade Corporate Credit and Treasuries. Among the Portfolio’s smallest allocations were Taxable Municipal Bonds and Sovereign Developed Bonds.

The Portfolio utilized derivatives principally as a tool for efficient portfolio management and seeking to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	1.07	2.39	1.83
Class B	0.96	2.18	1.59
Barclays U.S. Government/Credit 1-3 Year Bond Index	0.56	1.14	1.07

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	35.7
U.S. Treasury & Government Agencies	13.8
Asset-Backed Securities	13.4
Mortgage-Backed Securities	11.1
Floating Rate Loans	6.3
Foreign Government	3.6
Municipals	2.3

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.51%	$1,000.00	$1,010.70	$2.54
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B(a)	Actual	0.76%	$1,000.00	$1,009.60	$3.79
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—35.7% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Boeing Co. (The) 0.950%, 05/15/18	1,500,000	$1,465,231

Agriculture—0.6%
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	4,000,000	4,034,972
Lorillard Tobacco Co. 3.500%, 08/04/16	3,800,000	3,975,362
Reynolds American, Inc. 1.050%, 10/30/15	1,000,000	999,807

		9,010,141

Auto Manufacturers—0.5%
Hyundai Capital America 1.450%, 02/06/17 (144A)	7,000,000	7,026,369
4.000%, 06/08/17 (144A)	300,000	320,810

		7,347,179

Banks—9.9%
AIB Mortgage Bank 2.625%, 07/29/16 (EUR)	3,000,000	4,265,726
ANZ New Zealand International, Ltd. 1.400%, 04/27/17 (144A)	7,500,000	7,514,295
Banco Popolare SC 3.625%, 03/31/17 (EUR)	1,000,000	1,457,830
4.750%, 03/31/16 (EUR)	3,300,000	4,816,699
Banco Santander Totta S.A. 1.500%, 04/03/17 (EUR)	3,000,000	4,153,979
Bank of America Corp. 1.266%, 01/15/19 (a)	6,600,000	6,684,777
2.600%, 01/15/19	2,500,000	2,529,407
Bank of Ireland Mortgage Bank 2.750%, 03/22/18 (EUR)	3,300,000	4,824,525
3.250%, 06/22/15 (EUR)	2,500,000	3,509,619
BB&T Corp. 0.885%, 02/01/19 (a)	8,000,000	8,054,000
2.050%, 06/19/18	1,000,000	1,011,006
BNP Paribas S.A. 2.700%, 08/20/18	2,700,000	2,762,122
CIT Group, Inc. 3.875%, 02/19/19	3,000,000	3,046,800
4.250%, 08/15/17	700,000	730,188
5.000%, 05/15/17	400,000	426,250
5.250%, 03/15/18	500,000	536,875
Citigroup, Inc. 0.501%, 06/09/16 (a)	6,400,000	6,341,792
1.000%, 04/08/19 (a)	1,600,000	1,602,230
Credit Suisse 0.719%, 05/26/17 (a)	3,900,000	3,908,923
Depfa ACS Bank 2.125%, 10/13/17 (CHF)	2,000,000	2,342,129
Export-Import Bank of Korea 0.977%, 01/14/17 (a)	1,000,000	1,006,767
Fifth Third Bank 0.736%, 11/18/16 (a)	7,300,000	7,330,003

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 3.300%, 05/03/15	4,200,000	4,293,282
5.125%, 10/16/14 (EUR)	3,000,000	4,162,265
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,357,500
Intesa Sanpaolo S.p.A. 0.471%, 05/18/17 (EUR)	1,100,000	1,475,217
1.844%, 07/29/15 (EUR) (a)	3,700,000	5,117,734
JPMorgan Chase & Co. 1.129%, 01/25/18 (a)	8,000,000	8,112,696
3.700%, 01/20/15	5,000,000	5,088,565
Morgan Stanley 1.509%, 04/25/18 (a)	6,500,000	6,628,882
PNC Funding Corp. 2.700%, 09/19/16	1,300,000	1,349,984
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,188,733
Royal Bank of Canada 0.601%, 03/08/16 (a)	3,000,000	3,009,573
Royal Bank of Scotland plc (The) 4.875%, 08/25/14 (144A)	4,200,000	4,224,805
6.934%, 04/09/18 (EUR)	1,800,000	2,852,858
Svenska Handelsbanken AB 0.722%, 06/17/19 (a)	4,500,000	4,501,622
U.S. Bank N.A. 3.778%, 04/29/20 (a)	1,000,000	1,023,527
UniCredit S.p.A. 3.375%, 10/31/17 (EUR)	2,000,000	2,966,425
Union Bank N.A. 0.984%, 09/26/16 (a)	2,000,000	2,020,016
Wachovia Corp. 0.597%, 10/15/16 (a)	8,500,000	8,484,802
Woori Bank Co., Ltd. 4.750%, 04/30/24 (144A)	3,000,000	3,028,512

		154,742,940

Beverages—0.8%
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18	4,000,000	4,048,216
Constellation Brands, Inc. 7.250%, 09/01/16	2,000,000	2,230,000
7.250%, 05/15/17	2,000,000	2,292,500
Heineken NV 0.800%, 10/01/15 (144A)	4,000,000	4,012,684

		12,583,400

Biotechnology—0.6%
Amgen, Inc. 0.828%, 05/22/19 (a)	6,200,000	6,214,812
Celgene Corp. 2.300%, 08/15/18	3,000,000	3,048,537
Gilead Sciences, Inc. 3.050%, 12/01/16	1,000,000	1,047,924

		10,311,273

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.1%
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	1,200,000	$1,290,000

Coal—0.2%
Peabody Energy Corp. 7.375%, 11/01/16	2,500,000	2,746,875

Commercial Services—0.4%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,248,964
PHH Corp. 9.250%, 03/01/16	2,450,000	2,744,000

		6,992,964

Computers—0.6%
Apple, Inc. 0.473%, 05/03/18 (a)	9,000,000	9,000,270

Cosmetics/Personal Care—0.3%
Avon Products, Inc. 2.375%, 03/15/16	3,400,000	3,444,945
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,947,470

		5,392,415

Diversified Financial Services—2.3%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	3,500,000	3,511,085
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,925,588
Ford Motor Credit Co. LLC 2.375%, 01/16/18	2,000,000	2,043,020
7.000%, 04/15/15	12,000,000	12,601,440
GE Capital European Funding 2.000%, 02/27/15 (EUR)	3,000,000	4,152,759
4.625%, 07/04/14 (EUR)	3,000,000	4,108,032
Navient Corp. 5.500%, 01/15/19	3,000,000	3,187,500
8.450%, 06/15/18	500,000	591,250

		36,120,674

Electric—1.3%
Duke Energy Corp. 2.100%, 06/15/18	1,100,000	1,112,127
GDF Suez 1.625%, 10/10/17 (144A)	1,000,000	1,006,150
Georgia Power Co. 0.625%, 11/15/15	1,000,000	1,000,279
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	3,100,000	3,218,702
PPL Energy Supply LLC 6.200%, 05/15/16	6,000,000	6,447,624
Southern Co. (The) 2.450%, 09/01/18	3,000,000	3,074,250

Electric—(Continued)
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	2,000,000	1,966,920
State Grid Overseas Investment 2014, Ltd. 2.750%, 05/07/19 (144A)	1,100,000	1,108,945
Virginia Electric and Power Co. 1.200%, 01/15/18	900,000	888,904

		19,823,901

Electronics—0.1%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000,000	1,001,474

Food—0.7%
Dean Foods Co. 7.000%, 06/01/16	1,771,000	1,934,817
Kraft Foods Group, Inc. 1.625%, 06/04/15	3,000,000	3,030,879
2.250%, 06/05/17	3,000,000	3,081,747
Mondelez International, Inc. 0.745%, 02/01/19 (a)	2,000,000	1,995,518
TESCO plc 2.000%, 12/05/14 (144A)	1,000,000	1,005,790

		11,048,751

Healthcare-Products—0.3%
Baxter International, Inc. 1.850%, 06/15/18	3,400,000	3,405,199
3.200%, 06/15/23	500,000	495,916
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,430,656

		5,331,771

Healthcare-Services—0.1%
Aetna, Inc. 1.500%, 11/15/17	1,000,000	1,003,787
Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,000,000	1,017,932

		2,021,719

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 09/16, Ltd. 4.625%, 09/11/15 (144A)	2,000,000	2,089,816
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	400,000	420,580

		2,510,396

Home Builders—1.4%
Centex Corp. 5.250%, 06/15/15	3,000,000	3,116,250
6.500%, 05/01/16	6,000,000	6,540,000
DR Horton, Inc. 4.750%, 05/15/17	2,000,000	2,120,000
5.625%, 01/15/16	3,425,000	3,634,781

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	$6,187,500

		21,598,531

Household Products/Wares—0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.500%, 05/15/18	2,000,000	2,092,500
9.000%, 04/15/19	500,000	529,375

		2,621,875

Insurance—1.9%
Jackson National Life Global Funding 2.300%, 04/16/19 (144A)	6,000,000	6,005,412
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	3,996,640
2.150%, 06/18/19 (144A)	5,000,000	5,025,885
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	3,500,000	3,430,812
Prudential Covered Trust 2.997%, 09/30/15 (144A)	7,968,000	8,161,790
Prudential Financial, Inc. 1.004%, 08/15/18 (a)	3,000,000	3,003,714

		29,624,253

Iron/Steel—0.4%
ArcelorMittal 5.000%, 02/25/17	2,500,000	2,643,750
Glencore Funding LLC 3.125%, 04/29/19 (144A)	3,500,000	3,569,300

		6,213,050

Leisure Time—0.4%
Carnival Corp. 3.950%, 10/15/20	5,800,000	6,130,484

Machinery-Diversified—0.1%
John Deere Capital Corp. 1.300%, 03/12/18	1,100,000	1,088,605

Media—0.8%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	2,700,000	2,780,589
NBCUniversal Enterprise, Inc. 0.912%, 04/15/18 (144A) (a)	3,000,000	3,033,387
Time Warner, Inc. 2.100%, 06/01/19	4,000,000	3,979,644
Viacom, Inc. 2.200%, 04/01/19	2,100,000	2,105,647
2.500%, 09/01/18	500,000	511,048

		12,410,315

Mining—0.6%
Anglo American Capital plc 1.176%, 04/15/16 (144A) (a)	700,000	702,223
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A)	900,000	929,250
6.875%, 02/01/18 (144A)	500,000	525,000
8.250%, 11/01/19 (144A)	1,000,000	1,088,750
Rio Tinto Finance USA plc 1.625%, 08/21/17	2,600,000	2,630,532
Xstrata Finance Canada, Ltd. 2.050%, 10/23/15 (144A)	3,000,000	3,033,984

		8,909,739

Oil & Gas—4.0%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,683,492
BP Capital Markets plc 0.700%, 11/06/15	4,000,000	4,011,540
Canadian Natural Resources, Ltd. 0.609%, 03/30/16 (a)	4,000,000	4,008,668
Chesapeake Energy Corp. 3.479%, 04/15/19 (a)	2,500,000	2,528,125
6.500%, 08/15/17	500,000	560,000
Chevron Corp. 1.104%, 12/05/17	6,000,000	5,972,418
CNOOC Nexen Finance 2014 ULC 1.625%, 04/30/17	7,100,000	7,118,226
CNPC General Capital, Ltd. 1.125%, 05/14/17 (144A) (a)	5,800,000	5,816,251
1.950%, 04/16/18 (144A)	1,500,000	1,478,037
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	515,411
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,282,750
Petrobras Global Finance B.V. 3.112%, 03/17/20 (a)	4,100,000	4,212,545
Phillips 66 1.950%, 03/05/15	2,700,000	2,727,019
Quicksilver Resources, Inc. 7.000%, 06/21/19 (144A) (a)	1,500,000	1,455,000
Sinopec Group Overseas Development 2013, Ltd. 2.500%, 10/17/18 (144A)	2,200,000	2,207,625
Sinopec Group Overseas Development 2014, Ltd. 1.750%, 04/10/17 (144A)	2,500,000	2,501,140
Statoil ASA 0.685%, 11/08/18 (a)	5,600,000	5,638,506
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,258,015

		61,974,768

Oil & Gas Services—0.3%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	1,245,668
Schlumberger Norge A/S 1.950%, 09/14/16 (144A)	4,000,000	4,093,524

		5,339,192

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.1%
AbbVie, Inc. 0.983%, 11/06/15 (a)	6,000,000	$6,049,944
Actavis, Inc. 1.875%, 10/01/17	3,000,000	3,026,757
McKesson Corp. 1.400%, 03/15/18	2,000,000	1,975,018
Mylan, Inc. 1.350%, 11/29/16	2,700,000	2,704,498
Zoetis, Inc. 1.150%, 02/01/16	1,800,000	1,811,306
1.875%, 02/01/18	1,200,000	1,202,700

		16,770,223

Pipelines—0.6%
EnLink Midstream Partners L.P. 2.700%, 04/01/19	1,800,000	1,825,641
Enterprise Products Operating LLC 1.250%, 08/13/15	3,700,000	3,726,059
Kinder Morgan Energy Partners L.P. 2.650%, 02/01/19	600,000	607,255
Kinder Morgan Finance Co. LLC 5.700%, 01/05/16	500,000	525,000
6.000%, 01/15/18 (144A)	2,000,000	2,185,000

		8,868,955

Real Estate Investment Trusts—1.7%
American Tower Corp. 3.400%, 02/15/19	6,100,000	6,381,545
Boston Properties L.P. 3.700%, 11/15/18	3,900,000	4,163,383
HCP, Inc. 3.750%, 02/01/19	4,000,000	4,262,320
Hospitality Properties Trust 5.625%, 03/15/17	5,000,000	5,472,225
Prologis L.P. 2.750%, 02/15/19	6,000,000	6,113,136

		26,392,609

Retail—0.5%
CVS Caremark Corp. 1.200%, 12/05/16	1,000,000	1,006,112
Dollar General Corp. 1.875%, 04/15/18	2,000,000	1,983,344
Edcon Pty, Ltd. 9.500%, 03/01/18 (144A) (EUR)	1,000,000	1,383,267
Home Depot, Inc. (The) 2.250%, 09/10/18	4,000,000	4,093,324

		8,466,047

Savings & Loans—0.3%
Yorkshire Building Society 2.303%, 03/23/16 (GBP) (a)	3,000,000	5,257,266

Semiconductors—0.3%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,249,594

Software—0.4%
Oracle Corp. 0.807%, 01/15/19 (a)	6,000,000	6,048,300

Telecommunications—1.5%
Cisco Systems, Inc. 1.100%, 03/03/17	5,000,000	5,015,535
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,304,344
Orange S.A. 2.750%, 02/06/19	3,000,000	3,073,062
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,271,085
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	3,000,000	3,637,500
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	2,300,000	2,403,673
Verizon Communications, Inc. 0.700%, 11/02/15	1,000,000	1,002,595
3.650%, 09/14/18	1,300,000	1,390,325

		23,098,119

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 3.875%, 09/27/16 (144A)	3,300,000	3,415,500

Total Corporate Bonds & Notes (Cost $541,161,684)		557,218,799

U.S. Treasury & Government Agencies—13.8%

Agency Sponsored Mortgage-Backed—4.6%
Fannie Mae 15 Yr. Pool 4.000%, 04/01/26	3,383,828	3,625,206
4.000%, 05/01/26	3,287,748	3,498,192
4.500%, 09/01/24	1,704,905	1,827,496
4.500%, 03/01/25	3,345,695	3,586,570
Fannie Mae ARM Pool 1.175%, 03/01/30 (a)	37,565	38,499
1.214%, 02/01/44 (a)	236,110	246,059
1.587%, 11/01/33 (a)	7,039	7,331
1.611%, 03/01/28 (a)	18,766	19,498
1.635%, 11/01/33 (a)	14,121	14,731
1.780%, 03/01/35 (a)	75,517	79,130
1.790%, 06/01/32 (a)	11,609	11,649
1.790%, 09/01/32 (a)	16,887	16,941
1.796%, 12/01/32 (a)	679,731	709,454
1.800%, 11/01/32 (a)	22,690	23,637
1.809%, 02/01/36 (a)	126,526	134,993
1.811%, 03/01/33 (a)	23,443	24,464
1.895%, 12/01/34 (a)	97,106	103,535
1.935%, 11/01/17 (a)	18,112	18,978

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 1.945%, 11/01/35 (a)	234,362	$247,284
1.960%, 03/01/36 (a)	430,277	458,986
1.985%, 09/01/31 (a)	31,815	31,931
1.995%, 11/01/32 (a)	102,708	107,969
2.010%, 06/01/32 (a)	6,114	6,139
2.018%, 03/01/37 (a)	31,936	33,573
2.025%, 04/01/36 (a)	97,357	103,249
2.050%, 08/01/29 (a)	10,716	11,330
2.071%, 02/01/25 (a)	203,259	212,922
2.075%, 05/01/19 (a)	2,255	2,261
2.090%, 12/01/34 (a)	131,129	133,060
2.105%, 12/01/32 (a)	34,368	35,451
2.120%, 05/01/33 (a)	32,579	34,774
2.123%, 10/01/32 (a)	41,082	41,481
2.124%, 12/01/32 (a)	62,167	65,465
2.125%, 05/01/19 (a)	89,340	89,828
2.128%, 06/01/28 (a)	2,889	2,974
2.135%, 06/01/25 (a)	116,617	117,239
2.154%, 10/01/35 (a)	37,618	37,905
2.155%, 02/01/33 (a)	42,818	42,980
2.160%, 07/01/35 (a)	151,851	153,436
2.163%, 05/01/34 (a)	62,848	67,032
2.170%, 10/01/33 (a)	26,545	26,653
2.175%, 07/01/36 (a)	108,822	109,565
2.180%, 01/01/20 (a)	136,503	137,174
2.184%, 07/01/33 (a)	97,123	102,980
2.185%, 09/01/33 (a)	17,444	18,513
2.190%, 12/01/25 (a)	14,690	14,764
2.210%, 02/01/36 (a)	48,765	51,267
2.213%, 03/01/33 (a)	63,803	68,589
2.220%, 04/01/27 (a)	14,612	15,516
2.249%, 06/01/35 (a)	55,094	55,888
2.250%, 01/01/33 (a)	50,868	51,086
2.252%, 04/01/34 (a)	240,878	255,992
2.275%, 04/01/34 (a)	35,893	36,032
2.275%, 01/01/36 (a)	138,236	147,357
2.277%, 12/01/33 (a)	140,904	148,970
2.291%, 08/01/37 (a)	52,325	55,881
2.296%, 07/01/25 (a)	3,146	3,223
2.306%, 08/01/33 (a)	133,663	137,625
2.309%, 03/01/30 (a)	1,803	1,934
2.321%, 07/01/33 (a)	99,355	105,782
2.323%, 06/01/33 (a)	49,583	49,869
2.328%, 11/01/35 (a)	6,069,013	6,453,259
2.333%, 09/01/32 (a)	161,622	162,633
2.335%, 09/01/39 (a)	60,025	64,055
2.336%, 07/01/33 (a)	55,409	57,748
2.336%, 11/01/36 (a)	5,072,500	5,377,139
2.338%, 02/01/25 (a)	45,034	45,198
2.338%, 02/01/32 (a)	88,099	88,516
2.340%, 10/01/33 (a)	57,569	60,934
2.348%, 01/01/32 (a)	17,850	19,162
2.348%, 07/01/35 (a)	90,741	97,404
2.353%, 09/01/36 (a)	2,212	2,374
2.356%, 03/01/38 (a)	55,594	59,025

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 2.359%, 07/01/33 (a)	91,285	91,892
2.363%, 06/01/32 (a)	4,142	4,181
2.364%, 11/01/36 (a)	7,432	8,034
2.365%, 01/01/33 (a)	189,236	190,438
2.368%, 09/01/35 (a)	8,548,863	9,077,294
2.375%, 02/01/34 (a)	89,807	90,380
2.375%, 02/01/36 (a)	33,208	35,076
2.375%, 03/01/36 (a)	32,860	34,717
2.375%, 09/01/37 (a)	88,067	94,270
2.380%, 03/01/34 (a)	107,702	108,389
2.395%, 01/01/29 (a)	18,703	18,830
2.395%, 08/01/30 (a)	28,853	29,049
2.395%, 09/01/30 (a)	107,997	108,963
2.395%, 01/01/32 (a)	15,572	15,647
2.403%, 06/01/30 (a)	24,062	24,187
2.403%, 12/01/35 (a)	223,667	224,813
2.405%, 07/01/32 (a)	4,108	4,126
2.410%, 02/01/35 (a)	91,589	92,804
2.415%, 08/01/32 (a)	87,379	88,570
2.423%, 10/01/36 (a)	17,523	18,587
2.425%, 09/01/32 (a)	16,889	17,137
2.425%, 06/01/34 (a)	43,472	43,629
2.433%, 08/01/34 (a)	31,235	33,297
2.435%, 04/01/35 (a)	1,306,073	1,407,198
2.440%, 06/01/34 (a)	117,779	118,326
2.440%, 11/01/35 (a)	44,675	47,861
2.445%, 12/01/29 (a)	105,896	106,587
2.455%, 08/01/35 (a)	1,102,444	1,180,750
2.457%, 08/01/32 (a)	66,349	66,479
2.475%, 09/01/33 (a)	19,660	21,142
2.481%, 09/01/33 (a)	110,833	111,995
2.485%, 11/01/34 (a)	7,347,282	7,866,423
2.493%, 07/01/28 (a)	15,052	16,159
2.494%, 06/01/26 (a)	5,942	5,959
2.495%, 03/01/37 (a)	24,091	25,639
2.498%, 08/01/33 (a)	125,815	135,606
2.498%, 04/01/36 (a)	8,726	9,442
2.500%, 07/01/24 (a)	7,876	7,910
2.525%, 08/01/35 (a)	62,704	62,941
2.531%, 11/01/35 (a)	3,418,210	3,668,709
2.625%, 10/01/33 (a)	60,602	60,862
2.625%, 05/01/34 (a)	143,875	145,747
2.650%, 05/01/32 (a)	14,507	14,580
2.650%, 08/01/32 (a)	32,813	32,953
2.723%, 01/01/26 (a)	11,943	11,992
2.919%, 02/01/33 (a)	158,312	158,843
3.629%, 05/01/34 (a)	130,008	130,404
3.680%, 04/01/40 (a)	19,174	20,337
5.135%, 11/01/34 (a)	24,802	25,903
5.161%, 09/01/35 (a)	46,575	50,186
5.524%, 09/01/37 (a)	8,362	8,985
5.681%, 03/01/36 (a)	84,114	90,759
5.783%, 03/01/36 (a)	50,063	54,168
Freddie Mac ARM Non-Gold Pool 1.875%, 09/01/22 (a)	21,092	21,139
1.931%, 04/01/18 (a)	6,961	7,124

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 1.945%, 02/01/37 (a)	89,676	$94,464
1.945%, 04/01/37 (a)	35,345	37,251
1.994%, 05/01/37 (a)	17,179	18,032
2.185%, 05/01/28 (a)	71,166	72,678
2.237%, 02/01/26 (a)	28,335	28,604
2.261%, 09/01/30 (a)	3,471	3,703
2.276%, 09/01/27 (a)	7,070	7,584
2.280%, 10/01/22 (a)	3,275	3,494
2.318%, 05/01/25 (a)	28,596	30,327
2.342%, 05/01/31 (a)	47,168	49,639
2.353%, 03/01/34 (a)	24,070	25,584
2.355%, 12/01/33 (a)	1,109	1,160
2.356%, 05/01/38 (a)	82,664	88,172
2.366%, 01/01/35 (a)	147,752	156,897
2.375%, 03/01/19 (a)	4,507	4,549
2.375%, 05/01/34 (a)	287,698	301,811
2.375%, 07/01/36 (a)	50,601	53,970
2.375%, 02/01/37 (a)	31,413	33,561
2.385%, 08/01/18 (a)	19,587	19,622
2.385%, 07/01/31 (a)	23,694	24,574
2.387%, 03/01/35 (a)	988,749	1,049,635
2.390%, 11/01/24 (a)	130,354	133,079
2.401%, 09/01/30 (a)	80,890	85,629
2.409%, 11/01/32 (a)	38,086	40,539
2.438%, 01/01/35 (a)	1,345,214	1,429,625
2.449%, 09/01/37 (a)	535,044	568,365
2.470%, 06/01/37 (a)	495,836	528,565
2.475%, 04/01/34 (a)	1,070,605	1,142,719
2.493%, 07/01/36 (a)	137,842	139,085
2.495%, 05/01/37 (a)	22,206	23,709
2.495%, 07/01/37 (a)	723,876	777,163
2.497%, 07/01/35 (a)	344,403	367,233
2.502%, 09/01/30 (a)	17,600	18,452
2.515%, 07/01/34 (a)	109,868	110,065
2.526%, 06/01/37 (a)	6,353,042	6,794,056
2.534%, 10/01/32 (a)	56,869	58,709
2.564%, 04/01/30 (a)	83,765	89,423
2.567%, 04/01/37 (a)	47,084	50,460
2.591%, 04/01/38 (a)	95,822	102,731
2.694%, 07/01/38 (a)	88,663	89,494
2.866%, 05/01/31 (a)	24,984	25,710
2.953%, 06/01/25 (a)	18,698	19,174
3.077%, 04/01/35 (a)	118,285	119,685
4.827%, 03/01/38 (a)	285,253	302,050
5.121%, 04/01/35 (a)	70,763	74,917
5.195%, 09/01/37 (a)	46,536	48,397
5.499%, 08/01/24 (a)	6,283	6,667
5.525%, 05/01/37 (a)	80,283	85,546
5.910%, 10/01/37 (a)	38,620	40,730
5.927%, 01/01/37 (a)	49,008	51,579

		71,682,024

U.S. Treasury—9.2%
U.S. Treasury Bond 11.250%, 02/15/15	4,000,000	4,277,344

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16	3,221,760	3,306,331
U.S. Treasury Notes 0.250%, 07/15/15	3,000,000	3,002,931
1.750%, 07/31/15	11,000,000	11,189,926
1.875%, 06/30/15	32,800,000	33,363,767
4.125%, 05/15/15	25,000,000	25,871,100
4.250%, 08/15/15	33,000,000	34,512,060
4.500%, 11/15/15	27,000,000	28,584,144

		144,107,603

Total U.S. Treasury & Government Agencies (Cost $221,711,125)		215,789,627

Asset-Backed Securities—13.4%

Asset-Backed - Automobile—0.6%
Ford Credit Auto Owner Trust 0.510%, 04/15/17	5,804,195	5,808,247
1.150%, 06/15/17	2,750,000	2,771,315
Mercedes-Benz Auto Lease Trust 0.720%, 12/17/18	380,000	380,644

		8,960,206

Asset-Backed - Credit Card—6.8%
American Express Credit Account Master Trust 1.352%, 02/15/18 (a)	5,550,000	5,612,582
BA Credit Card Trust 0.422%, 09/16/19 (a)	7,010,000	7,015,937
Capital One Multi-Asset Execution Trust 0.202%, 11/15/19 (a)	5,412,000	5,385,162
0.332%, 02/15/19 (a)	2,900,000	2,899,780
5.050%, 12/17/18	5,240,000	5,612,795
Chase Issuance Trust 0.202%, 04/15/19	3,035,000	3,018,371
0.282%, 08/15/17 (a)	7,010,000	7,010,000
0.402%, 04/15/19 (a)	5,700,000	5,664,404
0.432%, 04/15/20 (a)	4,580,000	4,578,708
0.522%, 04/15/21 (a)	5,340,000	5,343,770
0.612%, 04/15/19 (a)	2,600,000	2,580,120
Citibank Credit Card Issuance Trust 0.254%, 04/24/17 (a)	8,410,000	8,407,216
0.391%, 02/07/18 (a)	7,010,000	7,015,482
1.353%, 05/22/17 (a)	4,290,000	4,329,318
4.150%, 07/07/17	2,350,000	2,438,785
5.100%, 11/20/17	5,300,000	5,631,632
5.300%, 03/15/18	1,760,000	1,898,558
Discover Card Execution Note Trust 0.352%, 01/16/18 (a)	7,710,000	7,714,063
0.582%, 07/15/21 (a)	5,610,000	5,628,148
0.602%, 04/15/21 (a)	4,020,000	4,038,355
0.732%, 03/15/18 (a)	4,170,000	4,191,972
Turquoise Card Backed Securities plc 0.902%, 09/15/16 (144A) (a)	1,100,000	1,101,003

		107,116,161

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.7%
Argent Securities, Inc. 0.512%, 10/25/35 (a)	1,270,000	$1,158,392
Bayview Financial Acquisition Trust 0.780%, 08/28/44 (a)	1,408,610	1,407,613
GSAA Home Equity Trust 1.095%, 02/25/35 (a)	2,622,000	2,385,994
Home Loan Trust 5.480%, 06/25/34 (b)	687,585	711,791
MASTR Asset Backed Securities Trust 1.247%, 09/25/34 (a)	1,400,000	1,385,114
Morgan Stanley ABS Capital I, Inc. Trust 1.352%, 05/25/33 (a)	435,581	407,347
NovaStar Mortgage Funding Trust 1.802%, 03/25/35 (a)	800,000	784,410
RAAC Series 0.852%, 03/25/34 (a)	704,803	671,703
Wells Fargo Home Equity Trust 0.522%, 04/25/34 (a)	1,570,000	1,479,888

		10,392,252

Asset-Backed - Other—5.3%
Aames Mortgage Investment Trust 0.855%, 10/25/35 (a)	532,198	531,293
ABSC Manufactured Housing Contract Resecuritization Trust 5.019%, 04/16/30 (144A)	1,931,321	1,960,127
American Homes 4 Rent 1.250%, 06/17/31 (144A) (a)	850,000	851,153
Ameriquest Mortgage Securities, Inc. 0.590%, 08/25/34 (a)	1,355,413	1,332,080
0.975%, 06/25/34 (a)	1,964,028	1,915,119
Anthracite CDO III, Ltd. 0.703%, 03/23/39 (144A) (a)	1,435,860	1,421,659
Anthracite, Ltd. 0.522%, 07/26/45	1,176,906	1,162,006
Apidos CLO XIV 4.850%, 04/15/25 (144A)	1,710,000	1,645,636
ARCap 2004-1 Resecuritization Trust 4.730%, 04/21/24 (144A)	1,493,691	1,530,884
ARES CLO, Ltd. 0.599%, 04/16/21 (144A) (a)	3,340,000	3,207,359
ARES XI CLO, Ltd. 0.498%, 10/11/21 (144A) (a)	2,287,195	2,206,354
Babson CLO, Inc. 2007-I 0.453%, 01/18/21 (144A) (a)	3,691,807	3,655,812
Cent CDO XI, Ltd. 1.029%, 04/25/19 (144A) (a)	1,150,000	1,106,395
Centerline REIT, Inc. 4.760%, 09/21/45 (144A) (a)	4,917,193	5,003,243
Chase Funding Mortgage Loan Asset-Backed Certificates 5.351%, 02/26/35 (a)	255,447	257,118
Chatham Light CLO, Ltd. 0.623%, 08/03/19 (144A) (a)	2,320,000	2,310,119
Citigroup Mortgage Loan Trust, Inc. 0.302%, 10/25/36 (a)	629,117	625,939

Asset-Backed - Other—(Continued)
Colony American Homes 2014-1 1.400%, 05/17/31 (144A) (a)	3,648,767	3,667,073
ColumbusNova CLO IV, Ltd. 2007-II 1.477%, 10/15/21 (144A) (a)	680,000	680,017
Conseco Financial Corp. 6.740%, 02/01/31	425,909	427,472
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (a)	143,721	147,459
Countrywide Asset-Backed Certificates 0.662%, 06/25/35 (a)	1,065,833	1,060,893
0.902%, 03/25/34 (a)	641,899	612,328
1.202%, 12/25/34 (a)	961,738	955,552
CREST 2003-2 Ltd 5.709%, 12/28/38 (144A)	1,512,941	1,528,101
CREST 2004-1, Ltd. 0.558%, 01/28/20 (144A) (a)	887,974	886,154
0.718%, 01/28/40 (144A) (a)	4,500,000	4,441,770
CT CDO III, Ltd. 5.471%, 06/25/35 (144A)	2,470,000	2,471,309
CT CDO IV, Ltd. 0.463%, 10/20/43 (144A) (a)	2,638,190	2,584,134
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	582,982
GreenPoint Mortgage Funding Trust 0.872%, 07/25/30 (a)	217,786	216,807
GSAMP Trust 1.157%, 06/25/35 (a)	1,406,929	1,368,038
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	520,808
JP Morgan Mortgage Acquisition Trust 0.300%, 05/25/36 (a)	351,343	344,449
Landmark IX CDO, Ltd. 0.926%, 04/15/21 (144A) (a)	940,000	906,942
Long Beach Mortgage Loan Trust 0.622%, 08/25/35 (a)	1,692,812	1,674,940
Morgan Stanley ABS Capital I, Inc. Trust 0.887%, 01/25/35 (a)	775,848	745,352
N-Star REL CDO VI, Ltd. 0.561%, 06/16/41 (144A) (a)	2,278,274	2,175,706
Newcastle CDO V, Ltd. 0.571%, 12/24/39 (144A) (a)	1,313,466	1,248,896
Ownit Mortgage Loan Trust 1.082%, 03/25/36 (a)	2,500,000	2,455,352
Park Place Securities, Inc. 0.602%, 09/25/35 (a)	675,000	669,617
1.090%, 10/25/34 (a)	385,130	382,684
1.097%, 02/25/35 (a)	2,367,377	2,380,317
Pegasus 2006-1, Ltd. 0.552%, 07/25/49 (144A) (a)	1,900,000	1,688,036
Structured Asset Investment Loan Trust 1.192%, 12/25/34 (a)	3,194,862	3,130,546
Structured Asset Securities Corp. 0.452%, 02/25/36 (a)	1,774,361	1,734,938
Trade MAPS 1, Ltd. 0.854%, 12/10/18 (144A) (a)	5,500,000	5,518,920

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vanderbilt Acquisition Loan Trust 7.330%, 05/07/32 (a)	282,925	$306,486
West CLO, Ltd. 2.333%, 07/18/26 (144A) (a)	1,230,000	1,230,000
3.083%, 07/18/26 (144A) (a)	3,240,000	3,164,800

		82,631,174

Total Asset-Backed Securities (Cost $207,816,241)		209,099,793

Mortgage-Backed Securities—11.1%

Collateralized Mortgage Obligations—3.7%
Adjustable Rate Mortgage Trust 2004-2 2.518%, 02/25/35 (a)	3,190,732	3,173,547
American Home Mortgage Investment Trust 1.837%, 10/25/34 (a)	2,307,177	2,293,581
Banc of America Mortgage 2003-E Trust 2.659%, 06/25/33 (a)	1,349,417	1,361,771
CHL Mortgage Pass-Through Trust 2.457%, 05/25/34 (a)	2,560,095	2,566,134
Credit Suisse First Boston Mortgage Securities Corp. 2.505%, 04/25/34 (a)	2,381,001	2,447,607
5.000%, 09/25/19	799,434	834,742
First Horizon Alternative Mortgage Securities Trust 2.108%, 12/25/34 (a)	2,257,662	2,216,694
Fosse Master Issuer plc 1.628%, 10/18/54 (144A) (a)	2,898,089	2,899,428
Granite Master Issuer plc 0.233%, 12/20/54 (a)	308,689	305,726
Impac Secured Assets CMN Owner Trust 0.662%, 02/25/35 (a)	1,120,000	1,046,634
Kildare Securities, Ltd. 0.350%, 12/10/43 (144A) (a)	1,903,411	1,891,877
MASTR Adjustable Rate Mortgages Trust 0.312%, 01/25/47 (a)	1,676,152	1,648,489
0.352%, 05/25/47 (a)	844,648	817,182
MASTR Alternative Loan Trust 5.000%, 02/25/18	834,838	858,410
5.000%, 08/25/18	1,042,749	1,080,636
5.500%, 12/25/18	814,215	841,358
5.500%, 04/25/19	1,113,116	1,159,954
5.560%, 11/25/19 (a)	1,032,343	1,078,319
Merrill Lynch Mortgage Investors Trust 0.892%, 03/25/28 (a)	769,154	759,116
1.002%, 01/25/29 (a)	1,457,084	1,470,332
2.127%, 04/25/35 (a)	936,130	915,592
New York Mortgage Trust 2005-3 0.602%, 02/25/36 (a)	771,761	705,753
Sequoia Mortgage Trust 0.473%, 11/20/34 (a)	723,160	689,669
0.773%, 07/20/33 (a)	216,986	204,314
0.995%, 07/20/33 (a)	382,053	359,853
Structured Adjustable Rate Mortgage Loan Trust 0.592%, 08/25/35 (a)	1,902,347	1,772,196

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments II Trust 0.855%, 02/19/35 (a)	1,432,001	1,348,573
Thornburg Mortgage Securities Trust 2.321%, 09/25/37 (a)	890,264	878,765
WaMu Mortgage Pass-Through Certificates Trust 0.382%, 04/25/45 (a)	3,191,625	3,028,332
0.442%, 07/25/45 (a)	1,806,443	1,706,557
0.442%, 10/25/45 (a)	5,082,056	4,773,433
0.482%, 01/25/45 (a)	3,383,883	3,114,380
Wells Fargo Mortgage Backed Securities Trust 2.597%, 07/25/34 (a)	1,198,397	1,202,996
2.610%, 02/25/35 (a)	2,255,740	2,273,504
2.614%, 06/25/35 (a)	1,544,174	1,543,830
2.632%, 10/25/34 (a)	2,317,906	2,354,909

		57,624,193

Commercial Mortgage-Backed Securities—7.4%
Banc of America Commercial Mortgage Trust 5.460%, 09/10/45 (a)	5,250,000	5,547,917
5.695%, 07/10/46 (a)	5,224,000	5,471,033
Bear Stearns Commercial Mortgage Securities Trust 5.288%, 10/12/42 (a)	388,206	390,338
5.540%, 09/11/41	2,796,459	3,006,009
5.605%, 03/11/39 (a)	5,211,000	5,449,033
5.611%, 09/11/41 (a)	5,220,000	5,458,930
5.898%, 06/11/40 (a)	4,580,000	5,089,293
5.937%, 09/11/38 (a)	1,194,000	1,257,308
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	2,000,000	2,024,784
Commercial Mortgage Pass-Through Certificates Trust 5.988%, 12/10/49 (a)	3,157,830	3,500,132
Commercial Mortgage Trust 6.015%, 07/10/38 (a)	8,369,555	8,980,558
Credit Suisse First Boston Mortgage Securities Corp. 4.710%, 11/15/37	5,577,164	5,634,715
G-FORCE 2005-RR LLC 4.830%, 08/22/36 (144A)	163,388	167,115
G-FORCE 2005-RR2 LLC 0.452%, 12/25/39 (144A) (a)	2,417,306	2,305,505
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	4,000,000	4,308,624
6.015%, 07/10/38 (a)	5,015,000	5,276,299
Hilton USA Trust 1.151%, 11/05/30 (144A) (a)	2,000,000	2,002,516
JP Morgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	506,454	506,470
5.464%, 12/12/43	5,000,000	5,289,010
5.560%, 12/15/44 (a)	1,000,000	1,012,641
6.057%, 04/15/45 (a)	3,120,000	3,265,154
LB-UBS Commercial Mortgage Trust 4.739%, 07/15/30	2,625,976	2,685,294
5.276%, 02/15/41 (a)	1,230,000	1,274,914

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 5.497%, 10/15/36 (144A) (a)	650,000	$671,018
6.049%, 06/15/38 (a)	2,000,000	2,132,222
Mach One 2004-1A ULC 6.228%, 05/28/40 (144A) (a)	3,500,000	3,597,038
Merrill Lynch Mortgage Trust 5.457%, 11/12/37 (a)	1,483,000	1,554,255
ML-CFC Commercial Mortgage Trust 5.409%, 07/12/46 (a)	2,808,870	3,036,110
Morgan Stanley Capital I Trust 4.780%, 12/13/41	2,024,851	2,044,298
5.598%, 03/12/44 (a)	2,650,554	2,787,709
5.678%, 03/12/44 (a)	3,100,000	3,244,522
Seawall 2006 1, Ltd. 1.407%, 04/15/46	1,000,000	990,000
Talisman-6 Finance plc 0.507%, 10/22/16 (EUR) (a)	2,178,841	2,908,900
Wachovia Bank Commercial Mortgage Trust 5.209%, 12/15/35 (a)	9,955	9,950
5.287%, 03/15/42 (a)	1,000,000	1,022,614
5.515%, 01/15/45 (a)	5,300,000	5,593,212
5.792%, 10/15/35 (144A) (a)	1,200,000	1,193,533
5.795%, 07/15/45 (a)	2,400,000	2,598,118
5.904%, 05/15/43 (a)	2,700,000	2,734,236

		116,021,327

Total Mortgage-Backed Securities (Cost $170,291,920)		173,645,520

Floating Rate Loans (a)—6.3%

Aerospace/Defense—0.3%
FGI Operating Co. LLC Term Loan, 5.500%, 04/19/19	2,767,177	2,794,863
Henniges Automotive Holdings, Inc. Term Loan B, 0.000%, 06/12/21 (c)	368,990	373,602
Transdigm, Inc. Term Loan C, 3.750%, 02/28/20	668,587	667,387
Term Loan D, 3.750%, 06/04/21	558,800	557,099

		4,392,951

Building Materials—0.1%
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	1,568,163	1,572,452

Capital Markets—0.2%
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	2,687,595	2,700,361

Chemicals—0.6%
Arysta LifeScience Corp. 1st Lien Term Loan, 4.500%, 05/29/20	2,769,443	2,779,828
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 4.000%, 02/01/20	1,143,598	1,145,599
AZ Chem U.S., Inc. 1st Lien Term Loan, 0.000%, 06/12/21 (c)	1,264,260	1,277,825

Chemicals—(Continued)
Dialysis Newco, Inc. 1st Lien Term Loan, 6.500%, 04/23/21	354,100	355,281
MacDermid, Inc. 1st Lien Term Loan, 4.000%, 06/07/20	1,571,274	1,574,220
OCI Beaumont LLC Term Loan B3, 5.000%, 08/20/19	668,733	679,600
Tronox Pigments (Netherlands) B.V. Term Loan, 4.000%, 03/19/20	1,308,618	1,312,956

		9,125,309

Coal—0.0%
Bowie Resource Holdings LLC 2nd Lien Delayed Draw Term Loan, 11.750%, 02/16/21	476,191	488,096

Commercial Services—0.7%
CDRH Parent, Inc. 1st Lien Term Loan, 6.500%, 07/01/21	110,800	109,692
Interactive Data Corp. Term Loan, 4.750%, 05/02/21	2,746,347	2,773,824
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	3,054,566	3,017,346
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	844,053	838,250
Visant Corp. Term Loan B, 5.250%, 12/22/16	3,610,703	3,600,774

		10,339,886

Computers—0.2%
Dell, Inc. Term Loan B, 4.500%, 04/29/20	1,312,002	1,320,576
Sungard Availability Services Capital, Inc. Term Loan B, 6.000%, 03/31/19	2,218,242	2,207,849

		3,528,425

Distribution/Wholesale—0.1%
Autoparts Group Holdings, Inc. 1st Lien Term Loan, 6.500%, 07/28/17	232,528	233,545
WESCO Distribution, Inc. Term Loan B, 3.750%, 12/12/19	1,268,172	1,270,550

		1,504,095

Diversified Financial Services—0.1%
Doncasters Finance U.S. LLC Term Loan, 4.500%, 04/09/20	208,473	209,581
TransUnion LLC Term Loan, 4.000%, 04/09/21	2,058,641	2,062,686

		2,272,267

Entertainment—0.0%
Diamond Resorts Corp. Term Loan, 5.500%, 04/23/21	263,400	265,705

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—0.1%
Big Heart Pet Brands Term Loan, 3.500%, 03/08/20	1,233,626	$1,225,528
Post Holdings, Inc. Incremental Term Loan, 3.750%, 06/02/21	254,300	256,571

		1,482,099

Forest Products & Paper—0.2%
Exopack LLC Term Loan B, 5.250%, 05/08/19	2,380,629	2,421,552

Healthcare - Services—1.1%
24 Hour Fitness Worldwide, Inc. Term Loan B, 4.750%, 05/28/21	2,541,535	2,560,596
Community Health Systems, Inc. Term Loan D, 4.250%, 01/27/21	4,423,455	4,453,866
Cyanco Intermediate Corp. Term Loan B, 5.500%, 04/29/20	1,602,838	1,607,646
DaVita HealthCare Partners, Inc. Term Loan B, 0.000%, 06/24/21 (c)	2,816,076	2,832,240
Fitness International LLC Term Loan B, 0.000%, 07/01/20 (c)	1,155,700	1,153,175
Millennium Laboratories, Inc. Term Loan B, 5.250%, 04/16/21	2,945,600	2,979,975
U.S. Renal Care, Inc. Term Loan, 4.250%, 07/03/19	1,337,789	1,343,850

		16,931,348

Insurance—0.1%
Connolly Corp. 1st Lien Term Loan, 5.000%, 05/14/21	1,452,633	1,472,243

Machinery—0.0%
Gates Global, Inc. Term Loan B, 0.000%, 07/05/21 (c)	312,300	311,666
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	299,148	303,261

		614,927

Media—0.4%
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	298,047	299,538
Gray Television, Inc. Term Loan B, 0.000%, 06/10/21 (c)	37,700	37,939
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 6.500%, 05/06/21	4,902,900	4,945,800
Radio One, Inc. Term Loan B, 0.000%, 03/31/16 (c)	115,262	118,000
Zuffa LLC Term Loan B, 3.750%, 02/25/20	353,140	354,134

		5,755,411

Metal Fabricate/Hardware—0.0%
Grede Holdings LLC Term Loan B, 0.000%, 06/02/21 (c)	480,300	483,201

Metal Fabricate/Hardware—(Continued)
WireCo WorldGroup, Inc. Term Loan, 0.000%, 02/15/17 (c)	39,720	40,043

		523,244

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.750%, 06/30/19	1,002,461	1,004,385

Miscellaneous Manufacturing—0.0%
Husky Injection Molding Systems 1st Lien Term Loan, 0.000%, 06/30/21 (c)	88,100	88,651

Oil & Gas—0.1%
Alfred Fueling Systems, Inc. 1st Lien Term Loan, 0.000%, 06/20/21 (c)	356,500	357,837
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	1,634,619	1,640,071

		1,997,908

Packaging & Containers—0.3%
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/01/18	3,443,101	3,452,621
Signode Industrial Group U.S., Inc. Term Loan B, 4.000%, 05/01/21	903,000	901,587
TGI Friday’s, Inc. 1st Lien Term Loan, 0.000%, 06/05/20 (c)	141,600	141,954

		4,496,162

Pharmaceuticals—0.1%
Akorn, Inc. Term Loan B, 0.000%, 04/16/21 (c)	162,900	162,493
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.750%, 08/05/20	1,534,312	1,535,079

		1,697,572

Real Estate—0.0%
RHP Hotel Properties L.P. Term Loan B, 0.000%, 01/15/21 (c)	137,200	138,086

Retail—0.9%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.500%, 09/26/19	3,237,018	3,245,111
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	2,332,291	2,330,834
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	2,259,123	2,280,065
J.C. Penney Corp., Inc. Term Loan, 0.000%, 06/20/19 (c)	1,349,794	1,356,124
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	1,183,500	1,191,761
Party City Holdings, Inc. Term Loan, 4.000%, 07/27/19	796,258	792,651
Sears Holding Corp. Term Loan, 5.500%, 06/30/18	3,649,647	3,695,268

		14,891,814

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.0%
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	395,300	$398,759
CD&R Millennium HoldCo 6 S.a.r.l 1st Lien Term Loan, 6.500%, 07/31/21	164,700	163,876

		562,635

Software—0.4%
BMC Foreign Holding Co. Term Loan, 5.000%, 09/10/20	2,975,522	2,970,106
BMC Software Finance, Inc. Revolver, 0.000%, 09/10/18 (c)	1,825,218	1,692,890
Term Loan, 5.000%, 09/10/20	884,605	884,698

		5,547,694

Telecommunications—0.1%
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	1,213,363	1,217,028
Presidio, Inc. Term Loan, 5.000%, 03/31/17	607,143	611,032

		1,828,060

Trucking & Leasing—0.1%
Global TIP Finance B.V. Term Loan C, 7.000%, 10/23/20	879,728	882,477

Total Floating Rate Loans (Cost $98,116,500)		98,525,815

Foreign Government—3.6%

Banks—0.4%
Bank Negara Malaysia Monetary Notes 2.711%, 09/18/14 (MYR) (d)	360,000	111,399
2.713%, 09/09/14 (MYR) (d)	395,000	122,320
2.755%, 11/06/14 (MYR) (d)	985,000	303,568
2.784%, 07/08/14 (MYR) (d)	280,000	87,151
2.785%, 08/14/14 (MYR) (d)	530,000	164,472
2.788%, 10/16/14 (MYR) (d)	1,160,000	358,134
2.789%, 10/02/14 (MYR) (d)	425,000	131,363
2.798%, 07/24/14 (MYR) (d)	580,000	180,294
2.799%, 07/15/14 (MYR) (d)	410,000	127,532
2.813%, 08/05/14 (MYR) (d)	530,000	164,592
2.837%, 08/21/14 (MYR) (d)	190,000	58,928
2.841%, 10/28/14 (MYR) (d)	1,045,000	322,313
Korea Monetary Stabilization Bonds 2.470%, 04/02/15 (KRW)	2,750,000,000	2,715,259
2.740%, 02/02/15 (KRW)	179,540,000	177,579
2.840%, 12/02/14 (KRW)	715,040,000	707,406

		5,732,310

Sovereign—3.2%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL)	600,000	673,890

Sovereign—(Continued)
Hungary Government Bonds 5.500%, 12/22/16 (HUF)	448,490,000	2,118,145
5.500%, 12/20/18 (HUF)	307,110,000	1,483,290
6.750%, 11/24/17 (HUF)	3,690,000	18,344
7.750%, 08/24/15 (HUF)	3,800,000	17,841
8.000%, 02/12/15 (HUF)	12,120,000	55,415
Hungary Government International Bond 6.750%, 07/28/14 (EUR)	700,000	961,577
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	1,273,840,000	1,261,210
3.000%, 12/10/16 (KRW)	11,490,000,000	11,439,886
3.250%, 12/10/14 (KRW)	62,530,000	61,974
3.250%, 06/10/15 (KRW)	186,850,000	185,760
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	4,900,000	1,522,380
3.197%, 10/15/15 (MYR)	2,010,000	626,319
3.434%, 08/15/14 (MYR)	1,400,000	436,193
3.741%, 02/27/15 (MYR)	6,115,000	1,911,755
3.835%, 08/12/15 (MYR)	7,255,000	2,276,791
4.720%, 09/30/15 (MYR)	1,130,000	358,634
Mexican Bonos 6.000%, 06/18/15 (MXN)	101,000	7,998
6.250%, 06/16/16 (MXN)	2,287,000	185,864
7.250%, 12/15/16 (MXN)	83,849,000	7,005,087
8.000%, 12/17/15 (MXN)	32,714,000	2,691,969
9.500%, 12/18/14 (MXN)	28,960,000	2,297,306
Philippine Treasury Bill 0.714%, 08/06/14 (PHP) (d)	87,600,000	2,004,774
Poland Government Bonds Zero Coupon, 07/25/14 (PLN)	60,000	19,727
Zero Coupon, 07/25/15 (PLN)	820,000	263,316
Zero Coupon, 01/25/16 (PLN)	6,309,000	2,000,582
2.720%, 01/25/17 (PLN) (a)	5,746,000	1,890,737
2.720%, 01/25/21 (PLN) (a)	5,829,000	1,891,560
5.000%, 04/25/16 (PLN)	8,225,000	2,828,334
5.500%, 04/25/15 (PLN)	561,000	189,291
6.250%, 10/24/15 (PLN)	1,551,000	535,692
Republic of Serbia 5.250%, 11/21/17 (144A)	1,200,000	1,251,000

		50,472,641

Total Foreign Government (Cost $55,116,666)		56,204,951

Municipals—2.3%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	982,360
Alabama Public School & College Authority 5.000%, 12/01/25	2,500,000	2,813,875
California State Public Works Board 3.183%, 12/01/14	3,685,000	3,715,438
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,329,421

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Municipals—(Continued)

Security Description	Shares/ Contracts/ Principal Amount*	Value
New York State Dormitory Authority, Revenue, Refunding 4.000%, 10/01/14	2,085,000	$2,104,286
New York State Urban Development Corp., Revenue, Refunding 5.000%, 01/01/15	2,000,000	2,048,640
Puerto Rico Sales Tax Financing Corp. Zero Coupon, 08/01/45	3,655,000	494,668
Zero Coupon, 08/01/46	500,000	63,455
Reading School District, Refunding, General Obligation Unlimited 5.000%, 04/01/15	2,500,000	2,571,475
State Board of Administration Finance Corp. 2.107%, 07/01/18	2,000,000	2,003,580
State of Arkansas 3.250%, 06/15/22	2,500,000	2,633,625
State of California 0.651%, 07/01/41 (a)	5,875,000	5,882,520
5.000%, 05/15/48 (a)	2,300,000	2,793,419
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,664,175
State of Minnesota 2.500%, 08/01/18	1,250,000	1,293,738
State of Rhode Island 5.000%, 08/01/19	2,250,000	2,638,417

Total Municipals (Cost $36,087,383)		36,033,092

Common Stock—0.0%

Paper & Forest Products—0.0%
NewPage Holding, Inc. (Cost $554,408) (d)	2,400	180,000

Purchased Options—0.0%

Call Options—0.0%
USD Currency, Strike Price KRW 1,040, Expires 10/16/14 (Counterparty - Barclays Bank plc)	1,000,000	4,691
USD Currency, Strike Price KRW 1,068, Expires 12/15/14 (Counterparty - Barclays Bank plc)	1,600,000	7,374
USD Currency, Strike Price MXN 13.80, Expires 12/15/14 (Counterparty - Citibank N.A.)	1,200,000	9,343
USD Currency, Strike Price MYR 3.37, Expires 12/15/14 (Counterparty - Citibank N.A.)	1,200,000	5,730

		27,138

Put Options—0.0%
EUR Currency, Strike Price PLN 4.13, Expires 10/22/14 (EUR) (Counterparty - Barclays Bank plc)	2,812,971	23,134
Markit CDX North America Investment Grade Index Series 22, Exercise Rate 0.900%, Expires 9/17/14 (Counterparty - JPMorgan Chase Bank N.A.)	24,000,000	9,769
Markit CDX North America High Yield Index Series 22, Exercise Price 103.00, Expires 9/17/14 (Counterparty - Citibank N.A.)	7,700,000	19,083

		51,986

Total Purchased Options (Cost $158,633)		79,124

Short-Term Investments—16.5%

Discount Note—5.6%
Federal Home Loan Bank 0.010%, 07/01/14 (e)	87,535,000	87,535,000

U.S. Treasury—3.3%
U.S. Treasury Bills 0.026%, 07/17/14 (e)	29,000,000	28,999,652
0.038%, 10/02/14 (e)	22,500,000	22,497,682

		51,497,334

Repurchase Agreement—7.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $118,619,572 on 07/01/14, collateralized by $109,495,000 U.S. Treasury Note at 3.750% due 11/15/18 with a value of $120,991,975.	118,619,572	118,619,572

Total Short-Term Investments (Cost $257,652,091)		257,651,906

Total Investments—102.7% (Cost $1,588,666,651)(f)		1,604,428,627
Other assets and liabilities (net)—(2.7)%		(41,984,967)

Net Assets—100.0%		$1,562,443,660

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(c)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.
(d)	Non-income producing security.
(e)	The rate shown represents current yield to maturity.
(f)	As of June 30, 2014, the aggregate cost of investments was $1,588,666,651. The aggregate unrealized appreciation and depreciation of investments were $29,008,105 and $(13,246,129), respectively, resulting in net unrealized appreciation of $15,761,976.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $206,220,429, which is 13.2% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(USD)—	United States Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	131,000	Barclays Bank plc	01/09/15	USD	118,535	$3,653
CAD	185,000	Barclays Bank plc	01/09/15	USD	167,406	5,150
CAD	211,000	Barclays Bank plc	01/09/15	USD	190,929	5,878
CAD	262,000	Barclays Bank plc	01/09/15	USD	237,052	7,325
CAD	259,000	Citibank N.A.	01/09/15	USD	231,271	10,307
CAD	130,000	Deutsche Bank AG	01/09/15	USD	116,885	4,371
CAD	132,000	Deutsche Bank AG	01/09/15	USD	119,457	3,664
CAD	194,000	Deutsche Bank AG	01/09/15	USD	173,471	7,480
CAD	260,000	Deutsche Bank AG	01/09/15	USD	234,023	8,488
CAD	261,000	Deutsche Bank AG	01/09/15	USD	235,666	7,778
CAD	165,000	Barclays Bank plc	02/09/15	USD	147,668	6,115
CAD	132,000	HSBC Bank plc	02/09/15	USD	118,126	4,900
CAD	144,000	HSBC Bank plc	02/09/15	USD	128,868	5,343
CAD	1,042,200	Deutsche Bank AG	03/09/15	USD	950,046	20,632
CHF	1,440,250	Deutsche Bank AG	04/16/15	USD	1,593,197	35,811
CLP	387,880,000	Deutsche Bank AG	03/09/15	USD	671,537	13,503
CLP	1,133,875,000	JPMorgan Chase Bank N.A.	03/09/15	USD	1,965,121	37,431
EUR	755,100	Deutsche Bank AG	07/03/14	USD	1,027,314	6,648
EUR	626,821	Deutsche Bank AG	07/08/14	USD	852,790	5,536
EUR	410,000	Deutsche Bank AG	07/29/14	USD	570,638	(9,168)
EUR	5,500,000	Deutsche Bank AG	01/09/15	USD	7,534,725	2,209
EUR	2,211,174	Deutsche Bank AG	02/09/15	USD	3,076,738	(46,150)
SGD	3,496,264	Morgan Stanley & Co. LLC	11/17/14	USD	2,805,203	(945)
SGD	631,300	Deutsche Bank AG	01/09/15	USD	500,436	5,951
SGD	1,623,132	Deutsche Bank AG	03/09/15	USD	1,290,248	11,851
SGD	2,637,300	Deutsche Bank AG	03/09/15	USD	2,103,781	11,897
SGD	1,629,622	Morgan Stanley & Co. LLC	03/09/15	USD	1,297,367	9,938

Contracts to Deliver
CHF	1,440,250	Deutsche Bank AG	04/16/15	USD	1,621,355	(7,653)
DKK	20,000,000	Deutsche Bank AG	09/11/14	USD	3,564,872	(109,813)
DKK	19,000,000	Deutsche Bank AG	09/26/14	USD	3,448,276	(42,969)
EUR	755,100	Deutsche Bank AG	07/03/14	USD	986,463	(47,500)
EUR	626,821	Deutsche Bank AG	07/08/14	USD	856,457	(1,869)
EUR	1,905,310	Deutsche Bank AG	07/17/14	USD	2,508,721	(100,368)
EUR	923,000	Barclays Bank plc	07/28/14	USD	1,222,421	(41,567)
EUR	410,000	Deutsche Bank AG	07/29/14	USD	543,394	(18,076)
EUR	1,046,650	Barclays Bank plc	08/04/14	USD	1,389,794	(43,562)
EUR	46,169	Citibank N.A.	08/08/14	USD	61,465	(1,763)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	5,933	Citibank N.A.	08/11/14	USD	7,906	$(219)
EUR	1,000,000	Deutsche Bank AG	08/20/14	USD	1,334,000	(35,553)
EUR	17,272	Barclays Bank plc	08/25/14	USD	23,155	(500)
EUR	31,978	Barclays Bank plc	09/19/14	USD	42,723	(1,077)
EUR	21,514	Barclays Bank plc	09/24/14	USD	29,125	(343)
EUR	1,618,079	JPMorgan Chase Bank N.A.	10/23/14	USD	2,223,968	7,376
EUR	183,001	Barclays Bank plc	01/09/15	USD	251,884	1,108
EUR	6,173,855	Deutsche Bank AG	01/09/15	USD	8,434,473	(25,879)
EUR	3,539,000	Deutsche Bank AG	01/09/15	USD	4,798,884	(50,790)
EUR	3,112,056	Deutsche Bank AG	01/09/15	USD	4,250,664	(13,947)
EUR	2,174,938	Deutsche Bank AG	01/09/15	USD	2,941,822	(38,608)
EUR	2,105,000	Deutsche Bank AG	01/09/15	USD	2,844,276	(40,314)
EUR	1,439,000	Deutsche Bank AG	01/09/15	USD	1,949,269	(22,667)
EUR	434,458	Deutsche Bank AG	01/09/15	USD	587,040	(8,320)
EUR	87,929	JPMorgan Chase Bank N.A.	01/09/15	USD	120,979	485
EUR	3,060,000	Deutsche Bank AG	02/09/15	USD	4,250,034	56,063
EUR	2,752,764	Deutsche Bank AG	02/09/15	USD	3,796,502	23,622
EUR	395,300	Deutsche Bank AG	02/09/15	USD	547,945	6,155
EUR	178,275	Deutsche Bank AG	02/09/15	USD	247,606	3,266
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	274,731	3,356
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	276,230	4,855
EUR	198,000	JPMorgan Chase Bank N.A.	02/09/15	USD	275,305	3,930
EUR	158,000	JPMorgan Chase Bank N.A.	02/09/15	USD	219,688	3,137
EUR	118,600	JPMorgan Chase Bank N.A.	02/09/15	USD	164,561	2,010
EUR	2,909,965	Citibank N.A.	03/09/15	USD	4,037,315	48,381
EUR	3,500,000	Deutsche Bank AG	03/09/15	USD	4,797,800	55
EUR	2,433,206	Deutsche Bank AG	03/09/15	USD	3,314,756	(20,644)
EUR	1,824,000	Deutsche Bank AG	03/09/15	USD	2,520,768	20,458
EUR	1,687,455	Deutsche Bank AG	03/09/15	USD	2,300,339	(12,798)
EUR	1,070,160	Deutsche Bank AG	03/09/15	USD	1,458,735	(8,224)
EUR	843,663	Deutsche Bank AG	03/09/15	USD	1,164,676	8,196
EUR	755,100	Deutsche Bank AG	03/09/15	USD	1,028,295	(6,784)
EUR	715,290	Deutsche Bank AG	03/09/15	USD	980,520	11
EUR	626,821	Deutsche Bank AG	03/09/15	USD	853,605	(5,632)
EUR	513,104	Deutsche Bank AG	03/09/15	USD	711,522	8,167
EUR	400,000	Deutsche Bank AG	03/09/15	USD	552,240	3,926
EUR	366,000	Deutsche Bank AG	03/09/15	USD	495,666	(6,041)
EUR	346,239	Deutsche Bank AG	03/09/15	USD	479,991	5,372
EUR	300,000	Deutsche Bank AG	03/09/15	USD	414,600	3,365
EUR	203,152	Deutsche Bank AG	03/09/15	USD	281,609	3,132
EUR	93,500	Deutsche Bank AG	03/09/15	USD	127,459	(709)
EUR	35,796	Deutsche Bank AG	03/09/15	USD	48,781	(288)
EUR	6,170,000	Goldman Sachs & Co.	03/09/15	USD	8,525,398	67,659
EUR	2,350,000	Goldman Sachs & Co.	03/09/15	USD	3,247,113	25,770
EUR	693,000	Goldman Sachs & Co.	03/09/15	USD	949,791	(162)
GBP	2,053,243	Deutsche Bank AG	01/09/15	USD	3,358,901	(148,201)
GBP	1,030,342	Deutsche Bank AG	02/09/15	USD	1,707,431	(51,558)
JPY	42,660,000	Barclays Bank plc	01/09/15	USD	417,703	(4,054)
JPY	21,350,000	Barclays Bank plc	01/09/15	USD	209,049	(2,027)
JPY	85,250,000	Citibank N.A.	01/09/15	USD	834,500	(8,322)
JPY	42,570,000	Citibank N.A.	01/09/15	USD	415,865	(5,002)
JPY	3,025,280,000	Deutsche Bank AG	01/09/15	USD	29,064,079	(845,295)
JPY	40,500,000	Deutsche Bank AG	01/09/15	USD	399,448	(954)
JPY	14,279,000	Deutsche Bank AG	01/09/15	USD	139,798	(1,371)
JPY	42,760,000	Goldman Sachs & Co.	01/09/15	USD	417,639	(5,107)
JPY	64,350,000	HSBC Bank plc	01/09/15	USD	637,148	953
JPY	64,319,000	JPMorgan Chase Bank N.A.	01/09/15	USD	637,043	1,154
JPY	42,710,000	JPMorgan Chase Bank N.A.	01/09/15	USD	417,489	(4,763)
JPY	42,690,000	JPMorgan Chase Bank N.A.	01/09/15	USD	418,038	(4,016)

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	480,350,000	Deutsche Bank AG	03/09/15	USD	4,695,503	$(56,050)
JPY	436,983,750	Deutsche Bank AG	03/09/15	USD	4,277,863	(44,718)
JPY	55,178,000	Deutsche Bank AG	03/09/15	USD	541,758	(4,055)
JPY	29,200,000	Deutsche Bank AG	03/09/15	USD	285,575	(3,267)
JPY	88,300,000	HSBC Bank plc	03/09/15	USD	863,823	(9,628)
JPY	82,910,000	JPMorgan Chase Bank N.A.	03/09/15	USD	810,614	(9,520)
JPY	81,810,000	JPMorgan Chase Bank N.A.	03/09/15	USD	800,067	(9,186)
JPY	59,880,000	JPMorgan Chase Bank N.A.	03/09/15	USD	585,603	(6,721)
JPY	34,500,000	JPMorgan Chase Bank N.A.	03/09/15	USD	337,897	(3,372)
JPY	281,655,500	Morgan Stanley & Co. LLC	03/09/15	USD	2,765,463	(20,633)
JPY	265,900,000	Morgan Stanley & Co. LLC	03/09/15	USD	2,618,750	(11,495)

Cross Currency Contracts to Buy
SEK	29,334,800	Deutsche Bank AG	03/09/15	EUR	3,216,253	(27,675)

Net Unrealized Depreciation						$(1,504,071)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	09/19/14	(361)	USD	(45,355,363)	$168,316
U.S. Treasury Note 5 Year Futures	09/30/14	(359)	USD	(43,033,048)	146,571
U.S. Treasury Ultra Long Bond Futures	09/19/14	(8)	USD	(1,205,105)	5,605

Net Unrealized Appreciation					$320,492

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
USD Call/KRW Put	KRW 1,100.00	Barclays Bank plc	10/16/14	USD(1,000,000)	$(10,043)	$(653)	$9,390

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$(42)	$—	$(42)

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Pay	USD-LIBOR-BBA	09/20/14	JPMorgan Chase Bank N.A.	iBoxx USD Liquid Leveraged Loan Index	USD	5,255,206	$31,967	$—	$31,967

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Credit Default Swaps on corporate issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.000%, due 01/15/2015	(1.000%)	09/20/17	Credit Suisse International	4.273%	USD	2,000,000	$(36,655)	$4,498	$(41,153)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	0.635%	USD	3,000,000	(145,572)	(137,578)	(7,994)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/16	Credit Suisse International	1.093%	USD	6,000,000	(583,416)	(737,831)	154,415
Constellation Brands, Inc. 7.250%, due 09/01/2016	(5.000%)	09/20/16	Barclays Bank plc	2.611%	USD	2,000,000	(211,723)	(241,928)	30,205
Constellation Brands, Inc. 7.250%, due 09/01/2016	(5.000%)	06/20/17	Barclays Bank plc	4.142%	USD	2,000,000	(271,699)	(262,181)	(9,518)
D.R. Horton, Inc. 5.250% due 02/15/2015	(5.000%)	03/20/16	JPMorgan Chase Bank N.A.	4.043%	USD	3,425,000	(272,563)	(394,626)	122,063
D.R. Horton, Inc. 5.250% due 02/15/2015	(5.000%)	06/20/17	Citibank N.A.	7.756%	USD	2,000,000	(248,976)	(281,353)	32,377
Dean Foods Co. 7.000%, due 06/01/2016	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	6.595%	USD	1,771,000	(151,862)	(171,491)	19,629
Embarq Corp. 7.082%, due 06/01/2016	(5.000%)	06/20/16	Credit Suisse International	2.640%	USD	2,071,000	(194,674)	(247,588)	52,914
First Data Corp. 12.625%, due 01/15/2021	(5.000%)	03/20/15	Barclays Bank plc	4.196%	USD	400,000	(13,331)	(24,925)	11,594
First Data Corp. 12.625%, due 01/15/2021	(5.000%)	03/20/15	Barclays Bank plc	4.196%	USD	2,600,000	(86,653)	(120,307)	33,654
Ford Motor Credit Co. LLC 5.000%, due 05/15/2018	(5.000%)	06/20/15	Credit Suisse International	1.138%	USD	10,000,000	(479,994)	(837,653)	357,659
Hospitality Properties Trust 5.125%, due 02/15/2015	(5.000%)	03/20/17	Credit Suisse International	7.027%	USD	5,000,000	(572,537)	(663,898)	91,361
PHH Corp. 7.375%, due 09/01/2019	(5.000%)	03/20/16	Barclays Bank plc	10.214%	USD	2,450,000	(167,969)	(175,646)	7,677
PPL Energy Supply LLC 6.500%, due 05/01/2018	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	N/A	USD	3,000,000	(253,214)	(253,214)	—
PPL Energy Supply LLC 5.500%, due 05/01/2018	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	5.410%	USD	3,000,000	(264,820)	(252,981)	(11,839)
Tenet Healthcare Corp. 6.875%, due 11/15/2031	(5.000%)	12/05/16	Barclays Bank plc	10.215%	USD	3,500,000	(341,795)	(322,116)	(19,679)
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse International	1.786%	USD	3,000,000	(142,064)	(330,262)	188,198
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse International	1.786%	USD	3,000,000	(142,064)	(316,024)	173,960

Totals							$(4,581,581)	$(5,767,104)	$1,185,523

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.650%, due 05/01/2018	1.000%	09/20/17	Credit Suisse International	4.273%	USD	2,000,000	$36,655	$(4,498)	$41,153
Berkshire Hathaway, Inc. 1.900%, due 01/31/2017	1.000%	09/20/15	Barclays Bank plc	0.976%	USD	1,800,000	20,079	21,363	(1,284)
Berkshire Hathaway, Inc. 2.450%, due 05/15/2015	1.000%	09/20/17	Barclays Bank plc	2.389%	USD	6,000,000	146,776	(84,614)	231,390
Celanese U.S. Holdings LLC 3.246%, due 10/31/2016	1.800%	06/20/16	Credit Suisse International	11.837%	USD	500,000	5,957	—	5,957

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
First Data Corp. 12.625%, due 01/15/2021	5.000%	03/20/16	Barclays Bank plc	9.630%	USD	2,000,000	$139,226	$(5,000)	$144,226
First Data Corp. 12.625%, due 01/15/2021	5.000%	03/20/16	Barclays Bank plc	9.630%	USD	1,000,000	69,613	39,817	29,796
Ford Motor Credit Co. LLC 5.000%, due 05/15/2018	5.000%	03/20/19	Barclays Bank plc	6.243%	USD	3,000,000	599,634	596,396	3,238
PSEG Power LLC 5.500%, due 12/01/2015	1.000%	06/20/19	JPMorgan Chase Bank N.A.	9.625%	USD	4,000,000	7,178	(15,384)	22,562
Republic of Lithuania 4.500%, due 03/05/2013	1.000%	06/20/16	Credit Suisse International	3.795%	USD	400,000	4,922	(18,566)	23,488
Tenet Healthcare Corp. 6.875%, due 11/15/2031	5.000%	12/20/18	Barclays Bank plc	23.361%	USD	2,500,000	279,891	169,065	110,826

Totals							$1,309,931	$698,579	$611,352

Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Markit CMBX North America, AJ Tranche, Series 2	1.090%	03/15/49	Credit Suisse International	0.000%	USD	575,000	$(44,131)	$(80,877)	$36,746
Markit CMBX North America, AJ Tranche, Series 2	1.090%	03/15/49	Credit Suisse International	0.000%	USD	1,100,000	(84,425)	(165,688)	81,263
Markit CMBX North America, AM Tranche, Series 2	0.500%	03/15/49	Credit Suisse International	0.000%	USD	1,900,000	(23,964)	(27,907)	3,943
Markit CMBX North America, AM Tranche, Series 2	0.500%	03/15/49	Credit Suisse International	0.000%	USD	3,460,000	(43,639)	(48,656)	5,017
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	0.000%	USD	2,280,000	111,150	31,350	79,800
Markit LCDX North America, Series 21	2.500%	12/20/18	Credit Suisse International	0.000%	USD	6,138,000	301,146	283,883	17,263
Markit LCDX North America, Series 21	2.500%	12/20/18	Credit Suisse International	0.000%	USD	1,683,000	82,572	67,320	15,252
Markit MCDX North America, Series 21	1.000%	12/20/18	Citibank N.A.	11.329%	USD	4,000,000	(21,303)	(78,611)	57,308

Totals							$277,406	$(19,186)	$296,592

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CMBX)—	Commercial Mortgage-Backed Index
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(LCDX)—	First Lien Leveraged Loan Index
(LIBOR)—	London InterBank Offered Rate
(MCDX)—	Municipal Single Name Index
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$557,218,799	$—	$557,218,799
Total U.S. Treasury & Government Agencies*	—	215,789,627	—	215,789,627
Total Asset-Backed Securities*	—	209,099,793	—	209,099,793
Total Mortgage-Backed Securities*	—	173,645,520	—	173,645,520
Total Floating Rate Loans*	—	98,525,815	—	98,525,815
Total Foreign Government*	—	56,204,951	—	56,204,951
Total Municipals	—	36,033,092	—	36,033,092
Total Common Stock*	—	180,000	—	180,000
Total Purchased Options*	—	79,124	—	79,124
Short-Term Investments
Discount Note	—	87,535,000	—	87,535,000
U.S. Treasury	—	51,497,334	—	51,497,334
Repurchase Agreement	—	118,619,572	—	118,619,572
Total Short-Term Investments	—	257,651,906	—	257,651,906
Total Investments	$—	$1,604,428,627	$—	$1,604,428,627

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$553,821	$—	$553,821
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,057,892)	—	(2,057,892)
Total Forward Contracts	$—	$(1,504,071)	$—	$(1,504,071)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$320,492	$—	$—	$320,492
Written Options at Value	—	(653)	—	(653)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,836,766	$—	$1,836,766
OTC Swap Contracts at Value (Liabilities)	—	(4,799,085)	—	(4,799,085)
Total OTC Swap Contracts	$—	$(2,962,319)	$—	$(2,962,319)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,604,428,627
Cash	3,169,753
Cash denominated in foreign currencies (b)	6,789,564
Cash collateral (c)	3,491,663
OTC swap contracts at market value (d)	1,836,766
Unrealized appreciation on forward foreign currency exchange contracts	553,821
Receivable for:
Investments sold	5,914,963
Fund shares sold	337,652
Principal paydowns	185,078
Dividends and interest	6,886,938
Interest on OTC swap contracts	37,044
Prepaid expenses	148

Total Assets	1,633,632,017

Liabilities
Written options at value (e)	653
OTC swap contracts at market value (f)	4,799,085
Unrealized depreciation on forward foreign currency exchange contracts	2,057,892
Payables for:
Investments purchased	63,228,357
Fund shares redeemed	27,848
Variation margin on futures contracts	58,695
Interest on OTC swap contracts	92,135
Accrued Expenses:
Management fees	601,679
Distribution and service fees	70,138
Deferred trustees’ fees	41,823
Other expenses	210,052

Total Liabilities	71,188,357

Net Assets	$1,562,443,660

Net assets consist of:
Paid in surplus	$1,568,995,002
Undistributed net investment income	11,530,198
Accumulated net realized loss	(34,793,889)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	16,712,349

Net Assets	$1,562,443,660

Net Assets
Class A	$1,221,190,915
Class B	341,252,745
Capital Shares Outstanding*
Class A	122,698,359
Class B	34,436,503
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.95
Class B	9.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,588,666,651.
(b)	Identified cost of cash denominated in foreign currencies was $6,769,613.
(c)	Includes collateral of $815,600 for futures contracts and $2,676,063 for OTC swap contracts.
(d)	Net premium paid on OTC swap contracts was $1,213,692.
(e)	Premiums received on written options were $10,043.
(f)	Net premium received on OTC swap contracts was $6,301,403.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$59,407
Interest (b)	14,974,349

Total investment income	15,033,756
Expenses
Management fees	3,536,827
Administration fees	16,634
Custodian and accounting fees	187,256
Distribution and service fees—Class B	404,057
Audit and tax services	45,151
Legal	15,634
Trustees’ fees and expenses	21,288
Shareholder reporting	9,436
Insurance	3,573
Miscellaneous	6,524

Total expenses	4,246,380
Less management fee waiver	(135,044)

Net expenses	4,111,336

Net Investment Income	10,922,420

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,518,051
Futures contracts	(1,664,413)
Written options	73,889
Swap contracts	(650,574)
Foreign currency transactions	(3,192,809)

Net realized loss	(1,915,856)

Net change in unrealized appreciation (depreciation) on:
Investments	3,740,038
Futures contracts	(439,373)
Written options	(19,031)
Swap contracts	1,131,768
Foreign currency transactions	1,340,329

Net change in unrealized appreciation	5,753,731

Net realized and unrealized gain	3,837,875

Net Increase in Net Assets From Operations	$14,760,295

(a)	Net of foreign withholding taxes of $23,043.
(b)	Net of foreign withholding taxes of $60,277.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,922,420	$17,663,197
Net realized gain (loss)	(1,915,856)	2,299,964
Net change in unrealized appreciation (depreciation)	5,753,731	(3,186,750)

Increase in net assets from operations	14,760,295	16,776,411

From Distributions to Shareholders
Net investment income
Class A	(24,484,757)	(17,639,187)
Class B	(7,133,230)	(1,756,188)

Total distributions	(31,617,987)	(19,395,375)

Increase in net assets from capital share transactions	227,910,374	327,760,599

Total increase in net assets	211,052,682	325,141,635

Net Assets
Beginning of period	1,351,390,978	1,026,249,343

End of period	$1,562,443,660	$1,351,390,978

Undistributed net investment income
End of period	$11,530,198	$32,225,765

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	15,185,527	$150,884,470	14,696,535	$147,589,727
Reinvestments	2,470,712	24,484,757	1,763,919	17,639,187
Redemptions	(1,716,584)	(17,151,913)	(2,592,610)	(25,943,588)

Net increase	15,939,655	$158,217,314	13,867,844	$139,285,326

Class B
Sales	9,504,332	$95,211,137	22,871,088	$228,235,754
Reinvestments	722,718	7,133,230	176,147	1,756,188
Redemptions	(3,271,318)	(32,651,307)	(4,153,055)	(41,516,669)

Net increase	6,955,732	$69,693,060	18,894,180	$188,475,273

Increase derived from capital shares transactions		$227,910,374		$327,760,599

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.08		$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.02		(0.02)	0.29	(0.21)

Total from investment operations	0.10		0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.23)		(0.18)	(0.22)	0.00

Total distributions	(0.23)		(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$9.95		$10.08	$10.12	$9.88

Total Return (%) (c)	1.07	(d)	1.33	4.67	(1.20	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.55	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.51	(e)	0.52	0.53	0.56	(e)
Ratio of net investment income to average net assets (%)	1.57	(e)	1.55	1.70	1.40	(e)
Portfolio turnover rate (%)	40	(d)	67	60	76	(d)
Net assets, end of period (in millions)	$1,221.2		$1,075.7	$939.7	$809.9

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.03		$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.03		(0.01)	0.29	(0.23)

Total from investment operations	0.10		0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.22)		(0.17)	(0.21)	0.00

Total distributions	(0.22)		(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$9.91		$10.03	$10.08	$9.86

Total Return (%) (c)	0.96	(d)	1.16	4.40	(1.40	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.80	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.76	(e)	0.77	0.78	0.81	(e)
Ratio of net investment income to average net assets (%)	1.32	(e)	1.32	1.45	1.37	(e)
Portfolio turnover rate (%)	40	(d)	67	60	76	(d)
Net assets, end of period (in millions)	$341.3		$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-27

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $118,619,572, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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Notes to Financial Statements—June 30, 2014—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective

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Notes to Financial Statements—June 30, 2014—(Continued)

swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit

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Notes to Financial Statements—June 30, 2014—(Continued)

event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Notes to Financial Statements—June 30, 2014—(Continued)

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts * (b)	$320,492
Credit	Investments at market value (c)	28,852
	OTC swap contracts at market value (a)	1,836,766	OTC swap contracts at market value (a)	$4,799,043
Foreign Exchange	Investments at market value (c)	50,272
			OTC swap contracts at market value (a)	42
	Unrealized appreciation on forward foreign currency exchange contracts	553,821	Unrealized depreciation on forward foreign currency exchange contracts	2,057,892
			Written options at value	653

Total		$2,790,203		$6,857,630

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $37,044 and OTC swap interest payable of $92,135.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,430,797	$(1,186,953)	$—	$243,844
Citibank N.A.	92,844	(92,844)	—	—
Credit Suisse International	431,252	(431,252)	—	—
Deutsche Bank AG	287,607	(287,607)	—	—
Goldman Sachs & Co.	93,429	(5,269)	—	88,160
HSBC Bank plc	11,196	(9,628)	—	1,568
JPMorgan Chase Bank N.A.	112,648	(112,648)	—	—
Morgan Stanley & Co. LLC	9,938	(9,938)	—	—

	$2,469,711	$(2,136,139)	$—	$333,572

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,186,953	$(1,186,953)	$—	$—
Citibank N.A.	285,627	(92,844)	(190,000)	2,783
Credit Suisse International	2,347,563	(431,252)	(1,916,311)	—
Deutsche Bank AG	1,863,908	(287,607)	(1,063)	1,575,238
Goldman Sachs & Co.	5,269	(5,269)	—	—
HSBC Bank plc	9,628	(9,628)	—	—
JPMorgan Chase Bank N.A.	1,125,609	(112,648)	(490,000)	522,961
Morgan Stanley & Co. LLC	33,073	(9,938)	—	23,135

	$6,857,630	$(2,136,139)	$(2,597,374)	$2,124,117

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(62,860)	$(813,768)	$(876,628)
Forward foreign currency transactions	—	—	(3,194,960)	(3,194,960)
Futures contracts	(1,664,413)	—	—	(1,664,413)
Swap contracts	—	(375,162)	(275,412)	(650,574)
Written options	—	—	73,889	73,889

	$(1,664,413)	$(438,022)	$(4,210,251)	$(6,312,686)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(41,938)	$436,993	$395,055
Forward foreign currency transactions	—	—	1,390,553	1,390,553
Futures contracts	(439,373)	—	—	(439,373)
Swap contracts	31,967	946,175	153,626	1,131,768
Written options	—	—	(19,031)	(19,031)

	$(407,406)	$904,237	$1,962,141	$2,458,972

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$46,395,086
Forward foreign currency transactions	203,131,722
Futures contracts long	156,100,000
Futures contracts short	(69,583,333)
Swap contracts	111,920,035
Written options	(5,617,096)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months June 30, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	6,700,000	—	$70,946
Options written	1,000,000	—	10,043
Options bought back	(6,700,000)	—	(70,946)

Options outstanding June 30, 2014	1,000,000	—	$10,043

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	—	—	$—
Options written	2,812,971	—	34,432
Options expired	(2,812,971)	—	(34,432)

Options outstanding June 30, 2014	—	—	$—

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-34

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-35

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$110,997,056	$447,293,133	$242,683,330	$282,815,254

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,536,827	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 28, 2014 to April 30, 2015, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-36

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$19,395,375	$20,008,284	$—	$—	$19,395,375	$20,008,284

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$31,361,975	$—	$(4,036,180)	$(16,984,953)	$10,340,842

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the accumulated short-term capital losses were $9,165,190 and the accumulated long-term capital losses were $7,819,763.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-37

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 2.84% and 2.76%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned 5.95%.

MARKET ENVIRONMENT / CONDITIONS

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated from fairly strong levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, the G-3 (U.S., eurozone and Japan) continued to experience growth that was slow by the standards of previous recoveries. As fears eased surrounding the issues of European sovereign debt, the possibility of another U.S. recession and a potential Chinese “hard landing,” financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well. Policymakers in the largest developed economies adjusted their unprecedented efforts to supply liquidity. The European Central Bank (the “ECB”) took the unusual step of charging banks to hold their deposits. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment. During the period, investors became concerned with geopolitical issues surrounding rising tensions between Russia and Ukraine.

Reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation and the ECB’s interest rate cut. Economic data among the largest economies remained inconsistent with predictions of a severe global economic slowdown.

During the period, the Federal Reserve initiated the reduction of its quantitative easing program. The Federal Reserve has announced further gradual reductions to its bond buying program from $85 billion per month last year to $35 billion per month in total purchases.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As part of the Portfolio’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure detracted from relative performance. The Japanese yen appreciated against the U.S. dollar during the period and the Portfolio’s net-negative position in the yen hurt absolute and relative performance. Conversely, positions in Asian currencies other than the yen contributed to absolute and relative performance. The Portfolio’s net-negative position in the euro contributed to relative performance as the monetary union’s currency depreciated against the U.S. dollar. This effect was offset by overweighted exposure to peripheral European currencies. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Consequently, underweighted duration exposures in Europe and Japan detracted from relative performance. Sovereign credit exposures were largely neutral in terms of absolute and relative results.

At period-end, the Portfolio had a shorter duration position than the benchmark index, a stance arising from our assessment that there is limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. During the reporting period, we also built positions in currencies of countries we believed to have attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, some Latin American and non-euro European currencies. At period end, the Portfolio’s our net-negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potential rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab

Canyon Chan

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	2.84	5.91	8.25	8.10
Class B	2.76	5.67	7.98	7.84
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	5.95	8.88	3.59	4.41

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Countries

% of Net Assets
United States	17.1
South Korea	15.1
Poland	9.8
Ireland	8.0
Mexico	7.8
Hungary	7.6
Malaysia	4.8
Brazil	4.8
Singapore	4.7
Sweden	3.9

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.72%	$1,000.00	$1,028.40	$3.62
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B	Actual	0.97%	$1,000.00	$1,027.60	$4.88
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—81.6% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.8%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/16 (BRL)	9,490,000	$3,653,175
Zero Coupon, 07/01/16 (BRL)	15,040,000	5,471,191
Zero Coupon, 01/01/17 (BRL)	17,580,000	6,038,123
Zero Coupon, 01/01/18 (BRL)	10,440,000	3,190,817
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	13,495,000	15,137,515
6.000%, 08/15/16 (BRL)	3,245,000	3,652,421
6.000%, 08/15/18 (BRL)	4,225,000	4,745,306
6.000%, 08/15/22 (BRL)	5,230,000	5,825,435
6.000%, 05/15/45 (BRL)	6,400,000	6,945,396
10.000%, 01/01/17 (BRL)	19,225,000	8,409,622
10.000%, 01/01/19 (BRL)	6,700,000	2,854,591
10.000%, 01/01/21 (BRL)	3,480,000	1,439,142
10.000%, 01/01/23 (BRL)	8,090,000	3,276,807

		70,639,541

Canada—3.3%
Canadian Government Bonds 1.000%, 11/01/14 (CAD)	7,165,000	6,714,506
1.000%, 02/01/15 (CAD)	17,581,000	16,478,573
2.000%, 12/01/14 (CAD)	6,372,000	5,996,983
2.250%, 08/01/14 (CAD)	12,188,000	11,434,710
Canadian Treasury Bills 0.897%, 07/31/14 (CAD) (a)	3,040,000	2,846,782
0.897%, 08/14/14 (CAD) (a)	920,000	861,216
0.902%, 09/11/14 (CAD) (a)	2,750,000	2,572,431
0.906%, 08/28/14 (CAD) (a)	1,510,000	1,413,008

		48,318,209

Hungary—7.6%
Hungary Government Bonds 4.000%, 04/25/18 (HUF)	606,870,000	2,759,391
5.500%, 02/12/16 (HUF)	168,700,000	783,817
5.500%, 12/22/16 (HUF)	5,482,200,000	25,891,539
5.500%, 12/20/18 (HUF)	1,325,670,000	6,402,764
5.500%, 06/24/25 (HUF)	2,394,480,000	11,631,846
6.000%, 11/24/23 (HUF)	71,030,000	355,562
6.500%, 06/24/19 (HUF)	316,400,000	1,599,223
6.750%, 08/22/14 (HUF)	358,250,000	1,591,931
6.750%, 02/24/17 (HUF)	226,970,000	1,106,463
6.750%, 11/24/17 (HUF)	1,796,830,000	8,932,607
7.000%, 06/24/22 (HUF)	2,637,420,000	13,921,873
7.500%, 11/12/20 (HUF)	129,680,000	693,071
7.750%, 08/24/15 (HUF)	200,360,000	940,687
8.000%, 02/12/15 (HUF)	109,300,000	499,737
Hungary Government International Bonds 3.875%, 02/24/20 (EUR) (b)	6,510,000	9,515,850
4.375%, 07/04/17 (EUR) (b)	580,000	850,264
5.750%, 06/11/18 (EUR)	4,840,000	7,513,830
6.250%, 01/29/20	10,995,000	12,428,528
6.375%, 03/29/21 (b)	4,058,000	4,626,120

		112,045,103

Iceland—0.2%
Iceland Government International Bond 5.875%, 05/11/22 (144A)	3,080,000	$3,398,808

Indonesia—2.1%
Indonesia Treasury Bonds 10.000%, 09/15/24 (IDR)	186,070,000,000	17,359,209
10.000%, 02/15/28 (IDR)	34,960,000,000	3,263,445
12.800%, 06/15/21 (IDR)	93,010,000,000	9,807,043

		30,429,697

Ireland—8.0%
Ireland Government Bonds 4.400%, 06/18/19 (EUR)	1,532,000	2,452,438
4.500%, 10/18/18 (EUR)	1,042,000	1,656,339
4.500%, 04/18/20 (EUR)	5,387,000	8,726,748
5.000%, 10/18/20 (EUR)	25,040,000	41,826,366
5.400%, 03/13/25 (EUR)	21,787,510	37,802,210
5.500%, 10/18/17 (EUR)	12,324,600	19,638,186
5.900%, 10/18/19 (EUR)	3,639,000	6,244,789

		118,347,076

Lithuania—1.1%
Lithuania Government International Bonds 6.125%, 03/09/21 (144A)	930,000	1,086,612
6.750%, 01/15/15 (144A)	7,480,000	7,708,140
7.375%, 02/11/20 (144A)	6,420,000	7,864,500

		16,659,252

Malaysia—4.8%
Bank Negara Malaysia Monetary Notes 2.715%, 09/09/14 (MYR) (a)	10,335,000	3,200,435
2.725%, 09/18/14 (MYR) (a)	11,000,000	3,403,871
2.752%, 02/17/15 (MYR) (a)	6,900,000	2,106,223
2.755%, 11/06/14 (MYR) (a)	525,000	161,800
2.759%, 01/29/15 (MYR) (a)	70,000	21,405
2.762%, 01/08/15 (MYR) (a)	1,010,000	309,468
2.764%, 11/18/14 (MYR) (a)	460,000	141,616
2.767%, 12/02/14 (MYR) (a)	460,000	141,436
2.772%, 09/25/14 (MYR) (a)	5,450,000	1,685,892
2.780%, 01/20/15 (MYR) (a)	100,000	30,605
2.782%, 12/16/14 (MYR) (a)	540,000	165,818
2.782%, 04/28/15 (MYR) (a)	28,250,000	8,567,008
2.784%, 07/08/14 (MYR) (a)	1,060,000	329,929
2.786%, 09/11/14 (MYR) (a)	5,070,000	1,569,769
2.787%, 08/14/14 (MYR) (a)	2,710,000	840,979
2.789%, 10/02/14 (MYR) (a)	11,150,000	3,446,350
2.790%, 10/16/14 (MYR) (a)	670,000	206,853
2.801%, 07/03/14 (MYR) (a)	1,510,000	470,182
2.804%, 03/24/15 (MYR) (a)	60,000	18,256
2.807%, 07/24/14 (MYR) (a)	1,050,000	326,394
2.808%, 08/05/14 (MYR) (a)	2,780,000	863,330
2.814%, 07/15/14 (MYR) (a)	670,000	208,405
2.819%, 07/10/14 (MYR) (a)	165,000	51,349
2.824%, 03/12/15 (MYR) (a)	1,290,000	392,935

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Bank Negara Malaysia Monetary Notes 2.826%, 10/28/14 (MYR) (a)	2,170,000	$669,301
2.836%, 08/21/14 (MYR) (a)	965,000	299,293
2.852%, 04/16/15 (MYR) (a)	2,700,000	819,726
2.866%, 07/17/14 (MYR) (a)	880,000	273,704
2.883%, 05/05/15 (MYR) (a)	760,000	230,104
2.884%, 03/05/15 (MYR) (a)	4,880,000	1,487,420
2.954%, 05/19/15 (MYR) (a)	19,110,000	5,790,189
2.987%, 06/16/15 (MYR) (a)	3,710,000	1,120,276
2.991%, 06/03/15 (MYR) (a)	1,510,000	456,923
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	20,000,000	6,213,796
3.197%, 10/15/15 (MYR)	3,185,000	992,451
3.434%, 08/15/14 (MYR)	14,380,000	4,480,326
3.741%, 02/27/15 (MYR)	22,420,000	7,009,249
3.835%, 08/12/15 (MYR)	14,030,000	4,402,947
4.720%, 09/30/15 (MYR)	24,680,000	7,832,829

		70,738,842

Mexico—7.8%
Mexican Bonos 6.000%, 06/18/15 (MXN)	133,665,000	10,584,710
6.250%, 06/16/16 (MXN)	38,378,000	3,118,979
7.250%, 12/15/16 (MXN)	25,000	2,089
7.750%, 12/14/17 (MXN)	195,000,000	16,792,471
8.000%, 12/17/15 (MXN)	83,978,000	6,910,379
9.500%, 12/18/14 (MXN)	38,610,000	3,062,810
Mexican Udibonos 2.500%, 12/10/20 (MXN)	12,617,399	1,016,158
3.500%, 12/14/17 (MXN)	23,305,502	1,968,052
4.000%, 06/13/19 (MXN)	15,983,408	1,389,535
4.500%, 12/18/14 (MXN)	9,100,024	720,314
5.000%, 06/16/16 (MXN)	23,300,371	1,970,985
Mexico Cetes 2.989%, 12/24/14 (MXN) (a)	72,089,000	547,662
3.007%, 05/28/15 (MXN) (a)	77,060,000	577,586
3.379%, 09/18/14 (MXN) (a)	270,000	2,068
3.451%, 07/10/14 (MXN) (a)	195,820,000	1,508,177
3.477%, 04/01/15 (MXN) (a)	533,220,000	4,016,649
3.568%, 12/11/14 (MXN) (a)	4,435,609,000	33,724,099
3.578%, 10/16/14 (MXN) (a)	3,516,991,000	26,874,002

		114,786,725

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	2,324,106

Philippines—1.0%
Philippine Government Bond 1.625%, 04/25/16 (PHP)	478,130,000	10,792,199
Philippine Treasury Bill 0.151%, 10/08/14 (PHP) (a)	185,250,000	4,228,661

		15,020,860

Poland—9.8%
Poland Government Bonds Zero Coupon, 07/25/14 (PLN)	9,090,000	2,988,694
Zero Coupon, 07/25/15 (PLN)	65,950,000	21,177,661
Zero Coupon, 01/25/16 (PLN)	58,547,000	18,565,235
Zero Coupon, 07/25/16 (PLN)	107,520,000	33,652,000
2.720%, 01/25/17 (PLN) (c)	28,518,000	9,383,923
2.720%, 01/25/21 (PLN) (c)	28,929,000	9,387,708
4.750%, 10/25/16 (PLN)	59,080,000	20,422,860
5.000%, 04/25/16 (PLN)	22,340,000	7,682,065
5.500%, 04/25/15 (PLN)	9,432,000	3,182,512
6.250%, 10/24/15 (PLN)	53,896,000	18,614,875

		145,057,533

Russia—1.4%
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A)	17,262,000	19,991,813

Serbia—0.6%
Republic of Serbia 4.875%, 02/25/20 (144A)	3,150,000	3,189,375
5.250%, 11/21/17 (144A) (b)	1,720,000	1,793,100
7.250%, 09/28/21 (144A)	3,740,000	4,263,600

		9,246,075

Singapore—4.7%
Monetary Authority of Singapore 0.246%, 08/19/14 (SGD) (a)	15,465,000	12,398,592
0.304%, 08/01/14 (SGD) (a)	23,435,000	18,790,626
0.306%, 07/25/14 (SGD) (a)	6,000,000	4,811,144
0.315%, 11/25/14 (SGD) (a)	16,830,000	13,482,760
Singapore Government Bond 3.625%, 07/01/14 (SGD)	23,750,000	19,047,237

		68,530,359

Slovenia—0.4%
Slovenia Government International Bonds 5.500%, 10/26/22 (144A)	3,200,000	3,504,000
5.850%, 05/10/23 (144A) (b)	1,850,000	2,076,625

		5,580,625

South Korea—15.1%
Korea Monetary Stabilization Bonds 2.470%, 04/02/15 (KRW)	40,784,600,000	40,269,371
2.660%, 06/09/15 (KRW)	9,015,500,000	8,928,802
2.720%, 09/09/14 (KRW)	8,131,000,000	8,038,070
2.740%, 02/02/15 (KRW)	481,310,000	476,052
2.760%, 06/02/15 (KRW)	6,555,600,000	6,487,459
2.780%, 10/02/14 (KRW)	2,536,400,000	2,508,008
2.780%, 02/02/16 (KRW)	5,175,740,000	5,125,532
2.800%, 08/02/15 (KRW)	23,319,650,000	23,090,717
2.800%, 04/02/16 (KRW)	13,568,690,000	13,442,417
2.810%, 10/02/15 (KRW)	1,092,000,000	1,081,602
2.820%, 08/02/14 (KRW)	636,300,000	629,007
2.840%, 12/02/14 (KRW)	1,407,530,000	1,392,502

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—(Continued)
Korea Monetary Stabilization Bonds 2.900%, 12/02/15 (KRW)	50,092,900,000	$49,685,394
4.000%, 06/02/16 (KRW)	5,925,600,000	5,870,760
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	11,222,000,000	11,110,734
2.750%, 06/10/16 (KRW)	16,927,400,000	16,758,042
3.000%, 12/10/16 (KRW)	18,945,200,000	18,862,570
3.250%, 12/10/14 (KRW)	2,150,000,000	2,130,876
3.250%, 06/10/15 (KRW)	2,412,300,000	2,398,226
4.000%, 09/10/15 (KRW)	2,754,400,000	2,765,850
4.000%, 03/10/16 (KRW)	1,043,200,000	1,053,886
4.500%, 03/10/15 (KRW)	521,600,000	522,125

		222,628,002

Sri Lanka—1.1%
Sri Lanka Government Bonds 6.400%, 08/01/16 (LKR)	56,200,000	423,480
6.400%, 10/01/16 (LKR)	35,400,000	269,030
6.500%, 07/15/15 (LKR)	80,900,000	617,366
7.500%, 08/15/18 (LKR)	9,900,000	73,383
8.000%, 11/15/18 (LKR)	243,630,000	1,821,919
8.250%, 03/01/17 (LKR)	540,000	4,237
8.500%, 11/01/15 (LKR)	71,720,000	559,636
8.500%, 04/01/18 (LKR)	156,800,000	1,232,566
8.500%, 06/01/18 (LKR)	1,410,000	10,907
8.500%, 07/15/18 (LKR)	45,000,000	345,847
9.000%, 05/01/21 (LKR)	3,530,000	26,017
10.600%, 07/01/19 (LKR)	7,600,000	62,663
11.000%, 08/01/15 (LKR)	522,600,000	4,170,189
11.000%, 09/01/15 (LKR)	762,125,000	6,095,692
11.200%, 07/01/22 (LKR)	26,640,000	223,065
11.750%, 03/15/15 (LKR)	11,590,000	91,821

		16,027,818

Sweden—3.9%
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	234,670,000	36,717,968
Sweden Treasury Bills 0.540%, 09/17/14 (SEK) (a)	63,130,000	9,432,892
0.592%, 08/20/14 (SEK) (a)	71,300,000	10,660,740

		56,811,600

Ukraine—3.3%
Financing of Infrastrucural Projects State Enterprise 7.400%, 04/20/18 (144A) (b)	400,000	376,000
8.375%, 11/03/17 (144A)	440,000	415,800
Ukraine Government International Bonds 4.950%, 10/13/15 (144A) (EUR)	150,000	193,790
6.250%, 06/17/16 (144A)	3,440,000	3,320,288
6.580%, 11/21/16 (144A)	5,050,000	4,873,250
7.500%, 04/17/23 (144A) (b)	3,400,000	3,196,000
7.750%, 09/23/20 (144A) (b)	6,949,000	6,629,346
7.800%, 11/28/22 (144A) (b)	4,150,000	3,921,750

Ukraine—(Continued)
Ukraine Government International Bonds 7.950%, 02/23/21 (144A) (b)	9,904,000	9,458,320
9.250%, 07/24/17 (144A) (b)	16,560,000	16,767,000

		49,151,544

Vietnam—0.4%
Vietnam Government International Bond 6.750%, 01/29/20 (144A) (b)	5,080,000	5,740,400

Total Foreign Government (Cost $1,129,588,903)		1,201,473,988

Short-Term Investments—21.1%

Discount Note—13.6%
Federal Home Loan Bank Zero Coupon, 07/01/14 (a)	199,750,000	199,750,000

Mutual Fund—4.0%
State Street Navigator Securities Lending MET Portfolio (d)	58,967,506	58,967,506

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $51,287,392 on 07/01/14, collateralized by $52,120,000 Federal National Mortgagae Association at 0.500% due 09/28/15 with a value of $52,315,450.	51,287,392	51,287,392

Total Short-Term Investments (Cost $310,004,898)		310,004,898

Total Investments—102.7% (Cost $1,439,593,801) (e)		1,511,478,886
Other assets and liabilities (net)—(2.7)%		(39,561,387)

Net Assets—100.0%		$1,471,917,499

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $56,498,303 and the collateral received consisted of cash in the amount of $58,967,506. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $1,439,593,801. The aggregate unrealized appreciation and depreciation of investments were $81,961,035 and $(10,075,950), respectively, resulting in net unrealized appreciation of $71,885,085.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $109,768,517, which is 7.5% of net assets.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Top Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Global Government Investment Grade	51.3%
Global Government High Yield	30.3%

81.6%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	753,400,000	Morgan Stanley & Co.	07/31/14	USD	1,416,033	$(57,805)
CLP	438,900,000	Deutsche Bank AG	08/12/14	USD	777,571	12,683
CLP	433,400,000	Deutsche Bank AG	08/18/14	USD	769,668	10,192
CLP	405,100,000	JPMorgan Chase Bank N.A.	08/20/14	USD	726,441	2,343
CLP	376,530,000	Morgan Stanley & Co.	08/20/14	USD	707,537	(30,151)
CLP	245,250,000	Deutsche Bank AG	08/27/14	USD	435,149	5,738
CLP	246,100,000	JPMorgan Chase Bank N.A.	08/28/14	USD	436,270	6,098
CLP	39,050,000	Deutsche Bank AG	09/05/14	USD	68,811	1,324
CLP	303,150,000	Deutsche Bank AG	11/28/14	USD	532,683	7,532
CLP	303,150,000	Deutsche Bank AG	12/01/14	USD	531,749	8,322
CLP	864,300,000	Morgan Stanley & Co.	01/12/15	USD	1,567,038	(33,000)
CLP	438,100,000	Barclays Bank plc	02/10/15	USD	753,656	21,928
CLP	993,900,000	Morgan Stanley & Co.	02/12/15	USD	1,726,720	32,504
CLP	370,000,000	Deutsche Bank AG	02/17/15	USD	643,926	10,692
CLP	488,550,000	Morgan Stanley & Co.	02/23/15	USD	855,305	8,598
CLP	687,600,000	JPMorgan Chase Bank N.A.	02/24/15	USD	1,204,625	11,150
CLP	313,500,000	Morgan Stanley & Co.	02/25/15	USD	546,786	7,478
CLP	360,850,000	Deutsche Bank AG	02/26/15	USD	628,221	9,701
CLP	39,050,000	Deutsche Bank AG	03/03/15	USD	67,397	1,606
CLP	408,600,000	JPMorgan Chase Bank N.A.	03/20/15	USD	693,130	27,804
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	05/11/15	USD	15,893,652	460,668
CLP	440,900,000	Morgan Stanley & Co.	05/11/15	USD	752,518	21,679
CLP	9,249,063,000	Deutsche Bank AG	05/12/15	USD	15,776,653	462,683
CLP	1,155,000,000	Barclays Bank plc	06/04/15	USD	2,032,378	(8,805)
CLP	113,400,000	Morgan Stanley & Co.	06/05/15	USD	198,685	(26)
EUR	10,382,000	Deutsche Bank AG	02/09/15	USD	14,320,412	(91,062)
INR	34,949,750	HSBC Bank plc	07/03/14	USD	590,034	(9,079)
INR	14,658,000	JPMorgan Chase Bank N.A.	07/22/14	USD	238,204	4,364
INR	201,041,000	HSBC Bank plc	07/30/14	USD	3,225,103	95,602
INR	71,467,067	Deutsche Bank AG	07/31/14	USD	1,157,754	22,431
INR	1,228,565,000	HSBC Bank plc	08/12/14	USD	20,153,196	78,221
INR	16,661,000	Deutsche Bank AG	08/27/14	USD	281,030	(7,619)
INR	71,467,067	Deutsche Bank AG	08/28/14	USD	1,194,802	(22,284)
INR	27,220,000	HSBC Bank plc	08/28/14	USD	454,978	(8,396)
INR	35,346,000	Deutsche Bank AG	09/03/14	USD	591,332	(12,258)
INR	34,949,750	HSBC Bank plc	09/03/14	USD	584,459	(11,876)
INR	16,661,000	Deutsche Bank AG	09/26/14	USD	273,355	(2,063)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	79,797,767	Deutsche Bank AG	09/30/14	USD	1,308,015	$(10,039)
KRW	2,328,000,000	HSBC Bank plc	09/26/14	USD	2,129,918	163,023
KRW	2,321,000,000	Deutsche Bank AG	06/29/15	USD	2,241,646	20,210
MXN	16,965,000	HSBC Bank plc	09/10/14	USD	1,271,739	29,723
MXN	285,397,780	HSBC Bank plc	10/07/14	USD	20,951,547	903,164
MXN	35,485,000	Deutsche Bank AG	10/14/14	USD	2,620,753	95,300
MXN	521,116,000	Citibank N.A.	02/17/15	USD	38,054,331	1,502,787
MXN	205,379,143	HSBC Bank plc	05/19/15	USD	15,372,000	123,433
MYR	13,780,000	JPMorgan Chase Bank N.A.	07/02/14	USD	4,199,939	91,559
MYR	4,429,000	JPMorgan Chase Bank N.A.	07/31/14	USD	1,312,064	64,357
MYR	7,610,828	HSBC Bank plc	08/06/14	USD	2,251,724	112,436
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/14	USD	2,133,788	88,166
MYR	21,469,000	HSBC Bank plc	10/01/14	USD	6,538,450	100,776
MYR	58,458,531	JPMorgan Chase Bank N.A.	10/16/14	USD	18,060,594	(3,220)
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/20/14	USD	940,620	(950)
MYR	5,541,000	HSBC Bank plc	10/22/14	USD	1,727,675	(16,892)
MYR	4,132,000	Deutsche Bank AG	10/24/14	USD	1,283,031	(7,472)
MYR	2,756,789	HSBC Bank plc	10/24/14	USD	851,386	(358)
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/31/14	USD	887,117	(11,798)
MYR	2,742,080	Deutsche Bank AG	11/19/14	USD	841,464	3,339
MYR	1,632,000	HSBC Bank plc	11/20/14	USD	501,229	1,533
MYR	3,409,400	Deutsche Bank AG	01/08/15	USD	1,016,124	30,277
MYR	1,900,500	JPMorgan Chase Bank N.A.	01/08/15	USD	567,178	16,117
MYR	1,022,000	JPMorgan Chase Bank N.A.	01/09/15	USD	305,220	8,425
MYR	306,000	JPMorgan Chase Bank N.A.	01/12/15	USD	91,480	2,408
MYR	697,000	JPMorgan Chase Bank N.A.	01/16/15	USD	210,009	3,783
MYR	3,758,000	JPMorgan Chase Bank N.A.	02/04/15	USD	1,110,553	40,507
MYR	10,421,193	HSBC Bank plc	02/27/15	USD	3,121,800	64,681
MYR	6,890,000	JPMorgan Chase Bank N.A.	04/02/15	USD	2,114,535	(13,124)
MYR	13,780,000	JPMorgan Chase Bank N.A.	04/02/15	USD	4,134,289	68,532
MYR	48,436,950	JPMorgan Chase Bank N.A.	05/06/15	USD	14,550,000	184,375
MYR	50,424,120	JPMorgan Chase Bank N.A.	05/14/15	USD	15,293,012	36,425
MYR	99,141,840	HSBC Bank plc	06/08/15	USD	29,992,993	89,332
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/15	USD	2,103,560	(16,788)
SGD	2,190,000	JPMorgan Chase Bank N.A.	07/24/14	USD	1,714,232	42,133
SGD	12,676,300	JPMorgan Chase Bank N.A.	07/31/14	USD	10,043,020	123,304
SGD	10,161,130	Morgan Stanley & Co.	08/01/14	USD	8,013,509	135,664
SGD	7,822,083	Deutsche Bank AG	08/06/14	USD	6,136,652	136,626
SGD	2,353,000	Deutsche Bank AG	08/07/14	USD	1,855,064	32,033
SGD	2,353,000	HSBC Bank plc	08/07/14	USD	1,855,679	31,418
SGD	8,472,703	Barclays Bank plc	08/12/14	USD	6,670,370	124,714
SGD	4,687,000	Deutsche Bank AG	08/12/14	USD	3,703,382	55,579
SGD	1,863,000	Barclays Bank plc	08/18/14	USD	1,466,929	27,194
SGD	1,398,000	Deutsche Bank AG	08/19/14	USD	1,102,697	18,497
SGD	1,398,000	HSBC Bank plc	08/19/14	USD	1,102,871	18,323
SGD	2,961,000	Deutsche Bank AG	08/27/14	USD	2,316,357	58,366
SGD	4,013,100	HSBC Bank plc	09/15/14	USD	3,163,408	55,139
SGD	3,488,000	HSBC Bank plc	09/19/14	USD	2,755,134	42,286
SGD	569,250	Deutsche Bank AG	11/28/14	USD	453,304	3,283
SGD	2,180,000	JPMorgan Chase Bank N.A.	12/19/14	USD	1,740,936	7,660
SGD	2,625,000	HSBC Bank plc	12/22/14	USD	2,094,972	10,571
SGD	1,398,000	HSBC Bank plc	02/18/15	USD	1,106,013	15,446
SGD	10,928,651	Deutsche Bank AG	05/06/15	USD	8,730,000	38,389
SGD	3,014,189	Morgan Stanley & Co.	05/08/15	USD	2,418,412	(22)
SGD	3,051,000	Deutsche Bank AG	05/19/15	USD	2,442,069	5,939
SGD	569,250	Deutsche Bank AG	05/29/15	USD	453,495	3,264

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	776,000	Barclays Bank plc	07/16/14	USD	1,014,542	$(48,091)
EUR	3,870,000	Morgan Stanley & Co.	07/16/14	USD	5,048,840	(250,631)
EUR	3,585,000	UBS AG	07/16/14	USD	4,681,687	(227,513)
EUR	3,585,000	UBS AG	07/16/14	USD	4,681,723	(227,477)
EUR	1,218,000	Barclays Bank plc	07/18/14	USD	1,601,974	(65,934)
EUR	670,000	Deutsche Bank AG	07/22/14	USD	878,919	(38,581)
EUR	4,966,000	Morgan Stanley & Co.	07/22/14	USD	6,505,162	(295,295)
EUR	609,000	Deutsche Bank AG	07/23/14	USD	800,238	(33,732)
EUR	799,500	Citibank N.A.	07/28/14	USD	1,058,798	(36,065)
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/14	USD	6,660,369	(200,574)
EUR	5,009,000	UBS AG	08/01/14	USD	6,666,478	(193,121)
EUR	146,322	Barclays Bank plc	08/04/14	USD	194,294	(6,090)
EUR	5,009,000	HSBC Bank plc	08/04/14	USD	6,639,079	(220,598)
EUR	3,073,000	Barclays Bank plc	08/05/14	USD	4,075,535	(132,863)
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/06/14	USD	1,802,315	(63,739)
EUR	502,668	Citibank N.A.	08/08/14	USD	669,202	(19,197)
EUR	146,742	Citibank N.A.	08/11/14	USD	195,531	(5,433)
EUR	1,943,000	Deutsche Bank AG	08/11/14	USD	2,590,699	(70,252)
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/11/14	USD	3,379,518	(96,152)
EUR	900,000	Goldman Sachs & Co.	08/12/14	USD	1,204,956	(27,604)
EUR	650,000	Morgan Stanley & Co.	08/15/14	USD	862,544	(27,649)
EUR	2,341,000	Barclays Bank plc	08/19/14	USD	3,102,176	(103,935)
EUR	1,313,000	Deutsche Bank AG	08/20/14	USD	1,753,564	(44,659)
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/14	USD	3,473,704	(87,134)
EUR	4,541,000	JPMorgan Chase Bank N.A.	08/21/14	USD	6,070,386	(148,778)
EUR	1,115,456	Barclays Bank plc	08/25/14	USD	1,495,369	(32,336)
EUR	440,882	Deutsche Bank AG	08/29/14	USD	588,754	(15,078)
EUR	495,000	Deutsche Bank AG	09/03/14	USD	655,529	(22,436)
EUR	225,000	Deutsche Bank AG	09/03/14	USD	297,968	(10,198)
EUR	1,516,100	Deutsche Bank AG	09/05/14	USD	2,000,782	(75,722)
EUR	281,896	Barclays Bank plc	09/19/14	USD	376,613	(9,501)
EUR	3,307,000	Deutsche Bank AG	09/23/14	USD	4,487,004	(42,678)
EUR	685,747	Barclays Bank plc	09/24/14	USD	928,337	(10,952)
EUR	840,650	Citibank N.A.	09/26/14	USD	1,157,264	5,792
EUR	1,538,000	Deutsche Bank AG	09/26/14	USD	2,075,416	(31,245)
EUR	1,815,000	Barclays Bank plc	09/29/14	USD	2,451,974	(34,132)
EUR	4,440,000	Deutsche Bank AG	09/30/14	USD	5,995,643	(86,093)
EUR	1,200,000	Goldman Sachs & Co.	09/30/14	USD	1,619,172	(24,540)
EUR	1,620,000	HSBC Bank plc	09/30/14	USD	2,190,062	(28,950)
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/14	USD	3,150,297	(13,939)
EUR	3,220,000	Goldman Sachs & Co.	10/09/14	USD	4,374,531	(36,259)
EUR	3,217,000	JPMorgan Chase Bank N.A.	10/14/14	USD	4,354,000	(52,773)
EUR	3,529,000	Deutsche Bank AG	10/24/14	USD	4,873,514	39,147
EUR	2,045,873	Barclays Bank plc	10/27/14	USD	2,830,435	27,764
EUR	268,031	Barclays Bank plc	10/27/14	USD	369,030	1,851
EUR	8,218,000	Deutsche Bank AG	10/29/14	USD	11,340,429	82,379
EUR	4,118,000	Goldman Sachs & Co.	10/29/14	USD	5,682,016	40,662
EUR	1,370,039	Deutsche Bank AG	10/31/14	USD	1,892,038	15,170
EUR	92,609	Deutsche Bank AG	11/03/14	USD	127,434	564
EUR	652,963	Barclays Bank plc	11/05/14	USD	883,067	(11,470)
EUR	1,990,000	Deutsche Bank AG	11/05/14	USD	2,691,167	(35,066)
EUR	1,525,000	Deutsche Bank AG	11/10/14	USD	2,064,621	(24,621)
EUR	413,121	JPMorgan Chase Bank N.A.	11/12/14	USD	550,872	(15,106)
EUR	9,537,000	Citibank N.A.	11/17/14	USD	12,824,595	(241,431)
EUR	309,733	Deutsche Bank AG	11/17/14	USD	416,349	(7,996)
EUR	650,000	Morgan Stanley & Co.	11/17/14	USD	874,760	(15,763)
EUR	86,267	Deutsche Bank AG	11/19/14	USD	116,193	(1,997)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,287,000	Deutsche Bank AG	11/20/14	USD	1,741,762	$(21,496)
EUR	302,256	JPMorgan Chase Bank N.A.	11/20/14	USD	409,126	(4,980)
EUR	1,380,000	Deutsche Bank AG	12/04/14	USD	1,869,431	(21,353)
EUR	263,000	Standard Chartered Bank	12/09/14	USD	359,292	(1,060)
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/14	USD	1,848,309	12,246
EUR	16,117,434	Deutsche Bank AG	01/07/15	USD	21,983,052	(103,263)
EUR	8,953,000	Standard Chartered Bank	01/13/15	USD	12,167,216	(101,804)
EUR	913,000	Barclays Bank plc	01/21/15	USD	1,244,419	(6,792)
EUR	1,858,400	Citibank N.A.	01/29/15	USD	2,540,758	(6,176)
EUR	9,760,000	Deutsche Bank AG	01/30/15	USD	13,339,968	(36,166)
EUR	8,440,000	Deutsche Bank AG	02/03/15	USD	11,439,998	(127,316)
EUR	10,382,000	Deutsche Bank AG	02/09/15	USD	14,043,731	(185,618)
EUR	6,590,000	Goldman Sachs & Co.	02/09/15	USD	9,184,747	152,632
EUR	1,915,000	Barclays Bank plc	02/10/15	USD	2,605,262	(19,411)
EUR	2,553,000	Citibank N.A.	02/10/15	USD	3,471,748	(27,358)
EUR	419,000	HSBC Bank plc	02/10/15	USD	569,886	(4,390)
EUR	1,023,000	Barclays Bank plc	02/11/15	USD	1,390,973	(11,144)
EUR	446,000	Standard Chartered Bank	02/13/15	USD	610,226	(1,065)
EUR	1,912,000	JPMorgan Chase Bank N.A.	02/19/15	USD	2,622,145	1,458
EUR	2,080,000	Barclays Bank plc	02/20/15	USD	2,858,066	7,094
EUR	1,022,000	Goldman Sachs & Co.	02/23/15	USD	1,406,425	5,589
EUR	1,673,320	Deutsche Bank AG	02/25/15	USD	2,299,978	6,365
EUR	3,134,584	Barclays Bank plc	02/26/15	USD	4,307,138	10,552
EUR	1,623,255	Barclays Bank plc	02/26/15	USD	2,228,161	3,160
EUR	1,120,359	Bank of America N.A.	02/27/15	USD	1,531,867	(3,821)
EUR	13,630,862	Deutsche Bank AG	02/27/15	USD	18,683,823	(148)
EUR	457,000	Deutsche Bank AG	03/05/15	USD	630,043	3,608
EUR	2,142,782	Barclays Bank plc	03/09/15	USD	2,944,718	7,426
EUR	1,405,634	Barclays Bank plc	03/09/15	USD	1,930,294	3,473
EUR	8,070,000	Deutsche Bank AG	03/09/15	USD	11,079,707	17,478
EUR	714,000	HSBC Bank plc	03/09/15	USD	981,579	2,839
EUR	10,839,830	Citibank N.A.	03/10/15	USD	15,002,596	143,448
EUR	2,023,000	Morgan Stanley & Co.	03/10/15	USD	2,801,804	28,693
EUR	225,000	JPMorgan Chase Bank N.A.	03/16/15	USD	311,812	3,374
EUR	651,717	Barclays Bank plc	03/17/15	USD	908,819	15,418
EUR	462,068	Citibank N.A.	03/17/15	USD	644,724	11,301
EUR	399,325	Barclays Bank plc	03/23/15	USD	556,060	8,631
EUR	1,040,000	Deutsche Bank AG	03/26/15	USD	1,432,236	6,491
EUR	1,815,000	Barclays Bank plc	03/27/15	USD	2,506,515	18,302
EUR	205,485	Deutsche Bank AG	03/31/15	USD	282,850	1,141
EUR	1,005,008	Barclays Bank plc	04/02/15	USD	1,385,353	7,527
EUR	2,372,000	Deutsche Bank AG	04/07/15	USD	3,272,008	19,964
EUR	640,496	Deutsche Bank AG	04/07/15	USD	884,237	6,108
EUR	3,821,000	HSBC Bank plc	04/10/15	USD	5,267,917	29,152
EUR	4,186,153	Deutsche Bank AG	04/13/15	USD	5,778,021	38,481
EUR	1,911,000	Standard Chartered Bank	04/13/15	USD	2,641,441	21,312
EUR	3,193,000	JPMorgan Chase Bank N.A.	04/14/15	USD	4,425,658	47,773
EUR	3,696,678	HSBC Bank plc	04/16/15	USD	5,133,244	64,694
EUR	989,372	Barclays Bank plc	04/22/15	USD	1,365,416	8,815
EUR	31,188,000	Deutsche Bank AG	04/22/15	USD	43,098,697	334,543
EUR	274,083	JPMorgan Chase Bank N.A.	04/22/15	USD	379,179	3,363
EUR	692,175	Barclays Bank plc	04/30/15	USD	959,673	10,522
EUR	5,010,000	Standard Chartered Bank	04/30/15	USD	6,933,139	63,133
EUR	3,083,128	Barclays Bank plc	05/05/15	USD	4,272,784	44,854
EUR	9,737,000	Deutsche Bank AG	05/07/15	USD	13,514,469	161,798
EUR	7,580,000	Goldman Sachs & Co.	05/07/15	USD	10,522,101	127,396
EUR	24,145,000	Deutsche Bank AG	05/12/15	USD	33,435,996	323,869

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,440,000	Goldman Sachs & Co.	05/13/15	USD	3,362,320	$16,111
EUR	17,552,000	Standard Chartered Bank	05/13/15	USD	24,144,093	73,330
EUR	7,408,999	Goldman Sachs & Co.	05/14/15	USD	10,205,451	44,692
EUR	8,042,000	Deutsche Bank AG	05/15/15	USD	11,020,757	(8,191)
EUR	2,080,000	Barclays Bank plc	05/18/15	USD	2,855,258	2,641
EUR	1,154,000	Goldman Sachs & Co.	05/21/15	USD	1,584,223	1,532
EUR	469,000	Barclays Bank plc	05/22/15	USD	643,057	(173)
EUR	195,330	Barclays Bank plc	06/05/15	USD	266,030	(1,893)
EUR	2,021,800	Deutsche Bank AG	06/10/15	USD	2,762,385	(10,909)
EUR	1,546,000	Deutsche Bank AG	06/15/15	USD	2,095,402	(25,322)
EUR	9,480,000	JPMorgan Chase Bank N.A.	06/23/15	USD	12,941,148	(63,841)
JPY	353,334,000	Citibank N.A.	07/24/14	USD	3,551,585	63,190
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/24/14	USD	5,460,203	89,400
JPY	189,600,000	JPMorgan Chase Bank N.A.	07/25/14	USD	1,912,737	40,840
JPY	411,460,000	Barclays Bank plc	07/29/14	USD	4,145,358	82,945
JPY	105,370,000	Barclays Bank plc	08/11/14	USD	1,088,871	48,439
JPY	105,400,000	Citibank N.A.	08/11/14	USD	1,089,181	48,453
JPY	105,370,000	Deutsche Bank AG	08/12/14	USD	1,096,599	56,160
JPY	338,124,000	Deutsche Bank AG	08/19/14	USD	3,444,727	105,881
JPY	639,006,000	HSBC Bank plc	08/20/14	USD	6,587,691	277,707
JPY	305,946,000	JPMorgan Chase Bank N.A.	08/20/14	USD	3,146,702	125,581
JPY	152,028,000	JPMorgan Chase Bank N.A.	08/20/14	USD	1,564,356	63,127
JPY	151,705,000	Barclays Bank plc	08/22/14	USD	1,564,615	66,555
JPY	303,103,000	Citibank N.A.	08/25/14	USD	3,120,221	127,072
JPY	149,920,000	Deutsche Bank AG	08/25/14	USD	1,542,609	62,145
JPY	300,880,000	HSBC Bank plc	08/25/14	USD	3,089,402	118,205
JPY	427,709,000	Barclays Bank plc	08/26/14	USD	4,351,058	127,393
JPY	302,459,000	JPMorgan Chase Bank N.A.	08/26/14	USD	3,076,850	90,040
JPY	256,658,000	Deutsche Bank AG	08/27/14	USD	2,600,385	65,847
JPY	488,094,000	HSBC Bank plc	08/27/14	USD	4,945,879	125,874
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/27/14	USD	2,475,759	66,053
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/29/14	USD	1,546,450	62,588
JPY	109,297,635	Barclays Bank plc	09/18/14	USD	1,110,297	30,797
JPY	109,471,259	JPMorgan Chase Bank N.A.	09/29/14	USD	1,114,154	32,854
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/30/14	USD	670,419	17,464
JPY	55,370,000	JPMorgan Chase Bank N.A.	10/17/14	USD	532,757	(14,244)
JPY	104,580,000	JPMorgan Chase Bank N.A.	10/20/14	USD	1,065,403	32,227
JPY	698,590,000	Barclays Bank plc	10/22/14	USD	7,163,556	261,860
JPY	94,232,353	Citibank N.A.	11/10/14	USD	958,523	27,399
JPY	157,477,000	HSBC Bank plc	11/12/14	USD	1,597,130	41,048
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/13/14	USD	936,060	21,367
JPY	119,300,000	Morgan Stanley & Co.	11/14/14	USD	1,200,636	21,773
JPY	229,154,000	Citibank N.A.	11/17/14	USD	2,314,219	49,772
JPY	93,849,000	Standard Chartered Bank	11/17/14	USD	946,841	19,447
JPY	379,208,000	Citibank N.A.	11/19/14	USD	3,795,952	48,638
JPY	306,357,000	Deutsche Bank AG	11/19/14	USD	3,064,796	37,392
JPY	425,961,000	Citibank N.A.	11/20/14	USD	4,274,142	64,780
JPY	79,941,000	HSBC Bank plc	11/20/14	USD	801,727	11,747
JPY	152,982,000	JPMorgan Chase Bank N.A.	11/20/14	USD	1,534,216	22,442
JPY	122,208,000	JPMorgan Chase Bank N.A.	11/20/14	USD	1,225,124	17,460
JPY	929,100,000	Deutsche Bank AG	12/22/14	USD	9,058,336	(125,701)
JPY	930,530,000	HSBC Bank plc	12/22/14	USD	9,058,369	(139,804)
JPY	383,980,000	Barclays Bank plc	12/26/14	USD	3,702,975	(92,755)
JPY	307,130,000	Citibank N.A.	12/26/14	USD	2,962,445	(73,606)
JPY	291,890,000	Citibank N.A.	12/26/14	USD	2,814,282	(71,118)
JPY	296,207,000	Deutsche Bank AG	01/07/15	USD	2,844,315	(84,076)
JPY	174,225,000	Goldman Sachs & Co.	01/08/15	USD	1,679,908	(42,548)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	44,450,000	Citibank N.A.	01/13/15	USD	424,993	$(14,477)
JPY	133,330,000	Standard Chartered Bank	01/14/15	USD	1,276,129	(42,096)
JPY	554,560,000	Barclays Bank plc	01/15/15	USD	5,347,533	(135,417)
JPY	183,890,000	HSBC Bank plc	01/15/15	USD	1,768,173	(49,952)
JPY	360,500,000	JPMorgan Chase Bank N.A.	01/15/15	USD	3,475,888	(88,385)
JPY	60,980,000	Deutsche Bank AG	01/16/15	USD	589,937	(12,980)
JPY	44,590,000	Deutsche Bank AG	01/16/15	USD	431,376	(9,491)
JPY	248,150,000	Standard Chartered Bank	01/16/15	USD	2,401,703	(51,785)
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/20/15	USD	533,332	(14,138)
JPY	359,980,000	Goldman Sachs & Co.	01/27/15	USD	3,482,273	(77,252)
JPY	342,205,982	Deutsche Bank AG	01/28/15	USD	3,351,675	(32,130)
JPY	443,025,359	HSBC Bank plc	01/28/15	USD	4,329,125	(51,603)
JPY	133,761,000	Goldman Sachs & Co.	02/12/15	USD	1,310,072	(12,768)
JPY	164,870,000	HSBC Bank plc	02/12/15	USD	1,617,602	(12,893)
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/15	USD	1,618,646	(10,989)
JPY	218,400,000	Citibank N.A.	02/13/15	USD	2,142,857	(17,047)
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/13/15	USD	1,070,645	(10,889)
JPY	109,070,000	Citibank N.A.	02/17/15	USD	1,068,895	(9,811)
JPY	109,540,000	Goldman Sachs & Co.	02/18/15	USD	1,079,116	(4,248)
JPY	46,833,020	Goldman Sachs & Co.	02/18/15	USD	461,114	(2,071)
JPY	196,520,000	JPMorgan Chase Bank N.A.	02/18/15	USD	1,935,338	(8,270)
JPY	144,240,000	HSBC Bank plc	02/24/15	USD	1,413,813	(12,818)
JPY	54,700,000	Barclays Bank plc	02/25/15	USD	534,050	(6,975)
JPY	144,300,000	JPMorgan Chase Bank N.A.	02/25/15	USD	1,408,341	(18,896)
JPY	468,190,000	Barclays Bank plc	02/26/15	USD	4,578,114	(52,685)
JPY	350,622,000	Standard Chartered Bank	02/26/15	USD	3,431,482	(36,469)
JPY	36,614,000	Deutsche Bank AG	02/27/15	USD	359,207	(2,940)
JPY	178,400,000	JPMorgan Chase Bank N.A.	03/03/15	USD	1,752,181	(12,429)
JPY	160,000,000	JPMorgan Chase Bank N.A.	03/03/15	USD	1,571,092	(11,518)
JPY	159,900,000	HSBC Bank plc	03/04/15	USD	1,566,879	(14,756)
JPY	578,374,700	Barclays Bank plc	03/09/15	USD	5,656,006	(65,193)
JPY	109,701,956	Citibank N.A.	03/17/15	USD	1,072,125	(13,111)
JPY	465,903,000	Citibank N.A.	03/19/15	USD	4,589,544	(19,526)
JPY	200,950,000	Morgan Stanley & Co.	03/19/15	USD	1,990,195	2,243
JPY	160,844,000	Deutsche Bank AG	03/24/15	USD	1,575,111	(16,155)
JPY	164,310,000	Barclays Bank plc	03/25/15	USD	1,608,517	(17,054)
JPY	86,066,450	Barclays Bank plc	03/25/15	USD	843,458	(8,025)
JPY	100,800,000	Citibank N.A.	04/15/15	USD	995,787	(1,705)
JPY	177,260,000	Barclays Bank plc	04/17/15	USD	1,744,548	(9,620)
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/15	USD	1,044,497	(9,485)
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/22/15	USD	6,152,292	(54,704)
JPY	8,128,806,420	Goldman Sachs & Co.	05/12/15	USD	80,004,000	(465,522)
JPY	796,134,720	Deutsche Bank AG	05/13/15	USD	7,849,879	(31,405)
JPY	791,049,590	Morgan Stanley & Co.	05/13/15	USD	7,793,822	(37,122)
JPY	8,630,050	Bank of America N.A.	05/18/15	USD	85,000	(438)
JPY	8,604,125	Bank of America N.A.	05/19/15	USD	85,000	(183)
JPY	8,627,500	Barclays Bank plc	05/19/15	USD	85,000	(414)
JPY	8,617,300	Citibank N.A.	05/19/15	USD	85,000	(313)
JPY	8,634,400	HSBC Bank plc	05/19/15	USD	85,000	(483)
JPY	462,800,000	Citibank N.A.	06/09/15	USD	4,531,391	(51,712)
JPY	693,100,000	HSBC Bank plc	06/09/15	USD	6,785,585	(78,176)
JPY	596,690,000	Barclays Bank plc	06/10/15	USD	5,843,743	(65,349)
JPY	464,700,000	Citibank N.A.	06/10/15	USD	4,544,210	(57,770)
JPY	430,940,000	Citibank N.A.	06/10/15	USD	4,214,077	(53,573)
JPY	635,480,000	HSBC Bank plc	06/10/15	USD	6,225,954	(67,281)
JPY	210,400,000	Deutsche Bank AG	06/11/15	USD	2,059,918	(23,726)
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/11/15	USD	5,763,102	(67,636)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	119,465,000	Citibank N.A.	06/17/15	USD	1,174,311	$(8,875)
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/17/15	USD	2,441,003	(18,171)
JPY	930,710,000	Deutsche Bank AG	06/22/15	USD	9,139,841	(78,562)
JPY	811,652,000	Barclays Bank plc	06/30/15	USD	8,010,185	(29,840)
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/14	USD	2,145,816	67
MYR	6,890,000	JPMorgan Chase Bank N.A.	07/02/14	USD	2,145,816	67
SGD	7,822,083	Deutsche Bank AG	08/06/14	USD	6,171,999	(101,279)
SGD	2,353,000	Deutsche Bank AG	08/07/14	USD	1,856,630	(30,467)
SGD	8,472,703	Barclays Bank plc	08/12/14	USD	6,682,838	(112,245)
SGD	1,863,000	Barclays Bank plc	08/18/14	USD	1,469,451	(24,672)

Cross Currency Contracts to Buy
HUF	388,774,000	JPMorgan Chase Bank N.A.	09/23/14	EUR	1,282,448	(42,935)
HUF	311,219,000	JPMorgan Chase Bank N.A.	09/25/14	EUR	1,016,258	(20,283)
HUF	789,872,400	Deutsche Bank AG	03/19/15	EUR	2,475,313	68,424
HUF	236,727,980	JPMorgan Chase Bank N.A.	03/19/15	EUR	741,978	20,348
HUF	396,052,000	JPMorgan Chase Bank N.A.	03/20/15	EUR	1,245,564	28,196
HUF	393,926,000	JPMorgan Chase Bank N.A.	03/20/15	EUR	1,238,878	28,045
PLN	39,200,000	Deutsche Bank AG	07/07/14	EUR	8,843,568	793,987
PLN	35,870,000	Deutsche Bank AG	08/19/14	EUR	8,303,241	403,668
PLN	4,666,000	Deutsche Bank AG	02/10/15	EUR	1,091,590	21,100
PLN	4,666,000	Barclays Bank plc	02/11/15	EUR	1,090,952	21,897
PLN	4,666,000	Deutsche Bank AG	02/17/15	EUR	1,095,820	14,758
PLN	5,956,000	Morgan Stanley & Co.	05/27/15	EUR	1,395,501	13,067
SEK	14,943,320	Deutsche Bank AG	08/08/14	EUR	1,647,101	(20,152)
SEK	15,023,913	Morgan Stanley & Co.	08/11/14	EUR	1,658,620	(23,957)
SEK	38,634,000	UBS AG	10/01/14	EUR	4,194,378	31,677
SEK	261,920,000	Barclays Bank plc	10/31/14	EUR	28,867,752	(390,799)

Net Unrealized Appreciation						$4,096,897

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3-Month USD-LIBOR	3.018%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$(1,154,077)	$—	$(1,154,077)
Receive	3-Month USD-LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	(1,654,100)	—	(1,654,100)

Totals							$(2,808,177)	$—	$(2,808,177)

Cash in the amount of $11,798 and securities in the amount of $1,822,223 have been received at the custodian bank as collateral for swap contracts.

(CLP)—	Chilean Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,201,473,988	$—	$1,201,473,988
Short-Term Investments
Discount Note	—	199,750,000	—	199,750,000
Mutual Fund	58,967,506	—	—	58,967,506
Repurchase Agreement	—	51,287,392	—	51,287,392
Total Short-Term Investments	58,967,506	251,037,392	—	310,004,898
Total Investments	$58,967,506	$1,452,511,380	$—	$1,511,478,886
Collateral for securities loaned (Liability)	$—	$(58,967,506)	$—	$(58,967,506)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$12,417,001	$—	$12,417,001
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,320,104)	—	(8,320,104)
Total Forward Contracts	$—	$4,096,897	$—	$4,096,897
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(2,808,177)	$—	$(2,808,177)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)(b)	$1,511,478,886
Cash	2,698
Cash denominated in foreign currencies (c)	4,614,754
Cash collateral for swap contracts	1,705,000
Unrealized appreciation on forward foreign currency exchange contracts	12,417,001
Receivable for:
Fund shares sold	17,490
Dividends and interest	14,339,413
Interest on OTC swap contracts	10,301
Prepaid expenses	20

Total Assets	1,544,585,563
Liabilities
OTC swap contracts at market value	2,808,177
Unrealized depreciation on forward foreign currency exchange contracts	8,320,104
Collateral for securities loaned	58,967,506
Payables for:
Open OTC swap contracts cash collateral	270,000
Fund shares redeemed	21,551
Foreign taxes	598,353
Interest on OTC swap contracts	494,591
Accrued expenses:
Management fees	725,224
Distribution and service fees	14,340
Deferred trustees’ fees	58,994
Other expenses	389,224

Total Liabilities	72,668,064

Net Assets	$1,471,917,499

Net assets consist of:
Paid in surplus	$1,407,879,806
Undistributed net investment income	10,291,316
Accumulated net realized loss	(18,828,005)
Unrealized appreciation on investments, swap contracts and foreign currency transactions (d)	72,574,382

Net Assets	$1,471,917,499

Net Assets
Class A	$1,402,575,725
Class B	69,341,774
Capital Shares Outstanding*
Class A	122,187,969
Class B	6,074,163
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.48
Class B	11.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,439,593,801.
(b)	Includes securities loaned at value of $56,498,303.
(c)	Identified cost of cash denominated in foreign currencies was $4,583,174.
(d)	Includes foreign capital gains tax of $598,353

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest (a)	$21,299,447
Securities lending income	46,377

Total investment income	21,345,824
Expenses
Management fees	4,081,350
Administration fees	15,921
Custodian and accounting fees	669,415
Distribution and service fees—Class B	86,246
Audit and tax services	45,627
Legal	15,668
Trustees’ fees and expenses	22,130
Shareholder reporting	16,620
Insurance	3,982
Miscellaneous	6,041

Total expenses	4,963,000

Net Investment Income	16,382,824

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,129,358
Swap contracts	(846,994)
Foreign currency transactions	(11,756,445)

Net realized loss	(10,474,081)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	30,328,036
Swap contracts	(3,015,205)
Foreign currency transactions	6,452,868

Net change in unrealized appreciation	33,765,699

Net realized and unrealized gain	23,291,618

Net Increase in Net Assets From Operations	$39,674,442

(a)	Net of foreign withholding taxes of $991,125.
(b)	Includes change in foreign capital gains tax of $(110,445).

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,382,824	$44,996,540
Net realized gain (loss)	(10,474,081)	20,144,603
Net change in unrealized appreciation (depreciation)	33,765,699	(51,091,458)

Increase in net assets from operations	39,674,442	14,049,685

From Distributions to Shareholders
Net investment income
Class A	(60,444,741)	(25,258,496)
Class B	(3,157,552)	(1,507,561)
Net realized capital gains
Class A	0	(5,070,835)
Class B	0	(340,003)

Total distributions	(63,602,293)	(32,176,895)

Increase in net assets from capital share transactions	174,044,389	214,998,175

Total increase in net assets	150,116,538	196,870,965

Net Assets
Beginning of period	1,321,800,961	1,124,929,996

End of period	$1,471,917,499	$1,321,800,961

Undistributed net investment income
End of period	$10,291,316	$57,510,785

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	11,819,767	$133,596,599	17,720,480	$210,385,198
Reinvestments	5,387,232	60,444,741	2,542,274	30,329,331
Redemptions	(1,755,071)	(20,027,641)	(1,799,528)	(21,180,248)

Net increase	15,451,928	$174,013,699	18,463,226	$219,534,281

Class B
Sales	243,324	$2,791,529	1,006,488	$11,739,010
Reinvestments	282,935	3,157,552	155,650	1,847,564
Redemptions	(516,845)	(5,918,391)	(1,563,610)	(18,122,680)

Net increase (decrease)	9,414	$30,690	(401,472)	$(4,536,106)

Increase derived from capital shares transactions		$174,044,389		$214,998,175

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.72		$11.88	$11.54	$12.45	$11.02		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14		0.43	0.43	0.50	0.49		0.34
Net realized and unrealized gain (loss) on investments	0.18		(0.28)	1.15	(0.47)	1.03		0.68

Total from investment operations	0.32		0.15	1.58	0.03	1.52		1.02

Less Distributions
Distributions from net investment income	(0.56)		(0.26)	(1.24)	(0.92)	(0.09)		0.00
Distributions from net realized capital gains	0.00		(0.05)	0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.56)		(0.31)	(1.24)	(0.94)	(0.09)		0.00

Net Asset Value, End of Period	$11.48		$11.72	$11.88	$11.54	$12.45		$11.02

Total Return (%) (d)	2.84	(e)	1.27	14.64	(0.06)	13.73		10.20	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	(f)	0.72	0.73	0.74	0.73		0.73	(f)
Ratio of net investment income to average net assets (%)	2.42	(f)	3.69	3.78	4.09	4.18		4.87	(f)
Portfolio turnover rate (%)	9	(e)	37	35	46	18		15	(e)
Net assets, end of period (in millions)	$1,402.6		$1,251.2	$1,048.6	$926.3	$747.3		$645.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.64		$11.80	$11.48	$12.41	$11.00		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.40	0.40	0.46	0.46		0.41
Net realized and unrealized gain (loss) on investments	0.19		(0.27)	1.14	(0.46)	1.03		0.59

Total from investment operations	0.31		0.13	1.54	0.00	1.49		1.00

Less Distributions
Distributions from net investment income	(0.53)		(0.24)	(1.22)	(0.91)	(0.08)		0.00
Distributions from net realized capital gains	0.00		(0.05)	0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.53)		(0.29)	(1.22)	(0.93)	(0.08)		0.00

Net Asset Value, End of Period	$11.42		$11.64	$11.80	$11.48	$12.41		$11.00

Total Return (%) (d)	2.76	(e)	1.04	14.29	(0.33)	13.54		10.00	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	(f)	0.97	0.98	0.99	0.98		0.98	(f)
Ratio of net investment income to average net assets (%)	2.16	(f)	3.44	3.53	3.81	3.86		5.71	(f)
Portfolio turnover rate (%)	9	(e)	37	35	46	18		15	(e)
Net assets, end of period (in millions)	$69.3		$70.6	$76.3	$67.3	$46.3		$9.7

(a)	Commencement of operations was May 1, 2009.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $51,287,392, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (a)	$2,808,177
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$12,417,001	Unrealized depreciation on forward foreign currency exchange contracts	8,320,104

Total		$12,417,001		$11,128,281

(a)	Excludes OTC swap interest receivable of $10,301 and OTC swap interest payable of $494,591.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$991,752	$(991,752)	$—	$—
Citibank N.A.	2,092,632	(728,304)	(1,364,328)	—
Deutsche Bank AG	3,740,474	(1,801,997)	—	1,938,477
Goldman Sachs & Co.	388,614	(388,614)	—	—
HSBC Bank plc	2,606,373	(728,305)	—	1,878,068
JPMorgan Chase Bank N.A.	2,116,558	(2,116,558)	—	—
Morgan Stanley & Co.	271,699	(271,699)	—	—
Standard Chartered Bank	177,222	(177,222)	—	—
UBS AG	31,677	(31,677)	—	—

	$12,417,001	$(7,236,128)	$(1,364,328)	$3,816,545

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$4,442	$—	$—	$4,442
Barclays Bank plc	1,514,565	(991,752)	—	522,813
Citibank N.A.	728,304	(728,304)	—	—
Deutsche Bank AG	1,801,997	(1,801,997)	—	—
Goldman Sachs & Co.	692,812	(388,614)	—	304,198
HSBC Bank plc	728,305	(728,305)	—	—
JPMorgan Chase Bank N.A.	4,004,045	(2,116,558)	(140,000)	1,747,487
Morgan Stanley & Co.	771,421	(271,699)	—	499,722
Standard Chartered Bank	234,279	(177,222)	—	57,057
UBS AG	648,111	(31,677)	—	616,434

	$11,128,281	$(7,236,128)	$(140,000)	$3,752,153

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(12,294,004)	$(12,294,004)
Swap contracts	(846,994)	—	(846,994)

	$(846,994)	$(12,294,004)	$(13,140,998)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$6,584,872	$6,584,872
Swap contracts	(3,015,205)	—	(3,015,205)

	$(3,015,205)	$6,584,872	$3,569,667

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,289,130,766
Swap contracts	42,230,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$199,224,838	$0	$85,113,472

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,081,350	0.600%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$26,818,418	$105,548,486	$5,358,477	$3,869,983	$32,176,895	$109,418,469

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$63,303,743	$—	$27,544,394	$(2,828,708)	$88,019,429

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated short-term capital losses were $15,589, and the post-enactment accumulated long-term capital losses were $2,813,119.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-26

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MetLife Asset Allocation 100 Portfolio returned 5.54% and 5.46%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 6.82%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S. equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1%, respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 basis points (“bps”).

PORTFOLIO REVIEW / YEAR END POSITIONING

The MetLife Asset Allocation 100 Portfolio (the “Allocation Portfolio”) invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios. During the reporting period, we implemented a moderate increase in the Allocation Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Allocation Portfolio moderately underperformed the Dow Jones Aggressive Index due primarily to certain style exposures that were out of favor in a number of underlying portfolios.

Domestic equity portfolios as a whole detracted from relative results of the Allocation Portfolio. A number of portfolios underperformed their respective asset class benchmarks, particularly those with a growth orientation, as the growth style noticeably trailed the value style during the reporting period. Not surprisingly, the top performance detractors were mostly growth style portfolios. The BlackRock Capital Appreciation Portfolio trailed the Russell 1000 Growth Index by more than 500 bps. Performance was hurt by an overweight in high growth, high momentum stocks which underperformed the broad market. The growth sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned, such as Amazon and Yelp, pulling down performance. The Jennison Growth Portfolio’s performance also suffered from the correction in higher-valuation growth stocks during the middle of the reporting period. For the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Information Technology sector detracted from performance. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Also, the Portfolio’s limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and a stock split. Within the mid cap and small cap space, the Morgan Stanley Mid Cap Growth and Loomis Sayles Small Cap Growth Portfolios both struggled during the growth sell-off, and produced a negative contribution to the Allocation Portfolio. In contrast, the ClearBridge Aggressive Growth Portfolio was a big winner among all underlying portfolios. Despite a headwind from a strong growth bias, the

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio managed to deliver a double digit return, outpacing both growth and core indices. Outperformance was driven in large part by focusing on companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment.

Among the underlying equity portfolios that invest outside the U.S., the Harris Oakmark International Portfolio hindered relative performance of the Allocation Portfolio, due primarily to stock selection, particularly in the United Kingdom, France, and the Netherlands. In addition, the Baillie Gifford International Stock and MFS Research International Portfolios were underperformers. The Baillie Gifford Portfolio’s overall positioning in the more cyclical companies within the Energy sector was a headwind in a market where a combination of geopolitical unrest and fears over weakening Chinese growth led investors to prefer the larger oil companies. The MFS Research International Portfolio’s overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan), real estate firm Mitsubishi Estate (Japan), and wealth management firm Julius Baer Holding (Switzerland) weakened relative results as all three stocks underperformed the index over the period. However, the negative contribution from the above mentioned portfolios was more than compensated for by the positive contribution from the two sector portfolios, Clarion Global Real Estate Portfolio and Van Eck Global Natural Resources Portfolio as real estate and energy stocks rallied strongly during the first half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 100 Portfolio
Class A	5.54	24.28	16.91	7.20
Class B	5.46	24.08	16.63	6.88
Dow Jones Aggressive Index	6.82	24.15	17.60	9.12

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 11/4/2004, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	6.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.2
ClearBridge Aggressive Growth Portfolio (Class A)	6.2
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	5.0
WMC Core Equity Opportunities Portfolio (Class A)	4.7
Harris Oakmark International Portfolio (Class A)	4.4
Met/Dimensional International Small Company Portfolio (Class A)	4.2
Van Eck Global Natural Resources Portfolio (Class A)	4.2

MIST-3

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)(b)	Actual	0.78%	$1,000.00	$1,055.40	$3.98
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B(a)(b)	Actual	1.03%	$1,000.00	$1,054.60	$5.25
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	6,228,165	$66,890,488
BlackRock Capital Appreciation Portfolio (Class A) (a)	2,041,018	77,681,142
BlackRock Large Cap Value Portfolio (Class A) (a)	6,550,253	63,340,943
Clarion Global Real Estate Portfolio (Class A) (b)	6,320,715	77,049,521
ClearBridge Aggressive Growth Portfolio (Class A) (b)	7,617,500	117,233,325
Frontier Mid Cap Growth Portfolio (Class A) (a)	797,782	29,007,366
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,804,286	28,200,983
Harris Oakmark International Portfolio (Class A) (b)	4,865,088	83,874,111
Invesco Comstock Portfolio (Class A) (b)	6,242,327	95,944,570
Invesco Mid Cap Value Portfolio (Class A) (b)	919,215	18,365,918
Invesco Small Cap Growth Portfolio (Class A) (b)	2,467,188	46,975,259
Jennison Growth Portfolio (Class A) (a)	7,612,553	117,690,077
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,914,181	34,321,269
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,371,495	34,007,232
Met/Artisan International Portfolio (Class A) (b) (c)	5,144,477	53,862,671
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	137,741	38,527,445
Met/Dimensional International Small Company Portfolio (Class A) (a)	4,715,651	79,553,030
MFS Emerging Markets Equity Portfolio (Class A) (b)	6,312,241	67,982,834
MFS Research International Portfolio (Class A) (b)	4,692,574	56,639,364
MFS Value Portfolio (Class A) (a)	5,492,962	95,467,677
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	1,083,880	17,797,317
Neuberger Berman Genesis Portfolio (Class A) (a)	1,659,179	30,130,699

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	1,295,369	26,930,721
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,026,293	117,363,937
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,809,064	96,322,812
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,419,824	28,457,131
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,227,306	27,614,385
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,649,987	34,649,719
Van Eck Global Natural Resources Portfolio (Class A) (a)	4,975,770	78,716,684
WMC Core Equity Opportunities Portfolio (Class A) (a)	2,196,459	88,561,231
WMC Large Cap Research Portfolio (Class A) (b)	4,640,040	63,243,749

Total Mutual Funds (Cost $1,546,993,186)		1,892,403,610

Total Investments—100.0% (Cost $1,546,993,186) (d)		1,892,403,610
Other assets and liabilities (net)—0.0%		(503,049)

Net Assets—100.0%		$1,891,900,561

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,546,993,186. The aggregate and net unrealized appreciation of investments was $345,410,424.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,892,403,610	$—	$—	$1,892,403,610
Total Investments	$1,892,403,610	$—	$—	$1,892,403,610

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Affiliated investments at value (a)	$1,892,403,610
Receivable for:
Investments sold	1,565,439
Fund shares sold	165,847

Total Assets	1,894,134,896
Liabilities
Payables for:
Fund shares redeemed	1,731,286
Accrued expenses:
Management fees	108,063
Distribution and service fees	252,570
Deferred trustees’ fees	103,130
Other expenses	39,286

Total Liabilities	2,234,335

Net Assets	$1,891,900,561

Net assets consist of:
Paid in surplus	$1,459,003,293
Undistributed net investment income	14,514,780
Accumulated net realized gain	72,972,064
Unrealized appreciation on affiliated investments	345,410,424

Net Assets	$1,891,900,561

Net Assets
Class A	$655,441,833
Class B	1,236,458,728
Capital Shares Outstanding*
Class A	46,584,009
Class B	88,131,619
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.07
Class B	14.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,546,993,186.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from affiliated investments	$17,138,050

Total investment income	17,138,050
Expenses
Management fees	644,251
Administration fees	10,924
Deferred expense reimbursement	68,214
Custodian and accounting fees	12,224
Distribution and service fees—Class B	1,498,592
Audit and tax services	12,336
Legal	16,594
Trustees’ fees and expenses	29,330
Miscellaneous	6,423

Total expenses	2,298,888

Net Investment Income	14,839,162

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	87,144,068
Capital gain distributions from Affiliated Underlying Portfolios	82,767,075

Net realized gain	169,911,143

Net change in unrealized depreciation on affiliated investments	(85,471,462)

Net realized and unrealized gain	84,439,681

Net Increase in Net Assets From Operations	$99,278,843

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,839,162	$12,510,544
Net realized gain	169,911,143	87,220,247
Net change in unrealized appreciation (depreciation)	(85,471,462)	296,960,137

Increase in net assets from operations	99,278,843	396,690,928

From Distributions to Shareholders
Net investment income
Class A	(5,957,726)	(736,790)
Class B	(8,551,799)	(8,281,024)

Total distributions	(14,509,525)	(9,017,814)

Increase (decrease) in net assets from capital share transactions	(61,532,326)	415,127,110

Total increase in net assets	23,236,992	802,800,224

Net Assets
Beginning of period	1,868,663,569	1,065,863,345

End of period	$1,891,900,561	$1,868,663,569

Undistributed net investment income
End of period	$14,514,780	$14,185,143

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	600,896	$8,116,390	2,619,374	$30,726,583
Shares issued through acquisition	0	0	44,617,982	505,967,920
Reinvestments	451,343	5,957,726	67,042	736,790
Redemptions	(2,501,899)	(33,852,827)	(5,808,570)	(69,512,462)

Net increase (decrease)	(1,449,660)	$(19,778,711)	41,495,828	$467,918,831

Class B
Sales	2,998,911	$40,364,401	9,511,395	$112,021,339
Reinvestments	649,339	8,551,799	754,879	8,281,024
Redemptions	(6,720,161)	(90,669,815)	(14,650,878)	(173,094,084)

Net decrease	(3,071,911)	$(41,753,615)	(4,384,604)	$(52,791,721)

Increase (decrease) derived from capital shares transactions		$(61,532,326)		$415,127,110

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.46		$10.48	$9.03	$9.68	$8.39	$6.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.02	0.09	(0.01)	0.08	0.12
Net realized and unrealized gain (loss) on investments	0.62		3.07	1.44	(0.51)	1.33	1.96

Total from investment operations	0.74		3.09	1.53	(0.52)	1.41	2.08

Less Distributions
Distributions from net investment income	(0.13)		(0.11)	(0.08)	(0.13)	(0.12)	0.00

Total distributions	(0.13)		(0.11)	(0.08)	(0.13)	(0.12)	0.00

Net Asset Value, End of Period	$14.07		$13.46	$10.48	$9.03	$9.68	$8.39

Total Return (%) (b)	5.54	(c)	29.77	17.05	(5.57)	16.92	32.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.09	(e)	0.10	0.10	0.10	0.11	0.12
Net ratio of expenses to average net assets (%) (d)(f)	0.09	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (g)	0.84	(e)(h)	0.15	0.89	(0.08)	0.87	1.75
Portfolio turnover rate (%)	15	(c)	13	13	23	13	40
Net assets, end of period (in millions)	$655.4		$646.3	$68.5	$56.3	$1.2	$0.3

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.40		$10.43	$8.99	$9.64	$8.37	$6.31

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.13	0.07	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.63		2.93	1.43	(0.60)	1.28	1.96

Total from investment operations	0.73		3.06	1.50	(0.54)	1.37	2.06

Less Distributions
Distributions from net investment income	(0.10)		(0.09)	(0.06)	(0.11)	(0.10)	0.00

Total distributions	(0.10)		(0.09)	(0.06)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$14.03		$13.40	$10.43	$8.99	$9.64	$8.37

Total Return (%) (b)	5.46	(c)	29.51	16.74	(5.78)	16.50	32.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.34	(e)	0.35	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (d)(f)	0.34	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	0.59	(e)(h)	1.07	0.67	0.61	1.02	1.51
Portfolio turnover rate (%)	15	(c)	13	13	23	13	40
Net assets, end of period (in millions)	$1,236.5		$1,222.3	$997.4	$945.4	$798.0	$653.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$302,093,247	$0	$280,554,056

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$644,251	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class A	Class B
0.10%	0.35%

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of June 30, 2014, there were no expenses deferred in 2014 and $68,214 was repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts recouped for the six months ended June 30, 2014 are shown as Deferred expense reimbursement in the Statement of Operations.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	7,047,790	147,370	(966,995)	6,228,165
BlackRock Capital Appreciation	2,505,725	9,855	(474,562)	2,041,018
BlackRock Large Cap Value	4,688,404	2,059,427	(197,578)	6,550,253
Clarion Global Real Estate	7,979,733	215,859	(1,874,877)	6,320,715
ClearBridge Aggressive Growth	8,436,377	30,923	(849,800)	7,617,500
Frontier Mid Cap Growth	1,020,730	97,055	(320,003)	797,782
Goldman Sachs Mid Cap Value	2,389,858	539,415	(1,124,987)	1,804,286
Harris Oakmark International	4,353,531	592,772	(81,215)	4,865,088
Invesco Comstock	7,768,499	95,824	(1,621,996)	6,242,327
Invesco Mid Cap Value	—	925,304	(6,089)	919,215
Invesco Small Cap Growth	2,299,893	293,345	(126,050)	2,467,188
Jennison Growth	8,348,024	537,812	(1,273,283)	7,612,553
JPMorgan Small Cap Value	1,694,510	259,348	(39,677)	1,914,181

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Loomis Sayles Small Cap Growth	3,178,318	439,891	(1,246,714)	2,371,495
Met/Artisan International	—	5,178,561	(34,084)	5,144,477
Met/Artisan Mid Cap Value	157,150	1,259	(20,668)	137,741
Met/Dimensional International Small Company	4,456,244	485,765	(226,358)	4,715,651
MFS Emerging Markets Equity	7,754,220	505,114	(1,947,093)	6,312,241
MFS Research International	6,150,753	198,853	(1,657,032)	4,692,574
MFS Value	5,308,269	370,613	(185,920)	5,492,962
Morgan Stanley Mid Cap Growth	2,609,224	21,300	(1,546,644)	1,083,880
Neuberger Berman Genesis	1,659,725	12,482	(13,028)	1,659,179
Oppenheimer Global Equity	—	1,303,911	(8,542)	1,295,369
T. Rowe Price Large Cap Growth	5,388,791	434,396	(796,894)	5,026,293
T. Rowe Price Large Cap Value	2,924,611	47,263	(162,810)	2,809,064
T. Rowe Price Mid Cap Growth	3,454,542	364,143	(1,398,861)	2,419,824
T. Rowe Price Small Cap Growth	396,540	849,950	(19,184)	1,227,306
Third Avenue Small Cap Value	1,613,240	77,448	(40,701)	1,649,987
Van Eck Global Natural Resources	5,147,395	145,131	(316,756)	4,975,770
WMC Core Equity Opportunities	1,759,025	485,221	(47,787)	2,196,459
WMC Large Cap Research	—	4,670,695	(30,655)	4,640,040

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$1,972,808	$—	$1,027,876	$66,890,488
BlackRock Capital Appreciation	3,402,549	—	58,671	77,681,142
BlackRock Large Cap Value	687,182	13,138,759	721,057	63,340,943
Clarion Global Real Estate	8,759,468	—	1,710,981	77,049,521
ClearBridge Aggressive Growth	6,782,124	—	349,763	117,233,325
Frontier Mid Cap Growth	688,394	3,222,933	—	29,007,366
Goldman Sachs Mid Cap Value	3,524,852	7,494,875	332,342	28,200,983
Harris Oakmark International	798,914	7,672,486	2,086,188	83,874,111
Invesco Comstock	11,022,414	—	1,312,507	95,944,570
Invesco Mid Cap Value	511	—	—	18,365,918
Invesco Small Cap Growth	1,461,384	5,139,235	—	46,975,259
Jennison Growth	8,433,968	6,852,325	336,999	117,690,077
JPMorgan Small Cap Value	124,946	3,950,280	360,939	34,321,269
Loomis Sayles Small Cap Growth	3,263,172	5,792,635	—	34,007,232
Met/Artisan International	1,345	—	—	53,862,671
Met/Artisan Mid Cap Value	2,032,289	—	301,550	38,527,445
Met/Dimensional International Small Company	1,636,164	2,529,849	1,619,616	79,553,030
MFS Emerging Markets Equity	6,687,101	—	884,283	67,982,834
MFS Research International	4,415,925	—	1,768,152	56,639,364
MFS Value	1,572,906	4,449,339	1,594,652	95,467,677
Morgan Stanley Mid Cap Growth	4,893,815	—	21,999	17,797,317
Neuberger Berman Genesis	88,503	—	114,796	30,130,699
Oppenheimer Global Equity	1,496	—	—	26,930,721
T. Rowe Price Large Cap Growth	5,187,683	8,961,985	78,476	117,363,937
T. Rowe Price Large Cap Value	1,834,511	—	1,445,746	96,322,812
T. Rowe Price Mid Cap Growth	5,433,591	3,977,630	—	28,457,131
T. Rowe Price Small Cap Growth	66,127	689,238	1,545	27,614,385
Third Avenue Small Cap Value	450,207	1,349,704	93,796	34,649,719
Van Eck Global Natural Resources	1,582,933	1,195,229	384,731	78,716,684
WMC Core Equity Opportunities	334,006	6,350,573	531,385	88,561,231
WMC Large Cap Research	2,780	—	—	63,243,749

	$87,144,068	$82,767,075	$17,138,050	$1,892,403,610

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$9,017,814	$6,869,152	$—	$—	$9,017,814	$6,869,152

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,299,712	$—	$379,860,855	$(45,918,048)	$348,242,519

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$42,496,343*	$3,421,705	$45,918,048

*	The Portfolio acquired capital losses in the merger with MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund on April 29, 2011.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $78,406,352.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $73,784,334 and $1,073,640,005, respectively, acquired all of the assets and liabilities of Zenith Equity Portfolio of the Metropolitan Series Fund (“Zenith Equity”).

The acquisition was accomplished by a tax-free exchange of 44,617,982 Class A shares of the Portfolio (valued at $505,967,920) for 1,460,084 Class A shares of Zenith Equity. Each shareholder of Zenith Equity received Class A shares of the Portfolio at the Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Zenith Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Zenith Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.
Zenith Equity’s net assets on April 26, 2013, were $505,967,920 for Class A shares, including investments valued at $506,025,400 with a cost basis of $512,194,667. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Zenith Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

MIST-14

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio (formerly, MetLife Aggressive Strategy Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

The aggregate net assets of the Portfolio immediately after the acquisition were $1,653,392,259, which included $(6,169,267) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$19,768,418	(a)
Net realized and unrealized gain on investments	$425,928,242	(b)

Net increase in net assets from operations	$445,696,660

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Zenith Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$12,510,544 net investment income as reported December 31, 2013, plus $7,392,816 from Zenith Equity pre-merger net investment income, minus $80,324 in higher advisory fees, minus $54,618 of proforma additional other expenses.
(b)	$430,881,886 Unrealized appreciation as reported December 31, 2013, minus $124,708,212 pro-forma December 31, 2012 Unrealized appreciation, plus $87,220,247 net realized gain as reported December 31, 2013, plus $32,534,321 in net realized gain from Zenith Equity pre-merger.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the MetLife Balanced Plus Portfolio returned 7.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued, and in certain instances increased their accommodative stance during the first half of the year. Despite the weak first quarter, the Federal Reserve (the “Fed”) continued tapering its asset purchases and remains on track to eliminate these purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall, with the S&P 500 Index rising 6.05%, hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.93%, benefitting from rate declines across most maturities (U.S. 10-year Treasury rates declined 50 basis points) and investors beginning to embrace the view that policy rates will remain lower than historical norms suggest.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio was composed of two segments. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were invested in various fixed income instruments that served as the collateral for equity index derivative instruments purchased by the Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), to keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s total equity exposure. Combining the two sleeves, the equity exposure of the Portfolio was at its maximum of 70% for the majority of the period, with the exception of about a week long de-risking episode caused by the heightened equity volatility at the beginning of February, when the equity exposure was reduced to approximately 56%.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve generated a positive return for investors over the six month period. On a relative basis, performance was in line with expectation based on the Portfolio’s asset allocation goals. While asset allocation, specifically a modest overweight to equity and a higher allocation to high yield and foreign bonds within fixed income, proved to be beneficial, security selection detracted from performance.

From a security selection perspective, domestic equity portfolios as a whole did not add value during the first half of the year. A number of portfolios underperformed their respective asset class benchmarks, particularly those with a growth orientation, as growth-biased portfolios noticeably trailed those with a value style bias during the reporting period. The BlackRock Capital Appreciation Portfolio underperformed the Russell 1000 Growth Index by more than 500 basis points. Performance was hurt by investors escaping high-growth, high momentum stocks and investing in their value-based counterparts. The sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned, pulling down performance. Morgan Stanley Mid Cap Growth Portfolio was another portfolio that suffered from the growth sell-off. The Information Technology sector had the largest impact on its performance. Both stock selection and an overweight in the sector dampened relative results. A number of internet related stocks in the Portfolio, including FireEye, Twitter and Yandex, were among the hardest hit stocks during the sell-off, and detracted significantly from the Portfolio’s return. The Neuberger Berman Genesis Portfolio also had a negative impact on the Base Sleeve’s relative return. Its underperformance was driven by both stock selection and sector allocation. From a stock selection perspective, holdings in the Financials, Consumer Discretionary, and Health Care sectors detracted the most from performance. From a sector allocation standpoint, a lack of exposure to Real Estate Investment Trusts hurt returns. In contrast, the ClearBridge Aggressive Growth Portfolio was a big winner in the Base Sleeve. Despite a headwind from a strong growth bias, the Portfolio managed to deliver a double digit return, outpacing both growth and core indices. Outperformance was driven in large part by focusing on companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment.

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Among the underlying equity portfolios that invest outside the U.S., two sector portfolios, Clarion Global Real Estate Portfolio and Van Eck Global Natural Resources Portfolio were significant contributors to the Base Sleeve as real estate and energy stocks rallied strongly during the first half of the year. Conversely, the Harris Oakmark International Portfolio, which was the largest equity holding in the Base Sleeve, hindered relative performance of the Base Sleeve, primarily due to stock selection. Security selection in the United Kingdom, France, and the Netherlands was most challenged. The MFS Research International Portfolio was another performance detractor. The Portfolio’s overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan), real estate firm Mitsubishi Estate (Japan), and wealth management firm Julius Baer Holding (Switzerland) weakened relative results, as all three stocks underperformed the index over the period.

On the fixed income side, the BlackRock Bond Income Portfolio provided a positive contribution to the Base Sleeve, driven primarily by its positions in structured products, specifically strong security selection and sector allocation to Commercial Mortgage Backed Securities. Additionally, an allocation to Asset-Backed Securities added to performance as well, through exposure to the automotive and student loans sectors of the market. The Western Asset Management Strategic Bond Opportunities Portfolio was also additive to the Base Sleeve’s performance. An overweight exposure to high yield bonds was the single largest contributor to this Portfolio’s performance as default rates remained low and spreads tightened. The Portfolio’s non-agency Mortgage-Backed Security allocation was another major contributor to performance as the sector benefited from price improvement and positive carry. In contrast, the Met/Franklin Low Duration Total Return Portfolio and the PIMCO Total Return Portfolio both detracted from the Base Sleeve’s relative results due to their defensive duration and yield curve positioning, given the falling rates and flattening yield curve over the six month period.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s volatility management strategy resulted in an average overweight to equities during the period. The Portfolio’s overweight to U.S. equities, obtained via equity futures contracts, resulted in positive absolute and relative returns, given the outperformance of U.S. equity markets.

On the fixed income collateral front, the Portfolio outperformed its benchmark. An underweight to duration during the first half of the year detracted from performance as rates fell across the yield curve. However, the Portfolio’s overweight to intermediate maturities contributed to relative returns as the yield curve flattened during the period. Diversified duration exposure to Canada also added to returns as rates fell in concert with U.S. interest rates. Modest exposures to well capitalized financials bonds contributed to returns as the sector outperformed over the period.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Portfolio ended the period with an overweight exposure to equities as equity and fixed income volatility approached multi-year lows. In terms of the fixed income allocation, the collateral ended the period with an underweight to duration relative to the benchmark. The Portfolio was predominately overweight duration in 8- to 15-year maturities, where we see attractive opportunities for price appreciation. The collateral of the Portfolio was primarily composed of U.S. Treasuries, but also included modest exposures to high quality Corporates, Agencies, Sovereign, and Municipal bonds.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Vineer Bhansali

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory and subadvisory firms as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory and subadvisory firms undertake no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	7.31	17.65	9.03
Dow Jones Moderate Index	5.77	16.21	7.94

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
U.S. Treasury Bonds	15.5
BlackRock Bond Income Portfolio (Class A)	7.8
PIMCO Total Return Portfolio (Class A)	7.1
JPMorgan Core Bond Portfolio (Class A)	6.0
Harris Oakmark International Portfolio (Class A)	3.4
Western Asset Management U.S. Government Portfolio (Class A)	3.3
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.3
U.S. Treasury Notes	3.2
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.1
MFS Research International Portfolio (Class A)	2.5

Top Sectors

% of Net Assets
Mutual Funds	68.5
U.S. Treasury & Government Agencies	20.4
Corporate Bonds & Notes	2.9
Foreign Government	0.7
Municipals	0.3

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)(b)	Actual	0.91%	$1,000.00	$1,073.10	$4.68
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—68.5% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—68.5%
Baillie Gifford International Stock Portfolio (Class A) (a)	23,656,340	$254,069,091
BlackRock Bond Income Portfolio (Class A) (a)	7,708,252	837,732,881
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,486,736	56,585,183
BlackRock High Yield Portfolio (Class A) (b)	12,998,153	109,054,504
Clarion Global Real Estate Portfolio (Class A) (b)	12,720,280	155,060,212
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,742,120	57,591,233
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,522,402	55,354,520
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	10,742,034	167,897,997
Harris Oakmark International Portfolio (Class A) (b)	21,190,973	365,332,371
Invesco Comstock Portfolio (Class A) (b)	3,610,487	55,493,183
Invesco Small Cap Growth Portfolio (Class A) (b)	5,811,804	110,656,752
Jennison Growth Portfolio (Class A) (a)	4,481,076	69,277,439
JPMorgan Core Bond Portfolio (Class A) (b)	62,991,940	648,187,060
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,104,338	109,450,772
Met/Artisan International Portfolio (Class A) (b)	19,641,329	205,644,713
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	550,617	154,012,976
Met/Dimensional International Small Company Portfolio (Class A) (a)	8,766,315	147,887,742
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	14,406,459	149,250,916
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	36,072,978	358,926,129
Met/Templeton International Bond Portfolio (Class A) (b)	21,954,875	252,041,971
MFS Emerging Markets Equity Portfolio (Class A) (b)	14,606,057	157,307,237
MFS Research International Portfolio (Class A) (b)	22,773,661	274,878,087
MFS Value Portfolio (Class A) (a)	3,185,751	55,368,354
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	9,691,290	159,130,974
Neuberger Berman Genesis Portfolio (Class A) (a)	4,061,280	73,752,841
Oppenheimer Global Equity Portfolio (Class A) (b)	2,470,968	51,371,422
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	21,223,667	220,938,370
PIMCO Total Return Portfolio (Class A) (b)	63,850,995	762,380,883
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,626,240	55,763,780
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	7,045,716	82,857,624

Affiliated Investment Companies—(Continued)
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	4,973,175	$111,896,436
Third Avenue Small Cap Value Portfolio (Class A) (b)	5,293,766	111,169,083
Van Eck Global Natural Resources Portfolio (Class A) (a)	10,140,381	160,420,828
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	24,574,099	331,750,337
Western Asset Management U.S. Government Portfolio (Class A) (a)	29,996,393	360,856,605
WMC Core Equity Opportunities Portfolio (Class A) (a)	1,250,417	50,416,804
WMC Large Cap Research Portfolio (Class A) (b)	3,791,297	51,675,378

Total Mutual Funds (Cost $6,926,124,364)		7,391,442,688

U.S. Treasury & Government Agencies—20.4%

Federal Agencies—1.3%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19	36,000,000	36,135,144
2.375%, 01/13/22	10,500,000	10,479,336
6.250%, 07/15/32	30,000,000	41,374,290
Federal National Mortgage Association 6.625%, 11/15/30	1,300,000	1,846,181
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	22,194,587
Zero Coupon, 07/15/20	33,405,000	29,275,741

		141,305,279

U.S. Treasury—19.1%
U.S. Treasury Bonds 2.750%, 11/15/42	11,500,000	10,265,544
2.875%, 05/15/43	11,000,000	10,051,250
3.000%, 05/15/42	3,000,000	2,829,375
3.125%, 11/15/41 (c)	206,900,000	200,498,928
3.125%, 02/15/42 (c)	149,100,000	144,254,250
3.125%, 02/15/43	61,200,000	58,914,547
3.375%, 05/15/44	35,700,000	35,939,868
4.250%, 11/15/40 (c)	177,700,000	209,269,471
4.375%, 02/15/38	72,000,000	85,961,232
4.375%, 11/15/39	9,000,000	10,777,500
4.375%, 05/15/40	7,100,000	8,514,455
4.375%, 05/15/41 (c)	193,500,000	232,623,378
4.500%, 05/15/38	63,000,000	76,604,094
5.250%, 02/15/29	168,400,000	215,867,750
5.375%, 02/15/31	54,600,000	71,688,107
5.500%, 08/15/28	6,200,000	8,110,375
6.000%, 02/15/26	26,700,000	35,686,205
6.250%, 08/15/23	88,000,000	116,077,456
6.250%, 05/15/30	1,600,000	2,274,000
6.500%, 11/15/26	39,900,000	55,891,162
8.000%, 11/15/21	57,700,000	80,811,562

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 0.250%, 08/31/14 (c)	6,491,000	$6,492,772
0.250%, 09/15/14 (c) (d)	43,373,000	43,388,267
0.250%, 09/30/14	9,400,000	9,404,409
0.250%, 01/31/15	2,000,000	2,001,954
0.250%, 02/28/15	14,070,000	14,084,844
0.500%, 08/15/14 (c)	8,100,000	8,103,799
0.500%, 10/15/14	61,961,000	62,038,451
1.375%, 02/28/19	54,000,000	53,603,424
2.000%, 05/31/21	137,500,000	136,468,750
3.500%, 05/15/20	12,000,000	13,120,308
3.625%, 02/15/21	100,000	110,063
U.S. Treasury Principal Strips Zero Coupon, 11/15/27	39,600,000	26,682,282
Zero Coupon, 05/15/39	6,700,000	2,883,935
Zero Coupon, 11/15/41	24,000,000	9,370,728
Zero Coupon, 11/15/42	6,600,000	2,462,988

		2,063,127,483

Total U.S. Treasury & Government Agencies (Cost $2,220,328,257)		2,204,432,762

Corporate Bonds & Notes—2.9%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,415,065

Auto Manufacturers—0.1%
BMW U.S. Capital LLC 0.567%, 06/02/17 (e)	9,000,000	8,963,622

Banks—1.8%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	5,049,360
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	10,200,000	10,850,250
Bank of America N.A. 0.511%, 06/15/16 (e)	2,000,000	1,989,606
0.695%, 02/14/17 (e)	10,000,000	10,010,420
BNP Paribas S.A. 0.683%, 05/07/17 (e)	15,000,000	15,000,886
Credit Agricole S.A. 0.807%, 06/02/17 (144A) (e) (f)	10,000,000	9,994,180
Credit Suisse 1.375%, 05/26/17	10,000,000	10,032,140
2.300%, 05/28/19	10,700,000	10,717,184
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,656,095
Goldman Sachs Group, Inc. (The) 0.852%, 06/04/17 (e)	8,000,000	8,001,024
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,212,400
Intesa Sanpaolo S.p.A. 1.650%, 04/07/15	16,700,000	16,729,392

Banks—(Continued)
JPMorgan Chase & Co. 0.744%, 02/15/17 (e)	18,100,000	18,165,848
0.779%, 04/25/18 (e)	20,000,000	19,999,940
3.450%, 03/01/16	8,400,000	8,765,568
6.125%, 04/30/24 (e)	3,000,000	3,066,555
PNC Bank NA 2.250%, 07/02/19	8,000,000	8,042,696
Wells Fargo & Co. 5.900%, 06/15/24 (e)	8,600,000	9,122,450
Wells Fargo Bank NA 0.490%, 06/15/17 (e)	21,000,000	20,987,547

		196,393,541

Diversified Financial Services—0.3%
American Express Credit Corp. 0.781%, 03/18/19 (e)	5,000,000	5,027,750
General Electric Capital Corp. 0.457%, 01/14/16 (e)	14,500,000	14,515,501
LeasePlan Corp. NV 3.000%, 10/23/17 (144A)	5,100,000	5,310,227
MassMutual Global Funding II 2.500%, 10/17/22 (144A) (f)	4,000,000	3,849,528
Navient Corp. 4.625%, 09/25/17	1,400,000	1,475,250
6.250%, 01/25/16	1,560,000	1,657,500
8.450%, 06/15/18	5,840,000	6,905,800

		38,741,556

Electric—0.2%
Duke Energy Corp. 0.611%, 04/03/17 (e)	4,000,000	4,012,008
Electricite de France S.A. 0.688%, 01/20/17 (144A) (e)	10,000,000	10,040,540
2.150%, 01/22/19 (144A)	6,200,000	6,234,968
Ohio Power Co. 5.375%, 10/01/21	949,000	1,107,776

		21,395,292

Insurance—0.1%
New York Life Global Funding 1.125%, 03/01/17 (144A) (f)	6,000,000	6,010,716

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	5,097,750
Statoil ASA 2.450%, 01/17/23	5,400,000	5,183,222

		10,280,972

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,008,132

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.2%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	$3,062,577
Verizon Communications, Inc. 0.631%, 06/09/17 (e)	15,000,000	15,017,325

		18,079,902

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,670,000	3,645,081

Total Corporate Bonds & Notes (Cost $312,678,517)		313,933,879

Foreign Government—0.7%

Municipal—0.2%
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	7,500,000	12,064,597
6.505%, 03/01/19 (EUR)	7,500,000	12,507,274

		24,571,871

Provincial—0.5%
Province of Ontario Canada 4.600%, 06/02/39 (CAD)	8,600,000	9,190,688
4.650%, 06/02/41 (CAD)	14,800,000	16,051,492
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	26,786,374

		52,028,554

Total Foreign Government (Cost $74,772,356)		76,600,425

Municipals—0.3%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,607,080
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	1,075,560
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,563,400
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	4,355,080
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,412,025
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,174,000

Total Municipals (Cost $28,077,870)		27,187,145

Mortgage-Backed Securities—0.0%
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	100,000	108,328

Total Mortgage-Backed Securities (Cost $101,000)		108,328

Short-Term Investments—7.1%

Certificate of Deposit—0.3%
Credit Agricole CIB NY 0.559%, 11/30/15	7,000,000	6,995,986
Credit Suisse International 0.437%, 01/12/15 (e)	25,000,000	25,000,000

		31,995,986

Discount Notes—5.5%
Federal Home Loan Bank 0.045%, 07/23/14 (g)	3,300,000	3,299,909
0.056%, 07/30/14 (g)	11,572,000	11,571,478
0.057%, 08/06/14 (g)	3,500,000	3,499,801
0.060%, 08/15/14 (g)	55,500,000	55,495,838
0.075%, 10/08/14 (g)	73,200,000	73,184,903
0.076%, 11/14/14 (g)	25,900,000	25,892,564
0.077%, 11/07/14 (g)	2,900,000	2,899,200
0.080%, 11/14/14 (g)	12,000,000	11,996,373
0.082%, 10/03/14 (g)	15,000,000	14,996,788
0.090%, 02/17/11 (g)	25,000,000	24,985,563
0.097%, 09/19/14 (g)	17,000,000	16,996,336
0.120%, 03/06/15 (g)	54,400,000	54,355,029
Federal Home Loan Mortgage Corp. 0.050%, 08/19/14 (g)	28,900,000	28,898,033
0.055%, 09/11/14 (g)	6,800,000	6,799,252
0.055%, 09/24/14 (g)	700,000	699,909
0.075%, 10/24/14 (g)	33,850,000	33,841,890
0.080%, 11/12/14 (g)	28,500,000	28,491,513
0.080%, 11/24/14 (g)	800,000	799,740
0.080%, 11/26/14 (g)	63,400,000	63,379,149
0.100%, 10/23/14 (g)	68,700,000	68,678,245
Federal National Mortgage Association 0.040%, 07/16/14 (g)	700,000	699,988
0.065%, 09/24/14 (g)	200,000	199,969
0.065%, 10/07/14 (g)	7,800,000	7,798,620
0.070%, 11/17/14 (g)	17,700,000	17,695,216
0.075%, 11/19/14 (g)	13,300,000	13,296,093
0.085%, 01/05/15 (g)	24,000,000	23,989,347

		594,440,746

U.S. Treasury—1.1%
U.S. Treasury Bills 0.035%, 10/02/14 (c) (g)	1,400,000	1,399,874
0.045%, 10/30/14 (c) (g)	1,900,000	1,899,713
0.055%, 08/28/14 (c) (d) (g)	93,025,000	93,016,757
0.106%, 02/05/15 (c) (g)	25,000,000	24,984,031
0.116%, 03/05/15 (c) (g)	17,000	16,986

		121,317,361

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—0.2%
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/30/14 at 0.015% to be repurchased at $21,900,091 on 07/01/14, collateralized by $22,345,000 U.S. Treasury Note at 0.250% due 11/30/15 with a value of $22,345,608.	21,900,000	$21,900,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $537,133 on 07/01/14, collateralized by $550,000 U.S. Treasury Note at 0.625% due 08/15/16 with a value of $552,750.	537,133	537,133

		22,437,133

Total Short-Term Investments (Cost $770,191,226)		770,191,226

Total Investments—99.9% (Cost $10,332,273,590) (h)		10,783,896,453
Other assets and liabilities (net)—0.1%		12,159,501

Net Assets—100.0%		$10,796,055,954

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $208,900,411.
(d)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts. As of June 30, 2014, the market value of securities pledged was $703,057.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $19,854,424, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(g)	The rate shown represents current yield to maturity.
(h)	As of June 30, 2014, the aggregate cost of investments was $10,332,273,590. The aggregate unrealized appreciation and depreciation of investments were $583,260,366 and $(131,637,503), respectively, resulting in net unrealized appreciation of $451,622,863.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $62,545,847, which is 0.6% of net assets.
(CAD)—	Canadian Dollar
(EUR)—	Euro

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Credit Agricole S.A.	05/27/14	$10,000,000	$10,000,000	$9,994,180
MassMutual Global Funding II	10/10/12	4,000,000	3,974,757	3,849,528
New York Life Global Funding	01/16/14	6,000,000	5,988,971	6,010,716

				19,854,424

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CAD	54,420,000	Citibank N.A.	09/18/14	$49,982,366	$(920,676)
EUR	13,943,000	Barclays Bank plc	08/21/14	19,041,847	(53,903)

Net Unrealized Depreciation					$(974,579)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/14/15	1,403	USD	346,944,503	$525,985
90 Day EuroDollar Futures	03/14/16	160	USD	39,542,274	(12,274)
S&P 500 E-Mini Index Futures	09/19/14	46,357	USD	4,458,128,029	67,242,311
U.S. Treasury Long Bond Futures	09/19/14	1,592	USD	217,254,932	1,147,568

Net Unrealized Appreciation					$68,903,590

(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,391,442,688	$—	$—	$7,391,442,688
Total U.S. Treasury & Government Agencies*	—	2,204,432,762	—	2,204,432,762
Total Corporate Bonds & Notes*	—	313,933,879	—	313,933,879
Total Foreign Government*	—	76,600,425	—	76,600,425
Total Municipals	—	27,187,145	—	27,187,145
Total Mortgage-Backed Securities*	—	108,328	—	108,328
Short-Term Investments
Certificate of Deposit	—	31,995,986	—	31,995,986
Discount Notes	—	594,440,746	—	594,440,746
U.S. Treasury	—	121,317,361	—	121,317,361
Repurchase Agreements	—	22,437,133	—	22,437,133
Total Short-Term Investments	—	770,191,226	—	770,191,226
Total Investments	$7,391,442,688	$3,392,453,765	$—	$10,783,896,453

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(974,579)	$—	$(974,579)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$68,915,864	$—	$—	$68,915,864
Futures Contracts (Unrealized Depreciation)	(12,274)	—	—	(12,274)
Total Futures Contracts	$68,903,590	$—	$—	$68,903,590

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$3,392,453,765
Affiliated investments at value (b)	7,391,442,688
Cash denominated in foreign currencies (c)	518
Receivable for:
Investments sold	31,047
Fund shares sold	1,694,442
Interest	19,359,886
Variation margin on futures contracts	1,546,359

Total Assets	10,806,528,705
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	974,579
Payables for:
Investments purchased	3,162,549
Fund shares redeemed	1,820,865
Accrued expenses:
Management fees	2,124,510
Distribution and service fees	2,193,676
Deferred trustees’ fees	41,823
Other expenses	154,749

Total Liabilities	10,472,751

Net Assets	$10,796,055,954

Net assets consist of:
Paid in surplus	$9,671,045,194
Undistributed net investment income	159,595,068
Accumulated net realized gain	445,862,951
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions	519,552,741

Net Assets	$10,796,055,954

Net Assets
Class B	$10,796,055,954
Capital Shares Outstanding*
Class B	942,860,212
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,406,149,226.
(b)	Identified cost of affiliated investments was $6,926,124,364.
(c)	Identified cost of cash denominated in foreign currencies was $513.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from affiliated investments	$153,371,530
Interest	31,772,621

Total investment income	185,144,151
Expenses
Management fees	12,180,097
Administration fees	42,818
Custodian and accounting fees	113,995
Distribution and service fees—Class B	12,625,449
Audit and tax services	18,210
Legal	15,481
Trustees’ fees and expenses	21,386
Shareholder reporting	29,473
Insurance	25,320
Miscellaneous	4,732

Total expenses	25,076,961
Less management fee waiver	(198,254)

Net expenses	24,878,707

Net Investment Income	160,265,444

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(14,303,462)
Affiliated investments	133,908,232
Futures contracts	310,533,612
Foreign currency transactions	1,152,905
Capital gain distributions from affiliated Investments	164,974,942

Net realized gain	596,266,229

Net change in unrealized appreciation (depreciation) on:
Investments	175,959,786
Affiliated investments	(148,779,395)
Futures contracts	(53,198,852)
Foreign currency transactions	(1,103,092)

Net change in unrealized depreciation	(27,121,553)

Net realized and unrealized gain	569,144,676

Net Increase in Net Assets From Operations	$729,410,120

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$160,265,444	$137,634,853
Net realized gain	596,266,229	721,618,519
Net change in unrealized appreciation (depreciation)	(27,121,553)	230,990,927

Increase in net assets from operations	729,410,120	1,090,244,299

From Distributions to Shareholders
Net investment income
Class B	(183,525,044)	(94,628,528)
Net realized capital gains
Class B	(813,599,504)	(152,861,468)

Total distributions	(997,124,548)	(247,489,996)

Increase in net assets from capital share transactions	1,354,739,687	2,406,968,703

Total increase in net assets	1,087,025,259	3,249,723,006

Net Assets
Beginning of period	9,709,030,695	6,459,307,689

End of period	$10,796,055,954	$9,709,030,695

Undistributed net investment income
End of period	$159,595,068	$182,854,668

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	39,499,258	$462,155,475	205,508,134	$2,299,030,477
Reinvestments	91,900,880	997,124,548	22,747,242	247,489,996
Redemptions	(9,058,598)	(104,540,336)	(12,449,546)	(139,551,770)

Net increase	122,341,540	$1,354,739,687	215,805,830	$2,406,968,703

Increase derived from capital shares transactions		$1,354,739,687		$2,406,968,703

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.83		$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18		0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.62		1.33	1.06		(0.54)

Total from investment operations	0.80		1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.22)		(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.96)		(0.23)	0.00		0.00

Total distributions	(1.18)		(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$11.45		$11.83	$10.68		$9.46

Total Return (%) (d)	7.31	(e)	14.36	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.50	(g)	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.49	(g)	0.50	0.51		0.54	(g)
Ratio of net investment income to average net assets (%)	1.64	(g)(i)	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	11	(e)	13	13		10	(e)
Net assets, end of period (in millions)	$10,796.1		$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $22,437,133, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2014, the Portfolio held a U.S. Treasury security purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$1,673,553	Unrealized depreciation on futures contracts* (a)	$12,274
Equity	Unrealized appreciation on futures contracts* (a)	67,242,311
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	974,579

Total		$68,915,864		$986,853

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Barclays Bank plc	$53,903	$—	$—	$53,903
Citibank N.A.	920,676	—	(703,057)	217,619

	$974,579	$—	$(703,057)	$271,522

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$(352,896)	$—	$(352,896)
Forward foreign currency transactions	—	—	1,129,204	1,129,204
Futures contracts	12,687,949	297,845,663	—	310,533,612

	$12,687,949	$297,492,767	$1,129,204	$311,309,920

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$96,448	$—	$96,448
Forward foreign currency transactions	—	—	(1,060,851)	(1,060,851)
Futures contracts	5,261,679	(58,460,531)	—	(53,198,852)

	$5,261,679	$(58,364,083)	$(1,060,851)	$(54,163,255)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,600,000
Forward foreign currency transactions	98,800,712
Futures contracts long	551,762,633

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$370,299,708	$1,597,892,482	$315,403,320	$664,687,312

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2014	% per annum	Average Daily Net Assets of the Overlay Portion
$10,237,473	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the six months ended June 30, 2014	% per annum	Average Daily Net Assets of the Base Portion
$1,942,624	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period January 1, 2014 to April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	19,458,168	4,216,975	(18,803)	23,656,340
BlackRock Bond Income	7,188,496	527,358	(7,602)	7,708,252
BlackRock Capital Appreciation	1,907,264	57,613	(478,141)	1,486,736
BlackRock High Yield	11,363,638	1,673,825	(39,310)	12,998,153
Clarion Global Real Estate	12,132,224	622,034	(33,978)	12,720,280
ClearBridge Aggressive Growth	5,210,020	30,756	(1,498,656)	3,742,120
Frontier Mid Cap Growth	2,395,184	304,464	(1,177,246)	1,522,402
Goldman Sachs Mid Cap Value	11,504,649	2,985,269	(3,747,884)	10,742,034
Harris Oakmark International	17,856,588	3,349,609	(15,224)	21,190,973
Invesco Comstock	4,696,526	205,579	(1,291,618)	3,610,487

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Invesco Small Cap Growth	8,659,328	1,207,272	(4,054,796)	5,811,804
Jennison Growth	4,466,645	446,632	(432,201)	4,481,076
JPMorgan Core Bond	56,085,068	6,971,605	(64,733)	62,991,940
JPMorgan Small Cap Value	8,563,723	1,848,314	(4,307,699)	6,104,338
Met/Artisan International	—	19,656,161	(14,832)	19,641,329
Met/Artisan Mid Cap Value	352,901	198,134	(418)	550,617
Met/Dimensional International Small Company	8,230,623	543,019	(7,327)	8,766,315
Met/Eaton Vance Floating Rate	12,628,980	1,790,160	(12,681)	14,406,459
Met/Franklin Low Duration Total Return	33,306,596	2,797,257	(30,875)	36,072,978
Met/Templeton International Bond	17,197,032	4,774,361	(16,518)	21,954,875
MFS Emerging Markets Equity	13,011,556	1,640,040	(45,539)	14,606,057
MFS Research International	28,371,626	2,430,776	(8,028,741)	22,773,661
MFS Value	3,892,793	382,848	(1,089,890)	3,185,751
Morgan Stanley Mid Cap Growth	5,692,987	4,041,914	(43,611)	9,691,290
Neuberger Berman Genesis	3,921,553	142,760	(3,033)	4,061,280
Oppenheimer Global Equity	—	2,472,823	(1,855)	2,470,968
PIMCO Inflation Protected Bond	20,244,637	1,070,326	(91,296)	21,223,667
PIMCO Total Return	62,213,571	4,483,435	(2,846,011)	63,850,995
T. Rowe Price Large Cap Value	2,107,087	106,122	(586,969)	1,626,240
T. Rowe Price Mid Cap Growth	—	7,051,043	(5,327)	7,045,716
T. Rowe Price Small Cap Growth	7,511,270	866,075	(3,404,170)	4,973,175
Third Avenue Small Cap Value	8,267,816	730,763	(3,704,813)	5,293,766
Van Eck Global Natural Resources	9,583,186	591,348	(34,153)	10,140,381
Western Asset Management Strategic Bond Opportunities *	22,466,943	2,128,568	(21,412)	24,574,099
Western Asset Management U.S. Government	27,923,162	2,100,784	(27,553)	29,996,393
WMC Core Equity Opportunities	—	1,251,366	(949)	1,250,417
WMC Large Cap Research	—	3,794,155	(2,858)	3,791,297

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$36,399	$—	$2,994,493	$254,069,091
BlackRock Bond Income	(358)	—	28,275,142	837,732,881
BlackRock Capital Appreciation	4,693,496	—	46,725	56,585,183
BlackRock High Yield	19,151	4,713,612	6,420,264	109,054,504
Clarion Global Real Estate	54,943	—	2,670,766	155,060,212
ClearBridge Aggressive Growth	10,052,571	—	232,918	57,591,233
Frontier Mid Cap Growth	3,011,618	8,178,349	—	55,354,520
Goldman Sachs Mid Cap Value	11,639,294	38,258,250	1,696,467	167,897,997
Harris Oakmark International	73,089	32,935,045	8,955,204	365,332,371
Invesco Comstock	7,584,542	—	836,190	55,493,183
Invesco Small Cap Growth	14,824,224	20,278,323	—	110,656,752
Jennison Growth	830,800	3,913,726	192,478	69,277,439
JPMorgan Core Bond	(19,265)	3,369,089	10,455,793	648,187,060
JPMorgan Small Cap Value	16,028,866	21,243,132	1,940,996	109,450,772
Met/Artisan International	1,755	—	—	205,644,713
Met/Artisan Mid Cap Value	33,462	—	720,373	154,012,976
Met/Dimensional International Small Company	5,997	4,875,152	3,121,086	147,887,742
Met/Eaton Vance Floating Rate	359	594,802	5,035,990	149,250,916
Met/Franklin Low Duration Total Return	(1,080)	—	7,925,179	358,926,129
Met/Templeton International Bond	(12,994)	—	10,185,839	252,041,971
MFS Emerging Markets Equity	(56,708)	—	1,574,122	157,307,237
MFS Research International	21,334,006	—	8,577,857	274,878,087
MFS Value	5,599,813	3,391,472	1,215,510	55,368,354
Morgan Stanley Mid Cap Growth	175,188	—	51,890	159,130,974
Neuberger Berman Genesis	15,727	—	276,545	73,752,841

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Oppenheimer Global Equity	$682	$—	$—	$51,371,422
PIMCO Inflation Protected Bond	(90,155)	—	3,879,891	220,938,370
PIMCO Total Return	(1,021,366)	—	19,724,037	762,380,883
T. Rowe Price Large Cap Value	3,124,668	—	1,106,506	55,763,780
T. Rowe Price Mid Cap Growth	702	—	—	82,857,624
T. Rowe Price Small Cap Growth	13,378,309	13,627,299	30,555	111,896,436
Third Avenue Small Cap Value	22,615,416	7,282,443	506,082	111,169,083
Van Eck Global Natural Resources	(45,956)	2,314,248	744,930	160,420,828
Western Asset Management Strategic Bond Opportunities	13,666	—	17,156,785	331,750,337
Western Asset Management U.S. Government	6,608	—	6,820,917	360,856,605
WMC Core Equity Opportunities	204	—	—	50,416,804
WMC Large Cap Research	559	—	—	51,675,378

	$133,908,232	$164,974,942	$153,371,530	$7,391,442,688

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$160,802,324	$6,497	$86,687,672	$—	$247,489,996	$6,497

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$459,015,792	$536,935,400	$396,808,487	$—	$1,392,759,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-22

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 7.12%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the year, much of the United States experienced severe weather which negatively impacted growth and economic indicators. These weather impacts were felt most strongly in exports as goods were stuck in ports, in real estate which was further hurt by rising mortgage rates in the last quarter of 2013, and consumer spending on goods as foot traffic at malls was reduced. Consumer spending increased overall, however, due to a rise in heating and health care related spending. With the spring came improved employment and economic growth as signs that the U.S. recovery was still underway despite the temporary set-back. The U.S. Federal Reserve continued to taper the extraordinary liquidity measures known as quantitative easing citing improved employment and contained inflation. The market absorbed the pace of the tapering and U.S. Treasury prices rallied.

Both the U.S. and global markets were also supported by increased liquidity from additional quantitative easing by European central banks. The increased global liquidity helped boost equity and fixed income prices despite tensions in the Ukraine and Eastern Europe, failing peace talks between Israel and Palestine, and the debt crisis of Portugal and Greece reappearing in the financial press. International equities in developed markets, as represented by the MSCI EAFE Index, were up 4.8%. The U.S. equity markets were led by large and middle capitalization stocks, as represented by the S&P 500 Index up 7.1% and S&P Midcap 400 Index up 7.5%, outperforming small capitalization stocks as represented by the Russell 2000 Index up 3.2% during the period. The bond market, as represented by the Barclays U.S. Aggregate Bond Index, was up 3.9% for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) was approximately 75% of the Portfolio’s assets and was invested in a variety of the Metropolitan Series Fund index Portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equities. The asset allocation of the Base Sleeve was managed by the Investment Committee of MetLife Advisers. The second segment (the “Overlay Sleeve”) represented approximately 25% of the Portfolio’s assets. The Overlay Sleeve was invested in: equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure, interest rate derivatives used to increase duration exposure, and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance the portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity volatility contribution to overall portfolio volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. Realized equity volatility in the period was very low signaling the Portfolio to maintain its maximum equity allocation.

The Portfolio benefited from an equity exposure greater than that of the benchmark index throughout the period. Equity markets rallied and the overweight allocation to equity helped Portfolio performance. A larger exposure to interest rates relative to the benchmark index also helped total performance as rates fell and bonds and U.S. Treasury prices rallied.

Derivatives were a significant component of the Portfolio, which used both equity and interest rate futures as well as interest rate swaps to manage total market exposures. During the period, equity futures were used to increase the Portfolio’s allocation to equity. The exposure

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

from these equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. Interest rate futures and swaps were used to add additional diversification and balance the sources of risk in the Portfolio. During the period, the interest rate swaps and futures increased the total Portfolio return.

As of June 30, 2014, the Portfolio had a 69% allocation to equity and 40% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 32% in U.S. Large Cap as represented by the S&P 500 Index, 10% in U.S. Mid Cap as represented by the S&P Midcap 400 Index, 6% in U.S. Small Cap as represented by the Russell 2000 Index, and 21% in Foreign Equity as represented by the MSCE EAFE Index. The fixed income exposure was invested in an index portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory and subadvisory firms as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory and subadvisory firms undertake no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	7.12	16.83	13.30
Dow Jones Moderate Index	5.77	16.21	13.65

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.0
MetLife Stock Index Portfolio (Class A)	16.0
MSCI EAFE Index Portfolio (Class A)	11.0
MetLife Mid Cap Stock Index Portfolio (Class A)	5.0
Russell 2000 Index Portfolio (Class A)	3.0

Top Sectors

% of Net Assets
Mutual Funds	75.0
Cash & Cash Equivalents	24.9

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)(b)	Actual	0.70%	$1,000.00	$1,071.20	$3.59
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—75.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.0%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	29,235,168	$321,586,851
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	2,157,009	40,206,653
MetLife Stock Index Portfolio (Class A) (a)	2,950,037	128,651,098
MSCI EAFE Index Portfolio (Class A) (a)	6,276,589	88,437,144
Russell 2000 Index Portfolio (Class A) (a)	1,221,494	24,124,498

Total Mutual Funds (Cost $581,052,440)		603,006,244

Short-Term Investments—24.9%

Discount Notes—20.3%
Fannie Mae 0.044%, 07/23/14 (b)	7,000,000	6,999,808
0.045%, 08/20/14 (b)	2,300,000	2,299,856
0.055%, 09/22/14 (b)	10,600,000	10,598,656
0.066%, 10/15/14 (b)	20,500,000	20,496,025
0.069%, 09/24/14 (b)	18,000,000	17,997,072
0.086%, 11/19/14 (b)	2,700,000	2,699,101
0.090%, 12/03/14 (b) (c)	13,500,000	13,494,790
Federal Home Loan Bank 0.065%, 09/24/14 (b)	16,800,000	16,797,435
0.069%, 07/07/14 (b)	3,400,000	3,399,955
0.075%, 10/24/14 (b)	5,000,000	4,998,802
0.076%, 07/16/14 (b)	21,100,000	21,099,301
0.080%, 09/17/14 (b)	2,000,000	1,999,653
0.080%, 07/18/14 (b)	13,000,000	12,999,485
0.091%, 12/10/14 (b)	5,500,000	5,497,773
Freddie Mac 0.074%, 07/08/14 (b)	3,200,000	3,199,948
0.082%, 09/22/14 (b) (c)	5,400,000	5,398,979
0.086%, 11/17/14 (b)	13,000,000	12,995,734

		162,972,373

U.S. Treasury—3.7%
U.S. Treasury Bills 0.022%, 08/07/14 (b)	6,700,000	$6,699,849
0.032%, 10/16/14 (b)	4,500,000	4,499,570
0.048%, 07/10/14 (b)	9,500,000	9,499,875
0.071%, 08/21/14 (b) (d)	9,100,000	9,099,074

		29,798,368

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $7,667,056 on 07/01/14, collateralized by $7,815,000 U.S. Treasury Note at 0.250% due 03/31/15 with a value of $7,824,769.	7,667,056	7,667,056

Total Short-Term Investments (Cost $200,437,797)		200,437,797

Total Investments—99.9% (Cost $781,490,237) (e)		803,444,041
Other assets and liabilities (net)—0.1%		550,925

Net Assets—100.0%		$803,994,966

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $13,283,240.
(d)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2014, the market value of securities pledged was $8,047,223.
(e)	As of June 30, 2014, the aggregate cost of investments was $781,490,237. The aggregate unrealized appreciation and depreciation of investments were $23,116,230 and $(1,162,426), respectively, resulting in net unrealized appreciation of $21,953,804.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	09/19/14	813	USD	79,532,405	$503,380
Russell 2000 Mini Index Futures	09/19/14	205	USD	23,719,886	681,264
S&P 500 E-Mini Index Futures	09/19/14	1,295	USD	124,862,476	1,555,425
S&P Midcap 400 E-Mini Index Futures	09/19/14	309	USD	43,217,173	948,197

Net Unrealized Appreciation					$3,688,266

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.925%	01/27/24	USD	27,000,000	$846,562
Pay	3-Month USD-LIBOR	2.831%	02/10/24	USD	112,000,000	2,547,536
Pay	3-Month USD-LIBOR	2.823%	03/18/24	USD	33,000,000	709,230
Pay	3-Month USD-LIBOR	2.738%	06/11/24	USD	39,000,000	461,479
Pay	3-Month USD-LIBOR	2.740%	06/11/24	USD	23,000,000	276,489

Total						$4,841,296

(LIBOR)—	London Interbank Offered Rate
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$603,006,244	$—	$—	$603,006,244
Short-Term Investments
Discount Notes	—	162,972,373	—	162,972,373
U.S. Treasury	—	29,798,368	—	29,798,368
Repurchase Agreement	—	7,667,056	—	7,667,056
Total Short-Term Investments	—	200,437,797	—	200,437,797
Total Investments	$603,006,244	$200,437,797	$—	$803,444,041

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,688,266	$—	$—	$3,688,266
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,841,296	$—	$4,841,296

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$200,437,797
Affiliated investments at value (b)	603,006,244
Receivable for:
Fund shares sold	3,380,992
Variation margin on futures contracts	464,055
Variation margin on swap contracts	427,446
Prepaid expenses	26

Total Assets	807,716,560
Liabilities
Payables for:
Investments purchased	3,237,789
Fund shares redeemed	143,203
Accrued expenses:
Management fees	113,723
Distribution and service fees	159,925
Deferred trustees’ fees	29,198
Other expenses	37,756

Total Liabilities	3,721,594

Net Assets	$803,994,966

Net assets consist of:
Paid in surplus	$740,846,390
Undistributed net investment income	11,058,320
Accumulated net realized gain	21,606,890
Unrealized appreciation on affiliated investments, futures contracts and swap contracts	30,483,366

Net Assets	$803,994,966

Net Assets
Class B	$803,994,966
Capital Shares Outstanding*
Class B	66,995,748
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $200,437,797.
(b)	Identified cost of affiliated investments was $581,052,440.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from affiliated investments	$12,649,390
Interest	60,477

Total investment income	12,709,867
Expenses
Management fees	579,134
Administration fees	10,306
Deferred expense reimbursement	148,313
Custodian and accounting fees	16,634
Distribution and service fees—Class B	815,422
Audit and tax services	15,506
Legal	15,998
Trustees’ fees and expenses	21,299
Shareholder reporting	5,683
Insurance	391
Miscellaneous	2,628

Total expenses	1,631,314

Net Investment Income	11,078,553

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	484,738
Futures contracts	17,225,307
Swap contracts	2,501,626
Capital gain distributions from Affiliated Underlying Portfolios	5,088,240

Net realized gain	25,299,911

Net change in unrealized appreciation on:
Affiliated investments	6,907,660
Futures contracts	143,840
Swap contracts	5,211,648

Net change in unrealized appreciation	12,263,148

Net realized and unrealized gain	37,563,059

Net Increase in Net Assets From Operations	$48,641,612

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,078,553	$996,555
Net realized gain	25,299,911	7,008,062
Net change in unrealized appreciation	12,263,148	18,018,435

Increase in net assets from operations	48,641,612	26,023,052

From Distributions to Shareholders
Net investment income
Class B	0	(1,091,455)
Net realized capital gains
Class B	(2,295,613)	(8,368,510)

Total distributions	(2,295,613)	(9,459,965)

Increase in net assets from capital share transactions	272,543,485	444,674,098

Total increase in net assets	318,889,484	461,237,185

Net Assets
Beginning of period	485,105,482	23,868,297

End of period	$803,994,966	$485,105,482

Undistributed (distributions in excess of) net investment income
End of period	$11,058,320	$(20,233)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	24,460,492	$279,556,982	40,750,831	$443,879,138
Reinvestments	201,901	2,295,613	842,905	9,459,965
Redemptions	(814,600)	(9,309,110)	(795,233)	(8,665,005)

Net increase	23,847,793	$272,543,485	40,798,503	$444,674,098

Increase derived from capital shares transactions		$272,543,485		$444,674,098

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012(a)
Net Asset Value, Beginning of Period	$11.24		$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.19		0.06	(0.01)
Net realized and unrealized gain on investments	0.61		1.26	0.17

Total from investment operations	0.80		1.32	0.16

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00
Distributions from net realized capital gains	(0.04)		(0.21)	0.00

Total distributions	(0.04)		(0.24)	0.00

Net Asset Value, End of Period	$12.00		$11.24	$10.16

Total Return (%) (c)	7.12	(d)	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.50	(f)	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.50	(f)	0.54	0.60	(f)
Ratio of net investment income (loss) to average net assets (%)	1.43	(f)(h)	0.50	(0.57	) (f)
Portfolio turnover rate (%)	0	(d)(i)	0 (i)	0	(d)(j)
Net assets, end of period (in millions)	$804.0		$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(i)	Rounds to less than 1%.
(j)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to, distribution and service fees and ordinary loss netting to reduce short-term capital gains. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $7,667,056, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$4,841,296
Equity	Unrealized appreciation on futures contracts** (a)	3,688,266

Total		$8,529,562

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$259,168	$16,966,139	$17,225,307
Swap contracts	2,501,626	—	2,501,626

	$2,760,794	$16,966,139	$19,726,933

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$2,626,473	$(2,482,633)	$143,840
Swap contracts	5,211,648	—	5,211,648

	$7,838,121	$(2,482,633)	$5,355,488

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$18,799,525
Swap contracts	171,833,333

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$234,005,436	$0	$2,314,812

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by the Subadviser) for the six months ended June 30, 2014	% per annum	Average Daily Net Assets of the Overlay Portion
$409,394	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2014	% per annum	Average Daily Net Assets of the Base Portion
$169,740	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B
0.60%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of June 30, 2014, there were no expenses deferred in 2014 and $148,313 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2013, which were recovered during the six months ended June 30, 2014 was $148,313. Amounts recouped for the six months ended June 30, 2014 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Barclays Aggregate Bond Index	17,757,766	11,477,402	—	29,235,168
MetLife Mid Cap Stock Index	1,314,989	842,020	—	2,157,009
MetLife Stock Index	1,937,277	1,068,351	(55,591)	2,950,037
MSCI EAFE Index	3,508,539	2,768,050	—	6,276,589
Russell 2000 Index	734,086	487,408	—	1,221,494

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Barclays Aggregate Bond Index	$—	$—	$8,294,274	$321,586,851
MetLife Mid Cap Stock Index	—	1,657,312	365,803	40,206,653
MetLife Stock Index	484,738	2,963,185	2,019,235	128,651,098
MSCI EAFE Index	—	—	1,728,698	88,437,144
Russell 2000 Index	—	467,743	241,380	24,124,498

	$484,738	$5,088,240	$12,649,390	$603,006,244

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$4,317,731	$—	$5,142,234	$—	$9,459,965	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$830,175	$1,318,180	$14,674,455	$—	$16,822,810

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MFS Emerging Markets Equity Portfolio returned 4.77% and 4.65%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets (EM) Index1, returned 6.14%.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, markets were forced to contend with some unexpected weakness in the U.S. economy due largely to weather-related interruptions to hiring and spending plans and emerging market stresses due to imbalances and stagflationary conditions in certain emerging market countries. Equities and credit markets quickly found their footing and recovered all early-year declines, helped, in part, by the conclusion that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Federal Reserve Chair for a term beginning in early 2014.

During the early part of the reporting period, emerging markets declined on fears of the impact of less accommodative monetary policy in the U.S. and declining growth rates. Politics were also at the forefront in several emerging markets, putting downward pressure early on only to reverse course as the period progressed. The Indian Sensex Index posted sharp gains as hopes of economic revival soared following the victory of Prime Minister Narendra Modi. Ukraine elected a new president, and its crisis with Russia showed tentative signs of improvement. Increasing conflict in Iraq led to higher oil prices, which benefited producers such as Brazil and Russia. Meanwhile, news of capital market reform and an encouraging flash manufacturing Purchasing Managers Index reading supported Chinese equities.

Toward the middle of the reporting period, political instability in Ukraine briefly caused market jitters where tensions escalated following a change in government and Russia’s annexation of Crimea. Once again, the setback was short-lived as the economy regained its footing, helped in part by central bank stimulus, notably by the European Central Bank. Also, toward the end of the period, sectarian violence in Iraq and the potential threat to oil production and crude prices appeared to have become a modest concern for investors, but not enough to cause any meaningful pull-back in the equity markets as the broad U.S. equity indexes traded near their all-time highs by the end of the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Industrials sector negatively impacted performance relative to the MSCI Emerging Markets Index. The Portfolio’s holdings of weak-performing dry bulk shipping company Diana Shipping (Greece) and fittings and pipe materials producer TK Corporation (South Korea) hurt relative returns.

Stock selection in the Information Technology (“IT”) sector was another negative factor from the relative performance perspective. The Portfolio’s holdings of U.S.-based custom IT consulting and technology services provider Cognizant Technologies held back performance as the stock declined during the period. Not holding internet company Tencent Holdings (China) weakened relative results as the stock traded higher during the period.

Other stocks that detracted from relative returns included overweight positions in retail store chain Wumart (China) and Chinese coal producer China Shenhua Energy as both stocks traded lower during the period. The Portfolio’s holdings of poor performing insurance brokerage services provider Brasil Insurance Participacoes (Brazil), hotel operator Shangri-la Asia (Hong Kong), fast casual restaurants operator Ajisen China Holdings (China), and consumer and wholesale banking firm Standard Chartered (United Kingdom) also dampened relative results.

Stock selection in the Consumer Discretionary sector contributed to relative performance. Overweight positions in shares of strong-performing Brazilian educational services companies Estacio Participacoes and Kroton Educacional benefited relative returns. Holdings of logistics and distribution company Li & Fung (Hong Kong) also benefited relative performance as the stock price appreciated during the period.

Stock selection in the Financials sector was a positive factor for relative performance. Holding overweight positions in Indian banking firm Housing Development Finance Corp (HDFC) and Thai banking firm Kasikornbank aided relative results as both stocks outperformed during the period. Holdings of strong-performing Mexico-based real estate investment trust Concentradora Fibra Danhos also helped relative returns.

In other sectors, overweight positions in shares of strong-performing semiconductor packaging and testing services provider Siliconware Precision Industries (Taiwan), Indian integrated power utility company Cesc Limited, and semiconductor foundry Taiwan Semiconductor bolstered relative returns. Holdings of Japanese currency processing machines manufacturer Glory, Ltd. also benefited relative performance as the stock traded higher during the period.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

At period end, we continued to favor high quality small and mid cap opportunities with above-average growth in emerging markets where we feel we can drive value for our shareholders given our local presence. We rely on our global research platform to identify companies that meet our five key criteria: free cash flow generation, high returns on invested capital, low leverage, strong corporate governance, and attractive valuation.

MIST-1

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

The Portfolio continued to favor a number of companies with exposure to the growth of domestic consumption. In the Retailing sector, this included food and drug retailers in China and Russia, a discount retailer in South Korea, apparel manufacturers in China and Brazil, and general merchandise retailers in South Africa and Indonesia. Within the Leisure sector, the Portfolio had exposure to media companies in Malaysia and South Africa, as well as restaurants and lodging companies in Asia.

We have maintained our overweight to the Autos and Housing industries although we have changed some of the positioning. During the period we sold out of a leading Indian manufacturer of lead acid batteries for use in automobiles and industrial applications and into a Hong Kong-listed power tool manufacturer that is growing their business in North America and Europe via both the big box retail channel (such as Home Depot) and the professional channel. We also purchased a Mexican cement company on the back of what we believe will be lower debt levels going forward and increased infrastructure spend over the medium term given reforms being implemented by the current government.

Over the period, we have increased our underweight to Basic Materials as we almost halved our exposure to Metals & Mining. On the one hand, we took advantage of positive performance to trim some of our exposure to a Brazilian steel company and an Australian mineral sands miner while also lowering or exiting companies where we had concerns about both increasing capital expenditures and soft iron ore prices. We also increased our exposure to Financials where we initiated a position in a well-managed Taiwanese bank that we believe has above-average growth prospects due to its dominant share in small- and medium-sized enterprise lending and ability to increase its wealth management revenues. We also started a new position in one of the largest banks in the Philippines. The Philippines has a sound macroeconomic background for banking based on its current account surplus combined with an underpenetrated credit market and large investment needs.

As many emerging markets continue to transition from an export-driven economy to a consumption model, we believe there will be both challenges and opportunities for investors. On the basis of key structural criteria such as government debt as a percentage of gross domestic product (GDP) and fiscal balances, many emerging markets countries are on sounder footing than developed markets, while emerging market equity valuations are attractive. Rather than make a binary bet on whether economic conditions improve or deteriorate from here, we instead apply our buy criteria consistently and rely on our analysis of company fundamentals (and relative valuations) to determine how the Portfolio is ultimately positioned.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS (EM) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MFS Emerging Markets Equity Portfolio
Class A	4.77	11.54	9.55	3.45
Class B	4.65	11.36	9.29	3.20
MSCI Emerging Markets (EM) Index	6.14	14.31	9.24	5.23

1 The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception dates of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.8
Naspers, Ltd. - N Shares	3.0
Housing Development Finance Corp., Ltd.	2.9
Kia Motors Corp.	2.8
Cognizant Technology Solutions Corp. - Class A	2.6
Samsung Electronics Co., Ltd.	2.4
MediaTek, Inc.	2.3
Kasikornbank PCL (NVDR)	2.1
Li & Fung, Ltd.	1.9
Guangzhou Automobile Group Co., Ltd. - Class H	1.9

Top Countries

% of Net Assets
Brazil	12.0
Taiwan	11.8
Hong Kong	9.6
South Korea	9.4
China	8.5
Mexico	7.0
India	6.3
Russia	5.8
South Africa	5.4
Thailand	3.6

MIST-3

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.99%	$1,000.00	$1,047.70	$5.03
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class B(a)	Actual	1.24%	$1,000.00	$1,046.50	$6.29
	Hypothetical*	1.24%	$1,000.00	$1,018.65	$6.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Australia—0.5%
Iluka Resources, Ltd. (a)	1,078,273	$8,274,609

Brazil—12.0%
Abril Educacao S.A.	394,669	6,219,676
Alupar Investimento S.A.	778,915	5,710,986
Ambev S.A. (ADR)	2,833,746	19,949,572
Banco do Brasil S.A.	821,979	9,244,706
BM&FBovespa S.A.	3,191,690	16,742,108
Brasil Insurance Participacoes e Administracao S.A.	1,642,854	7,993,067
BRF S.A.	257,322	6,219,052
CCR S.A.	875,753	7,134,444
Estacio Participacoes S.A.	1,215,185	16,086,970
Gerdau S.A. (ADR) (a)	1,059,393	6,239,825
Itau Unibanco Holding S.A. (ADR)	582,214	8,372,240
Klabin S.A.	1,143,335	5,743,842
Kroton Educacional S.A.	250,020	7,011,197
M Dias Branco S.A.	242,197	10,711,695
Mills Estruturas e Servicos de Engenharia S.A.	1,154,167	13,544,942
Odontoprev S.A.	2,292,388	9,856,386
Petroleo Brasileiro S.A. (ADR)	1,595,109	23,336,445
Qualicorp S.A. (b)	583,462	6,892,219
Vale S.A. (ADR) (a)	1,292,250	17,096,467

		204,105,839

Canada—0.6%
Gran Tierra Energy, Inc. (b)	1,223,919	9,944,593

Chile—0.4%
S.A.C.I. Falabella	741,463	6,717,231

China—8.5%
51job, Inc. (ADR) (a) (b)	172,195	11,357,982
Anhui Conch Cement Co., Ltd. - Class H (a)	4,795,000	16,556,200
China Construction Bank Corp. - Class H (b)	38,125,060	28,846,126
China Pacific Insurance Group Co., Ltd. - Class H	5,866,600	20,749,884
China Shenhua Energy Co., Ltd. - Class H (b)	8,110,000	23,459,769
Guangzhou Automobile Group Co., Ltd. - Class H (a)	27,240,000	31,676,390
Haitian International Holdings, Ltd.	966,000	2,241,979
Want Want China Holdings, Ltd.	3,138,000	4,510,389
Wumart Stores, Inc. - Class H (a)	5,925,000	4,604,128

		144,002,847

Colombia—0.4%
Bancolombia S.A. (ADR)	121,896	7,045,589

Czech Republic—1.0%
Komercni Banka A/S (a)	72,567	16,691,594

Greece—0.7%
Diana Shipping, Inc. (b)	1,120,995	12,207,635

Hong Kong—9.6%
Ajisen China Holdings, Ltd. (a)	9,565,000	7,439,165

Hong Kong—(Continued)
Belle International Holdings, Ltd. (a)	12,568,000	13,943,545
China Mobile, Ltd.	1,730,000	16,795,181
Dairy Farm International Holdings, Ltd. (a)	938,100	10,006,295
First Pacific Co., Ltd.	14,586,650	16,412,635
Hang Lung Properties, Ltd.	5,095,000	15,714,685
Li & Fung, Ltd. (a)	21,554,000	31,979,752
Pacific Basin Shipping, Ltd.	2,137,373	1,329,178
Shangri-La Asia, Ltd.	2,832,000	4,453,079
Stella International Holdings, Ltd.	8,179,500	22,267,553
Techtronic Industries Co.	3,736,000	11,985,093
VTech Holdings, Ltd. (a)	773,100	10,286,034

		162,612,195

India—6.3%
CESC, Ltd.	1,580,770	18,559,763
Dabur India, Ltd.	7,107,078	22,105,963
Grasim Industries, Ltd.	46,425	2,642,303
Housing Development Finance Corp., Ltd. (b)	2,986,620	49,032,971
Reliance Industries, Ltd.	872,827	14,710,013

		107,051,013

Indonesia—0.8%
Mitra Adiperkasa Tbk PT	6,438,000	2,597,010
XL Axiata Tbk PT	27,789,500	11,953,296

		14,550,306

Japan—2.1%
GLORY, Ltd.	508,700	16,596,850
Inpex Corp.	1,232,400	18,768,684

		35,365,534

Malaysia—1.7%
Astro Malaysia Holdings Bhd	19,184,300	20,967,920
Top Glove Corp. Bhd	5,409,700	7,699,777

		28,667,697

Mexico—7.0%
America Movil S.A.B. de C.V. - Series L (ADR) (a)	478,531	9,929,518
Arca Continental S.A.B. de C.V. (a)	1,190,531	8,060,758
Bolsa Mexicana de Valores S.A.B. de C.V.	3,306,964	7,007,241
Cemex S.A.B. de C.V. (ADR) (b)	730,823	9,668,788
Compartamos S.A.B. de C.V. (a)	2,572,483	4,969,085
Concentradora Fibra Danhos S.A. de C.V.	4,108,565	11,074,615
Concentradora Fibra Hotelera Mexicana S.A. de C.V.	5,492,258	9,944,359
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	3,386,470	9,175,197
Grupo Financiero Banorte S.A.B. de C.V. - Class O	1,224,885	8,759,767
Grupo Lala S.A.B. de C.V.	2,448,300	6,474,827
Grupo Mexico S.A.B. de C.V. - Series B (a)	4,235,092	14,131,663
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,769,798	4,966,921

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Macquarie Mexico Real Estate Management S.A. de C.V. (REIT) (b)	4,413,100	$9,146,973
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	397,735	5,306,506

		118,616,218

Panama—0.4%
Copa Holdings S.A. - Class A	46,453	6,622,804

Peru—1.0%
Credicorp, Ltd.	111,108	17,273,961

Philippines—1.4%
BDO Unibank, Inc.	11,297,310	24,200,028

Poland—0.5%
Orange Polska S.A. (a)	2,757,963	8,808,956

Russia—5.8%
Gazprom OAO (ADR)	73,896	644,004
Gazprom OAO (ADR) (b)	1,360,094	11,859,915
Magnit OJSC	85,366	22,261,744
Mobile Telesystems OJSC (ADR)	687,851	13,578,179
NovaTek OAO (GDR)	55,432	6,895,741
NovaTek OAO (GDR)	77,709	9,648,932
Sberbank of Russia (b)	10,009,977	24,896,044
TMK OAO (GDR)	854,497	8,283,879

		98,068,438

South Africa—5.4%
MTN Group, Ltd.	1,015,076	21,360,642
Naspers, Ltd. - N Shares	435,142	51,219,137
Woolworths Holdings, Ltd.	2,693,683	19,797,427

		92,377,206

South Korea—9.4%
E-Mart Co., Ltd. (a)	76,661	17,467,385
Kia Motors Corp.	842,274	47,146,037
LG Chem, Ltd.	47,499	13,922,220
NAVER Corp.	28,015	23,180,887
Samsung Electronics Co., Ltd.	31,764	41,532,453
Seoul Semiconductor Co., Ltd.	262,652	9,888,308
TK Corp. (a) (b)	464,097	7,407,036

		160,544,326

Taiwan—11.8%
Cathay Financial Holding Co., Ltd.	11,204,000	17,502,189
E.Sun Financial Holding Co., Ltd.	32,123,053	20,600,551
Hon Hai Precision Industry Co., Ltd.	4,967,736	16,635,161
MediaTek, Inc.	2,284,000	38,680,557
Siliconware Precision Industries Co.	16,070,000	26,450,094
Taiwan Semiconductor Manufacturing Co., Ltd.	19,288,842	81,256,273

		201,124,825

Security Description	Shares/ Principal Amount*	Value

Thailand—3.6%
Kasikornbank PCL	1,280,100	8,087,298
Kasikornbank PCL (NVDR) (a)	5,656,400	35,557,287
Minor International PCL	19,318,650	17,410,892

		61,055,477

Turkey—2.3%
Turkcell Iletisim Hizmetleri A/S (a) (b)	4,421,684	27,655,085
Turkiye Garanti Bankasi A/S	3,073,646	12,028,332

		39,683,417

United Arab Emirates—0.7%
Lamprell plc (a) (b)	4,215,328	11,217,280

United Kingdom—3.1%
SABMiller plc	523,964	30,357,144
Standard Chartered plc (a)	1,068,406	21,744,804

		52,101,948

United States—2.6%
Cognizant Technology Solutions Corp. - Class A (b)	911,234	44,568,455

Total Common Stocks (Cost $1,542,048,557)		1,693,500,021

Short-Term Investments—7.2%

Mutual Fund—7.0%
State Street Navigator Securities Lending MET Portfolio (c)	119,501,122	119,501,122

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $3,528,218 on 07/01/14, collateralized by $3,580,000 U.S. Treasury Note at 0.625% due 07/15/16 with a value of $3,602,375.	3,528,218	3,528,218

Total Short-Term Investments (Cost $123,029,340)		123,029,340

Total Investments—106.8% (Cost $1,665,077,897) (d)		1,816,529,361
Other assets and liabilities (net)—(6.8)%		(115,536,521)

Net Assets—100.0%		$1,700,992,840

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $113,892,820 and the collateral received consisted of cash in the amount of $119,501,122. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,665,077,897. The aggregate unrealized appreciation and depreciation of investments were $229,379,471 and $(77,928,007), respectively, resulting in net unrealized appreciation of $151,451,464.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(NVDR)—	Non-Voting Depository Receipts
(REIT)—	Real Estate Investment Trust

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Banks	14.3
Semiconductors & Semiconductor Equipment	11.6
Oil, Gas & Consumable Fuels	7.0
Wireless Telecommunication Services	5.3
Automobiles	4.6
Media	4.3
Beverages	3.4
Food & Staples Retailing	3.2
Textiles, Apparel & Luxury Goods	3.2
Thrifts & Mortgage Finance	2.9

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$8,274,609	$—	$8,274,609
Brazil	204,105,839	—	—	204,105,839
Canada	9,944,593	—	—	9,944,593
Chile	6,717,231	—	—	6,717,231
China	11,357,982	132,644,865	—	144,002,847
Colombia	7,045,589	—	—	7,045,589
Czech Republic	—	16,691,594	—	16,691,594
Greece	12,207,635	—	—	12,207,635
Hong Kong	—	162,612,195	—	162,612,195
India	—	107,051,013	—	107,051,013
Indonesia	—	14,550,306	—	14,550,306
Japan	—	35,365,534	—	35,365,534
Malaysia	—	28,667,697	—	28,667,697
Mexico	118,616,218	—	—	118,616,218
Panama	6,622,804	—	—	6,622,804
Peru	17,273,961	—	—	17,273,961
Philippines	—	24,200,028	—	24,200,028
Poland	—	8,808,956	—	8,808,956
Russia	68,275,712	29,792,726	—	98,068,438
South Africa	—	92,377,206	—	92,377,206
South Korea	—	160,544,326	—	160,544,326
Taiwan	—	201,124,825	—	201,124,825
Thailand	17,410,892	43,644,585	—	61,055,477
Turkey	—	39,683,417	—	39,683,417
United Arab Emirates	—	11,217,280	—	11,217,280
United Kingdom	—	52,101,948	—	52,101,948
United States	44,568,455	—	—	44,568,455
Total Common Stocks	524,146,911	1,169,353,110	—	1,693,500,021
Short-Term Investments
Mutual Fund	119,501,122	—	—	119,501,122
Repurchase Agreement	—	3,528,218	—	3,528,218
Total Short-Term Investments	119,501,122	3,528,218	—	123,029,340
Total Investments	$643,648,033	$1,172,881,328	$—	$1,816,529,361

Collateral for securities loaned (Liability)	$—	$(119,501,122)	$—	$(119,501,122)

Transfers from Level 2 to Level 1 in the amount of $131,689,466 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,816,529,361
Cash denominated in foreign currencies (c)	3,175,892
Receivable for:
Investments sold	16,436,570
Fund shares sold	200,021
Dividends	3,482,588

Total Assets	1,839,824,432
Liabilities
Collateral for securities loaned	119,501,122
Payables for:
Investments purchased	12,425,563
Fund shares redeemed	1,816,195
Foreign taxes	3,070,801
Accrued expenses:
Management fees	1,180,622
Distribution and service fees	137,183
Deferred trustees’ fees	58,994
Other expenses	641,112

Total Liabilities	138,831,592

Net Assets	$1,700,992,840

Net assets consist of:
Paid in surplus	$1,669,625,522
Undistributed net investment income	6,371,667
Accumulated net realized loss	(123,337,217)
Unrealized appreciation on investments and foreign currency transactions (d)	148,332,868

Net Assets	$1,700,992,840

Net Assets
Class A	$1,029,648,993
Class B	671,343,847
Capital Shares Outstanding*
Class A	95,597,643
Class B	62,829,843
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.77
Class B	10.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,665,077,897.
(b)	Includes securities loaned at value of $113,892,820.
(c)	Identified cost of cash denominated in foreign currencies was $3,174,803.
(d)	Includes foreign capital gains tax of $3,070,801
Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$19,458,091
Interest	6,237
Securities lending income	222,580

Total investment income	19,686,908
Expenses
Management fees	7,210,796
Administration fees	19,502
Custodian and accounting fees	1,032,585
Distribution and service fees—Class B	787,159
Audit and tax services	24,958
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	47,957
Insurance	5,178
Miscellaneous	19,020

Total expenses	9,184,908
Less management fee waiver	(123,972)

Net expenses	9,060,936

Net Investment Income	10,625,972

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (b)	(32,073,478)
Foreign currency transactions	(41,230)

Net realized loss	(32,114,708)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	101,528,416
Foreign currency transactions	(28,777)

Net change in unrealized appreciation	101,499,639

Net realized and unrealized gain	69,384,931

Net Increase in Net Assets From Operations	$80,010,903

(a)	Net of foreign withholding taxes of $1,809,895.
(b)	Net of foreign capital gains tax of $91,235.
(c)	Includes change in foreign capital gains tax of $(2,520,592).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,625,972	$17,401,196
Net realized gain (loss)	(32,114,708)	873,278
Net change in unrealized appreciation (depreciation)	101,499,639	(74,892,557)

Increase (decrease) in net assets from operations	80,010,903	(56,618,083)

From Distributions to Shareholders
Net investment income
Class A	(11,867,740)	(12,814,992)
Class B	(5,331,917)	(6,808,230)

Total distributions	(17,199,657)	(19,623,222)

Increase (decrease) in net assets from capital share transactions	(82,574,682)	577,571,030

Total increase (decrease) in net assets	(19,763,436)	501,329,725

Net Assets
Beginning of period	1,720,756,276	1,219,426,551

End of period	$1,700,992,840	$1,720,756,276

Undistributed net investment income
End of period	$6,371,667	$12,945,352

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	7,739,258	$75,600,611	52,189,080	$548,218,608
Reinvestments	1,173,862	11,867,740	1,238,163	12,814,992
Redemptions	(16,839,999)	(170,880,766)	(2,255,649)	(23,672,218)

Net increase (decrease)	(7,926,879)	$(83,412,415)	51,171,594	$537,361,382

Class B
Sales	5,700,726	$56,290,670	11,637,181	$119,528,234
Reinvestments	531,068	5,331,917	662,924	6,808,230
Redemptions	(6,019,023)	(60,784,854)	(8,283,539)	(86,126,816)

Net increase	212,771	$837,733	4,016,566	$40,209,648

Increase (decrease) derived from capital shares transactions		$(82,574,682)		$577,571,030

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.39		$11.04	$9.36	$11.65	$9.50	$5.75

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.13	0.15	0.16	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.42		(0.64)	1.63	(2.28)	2.15	3.79

Total from investment operations	0.49		(0.51)	1.78	(2.12)	2.27	3.89

Less Distributions
Distributions from net investment income	(0.11)		(0.14)	(0.10)	(0.17)	(0.12)	(0.14)

Total distributions	(0.11)		(0.14)	(0.10)	(0.17)	(0.12)	(0.14)

Net Asset Value, End of Period	$10.77		$10.39	$11.04	$9.36	$11.65	$9.50

Total Return (%) (b)	4.77	(c)	(4.61)	19.10	(18.42)	24.00	69.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.02	1.07	1.09	1.12	1.17
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.01	1.07	1.09	1.12	1.17
Ratio of net investment income to average net assets (%)	1.35	(d)	1.28	1.50	1.50	1.19	1.39
Portfolio turnover rate (%)	27	(c)	33	29	40	35	92
Net assets, end of period (in millions)	$1,029.6		$1,075.9	$578.1	$473.5	$596.0	$419.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.30		$10.94	$9.27	$11.56	$9.44	$5.71

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.10	0.13	0.14	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.41		(0.62)	1.62	(2.28)	2.13	3.79

Total from investment operations	0.47		(0.52)	1.75	(2.14)	2.22	3.86

Less Distributions
Distributions from net investment income	(0.08)		(0.12)	(0.08)	(0.15)	(0.10)	(0.13)

Total distributions	(0.08)		(0.12)	(0.08)	(0.15)	(0.10)	(0.13)

Net Asset Value, End of Period	$10.69		$10.30	$10.94	$9.27	$11.56	$9.44

Total Return (%) (b)	4.65	(c)	(4.80)	18.90	(18.70)	23.65	68.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.25	(d)	1.27	1.32	1.34	1.37	1.42
Net ratio of expenses to average net assets (%) (e)	1.24	(d)	1.26	1.32	1.34	1.37	1.42
Ratio of net investment income to average net assets (%)	1.13	(d)	0.95	1.25	1.30	0.90	0.94
Portfolio turnover rate (%)	27	(c)	33	29	40	35	92
Net assets, end of period (in millions)	$671.3		$644.8	$641.3	$544.3	$576.5	$340.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $3,528,218, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

MIST-14

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$442,352,638	$0	$528,901,619

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $397,246 in purchases and $7,046,216 in sales of investments, which are included above.

MIST-15

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,210,796	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$19,623,222	$9,849,587	$—	$—	$19,623,222	$9,849,587

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,042,496	$—	$29,752,626	$(78,185,166)	$(31,390,044)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $319,702.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the MFS Research International Portfolio returned 2.99%, 2.85%, and 2.92%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI AC World (ex-U.S.) Index2, returned 4.78% and 5.56%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, markets were forced to contend with some unexpected weakness in the U.S. economy due largely to weather-related interruptions to hiring and spending plans and emerging market stresses due to imbalances and stagflationary conditions in certain emerging market countries. Equities and credit markets quickly found their footing and recovered all early-year declines, helped in part by the conclusion that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fededral Reserve Chair for a term beginning in early 2014.

Toward the middle of the period, political instability in Ukraine briefly caused market jitters where tensions escalated following a change in government and Russia’s annexation of Crimea. Once again, the setback was short-lived as the economy regained its footing, helped in part by central bank stimulus notably by the European Central Bank. Also toward the end of the period, sectarian violence in Iraq and the potential threat to oil production and crude prices became a modest concern for investors, but not enough to cause any meaningful pull-back in the equity markets as the broad U.S. equity indexes traded near their all-time highs by the end of the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Financials sector was a primary detractor from performance relative to the MSCI EAFE Index. The Portfolio’s overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan), real estate firm Mitsubishi Estate (Japan) and wealth management firm Julius Baer Holding (Switzerland) weakened relative results as all three stocks underperformed the index over the period.

Security selection in the Materials sector was another factor that negatively affected relative performance. Here, holdings of steel producer Gerdau (Brazil) and mining operator Rio Tinto (Australia) weighted on relative results.

Elsewhere, the Portfolio’s ownership of plant and facility service provider JGC (Japan), automobiles and motors manufacturer Honda Motor (Japan), automototive electornic part manufacturer Denso (Japan), South American McDonalds franchise operator Arcos Dorados Holdings (Argentina), and not holding integrated oil company Total (France) held back relative performance.

Stock selection in the Information Technology sector contributed to the Portfolio’s relative performance. Within the sector, the Portfolio’s holdings of strong-performing integrated circuit manufacturer MediaTek (Taiwan) boosted relative results.

Stocks in other sectors that benefited relative performance included overweight positions in pharmaceutical product and medical device maker Santen Pharmaceutical (Japan), pharmaceutical company Novartis (Switzerland), global energy and petrochemicals company Royal Dutch Shell (United Kingdom), hotel and restaurant operator Whitbread (United Kingdom), global sourcing and supply chain management company Li & Fung (Japan), and holdings of banking firm HDFC Bank (India) and commercial banking company Kasikornbank (Thailand). Additionally, the Portfolio’s avoidance of weak-performing technology investment firm SoftBank (Japan) and financial services firm Barclays (United Kingdom) supported relative performance.

The Portfolio employs a sector-neutral strategy that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities.

In Capital Goods, the Portfolio remained overweight Electricals with a focus on automation and specialty chemicals companies which were partly a play on consumer staple demand therefore maintaining our modest defensive bias. After starting a position in two emerging market names towards the latter part of 2013, we have chosen to remain on the sidelines with an eye towards adding to our exposure if weakness persists. At period end, the Portfolio was modestly underweight Autos, with a tilt towards suppliers and away from the manufacturers. Although mining capex continues to decline, the Portfolio remained overweight the mining equipment companies as we felt they were being over-discounted in the market. Lastly, we continue to believe that the Capital Goods sector may recover its premium rating to the market when and if confidence in emerging markets as the engine of global growth returns.

At period end, our focus in Consumer Cyclicals was on identifying those companies which offered the best risk-adjusted returns while also providing attractive valuations and a unique runway for growth in a fairly low-risk environment. We are not looking to buy high multiple names with lots of country risk for example, because we believe these companies amplify the risk without augmenting returns. To that end, the Portfolio sold out of the Latin American McDonalds franchise operator and redeployed those assets into a Canadian discount retailer.

At period end in Consumer Staples, we continued to believe that sentiment towards emerging markets will be the primary driver of returns for the sector. Growth in many of these names has been challenged and remained so through the first half of the year,

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

however, we believe this may be coming to an end as the impact from currency depreciation on earnings dissipates. Sentiment on local currency growth rates for many of these companies has been negative, nevertheless, we believe growth can surprise to the upside as the year unfolds. We have observed the majority of the earnings downgrades and weakness in Consumer Staples has not been driven by lack of demand but instead by currency.

In Energy, oil prices remained neutral early in the period despite Russia’s actions in the Crimea. This changed somewhat later in the period on the back of unrest in Iraq. This upwards move faded quickly however, as concerns were checked before any disturbances to oil production were recorded. The possibility of heightened geopolitical tensions may put oil supply security in the spotlight, and support the energy sector relative to the market for a brief period, but history has tended to show that the ultimate outcome of such outbreaks tends to be deflationary, with oil price spikes having a negative impact on global growth. That said, at period end, we continued to look for names which can create value under our mid-cycle macro assumptions through advantaged assets and good capital allocation, without requiring macro or geopolitical volatility to support the investment case

At period end in Financial Services, we are seeking higher quality franchises, which reflect our analyst’s conviction while not taking on large regional or country exposure. Our bias towards high quality opportunities in the Financial Services sector has resulted in us missing the rally in some of the index heavyweights in peripheral Europe, specifically Spain. We could not justify the multiples at which these banks were trading, and believe expectations for return to growth are too optimistic. From a positioning standpoint, we continued to like non-credit related exposure and as such increased the Portfolio’s exposure to the insurance names during the period. The insurers look attractive because many of these companies have fortified their balance sheets, provide attractive dividend yields and give off special dividends from time to time.

We believe the starting point for investing in Telecoms is good regulation, it shapes the investment universe and competitive positioning, allowing us to identify where we believe we have valuation opportunities. During the period the Portfolio started a new position in a Russian telecom company. Valuation is compelling with an attractive dividend and regulation in Russia being fairly benign. We would like to be more exposed to Europe as regulators could potentially agree to consolidation allowing average revenue per user (ARPU) to stabilize. The issue is that many of the operators are trading at a premium to the market where they normally trade at a discount. In emerging markets we have shifted the Portfolio’s exposure to Eastern Europe and away from Latin America.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	2.99	18.94	12.14	7.77
Class B	2.85	18.59	11.86	7.50
Class E	2.92	18.70	11.95	7.61
MSCI EAFE Index	4.78	23.57	11.77	6.93
MSCI AC World (ex-U.S.) Index	5.56	21.75	11.11	7.75

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Royal Dutch Shell plc - A Shares	3.5
Novartis AG	3.4
Nestle S.A.	2.6
HSBC Holdings plc	2.5
Rio Tinto plc	2.1
Schneider Electric SE	1.9
Westpac Banking Corp.	1.9
GlaxoSmithKline plc	1.9
KDDI Corp.	1.9
Bayer AG	1.9

Top Countries

% of Net Assets
United Kingdom	20.4
Japan	18.4
Switzerland	12.3
France	10.7
Germany	7.1
Hong Kong	4.7
Australia	3.7
Netherlands	3.6
United States	2.9
Sweden	2.5

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.69%	$1,000.00	$1,029.90	$3.47
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$1,028.50	$4.73
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

Class E(a)	Actual	0.84%	$1,000.00	$1,029.20	$4.23
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Australia—3.7%
APA Group	1,387,486	$9,013,181
Computershare, Ltd.	835,260	9,836,889
Iluka Resources, Ltd. (a)	1,993,802	15,300,329
Oil Search, Ltd.	780,051	7,115,971
Westpac Banking Corp.	1,379,333	44,102,927

		85,369,297

Austria—0.7%
Erste Group Bank AG (a)	508,867	16,461,792

Belgium—1.1%
KBC Groep NV (a) (b)	457,513	24,863,442

Brazil—2.0%
EDP - Energias do Brasil S.A.	953,182	4,680,708
Gerdau S.A. (ADR)	1,446,503	8,519,903
M Dias Branco S.A.	273,494	12,095,874
Odontoprev S.A.	1,320,319	5,676,864
Petroleo Brasileiro S.A. (ADR)	733,120	10,725,546
Telefonica Brasil S.A. (ADR)	251,526	5,158,798

		46,857,693

Canada—1.3%
Canadian Utilities, Ltd. - Class A (a)	254,718	9,548,494
Cenovus Energy, Inc.	246,991	8,006,578
Dollarama, Inc.	154,810	12,745,474

		30,300,546

Denmark—0.5%
TDC A/S	1,039,377	10,756,353

France—10.7%
BNP Paribas S.A.	439,295	29,805,862
Danone S.A.	513,628	38,120,273
Dassault Systemes S.A.	116,595	14,986,258
GDF Suez	802,760	22,071,939
L’Oreal S.A.	106,774	18,411,281
Legrand S.A.	132,544	8,102,687
LVMH Moet Hennessy Louis Vuitton S.A.	141,497	27,256,640
Pernod-Ricard S.A.	251,425	30,193,909
Schneider Electric SE	474,153	44,719,366
Technip S.A.	110,129	12,063,144

		245,731,359

Germany—7.1%
Bayer AG	307,561	43,442,502
Deutsche Wohnen AG	431,399	9,303,897
Infineon Technologies AG	1,054,650	13,184,119
Linde AG	181,657	38,630,983
ProSiebenSat.1 Media AG (a)	132,510	5,904,472
Siemens AG	304,352	40,197,156
Symrise AG	223,129	12,152,207

		162,815,336

Hong Kong—4.7%
AIA Group, Ltd.	6,489,228	32,697,083
China Resources Gas Group, Ltd.	3,194,424	10,042,649
Esprit Holdings, Ltd.	3,339,897	4,740,629
Hutchison Whampoa, Ltd.	1,548,431	21,161,700
Li & Fung, Ltd.	18,164,920	26,951,361
Sands China, Ltd.	1,811,707	13,732,183

		109,325,605

India—0.7%
HDFC Bank, Ltd. (ADR)	203,145	9,511,249
Reliance Industries, Ltd.	375,743	6,332,508

		15,843,757

Ireland—0.5%
Experian plc	746,609	12,609,945

Italy—1.0%
Telecom Italia S.p.A. - Risparmio Shares	9,354,620	9,230,959
UniCredit S.p.A.	1,727,971	14,472,923

		23,703,882

Japan—18.4%
AEON Financial Service Co., Ltd. (a)	448,199	11,743,592
Denso Corp.	791,670	37,857,122
Honda Motor Co., Ltd. (a)	1,018,531	35,628,541
Inpex Corp.	807,486	12,297,509
Japan Tobacco, Inc.	787,531	28,761,492
JGC Corp.	611,290	18,605,314
JSR Corp.	1,098,577	18,877,504
KDDI Corp.	712,360	43,545,339
Kobayashi Pharmaceutical Co., Ltd.	86,806	5,515,608
Mitsubishi Corp.	641,454	13,362,704
Mitsubishi UFJ Financial Group, Inc.	3,982,974	24,467,308
Mitsui Fudosan Co., Ltd.	525,000	17,753,766
Nippon Television Holdings, Inc.	739,085	12,839,678
Nomura Research Institute, Ltd.	339,384	10,706,336
Santen Pharmaceutical Co., Ltd.	577,809	32,543,357
Sony Financial Holdings, Inc.	494,944	8,457,790
Sumitomo Mitsui Financial Group, Inc.	753,382	31,634,655
Sundrug Co., Ltd.	268,770	11,980,647
Terumo Corp.	62,000	1,389,045
Tokyo Gas Co., Ltd.	3,137,963	18,356,618
Yamato Holdings Co., Ltd.	1,319,966	27,339,525

		423,663,450

Netherlands—3.6%
Akzo Nobel NV (a)	474,351	35,565,480
ING Groep NV (b)	2,132,117	29,915,992
Reed Elsevier NV	761,295	17,453,491

		82,934,963

Portugal—0.2%
Galp Energia SGPS S.A.	312,275	5,717,952

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Russia—0.6%
Mobile TeleSystems OJSC	902,877	$8,025,839
Sberbank of Russia (ADR)	515,639	5,212,030

		13,237,869

Singapore—1.0%
DBS Group Holdings, Ltd.	1,749,979	23,463,141

South Korea—0.7%
Kia Motors Corp.	283,738	15,882,150

Spain—0.5%
Inditex S.A.	69,699	10,747,431

Sweden—2.5%
Atlas Copco AB - A Shares (a)	1,214,574	35,059,123
Telefonaktiebolaget LM Ericsson - B Shares	1,829,104	22,116,834

		57,175,957

Switzerland—12.3%
Julius Baer Group, Ltd. (b)	376,576	15,527,585
Nestle S.A.	767,563	59,473,050
Novartis AG	857,152	77,642,685
Roche Holding AG	71,550	21,350,628
Schindler Holding AG	162,278	24,654,699
Sonova Holding AG	90,984	13,887,742
UBS AG (b)	2,143,851	39,284,131
Zurich Insurance Group AG (b)	103,381	31,168,355

		282,988,875

Taiwan—2.0%
MediaTek, Inc.	1,592,845	26,975,539
Taiwan Semiconductor Manufacturing Co., Ltd.	4,362,468	18,377,355

		45,352,894

Thailand—0.4%
Kasikornbank PCL (NVDR)	1,606,842	10,100,937

Turkey—0.6%
Turkcell Iletisim Hizmetleri A/S (b)	2,151,254	13,454,854

United Kingdom—20.4%
BG Group plc	1,166,387	24,658,942
BT Group plc	1,566,149	10,303,532
Cairn Energy plc (b)	1,047,405	3,581,530
Centrica plc	2,512,971	13,434,744
Compass Group plc	1,013,312	17,689,204
GlaxoSmithKline plc	1,635,936	43,715,208
Hiscox, Ltd. (a)	873,256	10,577,170
HSBC Holdings plc	5,599,805	56,849,746
Intu Properties plc	1,372,277	7,307,600
Prudential plc	546,706	12,540,771
Reckitt Benckiser Group plc	272,007	23,721,088
Rio Tinto plc	909,380	49,068,915
Security Description	Shares/ Principal Amount*	Value

United Kingdom—(Continued)
Royal Bank of Scotland Group plc (b)	4,781,132	26,941,946
Royal Dutch Shell plc - A Shares	1,964,003	81,246,181
Standard Chartered plc	1,005,171	20,541,483
Vodafone Group plc	6,662,761	22,265,529
Whitbread plc	373,033	28,108,395
WPP plc	820,329	17,862,627

		470,414,611

United States—2.5%
Autoliv, Inc. (a)	215,268	22,943,263
Cognizant Technology Solutions Corp. - Class A (b)	333,393	16,306,252
Joy Global, Inc. (a)	302,178	18,608,121

		57,857,636

Total Common Stocks (Cost $1,900,973,350)		2,297,631,727

Short-Term Investments—4.4%

Mutual Fund—4.0%
State Street Navigator Securities Lending MET Portfolio (c)	91,324,977	91,324,977

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $9,852,812 on 07/01/14, collateralized by $10,050,000 U.S. Treasury Floating Rate Note at 0.075% due 01/31/16 with a value of $10,050,000.	9,852,812	9,852,812

Total Short-Term Investments (Cost $101,177,789)		101,177,789

Total Investments—104.1% (Cost $2,002,151,139) (d)		2,398,809,516
Other assets and liabilities (net)—(4.1)%		(94,353,661)

Net Assets—100.0%		$2,304,455,855

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $88,238,221 and the collateral received consisted of cash in the amount of $91,324,977. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $2,002,151,139. The aggregate unrealized appreciation and depreciation of investments were $454,308,405 and $(57,650,028), respectively, resulting in net unrealized appreciation of $396,658,377.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Banks	14.7
Pharmaceuticals	9.5
Oil, Gas & Consumable Fuels	6.9
Food Products	4.7
Chemicals	4.6
Insurance	4.1
Wireless Telecommunication Services	3.8
Machinery	3.4
Metals & Mining	3.2
Industrial Conglomerates	2.7

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$85,369,297	$—	$85,369,297
Austria	—	16,461,792	—	16,461,792
Belgium	—	24,863,442	—	24,863,442
Brazil	46,857,693	—	—	46,857,693
Canada	30,300,546	—	—	30,300,546
Denmark	—	10,756,353	—	10,756,353
France	—	245,731,359	—	245,731,359
Germany	—	162,815,336	—	162,815,336
Hong Kong	—	109,325,605	—	109,325,605
India	9,511,249	6,332,508	—	15,843,757
Ireland	—	12,609,945	—	12,609,945
Italy	—	23,703,882	—	23,703,882
Japan	—	423,663,450	—	423,663,450
Netherlands	—	82,934,963	—	82,934,963
Portugal	—	5,717,952	—	5,717,952
Russia	—	13,237,869	—	13,237,869
Singapore	—	23,463,141	—	23,463,141
South Korea	—	15,882,150	—	15,882,150
Spain	—	10,747,431	—	10,747,431
Sweden	—	57,175,957	—	57,175,957
Switzerland	—	282,988,875	—	282,988,875
Taiwan	—	45,352,894	—	45,352,894
Thailand	—	10,100,937	—	10,100,937
Turkey	—	13,454,854	—	13,454,854
United Kingdom	—	470,414,611	—	470,414,611
United States	57,857,636	—	—	57,857,636
Total Common Stocks	144,527,124	2,153,104,603	—	2,297,631,727
Short-Term Investments
Mutual Fund	91,324,977	—	—	91,324,977
Repurchase Agreement	—	9,852,812	—	9,852,812
Total Short-Term Investments	91,324,977	9,852,812	—	101,177,789
Total Investments	$235,852,101	$2,162,957,415	$—	$2,398,809,516

Collateral for securities loaned (Liability)	$—	$(91,324,977)	$—	$(91,324,977)

Transfers from Level 2 to Level 1 in the amount of $30,750,677 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,398,809,516
Cash denominated in foreign currencies (c)	945,455
Receivable for:
Investments sold	4,687,635
Fund shares sold	117,224
Dividends	8,602,808

Total Assets	2,413,162,638
Liabilities
Collateral for securities loaned	91,324,977
Payables for:
Investments purchased	13,770,254
Fund shares redeemed	1,712,207
Accrued expenses:
Management fees	1,191,155
Distribution and service fees	169,044
Deferred trustees’ fees	58,994
Other expenses	480,152

Total Liabilities	108,706,783

Net Assets	$2,304,455,855

Net assets consist of:
Paid in surplus	$2,127,080,580
Undistributed net investment income	44,271,990
Accumulated net realized loss	(263,691,790)
Unrealized appreciation on investments and foreign currency transactions	396,795,075

Net Assets	$2,304,455,855

Net Assets
Class A	$1,482,671,124
Class B	810,680,560
Class E	11,104,171
Capital Shares Outstanding*
Class A	122,866,214
Class B	67,726,058
Class E	923,360
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.07
Class B	11.97
Class E	12.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,002,151,139.
(b)	Includes securities loaned at value of $88,238,221.
(c)	Identified cost of cash denominated in foreign currencies was $944,639.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$61,526,015
Securities lending income	1,091,540

Total investment income	62,617,555
Expenses
Management fees	8,314,959
Administration fees	28,086
Custodian and accounting fees	605,085
Distribution and service fees—Class B	998,118
Distribution and service fees—Class E	8,233
Audit and tax services	24,941
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	81,398
Insurance	7,653
Miscellaneous	19,499

Total expenses	10,125,725
Less management fee waiver	(768,076)

Net expenses	9,357,649

Net Investment Income	53,259,906

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	115,577,824
Futures contracts	(176,705)
Foreign currency transactions	193,637

Net realized gain	115,594,756

Net change in unrealized appreciation (depreciation) on:
Investments	(102,840,184)
Foreign currency transactions	28,845

Net change in unrealized depreciation	(102,811,339)

Net realized and unrealized gain	12,783,417

Net Increase in Net Assets From Operations	$66,043,323

(a)	Net of foreign withholding taxes of $4,133,436.
(b)	Net of foreign capital gains tax of $6,518.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,259,906	$50,083,881
Net realized gain	115,594,756	187,148,477
Net change in unrealized appreciation (depreciation)	(102,811,339)	212,438,924

Increase in net assets from operations	66,043,323	449,671,282

From Distributions to Shareholders
Net investment income
Class A	(41,393,345)	(44,608,151)
Class B	(17,466,175)	(20,387,657)
Class E	(246,156)	(305,107)

Total distributions	(59,105,676)	(65,300,915)

Decrease in net assets from capital share transactions	(272,044,518)	(401,376,154)

Total decrease in net assets	(265,106,871)	(17,005,787)

Net Assets
Beginning of period	2,569,562,726	2,586,568,513

End of period	$2,304,455,855	$2,569,562,726

Undistributed net investment income
End of period	$44,271,990	$50,117,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,091,978	$47,799,844	12,376,143	$134,933,713
Reinvestments	3,590,056	41,393,345	4,301,654	44,608,151
Redemptions	(29,168,210)	(341,690,760)	(46,440,369)	(509,482,802)

Net decrease	(21,486,176)	$(252,497,571)	(29,762,572)	$(329,940,938)

Class B
Sales	1,702,724	$19,952,758	4,666,911	$50,934,808
Reinvestments	1,525,430	17,466,175	1,981,308	20,387,657
Redemptions	(4,809,672)	(56,414,189)	(12,899,858)	(141,028,101)

Net decrease	(1,581,518)	$(18,995,256)	(6,251,639)	$(69,705,636)

Class E
Sales	20,743	$245,186	30,536	$339,355
Reinvestments	21,405	246,156	29,507	305,107
Redemptions	(89,029)	(1,043,033)	(217,118)	(2,374,042)

Net decrease	(46,881)	$(551,691)	(157,075)	$(1,729,580)

Decrease derived from capital shares transactions		$(272,044,518)		$(401,376,154)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.01		$10.34	$9.03	$10.28	$9.38	$7.41

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.23	0.25	0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.09		1.75	1.27	(1.26)	0.90	2.07

Total from investment operations	0.35		1.98	1.52	(1.04)	1.08	2.24

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.21)	(0.21)	(0.18)	(0.27)

Total distributions	(0.29)		(0.31)	(0.21)	(0.21)	(0.18)	(0.27)

Net Asset Value, End of Period	$12.07		$12.01	$10.34	$9.03	$10.28	$9.38

Total Return (%) (b)	2.99	(c)	19.58	16.97	(10.44)	11.65	31.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.77	0.78	0.81
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.70	0.70	0.73	0.75	0.80
Ratio of net investment income to average net assets (%)	4.47	(d)	2.08	2.59	2.24	1.91	2.20
Portfolio turnover rate (%)	15	(c)	34	36	39	50	72
Net assets, end of period (in millions)	$1,482.7		$1,733.3	$1,800.5	$1,804.3	$1,707.5	$1,049.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.90		$10.25	$8.95	$10.20	$9.31	$7.35

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.20	0.22	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.09		1.73	1.26	(1.26)	0.90	2.06

Total from investment operations	0.33		1.93	1.48	(1.06)	1.05	2.21

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.18)	(0.19)	(0.16)	(0.25)

Total distributions	(0.26)		(0.28)	(0.18)	(0.19)	(0.16)	(0.25)

Net Asset Value, End of Period	$11.97		$11.90	$10.25	$8.95	$10.20	$9.31

Total Return (%) (b)	2.85	(c)	19.26	16.71	(10.71)	11.40	31.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.00	1.00	1.02	1.03	1.06
Net ratio of expenses to average net assets (%) (e)	0.94	(d)	0.95	0.95	0.98	1.00	1.05
Ratio of net investment income to average net assets (%)	4.21	(d)	1.81	2.29	2.02	1.65	1.93
Portfolio turnover rate (%)	15	(c)	34	36	39	50	72
Net assets, end of period (in millions)	$810.7		$824.6	$774.5	$720.7	$775.8	$712.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.96		$10.30	$8.99	$10.24	$9.34	$7.37

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.21	0.23	0.21	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.09		1.74	1.27	(1.27)	0.90	2.06

Total from investment operations	0.34		1.95	1.50	(1.06)	1.06	2.22

Less Distributions
Distributions from net investment income	(0.27)		(0.29)	(0.19)	(0.19)	(0.16)	(0.25)

Total distributions	(0.27)		(0.29)	(0.19)	(0.19)	(0.16)	(0.25)

Net Asset Value, End of Period	$12.03		$11.96	$10.30	$8.99	$10.24	$9.34

Total Return (%) (b)	2.92	(c)	19.36	16.83	(10.62)	11.54	31.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.90	0.90	0.92	0.93	0.96
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.85	0.85	0.88	0.90	0.95
Ratio of net investment income to average net assets (%)	4.30	(d)	1.92	2.42	2.14	1.79	2.07
Portfolio turnover rate (%)	15	(c)	34	36	39	50	72
Net assets, end of period (in millions)	$11.1		$11.6	$11.6	$12.3	$17.4	$19.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $9,852,812, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $194,376,496 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $176,705 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$369,324,937	$0	$636,075,746

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $8,146,165 in purchases and $441,489 in sales of investments, which are included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $61,653,489 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$8,314,959	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $500 million
0.050%	$500 million to $1 billion
0.100%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$65,300,915	$57,221,697	$—	$—	$65,300,915	$57,221,697

MIST-18

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,933,554	$—	$454,871,604	$(343,313,647)	$170,491,511

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards $170,238,142.

As of December 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$151,249,713	$169,884,123	$22,179,811	$343,313,647

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 0.73%, 0.57%, and 0.63%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 6.51%.

MARKET ENVIRONMENT / CONDITIONS

Stocks gained in the six month period ended June 30, 2014, but the market environment was quite choppy. The harsh winter dampened economic activity and job growth in the first few months of the year. Increasing tensions between Russia and Ukraine prompted concerns about potential energy supply disruptions and the potential impact on Europe’s recovery. Investors also worried about how soon the Federal Reserve (the “Fed”) might begin raising interest rates. However, many of these uncertainties eased later in the period. Improving economic data in the spring pointed to a likely reacceleration of the U.S. economy in the second quarter. Investor confidence was also bolstered by assurances from the Fed that it could keep rates low “for a considerable time” after its bond buying stimulus program winds down.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s relative underperformance was mainly due to the Information Technology (“IT”) sector. Both stock selection and an overweight to the sector dampened relative performance. Cyber security services provider FireEye was the largest detractor within in the sector and the Portfolio overall. The stock declined in March and April amid a general sell-off in high-growth, high-valuation stocks. Its stock price saw another drop in May, when shares were pressured by the expiration of the lock-up period (which restricts certain insiders from selling shares within a certain time period following an initial public offering). We added to the position opportunistically, as we continued to believe FireEye is a leading next-generation security vendor with a disruptive technology and a large addressable market.

Another IT holding, global communication platform Twitter, was the third greatest detractor across the Portfolio during the period. In February, the company reported a mixed quarter, characterized by better-than-expected monetization but slower-than-expected monthly active user growth. A post-IPO lock-up expiration in May further pressured the shares. While we continued to closely monitor the company’s user growth profile, we remained attracted to Twitter because it has built a leading micro-blogging platform that has aggregated over 200 million users globally that are highly engaged and provide content at no cost. We believe the company benefits from network effect competitive advantages that should allow it to continue expanding its user base in both developed and developing markets, and monetize user engagement through different advertising solutions.

Russian internet search leader Yandex (not represented in the Index) was another weak performer in the IT sector and the fourth largest detractor across the Portfolio. The company’s reported results came in light of very high expectations, which led the shares to sell off in February. In March, the shares were further pressured by generally escalating political risk in Russia. We eliminated the position in Yandex in April due to the escalating political risk and in the context of other investments under consideration which we believed offered a superior risk/reward profile. Stock selection in the Consumer Discretionary sector was another relative laggard, with weakness from a holding in daily deals and local advertising leader Groupon. Groupon was the second largest detractor across the Portfolio during the period. The company reported disappointing results, characterized by slowing growth in its North American business. In February, Groupon also announced a senior executive was leaving the company, which contributed to share price volatility. The March-April sell-off in high-growth stocks also put downward pressure on Groupon shares.

An underweight position in the Energy sector was disadvantageous as well, as the sector was among the best-performing groups in the Index during the period.

However, the Health Care sector added to relative performance. A holding in genome sequencing tools developer Illumina was the leading contributor both in the sector and in the Portfolio overall.

Stock selection in the Consumer Staples sector also contributed marginally. Specialty coffee company Keurig Green Mountain added the most performance within the sector.

There were no material changes to the Portfolio’s positioning or our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

At the end of the period, the Portfolio’s largest sector weights were Information Technology, Consumer Discretionary and Health Care. The smallest sectors in the Portfolio were Energy, Consumer Staples and Materials.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	0.73	21.70	19.35	9.40	—
Class B	0.57	21.44	19.05	9.12	—
Class E	0.63	21.57	—	—	13.82
Russell Midcap Growth Index	6.51	26.04	21.16	9.83	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Illumina, Inc.	6.0
Twitter, Inc.	3.9
Intuitive Surgical, Inc.	3.6
Tesla Motors, Inc.	3.6
LinkedIn Corp. - Class A	3.5
Mead Johnson Nutrition Co.	3.2
Solera Holdings, Inc.	3.0
Workday, Inc. - Class A	2.9
athenahealth, Inc.	2.8
IHS, Inc. - Class A	2.7

Top Sectors

% of Net Assets
Information Technology	34.8
Consumer Discretionary	18.0
Health Care	17.6
Industrials	13.9
Financials	6.4
Consumer Staples	6.3
Energy	1.0
Materials	1.0

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.68%	$1,000.00	$1,007.30	$3.38
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,005.70	$4.62
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class E(a)	Actual	0.83%	$1,000.00	$1,006.30	$4.13
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
TransDigm Group, Inc.	159,965	$26,755,746

Automobiles—3.6%
Tesla Motors, Inc. (a) (b)	191,592	45,993,576

Biotechnology—1.5%
Alnylam Pharmaceuticals, Inc. (a) (b)	59,574	3,763,289
Intercept Pharmaceuticals, Inc. (a)	5,520	1,306,198
Ironwood Pharmaceuticals, Inc. (a) (b)	586,149	8,985,664
Pharmacyclics, Inc. (a) (b)	29,828	2,675,870
Seattle Genetics, Inc. (a) (b)	73,920	2,827,440

		19,558,461

Commercial Services & Supplies—3.7%
Edenred	1,122,875	34,024,188
Stericycle, Inc. (a)	113,048	13,387,144

		47,411,332

Communications Equipment—2.9%
Motorola Solutions, Inc.	433,661	28,868,813
Palo Alto Networks, Inc. (a) (b)	100,913	8,461,555

		37,330,368

Diversified Financial Services—2.5%
MSCI, Inc. (a)	690,964	31,680,699

Electrical Equipment—0.5%
SolarCity Corp. (a) (b)	84,578	5,971,207

Food Products—6.3%
Keurig Green Mountain, Inc. (b)	106,152	13,227,601
McCormick & Co., Inc.	366,805	26,259,570
Mead Johnson Nutrition Co.	439,173	40,917,748

		80,404,919

Health Care Equipment & Supplies—3.6%
Intuitive Surgical, Inc. (a)	112,604	46,370,327

Health Care Providers & Services—0.9%
Qualicorp S.A. (a)	1,016,926	12,012,568

Health Care Technology—2.8%
athenahealth, Inc. (a) (b)	286,399	35,837,107

Hotels, Restaurants & Leisure—2.9%
Dunkin’ Brands Group, Inc.	262,074	12,005,610
Panera Bread Co. - Class A (a) (b)	161,560	24,206,535

		36,212,145

Insurance—3.9%
Arch Capital Group, Ltd. (a)	429,686	24,681,164
Progressive Corp. (The)	966,954	24,521,953

		49,203,117

Internet & Catalog Retail—4.0%
ASOS plc (a)	75,568	3,819,384
Ctrip.com International, Ltd. (ADR) (a)	213,636	13,681,249
Groupon, Inc. (a) (b)	994,636	6,584,490
TripAdvisor, Inc. (a)	117,530	12,770,810
zulily, Inc. - Class A (a) (b)	341,161	13,970,543

		50,826,476

Internet Software & Services—11.9%
Dropbox, Inc. (a) (c) (d)	460,161	8,471,564
LinkedIn Corp. - Class A (a)	263,123	45,117,701
MercadoLibre, Inc. (b)	67,164	6,407,446
Pandora Media, Inc. (a) (b)	503,959	14,866,790
Qihoo 360 Technology Co., Ltd. (ADR) (a)	140,042	12,889,466
Twitter, Inc. (a)	1,211,519	49,635,933
Youku Tudou, Inc. (ADR) (a) (b)	584,657	13,949,916

		151,338,816

IT Services—4.7%
FleetCor Technologies, Inc. (a)	235,994	31,104,009
Gartner, Inc. (a)	409,933	28,908,475

		60,012,484

Life Sciences Tools & Services—6.0%
Illumina, Inc. (a) (b)	428,705	76,540,991

Machinery—2.3%
Colfax Corp. (a)	397,997	29,666,696

Media—1.0%
Aimia, Inc.	699,439	12,244,525

Multiline Retail—2.2%
Dollar Tree, Inc. (a)	517,591	28,188,006

Oil, Gas & Consumable Fuels—1.0%
Range Resources Corp.	149,232	12,975,722

Pharmaceuticals—2.6%
Endo International plc (a)	471,489	33,013,660

Professional Services—5.3%
IHS, Inc. - Class A (a)	255,593	34,676,302
Verisk Analytics, Inc. - Class A (a)	538,085	32,295,862

		66,972,164

Software—13.2%
FireEye, Inc. (a) (b)	641,216	26,001,309
NetSuite, Inc. (a) (b)	112,536	9,777,128
ServiceNow, Inc. (a) (b)	245,045	15,182,988
Solera Holdings, Inc.	567,429	38,102,857
Splunk, Inc. (a)	611,662	33,843,259
Tableau Software, Inc. - Class A (a) (b)	34,779	2,480,786
Workday, Inc. - Class A (a) (b)	413,741	37,178,766
Zynga, Inc. - Class A (a)	1,506,873	4,837,062

		167,404,155

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Notional Amount	Value

Technology Hardware, Storage & Peripherals—1.1%
3D Systems Corp. (a) (b)	113,414	$6,782,157
Stratasys, Ltd. (a) (b)	57,935	6,583,154

		13,365,311

Textiles, Apparel & Luxury Goods—4.1%
Carter’s, Inc.	404,627	27,890,939
Michael Kors Holdings, Ltd. (a)	129,281	11,460,761
Moncler S.p.A.	782,221	12,957,034

		52,308,734

Total Common Stocks (Cost $1,003,639,173)		1,229,599,312

Preferred Stocks—1.4%

Internet & Catalog Retail—0.3%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	3,862,548

Internet Software & Services—0.7%
Airbnb, Inc. - Series D (a) (c) (d)	62,712	7,659,587
Dropbox, Inc. - Series A (a) (c) (d)	51,888	955,258
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	1,434

		8,616,279

Software—0.4%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	3,319,781
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	1,068,391
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	1,068,392

		5,456,564

Total Preferred Stocks (Cost $15,635,215)		17,935,391

Purchased Options—0.0%

Call Options—0.0%
USD Currency, Strike Price CNY 6.50 Expires 12/17/14 (CNY) (Counterparty - Royal Bank of Scotland plc)	349,698,704	165,757
USD Currency, Strike Price CNY 6.62 Expires 06/17/15 (CNY) (Counterparty - Royal Bank of Scotland plc)	227,746,784	360,751

Total Purchased Options (Cost $1,913,050)		526,508

Short-Term Investments—25.1%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—23.0%
State Street Navigator Securities Lending MET Portfolio (e)	292,632,985	292,632,985

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $26,952,286 on 07/01/14, collateralized by $27,460,000 U.S. Treasury Note at 0.500% due 06/15/16 with a value of $27,494,325.	26,952,286	26,952,286

Total Short-Term Investments (Cost $319,585,271)		319,585,271

Total Investments—123.1% (Cost $1,340,772,709) (f)		1,567,646,482
Other assets and liabilities (net)—(23.1)%		(294,046,787)

Net Assets—100.0%		$1,273,599,695

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $290,016,568 and the collateral received consisted of cash in the amount of $292,632,985. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $26,406,955, which is 2.1% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 2.1% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $1,340,772,709. The aggregate unrealized appreciation and depreciation of investments were $284,240,559 and $(57,366,786), respectively, resulting in net unrealized appreciation of $226,873,773.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CNY)—	Chinese Yuan

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	62,712	$7,659,587	$7,659,587
Dropbox, Inc.	05/01/12	460,161	4,165,241	8,471,564
Dropbox, Inc. - Series A	05/25/12	51,888	470,124	955,258
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	3,862,548
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,184	3,319,781
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	1,068,391
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,068,392
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,360,725	1,434

				$26,406,955

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,755,746	$—	$—	$26,755,746
Automobiles	45,993,576	—	—	45,993,576
Biotechnology	19,558,461	—	—	19,558,461
Commercial Services & Supplies	13,387,144	34,024,188	—	47,411,332
Communications Equipment	37,330,368	—	—	37,330,368
Diversified Financial Services	31,680,699	—	—	31,680,699
Electrical Equipment	5,971,207	—	—	5,971,207
Food Products	80,404,919	—	—	80,404,919
Health Care Equipment & Supplies	46,370,327	—	—	46,370,327
Health Care Providers & Services	12,012,568	—	—	12,012,568
Health Care Technology	35,837,107	—	—	35,837,107
Hotels, Restaurants & Leisure	36,212,145	—	—	36,212,145
Insurance	49,203,117	—	—	49,203,117
Internet & Catalog Retail	47,007,092	3,819,384	—	50,826,476
Internet Software & Services	142,867,252	—	8,471,564	151,338,816
IT Services	60,012,484	—	—	60,012,484
Life Sciences Tools & Services	76,540,991	—	—	76,540,991
Machinery	29,666,696	—	—	29,666,696
Media	12,244,525	—	—	12,244,525
Multiline Retail	28,188,006	—	—	28,188,006
Oil, Gas & Consumable Fuels	12,975,722	—	—	12,975,722
Pharmaceuticals	33,013,660	—	—	33,013,660

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Professional Services	$66,972,164	$—	$—	$66,972,164
Software	167,404,155	—	—	167,404,155
Technology Hardware, Storage & Peripherals	13,365,311	—	—	13,365,311
Textiles, Apparel & Luxury Goods	39,351,700	12,957,034	—	52,308,734
Total Common Stocks	1,170,327,142	50,800,606	8,471,564	1,229,599,312
Total Preferred Stocks*	—	—	17,935,391	17,935,391
Total Purchased Options*	—	526,508	—	526,508
Short-Term Investments
Mutual Fund	292,632,985	—	—	292,632,985
Repurchase Agreement	—	26,952,286	—	26,952,286
Total Short-Term Investments	292,632,985	26,952,286	—	319,585,271
Total Investments	$1,462,960,127	$78,279,400	$26,406,955	$1,567,646,482

Collateral for securities loaned (Liability)	$—	$(292,632,985)	$—	$(292,632,985)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $10,593,610 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $13,846,233 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation from Investments Still Held at June 30, 2014
Common Stocks
Internet Software & Services	$6,322,612	$2,148,952	$—	$8,471,564	$2,148,952
Preferred Stocks
Internet & Catalog Retail	2,334,816	1,527,732	—	3,862,548	1,527,732
Internet Software & Services	799,709	156,983	7,659,587	8,616,279	156,983
Software	3,124,394	2,332,170	—	5,456,564	2,332,170

Total	$12,581,531	$6,165,837	$7,659,587	$26,406,955	$6,165,837

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; If Input Increases Then Fair Value:
Common Stocks
Internet Software & Services	$8,471,564	Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7x	16.7x	12.3x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
Preferred Stocks
Internet & Catalog Retail	3,862,548	Market Transaction Method	Precedent Transaction	$39.19	$39.19	$39.19	Increase
Internet Software & Services	7,659,587	Market Transaction Method	Precedent Transaction	$122.14	$122.14	$122.14	Increase
	1,434	Asset Approach	Net Tangible Assets	$0.00	$0.00	$0.00	Increase
		Merger & Acquisition Transaction	Sale/Merger Scenerio	$0.17	$0.17	$0.17	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
	955,258		Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7x	16.7x	12.3x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
		Market Transaction Method	Precedent Transaction	$19.10	$19.10	$19.10	Increase
Software	5,456,564	Market Transaction Method	Precedent Transaction	$6.13	$6.13	$6.13	Increase

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,567,646,482
Cash denominated in foreign currencies (c)	100,288
Receivable for:
Fund shares sold	353,928
Dividends	315,629

Total Assets	1,568,416,327
Liabilities
Cash collateral for options contracts	660,000
Collateral for securities loaned	292,632,985
Payables for:
Fund shares redeemed	476,471
Accrued expenses:
Management fees	643,072
Distribution and service fees	85,874
Deferred trustees’ fees	63,672
Other expenses	254,558

Total Liabilities	294,816,632

Net Assets	$1,273,599,695

Net assets consist of:
Paid in surplus	$1,218,055,863
Undistributed net investment income	5,239,898
Accumulated net realized loss	(176,569,784)
Unrealized appreciation on investments and foreign currency transactions	226,873,718

Net Assets	$1,273,599,695

Net Assets
Class A	$834,476,525
Class B	422,184,175
Class E	16,938,995
Capital Shares Outstanding*
Class A	50,820,207
Class B	26,618,326
Class E	1,054,674
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.42
Class B	15.86
Class E	16.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,340,772,709.
(b)	Includes securities loaned at value of $290,016,568.
(c)	Identified cost of cash denominated in foreign currencies was $100,382.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$8,620,129
Securities lending income	1,054,033

Total investment income	9,674,162
Expenses
Management fees	4,168,774
Administration fees	15,207
Custodian and accounting fees	76,538
Distribution and service fees—Class B	512,764
Distribution and service fees—Class E	12,704
Audit and tax services	18,135
Legal	15,668
Trustees’ fees and expenses	22,575
Shareholder reporting	107,559
Insurance	3,864
Miscellaneous	6,880

Total expenses	4,960,668
Less management fee waiver	(49,589)

Net expenses	4,911,079

Net Investment Income	4,763,083

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	120,322,901
Foreign currency transactions	(24,127)

Net realized gain	120,298,774

Net change in unrealized depreciation on:
Investments	(120,538,574)
Foreign currency transactions	(105)

Net change in unrealized depreciation	(120,538,679)

Net realized and unrealized loss	(239,905)

Net Increase in Net Assets From Operations	$4,523,178

(a)	Net of foreign withholding taxes of $237,306.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,763,083	$1,102,227
Net realized gain	120,298,774	94,629,291
Net change in unrealized appreciation (depreciation)	(120,538,679)	297,439,118

Increase in net assets from operations	4,523,178	393,170,636

From Distributions to Shareholders
Net investment income
Class A	(498,712)	(6,497,822)
Class B	0	(2,272,736)
Class E	0	(112,563)

Total distributions	(498,712)	(8,883,121)

Increase (decrease) in net assets from capital share transactions	(100,288,267)	5,489,561

Total increase (decrease) in net assets	(96,263,801)	389,777,076

Net Assets
Beginning of period	1,369,863,496	980,086,420

End of period	$1,273,599,695	$1,369,863,496

Undistributed net investment income
End of period	$5,239,898	$975,527

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,785,104	$73,330,689	8,104,680	$106,443,709
Reinvestments	32,405	498,712	517,755	6,497,822
Redemptions	(11,027,538)	(170,602,844)	(6,562,107)	(91,389,007)

Net increase (decrease)	(6,210,029)	$(96,773,443)	2,060,328	$21,552,524

Class B
Sales	1,665,408	$25,828,970	3,163,679	$41,636,207
Reinvestments	0	0	186,903	2,272,736
Redemptions	(1,807,607)	(28,610,268)	(4,190,310)	(56,715,853)

Net decrease	(142,199)	$(2,781,298)	(839,728)	$(12,806,910)

Class E
Sales	60,044	$974,406	32,882	$458,276
Reinvestments	0	0	9,151	112,563
Redemptions	(107,910)	(1,707,932)	(283,192)	(3,826,892)

Net decrease	(47,866)	$(733,526)	(241,159)	$(3,256,053)

Increase (decrease) derived from capital shares transactions		$(100,288,267)		$5,489,561

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$16.31		$11.81	$10.78	$11.91		$9.01		$5.71

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.02	0.12	0.03		0.07		0.02
Net realized and unrealized gain (loss) on investments	0.06		4.59	0.91	(0.75)		2.85		3.28

Total from investment operations	0.12		4.61	1.03	(0.72)		2.92		3.30

Less Distributions
Distributions from net investment income	(0.01)		(0.11)	0.00	(0.09)		(0.02)		(0.00	)(b)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.32)		0.00		0.00

Total distributions	(0.01)		(0.11)	0.00	(0.41)		(0.02)		(0.00	)(b)

Net Asset Value, End of Period	$16.42		$16.31	$11.81	$10.78		$11.91		$9.01

Total Return (%) (c)	0.73	(d)	39.30	9.55	(6.67)		32.41		57.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.69	0.72	0.72		0.80		0.90
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.71	0.71		0.78		0.90
Ratio of net investment income to average net assets (%)	0.80	(e)	0.17	1.07	0.22		0.63		0.24
Portfolio turnover rate (%)	22	(d)	56	36	34		48		33
Net assets, end of period (in millions)	$834.5		$930.3	$649.3	$539.5		$567.5		$21.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$15.77		$11.42	$10.45	$11.57		$8.76		$5.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		(0.01)	0.09	(0.00	)(g)	0.02		0.00	(g)
Net realized and unrealized gain (loss) on investments	0.04		4.44	0.88	(0.73)		2.79		3.19

Total from investment operations	0.09		4.43	0.97	(0.73)		2.81		3.19

Less Distributions
Distributions from net investment income	0.00		(0.08)	0.00	(0.07)		(0.00	)(b)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.32)		0.00		0.00

Total distributions	0.00		(0.08)	0.00	(0.39)		(0.00	)(b)	0.00

Net Asset Value, End of Period	$15.86		$15.77	$11.42	$10.45		$11.57		$8.76

Total Return (%) (c)	0.57	(d)	39.02	9.28	(6.92)		32.09		57.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.94	0.97	0.97		1.05		1.15
Net ratio of expenses to average net assets (%) (f)	0.93	(e)	0.93	0.96	0.96		1.03		1.15
Ratio of net investment income (loss) to average net assets (%)	0.60	(e)	(0.08)	0.80	(0.03)		0.24		0.00	(h)
Portfolio turnover rate (%)	22	(d)	56	36	34		48		33
Net assets, end of period (in millions)	$422.2		$421.9	$315.3	$251.4		$237.9		$107.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010(i)
Net Asset Value, Beginning of Period	$15.96		$11.56	$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.00 (g)	0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.05		4.49	0.90	(0.74)	1.94

Total from investment operations	0.10		4.49	1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	0.00		(0.09)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.32)	0.00

Total distributions	0.00		(0.09)	0.00	(0.40)	0.00

Net Asset Value, End of Period	$16.06		$15.96	$11.56	$10.56	$11.69

Total Return (%) (c)	0.63	(d)	39.06	9.47	(6.87)	20.39	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.84	0.87	0.87	0.95	(e)
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.83	0.86	0.86	0.93	(e)
Ratio of net investment income to average net assets (%)	0.68	(e)	0.03	0.87	0.06	0.50	(e)
Portfolio turnover rate (%)	22	(d)	56	36	34	48
Net assets, end of period (in millions)	$16.9		$17.6	$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income to average net assets was less than 0.01%.
(i)	Commencement of operations was April 27, 2010.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.
Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REITs) and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $26,952,286, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$526,508

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$526,508	$—	$(526,508)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$(702,224)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$387,656,501

‡	Averages are based on activity levels during the period.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$284,695,000	$0	$381,178,848

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $5,801,095 in purchases and $15,373,874 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,168,774	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$8,883,121	$—	$—	$—	$8,883,121	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,036,337	$—	$347,521,255	$(296,978,225)	$51,579,367

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $95,028,969.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/15	Expiring 12/31/16		Total
$88,898,157*	$208,080,068	*	$296,978,225

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 4.56%, 4.45%, and 4.50%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 6.18%.

MARKET ENVIRONMENT / CONDITIONS

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Prior to the start of 2014, the U.S. Federal Reserve (the “Fed”) began tapering its quantitative easing program. This move persuaded investors that after years of interest rates near all-time lows, the Fed may finally be headed down the path to interest-rate normalization. This, in concert with a weak December 2013 employment report in the U.S. and concerns in emerging markets, weighed on equity markets early this reporting period. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Fed also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The most significant detractors from the Portfolio’s performance were Financials stocks Deutsche Bank AG (Germany) and Sumitomo Mitsui Financial Group, Inc. (Japan), Industrials stock Airbus Group NV (France), Information Technology stock SAP AG (Germany), and Consumer Discretionary stock Tod’s SpA (Italy). Deutsche Bank, a German-based global investment bank, has suffered from concerns over whether its capital levels are sufficient to meet its needs. Investor sentiment around this issue was heightened by the recent prosecutions of Credit Suisse and BNP in the U.S. and the heavy fines involved. During the reporting period, Deutsche Bank raised over $10 billion in additional capital, increasing its equity level significantly. Sumitomo Mitsui Financial Group is the eighth largest bank in the world by market capitalization. The stock price was weak in the early going of 2014, in tandem with the Japanese market, which also pulled back. The company is taking steps to expand in Asia ahead of the creation of the Asian Economic Community in 2015, most recently via an acquisition in Thailand. Airbus Group is the maker of Airbus airplanes and is one of the leading defense companies in Europe. After rallying throughout 2013, shares of Airbus were volatile over the first half of 2014. SAP is a leading provider of enterprise resource planning (ERP) software used to integrate back-office functions such as distribution, accounting, human resources, and manufacturing. SAP’s shares experienced volatility partly due to a strong euro. Tod’s is a luxury goods company, maker of the iconic driving shoe and a leading leather goods and accessories maker. A slowdown in Europe and China has impacted growth rates which led to stock price declines.

During the reporting period, top contributors to Portfolio performance included Health Care stocks Shire plc (United Kingdom) and Allergan, Inc. (United States), Financials stock ICICI Bank, Ltd. (India) and U.S.-based Information Technology stocks Adobe Systems, Inc. and Maxim Integrated Products, Inc. Shire is a Dublin-based company that develops, licenses and markets prescription medicines. The company focuses on attention deficit and hyperactivity disorders as well as gastrointestinal and renal diseases. The pharmaceuticals industry is undergoing a phase of consolidation. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. The company is a diversified health care company that develops pharmaceuticals, medical devices and over-the-counter products. They address several specialty markets such as obesity, medical aesthetics, and dermatology. During the reporting period, Allergan became the subject of a bid from pharmaceutical company Valeant and the hedge fund Pershing Square. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. Diversified software company Adobe Systems rallied after reporting strong earnings. Strong adoption of Adobe’s Creative Cloud and Marketing Cloud suites benefited its results. Maxim Integrated Products is an analog circuit maker whose products serve the communications, computing, consumer and industrial markets. High end handset makers are finding value in the use of Maxim’s offerings, in addition to broadening industrial applications.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary, and Industrials. The Portfolio was underweight all other sectors of the

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

Index. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Sweden, Spain, and Brazil, with its most significant underweight positions in the United States, Canada, Australia, and the United Kingdom. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	4.56	23.23	16.52	9.18
Class B	4.45	23.00	16.25	8.91
Class E	4.50	23.09	16.36	9.02
MSCI ACWI (All Country World Index)	6.18	22.95	14.28	7.46

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson - B Shares	2.7
McGraw Hill Financial, Inc.	2.1
Walt Disney Co. (The)	2.1
Bayerische Motoren Werke (BMW) AG	2.0
SAP AG	1.9
LVMH Moet Hennessy Louis Vuitton S.A.	1.9
eBay, Inc.	1.9
UBS AG	1.9
Colgate-Palmolive Co.	1.8
Airbus Group NV	1.8

Top Countries

% of Net Assets
United States	41.5
Germany	10.8
Japan	9.5
France	6.2
Switzerland	5.6
Sweden	4.1
United Kingdom	3.9
Spain	3.8
Brazil	3.7
India	3.0

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.71%	$1,000.00	$1,045.60	$3.60
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B(a)	Actual	0.96%	$1,000.00	$1,044.50	$4.87
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class E(a)	Actual	0.86%	$1,000.00	$1,045.00	$4.36
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Brazil—3.7%
Ambev S.A. (ADR)	1,187,760	$8,361,830
BM&FBovespa S.A.	1,992,100	10,449,622
Embraer S.A. (ADR)	314,670	11,463,428
Itau Unibanco Holding S.A. (ADR)	803,227	11,550,399
Vale S.A. (ADR) (a)	416,700	5,512,941

		47,338,220

Canada—0.7%
Lululemon Athletica, Inc. (a) (b)	153,940	6,231,491
Theravance Biopharma, Inc. (a) (b)	70,625	2,251,525

		8,483,016

China—0.3%
JD.com, Inc. (ADR) (b)	119,655	3,411,364

Denmark—0.5%
FLSmidth & Co. A/S (a)	123,883	6,924,822

France—6.2%
Kering	98,675	21,622,789
LVMH Moet Hennessy Louis Vuitton S.A.	125,901	24,252,375
Societe Generale S.A.	192,020	10,041,655
Technip S.A.	212,531	23,279,899

		79,196,718

Germany—8.8%
Allianz SE	122,773	20,462,045
Bayer AG	139,020	19,636,354
Deutsche Bank AG	513,191	18,055,206
Linde AG	65,070	13,837,716
SAP AG	324,127	25,034,933
Siemens AG	127,509	16,840,695

		113,866,949

India—3.0%
DLF, Ltd.	3,428,629	12,225,547
ICICI Bank, Ltd. (ADR)	365,520	18,239,448
Zee Entertainment Enterprises, Ltd.	1,719,150	8,374,818

		38,839,813

Ireland—1.3%
Shire plc	212,949	16,697,534

Italy—1.4%
Brunello Cucinelli S.p.A. (a)	34,807	791,121
Gtech S.p.A.	141,717	3,463,623
Prysmian S.p.A.	227,951	5,144,597
Tod’s S.p.A. (a)	66,913	8,515,828

		17,915,169

Japan—9.5%
Dai-ichi Life Insurance Co., Ltd. (The)	925,000	13,811,110
FANUC Corp.	47,500	8,208,407
KDDI Corp.	325,970	19,925,984

Japan—(Continued)
Keyence Corp.	41,300	$18,065,028
Kyocera Corp.	265,400	12,626,498
Murata Manufacturing Co., Ltd.	210,900	19,782,616
Nidec Corp. (a)	247,600	15,223,652
Seibu Holdings, Inc. (a)	184,600	3,831,481
Sumitomo Mitsui Financial Group, Inc.	253,500	10,644,514

		122,119,290

Mexico—0.9%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	125,584	11,760,942

Netherlands—1.8%
Airbus Group NV	352,343	23,648,544

Russia—1.4%
Alrosa AO	3,607,049	4,437,810
Gazprom OAO (ADR)	154,264	1,344,411
Gazprom OAO (ADR)	527,190	4,597,056
Moscow Exchange MICEX-RTS OAO	4,089,121	8,118,062

		18,497,339

Spain—3.8%
Banco Bilbao Vizcaya Argentaria S.A.	1,388,766	17,680,163
Inditex S.A.	140,640	21,686,375
Repsol S.A.	364,155	9,621,084

		48,987,622

Sweden—4.1%
Assa Abloy AB - Class B	366,361	18,620,774
Telefonaktiebolaget LM Ericsson - B Shares	2,843,301	34,380,121

		53,000,895

Switzerland—5.6%
Credit Suisse Group AG (b)	398,779	11,355,383
Nestle S.A.	165,666	12,836,292
Roche Holding AG	51,944	15,500,168
Transocean, Ltd. (a)	193,938	8,733,028
UBS AG (b)	1,315,489	24,105,146

		72,530,017

United Kingdom—3.9%
Circassia Pharmaceuticals plc (b)	1,046,375	4,938,861
Prudential plc	977,032	22,411,927
Unilever plc	501,364	22,734,455

		50,085,243

United States—40.5%
3M Co.	114,200	16,358,008
Adobe Systems, Inc. (b)	299,630	21,681,227
Aetna, Inc.	254,150	20,606,482
Allergan, Inc.	79,560	13,463,143
Altera Corp.	607,530	21,117,743
Biogen Idec, Inc. (b)	30,190	9,519,209

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
Celldex Therapeutics, Inc. (a) (b)	479,210	$7,820,707
Citigroup, Inc.	468,880	22,084,248
Clovis Oncology, Inc. (a) (b)	73,720	3,052,745
Colgate-Palmolive Co.	349,850	23,852,773
eBay, Inc. (b)	482,790	24,168,468
Emerson Electric Co.	169,480	11,246,693
Facebook, Inc. - Class A (b)	254,410	17,119,249
Fidelity National Financial, Inc. - Class A (a)	264,690	8,671,244
Fusion-io, Inc. (b)	455,190	5,143,647
Gilead Sciences, Inc. (b)	198,900	16,490,799
Goldman Sachs Group, Inc. (The)	77,670	13,005,065
Google, Inc. - Class A (b)	31,050	18,154,004
Google, Inc. - Class C (b)	31,050	17,862,444
Intuit, Inc.	240,140	19,338,474
Juniper Networks, Inc. (b)	418,230	10,263,364
Maxim Integrated Products, Inc.	587,980	19,879,604
McDonald’s Corp.	124,680	12,560,263
McGraw Hill Financial, Inc.	333,500	27,690,505
Medivation, Inc. (a) (b)	60,730	4,681,068
Microsoft Corp.	353,690	14,748,873
St. Jude Medical, Inc.	119,350	8,264,988
Theravance, Inc. (a) (b)	247,190	7,361,318
Tiffany & Co. (a)	192,660	19,314,165
United Parcel Service, Inc. - Class B	138,890	14,258,447
Vertex Pharmaceuticals, Inc. (b)	137,780	13,045,010
Walt Disney Co. (The)	318,350	27,295,329
WellPoint, Inc.	182,540	19,643,130
Zimmer Holdings, Inc.	125,890	13,074,935

		522,837,371

Total Common Stocks (Cost $954,951,344)		1,256,140,868

Preferred Stocks—2.0%

Germany—2.0%
Bayerische Motoren Werke (BMW) AG	271,171	25,998,849

India—0.0%
Zee Entertainment Enterprises, Ltd., 6.000%	27,128,157	342,795

Total Preferred Stocks (Cost $15,557,712)		26,341,644

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 07/10/14 (b) (Cost $240,551)	364,143	247,815

Short-Term Investments—6.7%

Mutual Fund—5.7%
State Street Navigator Securities Lending MET Portfolio (c)	73,736,453	73,736,453

Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $12,532,991 on 07/01/14, collateralized by $12,740,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $12,787,775.	12,532,991	$12,532,991

Total Short-Term Investments (Cost $86,269,444)		86,269,444

Total Investments—106.1% (Cost $1,057,019,051) (d)		1,368,999,771
Other assets and liabilities (net)—(6.1)%		(78,684,836)

Net Assets—100.0%		$1,290,314,935

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $72,291,001 and the collateral received consisted of cash in the amount of $73,736,453 and non-cash collateral with a value of $1,180,688. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,057,019,051. The aggregate unrealized appreciation and depreciation of investments were $330,371,365 and $(18,390,645), respectively, resulting in net unrealized appreciation of $311,980,720.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Banks	7.0
Software	6.3
Internet Software & Services	6.0
Pharmaceuticals	5.8
Capital Markets	5.1
Insurance	5.1
Textiles, Apparel & Luxury Goods	4.7
Biotechnology	4.6
Electronic Equipment, Instruments & Components	3.9
Diversified Financial Services	3.6

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$47,338,220	$—	$—	$47,338,220
Canada	8,483,016	—	—	8,483,016
China	3,411,364	—	—	3,411,364
Denmark	—	6,924,822	—	6,924,822
France	—	79,196,718	—	79,196,718
Germany	—	113,866,949	—	113,866,949
India	18,239,448	20,600,365	—	38,839,813
Ireland	—	16,697,534	—	16,697,534
Italy	—	17,915,169	—	17,915,169
Japan	—	122,119,290	—	122,119,290
Mexico	11,760,942	—	—	11,760,942
Netherlands	—	23,648,544	—	23,648,544
Russia	13,900,283	4,597,056	—	18,497,339
Spain	—	48,987,622	—	48,987,622
Sweden	—	53,000,895	—	53,000,895
Switzerland	8,733,028	63,796,989	—	72,530,017
United Kingdom	—	50,085,243	—	50,085,243
United States	522,837,371	—	—	522,837,371
Total Common Stocks	634,703,672	621,437,196	—	1,256,140,868
Preferred Stocks
Germany	—	25,998,849	—	25,998,849
India	342,795	—	—	342,795
Total Preferred Stocks	342,795	25,998,849	—	26,341,644
Total Rights*	247,815	—	—	247,815
Short-Term Investments
Mutual Fund	73,736,453	—	—	73,736,453
Repurchase Agreement	—	12,532,991	—	12,532,991
Total Short-Term Investments	73,736,453	12,532,991	—	86,269,444
Total Investments	$709,030,735	$659,969,036	$—	$1,368,999,771

Collateral for securities loaned (Liability)	$—	$(73,736,453)	$—	$(73,736,453)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $6,095,539 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,368,999,771
Receivable for:
Investments sold	8
Fund shares sold	131,771
Dividends	525,903
Prepaid expenses	49

Total Assets	1,369,657,502
Liabilities
Due to bank cash denominated in foreign currencies (c)	3,069,360
Collateral for securities loaned	73,736,453
Payables for:
Investments purchased	575,563
Fund shares redeemed	679,370
Foreign taxes	245,857
Accrued expenses:
Management fees	656,878
Distribution and service fees	94,830
Deferred trustees’ fees	89,993
Other expenses	194,263

Total Liabilities	79,342,567

Net Assets	$1,290,314,935

Net assets consist of:
Paid in surplus	$955,961,294
Undistributed net investment income	6,786,222
Accumulated net realized gain	15,845,797
Unrealized appreciation on investments and foreign currency transactions (d)	311,721,622

Net Assets	$1,290,314,935

Net Assets
Class A	$816,132,669
Class B	440,865,611
Class E	33,316,655
Capital Shares Outstanding*
Class A	39,248,815
Class B	21,286,914
Class E	1,607,258
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.79
Class B	20.71
Class E	20.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,057,019,051.
(b)	Includes securities loaned at value of $72,291,001.
(c)	Identified cost of cash denominated in foreign currencies due to custodian was $3,049,412.
(d)	Includes foreign capital gains tax of $245,857.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$14,602,384
Securities lending income	531,850

Total investment income	15,134,234
Expenses
Management fees	3,492,295
Administration fees	12,069
Custodian and accounting fees	192,601
Distribution and service fees—Class B	543,003
Distribution and service fees—Class E	24,993
Audit and tax services	24,668
Legal	17,725
Trustees’ fees and expenses	22,702
Shareholder reporting	99,831
Insurance	2,991
Miscellaneous	16,574

Total expenses	4,449,452
Less management fee waiver	(185,218)

Net expenses	4,264,234

Net Investment Income	10,870,000

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	39,345,037
Futures contracts	(189,406)
Foreign currency transactions	323,996

Net realized gain	39,479,627

Net change in unrealized appreciation (depreciation) on:
Investments (c)	6,422,088
Foreign currency transactions	(18,245)

Net change in unrealized appreciation	6,403,843

Net realized and unrealized gain	45,883,470

Net Increase in Net Assets From Operations	$56,753,470

(a)	Net of foreign withholding taxes of $1,450,210.
(b)	Net of foreign capital gains tax of $84,984.
(c)	Includes change in foreign capital gains tax of $(245,857).

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,870,000	$9,689,837
Net realized gain	39,479,627	32,614,284
Net change in unrealized appreciation	6,403,843	160,258,347

Increase in net assets from operations	56,753,470	202,562,468

From Distributions to Shareholders
Net investment income
Class A	(4,844,037)	(9,136,910)
Class B	(3,553,255)	(4,727,843)
Class E	(302,590)	(224,300)
Net realized capital gains
Class A	(14,077,273)	0
Class B	(13,014,584)	0
Class E	(996,293)	0

Total distributions	(36,788,032)	(14,089,053)

Increase in net assets from capital share transactions	302,714,132	105,993,366

Total increase in net assets	322,679,570	294,466,781

Net Assets
Beginning of period	967,635,365	673,168,584

End of period	$1,290,314,935	$967,635,365

Undistributed net investment income
End of period	$6,786,222	$4,616,104

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Value	Shares	Value
Class A
Sales	16,433,679	$326,472,582	1,859,981	$33,562,921
Shares issued through acquisition	0	0	198,591	3,526,980
Reinvestments	969,329	18,921,310	513,887	9,136,910
Redemptions	(1,517,174)	(31,054,510)	(3,920,137)	(71,901,182)

Net increase (decrease)	15,885,834	$314,339,382	(1,347,678)	$(25,674,371)

Class B
Sales	700,657	$14,201,417	1,597,800	$29,555,954
Shares issued through acquisition	0	0	8,955,697	158,515,826
Reinvestments	851,817	16,567,839	266,808	4,727,843
Redemptions	(2,005,394)	(40,874,140)	(4,247,073)	(78,496,333)

Net increase (decrease)	(452,920)	$(10,104,884)	6,573,232	$114,303,290

Class E
Sales	55,764	$1,136,681	226,958	$4,089,110
Shares issued through acquisition	0	0	1,102,678	19,528,426
Reinvestments	66,746	1,298,883	12,651	224,300
Redemptions	(192,945)	(3,955,930)	(349,048)	(6,477,389)

Net increase (decrease)	(70,435)	$(1,520,366)	993,239	$17,364,447

Increase derived from capital shares transactions		$302,714,132		$105,993,366

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(a)	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.73		$16.63	$13.91	$15.44	$13.48	$9.90

Income (Loss) from Investment Operations
Net investment income (b)	0.24		0.24	0.26	0.25	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.65		4.24	2.71	(1.48)	1.97	3.68

Total from investment operations	0.89		4.48	2.97	(1.23)	2.17	3.87

Less Distributions
Distributions from net investment income	(0.21)		(0.38)	(0.25)	(0.30)	(0.21)	(0.29)
Distributions from net realized capital gains	(0.62)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.83)		(0.38)	(0.25)	(0.30)	(0.21)	(0.29)

Net Asset Value, End of Period	$20.79		$20.73	$16.63	$13.91	$15.44	$13.48

Total Return (%) (c)	4.56	(d)	27.32	21.52	(8.24)	16.23	40.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.71	0.62	0.62	0.61	0.64
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.69	0.62	0.62	0.61	0.64
Ratio of net investment income to average net assets (%)	2.34	(e)	1.27	1.74	1.65	1.45	1.68
Portfolio turnover rate (%)	9	(d)	11	13	12	18	14
Net assets, end of period (in millions)	$816.1		$484.4	$411.0	$378.6	$458.8	$451.6

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(a)	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.63		$16.54	$13.83	$15.36	$13.42	$9.86

Income (Loss) from Investment Operations
Net investment income (b)	0.18		0.18	0.22	0.21	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.69		4.23	2.70	(1.47)	1.96	3.66

Total from investment operations	0.87		4.41	2.92	(1.26)	2.12	3.82

Less Distributions
Distributions from net investment income	(0.17)		(0.32)	(0.21)	(0.27)	(0.18)	(0.26)
Distributions from net realized capital gains	(0.62)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.79)		(0.32)	(0.21)	(0.27)	(0.18)	(0.26)

Net Asset Value, End of Period	$20.71		$20.63	$16.54	$13.83	$15.36	$13.42

Total Return (%) (c)	4.45	(d)	27.01	21.17	(8.40)	15.93	39.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	0.96	0.87	0.87	0.86	0.89
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.94	0.87	0.87	0.86	0.89
Ratio of net investment income to average net assets (%)	1.73	(e)	0.99	1.49	1.40	1.19	1.42
Portfolio turnover rate (%)	9	(d)	11	13	12	18	14
Net assets, end of period (in millions)	$440.9		$448.6	$250.9	$236.1	$265.5	$225.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(a)	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.66		$16.56	$13.85	$15.38	$13.43	$9.86

Income (Loss) from Investment Operations
Net investment income (b)	0.19		0.20	0.24	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.69		4.25	2.69	(1.48)	1.96	3.67

Total from investment operations	0.88		4.45	2.93	(1.25)	2.14	3.84

Less Distributions
Distributions from net investment income	(0.19)		(0.35)	(0.22)	(0.28)	(0.19)	(0.27)
Distributions from net realized capital gains	(0.62)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.81)		(0.35)	(0.22)	(0.28)	(0.19)	(0.27)

Net Asset Value, End of Period	$20.73		$20.66	$16.56	$13.85	$15.38	$13.43

Total Return (%) (c)	4.50	(d)	27.19	21.35	(8.39)	16.08	40.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.86	0.77	0.77	0.76	0.79
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.84	0.77	0.77	0.76	0.79
Ratio of net investment income to average net assets (%)	1.84	(e)	1.07	1.60	1.51	1.30	1.54
Portfolio turnover rate (%)	9	(d)	11	13	12	18	14
Net assets, end of period (in millions)	$33.3		$34.7	$11.3	$11.0	$14.6	$14.5

(a)	See Note 9 of the Notes to Financial Statements.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. As of close of business April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (“MSF Oppenheimer Global Equity Predecessor”) merged with and into the Portfolio (see Note 9). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger with and into the Portfolio. OppenheimerFunds, Inc. succeeded Templeton Global Advisors Limited as the subadviser to the Portfolio and the name of the Portfolio was changed from the Met/Templeton Growth Portfolio to the Oppenheimer Global Equity Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

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traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs) and commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $12,532,991, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through May 2, 2014, the Portfolio had bought and sold $184,218,993 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $189,406 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

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agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$381,986,070	$0	$101,849,943

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $96,409,644 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,492,295	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$462.5 million to $500 million
0.030%	$500 million to $550 million
0.070%	$550 million to $750 million
0.060%	$750 million to $1.05 billion
0.085%	Over $1.05 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

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Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The income tax information in this note does not reflect the acquisition which took place on April 26, 2013. (See Note 9 for further information)

The tax character of distributions paid by the MSF Oppenheimer Global Equity Predecessor, the accounting survivor, for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$14,089,053	$10,109,748	$—	$—	$14,089,053	$10,109,748

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$8,607,430	$27,991,054	$299,130,372	$(21,250,861)	$—	$314,477,995

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $57,994,601.

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As of December 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$7,172,018	$21,250,861

*	The Portfolio acquired $79,245,462 of capital loss carry forwards in its merger with MSF Oppenheimer Global Equity Predecessor, a series of Metropolitan Series Fund on April 26, 2013. The availability of these carryforwards are limited this year to $57,994,601 due to IRS limitations.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio with aggregate Class A, Class B and Class E net assets of $3,526,980, $158,515,826 and $19,528,426, respectively, acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MSF Oppenheimer Global Equity Predecessor shareholders as of the acquisition date. The Met/Templeton Growth Portfolio was the tax survivor.

The acquisition was accomplished by a tax-free exchange of 427,378 Class A shares of the Portfolio (valued at $3,526,980) for 198,591 Class A shares of MSF Oppenheimer Global Equity Predecessor, 19,311,254 Class B shares of the Portfolio (valued at $158,515,826) for 8,955,697 Class B shares of MSF Oppenheimer Global Equity Predecessor and 2,366,957 Class E shares of the Portfolio (valued at $19,528,426) for 1,102,678 Class E shares of MSF Oppenheimer Global Equity Predecessor. Each shareholder of MSF Oppenheimer Global Equity Predecessor received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio. MSF Oppenheimer Global Equity Predecessor’s net assets on April 26, 2013, were $435,783,822, $262,590,705 and $11,704,411 for Class A, Class B and Class E shares, respectively, including investments valued at $707,687,652 with a cost basis of $519,329,715. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Oppenheimer Global Equity Predecessor were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $79,245,462 in capital loss carryforwards from MSF Oppenheimer Global Equity Predecessor.

The aggregate net assets of the Portfolio immediately after the acquisition were $891,650,170, which included $3,849,213 of acquired net unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$11,992,249	(a)
Net realized and unrealized gain on investments	224,594,228	(b)

Net increase in net assets from operations	$236,586,477

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the pre-merger Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$9,689,837net investment income as reported December 31, 2013, plus $2,384,382 Portfolio pre-merger net investment income, minus $183,706 in higher net advisory fees, plus $101,736 of pro-forma eliminated other expenses.
(b)	$305,317,779 Unrealized appreciation as reported December 31, 2013, minus $176,142,538 pro-forma December 31, 2012 Unrealized appreciation, plus $32,614,284 Net realized gain as reported December 31, 2013, plus $62,804,703 in Net realized gain from the Portfolio pre-merger.

MIST-18

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 14, 2014, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 6.10%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.84%.

MARKET ENVIRONMENT / CONDITIONS

During the period, U.S. equity markets posted positive returns following a brief pullback in early April as investors soured on momentum stocks which included technology and health care. The S&P 500 and Russell 2000 indices were up 7.5% and 7.3%, respectively, for the period. At the end of June, first quarter Gross Domestic Product (“GDP”) was revised downward from -1% to -2.9%. While it was widely known that severe weather in the first quarter may have contributed to poor GDP growth, in June we learned that revised first quarter healthcare spending, resulting from data collection issues at the start of ObamaCare, had also detracted from GDP. While revised GDP indicated disappointing economic activity, the majority of data releases during the period were more positive. Employment data supports the view of a continuing U.S. recovery as job growth has increased by more than 200,000 for four consecutive months. Non-U.S. developed equity markets were also positive for the period as the MSCI World ex-U.S. Index posted a return of 5.6%. The MSCI Emerging Markets Index also posted a strong return during the period, returning 4.7%. Emerging markets recovered from a weak first quarter and concerns over continued tapering of the U.S. Federal Reserve’s bond buying program. Fixed income investors remain encouraged by the slow, but steady pace of global economic growth and have capitalized on the attractive returns observed throughout much of the bond market; from lower-risk U.S. Treasuries, to higher-risk corporate debt. The Citigroup World Government Bond Index gained 1.4% during the period and is now up approximately 5.0% year to date. This low-rate environment has also been conducive for Treasury Inflation-Protected Securities and investment grade bonds as the Barclays Capital World Government Inflation-Linked Bond and Barclays U.S. Credit indices gained 2.7% and 1.8% during the period, respectively. Commodities have also enjoyed a favorable run of positive performance. Despite being down slightly during the month of May, the S&P Goldman Sachs Commodity Index delivered strong results for the period, up 1.1% and returning approximately 5.7% year to date.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio pursues an investment strategy designed to generate returns from a risk diversified combination of asset classes. PanAgora will allocate the Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate the Portfolio’s assets among these asset classes in an effort to diversify the Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes when building the Portfolio. In its “neutral” position, the Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify the Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of the Portfolio will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. PanAgora expects to tactically vary the Portfolio’s allocation to the asset classes depending on market conditions, which can cause the Portfolio to deviate from its neutral position. PanAgora normally will target an overall risk level for the Portfolio of 10%; however, the risk level of the Portfolio may also be increased or decreased by PanAgora, depending on market conditions.

The PanAgora Global Diversified Risk Portfolio generated a return of 6.10%, during the period. For comparison, the Dow Jones Moderate Index returned 4.84%. All asset classes, including equities, nominal fixed income, and inflation protected investments, contributed to positive Portfolio performance for the period. The Portfolio’s exposure to commodities (+1.1%), international government debt (+1.1%), and U.S. large cap equities (+1.0%) were the primary drivers of positive return. Within commodities, both Feeder Cattle and Live Cattle rallied to close out the period as prices rose due to smaller supplies than normal and lower beef production on average relative to the same point last year. Copper also posted strong results as prices rose with an increase in China’s copper import demand. Bond markets followed up a strong first quarter with an impressive showing of positive performance during the period. The yield on the bellwether 10-year U.S. Treasury note continued to decline from its 3.00% high point at the end of 2013 to close out the month of June at 2.53%. Declining yields also drove prices higher in bond markets of the peripheral European economies, in large part due to the accommodative actions of the European Central Bank. Equity markets performed well over the period as the U.S. economy continued to show signs of improvement, Central Banks continued to provide liquidity, and volatility remained low. The Chicago Board Options Exchange SPX Volatility Index continued to decline, falling towards all-time lows.

From a major asset class perspective, the Portfolio maintained an overweight position in equities and inflation protected investments relative to the Portfolio’s strategic (neutral) risk targets while maintaining an underweight position in nominal fixed income. At the sub-asset class level, the Portfolio’s most significant active risk exposures relative to its strategic targets throughout the period were underweight positions in emerging markets equities, international and U.S. government debt and overweight positions in developed markets equities and commodities. In aggregate, tactical asset allocation shifts contributed to the Portfolio’s performance relative to its strategic risk targets. In particular, an overall risk overweight to inflation protected assets and equities proved beneficial to Portfolio positioning.

The Portfolio invested in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio invested in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the period performed as expected.

As of June 30, 2014, the Portfolio continued to be overweight equities and inflation protected investments at the expense of nominal fixed income. Within nominal fixed income, the Portfolio was marginally overweight investment-grade credit, but remains underweight to international and U.S. government debt relative to the strategic risk targets. Within equities, the Portfolio was close to neutral to the U.S., but remains overweight to developed international equity markets relative to the emerging equity markets.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) FOR THE PERIOD ENDED JUNE 30, 2014

Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	6.10
Dow Jones Moderate Index	4.84

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	148.9
Global Developed Equities	39.7
Commodities - Production Weighted	29.7
Global Inflation-Linked Bonds	7.2
Global Emerging Equities	5.6

*	The percentages noted above are based on the notional values by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 14, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value April 14, 2014(a)	Ending Account Value June 30, 2014	Expenses Paid During Period** April 14, 2014 to June 30, 2014
Class B(a)(b)(c)	Actual	1.30%	$1,000.00	$1,061.00	$2.86
	Hypothetical*	1.30%	$1,000.00	$1,007.91	$2.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (78 days) in the most recent fiscal half-year, divided by 365 (to reflect the eleven week period).

(a) Commencement of operations was April 14, 2014.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(c) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—16.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—16.5%
U.S. Treasury Inflation Indexed Bonds 3.875%, 04/15/29	389,327	$569,148
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17	642,896	664,995
0.125%, 01/15/23	267,013	266,095
0.375%, 07/15/23	480,785	490,100

Total U.S. Treasury & Government Agencies (Cost $1,962,534)		1,990,338

Investment Company Security—14.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $1,730,373)	14,648	1,746,920

Short-Term Investments—36.9%

Federal Agencies—20.3%
Federal Home Loan Banks 0.250%, 01/16/15	940,000	940,676
Federal Home Loan Mortgage Corp. 0.750%, 11/25/14	875,000	877,285
Federal National Mortgage Association 0.625%, 10/30/14	625,000	626,147

		2,444,108

Mutual Fund—8.3%
UBS Select Treasury Institutional Fund, Institutional Class, 0.010% (a)	1,000,000	1,000,000

U.S. Treasury—8.3%
U.S. Treasury Bill 0.041%, 09/18/14 (b) (c)	1,000,000	999,956

Total Short-Term Investments (Cost $4,445,731)		4,444,064

Total Investments—67.9% (Cost $8,138,638) (d)		8,181,322
Other assets and liabilities (net)—32.1%		3,863,413

Net Assets—100.0%		$12,044,735

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the annualized seven-day yield as of June 30, 2014.
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $309,949.
(d)	As of June 30, 2014, the aggregate cost of investments was $8,138,638. The aggregate unrealized appreciation and depreciation of investments were $44,395 and $(1,711), respectively, resulting in net unrealized appreciation of $42,684.
(ETF)—	Exchange Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/14	10	AUD	1,178,083	$25,121
Brent Crude Oil Futures	11/13/14	2	USD	217,915	3,705
Canada Government Bond 10 Year Futures	09/19/14	12	CAD	1,619,425	11,560
Cattle Feeder Futures	10/30/14	3	USD	298,162	23,251
Cocoa Futures	09/15/14	1	USD	31,134	136
Cocoa Futures	03/16/15	3	USD	92,801	829
Cotton No. 2 Futures	12/08/14	1	USD	41,904	(5,149)
Dow Jones-UBS Commodity Index Futures	09/17/14	19	USD	253,540	2,390
E-Mini Copper Futures	08/27/14	3	USD	115,150	5,000
E-Mini Natural Gas Futures	08/26/14	12	USD	137,491	(4,291)
Euro Buxl 30 Year Bond Futures	09/08/14	2	EUR	263,243	8,322
Euro-Bobl Futures	09/08/14	3	EUR	383,034	1,857
Euro-Bund Futures	09/08/14	3	EUR	437,604	4,691
Euro-Schatz Futures	09/08/14	7	EUR	774,459	220
Gas Oil Futures	10/10/14	1	USD	94,120	(1,595)
Gasoline RBOB Futures	08/29/14	1	USD	128,238	(2,007)
Gold Mini Futures	08/27/14	7	USD	294,210	13,023
Interest Rate Swap 10 Year Futures	09/15/14	6	USD	622,016	8,078
Interest Rate Swap 2 Year Futures	09/15/14	76	USD	7,638,155	5,782
Interest Rate Swap 5 Year Futures	09/15/14	30	USD	3,044,586	17,758
Japanese Government 10 Year Bond Mini Futures	09/09/14	20	JPY	290,498,300	7,716
LME Nickel Futures	08/20/14	1	USD	116,501	(2,429)
LME Nickel Futures	12/15/14	1	USD	110,504	3,976

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
LME Primary Aluminum Futures	07/14/14	1	USD	44,492	$2,102
LME Primary Aluminum Futures	08/20/14	2	USD	91,347	2,616
LME Primary Aluminum Futures	12/17/14	2	USD	95,609	(59)
LME Zinc Futures	07/16/14	1	USD	51,067	4,240
LME Zinc Futures	08/20/14	2	USD	104,884	5,817
LME Zinc Futures	12/15/14	2	USD	110,009	1,441
Lean Hogs Futures	12/12/14	10	USD	382,380	12,021
Live Cattle Futures	10/31/14	6	USD	342,174	25,326
Live Cattle Futures	12/31/14	4	USD	238,926	7,034
MSCI EAFE Mini Index Futures	09/19/14	22	USD	2,157,365	8,425
MSCI Emerging Markets Mini Index Futures	09/19/14	13	USD	677,593	(1,138)
Mini Silver Futures	09/26/14	6	USD	125,881	455
New York Harbor ULSD Heating Oil Futures	08/29/14	1	USD	122,258	3,133
Russell 2000 Mini Index Futures	09/19/14	8	USD	928,684	23,556
S&P 500 E-Mini Index Futures	09/19/14	17	USD	1,641,330	18,210
Soybean Futures	11/14/14	2	USD	124,031	(8,306)
Soybean Meal Futures	12/12/14	3	USD	119,854	(9,634)
U.S. Treasury Long Bond Futures	09/19/14	8	USD	1,092,375	5,125
U.S. Treasury Note 10 Year Futures	09/19/14	9	USD	1,124,775	1,772
U.S. Treasury Note 2 Year Futures	09/30/14	2	USD	439,219	(31)
United Kingdom Long Gilt Bond Futures	09/26/14	9	GBP	987,080	3,765
Wheat Futures	12/12/14	1	USD	34,703	(4,791)

Futures Contracts—Short
LME Nickel Futures	08/20/14	(1)	USD	(110,095)	(3,977)
LME Primary Aluminum Futures	07/14/14	(1)	USD	(44,495)	(2,098)
LME Primary Aluminum Futures	08/20/14	(2)	USD	(93,991)	28
LME Zinc Futures	07/16/14	(1)	USD	(51,845)	(3,460)
LME Zinc Futures	08/20/14	(2)	USD	(109,228)	(1,472)

Net Unrealized Appreciation					$218,044

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,990,338	$—	$1,990,338
Total Investment Company Security	1,746,920	—	—	1,746,920
Short-Term Investments
Federal Agencies	—	2,444,108	—	2,444,108
Mutual Fund	1,000,000	—	—	1,000,000
U.S. Treasury	—	999,956	—	999,956
Total Short-Term Investments	1,000,000	3,444,064	—	4,444,064
Total Investments	$2,746,920	$5,434,402	$—	$8,181,322

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$268,481	$—	$—	$268,481
Futures Contracts (Unrealized Depreciation)	(50,437)	—	—	(50,437)
Total Futures Contracts	$218,044	$—	$—	$218,044

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$8,181,322
Cash	3,986,698
Receivable for:
Fund shares sold	29,446
Interest	6,724
Variation margin on futures contracts	246,444
Due from investment adviser	21,484

Total Assets	12,472,118
Liabilities
Payables for:
Investments purchased	358,989
Fund shares redeemed	1,109
Accrued expenses:
Management fees	2,280
Distribution and service fees	1,899
Deferred trustees’ fees	5,589
Other expenses	57,517

Total Liabilities	427,383

Net Assets	$12,044,735

Net assets consist of:
Paid in surplus	$11,594,215
Accumulated net investment loss	(4,254)
Accumulated net realized gain	193,815
Unrealized appreciation on investments, futures contracts and foreign currency transactions	260,959

Net Assets	$12,044,735

Net Assets
Class B	$12,044,735
Capital Shares Outstanding*
Class B	1,135,223
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,138,638.

Consolidated§ Statement of Operations

Period Ended June 30, 2014 (Unaudited) (a)

Investment Income
Dividends	$4,626
Interest	10,242

Total investment income	14,868
Expenses
Management fees	9,560
Administration fees	9,225
Custodian and accounting fees	10,420
Distribution and service fees—Class B	3,677
Audit and tax services	20,777
Legal	19,351
Trustees’ fees and expenses	7,607
Shareholder reporting	2,977
Miscellaneous	1,445

Total expenses	85,039
Less management fee waiver	(5,148)
Less expenses reimbursed by the Adviser	(60,769)

Net expenses	19,122

Net Investment Loss	(4,254)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Futures contracts	193,850
Foreign currency transactions	(35)

Net realized gain	193,815

Net change in unrealized appreciation on:
Investments	42,684
Futures contracts	218,044
Foreign currency transactions	231

Net change in unrealized appreciation	260,959

Net realized and unrealized gain	454,774

Net Increase in Net Assets from Operations	$450,520

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

Period Ended June 30, 2014 (Unaudited)(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(4,254)
Net realized gain	193,815
Net change in unrealized appreciation	260,959

Increase in net assets from operations	450,520

Increase in net assets from capital share transactions	11,594,215

Total increase in net assets	12,044,735

Net Assets
Beginning of period	0

End of period	$12,044,735

Accumulated Net investment loss
End of period	$(4,254)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended June 30, 2014 (Unaudited)(a)
	Shares	Value
Class B
Sales	1,137,227	$11,614,952
Redemptions	(2,004)	(20,737)

Net increase	1,135,223	$11,594,215

Increase derived from capital shares transactions		$11,594,215

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2014(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments	0.62

Total from investment operations	0.61

Net Asset Value, End of Period	$10.61

Total Return (%) (c)	6.10	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	5.78	(e)
Net ratio of expenses to average net assets (%) (f)	1.30	(e)
Ratio of net investment loss to average net assets (%)	(0.29	)(e)
Portfolio turnover rate (%)	0	(d) (g)
Net assets, end of period (in millions)	$12.0

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended June 30, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
PanAgora Global Risk Diversified Risk Portfolio, Ltd	4/14/2014	$2,470,042	19.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across

MIST-12

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences may primarily be due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, foreign currency tax expense reclass, distribution and service fees and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

MIST-13

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$101,767	Unrealized depreciation on futures contracts* (a)	$31
Equity	Unrealized appreciation on futures contracts* (a)	50,191	Unrealized depreciation on futures contracts* (a)	1,138
Commodity	Unrealized appreciation on futures contracts* (a)	116,523	Unrealized depreciation on futures contracts* (a)	49,268

Total		$268,481		$50,437

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

MIST-14

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the period ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$39,799	$126,213	$27,838	$193,850

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$101,736	$49,053	$67,255	$218,044

For the period ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$20,225,137
Futures contracts short	(300,531)

‡	Averages are based on activity levels during the period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio

MIST-15

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,956,612	$1,730,373	$0	$0

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the period ended June 30, 2014	% per annum	Average Daily Net Assets
$9,560	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 14, 2014. Also through July 14, 2014, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2014 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in 2014 Subject to repayment until December 31,
Class B	2017
1.30%	$60,769

Amounts waived for the period ended June 30, 2014 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

MIST-16

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2014, there was $60,769 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust (the “Trust”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and PanAgora Asset Management, Inc. (the “Sub-Adviser”) for the PanAgora Global Diversified Risk Portfolio, a new series of the Trust (the “Portfolio”).

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Adviser relating to the Portfolio, the Adviser and the Sub-Adviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, composite performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, Bobroff Consulting, Inc., who reviewed and provided analyses regarding investment fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board received an initial presentation from the Adviser regarding the Portfolio during the Board meeting held on August 20-21, 2013. The Board also received additional presentations from the Adviser and the Sub-Adviser during a telephonic meeting on November 4, 2013, and at an in-person meeting on November 19, 2013, during which meetings the representatives of either the Adviser or Sub-Adviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and Sub-Adviser; (2) performance information relating to the proposed strategy; (3) the Adviser’s and the Sub-Adviser’s personnel and operations (4) the financial condition of the Adviser and the Sub-Adviser; (5) the level and method of computing the Portfolio’s proposed advisory and sub-advisory fees; (6) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or Sub-Adviser’s relationship with the Trusts); (7) the effect of growth in size on the Portfolio’s expenses; (8) fees paid by any comparable accounts; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates.

The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Adviser would provide to the Portfolio. The Board considered the Adviser’s services as investment manager to the Portfolio, including services relating to the selection and oversight of the Sub-Adviser. The Board considered, among other things, the adviser’s oversight of the provision of services to the Portfolio by the Sub-Adviser, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who have performed services for the other portfolios of the Trust and would be performing similar services to the Portfolio (e.g., overseeing the Sub-Adviser). In addition, the Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

With respect to the services to be provided by the Sub-Adviser, the Board considered, among other things, information provided to the Board by the Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered the Sub-Adviser’s compliance program and regulatory history. The Board also took into account the financial condition of the Sub-Adviser.

The Board considered the Sub-Adviser’s investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio that would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

The Board took into account the investment strategy of the proposed Portfolio and noted comparable performance information for PanAgora’s Diversified Risk Multi-Asset strategy. The Board considered that, from 2006 through 2012, this composite strategy outperformed its benchmark during most years, with the exception of 2006 and 2009.

MIST-18

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board gave consideration to the proposed management fee payable under the Advisory Agreement and the proposed sub-advisory fees payable under the Sub-Advisory Agreement. In addition, the Independent Trustees, with the assistance of an independent consultant, examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee. In comparing the Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that the advisory fee includes both advisory and administrative fees. With respect to the Portfolio, the Board took into account that the proposed management fee (i.e., the advisory fee plus a small administrative fee) is below the median of comparable funds.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the advisory fee. It was further noted that the Adviser negotiates the sub-advisory fee at arm’s length. The Board noted the proposed expense limitation agreement, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses. The Board further considered the amount of the sub-advisory fee to be paid out by the Adviser and the amount of the management fees that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

The Board noted that the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain Portfolio expenses (i.e., to forego initially some of its revenue (and profit) in managing the Portfolio). As part of its evaluation of the Adviser’s compensation, the Board also considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. In addition, the Board took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser. The Board noted that the Distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the insurance products that invest in the Portfolio.

The Board also considered the probable effect of the Portfolio’s growth in size on its fees. The Board noted that the Portfolio’s advisory and sub-advisory fee each contains breakpoints that reduce the fee rate above specified asset levels.

The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. In conjunction with these considerations, the Board noted the anticipated costs of providing sub-advisory services to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Sub-Adviser’s affiliations and the services to be provided to the Trust, and the manner in which such conflicts would be mitigated.

After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Portfolio. In making its approvals, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser supported the initial approval of the Agreements. In addition, the Board concluded that the proposed fees to be paid by the Portfolio to the Adviser and the Sub-Adviser appeared to be acceptable in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser. Finally, the Board concluded that the proposed Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 6.56%, 6.49%, and 6.59%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned 5.83%.

MARKET ENVIRONMENT / CONDITIONS

Treasury Inflation-Protected Securities (“TIPS”) returned 5.83% during the first half of 2014, as represented by the Barclays U.S. TIPS Index. TIPS rallied across the entire curve, with rates falling the most on the long end of the curve (the 10-year real yield fell 52 basis points and the 30-year real yield fell 63 basis points), as accommodative policies from central banks and geopolitical instability saw investors move back into fixed income following the sharp selloff in 2013. In addition, short-term inflation expectations rose, causing breakeven levels (the difference between a nominal bond yield and the real yield available on an index-linked bond of the same maturity) to widen on the front half of the U.S. real yield curve over the first half of the year.

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product (“GDP”) rate of -2.1%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central Banks across the globe continued, and in certain instances increased, their accommodative stance during the first half of the year. Despite the weak first quarter, the Federal Reserve (the “Fed”) continued tapering its asset purchases and remains on track to eliminate these purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, a policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500 Index rising 7.1% over the first half of the year and hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.9%, benefitting from rate declines across most maturities (U.S. 10-year Treasury rates declined 50 basis points) and investors beginning to embrace the view that policy rates will remain lower than historical norms suggest.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s overweight to U.S. real duration, with a focus on intermediate maturities, was positive for returns as real yields rallied during the period. Selling French inflation swaps contributed to performance as French breakeven inflation levels narrowed. A tactical allocation to Italian and Australian inflation-linked bonds (“ILBs”) was positive for performance as real rates fell in these regions. An allocation to non-Agency mortgages, which benefited from limited supply and a recovery in the housing sector, also added to returns. Exposure to investment grade credit securities was positive for performance as the sector outperformed like-duration Treasuries. Holdings of emerging market local debt, specifically in Brazil, contributed to returns as yields fell during the period. Tactical use of pay-fixed interest rate swaps on the long end of the U.S. nominal yield curve, used to underweight this area of the curve, detracted from returns as rates fell across the nominal yield curve over the period. Short exposure to Japanese nominal duration was negative for returns as rates decreased during the reporting period.

At period end, the Portfolio was overweight U.S. duration via TIPS, with a focus on intermediate maturity TIPS. The Portfolio continued to target a neutral U.S. real duration position relative to the benchmark while maintaining an emphasis on positions that stand to gain if market expectations for interest rate increases are not met. At period end we continued to concentrate in the belly of the real yield curve where we see superior opportunities for roll-down. We also maintained allocations to German ILBs that priced in inflation expectations below 1% with real yields comparable to those in the U.S. We favored peripheral European debt including Italian ILBs and nominal bonds from Spain and Slovenia that offered higher real yields with significant policy support to reduce the risk of downside surprises. At period end we also held Australian and New Zealand ILBs that offer attractive real yields and policy maneuverability.

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Within emerging markets, at period end our focus remained on Mexico and Brazil, which have stronger fundamentals and high real interest rates. Finally, we maintained an overall neutral currency stance as central bank actions continued to drive high levels of currency volatility; we remained short the Japanese yen and the euro while favoring the Mexican peso.

Mihir P. Worah

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	6.56	5.39	6.40	5.46	—
Class B	6.49	5.11	6.15	5.21	—
Class E	6.59	5.21	6.24	—	5.73
Barclays U.S. TIPS Index	5.83	4.44	5.55	5.25	—

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception dates of Class A, Class B and Class E shares are 5/1/2003, 5/1/2003 and 5/1/2006, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	92.7
Foreign Government	17.1
Corporate Bonds & Notes	8.3
Mortgage-Backed Securities	3.6
Asset-Backed Securities	2.2
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.53%	$1,000.00	$1,065.60	$2.71
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class B(a)	Actual	0.78%	$1,000.00	$1,064.90	$3.99
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class E(a)	Actual	0.68%	$1,000.00	$1,065.90	$3.48
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

U.S. Treasury & Government Agencies—92.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.1%
Fannie Mae ARM Pool 1.324%, 07/01/44 (a)	26,774	$27,344
1.324%, 09/01/44 (a)	46,252	47,360
2.485%, 11/01/34 (a)	1,224,547	1,311,071
Fannie Mae REMICS (CMO) 0.212%, 07/25/37 (a)	1,025,054	1,002,667
0.217%, 12/25/36 (a)	99,459	97,282
0.302%, 08/25/34 (a)	161,296	159,753
0.502%, 07/25/37 (a)	47,072	47,012
0.532%, 07/25/37 (a)	307,870	308,089
0.832%, 02/25/41 (a)	4,254,574	4,308,573
2.269%, 05/25/35 (a)	653,919	674,704
Fannie Mae Whole Loan (CMO) 0.502%, 05/25/42 (a)	83,553	83,501
Freddie Mac ARM Non-Gold Pool 2.368%, 01/01/34	121,322	129,115
Freddie Mac REMICS (CMO) 0.302%, 10/15/20 (a)	593,607	593,750
0.382%, 02/15/19 (a)	1,325,442	1,327,293
0.602%, 08/15/33 (a)	3,625,045	3,636,859
Freddie Mac Strips (CMO) 0.602%, 09/15/42 (a)	10,755,278	10,732,495
Freddie Mac Structured Pass-Through Securities(CMO) 0.412%, 08/25/31 (a)	66,005	64,508
1.319%, 02/25/45 (a)	1,167,734	1,192,057
1.324%, 10/25/44 (a)	3,875,851	3,943,372
Ginnie Mae (CMO) 0.453%, 03/20/37 (a)	5,054,038	5,059,866

		34,746,671

Federal Agencies—0.5%
Federal Home Loan Mortgage Corp. 2.500%, 10/02/19	18,100,000	18,189,197

U.S. Treasury—91.1%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (b)	36,292,256	32,946,545
0.750%, 02/15/42 (b)	3,566,804	3,357,532
1.375%, 02/15/44 (b)	62,926,537	69,209,375
1.750%, 01/15/28 (b)	161,514,070	185,943,073
2.000%, 01/15/26 (b)	91,735,776	108,083,366
2.125%, 02/15/40 (b)	26,102,174	33,208,909
2.375%, 01/15/25 (b)	162,200,106	196,502,833
2.375%, 01/15/27 (b)	126,341,103	155,034,304
2.500%, 01/15/29 (b)	50,473,291	63,683,110
3.625%, 04/15/28 (b)	38,586,842	54,190,396
3.875%, 04/15/29 (b)	97,979,823	143,234,254
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16 (b)	110,887,406	113,798,200
0.125%, 04/15/17 (b)	13,894,519	14,372,143
0.125%, 04/15/19 (b)	89,837,044	92,504,126
0.125%, 01/15/22 (b)	82,242,880	82,789,055
0.125%, 07/15/22 (b)	308,101,034	310,195,197
0.125%, 01/15/23 (b)	206,129,752	205,421,077

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.375%, 07/15/23 (b) (c) (d)	102,603,620	104,591,565
0.500%, 04/15/15 (b)	33,315,968	33,797,484
0.625%, 07/15/21 (b) (e)	299,477,436	315,457,253
0.625%, 01/15/24 (b)	46,396,868	48,078,754
1.125%, 01/15/21 (b) (e)	46,896,663	50,798,606
1.250%, 07/15/20 (b) (c) (d) (e)	190,684,673	208,963,515
1.375%, 01/15/20 (b) (c) (d) (e)	132,231,120	145,041,010
1.625%, 01/15/15 (b)	16,664,479	16,937,877
1.625%, 01/15/18 (b) (d) (e)	19,351,004	21,106,198
1.875%, 07/15/15 (b)	82,637,518	85,826,830
1.875%, 07/15/19 (b)	12,888,296	14,507,388
2.000%, 07/15/14 (b) (d) (e)	3,774,387	3,781,464
2.000%, 01/15/16 (b)	34,067,030	35,916,768
2.375%, 01/15/17 (b)	3,938,069	4,308,184
2.625%, 07/15/17 (b)	17,741,765	19,861,072

		2,973,447,463

Total U.S. Treasury & Government Agencies (Cost $3,107,302,633)		3,026,383,331

Foreign Government—17.1%

Provincial—0.7%
New South Wales Treasury Corp. 2.500%, 11/20/35 (AUD)	3,900,000	4,862,175
2.750%, 11/20/25 (AUD)	14,400,000	18,491,982

		23,354,157

Sovereign—16.4%
Australia Government Bond 5.500%, 04/21/23 (AUD)	900,000	979,101
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/17 (BRL)	160,500,000	55,126,211
Zero Coupon, 01/01/18 (BRL)	42,800,000	13,081,129
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	138,708,000	57,362,208
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.750%, 04/15/18 (EUR)	140,129,030	202,013,755
Colombian TES 3.000%, 03/25/33 (COP)	6,320,044,170	2,931,760
France Government Bond OAT 0.250%, 07/25/18 (EUR)	9,280,653	13,180,535
Hellenic Republic Government International Bonds 3.800%, 08/08/17 (JPY)	150,000,000	1,428,805
4.500%, 07/03/17 (JPY)	300,000,000	2,839,865
Italy Buoni Poliennali Del Tesoro 1.700%, 09/15/18 (EUR)	8,920,384	12,849,311
2.100%, 09/15/16 (EUR)	2,361,524	3,368,271
2.100%, 09/15/17 (EUR)	14,566,875	21,051,458
2.100%, 09/15/21 (EUR)	3,150,357	4,634,472
2.250%, 04/22/17 (EUR)	5,708,664	8,131,114
2.350%, 09/15/24 (144A) (EUR)	22,370,052	32,796,953
2.550%, 10/22/16 (EUR)	9,414,288	13,411,783
3.100%, 09/15/26 (EUR)	638,010	997,857

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
New Zealand Government Bond 3.000%, 09/20/30 (NZD) (f)	5,600,000	$5,090,624
Slovenia Government International Bond 4.700%, 11/01/16 (144A) (EUR)	6,400,000	9,488,177
Spain Government Bonds 3.800%, 04/30/24 (144A) (EUR)	15,500,000	23,259,763
5.400%, 01/31/23 (144A) (EUR)	29,800,000	50,122,188

		534,145,340

Total Foreign Government (Cost $542,080,834)		557,499,497

Corporate Bonds & Notes—8.3%

Banks—6.5%
Achmea Bank NV 3.200%, 11/03/14 (144A)	483,000	487,602
ANZ National International, Ltd. 0.666%, 08/19/14 (144A) (a)	5,000,000	5,003,375
Bankia S.A. 3.500%, 12/14/15 (EUR)	7,800,000	11,097,447
3.500%, 01/17/19 (EUR)	3,100,000	4,510,939
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	5,000,000	5,637,500
BNP Paribas S.A. 0.533%, 11/07/15 (a)	23,200,000	23,193,782
BPCE S.A. 0.796%, 11/18/16 (a)	13,300,000	13,331,055
BPE Financiaciones S.A. 2.500%, 02/01/17 (EUR)	2,700,000	3,770,757
2.875%, 05/19/16 (EUR)	5,600,000	7,855,106
China Construction Bank Corp. 1.700%, 04/16/15	4,000,000	4,007,964
Citigroup, Inc. 0.745%, 05/01/17 (a)	33,800,000	33,771,540
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.558%, 04/28/17 (a)	33,700,000	33,730,367
Credit Agricole S.A. 7.875%, 01/23/24 (a)	200,000	218,500
Depfa ACS Bank 3.875%, 11/14/16 (EUR)	600,000	883,337
Eksportfinans ASA 2.375%, 05/25/16	4,100,000	4,100,000
Intesa Sanpaolo S.p.A. 3.125%, 01/15/16	3,200,000	3,289,293
JPMorgan Chase & Co. 0.779%, 04/25/18 (a)	33,700,000	33,699,899
Rabobank Nederland 4.000%, 09/10/15 (GBP)	5,160,000	9,122,682
Turkiye Garanti Bankasi A/S 2.728%, 04/20/16 (144A) (a)	1,600,000	1,580,000
Westpac Banking Corp. 2.700%, 12/09/14 (144A)	4,900,000	4,949,186
3.585%, 08/14/14 (144A)	6,700,000	6,725,882

		210,966,213

Diversified Financial Services—0.1%
Credit Agricole Home Loan SFH 0.978%, 07/21/14 (144A) (a)	2,000,000	2,000,366

Electric—0.4%
Electricite de France S.A. 0.688%, 01/20/17 (144A) (a)	9,000,000	9,036,486
1.150%, 01/20/17 (144A)	2,800,000	2,800,588

		11,837,074

Home Builders—0.2%
D.R. Horton, Inc. 5.250%, 02/15/15	7,500,000	7,675,500

Oil & Gas—0.0%
Chesapeake Energy Corp. 3.479%, 04/15/19 (a)	800,000	809,000

Telecommunications—1.0%
BellSouth Corp. 4.182%, 04/26/15 (144A) (g)	32,600,000	33,538,065

Transportation—0.1%
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR)	3,900,000	5,036,944

Total Corporate Bonds & Notes (Cost $271,536,963)		271,863,162

Mortgage-Backed Securities—3.6%

Collateralized Mortgage Obligations—2.6%
American General Mortgage Loan Trust 5.150%, 03/25/58 (144A) (a)	412,796	414,333
Banc of America Funding Trust 2.651%, 02/20/36 (a)	1,693,589	1,703,378
Banc of America Mortgage Trust 2.628%, 06/25/35 (a)	385,566	367,990
2.767%, 09/25/35 (a)	241,893	229,559
4.682%, 11/25/34 (a)	92,674	89,633
6.500%, 09/25/33	59,545	61,373
BCAP LLC Trust 5.208%, 03/26/37 (144A) (a)	2,324,381	2,296,897
Bear Stearns Adjustable Rate Mortgage Trust 2.150%, 08/25/35 (a)	176,945	179,695
2.528%, 03/25/35 (a)	7,004	7,098
2.580%, 03/25/35 (a)	808,882	820,644
2.684%, 03/25/35 (a)	661,118	647,322
2.881%, 01/25/35 (a)	2,518,962	2,541,379
Bear Stearns ALT-A Trust 0.312%, 02/25/34 (a)	285,741	263,003
2.790%, 09/25/35 (a)	2,055,659	1,794,075
Chase Mortgage Finance Trust 2.502%, 02/25/37 (a)	186,974	186,571
Citigroup Mortgage Loan Trust, Inc. 2.200%, 09/25/35 (a)	272,729	274,601

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.280%, 09/25/35 (a)	252,900	$253,408
2.500%, 05/25/35 (a)	62,151	60,822
2.500%, 10/25/35 (a)	4,485,692	4,436,054
Countrywide Alternative Loan Trust 0.332%, 05/25/47 (a)	496,116	428,175
0.333%, 02/20/47 (a)	1,483,056	1,104,816
0.432%, 12/25/35 (a)	41,153	37,090
5.500%, 06/25/35	1,089,282	1,050,360
Countrywide Home Loan Mortgage Pass-Through Trust 0.442%, 04/25/35 (a)	1,149,833	1,054,793
0.492%, 06/25/35 (144A) (a)	176,384	158,057
2.521%, 11/19/33 (a)	41,868	41,399
2.747%, 08/25/34 (a)	305,351	271,569
4.780%, 11/20/34 (a)	669,033	639,319
Deutsche ALT-B Securities Mortgage Loan Trust 0.252%, 10/25/36 (a)	46,109	28,371
5.869%, 10/25/36	814,657	655,420
5.886%, 10/25/36	814,657	655,971
First Horizon Alternative Mortgage Securities Trust 2.208%, 06/25/34 (a)	390,908	387,216
Granite Mortgages plc 0.934%, 09/20/44 (GBP) (a)	639,287	1,091,887
GreenPoint Mortgage Funding Trust 0.422%, 11/25/45 (a)	218,042	172,128
GreenPoint MTA Trust 0.372%, 06/25/45 (a)	463,282	416,747
GSR Mortgage Loan Trust 2.613%, 05/25/35 (a)	824,004	765,625
2.657%, 09/25/35 (a)	602,277	607,720
2.834%, 01/25/35 (a)	525,357	516,927
4.862%, 11/25/35 (a)	1,172,007	1,088,586
HarborView Mortgage Loan Trust 0.375%, 05/19/35 (a)	122,345	107,861
0.435%, 02/19/36 (a)	253,860	198,685
Holmes Master Issuer plc 1.678%, 10/15/54 (144A) (EUR) (a)	5,672,531	7,770,342
Indymac Index Mortgage Loan Trust 2.722%, 11/25/35 (a)	1,261,845	1,133,499
JPMorgan Mortgage Trust 2.179%, 07/27/37 (144A) (a)	1,322,081	1,131,850
2.625%, 07/25/35 (a)	387,476	390,752
2.703%, 07/25/35 (a)	449,666	457,347
2.745%, 08/25/35 (a)	802,983	768,106
2.779%, 08/25/35 (a)	540,576	539,262
2.952%, 02/25/35 (a)	679,494	675,122
5.031%, 06/25/35 (a)	1,549,586	1,557,686
5.109%, 09/25/35 (a)	192,456	194,654
Master Adjustable Rate Mortgages Trust 2.182%, 12/25/33 (a)	266,104	268,158
2.636%, 11/21/34 (a)	423,714	432,387
Mellon Residential Funding Corp. 0.592%, 12/15/30 (a)	57,434	54,591
0.852%, 11/15/31 (a)	397,891	397,631

Collateralized Mortgage Obligations—(Continued)
Merrill Lynch Mortgage Investors Trust 0.402%, 11/25/35 (a)	201,619	191,226
1.151%, 10/25/35 (a)	389,744	371,351
1.572%, 10/25/35 (a)	1,357,880	1,341,633
5.394%, 12/25/35 (a)	357,982	338,645
National Credit Union Administration Guaranteed Notes 0.602%, 10/07/20 (a)	3,433,596	3,452,062
0.712%, 12/08/20 (a)	5,248,028	5,282,161
RBSSP Resecuritization Trust 2.107%, 07/26/45 (144A) (a)	9,145,758	9,217,561
Residential Accredit Loans, Inc. 0.452%, 08/25/35 (a)	203,664	162,945
1.483%, 09/25/45 (a)	213,452	176,822
Sequoia Mortgage Trust 0.353%, 07/20/36 (a)	1,925,632	1,845,437
0.855%, 10/19/26 (a)	110,655	110,038
Structured Adjustable Rate Mortgage Loan Trust 1.523%, 01/25/35 (a)	169,779	137,353
2.467%, 02/25/34 (a)	253,567	257,448
5.500%, 12/25/34 (a)	536,027	524,851
Structured Asset Mortgage Investments II Trust 0.342%, 06/25/36 (a)	122,602	99,757
0.362%, 05/25/46 (a)	55,972	42,233
0.405%, 07/19/35 (a)	301,584	274,187
0.485%, 10/19/34 (a)	144,540	137,525
Structured Asset Securities Corp. 2.628%, 10/28/35 (144A) (a)	146,293	138,463
Swan Trust 3.960%, 04/25/41 (AUD) (a)	293,059	277,457
TBW Mortgage Backed Pass-Through Certificates 6.015%, 07/25/37	371,001	276,135
Thornburg Mortgage Securities Trust 6.092%, 09/25/37 (a)	2,039,842	2,128,928
WaMu Mortgage Pass-Through Certificates Trust 0.412%, 11/25/45 (a)	220,396	206,156
0.442%, 10/25/45 (a)	1,361,773	1,279,075
0.893%, 05/25/47 (a)	568,736	499,341
0.933%, 12/25/46 (a)	130,477	119,755
1.123%, 02/25/46 (a)	225,636	212,145
1.123%, 08/25/46 (a)	9,471,166	8,383,375
1.323%, 11/25/42 (a)	28,129	27,537
2.201%, 07/25/46 (a)	856,502	776,694
2.201%, 11/25/46 (a)	273,730	269,266
2.473%, 12/25/35 (a)	272,853	256,283
5.127%, 08/25/35 (a)	269,726	261,328
Wells Fargo Mortgage Backed Securities Trust 2.612%, 03/25/36 (a)	206,509	201,406
2.615%, 10/25/35 (a)	25,260	25,468
2.616%, 11/25/34 (a)	285,299	290,712
2.617%, 09/25/34 (a)	521,300	533,736
2.623%, 04/25/36 (a)	1,243,528	1,218,208
5.588%, 04/25/36 (a)	475,005	472,297

		85,694,944

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—1.0%
Banc of America Commercial Mortgage Trust 5.775%, 06/10/49 (a)	1,100,000	$1,210,662
5.948%, 02/10/51 (a)	869,946	968,704
Banc of America Re-REMIC Trust 5.679%, 06/24/50 (144A) (a)	1,618,615	1,754,579
5.680%, 02/17/51 (144A) (a)	969,575	1,046,657
Commercial Mortgage Pass-Through Certificates 3.156%, 07/10/46 (144A)	2,200,456	2,246,839
Credit Suisse Mortgage Capital Certificates 5.383%, 02/15/40 (144A)	1,221,438	1,329,824
5.467%, 09/18/39 (144A) (a)	1,784,549	1,904,098
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	27,717
Indus Eclipse plc 0.699%, 01/25/20 (GBP) (a)	534,968	898,607
JPMorgan Chase Commercial Mortgage Securities Trust 4.654%, 01/12/37	116,439	116,386
5.794%, 02/12/51 (a)	1,500,000	1,664,235
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	5,400,000	5,998,887
RBSCF Trust 6.213%, 12/16/49 (144A) (a)	2,600,000	2,791,030
Vornado DP LLC 4.004%, 09/13/28 (144A)	7,000,000	7,504,168
Wachovia Bank Commercial Mortgage Trust 0.232%, 06/15/20 (144A) (a)	855,007	849,572
5.088%, 08/15/41 (a)	462,701	462,349

		30,774,314

Total Mortgage-Backed Securities (Cost $107,862,759)		116,469,258

Asset-Backed Securities—2.2%

Asset-Backed - Credit Card—0.2%
Citibank Omni Master Trust 2.902%, 08/15/18 (144A) (a)	7,100,000	7,123,018

Asset-Backed - Home Equity—0.2%
Asset Backed Funding Certificates 0.852%, 06/25/34 (a)	587,717	545,831
Bear Stearns Asset Backed Securities Trust 0.812%, 10/25/32 (a)	18,438	17,482
1.152%, 10/25/37 (a)	2,820,664	2,618,667
First NLC Trust 0.222%, 08/25/37 (144A) (a)	1,471,605	779,618
HSBC Home Equity Loan Trust 0.303%, 03/20/36 (a)	1,361,057	1,348,955
HSI Asset Securitization Corp. Trust 0.202%, 10/25/36 (a)	8,534	4,474
Soundview Home Loan Trust 0.212%, 11/25/36 (144A) (a)	60,272	23,653

		5,338,680

Asset-Backed - Other—1.3%
Aquilae CLO II plc 0.637%, 01/17/23 (EUR) (a)	2,082,119	2,817,107
Carrington Mortgage Loan Trust 0.472%, 10/25/35 (a)	89,618	89,177
Conseco Finance Securitizations Corp. 6.681%, 12/01/33 (a)	889,231	894,320
Countrywide Asset-Backed Certificates 0.332%, 07/25/36 (a)	3,500,455	3,414,375
0.400%, 04/25/36 (a)	173,980	169,988
Credit-Based Asset Servicing and Securitization LLC 0.272%, 07/25/37 (144A) (a)	161,228	103,574
CSAB Mortgage Backed Trust 5.720%, 09/25/36	948,929	697,957
Equity One Mortgage Pass-Through Trust 0.452%, 04/25/34 (a)	114,656	98,331
Hillmark Funding, Ltd. 0.477%, 05/21/21 (144A) (a)	14,132,677	13,930,141
JPMorgan Mortgage Acquisition Trust 0.212%, 03/25/47 (a)	225,541	217,754
Magi Funding plc 0.677%, 04/11/21 (144A) (EUR) (a)	826,353	1,121,342
Morgan Stanley IXIS Real Estate Capital Trust 0.202%, 11/25/36 (a)	834	428
Nautique Funding, Ltd. 0.477%, 04/15/20 (144A) (a)	598,046	592,431
NYLIM Flatiron CLO, Ltd. 0.445%, 08/08/20 (144A) (a)	398,093	393,286
Park Place Securities, Inc. 0.412%, 09/25/35 (a)	27,301	27,008
1.172%, 12/25/34 (a)	1,346,230	1,347,884
Penta CLO S.A. 0.614%, 06/04/24 (EUR) (a)	4,357,383	5,863,798
Small Business Administration Participation Certificates 5.510%, 11/01/27	3,480,845	3,870,752
Structured Asset Securities Corp. 0.292%, 05/25/47 (a)	3,200,000	3,044,557
1.651%, 04/25/35 (a)	490,989	476,208
Symphony CLO, Ltd. 0.464%, 05/15/19 (144A) (a)	3,329,211	3,297,793
Wood Street CLO B.V. 0.666%, 03/29/21 (144A) (EUR) (a)	359,022	486,877

		42,955,088

Asset-Backed - Student Loan—0.5%
College Loan Corp. Trust 0.479%, 01/25/24 (a)	900,000	877,412
Nelnet Student Loan Trust 0.929%, 07/25/18 (a)	145,991	146,058
North Carolina State Education Assistance Authority 0.679%, 10/26/20 (a)	1,202,226	1,202,491

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Asset-Backed Securities—(Continued)

Security Description	Shares/ Notional/ Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust
0.239%, 10/25/17 (a)	339,573	$338,975
0.729%, 10/25/17 (a)	315,567	315,974
1.729%, 04/25/23 (a)	14,554,341	15,050,208

		17,931,118

Total Asset-Backed Securities (Cost $70,072,507)		73,347,904

Floating Rate Loan (a)—0.2%

Healthcare - Services—0.2%
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18 (Cost $7,051,629)	7,064,666	7,101,756

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,092,600

Municipals—0.0%
Tobacco Settlement Financing Authority 7.467%, 06/01/47 (Cost $712,344)	745,000	637,303

Purchased Options—0.0%

Put Options—0.0%
OTC—5 Year Interest Rate Swap, Exercise Rate 1.000%, Expires 10/29/14 (Counterparty—Goldman Sachs Bank USA) (EUR) (f)	12,500,000	18,588
OTC—5 Year Interest Rate Swap, Exercise Rate 1.000%, Expires 11/10/14 (Counterparty—Goldman Sachs Bank USA) (EUR) (f)	40,400,000	71,805

Total Purchased Options (Cost $748,978)		90,393

Short-Term Investments—20.7%

Commercial Paper—1.8%
Banco Bilbao Vizcaya Argentaria S.A. 0.977%, 10/23/15 (h)	33,750,000	33,747,050
1.075%, 05/16/16 (h)	14,000,000	14,000,000
Itau Unibanco S.A. New York 0.010%, 06/04/15 (h)	10,800,000	10,800,000

		58,547,050

Foreign Government—5.4%
Hellenic Republic Treasury Bills
2.122%, 08/18/14 (EUR) (h)	2,100,000	2,868,822
2.126%, 12/12/14 (EUR) (h)	24,100,000	32,785,789
2.510%, 07/18/14 (EUR) (h)	18,200,000	24,902,898
Japan Treasury Bills
0.047%, 08/04/14 (JPY) (h)	790,000,000	7,797,961
0.054%, 08/11/14 (JPY) (h)	10,810,000,000	106,703,519

		175,058,989

U.S. Treasury—0.1%
U.S. Treasury Bills
0.026%, 07/24/14 (e) (h)	230,000	229,996
0.028%, 11/13/14 (e) (h)	242,000	241,975
0.050%, 10/09/14 (d) (e) (h)	195,000	194,973
0.057%, 08/14/14 (d) (e) (h)	166,000	165,988
0.061%, 09/25/14 (e) (h)	8,000	7,999
0.075%, 09/18/14 (d) (e) (h)	1,048,000	1,047,828
0.077%, 09/11/14 (e) (h)	553,000	552,914
0.080%, 08/21/14 (e) (h)	150,000	149,983
0.090%, 03/05/15 (d) (e) (h)	719,000	718,554

		3,310,210

Repurchase Agreements—13.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/26/14 at 0.090% to be repurchased at $430,006,450 on 07/03/14 collateralized by $355,971,133 U.S. Treasury Inflation Indexed Bonds with rates ranging from 1.750%—3.625%, maturity dates ranging from 01/15/25—04/15/28 with a value of $435,238,798.	430,000,000	430,000,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/30/14 at 0.15% to be repurchased at $6,700,028 on 07/01/14, collateralized by $6,835,000 U.S. Treasury Note at 0.375% due 03/31/16 with a value of $6,836,299.	6,700,000	6,700,000

		436,700,000

Total Short-Term Investments (Cost $672,910,353)		673,616,249

Total Investments—144.8% (Cost $4,781,179,000) (i)		4,728,101,453
Other assets and liabilities (net)—(44.8)%		(1,463,650,240)

Net Assets—100.0%		$3,264,451,213

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $1,052,200.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2014, the market value of securities pledged was $11,610,078.
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2014, the market value of securities pledged was $8,233,036.
(f)	Illiquid security. As of June 30, 2014, these securities represent 0.2% of net assets.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $33,538,065, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(h)	The rate shown represents current yield to maturity.
(i)	As of June 30, 2014, the aggregate cost of investments was $4,781,179,000. The aggregate unrealized appreciation and depreciation of investments were $59,938,036 and $(113,015,583), respectively, resulting in net unrealized depreciation of $(53,077,547).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $255,859,851, which is 7.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
BellSouth Corp.	04/16/14	$32,600,000	$33,776,534	$33,538,065

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,918,000	Deutsche Bank AG	07/02/14	USD	1,775,041	$33,536
AUD	33,393,000	Societe Generale Paris	07/02/14	USD	31,482,520	5,398
AUD	5,765,000	Deutsche Bank AG	08/05/14	USD	5,424,179	(1,276)
BRL	12,162	Citibank N.A.	07/02/14	USD	5,521	(17)
BRL	13,945,025	Credit Suisse International	07/02/14	USD	6,169,000	142,392
BRL	23,797,025	Credit Suisse International	07/02/14	USD	10,525,000	245,321
BRL	25,460,865	Goldman Sachs Bank USA	07/02/14	USD	11,241,000	282,360
BRL	25,478,813	Goldman Sachs Bank USA	07/02/14	USD	11,239,000	292,484
BRL	17,642,332	JPMorgan Chase Bank N.A.	07/02/14	USD	7,881,319	103,443
BRL	75,323,328	JPMorgan Chase Bank N.A.	07/02/14	USD	34,199,013	(108,347)
BRL	13,346,238	UBS AG Stamford	07/02/14	USD	6,059,587	(19,198)
BRL	10,355,409	Credit Suisse International	08/04/14	USD	4,579,000	63,952
BRL	13,210,992	Credit Suisse International	08/04/14	USD	5,724,000	199,282
BRL	40,086,479	JPMorgan Chase Bank N.A.	08/04/14	USD	17,744,840	228,339
BRL	17,642,332	UBS AG Stamford	08/04/14	USD	7,737,865	172,253
EUR	23,631,000	BNP Paribas S.A.	07/02/14	USD	32,250,336	107,599
EUR	1,069,000	Citibank N.A.	07/02/14	USD	1,453,657	10,125
EUR	5,559,000	Deutsche Bank AG	07/02/14	USD	7,579,991	31,949
EUR	344,123,000	Deutsche Bank AG	07/02/14	USD	467,697,569	3,510,154
EUR	748,000	UBS AG Stamford	07/02/14	USD	1,022,958	1,279
EUR	4,898,000	UBS AG Stamford	07/02/14	USD	6,640,292	66,541
GBP	6,742,000	Deutsche Bank AG	07/02/14	USD	11,458,029	80,228
INR	40,040,150	Credit Suisse International	07/23/14	USD	655,000	7,450
INR	97,376,770	Deutsche Bank AG	07/23/14	USD	1,622,000	(10,935)
INR	391,643,100	Deutsche Bank AG	07/23/14	USD	6,390,000	89,598

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	316,207,700	Goldman Sachs Bank USA	07/23/14	USD	5,155,000	$76,546
INR	38,981,800	JPMorgan Chase Bank N.A.	07/23/14	USD	638,000	6,940
INR	293,672,940	JPMorgan Chase Bank N.A.	07/23/14	USD	4,939,000	(80,284)
INR	302,336,840	JPMorgan Chase Bank N.A.	07/23/14	USD	5,083,000	(80,943)
INR	381,289,440	JPMorgan Chase Bank N.A.	07/23/14	USD	6,216,000	92,300
INR	162,020,970	Societe Generale Paris	07/23/14	USD	2,699,000	(18,420)
INR	402,508,790	UBS AG Stamford	07/23/14	USD	6,563,000	96,367
JPY	7,113,600,000	JPMorgan Chase Bank N.A.	07/02/14	USD	70,044,358	175,276
MXN	109,275,488	Goldman Sachs Bank USA	08/25/14	USD	8,295,729	96,202
MXN	395,732,077	Goldman Sachs Bank USA	09/23/14	USD	30,344,061	(12,071)
NZD	5,641,000	Deutsche Bank AG	07/02/14	USD	4,910,519	28,460

Contracts to Deliver
AUD	35,311,000	Societe Generale Paris	07/02/14	USD	32,607,431	(689,064)
AUD	33,393,000	Societe Generale Paris	08/05/14	USD	31,405,960	(5,488)
BRL	12,162	Citibank N.A.	07/02/14	USD	5,430	(75)
BRL	37,742,050	Credit Suisse International	07/02/14	USD	17,136,004	54,289
BRL	50,939,678	Goldman Sachs Bank USA	07/02/14	USD	23,128,117	73,273
BRL	92,965,660	JPMorgan Chase Bank N.A.	07/02/14	USD	38,480,757	(3,594,672)
BRL	13,346,238	UBS AG Stamford	07/02/14	USD	5,928,500	(111,889)
BRL	17,642,332	JPMorgan Chase Bank N.A.	08/04/14	USD	7,809,625	(100,494)
BRL	17,571,835	JPMorgan Chase Bank N.A.	08/04/14	USD	7,277,327	(601,183)
BRL	15,960,386	JPMorgan Chase Bank N.A.	08/04/14	USD	6,641,029	(514,971)
BRL	12,344,374	JPMorgan Chase Bank N.A.	08/04/14	USD	5,064,982	(469,743)
BRL	11,921,598	JPMorgan Chase Bank N.A.	08/04/14	USD	4,904,998	(440,171)
BRL	5,854,687	JPMorgan Chase Bank N.A.	08/04/14	USD	2,454,178	(170,830)
BRL	27,393,100	JPMorgan Chase Bank N.A.	10/02/14	USD	11,440,008	(639,410)
BRL	25,047,395	Credit Suisse International	01/05/15	USD	10,525,000	(248,560)
BRL	14,671,733	Credit Suisse International	01/05/15	USD	6,169,000	(141,708)
BRL	13,766,792	Credit Suisse International	01/05/15	USD	5,724,000	(197,468)
BRL	10,794,993	Credit Suisse International	01/05/15	USD	4,579,000	(64,217)
BRL	26,809,511	Goldman Sachs Bank USA	01/05/15	USD	11,239,000	(292,493)
BRL	26,789,551	Goldman Sachs Bank USA	01/05/15	USD	11,241,000	(281,908)
BRL	41,794,420	JPMorgan Chase Bank N.A.	01/05/15	USD	17,744,839	(232,067)
BRL	18,389,036	UBS AG Stamford	01/05/15	USD	7,737,865	(171,755)
COP	4,120,791,639	Credit Suisse International	10/16/14	USD	2,145,408	(31,000)
EUR	327,393,000	BNP Paribas S.A.	07/02/14	USD	446,547,519	(1,751,810)
EUR	10,026,000	Barclays Bank plc	07/02/14	USD	13,650,759	(77,846)
EUR	22,679,000	Credit Suisse International	07/02/14	USD	30,688,996	(365,365)
EUR	15,889,000	JPMorgan Chase Bank N.A.	07/02/14	USD	21,617,668	(139,145)
EUR	4,041,000	JPMorgan Chase Bank N.A.	07/02/14	USD	5,501,421	(31,922)
EUR	24,524,000	Citibank N.A.	08/05/14	USD	33,398,181	(186,835)
EUR	344,123,000	Deutsche Bank AG	08/05/14	USD	467,754,350	(3,513,654)
EUR	35,949,000	Goldman Sachs Bank USA	08/05/14	USD	48,914,726	(316,547)
GBP	6,742,000	BNP Paribas S.A.	07/02/14	USD	11,352,422	(185,835)
GBP	6,742,000	Deutsche Bank AG	08/05/14	USD	11,455,116	(80,082)
JPY	3,527,900,000	Barclays Bank plc	07/02/14	USD	34,734,827	(89,712)
JPY	425,700,000	Citibank N.A.	07/02/14	USD	4,149,804	(52,357)
JPY	3,160,000,000	JPMorgan Chase Bank N.A.	07/02/14	USD	31,026,019	(166,913)
JPY	790,000,000	Citibank N.A.	08/04/14	USD	7,737,512	(62,638)
JPY	7,113,600,000	JPMorgan Chase Bank N.A.	08/05/14	USD	70,060,156	(177,220)
JPY	10,810,000,000	Citibank N.A.	08/11/14	USD	106,157,321	(581,481)
NZD	5,641,000	Barclays Bank plc	07/02/14	USD	4,809,134	(129,844)
NZD	5,641,000	Deutsche Bank AG	08/05/14	USD	4,895,333	(28,398)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	820,882	Goldman Sachs Bank USA	07/30/14	HUF	255,413,000	$(3,869)
EUR	13,302,662	Goldman Sachs Bank USA	07/30/14	HUF	4,138,192,000	(58,895)
PLN	13,025,500	BNP Paribas S.A.	07/30/14	EUR	3,078,841	65,001
PLN	13,025,500	BNP Paribas S.A.	07/30/14	EUR	3,079,641	63,905
PLN	13,025,500	BNP Paribas S.A.	07/30/14	EUR	3,080,078	63,306

Net Unrealized Depreciation						$(10,765,477)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 5 Year Futures	09/30/14	1,095	USD	131,086,785	$(277,057)

Written Options

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)[10] or 0	04/22/24	$(35,000,000)	$(254,625)	$(300,041)	$(45,416)
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)[10] or 0	05/16/24	(2,800,000)	(19,460)	(24,512)	(5,052)
Floor - OTC CPURNSA Index	0.000	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	01/22/18	(4,500,000)	(43,650)	(9,929)	33,721
Floor - OTC CPURNSA Index	0.000	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/01/18	(3,500,000)	(30,100)	(8,257)	21,843
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/10/20	(5,100,000)	(38,250)	(1,464)	36,786
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	(436,720)	(14,799)	421,921
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	(60,630)	(1,768)	58,862

Totals						$(883,435)	$(360,770)	$522,665

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Interest Rate Swap	1.250%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Pay	10/29/14	EUR	(25,000,000)	$(188,081)	$(10,167)	$177,914
Put - OTC - 5-Year Interest Rate Swap	1.235%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Pay	11/10/14	EUR	(80,800,000)	(562,106)	(46,358)	515,748

Totals								$(750,187)	$(56,525)	$693,662

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Written Options—(Continued)

Credit Default Swaptions	Strike Rate	Counterparty	Floating Rate Index	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Credit Default Swap	101.000%	BNP Paribas S.A.	Markit CDX North America High Yield, Series 22	Sell	07/16/14	USD	(14,700,000)	$(3,493)	$(667)	$2,826
Put - OTC - 5-Year Credit Default Swap	104.000%	BNP Paribas S.A.	Markit CDX North America High Yield, Series 22	Sell	07/17/14	USD	(29,100,000)	(15,845)	(5,529)	10,316
Put - OTC - 5-Year Credit Default Swap	1.000%	Citibank N.A.	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(2,400,000)	(7,406)	(1,454)	5,952
Put - OTC - 5-Year Credit Default Swap	1.100%	Goldman Sachs International	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(4,000,000)	(14,018)	(1,662)	12,356
Put - OTC - 5-Year Credit Default Swap	1.100%	JPMorgan Chase Bank N.A.	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(4,600,000)	(16,950)	(1,912)	15,038
Put - OTC - 5-Year Credit Default Swap	0.950%	Goldman Sachs International	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(5,600,000)	(17,010)	(4,239)	12,771
Put - OTC - 5-Year Credit Default Swap	1.100%	BNP Paribas S.A.	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(11,100,000)	(37,757)	(4,377)	33,380
Put - OTC - 5-Year Credit Default Swap	0.950%	JPMorgan Chase Bank N.A.	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(10,300,000)	(34,572)	(7,798)	26,774
Put - OTC - 5-Year Credit Default Swap	0.950%	Citibank N.A.	Markit CDX iTraxx Europe, Series 21	Sell	09/17/14	EUR	(10,700,000)	(35,604)	(8,101)	27,503
Put - OTC - 5-Year Credit Default Swap	0.750%	Credit Suisse International	Markit CDX iTraxx Europe, Series 21	Sell	07/16/14	EUR	(23,900,000)	(9,432)	(8,173)	1,259

Totals								$(192,087)	$(43,912)	$148,175

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Citibank N.A.	EUR	1,400,000	$66,211	$17,440	$48,771
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Credit Suisse International	EUR	2,100,000	99,316	15,260	84,056
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Deutsche Bank AG	EUR	3,300,000	156,066	34,598	121,468
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Morgan Stanley Capital Services, LLC	EUR	100,000	4,730	1,107	3,623
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Societe Generale Paris	EUR	8,600,000	406,719	71,253	335,466
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	BNP Paribas S.A.	EUR	30,000,000	2,030,946	114,032	1,916,914
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	Citibank N.A.	EUR	3,800,000	257,253	48,295	208,958
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	Deutsche Bank AG	EUR	3,800,000	257,253	47,781	209,472
Pay	1-Year BRL CDI	10.410%	01/02/15	UBS AG Stamford	BRL	9,000,000	4,187	5,334	(1,147)
Pay	1-Year BRL CDI	10.910%	01/02/17	Goldman Sachs Bank USA	BRL	37,900,000	(5,678)	(10,293)	4,615
Pay	3-Month BRL CDI	7.900%	01/02/15	JPMorgan Chase Bank N.A.	BRL	50,400,000	(563,786)	(179,944)	(383,842)
Pay	3-Month BRL CDI	8.260%	01/02/15	UBS AG Stamford	BRL	104,400,000	(724,965)	127,055	(852,020)
Receive	3-Month USD CPURNSA	1.800%	01/17/16	Deutsche Bank AG	USD	10,100,000	100,434	(3,260)	103,694
Receive	3-Month USD CPURNSA	1.730%	04/15/16	Goldman Sachs Bank USA	USD	177,900,000	1,269,495	(199,939)	1,469,434
Receive	3-Month USD CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	186,529	—	186,529
Receive	3-Month USD CPURNSA	1.860%	11/05/16	Deutsche Bank AG	USD	32,300,000	293,639	—	293,639
Receive	3-Month USD CPURNSA	1.825%	11/29/16	BNP Paribas S.A.	USD	13,100,000	138,140	(2,972)	141,112
Receive	3-Month USD CPURNSA	1.825%	11/29/16	Deutsche Bank AG	USD	22,200,000	234,099	(9,106)	243,205
Receive	3-Month USD CPURNSA	1.845%	11/29/16	Deutsche Bank AG	USD	16,400,000	162,868	—	162,868
Receive	3-Month USD CPURNSA	1.930%	02/10/17	Deutsche Bank AG	USD	9,300,000	103,351	—	103,351
Receive	3-Month USD CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(601,862)	21,811	(623,673)
Receive	3-Month USD CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	70,750	—	70,750
Receive	3-Month USD CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	438,251	—	438,251
Receive	3-Month USD CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	10,400,000	(145,070)	11,440	(156,510)
Receive	3-Month USD CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	273,121	(11,377)	284,498
Receive	3-Month USD CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(187,490)	—	(187,490)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	$149,253	$42,961	$106,292
Receive	3-Month USD CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	89,598	—	89,598
Receive	3-Month USD CPURNSA	2.500%	07/15/22	BNP Paribas S.A.	USD	800,000	(14,051)	11,440	(25,491)
Receive	3-Month USD CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(176,591)	—	(176,591)
Pay	6-Month AUD LIBOR	4.000%	06/18/19	Barclays Bank plc	AUD	1,500,000	46,621	1,546	45,075
Pay	6-Month AUD LIBOR	4.000%	06/18/19	Credit Suisse International	AUD	9,500,000	295,265	25,416	269,849
Pay	6-Month AUD LIBOR	4.000%	06/18/19	UBS AG Stamford	AUD	32,100,000	997,686	71,789	925,897

Totals							$5,712,288	$251,667	$5,460,621

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	48,800,000	$2,366,449
Receive	3-Month USD-LIBOR	3.500%	12/18/43	USD	46,200,000	(3,519,001)
Receive	3-Month USD-LIBOR	3.750%	06/18/44	USD	26,200,000	(1,228,389)
Receive	6-Month EURIBOR	2.000%	01/29/24	EUR	54,600,000	(4,230,174)
Receive	6-Month EURIBOR	2.750%	09/17/44	EUR	19,700,000	(2,197,625)
Receive	6-Month JPY-LIBOR	1.000%	09/18/23	JPY	6,910,000,000	(1,756,040)

Totals						$(10,564,780)

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Unrealized Appreciation
Markit CDX High Yield Index, Series 22	5.000%	06/20/19	3.027%	USD	693,000	$1,058
Markit CDX iTraxx Europe, Series 21	1.000%	06/20/19	0.622%	EUR	11,000,000	44,811
Markit CDX iTraxx Europe, Series 21	1.000%	06/20/24	1.012%	EUR	3,500,000	77,189

Totals						$123,058

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Brazilian Government International Bond 12.250%, due 03/06/30	1.000%	03/20/19	Deutsche Bank AG	1.316%	USD	12,000,000	$(171,599)	$(605,335)	$433,736
Brazilian Government International Bond 12.250%, due 03/06/30	1.000%	03/20/19	Morgan Stanley Capital Services, LLC	1.316%	USD	16,900,000	(241,668)	(860,195)	618,527
Greek Government International Bond 1.000%, due 06/20/15	1.000%	06/20/15	Morgan Stanley Capital Services, LLC	3.139%	EUR	1,700,000	(46,830)	(78,898)	32,068
Russian Federation 7.500%, due 03/31/30	1.000%	03/20/19	Citibank N.A.	1.662%	USD	2,200,000	(65,140)	(183,683)	118,543

Totals							$(525,237)	$(1,728,111)	$1,202,874

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDI)—	Brazil Interbank Deposit Rate
(COP)—	Colombian Peso
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(FRCPXTOB)—	France Consumer Price Ex-Tobacco Index
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,026,383,331	$—	$3,026,383,331
Total Foreign Government*	—	557,499,497	—	557,499,497
Total Corporate Bonds & Notes*	—	271,863,162	—	271,863,162
Total Mortgage-Backed Securities*	—	116,469,258	—	116,469,258
Total Asset-Backed Securities*	—	73,347,904	—	73,347,904
Total Floating Rate Loan*	—	7,101,756	—	7,101,756
Total Convertible Preferred Stock*	1,092,600	—	—	1,092,600
Total Municipals	—	637,303	—	637,303
Total Purchased Options*	—	90,393	—	90,393
Short-Term Investments
Commercial Paper	—	58,547,050	—	58,547,050
Foreign Government	—	175,058,989	—	175,058,989
U.S. Treasury	—	3,310,210	—	3,310,210
Repurchase Agreements	—	436,700,000	—	436,700,000
Total Short-Term Investments	—	673,616,249	—	673,616,249
Total Investments	$1,092,600	$4,727,008,853	$—	$4,728,101,453

Secured Borrowings (Liability)	$—	$(2,483,364,203)	$—	$(2,483,364,203)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,565,548	—	$6,565,548
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(17,331,025)	—	(17,331,025)
Total Forward Contracts	$—	$(10,765,477)	$—	$(10,765,477)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(277,057)	$—	$—	$(277,057)
Written Options
Credit Default Swaptions at Value	$—	$(43,912)	$—	$(43,912)
Inflation Capped Options at Value	—	(360,770)	—	(360,770)
Interest Rate Swaptions at Value	—	(56,525)	—	(56,525)
Total Written Options	$—	$(461,207)	$—	$(461,207)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,489,507	$—	$2,489,507
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(12,931,229)	—	(12,931,229)
Total Centrally Cleared Swap Contracts	$—	$(10,441,722)	$—	$(10,441,722)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,131,781	$—	$8,131,781
OTC Swap Contracts at Value (Liabilities)	—	(2,944,730)	—	(2,944,730)
Total OTC Swap Contracts	$—	$5,187,051	$—	$5,187,051

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2014

Assets
Investments at value (a)	$4,291,401,453
Repurchase Agreements	436,700,000
Cash	1,437,785
Cash denominated in foreign currencies (b)	3,167,841
Cash collateral for centrally cleared swap contracts	202,000
OTC swap contracts at market value (c)	8,131,781
Unrealized appreciation on forward foreign currency exchange contracts	6,565,548
Receivable for:
Investments sold	1,020,649,271
Fund shares sold	540,578
Principal paydowns	2,911
Interest	20,160,395
Variation margin on futures contracts	77,013
Interest on OTC swap contracts	9,475
Other assets	421,372

Total Assets	5,789,467,423
Liabilities
Written options at value (d)	461,207
Secured borrowings	2,483,364,203
OTC swap contracts at market value (e)	2,944,730
Cash collateral (f)	13,590,000
Unrealized depreciation on forward foreign currency exchange contracts	17,331,025
Payables for:
Investments purchased	23,637
Open OTC swap contracts cash collateral	1,843,000
Fund shares redeemed	839,784
Deferred dollar roll income	2,082,729
Variation margin on swap contracts	549,537
Interest on OTC swap contracts	803
Accrued expenses:
Management fees	1,243,303
Distribution and service fees	324,858
Deferred trustees’ fees	58,994
Other expenses	358,400

Total Liabilities	2,525,016,210

Net Assets	$3,264,451,213

Net assets consist of:
Paid in surplus	$3,450,215,305
Undistributed net investment income	48,050,915
Accumulated net realized loss	(166,817,336)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(66,997,671)

Net Assets	$3,264,451,213

Net Assets
Class A	$1,654,976,527
Class B	1,562,853,388
Class E	46,621,298
Capital Shares Outstanding*
Class A	158,969,727
Class B	150,912,313
Class E	4,496,851
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.41
Class B	10.36
Class E	10.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $4,344,479,000.
(b)	Identified cost of cash denominated in foreign currencies was $3,153,095.
(c)	Net premium paid on OTC swap contracts was $270,158.
(d)	Premiums received on written options were $1,825,709.
(e)	Net premium received on OTC swap contracts was $1,746,602.
(f)	Includes collateral of $5,492,000 for OTC swap contracts and $8,098,000 for secured borrowings.

Statement of Operations

Six Months Ended June 30, 2014

Investment Income
Dividends	$33,750
Interest (a)	65,802,834

Total investment income	65,836,584
Expenses
Management fees	7,739,366
Administration fees	38,096
Custodian and accounting fees	285,753
Distribution and service fees—Class B	1,940,333
Distribution and service fees—Class E	34,832
Interest expense	604,617
Audit and tax services	61,308
Legal	15,667
Trustees’ fees and expenses	22,086
Shareholder reporting	85,203
Insurance	11,640
Miscellaneous	13,033

Total expenses	10,851,934
Less management fee waiver	(41,517)

Net expenses	10,810,417

Net Investment Income	55,026,167

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(6,161,268)
Futures contracts	2,183,273
Written options	5,761,082
Swap contracts	(202,517)
Foreign currency transactions	2,088,599

Net realized gain	3,669,169

Net change in unrealized appreciation (depreciation) on:
Investments	177,904,943
Futures contracts	3,358,188
Written options	(1,377,248)
Swap contracts	(12,903,708)
Foreign currency transactions	(16,896,614)

Net change in unrealized appreciation	150,085,561

Net realized and unrealized gain	153,754,730

Net Increase in Net Assets From Operations	$208,780,897

(a)	Net of foreign withholding taxes of $3,737.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,026,167	$24,941,781
Net realized gain	3,669,169	31,583,608
Net change in unrealized appreciation (depreciation)	150,085,561	(397,276,805)

Increase (decrease) in net assets from operations	208,780,897	(340,751,416)

From Distributions to Shareholders
Net investment income
Class A	(32,181,909)	(38,778,159)
Class B	(23,767,735)	(39,507,606)
Class E	(749,414)	(1,439,192)
Net realized capital gains
Class A	0	(92,280,355)
Class B	0	(105,520,314)
Class E	0	(3,658,670)

Total distributions	(56,699,058)	(281,184,296)

Increase (decrease) in net assets from capital share transactions	(261,623,588)	265,074,852

Total decrease in net assets	(109,541,749)	(356,860,860)

Net Assets
Beginning of period	3,373,992,962	3,730,853,822

End of period	$3,264,451,213	$3,373,992,962

Undistributed net investment income
End of period	$48,050,915	$49,723,806

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,935,585	$50,143,891	31,780,025	$333,464,689
Reinvestments	3,195,820	32,181,909	11,979,754	131,058,514
Redemptions	(23,230,679)	(235,025,807)	(12,071,370)	(128,685,404)

Net increase (decrease)	(15,099,274)	$(152,700,007)	31,688,409	$335,837,799

Class B
Sales	2,955,772	$29,869,387	16,133,362	$172,366,442
Reinvestments	2,372,030	23,767,735	13,317,532	145,027,920
Redemptions	(15,714,715)	(158,633,047)	(36,151,639)	(377,009,503)

Net decrease	(10,386,913)	$(104,995,925)	(6,700,745)	$(59,615,141)

Class E
Sales	155,845	$1,586,810	598,602	$6,457,554
Reinvestments	74,717	749,414	467,694	5,097,862
Redemptions	(619,226)	(6,263,880)	(2,167,447)	(22,703,222)

Net decrease	(388,664)	$(3,927,656)	(1,101,151)	$(11,147,806)

Increase (decrease) derived from capital shares transactions		$(261,623,588)		$265,074,852

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Period Ended June 30, 2014

Cash Flows From Operating Activities
Net increase in net assets from operations	$208,780,897
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(1,513,088,660)
Proceeds from investments sold	1,392,765,704
Sales of short-term investments, net	1,677,590,374
Net amortization/accretion of premium (discount)	(41,194,459)
Premium received on open written options, net	2,542,807
Increase in interest receivable	(3,764,661)
Decrease in cash collateral, asset	4,405,500
Increase in OTC swap contracts at market value, asset	(3,336,006)
Decrease in receivable for principal paydowns	919
Decrease in receivable for variation margin on swap contracts	2,104,896
Increase in receivable for variation margin on futures contracts	(77,013)
Increase in interest receivable on OTC swap contracts	(9,475)
Decrease in receivable for deferred dollar roll income, asset	960,019
Decrease in unrealized appreciation on forward foreign currency exchange contracts	4,596,286
Increase in receivable for investments sold	(1,020,649,271)
Increase in other assets and prepaid expenses	(2,007)
Decrease in payable for investments purchased	(733,728)
Increase in payable for open swap contracts cash collateral	1,843,000
Increase in cash collateral, liability	8,346,000
Increase in payable for deferred dollar roll income, liability	2,082,729
Decrease in OTC swap contracts at market value, liability	(4,206,668)
Decrease in payable for variation margin on futures contracts	(403,103)
Increase in unrealized depreciation on forward foreign currency exchange contracts	12,529,043
Decrease in interest payable on OTC swap contracts	(15,681)
Increase in payable for variation margin on swap contracts	549,537
Decrease in accrued management fees	(104,339)
Decrease in accrued distribution and service fees	(22,919)
Increase in deferred trustee’s fees	5,110
Increase in other expenses	40,300
Net realized loss from investments and written options	400,186
Net change in unrealized (appreciation) depreciation on investments and written options	(176,527,695)

Net cash provided by operating activities	$555,407,622

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for fund shares sold	82,273,946
Payment on shares redeemed, including decrease in payable for fund shares redeemed	(400,907,658)
Proceeds from issuance of reverse repurchase agreements	59,201,019
Repayment of reverse repurchase agreements	(59,201,019)
Proceeds from secured borrowings	9,623,530,762
Repayment of secured borrowings	(9,858,464,385)
Decrease in due to custodian bank	(3,572)

Net cash used in financing activities	$(553,570,907)

Net increase in cash and foreign currency (a)	$1,836,715

Cash and cash in foreign currency at beginning of period	$2,768,911

Cash and cash in foreign currency at end of period	$4,605,626

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$56,699,058

Cash paid for interest and fees on borrowings:	$604,617

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $42,338.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.95		$11.83	$11.91	$11.43	$11.17	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.09	0.20	0.24	0.16	0.29
Net realized and unrealized gain (loss) on investments	0.48		(1.07)	0.85	1.02	0.71	1.46

Total from investment operations	0.65		(0.98)	1.05	1.26	0.87	1.75

Less Distributions
Distributions from net investment income	(0.19)		(0.27)	(0.40)	(0.22)	(0.30)	(0.42)
Distributions from net realized capital gains	0.00		(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.19)		(0.90)	(1.13)	(0.78)	(0.61)	(0.42)

Net Asset Value, End of Period	$10.41		$9.95	$11.83	$11.91	$11.43	$11.17

Total Return (%) (b)	6.56	(c)	(8.98)	9.33	11.48	8.00	18.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.55	0.58	0.51	0.51	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.50	(d)	0.50	0.50	0.50	0.51	0.53
Net ratio of expenses to average net assets (%)	0.53	(d)(e)	0.55	0.58	0.50	0.51	0.53
Net ratio of expenses to average net assets excluding interest expense (%)	0.50	(d)(e)	0.50	0.50	0.50	0.51	0.53
Ratio of net investment income to average net assets (%)	3.43	(d)	0.83	1.70	2.07	1.38	2.78
Portfolio turnover rate (%)	12	(c)	44 (f)	53	458	527	668
Net assets, end of period (in millions)	$1,655.0		$1,731.8	$1,685.0	$1,576.3	$1,273.4	$1,160.3

	Class B
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.88		$11.76	$11.84	$11.38	$11.13	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.06	0.17	0.21	0.13	0.27
Net realized and unrealized gain (loss) on investments	0.48		(1.07)	0.85	1.01	0.71	1.45

Total from investment operations	0.64		(1.01)	1.02	1.22	0.84	1.72

Less Distributions
Distributions from net investment income	(0.16)		(0.24)	(0.37)	(0.20)	(0.28)	(0.39)
Distributions from net realized capital gains	0.00		(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.16)		(0.87)	(1.10)	(0.76)	(0.59)	(0.39)

Net Asset Value, End of Period	$10.36		$9.88	$11.76	$11.84	$11.38	$11.13

Total Return (%) (b)	6.49	(c)	(9.27)	9.13	11.14	7.76	18.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.80	0.83	0.76	0.76	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.75	(d)	0.75	0.75	0.75	0.76	0.78
Net ratio of expenses to average net assets (%)	0.78	(d)(e)	0.80	0.83	0.75	0.76	0.78
Net ratio of expenses to average net assets excluding interest expense (%)	0.75	(d)(e)	0.75	0.75	0.75	0.76	0.78
Ratio of net investment income to average net assets (%)	3.21	(d)	0.58	1.46	1.83	1.13	2.55
Portfolio turnover rate (%)	12	(c)	44 (f)	53	458	527	668
Net assets, end of period (in millions)	$1,562.9		$1,593.8	$1,975.4	$1,786.3	$1,391.6	$971.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.90		$11.78	$11.85	$11.39	$11.13	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.07	0.18	0.22	0.14	0.28
Net realized and unrealized gain (loss) on investments	0.47		(1.07)	0.86	1.00	0.71	1.45

Total from investment operations	0.64		(1.00)	1.04	1.22	0.85	1.73

Less Distributions
Distributions from net investment income	(0.17)		(0.25)	(0.38)	(0.20)	(0.28)	(0.40)
Distributions from net realized capital gains	0.00		(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.17)		(0.88)	(1.11)	(0.76)	(0.59)	(0.40)

Net Asset Value, End of Period	$10.37		$9.90	$11.78	$11.85	$11.39	$11.13

Total Return (%) (b)	6.48	(c)(g)	(9.17)	9.22	11.18	7.90	18.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(d)	0.70	0.73	0.66	0.66	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	(d)	0.65	0.65	0.65	0.66	0.68
Net ratio of expenses to average net assets (%)	0.68	(d)(e)	0.70	0.73	0.65	0.66	0.68
Net ratio of expenses to average net assets excluding interest expense (%)	0.65	(d)(e)	0.65	0.65	0.65	0.66	0.68
Ratio of net investment income to average net assets (%)	3.29	(d)	0.68	1.54	1.91	1.24	2.63
Portfolio turnover rate (%)	12	(c)	44 (f)	53	458	527	668
Net assets, end of period (in millions)	$46.6		$48.4	$70.5	$61.9	$52.8	$48.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 39% for the year ended December 31, 2013.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures and swap transactions, foreign currency transactions, paydown, premium amortization, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $436,700,000, which is reflected as repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 31 days. The average amount of borrowings was $30,289,695 and the weighted average interest rate was 0.08% during the 31 day period. There were no outstanding reverse repurchase agreements as of June 30, 2014.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2014, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio’s average amount of borrowings was $954,256,121 and the weighted average interest rate was 0.125%. For the six months ended June 30, 2014, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

At June 30, 2014, the amount of the Portfolio’s outstanding borrowings was $2,483,364,203. Cash in the amount of $8,098,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2014. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA agreement and net of the related collateral pledged or received by the Portfolio as of June 30, 2014:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Received(b)	Net Amount(c)
Barclays Capital Inc.	$(1,173,206,604)	$1,170,022,942	$(1,920,000)	$(5,103,662)
BNP Paribas Securities Corp.	(935,606,644)	935,606,644	—	—
Morgan Stanley & Co. LLC	(374,550,955)	374,550,955	—	—

	$(2,483,364,203)	$2,480,180,541	$(1,920,000)	$(5,103,662)

(a)	Represents market value of borrowings as of June 30, 2014.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that

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Notes to Financial Statements—June 30, 2014—(Continued)

the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced

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Notes to Financial Statements—June 30, 2014—(Continued)

obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$90,393
	OTC swap contracts at market value (b)	8,131,781	OTC swap contracts at market value (b)	$2,419,493
	Unrealized appreciation on centrally cleared swap contracts **(c)	2,366,449	Unrealized depreciation on centrally cleared swap contracts **(c)	12,931,229
			Unrealized depreciation on futures contracts *(c)	277,057
			Written options at value	417,295
Credit			OTC swap contracts at market value (b)	525,237
	Unrealized appreciation on centrally cleared swap contracts **(c)	123,058
			Written options at value	43,912
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,565,548	Unrealized depreciation on forward foreign currency exchange contracts	17,331,025

Total		$17,277,229		$33,945,248

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $9,475 and OTC swap interest payable of $803.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$390,492	$(297,402)	$(93,090)	$—
BNP Paribas S.A.	2,468,897	(2,115,596)	(353,301)	—
Citibank N.A.	333,589	(333,589)	—	—
Credit Suisse International	1,107,267	(1,056,491)	(50,776)	—
Deutsche Bank AG	5,357,762	(4,181,418)	(1,176,344)	—
Goldman Sachs Bank USA	2,768,257	(1,629,848)	(1,138,409)	—
JPMorgan Chase Bank N.A.	606,298	(606,298)	—	—
Morgan Stanley Capital Services, LLC	4,730	(4,730)	—	—
Societe Generale Paris	412,117	(412,117)	—	—
UBS AG Stamford	1,338,313	(1,027,807)	(140,000)	170,506

	$14,787,722	$(11,665,296)	$(2,951,920)	$170,506

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$297,402	$(297,402)	$—	$—
BNP Paribas S.A.	2,115,596	(2,115,596)	—	—
Citibank N.A.	974,665	(333,589)	—	641,076
Credit Suisse International	1,056,491	(1,056,491)	—	—
Deutsche Bank AG	4,181,418	(4,181,418)	—	—
Goldman Sachs Bank USA	1,629,848	(1,629,848)	—	—
Goldman Sachs International	5,901	—	—	5,901
JPMorgan Chase Bank N.A.	8,446,364	(606,298)	(7,605,847)	234,219
Morgan Stanley Capital Services, LLC	288,498	(4,730)	(283,768)	—
Societe Generale Paris	712,972	(412,117)	(260,972)	39,883
UBS AG Stamford	1,027,807	(1,027,807)	—	—

	$20,736,962	$(11,665,296)	$(8,150,587)	$921,079

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,262,089)	$—	$—	$(1,262,089)
Forward foreign currency transactions	—	—	3,037,611	3,037,611
Futures contracts	2,183,273	—	—	2,183,273
Swap contracts	671,945	(874,462)	—	(202,517)
Written options	4,214,976	217,302	1,328,804	5,761,082

	$5,808,105	$(657,160)	$4,366,415	$9,517,360

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(404,064)	$—	$—	$(404,064)
Forward foreign currency transactions	—	—	(17,125,329)	(17,125,329)
Futures contracts	3,358,188	—	—	3,358,188
Swap contracts	(16,041,159)	3,137,451	—	(12,903,708)
Written options	(1,525,423)	148,175	—	(1,377,248)

	$(14,612,458)	$3,285,626	$(17,125,329)	$(28,452,161)

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Notes to Financial Statements—June 30, 2014—(Continued)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$43,952,548
Forward foreign currency transactions	1,633,072,540
Futures contracts long	434,358,333
Futures contracts short	(75,923,577)
Swap contracts	1,310,043,235
Written options	(661,488,275)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months June 30, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	245,000,000	—	792,823
Options written	214,794,000	445	1,772,164
Options exercised	(112,900,000)	(445)	(890,984)
Options expired	(309,094,000)	—	(1,399,918)

Options outstanding June 30, 2014	37,800,000	—	274,085

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	957,100,000	205	4,251,162
Options written	392,858,000	—	1,848,115
Options bought back	(64,500,000)	—	(462,714)
Options expired	(996,458,000)	(205)	(4,084,939)

Options outstanding June 30, 2014	289,000,000	—	1,551,624

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing

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Notes to Financial Statements—June 30, 2014—(Continued)

house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$664,616,566	$692,933,936	$185,165,054	$278,085,501

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Notes to Financial Statements—June 30, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,739,366	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $3 Billion

An identical agreement was in place for the period January 1, 2014 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$278,481,724	$310,184,267	$2,702,572	$19,276,820	$281,184,296	$329,461,087

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,344,055	$—	$(366,129,865)	$—	$(26,006,240)	$(337,792,050)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio had post-enactment short-term capital losses of $10,695,752 and post-enactment long-term capital losses of $15,310,488.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of June 30, 2014, and the related statements of operations and cash flows for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2013, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of the Met Investors Series Trust as of June 30, 2014, the results of its operations and its cash flows for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2013, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 26, 2014

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 3.19%, 3.05%, and 3.12%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 3.93%.

MARKET ENVIRONMENT / CONDITIONS

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product (“GDP”) rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central Banks across the globe continued, and in certain instances increased, their accommodative stance during the first half of the year. Despite the weak first quarter, the Federal Reserve (the “Fed”) continued tapering its asset purchases and remains on track to eliminate these purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank (the “ECB”) announced new easing measures, including a historic negative rate on deposits, a policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall, with the S&P 500 Index rising 7.1% over the first half of the year and hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.9%, benefitting from rate declines across most maturities (U.S. 10-year Treasury rates declined 50 basis points) and investors beginning to embrace the view that policy rates will remain lower than historical norms suggest.

PORTFOLIO REVIEW / PERIOD END POSITIONING

An underweight to U.S. duration, through the use of cash bonds and interest rate swaps, for most of the first half, detracted from performance as rates fell across the curve during the period; a focus on the front-end and intermediate portion of the yield curve detracted from returns as the yield curve flattened. In corporate space, an underweight to Investment Grade Corporates detracted to returns as they outperformed like-duration Treasuries. However, exposure to High Yield Corporates partially offset this negative performance as investors moved out on the risk spectrum in search of higher yields. An allocation to non-Agency mortgages contributed to performance, as they benefited from the ongoing housing recovery. Exposure to emerging markets, especially to Brazilian and Mexican local-denominated debt through the use of interest rate swaps and cash bonds, was positive for performance as rates fell in these regions. Finally, exposure to Build America municipal bonds added to returns as spreads tightened amid investor demand for attractive yields.

In regards to Portfolio positioning as of June 30, 2014, PIMCO maintained a duration position around benchmark levels with expected variation throughout the quarter; our focus continued to be on short-to-intermediate maturities while maintaining an underweight position to long-end maturities. We gradually added exposure to short-dated credit with a focus on issuers within housing, finance, and energy. Within Agency mortgage-backed securities (“MBS”), we maintained an underweight amid valuations and focused on security selection to capitalize on relative value opportunities within the coupon stack. We continued to hold non-Agency MBS positions which offered attractive value to other spread sectors. Within non-U.S. developed debt, at period end, our focus was on Italy and Spain as we expected the ECB to remain accommodative. Within emerging markets, we remained focused on Mexico and Brazil, which have exhibited stronger fundamentals and high real interest rates. We continued to target Treasury Inflation-Protected Securities exposure on the intermediate segment of the real yield curve as we believed inflation protection was attractively priced at these maturities. At period end, we retained exposure to high quality municipal bonds that offer attractive yields.

William H. Gross

Portfolio Manager

Pacific Investment Management Company LLC

MIST-1

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	3.19	4.34	6.15	6.04
Class B	3.05	4.12	5.89	5.78
Class E	3.12	4.19	5.99	5.88
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	34.6
Corporate Bonds & Notes	23.9
Foreign Government	21.6
Asset-Backed Securities	4.9
Mortgage-Backed Securities	4.8
Municipals	3.7
Convertible Preferred Stocks	0.5
Preferred Stocks	0.4
Floating Rate Loans	0.3

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.51%	$1,000.00	$1,031.90	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B	Actual	0.76%	$1,000.00	$1,030.50	$3.83
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E	Actual	0.66%	$1,000.00	$1,031.20	$3.32
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—34.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—19.1%
Fannie Mae 10 Yr. Pool 2.310%, 08/01/22	8,200,000	$8,034,862
3.000%, 12/01/20	289,911	303,123
3.000%, 02/01/21	838,451	876,677
3.000%, 08/01/21	601,956	629,354
3.000%, 11/01/21	153,256	160,253
3.000%, 03/01/22	657,836	687,933
3.000%, 05/01/22	2,136,514	2,233,872
3.240%, 07/01/22	22,915,038	23,910,477
3.330%, 11/01/21	1,529,431	1,617,818
4.000%, 05/01/19	28,272	30,040
4.500%, 10/01/14	2,182	2,315
4.500%, 03/01/18	106,257	112,794
4.500%, 07/01/18	105,511	111,956
4.500%, 11/01/18	35,101	37,266
4.500%, 12/01/18	24,824	26,352
4.500%, 05/01/19	934,140	992,098
5.500%, 11/01/17	116,293	123,636
5.500%, 09/01/18	226,241	240,558
5.500%, 10/01/18	105,303	112,002
Fannie Mae 15 Yr. Pool 2.870%, 09/01/27	7,300,000	6,905,781
3.000%, 10/01/27	499,999	520,271
3.000%, 12/01/27	3,999,998	4,161,565
3.000%, 06/01/28	5,999,997	6,242,236
3.000%, 09/01/28	907,969	944,552
3.000%, 11/01/28	999,999	1,040,040
3.000%, 05/01/29	25,999,988	27,041,035
3.000%, 06/01/29	10,499,997	10,920,420
3.000%, TBA (a)	35,000,000	36,356,250
3.500%, TBA (a)	73,000,000	77,368,597
4.000%, 07/01/18	7,168	7,608
4.000%, 08/01/18	3,147	3,347
4.000%, 09/01/18	1,743	1,854
4.000%, 05/01/19	1,650,215	1,754,287
4.000%, 07/01/19	790,864	840,927
4.000%, 08/01/20	431,230	458,382
4.000%, 03/01/22	91,010	96,726
4.000%, 04/01/24	94,518	101,064
4.000%, 05/01/24	3,755,151	4,015,429
4.000%, 06/01/24	4,138,557	4,425,398
4.000%, 07/01/24	39,342	42,069
4.000%, 02/01/25	1,333,815	1,426,505
4.000%, 06/01/25	440,268	471,636
4.000%, 07/01/25	13,043	13,963
4.000%, 08/01/25	1,276,222	1,367,225
4.000%, 09/01/25	77,965	83,529
4.000%, 12/01/25	483,796	518,334
4.000%, 02/01/26	331,507	355,176
4.000%, 03/01/26	67,469	72,286
4.000%, 06/01/26	60,959	64,864
4.500%, 12/01/17	1,853	1,967
4.500%, 03/01/18	361,653	384,059
4.500%, 04/01/18	537,867	571,184
4.500%, 06/01/18	1,570,089	1,666,861
4.500%, 07/01/18	799,942	849,554

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 08/01/18	8,758	9,336
4.500%, 10/01/18	31,189	33,116
4.500%, 11/01/18	2,026,887	2,153,500
4.500%, 12/01/18	503,825	535,169
4.500%, 02/01/19	328,384	348,739
4.500%, 05/01/19	588,061	625,871
4.500%, 06/01/19	296,596	315,033
4.500%, 11/01/19	308,479	327,673
4.500%, 12/01/19	398,591	423,273
4.500%, 08/01/20	571,333	607,589
4.500%, 09/01/20	816,899	867,987
4.500%, 10/01/20	30,728	32,678
4.500%, 12/01/20	591,111	628,320
4.500%, 01/01/22	31,699	33,660
4.500%, 02/01/23	416,526	443,595
4.500%, 03/01/23	866,017	921,889
4.500%, 05/01/23	83,623	89,154
4.500%, 06/01/23	5,129	5,468
4.500%, 01/01/24	12,830	13,623
4.500%, 04/01/24	128,423	136,935
4.500%, 05/01/24	429,991	460,728
4.500%, 08/01/24	89,485	95,411
4.500%, 10/01/24	604,873	648,370
4.500%, 11/01/24	140,600	150,590
4.500%, 02/01/25	1,151,539	1,232,441
4.500%, 03/01/25	784,533	839,739
4.500%, 04/01/25	511,545	548,324
4.500%, 05/01/25	1,330,689	1,425,565
4.500%, 06/01/25	141,354	151,284
4.500%, 07/01/25	5,423,627	5,814,264
4.500%, 08/01/25	218,343	234,065
4.500%, 09/01/25	388,015	415,590
4.500%, 11/01/25	266,258	285,438
4.500%, 04/01/26	20,119	21,545
4.500%, 01/01/27	313,491	333,149
5.500%, 12/01/17	4,837	5,138
5.500%, 01/01/18	127,467	135,378
5.500%, 02/01/18	1,091,652	1,159,393
5.500%, 11/01/18	3,953	4,199
5.500%, 09/01/19	133,104	141,364
5.500%, 09/01/20	23,005	24,961
5.500%, 12/01/20	3,802	4,038
5.500%, 03/01/22	245,355	268,309
5.500%, 04/01/22	240,132	261,737
5.500%, 07/01/22	182,396	198,994
5.500%, 09/01/22	94,471	103,545
5.500%, 10/01/22	784,332	859,477
5.500%, 11/01/22	198,881	218,222
5.500%, 12/01/22	207,356	227,660
5.500%, 02/01/23	238,131	261,440
5.500%, 03/01/23	36,910	40,448
5.500%, 07/01/23	18,668	20,504
5.500%, 08/01/23	103,421	113,422
5.500%, 10/01/23	145,711	159,165
5.500%, 11/01/23	38,600	41,037

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 12/01/23	78,102	$85,271
5.500%, 01/01/24	22,967	25,302
5.500%, 03/01/24	140,819	154,273
5.500%, 09/01/24	106,759	114,941
5.500%, 01/01/25	1,865,115	2,044,475
5.500%, 05/01/25	538,627	572,060
6.000%, 03/01/17	6,406	6,477
6.000%, 04/01/17	8,943	9,288
6.000%, 06/01/17	5,200	5,405
6.000%, 07/01/17	18,058	18,737
6.500%, 04/01/16	10,480	10,773
6.500%, 06/01/16	5,295	5,461
6.500%, 07/01/16	18,227	18,935
6.500%, 08/01/16	1,135	1,173
6.500%, 09/01/16	7,123	7,422
6.500%, 10/01/16	14,725	15,353
6.500%, 02/01/17	8,619	8,967
6.500%, 07/01/17	19,038	19,091
6.500%, 10/01/17	6,682	7,089
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	118,831	127,233
4.000%, 05/01/29	383,360	410,446
4.000%, 03/01/30	233,597	250,025
4.000%, 05/01/30	351,585	376,841
4.000%, 08/01/30	325,589	350,267
4.000%, 09/01/30	198,267	213,082
4.000%, 10/01/30	8,503	9,148
4.000%, 11/01/30	881,348	948,130
4.000%, 12/01/30	121,232	130,423
4.000%, 06/01/31	18,693	20,113
4.000%, 09/01/31	467,328	502,921
4.000%, 11/01/31	77,228	83,137
4.500%, 01/01/25	20,763	22,496
4.500%, 04/01/28	57,289	62,069
4.500%, 05/01/29	427,504	463,178
4.500%, 06/01/29	156,537	170,385
4.500%, 07/01/29	45,535	49,772
4.500%, 03/01/30	32,744	35,865
4.500%, 05/01/30	15,740	17,277
4.500%, 06/01/30	2,705,632	2,960,362
4.500%, 07/01/30	146,987	159,252
4.500%, 04/01/31	96,226	105,255
5.000%, 05/01/23	253,873	282,104
5.000%, 05/01/24	306,389	340,460
5.000%, 01/01/25	222,813	247,590
5.000%, 09/01/25	67,070	74,528
5.000%, 11/01/25	81,294	90,334
5.000%, 12/01/25	534,482	593,917
5.000%, 01/01/26	151,382	168,216
5.000%, 03/01/26	112,230	124,710
5.000%, 02/01/27	10,824	12,028
5.000%, 05/01/27	302,560	336,205
5.000%, 07/01/27	14,602	16,225
5.000%, 08/01/27	7,582	8,429
5.000%, 03/01/28	34,366	38,188

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.000%, 04/01/28	1,049,358	1,166,048
5.000%, 05/01/28	1,238,519	1,376,245
5.000%, 06/01/28	3,770,258	4,189,517
5.000%, 01/01/29	137,279	152,966
5.000%, 05/01/29	666,185	743,944
5.000%, 07/01/29	206,525	230,104
5.000%, 12/01/29	50,938	56,779
5.500%, 02/01/19	26,738	29,914
5.500%, 06/01/23	383,064	428,567
5.500%, 07/01/24	17,337	19,454
5.500%, 01/01/25	18,027	20,230
5.500%, 02/01/25	5,058	5,676
5.500%, 03/01/25	1,136,168	1,285,155
5.500%, 08/01/25	114,581	129,747
5.500%, 10/01/25	8,267	9,294
5.500%, 11/01/25	20,040	22,535
5.500%, 03/01/26	143,701	161,535
5.500%, 05/01/26	4,215	4,739
5.500%, 06/01/26	772,709	868,820
5.500%, 11/01/26	65,951	73,785
5.500%, 01/01/27	105,283	118,063
5.500%, 06/01/27	21,215	23,735
5.500%, 07/01/27	413,569	464,268
5.500%, 08/01/27	174,331	195,580
5.500%, 10/01/27	265,612	298,233
5.500%, 11/01/27	76,137	85,361
5.500%, 12/01/27	521,482	585,558
5.500%, 01/01/28	194,453	218,254
5.500%, 03/01/28	102,294	114,743
5.500%, 04/01/28	296,367	332,073
5.500%, 05/01/28	119,023	133,438
5.500%, 06/01/28	34,804	39,090
5.500%, 07/01/28	17,572	19,724
5.500%, 09/01/28	257,075	288,445
5.500%, 10/01/28	43,456	48,787
5.500%, 12/01/28	16,718	18,704
5.500%, 01/01/29	233,757	262,352
5.500%, 07/01/29	202,373	227,130
5.500%, 10/01/29	456,950	511,787
5.500%, 04/01/30	446,495	500,466
6.000%, 08/01/18	6,801	7,699
6.000%, 12/01/18	178,254	200,618
6.000%, 02/01/19	11,551	12,998
6.000%, 06/01/22	1,084,534	1,220,384
6.000%, 09/01/22	256,545	288,694
6.000%, 10/01/22	165,144	185,843
6.000%, 01/01/23	288,736	324,903
6.000%, 06/01/26	21,002	23,803
6.000%, 08/01/26	27,898	31,500
6.000%, 12/01/26	25,203	28,445
6.000%, 07/01/27	95,355	107,696
6.000%, 11/01/27	18,378	20,774
6.000%, 09/01/28	157,876	178,804
6.000%, 10/01/28	83,395	94,567

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 05/01/34	324,398	$345,573
4.000%, 05/01/35	281,968	300,175
4.000%, 05/01/39	1,563,787	1,662,258
4.000%, 12/01/40	2,901,796	3,083,931
4.000%, 01/01/41	1,476,886	1,571,856
4.000%, 03/01/41	536,272	570,686
4.000%, 05/01/41	623,782	663,765
4.000%, 12/01/41	927,077	985,266
4.000%, 01/01/42	3,612,893	3,843,403
4.000%, 02/01/42	14,638	15,580
4.000%, 05/01/42	271,800	289,145
4.000%, 12/01/43	1,049,013	1,115,478
4.000%, TBA (a)	9,000,000	9,551,250
4.500%, 01/01/34	53,047	57,604
4.500%, 02/01/36	518,584	562,961
4.500%, 02/01/39	31,927	34,907
4.500%, 04/01/39	1,823,357	1,990,530
4.500%, 05/01/39	172,999	188,632
4.500%, 06/01/39	68,528	74,496
4.500%, 08/01/39	58,722	63,941
4.500%, 09/01/39	408,628	446,349
4.500%, 12/01/39	15,799	17,353
4.500%, 02/01/40	3,267,673	3,540,871
4.500%, 03/01/40	537,057	581,877
4.500%, 04/01/40	486,882	527,707
4.500%, 05/01/40	202,225	219,660
4.500%, 06/01/40	69,177	75,223
4.500%, 07/01/40	843,499	914,042
4.500%, 08/01/40	1,136,667	1,231,825
4.500%, 09/01/40	5,777,972	6,261,336
4.500%, 10/01/40	3,235,207	3,508,414
4.500%, 11/01/40	1,356,185	1,469,546
4.500%, 12/01/40	7,552,141	8,185,158
4.500%, 01/01/41	1,966,355	2,132,772
4.500%, 02/01/41	4,853,432	5,262,380
4.500%, 03/01/41	5,237,494	5,677,331
4.500%, 04/01/41	2,321,322	2,515,761
4.500%, 05/01/41	30,613,269	33,176,024
4.500%, 06/01/41	6,407,867	6,961,348
4.500%, 07/01/41	22,439,027	24,319,182
4.500%, 08/01/41	588,829	638,556
4.500%, 09/01/41	8,220,298	8,912,253
4.500%, 10/01/41	12,578,165	13,631,046
4.500%, 11/01/41	768,606	833,438
4.500%, 12/01/41	206,588	223,827
4.500%, 01/01/42	1,969,119	2,133,433
4.500%, 02/01/42	194,786	211,047
4.500%, 03/01/42	805,179	873,107
4.500%, 04/01/42	380,746	412,525
4.500%, 06/01/42	146,519	159,430
4.500%, 07/01/42	2,434,637	2,643,458
4.500%, 09/01/43	38,396	41,600
4.500%, 10/01/43	2,868,754	3,108,139
4.500%, 11/01/43	1,638,048	1,775,431
4.500%, 12/01/43	471,316	510,880

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 02/01/44	3,146,674	3,410,254
4.500%, 03/01/44	132,230	143,372
4.500%, 05/01/44	29,267	31,847
4.500%, 06/01/44	791,839	859,022
4.500%, TBA (a)	140,000,000	151,381,865
5.000%, 11/01/28	117,700	131,624
5.000%, 04/01/29	462,311	517,477
5.000%, 03/01/32	4,059	4,510
5.000%, 09/01/32	2,637	2,930
5.000%, 10/01/32	14,329	15,996
5.000%, 11/01/32	3,034	3,389
5.000%, 03/01/33	5,544	6,193
5.000%, 04/01/33	4,405,732	4,920,926
5.000%, 05/01/33	798,251	891,250
5.000%, 06/01/33	1,722,064	1,920,832
5.000%, 07/01/33	8,181,623	9,134,852
5.000%, 08/01/33	375,552	418,443
5.000%, 09/01/33	723,766	807,323
5.000%, 10/01/33	481,577	536,487
5.000%, 11/01/33	1,143	1,270
5.000%, 12/01/33	6,551	7,303
5.000%, 01/01/34	208,932	233,821
5.000%, 03/01/34	210,233	233,860
5.000%, 04/01/34	580,981	648,493
5.000%, 05/01/34	661,221	734,930
5.000%, 06/01/34	711,477	792,460
5.000%, 10/01/34	2,959	3,288
5.000%, 11/01/34	880,193	981,059
5.000%, 12/01/34	350,987	390,543
5.000%, 01/01/35	528,710	590,117
5.000%, 02/01/35	15,283,417	17,042,048
5.000%, 03/01/35	19,503,169	21,719,091
5.000%, 04/01/35	128,519	143,090
5.000%, 05/01/35	3,735	4,158
5.000%, 06/01/35	8,472,313	9,434,156
5.000%, 07/01/35	26,982,660	30,064,001
5.000%, 08/01/35	3,027,126	3,368,816
5.000%, 09/01/35	365,655	407,193
5.000%, 10/01/35	2,800,268	3,116,082
5.000%, 11/01/35	920	1,024
5.000%, 02/01/36	1,300,955	1,448,354
5.000%, 05/01/36	14,142	15,715
5.000%, 07/01/36	55,652	61,968
5.000%, 08/01/36	1,837,555	2,045,157
5.000%, 09/01/36	135,675	150,974
5.000%, 10/01/36	131,099	145,677
5.000%, 12/01/36	640,892	712,755
5.000%, 02/01/37	59,474	66,210
5.000%, 04/01/37	45,860	51,008
5.000%, 06/01/37	317,912	353,264
5.000%, 07/01/37	2,035,971	2,267,496
5.000%, 01/01/38	382,195	425,880
5.000%, 02/01/38	1,289,545	1,435,022
5.000%, 03/01/38	337,853	376,072
5.000%, 06/01/38	139,496	155,176

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 02/01/39	259,089	$288,511
5.000%, 04/01/39	205,758	228,827
5.000%, 10/01/39	19,011	21,233
5.000%, 11/01/39	48,472	54,392
5.000%, 03/01/40	38,114	42,429
5.000%, 05/01/40	143,440	159,491
5.000%, 06/01/40	56,062	62,500
5.000%, 07/01/40	57,221	63,584
5.000%, 08/01/40	86,345	96,025
5.000%, 11/01/40	281,744	313,537
5.000%, 05/01/41	2,994,674	3,337,901
5.000%, 07/01/41	356,999	397,936
5.000%, 08/01/41	357,677	397,649
5.000%, 10/01/41	24,155	26,869
5.000%, 01/01/42	833,330	929,319
5.000%, 11/01/42	237,162	263,535
5.000%, TBA (a)	102,600,000	113,934,099
5.500%, 12/01/28	37,759	42,377
5.500%, 06/01/33	120,846	135,980
5.500%, 07/01/33	20,086	22,588
5.500%, 09/01/33	330,407	371,623
5.500%, 11/01/33	254,907	285,187
5.500%, 12/01/33	3,177	3,568
5.500%, 04/01/34	25,772	28,857
5.500%, 05/01/34	184,328	206,871
5.500%, 06/01/34	73,804	82,968
5.500%, 07/01/34	52,704	58,965
5.500%, 08/01/34	385,521	433,503
5.500%, 09/01/34	35,671	40,085
5.500%, 11/01/34	827,985	931,795
5.500%, 12/01/34	2,051,011	2,306,724
5.500%, 01/01/35	697,093	783,683
5.500%, 02/01/35	984,324	1,106,008
5.500%, 03/01/35	1,082,943	1,212,416
5.500%, 04/01/35	312,148	352,724
5.500%, 05/01/35	366,411	411,638
5.500%, 06/01/35	581,563	653,357
5.500%, 08/01/35	376,115	424,606
5.500%, 09/01/35	6,447,987	7,237,892
5.500%, 10/01/35	1,259,942	1,413,601
5.500%, 11/01/35	2,717,860	3,052,674
5.500%, 12/01/35	2,818,558	3,159,218
5.500%, 01/01/36	3,402,147	3,813,530
5.500%, 02/01/36	1,306,680	1,461,896
5.500%, 03/01/36	676,116	759,114
5.500%, 04/01/36	35,646	39,886
5.500%, 05/01/36	3,353,464	3,754,484
5.500%, 06/01/36	2,277,776	2,549,721
5.500%, 07/01/36	2,658,402	2,988,717
5.500%, 09/01/36	427,171	479,951
5.500%, 10/01/36	24,804	27,794
5.500%, 11/01/36	343,982	385,428
5.500%, 12/01/36	930,609	1,042,012
5.500%, 01/01/37	164,277	183,830
5.500%, 02/01/37	333,317	372,974

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 03/01/37	3,622,591	4,060,352
5.500%, 04/01/37	5,738,031	6,419,632
5.500%, 05/01/37	2,036,470	2,280,345
5.500%, 06/01/37	23,027	25,767
5.500%, 07/01/37	401,632	449,340
5.500%, 08/01/37	4,154,361	4,656,689
5.500%, 01/01/38	1,005,233	1,124,642
5.500%, 02/01/38	2,830,991	3,169,475
5.500%, 03/01/38	3,322,057	3,748,663
5.500%, 04/01/38	1,007,224	1,126,868
5.500%, 05/01/38	18,983,309	21,240,281
5.500%, 06/01/38	39,237,682	43,899,601
5.500%, 07/01/38	5,955	6,667
5.500%, 08/01/38	47,549	53,197
5.500%, 09/01/38	860,599	962,826
5.500%, 10/01/38	2,075,098	2,327,260
5.500%, 11/01/38	4,996,510	5,590,027
5.500%, 12/01/38	10,371,279	11,639,822
5.500%, 01/01/39	192,399	216,733
5.500%, 03/01/39	525,029	587,395
5.500%, 04/01/39	2,189,442	2,450,700
5.500%, 05/01/39	892,158	1,000,248
5.500%, 06/01/39	1,949,371	2,180,930
5.500%, 07/01/39	22,976	25,720
5.500%, 08/01/39	376,858	421,624
5.500%, 09/01/39	1,649,257	1,856,786
5.500%, 11/01/39	6,683,214	7,477,090
5.500%, 12/01/39	9,604	10,760
5.500%, 01/01/40	822,275	919,950
5.500%, 02/01/40	1,068,890	1,195,860
5.500%, 03/01/40	2,423,717	2,713,160
5.500%, 06/01/40	202,803	226,893
5.500%, 08/01/40	20,715	23,210
5.500%, 09/01/40	4,868,485	5,446,795
5.500%, 12/01/40	303,388	340,885
5.500%, 07/01/41	12,343,820	13,810,099
5.500%, 09/01/41	11,055,900	12,369,192
5.500%, TBA (a)	48,000,000	53,718,797
6.000%, 12/01/28	78,227	88,201
6.000%, 01/01/29	41,293	47,097
6.000%, 02/01/29	213,226	242,816
6.000%, 04/01/29	6,704	7,643
6.000%, 06/01/29	8,199	9,230
6.000%, 11/01/32	56,407	63,570
6.000%, 01/01/33	27,317	30,903
6.000%, 02/01/33	39,587	44,863
6.000%, 03/01/33	37,446	42,535
6.000%, 04/01/33	23,058	26,148
6.000%, 05/01/33	39,391	44,868
6.000%, 07/01/33	39,906	45,500
6.000%, 08/01/33	81,395	91,600
6.000%, 01/01/34	117,212	133,064
6.000%, 09/01/34	85,581	96,622
6.000%, 11/01/34	18,032	20,447
6.000%, 04/01/35	1,685,556	1,911,657

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 05/01/35	77,959	$88,367
6.000%, 06/01/35	10,144	11,485
6.000%, 07/01/35	126,915	143,428
6.000%, 09/01/35	24,904	28,164
6.000%, 11/01/35	711,204	803,554
6.000%, 12/01/35	277,323	313,255
6.000%, 01/01/36	240,640	271,745
6.000%, 02/01/36	654,716	739,530
6.000%, 03/01/36	195,046	219,803
6.000%, 04/01/36	65,375	73,798
6.000%, 05/01/36	1,488,451	1,679,818
6.000%, 06/01/36	158,554	178,578
6.000%, 07/01/36	1,821,714	2,053,504
6.000%, 08/01/36	5,436,557	6,136,305
6.000%, 09/01/36	1,899,608	2,145,705
6.000%, 10/01/36	928,644	1,046,660
6.000%, 11/01/36	460,488	519,656
6.000%, 12/01/36	4,878,582	5,500,063
6.000%, 01/01/37	4,918,442	5,539,872
6.000%, 02/01/37	2,585,875	2,915,378
6.000%, 03/01/37	625,699	706,383
6.000%, 04/01/37	1,506,318	1,697,182
6.000%, 05/01/37	4,336,038	4,891,709
6.000%, 06/01/37	667,872	753,177
6.000%, 07/01/37	534,249	602,062
6.000%, 08/01/37	2,572,651	2,901,008
6.000%, 09/01/37	2,312,079	2,610,883
6.000%, 10/01/37	383,855	431,939
6.000%, 11/01/37	172,760	194,832
6.000%, 12/01/37	705,644	794,324
6.000%, 01/01/38	527,622	593,816
6.000%, 02/01/38	1,408,238	1,590,722
6.000%, 03/01/38	226,912	255,578
6.000%, 04/01/38	26,053	29,361
6.000%, 05/01/38	303,053	341,013
6.000%, 06/01/38	24,073	27,089
6.000%, 07/01/38	2,495,981	2,814,497
6.000%, 08/01/38	142,731	160,612
6.000%, 09/01/38	2,219,724	2,501,818
6.000%, 10/01/38	1,983,057	2,236,216
6.000%, 11/01/38	737,413	830,135
6.000%, 12/01/38	805,428	908,606
6.000%, 01/01/39	1,449,135	1,634,298
6.000%, 04/01/39	2,593,063	2,919,994
6.000%, 06/01/39	202,117	228,683
6.000%, 07/01/39	300,621	339,445
6.000%, 08/01/39	1,606,834	1,813,659
6.000%, 09/01/39	1,974,284	2,224,010
6.000%, 02/01/40	4,686	5,273
6.000%, 04/01/40	408,777	460,886
6.000%, 05/01/40	13,319	15,024
6.000%, 06/01/40	792,278	891,520
6.000%, 07/01/40	66,774	75,282
6.000%, 09/01/40	20,729	23,325
6.000%, 10/01/40	18,071,905	20,343,016

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 04/01/41	1,620,236	1,829,868
6.000%, 05/01/41	88,253,232	99,490,682
6.000%, TBA (a)	32,000,000	36,044,992
7.500%, 09/01/30	594	642
8.000%, 10/01/25	1,890	2,080
Fannie Mae ARM Pool 1.324%, 08/01/41 (b)	469,114	486,300
1.324%, 07/01/42 (b)	461,037	475,846
1.324%, 08/01/42 (b)	428,046	440,551
1.324%, 10/01/44 (b)	650,613	665,857
1.374%, 09/01/41 (b)	1,453,895	1,520,771
1.753%, 09/01/35 (b)	2,967,115	3,148,949
1.790%, 06/01/33 (b)	64,765	69,128
1.899%, 01/01/35 (b)	443,667	467,472
1.952%, 12/01/34 (b)	2,407,929	2,581,997
1.977%, 12/01/34 (b)	1,025,301	1,077,207
1.979%, 11/01/35 (b)	370,947	392,157
1.984%, 03/01/35 (b)	74,997	79,555
1.998%, 08/01/36 (b)	820,812	876,553
2.095%, 02/01/31 (b)	245,209	246,062
2.113%, 11/01/34 (b)	8,308	8,726
2.121%, 10/01/28 (b)	187,783	188,856
2.160%, 05/01/34 (b)	1,150,502	1,227,970
2.193%, 10/01/34 (b)	35,872	38,249
2.207%, 01/01/35 (b)	136,753	146,473
2.208%, 01/01/35 (b)	100,533	107,419
2.214%, 12/01/34 (b)	92,428	98,101
2.214%, 05/01/35 (b)	113,185	121,419
2.228%, 03/01/33 (b)	5,848	6,261
2.241%, 10/01/35 (b)	726,315	778,333
2.243%, 01/01/35 (b)	106,741	113,255
2.244%, 01/01/35 (b)	34,119	36,248
2.254%, 02/01/35 (b)	64,308	68,774
2.261%, 07/01/32 (b)	38,914	39,188
2.310%, 11/01/35 (b)	902,337	962,978
2.320%, 02/01/35 (b)	250,885	265,133
2.340%, 09/01/31 (b)	62,626	66,818
2.345%, 11/01/35 (b)	561,081	604,245
2.348%, 08/01/35 (b)	1,722,630	1,819,924
2.349%, 07/01/33 (b)	51,848	55,211
2.417%, 09/01/32 (b)	266,120	284,159
2.420%, 11/01/34 (b)	191,888	204,087
2.421%, 04/01/34 (b)	15,671	16,804
2.435%, 04/01/35 (b)	196,825	209,449
2.438%, 05/01/35 (b)	726,465	782,002
2.485%, 11/01/34 (b)	4,163,460	4,457,640
2.500%, 08/01/35 (b)	999,321	1,066,456
2.510%, 11/01/32 (b)	101,809	102,535
2.560%, 09/01/34 (b)	1,262,649	1,350,643
4.376%, 12/01/36 (b)	464,758	495,050
4.508%, 09/01/34 (b)	99,237	105,926
5.344%, 01/01/36 (b)	265,571	286,130
Fannie Mae Pool 2.475%, 04/01/19	15,155,977	15,635,396
5.500%, 04/01/36	8,312	9,319

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO) 0.554%, 09/18/31 (b)	486,793	$490,389
1.052%, 04/25/32 (b)	167,131	171,074
2.269%, 05/25/35 (b)	2,082,852	2,149,057
Freddie Mac 15 Yr. Gold Pool 5.500%, 04/01/16	2,193	2,328
5.500%, 09/01/19	370,823	397,117
6.000%, 03/01/15	93	94
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	236,346	252,915
4.000%, 09/01/30	996,689	1,070,071
4.000%, 10/01/30	55,254	59,335
5.500%, 04/01/21	30,117	33,570
5.500%, 12/01/22	1,456	1,623
5.500%, 03/01/23	315,608	351,858
5.500%, 06/01/26	5,467	6,119
5.500%, 08/01/26	2,538	2,829
5.500%, 06/01/27	85,281	95,172
5.500%, 12/01/27	138,086	154,240
5.500%, 01/01/28	84,577	94,700
5.500%, 02/01/28	21,398	23,855
5.500%, 05/01/28	186,022	208,252
5.500%, 06/01/28	269,219	300,124
6.000%, 03/01/21	63,709	71,504
6.000%, 01/01/22	295,934	332,312
6.000%, 10/01/22	976,006	1,096,125
6.000%, 12/01/22	58,329	65,510
6.000%, 04/01/23	60,294	67,693
Freddie Mac 30 Yr. Gold Pool 4.000%, 09/01/40	101,838	108,032
4.000%, 11/01/40	1,053,582	1,117,665
4.000%, 12/01/40	408,545	433,394
4.000%, TBA (a)	33,000,000	34,959,375
4.500%, 04/01/34	43,872	47,623
4.500%, 06/01/35	185,542	201,262
4.500%, 09/01/41	802,638	869,397
4.500%, 10/01/41	289,740	314,626
4.500%, TBA (a)	35,000,000	37,867,886
5.500%, 03/01/32	47,553	53,214
5.500%, 01/01/33	3,625	4,072
5.500%, 05/01/33	5,635	6,296
5.500%, 08/01/33	4,526	5,071
5.500%, 10/01/33	9,745	10,946
5.500%, 12/01/33	3,167	3,560
5.500%, 01/01/34	4,225	4,748
5.500%, 05/01/34	92,664	104,159
5.500%, 09/01/34	41,335	46,464
5.500%, 01/01/35	83,663	93,984
5.500%, 07/01/35	4,221	4,740
5.500%, 10/01/35	121,075	135,336
5.500%, 11/01/35	204,028	227,555
5.500%, 12/01/35	83,277	93,523
5.500%, 01/01/36	175,448	195,564
5.500%, 02/01/36	139,821	155,996
5.500%, 04/01/36	54,066	60,364
5.500%, 06/01/36	4,179,596	4,694,010

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 07/01/36	106,309	118,681
5.500%, 08/01/36	132,194	147,351
5.500%, 10/01/36	41,347	46,244
5.500%, 12/01/36	908,610	1,012,793
5.500%, 02/01/37	88,657	98,877
5.500%, 03/01/37	38,086	42,793
5.500%, 04/01/37	81,350	90,678
5.500%, 06/01/37	120,661	134,987
5.500%, 07/01/37	761,927	850,285
5.500%, 08/01/37	227,432	256,096
5.500%, 09/01/37	112,324	125,204
5.500%, 10/01/37	30,006	33,447
5.500%, 11/01/37	803,721	895,875
5.500%, 12/01/37	41,461	46,214
5.500%, 01/01/38	255,578	284,882
5.500%, 02/01/38	653,971	728,957
5.500%, 03/01/38	261,600	291,594
5.500%, 04/01/38	553,632	617,232
5.500%, 05/01/38	1,133,975	1,263,996
5.500%, 06/01/38	850,834	948,390
5.500%, 07/01/38	1,343,887	1,498,213
5.500%, 08/01/38	3,532,258	3,937,264
5.500%, 09/01/38	892,107	994,394
5.500%, 10/01/38	25,315,787	28,218,482
5.500%, 11/01/38	10,105,892	11,264,881
5.500%, 12/01/38	12,805	14,274
5.500%, 01/01/39	1,953,480	2,177,465
5.500%, 02/01/39	337,617	376,328
5.500%, 03/01/39	255,431	284,718
5.500%, 06/01/39	9,156,777	10,206,689
5.500%, 09/01/39	165,073	186,771
5.500%, 02/01/40	265,660	296,121
5.500%, 03/01/40	28,957	32,277
5.500%, 05/01/40	8,011	8,930
5.500%, 08/01/40	251,568	280,412
5.500%, 02/01/41	143,761	162,619
Freddie Mac ARM Non-Gold Pool 2.001%, 09/01/35 (b)	456,154	476,839
2.232%, 10/01/34 (b)	90,130	95,559
2.233%, 02/01/35 (b)	78,466	83,397
2.246%, 02/01/35 (b)	85,330	90,210
2.250%, 02/01/35 (b)	119,646	126,508
2.302%, 01/01/35 (b)	91,033	96,589
2.303%, 02/01/35 (b)	88,515	93,795
2.350%, 09/01/35 (b)	825,624	878,804
2.375%, 11/01/31 (b)	34,022	36,123
2.375%, 11/01/34 (b)	153,792	164,120
2.375%, 01/01/35 (b)	402,103	428,676
2.375%, 02/01/35 (b)	166,466	177,766
2.375%, 06/01/35 (b)	1,986,097	2,116,397
2.375%, 08/01/35 (b)	978,684	1,044,956
2.516%, 11/01/34 (b)	83,265	88,842
2.525%, 11/01/34 (b)	102,501	109,716
2.526%, 02/01/35 (b)	103,840	110,745
2.576%, 01/01/29 (b)	579,623	612,676

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.616%, 08/01/32 (b)	188,614	$189,368
5.400%, 03/01/35 (b)	138,508	144,149
Freddie Mac REMICS (CMO) 0.402%, 07/15/34 (b)	153,699	154,100
1.875%, 11/15/23 (b)	591,826	617,114
3.500%, 07/15/32	46,975	48,463
3.500%, 01/15/42	21,762,591	20,186,044
6.500%, 01/15/24	39,355	43,894
Freddie Mac Structured Pass-Through Securities(CMO) 1.319%, 02/25/45 (b)	136,488	139,331
1.324%, 10/25/44 (b)	1,522,656	1,549,182
1.524%, 07/25/44 (b)	7,742,595	7,726,970
Ginnie Mae I 30 Yr. Pool 5.000%, 03/15/33	2,795	3,074
5.000%, 10/15/33	15,485	17,099
5.000%, 12/15/33	66,306	73,583
5.000%, 05/15/34	8,908	9,848
5.000%, 07/15/34	10,789	11,867
5.000%, 11/15/35	7,074	7,849
5.000%, 03/15/36	5,641	6,246
5.000%, 03/15/38	481,342	529,113
5.000%, 05/15/38	40,037	44,010
5.000%, 06/15/38	1,000,801	1,100,125
5.000%, 10/15/38	1,780,381	1,957,082
5.000%, 11/15/38	5,173,600	5,687,092
5.000%, 01/15/39	1,051,350	1,155,110
5.000%, 02/15/39	274,526	301,913
5.000%, 03/15/39	4,417,584	4,853,482
5.000%, 04/15/39	10,379,166	11,414,181
5.000%, 05/15/39	7,405,771	8,193,085
5.000%, 06/15/39	3,619,520	3,978,213
5.000%, 07/15/39	5,242,084	5,761,621
5.000%, 08/15/39	817,899	899,454
5.000%, 09/15/39	907,034	997,564
5.000%, 10/15/39	1,867,594	2,053,921
5.000%, 05/15/40	93,542	103,663
5.000%, 07/15/40	1,669,834	1,840,266
5.000%, 09/15/40	981,215	1,081,944
5.000%, 12/15/40	73,325	80,659
5.000%, 07/15/41	56,764	62,840
7.000%, 10/15/23	8,251	9,008
7.500%, 01/15/26	11,326	12,673
Ginnie Mae II ARM Pool 1.625%, 01/20/23 (b)	25,377	26,318
1.625%, 01/20/26 (b)	14,835	14,881
1.625%, 02/20/26 (b)	14,381	14,781
1.625%, 05/20/26 (b)	23,615	24,513
1.625%, 01/20/27 (b)	7,563	7,783
1.625%, 02/20/27 (b)	10,981	11,024
1.625%, 06/20/27 (b)	8,015	8,269
1.625%, 08/20/27 (b)	89,915	92,010
1.625%, 09/20/27 (b)	78,732	78,971
1.625%, 11/20/27 (b)	23,698	24,543
1.625%, 02/20/28 (b)	17,173	17,692

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool 1.625%, 03/20/28 (b)	18,914	19,489
1.625%, 05/20/28 (b)	8,252	8,523
1.625%, 10/20/28 (b)	16,464	17,129
1.625%, 04/20/29 (b)	6,827	6,848
1.625%, 05/20/29 (b)	11,504	11,894
1.625%, 07/20/29 (b)	13,024	13,468
1.625%, 08/20/29 (b)	12,884	13,325
1.625%, 09/20/29 (b)	19,387	20,164
1.625%, 10/20/29 (b)	9,965	10,294
1.625%, 01/20/30 (b)	47,687	49,231
1.625%, 06/20/30 (b)	15,406	15,944
1.625%, 11/20/30 (b)	64,728	66,618
1.625%, 04/20/31 (b)	17,878	18,621
1.625%, 08/20/31 (b)	4,980	5,176
1.625%, 03/20/32 (b)	848	877
1.625%, 04/20/32 (b)	10,567	10,997
1.625%, 05/20/32 (b)	23,851	24,764
1.625%, 07/20/32 (b)	11,708	12,177
1.625%, 03/20/33 (b)	7,981	8,258
1.625%, 09/20/33 (b)	81,650	84,860
2.000%, 02/20/22 (b)	15,843	16,514
2.000%, 04/20/22 (b)	1,725	1,791
2.000%, 04/20/30 (b)	29,301	30,725
2.000%, 05/20/30 (b)	38,835	40,722
2.125%, 04/20/29 (b)	16,026	16,680
2.125%, 10/20/31 (b)	6,431	6,461
2.500%, 11/20/26 (b)	16,116	16,119
2.500%, 10/20/30 (b)	4,956	4,990
Government National Mortgage Association (CMO) 0.452%, 01/16/31 (b)	36,826	36,980
0.652%, 02/16/30 (b)	15,217	15,342

		1,637,747,319

Federal Agencies—5.5%
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18	3,300,000	3,252,886
1.000%, 03/08/17 (c) (d)	68,400,000	68,635,843
1.000%, 06/29/17	46,300,000	46,400,193
1.000%, 07/28/17	66,800,000	66,841,015
1.000%, 09/29/17	42,600,000	42,512,159
1.250%, 05/12/17	20,500,000	20,707,973
1.250%, 08/01/19	31,100,000	30,433,527
1.250%, 10/02/19	58,400,000	56,719,540
1.750%, 05/30/19	3,700,000	3,713,890
2.375%, 01/13/22	7,100,000	7,086,027
3.750%, 03/27/19	10,900,000	11,979,198
5.500%, 08/23/17	1,600,000	1,821,310
Federal National Mortgage Association 0.875%, 08/28/17	20,500,000	20,386,246
0.875%, 12/20/17	300,000	297,744
0.875%, 02/08/18	23,500,000	23,178,708
0.875%, 05/21/18	4,200,000	4,129,507
1.125%, 04/27/17	33,500,000	33,668,706

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association 1.250%, 01/30/17	4,700,000	$4,758,792
1.875%, 09/18/18	4,400,000	4,472,274
5.000%, 05/11/17	7,100,000	7,923,210
5.375%, 06/12/17	9,700,000	10,957,489

		469,876,237

U.S. Treasury—10.0%
U.S. Treasury Inflation Indexed Bonds 1.750%, 01/15/28	141,324,350	162,699,658
2.000%, 01/15/26	57,207,928	67,402,552
2.375%, 01/15/25	87,903,444	106,493,616
2.375%, 01/15/27	93,800,910	115,103,941
2.500%, 01/15/29 (e)	49,573,192	62,547,438
3.625%, 04/15/28	732,800	1,029,126
3.875%, 04/15/29	2,307,104	3,372,698
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22	13,719,892	13,811,006
0.125%, 07/15/22	32,057,880	32,275,777
0.125%, 01/15/23	48,472,512	48,305,864
0.375%, 07/15/23	24,650,120	25,127,716
0.625%, 07/15/21	12,936,402	13,626,675
0.625%, 01/15/24	52,116,696	54,005,926
1.125%, 01/15/21	15,170,820	16,433,078
1.250%, 07/15/20	34,564,692	37,878,029
U.S. Treasury Floating Rate Notes 0.109%, 04/30/16 (b) (c) (d) (e)	101,800,000	101,826,468

		861,939,568

Total U.S. Treasury & Government Agencies (Cost $2,944,033,578)		2,969,563,124

Corporate Bonds & Notes—23.3%

Banks—12.6%
American Express Bank FSB 6.000%, 09/13/17	31,500,000	35,998,263
American Express Centurion Bank 6.000%, 09/13/17	26,500,000	30,355,909
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (b)	400,000	579,214
Banco Santander Brazil S.A. 4.250%, 01/14/16 (144A)	18,200,000	18,937,100
Banco Santander Chile 1.127%, 04/11/17 (144A) (b)	29,900,000	29,899,940
1.828%, 01/19/16 (144A) (b)	6,900,000	6,951,750
Bank of America Corp. 4.500%, 04/01/15	39,133,000	40,300,298
5.625%, 10/14/16	30,407,000	33,384,940
6.400%, 08/28/17	3,100,000	3,541,065
6.875%, 04/25/18	21,300,000	25,094,190
Bank of America N.A. 0.645%, 05/08/17 (b)	8,000,000	7,995,384
0.695%, 11/14/16 (b)	41,700,000	41,778,479

Banks—(Continued)
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	2,760,720
Bank of India 4.750%, 09/30/15	3,100,000	3,209,644
Bank of Montreal 1.950%, 01/30/17 (144A)	3,600,000	3,692,624
2.850%, 06/09/15 (144A)	800,000	818,936
Bank of Nova Scotia 1.250%, 04/11/17	71,200,000	71,506,943
1.650%, 10/29/15 (144A)	4,700,000	4,775,623
1.950%, 01/30/17 (144A)	800,000	820,604
Barclays Bank plc 5.200%, 07/10/14	900,000	900,810
10.179%, 06/12/21 (144A)	17,900,000	24,759,459
BB&T Corp. 1.091%, 06/15/18 (b)	27,200,000	27,668,248
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	4,104,750
6.500%, 03/10/21 (144A)	7,800,000	8,794,500
BNP Paribas S.A. 0.533%, 11/07/15 (b)	39,500,000	39,489,414
BPCE S.A. 0.796%, 11/18/16 (b)	54,700,000	54,827,725
CIT Group, Inc. 4.750%, 02/15/15 (144A)	2,000,000	2,040,000
5.250%, 03/15/18	2,400,000	2,577,000
Citigroup, Inc. 0.745%, 05/01/17 (b)	65,300,000	65,245,017
1.025%, 04/01/16 (b)	2,700,000	2,717,134
1.189%, 07/25/16 (b)	3,200,000	3,234,739
1.250%, 01/15/16	11,295,000	11,363,030
5.000%, 09/15/14	23,602,000	23,810,972
5.500%, 10/15/14	21,447,000	21,756,609
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (b)	6,900,000	8,150,625
Export-Import Bank of Korea 4.000%, 01/29/21	2,500,000	2,656,240
5.125%, 06/29/20	2,500,000	2,827,790
ING Bank NV 0.574%, 06/30/14 (144A) (b) (f)	66,400,000	66,380,147
JPMorgan Chase & Co. 0.744%, 02/15/17 (b)	55,300,000	55,501,181
0.779%, 04/25/18 (b)	14,400,000	14,399,957
3.150%, 07/05/16	4,900,000	5,107,510
3.450%, 03/01/16	5,849,000	6,103,549
3.700%, 01/20/15	15,500,000	15,774,552
JPMorgan Chase Bank N.A. 0.560%, 06/13/16 (b)	5,300,000	5,281,053
6.000%, 10/01/17	23,600,000	26,844,292
Lloyds Bank plc 12.000%, 12/16/24 (144A) (b) (f)	5,700,000	8,265,000
Morgan Stanley 1.509%, 04/25/18 (b)	60,800,000	62,005,542
6.000%, 04/28/15	2,300,000	2,406,966
National Australia Bank, Ltd. 0.515%, 07/01/14 (144A) (b) (f)	48,300,000	48,344,277

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	$1,445,354
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	2,330,000
Santander Issuances S.A. Unipersonal 7.300%, 07/27/19 (GBP) (b)	5,000,000	8,652,410
Sberbank of Russia Via SB Capital S.A. 5.499%, 07/07/15	9,300,000	9,644,286
State Bank of India 4.500%, 07/27/15 (144A)	12,200,000	12,565,658
Turkiye Garanti Bankasi A/S 2.728%, 04/20/16 (144A) (b)	3,000,000	2,962,500
United Overseas Bank, Ltd. 5.375%, 09/03/19 (144A) (b)	470,000	472,621
U.S. Bank N.A. 0.349%, 04/22/16 (b)	7,400,000	7,400,844
Wachovia Corp. 0.501%, 06/15/17 (b)	27,870,000	27,831,818
Wells Fargo & Co. 7.980%, 03/15/18 (b)	20,300,000	23,091,250

		1,082,136,455

Biotechnology—0.1%
Amgen, Inc. 1.875%, 11/15/14	2,000,000	2,011,250
2.300%, 06/15/16	5,108,000	5,252,260

		7,263,510

Chemicals—0.1%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,450,150
Rohm & Haas Co. 6.000%, 09/15/17	2,438,000	2,755,618

		6,205,768

Computers—0.1%
Apple, Inc. 2.850%, 05/06/21	4,600,000	4,639,629
3.450%, 05/06/24	6,000,000	6,066,858

		10,706,487

Diversified Financial Services—3.0%
Ally Financial, Inc. 2.750%, 01/30/17	14,540,000	14,703,575
3.125%, 01/15/16	5,000,000	5,131,250
4.625%, 06/26/15	2,600,000	2,684,500
5.500%, 02/15/17	15,000,000	16,256,250
6.750%, 12/01/14	9,458,000	9,682,628
7.500%, 09/15/20	7,100,000	8,555,500
8.300%, 02/12/15	3,500,000	3,646,563
Bear Stearns Cos. LLC (The) 5.300%, 10/30/15	9,000,000	9,539,991
6.400%, 10/02/17	1,400,000	1,614,103
7.250%, 02/01/18	4,200,000	4,998,315

Diversified Financial Services—(Continued)
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,082,500
Ford Motor Credit Co. LLC 0.675%, 11/08/16 (b)	27,900,000	27,886,720
1.500%, 01/17/17	2,550,000	2,563,862
2.500%, 01/15/16	3,259,000	3,341,674
2.750%, 05/15/15	31,195,000	31,793,913
3.984%, 06/15/16	9,497,000	10,035,214
4.207%, 04/15/16	5,429,000	5,729,788
7.000%, 04/15/15	9,700,000	10,186,164
8.000%, 12/15/16	500,000	580,815
8.700%, 10/01/14	500,000	510,342
12.000%, 05/15/15	19,300,000	21,203,559
General Electric Capital Corp. 6.375%, 11/15/67 (b)	5,100,000	5,686,500
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	4,024,554
International Lease Finance Corp. 6.750%, 09/01/16 (144A)	5,300,000	5,869,750
8.625%, 09/15/15	10,745,000	11,631,462
Navient Corp. 6.000%, 01/25/17	1,125,000	1,222,031
6.250%, 01/25/16	14,714,000	15,633,625
8.450%, 06/15/18	8,300,000	9,814,750
Springleaf Finance Corp. 6.900%, 12/15/17	3,200,000	3,552,000
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A)	6,078,778	6,422,479

		255,584,377

Electric—1.7%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	170,977
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	60,384,000
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,754,611
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,483,338
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,307,750
7.750%, 01/20/20	5,000,000	5,850,000
Pacific Gas & Electric Co. 0.423%, 05/11/15 (b)	44,700,000	44,714,572
TECO Finance, Inc. 6.750%, 05/01/15	4,400,000	4,622,037

		144,287,285

Forest Products & Paper—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	6,947,324

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,539,375

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.0%
Blackstone CQP Holdco L.P. 2.324%, 07/02/14 (144A) (f)	3,500,000	$3,527,265
Noble Group, Ltd. 4.875%, 08/05/15 (144A)	700,000	724,500

		4,251,765

Insurance—0.6%
AIG Life Holdings, Inc. 8.125%, 03/15/46 (144A) (f)	24,700,000	34,190,852
American International Group, Inc. 5.050%, 10/01/15	6,300,000	6,641,592
5.450%, 05/18/17	700,000	780,936
6.765%, 11/15/17 (GBP)	2,500,000	4,867,871
CNA Financial Corp. 5.850%, 12/15/14	5,000,000	5,124,890

		51,606,141

Lodging—0.2%
MGM Resorts International 6.875%, 04/01/16	14,200,000	15,442,500
7.625%, 01/15/17	4,960,000	5,604,800

		21,047,300

Machinery-Diversified—0.8%
John Deere Capital Corp. 0.363%, 04/12/16 (b)	67,500,000	67,475,632

Media—0.2%
DISH DBS Corp. 4.250%, 04/01/18	500,000	520,000
4.625%, 07/15/17	1,000,000	1,061,250
6.625%, 10/01/14	6,849,000	6,934,612
7.125%, 02/01/16	2,600,000	2,811,250
Time Warner, Inc. 5.875%, 11/15/16	6,500,000	7,237,737

		18,564,849

Mining—0.0%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	2,400,000	2,437,358

Oil & Gas—1.2%
CNPC General Capital, Ltd. 1.125%, 05/14/17 (144A) (b)	26,700,000	26,774,813
Gazprom OAO Via Gaz Capital S.A. 8.125%, 07/31/14	3,600,000	3,616,344
Indian Oil Corp., Ltd. 4.750%, 01/22/15	2,200,000	2,236,131
Novatek Finance, Ltd. 5.326%, 02/03/16 (144A)	3,100,000	3,251,280
Petrobras International Finance Co. 5.375%, 01/27/21	8,200,000	8,546,286
5.750%, 01/20/20	2,700,000	2,885,760

Oil & Gas—(Continued)
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, 09/30/14	1,400,000	1,415,750
Statoil ASA 0.685%, 11/08/18 (b)	49,900,000	50,243,112

		98,969,476

Real Estate—0.0%
Qatari Diar Finance QSC 3.500%, 07/21/15	1,000,000	1,025,500

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	928,661	1,122,524

Savings & Loans—0.1%
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	12,752,046

Telecommunications—2.2%
BellSouth Corp. 4.182%, 04/28/14 (144A) (f)	78,600,000	80,861,715
Ooredoo International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	419,416
Rogers Communications, Inc. 7.500%, 03/15/15	3,000,000	3,145,017
Sprint Communications, Inc. 9.125%, 03/01/17	2,000,000	2,342,500
Telefonica Emisiones S.A.U. 0.880%, 06/23/17 (b)	29,500,000	29,482,448
Verizon Communications, Inc. 0.631%, 06/09/17 (b)	39,900,000	39,946,084
1.981%, 09/14/18 (b)	3,700,000	3,903,707
2.500%, 09/15/16	4,500,000	4,638,344
3.000%, 04/01/16	2,000,000	2,073,538
3.650%, 09/14/18	15,100,000	16,149,163
4.500%, 09/15/20	1,400,000	1,539,989

		184,501,921

Transportation—0.1%
Con-way, Inc. 7.250%, 01/15/18	7,000,000	8,162,525

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,642,590
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,386,800

		11,029,390

Total Corporate Bonds & Notes (Cost $1,898,756,312)		2,000,617,008

Municipal—0.0%
Autonomous Community of Valencia Spain 3.250%, 07/06/15 (EUR)	300,000	417,938

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—21.6%

Security Description	Principal Amount*	Value

Provincial—1.3%
Province of Ontario 1.000%, 07/22/16	2,800,000	$2,818,925
1.600%, 09/21/16	300,000	305,802
1.650%, 09/27/19	7,000,000	6,891,577
3.000%, 07/16/18	4,300,000	4,545,990
3.150%, 06/02/22 (CAD)	9,300,000	8,967,673
4.000%, 06/02/21 (CAD)	31,100,000	31,831,850
4.200%, 03/08/18 (CAD)	1,100,000	1,123,123
4.200%, 06/02/20 (CAD)	10,800,000	11,185,523
4.300%, 03/08/17 (CAD)	1,000,000	1,007,675
4.400%, 06/02/19 (CAD)	6,300,000	6,552,697
4.400%, 04/14/20	2,700,000	3,026,492
5.500%, 06/02/18 (CAD)	2,600,000	2,778,653
Province of Quebec 3.500%, 07/29/20	10,600,000	11,344,025
3.500%, 12/01/22 (CAD)	3,300,000	3,242,972
4.250%, 12/01/21 (CAD)	15,200,000	15,755,978
4.500%, 12/01/17 (CAD)	700,000	718,060
4.500%, 12/01/20 (CAD)	2,900,000	3,050,918

		115,147,933

Sovereign—20.3%
Banco Nacional de Desenvolvimento Economico e Social 3.375%, 09/26/16 (144A)	2,600,000	2,687,750
4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,941,120
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/15 (BRL)	127,000,000	53,085,080
Zero Coupon, 07/01/15 (BRL)	69,000,000	28,106,312
Zero Coupon, 01/01/17 (BRL)	5,000,000	1,717,328
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	77,900,000	34,075,917
Italy Buoni Poliennali Del Tesoro 1.150%, 05/15/17 (EUR)	32,400,000	44,743,322
2.250%, 05/15/16 (EUR)	28,400,000	40,067,994
2.750%, 12/01/15 (EUR)	14,800,000	20,893,170
3.000%, 06/15/15 (EUR)	23,700,000	33,237,181
3.000%, 11/01/15 (EUR)	4,400,000	6,224,768
3.750%, 08/01/15 (EUR)	51,200,000	72,579,067
3.750%, 04/15/16 (EUR)	18,300,000	26,469,222
3.750%, 08/01/16 (EUR)	273,500,000	398,504,817
4.500%, 07/15/15 (EUR)	69,000,000	98,411,404
4.750%, 06/01/17 (EUR)	47,700,000	72,565,658
Italy Certificati di Credito del Tesoro Zero Coupon, 06/30/15 (EUR)	13,800,000	18,810,895
Zero Coupon, 12/31/15 (EUR)	10,100,000	13,713,900
Zero Coupon, 04/29/16 (EUR)	16,200,000	21,924,015
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,615,120
Mexico Cetes 2.886%, 09/25/14 (MXN)	13,510,003,500	103,427,259
2.894%, 07/24/14 (MXN)	604,402,480	46,501,329
3.042%, 12/24/14 (MXN)	4,631,833,000	35,188,150
Spain Government Bonds 2.100%, 04/30/17 (EUR)	57,500,000	81,641,497
3.000%, 04/30/15 (EUR)	3,700,000	5,178,328

Sovereign—(Continued)
Spain Government Bonds 3.150%, 01/31/16 (EUR)	6,600,000	9,421,850
3.250%, 04/30/16 (EUR)	8,200,000	11,792,752
3.300%, 07/30/16 (EUR)	158,900,000	229,896,947
3.750%, 10/31/15 (EUR)	33,400,000	47,767,808
3.800%, 01/31/17 (EUR)	18,600,000	27,501,054
4.000%, 07/30/15 (EUR)	55,100,000	78,398,480
4.250%, 10/31/16 (EUR)	22,400,000	33,218,436
5.500%, 07/30/17 (EUR)	21,400,000	33,429,771

		1,737,737,701

Total Foreign Government (Cost $1,870,179,261)		1,853,303,572

Asset-Backed Securities—4.9%

Asset-Backed - Automobile—2.0%
Ally Auto Receivables Trust 0.480%, 02/15/17	71,800,000	71,799,784
Nissan Auto Lease Trust 0.314%, 09/15/16 (b)	31,300,000	31,301,033
Santander Drive Auto Receivables Trust 0.431%, 08/15/17 (b)	22,300,000	22,300,618
Toyota Auto Receivables Owner Trust 0.400%, 12/15/16	44,700,000	44,700,939

		170,102,374

Asset-Backed - Home Equity—0.9%
ACE Securities Corp. Home Equity Loan Trust 0.302%, 04/25/36 (b)	11,421,522	10,157,628
Asset Backed Funding Certificates 0.852%, 06/25/34 (b)	2,913,840	2,706,171
Asset Backed Securities Corp. Home Equity Loan Trust 0.232%, 05/25/37 (b)	36,715	23,691
Bear Stearns Asset Backed Securities Trust 0.402%, 04/25/37 (b)	15,761,000	8,770,728
0.952%, 10/27/32 (b)	19,042	18,042
1.152%, 10/25/37 (b)	5,689,959	5,282,484
Citigroup Mortgage Loan Trust, Inc. 0.212%, 07/25/45 (b)	641,895	572,733
0.392%, 10/25/36 (b)	14,700,000	13,715,291
Countrywide Asset-Backed Certificates 0.502%, 04/25/36 (b)	13,137,179	12,869,351
First Franklin Mortgage Loan Trust 0.512%, 10/25/35 (b)	12,751,875	11,516,231
HSI Asset Securitization Corp. Trust 0.322%, 12/25/36 (b)	14,001,842	6,599,908
Merrill Lynch Mortgage Investors, Inc. 0.652%, 06/25/36 (b)	3,312,263	3,025,129
Morgan Stanley ABS Capital I 0.212%, 05/25/37 (b)	326,041	214,181
Morgan Stanley Home Equity Loan Trust 0.322%, 04/25/37 (b)	6,686,057	4,025,662

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Option One Mortgage Loan Trust 0.792%, 08/25/33 (b)	21,802	$20,428
Renaissance Home Equity Loan Trust 1.030%, 08/25/33 (b)	168,270	158,051
Residential Asset Securities Corp. Trust 0.732%, 06/25/33 (b)	1,492,719	1,316,481
0.915%, 03/25/34 (b)	2,727,939	2,522,994
Soundview Home Loan Trust 0.232%, 06/25/37 (b)	26,197	15,539

		83,530,723

Asset-Backed - Other—1.9%
BlackRock Senior Income Corp. 0.468%, 04/20/19 (144A) (b)	4,740,818	4,681,842
Carrington Mortgage Loan Trust 0.472%, 10/25/35 (b)	218,200	217,125
Conseco Financial Corp. 6.220%, 03/01/30	67,926	72,154
Countrywide Asset-Backed Certificates 0.292%, 02/25/37 (b)	3,512,068	3,355,402
0.302%, 05/25/37 (b)	4,352,810	3,692,728
0.302%, 03/25/47 (b)	4,253,130	3,560,052
0.332%, 06/25/36 (b)	6,533,201	6,257,846
1.155%, 01/25/35 (b)	9,328,661	9,019,546
5.689%, 10/25/46 (b)	2,643,083	2,252,967
First Franklin Mortgage Loan Trust 0.292%, 12/25/36 (b)	9,592,021	5,758,694
1.577%, 10/25/34 (b)	5,362,296	4,141,505
Galaxy CLO, Ltd. 0.469%, 04/25/19 (144A) (b)	4,238,929	4,213,263
Hillmark Funding, Ltd. 0.477%, 05/21/21 (144A) (b)	26,815,848	26,431,550
Home Equity Loan Trust 0.382%, 04/25/37 (b)	15,900,000	9,307,971
Lehman XS Trust 0.322%, 02/25/37 (b)	15,395,111	8,407,748
0.952%, 10/25/35 (b)	7,858,040	7,381,615
Mid-State Trust 7.791%, 03/15/38	147,239	153,176
Morgan Stanley ABS Capital I, Inc. Trust 1.112%, 06/25/35 (b)	7,600,000	7,215,577
Mountain View Funding CLO 0.487%, 04/15/19 (144A) (b)	3,861,987	3,833,806
MSIM Peconic Bay, Ltd. 0.508%, 07/20/19 (144A) (b)	1,650,619	1,649,747
Octagon Investment Partners V, Ltd. 0.529%, 11/28/18 (144A) (b)	1,289,382	1,282,011
Pacifica CDO, Ltd. 0.488%, 01/26/20 (144A) (b)	2,510,986	2,504,872
Park Place Securities, Inc. 0.642%, 09/25/35 (b)	5,000,000	4,011,065
Penta CLO S.A. 0.614%, 06/04/24 (EUR) (b)	2,808,091	3,778,892
Popular ABS Mortgage Pass-Through Trust 0.242%, 06/25/47 (b)	682,972	653,547

Asset-Backed - Other—(Continued)
Securitized Asset Backed Receivables LLC Trust 0.402%, 05/25/36 (b)	11,826,151	6,827,391
Small Business Administration Participation Certificates 5.500%, 10/01/18	15,440	16,260
6.220%, 12/01/28	5,696,829	6,506,250
Specialty Underwriting & Residential Finance Trust 0.422%, 04/25/37 (b)	6,400,000	3,381,638
Structured Asset Investment Loan Trust 0.642%, 08/25/35 (b)	8,760,000	7,733,021
Structured Asset Securities Corp. Mortgage Loan Trust 0.312%, 03/25/36 (b)	7,094,902	6,766,969
1.052%, 08/25/37 (b)	1,226,748	1,133,286
Tobacco Settlement Financing Corp. 6.250%, 06/01/42	1,300,000	1,300,221
United States Small Business Administration 5.471%, 03/10/18	1,079,503	1,164,868
Wood Street CLO B.V. 0.657%, 11/22/21 (EUR) (b)	4,296,512	5,821,452

		164,486,057

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust 0.359%, 01/25/19 (b)	2,846,676	2,843,681
0.679%, 01/25/17 (b)	606,566	606,776
2.802%, 12/16/19 (144A) (b)	1,783,920	1,817,088

		5,267,545

Total Asset-Backed Securities (Cost $410,598,762)		423,386,699

Mortgage-Backed Securities—4.8%

Collateralized Mortgage Obligations—3.7%
Adjustable Rate Mortgage Trust 2.718%, 11/25/35 (b)	787,276	678,565
Alternative Loan Trust 5.500%, 02/25/36	7,155,136	6,492,456
Alternative Loan Trust Resecuritization 2.565%, 03/25/47 (b)	6,713,463	6,115,301
American Home Mortgage Assets 1.043%, 11/25/46 (b)	4,492,241	2,503,481
American Home Mortgage Investment Trust 2.322%, 02/25/45 (b)	1,946,522	1,963,743
Arran Residential Mortgages Funding plc 1.728%, 05/16/47 (144A) (EUR) (b)	8,586,532	11,889,332
Banc of America Alternative Loan Trust 16.606%, 09/25/35 (b) (g)	7,955,677	9,771,759
27.792%, 11/25/46 (b) (g)	2,735,301	3,873,224
Banc of America Funding Corp. Trust 2.651%, 02/20/36 (b)	6,286,373	6,322,708
2.689%, 05/25/35 (b)	2,267,757	2,326,082
2.938%, 01/20/47 (b)	364,928	283,037

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding, Ltd. 0.411%, 05/08/14 (144A) (b) (f)	28,248,055	$27,964,362
BCAP LLC Trust 0.322%, 01/25/37 (b)	2,480,558	1,870,998
4.000%, 02/26/37 (144A) (b)	2,673,261	2,711,013
5.250%, 02/26/36 (144A)	8,613,191	7,986,297
5.250%, 08/26/37 (144A)	13,812,484	14,384,237
Bear Stearns Adjustable Rate Mortgage Trust 2.150%, 08/25/35 (b)	33,012	33,525
2.250%, 08/25/35 (b)	981,124	995,560
2.663%, 10/25/35 (b)	7,171,983	7,138,977
2.667%, 02/25/33 (b)	25,943	24,560
Bear Stearns ALT-A Trust 0.992%, 11/25/34 (b)	841,826	826,923
2.583%, 05/25/35 (b)	2,311,987	2,257,369
2.648%, 11/25/36 (b)	3,370,451	2,362,181
2.691%, 11/25/36 (b)	5,660,128	4,217,242
2.790%, 09/25/35 (b)	1,813,817	1,583,007
5.215%, 05/25/36 (b)	4,019,265	3,136,976
Bear Stearns Structured Products, Inc. 2.488%, 12/26/46 (b)	1,290,780	887,079
Bear Stearns Structured Products, Inc. Trust 2.096%, 01/26/36 (b)	1,882,468	1,566,696
CC Mortgage Funding Corp. 0.402%, 08/25/35 (144A) (b)	75,920	68,943
Chase Mortgage Finance Trust 4.893%, 12/25/35 (b)	9,007,500	8,853,985
5.647%, 09/25/36 (b)	5,876,821	5,386,665
Citigroup Mortgage Loan Trust, Inc. 2.200%, 09/25/35 (b)	3,597,423	3,622,112
2.280%, 09/25/35 (b)	1,177,292	1,179,658
2.322%, 10/25/46 (b)	3,236,291	2,581,894
2.500%, 10/25/35 (b)	6,364,815	6,294,382
Countrywide Alternative Loan Trust 0.363%, 03/20/46 (b)	264,703	204,346
4.848%, 05/25/35 (b) (h)	4,109,902	530,979
Countrywide Home Loan Mortgage Pass-Through Trust 0.442%, 04/25/35 (b)	135,275	124,094
0.472%, 03/25/35 (b)	1,154,819	1,037,531
0.492%, 06/25/35 (144A) (b)	3,386,563	3,034,703
2.514%, 09/20/36 (b)	5,266,486	3,880,031
Credit Suisse First Boston Mortgage Securities Corp. 0.799%, 03/25/32 (144A) (b)	91,830	86,410
6.000%, 11/25/35	3,214,029	2,696,204
6.500%, 04/25/33	86,959	88,233
Deutsche Alt-A Securities Mortgage Loan Trust 0.342%, 08/25/47 (b)	9,096,901	7,729,737
Downey Savings & Loan Association Mortgage Loan Trust 2.631%, 07/19/44 (b)	882,680	884,702
First Horizon Alternative Mortgage Securities Trust 4.548%, 01/25/36 (b) (h)	56,617,109	7,017,181

Collateralized Mortgage Obligations—(Continued)
First Horizon Mortgage Pass-Through Trust 2.612%, 08/25/35 (b)	599,005	564,967
Granite Mortgages plc 0.496%, 09/20/44 (EUR) (b)	275,541	375,488
0.707%, 01/20/44 (EUR) (b)	282,884	386,539
0.908%, 01/20/44 (GBP) (b)	455,038	776,260
0.934%, 09/20/44 (GBP) (b)	2,312,140	3,949,081
GreenPoint MTA Trust 0.372%, 06/25/45 (b)	90,397	81,317
GSR Mortgage Loan Trust 2.593%, 04/25/36 (b)	4,120,362	3,737,857
2.657%, 09/25/35 (b)	92,658	93,495
6.000%, 03/25/32	239	247
HarborView Mortgage Loan Trust 0.345%, 01/19/38 (b)	204,955	176,686
0.375%, 05/19/35 (b)	1,437,550	1,267,365
Holmes Master Issuer plc 1.678%, 10/15/54 (144A) (EUR) (b)	2,817,728	3,859,778
Indymac ARM Trust 1.717%, 01/25/32 (b)	588	573
1.751%, 01/25/32 (b)	34,071	33,061
Indymac Index Mortgage Loan Trust 2.509%, 12/25/34 (b)	230,208	213,966
JP Morgan Mortgage Trust 2.663%, 07/25/35 (b)	4,206,634	4,321,264
2.952%, 02/25/35 (b)	330,625	328,498
5.240%, 07/25/35 (b)	4,880,346	4,977,801
5.750%, 01/25/36	609,826	564,236
MASTR Alternative Loan Trust 0.552%, 03/25/36 (b)	814,874	246,059
Merrill Lynch Mortgage Investors Trust 0.402%, 11/25/35 (b)	147,337	139,742
1.151%, 10/25/35 (b)	288,072	274,477
2.400%, 10/25/35 (b)	752,440	763,044
Merrill Lynch Mortgage Investors, Inc. 0.362%, 02/25/36 (b)	1,458,831	1,338,167
0.532%, 08/25/35 (b)	8,700,000	7,792,451
MLCC Mortgage Investors, Inc. 2.136%, 11/25/35 (b)	2,939,665	2,920,740
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	2,206,216	2,246,641
Nomura Asset Acceptance Corp. 4.976%, 05/25/35	3,242,935	3,052,824
RALI Series Trust 6.000%, 12/25/35	14,470,632	12,099,271
RBSSP Resecuritization Trust 0.392%, 06/27/36 (144A) (b)	8,300,000	6,985,131
Residential Accredit Loans, Inc. 0.332%, 06/25/46 (b)	1,959,015	899,323
Residential Accredit Loans, Inc. 0.552%, 03/25/33 (b)	270,211	267,171
0.592%, 06/25/34 (b)	2,434,196	2,416,158
6.000%, 06/25/36	2,394,100	1,922,014
Residential Asset Securitization Trust 0.552%, 05/25/33 (b)	155,018	153,745
0.552%, 01/25/46 (b)	1,759,621	959,729

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Residential Asset Securitization Trust 6.000%, 06/25/36	5,262,082	$3,869,056
Residential Funding Mortgage Securities I 0.502%, 06/25/18 (b)	4,597	4,467
Sequoia Mortgage Trust 0.503%, 07/20/33 (b)	397,803	378,732
Structured Adjustable Rate Mortgage Loan Trust 2.488%, 01/25/35 (b)	3,379,511	3,167,423
2.518%, 08/25/35 (b)	246,187	230,803
2.631%, 04/25/35 (b)	11,254,154	11,057,026
Structured Asset Mortgage Investments II Trust 0.382%, 05/25/45 (b)	1,418,750	1,279,773
0.405%, 07/19/35 (b)	1,566,762	1,497,890
Structured Asset Securities Corp. 2.628%, 10/28/35 (144A) (b)	45,717	43,270
WaMu Mortgage Pass-Through Certificates Trust 1.523%, 06/25/42 (b)	222,394	211,907
1.523%, 08/25/42 (b)	107,312	102,854
1.932%, 02/27/34 (b)	277,049	274,555
Wells Fargo Mortgage Backed Securities Trust 2.491%, 09/25/33 (b)	1,016,544	1,032,639
2.610%, 07/25/36 (b)	10,675,567	10,365,804
2.612%, 10/25/36 (b)	3,893,691	3,751,552
2.613%, 03/25/36 (b)	19,799,323	19,353,108
2.623%, 04/25/36 (b)	1,994,262	1,953,655
5.588%, 04/25/36 (b)	916,789	303,670

		316,531,830

Commercial Mortgage-Backed Securities—1.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.451%, 01/15/49	8,400,000	9,055,704
Bear Stearns Commercial Mortgage Securities, Inc. 5.331%, 02/11/44	385,259	415,791
5.700%, 06/11/50	5,300,000	5,929,052
Commercial Mortgage Pass-Through Certificates 5.383%, 02/15/40	747,614	812,726
Credit Suisse Commercial Mortgage Trust 5.297%, 12/15/39	4,536,249	4,924,484
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	20,576,764	22,167,512
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (b)	100,000	100,880
5.444%, 03/10/39	7,700,000	8,401,978
JP Morgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	379,222	414,169
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	11,457,576	12,883,793
ML-CFC Commercial Mortgage Trust 5.485%, 03/12/51 (b)	2,200,000	2,416,396
6.079%, 08/12/49 (b)	7,400,000	8,217,974

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Re-REMIC Trust 5.997%, 08/12/45 (144A) (b)	784,144	866,033
Silenus European Loan Conduit, Ltd. 0.485%, 05/15/19 (EUR) (b)	282,841	382,452
Wachovia Bank Commercial Mortgage Trust 5.933%, 06/15/49 (b)	16,700,000	18,273,992

		95,262,936

Total Mortgage-Backed Securities (Cost $395,415,761)		411,794,766

Municipals—3.7%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	10,385,466
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	10,400,000	14,707,160
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	3,500,000	2,773,540
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	3,153,325
California State General Obligation Unlimited, Build America Bonds 7.550%, 04/01/39	2,900,000	4,359,628
7.625%, 03/01/40	16,600,000	24,488,984
7.950%, 03/01/36	5,700,000	6,948,300
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects 7.804%, 03/01/35	3,100,000	4,186,333
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	5,555,220
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	8,892,312
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	400,000	448,920
6.899%, 12/01/40	14,500,000	18,098,861
Clark County NV, Airport Revenue 6.820%, 07/01/45	4,800,000	6,615,264
Clark County NV, Refunding 4.750%, 06/01/30	5,500,000	5,727,315
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	17,000,000	18,874,760
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	27,978,461

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	$2,735,574
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	60,200,000	66,495,114
Los Angeles, California Unified School District, Build America Bonds 4.500%, 07/01/25	5,000,000	5,474,600
4.500%, 01/01/28	3,700,000	3,967,547
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	1,100,000	1,473,274
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority 6.089%, 11/15/40	200,000	253,228
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	38,749,728
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,139,260
Port Authority of New York & New Jersey, One Hundred Sixtieth 5.647%, 11/01/40	3,000,000	3,577,860
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,038,194
State of California General Obligation Unlimited, Build America Bonds 6.548%, 05/15/48	3,400,000	4,446,214
7.500%, 04/01/34	2,900,000	4,128,150
7.600%, 11/01/40	1,900,000	2,872,591
7.700%, 11/01/30	100,000	123,346
State of Georgia 6.655%, 04/01/57	1,300,000	1,586,169
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,703,190
State of Wisconsin, General Fund Annual Appropriation Revenue 5.050%, 05/01/18	2,900,000	3,254,467
Tobacco Settlement Financing Authority 7.467%, 06/01/47	7,355,000	6,291,761
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	500,000	370,900

Total Municipals (Cost $267,784,273)		314,875,016

Convertible Bonds—0.6%

Banks—0.6%
LBG Capital No.2 plc 15.000%, 12/21/19 (GBP) (Cost $50,020,987)	20,400,000	50,623,200

Convertible Preferred Stock—0.5%
Security Description	Shares/ Principal Amount*	Value

Banks—0.5%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $25,992,733)	36,950	44,857,300

Preferred Stock—0.4%

Banks—0.4%
GMAC Capital Trust I, 8.125% (b) (Cost $28,270,000)	1,130,800	30,870,840

Floating Rate Loans (b)—0.3%

Auto Manufacturers—0.1%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	6,782,519	6,814,838

Healthcare-Services—0.2%
HCA, Inc. Term Loan B5, 0.000%, 03/31/17 (i)	13,422,191	13,466,685

Total Floating Rate Loans (Cost $20,284,384)		20,281,523

Short-Term Investments—10.7%

Discount Notes—0.6%
Federal Home Loan Bank 0.070%, 08/15/14 (j)	43,100,000	43,096,229
Federal Home Loan Mortgage Corp. 0.055%, 09/12/14 (j)	11,000,000	10,998,773

		54,095,002

U.S. Treasury—0.0%
U.S. Treasury Bills 0.040%, 12/18/14 (e) (j)	230,000	229,957
0.061%, 12/26/14 (e) (j)	590,000	589,823
0.063%, 12/04/14 (e) (j)	310,000	309,915
0.068%, 12/11/14 (e) (j)	430,000	429,868

		1,559,563

Commercial Paper—2.5%
Bank of Nova Scotia 1.000%, 02/10/15 (CAD) (j)	64,900,000	60,352,400
Glencore Funding LLC 0.450%, 08/25/14 (j)	2,700,000	2,698,144
0.580%, 10/06/14 (j)	25,000,000	24,960,931
0.630%, 11/05/14 (j)	20,700,000	20,653,994
Itau Unibanco S.A. New York 1.381%, 10/31/14 (j)	8,900,000	8,858,357
Vodafone Group plc 0.600%, 06/29/15 (j)	93,900,000	93,331,905

		210,855,731

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—5.5%
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/30/14 at 0.150% to be repurchased at $468,801,953 on 07/01/14, collateralized by $473,924,000 U.S. Treasury Note at 1.500% due 08/31/18 with a value of $476,404,518.	468,800,000	$468,800,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $2,974,453 on 07/01/14, collateralized by $3,035,000 U.S. Government Agency obligations with rates ranging from of 0.150% - 0.250%, maturity dates ranging from 03/30/15 - 03/31/15, with a value of $3,036,913.	2,974,453	2,974,453

		471,774,453

Certificate of Deposit—2.1%
Barclays Bank plc. 0.531%, 05/01/15	138,600,000	138,600,000
Credit Suisse International 0.465%, 03/17/15 (j)	5,500,000	5,500,000
Rabobank Nederland NV 0.280%, 06/12/15	36,500,000	36,500,000

		180,600,000

Total Short-Term Investments (Cost $917,720,269)		918,884,749

Total Investments—105.4% (Cost $8,829,056,320) (k)		9,039,057,803
Other assets and liabilities (net)—(5.4)%		(461,568,169)

Net Assets—100.0%		$8,577,489,634

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2014, the market value of securities pledged was $54,640,719.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $48,375,737.
(e)	All or a portion of the security was pledged as collateral against open swap contracts and forward foreign currency exchange contracts. As of June 30, 2014, the market value of securities pledged was $8,163,318.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $269,533,618, which is 3.1% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Illiquid security. As of June 30, 2014, these securities represent 0.2% of net assets.
(h)	Interest only security.
(i)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.
(j)	The rate shown represents current yield to maturity.
(k)	As of June 30, 2014, the aggregate cost of investments was $8,829,056,320. The aggregate unrealized appreciation and depreciation of investments were $270,397,494 and $(60,396,011), respectively, resulting in net unrealized appreciation of $210,001,483.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $646,003,970, which is 7.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AIG Life Holdings, Inc.	07/06/10	$24,700,000	$22,489,116	$34,190,852
Banc of America Funding, Ltd.	05/08/14	28,248,055	27,965,574	27,964,362
BellSouth Corp.	04/16/14	78,600,000	81,436,674	80,861,715
Blackstone CQP Holdco L.P.	07/02/14	3,500,000	3,570,000	3,527,265
ING Bank NV	06/30/14	66,400,000	66,339,023	66,380,147
Lloyds Bank plc	12/16/09	5,700,000	5,700,000	8,265,000
National Australia Bank, Ltd.	07/01/14	48,300,000	48,300,000	48,344,277

				269,533,618

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	4,942,850	BNP Paribas S.A.	07/02/14	$2,200,002	$37,088
BRL	92,403,719	JPMorgan Chase Bank N.A.	07/02/14	41,279,302	541,797
BRL	4,808,580	UBS AG, Stamford	07/02/14	2,140,000	36,320
BRL	97,346,569	UBS AG, Stamford	07/02/14	44,198,215	(140,026)
BRL	11,528,217	Deutsche Bank AG	08/04/14	5,194,763	(25,970)
BRL	50,608,207	Goldman Sachs Bank USA	08/04/14	22,792,383	(101,681)
BRL	9,751,430	UBS AG, Stamford	08/04/14	4,313,837	58,315
BRL	82,652,289	UBS AG, Stamford	08/04/14	36,251,003	806,987
CAD	4,657,000	JPMorgan Chase Bank N.A.	09/18/14	4,348,090	7,946
DKK	22,080,000	Barclays Bank plc	08/13/14	4,122,395	(66,242)
EUR	898,000	Barclays Bank plc	07/02/14	1,223,347	6,285
EUR	18,538,000	Barclays Bank plc	07/02/14	25,118,842	265,247
EUR	24,522,000	Barclays Bank plc	07/02/14	33,246,928	331,054
EUR	28,951,000	Barclays Bank plc	07/02/14	39,428,367	214,246
EUR	10,096,000	Credit Suisse International	07/02/14	13,705,320	119,136
EUR	25,265,000	Credit Suisse International	07/02/14	34,196,178	399,194
EUR	853,916,000	Credit Suisse International	07/02/14	1,164,826,815	4,440,609
EUR	1,010,000	Deutsche Bank AG	07/02/14	1,373,713	9,280
EUR	37,241,000	Deutsche Bank AG	07/02/14	50,498,796	495,316
EUR	1,028,000	UBS AG, Stamford	07/02/14	1,399,636	8,005
GBP	41,545,000	Deutsche Bank AG	07/02/14	70,605,728	494,377
JPY	8,552,800,000	JPMorgan Chase Bank N.A.	07/02/14	84,215,502	210,736
MXN	405,508,350	Goldman Sachs Bank USA	08/25/14	30,784,464	356,995
MXN	186,972,910	Goldman Sachs Bank USA	09/23/14	14,312,620	18,441
MXN	274,874,890	Goldman Sachs Bank USA	09/23/14	21,076,938	(8,384)

Contracts to Deliver
BRL	4,942,850	BNP Paribas S.A.	07/02/14	2,244,200	7,110
BRL	92,403,719	JPMorgan Chase Bank N.A.	07/02/14	41,954,015	132,916
BRL	92,403,719	UBS AG, Stamford	07/02/14	41,046,428	(774,671)
BRL	9,751,430	UBS AG, Stamford	07/02/14	4,353,317	(60,093)
BRL	62,136,424	Citibank N.A.	08/04/14	27,990,641	131,146
BRL	92,403,719	JPMorgan Chase Bank N.A.	08/04/14	40,903,795	(526,347)
BRL	86,150,511	UBS AG, Stamford	01/05/15	36,251,004	(804,653)
BRL	860,000	BNP Paribas S.A.	04/02/15	349,562	(12,246)
BRL	73,140,000	Credit Suisse International	04/02/15	29,687,056	(1,083,469)
BRL	53,000,000	JPMorgan Chase Bank N.A.	04/02/15	22,386,484	89,002
BRL	1,202,727	BNP Paribas S.A.	07/02/15	497,225	2,499
BRL	12,571,330	Deutsche Bank AG	07/02/15	5,194,764	23,718
BRL	55,225,944	Goldman Sachs Bank USA	07/02/15	22,792,383	75,940
CAD	99,083,000	Citibank N.A.	09/18/14	91,003,358	(1,676,282)
CAD	64,278,258	Citibank N.A.	02/10/15	58,679,366	(1,227,730)
EUR	200,000	BNP Paribas S.A.	07/01/14	253,000	(20,860)
EUR	4,957,000	BNP Paribas S.A.	07/02/14	6,709,285	(78,337)
EUR	5,267,000	Barclays Bank plc	07/02/14	7,146,447	(65,657)
EUR	5,200,000	Barclays Bank plc	07/02/14	7,035,367	(84,995)
EUR	1,697,000	Barclays Bank plc	07/02/14	2,310,526	(13,176)
EUR	957,693,000	Deutsche Bank AG	07/02/14	1,304,346,262	(7,023,038)
EUR	10,777,000	Deutsche Bank AG	07/02/14	14,678,026	(78,923)
EUR	11,444,000	UBS AG, Stamford	07/02/14	15,514,802	(155,470)
EUR	4,430,000	UBS AG, Stamford	07/02/14	6,058,424	(7,577)
EUR	200,000	BNP Paribas S.A.	08/01/14	253,120	(20,771)
EUR	58,428,000	Barclays Bank plc	08/05/14	79,803,714	(211,998)
EUR	853,916,000	Credit Suisse International	08/05/14	1,164,980,520	(4,436,486)
EUR	85,797,000	Goldman Sachs Bank USA	08/05/14	116,741,404	(755,482)
EUR	18,538,000	BNP Paribas S.A.	06/15/15	25,141,050	(288,432)
EUR	24,522,000	Barclays Bank plc	06/15/15	33,315,834	(322,194)
EUR	25,265,000	Credit Suisse International	06/15/15	34,263,130	(394,108)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	10,096,000	Credit Suisse International	06/15/15	$13,731,872	$(117,305)
EUR	37,241,000	Deutsche Bank AG	06/13/16	50,990,377	(458,731)
EUR	28,951,000	Barclays Bank plc	06/27/16	39,809,073	(198,533)
GBP	41,545,000	BNP Paribas S.A.	07/02/14	69,954,967	(1,145,138)
GBP	41,545,000	Deutsche Bank AG	08/05/14	70,587,780	(493,472)
JPY	462,400,000	Barclays Bank plc	07/02/14	4,534,340	(30,094)
JPY	8,090,400,000	JPMorgan Chase Bank N.A.	07/02/14	79,434,462	(427,341)
JPY	8,552,800,000	JPMorgan Chase Bank N.A.	08/05/14	84,234,495	(213,075)
MXN	20,470,000	BNP Paribas S.A.	07/23/14	1,572,635	(2,878)
MXN	603,042,060	BNP Paribas S.A.	07/24/14	46,202,685	(208,372)
MXN	1,338,919,055	BNP Paribas S.A.	09/25/14	102,210,409	(401,044)
MXN	2,225,000	Barclays Bank plc	09/25/14	169,845	(674)
MXN	456,268,293	BNP Paribas S.A.	12/24/14	34,630,055	(129,992)
TRY	4,718,480	JPMorgan Chase Bank N.A.	07/16/14	2,213,794	(6,403)

Net Unrealized Depreciation					$(14,978,645)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month Euribor	06/13/16	244	EUR	60,801,032	$21,866
3-Month Euribor	09/19/16	244	EUR	60,761,782	21,318
3-Month Euribor	12/19/16	244	EUR	60,720,519	23,526
3-Month Euribor	03/13/17	244	EUR	60,672,207	35,388
90 Day EuroDollar Futures	03/13/17	31	USD	7,572,955	7,707
90 Day EuroDollar Futures	09/14/15	9,824	USD	2,434,661,061	3,901,339
90 Day EuroDollar Futures	12/14/15	19,531	USD	4,835,291,295	1,804,992
90 Day EuroDollar Futures	03/14/16	8,815	USD	2,177,381,350	474,587
90 Day EuroDollar Futures	06/13/16	1,330	USD	327,623,826	88,174
90 Day EuroDollar Futures	09/19/16	518	USD	127,332,103	(53,028)
90 Day EuroDollar Futures	12/19/16	31	USD	7,590,380	6,557
U.S. Treasury Long Bond Futures	09/19/14	1,964	USD	268,013,801	1,422,449
U.S. Treasury Note 10 Year Futures	09/19/14	10,618	USD	1,325,173,164	3,901,804
U.S. Treasury Note 5 Year Futures	09/30/14	11,486	USD	1,373,356,788	(1,228,454)

Net Unrealized Appreciation					$10,428,225

Written Options

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(1,665)	$41,835
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(4,697)	132,383
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(11,718)	334,322
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(6,581)	219,169
Floor - OTC CPURNSA Index	218.011	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - [Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(6,884)	169,516

Totals						$(928,770)	$(31,545)	$897,225

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Interest Rate Swap	2.400%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	07/28/14	$(108,600,000)	$(682,053)	$(109)	$681,944
Call - OTC - 5-Year Interest Rate Swap	1.550%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	07/28/14	(68,900,000)	(177,418)	(26,940)	150,478
Call - OTC - 5-Year Interest Rate Swap	1.550%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	07/28/14	(88,500,000)	(212,400)	(34,604)	177,796
Put - OTC - 10-Year Interest Rate Swap	3.100%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/02/14	(50,700,000)	(405,600)	(38,887)	366,713
Call - OTC - 5-Year Interest Rate Swap	1.560%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	09/02/14	(90,700,000)	(163,260)	(86,165)	77,095
Call - OTC - 10-Year Interest Rate Swap	2.500%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	09/02/14	(50,700,000)	(141,960)	(136,231)	5,729
Put - OTC - 5-Year Interest Rate Swap	1.860%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	09/02/14	(90,700,000)	(1,333,290)	(349,014)	984,276

Totals							$(3,115,981)	$(671,950)	$2,444,031

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	10.630%	01/02/17	Goldman Sachs Bank USA	BRL	3,600,000	$(14,255)	$6,494	$(20,749)
Pay	1-Year BRL CDI	9.095%	01/02/17	Goldman Sachs Bank USA	BRL	5,400,000	(109,686)	—	(109,686)
Pay	3-Month BRL CDI	8.640%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	4,900,000	(111,457)	(5,659)	(105,798)
Pay	3-Month BRL CDI	8.900%	01/02/17	UBS AG, Stamford	BRL	12,700,000	(277,532)	(1,109)	(276,423)
Pay	28-Day MXN TIIE	5.600%	09/06/16	Barclays Bank plc	MXN	313,000,000	889,940	145,041	744,899
Pay	28-Day MXN TIIE	5.600%	09/06/16	Morgan Stanley Capital Services, LLC	MXN	37,200,000	105,769	7,444	98,325
Pay	28-Day MXN TIIE	5.500%	09/13/17	Barclays Bank plc	MXN	296,000,000	863,051	(179,911)	1,042,962
Pay	28-Day MXN TIIE	5.000%	09/13/17	Barclays Bank plc	MXN	4,900,000	8,523	(2,831)	11,354
Pay	28-Day MXN TIIE	5.500%	09/13/17	Morgan Stanley Capital Services, LLC	MXN	136,000,000	396,537	(63,908)	460,445
Pay	28-Day MXN TIIE	5.500%	06/11/18	Barclays Bank plc	MXN	5,700,000	15,715	(1,268)	16,983
Pay	28-Day MXN TIIE	5.250%	06/11/18	Barclays Bank plc	MXN	7,400,000	15,138	(4,794)	19,932
Pay	28-Day MXN TIIE	5.500%	06/11/18	Goldman Sachs Bank USA	MXN	25,200,000	69,478	(4,151)	73,629
Pay	28-Day MXN TIIE	5.250%	06/11/18	Goldman Sachs Bank USA	MXN	13,500,000	27,616	(8,510)	36,126
Pay	28-Day MXN TIIE	5.000%	06/11/18	JPMorgan Chase Bank N.A.	MXN	140,000,000	186,796	(211,683)	398,479
Pay	28-Day MXN TIIE	5.250%	06/11/18	JPMorgan Chase Bank N.A.	MXN	5,900,000	12,069	(2,042)	14,111
Pay	28-Day MXN TIIE	5.500%	06/11/18	JPMorgan Chase Bank N.A.	MXN	3,000,000	8,271	(185)	8,456
Pay	28-Day MXN TIIE	5.000%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	264,000,000	352,244	(428,178)	780,422
Pay	28-Day MXN TIIE	5.500%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	16,600,000	45,768	(3,381)	49,149
Pay	28-Day MXN TIIE	5.250%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	9,000,000	18,411	(4,910)	23,321

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.700%	01/18/19	Deutsche Bank AG	MXN	38,000,000	$113,173	$(15,644)	$128,817
Pay	28-Day MXN TIIE	5.700%	01/18/19	Goldman Sachs Bank USA	MXN	39,000,000	116,151	(11,158)	127,309
Pay	28-Day MXN TIIE	5.700%	01/18/19	JPMorgan Chase Bank N.A.	MXN	39,000,000	116,151	(13,119)	129,270
Pay	28-Day MXN TIIE	5.700%	01/18/19	Societe Generale Paris	MXN	116,000,000	345,474	(19,336)	364,810
Pay	28-Day MXN TIIE	6.350%	06/02/21	Morgan Stanley Capital Services, LLC	MXN	30,900,000	111,089	7,317	103,772
Pay	28-Day MXN TIIE	5.500%	09/02/22	Morgan Stanley Capital Services, LLC	MXN	700,000	(1,094)	(1,068)	(26)
Pay	28-Day MXN TIIE	5.750%	06/05/23	BNP Paribas S.A.	MXN	100,000	(90)	(128)	38
Pay	28-Day MXN TIIE	6.000%	06/05/23	Barclays Bank plc	MXN	200,000	98	(348)	446
Pay	28-Day MXN TIIE	5.750%	06/05/23	Barclays Bank plc	MXN	100,000	(90)	(287)	197
Pay	28-Day MXN TIIE	5.750%	06/05/23	Deutsche Bank AG	MXN	200,000	(180)	(337)	157
Pay	28-Day MXN TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	(180)	(486)	306
Pay	28-Day MXN TIIE	6.000%	06/05/23	JPMorgan Chase Bank N.A.	MXN	300,000	147	(1,099)	1,246
Pay	28-Day MXN TIIE	6.300%	04/26/24	UBS AG, Stamford	MXN	510,000,000	779,614	789,472	(9,858)

Totals							$4,082,659	$(29,762)	$4,112,421

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/16	USD	474,100,000	$294,758
Pay	3-Month USD-LIBOR	1.500%	12/16/16	USD	142,900,000	123,200
Pay	3-Month USD-LIBOR	1.750%	06/15/17	USD	729,400,000	(327,841)
Pay	3-Month USD-LIBOR	3.000%	09/21/17	USD	1,639,400,000	2,829,706
Receive	3-Month USD-LIBOR	2.750%	06/18/24	USD	52,000,000	(336,212)
Pay	3-Month USD-LIBOR	4.000%	06/19/24	USD	63,200,000	(154,863)
Receive	3-Month USD-LIBOR	4.250%	06/15/41	USD	335,900,000	38,833,055
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	167,400,000	8,478,544
Pay	1-Day USD Federal Funds Rate Compounded-OIS	1.000%	10/15/17	USD	417,900,000	(3,074,149)
Pay	28-Day MXN TIIE	6.300%	04/26/24	MXN	760,000,000	30,453

Total						$46,696,651

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Unrealized Appreciation
Markit CDX North America Investment Grade, Series 22	1.000%	06/20/19	0.609%	USD	83,000,000	$326,404

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/13	1.000%	03/20/15	Goldman Sachs International	0.074%	USD	3,100,000	$20,932	$(54,777)	$75,709
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	06/20/15	Citibank N.A.	0.320%	USD	11,700,000	78,161	(327,293)	405,454
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	06/20/15	Deutsche Bank AG	0.320%	USD	6,100,000	40,751	(66,949)	107,700

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	06/20/15	JPMorgan Chase Bank N.A.	0.320%	USD	12,700,000	$84,842	$(139,386)	$224,228
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	09/20/15	Citibank N.A.	0.355%	USD	1,200,000	9,550	(18,832)	28,382
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	09/20/15	JPMorgan Chase Bank N.A.	0.355%	USD	4,100,000	32,629	(41,229)	73,858
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	09/21/15	UBS AG, Stamford	0.355%	USD	1,600,000	12,733	(15,139)	27,872
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.454%	USD	37,100,000	300,296	(214,047)	514,343
Brazilian Government International Bond 12.250%, due 3/6/30	1.000%	06/20/16	Deutsche Bank AG	0.577%	USD	3,500,000	29,281	(11,731)	41,012
Brazilian Government International Bond 12.250%, due 03/06/30	1.000%	03/20/19	Deutsche Bank AG	1.316%	USD	1,100,000	(15,730)	(47,059)	31,329
China Government International Bond 4.750%, due 10/29/13	1.000%	03/20/15	Deutsche Bank AG	0.123%	USD	2,000,000	12,786	11,410	1,376
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/16	Barclays Bank plc	0.299%	USD	3,500,000	60,861	62,970	(2,109)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/16	Barclays Bank plc	0.299%	USD	3,300,000	57,384	68,668	(11,284)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/16	Deutsche Bank AG	0.299%	USD	3,100,000	53,906	60,395	(6,489)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/16	Deutsche Bank AG	0.299%	USD	3,100,000	53,906	61,254	(7,348)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Barclays Bank plc	0.623%	USD	800,000	13,170	7,830	5,340
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Citibank N.A.	0.623%	USD	2,200,000	36,219	20,448	15,771
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	09/20/15	Deutsche Bank AG	0.204%	USD	3,500,000	34,390	43,236	(8,846)
General Electric Capital Corp. 5.625%, due 9/15/17	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.221%	USD	6,500,000	75,176	(127,348)	202,524
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Barclays Bank plc	0.669%	USD	2,200,000	21,469	8,305	13,164
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Citibank N.A.	0.669%	USD	1,400,000	13,662	8,209	5,453
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Goldman Sachs International	0.669%	USD	1,300,000	12,686	7,405	5,281
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/17	Morgan Stanley Capital Services, LLC	0.669%	USD	2,200,000	21,469	7,617	13,852
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Barclays Bank plc	0.919%	USD	3,500,000	13,459	(22,112)	35,571
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Barclays Bank plc	0.919%	USD	3,500,000	13,459	(23,803)	37,262
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Deutsche Bank AG	0.919%	USD	1,200,000	4,615	(8,723)	13,338
Italy Government International Bond 6.875%, due 9/27/23	1.000%	06/20/19	Goldman Sachs International	0.919%	USD	8,700,000	33,455	(39,667)	73,122
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/15	Citibank N.A.	0.115%	USD	3,100,000	19,990	(71,176)	91,166
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/15	Deutsche Bank AG	0.115%	USD	1,400,000	9,028	(32,144)	41,172
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	Citibank N.A.	0.147%	USD	1,900,000	20,025	(28,651)	48,676
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/15	UBS AG, Stamford	0.147%	USD	600,000	6,324	(8,488)	14,812

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Barclays Bank plc	0.200%	USD	10,800,000	$149,875	$(82,990)	$232,865
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	03/20/16	Citibank N.A.	0.200%	USD	6,900,000	95,754	(125,166)	220,920
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	03/20/16	Deutsche Bank AG	0.200%	USD	19,600,000	271,995	(143,793)	415,788
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	06/20/16	Citibank N.A.	0.217%	USD	10,000,000	155,580	(21,564)	177,144
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Goldman Sachs International	0.230%	USD	4,600,000	79,251	(21,933)	101,184
Mexico Government International Bond 5.950% due 3/19/19	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.230%	USD	2,000,000	34,457	11,531	22,926
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.230%	USD	9,400,000	161,948	(40,540)	202,488
Mexico Government International Bond 7.500%, due 4/8/33	1.000%	09/20/16	UBS AG, Stamford	0.230%	USD	4,100,000	70,637	(17,990)	88,627
Mexico Government International Bond 5.950%, due 3/19/19	1.000%	12/20/16	Citibank N.A.	0.262%	USD	5,000,000	91,578	65,986	25,592
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.262%	USD	1,200,000	21,979	16,197	5,782
Mexico Government International Bond 5.950% due 3/19/19	1.000%	06/20/17	Goldman Sachs International	0.311%	USD	2,900,000	59,360	(12,796)	72,156
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Citibank N.A.	0.545%	USD	700,000	13,971	(1,033)	15,004
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	Goldman Sachs International	0.545%	USD	2,800,000	55,886	(6,879)	62,765
Mexico Government International Bond 5.950% due 3/19/19	1.000%	12/20/18	JPMorgan Chase Bank N.A.	0.545%	USD	700,000	13,971	(1,118)	15,089
Republic of Indonesia 6.750%, due 3/10/14	1.000%	09/20/15	Citibank N.A.	0.366%	USD	1,400,000	10,936	(31,728)	42,664
Republic of Indonesia 7.250% due 4/20/15	1.000%	06/20/16	Barclays Bank plc	0.609%	USD	5,600,000	43,318	(89,360)	132,678
Republic of Indonesia 7.250% due 4/20/15	1.000%	06/20/16	Barclays Bank plc	0.609%	USD	5,000,000	38,676	(78,629)	117,305
Republic of Indonesia 6.750% due 3/10/14	1.000%	06/20/16	Citibank N.A.	0.609%	USD	4,200,000	32,488	(77,852)	110,340
Republic of Indonesia 6.750% due 3/10/14	1.000%	06/20/16	Citibank N.A.	0.609%	USD	1,700,000	13,150	(32,306)	45,456
Republic of Indonesia 7.250%, due 4/20/15	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.653%	USD	5,900,000	45,466	(87,543)	133,009
Republic of Indonesia 7.250%, due 4/20/15	1.000%	09/20/16	UBS AG, Stamford	0.653%	USD	2,600,000	20,036	(41,034)	61,070
Russian Federation 7.500%, due 3/31/30	1.000%	03/20/19	BNP Paribas S.A.	1.662%	USD	10,900,000	(322,735)	(787,250)	464,515
Russian Federation 7.500%, due 3/31/30	1.000%	03/20/19	Barclays Bank plc	1.662%	USD	9,200,000	(272,400)	(664,468)	392,068
Russian Federation 7.500%, due 03/31/30	1.000%	03/20/19	Citibank N.A.	1.662%	USD	6,700,000	(198,378)	(511,648)	313,270
Russian Federation 7.500%, due 3/31/30	1.000%	03/20/19	Deutsche Bank AG	1.662%	USD	2,600,000	(76,983)	(195,608)	118,625
Russian Foreign Bond 7.500%, due 3/31/30	1.000%	06/20/19	JPMorgan Chase Bank N.A.	1.717%	USD	1,200,000	(40,288)	(69,247)	28,959
Russian Foreign Bond 7.500%, due 3/31/30	1.000%	06/20/19	Morgan Stanley Capital Services, LLC	1.717%	USD	100,000	(3,357)	(5,680)	2,323
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	09/20/15	UBS AG, Stamford	0.063%	EUR	31,800,000	100,652	(477,132)	577,784

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 4.875%, due 8/15/16	0.250%	03/20/16	BNP Paribas S.A.	0.081%	EUR	21,500,000	$86,519	$(303,267)	$389,786

Totals							$1,934,226	$(4,765,647)	$6,699,873

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Markit CDX North America Investment Grade, Series 9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.111%	USD	1,928,998	$29,419	$—	$29,419
Markit CMBX North America AAA, Series 4	0.350%	02/17/51	Deutsche Bank AG	0.000%	USD	1,466,716	(8,159)	(39,432)	31,273
Markit CMBX North America AAA, Series 4	0.350%	02/17/51	Goldman Sachs International	0.000%	USD	2,053,403	(11,422)	(53,922)	42,500

Totals							$9,838	$(93,354)	$103,192

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(DKK)—	Danish Krone
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(OIS)—	Overnight Index Swap
(TRY)—	Turkish Lira
(TIIE)—	Tasa de Interès Interbancaria de Equilibio
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,969,563,124	$—	$2,969,563,124
Total Corporate Bonds & Notes*	—	2,000,617,008	—	2,000,617,008
Total Foreign Government*	—	1,853,303,572	—	1,853,303,572
Total Asset-Backed Securities*	—	423,386,699	—	423,386,699
Total Mortgage-Backed Securities*	—	411,794,766	—	411,794,766
Total Municipals	—	314,875,016	—	314,875,016
Total Convertible Bonds*	—	50,623,206	—	50,623,206
Total Convertible Preferred Stock*	44,857,300	—	—	44,857,300
Total Preferred Stock*	30,870,840	—	—	30,870,840
Total Floating Rate Loans*	—	20,281,523	—	20,281,523
Short-Term Investments
Discount Notes	—	54,095,002	—	54,095,002
U.S. Treasury	—	1,559,563	—	1,559,563
Commercial Paper	—	210,855,731	—	210,855,731
Repurchase Agreements	—	471,774,453	—	471,774,453
Certificate of Deposit	—	180,600,000	—	180,600,000
Total Short-Term Investments	—	918,884,749	—	918,884,749
Total Investments	$75,728,140	$8,963,329,663	$—	$9,039,057,803

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$9,319,705	$—	$9,319,705
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(24,298,350)	—	(24,298,350)
Total Forward Contracts	$—	$(14,978,645)	$—	$(14,978,645)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$11,709,707	$—	$—	$11,709,707
Futures Contracts (Unrealized Depreciation)	(1,281,482)	—	—	(1,281,482)
Total Futures Contracts	$10,428,225	$—	$—	$10,428,225
Written Options
Inflation Capped Options at Value	$—	$(31,545)	$—	$(31,545)
Interest Rate Swaptions at Value	—	(671,950)	—	(671,950)
Total Written Options	$—	$(703,495)	$—	$(703,495)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$50,916,120	$—	$50,916,120
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,893,065)	—	(3,893,065)
Total Centrally Cleared Swap Contracts	$—	$47,023,055	$—	$47,023,055

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$7,490,739	$—	$7,490,739
OTC Swap Contracts at Value (Liabilities)	—	(1,464,016)	—	(1,464,016)
Total OTC Swap Contracts	$—	$6,026,723	$—	$6,026,723

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$9,039,057,803
Cash	5,105,722
Cash denominated in foreign currencies (b)	31,326,528
Cash collateral (c)	178,000
OTC swap contracts at market value (d)	7,490,739
Unrealized appreciation on forward foreign currency exchange contracts	9,319,705
Receivable for:
Investments sold	273,496,546
TBA securities sold	58,733,750
Open swap contracts cash collateral	290,000
Fund shares sold	839,818
Interest	62,236,967
Variation margin on futures contracts	4,400,974
Interest on OTC swap contracts	491,291
Other assets	345,798

Total Assets	9,493,313,641
Liabilities
Written options at value (e)	703,495
OTC swap contracts at market value (f)	1,464,016
Cash collateral (g)	8,797,000
Unrealized depreciation on forward foreign currency exchange contracts	24,298,350
Payables for:
Investments purchased	257,443,496
TBA securities purchased	606,811,555
Open OTC swap contracts cash collateral	3,500,000
Fund shares redeemed	5,465,492
Variation margin on swap contracts	1,916,956
Interest on OTC swap contracts	242,927
Accrued expenses:
Management fees	3,369,527
Distribution and service fees	839,053
Deferred trustees’ fees	58,994
Other expenses	913,146

Total Liabilities	915,824,007

Net Assets	$8,577,489,634

Net assets consist of:
Paid in surplus	$8,292,967,109
Undistributed net investment income	82,205,710
Accumulated net realized loss	(63,396,764)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	265,713,579

Net Assets	$8,577,489,634

Net Assets
Class A	$4,466,831,676
Class B	4,049,762,148
Class E	60,895,810
Capital Shares Outstanding*
Class A	374,123,170
Class B	344,485,447
Class E	5,138,889
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.94
Class B	11.76
Class E	11.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,829,056,320.
(b)	Identified cost of cash denominated in foreign currencies was $31,300,176.
(c)	Includes collateral of $6,000 for futures contracts and $172,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $2,511,869.
(e)	Premiums received on written options were $4,044,751.
(f)	Net premium received on OTC swap contracts was $2,376,894.
(g)	Includes collateral of $3,810,000 for OTC swap contracts and forward foreign currency contracts, $1,920,000 for centrally cleared swap contracts and $3,067,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$2,534,095
Interest	96,381,373

Total investment income	98,915,468

Expenses
Management fees	20,497,538
Administration fees	99,930
Custodian and accounting fees	763,237
Distribution and service fees—Class B	5,088,382
Distribution and service fees—Class E	46,733
Audit and tax services	56,443
Legal	15,671
Trustees’ fees and expenses	22,085
Shareholder reporting	191,209
Insurance	29,179
Miscellaneous	29,334

Total expenses	26,839,741

Net Investment Income	72,075,727

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	21,117,822
Futures contracts	18,493,912
Written options	9,447,064
Swap contracts	(9,065,819)
Foreign currency transactions	107,439

Net realized gain	40,100,418

Net change in unrealized appreciation (depreciation) on:
Investments	167,269,118
Futures contracts	30,854,108
Written options	(284,473)
Swap contracts	(43,715,831)
Foreign currency transactions	(244,308)

Net change in unrealized appreciation	153,878,614

Net realized and unrealized gain	193,979,032

Net Increase in Net Assets From Operations	$266,054,759

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$72,075,727	$145,139,469
Net realized gain (loss)	40,100,418	(13,049,859)
Net change in unrealized appreciation (depreciation)	153,878,614	(295,005,004)

Increase (decrease) in net assets from operations	266,054,759	(162,915,394)

From Distributions to Shareholders
Net investment income
Class A	(113,343,451)	(188,927,907)
Class B	(93,757,690)	(187,898,207)
Class E	(1,475,047)	(3,143,930)
Net realized capital gains
Class A	0	(82,935,566)
Class B	0	(87,419,822)
Class E	0	(1,435,014)

Total distributions	(208,576,188)	(551,760,446)

Decrease in net assets from capital share transactions	(136,102,012)	(387,471,910)

Total decrease in net assets	(78,623,441)	(1,102,147,750)

Net Assets
Beginning of period	8,656,113,075	9,758,260,825

End of period	$8,577,489,634	$8,656,113,075

Undistributed net investment income
End of period	$82,205,710	$218,706,171

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	14,495,037	$171,545,030	31,368,544	$382,765,466
Reinvestments	9,621,685	113,343,451	22,283,891	271,863,473
Redemptions	(22,555,798)	(267,296,505)	(74,095,563)	(940,755,909)

Net increase (decrease)	1,560,924	$17,591,976	(20,443,128)	$(286,126,970)

Class B
Sales	7,261,791	$85,374,289	28,480,356	$344,219,656
Reinvestments	8,075,598	93,757,690	22,904,994	275,318,029
Redemptions	(27,925,858)	(328,550,473)	(59,841,603)	(713,042,429)

Net decrease	(12,588,469)	$(149,418,494)	(8,456,253)	$(93,504,744)

Class E
Sales	56,345	$667,504	188,927	$2,306,266
Reinvestments	126,072	1,475,047	378,113	4,578,944
Redemptions	(540,989)	(6,418,045)	(1,226,055)	(14,725,406)

Net decrease	(358,572)	$(4,275,494)	(659,015)	$(7,840,196)

Decrease derived from capital shares transactions		$(136,102,012)		$(387,471,910)

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.87		$12.86	$12.14	$12.47	$12.02	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.21	0.25	0.30	0.28	0.45
Net realized and unrealized gain (loss) on investments	0.27		(0.41)	0.89	0.12	0.71	1.47

Total from investment operations	0.38		(0.20)	1.14	0.42	0.99	1.92

Less Distributions
Distributions from net investment income	(0.31)		(0.55)	(0.42)	(0.36)	(0.47)	(0.96)
Distributions from net realized capital gains	0.00		(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.31)		(0.79)	(0.42)	(0.75)	(0.54)	(1.50)

Net Asset Value, End of Period	$11.94		$11.87	$12.86	$12.14	$12.47	$12.02

Total Return (%) (b)	3.19	(c)	(1.72)	9.56	3.42	8.41	18.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	(d)	0.51	0.51	0.51	0.51	0.52
Ratio of expenses to average net assets excluding interest expense (%)	0.51	(d)	0.51	0.51	0.51	0.51	0.52
Ratio of net investment income to average net assets (%)	1.81	(d)	1.73	1.97	2.47	2.31	3.93
Portfolio turnover rate (%)	175	(c)(f)	352 (f)	424 (f)	516	714	633
Net assets, end of period (in millions)	$4,466.8		$4,422.4	$5,052.8	$5,249.4	$5,543.8	$4,095.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.68		$12.66	$11.96	$12.30	$11.87	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.18	0.21	0.27	0.25	0.42
Net realized and unrealized gain (loss) on investments	0.26		(0.40)	0.88	0.11	0.70	1.45

Total from investment operations	0.35		(0.22)	1.09	0.38	0.95	1.87

Less Distributions
Distributions from net investment income	(0.27)		(0.52)	(0.39)	(0.33)	(0.45)	(0.93)
Distributions from net realized capital gains	0.00		(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.27)		(0.76)	(0.39)	(0.72)	(0.52)	(1.47)

Net Asset Value, End of Period	$11.76		$11.68	$12.66	$11.96	$12.30	$11.87

Total Return (%)(b)	3.05	(c)	(1.92)	9.27	3.17	8.17	18.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.76	0.76	0.76	0.77
Ratio of expenses to average net assets excluding interest expense (%)	0.76	(d)	0.76	0.76	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.55	(d)	1.49	1.72	2.23	2.06	3.64
Portfolio turnover rate (%)	175	(c)(f)	352 (f)	424 (f)	516	714	633
Net assets, end of period (in millions)	$4,049.8		$4,169.0	$4,626.9	$4,436.1	$3,958.7	$2,849.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.77		$12.75	$12.05	$12.37	$11.93	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.23	0.28	0.27	0.44
Net realized and unrealized gain (loss) on investments	0.26		(0.40)	0.86	0.13	0.69	1.44

Total from investment operations	0.36		(0.21)	1.09	0.41	0.96	1.88

Less Distributions
Distributions from net investment income	(0.28)		(0.53)	(0.39)	(0.34)	(0.45)	(0.93)
Distributions from net realized capital gains	0.00		(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.28)		(0.77)	(0.39)	(0.73)	(0.52)	(1.47)

Net Asset Value, End of Period	$11.85		$11.77	$12.75	$12.05	$12.37	$11.93

Total Return (%) (b)	3.12	(c)	(1.82)	9.27	3.37	8.24	18.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(d)	0.66	0.66	0.66	0.66	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	(d)	0.66	0.66	0.66	0.66	0.67
Ratio of net investment income to average net assets (%)	1.64	(d)	1.59	1.82	2.31	2.17	3.82
Portfolio turnover rate (%)	175	(c)(f)	352 (f)	424 (f)	516	714	633
Net assets, end of period (in millions)	$60.9		$64.7	$78.5	$83.2	$118.5	$110.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 76%, 140% and 183% for the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, paydown transactions, treasury rolls and foreign currency tax expense reclass. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $471,774,453, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

June 30, 2014, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio had an outstanding secured borrowing transaction balance for 114 days. For the six months ended June 30, 2014, the Portfolio’s average amount of borrowings was $93,619,417 and the weighted average interest rate was (0.61)% during the 114 day period. At June 30, 2014, the Portfolio had no outstanding borrowings.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

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Notes to Financial Statements—June 30, 2014—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$4,597,223	OTC swap contracts at market value (a)	$514,564
	Unrealized appreciation on centrally cleared swap contracts * (b)	50,589,716	Unrealized depreciation on centrally cleared swap contracts* (b)	3,893,065
	Unrealized appreciation on futures contracts ** (b)	11,709,707	Unrealized depreciation on futures contracts** (b)	1,281,482
			Written options at value	703,495
Credit	OTC swap contracts at market value (a)	2,893,516	OTC swap contracts at market value (a)	949,452
	Unrealized appreciation on centrally cleared swap contracts * (b)	326,404
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	9,319,705	Unrealized depreciation on forward foreign currency exchange contracts	24,298,350

Total		$79,436,271		$31,640,408

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes OTC swap interest receivable of $491,291 and OTC swap interest payable of $242,927.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$3,020,968	$(1,266,053)	$(1,740,000)	$14,915
BNP Paribas S.A.	133,216	(133,216)	—	—
Citibank N.A.	722,210	(722,210)	—	—
Credit Suisse International	4,958,939	(4,958,939)	—	—
Deutsche Bank AG	1,646,522	(1,646,522)	—	—
Goldman Sachs Bank USA	664,621	(664,621)	—	—
Goldman Sachs International	261,570	(11,422)	(250,148)	—
JPMorgan Chase Bank N.A.	1,523,128	(1,523,128)	—	—
Morgan Stanley Capital Services, LLC	1,634,173	(325,739)	(1,308,434)	—
Societe Generale Paris	345,474	—	(160,000)	185,474
UBS AG, Stamford	1,899,623	(1,899,623)	—	—

	$16,810,444	$(13,151,473)	$(3,458,582)	$200,389

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,266,053	$(1,266,053)	$—	$—
BNP Paribas S.A.	2,630,895	(133,216)	(1,559,563)	938,116
Citibank N.A.	3,125,386	(722,210)	(2,403,176)	—
Credit Suisse International	6,031,368	(4,958,939)	(1,051,273)	21,156
Deutsche Bank AG	8,189,735	(1,646,522)	(1,807,181)	4,736,032
Goldman Sachs Bank USA	989,668	(664,621)	—	325,047
Goldman Sachs International	11,422	(11,422)	—	—
JPMorgan Chase Bank N.A.	1,675,573	(1,523,128)	(152,445)	—
Morgan Stanley Capital Services, LLC	325,739	(325,739)	—	—
UBS AG, Stamford	2,220,022	(1,899,623)	(320,399)	—

	$26,465,861	$(13,151,473)	$(7,294,037)	$6,020,351

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-41

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,066,139)	$(2,066,139)
Futures contracts	18,493,912	—	—	18,493,912
Swap contracts	(11,109,268)	2,043,449	—	(9,065,819)
Written options	9,310,638	136,426	—	9,447,064

	$16,695,282	$2,179,875	$(2,066,139)	$16,809,018

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$20,218	$20,218
Futures contracts	30,854,108	—	—	30,854,108
Swap contracts	(46,642,397)	2,926,566	—	(43,715,831)
Written options	(256,513)	(27,960)	—	(284,473)

	$(16,044,802)	$2,898,606	$20,218	$(13,125,978)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$3,420,708,956
Futures contracts long	11,475,508,926
Futures contracts short	(36,903,492)
Swap contracts	4,533,752,028
Written options	(1,220,878,663)

‡	Averages are based on activity levels during the period.

Written Options

The Portfolio transactions in written options during the six months June 30, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	717,700,000	–	1,441,459
Options written	647,700,000	233	1,743,654
Options exercised	(162,100,000)	(233)	(655,377)
Options expired	(904,500,000)	–	(1,834,698)

Options outstanding June 30, 2014	298,800,000	–	695,038

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	1,153,500,000	724	6,461,553
Options written	503,800,000	233	4,503,774
Options bought back	(25,400,000)	–	(36,363)
Options expired	(1,285,600,000)	(957)	(7,579,251)

Options outstanding June 30, 2014	346,300,000	–	3,349,713

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-42

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$11,961,322,286	$2,943,295,571	$15,900,984,266	$682,009,949

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$9,185,727,836	$10,140,306,485

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$20,497,538	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$472,507,003	$327,861,594	$79,253,443	$—	$551,760,446	$327,861,594

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$207,855,344	$—	$116,062,513	$—	$(96,820,016)	$227,097,841

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio had post-enactment accumulated short-term capital losses of $96,820,016.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-45

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Pioneer Fund Portfolio returned 6.71% and 6.58%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 7.14%.

MARKET ENVIRONMENT / CONDITIONS

Severe winter weather put a crimp on the U.S. economy in the first quarter, but the economy appeared to improve during the second quarter. The global economic outlook at mid-year was somewhat brighter than at the start of the year, but geopolitical tensions and risks have risen, with the Ukraine and the self-declared caliphate in the Middle East notably troubling developments.

Although the Federal Reserve (the “Fed”) began “tapering” its quantitative easing program at the beginning of 2014, bond yields declined in both the first and second quarters, with the yield on 10-year Treasury bonds falling from 3.0% to 2.5% over the six months. Investor appetite for yield trumped economic caution: corporate bonds outperformed similar-maturity treasuries as credit spreads narrowed further. For the six months, the Barclays U.S. Universal Bond Index returned 4.2% and the Bank of America Merrill Lynch High Yield Index returned 5.6%.

Global equity markets were generally up slightly in the first quarter and up more strongly in the second. For the six-month period, the MSCI All Country World ex-U.S. Index returned 5.9% and the S&P 500 Index—our benchmark—returned 7.1%.

The S&P 500’s Utilities sector led all index sectors with a 19% return, followed (at a distance) by Energy (up 13%) and Health Care (up 11%). Utilities benefited from slow economic growth, falling bond yields, and confidence that the Fed would keep rates low. Energy Services firms led the Energy sector higher despite Exxon Mobil returning less than 1%. Strength in Health Care was widespread; businesses appear to have successfully positioned themselves to benefit from the Affordable Care Act.

The Consumer Discretionary sector (up less than 1%) was the S&P 500’s weakest sector, pulled down by retailers; Amazon’s -19% return was a notable drag on the sector. Telecom Services and Industrials (each up 4%) were also relatively weak; General Electric (-5%) was a notable drag on the Industrial sector.

All other sectors earned between 5 and 9%. Of special note was the divergence within the Financials (up 5%) sector; where money center banks posted negative returns while the real estate investment trust (“REIT”) group returned 16%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Security selection in the Information Technology sector and an underweight of the Utilities sector were the primary reasons first-half performance lagged that of the benchmark index; security selection in Energy and Materials also detracted from benchmark-relative results.

The primary cause of below-benchmark returns in the Information Technology sector was disappointing security selection results among semiconductor stocks. We had emphasized specialized chipmakers like Xilinx, ASML (Netherlands), and Analog Devices; each posted positive returns, but significantly lagged Intel (up 21%) and the benchmark industry group.

Our underweight of the Utilities sector was based on valuations: other than their dividend yields, most looked relatively unattractive. With an accommodative Fed, declining bond yields, and fears of a market correction influencing investors, though, this underweight was a drag on benchmark-relative returns.

The largest drag on performance in the Energy sector was Cabot Oil & Gas (down 12% even as the index sector returned 13%). Cabot’s weakness appears to be primarily due to insufficient pipeline capacity in the Marcellus shale region, hampering the firm’s ability to get gas to the market: we expect the stock to rebound as this problem is addressed, and believe the value of the company’s assets justifies a patient approach. A second drag was a bias toward refiners over producers, which was not rewarded in the first half of 2014. Results in the Materials sector were pulled down by security selection in the Chemicals industry, where Airgas declined 2% while the benchmark industry gained almost 10%. At period end we maintained a positive longer-term view on Airgas.

While sector weights were, in the aggregate, a drag on benchmark-relative results, stock selection added value overall, with our best results coming in the Consumer Staples sector; selection in the Consumer Discretionary, Industrials, and Health Care sectors also helping.

In Consumer Staples, drugstore chain Walgreen, a standout performer in 2013, continued to outperform, returning 30% in the first half of 2014, boosted by strong business results and investor enthusiasm over its combination with Alliance Boots, Europe’s largest drug retailer.

Results in the Consumer Discretionary sector were mixed, but positive on balance. Results were boosted by avoiding Amazon (down 19%) due to its valuation, but off-price retailers TJX and Ross Stores were notable drags, limiting overall results.

Above-benchmark results in the Industrials sector reflected our emphasis on railroads (notably Union Pacific, up 20%) and machinery companies, most notably heavy engine maker Cummins (up 10%). The Portfolio’s Health Care sector returns were boosted by Covidien, which returned 35% as it agreed to be taken over, and by Smith & Nephew (U.K.), up 26% on speculation it would be a takeover target. The acquisition of Covidien is only the latest in a string of acquisitions of Portfolio companies (not just in the Health Care sector). We generally view such actions as affirmation of the value we saw in the stock of the company being acquired—we are happy to be invested in the acquired company more often than the acquiring company.

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

In the Consumer Discretionary sector, we eliminated positions in retailer Target, luxury goods maker Coach, and cable company Comcast based on fundamental concerns. Target and Coach have not been executing well; Comcast’s merger/acquisition with/of Time Warner poses significant integration challenges. We invested in CBS, which appeared undervalued and likely to prevail over Aero in a critical lawsuit, removing a cloud of uncertainty over the business. In the Consumer Staples sector, we took advantage of a price dip to invest in baby food (infant nutrition) producer Mead Johnson Nutrition, a high quality company with particularly strong Asian growth prospects. In the Energy sector, we eliminated a position in Chevron based on relative value.

In the Financials sector, we eliminated our position in Citigroup and invested in Regions Financial and State Street. We lack confidence in Citi’s business model and prefer to invest in companies we understand better and in which we have more confidence. We invested in Regions Financial as we continued to build our exposure to commercial banks, a group we expect to benefit from a strengthening U.S. economy. We also invested in State Street, a “trust bank” which specializes in back office functions and asset management, rather than lending. This is a firm we have owned in the past; we had sold it because of concerns about a deteriorating business environment. With the business backdrop improved, and with valuations appearing attractive, we are purchased the stock again.

In the Health Care sector, the Portfolio sold Covidien after its merger was announced and took profits in biotech company Amgen, feeling its long-term growth prospects were limited by its drug pipeline. We invested in pharmaceuticals company Roche (we have owned Roche in the past and felt this was a good time to buy it again). We also bought shares in health insurer and health care provider Humana, expanding our roster of companies benefiting from the Affordable Care Act.

In the Industrials sector, we initiated a position in post-bankruptcy American Airlines. The airline industry has historically been a difficult environment for long-term investment, as destructive competition led to poor returns on capital. More recently, though, a relatively stable oligopoly appears to have emerged in the U.S. airline industry, and the industry is exercising enough capital spending restraint to keep load factors and profits high. We will be alert for signs of a return of profit pressures if fuel costs rise, but at period end found the investment opportunity appealing.

In the Information Technology sector, we sold MasterCard based on valuation and took profits in Oracle: we are concerned about the sustainability Oracle’s profit margins as the firm moves toward a licensing-based business model. In the Materials sector, we eliminated a position in International Paper based on fundamentals (product price trends appear unfavorable). The pace of corporate restructurings and spin-offs has been heating up along with M&A activity. We received new shares in two newly-independent businesses in the second quarter. National Oilwell Varco spun off its industrial supplies distribution business as an independent public company, NOW, and we received shares in magazine publisher Time from Time Warner.

As of June 30, sector weights were close to those of the S&P 500 Index, with modest overweights in the Health Care and Consumer Staples sectors and modest underweights in Information Technology and Utilities.

John A. Carey

Walter Hunnewell Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	6.71	24.57	16.29	7.39	—
Class B	6.58	24.25	15.98	—	17.08
S&P 500 Index	7.14	24.61	18.83	7.78	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A and Class B shares are 2/4/1994 and 4/28/2009, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Wells Fargo & Co.	2.4
Hershey Co. (The)	2.3
Microsoft Corp.	2.2
Apple, Inc.	2.1
Walgreen Co.	2.1
Johnson & Johnson	1.9
PNC Financial Services Group, Inc. (The)	1.9
United Technologies Corp.	1.8
Walt Disney Co. (The)	1.7
C.R. Bard, Inc.	1.7

Top Sectors

% of Net Assets
Health Care	16.9
Financials	16.7
Information Technology	15.5
Consumer Discretionary	12.5
Consumer Staples	12.2
Industrials	11.5
Energy	9.7
Materials	2.7
Utilities	0.9
Telecommunication Services	0.7

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.67%	$1,000.00	$1,067.10	$3.43
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,065.80	$4.71
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
United Technologies Corp.	75,813	$8,752,611

Airlines—0.4%
American Airlines Group, Inc. (a)	47,056	2,021,526

Auto Components—1.4%
BorgWarner, Inc.	45,814	2,986,615
Johnson Controls, Inc.	80,228	4,005,784

		6,992,399

Automobiles—1.2%
Ford Motor Co.	348,165	6,002,365

Banks—9.2%
Bank of America Corp.	190,594	2,929,430
BB&T Corp.	92,600	3,651,218
Canadian Imperial Bank of Commerce (b)	20,107	1,829,335
JPMorgan Chase & Co.	53,021	3,055,070
KeyCorp	368,803	5,284,947
PNC Financial Services Group, Inc. (The)	103,370	9,205,099
Regions Financial Corp.	92,291	980,130
U.S. Bancorp	147,469	6,388,357
Wells Fargo & Co.	229,779	12,077,184

		45,400,770

Beverages—0.9%
Coca-Cola Enterprises, Inc.	30,928	1,477,740
Dr Pepper Snapple Group, Inc.	31,604	1,851,362
PepsiCo, Inc.	11,545	1,031,430

		4,360,532

Biotechnology—1.5%
Celgene Corp. (a)	37,942	3,258,459
Gilead Sciences, Inc. (a)	49,242	4,082,654

		7,341,113

Building Products—0.3%
Allegion plc	24,886	1,410,538

Capital Markets—2.9%
Franklin Resources, Inc.	69,681	4,030,349
Invesco, Ltd.	64,418	2,431,780
Morgan Stanley	48,500	1,568,005
State Street Corp.	45,021	3,028,112
T. Rowe Price Group, Inc.	38,027	3,209,859

		14,268,105

Chemicals—2.7%
Airgas, Inc.	37,152	4,046,224
Ecolab, Inc.	51,199	5,700,497
Monsanto Co.	17,104	2,133,553
Mosaic Co. (The)	30,968	1,531,368

		13,411,642

Communications Equipment—0.9%
F5 Networks, Inc. (a)	22,745	$2,534,703
Motorola Solutions, Inc.	26,057	1,734,614

		4,269,317

Consumer Finance—1.5%
American Express Co.	35,964	3,411,905
Discover Financial Services	62,082	3,847,842

		7,259,747

Diversified Telecommunication Services—0.7%
Verizon Communications, Inc.	69,665	3,408,708

Electric Utilities—0.9%
American Electric Power Co., Inc.	37,873	2,112,177
Southern Co. (The)	55,400	2,514,052

		4,626,229

Electrical Equipment—0.9%
Eaton Corp. plc	31,232	2,410,486
Rockwell Automation, Inc.	14,944	1,870,391

		4,280,877

Energy Equipment & Services—3.4%
Cameron International Corp. (a)	30,684	2,077,614
Ensco plc - Class A (b)	45,713	2,540,271
FMC Technologies, Inc. (a)	15,329	936,142
Halliburton Co.	30,131	2,139,602
Helmerich & Payne, Inc. (b)	14,414	1,673,610
National Oilwell Varco, Inc.	28,969	2,385,597
Schlumberger, Ltd.	41,107	4,848,571

		16,601,407

Food & Staples Retailing—3.0%
CVS Caremark Corp.	64,549	4,865,058
Walgreen Co.	136,966	10,153,290

		15,018,348

Food Products—5.7%
Campbell Soup Co. (b)	45,234	2,072,169
General Mills, Inc.	69,142	3,632,721
Hershey Co. (The)	118,140	11,503,292
Kraft Foods Group, Inc.	34,839	2,088,598
Mead Johnson Nutrition Co.	42,815	3,989,073
Mondelez International, Inc. - Class A	132,411	4,979,978

		28,265,831

Health Care Equipment & Supplies—4.3%
Abbott Laboratories	98,381	4,023,783
Becton Dickinson & Co.	46,532	5,504,736
C.R. Bard, Inc.	60,215	8,611,347
Smith & Nephew plc (ADR)	33,902	3,026,770

		21,166,636

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—2.7%
Aetna, Inc.	40,202	$3,259,578
DaVita HealthCare Partners, Inc. (a)	28,738	2,078,332
Express Scripts Holding Co. (a)	24,200	1,677,786
Humana, Inc.	9,784	1,249,613
McKesson Corp.	28,072	5,227,287

		13,492,596

Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp.	33,285	3,353,131
Starbucks Corp.	31,676	2,451,089

		5,804,220

Household Products—2.6%
Clorox Co. (The) (b)	18,310	1,673,534
Colgate-Palmolive Co.	105,073	7,163,877
Procter & Gamble Co. (The)	48,622	3,821,203

		12,658,614

Industrial Conglomerates—2.9%
3M Co.	58,768	8,417,928
General Electric Co.	221,466	5,820,127

		14,238,055

Insurance—3.2%
Aflac, Inc.	57,098	3,554,351
Chubb Corp. (The)	88,132	8,123,126
Travelers Cos., Inc. (The)	41,590	3,912,371

		15,589,848

Internet Software & Services—2.7%
eBay, Inc. (a)	53,470	2,676,708
Facebook, Inc. - Class A (a)	58,154	3,913,183
Google, Inc. - Class A (a)	4,496	2,628,676
Google, Inc. - Class C (a)	4,496	2,586,459
Yahoo!, Inc. (a)	43,700	1,535,181

		13,340,207

IT Services—3.1%
Automatic Data Processing, Inc.	35,902	2,846,311
DST Systems, Inc.	30,659	2,825,840
Fiserv, Inc. (a)	60,062	3,622,940
International Business Machines Corp.	19,493	3,533,496
Visa, Inc. - Class A	10,809	2,277,564

		15,106,151

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	39,648	4,678,464

Machinery—3.2%
Cummins, Inc.	30,448	4,697,822
Ingersoll-Rand plc	74,659	4,666,934
PACCAR, Inc.	44,769	2,812,836
SPX Corp.	33,396	3,613,781

		15,791,373

Media—5.3%
CBS Corp. - Class B	28,876	1,794,355
John Wiley & Sons, Inc. - Class A (b)	96,119	5,823,850
Pearson plc	150,962	2,979,169
Scripps Networks Interactive, Inc. - Class A	61,379	4,980,292
Time Warner, Inc.	25,387	1,783,437
Time, Inc. (a)	3,173	76,859
Walt Disney Co. (The)	100,494	8,616,356

		26,054,318

Multiline Retail—1.2%
Macy’s, Inc.	69,766	4,047,823
Nordstrom, Inc.	29,152	1,980,296

		6,028,119

Oil, Gas & Consumable Fuels—6.3%
Apache Corp.	39,883	4,013,027
Cabot Oil & Gas Corp.	113,432	3,872,569
ConocoPhillips	41,776	3,581,457
Exxon Mobil Corp.	46,392	4,670,747
Marathon Oil Corp.	100,608	4,016,271
Marathon Petroleum Corp.	39,376	3,074,084
Occidental Petroleum Corp.	12,411	1,273,741
Phillips 66	37,611	3,025,053
Southwestern Energy Co. (a)	76,905	3,498,408

		31,025,357

Pharmaceuticals—7.4%
AbbVie, Inc.	98,380	5,552,567
Actavis plc (a)	17,066	3,806,571
Eli Lilly & Co.	40,012	2,487,546
Johnson & Johnson	88,923	9,303,124
Mallinckrodt plc (a) (b)	6,949	556,059
Merck & Co., Inc.	93,991	5,437,380
Pfizer, Inc.	98,851	2,933,898
Roche Holding AG	7,462	2,226,672
Zoetis, Inc.	129,360	4,174,447

		36,478,264

Road & Rail—2.1%
Norfolk Southern Corp.	49,327	5,082,161
Union Pacific Corp.	50,442	5,031,589

		10,113,750

Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc.	82,537	4,462,776
ASML Holding NV (b)	28,188	2,629,095
Intel Corp.	71,162	2,198,906
Xilinx, Inc.	77,098	3,647,506

		12,938,283

Software—3.7%
Adobe Systems, Inc. (a)	68,986	4,991,827
Microsoft Corp.	265,885	11,087,404
Symantec Corp.	104,980	2,404,042

		18,483,273

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.2%
Home Depot, Inc. (The)	23,533	$1,905,232
Lowe’s Cos., Inc.	30,284	1,453,329
Ross Stores, Inc.	49,308	3,260,738
TJX Cos., Inc. (The)	79,360	4,217,984

		10,837,283

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	110,978	10,313,186
EMC Corp.	66,095	1,740,942

		12,054,128

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	7,242	262,233

Total Common Stocks (Cost $335,795,981)		489,833,237

Short-Term Investments—3.9%

Mutual Fund—3.4%
State Street Navigator Securities Lending MET Portfolio (c)	16,909,885	16,909,885

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $2,497,779 on 07/01/14, collateralized by $2,540,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $2,549,525.	2,497,779	2,497,779

Total Short-Term Investments (Cost $19,407,664)		19,407,664

Total Investments—103.3% (Cost $355,203,645) (d)		509,240,901
Other assets and liabilities (net)—(3.3)%		(16,200,622)

Net Assets—100.0%		$493,040,279

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $16,634,211 and the collateral received consisted of cash in the amount of $16,909,885. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $355,203,645. The aggregate unrealized appreciation and depreciation of investments were $154,877,966 and $(840,710), respectively, resulting in net unrealized appreciation of $154,037,256.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,752,611	$—	$—	$8,752,611
Airlines	2,021,526	—	—	2,021,526
Auto Components	6,992,399	—	—	6,992,399
Automobiles	6,002,365	—	—	6,002,365
Banks	45,400,770	—	—	45,400,770
Beverages	4,360,532	—	—	4,360,532
Biotechnology	7,341,113	—	—	7,341,113
Building Products	1,410,538	—	—	1,410,538
Capital Markets	14,268,105	—	—	14,268,105
Chemicals	13,411,642	—	—	13,411,642
Communications Equipment	4,269,317	—	—	4,269,317
Consumer Finance	7,259,747	—	—	7,259,747
Diversified Telecommunication Services	3,408,708	—	—	3,408,708
Electric Utilities	4,626,229	—	—	4,626,229
Electrical Equipment	4,280,877	—	—	4,280,877
Energy Equipment & Services	16,601,407	—	—	16,601,407
Food & Staples Retailing	15,018,348	—	—	15,018,348
Food Products	28,265,831	—	—	28,265,831
Health Care Equipment & Supplies	21,166,636	—	—	21,166,636
Health Care Providers & Services	13,492,596	—	—	13,492,596
Hotels, Restaurants & Leisure	5,804,220	—	—	5,804,220
Household Products	12,658,614	—	—	12,658,614
Industrial Conglomerates	14,238,055	—	—	14,238,055
Insurance	15,589,848	—	—	15,589,848
Internet Software & Services	13,340,207	—	—	13,340,207
IT Services	15,106,151	—	—	15,106,151
Life Sciences Tools & Services	4,678,464	—	—	4,678,464
Machinery	15,791,373	—	—	15,791,373
Media	23,075,149	2,979,169	—	26,054,318
Multiline Retail	6,028,119	—	—	6,028,119
Oil, Gas & Consumable Fuels	31,025,357	—	—	31,025,357
Pharmaceuticals	34,251,592	2,226,672	—	36,478,264
Road & Rail	10,113,750	—	—	10,113,750
Semiconductors & Semiconductor Equipment	12,938,283	—	—	12,938,283
Software	18,483,273	—	—	18,483,273
Specialty Retail	10,837,283	—	—	10,837,283

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Technology Hardware, Storage & Peripherals	$12,054,128	$—	$—	$12,054,128
Trading Companies & Distributors	262,233	—	—	262,233
Total Common Stocks	484,627,396	5,205,841	—	489,833,237
Short-Term Investments
Mutual Fund	16,909,885	—	—	16,909,885
Repurchase Agreement	—	2,497,779	—	2,497,779
Total Short-Term Investments	16,909,885	2,497,779	—	19,407,664
Total Investments	$501,537,281	$7,703,620	$—	$509,240,901

Collateral for securities loaned (Liability)	$—	$(16,909,885)	$—	$(16,909,885)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$509,240,901
Receivable for:
Investments sold	2,467,409
Fund shares sold	47,510
Dividends	444,784

Total Assets	512,200,604
Liabilities
Collateral for securities loaned	16,909,885
Payables for:
Investments purchased	1,522,829
Fund shares redeemed	269,729
Accrued expenses:
Management fees	250,696
Distribution and service fees	17,154
Deferred trustees’ fees	59,777
Other expenses	130,255

Total Liabilities	19,160,325

Net Assets	$493,040,279

Net assets consist of:
Paid in surplus	$321,503,522
Undistributed net investment income	2,773,532
Accumulated net realized gain	14,725,892
Unrealized appreciation on investments and foreign currency transactions	154,037,333

Net Assets	$493,040,279

Net Assets
Class A	$408,920,337
Class B	84,119,942
Capital Shares Outstanding*
Class A	29,401,649
Class B	6,126,006
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.91
Class B	13.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $355,203,645.
(b)	Includes securities loaned at value of $16,634,211.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$4,543,224
Securities lending income	17,154

Total investment income	4,560,378
Expenses
Management fees	1,598,906
Administration fees	5,853
Custodian and accounting fees	20,985
Distribution and service fees—Class B	97,707
Audit and tax services	18,322
Legal	15,668
Trustees’ fees and expenses	21,517
Shareholder reporting	25,599
Insurance	1,435
Miscellaneous	6,519

Total expenses	1,812,511
Less management fee waiver	(119,226)
Less broker commission recapture	(3,473)

Net expenses	1,689,812

Net Investment Income	2,870,566

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	15,451,030
Foreign currency transactions	(2,267)

Net realized gain	15,448,763

Net change in unrealized appreciation on:
Investments	12,856,885
Foreign currency transactions	84

Net change in unrealized appreciation	12,856,969

Net realized and unrealized gain	28,305,732

Net Increase in Net Assets From Operations	$31,176,298

(a)	Net of foreign withholding taxes of $9,802.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,870,566	$8,008,162
Net realized gain	15,448,763	185,099,147
Net change in unrealized appreciation (depreciation)	12,856,969	(6,781,422)

Increase in net assets from operations	31,176,298	186,325,887

From Distributions to Shareholders
Net investment income
Class A	(6,786,696)	(12,370,049)
Class B	(1,198,381)	(1,961,396)
Net realized capital gains
Class A	(112,709,894)	0
Class B	(22,654,500)	0

Total distributions	(143,349,471)	(14,331,445)

Increase (decrease) in net assets from capital share transactions	118,975,019	(617,923,964)

Total increase (decrease) in net assets	6,801,846	(445,929,522)

Net Assets
Beginning of period	486,238,433	932,167,955

End of period	$493,040,279	$486,238,433

Undistributed net investment income
End of period	$2,773,532	$7,888,043

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	103,066	$1,623,355	1,309,171	$21,053,690
Reinvestments	9,170,882	119,496,590	806,392	12,370,049
Redemptions	(1,833,714)	(29,207,132)	(40,355,872)	(653,396,117)

Net increase (decrease)	7,440,234	$91,912,813	(38,240,309)	$(619,972,378)

Class B
Sales	739,435	$12,137,931	1,193,633	$19,794,938
Reinvestments	1,853,371	23,852,881	128,954	1,961,396
Redemptions	(563,287)	(8,928,606)	(1,190,490)	(19,707,920)

Net increase	2,029,519	$27,062,206	132,097	$2,048,414

Increase (decrease) derived from capital shares transactions		$118,975,019		$(617,923,964)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.69		$14.54	$13.35	$14.15	$12.28	$10.13

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.22	0.23	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.77		4.47	1.18	(0.85)	1.80	2.17

Total from investment operations	0.87		4.69	1.41	(0.63)	1.98	2.35

Less Distributions
Distributions from net investment income	(0.32)		(0.54)	(0.22)	(0.17)	(0.11)	(0.20)
Distributions from net realized capital gains	(5.33)		0.00	0.00	0.00	0.00	0.00

Total distributions	(5.65)		(0.54)	(0.22)	(0.17)	(0.11)	(0.20)

Net Asset Value, End of Period	$13.91		$18.69	$14.54	$13.35	$14.15	$12.28

Total Return (%) (b)	6.71	(c)	33.08	10.59	(4.55)	16.22	23.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.70	0.68	0.69	0.69	0.74
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.66	0.66	0.68	0.67	0.72
Ratio of net investment income to average net assets (%)	1.25	(d)	1.34	1.60	1.56	1.46	1.63
Portfolio turnover rate (%)	7	(c)	11	49	20	10	41
Net assets, end of period (in millions)	$408.9		$410.4	$875.1	$789.0	$938.0	$717.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$18.50		$14.40	$13.22	$14.04	$12.20	$9.29

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.18	0.19	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.76		4.42	1.18	(0.86)	1.79	2.81

Total from investment operations	0.84		4.60	1.37	(0.67)	1.94	2.91

Less Distributions
Distributions from net investment income	(0.28)		(0.50)	(0.19)	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	(5.33)		0.00	0.00	0.00	0.00	0.00

Total distributions	(5.61)		(0.50)	(0.19)	(0.15)	(0.10)	0.00

Net Asset Value, End of Period	$13.73		$18.50	$14.40	$13.22	$14.04	$12.20

Total Return (%) (b)	6.58	(c)	32.71	10.38	(4.87)	15.93	31.32	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.95	0.93	0.94	0.94	0.99	(d)
Net ratio of expenses to average net assets (%) (e)	0.92	(d)	0.91	0.91	0.93	0.92	0.97	(d)
Ratio of net investment income to average net assets (%)	1.00	(d)	1.09	1.34	1.37	1.20	1.34	(d)
Portfolio turnover rate (%)	7	(c)	11	49	20	10	41
Net assets, end of period (in millions)	$84.1		$75.8	$57.1	$61.6	$32.6	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $2,497,779, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$33,506,846	$0	$53,840,744

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,598,906	0.700%	First $200 Million
	0.650%	$200 Million to $500 Million
	0.600%	$500 Million to $2 Billion
	0.550%	Over $2 Billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$14,331,445	$13,765,767	$—	$—	$14,331,445	$13,765,767

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,943,578	$135,279,634	$140,542,253	$—	$283,765,465

MIST-17

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $48,531,952.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Pioneer Strategic Income Portfolio returned 5.16%, 5.08%, and 5.11%, respectively. The Portfolio’s primary benchmark, the Barclays U.S. Universal Index1, returned 4.19%.

MARKET ENVIRONMENT / CONDITIONS

Improving economic growth within developed markets, particularly in the U.S., and rebounding growth in China, combined with stimulative global monetary policy, supported rallies among bonds, stocks, and commodities, for the first time since 1993. Investors largely discounted extremely weak (revised -2.1%) first quarter 2014 U.S. gross domestic product (“GDP”) growth, blaming transitory factors including severe weather, inventory reductions (after a late 2013 build-up), and uncertainty surrounding the Affordable Care Act on healthcare spending. In addition, the negative market impact of increased geopolitical risk and potential energy supply shocks—particularly with respect to the Russia-Ukraine conflict and militant group ISIS’s gains in Iraq—was relatively short-lived.

Investors were cheered by all-time high U.S. employment, as initial claims trended toward 300,000; non-farm payrolls sustained levels well in excess of 200,000; and even the long-term unemployed declined sharply from 37.7% to 32.8% over the period. Additionally, the U.S. housing market bounced back as mortgage rates fell and ISM (Institute for Supply Management) indices, which measure activity of manufacturing and services firms in the U.S. economy, nearly recovered to expansionary year-end levels. Despite the strength of these indicators and a rise in the Personal Consumption Expenditure (“PCE”) Price Index from 1.1% at year end to 1.5% at the end of May, the Federal Reserve maintained its dovish stance on the Federal Funds rate, with the first move expected in the second half of 2015. On a global basis, Chinese PMIs (Purchasing Managers Index) benefited from fiscal stimulus, while European growth outside of Germany appeared to lose momentum and low inflation remained a concern. Responding to deflationary risks, the European Central Bank (“ECB”) unveiled its anticipated stimulus package in June, including a negative -0.10% deposit rate and €400 billion in loans to banks for business lending.

U.S. Treasury prices, particularly at the long end of the yield curve, enjoyed an extended and unexpected rally, responding to a range of factors: softer revised first quarter GDP growth; continued dovish remarks by the Federal Reserve as well as the ECB stimulus; reduced supply with lower deficits, with the Federal Reserve purchases offsetting the majority of net new Treasury supply; investor risk-off response to the simmering conflict in the Ukraine and the new conflict in Iraq; and short covering by investors that had held short duration positions. The 5-year Treasury yield fell from 1.73% to 1.63%, the 10-year yield fell from 3.02% to 2.52% and the 30-year yield fell from 3.94% to 3.34%.

Municipals outperformed Treasuries, returning 6.0%: the yield ratio of 30-Year AAA Municipals to 30-Year Treasuries fell from 106% to 98%. Agency Mortgage-Backed Securities (“MBS”) returned 4.03% for a 0.68% excess return over similar-maturity Treasury bonds, as the option-adjusted spread narrowed from 0.34% to 0.24%. Commercial MBS returned 2.62% for a robust 1.21% excess return. Investment Grade Corporates returned 5.68% for a 1.45% excess return; longer duration Utilities outperformed, as did Industrials, while Financials underperformed. High Yield Corporates returned 5.64% (3.42% excess return) as the option-adjusted spread narrowed from 400 basis points bps to 353 (bps). High Yield Convertibles returned 9.63%, outperforming more volatile equities. Floating rate assets underperformed longer duration assets. Bank Loans delivered 2.53% returns, supported by record collateralized loan obligation (“CLO”) demand. Non-Agency MBS/ABS (asset-backed securities; as measured by the Floating Rate Home Equity ABS Index) returned 2.53%. Event-Linked (Catastrophe) Bonds returned 2.40%. Early in the year, Emerging Markets assets sold off in response to concerns about Russia and general political instability and weaker growth within emerging markets. As the Ukraine crisis cooled, Emerging Markets rebounded. Emerging Market Sovereigns ultimately returned 9.47%, while Corporates returned 7.20% over the reporting period. The U.S. dollar had mixed performance relative to developed market and emerging market currencies. The yen outperformed the U.S. dollar by 3.95%, while the U.S. Dollar outperformed the euro by 0.37%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Performance benefited primarily from sector allocation, relative quality and security selection. Sector allocation primarily reflected the benefit of the 5% Convertibles allocation and the 26% underweight to U.S. Treasuries. In addition, the 10% Bank Loan exposure and the 2% Preferred Stock allocation outperformed the benchmark. The 16% underweight to Agency MBS also helped. Relative quality benefited from the lower relative quality within Industrials and Financials; the lower relative quality of ABS and Agencies also contributed. Industrials and Financials issues were the major contributors to security selection; Agency MBS and CMBS issues also outperformed.

The biggest detractor from performance was the 1.44-year relative short duration position. This underperformance was partly offset by the outperformance of the barbelled yield curve position, which benefited from underweights to the 2-year and 5-year maturities and the modest overweight to the 30-year maturity; the 30-year outperformed all other key rates, returning 13.77% for the period. The Portfolio’s currency allocation also underperformed, reflecting underperformance of the Norwegian krone, the Ghanian cedi, and Russian ruble, the negative impact of which was partly offset by strong performance of the Brazilian real.

The strategy uses Treasury futures to manage duration and yield curve positioning, and currency forwards to establish positions in currencies that may not offer viable or attractive alternatives for investment, as well as to hedge out currency risk. Over the first half of the year, we held average long positions in ultra-long term Treasury futures and

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

average short positions in 5-year and 10-year Treasury futures. We also held positions in 2-year and 30-year Treasury futures. Gross and net average notional exposures to Treasury Futures were 21% and -17% of market value, respectively; these positions detracted.

We also held currency forwards in both developed and emerging market currencies, and used them both to hedge currency exposures in cash bonds, as well as to establish currency positions. Non-dollar currency forward gross and net average notional exposures were 5% and -3% of market value for the period; these positions hurt performance over the period.

We continued to maintain our long-term view of relative value, which favors corporate debt and more broadly, spread product. Steady global economic growth and easy global monetary policy may continue to support credit assets including corporate bonds.

At the margin, during the period we pared back higher risk allocations and added Agency MBS. We reduced exposures to Bank Loans, High Yield Bonds, certain fully-valued Investment Grade Financials issues, and Convertibles. We increased the Agency MBS allocation by approximately 4.5%, to 13.6% at period end. At period end, we continued to believe, however, that Investment Grade and High Yield Corporates and Bank Loans offer modest value despite lower than average spreads as; fundamentals remain strong and default risk remains low. We also continued to hold overweights to U.S. sectors and underweights to eurozone sectors, given our more constructive view of the U.S. economy and of U.S. Financials. We have become more selective with respect to Emerging Markets exposure, in light of the less compelling yield advantage over U.S. assets, stronger U.S. growth, and weaker commodities prices. At period end we continued to hold some exposure to Convertibles, given our preference for equities over fixed income.

Finally, we reduced the Municipals exposure as prices have rallied and relative value became less compelling. At period end the Portfolio held an approximate 1.9-year short duration position relative to the Index. That short position is held primarily in the “belly” of the yield curve, between the 2 year and 7 year maturities. We remained modestly underweight to the long end (30 year) part of the yield curve. At period end, we believed this yield is closer to fair value than at shorter maturities. Real yields of shorter duration Treasuries, however, are unattractive—the two year remains significantly negative, below -1%. We continued to believe short yields are most vulnerable to another sell-off, as was experienced in March, as economic growth and inflation may surprise on the upside, and the market prices in a quicker increase in interest rates by the Federal Reserve.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	5.16	7.57	9.63	7.86	—
Class B	5.08	—	—	—	6.64
Class E	5.11	7.44	9.49	—	7.94
Barclays U.S. Universal Index	4.19	5.20	5.58	5.27	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception dates of the Class A, Class B and Class E shares are 6/16/1994, 7/17/2013 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	41.4
U.S. Treasury & Government Agencies	17.6
Floating Rate Loans	9.1
Mortgage-Backed Securities	9.0
Foreign Government	6.4
Municipals	3.8
Asset-Backed Securities	3.5
Convertible Bonds	3.1
Preferred Stocks	2.1
Convertible Preferred Stocks	1.0

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio's Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.62%	$1,000.00	$1,051.60	$3.15
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B	Actual	0.87%	$1,000.00	$1,050.80	$4.42
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E	Actual	0.77%	$1,000.00	$1,051.10	$3.92
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—41.4% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.3%
Alliance One International, Inc.
9.875%, 07/15/21 (a)	1,875,000	$1,912,500
Lorillard Tobacco Co.
3.750%, 05/20/23	800,000	790,093
MHP S.A.
8.250%, 04/02/20 (144A)	1,800,000	1,647,360

		4,349,953

Airlines—0.4%
Air Canada Pass-Through Trust
4.125%, 05/15/25 (144A)	805,326	815,393
Delta Air Lines Pass-Through Trust
4.950%, 05/23/19	471,316	513,734
6.375%, 01/02/16 (144A)	725,000	775,750
Hawaiian Airlines Pass-Through Certificates
3.900%, 01/15/26	475,000	472,625
TAM Capital 3, Inc.
8.375%, 06/03/21 (144A) (a)	660,000	716,100
United Continental Holdings, Inc.
6.000%, 07/15/26 (a)	1,975,000	1,925,625

		5,219,227

Auto Manufacturers—0.2%
Hyundai Capital America
4.000%, 06/08/17 (144A)	200,000	213,873
Navistar International Corp.
8.250%, 11/01/21 (a)	2,030,000	2,118,813

		2,332,686

Auto Parts & Equipment—0.2%
Commercial Vehicle Group, Inc.
7.875%, 04/15/19	250,000	260,000
Dana Holding Corp.
6.000%, 09/15/23 (a)	2,265,000	2,400,900

		2,660,900

Banks—6.8%
Akbank TAS
7.500%, 02/05/18 (144A) (TRY)	300,000	131,323
Alfa Bank OJSC Via Alfa Bond Issuance plc
7.500%, 09/26/19 (144A)	2,150,000	2,217,188
8.625%, 04/26/16 (144A) (RUB)	41,800,000	1,202,558
Australia & New Zealand Banking Group, Ltd.
4.500%, 03/19/24 (144A) (a)	1,470,000	1,508,802
Banco de Credito del Peru
6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,140,013
9.750%, 11/06/69 (144A) (b)	455,000	551,688
Banco do Estado do Rio Grande do Sul S.A.
7.375%, 02/02/22 (144A) (a)	700,000	749,000
Banco Nacional de Costa Rica
4.875%, 11/01/18 (144A) (a)	1,000,000	1,025,000
Bank of America Corp.
6.110%, 01/29/37	1,600,000	1,845,819
7.750%, 05/14/38	3,200,000	4,395,898

Banks—(Continued)
Bank of New York Mellon Corp. (The)
4.500%, 06/20/23 (a) (b)	925,000	860,250
BBVA Bancomer S.A.
4.375%, 04/10/24 (144A)	650,000	662,188
6.500%, 03/10/21 (144A) (a)	4,110,000	4,634,025
Citigroup, Inc.
5.950%, 01/30/23 (b)	2,576,000	2,601,760
CorpGroup Banking S.A.
6.750%, 03/15/23 (144A)	1,300,000	1,288,353
Goldman Sachs Group, Inc. (The)
6.450%, 05/01/36	875,000	1,021,759
6.750%, 10/01/37	600,000	721,820
Intesa Sanpaolo S.p.A.
3.625%, 08/12/15 (144A)	1,900,000	1,941,240
6.500%, 02/24/21 (144A)	1,175,000	1,389,729
JPMorgan Chase & Co.
4.250%, 11/02/18 (NZD)	2,600,000	2,183,641
5.150%, 05/01/23 (b)	1,200,000	1,150,500
7.900%, 04/30/18 (b)	5,993,000	6,697,177
KeyBank N.A.
5.800%, 07/01/14	1,225,000	1,225,000
M&T Bank Corp.
6.450%, 02/15/24 (b)	3,130,000	3,337,362
Morgan Stanley
4.100%, 05/22/23	2,500,000	2,536,032
4.875%, 11/01/22	450,000	483,038
5.500%, 01/26/20	1,100,000	1,259,025
6.625%, 04/01/18	714,000	834,647
Nordea Bank AB
4.250%, 09/21/22 (144A) (a)	3,400,000	3,522,505
Oversea-Chinese Banking Corp., Ltd.
4.000%, 10/15/24 (144A) (b)	800,000	813,959
PNC Financial Services Group, Inc.
4.447%, 08/11/14 (a) (b)	2,749,000	2,749,000
6.750%, 08/01/21 (a) (b)	5,295,000	5,903,925
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
8.500%, 10/16/23 (144A)	3,800,000	3,942,500
Santander Bank N.A.
8.750%, 05/30/18	2,655,000	3,231,892
Scotia Bank Peru DPR Finance Co.
2.981%, 03/15/17 (144A) (b)	578,947	577,706
Scotiabank Peru S.A.
4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,819,250
Turkiye Garanti Bankasi A/S
7.375%, 03/07/18 (144A) (TRY)	2,700,000	1,170,561
Turkiye Is Bankasi
6.000%, 10/24/22 (144A)	850,000	850,425
UBS AG
7.625%, 08/17/22	5,600,000	6,742,803
VTB Bank OJSC Via VTB Capital S.A.
6.000%, 04/12/17 (144A) (a)	1,000,000	1,054,000
6.950%, 10/17/22 (144A) (a)	2,500,000	2,550,000
Wells Fargo & Co.
5.900%, 06/15/24 (b)	1,145,000	1,214,559

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo Bank N.A.
6.000%, 11/15/17	1,215,000	$1,392,029

		88,129,949

Beverages—0.2%
Ajecorp B.V.
6.500%, 05/14/22 (144A) (a)	960,000	883,200
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/19	1,254,000	1,549,234
Central American Bottling Corp.
6.750%, 02/09/22 (144A)	630,000	672,525

		3,104,959

Building Materials—0.6%
Cemex Espana Luxembourg
9.875%, 04/30/19 (144A) (a)	1,420,000	1,629,450
Cemex S.A.B. de C.V.
7.250%, 01/15/21 (144A) (a)	800,000	880,000
Desarrolladora Homex S.A.B. de C.V.
9.500%, 12/11/19 (144A) (c) (d)	855,000	128,250
9.750%, 03/25/20 (144A) (c) (d)	905,000	135,750
Holcim U.S. Finance Sarl & Cie SCS
6.000%, 12/30/19 (144A)	225,000	260,691
Masco Corp.
5.950%, 03/15/22	1,425,000	1,574,625
7.125%, 03/15/20	2,905,000	3,418,371
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500%, 01/21/20 (144A) (c) (d)	346,000	38,060
9.750%, 02/03/22 (144A) (c) (d)	700,000	77,000

		8,142,197

Chemicals—0.4%
Eastman Chemical Co.
4.800%, 09/01/42 (a)	740,000	751,376
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd.
5.125%, 12/12/17 (144A)	600,000	604,500
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC
8.875%, 02/01/18 (a)	640,000	665,600
9.000%, 11/15/20 (a)	655,000	668,100
LyondellBasell Industries NV
5.000%, 04/15/19	570,000	642,946
Phosagro OAO via Phosagro Bond Funding, Ltd.
4.204%, 02/13/18 (144A)	900,000	892,125
Rain CII Carbon LLC / CII Carbon Corp.
8.000%, 12/01/18 (144A)	1,275,000	1,338,750

		5,563,397

Coal—0.2%
Alpha Natural Resources, Inc.
6.000%, 06/01/19 (a)	820,000	596,550
Berau Coal Energy Tbk PT
7.250%, 03/13/17 (144A)	1,500,000	1,455,000

Coal—(Continued)
Bumi Capital Pte, Ltd.
12.000%, 11/10/16 (144A)	475,000	237,500

		2,289,050

Commercial Services—1.0%
Amherst College
3.794%, 11/01/42	400,000	365,295
Board of Trustees of The Leland Stanford Junior University (The)
4.750%, 05/01/19	950,000	1,069,256
Bowdoin College
4.693%, 07/01/2112	800,000	751,308
Massachusetts Institute of Technology
5.600%, 07/01/2111	800,000	1,003,907
President and Fellows of Harvard College
2.300%, 10/01/23	1,000,000	939,400
Red de Carreteras de Occidente SAPIB de C.V.
9.000%, 06/10/28 (144A) (MXN)	15,000,000	1,099,976
SFX Entertainment, Inc.
9.625%, 02/01/19 (144A)	2,950,000	3,097,500
Tufts University
5.017%, 04/15/2112	2,700,000	2,741,680
University of Southern California
5.250%, 10/01/2111	550,000	663,553
William Marsh Rice University
4.626%, 05/15/63	900,000	924,408

		12,656,283

Computers—0.3%
Brocade Communications Systems, Inc.
4.625%, 01/15/23 (a)	550,000	533,500
Seagate HDD Cayman
4.750%, 06/01/23 (144A)	3,165,000	3,188,738

		3,722,238

Diversified Financial Services—5.1%
Alterra Finance LLC
6.250%, 09/30/20	2,100,000	2,420,050
Armor Re, Ltd.
4.020%, 12/15/16 (144A) (b)	600,000	590,160
Atlas Reinsurance VII, Ltd.
8.105%, 01/07/16 (144A) (b)	250,000	259,050
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/19 (144A)	810,000	755,325
Blue Danube II, Ltd.
4.273%, 05/23/16 (144A) (a) (b)	900,000	908,280
Blue Danube, Ltd.
6.007%, 04/10/15 (144A) (b)	250,000	254,150
BM&FBovespa S.A.
5.500%, 07/16/20 (144A) (a)	2,000,000	2,165,000
Bosphorus 1 Re, Ltd.
2.520%, 05/03/16 (144A) (b)	250,000	249,450
Caelus Re, Ltd.
5.270%, 03/07/16 (144A) (b)	1,150,000	1,160,695
6.870%, 04/07/17 (144A) (b)	1,050,000	1,088,850

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Cantor Fitzgerald L.P.
7.875%, 10/15/19 (144A)	2,345,000	$2,601,787
Capital One Bank USA N.A.
8.800%, 07/15/19	720,000	932,998
Carlyle Holdings II Finance LLC
5.625%, 03/30/43 (144A)	4,505,000	4,983,264
Combine Re, Ltd.
4.520%, 01/07/15 (144A) (b)	750,000	758,325
Compass Re, Ltd.
9.020%, 01/08/15 (144A) (b)	300,000	303,180
10.270%, 01/08/15 (144A) (b)	800,000	810,080
Corp. Financiera de Desarrollo S.A.
4.750%, 02/08/22 (144A) (a)	690,000	719,325
DTEK Finance plc
7.875%, 04/04/18 (144A)	1,600,000	1,324,320
East Lane Re V, Ltd.
9.020%, 03/16/16 (144A) (b)	250,000	265,600
Embarcadero Reinsurance, Ltd.
5.020%, 08/07/15 (144A) (b)	1,000,000	1,020,200
6.654%, 08/04/14 (144A) (b)	250,000	250,175
Galileo Re, Ltd.
7.420%, 01/09/17 (144A) (b)	1,000,000	1,019,300
General Electric Capital Corp.
7.125%, 06/15/22 (b)	3,200,000	3,776,640
Hyundai Capital Services, Inc.
3.500%, 09/13/17 (144A)	660,000	694,360
Ibis Re II, Ltd.
4.020%, 06/28/16 (144A) (b)	750,000	753,375
8.370%, 02/05/15 (144A) (b)	500,000	502,600
Intercorp Retail Trust
8.875%, 11/14/18 (144A) (a)	1,050,000	1,152,375
Kilimanjaro Re, Ltd.
4.520%, 04/30/18 (144A) (b)	250,000	245,550
4.770%, 04/30/18 (144A) (b)	1,650,000	1,627,560
KKR Group Finance Co. II LLC
5.500%, 02/01/43 (144A) (a)	3,750,000	3,984,229
LeasePlan Corp. NV
2.500%, 05/16/18 (144A)	1,075,000	1,083,897
Legg Mason, Inc.
5.625%, 01/15/44	1,150,000	1,250,017
Lion I Re, Ltd.
1.722%, 04/28/17 (144A) (EUR) (b)	350,000	474,942
Loma Reinsurance, Ltd.
9.770%, 01/08/18 (144A) (b)	300,000	306,750
Longpoint Re, Ltd. III
3.980%, 05/18/16 (144A) (b)	850,000	857,395
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	1,400,000	1,585,973
6.250%, 01/14/21 (144A) (a)	400,000	458,290
Magnesita Finance, Ltd.
8.625%, 04/05/17 (144A)	750,000	742,500
Merna Reinsurance V, Ltd.
2.020%, 04/07/17 (144A) (b)	1,000,000	1,001,900
Mystic Re, Ltd.
9.020%, 03/12/15 (144A) (b)	500,000	510,000
12.020%, 03/12/15 (144A) (b)	750,000	772,725

Diversified Financial Services—(Continued)
Mythen Re, Ltd.
8.003%, 05/07/15 (144A) (b)	1,050,000	1,088,430
8.526%, 01/05/17 (144A) (b)	950,000	1,003,390
Queen Street IV Capital, Ltd.
7.520%, 04/09/15 (144A) (b)	750,000	759,000
Queen Street V Re, Ltd.
8.520%, 04/09/15 (144A) (b)	600,000	610,440
Queen Street VII Re, Ltd.
8.620%, 04/08/16 (144A) (b)	850,000	880,940
Residential Reinsurance 2010, Ltd.
4.520%, 12/06/16 (144A) (b)	1,400,000	1,429,260
Residential Reinsurance 2011, Ltd.
8.770%, 06/06/15 (144A) (b)	1,000,000	1,044,200
8.920%, 12/06/15 (144A) (b)	250,000	259,075
9.020%, 06/06/15 (144A) (b)	1,175,000	1,218,828
Residential Reinsurance 2012, Ltd.
5.770%, 12/06/16 (144A) (b)	1,250,000	1,295,625
8.020%, 06/06/16 (144A) (b)	950,000	1,031,890
10.020%, 06/06/16 (144A) (b)	800,000	877,760
Residential Reinsurance 2013, Ltd.
9.270%, 06/06/17 (144A) (b)	350,000	364,770
Sanders Re, Ltd.
3.020%, 05/25/18 (144A) (b)	500,000	495,050
3.520%, 05/05/17 (144A) (b)	500,000	494,450
4.020%, 05/05/17 (144A) (b)	1,500,000	1,485,900
SLM Corp.
4.000%, 07/25/14 (b)	989,000	989,010
SUAM Finance B.V.
4.875%, 04/17/24 (144A) (a)	975,000	994,500
Successor X, Ltd.
11.020%, 01/27/15 (144A) (b)	650,000	654,615
11.270%, 11/10/15 (144A) (b)	250,000	260,175
Tar Heel Re, Ltd.
8.520%, 05/09/16 (144A) (b)	400,000	414,040
Tradewynd Re, Ltd.
6.270%, 01/08/15 (144A) (b)	250,000	250,400
Vita Capital V, Ltd.
2.738%, 01/15/17 (144A) (b)	500,000	508,250
3.438%, 01/15/17 (144A) (b)	1,000,000	1,025,000

		66,055,640

Electric—2.0%
Commonwealth Edison Co.
6.950%, 07/15/18 (a)	1,100,000	1,300,743
Dubai Electricity & Water Authority
8.500%, 04/22/15 (144A)	2,820,000	2,989,200
Electricite de France
6.000%, 01/22/2114 (144A) (a)	4,000,000	4,517,044
Electricite de France S.A.
5.250%, 01/29/23 (144A) (a) (b)	950,000	969,123
Enel S.p.A.
8.750%, 09/24/73 (144A) (a) (b)	2,090,000	2,460,975
FPL Energy American Wind LLC
6.639%, 06/20/23 (144A)	207,570	212,493

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
FPL Energy Wind Funding LLC
6.876%, 06/27/17 (144A)	98,195	$96,845
Instituto Costarricense de Electricidad
6.375%, 05/15/43 (144A)	850,000	754,800
6.950%, 11/10/21 (144A) (a)	1,520,000	1,649,200
InterGen NV
7.000%, 06/30/23 (144A)	900,000	929,250
Israel Electric Corp., Ltd.
6.700%, 02/10/17 (144A) (a)	770,000	840,498
7.250%, 01/15/19 (144A)	845,000	960,131
9.375%, 01/28/20 (144A)	410,000	511,721
Juniper Generation LLC
6.790%, 12/31/14 (144A)	5,499	5,406
Kiowa Power Partners LLC
5.737%, 03/30/21 (144A)	831,362	902,461
NSG Holdings LLC / NSG Holdings, Inc.
7.750%, 12/15/25 (144A)	867,000	936,360
Panoche Energy Center LLC
6.885%, 07/31/29 (144A)	790,073	881,948
Public Service Co. of New Mexico
7.950%, 05/15/18	625,000	750,378
Southern California Edison Co.
6.250%, 02/01/22 (a) (b)	1,575,000	1,708,875
Star Energy Geothermal Wayang Windu, Ltd.
6.125%, 03/27/20 (144A)	1,300,000	1,327,560
West Penn Power Co.
5.950%, 12/15/17 (144A)	1,197,000	1,352,901

		26,057,912

Electrical Components & Equipment—0.0%
Legrand France S.A.
8.500%, 02/15/25	20,000	27,794

Electronics—0.3%
Flextronics International, Ltd.
4.625%, 02/15/20 (a)	780,000	801,450
5.000%, 02/15/23	1,300,000	1,345,500
Viasystems, Inc.
7.875%, 05/01/19 (144A)	1,100,000	1,163,250

		3,310,200

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC
7.000%, 06/30/35 (144A)	285,537	316,717

Engineering & Construction—0.5%
Abengoa Finance SAU
8.875%, 11/01/17 (144A) (a)	500,000	565,000
Dycom Investments, Inc.
7.125%, 01/15/21	1,000,000	1,075,000
Empresas ICA S.A.B. de C.V.
8.375%, 07/24/17 (144A) (a)	550,000	581,625
8.900%, 02/04/21 (144A)	1,500,000	1,586,250

Engineering & Construction—(Continued)
OAS Investments GmbH
8.250%, 10/19/19 (144A) (a)	2,400,000	2,484,000

		6,291,875

Entertainment—0.4%
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/18 (144A)	1,010,000	1,042,825
4.875%, 11/01/20 (144A)	985,000	1,014,550
Gtech S.p.A.
8.250%, 03/31/66 (144A) (EUR) (b)	1,957,000	2,885,523
Mashantucket Western Pequot Tribe
6.500%, 07/01/36 (f)	652,229	91,312

		5,034,210

Food—1.4%
BRF S.A.
3.950%, 05/22/23 (144A)	600,000	567,000
5.875%, 06/06/22 (144A)	1,425,000	1,542,563
CFG Investment SAC
9.750%, 07/30/19 (144A)	995,000	957,688
Grupo Bimbo S.A.B. de C.V.
3.875%, 06/27/24 (144A)	1,800,000	1,796,436
Independencia International, Ltd.
12.000%, 12/30/16 (144A) (c) (d)	296,948	742
JBS Finance II, Ltd.
8.250%, 01/29/18 (144A)	1,430,000	1,515,800
JBS Investments GmbH
7.750%, 10/28/20 (144A)	890,000	952,300
Marfrig Holding Europe B.V.
6.875%, 06/24/19 (144A) (a)	2,885,000	2,918,177
8.375%, 05/09/18 (144A)	1,200,000	1,276,140
Marfrig Overseas, Ltd.
9.500%, 05/04/20 (144A)	1,775,000	1,908,125
Minerva Luxembourg S.A.
7.750%, 01/31/23 (144A) (a)	1,700,000	1,819,000
12.250%, 02/10/22 (144A)	800,000	904,000
Mondelez International, Inc.
6.500%, 02/09/40	1,282,000	1,641,637

		17,799,608

Forest Products & Paper—0.2%
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A) (a)	400,000	397,468
Resolute Forest Products, Inc.
5.875%, 05/15/23	1,880,000	1,851,800

		2,249,268

Gas—0.2%
Nakilat, Inc.
6.067%, 12/31/33 (144A)	520,000	570,001
6.267%, 12/31/33 (144A)	1,252,235	1,369,632
Transportadora de Gas del Peru S.A.
4.250%, 04/30/28 (144A)	1,000,000	942,500

		2,882,133

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc.
5.750%, 12/15/53 (b)	1,525,000	$1,647,000

Healthcare-Products—0.2%
Physio-Control International, Inc.
9.875%, 01/15/19 (144A)	2,280,000	2,519,400

Healthcare-Services—0.3%
Gentiva Health Services, Inc.
11.500%, 09/01/18 (a)	470,000	501,725
HCA, Inc.
6.500%, 02/15/20	350,000	393,750
7.690%, 06/15/25	50,000	56,375
8.360%, 04/15/24	50,000	59,375
Kindred Healthcare, Inc.
6.375%, 04/15/22 (144A)	600,000	603,000
NYU Hospitals Center
4.428%, 07/01/42	1,800,000	1,689,638

		3,303,863

Holding Companies-Diversified—0.0%
Boart Longyear Management Pty, Ltd.
7.000%, 04/01/21 (144A) (a)	525,000	393,750

Home Builders—0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	1,000,000	1,040,000
DR Horton, Inc.
5.750%, 08/15/23 (a)	1,375,000	1,478,125
KB Home
7.000%, 12/15/21 (a)	1,800,000	1,962,000
Meritage Homes Corp.
7.000%, 04/01/22	2,500,000	2,753,125

		7,233,250

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A) (a)	1,300,000	1,249,300

Household Products/Wares—0.3%
Controladora Mabe S.A. de C.V.
7.875%, 10/28/19 (144A)	2,121,000	2,428,545
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
7.125%, 04/15/19	1,300,000	1,358,500
9.875%, 08/15/19	705,000	780,787

		4,567,832

Insurance—2.7%
Aquarius + Investments plc for Swiss Reinsurance Co., Ltd.
6.375%, 09/01/24 (b)	2,700,000	2,889,000

Insurance—(Continued)
AXA S.A.
8.600%, 12/15/30	1,320,000	1,773,750
Delphi Financial Group, Inc.
7.875%, 01/31/20	2,190,000	2,658,021
Foundation Re III, Ltd.
5.020%, 02/25/15 (144A) (b)	750,000	752,400
Hanover Insurance Group, Inc. (The)
7.500%, 03/01/20	325,000	388,302
7.625%, 10/15/25	1,166,000	1,426,699
Ironshore Holdings U.S., Inc.
8.500%, 05/15/20 (144A)	1,635,000	1,943,281
Kane SAC, Ltd.
Zero Coupon, 06/12/15 (e)	1,300,000	1,150,370
Zero Coupon, 08/01/15 (e)	600,000	604,860
Liberty Mutual Insurance Co.
7.697%, 10/15/97 (144A)	2,600,000	2,928,523
Montpelier Re Holdings, Ltd.
4.700%, 10/15/22	1,965,000	2,030,796
OneBeacon U.S. Holdings, Inc.
4.600%, 11/09/22	1,500,000	1,548,648
Platinum Underwriters Finance, Inc.
7.500%, 06/01/17	2,214,000	2,541,612
Protective Life Corp.
7.375%, 10/15/19	1,925,000	2,381,818
Prudential Financial, Inc.
5.625%, 06/15/43 (b)	1,750,000	1,871,940
5.875%, 09/15/42 (a) (b)	1,200,000	1,303,500
8.875%, 06/15/38 (b)	915,000	1,122,064
QBE Insurance Group, Ltd.
2.400%, 05/01/18 (144A)	850,000	848,597
Sirius International Group, Ltd.
7.506%, 06/30/17 (144A) (b)	3,465,000	3,638,250
Vitality Re IV, Ltd.
2.770%, 01/09/17 (144A) (b)	400,000	408,960
Vitality Re V, Ltd.
1.770%, 01/07/19 (144A) (b)	250,000	249,450
2.520%, 01/07/19 (144A) (b)	250,000	252,650
Voya Financial, Inc.
5.650%, 05/15/53 (b)	450,000	457,875
Wilton Re Finance LLC
5.875%, 03/30/33 (144A) (b)	1,050,000	1,094,625

		36,265,991

Internet—0.1%
Expedia, Inc.
5.950%, 08/15/20	675,000	763,734

Investment Company Security—0.1%
Gruposura Finance
5.700%, 05/18/21 (144A) (a)	915,000	995,063

Iron/Steel—0.6%
Allegheny Technologies, Inc.
9.375%, 06/01/19	1,135,000	1,408,101

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Essar Steel Algoma, Inc.
9.375%, 03/15/15 (144A) (a)	450,000	$448,875
Ferrexpo Finance plc
7.875%, 04/07/16 (144A) (a)	650,000	624,000
Glencore Funding LLC
4.125%, 05/30/23 (144A)	875,000	878,798
Metalloinvest Finance, Ltd.
5.625%, 04/17/20 (144A) (a)	1,000,000	970,000
Metinvest B.V.
8.750%, 02/14/18 (144A) (a)	1,200,000	1,044,000
10.250%, 05/20/15 (144A)	550,000	529,375
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A) (a)	1,275,000	1,208,063
5.750%, 10/24/23 (144A) (a)	700,000	734,790

		7,846,002

Lodging—0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.250%, 05/30/23 (144A)	920,000	890,100
5.375%, 03/15/22	1,115,000	1,160,994

		2,051,094

Machinery-Construction & Mining—0.1%
Ormat Funding Corp.
8.250%, 12/30/20	754,072	750,302

Machinery-Diversified—0.2%
Cummins, Inc.
5.650%, 03/01/98	2,375,000	2,689,281
6.750%, 02/15/27	393,000	490,966

		3,180,247

Media—0.3%
Myriad International Holding B.V.
6.375%, 07/28/17 (144A)	1,530,000	1,683,000
Nara Cable Funding, Ltd.
8.875%, 12/01/18 (144A) (EUR)	360,000	526,232
8.875%, 12/01/18 (144A)	500,000	533,750
Numericable Group S.A.
6.000%, 05/15/22 (144A)	975,000	1,014,000
Time Warner Cable, Inc.
8.250%, 04/01/19	313,000	396,612
8.750%, 02/14/19	198,000	253,929

		4,407,523

Metal Fabricate/Hardware—0.3%
Mueller Water Products, Inc.
7.375%, 06/01/17	1,096,000	1,113,810
Valmont Industries, Inc.
6.625%, 04/20/20	940,000	1,117,000
Worthington Industries, Inc.
4.550%, 04/15/26	710,000	738,502

Metal Fabricate/Hardware—(Continued)
WPE International Cooperatief UA
10.375%, 09/30/20 (144A)	600,000	315,000

		3,284,312

Mining—1.3%
ALROSA Finance S.A.
7.750%, 11/03/20 (144A) (a)	640,000	708,032
AngloGold Ashanti Holdings plc
5.375%, 04/15/20 (a)	1,615,000	1,640,139
Freeport-McMoRan Copper & Gold, Inc.
3.875%, 03/15/23 (a)	1,605,000	1,600,114
Fresnillo plc
5.500%, 11/13/23 (144A) (a)	1,275,000	1,332,375
Gold Fields Orogen Holding BVI, Ltd.
4.875%, 10/07/20 (144A) (a)	4,860,000	4,471,200
IAMGOLD Corp.
6.750%, 10/01/20 (144A) (a)	500,000	462,500
KGHM International, Ltd.
7.750%, 06/15/19 (144A)	2,100,000	2,254,875
MMC Norilsk Nickel OJSC via MMC Finance, Ltd.
5.550%, 10/28/20 (144A)	1,400,000	1,407,000
Vedanta Resources plc
6.000%, 01/31/19 (144A)	1,150,000	1,188,870
8.250%, 06/07/21 (144A)	700,000	784,000
9.500%, 07/18/18 (144A)	725,000	835,563
Volcan Cia Minera SAA
5.375%, 02/02/22 (144A) (a)	625,000	625,000

		17,309,668

Multi-National—0.8%
Inter-American Development Bank
4.500%, 02/04/16 (IDR)	21,400,000,000	1,724,775
International Bank for Reconstruction & Development
5.750%, 10/21/19 (AUD)	1,600,000	1,670,831
International Finance Corp.
7.750%, 12/03/16 (INR)	189,120,000	3,175,119
8.250%, 06/10/21 (INR)	190,030,000	3,299,751

		9,870,476

Oil & Gas—3.2%
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	1,130,000	1,190,737
Dolphin Energy, Ltd.
5.500%, 12/15/21 (144A)	470,000	534,038
EP Energy LLC / EP Energy Finance, Inc.
9.375%, 05/01/20 (a)	1,750,000	2,003,750
Gazprom OAO Via Gaz Capital S.A.
4.950%, 07/19/22 (144A)	200,000	198,960
8.146%, 04/11/18 (144A)	190,000	218,263
KazMunayGas National Co. JSC
4.400%, 04/30/23 (144A) (a)	600,000	588,300

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Linn Energy LLC / Linn Energy Finance Corp.
7.250%, 11/01/19	1,375,000	$1,440,312
8.625%, 04/15/20	825,000	891,000
National JSC Naftogaz of Ukraine
9.500%, 09/30/14	1,000,000	980,000
Newfield Exploration Co.
5.625%, 07/01/24	1,625,000	1,783,437
Novatek OAO via Novatek Finance, Ltd.
4.422%, 12/13/22 (144A) (a)	2,600,000	2,414,750
Oasis Petroleum, Inc.
6.875%, 03/15/22 (144A)	600,000	654,000
6.875%, 01/15/23	2,050,000	2,234,500
Offshore Group Investment, Ltd.
7.500%, 11/01/19	1,000,000	1,057,500
Pacific Rubiales Energy Corp.
5.375%, 01/26/19 (144A)	710,000	740,175
Petrobras Global Finance B.V.
3.000%, 01/15/19 (a)	2,375,000	2,331,419
PetroQuest Energy, Inc.
10.000%, 09/01/17	500,000	527,550
Plains Exploration & Production Co.
6.750%, 02/01/22	3,505,000	3,982,556
8.625%, 10/15/19	1,025,000	1,096,750
Precision Drilling Corp.
6.625%, 11/15/20	1,100,000	1,177,000
Rosneft Finance S.A.
6.625%, 03/20/17 (144A) (a)	375,000	410,625
7.500%, 07/18/16 (144A) (a)	1,090,000	1,193,550
Rowan Cos., Inc.
4.750%, 01/15/24 (a)	3,125,000	3,306,341
Samson Investment Co.
10.750%, 02/15/20 (144A)	865,000	911,494
SandRidge Energy, Inc.
7.500%, 03/15/21	625,000	677,344
8.125%, 10/15/22	325,000	357,906
Swift Energy Co.
7.875%, 03/01/22 (a)	1,600,000	1,672,000
Tengizchevroil Finance Co. SARL
6.124%, 11/15/14 (144A)	192,968	195,170
Tesoro Corp.
5.375%, 10/01/22 (a)	1,630,000	1,703,350
Transocean, Inc.
6.375%, 12/15/21	3,100,000	3,586,207
Valero Energy Corp.
9.375%, 03/15/19	1,230,000	1,614,451
W&T Offshore, Inc.
8.500%, 06/15/19	600,000	648,000

		42,321,435

Oil & Gas Services—0.5%
Calfrac Holdings L.P.
7.500%, 12/01/20 (144A)	500,000	537,500
Expro Finance Luxembourg SCA
8.500%, 12/15/16 (144A)	304,000	317,680
Exterran Holdings, Inc.
7.250%, 12/01/18	1,525,000	1,608,875

Oil & Gas Services—(Continued)
SESI LLC
7.125%, 12/15/21	1,460,000	1,646,150
Weatherford International, Ltd.
5.950%, 04/15/42 (a)	475,000	538,693
9.625%, 03/01/19	1,209,000	1,586,565

		6,235,463

Packaging & Containers—0.4%
AEP Industries, Inc.
8.250%, 04/15/19	290,000	305,950
Ardagh Packaging Finance plc
9.125%, 10/15/20 (144A)	2,325,000	2,574,938
9.250%, 10/15/20 (144A) (EUR)	400,000	597,015
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc.
6.750%, 01/31/21 (144A)	300,000	309,750
7.000%, 11/15/20 (144A)	211,765	219,176
Mondi Consumer Packaging International AG
9.750%, 07/15/17 (144A) (EUR)	950,000	1,367,815

		5,374,644

Pharmaceuticals—0.3%
Endo Finance Co.
5.750%, 01/15/22 (144A) (a)	1,000,000	1,020,000
Endo Finance LLC & Endo Finco, Inc.
5.375%, 01/15/23 (144A)	480,000	479,400
Valeant Pharmaceuticals International, Inc.
7.500%, 07/15/21 (144A)	1,390,000	1,539,425
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC
7.750%, 09/15/18	1,075,000	1,130,137

		4,168,962

Pipelines—2.4%
Buckeye Partners L.P.
6.050%, 01/15/18	505,000	570,614
DCP Midstream LLC
5.850%, 05/21/43 (144A) (b)	2,951,000	2,803,450
9.750%, 03/15/19 (144A)	1,267,000	1,633,628
Energy Transfer Partners L.P.
3.243%, 11/01/66 (b)	900,000	827,100
EnLink Midstream Partners L.P.
4.400%, 04/01/24 (a)	1,060,000	1,112,335
Enterprise Products Operating LLC
8.375%, 08/01/66 (b)	1,059,000	1,192,011
Gibson Energy, Inc.
6.750%, 07/15/21 (144A) (a)	2,735,000	2,960,638
Kinder Morgan Energy Partners L.P.
4.150%, 03/01/22 (a)	2,300,000	2,389,261
5.950%, 02/15/18	1,559,000	1,778,822
ONEOK, Inc.
6.875%, 09/30/28	1,850,000	2,095,578
Plains All American Pipeline L.P. / PAA Finance Corp.
6.125%, 01/15/17	1,467,000	1,643,989

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Questar Pipeline Co.
5.830%, 02/01/18	1,441,000	$1,628,687
Sabine Pass Liquefaction LLC
5.625%, 02/01/21	2,150,000	2,273,625
Spectra Energy Capital LLC
6.200%, 04/15/18	1,109,000	1,272,754
6.750%, 07/15/18	600,000	688,620
Sunoco Logistics Partners Operations L.P.
6.100%, 02/15/42	1,700,000	1,961,469
Transportadora de Gas del Sur S.A.
9.625%, 05/14/20 (144A)	703,895	717,973
Williams Cos., Inc. (The)
7.750%, 06/15/31	1,549,000	1,866,509
Williams Partners L.P.
4.300%, 03/04/24	2,440,000	2,544,671

		31,961,734

Real Estate—0.1%
WP Carey, Inc.
4.600%, 04/01/24	1,210,000	1,257,524

Real Estate Investment Trusts—1.6%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/23 (a)	811,000	807,591
4.600%, 04/01/22	575,000	607,977
BioMed Realty L.P.
4.250%, 07/15/22 (a)	685,000	706,271
Corporate Office Properties L.P.
3.600%, 05/15/23	1,100,000	1,051,833
CubeSmart L.P.
4.800%, 07/15/22	550,000	591,917
DCT Industrial Operating Partnership L.P.
4.500%, 10/15/23	1,250,000	1,287,790
Digital Realty Trust L.P.
4.500%, 07/15/15	900,000	925,669
5.875%, 02/01/20 (a)	350,000	388,993
Health Care REIT, Inc.
4.500%, 01/15/24	900,000	948,301
Healthcare Realty Trust, Inc.
5.750%, 01/15/21	630,000	712,490
6.500%, 01/17/17	1,130,000	1,270,479
Highwoods Realty L.P.
3.625%, 01/15/23	1,525,000	1,506,127
Hospitality Properties Trust
5.000%, 08/15/22	1,490,000	1,576,305
Omega Healthcare Investors, Inc.
4.950%, 04/01/24 (144A)	3,120,000	3,186,650
Piedmont Operating Partnership L.P.
3.400%, 06/01/23 (a)	1,880,000	1,787,136
Senior Housing Properties Trust
6.750%, 04/15/20	2,235,000	2,582,093
Trust F/1401
5.250%, 12/15/24 (144A) (a)	940,000	987,000

		20,924,622

Retail—0.1%
CVS Pass-Through Trust
5.773%, 01/10/33 (144A)	859,844	962,496

Savings & Loans—0.3%
Astoria Financial Corp.
5.000%, 06/19/17	1,700,000	1,846,844
Santander Holdings USA, Inc.
3.450%, 08/27/18	1,450,000	1,536,575

		3,383,419

Semiconductors—0.0%
KLA-Tencor Corp.
6.900%, 05/01/18	154,000	181,191
LDK Solar Co., Ltd.
10.000%, 02/28/14 (CNH) (c)	2,000,000	40,290

		221,481

Software—0.2%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	1,100,000	1,185,250
Audatex North America, Inc.
6.000%, 06/15/21 (144A)	1,950,000	2,081,625

		3,266,875

Telecommunications—2.7%
Altice Financing S.A.
6.500%, 01/15/22 (144A)	1,250,000	1,331,250
CenturyLink, Inc.
6.450%, 06/15/21 (a)	700,000	759,500
7.600%, 09/15/39	700,000	702,625
Cincinnati Bell, Inc.
8.375%, 10/15/20	1,408,000	1,543,520
Crown Castle Towers LLC
4.883%, 08/15/20 (144A)	1,600,000	1,767,328
6.113%, 01/15/20 (144A)	785,000	923,965
Digicel, Ltd.
8.250%, 09/01/17 (144A) (a)	1,350,000	1,388,880
Frontier Communications Corp.
8.500%, 04/15/20	1,775,000	2,094,500
8.750%, 04/15/22	1,950,000	2,262,000
GCI, Inc.
8.625%, 11/15/19	370,000	390,813
GTP Acquisition Partners I LLC
7.628%, 06/15/16 (144A)	1,800,000	1,908,567
GTP Cellular Sites LLC
3.721%, 03/15/17 (144A)	590,117	618,129
GTP Towers Issuer LLC
4.436%, 02/15/15 (144A)	1,980,000	2,012,169
Intelsat Jackson Holdings S.A.
8.500%, 11/01/19	250,000	265,625
MetroPCS Wireless, Inc.
6.625%, 11/15/20	875,000	934,062
Oi S.A.
5.750%, 02/10/22 (144A)	1,700,000	1,696,600

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
PAETEC Holding Corp.
9.875%, 12/01/18 (a)	500,000	$538,750
Unison Ground Lease Funding LLC
2.981%, 03/15/20 (144A)	1,100,000	1,109,097
Verizon Communications, Inc.
6.550%, 09/15/43	2,950,000	3,712,401
VimpelCom Holdings B.V.
7.504%, 03/01/22 (144A)	2,500,000	2,696,875
9.000%, 02/13/18 (144A) (RUB)	72,000,000	2,036,260
WCP Wireless Site Funding LLC
6.829%, 11/15/15 (144A)	1,850,000	1,927,654
Windstream Corp.
6.375%, 08/01/23 (a)	265,000	268,644
7.750%, 10/15/20	1,615,000	1,750,256
8.125%, 09/01/18	400,000	420,000

		35,059,470

Textiles—0.0%
Mohawk Industries, Inc.
3.850%, 02/01/23	575,000	572,844

Transportation—0.4%
Far East Capital, Ltd. S.A.
8.000%, 05/02/18 (144A)	600,000	495,000
Golar LNG Partners L.P.
6.960%, 10/12/17 (NOK) (b)	6,000,000	1,029,533
Inversiones Alsacia S.A.
8.000%, 08/18/18 (144A)	1,339,800	897,666
Viterra, Inc.
5.950%, 08/01/20 (144A)	2,760,000	3,150,153

		5,572,352

Trucking & Leasing—0.2%
GATX Corp.
6.000%, 02/15/18	1,896,000	2,139,670

Total Corporate Bonds & Notes (Cost $509,158,071)		539,257,994

U.S. Treasury & Government Agencies—17.6%

Agency Sponsored Mortgage - Backed—13.7%
Fannie Mae 10 Yr. Pool
4.000%, 08/01/19	510,924	542,862
4.000%, 12/01/19	177,490	188,620
Fannie Mae 15 Yr. Pool
3.000%, TBA (g)	3,100,000	3,220,125
3.500%, TBA (g)	2,900,000	3,073,547
4.000%, 07/01/18	157,048	166,969
4.000%, 08/01/18	173,062	183,973
4.000%, 03/01/19	201,439	214,159
5.000%, 02/01/20	77,765	83,046
5.000%, 10/01/20	381,235	409,279
5.000%, 12/01/21	35,990	38,874
5.000%, 02/01/22	13,668	14,751

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
5.000%, 06/01/22	33,961	36,704
5.000%, 09/01/22	285,806	304,634
5.000%, 07/01/23	224,424	244,719
Fannie Mae 20 Yr. Pool
5.500%, 03/01/25	120,386	135,079
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	931,269	923,346
3.500%, 11/01/40	3,401,306	3,506,693
3.500%, 08/01/42	12,976,727	13,378,805
3.500%, 12/01/42	1,092,936	1,128,131
3.500%, 07/01/43	2,923,663	3,014,251
3.500%, 02/01/44	4,657,669	4,801,984
3.500%, TBA (g)	13,000,000	13,381,875
4.000%, 12/01/40	1,221,497	1,303,157
4.000%, 07/01/41	1,256,120	1,334,962
4.000%, 12/01/41	872,332	928,104
4.000%, 01/01/42	896,425	953,395
4.000%, 04/01/42	865,263	920,064
4.000%, 12/01/42	122,426	130,110
4.000%, 05/01/44	2,992,826	3,180,675
4.000%, TBA (g)	5,000,000	5,306,250
4.500%, 03/01/35	78,471	85,019
4.500%, 07/01/35	172,431	186,855
4.500%, 05/01/39	3,551,983	3,893,123
4.500%, 11/01/40	5,876,287	6,368,177
4.500%, 12/01/40	883,601	963,559
4.500%, 05/01/41	350,944	380,261
4.500%, 07/01/41	4,413,022	4,812,502
4.500%, 11/01/41	566,588	615,664
4.500%, 12/01/41	136,804	148,679
4.500%, 11/01/43	930,269	1,016,021
4.500%, 12/01/43	741,495	809,855
4.500%, TBA (g)	10,000,000	10,829,690
5.000%, 01/01/38	5,496,432	6,107,645
5.000%, 01/01/39	898,045	997,909
5.000%, 06/01/40	403,665	449,007
5.000%, 07/01/40	344,476	383,040
5.000%, TBA (g)	20,000,000	22,209,376
6.000%, 03/01/32	809	921
6.000%, 07/01/37	58,876	66,251
6.000%, 07/01/38	535,415	602,481
6.500%, 07/01/31	356	402
6.500%, 10/01/31	627	709
6.500%, 02/01/32	493	556
6.500%, 12/01/36	2,798	3,154
6.500%, 03/01/37	87,184	98,393
6.500%, 10/01/37	54,293	61,218
7.000%, 09/01/29	342	384
7.500%, 01/01/30	810	960
7.500%, 10/01/30	104	118
Fannie Mae Pool
4.000%, 04/01/42	561,689	597,313
Fannie Mae REMICS (CMO)
3.500%, 01/25/29 (h)	375,802	22,027
4.500%, 06/25/29	709,369	769,114

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
5.000%, 09/25/39	112,759	$118,086
Freddie Mac 15 Yr. Gold Pool
3.500%, 11/01/28	1,832,073	1,944,398
4.500%, 11/01/18	83,974	89,554
5.000%, 12/01/21	127,936	138,218
5.500%, 10/01/16	969	1,028
6.000%, 06/01/17	12,546	13,180
Freddie Mac 30 Yr. Gold Pool
3.500%, 10/01/40	772,646	795,218
3.500%, 08/01/43	3,706,558	3,814,843
4.000%, 01/01/44	3,906,384	4,143,984
4.000%, 04/01/44	7,468,682	7,922,953
4.500%, 04/01/41	2,397,107	2,596,411
4.500%, 03/01/42	3,525,583	3,819,459
4.500%, 05/01/44	1,504,940	1,630,355
5.000%, 05/01/34	325,688	361,384
5.000%, 06/01/35	109,501	121,437
5.000%, 05/01/37	429,311	475,097
5.000%, 09/01/38	75,545	83,602
5.000%, 10/01/38	183,478	203,046
5.000%, 11/01/39	1,507,632	1,675,521
5.000%, 12/01/39	349,314	393,613
6.000%, 06/01/35	25,338	28,439
6.000%, 12/01/36	40,339	45,288
Freddie Mac REMICS (CMO)
5.000%, 06/15/34	186,523	188,324
Ginnie Mae I 15 Yr. Pool
5.000%, 10/15/18	106,220	113,008
5.500%, 08/15/19	36,014	38,366
5.500%, 10/15/19	182,200	193,665
6.000%, 05/15/17	1,102	1,145
6.000%, 06/15/17	1,300	1,353
6.000%, 08/15/19	11,151	11,862
Ginnie Mae I 30 Yr. Pool
4.000%, TBA (g)	6,250,000	6,675,781
4.500%, 09/15/33	149,525	163,920
4.500%, 05/15/34	263,978	288,492
4.500%, 12/15/34	104,477	114,531
4.500%, 04/15/35	351,819	383,972
4.500%, 10/15/35	124,451	136,105
4.500%, 01/15/40	2,657,957	2,905,514
4.500%, 09/15/40	535,160	585,009
4.500%, 07/15/41	816,315	892,187
4.500%, 08/15/41	804,557	878,063
5.000%, 05/15/34	1,221,143	1,355,071
5.000%, 04/15/35	16,345	18,257
5.500%, 01/15/34	100,018	114,826
5.500%, 04/15/34	39,504	44,615
5.500%, 07/15/34	193,755	218,822
5.500%, 10/15/34	123,793	139,598
5.500%, 06/15/35	48,215	53,998
5.500%, 11/15/35	60,814	68,206
5.750%, 10/15/38	146,966	164,147
6.000%, 02/15/24	2,317	2,605
6.000%, 11/15/28	1,129	1,270

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 02/15/33	3,096	3,578
6.000%, 03/15/33	12,809	14,570
6.000%, 06/15/33	12,587	14,401
6.000%, 07/15/33	11,403	13,183
6.000%, 09/15/33	12,860	14,617
6.000%, 10/15/33	5,983	6,822
6.000%, 08/15/34	42,974	48,933
6.500%, 03/15/29	4,226	4,801
6.500%, 02/15/32	1,864	2,144
6.500%, 03/15/32	1,926	2,248
6.500%, 11/15/32	5,708	6,594
7.000%, 03/15/31	348	391
Ginnie Mae II 30 Yr. Pool
4.500%, 09/20/41	858,379	939,049
5.000%, 08/20/34	136,348	151,247
5.500%, 03/20/34	15,569	17,522
6.000%, 05/20/32	22,136	25,034
6.000%, 11/20/33	26,202	30,304
Government National Mortgage Association
1.015%, 02/16/53 (b) (h)	9,133,028	707,161
1.033%, 03/16/53 (b) (h)	6,134,742	454,842
1.063%, 08/16/52 (b) (h)	9,505,276	637,177
1.066%, 09/16/52 (b) (h)	9,314,589	749,070
4.973%, 04/16/42	239,636	255,790
Government National Mortgage Association (CMO)
3.000%, 04/20/41	1,343,039	1,395,815
4.500%, 09/20/39	2,235,000	2,401,387

		179,594,032

U.S. Treasury—3.9%
U.S. Treasury Bonds
2.875%, 05/15/43 (a)	8,000,000	7,310,000
4.250%, 05/15/39 (a)	3,110,000	3,651,821
4.375%, 02/15/38 (a)	1,727,000	2,061,876
4.375%, 11/15/39 (a)	455,000	544,863
4.500%, 02/15/36 (a)	1,610,000	1,955,395
4.500%, 05/15/38 (a)	4,704,000	5,719,772
4.500%, 08/15/39	10,200,000	12,432,841
5.000%, 05/15/37 (a)	289,000	375,158
5.375%, 02/15/31 (a)	1,750,000	2,297,696
6.250%, 08/15/23 (a)	87,000	114,758
U.S. Treasury Notes
1.750%, 05/15/23 (a)	2,000,000	1,894,376
3.125%, 05/15/19	11,500,000	12,332,853

		50,691,409

Total U.S. Treasury & Government Agencies (Cost $223,373,348)		230,285,441

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (b)—9.1%

Security Description	Principal Amount*	Value

Advertising—0.2%
Affinion Group, Inc.
Term Loan B, 6.750%, 04/30/18	1,346,101	$1,354,231
inVentiv Health, Inc.
Term Loan, 7.500%, 08/04/16	920,179	926,220

		2,280,451

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc.
Term Loan B1, 5.000%, 11/02/18	1,427,699	1,444,653
Term Loan B2, 5.000%, 11/02/18	647,225	654,911
Digital Global, Inc.
Term Loan B, 3.750%, 01/31/20	940,100	942,746
DynCorp International LLC
Term Loan B, 6.250%, 07/07/16	178,875	179,568
Hunter Defense Technologies, Inc.
1st Lien Term Loan, 3.480%, 08/22/14	465,186	451,230
TASC, Inc.
Term Loan B, 6.500%, 05/30/20	299,594	294,351

		3,967,459

Air Freight & Logistics—0.0%
FTS International, Inc.
Term Loan B, 5.750%, 04/16/21	151,273	153,329

Airlines—0.1%
Delta Air Lines, Inc.
Term Loan B1, 3.500%, 10/18/18	985,000	985,877

Auto Components—0.1%
Federal-Mogul Holdings Corp.
Term Loan C, 4.750%, 04/15/21	769,170	771,173

Auto Manufacturers—0.3%
ASP HHI Acquisition Co., Inc.
Term Loan, 5.000%, 10/05/18	515,913	521,075
Chrysler Group LLC
Term Loan B, 3.500%, 05/24/17	3,021,550	3,035,947

		3,557,022

Auto Parts & Equipment—0.5%
Gates Investments, Inc.
Term Loan B2, 3.850%, 09/29/16	275,975	276,636
Goodyear Tire & Rubber Co. (The)
2nd Lien Term Loan, 4.750%, 04/30/19	750,000	755,509
Metaldyne LLC
Term Loan, 4.250%, 12/18/18	165,407	166,596
Remy International, Inc.
Term Loan B, 4.250%, 03/05/20	612,460	614,756
TI Group Automotive Systems LLC
Term Loan B, 0.000%, 07/01/21	1,234,918	1,237,623
Tower Automotive Holdings USA LLC
Term Loan, 4.000%, 04/23/20	2,503,439	2,500,710
UCI International, Inc.
Term Loan B, 5.500%, 07/26/17	965,000	969,526

		6,521,356

Building Materials—0.0%
U.S. Silica Co.
Term Loan B, 4.000%, 07/17/20	363,825	364,887

Capital Markets—0.0%
Ozburn-Hessey Holding Co. LLC
Term Loan, 6.750%, 05/23/19	584,100	587,751

Chemicals—0.3%
Axalta Coating Systems U.S. Holdings, Inc.
Term Loan, 4.000%, 02/01/20	1,748,036	1,751,095
Chemtura Corp.
Term Loan B, 3.500%, 08/27/16	423,034	424,355
Huntsman International LLC
Extended Term Loan B, 2.694%, 04/19/17	151,603	151,540
Univar, Inc.
Term Loan B, 5.000%, 06/30/17	954,893	960,188
WR Grace & Co.
Delayed Draw Term Loan, 1.000%, 02/03/21 (j)	192,572	192,452
Term Loan, 3.000%, 01/31/21	537,853	537,517

		4,017,147

Coal—0.3%
American Energy-Permian Basin LLC
Term Loan, 0.000%, 06/18/15 (i)	2,780,000	2,780,000
Walter Energy, Inc.
Term Loan B, 7.250%, 01/06/21	611,362	592,296

		3,372,296

Commercial Services—0.3%
Interactive Data Corp.
Term Loan, 4.750%, 05/02/21	387,783	391,663
Laureate Education, Inc.
Term Loan B, 5.000%, 03/20/20	477,553	468,002
Monitronics International, Inc.
Term Loan B, 4.250%, 05/29/15	692,965	695,345
ON Assignment, Inc.
Term Loan B, 3.500%, 04/09/21	593,392	593,024
Scitor Corp.
Term Loan B, 5.000%, 02/15/17	463,977	458,178
Truven Health Analytics, Inc.
Term Loan B, 4.500%, 06/06/19	1,274,122	1,265,362
WCA Waste Corp.
Term Loan, 4.000%, 03/23/18	650,038	649,430

		4,521,004

Computers—0.3%
Expert Global Solutions, Inc.
Term Loan B, 8.500%, 04/03/18	2,268,431	2,265,595
SkillSoft Corp.
1st Lien Term Loan, 4.500%, 04/28/21	1,400,000	1,402,191

		3,667,786

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—0.1%
WESCO Distribution, Inc.
Term Loan B, 3.750%, 12/12/19	787,623	$789,100

Diversified Consumer Services—0.1%
Darling International, Inc.
Term Loan B, 3.500%, 01/06/21 (EUR)	982,538	1,349,970

Diversified Financial Services—0.3%
Ocwen Financial Corp.
Term Loan, 5.000%, 02/15/18	2,755,125	2,773,777
RPI Finance Trust
Term Loan B3, 3.250%, 11/09/18	1,364,291	1,367,982

		4,141,759

Electric—0.3%
Calpine Construction Finance Co. L.P.
Term Loan B1, 3.000%, 05/03/20	1,163,250	1,144,103
Calpine Corp.
Term Loan B1, 4.000%, 04/01/18	1,190,025	1,195,850
NRG Energy, Inc.
Term Loan B, 2.750%, 07/02/18	897,452	896,891
NSG Holdings LLC
New Term Loan, 3.750%, 12/11/19	683,537	684,392

		3,921,236

Electric Utilities—0.0%
Star West Generation LLC
New Term Loan B, 4.250%, 03/13/20	488,215	490,049

Electrical Components & Equipment—0.0%
Pelican Products, Inc.
Term Loan, 5.250%, 03/20/20	277,831	280,609

Electronics—0.1%
Aeroflex, Inc.
Term Loan B, 4.500%, 11/11/19	882,435	885,744

Entertainment—0.1%
Pinnacle Entertainment, Inc.
Term Loan B2, 3.750%, 08/13/20	660,531	662,939
Six Flags Theme Parks, Inc.
Term Loan B, 3.501%, 12/20/18	700,148	703,211

		1,366,150

Environmental Control—0.1%
Waste Industries USA., Inc.
Term Loan B, 4.250%, 03/17/17	693,942	695,389

Food—0.1%
AdvancePierre Foods, Inc.
Term Loan, 5.750%, 07/10/17	171,752	172,127
Big Heart Pet Brands
Term Loan, 3.500%, 03/08/20	457,389	454,386

Food—(Continued)
Pinnacle Foods Finance LLC
Term Loan G, 3.250%, 04/29/20	977,625	973,880

		1,600,393

Forest Products & Paper—0.2%
Appvion, Inc.
1st Lien Term Loan, 5.753%, 06/28/19	1,885,750	1,910,104
Exopack LLC
Term Loan B, 5.250%, 05/08/19	800,975	814,744

		2,724,848

Health Care Providers & Services—0.1%
Amsurg Corp.
Term Loan, 0.000%, 05/29/15 (i)	1,635,000	1,643,175

Healthcare-Products—0.1%
Immucor, Inc.
Term Loan B2, 5.000%, 08/17/18	1,532,041	1,541,861

Healthcare-Services—0.9%
Accentcare, Inc.
Term Loan B, 6.500%, 12/22/16	491,021	335,122
Alliance Healthcare Services, Inc.
Term Loan B, 4.250%, 06/03/19	742,502	743,779
Ardent Medical Services, Inc.
Term Loan, 6.750%, 07/02/18	393,895	396,684
Gentiva Health Services, Inc.
Term Loan B, 6.500%, 10/18/19	2,507,699	2,509,279
HCA, Inc.
Extended Term Loan B4, 2.984%, 05/01/18	104,024	104,300
Term Loan B5, 2.900%, 03/31/17	249,470	250,297
Iasis Healthcare LLC
Term Loan B2, 4.500%, 05/03/18	701,628	705,311
IMS Health, Inc.
Term Loan, 3.500%, 03/17/21	637,521	634,951
Kindred Healthcare, Inc.
Term Loan, 4.000%, 04/09/21	1,579,713	1,583,994
MMM Holdings, Inc.
Term Loan, 9.750%, 12/12/17	426,759	430,493
MSO of Puerto Rico, Inc.
Term Loan, 9.750%, 12/12/17	310,265	312,980
Select Medical Corp.
Term Loan B, 3.750%, 06/01/18	387,982	388,465
Surgical Care Affiliates LLC
Incremental Term Loan, 4.000%, 06/29/18	2,430,450	2,430,450
Universal Health Services, Inc.
Term Loan B, 2.402%, 11/15/16	372,969	374,988
Virtual Radiologic Corp.
Term Loan A, 7.250%, 12/22/16 (e)	1,302,750	951,008

		12,152,101

Home Furnishings—0.1%
Tempur-Pedic International, Inc.
Term Loan B, 3.500%, 03/18/20	1,644,556	1,643,528

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Household Products—0.1%
Revlon Consumer Products Corp.
Term Loan B, 3.250%, 11/20/17	664,796	$665,627

Industrial Conglomerates—0.1%
Mirror BidCo Corp.
Term Loan, 4.250%, 12/28/19	1,211,612	1,213,629

Insurance—0.7%
Alliant Holdings I, Inc.
Term Loan B, 4.250%, 12/20/19	486,885	488,346
CNO Financial Group, Inc.
Term Loan B2, 3.750%, 09/20/18	832,229	833,959
Confie Seguros Holding II Co.
Term Loan, 5.750%, 11/09/18	3,362,549	3,376,218
USI, Inc.
Term Loan B, 4.250%, 12/27/19	4,541,109	4,555,777

		9,254,300

Machinery—0.1%
Paladin Brands Holding, Inc.
Term Loan B, 6.750%, 08/16/19	963,474	976,722

Machinery-Construction & Mining—0.0%
Terex Corp.
Term Loan, 3.500%, 04/28/17	314,660	317,020

Media—0.2%
Charter Communications Operating LLC
Term Loan F, 3.000%, 01/03/21	1,113,750	1,098,358
HMH Holding, Inc.
Term Loan, 4.250%, 05/22/18	405,663	408,198
Kasima LLC
Term Loan B, 3.250%, 05/17/21	478,125	477,379

		1,983,935

Metal Fabricate/Hardware—0.0%
Grede Holdings LLC
Term Loan B, 4.750%, 06/02/21	275,000	276,661

Mining—0.2%
Novelis, Inc.
Term Loan, 3.750%, 03/10/17	796,148	798,302
Waupaca Foundry, Inc.
Term Loan, 4.000%, 06/29/17	1,723,590	1,728,976

		2,527,278

Oil & Gas—0.4%
Drillships Financing Holdings, Inc.
Term Loan B1, 6.000%, 03/31/21	942,875	959,969
Fieldwood Energy LLC
2nd Lien Term Loan, 8.375%, 09/30/20	1,000,000	1,033,125
Glenn Pool Oil & Gas Trust
Term Loan, 4.500%, 05/02/16	922,722	931,950

Oil & Gas—(Continued)
Samson Investments Co.
2nd Lien Term Loan, 5.000%, 09/25/18	2,200,000	2,200,825

		5,125,869

Packaging & Containers—0.1%
BWAY Holding Co., Inc.
Term Loan B, 4.500%, 08/07/17	221,625	222,733
Ranpak Corp.
1st Lien Term Loan, 4.500%, 04/23/19	509,542	512,727
Reynolds Group Holdings, Inc.
Term Loan, 4.000%, 12/01/18	246,263	246,944

		982,404

Pharmaceuticals—0.3%
Grifols Worldwide Operations USA, Inc.
Term Loan B, 3.150%, 02/27/21	1,017,450	1,017,542
Par Pharmaceutical Cos., Inc.
Term Loan B2, 4.000%, 09/30/19	1,869,801	1,869,801
Valeant Pharmaceuticals International, Inc.
Term Loan B, 3.750%, 08/10/43	393,000	393,204
Term Loan B, 3.750%, 08/05/20	1,261,240	1,261,871

		4,542,418

Retail—0.2%
DineEquity, Inc.
Term Loan B2, 3.750%, 10/19/17	291,781	293,787
Michaels Stores, Inc.
Delayed Draw Term Loan B2, 0.000%, 01/28/20 (i)	700,000	701,123
Pilot Travel Centers LLC
Term Loan B, 3.750%, 03/30/18	668,059	670,140
Wendy's International, Inc.
Term Loan B, 3.250%, 05/15/19	790,472	792,633

		2,457,683

Semiconductors—0.0%
Microsemi Corp.
Term Loan B1, 3.250%, 02/19/20	352,229	351,525

Software—0.4%
Cinedigm Digital Funding I LLC
Term Loan, 3.750%, 02/28/18	255,131	255,609
Epiq Systems, Inc.
Term Loan B, 4.250%, 08/27/20	694,750	696,487
First Data Corp.
Extended Term Loan, 4.154%, 03/24/21	28,291	28,376
Extended Term Loan B, 4.154%, 03/24/18	372,933	374,005
MedAssets, Inc.
Term Loan B, 4.000%, 12/13/19	261,725	261,942
Nuance Communications, Inc.
Term Loan C, 2.900%, 08/07/19	718,782	715,548
Rovi Solutions Corp.
Term Loan B3, 3.500%, 03/29/19	1,533,768	1,534,337

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Verint Systems, Inc.
Term Loan, 3.500%, 09/06/19	782,837	$783,718
Vertafore, Inc.
1st Lien Term Loan, 4.250%, 10/03/19	359,455	360,758

		5,010,780

Specialty Retail—0.1%
Camping World, Inc.
Term Loan, 5.750%, 02/20/20	1,234,375	1,248,268

Telecommunications—0.8%
Cincinnati Bell, Inc.
Term Loan B, 4.000%, 09/10/20	1,434,163	1,436,629
CommScope, Inc.
Term Loan B3, 2.728%, 01/21/17	220,500	221,328
Term Loan B4, 3.250%, 01/26/18	330,750	331,508
MCC Iowa LLC
Term Loan H, 3.250%, 01/29/21	950,400	943,571
Telesat Canada
Term Loan B2, 3.500%, 03/28/19	2,548,244	2,548,652
Virgin Media Bristol LLC
Term Loan B, 3.500%, 06/05/20	4,285,000	4,276,859
Ziggo B.V.
Term Loan B1A, 0.000%, 01/15/22 (i)	471,479	466,818
Term Loan B2A, 0.000%, 01/15/22 (i)	303,830	300,826
Term Loan B3, 0.000%, 01/15/22 (i)	499,691	494,752

		11,020,943

Transportation—0.1%
Swift Transportation Co. LLC
Term Loan B, 3.750%, 06/09/21	850,145	852,802

Total Floating Rate Loans (Cost $118,047,732)		118,801,314

Mortgage-Backed Securities—9.0%

Collateralized Mortgage Obligations—4.9%
American Home Mortgage Investment Trust
2.322%, 06/25/45 (b)	632,673	639,365
Banc of America Alternative Loan Trust
5.000%, 07/25/19	727,269	739,804
5.250%, 05/25/34	475,234	481,651
5.500%, 01/25/20	428,591	434,697
5.500%, 09/25/33	638,860	665,240
5.750%, 04/25/33	669,925	694,660
6.000%, 03/25/34	894,998	925,865
6.000%, 04/25/34	251,423	253,833
6.000%, 11/25/34	276,162	276,260
Banc of America Funding Corp. Trust
0.280%, 08/26/36 (144A) (b)	346,945	344,349
5.500%, 01/25/36	826,225	834,868
Banc of America Mortgage Securities, Inc.
2.740%, 09/25/33 (b)	482,480	483,174
2.816%, 10/25/33 (b)	1,072,951	1,086,864

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Securities, Inc.
4.750%, 10/25/20	27,066	27,247
5.119%, 09/25/35 (b)	262,776	263,879
5.750%, 01/25/35	779,094	792,595
Bayview Opportunity Master Fund Trust IIB L.P.
2.981%, 01/28/33 (144A) (b)	465,773	465,867
Bear Stearns Adjustable Rate Mortgage Trust
4.824%, 02/25/35 (b)	265,293	267,413
Bear Stearns ALT-A Trust
2.615%, 10/25/33 (b)	223,012	224,848
Charlie Mac Trust
5.000%, 10/25/34	147,070	147,054
Citigroup Mortgage Loan Trust, Inc.
1.152%, 09/25/37 (144A) (b)	1,201,312	1,201,075
4.000%, 01/25/35 (144A) (b)	713,635	742,926
Countrywide Alternative Loan Trust
0.552%, 03/25/34 (b)	27,260	27,173
5.125%, 03/25/34	100,229	100,322
5.250%, 09/25/33	713,868	752,998
5.750%, 12/25/33	1,173,763	1,228,636
5.750%, 03/25/34	627,225	633,735
Countrywide Alternative Loan Trust Resecuritization
4.250%, 09/25/33	313,718	307,975
Countrywide Home Loan Mortgage Pass-Through Trust
3.011%, 09/25/33 (b)	4,124	4,011
Credit Suisse First Boston Mortgage Securities Corp.
2.570%, 11/25/33 (b)	404,520	404,379
5.000%, 08/25/20	137,335	137,234
Credit Suisse Mortgage Capital Certificates
1.152%, 11/26/37 (144A) (b)	511,190	500,717
Credit Suisse Mortgage Capital Certificates Trust
3.568%, 06/25/50 (144A) (b)	881,863	880,664
Del Coronado Trust
2.102%, 03/15/26 (144A) (b)	484,000	482,043
Global Mortgage Securitization, Ltd.
0.422%, 04/25/32 (b)	1,593,041	1,529,645
5.250%, 04/25/32	601,060	580,410
Impac CMB Trust
0.672%, 04/25/35 (b)	1,021,132	953,722
0.790%, 09/25/34 (b)	631,625	601,942
0.872%, 10/25/34 (b)	311,121	302,993
0.892%, 11/25/34 (b)	1,773,238	1,706,611
0.912%, 01/25/35 (b)	582,408	531,663
0.952%, 10/25/34 (b)	525,693	503,633
Impac Secured Assets Trust
0.352%, 12/25/36 (b)	1,623,105	1,509,009
0.502%, 08/25/36 (b)	867,804	856,198
Jefferies Resecuritization Trust
2.567%, 05/26/37 (144A) (b)	184,925	184,455
JPMorgan Mortgage Trust
2.201%, 07/25/35 (b)	259,484	260,213
2.500%, 03/25/43 (144A) (b)	3,653,079	3,614,776
3.500%, 05/25/43 (144A) (b)	655,438	659,090

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
3.500%, 01/25/44 (144A) (b)	692,580	$686,669
3.720%, 05/25/43 (144A) (b)	659,687	637,789
6.000%, 09/25/34	708,124	747,307
MASTR Alternative Loan Trust
5.500%, 10/25/19	496,718	508,941
5.500%, 02/25/35	802,728	815,159
6.000%, 07/25/34	1,251,260	1,273,118
6.027%, 01/25/35 (b)	306,797	325,447
MASTR Seasoned Securities Trust
6.622%, 09/25/32 (b)	410,819	429,468
Merrill Lynch Mortgage Investors Trust
2.400%, 10/25/35 (b)	204,684	207,568
2.470%, 02/25/35 (b)	1,198,619	1,201,561
MortgageIT Trust
0.932%, 11/25/34 (b)	1,741,070	1,696,730
Nationstar Mortgage Loan Trust
3.750%, 12/25/52 (144A) (b)	840,305	856,061
New Residential Mortgage Loan Trust
3.750%, 01/25/54 (144A) (b)	1,476,565	1,527,692
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.500%, 08/25/33	510,631	533,099
PHH Mortgage Capital LLC
6.600%, 12/25/27 (144A)	310,093	314,622
RALI Trust
0.702%, 07/25/33 (b)	652,050	606,463
0.722%, 06/25/33 (b)	660,026	626,418
RESI Finance L.P.
1.554%, 09/10/35 (144A) (b)	688,642	600,289
Residential Accredit Loans, Inc. Trust
0.752%, 04/25/34 (b)	195,858	192,621
4.750%, 04/25/34	298,523	307,279
5.000%, 03/25/19	88,930	91,959
5.500%, 09/25/32	177,304	182,285
5.500%, 12/25/34	467,831	475,996
Residential Asset Securitization Trust
0.602%, 10/25/34 (b)	470,891	428,223
5.500%, 02/25/35	172,279	175,310
RFMSI Trust
5.250%, 07/25/35	736,289	760,203
Sequoia Mortgage Trust
0.353%, 05/20/35 (b)	864,910	807,120
0.373%, 03/20/35 (b)	355,475	318,246
0.773%, 09/20/33 (b)	288,717	282,790
1.760%, 06/20/34 (b)	1,549,329	1,522,802
2.250%, 06/25/43 (b)	610,019	577,635
3.000%, 06/25/43 (b)	1,771,868	1,692,754
Springleaf Mortgage Loan Trust
5.300%, 12/25/59 (144A) (b)	175,000	181,023
Structured Adjustable Rate Mortgage Loan Trust
1.011%, 11/25/34 (b)	2,120,005	1,956,010
2.443%, 07/25/34 (b)	728,963	732,445
2.507%, 02/25/34 (b)	273,967	277,624
2.859%, 03/25/34 (b)	206,306	208,839

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust
0.895%, 12/19/33 (b)	889,230	851,912
Structured Asset Securities Corp. Mortgage Certificates
2.688%, 10/25/33 (b)	650,811	651,399
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.486%, 06/25/33 (b)	598,501	605,415
Structured Asset Securities Corp. Trust
6.000%, 08/25/35	341,078	314,764
Thornburg Mortgage Securities Trust
1.634%, 03/25/44 (b)	810,632	802,580
1.772%, 03/25/44 (b)	578,082	574,519
2.173%, 06/25/43 (b)	626,368	626,879
WaMu Mortgage Pass-Through Certificates
0.578%, 10/25/44 (b)	104,132	100,715
2.397%, 01/25/35 (b)	2,680,397	2,692,341
Wells Fargo Mortgage Backed Securities Trust
2.614%, 06/25/35 (b)	557,964	557,840
4.978%, 04/25/35 (b)	66,388	67,301

		63,859,011

Commercial Mortgage-Backed Securities—4.1%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	1,180,893	1,186,115
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.522%, 07/10/43 (144A) (b)	840,000	851,056
Bayview Commercial Asset Trust
1.152%, 01/25/35 (144A) (b)	377,590	339,421
3.530%, 09/25/37 (144A) (h)	8,494,611	550,451
4.695%, 07/25/37 (144A) (h)	5,824,736	33,783
Bear Stearns Commercial Mortgage Securities Trust
7.656%, 10/15/36 (144A) (b)	112,275	112,657
Commercial Mortgage Pass-Through Certificates
0.282%, 12/15/20 (144A) (b)	87,765	87,474
2.436%, 10/15/45	690,000	686,942
2.822%, 10/15/45	720,000	708,960
2.941%, 01/10/46	1,350,000	1,333,144
3.147%, 08/15/45	550,000	555,845
4.814%, 07/17/28 (144A) (b)	113,020	113,042
4.934%, 12/10/44 (b)	300,000	330,371
Credit Suisse Commercial Mortgage Trust
5.361%, 02/15/40	2,283,383	2,450,439
DBUBS Mortgage Trust
5.578%, 08/10/44 (144A) (b)	1,400,000	1,580,597
5.730%, 11/10/46 (144A) (b)	600,000	685,277
FREMF Mortgage Trust
3.310%, 03/25/45 (144A) (b)	700,000	710,379
3.609%, 11/25/46 (144A) (b)	800,000	825,864
3.872%, 04/25/45 (144A) (b)	1,000,000	1,045,896
4.176%, 05/25/45 (144A) (b)	988,000	1,004,043
4.436%, 07/25/48 (144A) (b)	1,825,000	1,932,545

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
FREMF Mortgage Trust
4.495%, 01/25/46 (144A) (b)	765,000	$817,673
4.774%, 11/25/49 (144A) (b)	1,050,000	1,135,716
5.051%, 07/25/44 (144A) (b)	900,000	981,292
5.333%, 02/25/47 (144A) (b)	400,000	447,097
5.360%, 09/25/45 (144A) (b)	900,000	1,005,519
5.405%, 09/25/43 (144A) (b)	400,000	447,790
5.618%, 04/25/20 (144A) (b)	600,000	677,948
GE Business Loan Trust
0.322%, 04/16/35 (144A) (b)	485,053	456,040
0.402%, 06/15/33 (144A) (b)	1,599,563	1,529,859
GS Mortgage Securities Corp. II
3.682%, 02/10/46 (144A)	750,000	752,944
4.782%, 07/10/39	1,084,887	1,112,864
GS Mortgage Securities Trust
3.135%, 06/10/46	1,250,000	1,249,257
3.377%, 05/10/45	1,000,000	1,033,407
5.560%, 11/10/39	800,000	867,476
Irvine Core Office Trust
3.279%, 05/15/48 (144A) (b)	1,250,000	1,246,340
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4
5.040%, 10/15/42 (b)	2,575,000	2,642,954
JPMorgan Chase Commercial Mortgage Securities Trust
0.512%, 11/15/18 (144A) (b)	602,399	568,064
1.952%, 04/15/28 (144A) (b)	1,100,000	1,104,781
3.616%, 11/15/43 (144A)	1,000,000	1,064,339
3.977%, 10/15/45 (144A) (b)	700,000	720,623
4.650%, 07/15/28 (144A) (b)	850,000	850,043
5.623%, 05/12/45	730,000	749,342
5.692%, 11/15/43 (144A) (b)	300,000	338,809
6.218%, 02/15/51 (b)	1,350,000	1,401,656
Lehman Brothers Small Balance Commercial Mortgage Trust
0.352%, 09/25/36 (144A) (b)	385,969	358,091
0.402%, 02/25/30 (144A) (b)	940,341	834,942
0.402%, 09/25/30 (144A) (b)	382,030	357,521
1.102%, 10/25/37 (144A) (b)	245,471	243,774
LSTAR Commercial Mortgage Trust
5.329%, 06/25/43 (144A) (b)	942,000	957,867
Morgan Stanley Capital I Trust
5.073%, 08/13/42 (b)	600,000	620,337
5.569%, 12/15/44	750,000	816,741
NorthStar Mortgage Trust
4.395%, 08/25/29 (144A) (b)	800,000	811,730
ORES NPL LLC
3.081%, 09/25/25 (144A)	778,279	778,319
RAIT Trust
2.302%, 05/13/31 (144A) (b)	500,000	493,750
Resource Capital Corp. Ltd.
2.302%, 12/15/28 (144A) (b)	2,000,000	2,017,950
Timberstar Trust
5.668%, 10/15/36 (144A)	540,000	588,271
7.530%, 10/15/36 (144A)	1,549,000	1,645,509

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
5.771%, 11/15/43 (144A) (b)	950,000	1,077,979
WF-RBS Commercial Mortgage Trust
5.392%, 02/15/44 (144A) (b)	250,000	279,605
5.415%, 06/15/44 (144A) (b)	400,000	434,074

		52,642,594

Total Mortgage-Backed Securities (Cost $111,351,273)		116,501,605

Foreign Government—6.4%

Municipal—0.3%
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/28 (144A)	3,000,000	3,027,000
Province of Salta Argentina
9.500%, 03/16/22 (144A)	820,620	804,208

		3,831,208

Regional Government—0.4%
Queensland Treasury Corp.
5.750%, 07/22/24 (AUD)	2,000,000	2,159,078
6.000%, 07/21/22 (AUD)	2,500,000	2,721,303

		4,880,381

Sovereign—5.7%
Brazilian Government International Bond
10.250%, 01/10/28 (BRL)	3,250,000	1,544,467
Croatia Government International Bond
5.500%, 04/04/23 (144A) (a)	1,300,000	1,350,375
Ghana Government Bonds
19.240%, 05/30/16 (GHS)	3,200,000	882,739
26.000%, 06/05/17 (GHS)	900,000	276,543
Indonesia Treasury Bonds
6.125%, 05/15/28 (IDR)	4,898,000,000	326,396
7.000%, 05/15/22 (IDR)	4,500,000,000	353,016
7.000%, 05/15/27 (IDR)	4,400,000,000	326,613
8.250%, 06/15/32 (IDR)	32,495,000,000	2,576,575
IPIC GMTN, Ltd.
5.500%, 03/01/22 (144A) (a)	1,680,000	1,927,800
Ireland Government Bond
5.000%, 10/18/20 (EUR)	1,820,000	3,040,095
Kenya Government International Bonds
5.875%, 06/24/19 (144A)	735,000	750,067
6.875%, 06/24/24 (144A)	1,565,000	1,627,600
Mexican Bonos
6.500%, 06/09/22 (MXN)	53,750,000	4,403,597
7.500%, 06/03/27 (MXN)	59,000,000	5,158,920
Mexican Udibonos
2.000%, 06/09/22 (MXN)	18,625,929	1,430,450
3.500%, 12/14/17 (MXN)	25,553,881	2,157,919
Nigeria Government Bond
16.000%, 06/29/19 (NGN)	453,000,000	3,248,868
Norwegian Government Bonds
2.000%, 05/24/23 (NOK)	10,000,000	1,583,984

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Norwegian Government Bonds
4.250%, 05/19/17 (NOK)	52,440,000	$9,217,355
4.500%, 05/22/19 (NOK)	17,550,000	3,227,883
5.000%, 05/15/15 (NOK)	83,350,000	14,016,704
Poland Government International Bond
4.000%, 01/22/24	1,325,000	1,374,687
Republic of Ghana
7.875%, 08/07/23 (144A)	3,060,000	2,960,550
Romania Government Bonds
5.850%, 04/26/23 (RON)	14,070,000	4,864,061
5.950%, 06/11/21 (RON)	5,590,000	1,957,434
Russian Foreign Bond - Eurobond
7.500%, 03/31/30 (144A) (k)	820,288	950,008
Sri Lanka Government International Bond
5.875%, 07/25/22 (144A) (a)	650,000	668,687
Turkey Government Bond
10.500%, 01/15/20 (TRY)	4,855,000	2,492,123

		74,695,516

Total Foreign Government (Cost $86,491,115)		83,407,105

Municipals—3.8%
Baylor University
4.313%, 03/01/42	800,000	753,136
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project
5.950%, 05/15/33 (b)	3,360,000	3,681,787
Butler AL, Industrial Development Board Solid Waste Disposal Revenue Georgia-Pacific Corp. Project
5.750%, 09/01/28	625,000	631,219
California Educational Facilities Authority Revenue
5.000%, 06/01/43	1,470,000	1,872,060
Charlotte Special Facilities Revenue Refunding Charlotte / Douglas International Airport
5.600%, 07/01/27	1,000,000	1,004,470
Gulf Coast Waste Disposal Authority
5.200%, 05/01/28	945,000	987,686
Houston TX, Higher Education Finance Corp. Revenue Rice University Project
5.000%, 05/15/40	1,000,000	1,114,790
Indianapolis Airport Authority Federal Express Corp. Project
5.100%, 01/15/17	660,000	727,690
JobsOhio Beverage System
3.985%, 01/01/29	2,990,000	3,004,173
4.532%, 01/01/35	760,000	784,586
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects
6.750%, 11/01/32	1,550,000	1,730,094
Massachusetts State Development Finance Agency Revenue Board Institute, Inc.
5.250%, 04/01/37	1,350,000	1,489,914
5.375%, 04/01/41	400,000	441,904
Massachusetts State Development Finance Agency Revenue Harvard University
5.000%, 10/15/40	800,000	914,096
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University
5.500%, 11/15/36	4,300,000	4,986,753
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology
5.500%, 07/01/32	950,000	1,259,529
6.000%, 07/01/36	675,000	801,286
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital
6.500%, 01/01/41	600,000	670,506
New Jersey Economic Development Authority Lease Revenue
Zero Coupon, 02/15/18	3,400,000	3,120,044
New Jersey State Transportation Trust Fund Authority Transportation Systems
5.500%, 06/15/41	2,000,000	2,213,640
New York City Transitional Finance Authority Revenue Future Tax Secured
5.000%, 11/01/33	300,000	338,019
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University
5.000%, 07/01/40	1,200,000	1,351,104
New York State Dormitory Authority, Taxable, General Purpose Bonds
5.000%, 12/15/30	1,150,000	1,314,990
North East Independent School District.
5.250%, 02/01/31	640,000	805,862
Port Authority of New York & New Jersey
4.458%, 10/01/62	460,000	470,838
Port of Corpus Christi Authority TX Celanese Project
6.700%, 11/01/30	1,500,000	1,503,555
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects
6.250%, 11/01/33	800,000	905,624
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp.
5.125%, 06/01/37	1,710,000	1,791,533
State of California
3.380%, 05/15/28	1,200,000	1,130,556
State of Washington
3.000%, 07/01/28	450,000	435,951
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project
5.600%, 12/01/35	1,670,000	1,699,342
Texas A&M University Permanent University Fund
5.000%, 07/01/30	530,000	625,379

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project.
5.900%, 05/01/38 (b)	1,505,000	$1,625,987
Texas Municipal Gas Acquisition & Supply Corp. III
5.000%, 12/15/30	750,000	792,292
5.000%, 12/15/31	1,550,000	1,629,530
University of Texas System
5.000%, 08/15/43	395,000	441,863
Wisconsin State General Reserve
5.750%, 05/01/33	134,000	155,937
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project
4.900%, 03/01/28	300,000	309,390

Total Municipals (Cost $45,623,484)		49,517,115

Asset-Backed Securities—3.5%

Asset-Backed - Automobile—0.4%
American Credit Acceptance Receivables Trust
4.050%, 02/15/18 (144A)	321,000	326,342
AmeriCredit Automobile Receivables Trust
4.040%, 07/10/17	300,000	310,556
Capital Auto Receivables Asset Trust
2.190%, 09/20/21	500,000	501,541
CarNow Auto Receivables Trust
2.980%, 11/15/17 (144A)	473,000	475,475
Chesapeake Funding LLC
0.601%, 05/07/24 (144A) (b)	406,503	407,132
1.301%, 05/07/24 (144A) (b)	300,000	302,292
First Investors Auto Owner Trust
2.530%, 01/15/20 (144A)	275,000	275,505
Flagship Credit Auto Trust
5.380%, 07/15/20 (144A)	700,000	721,518
Prestige Auto Receivables Trust
3.900%, 07/16/18 (144A)	480,841	485,301
Santander Drive Auto Receivables Trust
1.620%, 02/15/19	250,000	251,468
2.700%, 08/15/18	650,000	668,162
3.780%, 11/15/17	400,000	410,628
Tidewater Auto Receivables Trust
2.830%, 10/15/19 (144A)	500,000	509,407
United Auto Credit Securitization Trust
2.900%, 12/15/17 (144A)	400,000	403,604

		6,048,931

Asset-Backed - Home Equity—0.3%
Accredited Mortgage Loan Trust
0.302%, 09/25/36 (b)	926,716	898,360
Aegis Asset Backed Securities Trust
0.422%, 12/25/35 (b)	775,031	730,896
Citigroup Mortgage Loan Trust, Inc.
0.902%, 05/25/35 (144A) (b)	429,900	414,290

Asset-Backed - Home Equity—(Continued)
Home Equity Asset Trust
0.262%, 03/25/37 (b)	394,644	387,097
0.532%, 01/25/36 (b)	311,553	301,137
Irwin Whole Loan Home Equity Trust
0.852%, 03/25/25 (b)	208,877	208,316
Nationstar Home Equity Loan Trust
0.302%, 03/25/37 (b)	281,315	266,972
Option One Mortgage Loan Trust
0.412%, 11/25/35 (b)	386,748	380,009
Wells Fargo Home Equity Trust
0.562%, 11/25/35 (b)	189,279	188,767

		3,775,844

Asset-Backed Manufactured Housing —0.4%
ACE Securities Corp. Manufactured Housing Trust
6.500%, 08/15/30 (144A) (b)	1,041,036	1,081,114
Conseco Financial Corp.
6.240%, 12/01/28 (b)	39,186	40,243
Credit-Based Asset Servicing and Securitization LLC
5.647%, 10/25/36 (144A)	375,000	366,180
Greenpoint Manufactured Housing
8.450%, 06/20/31 (b)	125,019	121,314
Lehman ABS Manufactured Housing Contract Trust
5.873%, 04/15/40	186,567	196,692
Madison Avenue Manufactured Housing Contract
2.402%, 03/25/32 (b)	806,523	806,043
3.402%, 03/25/32 (b)	250,000	244,453
Mid-State Capital Trust
5.250%, 12/15/45 (144A)	428,233	444,167
7.000%, 12/15/45 (144A)	506,093	525,791
Mid-State Trust
7.540%, 02/15/36	44,649	47,997
Origen Manufactured Housing Contract Trust
5.460%, 11/15/35 (b)	306,909	315,780
5.460%, 06/15/36 (b)	250,345	261,576
5.910%, 01/15/35 (b)	434,589	460,507

		4,911,857

Asset-Backed - Other—2.4%
American Homes 4 Rent
1.600%, 06/17/31 (144A) (b)	500,000	500,096
Bayview Opportunity Master Fund Trust
3.721%, 04/28/18 (144A)	445,173	448,212
Beacon Container Finance LLC
3.720%, 09/20/27 (144A)	206,781	211,121
Carrington Mortgage Loan Trust
0.262%, 07/25/36 (b)	276,423	269,103
0.552%, 09/25/35 (b)	52,145	51,474
0.887%, 02/25/35 (b)	241,164	240,889
Citicorp Residential Mortgage Securities Trust
5.703%, 11/25/36	1,596,263	1,616,763
5.775%, 09/25/36	795,519	837,267
5.892%, 03/25/37	1,042,779	1,026,723
5.939%, 07/25/36	1,111,743	1,158,437

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CKE Restaurant Holdings, Inc.
4.474%, 03/20/43 (144A)	3,041,875	$3,124,355
Colony American Homes Single-Family Rental Pass-Through Certificates
2.050%, 07/17/31 (144A) (b)	1,000,000	1,001,217
Countrywide Asset-Backed Certificates
0.332%, 06/25/36 (b)	367,034	351,565
0.400%, 04/25/36 (b)	217,475	212,486
4.456%, 10/25/35 (b)	223,844	224,291
Credit-Based Asset Servicing and Securitization LLC
0.240%, 04/25/37 (b)	314,822	255,821
Cronos Containers Program, Ltd.
3.810%, 09/18/27 (144A)	412,500	414,568
Dominos Pizza Master Issuer LLC
5.216%, 01/25/42 (144A)	2,242,666	2,410,018
Drug Royalty II L.P. 2
3.082%, 07/15/23 (144A) (b)	750,000	750,000
Ellington Loan Acquisition Trust
1.052%, 05/25/37 (144A) (b)	225,752	222,701
First Franklin Mortgage Loan Trust
0.662%, 09/25/35 (b)	368,182	361,655
0.827%, 03/25/35 (b)	81,979	81,654
1.230%, 09/25/34 (b)	28,049	28,007
Global SC Finance SRL
4.110%, 07/19/27 (144A)	565,833	567,955
GMAT Trust
3.967%, 11/25/43 (144A)	1,376,026	1,378,616
Hercules Capital Funding Trust
3.320%, 12/16/17 (144A)	161,998	162,605
Icon Brands Holdings LLC
4.229%, 01/25/43 (144A)	951,738	960,655
JP Morgan Mortgage Acquisition Trust
0.300%, 05/25/36 (b)	123,199	120,781
Leaf Receivables Funding LLC
2.670%, 09/15/20 (144A)	538,712	542,321
5.110%, 09/15/21 (144A)	531,000	543,797
5.500%, 09/15/20 (144A)	367,451	371,566
Oxford Finance Funding Trust
3.900%, 03/15/17 (144A)	75,952	76,522
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	1,271,000	1,280,532
Sierra Timeshare Receivables Funding LLC
1.870%, 08/20/29 (144A)	225,898	227,844
Spirit Master Funding LLC
3.887%, 12/20/43 (144A)	200,000	206,918
5.740%, 03/20/42 (144A)	178,653	197,188
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	900,000	901,589
2.580%, 09/15/21 (144A)	2,100,000	2,115,389
STORE Master Funding LLC
4.160%, 03/20/43 (144A)	196,119	199,681
4.210%, 04/20/44 (144A)	599,750	618,678
Structured Asset Investment Loan Trust
0.352%, 01/25/36 (b)	355,800	344,968
0.752%, 05/25/35 (b)	57,338	57,324

Asset-Backed - Other—(Continued)
Structured Asset Securities Corp. Mortgage Loan Trust
0.282%, 03/25/37 (b)	212,002	210,751
TAL Advantage V LLC
3.510%, 02/22/39 (144A)	1,232,500	1,252,177
Truman Capital Mortgage Loan Trust
1.852%, 01/25/34 (144A) (b)	600,000	589,967
Vericrest Opportunity Loan Transferee
3.625%, 11/25/53 (144A)	1,155,881	1,165,577
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	414,766	415,305
2.500%, 03/20/25 (144A)	209,037	210,019
3.000%, 01/20/25 (144A)	459,818	463,129
3.750%, 08/20/25 (144A)	164,590	166,732
4.500%, 01/20/25 (144A)	284,649	289,090

		31,436,099

Total Asset-Backed Securities (Cost $44,744,158)		46,172,731

Convertible Bonds—3.1%

Biotechnology—0.3%
Cubist Pharmaceuticals, Inc.
1.125%, 09/01/18 (144A) (a)	1,345,000	1,513,125
1.875%, 09/01/20 (144A) (a)	1,450,000	1,653,000

		3,166,125

Coal—0.1%
American Energy - Utica LLC
3.500%, 03/01/21 (144A) (f)	860,000	924,500

Computers—0.2%
Mentor Graphics Corp.
4.000%, 04/01/31 (a)	2,213,000	2,709,542

Electrical Components & Equipment—0.2%
General Cable Corp.
4.500%, 11/15/29 (l)	2,420,000	2,395,800

Electronics—0.2%
Vishay Intertechnology, Inc.
2.250%, 05/15/41 (144A) (a)	2,545,000	2,460,697

Healthcare-Products—0.7%
Hologic, Inc.
2.000%, 12/15/37 (a) (l)	3,000,000	3,763,125
Hologic, Inc.
2.000%, 03/01/42 (a) (l)	1,400,000	1,530,375
NuVasive, Inc.
2.750%, 07/01/17 (a)	3,680,000	4,209,000

		9,502,500

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Home Builders—0.2%
KB Home
1.375%, 02/01/19 (a)	1,275,000	$1,281,375
Ryland Group, Inc. (The)
0.250%, 06/01/19 (a)	645,000	589,369

		1,870,744

Internet—0.0%
WebMD Health Corp.
2.500%, 01/31/18 (a)	485,000	509,856

Mining—0.2%
Mirabela Nickel, Ltd.
9.500%, 06/20/19 (d) (n)	299,000	299,000
Vedanta Resources Jersey, Ltd.
5.500%, 07/13/16	2,200,000	2,260,500

		2,559,500

Oil & Gas—0.3%
Chesapeake Energy Corp.
2.250%, 12/15/38	1,250,000	1,204,687
Cobalt International Energy, Inc.
2.625%, 12/01/19	2,500,000	2,306,250

		3,510,937

Semiconductors—0.6%
Intel Corp.
2.950%, 12/15/35 (a)	4,130,000	5,134,106
Lam Research Corp.
1.250%, 05/15/18 (a)	2,199,000	3,004,384

		8,138,490

Software—0.1%
Nuance Communications, Inc.
2.750%, 11/01/31 (a)	1,745,000	1,742,819

Transportation—0.0%
Golar LNG, Ltd.
3.750%, 03/07/17	300,000	404,370

Total Convertible Bonds (Cost $34,736,810)		39,895,880

Preferred Stocks—2.1%

Banks—0.9%
Citigroup, Inc., 7.125% (a) (b)	150,000	4,147,350
CoBank ACB, 6.250% (144A) (b)	1,500	155,391
Fifth Third Bancorp, 6.625% (a) (b)	56,300	1,507,714
GMAC Capital Trust I, 8.125% (b)	56,000	1,528,800

Banks—(Continued)
U.S. Bancorp
Series F, 6.500% (a) (b)	50,000	1,413,000
Series G, 6.000% (a) (b)	120,475	3,302,220

		12,054,475

Capital Markets—0.2%
Morgan Stanley, 7.125% (a) (b)	50,000	1,393,500
State Street Corp., 5.900% (b)	43,000	1,126,600

		2,520,100

Consumer Finance—0.0%
Ally Financial, Inc. 7.000% (144A)	250	250,633

Diversified Financial Services—0.4%
Citigroup Capital XIII, 7.875% (b)	174,166	4,824,398

Insurance—0.3%
Allstate Corp. (The), 5.100% (b)	106,925	2,687,025
Aspen Insurance Holdings, Ltd., 5.950% (b)	50,000	1,245,000

		3,932,025

Pharmaceuticals—0.1%
CEVA Holdings Inc. - Series A	864	950,092

Telecommunications—0.2%
Qwest Corp., 7.375%	109,000	2,880,870

Total Preferred Stocks (Cost $26,130,743)		27,412,593

Convertible Preferred Stocks—1.0%

Banks—0.9%
Bank of America Corp.
7.250%, 12/31/49	3,535	4,125,345
Wells Fargo & Co., Series L
7.500%, 12/31/49	5,965	7,241,510

		11,366,855

Diversified Financial Services—0.1%
AMG Capital Trust II
5.150%, 10/15/37	20,000	1,256,250

Total Convertible Preferred Stocks (Cost $11,682,993)		12,623,105

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Auto Components—0.0%
Lear Corp.	1,488	$132,908

Commercial Services—0.0%
Comdisco Holding Co., Inc. (m)	83	407

Containers & Packaging—0.0%
Smurfit Kappa Group plc	219	5,002

Diversified Financial Services—0.0%
BTA Bank JSC (GDR) (144A) (m)	1,133	555

Marine—0.0%
Horizon Lines, Inc. (a) (e) (m)	278,510	111,376

Media—0.0%
Cengage Thomson Learning, Inc.	10,995	388,948

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (m)	2,370,320	89,404

Pharmaceuticals—0.1%
Ceva Holdings LLC (m)	399	438,900

Total Common Stocks (Cost $2,042,114)		1,167,500

Warrants—0.0%

Auto Components—0.0%
Lear Corp., Expires 11/09/14 (m)	166	28,824

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (e) (m)	1,700	37,400

Total Warrants (Cost $0)		66,224

Short-Term Investments—16.3%

Mutual Fund—9.6%
State Street Navigator Securities Lending MET Portfolio (o)	125,437,620	125,437,620

Repurchase Agreement—6.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $87,661,119 on 07/01/14, collateralized by $89,305,000 U.S. Treasury Note at 2.000% due 11/30/20 with a value of $89,416,631.	87,661,119	87,661,119

Total Short-Term Investments (Cost $213,098,739)		213,098,739

Total Investments—113.4% (Cost $1,426,480,580)		1,478,207,346

Unfunded Loan Commitments—(0.0)% (Cost $(192,572))		(192,572)
Net Investments—113.4% (Cost $1,426,288,008) (p)		1,478,014,774
Other assets and liabilities (net)—(13.4)%		(174,240,530)

Net Assets—100.0%		$1,303,774,244

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $125,758,991 and the collateral received consisted of cash in the amount of $125,437,620 and non-cash collateral with a value of $5,819,438. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $678,802, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of June 30, 2014, these securities represent 0.2% of net assets.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Interest only security.
(i)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(l)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(m)	Non-income producing security.
(n)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent less than 0.05% of net assets.
(o)	Represents investment of cash collateral received from securities lending transactions.
(p)	As of June 30, 2014, the aggregate cost of investments was $1,426,288,008. The aggregate unrealized appreciation and depreciation of investments were $71,216,340 and $(19,489,574), respectively, resulting in net unrealized appreciation of $51,726,766.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $372,618,596, which is 28.6% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country's bank against a certain number of shares of a company's stock held in its custody but traded on the stock exchange of another country.
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(NGN)—	Nigerian Naira
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Desarrolladora Homex S.A.B. de C.V.	02/02/12	$905,000	$895,035	$135,750
Desarrolladora Homex S.A.B. de C.V.	12/11/09	855,000	846,136	128,250
Independencia International, Ltd.	08/05/08 - 07/01/10	296,948	545,094	742
Mirabela Nickel, Ltd.	06/30/14	299,000	299,000	299,000
Urbi Desarrollos Urbanos S.A.B. de C.V.	01/13/10	346,000	342,354	38,060
Urbi Desarrollos Urbanos S.A.B. de C.V.	01/27/12	700,000	690,843	77,000

				$678,802

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
IDR	8,959,648,178	JPMorgan Chase Bank N.A.	07/07/14	$750,389	$4,719
KRW	1,603,321,397	JPMorgan Chase Bank N.A.	07/09/14	1,562,539	21,669
KRW	1,717,701,304	JPMorgan Chase Bank N.A.	07/09/14	1,684,021	13,203

Contracts to Deliver
AUD	6,508,478	Brown Brothers Harriman & Co.	09/04/14	$5,999,678	$(109,692)
EUR	3,949,821	Brown Brothers Harriman & Co.	07/16/14	5,460,928	52,152
EUR	15,458,921	JPMorgan Chase Bank N.A.	07/16/14	21,011,866	(157,154)
EUR	2,318,368	UBS AG	07/16/14	3,203,697	28,988
JPY	959,505,126	JPMorgan Chase Bank N.A.	08/19/14	9,450,772	(23,975)
JPY	39,880,236	JPMorgan Chase Bank N.A.	08/19/14	391,371	(2,431)
NZD	2,495,750	Brown Brothers Harriman & Co.	08/07/14	2,150,075	(27,919)

Net Unrealized Depreciation					$(200,440)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	09/19/14	83	USD	12,527,394	$(82,581)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/14	(98)	USD	(13,513,775)	69,400
U.S. Treasury Note 2 Year Futures	09/30/14	(36)	USD	(7,913,150)	7,775
U.S. Treasury Note 5 Year Futures	09/30/14	(878)	USD	(105,268,396)	381,692
U.S. Treasury Note 10 Year Futures	09/19/14	(1,215)	USD	(152,725,931)	642,103

Net Unrealized Appreciation					$1,018,389

(AUD)—	Australian Dollar
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$539,257,994	$—	$539,257,994
Total U.S. Treasury & Government Agencies*	—	230,285,441	—	230,285,441
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	118,608,742	—	118,608,742
Total Mortgage-Backed Securities*	—	116,501,605	—	116,501,605
Total Foreign Government*	—	83,407,105	—	83,407,105
Total Municipals	—	49,517,115	—	49,517,115
Total Asset-Backed Securities*	—	46,172,731	—	46,172,731
Convertible Bonds
Biotechnology	—	3,166,125	—	3,166,125
Coal	—	924,500	—	924,500
Computers	—	2,709,542	—	2,709,542
Electrical Components & Equipment	—	2,395,800	—	2,395,800
Electronics	—	2,460,697	—	2,460,697
Healthcare-Products	—	9,502,500	—	9,502,500
Home Builders	—	1,870,744	—	1,870,744
Internet	—	509,856	—	509,856
Mining	—	2,260,500	299,000	2,559,500
Oil & Gas	—	3,510,937	—	3,510,937
Semiconductors	—	8,138,490	—	8,138,490
Software	—	1,742,819	—	1,742,819
Transportation	—	404,370	—	404,370
Total Convertible Bonds	—	39,596,880	299,000	39,895,880
Preferred Stocks
Banks	11,899,084	155,391	—	12,054,475
Capital Markets	2,520,100	—	—	2,520,100
Consumer Finance	—	250,633	—	250,633
Diversified Financial Services	4,824,398	—	—	4,824,398
Insurance	3,932,025	—	—	3,932,025
Pharmaceuticals	—	950,092	—	950,092
Telecommunications	2,880,870	—	—	2,880,870
Total Preferred Stocks	26,056,477	1,356,116	—	27,412,593
Convertible Preferred Stocks
Banks	11,366,855	—	—	11,366,855
Diversified Financial Services	—	1,256,250	—	1,256,250
Total Convertible Preferred Stocks	11,366,855	1,256,250	—	12,623,105

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$132,908	$—	$—	$132,908
Commercial Services	407	—	—	407
Containers & Packaging	—	5,002	—	5,002
Diversified Financial Services	—	555	—	555
Marine	111,376	—	—	111,376
Media	—	388,948	—	388,948
Metals & Mining	89,404	—	—	89,404
Pharmaceuticals	—	438,900	—	438,900
Total Common Stocks	334,095	833,405	—	1,167,500
Total Warrants*	—	66,224	—	66,224
Short-Term Investments
Mutual Fund	125,437,620	—	—	125,437,620
Repurchase Agreement	—	87,661,119	—	87,661,119
Total Short-Term Investments	125,437,620	87,661,119	—	213,098,739
Total Net Investments	$163,195,047	$1,314,520,727	$299,000	$1,478,014,774

Collateral for securities loaned (Liability)	$—	$(125,437,620)	$—	$(125,437,620)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$120,731	$—	$120,731
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(321,171)	—	(321,171)
Total Forward Contracts	$—	$(200,440)	$—	$(200,440)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,100,970	$—	$—	$1,100,970
Futures Contracts (Unrealized Depreciation)	(82,581)	—	—	(82,581)
Total Futures Contracts	$1,018,389	$—	$—	$1,018,389

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Convertible Bonds
Mining	$—	$0	$299,000	$299,000	$0

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,478,014,774
Cash	6,530,419
Cash denominated in foreign currencies (c)	5,648,649
Cash collateral for futures contracts	2,445,482
Unrealized appreciation on forward foreign currency exchange contracts	120,731
Receivable for:
Investments sold	2,298,180
Fund shares sold	158,197
Principal paydowns	61,170
Dividends and interest	12,171,444

Total Assets	1,507,449,046
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	321,171
Collateral for securities loaned	125,437,620
Payables for:
Investments purchased	11,824,677
TBA securities purchased	64,328,111
Fund shares redeemed	700,505
Variation margin on futures contracts	130,876
Accrued expenses:
Management fees	604,292
Distribution and service fees	40,505
Deferred trustees' fees	58,994
Other expenses	228,051

Total Liabilities	203,674,802

Net Assets	$1,303,774,244

Net assets consist of:
Paid in surplus	$1,221,994,610
Undistributed net investment income	25,464,464
Accumulated net realized gain	3,844,806
Unrealized appreciation on investments, futures contracts and foreign currency transactions	52,470,364

Net Assets	$1,303,774,244

Net Assets
Class A	$1,004,783,752
Class B	49,103,324
Class E	249,887,168
Capital Shares Outstanding*
Class A	91,236,262
Class B	4,546,796
Class E	22,828,170
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.01
Class B	10.80
Class E	10.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,426,288,008.
(b)	Includes securities loaned at value of $125,758,991.
(c)	Identified cost of cash denominated in foreign currencies was $5,729,292.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$1,210,179
Interest (a)	30,677,784
Securities lending income	188,598

Total investment income	32,076,561
Expenses
Management fees	3,599,492
Administration fees	14,936
Custodian and accounting fees	209,981
Distribution and service fees—Class B	45,919
Distribution and service fees—Class E	182,374
Audit and tax services	31,671
Legal	15,667
Trustees' fees and expenses	22,085
Shareholder reporting	50,764
Insurance	4,069
Miscellaneous	6,155

Total expenses	4,183,113

Net Investment Income	27,893,448

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	10,793,890
Futures contracts	(1,835,715)
Foreign currency transactions	(691,147)

Net realized gain	8,267,028

Net change in unrealized appreciation (depreciation) on:
Investments	29,791,541
Futures contracts	(1,382,931)
Foreign currency transactions	(10,796)

Net change in unrealized appreciation	28,397,814

Net realized and unrealized gain	36,664,842

Net Increase in Net Assets From Operations	$64,558,290

(a)	Net of foreign withholding taxes of $6,481.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,893,448	$60,083,237
Net realized gain	8,267,028	13,618,754
Net change in unrealized appreciation (depreciation)	28,397,814	(55,262,680)

Increase in net assets from operations	64,558,290	18,439,311

From Distributions to Shareholders
Net investment income
Class A	(50,319,138)	(47,801,563)
Class B	(1,930,820)	0
Class E	(11,977,710)	(12,818,601)
Net realized capital gains
Class A	(10,046,356)	(2,724,441)
Class B	(405,931)	0
Class E	(2,468,525)	(751,357)

Total distributions	(77,148,480)	(64,095,962)

Increase in net assets from capital share transactions	55,538,339	126,819,626

Total increase in net assets	42,948,149	81,162,975

Net Assets
Beginning of period	1,260,826,095	1,179,663,120

End of period	$1,303,774,244	$1,260,826,095

Undistributed net investment income
End of period	$25,464,464	$61,798,684

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,285,820	$14,375,863	12,451,227	$140,830,349
Reinvestments	5,589,397	60,365,494	4,511,250	50,526,004
Redemptions	(4,770,722)	(53,186,755)	(7,379,732)	(82,574,493)

Net increase	2,104,495	$21,554,602	9,582,745	$108,781,860

Class B (a)
Sales	2,301,038	$25,211,922	2,277,064	$24,567,925
Reinvestments	220,448	2,336,751	0	0
Redemptions	(221,575)	(2,438,911)	(30,179)	(326,812)

Net increase	2,299,911	$25,109,762	2,246,885	$24,241,113

Class E
Sales	1,764,613	$19,528,805	5,580,038	$62,252,775
Reinvestments	1,345,087	14,446,235	1,218,129	13,569,958
Redemptions	(2,261,073)	(25,101,065)	(7,398,355)	(82,026,080)

Net increase (decrease)	848,627	$8,873,975	(600,188)	$(6,203,347)

Increase derived from capital shares transactions		$55,538,339		$126,819,626

(a)	Commencement of operations was July 17, 2013.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.14		$11.57	$10.95	$11.15	$10.47	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.55	0.57	0.62	0.64	0.68
Net realized and unrealized gain (loss) on investments	0.33		(0.37)	0.66	(0.22)	0.60	1.94

Total from investment operations	0.57		0.18	1.23	0.40	1.24	2.62

Less Distributions
Distributions from net investment income	(0.58)		(0.58)	(0.57)	(0.53)	(0.56)	(0.52)
Distributions from net realized capital gains	(0.12)		(0.03)	(0.04)	(0.07)	0.00	0.00

Total distributions	(0.70)		(0.61)	(0.61)	(0.60)	(0.56)	(0.52)

Net Asset Value, End of Period	$11.01		$11.14	$11.57	$10.95	$11.15	$10.47

Total Return (%) (b)	5.16	(c)	1.54	11.62	3.63	12.17	33.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	(d)	0.63	0.63	0.64	0.67	0.66
Ratio of net investment income to average net assets (%)	4.41	(d)	4.88	5.12	5.61	5.94	7.25
Portfolio turnover rate (%)	28	(c)	29	23	30	33	32
Net assets, end of period (in millions)	$1,004.8		$993.0	$920.1	$743.2	$638.0	$488.9

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(e)
Net Asset Value, Beginning of Period	$10.92		$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.23
Net realized and unrealized gain (loss) on investments	0.33		(0.07)

Total from investment operations	0.55		0.16

Less Distributions
Distributions from net investment income	(0.55)		0.00
Distributions from net realized capital gains	(0.12)		0.00

Total distributions	(0.67)		0.00

Net Asset Value, End of Period	$10.80		$10.92

Total Return (%) (b)	5.08	(c)	1.49	(c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	(d)	0.88	(d)
Ratio of net investment income to average net assets (%)	4.15	(d)	4.71	(d)
Portfolio turnover rate (%)	28	(c)	29
Net assets, end of period (in millions)	$49.1		$24.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.07		$11.50	$10.89	$11.10	$10.43	$8.34

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.53	0.55	0.60	0.62	0.66
Net realized and unrealized gain (loss) on investments	0.33		(0.37)	0.65	(0.22)	0.60	1.94

Total from investment operations	0.56		0.16	1.20	0.38	1.22	2.60

Less Distributions
Distributions from net investment income	(0.56)		(0.56)	(0.55)	(0.52)	(0.55)	(0.51)
Distributions from net realized capital gains	(0.12)		(0.03)	(0.04)	(0.07)	0.00	0.00

Total distributions	(0.68)		(0.59)	(0.59)	(0.59)	(0.55)	(0.51)

Net Asset Value, End of Period	$10.95		$11.07	$11.50	$10.89	$11.10	$10.43

Total Return (%) (b)	5.11	(c)	1.41	11.45	3.46	12.04	32.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.78	0.78	0.79	0.82	0.81
Ratio of net investment income to average net assets (%)	4.26	(d)	4.73	4.97	5.46	5.79	6.86
Portfolio turnover rate (%)	28	(c)	29	23	30	33	32
Net assets, end of period (in millions)	$249.9		$243.3	$259.6	$213.6	$155.9	$73.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Commencement of operations was July 17, 2013.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown transactions, defaulted bonds, convertible preferred stock interest purchased, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $87,661,119, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

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Notes to Financial Statements—June 30, 2014—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio's records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2014, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2014, the Portfolio had open unfunded loan commitments of $192,572. At June 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

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Notes to Financial Statements—June 30, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio's ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$1,100,970	Unrealized depreciation on futures contracts* (a)	$82,581
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	120,731	Unrealized depreciation on forward foreign currency exchange contracts	321,171

Total		$1,221,701		$403,752

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio's derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Brown Brothers Harriman & Co.	$52,152	$(52,152)	$—	$—
JPMorgan Chase Bank N.A.	39,591	(39,591)	—	—
UBS AG	28,988	—	—	28,988

	$120,731	$(91,743)	$—	$28,988

The following table presents the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Brown Brothers Harriman & Co.	$137,611	$(52,152)	$—	$85,459
JPMorgan Chase Bank N.A.	183,560	(39,591)	—	143,969

	$321,171	$(91,743)	$—	$229,428

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(439,250)	$(439,250)
Futures contracts	(1,835,715)	—	(1,835,715)

	$(1,835,715)	$(439,250)	$(2,274,965)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(65,863)	$(65,863)
Futures contracts	(1,382,931)	—	(1,382,931)

	$(1,382,931)	$(65,863)	$(1,448,794)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$56,853,158
Futures contracts long	14,333,333
Futures contracts short	(207,050,000)

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Notes to Financial Statements—June 30, 2014—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements ("GMRAs") or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$217,140,872	$131,385,876	$115,581,638	$231,680,468

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Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $2,417,058 in purchases and $442,445 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,599,492	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$61,252,127	$51,859,715	$2,843,835	$4,000,822	$64,095,962	$55,860,537

MIST-41

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$66,143,473	$10,388,086	$17,892,149	$—	$94,423,708

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-42

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the Pyramis Government Income Portfolio returned 4.57%. The Portfolio’s primary benchmark, the Barclays U.S. Government Bond Index1, returned 2.66%, while its secondary benchmark, the Custom Benchmark2, returned 4.55% for the period.

MARKET ENVIRONMENT / CONDITIONS

For the six months ending June 30, 2014, the U.S. investment grade bond market earned a return of 3.93%, as measured by the Barclays U.S. Aggregate Bond Index. This return more than offset the 2.02% loss suffered by U.S. investment-grade bonds during the 2013 calendar year. The market environment in the first half of the year was characterized by falling interest rates, a flattening U.S. Treasury yield curve, narrowing yield spreads, and declining levels of volatility, all of which combined to drive bond prices higher. Longer-dated bonds generally performed better than shorter-dated ones, and lower-quality bonds generally performed better than those of higher quality.

U.S. Treasury yields declined for the most part during the first half of the year. The decline was modest at the short-end of the yield curve—only 2 to 3 basis points (“bps”)—but more pronounced in the intermediate portion of the curve (13 to 51 bps) and more pronounced still at the long-end of the curve (62 to 64 bps). Yields on the 2-year and 3-year U.S. Treasury notes actually rose during the period by 9 to 10 bps, resulting in a noticeable flattening in the slope of the yield curve.

The decline in U.S. Treasury yields came as a surprise to many market pundits, who had predicted that bond yields would move higher this year as the U.S. economic recovery gathered momentum. In fact, bond prices in the first half of the year were supported by weak macroeconomic data, most notably the news that real U.S. gross domestic product (“GDP”) in the first quarter had contracted at an annual rate of 2.9%, the worst quarterly print for real GDP in five years, and one that was commonly attributed to harsh winter weather. Bond prices were also supported by reassuring public statements from the Federal Reserve (the “Fed”), which served as a reminder of the Fed’s ongoing commitment to low interest rates; and by a modest “flight to safety” amid growing geopolitical tensions in many parts of the world, especially Ukraine, Syria, and Iraq. The 10-year U.S. Treasury Note ended the period trading at a yield of 2.53%, 51 bps lower than it had traded at the beginning of the year.

During the first half of the year, U.S. Treasury bonds were the worst-performing sector in the U.S. investment-grade bond market, and yet they produced a solid return of 2.72%. Treasury Inflation-Protected Securities (“TIPS”) performed even better, earning a return of 5.83%.

U.S. Agency debentures posted a return of only 2.21% on a total return basis, but after adjusting for duration, they outperformed comparable U.S. Treasuries by 49 bps.

Asset-backed securities (“ABS”) were similar to U.S. Agencies, in that they produced a relatively modest return of only 1.31% on a total-return basis, and yet outperformed similar-duration U.S. Treasuries by 50 bps on a relative-return basis.

Agency mortgage-backed securities (“MBS”) were a significant source of excess return during the period, producing a total return of 4.03% and outperforming similar-duration U.S. Treasuries by 68 bps. Within this sector, mortgages issued by the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac) were the strongest performers (+85 bps on an excess return, duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (FNMA, or Fannie Mae) (+71 bps) and the Government National Mortgage Association (GNMA, or Ginnie Mae) (+45 bps). GNMA mortgages faced a number of noteworthy headwinds during the period, as selling pressure from foreign investors, retail investors, hedge funds, and real estate investment trusts (“REITs”) were all greater than anticipated.

Finally, commercial mortgage-backed securities (“CMBS”) were the top-performing sector among securitized products in the first half of the year, producing a total return of only 2.62%, but outperforming similar-duration U.S. Treasuries by 121 bps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The excess return in the Portfolio was driven primarily by two factors—favorable sector allocation and favorable security selection; unfavorable yield-curve positioning made a small negative contribution to excess return.

In the sector allocation category, the Portfolio pursued a simple but effective strategy: overweighting those sectors of the investment universe that offer the highest option-adjusted spreads, and underweighting those sectors that offer the lowest ones. In practice, this strategy expressed itself as a small overweight to both Agency MBS and ABS, and a large overweight to both CMBS and collateralized mortgage obligations (“CMOs”). These overweights were made possible by a large underweight to both U.S. Treasuries and U.S. Agency debentures.

This asset allocation strategy worked out very well for the most part. The overweight to CMBS proved to be beneficial to relative returns, as CMBS was the best-performing sector during the period on a duration-adjusted basis. The underweights to U.S. Treasuries and U.S. Agency debentures also made a meaningful contribution to relative performance, as these two sectors were the worst relative performers over the last six months. The overweight to Agency MBS made a small but meaningful contribution to excess return, but the same could not be said of the overweights to ABS and CMOs: both of these out-of-benchmark investments proved to be detractors to relative performance, albeit small ones. The ABS ended up performing in line with the Agency debentures, and many of the CMOs were floating-rate, which tend to underperform in a falling interest-rate environment as coupon rates reset at lower levels.

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

In the security selection category, there was evidence of astute bond-picking in three areas: Agency MBS, U.S. Agency debentures, and CMBS. Within the Agency MBS category, the Portfolio’s holdings in 30-year Ginnie Mae paper and 30-year Fannie Mae paper were especially important in making a positive contribution to excess return. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, which can be an important source of value-added in a declining interest-rate environment. The Portfolio also held a sizable stake in GNMA reverse mortgages, which outperformed nicely for this six-month period, in part due to their attractive yields. Within the U.S. Agency debenture category, the Portfolio benefited by investing in debentures issued by U.S. Agencies other than Fannie Mae and Freddie Mac—e.g., the Agency for International Development, the National Credit Union Administration, and the Tennessee Valley Authority. Finally, in the CMBS category, the Portfolio benefited from investing in the top of the capital structure in so-called super-senior, AAA-rated tranches.

The Portfolio’s relative performance was adversely affected by changes in the level, slope, and shape of the U.S. Treasury yield curve, but only to a small degree. The Portfolio maintained a slightly shorter-than-benchmark duration during the first half of the year, which proved to be a drag on relative performance, given that interest rates declined. In addition, the Portfolio’s yield-curve positioning strategy relative to its benchmark was fairly neutral, except at the 20-year node, where the Portfolio was slightly short duration. Still, this short-duration posture proved to be detrimental, because yields on the 20-year U.S. Treasury note fell by 64 basis points during the first half of the year. The net result of this yield-curve positioning strategy was a further small drag on excess return.

The Portfolio held positions in derivative instruments—specifically, U.S. Treasury futures, options, and swaps—throughout the first half of the year, but these positions had little effect on investment performance. The derivatives were used to help the Portfolio manage its duration posture and its yield-curve positioning strategy, both of which were neutral or near-neutral relative to the custom benchmark throughout the six-month period.

At the end of the reporting period, the Portfolio maintained a neutral duration posture and a neutral yield-curve position relative to its custom benchmark. The Portfolio also maintained a large overweight to CMOs and CMBS, a small overweight to Agency MBS and ABS, a small underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the Agency MBS sector, the Portfolio continued to maintain its positions in MBS that offer significant protection against faster prepayments. At period end, the Portfolio also held securities such as GNMA reverse mortgages, which continue to offer attractive yields, and floating-rate CMOs, which offer protection in the event of rising interest rates.

William Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Pyramis Government Income Portfolio
Class B	4.57	3.66	3.59
Barclays U.S. Government Bond Index	2.66	2.08	3.09
Custom Benchmark	4.55	3.72	3.96

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Barclays 5+ Year Treasury Index (40%), the Barclays U.S. MBS Index (35%) and the Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	90.5
Mortgage-Backed Securities	6.0
Foreign Government	3.6
Corporate Bonds & Notes	2.1
Asset-Backed Securities	1.7
Purchased Options	0.1

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B	Actual	0.71%	$1,000.00	$1,045.70	$3.60
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—90.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—50.7%
Fannie Mae 15 Yr. Pool 4.000%, 09/01/26	813,727	$871,838
4.000%, 11/01/26	818,382	876,806
4.500%, 12/01/23	287,560	305,160
5.000%, 09/01/22	1,726,592	1,864,303
5.000%, 12/01/22	2,309,845	2,497,732
5.000%, 03/01/23	39,445	42,666
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	4,621,275	4,832,762
5.500%, 01/01/29	1,278,083	1,436,430
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,787,526	3,595,009
3.000%, 11/01/42	266,869	264,351
3.000%, 12/01/42	2,552,470	2,528,342
3.000%, 01/01/43	3,002,479	2,971,143
3.000%, 02/01/43	7,072,672	7,008,268
3.000%, 03/01/43	17,303,657	17,114,333
3.000%, 04/01/43	285,928	283,229
3.000%, 05/01/43	2,266,871	2,242,529
3.000%, 06/01/43	4,786,318	4,734,076
3.000%, 07/01/43	2,201,250	2,177,260
3.000%, 08/01/43	1,824,151	1,805,110
3.000%, 09/01/43	495,913	490,482
3.000%, 10/01/43	897,597	887,768
3.000%, 11/01/43	4,411,067	4,362,760
3.000%, 01/01/44	992,826	981,954
3.000%, 02/01/44	710,783	703,000
3.000%, 03/01/44	276,790	273,876
3.500%, 08/01/42	3,792,467	3,909,975
3.500%, 05/01/43	706,917	728,893
3.500%, 08/01/43	9,351,568	9,643,514
3.500%, TBA (a)	33,400,000	34,381,125
4.000%, 09/01/40	593,196	630,429
4.000%, 10/01/40	482,245	512,513
4.000%, 11/01/40	5,170,441	5,495,507
4.000%, 12/01/40	98,486	104,668
4.000%, 11/01/41	218,811	232,805
4.000%, 12/01/41	119,124	126,728
4.000%, 02/01/42	80,130	85,263
4.000%, 03/01/42	1,044,732	1,111,731
4.000%, 04/01/42	2,343,811	2,493,381
4.000%, 05/01/42	685,670	729,251
4.000%, 06/01/42	613,716	652,802
4.000%, 07/01/42	226,020	240,303
4.000%, 10/01/42	557,639	592,780
4.000%, 11/01/42	374,366	397,863
4.000%, 04/01/43	401,779	426,997
4.000%, 06/01/43	1,821,435	1,936,176
4.000%, 09/01/43	7,010,772	7,450,813
4.000%, 01/01/44	5,483,728	5,827,921
4.000%, TBA (a)	27,000,000	28,653,750
4.500%, 12/01/40	4,246,232	4,602,193
4.500%, 04/01/41	1,145,856	1,243,183
4.500%, 05/01/41	2,927,353	3,172,419
4.500%, 07/01/41	662,257	722,185
4.500%, 08/01/41	336,460	366,792

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 10/01/41	3,718,062	4,035,480
4.500%, 11/01/41	8,418,755	9,182,034
4.500%, 01/01/43	5,411,603	5,865,594
4.500%, TBA (a)	16,300,000	17,652,395
6.000%, 10/01/34	309,501	353,599
6.000%, 05/01/37	1,423,850	1,606,978
6.000%, 09/01/37	100,170	114,068
6.000%, 10/01/37	1,111,173	1,266,901
6.000%, 01/01/38	1,083,540	1,235,842
6.000%, 03/01/38	380,752	434,087
6.000%, 07/01/38	216,995	247,363
6.000%, 01/01/40	967,845	1,103,763
6.000%, 05/01/40	1,469,192	1,674,598
6.000%, 07/01/41	1,517,652	1,714,411
6.000%, 01/01/42	144,008	164,449
6.500%, 07/01/32	233,052	265,103
6.500%, 12/01/32	70,154	79,776
6.500%, 07/01/35	78,801	89,884
6.500%, 12/01/35	714,800	815,504
6.500%, 08/01/36	1,249,746	1,418,960
Fannie Mae ARM Pool 2.541%, 06/01/42 (b)	227,446	233,816
2.955%, 11/01/40 (b)	146,150	153,301
2.980%, 09/01/41 (b)	161,787	168,999
3.071%, 10/01/41 (b)	85,313	89,132
3.163%, 03/01/42 (b)	6,475,413	6,777,725
3.189%, 01/01/44 (b)	3,783,100	3,958,445
3.232%, 07/01/41 (b)	262,465	276,309
3.334%, 10/01/41 (b)	139,238	146,154
3.553%, 07/01/41 (b)	263,018	279,375
Fannie Mae REMICS (CMO) 1.072%, 03/25/36 (b)	939,502	958,542
1.082%, 06/25/36 (b)	1,522,001	1,556,266
4.000%, 11/25/27	1,375,303	1,462,902
4.000%, 12/25/41	1,270,000	1,316,815
4.500%, 09/25/25	300,000	325,082
5.000%, 12/25/23	563,721	609,921
5.000%, 12/25/34	806,561	887,725
5.000%, 03/25/35	653,879	716,137
5.000%, 08/25/39	973,775	1,052,876
5.500%, 05/25/34	1,156,141	1,224,408
5.500%, 07/25/34	573,665	628,528
5.500%, 06/25/35	548,361	595,687
Freddie Mac 15 Yr. Gold Pool 3.500%, 01/01/26	841,421	892,937
4.000%, 06/01/24	814,500	866,690
4.000%, 07/01/24	671,456	714,483
4.000%, 09/01/25	549,321	584,619
6.000%, 01/01/24	785,931	865,612
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	318,597	315,739
3.000%, 01/01/43	321,756	318,370
3.000%, 02/01/43	1,750,295	1,732,590
3.000%, 03/01/43	17,703,281	17,500,505
3.000%, 04/01/43	1,758,530	1,736,763

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/43	7,339,509	$7,248,658
3.500%, 02/01/42	120,053	123,560
3.500%, 04/01/42	1,223,313	1,261,342
3.500%, 05/01/42	191,751	197,353
3.500%, 06/01/42	1,343,426	1,382,674
3.500%, 07/01/42	252,863	260,250
3.500%, 08/01/42	100,695	103,636
3.500%, 09/01/42	76,678	78,918
3.500%, 10/01/42	3,037,667	3,126,410
3.500%, 11/01/42	1,652,513	1,700,790
3.500%, 01/01/43	1,395,700	1,436,474
3.500%, 02/01/43	652,947	672,023
3.500%, 03/01/43	327,905	337,485
3.500%, 04/01/43	1,789,847	1,842,135
3.500%, 05/01/43	3,507,126	3,609,585
4.000%, 09/01/41	4,378,981	4,646,423
4.000%, 10/01/41	1,305,984	1,385,585
4.000%, 01/01/42	4,787,749	5,078,957
4.000%, 03/01/42	472,656	502,249
4.000%, 04/01/42	6,095,160	6,476,750
4.000%, TBA (a)	10,000,000	10,593,750
4.500%, 05/01/39	2,724,957	2,984,970
4.500%, 06/01/39	2,357,392	2,581,752
4.500%, 07/01/40	6,431,815	6,965,216
4.500%, 02/01/41	188,589	205,435
4.500%, 08/01/41	2,222,171	2,408,755
4.500%, 09/01/41	196,435	214,699
4.500%, 10/01/41	442,970	484,161
4.500%, 02/01/44	118,228	128,132
4.500%, 04/01/44	749,926	812,546
5.000%, 01/01/35	474,986	527,798
5.000%, 05/01/35	333,550	369,948
5.000%, 07/01/35	3,835,960	4,258,978
5.000%, 11/01/35	2,587,910	2,939,375
5.500%, 03/01/34	4,050,741	4,553,203
5.500%, 07/01/35	2,733,701	3,070,822
Freddie Mac ARM Non-Gold Pool 3.084%, 09/01/41 (b)	1,447,612	1,511,231
3.237%, 04/01/41 (b)	155,211	163,211
3.239%, 09/01/41 (b)	159,403	167,547
3.280%, 06/01/41 (b)	211,845	222,554
3.469%, 05/01/41 (b)	171,932	182,066
3.629%, 06/01/41 (b)	272,672	290,574
3.696%, 05/01/41 (b)	250,114	266,066
Freddie Mac Multifamily Structured Pass-Through Certificates(CMO) 0.502%, 04/25/19 (b)	2,222,528	2,220,355
1.655%, 11/25/16	1,580,000	1,606,384
2.669%, 02/25/23	4,940,611	5,087,713
3.016%, 02/25/23	9,086,848	9,511,322
3.808%, 08/25/20	7,890,000	8,580,233
3.974%, 01/25/21 (b)	17,750,000	19,459,502
4.084%, 11/25/20 (b)	980,000	1,080,528
4.251%, 01/25/20	4,090,000	4,534,280

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO) 0.552%, 03/15/34 (b)	915,005	916,761
1.052%, 02/15/33 (b)	697,681	708,089
1.200%, 07/15/15	124,694	124,618
3.000%, 06/15/18	660,965	678,384
3.000%, 03/15/37	2,151,205	2,217,262
3.000%, 07/15/39	13,786,601	14,157,405
4.000%, 02/15/22	200,000	212,572
4.000%, 04/15/34	843,062	878,768
4.500%, 02/15/41	72,874	76,914
5.000%, 09/15/23	100,000	110,406
5.000%, 10/15/34	939,568	1,026,097
5.000%, 11/15/34	1,540,000	1,636,635
5.000%, 12/15/37	378,049	412,617
5.000%, 03/15/41	500,000	539,089
5.500%, 05/15/34	3,533,381	4,013,652
5.500%, 06/15/35	619,111	630,666
5.500%, 06/15/41	4,220,000	4,828,503
Ginnie Mae I 15 Yr. Pool 4.500%, 03/15/25	1,561,884	1,665,468
4.500%, 05/15/25	96,615	102,996
4.500%, 06/15/25	288,177	307,176
Ginnie Mae I 30 Yr. Pool 3.500%, 11/15/41	513,499	535,174
3.500%, 02/15/42	456,391	475,681
3.500%, 03/15/42	562,448	586,113
3.500%, 05/15/42	2,189,191	2,281,106
3.500%, 06/15/42	1,964,002	2,046,162
4.000%, 09/15/40	3,087,376	3,307,710
4.000%, 10/15/40	361,388	386,645
4.000%, 03/15/41	1,348,483	1,444,800
4.000%, 10/15/41	813,553	871,502
4.000%, 12/15/41	760,661	814,459
4.500%, 08/15/39	4,734,645	5,175,512
4.500%, 06/15/40	2,277,353	2,488,159
4.500%, 07/15/40	402,363	441,977
4.500%, 03/15/41	1,984,237	2,168,821
4.500%, 04/15/41	237,814	259,541
5.000%, 03/15/39	174,117	191,741
5.000%, 07/15/39	545,294	599,694
5.000%, 08/15/39	341,674	378,594
5.000%, 09/15/39	253,813	281,226
5.000%, 04/15/40	111,995	124,299
5.000%, 08/15/40	382,718	423,932
5.000%, 04/15/41	258,424	286,235
5.000%, 09/15/41	235,424	258,972
5.500%, 06/15/35	1,739,815	1,964,990
5.500%, 11/15/35	1,136,722	1,279,615
5.500%, 10/15/39	62,502	69,849
6.000%, 08/15/32	185,559	214,556
6.000%, 09/15/32	177,015	204,630
6.000%, 10/15/32	594,143	686,892
6.000%, 12/15/32	164,173	189,833
6.000%, 01/15/33	884,564	1,022,451
6.000%, 03/15/33	274,966	317,906
6.000%, 08/15/33	1,689,553	1,953,397

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 08/15/34	546,132	$631,082
6.000%, 06/15/36	6,024,847	6,956,358
Ginnie Mae II 30 Yr. Pool 3.000%, 04/20/44	401,593	406,052
3.000%, TBA (a)	700,000	706,562
4.000%, 09/20/39	378,930	406,696
4.000%, 10/20/40	60,642	65,064
4.000%, 11/20/40	4,188,870	4,494,753
4.500%, 02/20/40	498,954	546,699
4.500%, 09/20/40	51,939	56,916
5.000%, 10/20/39	515,654	573,124
5.000%, 11/20/39	30,133	33,492
5.000%, 02/20/40	46,061	51,162
5.000%, 03/20/40	98,230	109,132
5.000%, 04/20/40	300,265	333,533
5.000%, 06/20/40	1,255,470	1,395,179
5.000%, 07/20/40	574,139	638,029
5.000%, 08/20/40	385,503	428,414
5.000%, 09/20/40	277,363	308,178
5.000%, 10/20/40	101,613	112,945
5.000%, 02/20/41	1,880,272	2,089,968
5.000%, 04/20/41	331,282	367,487
5.000%, 06/20/41	161,128	178,578
5.000%, 07/20/41	1,649,727	1,833,711
Ginnie Mae II Pool 4.300%, 08/20/61	1,353,878	1,458,180
4.515%, 03/20/62	3,859,450	4,222,621
4.524%, 07/20/62	7,296,049	8,016,446
4.527%, 03/20/63	19,292,013	21,310,228
4.530%, 10/20/62	1,404,092	1,546,203
4.533%, 12/20/61	9,735,220	10,630,782
4.550%, 05/20/62	6,056,199	6,639,169
4.556%, 12/20/61	4,229,315	4,622,916
4.604%, 03/20/62	1,697,230	1,862,436
4.630%, 04/20/62	4,955,291	5,439,021
4.649%, 02/20/62	953,925	1,046,262
4.650%, 03/20/62	2,653,809	2,913,604
4.682%, 02/20/62	1,236,078	1,354,724
4.684%, 01/20/62	3,904,295	4,274,094
4.723%, 04/20/62	4,992,227	5,494,780
4.804%, 03/20/61	2,338,226	2,542,669
4.834%, 03/20/61	4,338,118	4,719,447
5.470%, 08/20/59	838,524	892,559
5.612%, 04/20/58	659,065	682,101
Government National Mortgage Association (CMO) 0.452%, 08/20/60 (b)	298,064	294,658
0.452%, 09/20/60 (b)	301,048	297,525
0.473%, 08/20/34 (b)	1,286,331	1,286,809
0.481%, 07/20/60 (b)	359,444	355,698
0.633%, 01/20/38 (b)	104,642	104,946
0.642%, 02/20/61 (b)	398,355	396,999
0.652%, 12/20/60 (b)	770,365	768,051
0.652%, 02/20/61 (b)	113,468	113,128
0.652%, 04/20/61 (b)	282,615	281,789

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.652%, 05/20/61 (b)	561,450	559,677
0.653%, 07/20/37 (b)	418,411	420,445
0.658%, 10/20/37 (b)	2,713,395	2,727,735
0.672%, 01/16/40 (b)	758,908	763,678
0.682%, 06/20/61 (b)	394,093	393,344
0.682%, 12/16/39 (b)	477,614	480,524
0.752%, 10/20/61 (b)	1,337,745	1,339,092
0.752%, 12/20/63 (b)	11,607,732	11,622,277
0.752%, 11/16/39 (b)	570,165	576,017
0.782%, 01/20/62 (b)	1,312,412	1,315,391
0.782%, 03/20/62 (b)	788,936	792,146
0.852%, 11/20/61 (b)	1,214,335	1,220,656
0.852%, 01/20/62 (b)	799,649	803,856
3.000%, 04/20/37	162,989	164,235
3.250%, 09/20/33	122,972	124,563
3.500%, 08/20/33	162,013	163,920
4.004%, 05/20/41 (b)	480,552	535,770
4.500%, 05/16/40	80,000	86,411
4.500%, 05/20/40 (c)	74,780	13,691
5.010%, 09/20/60 (b)	4,240,184	4,677,389
5.150%, 08/20/60	3,412,190	3,775,605
5.301%, 07/20/60 (b)	5,369,234	5,925,879
5.460%, 10/20/59	2,257,013	2,399,526
5.500%, 07/16/34	517,278	588,245
5.500%, 08/20/34	548,445	627,637

		646,709,672

Federal Agencies—4.8%
Federal Home Loan Banks 0.250%, 01/16/15	260,000	260,187
1.000%, 06/21/17	29,750,000	29,848,443
4.875%, 05/17/17	5,000,000	5,566,755
Federal Home Loan Mortgage Corp. 1.250%, 08/01/19	3,000,000	2,935,710
6.250%, 07/15/32	1,368,000	1,886,668
6.750%, 03/15/31	481,000	690,186
Federal National Mortgage Association 0.875%, 02/08/18	137,000	135,127
3.000%, 01/01/43	318,992	315,981
6.625%, 11/15/30	1,430,000	2,030,799
Tennessee Valley Authority 1.750%, 10/15/18	7,486,000	7,546,345
3.500%, 12/15/42	2,297,000	2,108,246
5.250%, 09/15/39	557,000	675,941
5.500%, 06/15/38	6,117,000	7,609,468

		61,609,856

U.S. Treasury—35.0%
U.S. Treasury Bonds 3.375%, 05/15/44	8,529,000	8,586,306
3.625%, 02/15/44	72,076,000	76,062,668
5.000%, 05/15/37 (d)	9,000,000	11,683,125
5.250%, 02/15/29	32,405,000	41,539,159
5.375%, 02/15/31	11,521,000	15,126,716

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 0.500%, 06/30/16	37,049,000	$37,080,825
0.875%, 07/31/19 (e)	22,153,000	21,301,483
1.375%, 02/28/19	1,585,000	1,573,360
1.500%, 01/31/19	4,682,000	4,679,074
1.625%, 04/30/19	30,806,000	30,863,761
1.625%, 06/30/19	13,657,000	13,657,000
1.750%, 07/31/15	15,000,000	15,258,990
2.000%, 05/31/21	24,979,000	24,791,658
2.125%, 06/30/21	2,000,000	1,999,688
2.250%, 03/31/21	44,187,000	44,663,380
2.250%, 04/30/21	16,942,000	17,108,777
2.500%, 05/15/24	5,696,000	5,687,991
2.750%, 02/15/24	72,155,000	73,795,372

		445,459,333

Total U.S. Treasury & Government Agencies (Cost $1,153,073,813)		1,153,778,861

Mortgage-Backed Securities—6.0%

Collateralized Mortgage Obligations—4.6%
CAM Mortgage Trust 2.600%, 05/15/48 (144A)	6,358,101	6,357,679
Granite Master Issuer plc 0.223%, 12/20/54 (144A) (b)	1,287,522	1,275,162
0.233%, 12/20/54 (b)	2,947,698	2,920,899
0.253%, 12/20/54 (b)	1,784,425	1,767,829
0.293%, 12/20/54 (b)	462,862	458,882
0.293%, 12/20/54 (144A) (b)	7,759,124	7,693,172
0.334%, 12/17/54 (b)	3,205,218	3,180,218
0.353%, 12/20/54 (b)	201,074	199,667
0.413%, 12/20/54 (b)	4,274,620	4,243,843
Granite Mortgages plc 0.511%, 09/20/44 (b)	4,724,552	4,708,489
0.551%, 03/20/44 (b)	1,034,690	1,029,310
0.628%, 01/20/44 (b)	703,371	701,964
1.208%, 07/20/43 (b)	4,355,943	4,325,887
National Credit Union Administration Guaranteed Notes 0.522%, 11/06/17 (b)	2,320,595	2,325,628
0.532%, 03/06/20 (b)	419,830	420,849
0.602%, 01/08/20 (b)	10,374,056	10,425,584
RBSSP Resecuritization Trust 4.810%, 07/26/45 (144A) (b)	5,434,482	5,595,451
Thornburg Mortgage Securities Trust 0.792%, 09/25/43 (b)	699,965	688,164

		58,318,677

Commercial Mortgage-Backed Securities—1.4%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust 1.302%, 08/15/29 (144A) (b)	4,090,000	4,092,736
Commercial Mortgage Pass-Through Certificates 1.054%, 06/11/27 (144A) (b)	5,500,000	5,504,297

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. II 1.001%, 11/08/29 (144A) (b)	5,500,000	5,527,566
Hilton USA Trust 1.151%, 11/05/30 (144A) (b)	1,351,000	1,352,700
SCG Trust 1.552%, 11/15/26 (144A) (b)	1,434,000	1,439,908

		17,917,207

Total Mortgage-Backed Securities (Cost $75,931,304)		76,235,884

Foreign Government—3.6%

Sovereign—3.6%
Hashemite Kingdom of Jordan Government AID Bond 2.503%, 10/30/20	13,375,000	13,545,879
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,917,130
5.500%, 12/04/23	8,920,000	10,863,775
Ukraine Government AID Bond 1.844%, 05/16/19	4,826,000	4,820,556

Total Foreign Government (Cost $47,451,233)		46,147,340

Corporate Bonds & Notes—2.1%

Diversified Financial Services—2.1%
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	50,565
2.350%, 06/12/17	10,620,000	11,075,598
3.450%, 06/12/21	8,645,000	9,297,697
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,686,202

Total Corporate Bonds & Notes (Cost $27,718,750)		27,110,062

Asset-Backed Securities—1.7%

Asset-Backed - Automobile—0.2%
American Credit Acceptance Receivables Trust 1.320%, 02/15/17 (144A)	2,068,440	2,071,085
Carfinance Capital Auto Trust 1.650%, 07/17/17 (144A)	183,221	183,801

		2,254,886

Asset-Backed - Other—1.5%
Colony American Homes Single-Family Rental Pass-Through Certificates 1.100%, 07/17/31 (144A) (b)	12,208,000	12,215,502
HLSS Servicer Advance Receivables Backed Notes 1.147%, 05/16/44 (144A)	403,000	403,081

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Notional/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
HLSS Servicer Advance Receivables Trust 1.244%, 01/17/45 (144A)	6,529,000	$6,534,223

		19,152,806

Total Asset-Backed Securities (Cost $21,392,082)		21,407,692

Purchased Options—0.1%

Call Option—0.1%
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.383%, Expires 01/13/15 (Counterparty - JPMorgan Chase Bank N.A.)	13,574,000	49,687

Put Options—0.0%
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.383%, Expires 01/13/15 (Counterparty - JPMorgan Chase Bank N.A.)	13,574,000	726,486

Total Purchased Options (Cost $811,386)		776,173

Short-Term Investment—4.2%

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $54,030,774 on 07/01/14, collateralized by $54,840,000 U.S. Treasury Note at 0.625% due 08/15/16 with a value of $55,114,200.	54,030,774	54,030,774

Total Short-Term Investment (Cost $54,030,774)		54,030,774

Total Investments—108.2% (Cost $1,380,409,342) (f)		1,379,486,786
Other assets and liabilities (net)—(8.2)%		(104,712,475)

Net Assets—100.0%		$1,274,774,311

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $895,706.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2014, the market value of securities pledged was $1,150,028.
(f)	As of June 30, 2014, the aggregate cost of investments was $1,380,409,342. The aggregate unrealized appreciation and depreciation of investments were $13,815,098 and $(14,737,654), respectively, resulting in net unrealized depreciation of $(922,556).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $60,246,363, which is 4.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation

TBA Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Proceeds	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	(8,200,000)	$(8,041,125)	$(8,100,706)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/19/14	20	USD	2,713,163	$30,587
U.S. Treasury Note 2 Year Futures	09/30/14	25	USD	5,491,454	(1,610)
U.S. Treasury Note 5 Year Futures	09/30/14	39	USD	4,662,098	(3,122)
U.S. Treasury Note 10 Year Futures	09/19/14	311	USD	38,817,285	111,169
U.S. Treasury Ultra Long Bond Futures	09/19/14	115	USD	16,960,026	282,786

Net Unrealized Appreciation					$419,810

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.000%	09/17/16	USD	3,694,739	$(1,973)
Receive	3-Month USD-LIBOR	2.250%	09/17/19	USD	2,183,766	(14,950)
Receive	3-Month USD-LIBOR	3.250%	09/17/24	USD	38,569,000	(463,387)
Pay	3-Month USD-LIBOR	4.000%	09/17/44	USD	340,000	7,828

Total						$(472,482)

(LIBOR)—	London Interbank Offered Rate
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,153,778,861	$—	$1,153,778,861
Total Mortgage-Backed Securities*	—	76,235,884	—	76,235,884
Total Foreign Government*	—	46,147,340	—	46,147,340
Total Corporate Bonds & Notes*	—	27,110,062	—	27,110,062
Total Asset-Backed Securities*	—	21,407,692	—	21,407,692
Total Purchased Options*	—	776,173	—	776,173
Total Short-Term Investment*	—	54,030,774	—	54,030,774
Total Investments	$—	$1,379,486,786	$—	$1,379,486,786

Forward Sales Commitments	$—	$(8,100,706)	$—	$(8,100,706)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$424,542	$—	$—	$424,542
Futures Contracts (Unrealized Depreciation)	(4,732)	—	—	(4,732)
Total Futures Contracts	$419,810	$—	$—	$419,810
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,828	$—	$7,828
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(480,310)	—	(480,310)
Total Centrally Cleared Swap Contracts	$—	$(472,482)	$—	$(472,482)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,379,486,786
Receivable for:
Investments sold	2,006,427
TBA securities sold (b)	41,789,375
Fund shares sold	19,787
Principal paydowns	1,223
Interest	5,775,438
Variation margin on futures contracts	108,914

Total Assets	1,429,187,950
Liabilities
Due to custodian	5
Forward sales commitments, at value	8,100,706
Payables for:
Investments purchased	17,570,423
TBA securities purchased	125,203,676
Fund shares redeemed	2,577,571
Variation margin on swap contracts	66,514
Interest on forward sales commitments	8,883
Accrued expenses:
Management fees	441,021
Distribution and service fees	261,254
Deferred trustees’ fees	41,823
Other expenses	141,763

Total Liabilities	154,413,639

Net Assets	$1,274,774,311

Net assets consist of:
Paid in surplus	$1,318,422,202
Undistributed net investment income	10,921,749
Accumulated net realized loss	(53,534,831)
Unrealized depreciation on investments, futures contracts and swap contracts	(1,034,809)

Net Assets	$1,274,774,311

Net Assets
Class B	$1,274,774,311
Capital Shares Outstanding*
Class B	121,370,421
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,380,409,342.
(b)	Includes $8,041,125 related to TBA sale commitments.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$15,786,867

Total investment income	15,786,867
Expenses
Management fees	2,689,069
Administration fees	14,688
Custodian and accounting fees	92,681
Distribution and service fees—Class B	1,593,887
Audit and tax services	31,532
Legal	15,667
Trustees’ fees and expenses	21,351
Shareholder reporting	34,235
Insurance	5,186
Miscellaneous	6,441

Total expenses	4,504,737

Net Investment Income	11,282,130

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	3,589,980
Futures contracts	2,153,107
Swap contracts	(1,296,935)

Net realized gain	4,446,152

Net change in unrealized appreciation (depreciation) on:
Investments	42,061,342
Futures contracts	1,863,738
Swap contracts	(1,498,766)

Net change in unrealized appreciation	42,426,314

Net realized and unrealized gain	46,872,466

Net Increase in Net Assets From Operations	$58,154,596

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,282,130	$18,720,659
Net realized gain (loss)	4,446,152	(39,750,089)
Net change in unrealized appreciation (depreciation)	42,426,314	(51,312,093)

Increase (decrease) in net assets from operations	58,154,596	(72,341,523)

From Distributions to Shareholders
Net investment income
Class B	(33,274,992)	(23,088,145)
Net realized capital gains
Class B	0	(14,356,091)

Total distributions	(33,274,992)	(37,444,236)

Decrease in net assets from capital share transactions	(64,522,242)	(207,460,310)

Total decrease in net assets	(39,642,638)	(317,246,069)

Net Assets
Beginning of period	1,314,416,949	1,631,663,018

End of period	$1,274,774,311	$1,314,416,949

Undistributed net investment income
End of period	$10,921,749	$32,914,611

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	2,387,407	$25,046,595	16,605,014	$179,282,553
Reinvestments	3,214,975	33,274,992	3,454,266	37,444,236
Redemptions	(11,734,108)	(122,843,829)	(40,250,150)	(424,187,099)

Net decrease	(6,131,726)	$(64,522,242)	(20,190,870)	$(207,460,310)

Decrease derived from capital shares transactions		$(64,522,242)		$(207,460,310)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.31		$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	0.38		(0.61)	0.24		0.76

Total from investment operations	0.47		(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.28)		(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00		(0.10)	(0.02)		(0.09)

Total distributions	(0.28)		(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.50		$10.31	$11.05		$10.73

Total Return (%) (d)	4.57	(e)	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.71	(f)	0.70	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.77	(f)	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	160	(e)(h)	329 (h)	457	(h)	366	(e)
Net assets, end of period (in millions)	$1,274.8		$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 95%, 212% and 262% for the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, deflation adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

MIST-16

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $54,030,774, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

MIST-17

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

MIST-18

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

MIST-19

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$776,173
	Unrealized appreciation on centrally cleared swap contracts* (b)	7,828	Unrealized depreciation on centrally cleared swap contracts* (b)	$480,310
	Unrealized appreciation on futures contracts** (b)	424,542	Unrealized depreciation on futures contracts** (b)	4,732

Total		$1,208,543		$485,042

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

MIST-20

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$776,173	$—	$—	$776,173

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$2,153,107
Swap contracts	(1,296,935)

$856,172

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Investments (a)	$(35,213)
Futures contracts	1,863,738
Swap contracts	(1,498,766)

$329,759

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$27,148,000
Futures contracts long	65,950,000
Swap contracts	48,602,918

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the

MIST-21

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,046,877,124	$47,390,966	$2,062,144,068	$49,029,789

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$912,219,031	$883,814,969

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Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,689,069	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$37,444,236	$1,538,908	$—	$—	$37,444,236	$1,538,908

MIST-23

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$32,949,102	$—	$(49,141,232)	$—	$(52,300,873)	$(68,493,003)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had accumulated short-term capital losses of $44,195,766 and accumulated long-term capital losses of $8,105,107.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the Pyramis Managed Risk Portfolio returned 6.37%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Market volatility plunged across nearly all asset classes—including stocks, bonds, and currencies—hitting five year lows in many categories. The pace of global expansion remained slow but relatively steady during the period. Alongside accommodative monetary policy and low inflation, there were widespread gains across many asset categories. Real Estate Investment Trusts (“REITs”) led the rally, as the further decline in long-term interest rates enhanced the return profile of this dividend-heavy category, while first quarter global laggards such as emerging markets and non-U.S. developed equities bounced back in the second half of the period. Despite muted market-level volatility, narrower equity categories—such as U.S. Small Caps, Biotechnology, and Internet stocks—experienced a correction in the middle of the period. These categories led the equity market coming into 2014 and sported relatively high valuations compared with broad indices, but with a rebound in the latter part of the period, they participated in the overall market’s upward trend. Investment grade and non-investment grade bond categories posted positive returns during the six month period.

Despite a tough start to the year, U.S. equities delivered strong returns in many categories during the reporting period. Small cap stocks lagged large and mid cap, yet they strengthened during the end of the period. Some U.S. price-to-earnings ratios were slightly above their long-term averages, but corporate profitability was still a support for stocks. The slow and steady U.S. expansion provided a stable outlook for corporate revenues. Profit margins remained near historic highs and showed little indication of pressure: cyclical productivity continued to rise, expenses were controlled, and debt service obligations were extremely low. All of these factors provided earnings support. Outside the U.S., corporate earnings have seen wide divergences including declines in emerging markets, slow growth in Europe, and a rebound in Japan. Non-U.S. equity valuations remained historically attractive with emerging markets equities well below their long-term averages. Yields and credit spreads of many fixed-income sectors fell further below their long-term historical averages, nearing cyclical lows. Longer-duration categories led bond performance and emerging markets debt benefited from both these trends. Most bond categories benefited from robust investor demand and still improving credit fundamentals. Overall, most fixed income sectors continued to post positive returns.

The global economy continued to grow at a steady pace as the U.S. and much of Europe remained in the middle phase of the business cycle. However, Japan saw some late cycle pressures persist, while China’s economy faced late cycle pressures despite recent policy easing. In the U.S., less volatile economic data contributed to stability in the capital markets. In addition, the U.S. labor market continued to steadily improve with initial unemployment claims falling to near seven-year lows and employee earnings slowly accelerating. Both headline and core inflation ticked up to approximately 2%, driven by increases in housing and a bounce in food and energy prices.

Despite steady overall global growth, leading economic indicators for the major global economies deteriorated somewhat in the second half of the period with emerging economies suffering a greater slowing. Developed Europe’s cyclical backdrop remained positive with most countries boasting a favorable manufacturing environment. Some emerging markets economies stabilized late in the period as global financial conditions eased, current account deficits shrunk, exchange rate volatility decreased, and election outcomes were generally perceived as favorable through the period. Yet, many emerging markets still face stagflationary pressures, weak corporate profitability, and mixed lending and monetary conditions.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At the beginning of the period, the Portfolio had a significantly underweight position in investment-grade debt. In addition, the Portfolio had a meaningful overweight position in equities, both U.S. and foreign developed market equities, reflecting a high conviction level for developed markets as most of these economies remained in early or middle phases of the business cycle. The Portfolio maintained a modest emerging markets equity exposure as attractive valuations offered opportunity.

Overall, the Portfolio remained overweight equities for much of the period. However, with historically low volatility across asset classes around the globe and as many asset classes reached highs, the Portfolio focused on diversifying its sources of risk. As many markets advanced, the Portfolio reduced its U.S. and developed equities overweight. With Treasury yields still near historic lows and muted fixed income return expectations, market conditions remained challenging for bond investors. The Portfolio maintained and slightly increased its underweight position in investment-grade debt. In the non-investment grade bond sector, the Portfolio trimmed its U.S. high yield exposure and established an emerging markets debt position during the period. In another opportunistic asset class, the Portfolio built a modest real estate position, including both equity and debt, reflecting supportive demand-supply dynamics and income. The Portfolio added to cash during the period, but remained underweight due to the asset class’ negative real returns.

For the period, the Portfolio’s asset allocation was accretive to performance, especially the underweight in cash as the “risk on” environment dominated the six month period. Consistent with the environment, out of benchmark positions in high yield debt and emerging markets equity made positive contributions. The interest rate overlay, a combination of extended duration derivatives constructed to provide additional diversification and to balance the Portfolio’s sources of risk, also had a positive impact on relative performance. The Portfolio’s asset allocation decisions offset a negative contribution from security

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

selection, primarily in developed equities, both foreign and U.S. while investment grade debt security selection contributed to relative performance.

As of June 30, 2014, the Portfolio continued to favor equities versus bonds. Within the equity allocation, the Portfolio was overweight the U.S. and underweight foreign developed markets. There was modest exposure to emerging markets through equities. The Portfolio continued to have underweight positions in investment-grade debt, the Portfolio’s largest active position. Fixed-income holdings were weighted toward investment-grade credit with modest positions in high yield, emerging markets and real estate debt. The Portfolio was underweight cash.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	6.37	17.26	12.76
Dow Jones Moderate Index	5.77	16.21	13.84

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	19.9
Fidelity Corporate Bond Fund	9.4
Fidelity Large Cap Stock Fund	8.0
Fidelity Value Fund	3.8
Fidelity Blue Chip Growth Fund	3.7
Fidelity Europe Fund	3.6
Fidelity Mega Cap Stock Fund	3.1
Fidelity Growth Discovery Fund	2.6
Fidelity New Millennium Fund	2.5
Fidelity Overseas Fund	2.1

Top Sectors

% of Net Assets
Mutual Funds	84.5
Cash & Cash Equivalents	14.4

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B(a)(b)	Actual	0.70%	$1,000.00	$1,063.70	$3.58
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—84.5% of Net Assets

Security Description	Shares	Value

Investment Company Securities—84.5%
Energy Select Sector SPDR Fund	21,255	$2,127,625
Fidelity Blue Chip Growth Fund (a)	126,479	8,589,190
Fidelity Contrafund (a)	2,889	286,950
Fidelity Corporate Bond Fund (a)	1,918,784	21,970,080
Fidelity Disciplined Equity Fund (a)	80,889	2,767,229
Fidelity Diversified International Fund (a)	93,760	3,566,625
Fidelity Emerging Markets Discovery Fund (a)	1,903	24,298
Fidelity Emerging Markets Fund (a)	7,369	189,675
Fidelity Europe Fund (a)	206,312	8,339,113
Fidelity Floating Rate High Income Fund (a)	5,207	52,020
Fidelity Growth & Income Portfolio (a)	41,747	1,231,957
Fidelity Growth Discovery Fund (a)	260,584	6,011,676
Fidelity Independence Fund (a)	31,654	1,271,527
Fidelity International Discovery Fund (a)	61,197	2,520,104
Fidelity International Small Cap Fund (a)	16,325	451,397
Fidelity International Small Cap Opportunities Fund (a)	325,517	4,853,451
Fidelity Japan Smaller Companies Fund (a)	27,467	374,101
Fidelity Large Cap Stock Fund (a)	669,030	18,766,294
Fidelity Low-Priced Stock Fund (a)	7,622	395,427
Fidelity Mega Cap Stock Fund (a)	436,686	7,179,121
Fidelity New Millennium Fund (a)	139,137	5,838,171
Fidelity Nordic Fund (a)	55,770	2,728,827
Fidelity OTC Portfolio (a)	2,843	234,923
Fidelity Overseas Fund (a)	118,944	4,979,012
Fidelity Real Estate Income Fund (a)	53,635	640,937
Fidelity Real Estate Investment Portfolio (a)	17,227	643,084
Fidelity Stock Selector Large Cap Value Fund (a)	198,740	3,311,015
Fidelity Total Bond Fund (a)	4,350,655	46,726,038
Fidelity Value Discovery Fund (a)	101,930	2,401,460
Fidelity Value Fund (a)	77,972	8,826,439
iShares Core Total U.S. Bond Market ETF	12,358	1,351,965
iShares J.P. Morgan USD Emerging Markets Bond ETF	10,628	1,225,090
iShares MSCI EAFE ETF	10,142	693,408
iShares MSCI Emerging Markets ETF	79,954	3,456,411
iShares U.S. Financial Services ETF	20,478	1,728,957
Market Vectors Gold Miners ETF	18,648	493,240
SPDR Barclays Convertible Securities ETF	4,316	217,958
SPDR Barclays High Yield Bond ETF	70,646	2,948,058

Investment Company Securities—(Continued)
SPDR S&P 500 ETF Trust	10,202	1,996,735
Vanguard Consumer Discretionary ETF	9,999	1,092,091
Vanguard FTSE Developed Markets ETF	110,767	4,717,566
Vanguard Health Care ETF	17,025	1,900,501
Vanguard Industrials ETF	19,197	2,000,903
Vanguard Materials ETF	11,709	1,308,949
Vanguard Value ETF	33,907	2,744,772
WisdomTree Japan Hedged Equity Fund	62,402	3,080,163

Total Mutual Funds (Cost $190,045,776)		198,254,533

Short-Term Investment—14.4%

Repurchase Agreement—14.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $33,724,660 on 07/01/14, collateralized by $34,400,000 Federal Home Loan Bank at 0.150% due 03/30/15 with a value of $34,400,000.	33,724,660	33,724,660

Total Short-Term Investment (Cost $33,724,660)		33,724,660

Total Investments—98.9% (Cost $223,770,436) (b)		231,979,193
Other assets and liabilities (net)—1.1%		2,489,450

Net Assets—100.0%		$234,468,643

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2014, the aggregate cost of investments was $223,770,436. The aggregate unrealized appreciation and depreciation of investments were $8,256,846 and $(48,089), respectively, resulting in net unrealized appreciation of $8,208,757.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	09/19/14	55	USD	5,395,541	$18,934
S&P 500 E-Mini Index Futures	09/19/14	213	USD	20,512,518	280,543
U.S. Treasury Long Bond Futures	09/19/14	251	USD	34,051,263	382,799
U.S. Treasury Note 10 Year Futures	09/19/14	284	USD	35,479,092	69,720

Net Unrealized Appreciation					$751,996

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$198,254,533	$—	$—	$198,254,533
Total Short-Term Investment*	—	33,724,660	—	33,724,660
Total Investments	$198,254,533	$33,724,660	$—	$231,979,193

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$751,996	$—	$—	$751,996

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$33,084,392
Affiliated investments at value (b)	165,170,141
Repurchase Agreement	33,724,660
Cash	37,177
Cash collateral for futures contracts	2,102,069
Receivable for:
Investments sold	579,421
Fund shares sold	1,225,004
Dividends	212,563
Variation margin on futures contracts	106,162
Prepaid expenses	96

Total Assets	236,241,685
Liabilities
Payables for:
Investments purchased	1,549,344
Fund shares redeemed	23,794
Due to Adviser	44,498
Accrued expenses:
Management fees	58,531
Distribution and service fees	45,652
Deferred trustees’ fees	22,231
Other expenses	28,992

Total Liabilities	1,773,042

Net Assets	$234,468,643

Net assets consist of:
Paid in surplus	$219,161,510
Undistributed net investment income	474,516
Accumulated net realized gain	5,871,864
Unrealized appreciation on investments, affiliated investments and futures contracts	8,960,753

Net Assets	$234,468,643

Net Assets
Class B	$234,468,643
Capital Shares Outstanding*
Class B	20,896,851
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $32,072,633.
(b)	Identified cost of affiliated investments was $157,973,143.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$274,498
Dividends from affiliated investments	851,145

Total investment income	1,125,643
Expenses
Management fees	411,708
Administration fees	2,509
Deferred expense reimbursement	44,498
Custodian and accounting fees	13,457
Distribution and service fees—Class B	228,727
Audit and tax services	13,725
Legal	17,872
Trustees’ fees and expenses	19,610
Shareholder reporting	3,757
Insurance	36
Miscellaneous	3,537

Total expenses	759,436
Less management fee waiver	(120,955)

Net expenses	638,481

Net Investment Income	487,162

Net Realized and Unrealized Gain
Net realized gain on:
Investments	169,104
Affiliated investments	1,588,117
Futures contracts	3,839,085
Capital gain distributions from Affiliated Underlying Portfolios	465,704

Net realized gain	6,062,010

Net change in unrealized appreciation on:
Investments	746,686
Affiliated investments	4,106,246
Futures contracts	704,303

Net change in unrealized appreciation	5,557,235

Net realized and unrealized gain	11,619,245

Net Increase in Net Assets From Operations	$12,106,407

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$487,162	$662,801
Net realized gain	6,062,010	3,413,021
Net change in unrealized appreciation	5,557,235	3,403,518

Increase in net assets from operations	12,106,407	7,479,340

From Distributions to Shareholders
Net investment income
Class B	0	(1,095,809)
Net realized capital gains
Class B	(736,608)	(2,455,668)

Total distributions	(736,608)	(3,551,477)

Increase in net assets from capital share transactions	79,324,393	139,846,588

Total increase in net assets	90,694,192	143,774,451

Net Assets
Beginning of period	143,774,451	0

End of period	$234,468,643	$143,774,451

Undistributed (distributions in excess of) net investment income
End of period	$474,516	$(12,646)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Value	Shares	Value
Class B
Sales	7,834,444	$84,811,800	14,244,292	$146,860,725
Reinvestments	68,971	736,608	335,678	3,551,477
Redemptions	(577,869)	(6,224,015)	(1,008,665)	(10,565,614)

Net increase	7,325,546	$79,324,393	13,571,305	$139,846,588

Increase derived from capital shares transactions		$79,324,393		$139,846,588

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013(a)
Net Asset Value, Beginning of Period	$10.59		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.03		0.10
Net realized and unrealized gain on investments	0.64		0.76

Total from investment operations	0.67		0.86

Less Distributions
Distributions from net investment income	0.00		(0.08)
Distributions from net realized capital gains	(0.04)		(0.19)

Total distributions	(0.04)		(0.27)

Net Asset Value, End of Period	$11.22		$10.59

Total Return (%) (c)	6.37	(d)	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.83	(f)	1.15	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.70	(f)	0.80	(f)
Ratio of net investment income to average net assets (%)	0.53	(f)	1.39	(f)
Portfolio turnover rate (%)	33	(d)	88	(d)
Net assets, end of period (in millions)	$234.5		$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 29, 2013. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on

MIST-10

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the market values of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-11

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $33,724,660, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$452,519
Equity	Unrealized appreciation on futures contracts* (a)	299,477

Total		$751,996

MIST-12

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$2,129,568	$1,709,517	$3,839,085

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$1,087,151	$(382,848)	$704,303

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$44,528,525

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

MIST-13

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$122,278,865	$0	$51,625,996

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate:

Management Fees earned by MetLife Advisers for the period ended June 30, 2014	% per annum	Average Daily Net Assets
$411,708	0.450%	ALL

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pyramis Global Advisors, LLC (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2015, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - MetLife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2015. Pursuant to that Expense Limitation Agreement, MetLife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement	Expenses Deferred in 2013 Subject to repayment until December 31,
Class B	2018
0.80%	$53,199

MIST-14

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, MetLife Advisers shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

As of June 30, 2014, there were no expenses deferred in 2014 and $44,498 was repaid to MetLife Advisers in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2013, which were recovered during the six months ended June 30, 2014 was $44,498. Amounts recouped for the six months ended June 30, 2014 are shown as Deferred expense reimbursement in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2014 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Fidelity Blue Chip Growth Fund	89,175	37,304	—	126,479
Fidelity Blue Chip Value Fund	25,601	119,331	(144,932)	—
Fidelity Contrafund	47,845	6,755	(51,711)	2,889
Fidelity Corporate Bond Fund	547,590	1,371,194	—	1,918,784
Fidelity Disciplined Equity Fund	191,399	—	(110,510)	80,889
Fidelity Diversified International Fund	103,258	29,629	(39,127)	93,760
Fidelity Emerging Markets Discovery Fund	1,903	—	—	1,903
Fidelity Emerging Markets Fund	7,369	—	—	7,369
Fidelity Equity-Income Fund	8,585	—	(8,585)	—
Fidelity Europe Fund	143,471	120,149	(57,308)	206,312
Fidelity Floating Rate High Income Fund	5,108	99	—	5,207
Fidelity Growth & Income Portfolio	1,885	39,862	—	41,747
Fidelity Growth Discovery Fund	26,926	233,658	—	260,584
Fidelity Independence Fund	—	31,654	—	31,654
Fidelity International Discovery Fund	114,527	14,260	(67,590)	61,197

MIST-15

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Fidelity International Small Cap Fund	130,603	—	(114,278)	16,325
Fidelity International Small Cap Opportunities Fund	—	325,517	—	325,517
Fidelity Japan Smaller Companies Fund	54,934	—	(27,467)	27,467
Fidelity Large Cap Stock Fund	388,421	280,609	—	669,030
Fidelity Low Priced Stock Fund	109,149	—	(101,527)	7,622
Fidelity Mega Cap Stock Fund	333,494	392,813	(289,621)	436,686
Fidelity New Millennium Fund	28,037	224,119	(113,019)	139,137
Fidelity Nordic Fund	7,599	48,171	—	55,770
Fidelity OTC Portfolio	18,928	31,535	(47,620)	2,843
Fidelity Overseas Fund	—	118,944	—	118,944
Fidelity Real Estate Income Fund	—	53,635	—	53,635
Fidelity Real Estate Investment Fund	—	17,227	—	17,227
Fidelity Stock Selector Large Cap Value Fund	—	198,740	—	198,740
Fidelity Total Bond Fund	3,446,953	1,044,652	(140,950)	4,350,655
Fidelity Value Discovery Fund	—	101,930	—	101,930
Fidelity Value Fund	40,271	37,701	—	77,972

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Fidelity Blue Chip Growth Fund	$—	$—	$—	$8,589,190
Fidelity Blue Chip Value Fund	140,423	—	—	—
Fidelity Contrafund	42,625	9,019	—	286,950
Fidelity Corporate Bond Fund	—	—	221,896	21,970,080
Fidelity Disciplined Equity Fund	240,857	—	—	2,767,229
Fidelity Diversified International Fund	26,570	—	—	3,566,625
Fidelity Emerging Markets Discovery Fund	—	—	—	24,298
Fidelity Emerging Markets Fund	—	—	—	189,675
Fidelity Equity-Income Fund	20,874	—	—	—
Fidelity Europe Fund	283,366	—	—	8,339,113
Fidelity Floating Rate High Income Fund	—	—	849	52,020
Fidelity Growth & Income Portfolio	—	—	215	1,231,957
Fidelity Growth Discovery Fund	—	—	—	6,011,676
Fidelity Independence Fund	—	—	—	1,271,527
Fidelity International Discovery Fund	255,081	—	—	2,520,104
Fidelity International Small Cap Fund	290,587	—	—	451,397
Fidelity International Small Cap Opportunities Fund	—	—	—	4,853,451
Fidelity Japan Smaller Companies Fund	(35,492)	—	—	374,101
Fidelity Large Cap Stock Fund	—	446,292	45,978	18,766,294
Fidelity Low Priced Stock Fund	269,882	—	—	395,427
Fidelity Mega Cap Stock Fund	52,327	—	—	7,179,121
Fidelity New Millennium Fund	156,605	10,393	—	5,838,171
Fidelity Nordic Fund	—	—	—	2,728,827
Fidelity OTC Portfolio	(145,865)	—	—	234,923
Fidelity Overseas Fund	—	—	—	4,979,012
Fidelity Real Estate Income Fund	—	—	6,530	640,937
Fidelity Real Estate Investment Fund	—	—	2,659	643,084
Fidelity Stock Selector Large Cap Value Fund	—	—	—	3,311,015
Fidelity Total Bond Fund	(9,723)	—	573,018	46,726,038
Fidelity Value Discovery Fund	—	—	—	2,401,460
Fidelity Value Fund	—	—	—	8,826,439

	$1,588,117	$465,704	$851,145	$165,170,141

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2013 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$2,033,188	$1,518,289	$3,551,477

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$268,003	$402,263	$3,279,714	$—	$3,949,980

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 6.37%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

Central bank policy continued to be a key theme driving global financial markets during the period. Prior to the period, central bank policies appeared synchronized as they shared a common goal of promoting growth within their respective economic regions through accommodative monetary policy. During the period, we started to see a divergence in central bank action as certain economies have accelerated through the economic cycle faster than others. In particular, the U.K. and the U.S. were ahead in the cycle and markets started to price in central bank policy adjustments accordingly. On the contrary, the European Central Bank (the “ECB”) and the Bank of Japan have continued in the direction of easing monetary policy to combat deflation and stimulate growth.

In January, concerns about the U.S. Federal Reserve (the “Fed”) reducing its Quantitative Easing program and its impact on emerging markets resulted in the worst start to the year for equities since 2010. However, a strong rebound followed in the middle of the first quarter, as markets shrugged off weak U.S. economic data and Europe’s economy showed signs of improvement. Early in the year, investors were encouraged by evidence of growing economic activity in the Eurozone. However, annual inflation remained below target during the period, unexpectedly slowing in March, thus raising hopes of further easing. After a stellar 2013, Japanese equities weakened in the first quarter of 2014. This was partly due to fears about the upcoming sales tax hike and also because of the yen’s safe haven status. With international tensions rising, the yen rose, negatively impacting Japanese equities. Global bonds had a better start to the year than many anticipated; particularly in the U.S. where the yield on the 10-year U.S. Treasury Index fell.

Global equity markets continued to march higher in the second quarter as investors were reassured by the Fed’s comments about ongoing accommodative monetary policy and also by the ECB’s policy easing measures. Geopolitical tension was once again in the forefront, this time in Iraq where conflict between the government and Sunni militants escalated. U.S. economic data generally pointed to an improvement in growth in the second quarter and the Fed appeared positive on the outlook for the U.S. economy and relatively unconcerned about inflationary pressures. Eurozone equities were further supported by expectations that the ECB would take steps to ease monetary policy and stimulate growth. Action was forthcoming in early June when the ECB announced a range of measures, including the introduction of a negative deposit rate. Japanese equities reversed direction in the second quarter as concerns of the sales tax hike eased. Emerging markets fell during the first quarter and rebounded in the second quarter. Initially, the asset class suffered in January owing to concerns about the impact of the Fed’s tapering, particularly on those countries with large current account deficits. Events in Ukraine and weaker-than-expected macroeconomic data from China also detracted. Later in the period, Emerging Asia led the gains, specifically in India where optimism about the country’s growth and reform prospects were boosted by recent elections. In the second quarter, global bonds built upon gains made in the first quarter. Credit indices advanced and government bond yields remained low.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year Interest Rate Swaps. The Portfolio’s interest rate overlay was additive to performance during the period.

The Portfolio had an underweight position in fixed income throughout the first half of the year. While the fixed income allocation helped overall performance, the underweight position hurt performance, particularly in January when equities were under pressure. U.S. equities were contributory to performance; however, the asset class underweight presented a slight opportunity cost as U.S. equities performed well relative to other developed markets. Further, the Portfolio’s underweight to U.S. Small Cap equities detracted as they outperformed U.S. Large Cap. Outside the U.S., the strengthening sterling put pressure on U.K. equities as a meaningful proportion of U.K. corporate revenues are generated overseas.

Early in the period, Japanese equities underperformed the broad developed equity market and detracted from overall Portfolio performance due to volatility in Emerging Asia and the looming sales tax hike in Japan. These concerns eased and we subsequently increased the Portfolio’s exposure to Japanese equities, which helped drive overall Portfolio performance higher in the second quarter.

Other contributors included the Portfolio’s overweight to U.S. equities early in the period, as well as the stock selection within the underlying Schroders QEP Global Core equity strategy which contributed to its outperformance versus the MSCI World Index. Additionally, regional decisions such as the allocation to emerging market equities enhanced performance owing to the ongoing global recovery. European company profitability boosted Eurozone equities, contributing positively to the Portfolio’s performance.

During the first half of the year, we continued to favor the U.S. growth story, particularly U.S. Large Cap equities, whose valuations

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

were less stretched than Small Cap equities. We decreased our Eurozone equity allocation during the first quarter to mitigate risks posed by the escalation in Ukraine (Russia being an important oil partner to Europe) and slowing growth in China (Europe’s largest trade partner). We also reduced the Portfolio’s exposure to Japanese equities early in the year. This was due to the depreciation of emerging markets currencies which could negatively impact Japanese exports and the increase in the Japanese sales tax which we anticipated would put pressure on Japanese equities. During the first quarter, we maintained minimal emerging markets equity allocations with the Portfolio’s only exposures stemming from underlying actively-managed equity portfolios. Late in the first quarter we added the Shareholder Focus Portfolio, a new custom stock portfolio which invests in companies that offer value by distributing cash to shareholders or through share buybacks. The new custom stock portfolio is designed to complement the High Quality Yield custom stock portfolio we continued to own.

We have been positive on equities for several years given their attractive valuation and the accommodative monetary policies of major central banks. Our central economic scenario of modest growth and low inflation is supportive for equities. However, this scenario is increasingly reflected in valuations and consequently equities are vulnerable to any deterioration in the outlook for either growth or inflation. Consequently, we started to layer in defensive equity positions in recent months. The first level of protection was to avoid or reduce those assets that have become expensive and hence are most susceptible to any reversal in markets such as U.S. Small Cap equities, U.S. Utilities and High Yield. Avoiding or lowering the Portfolio’s exposure to expensive assets opened up opportunities to allocate to assets of relative value. For example, we added to emerging market equities which have been attractively valued as compared to other equity markets. Our analysis of market risks placed an increasing weight on inflationary outcomes as the balance between growth and inflation changes. Subsequently, we introduced Treasury Inflation Protection Securities (“TIPS”) to battle inflationary pressures as initial signs of inflation started to surface in the U.S. Volatility remained low but that was justified given supportive central bank policy, particularly in the U.S. We remained cautious with fixed income, and were therefore underweight versus the benchmark, as Fed tapering and speculation of an interest rate hike in the U.S. could have impacted bond valuations.

The Portfolio used derivative instruments to adjust equity, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of the June 30, 2014, the Portfolio’s allocation to Developed Equities was 59.27% and the allocation to U.S. Investment Grade Bonds was 30.26%. We held approximately 8.69% in Opportunistic asset classes, specifically, 3.73% in Emerging Markets Equities, 1.47% in Emerging Markets Debt, 1.47% in High Yield, and 2.02% in TIPS. The Portfolio’s cash level was 1.78% as of the end of June. The calculated volatility of the Portfolio’s positioning as of period end was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	6.37	15.89	11.37
Dow Jones Moderate Index	5.77	16.21	11.42

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Sectors

% of Net Assets
Financials	22.4
Health Care	4.5
Information Technology	4.4
Industrials	4.1
Consumer Discretionary	3.7

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	24.0
Cash & Cash Equivalents	18.0
U.S. Treasury & Government Agencies	2.7
Foreign Government	0.3

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class B	Actual	0.98%	$1,000.00	$1,063.70	$5.01
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—34.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Boeing Co. (The)	6,200	$788,826
Cobham plc	49,515	264,372
Exelis, Inc.	5,800	98,484
General Dynamics Corp.	2,900	337,995
Honeywell International, Inc.	8,500	790,075
Kongsberg Gruppen A/S	2,272	51,482
L-3 Communications Holdings, Inc.	5,707	689,120
Lockheed Martin Corp.	5,133	825,027
Northrop Grumman Corp.	4,000	478,520
Raytheon Co.	6,946	640,769
Rockwell Collins, Inc.	2,300	179,722
Rolls-Royce Holdings plc (a)	10,511	191,974
Senior plc	27,819	134,831
Ultra Electronics Holdings plc	2,251	72,121
United Technologies Corp.	8,411	971,050

		6,514,368

Air Freight & Logistics—0.2%
Expeditors International of Washington, Inc.	5,900	260,544
FedEx Corp.	2,700	408,726
Forward Air Corp.	2,400	114,840
Oesterreichische Post AG	3,333	165,566
Singapore Post, Ltd.	87,000	121,070
United Parcel Service, Inc. - Class B	5,471	561,653

		1,632,399

Airlines—0.2%
Alaska Air Group, Inc.	2,000	190,100
ANA Holdings, Inc.	152,000	358,915
Copa Holdings S.A. - Class A	2,000	285,140
Dart Group plc	13,800	48,601
Deutsche Lufthansa AG	13,726	294,694
International Consolidated Airlines Group S.A. - Class DI (a)	48,527	309,015
Japan Airlines Co., Ltd.	2,500	138,361
Skymark Airlines, Inc. (a)	2,100	5,914
Spirit Airlines, Inc. (a)	900	56,916

		1,687,656

Auto Components—0.6%
Aisan Industry Co., Ltd.	1,400	12,474
ARB Corp., Ltd.	3,206	37,041
Autoliv, Inc.	3,600	383,688
Autoneum Holding AG (a)	438	87,891
Brembo S.p.A.	1,995	72,833
Bridgestone Corp.	12,400	434,576
Cie Generale des Etablissements Michelin	4,668	558,443
Continental AG	2,451	567,782
Delphi Automotive plc	7,000	481,180
Exedy Corp.	1,800	53,578
FCC Co., Ltd.	5,300	99,619
G-Tekt Corp.	2,000	26,169
Gentex Corp.	2,800	81,452
Halla Visteon Climate Control Corp.	1,380	62,463
Hankook Tire Co., Ltd.	1,820	108,630

Auto Components—(Continued)
HI-LEX Corp.	1,900	52,513
Hyundai Mobis	700	196,444
Hyundai Wia Corp.	354	68,616
Keihin Corp.	6,700	106,682
Magna International, Inc.	3,500	376,749
NHK Spring Co., Ltd.	16,000	150,223
Nippon Seiki Co., Ltd.	3,000	57,975
Nissin Kogyo Co., Ltd.	5,400	107,321
Nokian Renkaat Oyj	5,403	211,008
Pacific Industrial Co., Ltd.	3,700	30,201
Piolax, Inc.	600	23,124
Plastic Omnium S.A.	5,341	167,949
Showa Corp.	3,800	46,308
Standard Motor Products, Inc.	900	40,203
Tianneng Power International, Ltd.	18,000	6,782
Tokai Rika Co., Ltd.	5,400	108,593
Topre Corp.	4,000	54,415
Toyoda Gosei Co., Ltd.	7,100	147,677
TRW Automotive Holdings Corp. (a)	3,800	340,176
TS Tech Co., Ltd.	5,200	151,503
Valeo S.A.	2,693	361,136
Yorozu Corp.	1,300	25,819

		5,899,236

Automobiles—0.3%
Daihatsu Motor Co., Ltd.	10,000	178,066
Daimler AG	1,644	153,961
Ford Motor Co.	5,000	86,200
Fuji Heavy Industries, Ltd.	16,000	444,027
Geely Automobile Holdings, Ltd.	270,000	95,123
Honda Motor Co., Ltd.	1,900	66,463
Isuzu Motors, Ltd.	39,000	258,395
Kia Motors Corp.	1,035	57,934
Suzuki Motor Corp.	8,800	276,167
Toyota Motor Corp.	14,800	890,281

		2,506,617

Banks—3.1%
77 Bank, Ltd. (The)	9,000	47,516
Australia & New Zealand Banking Group, Ltd.	7,227	227,366
Awa Bank, Ltd. (The)	6,000	34,162
Banco Bilbao Vizcaya Argentaria S.A.	10,273	130,784
Banco Santander S.A.	47,066	491,126
Bank Hapoalim B.M.	63,125	364,684
Bank Leumi Le-Israel B.M. (a)	82,762	322,633
Bank of America Corp.	101,100	1,553,907
Bank of East Asia, Ltd.	76,000	315,449
Bank of Iwate, Ltd. (The)	500	24,639
Bank of Kyoto, Ltd. (The)	23,000	209,475
Bank of Montreal	5,154	379,552
Bank of Nova Scotia	900	60,003
Bank of Okinawa, Ltd. (The)	500	21,639
Bank Pekao S.A.	3,505	199,589
BankUnited, Inc.	7,500	251,100
Barclays plc	168,705	614,538
BNP Paribas S.A.	14,169	961,357

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
BOC Hong Kong Holdings, Ltd.	122,500	$355,058
Canadian Imperial Bank of Commerce	4,044	367,998
Chiba Bank, Ltd. (The)	25,000	176,803
Chiba Kogyo Bank, Ltd. (The)	2,300	17,898
Chugoku Bank, Ltd. (The)	11,000	169,400
Citigroup, Inc.	34,500	1,624,950
Citizens & Northern Corp.	700	13,643
Commerzbank AG (a)	12,483	196,255
Commonwealth Bank of Australia	7,092	541,234
Credit Agricole S.A.	13,756	194,023
Cullen/Frost Bankers, Inc.	2,600	206,492
CVB Financial Corp.	8,900	142,667
Dah Sing Banking Group, Ltd.	20,000	33,499
Dah Sing Financial Holdings, Ltd.	11,200	59,181
Daishi Bank, Ltd. (The)	21,000	78,898
First Financial Corp.	300	9,657
First International Bank of Israel, Ltd.	1,434	22,980
Fukui Bank, Ltd. (The)	5,000	12,285
Fukuoka Financial Group, Inc.	23,000	111,218
Gunma Bank, Ltd. (The)	18,000	106,610
Hachijuni Bank, Ltd. (The)	31,000	192,194
Hang Seng Bank, Ltd.	31,000	507,848
Higo Bank, Ltd. (The)	9,000	50,180
Hiroshima Bank, Ltd. (The)	20,000	95,706
Hokkoku Bank, Ltd. (The)	5,000	17,202
HSBC Holdings plc (Hong Kong Listed Shares)	22,400	227,294
HSBC Holdings plc	203,234	2,063,251
Huntington Bancshares, Inc.	19,900	189,846
Hyakugo Bank, Ltd. (The)	15,000	62,576
International Bancshares Corp.	4,700	126,900
Israel Discount Bank, Ltd. - Class A (a)	73,040	123,810
Iyo Bank, Ltd. (The)	17,000	172,113
JPMorgan Chase & Co.	39,800	2,293,276
Juroku Bank, Ltd. (The)	5,000	18,737
Kagoshima Bank, Ltd. (The)	8,000	54,087
KB Financial Group, Inc.	5,300	184,627
Keiyo Bank, Ltd. (The)	8,000	40,685
Kiyo Bank, Ltd. (The)	2,000	27,283
Lloyds Banking Group plc (a)	24,423	31,059
M&T Bank Corp.	5,513	683,888
Mitsubishi UFJ Financial Group, Inc.	139,500	856,945
National Australia Bank, Ltd.	2,212	68,423
National Bank of Canada	8,683	368,298
Nishi-Nippon City Bank, Ltd. (The)	12,000	29,547
North Pacific Bank, Ltd.	14,400	62,212
Oversea-Chinese Banking Corp., Ltd.	45,000	344,757
PNC Financial Services Group, Inc. (The)	6,500	578,825
Popular, Inc. (a)	4,300	146,974
Raiffeisen Bank International AG	5,048	160,702
Republic Bancorp, Inc. - Class A	500	11,860
Royal Bank of Canada	3,100	221,609
Royal Bank of Scotland Group plc (a)	79,664	448,911
San-In Godo Bank, Ltd. (The)	10,000	74,304
Shiga Bank, Ltd. (The)	6,000	36,190
Shinsei Bank, Ltd.	98,000	221,115
Shizuoka Bank, Ltd. (The)	25,000	270,719
Societe Generale S.A.	10,954	572,838

Banks—(Continued)
Standard Chartered plc	32,568	665,553
Sumitomo Mitsui Financial Group, Inc.	16,600	697,037
TOMONY Holdings, Inc.	7,300	32,261
Toronto-Dominion Bank (The)	9,465	487,243
Trustmark Corp.	6,500	160,485
U.S. Bancorp	11,906	515,768
United Overseas Bank, Ltd.	20,000	361,459
Wells Fargo & Co.	54,254	2,851,590
Westamerica Bancorp	3,000	156,840
Westpac Banking Corp.	7,292	233,155
Yamaguchi Financial Group, Inc.	9,000	95,007

		28,543,457

Beverages—0.4%
Anheuser-Busch InBev NV	2,280	262,066
C&C Group plc	16,034	99,793
China Tontine Wines Group, Ltd. (a)	128,000	5,287
Coca-Cola Amatil, Ltd.	29,733	265,110
Coca-Cola Co. (The)	26,818	1,136,010
Diageo plc	5,369	170,913
Dr Pepper Snapple Group, Inc.	6,042	353,940
Heineken Holding NV	2,124	139,652
Monster Beverage Corp. (a)	1,900	134,957
PepsiCo, Inc.	14,064	1,256,478
SABMiller plc	1,174	68,019

		3,892,225

Biotechnology—0.5%
Actelion, Ltd. (a)	2,553	322,730
Amgen, Inc.	8,700	1,029,819
BioGaia AB - B Shares	534	15,425
Biogen Idec, Inc. (a)	2,100	662,151
Celgene Corp. (a)	3,400	291,992
Gilead Sciences, Inc. (a)	16,900	1,401,179
Grifols S.A.	4,024	219,694
Grifols S.A. (ADR)	3,987	175,627
Myriad Genetics, Inc. (a)	2,700	105,084
PDL BioPharma, Inc.	6,300	60,984
Sirtex Medical, Ltd.	3,475	55,358
United Therapeutics Corp. (a)	2,200	194,678

		4,534,721

Building Products—0.0%
Central Glass Co., Ltd.	11,000	40,550
Sekisui Jushi Corp.	3,000	42,940

		83,490

Capital Markets—0.6%
Aberdeen Asset Management plc	37,765	293,439
Aizawa Securities Co., Ltd.	3,600	20,266
American Capital, Ltd. (a)	3,200	48,928
ARA Asset Management, Ltd.	9,900	14,141
Ashmore Group plc	25,205	159,614
Azimut Holding S.p.A.	4,427	114,116
Capital Southwest Corp.	1,200	43,212

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Daiwa Securities Group, Inc.	53,000	$459,918
Deutsche Bank AG	8,512	299,471
Diamond Hill Investment Group, Inc.	300	38,316
Franklin Resources, Inc.	9,200	532,128
Goldman Sachs Group, Inc. (The)	6,500	1,088,360
HFF, Inc. - Class A	1,600	59,504
Invesco, Ltd.	12,700	479,425
Jupiter Fund Management plc	15,728	107,554
Macquarie Group, Ltd.	7,241	407,024
Mediobanca S.p.A. (a)	26,581	265,042
Morgan Stanley	14,000	452,620
Platinum Asset Management, Ltd.	10,648	63,331
RHJ International (a)	2,365	11,519
SEI Investments Co.	5,600	183,512
T. Rowe Price Group, Inc.	5,500	464,255
Tetragon Financial Group, Ltd.	2,330	23,367
UBS AG (a)	4,218	77,291
Waddell & Reed Financial, Inc. - Class A	1,100	68,849

		5,775,202

Chemicals—0.9%
ADEKA Corp.	2,300	30,903
Agrium, Inc.	3,500	320,627
Air Products & Chemicals, Inc.	524	67,397
Albemarle Corp.	3,400	243,100
Asahi Kasei Corp.	50,000	383,322
BASF SE	10,713	1,247,399
Carlit Holdings Co., Ltd.	2,600	15,455
CF Industries Holdings, Inc.	1,100	264,583
China Sanjiang Fine Chemicals Co., Ltd.	33,000	12,731
China Steel Chemical Corp.	3,000	19,441
Chugoku Marine Paints, Ltd.	3,000	21,722
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	18,973
Dow Chemical Co. (The)	14,600	751,316
E.I. du Pont de Nemours & Co.	7,821	511,806
FutureFuel Corp.	3,100	51,429
Israel Chemicals, Ltd.	18,198	156,187
JSR Corp.	2,800	48,114
K&S AG	7,231	237,373
Kaneka Corp.	6,000	37,605
Kimoto Co., Ltd.	4,800	18,888
Konishi Co., Ltd.	900	19,153
Lintec Corp.	4,400	88,550
LyondellBasell Industries NV - Class A	6,300	615,195
Mitsubishi Chemical Holdings Corp.	27,000	119,833
Monsanto Co.	2,927	365,114
Nihon Parkerizing Co., Ltd.	1,000	22,969
Nippon Pillar Packing Co., Ltd.	1,000	8,201
Nippon Synthetic Chemical Industry Co., Ltd. (The)	4,000	31,950
Nissan Chemical Industries, Ltd.	8,000	124,616
Nitto Denko Corp.	5,300	248,836
NOF Corp.	12,000	85,732
Novozymes A/S - B Shares	2,567	128,803
Olin Corp.	3,300	88,836

Chemicals—(Continued)
Potash Corp. of Saskatchewan, Inc.	10,400	395,513
PPG Industries, Inc.	276	58,001
Praxair, Inc.	3,150	418,446
Sanyo Chemical Industries, Ltd.	4,000	28,300
Shikoku Chemicals Corp.	2,000	15,434
Shin-Etsu Chemical Co., Ltd.	3,700	225,239
Sika AG	44	179,970
Syngenta AG	532	198,766
Taiyo Holdings Co., Ltd.	2,200	68,272
Tenma Corp.	1,000	15,606
Terra Nitrogen Co. L.P.	400	57,728
Tikkurila Oyj	922	25,218
Toagosei Co., Ltd.	22,000	99,170
Tokai Carbon Co., Ltd.	6,000	17,144
Tokyo Ohka Kogyo Co., Ltd.	2,900	69,275
Victrex plc	4,328	125,933
Yara International ASA	4,406	220,912

		8,625,086

Commercial Services & Supplies—0.3%
ADT Corp. (The)	8,500	296,990
Cabcharge Australia, Ltd.	2,996	11,412
Cintas Corp.	2,300	146,142
Collection House, Ltd.	9,346	16,566
Dai Nippon Printing Co., Ltd.	22,000	230,171
Deluxe Corp.	2,400	140,592
Duskin Co., Ltd.	1,400	27,128
HNI Corp.	3,100	121,241
Intrum Justitia AB	5,258	156,786
Kaba Holding AG - Class B (a)	243	120,112
Loomis AB - Class B	3,734	114,772
Matsuda Sangyo Co., Ltd.	1,100	13,624
Mineral Resources, Ltd.	11,153	100,952
Mitie Group plc	30,803	167,897
NAC Co., Ltd.	1,200	18,118
Pitney Bowes, Inc.	8,400	232,008
Republic Services, Inc.	10,076	382,586
Securitas AB - B Shares	2,581	30,594
Societe BIC S.A.	300	41,039
Toppan Forms Co., Ltd.	1,400	14,103
Toppan Printing Co., Ltd.	22,000	170,565
Transcontinental, Inc. - Class A	6,600	92,717
UniFirst Corp.	1,500	159,000
Waste Management, Inc.	8,553	382,576

		3,187,691

Communications Equipment—0.5%
Brocade Communications Systems, Inc.	9,900	91,080
Cisco Systems, Inc.	57,500	1,428,875
F5 Networks, Inc. (a)	2,300	256,312
Harris Corp.	8,206	621,605
InterDigital, Inc.	600	28,680
Ituran Location and Control, Ltd.	1,362	33,145
Pace plc	11,528	70,378
Plantronics, Inc.	1,400	67,270
QUALCOMM, Inc.	19,021	1,506,463

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Telefonaktiebolaget LM Ericsson - B Shares	33,072	$399,894

		4,503,702

Construction & Engineering—0.1%
Ausdrill, Ltd.	4,930	3,974
Cardno, Ltd.	5,697	33,945
Decmil Group, Ltd.	14,456	24,349
Fluor Corp.	4,200	322,980
Kandenko Co., Ltd.	3,000	17,458
Kinden Corp.	10,000	97,372
Kyudenko Corp.	4,000	38,984
MACA, Ltd.	10,971	19,196
Macmahon Holdings, Ltd. (a)	38,458	3,625
Monadelphous Group, Ltd.	5,493	81,520
Nichireki Co., Ltd.	2,000	21,810
NRW Holdings, Ltd.	5,893	5,115
RCR Tomlinson, Ltd.	8,422	22,245
Sanki Engineering Co., Ltd.	3,000	22,675
Sumitomo Densetsu Co., Ltd.	1,200	13,751
Taihei Dengyo Kaisha, Ltd.	2,000	14,810
UGL, Ltd.	9,889	63,837
United Integrated Services Co., Ltd.	23,000	25,722
Vinci S.A.	5,708	426,309

		1,259,677

Construction Materials—0.0%
Imerys S.A.	2,839	239,586
Italcementi S.p.A.	4,051	38,201

		277,787

Consumer Finance—0.3%
American Express Co.	8,400	796,908
Capital One Financial Corp.	7,800	644,280
Cash America International, Inc.	1,900	84,417
Discover Financial Services	10,700	663,186
First Cash Financial Services, Inc. (a)	400	23,036
Portfolio Recovery Associates, Inc. (a)	2,100	125,013
World Acceptance Corp. (a)	700	53,172

		2,390,012

Containers & Packaging—0.1%
Ball Corp.	6,055	379,527
Crown Holdings, Inc. (a)	7,370	366,731
Mayr Melnhof Karton AG	330	39,304
Rock-Tenn Co. - Class A	1,900	200,621
Sonoco Products Co.	3,700	162,541
Toyo Seikan Group Holdings, Ltd.	5,000	76,976

		1,225,700

Distributors—0.0%
Genuine Parts Co.	3,200	280,960
Jardine Cycle & Carriage, Ltd.	3,000	106,152

		387,112

Diversified Consumer Services—0.0%
American Public Education, Inc. (a)	300	10,314
Apollo Education Group, Inc. (a)	2,300	71,875
Best Bridal, Inc.	1,400	9,033
Capella Education Co.	400	21,756
Grand Canyon Education, Inc. (a)	700	32,179
ITT Educational Services, Inc. (a)	600	10,014
Meiko Network Japan Co., Ltd.	1,100	14,071
Navitas, Ltd.	11,374	76,554

		245,796

Diversified Financial Services—0.3%
ASX, Ltd.	4,727	158,837
Berkshire Hathaway, Inc. - Class B (a)	3,000	379,680
CBOE Holdings, Inc.	1,900	93,499
FirstRand, Ltd.	45,753	175,305
Fuyo General Lease Co., Ltd.	1,300	58,230
IG Group Holdings plc	12,559	126,436
Industrivarden AB - A Shares	1,443	30,474
Industrivarden AB - C Shares	10,233	201,987
ING Groep NV (a)	18,720	262,663
Investor AB - B Shares	21,395	801,946
MarketAxess Holdings, Inc.	700	37,842
McGraw Hill Financial, Inc.	1,400	116,242
MSCI, Inc. (a)	900	41,265
Ricoh Leasing Co., Ltd.	1,400	40,023
Singapore Exchange, Ltd.	16,000	89,033
Sofina S.A.	759	88,198

		2,701,660

Diversified Telecommunication Services—1.2%
AT&T, Inc.	61,715	2,182,242
BCE, Inc.	17,818	808,201
Belgacom S.A.	11,200	371,348
Bell Aliant, Inc.	4,536	118,560
Bezeq The Israeli Telecommunication Corp., Ltd.	253,384	474,487
Elisa Oyj	8,335	254,811
Frontier Communications Corp.	61,632	359,931
Inteliquent, Inc.	3,400	47,158
Nippon Telegraph & Telephone Corp.	8,100	505,893
Singapore Telecommunications, Ltd.	39,000	120,460
Swisscom AG	909	528,064
Telefonica S.A.	9,823	168,412
Telekomunikasi Indonesia Persero Tbk PT	332,500	69,202
Telenor ASA	25,676	584,178
TeliaSonera AB	54,461	397,488
Telstra Corp., Ltd.	85,726	421,366
TELUS Corp.	11,400	424,889
Turk Telekomunikasyon A/S	18,115	52,333
Verizon Communications, Inc. (London Listed Shares)	12,384	605,779
Verizon Communications, Inc.	37,816	1,850,337
Windstream Holdings, Inc.	39,360	392,026

		10,737,165

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—0.5%
American Electric Power Co., Inc.	1,146	$63,912
CEZ A/S	4,927	148,714
Cia Paranaense de Energia (ADR)	1,200	18,372
CLP Holdings, Ltd.	28,500	233,286
Duke Energy Corp.	7,718	572,598
EDP - Energias de Portugal S.A.	74,926	375,704
Enel S.p.A.	48,441	281,883
EVN AG	4,052	59,246
Exelon Corp.	1,500	54,720
Fortum Oyj	12,671	339,952
NextEra Energy, Inc.	1,687	172,884
PGE S.A.	12,762	90,977
Red Electrica Corp. S.A.	5,694	521,575
Southern Co. (The)	20,048	909,778
SSE plc	14,626	392,004
Tauron Polska Energia S.A.	21,841	37,181
Verbund AG	9,776	189,356

		4,462,142

Electrical Equipment—0.3%
ABB, Ltd. (a)	8,671	200,099
Babcock & Wilcox Co. (The)	5,300	172,038
Eaton Corp. plc	364	28,094
Emerson Electric Co.	9,584	635,994
Hubbell, Inc. - Class B	1,300	160,095
Legrand S.A.	8,605	526,041
Nissin Electric Co., Ltd.	9,000	59,275
Nitto Kogyo Corp.	4,000	88,142
OSRAM Licht AG (a)	30	1,513
Rockwell Automation, Inc.	3,500	438,060

		2,309,351

Electronic Equipment, Instruments & Components—0.3%
Ai Holdings Corp.	1,600	29,171
Axis Communications AB	2,842	82,873
Barco NV	445	35,410
Corning, Inc.	26,900	590,455
Delta Electronics Thailand plc	11,900	22,916
Dolby Laboratories, Inc. - Class A (a)	2,600	112,320
Domino Printing Sciences plc	3,948	40,518
Flextronics International, Ltd. (a)	33,661	372,627
Flytech Technology Co., Ltd.	13,000	58,377
FUJIFILM Holdings Corp.	13,900	388,428
Halma plc	10,005	100,819
Hoya Corp.	12,300	409,297
Kanematsu Electronics, Ltd.	800	11,304
KH Vatec Co., Ltd.	966	14,900
LEM Holding S.A.	30	26,013
Nippon Electric Glass Co., Ltd.	18,000	105,022
Simplo Technology Co., Ltd.	4,000	24,780
Spectris plc	2,190	83,134
Taiwan Chinsan Electronic Industrial Co., Ltd.	13,000	23,985
TE Connectivity, Ltd.	1,300	80,392

		2,612,741

Energy Equipment & Services—0.5%
AMEC plc	12,819	266,258
CAT Oil AG	1,896	48,820
Diamond Offshore Drilling, Inc.	5,800	287,854
Ensco plc - Class A	8,200	455,674
Fugro NV	3,597	205,772
Halliburton Co.	2,700	191,727
Helmerich & Payne, Inc.	3,700	429,607
National Oilwell Varco, Inc.	6,400	527,040
Newpark Resources, Inc. (a)	6,900	85,974
Petroleum Geo-Services ASA	12,043	127,415
ProSafe SE	12,414	102,464
Rowan Cos. plc - Class A	4,000	127,720
Savanna Energy Services Corp.	1,900	15,046
Schlumberger, Ltd.	7,000	825,650
Tecnicas Reunidas S.A.	741	45,912
TGS Nopec Geophysical Co. ASA	6,511	207,940
Transocean, Ltd.	7,700	346,731
Transocean, Ltd. (Swiss-Traded Shares)	8,712	391,114
WorleyParsons, Ltd.	11,939	196,199

		4,884,917

Food & Staples Retailing—0.7%
Ain Pharmaciez, Inc.	1,800	86,833
Alimentation Couche Tard, Inc. - Class B	10,200	279,411
Amsterdam Commodities NV	982	22,739
Axfood AB	3,254	176,727
Colruyt S.A.	4,812	244,327
Costco Wholesale Corp.	1,100	126,676
CVS Caremark Corp.	4,400	331,628
FamilyMart Co., Ltd.	2,000	86,303
Greggs plc	6,045	55,395
Itochu-Shokuhin Co., Ltd.	300	10,630
Jean Coutu Group PJC, Inc. (The) - Class A	3,400	72,203
Koninklijke Ahold NV	18,566	348,368
Kroger Co. (The)	7,300	360,839
Lawson, Inc.	1,900	142,638
Metcash, Ltd.	53,417	133,041
Metro, Inc.	1,200	74,190
Ministop Co., Ltd.	900	14,570
San-A Co., Ltd.	600	18,199
Sligro Food Group NV	580	23,979
Sysco Corp.	20,761	777,499
Tesco plc	29,244	142,054
Wal-Mart Stores, Inc.	15,378	1,154,426
Walgreen Co.	10,497	778,143
Wesfarmers, Ltd.	1,339	52,862
Woolworths, Ltd.	17,937	595,605

		6,109,285

Food Products—1.1%
Archer-Daniels-Midland Co.	7,926	349,616
Asian Citrus Holdings, Ltd.	73,591	17,310
ConAgra Foods, Inc.	11,607	344,496
Danone S.A.	1,090	80,897
General Mills, Inc.	25,939	1,362,835
Hormel Foods Corp.	3,800	187,530

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Kellogg Co.	5,368	$352,678
Kenko Mayonnaise Co., Ltd.	1,900	18,678
Kraft Foods Group, Inc.	8,600	515,570
Lancaster Colony Corp.	1,800	171,288
McCormick & Co., Inc.	1,500	107,385
Mondelez International, Inc. - Class A	2,078	78,154
Nestle S.A.	39,019	3,023,307
Salmar ASA	12,046	209,955
Saputo, Inc.	3,900	233,660
Suedzucker AG	11,007	222,318
Tate & Lyle plc	39,016	456,798
Unilever NV	22,342	977,272
Unilever plc	24,831	1,125,967

		9,835,714

Gas Utilities—0.1%
Enagas S.A.	11,408	367,588
Gas Natural SDG S.A.	12,402	392,488
Snam S.p.A.	71,855	432,899

		1,192,975

Health Care Equipment & Supplies—0.7%
Abbott Laboratories	2,108	86,217
Atrion Corp.	100	32,600
Baxter International, Inc.	8,228	594,884
Becton Dickinson & Co.	5,772	682,828
C.R. Bard, Inc.	3,800	543,438
Coloplast A/S - Class B	1,524	137,889
DiaSorin S.p.A.	4,581	191,940
Essilor International S.A.	359	38,114
Fukuda Denshi Co., Ltd.	600	34,950
Hill-Rom Holdings, Inc.	2,700	112,077
Medtronic, Inc.	18,257	1,164,066
Smith & Nephew plc	36,394	647,164
St. Jude Medical, Inc.	4,600	318,550
St. Shine Optical Co., Ltd.	6,000	148,248
Straumann Holding AG	1,102	255,059
Stryker Corp.	8,900	750,448
Varian Medical Systems, Inc. (a)	2,000	166,280
Zimmer Holdings, Inc.	7,000	727,020

		6,631,772

Health Care Providers & Services—0.5%
Aetna, Inc.	5,918	479,832
Amsurg Corp. (a)	3,000	136,710
Cardinal Health, Inc.	9,400	644,464
Catamaran Corp. (a)	5,363	236,825
Chemed Corp.	900	84,348
Corvel Corp. (a)	1,800	81,324
Henry Schein, Inc. (a)	6,105	724,480
Humana, Inc.	200	25,544
Laboratory Corp. of America Holdings (a)	6,211	636,006
Life Healthcare Group Holdings, Ltd.	17,434	68,034
MEDNAX, Inc. (a)	5,100	296,565
Miraca Holdings, Inc.	2,200	106,727

Health Care Providers & Services—(Continued)
Quest Diagnostics, Inc.	6,500	381,485
Ramsay Health Care, Ltd.	3,345	143,647
Triple-S Management Corp. - Class B (a)	1,600	28,688
U.S. Physical Therapy, Inc.	1,700	58,123
UnitedHealth Group, Inc.	11,000	899,250

		5,032,052

Health Care Technology—0.0%
Computer Programs & Systems, Inc.	1,600	101,760
Quality Systems, Inc.	7,700	123,585

		225,345

Hotels, Restaurants & Leisure—0.4%
Cheesecake Factory, Inc. (The)	1,200	55,704
Compass Group plc	23,669	413,185
Cracker Barrel Old Country Store, Inc.	900	89,613
International Game Technology	9,000	143,190
Las Vegas Sands Corp.	3,900	297,258
McDonald’s Corp.	15,233	1,534,572
NagaCorp., Ltd.	64,000	56,406
Sands China, Ltd.	33,200	251,646
SJM Holdings, Ltd.	39,000	97,629
St. Marc Holdings Co., Ltd.	300	16,077
Starbucks Corp.	2,100	162,498
Tatts Group, Ltd.	36,496	112,602
Tim Hortons, Inc.	3,500	191,555
Unibet Group plc	1,003	49,839
William Hill plc	23,284	130,513
Yum! Brands, Inc.	881	71,537

		3,673,824

Household Durables—0.2%
Alpine Electronics, Inc.	6,100	86,164
Bellway plc	2,669	71,433
Berkeley Group Holdings plc	1,711	71,105
Foster Electric Co., Ltd.	1,900	26,012
Fujitsu General, Ltd.	6,000	66,250
Garmin, Ltd.	2,000	121,800
JM AB	3,302	122,461
Leggett & Platt, Inc.	7,600	260,528
Sanyo Housing Nagoya Co., Ltd.	1,000	10,779
SEB S.A.	2,175	192,405
Sekisui Chemical Co., Ltd.	17,000	197,292
Sumitomo Forestry Co., Ltd.	4,400	53,768
Tupperware Brands Corp.	1,400	117,180
Whirlpool Corp.	2,400	334,128

		1,731,305

Household Products—0.6%
Church & Dwight Co., Inc.	5,325	372,484
Clorox Co. (The)	8,501	776,991
Colgate-Palmolive Co.	4,801	327,332
Energizer Holdings, Inc.	1,600	195,248
Kimberly-Clark Corp.	9,795	1,089,400
Procter & Gamble Co. (The)	24,249	1,905,729

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Reckitt Benckiser Group plc	12,815	$1,117,566

		5,784,750

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	22,825	354,929
Tractebel Energia S.A.	1,500	22,403

		377,332

Industrial Conglomerates—0.5%
3M Co.	8,732	1,250,772
Bidvest Group, Ltd.	4,231	112,442
Danaher Corp.	6,300	495,999
General Electric Co.	63,200	1,660,896
Hopewell Holdings, Ltd.	26,500	92,174
Hutchison Whampoa, Ltd.	25,000	341,663
Nolato AB - B Shares	877	19,942
Reunert, Ltd.	2,202	13,422
Sembcorp Industries, Ltd.	26,000	111,724
Siemens AG	3,325	439,148
Smiths Group plc	8,738	193,829

		4,732,011

Insurance—1.8%
ACE, Ltd.	7,500	777,750
Aegon NV	28,365	247,591
Aflac, Inc.	11,300	703,425
Ageas	10,001	399,025
AIA Group, Ltd.	22,000	110,851
Allianz SE	6,084	1,013,994
Allied World Assurance Co. Holdings AG	3,000	114,060
American Equity Investment Life Holding Co.	6,600	162,360
American Financial Group, Inc.	4,200	250,152
American International Group, Inc.	13,800	753,204
Amlin plc	33,073	265,396
Amtrust Financial Services, Inc.	5,000	209,050
Aspen Insurance Holdings, Ltd.	1,228	55,776
Assurant, Inc.	5,340	350,037
Assured Guaranty, Ltd.	5,900	144,550
Axis Capital Holdings, Ltd.	6,800	301,104
Baloise Holding AG	1,459	171,945
Beazley plc	46,773	202,484
Catlin Group, Ltd.	16,036	147,076
Chesnara plc	7,256	39,800
Chubb Corp. (The)	3,800	350,246
CNA Financial Corp.	3,100	125,302
CNO Financial Group, Inc.	7,300	129,940
CNP Assurances	11,302	234,642
Endurance Specialty Holdings, Ltd.	2,800	144,452
Euler Hermes S.A.	1,606	192,860
Everest Re Group, Ltd.	2,220	356,288
FBL Financial Group, Inc. - Class A	1,500	69,000
Friends Life Group, Ltd.	51,059	275,249
Genworth Financial, Inc. - Class A (a)	3,100	53,940
Great-West Lifeco, Inc.	8,700	246,067
Hannover Rueck SE	1,793	161,585

Insurance—(Continued)
HCC Insurance Holdings, Inc.	6,300	308,322
Hiscox, Ltd.	18,284	221,462
Horace Mann Educators Corp.	3,800	118,826
Legal & General Group plc	168,258	649,074
MBIA, Inc. (a)	7,900	87,216
Montpelier Re Holdings, Ltd.	3,800	121,410
Muenchener Rueckversicherungs AG	1,761	390,383
National Western Life Insurance Co. - Class A	200	49,882
Navigators Group, Inc. (The) (a)	600	40,230
PartnerRe, Ltd.	2,400	262,104
Platinum Underwriters Holdings, Ltd.	2,000	129,700
Power Financial Corp.	9,300	289,446
Principal Financial Group, Inc.	11,200	565,376
ProAssurance Corp.	4,400	195,360
RenaissanceRe Holdings, Ltd.	5,747	614,929
Sampo Oyj - A Shares	9,013	456,202
SCOR SE	2,847	97,942
Sony Financial Holdings, Inc.	16,889	288,606
Symetra Financial Corp.	9,200	209,208
Talanx AG (a)	7,521	263,478
Torchmark Corp.	9,446	773,816
Travelers Cos., Inc. (The)	4,051	381,077
Universal Insurance Holdings, Inc.	4,000	51,880
Unum Group	5,400	187,704
W.R. Berkley Corp.	7,944	367,887
Zurich Insurance Group AG (a)	1,234	372,039

		16,252,760

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	1,200	389,736
PetMed Express, Inc.	900	12,132
Priceline Group, Inc. (The) (a)	500	601,500
TripAdvisor, Inc. (a)	1,500	162,990
Webjet, Ltd.	2,949	6,731

		1,173,089

Internet Software & Services—0.5%
Dena Co., Ltd.	4,900	66,392
eBay, Inc. (a)	8,500	425,510
Facebook, Inc. - Class A (a)	10,700	720,003
Google, Inc. - Class A (a)	2,300	1,344,741
Google, Inc. - Class C (a)	2,300	1,323,144
Gree, Inc. (a)	8,700	76,403
Gurunavi, Inc.	3,400	57,751
j2 Global, Inc.	1,900	96,634
Mail.ru Group, Ltd. (GDR) (a)	1,118	39,410
NetEase, Inc. (ADR)	1,000	78,360
NIC, Inc.	3,800	60,230
NIFTY Corp.	700	10,489
Sohu.com, Inc. (a)	400	23,076
SUNeVision Holdings, Ltd.	49,000	16,638
Yahoo Japan Corp.	44,900	208,068
Yandex NV - Class A (a)	1,138	40,558

		4,587,407

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—0.6%
Amadeus IT Holding S.A. - A Shares	9,473	$390,280
Automatic Data Processing, Inc.	797	63,186
Booz Allen Hamilton Holding Corp.	4,900	104,076
Broadridge Financial Solutions, Inc.	3,500	145,740
Fidelity National Information Services, Inc.	6,494	355,482
Fiserv, Inc. (a)	6,117	368,978
Infocom Corp.	2,400	22,110
International Business Machines Corp.	8,820	1,598,801
Jack Henry & Associates, Inc.	1,300	77,259
MasterCard, Inc. - Class A	5,700	418,779
NeuStar, Inc. - Class A (a)	2,200	57,244
Paychex, Inc.	8,200	340,792
Poletowin Pitcrew Holdings, Inc.	2,300	29,211
Syntel, Inc. (a)	500	42,980
Teradata Corp. (a)	5,900	237,180
TKC Corp.	1,300	29,501
Visa, Inc. - Class A	3,293	693,868
Western Union Co. (The)	14,200	246,228
Xerox Corp.	29,091	361,892

		5,583,587

Leisure Products—0.1%
Fields Corp.	2,400	35,582
Mattel, Inc.	11,800	459,846
Polaris Industries, Inc.	1,400	182,336
Universal Entertainment Corp.	600	10,653

		688,417

Life Sciences Tools & Services—0.1%
Bruker Corp. (a)	1,900	46,113
Covance, Inc. (a)	800	68,464
EPS Corp.	600	7,723
Mettler-Toledo International, Inc. (a)	100	25,318
Techne Corp.	1,400	129,598
Thermo Fisher Scientific, Inc.	400	47,200
Waters Corp. (a)	1,600	167,104

		491,520

Machinery—1.0%
Aalberts Industries NV	5,726	186,800
AGCO Corp.	5,200	292,344
Atlas Copco AB - A Shares	4,061	117,222
Bradken, Ltd.	2,408	8,626
Caterpillar, Inc.	4,650	505,316
Crane Co.	2,500	185,900
Cummins, Inc.	4,522	697,699
Daiwa Industries, Ltd.	2,000	13,792
Danieli & C Officine Meccaniche S.p.A.	642	20,350
Deere & Co.	7,036	637,110
Dover Corp.	4,900	445,655
Duro Felguera S.A.	3,806	25,371
Flowserve Corp.	4,700	349,445
Fukushima Industries Corp.	1,000	16,014
Hino Motors, Ltd.	14,000	193,285
IDEX Corp.	2,600	209,924

Machinery—(Continued)
Illinois Tool Works, Inc.	4,408	385,964
IMI plc	10,781	274,155
Industria Macchine Automatiche S.p.A.	2,276	107,637
ITT Corp.	4,800	230,880
Joy Global, Inc.	3,900	240,162
Komatsu, Ltd.	21,100	490,650
Kone Oyj - Class B	5,292	220,961
Lincoln Electric Holdings, Inc.	3,100	216,628
Lindsay Corp.	1,200	101,364
Makita Corp.	4,300	265,595
Metka S.A.	2,122	37,481
Middleby Corp. (The) (a)	600	49,632
Mitsuboshi Belting Co., Ltd.	1,000	6,156
Namura Shipbuilding Co., Ltd.	2,700	27,804
Nordson Corp.	1,100	88,209
Oshkosh Corp.	2,900	161,037
Parker Hannifin Corp.	4,700	590,931
Sembcorp Marine, Ltd.	16,000	52,622
SKF AB - B Shares	10,863	276,902
Snap-on, Inc.	1,500	177,780
Spirax-Sarco Engineering plc	858	40,087
Teikoku Sen-I Co., Ltd.	2,000	42,328
Tocalo Co., Ltd.	700	11,757
Toro Co. (The)	3,400	216,240
Valmont Industries, Inc.	1,300	197,535
Walter Meier AG (a)	270	14,508
Wartsila Oyj Abp	2,722	134,912
Weir Group plc (The)	3,982	178,264
Yangzijiang Shipbuilding Holdings, Ltd.	106,000	91,568
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	35,800	22,175

		8,856,777

Marine—0.1%
AP Moeller - Maersk A/S - Class A	60	141,248
AP Moeller - Maersk A/S - Class B	210	522,143
Nippon Yusen KK	119,000	343,499

		1,006,890

Media—1.0%
British Sky Broadcasting Group plc	41,220	637,115
Cablevision Systems Corp. - Class A	21,181	373,845
Comcast Corp. - Class A	23,229	1,246,933
Corus Entertainment, Inc. - B Shares	4,000	93,604
CTC Media, Inc.	3,400	37,434
CTS Eventim AG	2,574	73,471
Daiichikosho Co., Ltd.	1,700	48,826
DIRECTV (a)	7,400	629,074
Eutelsat Communications S.A.	5,485	190,489
ITE Group plc	6,544	26,500
Meredith Corp.	1,800	87,048
Metropole Television S.A.	5,372	109,128
Modern Times Group AB - B Shares	1,370	58,828
Omnicom Group, Inc.	8,898	633,716
Phoenix Satellite Television Holdings, Ltd.	74,000	27,612
ProSiebenSat.1 Media AG	5,930	264,233

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Publicis Groupe S.A.	2,828	$240,069
REA Group, Ltd.	567	22,858
RTL Group S.A. (a)	3,984	442,898
Scripps Networks Interactive, Inc. - Class A	2,500	202,850
SES S.A.	7,626	289,131
Shaw Communications, Inc. - Class B	12,000	307,689
SinoMedia Holding, Ltd.	41,000	31,739
Sky Network Television, Ltd.	12,782	76,900
Television Broadcasts, Ltd.	6,000	38,957
Time Warner, Inc.	3,200	224,800
Twenty-First Century Fox, Inc. - Class A	3,600	126,540
UBM plc	4,293	49,061
Viacom, Inc. - Class B	6,000	520,380
Walt Disney Co. (The)	16,100	1,380,414
Wolters Kluwer NV	10,160	300,546

		8,792,688

Metals & Mining—0.7%
African Barrick Gold plc	5,902	20,880
Anglo American plc	21,595	527,556
Anglo American plc	5,715	139,981
Antofagasta plc	20,234	265,414
ArcelorMittal	15,836	235,365
Asahi Holdings, Inc.	2,700	46,507
Barrick Gold Corp.	6,300	115,367
BHP Billiton plc	28,811	938,065
BHP Billiton, Ltd.	34,417	1,175,810
Centerra Gold, Inc.	7,600	47,934
Cia de Minas Buenaventura SAA (ADR)	11,400	134,634
Ferrexpo plc	20,173	45,374
Gold Fields, Ltd.	4,050	14,898
Gold Fields, Ltd. (ADR)	5,400	20,088
Harmony Gold Mining Co., Ltd. (ADR) (a)	11,400	33,858
Highland Gold Mining, Ltd.	5,802	6,996
IAMGOLD Corp.	10,100	41,553
JFE Holdings, Inc.	8,700	179,818
Jiangxi Copper Co., Ltd. - Class H	41,000	65,008
Kazakhmys plc (a)	5,070	26,389
KGHM Polska Miedz S.A. (a)	3,843	157,533
Kinross Gold Corp. (a)	18,500	76,632
Koza Altin Isletmeleri A/S	2,462	28,125
Koza Anadolu Metal Madencilik Isletmeleri (a)	5,052	6,129
Kumba Iron Ore, Ltd.	2,066	65,767
Maruichi Steel Tube, Ltd.	2,200	59,149
Mitsui Mining & Smelting Co., Ltd.	12,000	34,305
MMC Norilsk Nickel OJSC (ADR)	6,172	122,267
Newmont Mining Corp.	6,200	157,728
Northern Star Resources, Ltd.	27,728	33,548
OZ Minerals, Ltd.	2,885	11,140
Petropavlovsk plc (a)	3,257	2,534
Resolute Mining, Ltd. (a)	6,656	3,983
Rio Tinto plc	4,908	264,829
Rio Tinto, Ltd.	6,683	374,153
Sibanye Gold, Ltd.	15,437	42,089
Silver Wheaton Corp.	1,800	47,368
St. Barbara, Ltd. (a)	4,110	455

Metals & Mining—(Continued)
Sumitomo Metal Mining Co., Ltd.	17,000	276,525
Teck Resources, Ltd. - Class B	10,900	248,839
Troy Resources, Ltd. (a)	2,277	2,338
Vale S.A.	6,400	84,696
Vale S.A. (ADR)	13,700	163,030
Zijin Mining Group Co., Ltd. - Class H	216,000	49,050

		6,393,707

Multi-Utilities—0.2%
Centrica plc	132,052	705,971
Dominion Resources, Inc.	956	68,373
E.ON SE	18,367	379,265
GDF Suez	14,508	398,898
National Grid plc	2,693	38,690
RWE AG	9,227	396,262

		1,987,459

Multiline Retail—0.2%
Dillard’s, Inc. - Class A	900	104,949
Dollar Tree, Inc. (a)	3,100	168,826
Kohl’s Corp.	3,800	200,184
Lifestyle International Holdings, Ltd.	21,500	42,110
Macy’s, Inc.	5,300	307,506
Metro Holdings, Ltd.	14,000	11,287
Myer Holdings, Ltd.	10,600	21,205
Next plc	1,768	195,792
Nordstrom, Inc.	2,900	196,997
Target Corp.	5,030	291,489
Warehouse Group, Ltd. (The)	4,684	12,730

		1,553,075

Oil, Gas & Consumable Fuels—3.2%
Afren plc (a)	39,030	96,750
Alliance Resource Partners L.P.	2,200	102,630
Apache Corp.	6,900	694,278
BG Group plc	10,819	228,728
Bonterra Energy Corp.	700	42,483
BP plc	240,514	2,117,775
Cairn Energy plc (a)	17,935	61,327
Canadian Natural Resources, Ltd.	6,000	275,695
Canadian Oil Sands, Ltd.	18,300	414,689
Chevron Corp.	21,241	2,773,013
CNOOC, Ltd.	122,000	219,586
ConocoPhillips	18,051	1,547,512
CVR Energy, Inc.	2,900	139,751
Dorchester Minerals L.P.	800	24,432
ENI S.p.A.	49,218	1,345,330
EOG Resources, Inc.	1,900	222,034
Exxon Mobil Corp.	44,604	4,490,731
Gazprom OAO (ADR)	29,477	256,892
Gran Tierra Energy, Inc. (a)	12,500	101,500
Hess Corp.	3,951	390,714
HollyFrontier Corp.	600	26,214
Idemitsu Kosan Co., Ltd.	5,900	128,325
Indo Tambangraya Megah Tbk PT	7,500	17,092

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Inpex Corp.	21,600	$328,954
Japan Petroleum Exploration Co.	3,500	146,107
JKX Oil & Gas plc (a)	8,443	8,355
JX Holdings, Inc.	25,300	135,581
KazMunaiGas Exploration Production JSC (GDR)	4,045	64,599
Lukoil OAO (ADR)	3,291	196,868
Marathon Oil Corp.	17,700	706,584
Marathon Petroleum Corp.	3,000	234,210
Murphy Oil Corp.	6,400	425,472
Occidental Petroleum Corp.	10,779	1,106,249
OMV AG	10,888	492,048
Petroleo Brasileiro S.A. (ADR)	14,500	212,135
Phillips 66	5,900	474,537
PTT Exploration & Production PCL	18,300	94,446
PTT Exploration & Production PCL (NVDR)	17,900	92,493
PTT PCL (NVDR)	17,100	167,770
Renewable Energy Group, Inc. (a)	3,300	37,851
Rosneft OAO (GDR) (a)	10,000	73,150
Royal Dutch Shell plc - A Shares	33,432	1,383,003
Royal Dutch Shell plc - A Shares	3,717	153,829
Royal Dutch Shell plc - B Shares	32,249	1,402,453
Sasol, Ltd.	1,608	95,610
Showa Shell Sekiyu KK	17,200	195,708
SK Innovation Co., Ltd.	1,192	132,308
Soco International plc (a)	14,371	101,479
Statoil ASA	23,766	733,148
Suncor Energy, Inc.	20,500	874,139
Swift Energy Co. (a)	2,600	33,748
Tatneft OAO (ADR)	1,400	54,348
Tesoro Corp.	4,900	287,483
Total Gabon	33	19,466
Total S.A.	23,799	1,719,488
VAALCO Energy, Inc. (a)	3,500	25,305
Valero Energy Corp.	5,100	255,510
Vermilion Energy, Inc.	2,400	167,002
Western Refining, Inc.	3,300	123,915
Williams Cos., Inc. (The)	808	47,034
Woodside Petroleum, Ltd.	15,283	592,183

		29,112,049

Paper & Forest Products—0.1%
International Paper Co.	7,695	388,367
Mondi plc	10,449	189,646
Norbord, Inc.	1,300	31,895
Portucel Empresa Produtora de Pasta e Papel S.A.	25,423	119,265
Schweitzer-Mauduit International, Inc.	1,300	56,758
UPM-Kymmene Oyj	1,660	28,324

		814,255

Personal Products—0.1%
Blackmores, Ltd.	555	14,234
Dr Ci:Labo Co., Ltd.	1,700	64,247
L’Oreal S.A.	410	70,697
Medifast, Inc. (a)	3,300	100,353

Personal Products—(Continued)
Nu Skin Enterprises, Inc. - Class A	2,800	207,088
Oriflame Cosmetics S.A.	2,583	60,193
Prince Frog International Holdings, Ltd.	74,000	18,532
Real Nutriceutical Group, Ltd.	45,000	10,103
USANA Health Sciences, Inc. (a)	400	31,256

		576,703

Pharmaceuticals—2.7%
AbbVie, Inc.	20,234	1,142,007
AstraZeneca plc	17,435	1,297,358
Bayer AG	3,299	465,978
Boiron S.A.	1,269	110,356
Bristol-Myers Squibb Co.	7,571	367,269
Eli Lilly & Co.	18,241	1,134,043
Galenica AG	329	321,052
GlaxoSmithKline plc	68,535	1,831,381
H Lundbeck A/S	7,429	182,888
Ipsen S.A.	6,350	287,347
Johnson & Johnson	30,614	3,202,837
Kaken Pharmaceutical Co., Ltd.	9,000	190,846
Merck & Co., Inc.	39,781	2,301,331
Merck KGaA	7,126	618,565
Mochida Pharmaceutical Co., Ltd.	2,000	143,743
Novartis AG	28,740	2,603,331
Novo Nordisk A/S - Class B	9,443	435,914
Orion Oyj - Class B	13,830	515,196
Otsuka Holdings Co., Ltd.	11,100	344,499
Pfizer, Inc.	80,448	2,387,697
Recordati S.p.A.	14,091	236,933
Roche Holding AG	8,207	2,448,981
Sanofi	11,128	1,183,607
Shionogi & Co., Ltd.	14,000	292,730
Shire plc	849	66,571
Sino Biopharmaceutical, Ltd.	128,000	104,787
Stada Arzneimittel AG	4,707	224,239
Takeda Pharmaceutical Co., Ltd.	1,500	69,665
Teva Pharmaceutical Industries, Ltd. (ADR)	5,800	304,036
Zoetis, Inc.	528	17,039

		24,832,226

Professional Services—0.1%
ALS, Ltd.	15,533	129,842
Bertrandt AG	617	98,114
Dun & Bradstreet Corp. (The)	2,400	264,480
Hays plc	41,230	102,926
Robert Half International, Inc.	2,800	133,672
Stantec, Inc.	2,700	167,205
WS Atkins plc	5,431	122,689

		1,018,928

Real Estate Investment Trusts—0.2%
American Capital Agency Corp.	15,600	365,196
Annaly Capital Management, Inc.	30,921	353,427
Apollo Residential Mortgage, Inc.	1,700	28,424
Dream Office Real Estate Investment Trust	1,900	52,154

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
EPR Properties	900	$50,283
Federation Centres, Ltd.	58,474	137,268
Frasers Commercial Trust	19,000	20,653
Granite Real Estate Investment Trust	1,700	62,931
Link REIT (The)	54,000	290,553
LTC Properties, Inc.	2,700	105,408
MID Reit, Inc.	12	27,786
Scentre Group (a)	170,829	515,465
Select Income REIT	3,800	112,632
Simon Property Group, Inc.	400	66,512

		2,188,692

Real Estate Management & Development—0.3%
Atrium European Real Estate, Ltd. (a)	7,669	45,828
CapitaLand, Ltd.	71,000	182,221
Cheung Kong Holdings, Ltd.	23,000	407,834
CSI Properties, Ltd.	290,000	10,486
Dan Form Holdings Co., Ltd. (a)	74,000	6,874
Emperor International Holdings	44,000	10,055
Great Eagle Holdings, Ltd.	5,000	18,137
Henderson Land Development Co., Ltd.	22,440	131,464
Hong Fok Corp., Ltd.	29,000	24,859
Hongkong Land Holdings, Ltd.	20,000	133,416
Hufvudstaden AB - A Shares	10,814	151,678
Hysan Development Co., Ltd.	20,000	93,987
IMMOFINANZ AG (a)	32,966	116,488
Keppel Land, Ltd.	35,000	94,907
Kerry Properties, Ltd.	33,500	117,251
Lai Sun Development (a)	277,000	6,720
New World Development Co., Ltd.	54,000	61,525
PSP Swiss Property AG (a)	339	31,906
Sino Land Co., Ltd.	50,000	82,157
Sun Hung Kai Properties, Ltd.	28,000	384,488
Swire Pacific, Ltd. - Class A	19,000	233,768
Swire Properties, Ltd.	59,600	174,198
UOL Group, Ltd.	23,000	120,314
Wharf Holdings, Ltd.	37,000	267,515
Wheelock & Co., Ltd.	20,000	84,220

		2,992,296

Road & Rail—0.4%
Canadian National Railway Co.	1,200	78,047
Central Japan Railway Co.	1,100	157,106
ComfortDelGro Corp., Ltd.	86,000	172,078
CSX Corp.	22,629	697,200
Hankyu Hanshin Holdings, Inc.	24,000	137,119
Landstar System, Inc.	1,800	115,200
Nippon Konpo Unyu Soko Co., Ltd.	3,000	52,067
Norfolk Southern Corp.	6,880	708,846
Seino Holdings Co., Ltd.	8,000	91,045
Stagecoach Group plc	10,182	65,435
Trancom Co., Ltd.	800	31,438
Union Pacific Corp.	10,400	1,037,400
Utoc Corp.	3,700	13,474
West Japan Railway Co.	8,900	392,230

		3,748,685

Semiconductors & Semiconductor Equipment—0.6%
Analog Devices, Inc.	1,900	102,733
ARM Holdings plc	2,813	42,462
Cirrus Logic, Inc. (a)	3,400	77,316
Faraday Technology Corp.	10,000	13,861
Intel Corp.	68,747	2,124,282
KLA-Tencor Corp.	4,500	326,880
Kulicke & Soffa Industries, Inc. (a)	900	12,834
Linear Technology Corp.	3,300	155,331
Magnachip Semiconductor Corp. (a)	1,675	23,618
Maxim Integrated Products, Inc.	11,000	371,910
MediaTek, Inc.	5,000	84,677
Megachips Corp.	1,300	18,031
Microchip Technology, Inc.	2,500	122,025
Nuflare Technology, Inc.	500	27,620
Richtek Technology Corp.	12,000	73,331
Rohm Co., Ltd.	3,600	206,874
Samsung Electronics Co., Ltd.	55	71,914
Shinko Electric Industries Co., Ltd.	7,500	68,370
Skyworks Solutions, Inc.	4,500	211,320
Sonix Technology Co., Ltd.	17,000	34,552
Synaptics, Inc. (a)	500	45,320
Texas Instruments, Inc.	15,638	747,340
Vanguard International Semiconductor Corp.	47,000	75,444
Xilinx, Inc.	7,900	373,749

		5,411,794

Software—0.9%
Babylon, Ltd.	3,842	5,561
CA, Inc.	11,000	316,140
Check Point Software Technologies, Ltd. (a)	4,600	308,338
Citrix Systems, Inc. (a)	5,300	331,515
Constellation Software, Inc.	800	203,897
Dassault Systemes S.A.	2,390	307,193
Ebix, Inc.	2,700	38,637
FactSet Research Systems, Inc.	1,000	120,280
Kingsoft Corp., Ltd.	14,000	42,173
Micro Focus International plc	5,258	78,327
MICROS Systems, Inc. (a)	1,200	81,480
Microsoft Corp.	74,200	3,094,140
Nemetschek AG	254	24,523
Nexon Co., Ltd.	10,800	103,380
Open Text Corp.	1,800	86,369
Oracle Corp.	37,600	1,523,928
Playtech plc	8,876	93,533
Sage Group plc (The)	25,655	168,456
SAP AG	9,413	727,042
Software AG	1,757	63,408
SolarWinds, Inc. (a)	3,100	119,846
Symantec Corp.	13,900	318,310
Take-Two Interactive Software, Inc. (a)	3,300	73,392
Trend Micro, Inc.	4,000	131,956
VMware, Inc. - Class A (a)	1,200	116,172

		8,477,996

Specialty Retail—0.5%
Aaron’s, Inc.	2,400	85,536

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
ABC-Mart, Inc.	1,700	$91,105
Alpen Co., Ltd.	1,100	19,338
Aoyama Trading Co., Ltd.	1,200	32,876
Bed Bath & Beyond, Inc. (a)	4,500	258,210
Buckle, Inc. (The)	1,200	53,232
Cato Corp. (The) - Class A	1,800	55,620
Clas Ohlson AB - B Shares	892	18,189
Dunelm Group plc	4,253	60,783
Fielmann AG	1,005	144,925
Foot Locker, Inc.	1,000	50,720
GameStop Corp. - Class A	2,500	101,175
Gap, Inc. (The)	6,000	249,420
Geo Holdings Corp.	2,800	24,396
Giordano International, Ltd.	20,000	11,808
Guess?, Inc.	2,400	64,800
Halfords Group plc	4,248	34,332
Hennes & Mauritz AB - B Shares	646	28,206
Home Depot, Inc. (The)	11,900	963,424
Lowe’s Cos., Inc.	8,266	396,685
Luk Fook Holdings International, Ltd.	13,000	38,140
Nitori Holdings Co., Ltd.	2,200	120,414
O’Reilly Automotive, Inc. (a)	1,500	225,900
Outerwall, Inc. (a)	700	41,545
Pal Co., Ltd.	500	11,889
PetSmart, Inc.	2,500	149,500
Ross Stores, Inc.	3,900	257,907
Shimachu Co., Ltd.	1,000	23,898
Staples, Inc.	15,300	165,852
Super Retail Group, Ltd.	6,180	49,335
TJX Cos., Inc. (The)	6,700	356,105
Tractor Supply Co.	1,200	72,480
Truworths International, Ltd.	9,952	70,102
USS Co., Ltd.	5,500	93,974
WH Smith plc	4,386	80,217
Yamada Denki Co., Ltd.	3,400	12,135

		4,514,173

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	55,300	5,139,029
Brother Industries, Ltd.	11,500	199,719
Canon, Inc.	17,500	572,836
Catcher Technology Co., Ltd.	17,000	158,579
Elecom Co., Ltd.	600	15,635
EMC Corp.	24,900	655,866
Gigabyte Technology Co., Ltd.	32,000	51,270
Hewlett-Packard Co.	22,508	758,069
Japan Digital Laboratory Co., Ltd.	3,100	54,825
Konica Minolta, Inc.	43,900	434,720
Lexmark International, Inc. - Class A	2,200	105,952
Neopost S.A.	1,422	106,512
NetApp, Inc.	8,800	321,376
Seagate Technology plc	7,100	403,422
Western Digital Corp.	5,400	498,420

		9,476,230

Textiles, Apparel & Luxury Goods—0.4%
Bijou Brigitte AG	106	10,032
Burberry Group plc	8,261	209,450
China Lilang, Ltd.	32,000	20,397
China Taifeng Beddings Holdings, Ltd.	36,000	4,321
Christian Dior S.A.	1,462	290,667
Cie Financiere Richemont S.A.	2,083	218,623
Coach, Inc.	6,910	236,253
Deckers Outdoor Corp. (a)	900	77,697
Fossil Group, Inc. (a)	500	52,260
Hugo Boss AG	1,044	155,957
LPP S.A.	14	38,739
LVMH Moet Hennessy Louis Vuitton S.A.	1,002	193,016
NIKE, Inc. - Class B	9,100	705,705
Pandora A/S	2,628	201,643
Peak Sport Products Co., Ltd.	74,000	17,971
Ralph Lauren Corp.	1,300	208,897
Swatch Group AG (The)	1,626	180,620
Tod’s S.p.A.	299	38,053
Van de Velde NV	570	30,316
VF Corp.	6,400	403,200
XTEP International Holdings	62,000	26,179

		3,319,996

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc.	6,700	238,665
Washington Federal, Inc.	8,000	179,440

		418,105

Tobacco—0.5%
Altria Group, Inc.	20,300	851,382
British American Tobacco plc	19,807	1,178,658
Imperial Tobacco Group plc	11,775	529,504
Japan Tobacco, Inc.	1,300	47,477
Lorillard, Inc.	4,800	292,656
Philip Morris International, Inc.	15,161	1,278,224
Reynolds American, Inc.	3,800	229,330
Swedish Match AB	5,366	186,154

		4,593,385

Trading Companies & Distributors—0.2%
Applied Industrial Technologies, Inc.	1,200	60,876
Indutrade AB	687	32,046
ITOCHU Corp.	40,000	514,566
Kanematsu Corp.	36,000	64,760
Kuroda Electric Co., Ltd.	3,200	49,407
Marubeni Corp.	36,000	263,734
Mitsubishi Corp.	2,200	45,830
Mitsui & Co., Ltd.	2,800	44,965
MSC Industrial Direct Co., Inc. - Class A	1,100	105,204
Nippon Steel & Sumikin Bussan Corp.	18,000	69,764
NOW, Inc. (a)	375	13,579
Tomoe Engineering Co., Ltd.	500	8,338
Wakita & Co., Ltd.	4,000	51,262
WW Grainger, Inc.	1,100	279,697
Yamazen Corp.	1,300	9,855

		1,613,883

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.0%
Autostrada Torino-Milano S.p.A.	4,303	$68,086
Hamburger Hafen und Logistik AG	1,148	30,492
Westshore Terminals Investment Corp.	6,100	186,422

		285,000

Wireless Telecommunication Services—0.4%
China Mobile, Ltd.	10,000	97,082
KDDI Corp.	10,300	629,621
Millicom International Cellular S.A.	1,548	141,800
Mobile Telesystems OJSC (ADR)	11,500	227,010
MTN Group, Ltd.	10,376	218,346
NTT DoCoMo, Inc.	33,300	570,048
Rogers Communications, Inc. - Class B	9,700	390,346
SoftBank Corp.	2,900	215,767
Sonaecom - SGPS S.A.	22,233	53,696
Vodacom Group, Ltd.	15,839	195,766
Vodafone Group plc	313,500	1,047,650

		3,787,132

Total Common Stocks (Cost $289,711,809)		320,755,179

Corporate Bonds & Notes—24.0%

Advertising—0.2%
Omnicom Group, Inc.
4.450%, 08/15/20	1,855,000	2,022,753
5.900%, 04/15/16	210,000	227,993

		2,250,746

Aerospace/Defense—0.1%
United Technologies Corp.
4.500%, 06/01/42	575,000	602,234

Agriculture—0.3%
Altria Group, Inc.
4.000%, 01/31/24	840,000	863,125
4.750%, 05/05/21	660,000	727,983
10.200%, 02/06/39	304,000	516,088
Philip Morris International, Inc.
6.375%, 05/16/38	645,000	827,543

		2,934,739

Auto Parts & Equipment—0.1%
Delphi Corp.
4.150%, 03/15/24	560,000	581,471

Banks—7.5%
Abbey National Treasury Services plc
3.050%, 08/23/18	355,000	371,765
American Express Bank FSB
6.000%, 09/13/17	1,055,000	1,205,656

Banks—(Continued)
Bank of America Corp.
1.105%, 04/01/19 (b)	1,225,000	1,232,944
3.300%, 01/11/23	3,005,000	2,961,896
5.000%, 01/21/44	1,100,000	1,167,037
5.625%, 07/01/20	2,345,000	2,697,768
Bank of Montreal
1.950%, 01/30/17 (144A)	310,000	317,976
Bank of Nova Scotia
1.950%, 01/30/17 (144A)	1,120,000	1,148,846
Barclays Bank plc
5.140%, 10/14/20	2,870,000	3,143,500
BBVA Banco Continental S.A.
3.250%, 04/08/18 (144A)	330,000	337,012
BNP Paribas S.A.
2.375%, 09/14/17	625,000	640,001
3.250%, 03/03/23	410,000	404,919
BPCE S.A.
2.500%, 12/10/18	1,580,000	1,601,591
4.000%, 04/15/24	1,020,000	1,041,267
5.700%, 10/22/23 (144A)	535,000	589,094
Capital One Financial Corp.
4.750%, 07/15/21	775,000	862,181
Citigroup, Inc.
3.375%, 03/01/23	550,000	547,896
6.675%, 09/13/43	2,225,000	2,769,934
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.250%, 01/14/19	395,000	400,028
First Republic Bank
2.375%, 06/17/19	880,000	885,069
Goldman Sachs Group, Inc. (The)
1.830%, 11/29/23 (b)	1,070,000	1,102,828
3.625%, 01/22/23	3,070,000	3,083,204
4.000%, 03/03/24	555,000	564,967
4.800%, 07/08/44	850,000	845,852
5.250%, 07/27/21	1,460,000	1,639,482
5.750%, 01/24/22	2,000,000	2,314,368
6.750%, 10/01/37	495,000	595,502
HSBC Holdings plc
4.000%, 03/30/22	1,770,000	1,883,094
4.875%, 01/14/22	1,555,000	1,745,086
5.250%, 03/14/44	570,000	610,356
JPMorgan Chase & Co.
3.250%, 09/23/22	6,520,000	6,549,764
3.700%, 01/20/15	460,000	468,148
Lloyds Bank plc
2.300%, 11/27/18	295,000	299,518
6.500%, 09/14/20 (144A)	1,325,000	1,555,247
Morgan Stanley
3.750%, 02/25/23	1,840,000	1,871,793
5.500%, 01/26/20	755,000	864,149
6.375%, 07/24/42	1,010,000	1,281,531
6.625%, 04/01/18	400,000	467,589
Rabobank Nederland
3.875%, 02/08/22	700,000	741,515
3.950%, 11/09/22	250,000	254,157

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Scotland Group plc (The)
1.875%, 03/31/17	1,670,000	$1,684,878
5.625%, 08/24/20	1,430,000	1,638,634
6.125%, 01/11/21	20,000	23,527
Societe Generale S.A.
2.750%, 10/12/17	415,000	430,082
5.000%, 01/17/24(144A)	2,150,000	2,248,547
Sparebank 1 Boligkreditt A/S
2.300%, 06/30/17 (144A)	1,500,000	1,544,538
Standard Chartered plc
3.950%, 01/11/23 (144A)	205,000	203,924
5.700%, 03/26/44 (144A)	1,130,000	1,184,423
Swedbank Hypotek AB
2.375%, 04/05/17 (144A)	200,000	207,143
Toronto-Dominion Bank (The)
1.500%, 03/13/17 (144A)	3,060,000	3,101,683
UBS AG
2.250%, 03/30/17 (144A)	1,700,000	1,750,498
Wells Fargo & Co.
4.100%, 06/03/26	2,785,000	2,820,088

		69,902,495

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	915,000	830,729

Biotechnology—0.5%
Amgen, Inc.
3.875%, 11/15/21	955,000	1,007,816
4.500%, 03/15/20	900,000	975,171
5.750%, 03/15/40	605,000	702,176
Genentech, Inc.
4.750%, 07/15/15	300,000	313,624
Gilead Sciences, Inc.
4.500%, 04/01/21	1,180,000	1,310,429

		4,309,216

Chemicals—0.3%
Eastman Chemical Co.
4.800%, 09/01/42	660,000	670,146
LYB International Finance BV
4.875%, 03/15/44	300,000	312,779
5.250%, 07/15/43	740,000	810,367
Monsanto Co.
4.700%, 07/15/64	720,000	722,782
Mosaic Co. (The)
3.750%, 11/15/21	255,000	265,220
4.875%, 11/15/41	335,000	341,890

		3,123,184

Computers—0.3%
Apple, Inc.
2.400%, 05/03/23	935,000	883,284

Computers—(Continued)
International Business Machines Corp.
7.625%, 10/15/18	1,785,000	2,207,010

		3,090,294

Diversified Financial Services—0.9%
American Express Credit Corp.
0.497%, 06/05/17 (b)	1,400,000	1,399,825
Capital One Bank USA N.A.
1.300%, 06/05/17	740,000	739,753
Credit Suisse AG
1.625%, 03/06/15 (144A)	215,000	216,879
Ford Motor Credit Co. LLC
4.375%, 08/06/23	2,400,000	2,563,030
General Electric Capital Corp.
5.300%, 02/11/21	400,000	454,848
HSBC Finance Corp.
6.676%, 01/15/21	1,220,000	1,458,999
Jefferies Group LLC
5.125%, 01/20/23	1,050,000	1,125,668
Navient Corp.
6.000%, 01/25/17	700,000	760,375

		8,719,377

Electric—1.5%
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	345,000	444,892
CMS Energy Corp.
4.875%, 03/01/44	400,000	421,042
Delmarva Power & Light Co.
3.500%, 11/15/23	1,480,000	1,520,363
Dominion Resources, Inc.
4.050%, 09/15/42	600,000	557,099
Duke Energy Carolinas LLC
4.300%, 06/15/20	540,000	596,603
Duke Energy Florida, Inc.
6.400%, 06/15/38	1,925,000	2,574,922
Electricite de France S.A.
5.250%, 01/29/23 (144A) (b)	590,000	601,877
6.500%, 01/26/19 (144A)	180,000	214,489
Georgia Power Co.
4.300%, 03/15/42	545,000	546,754
Nisource Finance Corp.
4.800%, 02/15/44	230,000	232,530
6.125%, 03/01/22	830,000	981,007
PPL Electric Utilities Corp.
4.750%, 07/15/43	625,000	690,214
Public Service Co. of Colorado
4.750%, 08/15/41	1,065,000	1,172,117
Southern California Edison Co.
4.500%, 09/01/40	1,025,000	1,085,309
5.500%, 03/15/40	335,000	404,248
Southern Power Co.
5.250%, 07/15/43	670,000	746,340

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Virginia Electric and Power Co.
4.000%, 01/15/43	930,000	$899,271

		13,689,077

Electronics—0.0%
Honeywell International, Inc.
5.700%, 03/15/37	240,000	292,744

Environmental Control—0.1%
Republic Services, Inc.
5.250%, 11/15/21	415,000	472,877
6.200%, 03/01/40	185,000	229,959

		702,836

Food—0.3%
ConAgra Foods, Inc.
1.900%, 01/25/18	1,900,000	1,904,581
Kroger Co. (The)
5.000%, 04/15/42	260,000	274,811
5.150%, 08/01/43	625,000	675,181

		2,854,573

Forest Products & Paper—0.2%
International Paper Co.
4.800%, 06/15/44	940,000	947,417
7.300%, 11/15/39	210,000	283,480
7.500%, 08/15/21	460,000	586,120

		1,817,017

Gas—0.1%
Fermaca Enterprises S de RL de C.V.
6.375%, 03/30/38 (144A)	480,000	500,400

Healthcare-Products—0.1%
Boston Scientific Corp.
2.650%, 10/01/18	940,000	960,900

Healthcare-Services—0.5%
Aetna, Inc.
4.500%, 05/15/42	75,000	76,306
Humana, Inc.
3.150%, 12/01/22	640,000	628,092
7.200%, 06/15/18	95,000	112,849
UnitedHealth Group, Inc.
6.500%, 06/15/37	285,000	372,905
WellPoint, Inc.
4.650%, 01/15/43	3,135,000	3,187,427

		4,377,579

Holding Companies-Diversified—0.1%
Leucadia National Corp.
5.500%, 10/18/23	675,000	717,001

Insurance—1.6%
American International Group, Inc.
6.400%, 12/15/20	1,150,000	1,388,333
Aon plc
4.600%, 06/14/44	1,265,000	1,264,975
Berkshire Hathaway Finance Corp.
4.400%, 05/15/42	425,000	429,788
CNA Financial Corp.
5.750%, 08/15/21	400,000	465,383
Genworth Holdings, Inc.
4.900%, 08/15/23	1,650,000	1,766,218
Hartford Financial Services Group, Inc.
6.625%, 03/30/40	945,000	1,235,886
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	120,000	131,997
6.500%, 05/01/42 (144A)	960,000	1,203,937
Lincoln National Corp.
4.850%, 06/24/21	390,000	433,265
Marsh & McLennan Cos., Inc.
4.800%, 07/15/21	720,000	799,682
Pacific LifeCorp
5.125%, 01/30/43 (144A)	240,000	249,012
Prudential Financial, Inc.
5.800%, 11/16/41	1,105,000	1,316,043
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/22 (144A)	260,000	248,852
4.250%, 12/06/42 (144A)	415,000	399,747
Trinity Acquisition plc
6.125%, 08/15/43	705,000	781,797
Voya Financial, Inc.
5.500%, 07/15/22	1,560,000	1,786,696
Willis Group Holdings plc
5.750%, 03/15/21	210,000	235,910
XLIT, Ltd.
5.750%, 10/01/21	300,000	349,817

		14,487,338

Iron/Steel—0.1%
Glencore Funding LLC
4.125%, 05/30/23 (144A)	670,000	672,909

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp.
7.150%, 02/15/19	300,000	369,336

Media—0.9%
21st Century Fox America, Inc.
4.500%, 02/15/21	320,000	350,998
Comcast Corp.
4.500%, 01/15/43	825,000	841,063
4.750%, 03/01/44	280,000	296,144
6.300%, 11/15/17	520,000	604,587
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2.400%, 03/15/17	350,000	360,447
3.550%, 03/15/15	400,000	408,581
5.150%, 03/15/42	1,675,000	1,758,973

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
NBCUniversal Media LLC
4.375%, 04/01/21	1,990,000	$2,196,009
UBM plc
5.750%, 11/03/20 (144A)	225,000	242,142
Viacom, Inc.
5.850%, 09/01/43	1,050,000	1,206,269

		8,265,213

Mining—0.7%
Barrick North America Finance LLC
4.400%, 05/30/21	655,000	685,309
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/43	585,000	646,533
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 03/15/18	2,160,000	2,192,199
3.550%, 03/01/22	1,020,000	1,010,106
Rio Tinto Finance USA plc
2.250%, 12/14/18	1,150,000	1,172,264
3.500%, 03/22/22	530,000	543,851
Rio Tinto Finance USA, Ltd.
9.000%, 05/01/19	510,000	668,636

		6,918,898

Miscellaneous Manufacturing—0.2%
General Electric Co.
4.125%, 10/09/42	215,000	212,345
4.500%, 03/11/44	1,555,000	1,620,215

		1,832,560

Office/Business Equipment—0.0%
Xerox Corp.
4.250%, 02/15/15	260,000	265,987

Oil & Gas—1.6%
Canadian Natural Resources, Ltd.
5.700%, 05/15/17	1,490,000	1,668,870
Chevron Corp.
3.191%, 06/24/23	450,000	457,047
CNOOC Curtis Funding No. 1 Pty, Ltd.
4.500%, 10/03/23 (144A)	590,000	618,954
CNOOC Finance 2013, Ltd.
3.000%, 05/09/23	485,000	457,945
Ecopetrol S.A.
5.875%, 05/28/45	575,000	594,711
Ensco plc
4.700%, 03/15/21	1,525,000	1,661,321
Hess Corp.
5.600%, 02/15/41	720,000	837,207
Marathon Petroleum Corp.
5.125%, 03/01/21	830,000	941,046
Noble Energy, Inc.
4.150%, 12/15/21	880,000	946,129
6.000%, 03/01/41	350,000	421,163
Petroleos Mexicanos
6.375%, 01/23/45 (144A)	1,290,000	1,498,013

Oil & Gas—(Continued)
Rowan Cos., Inc.
5.400%, 12/01/42	695,000	692,988
5.850%, 01/15/44	580,000	626,114
Shell International Finance B.V.
2.375%, 08/21/22	700,000	674,222
Suncor Energy, Inc.
6.100%, 06/01/18	800,000	928,452
6.850%, 06/01/39	520,000	691,481
Total Capital S.A.
2.300%, 03/15/16	400,000	411,505
Valero Energy Corp.
4.500%, 02/01/15	640,000	654,729

		14,781,897

Oil & Gas Services—0.2%
Weatherford International, Ltd.
5.950%, 04/15/42	1,475,000	1,672,784

Pharmaceuticals—0.7%
AbbVie, Inc.
1.200%, 11/06/15	460,000	463,106
2.900%, 11/06/22	625,000	604,397
Actavis Funding SCS
4.850%, 06/15/44 (144A)	1,190,000	1,201,244
Express Scripts Holding Co.
4.750%, 11/15/21	880,000	973,967
6.125%, 11/15/41	1,025,000	1,247,689
Pfizer, Inc.
5.350%, 03/15/15	440,000	455,134
Wyeth LLC
5.950%, 04/01/37	950,000	1,167,304

		6,112,841

Pipelines—1.0%
Energy Transfer Partners L.P.
4.150%, 10/01/20	1,575,000	1,665,128
5.150%, 02/01/43	1,200,000	1,232,512
Enterprise Products Operating LLC
3.350%, 03/15/23	440,000	440,769
6.450%, 09/01/40	1,300,000	1,633,541
ONEOK Partners L.P.
6.125%, 02/01/41	550,000	649,521
8.625%, 03/01/19	145,000	183,059
Plains All American Pipeline L.P. / PAA Finance Corp.
4.300%, 01/31/43	305,000	292,408
Williams Cos., Inc. (The)
4.550%, 06/24/24	640,000	646,337
Williams Partners L.P.
3.350%, 08/15/22	420,000	416,568
5.250%, 03/15/20	1,060,000	1,195,682
5.400%, 03/04/44	555,000	595,421

		8,950,946

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.2%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23	845,000	$835,240
Deutsche Annington Finance BV
3.200%, 10/02/17 (144A)	735,000	761,253

		1,596,493

Real Estate Investment Trusts—0.5%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/23	815,000	811,574
Boston Properties L.P.
3.125%, 09/01/23	215,000	208,787
ERP Operating L.P.
4.625%, 12/15/21	940,000	1,034,692
Health Care REIT, Inc.
4.125%, 04/01/19	1,395,000	1,500,589
Omega Healthcare Investors, Inc.
4.950%, 04/01/24 (144A)	1,035,000	1,057,109

		4,612,751

Retail—1.1%
AutoZone, Inc.
2.875%, 01/15/23	880,000	841,542
CVS Caremark Corp.
2.250%, 12/05/18	2,445,000	2,474,920
Home Depot, Inc. (The)
4.400%, 04/01/21	700,000	784,545
5.950%, 04/01/41	990,000	1,240,744
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	790,000	758,313
5.125%, 01/15/42	450,000	477,328
Nordstrom, Inc.
5.000%, 01/15/44	1,290,000	1,413,978
Signet UK Finance plc
4.700%, 06/15/24	740,000	751,936
Wal-Mart Stores, Inc.
3.625%, 07/08/20	1,480,000	1,589,980
Yum! Brands, Inc.
6.250%, 03/15/18	268,000	306,284

		10,639,570

Software—0.4%
Microsoft Corp.
2.125%, 11/15/22	525,000	502,673
Oracle Corp.
2.500%, 10/15/22	1,770,000	1,693,399
3.400%, 07/08/24	1,230,000	1,227,208

		3,423,280

Telecommunications—1.2%
Cisco Systems, Inc.
5.500%, 01/15/40	1,475,000	1,717,418
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	1,550,000	1,590,162

Telecommunications—(Continued)
Embarq Corp.
7.995%, 06/01/36	185,000	202,113
Qwest Corp.
6.750%, 12/01/21	685,000	793,052
Verizon Communications, Inc.
0.631%, 06/09/17 (b)	1,035,000	1,036,195
2.450%, 11/01/22	820,000	769,246
6.550%, 09/15/43	4,290,000	5,398,712

		11,506,898

Transportation—0.4%
Burlington Northern Santa Fe LLC
4.400%, 03/15/42	1,295,000	1,283,711
Canadian Pacific Railway, Ltd.
5.750%, 01/15/42	395,000	479,642
Kansas City Southern de Mexico S.A. de C.V.
3.000%, 05/15/23	470,000	444,764
Union Pacific Corp.
3.646%, 02/15/24	360,000	374,802
4.850%, 06/15/44	835,000	923,239

		3,506,158

Total Corporate Bonds & Notes (Cost $216,024,383)		221,872,471

Investment Company Securities—15.8%
BB Biotech AG	487	86,123
iShares Core S&P 500 ETF	341,348	67,245,556
iShares iBoxx $ High Yield Corporate Bond ETF	142,877	13,601,890
iShares J.P. Morgan USD Emerging Markets Bond ETF	118,374	13,644,971
iShares MSCI Emerging Markets ETF	630,176	27,242,509
Vanguard U.S. Total Stock Market Shares Index ETF	234,619	23,877,176

Total Investment Company Securities (Cost $128,073,694)		145,698,225

U.S. Treasury & Government Agencies—2.7%

U.S. Treasury—2.7%
U.S. Treasury Inflation Indexed Notes
0.625%, 01/15/24	18,012,262	18,665,206
U.S. Treasury Notes
0.875%, 05/15/17	2,885,000	2,888,831
1.500%, 05/31/19	600,000	597,000
1.625%, 03/31/19	3,100,000	3,108,962

Total U.S. Treasury & Government Agencies (Cost $25,152,157)		25,259,999

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—0.3%

Security Description	Shares/ Principal Amount*	Value

Multi-National—0.1%
FMS Wertmanagement AoeR
1.625%, 11/20/18	1,215,000	$1,218,290

Sovereign—0.2%
Poland Government International Bond
4.000%, 01/22/24	1,525,000	1,582,188

Total Foreign Government (Cost $2,726,418)		2,800,478

Preferred Stocks—0.0%

Independent Power and Renewable Electricity Producers—0.0%
AES Tiete S.A.	2,000	17,597

Metals & Mining—0.0%
Vale S.A.	12,300	146,687

Total Preferred Stocks (Cost $164,684)		164,284

Short-Term Investment—18.0%

Repurchase Agreement—18.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $165,972,129 on 07/01/14, collateralized by $169,295,000 U.S. Government Agency obligations with rates ranging from 0.150% - 0.250%, maturity dates ranging from 03/30/15 - 03/31/15, with a value of $169,296,656.	165,972,129	165,972,129

Total Short-Term Investment (Cost $165,972,129)		165,972,129

Total Investments—95.5% (Cost $827,825,274) (c)		882,522,765
Other assets and liabilities (net)—4.5%		41,966,792

Net Assets—100.0%		$924,489,557

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	As of June 30, 2014, the aggregate cost of investments was $827,825,274. The aggregate unrealized appreciation and depreciation of investments were $59,581,773 and $(4,884,282), respectively, resulting in net unrealized appreciation of $54,697,491.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $25,597,907, which is 2.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(NVDR)—	Non-Voting Depository Receipts

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,512,000	Commonwealth Bank of Australia	09/25/14	USD	8,895,754	$19,903
CHF	9,467,000	Credit Suisse International	09/25/14	USD	10,584,868	98,353
EUR	24,585,000	Citibank N.A.	09/25/14	USD	33,427,856	247,086
GBP	7,876,000	Royal Bank of Scotland plc	09/25/14	USD	13,383,451	86,080
JPY	2,070,104,000	Citibank N.A.	09/25/14	USD	20,325,266	121,559
JPY	2,812,266,000	Citibank N.A.	09/25/14	USD	27,762,853	14,452
MYR	28,541,000	Standard Chartered Bank	09/25/14	USD	8,827,478	2,676
SEK	24,770,000	State Street Bank and Trust	09/25/14	USD	3,691,638	12,437
ZAR	443,073	Standard Chartered Bank	07/03/14	USD	41,720	(65)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	5,807,000	Toronto Dominion Bank	09/25/14	USD	5,396,218	$(34,561)

Cross Currency Contracts to Buy
AUD	9,791,000	Royal Bank of Canada	09/25/14	NZD	10,605,592	(34,981)
NOK	132,900,000	Deutsche Bank AG	09/25/14	EUR	15,917,883	(206,394)

Net Unrealized Appreciation						$326,545

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/19/14	929	EUR	30,334,284	$(423,119)
FTSE 100 Index Futures	09/19/14	156	GBP	10,465,834	5,692
Nikkei 225 Index Futures	09/11/14	286	JPY	4,326,035,642	95,991
S&P 500 E-Mini Index Futures	09/19/14	722	USD	69,795,412	686,228
S&P TSX 60 Index Futures	09/18/14	130	CAD	22,196,595	243,292
U.S. Treasury Note 2 Year Futures	09/30/14	72	USD	15,805,248	5,502
U.S. Treasury Note 5 Year Futures	09/30/14	421	USD	50,352,687	(59,633)

Futures Contracts—Short
Russell 2000 Mini Index Futures	09/19/14	(157)	USD	(18,472,122)	(215,588)
SPI 200 Futures	09/18/14	(36)	AUD	(4,814,887)	(3,502)
U.S. Treasury Note 10 Year Futures	09/19/14	(244)	USD	(30,646,554)	104,617
U.S. Treasury Ultra Bond Futures	09/19/14	(91)	USD	(13,667,677)	23,365

Net Unrealized Appreciation					$462,845

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	1-Month LIBOR	0.1040%	11/24/14	JPMorgan Chase Bank N.A.	S&P 500 Utilities Index	USD	28,559,815	$(356,941)	$—	$(356,941)

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.770%	07/25/24	USD	267,000,000	$4,234,750
Pay	3-Month USD-LIBOR	2.614%	07/25/24	USD	5,700,000	—

Total						$4,234,750

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,799,588	$714,780	$—	$6,514,368
Air Freight & Logistics	1,345,763	286,636	—	1,632,399
Airlines	532,156	1,155,500	—	1,687,656
Auto Components	1,703,448	4,195,788	—	5,899,236
Automobiles	86,200	2,420,417	—	2,506,617
Banks	13,403,371	15,140,086	—	28,543,457
Beverages	2,881,385	1,010,840	—	3,892,225
Biotechnology	3,921,514	613,207	—	4,534,721
Building Products	—	83,490	—	83,490
Capital Markets	3,459,109	2,316,093	—	5,775,202
Chemicals	4,209,091	4,415,995	—	8,625,086
Commercial Services & Supplies	1,953,852	1,233,839	—	3,187,691
Communications Equipment	4,000,285	503,417	—	4,503,702
Construction & Engineering	322,980	936,697	—	1,259,677
Construction Materials	—	277,787	—	277,787
Consumer Finance	2,390,012	—	—	2,390,012
Containers & Packaging	1,109,420	116,280	—	1,225,700
Distributors	280,960	106,152	—	387,112
Diversified Consumer Services	146,138	99,658	—	245,796
Diversified Financial Services	668,528	2,033,132	—	2,701,660
Diversified Telecommunication Services	6,183,344	4,553,821	—	10,737,165
Electric Utilities	1,792,264	2,669,878	—	4,462,142
Electrical Equipment	1,434,281	875,070	—	2,309,351
Electronic Equipment, Instruments & Components	1,178,710	1,434,031	—	2,612,741
Energy Equipment & Services	3,293,023	1,591,894	—	4,884,917
Food & Staples Retailing	3,955,015	2,154,270	—	6,109,285
Food Products	3,703,212	6,132,502	—	9,835,714
Gas Utilities	—	1,192,975	—	1,192,975
Health Care Equipment & Supplies	5,178,408	1,453,364	—	6,631,772
Health Care Providers & Services	4,713,644	318,408	—	5,032,052
Health Care Technology	225,345	—	—	225,345
Hotels, Restaurants & Leisure	2,545,927	1,127,897	—	3,673,824
Household Durables	833,636	897,669	—	1,731,305
Household Products	4,667,184	1,117,566	—	5,784,750
Independent Power and Renewable Electricity Producers	377,332	—	—	377,332
Industrial Conglomerates	3,407,667	1,324,344	—	4,732,011
Insurance	10,051,076	6,201,684	—	16,252,760
Internet & Catalog Retail	1,166,358	6,731	—	1,173,089
Internet Software & Services	4,151,666	435,741	—	4,587,407
IT Services	5,112,485	471,102	—	5,583,587

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Products	$642,182	$46,235	$—	$688,417
Life Sciences Tools & Services	483,797	7,723	—	491,520
Machinery	5,979,755	2,877,022	—	8,856,777
Marine	—	1,006,890	—	1,006,890
Media	5,864,327	2,928,361	—	8,792,688
Metals & Mining	1,293,994	5,099,713	—	6,393,707
Multi-Utilities	68,373	1,919,086	—	1,987,459
Multiline Retail	1,269,951	283,124	—	1,553,075
Oil, Gas & Consumable Fuels	16,997,153	12,114,896	—	29,112,049
Paper & Forest Products	477,020	337,235	—	814,255
Personal Products	338,697	238,006	—	576,703
Pharmaceuticals	10,856,259	13,975,967	—	24,832,226
Professional Services	565,357	453,571	—	1,018,928
Real Estate Investment Trusts	1,712,432	476,260	—	2,188,692
Real Estate Management & Development	—	2,992,296	—	2,992,296
Road & Rail	2,636,693	1,111,992	—	3,748,685
Semiconductors & Semiconductor Equipment	4,694,658	717,136	—	5,411,794
Software	6,732,444	1,745,552	—	8,477,996
Specialty Retail	3,548,111	966,062	—	4,514,173
Technology Hardware, Storage & Peripherals	7,882,134	1,594,096	—	9,476,230
Textiles, Apparel & Luxury Goods	1,684,012	1,635,984	—	3,319,996
Thrifts & Mortgage Finance	418,105	—	—	418,105
Tobacco	2,651,592	1,941,793	—	4,593,385
Trading Companies & Distributors	459,356	1,154,527	—	1,613,883
Transportation Infrastructure	186,422	98,578	—	285,000
Wireless Telecommunication Services	617,356	3,169,776	—	3,787,132
Total Common Stocks	190,244,557	130,510,622	—	320,755,179
Total Corporate Bonds & Notes*	—	221,872,471	—	221,872,471
Investment Company Securities	145,612,102	86,123	—	145,698,225
Total U.S. Treasury & Government Agencies*	—	25,259,999	—	25,259,999
Total Foreign Government*	—	2,800,478	—	2,800,478
Total Preferred Stocks*	164,284	—	—	164,284
Total Short-Term Investment*	—	165,972,129	—	165,972,129
Total Investments	$336,020,943	$546,501,822	$—	$882,522,765

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$602,546	$—	$602,546
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(276,001)	—	(276,001)
Total Forward Contracts	$—	$326,545	$—	$326,545
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,164,687	$—	$—	$1,164,687
Futures Contracts (Unrealized Depreciation)	(701,842)	—	—	(701,842)
Total Futures Contracts	$462,845	$—	$—	$462,845
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,234,750	$—	$4,234,750
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(356,941)	$—	$(356,941)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $39,067 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$716,550,636
Repurchase Agreement	165,972,129
Cash	12,633,333
Cash denominated in foreign currencies (b)	2,671,505
Cash collateral (c)	22,570,467
Unrealized appreciation on forward foreign currency exchange contracts	602,546
Receivable for:
Investments sold	7,876,758
Fund shares sold	597,344
Dividends and interest	3,603,660
Variation margin on futures contracts	334,678
Interest on OTC swap contracts	578
Variation margin on swap contracts	559,054
Prepaid expenses	119

Total Assets	933,972,807
Liabilities
OTC swap contracts at market value	356,941
Cash collateral for swap contracts	66,928
Unrealized depreciation on forward foreign currency exchange contracts	276,001
Payables for:
Investments purchased	6,131,566
Fund shares redeemed	1,732,759
Foreign taxes	7,075
Accrued expenses:
Management fees	486,422
Distribution and service fees	188,847
Deferred trustees’ fees	33,725
Other expenses	202,986

Total Liabilities	9,483,250

Net Assets	$924,489,557

Net assets consist of:
Paid in surplus	$850,233,761
Undistributed net investment income	5,759,019
Accumulated net realized gain	9,074,995
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions (d)	59,421,782

Net Assets	$924,489,557

Net Assets
Class B	$924,489,557
Capital Shares Outstanding*
Class B	79,109,076
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $661,853,145.
(b)	Identified cost of cash denominated in foreign currencies was $2,745,067.
(c)	Includes collateral of $9,519,553 for futures contracts and $13,050,914 for OTC swap contracts.
(d)	Includes foreign capital gains tax of $7,075

Consolidated§ Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$7,186,801
Interest	3,879,063

Total investment income	11,065,864
Expenses
Management fees	2,792,334
Administration fees	34,882
Custodian and accounting fees	236,232
Distribution and service fees—Class B	1,081,951
Audit and tax services	37,693
Legal	18,179
Trustees’ fees and expenses	21,142
Shareholder reporting	23,901
Insurance	1,875
Miscellaneous	13,007

Total expenses	4,261,196

Net Investment Income	6,804,668

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	15,224,756
Futures contracts	7,134,744
Swap contracts	(6,082,108)
Foreign currency transactions	396,595

Net realized gain	16,673,987

Net change in unrealized appreciation (depreciation) on:
Investments (b)	17,854,723
Futures contracts	(6,745,971)
Swap contracts	20,008,330
Foreign currency transactions	(179,310)

Net change in unrealized appreciation	30,937,772

Net realized and unrealized gain	47,611,759

Net Increase in Net Assets From Operations	$54,416,427

(a)	Net of foreign withholding taxes of $296,540.
(b)	Includes change in foreign capital gains tax of $(4,802).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,804,668	$6,766,851
Net realized gain	16,673,987	28,918,724
Net change in unrealized appreciation	30,937,772	24,870,211

Increase in net assets from operations	54,416,427	60,555,786

From Distributions to Shareholders
Net investment income
Class B	(11,797,788)	(47,807)
Net realized capital gains
Class B	(32,257,243)	(2,055,699)

Total distributions	(44,055,031)	(2,103,506)

Increase in net assets from capital share transactions	90,469,474	429,934,201

Total increase in net assets	100,830,870	488,386,481

Net Assets
Beginning of period	823,658,687	335,272,206

End of period	$924,489,557	$823,658,687

Undistributed net investment income
End of period	$5,759,019	$10,752,139

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class B
Sales	6,208,474	$71,858,493	42,593,407	$465,768,499
Reinvestments	3,944,049	44,055,031	192,806	2,103,506
Redemptions	(2,202,190)	(25,444,050)	(3,400,442)	(37,937,804)

Net increase	7,950,333	$90,469,474	39,385,771	$429,934,201

Increase derived from capital shares transactions		$90,469,474		$429,934,201

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012(a)
Net Asset Value, Beginning of Period	$11.57		$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.12		0.14
Net realized and unrealized gain on investments	0.62		0.94		0.67

Total from investment operations	0.71		1.06		0.81

Less Distributions
Distributions from net investment income	(0.16)		(0.00	)(c)	(0.08)
Distributions from net realized capital gains	(0.43)		(0.04)		(0.18)

Total distributions	(0.59)		(0.04)		(0.26)

Net Asset Value, End of Period	$11.69		$11.57		$10.55

Total Return (%) (d)	6.37	(e)	10.11	(f)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(g)	1.02		1.24	(g)
Net ratio of expenses to average net assets (%)	0.98	(g)	1.02	(h)	1.10	(g)(h)
Ratio of net investment income to average net assets (%)	1.57	(g)	1.10		1.96	(g)
Portfolio turnover rate (%)	48	(e)	94		132	(e)
Net assets, end of period (in millions)	$924.5		$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Assets at June 30, 2014
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, return of capital adjustments, passive foreign investment companies, foreign currency tax expense reclass and distribution and service fees. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $165,972,129, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures

MIST-32

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MIST-33

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)*	$4,234,750
	Unrealized appreciation on futures contracts** (a)	133,484	Unrealized depreciation on futures contracts** (a)	$59,633
Equity	Unrealized appreciation on futures contracts** (a)	1,031,203	OTC swap contracts at market value (b)	356,941
			Unrealized depreciation on futures contracts** (a)	642,209
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	602,546	Unrealized depreciation on forward foreign currency exchange contracts	276,001

Total		$6,001,983		$1,334,784

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $578.

MIST-34

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$383,097	$—	$(66,928)	$316,169
Commonwealth Bank of Australia	19,903	—	—	19,903
Credit Suisse International	98,353	—	—	98,353
Royal Bank of Scotland plc	86,080	—	—	86,080
Standard Chartered Bank	2,676	(65)	—	2,611
State Street Bank and Trust	12,437	—	—	12,437

	$602,546	$(65)	$(66,928)	$535,553

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$206,394	$—	$—	$206,394
JPMorgan Chase Bank N.A.	356,941	—	—	356,941
Royal Bank of Canada	34,981	—	—	34,981
Standard Chartered Bank	65	(65)	—	—
Toronto Dominion Bank	34,561	—	—	34,561

	$632,942	$(65)	$—	$632,877

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$356,837	$356,837
Futures contracts	(1,684,136)	8,818,880	—	7,134,744
Swap contracts	(6,246,271)	164,163	—	(6,082,108)

	$(7,930,407)	$8,983,043	$356,837	$1,409,473

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(233,837)	$(233,837)
Futures contracts	248,772	(6,994,743)	—	(6,745,971)
Swap contracts	21,140,737	(1,132,407)	—	20,008,330

	$21,389,509	$(8,127,150)	$(233,837)	$13,028,522

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$177,383,146
Futures contracts long	47,266,489
Futures contracts short	(40,521,841)
Swap contracts	275,656,865

‡	Averages are based on activity levels during the period.

MIST-35

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

MIST-36

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$96,648,817	$310,924,061	$75,436,086	$235,828,131

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,792,334	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

Amounts waived for the six months ended June 30, 2014 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 28, 2014, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2014, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

MIST-37

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,338,595	$7,646,845	$764,911	$172,980	$2,103,506	$7,819,825

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$32,291,880	$11,436,112	$20,191,755	$—	$63,919,747

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-38

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 5.72%, 5.56%, and 5.67%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 6.18%.

MARKET ENVIRONMENT / CONDITIONS

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve (the “Fed”) followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (the “ECB”) and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

Most equity benchmarks endured an acid test from late January into early February, when a key Chinese manufacturing indicator missed expectations and spurred fresh disarray across the emerging markets. As volatility surged, a similarly disappointing read on U.S. manufacturing exacerbated slowdown fears and drove many equity averages to their 2014 lows in early February. But even a modest widening in credit spreads pulled in fresh money, and news of a sizeable jump in U.S. household employment during January helped share prices mount a vigorous rebound. Confidence built further as Janet Yellen, newly appointed chair of the Fed, offered reassuring testimony on policy continuity. Not to be outdone, Mario Draghi of the ECB and Mark Carney of the Bank of England (the “BOE”) reiterated their own accommodative language, allowing several equity indexes to regain positive year-to-date territory before February was through. March nonetheless opened with a whirlwind, as Russia established military control on the Crimean peninsula. Amid escalating fears that a broader invasion of Ukraine might be imminent, gold and oil prices surged to multi-month highs, and global equity benchmarks began a fifth consecutive month with a daily loss. But buoyant share prices regained their composure quickly when Russian rhetoric took a more measured tone, and the MSCI World Index of developed equity markets climbed to a new record on March 6th after the ECB kept policy unchanged and upped its forecast for 2014 growth. Sentiment deteriorated soon thereafter when a bond default in China unleashed a plunge in copper prices, and equities traded nervously in advance of a March 16 Crimean referendum. Investors still had to contend with Janet Yellen’s inadvertent indication of an initial U.S. rate hike six months after the cessation of asset purchases.

Fixed income markets opened 2014 on a firm note, and the improvement was sustained enough that most bonds delivered solidly positive returns for the first quarter as a whole. Despite the start of the tapering process by the Fed, government bonds provided leadership in January, as soft employment figures in the U.S. and weak manufacturing readings in China emerged as unexpected blemishes on a rosier growth outlook for the year ahead. A brisk equity rebound in February led government yields to pause in their newly lower range, but credit spreads narrowed steadily, giving an added boost to corporate bonds. Fixed income ended February on a strong note, as Ukraine’s president fled the country and investors awaited greater clarity on who would fill the power vacuum. Nevertheless, even after the Russian military entered Crimea in early March, financial conditions betrayed little concern, and government bond yields started to creep higher again. Solid data on U.S. employment for February boosted intermediate yields the most, but lingering jitters over Ukraine prevented more aggressive selling of bonds, particularly after Japan reported fourth-quarter gross domestic product (“GDP”) growth that was lower than expected. Bonds weakened once more in the wake of the March meeting of the U.S. Federal Open Market Committee (the “FOMC”), as members on average brought forward their expectations on the timing of a first rate hike. But the closer proximity of tighter policy had much less impact on longer bonds, which might even benefit if rising rates wind up crimping economic growth and lowering inflation. The net result was a mixed month for bonds during March, but with a distinct tendency to flatter yield curves. For the first quarter as a whole, a combination of tighter credit spreads and lower government yields, especially at the long end, produced healthy fixed income returns.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (the “IMF”) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led the Fed chair Yellen to espouse dovish flexibility in a New York City speech, while her ECB counterpart admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive.

MIST-1

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Moreover, while equity markets dipped and then recovered in April, it was a steadier and more profitable ride for fixed income. Bond prices climbed in the first half of the month as investors harbored doubts about how briskly economic activity would progress during 2014. Given the uncertain economic outlook, bond yields found plenty of additional incentive to retreat to new 2014 lows as equities faltered. More impressive yet was the resilience of debt prices as equities mounted their rebound during the second half of April. And the strength extended well beyond the natural narrowing of corporate bond spreads that was fostered by rallying share prices. Concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns and the prevalence of declining yields outside the U.S. provided additional incentive to buyers of U.S. debt on relative valuation grounds. Furthermore, the still steep U.S. term structure reminded investors that duration risk would provide ample reward if the Fed remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

Equity markets were generally calm in the early part of May as investors looked past mixed economic news and focused on the M&A deals being announced across a variety of industries. Bond yields traded in a tight range until the middle of the month. Equities rallied through the end of May and bonds sold off slightly.

Markets followed through in June after the ECB announced changes that were widely anticipated. The overnight rate was cut to -10 basis points and the ECB cut its main financing rate to 15 basis points. Later in June, equities began to move lower on news that a previously little known group called the Islamic State of Iraq and Syria (“ISIS”), threatens to take over Baghdad. While the oil production in southern Iraq is not at risk, the headline alone does create concern. BOE Governor Mark Carney said that the BOE may raise rates sooner than expected but then less than a week later reversed course and implied that rate hikes might not happen until 2Q2015. In maybe the most unexpected news of all, U.S. Representative Eric Cantor lost a primary election to David Brat, a favorite of the Tea Party. While Cantor’s loss may not have direct market implications, it is a shot across the bow for center leaning Republicans in this fall’s mid-term elections and most likely stalls any further action from Congress this summer. Fed chair Janet Yellen and the FOMC announced no change to rates or the Taper on June 18th. Markets in the U.S. generally took it in stride and traded up small on the news. International developed equity markets rose to record highs while gold rose the most since September of last year and the dollar generally weakened.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The first half of 2014 was a favorable environment for investing across both equity and fixed income assets. Alternative assets, such as global REITs and commodities, were particularly strong, a welcome surprise given their weakness the prior year. In total, aggregate returns remained very respectable, with the Portfolio’s Class A shares delivering a 5.72% return for the first half. Positive performance contribution from tactical decisions was offset by ETF underperformance (particularly in the international space). This resulted in the Portfolio lagging its benchmark.

The Portfolio performance was impacted most negatively as a result of tracking error in the performance of the underlying ETF holdings. The negative relative underperformance of the ETFs held by the Portfolio versus their given benchmarks accounted for a more than 0.40% drag on overall Portfolio returns. This tracking error impact is driven both by ETF fees as well as their market pricing mechanism, which can cause some ETFs to at times trade with a sizable premium or discount. Beyond underlying ETF performance, the Portfolio was also hampered by tactical decision making in Emerging Market Equities.

Asset allocation decisions overall had a positive impact on Portfolio performance. The largest contributor to positive performance was the relative underweight of investment grade fixed income, high yield, and inflation protected securities against the rest of the Portfolio. Each of these asset classes underperformed the broader benchmark over the period. In total, the fixed income underweights helped deliver more than 0.15% of positive tactical return. The fixed income underweight funded overweight positions in equities, which also benefited the Portfolio. In particular, the Portfolio enjoyed positive returns from sector positioning as well as overweights to REITs and gold.

Looking ahead, we continue to favor equities versus fixed income. In support of this view, our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds. Corporate earnings remain solid and valuations look reasonable within developed markets, although P/E multiples in the U.S. and Europe have broken through their post-1987 averages. Valuations for emerging market equities are below long term historical averages yet concern persists about future growth in a post “Taper” world. Global fixed income yields remain low and credit spreads are tight relative to historical norms. Spreads appear to be tight in part due to a favorable economic outlook, heightened central bank involvement and a subsequent reach for yield by investors.

MIST-2

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Within equities, the Portfolio remains overweight developed market equities and REITs relative to emerging. Further, the Portfolio now holds positions in U.S. equity sector ETFs in those areas where we see attractive valuations. Within fixed income, underweights in high yield, government and inflation protected bonds are being partially offset by overweight positions in investment grade corporate bonds. Given that both the equity and bond rallies may be reaching a near term exhaustion point, the Portfolio has started to raise a small overweight to cash. Lastly, the Portfolio continues to hold a modest overweight to gold.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
SSgA Growth and Income ETF Portfolio
Class A	5.72	16.39	12.60	6.22
Class B	5.56	16.09	12.32	6.33
Class E	5.67	16.28	12.43	6.08
MSCI ACWI (All Country World Index)	6.18	22.95	14.28	6.38

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	27.4
iShares MSCI EAFE ETF	15.1
Vanguard Total Bond Market ETF	13.0
SPDR Barclays High Yield Bond ETF	8.0
iShares TIPS Bond ETF	4.0
Vanguard REIT ETF	4.0
iShares Core MSCI Emerging Markets ETF	4.0
SPDR Dow Jones International Real Estate ETF	3.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.5
SPDR S&P International Small Cap ETF	2.1

MIST-4

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.31%	$1,000.00	$1,057.20	$1.58
	Hypothetical*	0.31%	$1,000.00	$1,023.26	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,055.60	$2.85
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class E(a)	Actual	0.46%	$1,000.00	$1,056.70	$2.35
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Investment Company Securities—96.7% of Net Assets

Security Description	Shares	Value
Health Care Select Sector SPDR Fund (a) (b)	1,024,021	$62,291,197
Industrial Select Sector SPDR Fund (a) (b)	1,105,269	59,750,842
iShares Core MSCI Emerging Markets ETF	2,344,520	121,211,684
iShares Core S&P Small-Cap ETF (a)	283,883	31,820,445
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	648,136	77,296,699
iShares MSCI Canada ETF (a)	1,480,990	47,702,688
iShares MSCI EAFE ETF (a)	6,786,154	463,969,349
iShares S&P 500 Growth ETF (a)	584,457	61,479,032
iShares TIPS Bond ETF (a)	1,074,946	124,005,771
SPDR Barclays High Yield Bond ETF (a) (b)	5,854,247	244,297,727
SPDR Dow Jones International Real Estate ETF (a) (b)	2,065,765	91,389,444
SPDR Gold Shares (a) (b) (c)	242,922	31,103,733
SPDR S&P 500 ETF Trust (a) (b)	4,295,012	840,619,749
SPDR S&P International Small Cap ETF (b)	1,788,489	63,169,431
SPDR S&P MidCap 400 ETF Trust (a) (b)	238,555	62,157,891
Technology Select Sector SPDR Fund (a) (b)	1,598,736	61,311,526
Vanguard REIT ETF (a)	1,629,161	121,926,409
Vanguard Total Bond Market ETF	4,852,858	399,001,985

Total Investment Company Securities (Cost $2,573,235,709)		2,964,505,602

Short-Term Investments—26.8%

Mutual Funds—26.8%
AIM STIT-STIC Prime Portfolio	83,483,988	83,483,988
State Street Navigator Securities Lending MET Portfolio (b) (d)	738,983,022	738,983,022

Total Short-Term Investments (Cost $822,467,010)		822,467,010

Total Investments—123.5% (Cost $3,395,702,719) (e)		3,786,972,612
Other assets and liabilities (net)—(23.5)%		(720,815,131)

Net Assets—100.0%		$3,066,157,481

(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $724,037,161 and the collateral received consisted of cash in the amount of $738,983,022 and non-cash collateral with a value of $702,801. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $3,395,702,719. The aggregate unrealized appreciation and depreciation of investments were $403,997,175 and $(12,727,282), respectively, resulting in net unrealized appreciation of $391,269,893.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$2,964,505,602	$—	$—	$2,964,505,602
Total Short-Term Investments*	822,467,010	—	—	822,467,010
Total Investments	$3,786,972,612	$—	$—	$3,786,972,612

Collateral for securities loaned (Liability)	$—	$(738,983,022)	$—	$(738,983,022)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,531,898,050
Affiliated investments at value (c) (d)	2,255,074,562
Cash	1,132,267
Receivable for:
Investments sold	2,438,603
Fund shares sold	83,459
Dividends and interest	18,340,472

Total Assets	3,808,967,413
Liabilities
Collateral for securities loaned	738,983,022
Payables for:
Fund shares redeemed	2,303,339
Accrued expenses:
Management fees	766,605
Distribution and service fees	621,681
Administration fees	5,083
Custodian and accounting fees	7,610
Deferred trustees’ fees	58,994
Other expenses	63,598

Total Liabilities	742,809,932

Net Assets	$3,066,157,481

Net assets consist of:
Paid in surplus	$2,583,101,268
Undistributed net investment income	32,766,906
Accumulated net realized gain	59,019,414
Unrealized appreciation on investments and affiliated investments	391,269,893

Net Assets	$3,066,157,481

Net Assets
Class A	$29,061,944
Class B	3,025,194,335
Class E	11,901,202
Capital Shares Outstanding*
Class A	2,312,075
Class B	241,987,430
Class E	950,060
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.57
Class B	12.50
Class E	12.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,431,750,378.
(b)	Includes securities loaned at value of $393,127,471.
(c)	Identified cost of affiliated investments was $1,963,952,341.
(d)	Includes securities loaned at value of $330,909,690.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$22,089,727
Dividends from affiliated investments	18,045,266
Interest	6,524
Securities lending income from affiliated investments	1,144,578

Total investment income	41,286,095
Expenses
Management fees	4,560,754
Administration fees	10,921
Custodian and accounting fees	15,694
Distribution and service fees—Class B	3,689,204
Distribution and service fees—Class E	8,957
Audit and tax services	17,432
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	29,673
Insurance	9,684
Miscellaneous	11,830

Total expenses	8,391,902

Net Investment Income	32,894,193

Net Realized and Unrealized Gain
Net realized gain on:
Investments	38,945,325
Affiliated investments	32,681,115

Net realized gain	71,626,440

Net change in unrealized appreciation on:
Investments	14,808,502
Affiliated investments	44,954,475

Net change in unrealized appreciation	59,762,977

Net realized and unrealized gain	131,389,417

Net Increase in Net Assets From Operations	$164,283,610

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,894,193	$66,200,017
Net realized gain	71,626,440	182,244,722
Net change in unrealized appreciation	59,762,977	115,219,195

Increase in net assets from operations	164,283,610	363,663,934

From Distributions to Shareholders
Net investment income
Class A	(682,050)	(639,216)
Class B	(66,328,760)	(73,924,273)
Class E	(281,232)	(282,833)
Net realized capital gains
Class A	(1,619,345)	(547,900)
Class B	(175,216,589)	(69,436,858)
Class E	(709,033)	(255,856)

Total distributions	(244,837,009)	(145,086,936)

Increase (decrease) in net assets from capital share transactions	99,761,329	(82,704,800)

Total increase in net assets	19,207,930	135,872,198

Net Assets
Beginning of period	3,046,949,551	2,911,077,353

End of period	$3,066,157,481	$3,046,949,551

Undistributed net investment income
End of period	$32,766,906	$67,164,755

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	172,865	$2,194,007	652,311	$8,066,029
Reinvestments	191,783	2,301,395	100,094	1,187,116
Redemptions	(216,093)	(2,770,001)	(337,785)	(4,177,502)

Net increase	148,555	$1,725,401	414,620	$5,075,643

Class B
Sales	2,545,132	$32,121,241	9,799,864	$120,343,426
Reinvestments	20,229,929	241,545,349	12,138,961	143,361,131
Redemptions	(13,901,697)	(175,685,028)	(28,620,890)	(351,923,542)

Net increase (decrease)	8,873,364	$97,981,562	(6,682,065)	$(88,218,985)

Class E
Sales	45,224	$574,661	178,801	$2,197,000
Reinvestments	82,798	990,265	45,536	538,689
Redemptions	(119,711)	(1,510,560)	(185,588)	(2,297,147)

Net increase	8,311	$54,366	38,749	$438,542

Increase (decrease) derived from capital shares transactions		$99,761,329		$(82,704,800)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.98		$12.08	$11.21	$11.48	$10.34		$8.49

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.31	0.34	0.34	0.39		0.35
Net realized and unrealized gain (loss) on investments	0.53		1.22	1.09	(0.17)	0.90		1.71

Total from investment operations	0.69		1.53	1.43	0.17	1.29		2.06

Less Distributions
Distributions from net investment income	(0.33)		(0.34)	(0.30)	(0.22)	(0.15)		(0.21)
Distributions from net realized capital gains	(0.77)		(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(1.10)		(0.63)	(0.56)	(0.44)	(0.15)		(0.21)

Net Asset Value, End of Period	$12.57		$12.98	$12.08	$11.21	$11.48		$10.34

Total Return (%) (c)	5.72	(d)	13.22	13.11	1.28	12.61		24.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.32	0.32	0.33		0.40
Net ratio of expenses to average net assets (%) (e)	0.31	(f)	0.31	0.32	0.32	0.33	(g)	0.37 (g)
Ratio of net investment income to average net assets (%) (h)	2.48	(f)	2.52	2.96	3.01	3.64		3.80
Portfolio turnover rate (%)	28	(d)	47	39	36	33		22
Net assets, end of period (in millions)	$29.1		$28.1	$21.1	$15.5	$11.3		$4.5

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.90		$12.01	$11.15	$11.43	$10.32		$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.30	0.31	0.37		0.34
Net realized and unrealized gain (loss) on investments	0.52		1.22	1.10	(0.17)	0.88		1.70

Total from investment operations	0.66		1.49	1.40	0.14	1.25		2.04

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.28)	(0.20)	(0.14)		(0.19)
Distributions from net realized capital gains	(0.77)		(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(1.06)		(0.60)	(0.54)	(0.42)	(0.14)		(0.19)

Net Asset Value, End of Period	$12.50		$12.90	$12.01	$11.15	$11.43		$10.32

Total Return (%) (c)	5.56	(d)	12.93	12.85	1.06	12.24		24.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.56	(f)	0.56	0.57	0.57	0.58		0.65
Net ratio of expenses to average net assets (%) (e)	0.56	(f)	0.56	0.57	0.57	0.58	(g)	0.62 (g)
Ratio of net investment income to average net assets (%) (h)	2.20	(f)	2.21	2.64	2.79	3.49		3.63
Portfolio turnover rate (%)	28	(d)	47	39	36	33		22
Net assets, end of period (in millions)	$3,025.2		$3,006.7	$2,879.1	$2,600.5	$1,926.7		$739.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.93		$12.03	$11.17	$11.44	$10.32		$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.29	0.32	0.32	0.35		0.33
Net realized and unrealized gain (loss) on investments	0.54		1.23	1.09	(0.17)	0.91		1.72

Total from investment operations	0.68		1.52	1.41	0.15	1.26		2.05

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.29)	(0.20)	(0.14)		(0.20)
Distributions from net realized capital gains	(0.77)		(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(1.08)		(0.62)	(0.55)	(0.42)	(0.14)		(0.20)

Net Asset Value, End of Period	$12.53		$12.93	$12.03	$11.17	$11.44		$10.32

Total Return (%) (c)	5.67	(d)	13.11	12.91	1.17	12.34		24.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.46	(f)	0.46	0.47	0.47	0.48		0.55
Net ratio of expenses to average net assets (%) (e)	0.46	(f)	0.46	0.47	0.47	0.48	(g)	0.52 (g)
Ratio of net investment income to average net assets (%) (h)	2.26	(f)	2.34	2.76	2.85	3.35		3.59
Portfolio turnover rate (%)	28	(d)	47	39	36	33		22
Net assets, end of period (in millions)	$11.9		$12.2	$10.9	$9.1	$7.8		$4.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the air value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is disclosed in the footnotes to the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$834,013,989	$0	$1,011,999,957

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,560,754	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSgA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Consumer Discretionary Select Sector SPDR Fund	945,030	—	(945,030)	—
Health Care Select Sector SPDR Fund	1,124,650	1,024,021	(1,124,650)	1,024,021
Industrial Select Sector SPDR Fund	1,221,400	1,183,549	(1,299,680)	1,105,269
SPDR Barclays High Yield Bond ETF	7,368,934	153,529	(1,668,216)	5,854,247
SPDR Dow Jones International Real Estate ETF	1,463,641	974,520	(372,396)	2,065,765
SPDR Gold Shares	348,025	—	(105,103)	242,922
SPDR S&P 500 ETF Trust	3,831,193	733,342	(269,523)	4,295,012
SPDR S&P International Small Cap ETF	1,847,261	—	(58,772)	1,788,489
SPDR S&P MidCap 400 ETF Trust	257,065	—	(18,510)	238,555
State Street Navigator Securities Lending MET Portfolio	665,810,357	2,267,144,986	(2,193,972,321)	738,983,022
Technology Select Sector SPDR Fund	—	1,717,021	(118,285)	1,598,736

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2014
Consumer Discretionary Select Sector SPDR Fund	$3,134,776	$—	$194,345	$—
Health Care Select Sector SPDR Fund	3,916,712	—	231,603	62,291,197
Industrial Select Sector SPDR Fund	1,849,198	—	541,625	59,750,842
SPDR Barclays High Yield Bond ETF	6,179,328	—	6,944,853	244,297,727
SPDR Dow Jones International Real Estate ETF	2,942,084	—	1,488,921	91,389,444
SPDR Gold Shares	(5,008,733)	—	—	31,103,733
SPDR S&P 500 ETF Trust	17,927,228	—	7,496,507	840,619,749
SPDR S&P International Small Cap ETF	133,846	—	240,346	63,169,431
SPDR S&P MidCap 400 ETF Trust	1,343,698	—	355,535	62,157,891
State Street Navigator Securities Lending MET Portfolio	—	—	1,144,578	738,983,022
Technology Select Sector SPDR Fund	262,978	—	551,531	61,311,526

	$32,681,115	$—	$19,189,844	$2,255,074,562

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$84,641,783	$79,161,949	$60,445,153	$50,914,137	$145,086,936	$130,076,086

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total
$72,613,966	$171,962,083	$319,087,449	$—	$563,663,498

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-15

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 5.94%, 5.80%, and 5.82%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 6.18%.

MARKET ENVIRONMENT / CONDITIONS

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve (the “Fed”) followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (the “ECB”) and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

Most equity benchmarks endured an acid test from late January into early February, when a key Chinese manufacturing indicator missed expectations and spurred fresh disarray across the emerging markets. As volatility surged, a similarly disappointing read on U.S. manufacturing exacerbated slowdown fears and drove many equity averages to their 2014 lows in early February. But even a modest widening in credit spreads pulled in fresh money, and news of a sizeable jump in U.S. household employment during January helped share prices mount a vigorous rebound. Confidence built further as Janet Yellen, newly appointed chair of the Fed, offered reassuring testimony on policy continuity. Not to be outdone, Mario Draghi of the ECB and Mark Carney of the Bank of England (the “BOE”) reiterated their own accommodative language, allowing several equity indexes to regain positive year-to-date territory before February was through. March nonetheless opened with a whirlwind, as Russia established military control on the Crimean peninsula. Amid escalating fears that a broader invasion of Ukraine might be imminent, gold and oil prices surged to multi-month highs, and global equity benchmarks began a fifth consecutive month with a daily loss. But buoyant share prices regained their composure quickly when Russian rhetoric took a more measured tone, and the MSCI World Index of developed equity markets climbed to a new record on March 6th after the ECB kept policy unchanged and upped its forecast for 2014 growth. Sentiment deteriorated soon thereafter when a bond default in China unleashed a plunge in copper prices, and equities traded nervously in advance of a March 16 Crimean referendum. Investors still had to contend with Janet Yellen’s inadvertent indication of an initial U.S. rate hike six months after the cessation of asset purchases.

Fixed income markets opened 2014 on a firm note, and the improvement was sustained enough that most bonds delivered solidly positive returns for the first quarter as a whole. Despite the start of the tapering process by the Fed, government bonds provided leadership in January, as soft employment figures in the U.S. and weak manufacturing readings in China emerged as unexpected blemishes on a rosier growth outlook for the year ahead. A brisk equity rebound in February led government yields to pause in their newly lower range, but credit spreads narrowed steadily, giving an added boost to corporate bonds. Fixed income ended February on a strong note, as Ukraine’s president fled the country and investors awaited greater clarity on who would fill the power vacuum. Nevertheless, even after the Russian military entered Crimea in early March, financial conditions betrayed little concern, and government bond yields started to creep higher again. Solid data on U.S. employment for February boosted intermediate yields the most, but lingering jitters over Ukraine prevented more aggressive selling of bonds, particularly after Japan reported fourth-quarter gross domestic product (GDP) growth that was lower than expected. Bonds weakened once more in the wake of the March meeting of the U.S. Federal Open Market Committee (the “FOMC”), as members on average brought forward their expectations on the timing of a first rate hike. But the closer proximity of tighter policy had much less impact on longer bonds, which might even benefit if rising rates wind up crimping economic growth and lowering inflation. The net result was a mixed month for bonds during March, but with a distinct tendency to flatter yield curves. For the first quarter as a whole, a combination of tighter credit spreads and lower government yields, especially at the long end, produced healthy fixed income returns.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (the “IMF”) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led the Fed chair Yellen to espouse dovish flexibility in a New York City speech, while her ECB counterpart admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive.

MIST-1

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Moreover, while equity markets dipped and then recovered in April, it was a steadier and more profitable ride for fixed income. Bond prices climbed in the first half of the month as investors harbored doubts about how briskly economic activity would progress during 2014. Given the uncertain economic outlook, bond yields found plenty of additional incentive to retreat to new 2014 lows as equities faltered. More impressive yet was the resilience of debt prices as equities mounted their rebound during the second half of April. And the strength extended well beyond the natural narrowing of corporate bond spreads that was fostered by rallying share prices. Concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns and the prevalence of declining yields outside the U.S. provided additional incentive to buyers of U.S. debt on relative valuation grounds. Furthermore, the still steep U.S. term structure reminded investors that duration risk would provide ample reward if the Fed remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

Equity markets were generally calm in the early part of May as investors looked past mixed economic news and focused on the M&A deals being announced across a variety of industries. Bond yields traded in a tight range until the middle of the month. Equities rallied through the end of May and bonds sold off slightly.

Markets followed through in June after the ECB announced changes that were widely anticipated. The overnight rate was cut to -10 basis points and the ECB cut its main financing rate to 15 basis points. Later in June, equities began to move lower on news that a previously little known group called the Islamic State of Iraq and Syria (“ISIS”), threatens to take over Baghdad. While the oil production in southern Iraq is not at risk, the headline alone does create concern. BOE Governor Mark Carney said that the BOE may raise rates sooner than expected but then less than a week later reversed course and implied that rate hikes might not happen until 2Q2015. In maybe the most unexpected news of all, U.S. Representative Eric Cantor lost a primary election to David Brat, a favorite of the Tea Party. While Cantor’s loss may not have direct market implications, it is a shot across the bow for center leaning Republicans in this fall’s mid-term elections and most likely stalls any further action from Congress this summer. Fed chair Janet Yellen and the FOMC announced no change to rates or the Taper on June 18th. Markets in the U.S. generally took it in stride and traded up small on the news. International developed equity markets rose to record highs while gold rose the most since September of last year and the dollar generally weakened.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The first half of 2014 was a favorable environment for investing across both equity and fixed income assets. Alternative assets, such as global REITs and commodities, were particularly strong, a welcome surprise given their weakness the prior year. In total, aggregate returns remained very respectable, with the Portfolio’s Class A shares delivering a 5.94% return for the first half. Positive performance contribution from tactical decisions was offset by ETF underperformance (particularly in the international space). This resulted in the Portfolio lagging its benchmark.

The Portfolio performance was impacted most negatively as a result of tracking error in the performance of the underlying ETF holdings. The negative relative underperformance of the ETFs held by the Portfolio versus their given benchmarks accounted for nearly a 0.50% drag on overall portfolio returns. This tracking error impact is driven both by ETF fees as well as their market pricing mechanism, which can cause some ETFs to at times trade with a sizable premium or discount. Beyond underlying ETF performance, the Portfolio was also hampered by tactical decision making in Emerging Market Equities.

Asset allocation decisions overall had a positive impact on Portfolio performance. The largest contributor to positive performance was the relative underweight of investment grade fixed income, high yield, and inflation protected securities against the rest of the Portfolio. Each of these asset classes underperformed the broader benchmark over the period. In total, the fixed income underweights helped deliver more than 0.20% of positive tactical return. The fixed income underweight funded overweight positions in equities, which also benefited the Portfolio. In particular, the Portfolio enjoyed positive returns from sector positioning as well as overweights to REITs and gold.

Looking ahead, we continue to favor equities versus fixed income. In support of this view, our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds. Corporate earnings remain solid and valuations look reasonable within developed markets, although P/E multiples in the U.S. and Europe have broken through their post-1987 averages. Valuations for emerging market equities are below long term historical averages yet concern persists about future growth in a post “Taper” world. Global fixed income yields remain low and credit spreads are tight relative to historical norms. Spreads appear to be tight in part due to a favorable economic outlook, heightened central bank involvement and a subsequent reach for yield by investors.

MIST-2

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Within equities, the Portfolio remains overweight developed market equities and REITs relative to emerging. Further, the Portfolio now holds positions in U.S. equity sector ETFs in those areas where we see attractive valuations. Within fixed income, underweights in high yield, government and inflation protected bonds are being partially offset by overweight positions in investment grade corporate bonds. Given that both the equity and bond rallies may be reaching a near term exhaustion point, the Portfolio has started to raise a small overweight to cash. Lastly, the Portfolio continues to hold a modest overweight to gold.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSgA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
SSgA Growth ETF Portfolio
Class A	5.94	19.81	14.38	5.95
Class B	5.80	19.53	14.10	6.29
Class E	5.82	19.61	14.21	5.80
MSCI ACWI (All Country World Index)	6.18	22.95	14.28	6.38

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	32.3
iShares MSCI EAFE ETF	21.2
iShares Core MSCI Emerging Markets ETF	5.9
SPDR S&P MidCap 400 ETF Trust	5.0
Vanguard REIT ETF	4.0
SPDR S&P International Small Cap ETF	3.0
iShares Core S&P Small-Cap ETF	3.0
SPDR Dow Jones International Real Estate ETF	3.0
SPDR Barclays High Yield Bond ETF	3.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.5

MIST-4

Met Investors Series Trust

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.34%	$1,000.00	$1,059.40	$1.74
	Hypothetical*	0.34%	$1,000.00	$1,023.11	$1.71

Class B(a)	Actual	0.59%	$1,000.00	$1,058.00	$3.01
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class E(a)	Actual	0.49%	$1,000.00	$1,058.20	$2.50
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Investment Company Securities—96.1% of Net Assets

Security Description	Shares	Value
Health Care Select Sector SPDR Fund (a) (b)	346,081	$21,052,107
Industrial Select Sector SPDR Fund (a) (b)	373,948	20,215,629
iShares Core MSCI Emerging Markets ETF	1,189,534	61,498,908
iShares Core S&P Small-Cap ETF (a)	281,358	31,537,418
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	219,208	26,142,746
iShares MSCI Canada ETF (a)	731,874	23,573,662
iShares MSCI EAFE ETF (a)	3,231,333	220,926,237
iShares S&P 500 Growth ETF (a)	197,803	20,806,898
iShares TIPS Bond ETF (a)	182,333	21,033,935
SPDR Barclays High Yield Bond ETF (a) (b)	738,576	30,820,776
SPDR Dow Jones International Real Estate ETF (b)	698,893	30,919,026
SPDR Gold Shares (a) (b) (c)	80,236	10,273,417
SPDR S&P 500 ETF Trust (a) (b)	1,723,369	337,297,781
SPDR S&P International Small Cap ETF (a) (b)	893,935	31,573,784
SPDR S&P MidCap 400 ETF Trust (a) (b)	201,828	52,588,304
Technology Select Sector SPDR Fund (a) (b)	541,050	20,749,267
Vanguard REIT ETF (a)	556,233	41,628,478

Total Investment Company Securities (Cost $817,737,468)		1,002,638,373

Short-Term Investments—27.5%

Mutual Funds—27.5%
AIM STIT-STIC Prime Portfolio	33,028,551	33,028,551
State Street Navigator Securities Lending MET Portfolio (b) (d)	253,569,713	253,569,713

Total Short-Term Investments (Cost $286,598,264)		286,598,264

Total Investments—123.6% (Cost $1,104,335,732) (e)		1,289,236,637
Other assets and liabilities (net)—(23.6)%		(245,744,421)

Net Assets—100.0%		$1,043,492,216

(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $258,323,560 and the collateral received consisted of cash in the amount of $253,569,713 and non-cash collateral with a value of $10,048,464. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $1,104,335,732. The aggregate unrealized appreciation and depreciation of investments were $186,575,856 and $(1,674,951), respectively, resulting in net unrealized appreciation of $184,900,905.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$1,002,638,373	$—	$—	$1,002,638,373
Total Short-Term Investments*	286,598,264	—	—	286,598,264
Total Investments	$1,289,236,637	$—	$—	$1,289,236,637

Collateral for securities loaned (Liability)	$—	$(253,569,713)	$—	$(253,569,713)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$480,176,833
Affiliated investments at value (c) (d)	809,059,804
Cash	368,442
Receivable for:
Fund shares sold	388,522
Dividends and interest	8,379,505

Total Assets	1,298,373,106
Liabilities
Collateral for securities loaned	253,569,713
Payables for:
Investments purchased	188,259
Fund shares redeemed	532,204
Accrued expenses:
Management fees	267,801
Distribution and service fees	206,941
Administration fees	5,083
Custodian and accounting fees	7,757
Deferred trustees’ fees	58,994
Other expenses	44,138

Total Liabilities	254,880,890

Net Assets	$1,043,492,216

Net assets consist of:
Paid in surplus	$835,688,060
Undistributed net investment income	10,619,434
Accumulated net realized gain	12,283,817
Unrealized appreciation on investments and affiliated investments	184,900,905

Net Assets	$1,043,492,216

Net Assets
Class A	$25,654,260
Class B	1,008,712,009
Class E	9,125,947
Capital Shares Outstanding*
Class A	2,038,777
Class B	80,557,122
Class E	727,514
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.58
Class B	12.52
Class E	12.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $423,926,508.
(b)	Includes securities loaned at value of $166,202,753.
(c)	Identified cost of affiliated investments was $680,409,224.
(d)	Includes securities loaned at value of $92,120,807.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$7,710,695
Dividends from affiliated investments	5,589,696
Interest	2,926
Securities lending income from affiliated investments	388,912

Total investment income	13,692,229
Expenses
Management fees	1,575,139
Administration fees	10,921
Custodian and accounting fees	15,558
Distribution and service fees—Class B	1,209,260
Distribution and service fees—Class E	6,494
Audit and tax services	17,432
Legal	15,667
Trustees’ fees and expenses	21,962
Shareholder reporting	18,216
Insurance	2,963
Miscellaneous	6,209

Total expenses	2,899,821

Net Investment Income	10,792,408

Net Realized and Unrealized Gain
Net realized gain on:
Investments	9,545,317
Affiliated investments	10,947,956

Net realized gain	20,493,273

Net change in unrealized appreciation on:
Investments	4,806,550
Affiliated investments	21,395,068

Net change in unrealized appreciation	26,201,618

Net realized and unrealized gain	46,694,891

Net Increase in Net Assets From Operations	$57,487,299

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,792,408	$18,770,434
Net realized gain	20,493,273	63,784,892
Net change in unrealized appreciation	26,201,618	71,984,257

Increase in net assets from operations	57,487,299	154,539,583

From Distributions to Shareholders
Net investment income
Class A	(529,593)	(418,794)
Class B	(18,433,185)	(18,752,505)
Class E	(172,768)	(165,659)
Net realized capital gains
Class A	(1,558,077)	(654,365)
Class B	(60,844,497)	(32,456,258)
Class E	(541,653)	(274,068)

Total distributions	(82,079,773)	(52,721,649)

Increase in net assets from capital share transactions	58,037,784	55,540,990

Total increase in net assets	33,445,310	157,358,924

Net Assets
Beginning of period	1,010,046,906	852,687,982

End of period	$1,043,492,216	$1,010,046,906

Undistributed net investment income
End of period	$10,619,434	$18,962,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	220,156	$2,795,864	667,188	$8,179,402
Reinvestments	175,435	2,087,670	94,137	1,073,159
Redemptions	(215,515)	(2,664,939)	(197,434)	(2,376,807)

Net increase	180,076	$2,218,595	563,891	$6,875,754

Class B
Sales	4,027,104	$50,838,521	9,985,069	$120,587,082
Reinvestments	6,690,100	79,277,682	4,511,785	51,208,763
Redemptions	(5,988,224)	(75,007,809)	(10,298,119)	(123,901,917)

Net increase	4,728,980	$55,108,394	4,198,735	$47,893,928

Class E
Sales	30,540	$386,707	162,821	$1,970,153
Reinvestments	60,187	714,421	38,674	439,727
Redemptions	(30,679)	(390,333)	(135,589)	(1,638,572)

Net increase	60,048	$710,795	65,906	$771,308

Increase derived from capital shares transactions		$58,037,784		$55,540,990

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.96		$11.66	$10.72	$11.11	$9.87	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.29	0.30	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.56		1.75	1.30	(0.47)	1.13	1.96

Total from investment operations	0.71		2.04	1.60	(0.19)	1.41	2.24

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.25)	(0.20)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.81)		(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(1.09)		(0.74)	(0.66)	(0.20)	(0.17)	(0.18)

Net Asset Value, End of Period	$12.58		$12.96	$11.66	$10.72	$11.11	$9.87

Total Return (%) (b)	5.94	(c)	18.34	15.32	(1.87)	14.37	29.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.34	(e)	0.33	0.35	0.35	0.36	0.43
Net ratio of expenses to average net assets (%) (d)	0.34	(e)	0.33	0.35	0.35	0.36 (f)	0.40 (f)
Ratio of net investment income to average net assets (%) (g)	2.41	(e)	2.36	2.72	2.51	2.77	3.20
Portfolio turnover rate (%)	30	(c)	48	43	35	37	23
Net assets, end of period (in millions)	$25.7		$24.1	$15.1	$10.1	$7.5	$4.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.89		$11.60	$10.67	$11.07	$9.84	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.24	0.26	0.24	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.56		1.76	1.30	(0.46)	1.13	1.98

Total from investment operations	0.69		2.00	1.56	(0.22)	1.38	2.21

Less Distributions
Distributions from net investment income	(0.25)		(0.26)	(0.22)	(0.18)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.81)		(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(1.06)		(0.71)	(0.63)	(0.18)	(0.15)	(0.16)

Net Asset Value, End of Period	$12.52		$12.89	$11.60	$10.67	$11.07	$9.84

Total Return (%) (b)	5.80	(c)	18.07	15.03	(2.13)	14.15	29.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.59	(e)	0.58	0.60	0.60	0.61	0.68
Net ratio of expenses to average net assets (%) (d)	0.59	(e)	0.58	0.60	0.60	0.61 (f)	0.65 (f)
Ratio of net investment income to average net assets (%) (g)	2.15	(e)	2.01	2.33	2.20	2.47	2.70
Portfolio turnover rate (%)	30	(c)	48	43	35	37	23
Net assets, end of period (in millions)	$1,008.7		$977.3	$830.6	$749.5	$651.0	$422.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.92		$11.62	$10.69	$11.08	$9.85	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.27	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.55		1.76	1.30	(0.48)	1.13	2.00

Total from investment operations	0.69		2.02	1.57	(0.21)	1.38	2.23

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.23)	(0.18)	(0.15)	(0.17)
Distributions from net realized capital gains	(0.81)		(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(1.07)		(0.72)	(0.64)	(0.18)	(0.15)	(0.17)

Net Asset Value, End of Period	$12.54		$12.92	$11.62	$10.69	$11.08	$9.85

Total Return (%) (b)	5.82	(c)	18.25	15.12	(1.99)	14.17	29.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.49	(e)	0.48	0.50	0.50	0.51	0.58
Net ratio of expenses to average net assets (%) (d)	0.49	(e)	0.48	0.50	0.50	0.51 (f)	0.55 (f)
Ratio of net investment income to average net assets (%) (g)	2.26	(e)	2.13	2.45	2.34	2.44	2.71
Portfolio turnover rate (%)	30	(c)	48	43	35	37	23
Net assets, end of period (in millions)	$9.1		$8.6	$7.0	$6.0	$5.1	$4.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the air value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is disclosed in the footnotes to the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$295,836,617	$0	$334,530,562

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,575,139	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSgA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Consumer Discretionary Select Sector SPDR Fund	307,100	—	(307,100)	—
Health Care Select Sector SPDR Fund	365,500	346,081	(365,500)	346,081
Industrial Select Sector SPDR Fund	396,970	390,907	(413,929)	373,948
SPDR Barclays High Yield Bond ETF	1,229,479	66,793	(557,696)	738,576
SPDR Dow Jones International Real Estate ETF	475,857	344,436	(121,400)	698,893
SPDR Gold Shares	110,102	—	(29,866)	80,236
SPDR S&P 500 ETF Trust	1,533,270	253,013	(62,914)	1,723,369
SPDR S&P Dividend ETF	275,179	153,801	(428,980)	—
SPDR S&P International Small Cap ETF	893,935	—	—	893,935
SPDR S&P MidCap 400 ETF Trust	211,614	—	(9,786)	201,828
State Street Navigator Securities Lending MET Portfolio	260,280,666	715,011,103	(721,722,056)	253,569,713
Technology Select Sector SPDR Fund	—	566,553	(25,503)	541,050

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2014
Consumer Discretionary Select Sector SPDR Fund	$1,025,683	$—	$63,729	$—
Health Care Select Sector SPDR Fund	1,273,695	—	78,273	21,052,107
Industrial Select Sector SPDR Fund	569,574	—	181,111	20,215,629
SPDR Barclays High Yield Bond ETF	640,401	—	1,112,544	30,820,776
SPDR Dow Jones International Real Estate ETF	959,111	—	503,266	30,919,026
SPDR Gold Shares	(1,452,826)	—	—	10,273,417
SPDR S&P 500 ETF Trust	4,766,330	—	2,995,169	337,297,781
SPDR S&P Dividend ETF	2,199,783	—	53,892	—
SPDR S&P International Small Cap ETF	—	—	120,131	31,573,784
SPDR S&P MidCap 400 ETF Trust	890,169	—	297,215	52,588,304
State Street Navigator Securities Lending MET Portfolio	—	—	388,912	253,569,713
Technology Select Sector SPDR Fund	76,036	—	184,366	20,749,267

	$10,947,956	$—	$5,978,608	$809,059,804

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$22,749,615	$19,010,744	$29,972,034	$27,415,221	$52,721,649	$46,425,965

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$20,291,022	$61,536,169	$150,623,324	$232,450,515

MIST-15

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 8.35% and 8.17%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.28%. Since its inception on April 23, 2014, the Class E shares of the T. Rowe Price Large Cap Value Portfolio returned 4.85%. During the same period, the Portfolio’s benchmark, the Russell 1000 Value Index, returned 4.58%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the second quarter of 2014, adding to first-quarter gains and lifting large-cap indexes to new highs in June. Equities climbed amid signs that the economy was recovering from the economic contraction in the first quarter, which was driven in part by unusually harsh winter weather. Corporate merger and acquisition activity was also encouraging, as were signs that Russia wants to de-escalate tensions with Ukraine. Investors were undeterred by the Federal Reserve’s continued tapering of its asset purchases and by rising oil prices late in the quarter in response to a sharp increase in sectarian violence in Iraq.

As measured by the various Russell indexes, mid- and large-cap stocks outperformed their small-cap counterparts by a wide margin, while value stocks outpaced growth across all capitalization levels, particularly among mid-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its Russell benchmark for the six months ended June 30, 2014. Overall, stock selection drove outperformance, while sector allocations detracted.

Industrials proved to be the primary contributor, due to stock choices that included Southwest Airlines and Canadian Pacific Railway. Southwest reported an increase in passenger traffic and also announced a dividend increase and new share buy-back plan. After trading relatively flat during the first quarter due to weather-related problems, shares of Canadian Pacific Railway moved sharply higher in the second quarter. The Portfolio is significantly overweight the benchmark in the Industrials sector, where we are focused on companies with solid business models and exposure to several different end markets. At period end, the Portfolio’s largest positions in the sector are in the Aerospace & Defense industry.

Stock selection in Energy boosted relative results as well, most notably the Portfolio’s positions in Baker Hughes and Apache. Improved operational results boosted the oilfield services company Baker Hughes, while Apache benefited from higher oil prices, improved production, and buy-out rumors. In this sector, we generally seek companies with access to reliable, high-quality energy sources and solid production growth. At period end, we had significant exposure to major U.S. producers and to companies with access to low-cost sources of oil and natural gas.

On the negative side, the Portfolio’s stock holdings in Consumer Discretionary underperformed their benchmark peers. General Motors and Kohl’s were key detractors. Weak results and the possibility of criminal action stemming from a faulty ignition recall both weighed on General Motors. Kohl’s struggled along with other retailers as an unusually harsh winter in the U.S. hampered sales. During the period, we trimmed our Consumer Discretionary holdings on strength over the past year but maintained a significant exposure to the Media industry. Media companies here generate strong cash flows, much of which is returned to shareholders in the form of dividends and bonds.

Information Technology was another area of relative weakness, owing to an underweight of the sector and stock choices such as Western Union. The company faced headwinds from potential legal action related to fraudulent money transfers and the announcement that Wal-Mart would enter into the money transfer space. Our strategy in Information Technology is informed by our view that the sector is broadly cyclical, with many companies operating at different stages within their industries’ cycles. During the period, the Portfolio expanded its holdings in the sector.

John D. Linehan

Brian C. Rogers

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	8.35	24.72	18.32	7.36	—
Class B	8.17	24.37	18.03	7.10	—
Class E	—	—	—	—	4.85
Russell 1000 Value Index	8.28	23.81	19.23	8.03	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.6
Bank of America Corp.	2.5
General Electric Co.	2.5
Celanese Corp. - Series A	2.4
Merck & Co., Inc.	2.4
Pfizer, Inc.	2.4
Southwest Airlines Co.	2.3
Apache Corp.	2.1
Morgan Stanley	2.1
Chevron Corp.	2.1

Top Sectors

% of Net Assets
Financials	24.2
Industrials	17.2
Energy	12.6
Health Care	10.8
Consumer Discretionary	9.3
Utilities	7.6
Information Technology	5.4
Consumer Staples	5.3
Materials	5.0
Telecommunication Services	1.4

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.56%	$1,000.00	$1,083.50	$2.89
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,081.70	$4.18
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)(b)	Actual	0.71%	$1,000.00	$1,048.50	$1.37
	Hypothetical*	0.71%	$1,000.00	$1,008.11	$1.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) Commencement of operations was April 23, 2014.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.2%
Boeing Co. (The)	287,000	$36,515,010
Honeywell International, Inc.	451,800	41,994,810
Lockheed Martin Corp.	132,000	21,216,360
Raytheon Co.	398,700	36,780,075
United Technologies Corp.	593,800	68,554,210

		205,060,465

Airlines—2.3%
Southwest Airlines Co.	3,380,900	90,810,974

Automobiles—1.6%
General Motors Co.	1,687,000	61,238,100

Banks—11.0%
Bank of America Corp.	6,478,200	99,569,934
Fifth Third Bancorp	1,194,800	25,508,980
JPMorgan Chase & Co.	2,433,300	140,206,746
PNC Financial Services Group, Inc. (The)	413,600	36,831,080
U.S. Bancorp	1,456,700	63,104,244
Wells Fargo & Co.	1,273,500	66,935,160

		432,156,144

Beverages—1.5%
PepsiCo, Inc.	642,400	57,392,016

Biotechnology—1.1%
Amgen, Inc.	347,800	41,169,086

Capital Markets—4.9%
Ameriprise Financial, Inc.	304,700	36,564,000
Charles Schwab Corp. (The)	1,325,600	35,698,408
Goldman Sachs Group, Inc. (The)	35,600	5,960,864
Invesco, Ltd.	875,200	33,038,800
Morgan Stanley	2,537,900	82,050,307

		193,312,379

Chemicals—2.4%
Celanese Corp. - Series A	1,491,100	95,847,908

Commercial Services & Supplies—0.4%
Republic Services, Inc.	456,900	17,348,493

Communications Equipment—0.8%
Cisco Systems, Inc.	1,273,400	31,643,990

Construction Materials—0.6%
Vulcan Materials Co.	384,800	24,531,000

Consumer Finance—2.2%
American Express Co.	582,100	55,223,827
Navient Corp.	1,131,900	20,045,949
SLM Corp.	1,131,900	9,406,089

		84,675,865

Diversified Telecommunication Services—1.4%
AT&T, Inc.	1,560,800	55,189,888

Electric Utilities—2.4%
Entergy Corp.	599,300	49,196,537
Exelon Corp.	1,221,600	44,563,968

		93,760,505

Electrical Equipment—0.6%
Emerson Electric Co.	345,000	22,894,200

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	521,700	32,261,928

Energy Equipment & Services—1.1%
Baker Hughes, Inc.	556,600	41,438,870

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc.	76,100	5,712,827

Food Products—0.6%
Kellogg Co.	375,900	24,696,630

Health Care Equipment & Supplies—1.3%
Covidien plc	553,000	49,869,540

Hotels, Restaurants & Leisure—1.1%
Carnival Corp.	1,111,500	41,847,975

Household Products—1.6%
Procter & Gamble Co. (The)	788,200	61,944,638

Independent Power and Renewable Electricity Producers—3.4%
AES Corp.	3,298,200	51,287,010
NRG Energy, Inc.	2,171,600	80,783,520

		132,070,530

Industrial Conglomerates—4.5%
3M Co.	540,400	77,406,896
General Electric Co.	3,753,600	98,644,608

		176,051,504

Insurance—4.6%
Allstate Corp. (The)	870,900	51,139,248
Marsh & McLennan Cos., Inc.	1,424,300	73,807,226
Progressive Corp. (The)	49,000	1,242,640
Prudential Financial, Inc.	181,200	16,085,124
XL Group plc	1,116,010	36,527,007

		178,801,245

IT Services—0.8%
Western Union Co. (The) (a)	1,837,800	31,867,452

Life Sciences Tools & Services—1.8%
Thermo Fisher Scientific, Inc.	581,500	68,617,000

Machinery—1.4%
Illinois Tool Works, Inc.	380,900	33,351,604
Ingersoll-Rand plc	375,100	23,447,501

		56,799,105

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.8%
Comcast Corp. - Class A	197,300	$10,591,064
Comcast Corp. - Special Class A	309,300	16,494,969
Time Warner Cable, Inc.	424,400	62,514,120
Time Warner, Inc.	822,100	57,752,525

		147,352,678

Multi-Utilities—1.8%
PG&E Corp.	1,486,600	71,386,532

Multiline Retail—1.2%
Kohl’s Corp. (a)	905,400	47,696,472

Oil, Gas & Consumable Fuels—11.5%
Anadarko Petroleum Corp.	195,500	21,401,385
Apache Corp.	822,400	82,749,888
Chevron Corp.	620,900	81,058,495
CONSOL Energy, Inc.	418,800	19,294,116
EQT Corp.	393,800	42,097,220
Exxon Mobil Corp.	748,300	75,338,844
Hess Corp.	531,700	52,579,813
Newfield Exploration Co. (b)	13,500	596,700
Royal Dutch Shell plc (ADR)	521,900	42,988,903
Spectra Energy Corp.	815,300	34,633,944

		452,739,308

Paper & Forest Products—1.9%
International Paper Co.	1,479,900	74,690,553

Personal Products—0.5%
Avon Products, Inc.	1,465,300	21,408,033

Pharmaceuticals—6.7%
Johnson & Johnson	738,700	77,282,794
Merck & Co., Inc.	1,596,400	92,351,740
Pfizer, Inc.	3,108,100	92,248,408

		261,882,942

Real Estate Investment Trusts—1.4%
Weyerhaeuser Co. (a)	1,653,400	54,711,006

Real Estate Management & Development—0.1%
St. Joe Co. (The) (a) (b)	169,100	4,300,213

Road & Rail—2.7%
Canadian Pacific Railway, Ltd. (a)	356,300	64,540,182
Union Pacific Corp.	414,000	41,296,500

		105,836,682

Semiconductors & Semiconductor Equipment—1.0%
Texas Instruments, Inc.	821,700	39,269,043

Software—2.0%
Microsoft Corp.	1,854,000	77,311,800

Specialty Retail—1.7%
Lowe’s Cos., Inc.	1,399,500	67,162,005

Tobacco—1.0%
Philip Morris International, Inc.	442,300	37,290,313

Total Common Stocks (Cost $2,778,315,641)		3,872,047,837

Short-Term Investments—5.5%

Mutual Funds—5.5%
State Street Navigator Securities Lending MET Portfolio (c)	161,995,789	161,995,789
T. Rowe Price Government Reserve Investment Fund (d)	55,800,358	55,800,358

Total Short-Term Investments (Cost $217,796,147)		217,796,147

Total Investments—104.3% (Cost $2,996,111,788) (e)		4,089,843,984
Other assets and liabilities (net)—(4.3)%		(169,065,990)

Net Assets—100.0%		$3,920,777,994

(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $160,195,834 and the collateral received consisted of cash in the amount of $161,995,789 and non-cash collateral with a value of $1,227,643. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2014, the aggregate cost of investments was $2,996,111,788. The aggregate unrealized appreciation and depreciation of investments were $1,117,115,300 and $(23,383,104), respectively, resulting in net unrealized appreciation of $1,093,732,196.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,872,047,837	$—	$—	$3,872,047,837
Total Short-Term Investments*	217,796,147	—	—	217,796,147
Total Investments	$4,089,843,984	$—	$—	$4,089,843,984

Collateral for securities loaned (Liability)	$—	$(161,995,789)	$—	$(161,995,789)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$4,034,043,626
Affiliated investments at value (c)	55,800,358
Cash	405,989
Receivable for:
Fund shares sold	158,634
Dividends	4,710,637
Dividends on affiliated investments	2,591

Total Assets	4,095,121,835
Liabilities
Collateral for securities loaned	161,995,789
Payables for:
Investments purchased	5,646,488
Fund shares redeemed	4,391,531
Accrued expenses:
Management fees	1,755,944
Distribution and service fees	289,941
Deferred trustees’ fees	58,994
Other expenses	205,154

Total Liabilities	174,343,841

Net Assets	$3,920,777,994

Net assets consist of:
Paid in surplus	$3,025,614,829
Undistributed net investment income	29,822,289
Accumulated net realized loss	(228,391,793)
Unrealized appreciation on investments and foreign currency transactions	1,093,732,669

Net Assets	$3,920,777,994

Net Assets
Class A	$2,302,600,154
Class B	1,107,600,444
Class E	510,577,396
Capital Shares Outstanding*
Class A	67,159,726
Class B	32,477,222
Class E	14,931,759
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$34.29
Class B	34.10
Class E	34.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,940,311,430.
(b)	Includes securities loaned at value of $160,195,834.
(c)	Identified cost of affiliated investments was $55,800,358.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$41,572,992
Dividends from affiliated investments	15,150
Securities lending income	156,141

Total investment income	41,744,283
Expenses
Management fees	10,428,360
Administration fees	42,100
Custodian and accounting fees	115,267
Distribution and service fees—Class B	1,317,207
Distribution and service fees—Class E	130,796
Audit and tax services	18,322
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	59,587
Insurance	11,115
Miscellaneous	12,210

Total expenses	12,172,717
Less management fee waiver	(459,446)
Less broker commission recapture	(8,186)

Net expenses	11,705,085

Net Investment Income	30,039,198

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	168,254,601
Futures contracts	1,610,175
Foreign currency transactions	(5,356)

Net realized gain	169,859,420

Net change in unrealized appreciation on:
Investments	102,426,110
Foreign currency transactions	517

Net change in unrealized appreciation	102,426,627

Net realized and unrealized gain	272,286,047

Net Increase in Net Assets From Operations	$302,325,245

(a)	Net of foreign withholding taxes of $164,328.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,039,198	$54,295,526
Net realized gain	169,859,420	116,292,648
Net change in unrealized appreciation	102,426,627	800,604,381

Increase in net assets from operations	302,325,245	971,192,555

From Distributions to Shareholders
Net investment income
Class A	(39,243,194)	(41,431,830)
Class B	(13,876,211)	(15,408,966)

Total distributions	(53,119,405)	(56,840,796)

Increase (decrease) in net assets from capital share transactions	26,313,111	(192,220,072)

Total increase in net assets	275,518,951	722,131,687

Net Assets
Beginning of period	3,645,259,043	2,923,127,356

End of period	$3,920,777,994	$3,645,259,043

Undistributed net investment income
End of period	$29,822,289	$52,902,496

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	855,477	$27,768,998	6,425,355	$176,838,220
Reinvestments	1,225,584	39,243,194	1,567,013	41,431,830
Redemptions	(15,164,721)	(496,400,967)	(10,428,639)	(296,543,189)

Net decrease	(13,083,660)	$(429,388,775)	(2,436,271)	$(78,273,139)

Class B
Sales	1,966,686	$63,781,187	2,697,874	$74,647,983
Reinvestments	435,537	13,876,211	585,447	15,408,966
Redemptions	(3,264,969)	(105,754,489)	(7,193,199)	(204,003,882)

Net decrease	(862,746)	$(28,097,091)	(3,909,878)	$(113,946,933)

Class E (a)
Sales	288,924	$9,400,226	0	$0
Fund subscription in kind	15,369,962	498,447,864 (b)	0	0
Redemptions	(727,127)	(24,049,113)	0	0

Net increase	14,931,759	$483,798,977	0	$0

Increase (decrease) derived from capital shares transactions		$26,313,111		$(192,220,072)

(a)	Commencement of operations was April 23, 2014.
(b)	Includes cash and securities amounting to $2,386,045 and $496,061,819, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.15		$24.42	$21.00	$22.00	$18.97	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.48	0.47	0.42	0.18	0.22
Net realized and unrealized gain (loss) on investments	2.38		7.74	3.33	(1.23)	3.10	2.73

Total from investment operations	2.65		8.22	3.80	(0.81)	3.28	2.95

Less Distributions
Distributions from net investment income	(0.51)		(0.49)	(0.38)	(0.19)	(0.25)	(0.42)

Total distributions	(0.51)		(0.49)	(0.38)	(0.19)	(0.25)	(0.42)

Net Asset Value, End of Period	$34.29		$32.15	$24.42	$21.00	$22.00	$18.97

Total Return (%) (b)	8.35	(c)	34.09	18.27	(3.77)	17.33	18.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.58	0.55	0.56
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.56	0.55	0.56
Ratio of net investment income to average net assets (%)	1.70	(d)	1.69	2.06	1.96	0.92	1.38
Portfolio turnover rate (%)	12	(c)	14	15	104	54	84
Net assets, end of period (in millions)	$2,302.6		$2,580.1	$2,019.1	$1,922.6	$1,262.3	$1,140.8

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$31.95		$24.27	$20.87	$21.87	$18.87	$16.33

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.41	0.41	0.33	0.13	0.16
Net realized and unrealized gain (loss) on investments	2.35		7.70	3.31	(1.20)	3.07	2.74

Total from investment operations	2.58		8.11	3.72	(0.87)	3.20	2.90

Less Distributions
Distributions from net investment income	(0.43)		(0.43)	(0.32)	(0.13)	(0.20)	(0.36)

Total distributions	(0.43)		(0.43)	(0.32)	(0.13)	(0.20)	(0.36)

Net Asset Value, End of Period	$34.10		$31.95	$24.27	$20.87	$21.87	$18.87

Total Return (%) (b)	8.17	(c)	33.77	17.98	(4.01)	17.02	18.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.83	0.80	0.81
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.81	0.81	0.80	0.81
Ratio of net investment income to average net assets (%)	1.46	(d)	1.44	1.81	1.52	0.67	1.00
Portfolio turnover rate (%)	12	(c)	14	15	104	54	84
Net assets, end of period (in millions)	$1,107.6		$1,065.2	$904.1	$883.6	$1,017.8	$940.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Period Ended June 30, 2014(f) (Unaudited)

Net Asset Value, Beginning of Period	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.12
Net realized and unrealized gain on investments	1.46

Total from investment operations	1.58

Net Asset Value, End of Period	$34.19

Total Return (%) (b)	4.85	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.71	(d)
Ratio of net investment income to average net assets (%)	1.96	(d)
Portfolio turnover rate (%)	12	(c)
Net assets, end of period (in millions)	$510.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 23, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements-June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Class E commenced operations on April 23, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, capital gain distributions from real estate investment trusts (REITs), return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $302,593,220 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized gains in the amount of $1,610,175 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$438,920,004	$0	$850,773,122

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $32,400,137 in purchases of investments and $18,393,047 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the six months ended June 30, 2014, the Adviser earned management fees in the amount of $10,428,360 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MSF portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	110,221,612	230,969,273	(285,390,527)	55,800,358	$0	$15,150

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$56,840,796	$47,338,785	$—	$—	$56,840,796	$47,338,785

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$52,956,381	$—	$975,569,607	$(382,514,775)	$646,011,213

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $117,244,368.

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $382,514,775.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 6.18%, 6.08%, and 6.16%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 6.51%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the second quarter of 2014, adding to first-quarter gains and lifting large-cap indexes to new all-time highs in June. Equities climbed amid signs that the economy was recovering from the economic contraction in the first quarter, which was driven in part by unusually harsh winter weather. Corporate merger and acquisition activity was also encouraging, as were signs that Russia wants to de-escalate tensions with Ukraine. Investors were undeterred by the Federal Reserve’s continued tapering of its asset purchases and by rising oil prices late in the period in response to a sharp increase in sectarian violence in Iraq.

As measured by the various Russell indexes, mid- and large-cap stocks outperformed their small-cap counterparts by a wide margin, while value stocks outpaced growth across all capitalization levels, particularly among mid-caps. Within the mid-cap growth universe, Telecommunication Services and Energy led performance, while Consumer Discretionary lagged.

PORTFOLIO REVIEW / CURRENT POSITIONING

In the first half of 2014, the Portfolio underperformed its benchmark. Broadly speaking, sector allocation boosted relative returns, and stock selection hurt.

Industrials was the most significant detractor, as the Portfolio’s stock positioning proved detrimental. DigitalGlobe and Babcock & Wilcox both hurt here. DigitalGlobe, a major provider of satellite imagery, fell after an unexpected delay in launching a new satellite. Babcock & Wilcox scaled back its outlook amid flat power demand, but we believe this energy products and services firm is uniquely positioned to benefit from a long-term shift toward cleaner power generation.

In Financials, the Portfolio’s stock holdings also failed to keep pace with their benchmark peers, particularly Santander Consumer USA Holdings. This sub-prime automobile consumer finance company, which has a captive finance arrangement with Chrysler, failed an important Federal Reserve stress test shortly after its initial public offering, which means the firm’s balance sheet growth will be restricted.

Consumer Discretionary was the greatest contributor, due to a favorable underweight position and stock choices that included Harman International and Marriott. Increased automobile sales increased demand for Harman International’s integrated audio and infotainment products. An improving economy helped earnings for hotel operator Marriott, which upgraded its outlook and returned capital to shareholders through share buybacks.

Materials was another area of relative strength, as the Portfolio’s stock holdings outperformed, most notably gold names Franco Nevada and Agnico Eagle Mines. Geopolitical instability and concerns about the potentially inflationary effects of the Federal Reserve’s loose monetary policy drove up gold prices.

In Health Care, the Portfolio’s strategic overweight position proved beneficial in a period when the sector as a whole outpaced the benchmark. The Portfolio also received a boost from positions in IDEXX Laboratories and Hospira. Increased demand for veterinary services and products boosted IDEXX, while Hospira reported solid earnings driven by higher pricing in its specialty pharmaceuticals line.

We believe that the Information Technology sector has several positive secular trends. At period end, we were particularly focused on companies with new technologies and the potential to create competitive advantages with them.

We find limited growth opportunities in the Materials sector; consequently, it typically represents a very small area of investment for the Portfolio. At period end, the Portfolio had small allocations to the Metals & Mining and Chemicals industries.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

In the Industrials sector, we favor well-run companies with exposure to high-growth end markets, and we believe we are still in the early stages of a manufacturing rebound. During the period, we trimmed exposure in this space to moderate some cyclical effects within the Portfolio.

The Portfolio is overweight the benchmark in the Health Care sector. We believe that companies that develop innovative new therapies or high-quality, low-cost services may see their stock prices rewarded.

Generally speaking, the Financials sector does not represent a major investment area for the Portfolio. The Portfolio’s largest exposures are in the Insurance and Diversified Financial Services industries.

Brian W.H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	6.18	26.45	21.18	11.30
Class B	6.08	26.14	20.88	11.03
Class E	6.16	26.36	21.00	11.13
Russell Midcap Growth Index	6.51	26.04	21.16	9.83

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
IHS, Inc. - Class A	1.8
Fiserv, Inc.	1.8
CarMax, Inc.	1.6
Textron, Inc.	1.6
EQT Corp.	1.6
IDEX Corp.	1.5
Altera Corp.	1.4
Pall Corp.	1.4
DENTSPLY International, Inc.	1.4
Motorola Solutions, Inc.	1.3

Top Sectors

% of Net Assets
Industrials	21.3
Health Care	18.0
Information Technology	18.0
Consumer Discretionary	15.0
Financials	8.4
Energy	6.3
Materials	4.3
Consumer Staples	3.5
Utilities	0.7

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.73%	$1,000.00	$1,061.80	$3.73
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B(a)	Actual	0.98%	$1,000.00	$1,060.80	$5.01
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class E(a)	Actual	0.88%	$1,000.00	$1,061.60	$4.50
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
DigitalGlobe, Inc. (a) (b)	399,000	$11,092,200
Textron, Inc.	718,000	27,492,220

		38,584,420

Automobiles—1.1%
Harley-Davidson, Inc.	178,000	12,433,300
Tesla Motors, Inc. (a) (b)	25,000	6,001,500

		18,434,800

Biotechnology—2.9%
Alkermes plc (a) (b)	377,000	18,974,410
Alnylam Pharmaceuticals, Inc. (a) (b)	74,000	4,674,580
Cubist Pharmaceuticals, Inc. (a)	49,000	3,421,180
Incyte Corp., Ltd. (a)	137,000	7,732,280
Pharmacyclics, Inc. (a) (b)	29,000	2,601,590
Puma Biotechnology, Inc. (a) (b)	34,000	2,244,000
Seattle Genetics, Inc. (a) (b)	40,000	1,530,000
Vertex Pharmaceuticals, Inc. (a)	90,000	8,521,200

		49,699,240

Capital Markets—1.5%
LPL Financial Holdings, Inc.	216,000	10,743,840
TD Ameritrade Holding Corp.	506,000	15,863,100

		26,606,940

Chemicals—1.7%
Celanese Corp. - Series A	217,000	13,948,760
Rockwood Holdings, Inc.	216,000	16,413,840

		30,362,600

Communications Equipment—2.1%
JDS Uniphase Corp. (a)	1,029,000	12,831,630
Motorola Solutions, Inc.	345,000	22,966,650

		35,798,280

Construction & Engineering—0.4%
Quanta Services, Inc. (a)	216,000	7,469,280

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	91,000	12,016,550

Consumer Finance—0.4%
Santander Consumer USA Holdings, Inc.	323,000	6,279,120

Containers & Packaging—0.6%
Ball Corp.	176,000	11,031,680

Diversified Financial Services—2.3%
CBOE Holdings, Inc.	289,000	14,221,690
Intercontinental Exchange, Inc.	75,000	14,167,500
MSCI, Inc. (a)	253,000	11,600,050

		39,989,240

Electrical Equipment—4.1%
Acuity Brands, Inc.	99,000	13,686,750
AMETEK, Inc.	360,000	18,820,800
Babcock & Wilcox Co. (The)	642,000	20,839,320
Sensata Technologies Holding NV (a)	398,000	18,618,440

		71,965,310

Electronic Equipment, Instruments & Components—1.4%
Cognex Corp. (a)	37,000	1,420,800
FEI Co.	108,000	9,798,840
IPG Photonics Corp. (a) (b)	54,000	3,715,200
Trimble Navigation, Ltd. (a)	247,000	9,126,650

		24,061,490

Food & Staples Retailing—1.6%
Rite Aid Corp. (a)	1,759,000	12,612,030
Sprouts Farmers Market, Inc. (a) (b)	232,000	7,591,040
Whole Foods Market, Inc.	179,000	6,914,770

		27,117,840

Food Products—1.9%
Keurig Green Mountain, Inc. (b)	29,000	3,613,690
TreeHouse Foods, Inc. (a)	145,000	11,610,150
WhiteWave Foods Co. (The) - Class A (a)	565,000	18,289,050

		33,512,890

Health Care Equipment & Supplies—7.3%
Align Technology, Inc. (a)	32,300	1,810,092
CareFusion Corp. (a)	469,000	20,800,150
Cooper Cos., Inc. (The)	134,000	18,161,020
DENTSPLY International, Inc.	497,000	23,532,950
IDEXX Laboratories, Inc. (a) (b)	153,000	20,436,210
Intuitive Surgical, Inc. (a)	49,000	20,178,200
Sirona Dental Systems, Inc. (a)	79,000	6,514,340
Teleflex, Inc. (b)	139,000	14,678,400

		126,111,362

Health Care Providers & Services—2.9%
Envision Healthcare Holdings, Inc. (a)	236,000	8,474,760
Henry Schein, Inc. (a)	144,000	17,088,480
MEDNAX, Inc. (a)	181,000	10,525,150
Universal Health Services, Inc. - Class B	143,000	13,693,680

		49,782,070

Health Care Technology—0.3%
IMS Health Holdings, Inc. (a)	102,000	2,619,360
Veeva Systems, Inc. - Class A (a) (b)	74,000	1,883,300

		4,502,660

Hotels, Restaurants & Leisure—3.9%
Aramark	127,000	3,286,760
Chipotle Mexican Grill, Inc. (a)	18,000	10,665,180
Choice Hotels International, Inc. (b)	218,000	10,269,980
Marriott International, Inc. - Class A (b)	289,000	18,524,900
Norwegian Cruise Line Holdings, Ltd. (a) (b)	536,000	16,991,200

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Tim Hortons, Inc.	162,000	$8,866,260

		68,604,280

Household Durables—0.4%
Harman International Industries, Inc.	72,000	7,734,960

Independent Power and Renewable Electricity Producers—0.7%
Calpine Corp. (a)	503,000	11,976,430

Industrial Conglomerates—1.2%
Roper Industries, Inc.	145,000	21,171,450

Insurance—3.4%
Fidelity National Financial, Inc. - Class A	682,000	22,342,320
HCC Insurance Holdings, Inc.	290,000	14,192,600
Progressive Corp. (The)	543,000	13,770,480
Willis Group Holdings plc	189,000	8,183,700

		58,489,100

Internet & Catalog Retail—0.9%
Coupons.com, Inc. (a) (b)	20,000	526,200
Coupons.com, Inc. (a) (c)	237,884	5,945,792
Netflix, Inc. (a)	13,000	5,727,800
TripAdvisor, Inc. (a)	38,000	4,129,080

		16,328,872

Internet Software & Services—2.3%
Akamai Technologies, Inc. (a)	162,000	9,891,720
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt (a) (c) (d)	15,101	241,616
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt (a) (c) (d)	10,403	166,448
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt (a) (c) (d)	54,328	869,248
Atlassian, Inc. - Series 1, Restricted Receipt (a) (c) (d)	26,508	424,128
Atlassian, Inc. - Series A, Preference Depository Receipt (a) (c) (d)	52,487	839,792
Atlassian, Inc., - Series 2, Depository Receipt (a) (c) (d)	70,977	1,135,632
LinkedIn Corp. - Class A (a)	22,000	3,772,340
Rackspace Hosting, Inc. (a) (b)	145,000	4,880,700
VeriSign, Inc. (a) (b)	357,000	17,425,170

		39,646,794

IT Services—5.6%
CoreLogic, Inc. (a)	407,000	12,356,520
Fidelity National Information Services, Inc.	139,000	7,608,860
Fiserv, Inc. (a)	505,000	30,461,600
Gartner, Inc. (a)	271,000	19,110,920
Global Payments, Inc.	181,000	13,185,850
Vantiv, Inc. - Class A (a)	435,000	14,624,700

		97,348,450

Life Sciences Tools & Services—3.8%
Agilent Technologies, Inc.	397,000	22,803,680

Life Sciences Tools & Services—(Continued)
Bruker Corp. (a)	576,000	13,979,520
Covance, Inc. (a)	181,000	15,489,980
Illumina, Inc. (a) (b)	50,000	8,927,000
Mettler-Toledo International, Inc. (a)	16,000	4,050,880

		65,251,060

Machinery—5.6%
Colfax Corp. (a)	188,000	14,013,520
IDEX Corp.	324,000	26,159,760
Nordson Corp.	74,000	5,934,060
Pall Corp.	278,000	23,738,420
Rexnord Corp. (a)	382,000	10,753,300
WABCO Holdings, Inc. (a)	90,000	9,613,800
Xylem, Inc.	180,000	7,034,400

		97,247,260

Media—1.5%
Aimia, Inc.	204,000	3,571,266
Charter Communications, Inc. - Class A (a)	124,000	19,639,120
Markit, Ltd. (a)	108,100	2,916,538

		26,126,924

Metals & Mining—1.2%
Agnico-Eagle Mines, Ltd. (b)	215,000	8,234,500
Franco-Nevada Corp.	234,000	13,431,892

		21,666,392

Multiline Retail—1.3%
Dollar General Corp. (a)	162,000	9,292,320
Dollar Tree, Inc. (a)	234,000	12,743,640

		22,035,960

Oil, Gas & Consumable Fuels—6.3%
Athlon Energy, Inc. (a)	108,000	5,151,600
Concho Resources, Inc. (a)	108,000	15,606,000
CONSOL Energy, Inc.	266,000	12,254,620
EQT Corp.	253,000	27,045,700
Laredo Petroleum, Inc. (a) (b)	67,000	2,075,660
Pioneer Natural Resources Co.	58,000	13,328,980
Range Resources Corp.	257,000	22,346,150
SM Energy Co.	145,000	12,194,500

		110,003,210

Pharmaceuticals—1.0%
Hospira, Inc. (a)	343,000	17,619,910

Professional Services—4.6%
Equifax, Inc.	216,000	15,668,640
IHS, Inc. - Class A (a)	230,000	31,204,100
Manpowergroup, Inc.	180,000	15,273,000
Towers Watson & Co. - Class A (b)	40,000	4,169,200
Verisk Analytics, Inc. - Class A (a)	218,000	13,084,360

		79,399,300

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.9%
Jones Lang LaSalle, Inc.	124,000	$15,672,360

Road & Rail—2.0%
Hertz Global Holdings, Inc. (a)	434,000	12,165,020
J.B. Hunt Transport Services, Inc.	145,000	10,698,100
Kansas City Southern	113,000	12,148,630

		35,011,750

Semiconductors & Semiconductor Equipment—3.2%
Altera Corp.	720,000	25,027,200
Atmel Corp. (a)	1,165,000	10,916,050
Cree, Inc. (a) (b)	54,000	2,697,300
Microchip Technology, Inc. (b)	143,000	6,979,830
Xilinx, Inc.	220,000	10,408,200

		56,028,580

Software—3.3%
Concur Technologies, Inc. (a) (b)	108,000	10,080,720
FactSet Research Systems, Inc. (b)	145,000	17,440,600
Guidewire Software, Inc. (a) (b)	18,000	731,880
Red Hat, Inc. (a)	377,000	20,836,790
ServiceNow, Inc. (a) (b)	74,000	4,585,040
Workday, Inc. - Class A (a) (b)	37,000	3,324,820

		56,999,850

Specialty Retail—4.6%
AutoZone, Inc. (a)	36,000	19,304,640
CarMax, Inc. (a) (b)	540,000	28,085,400
DSW, Inc. - Class A	39,900	1,114,806
Five Below, Inc. (a) (b)	300	11,973
L Brands, Inc.	163,000	9,561,580
Michaels Cos., Inc. (The) (a)	182,500	3,111,625
O’Reilly Automotive, Inc. (a)	127,000	19,126,200

		80,316,224

Technology Hardware, Storage & Peripherals—0.1%
Stratasys, Ltd. (a) (b)	18,000	2,045,340

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	144,000	4,923,360
Hanesbrands, Inc.	108,000	10,631,520
Wolverine World Wide, Inc. (b)	218,000	5,681,080

		21,235,960

Trading Companies & Distributors—1.1%
Fastenal Co. (b)	377,000	18,657,730

Total Common Stocks (Cost $1,083,795,622)		1,659,943,918

Convertible Preferred Stock—0.0%
Security Description	Shares	Value

Internet Software & Services—0.0%
LivingSocial, Inc. - Series E (a) (c) (d) (Cost $4,280,576)	757,490	333,296

Short-Term Investments—15.9%

Mutual Funds—15.9%
State Street Navigator Securities Lending MET Portfolio (e)	193,706,312	193,706,312
T. Rowe Price Government Reserve Investment Fund (f)	81,294,997	81,294,997

Total Short-Term Investments (Cost $275,001,309)		275,001,309

Total Investments—111.4% (Cost $1,363,077,507) (g)		1,935,278,523
Other assets and liabilities (net)—(11.4)%		(197,309,914)

Net Assets—100.0%		$1,737,968,609

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $192,478,214 and the collateral received consisted of cash in the amount of $193,706,312 and non-cash collateral with a value of $2,200,100. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $9,955,952, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliate issuers.)
(g)	As of June 30, 2014, the aggregate cost of investments was $1,363,077,507. The aggregate unrealized appreciation and depreciation of investments were $590,737,239 and $(18,536,223), respectively, resulting in net unrealized appreciation of $572,201,016.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Atlassian, Inc. - Class A, Ordinary Restricted Depository Receipt	04/09/14	15,101	$241,616	$241,616
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Ordinary Depository Receipt	04/09/14	10,403	166,448	166,448
Atlassian, Inc. - Class A, Ordinary Unrestricted From B Preference Depository Receipt	04/09/14	54,328	869,248	869,248
Atlassian, Inc. - Series 1, Restricted Receipt	04/09/14	26,508	424,128	424,128
Atlassian, Inc. - Series A, Preference Depository Receipt	04/09/14	52,487	839,792	839,792
Atlassian, Inc. - Series 2, Depository Receipt	04/09/14	70,977	1,135,632	1,135,632
Coupons.com, Inc.	06/01/11	237,884	3,255,700	5,945,792
LivingSocial, Inc. - Series E	04/01/11	757,490	4,280,576	333,296

				$9,955,952

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$38,584,420	$—	$—	$38,584,420
Automobiles	18,434,800	—	—	18,434,800
Biotechnology	49,699,240	—	—	49,699,240
Capital Markets	26,606,940	—	—	26,606,940
Chemicals	30,362,600	—	—	30,362,600
Communications Equipment	35,798,280	—	—	35,798,280
Construction & Engineering	7,469,280	—	—	7,469,280
Construction Materials	12,016,550	—	—	12,016,550
Consumer Finance	6,279,120	—	—	6,279,120
Containers & Packaging	11,031,680	—	—	11,031,680
Diversified Financial Services	39,989,240	—	—	39,989,240
Electrical Equipment	71,965,310	—	—	71,965,310
Electronic Equipment, Instruments & Components	24,061,490	—	—	24,061,490
Food & Staples Retailing	27,117,840	—	—	27,117,840
Food Products	33,512,890	—	—	33,512,890
Health Care Equipment & Supplies	126,111,362	—	—	126,111,362
Health Care Providers & Services	49,782,070	—	—	49,782,070
Health Care Technology	4,502,660	—	—	4,502,660
Hotels, Restaurants & Leisure	68,604,280	—	—	68,604,280
Household Durables	7,734,960	—	—	7,734,960
Independent Power and Renewable Electricity Producers	11,976,430	—	—	11,976,430
Industrial Conglomerates	21,171,450	—	—	21,171,450

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$58,489,100	$—	$—	$58,489,100
Internet & Catalog Retail	10,383,080	5,945,792	—	16,328,872
Internet Software & Services	35,969,930	—	3,676,864	39,646,794
IT Services	97,348,450	—	—	97,348,450
Life Sciences Tools & Services	65,251,060	—	—	65,251,060
Machinery	97,247,260	—	—	97,247,260
Media	26,126,924	—	—	26,126,924
Metals & Mining	21,666,392	—	—	21,666,392
Multiline Retail	22,035,960	—	—	22,035,960
Oil, Gas & Consumable Fuels	110,003,210	—	—	110,003,210
Pharmaceuticals	17,619,910	—	—	17,619,910
Professional Services	79,399,300	—	—	79,399,300
Real Estate Management & Development	15,672,360	—	—	15,672,360
Road & Rail	35,011,750	—	—	35,011,750
Semiconductors & Semiconductor Equipment	56,028,580	—	—	56,028,580
Software	56,999,850	—	—	56,999,850
Specialty Retail	80,316,224	—	—	80,316,224
Technology Hardware, Storage & Peripherals	2,045,340	—	—	2,045,340
Textiles, Apparel & Luxury Goods	21,235,960	—	—	21,235,960
Trading Companies & Distributors	18,657,730	—	—	18,657,730
Total Common Stocks	1,650,321,262	5,945,792	3,676,864	1,659,943,918
Total Convertible Preferred Stock*	—	—	333,296	333,296
Total Short-Term Investments*	275,001,309	—	—	275,001,309
Total Investments	$1,925,322,571	$5,945,792	$4,010,160	$1,935,278,523

Collateral for securities loaned (Liability)	$—	$(193,706,312)	$—	$(193,706,312)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Depreciation	Purchases	Transfers Out	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Common Stocks
Internet Software & Services	$—	$—	$3,676,864	$—	$3,676,864	$—
Convertible Preferred Stocks
Internet Software & Services	3,891,933	(121,198)	—	(3,437,439)	333,296	(121,198)

Total	$3,891,933	$(121,198)	$3,676,864	$(3,437,439)	$4,010,160	$(121,198)

Transfers out of Level 3 were due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,853,983,526
Affiliated investments at value (c)	81,294,997
Cash denominated in foreign currencies (d)	29,251
Receivable for:
Investments sold	3,335,741
Fund shares sold	168,225
Dividends	419,133
Dividends on affiliated investments	2,881

Total Assets	1,939,233,754
Liabilities
Collateral for securities loaned	193,706,312
Payables for:
Investments purchased	4,715,470
Fund shares redeemed	1,368,660
Accrued expenses:
Management fees	1,001,839
Distribution and service fees	221,640
Deferred trustees’ fees	58,994
Other expenses	192,230

Total Liabilities	201,265,145

Net Assets	$1,737,968,609

Net assets consist of:
Paid in surplus	$979,970,804
Accumulated net investment loss	(4,440,218)
Accumulated net realized gain	190,237,034
Unrealized appreciation on investments and foreign currency transactions	572,200,989

Net Assets	$1,737,968,609

Net Assets
Class A	$639,457,257
Class B	1,076,242,188
Class E	22,269,164
Capital Shares Outstanding*
Class A	54,358,401
Class B	95,640,298
Class E	1,943,065
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.76
Class B	11.25
Class E	11.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,281,782,510.
(b)	Includes securities loaned at value of $192,478,214.
(c)	Identified cost of affiliated investments was $81,294,997.
(d)	Identified cost of cash denominated in foreign currencies was $29,278.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$6,145,602
Dividends from affiliated investments	18,574
Securities lending income	350,059

Total investment income	6,514,235
Expenses
Management fees	6,767,631
Administration fees	20,975
Custodian and accounting fees	88,700
Distribution and service fees—Class B	1,320,471
Distribution and service fees—Class E	16,322
Audit and tax services	18,135
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	60,768
Insurance	5,624
Miscellaneous	8,587

Total expenses	8,344,966
Less management fee waiver	(377,636)
Less broker commission recapture	(14,870)

Net expenses	7,952,460

Net Investment Loss	(1,438,225)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	191,355,052
Futures contracts	(496,617)
Foreign currency transactions	5,108

Net realized gain	190,863,543

Net change in unrealized appreciation (depreciation) on:
Investments	(85,599,401)
Foreign currency transactions	15

Net change in unrealized depreciation	(85,599,386)

Net realized and unrealized gain	105,264,157

Net Increase in Net Assets From Operations	$103,825,932

(a)	Net of foreign withholding taxes of $43,489.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,438,225)	$(4,630,422)
Net realized gain	190,863,543	193,358,226
Net change in unrealized appreciation (depreciation)	(85,599,386)	351,022,868

Increase in net assets from operations	103,825,932	539,750,672

From Distributions to Shareholders
Net investment income
Class A	0	(3,065,921)
Class B	0	(2,035,733)
Class E	0	(54,848)
Net realized capital gains
Class A	(74,530,486)	(37,881,161)
Class B	(105,958,502)	(51,448,533)
Class E	(2,142,925)	(1,016,517)

Total distributions	(182,631,913)	(95,502,713)

Decrease in net assets from capital share transactions	(85,470,825)	(75,836,739)

Total increase (decrease) in net assets	(164,276,806)	368,411,220

Net Assets
Beginning of period	1,902,245,415	1,533,834,195

End of period	$1,737,968,609	$1,902,245,415

Distributions in excess of net investment income
End of period	$(4,440,218)	$(3,001,993)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	9,272,002	$103,854,875	5,130,562	$54,379,806
Reinvestments	6,781,664	74,530,486	4,225,705	40,947,082
Redemptions	(26,732,985)	(302,700,609)	(11,749,975)	(126,702,539)

Net decrease	(10,679,319)	$(124,315,248)	(2,393,708)	$(31,375,651)

Class B
Sales	2,554,980	$29,719,996	7,421,611	$77,107,118
Reinvestments	10,072,101	105,958,502	5,726,367	53,484,266
Redemptions	(8,452,405)	(97,651,055)	(16,803,355)	(174,827,429)

Net increase (decrease)	4,174,676	$38,027,443	(3,655,377)	$(44,236,045)

Class E
Sales	107,541	$1,268,367	239,671	$2,560,833
Reinvestments	200,086	2,142,925	113,014	1,071,365
Redemptions	(220,423)	(2,594,312)	(366,975)	(3,857,241)

Net increase (decrease)	87,204	$816,980	(14,290)	$(225,043)

Decrease derived from capital shares transactions		$(85,470,825)		$(75,836,739)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.29		$9.53	$9.53	$9.90	$7.73	$5.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.01)	0.02	(0.02)	(0.01)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	0.68		3.38	1.28	(0.09)	2.18	2.43

Total from investment operations	0.68		3.37	1.30	(0.11)	2.17	2.43

Less Distributions
Distributions from net investment income	0.00		(0.05)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)		(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(1.21)		(0.61)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$11.76		$12.29	$9.53	$9.53	$9.90	$7.73

Total Return (%) (c)	6.18	(d)	36.96	13.93	(1.40)	28.07	45.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.78	0.78	0.79	0.79
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.75	0.76	0.76	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.01	)(e)	(0.12)	0.17	(0.21)	(0.10)	(0.05)
Portfolio turnover rate (%)	13	(d)	25	30	38	28	32
Net assets, end of period (in millions)	$639.5		$799.0	$642.5	$565.8	$764.5	$585.5

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.82		$9.19	$9.25	$9.64	$7.55	$5.19

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)		(0.04)	(0.01)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.65		3.25	1.25	(0.09)	2.12	2.38

Total from investment operations	0.64		3.21	1.24	(0.13)	2.09	2.36

Less Distributions
Distributions from net investment income	0.00		(0.02)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)		(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(1.21)		(0.58)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$11.25		$11.82	$9.19	$9.25	$9.64	$7.55

Total Return (%) (c)	6.08	(d)	36.58	13.68	(1.65)	27.68	45.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.03	1.03	1.04	1.04
Net ratio of expenses to average net assets (%) (f)	0.98	(e)	1.00	1.01	1.01	1.02	1.02
Ratio of net investment loss to average net assets (%)	(0.26	)(e)	(0.37)	(0.08)	(0.45)	(0.33)	(0.30)
Portfolio turnover rate (%)	13	(d)	25	30	38	28	32
Net assets, end of period (in millions)	$1,076.2		$1,081.0	$873.9	$820.0	$796.7	$542.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.01		$9.33	$9.36	$9.75	$7.62	$5.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)	0.00 (b)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.67		3.30	1.27	(0.09)	2.15	2.39

Total from investment operations	0.66		3.27	1.27	(0.13)	2.13	2.38

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.21)		(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(1.21)		(0.59)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$11.46		$12.01	$9.33	$9.36	$9.75	$7.62

Total Return (%) (c)	6.16	(d)	36.68	13.85	(1.63)	27.95	45.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.93	0.93	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.90	0.91	0.91	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.16	)(e)	(0.27)	0.01	(0.36)	(0.27)	(0.19)
Portfolio turnover rate (%)	13	(d)	25	30	38	28	32
Net assets, end of period (in millions)	$22.3		$22.3	$17.4	$18.3	$24.6	$22.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFICs) and return of capital distributions from REITs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $98,078,795 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $496,617 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$221,684,412	$0	$479,903,055

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Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $451,845 in purchases and $744,841 in sales of investments, which are included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $38,672,169 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,767,631	0.750%	All

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MSF portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	90,481,926	112,945,740	(122,132,669)	81,294,997	$0	$18,574

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$7,918,886	$22,058,286	$87,583,827	$171,062,997	$95,502,713	$193,121,283

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$11,389,515	$171,257,455	$654,210,701	$—	$836,857,671

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 4.40% and 4.31%. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small Cap Total Stock Market Index2, returned 4.20% and 5.22%, respectively.

MARKET ENVIRONMENT / CONDITIONS

The final first quarter 2014 Gross Domestic Product (“GDP”) number for the U.S. economy at -2.1% shows far more contraction than previously estimated. However, this downward revision was for the most part anticipated and it is being written off as temporary, due to the cold winter weather extending into March. Second quarter data portrays a healthy improvement, with better home and auto sales, and strengthening employment and residential construction. This improvement is allowing the U.S. Federal Reserve to continue to wind down its bond-buying program while maintaining low rates. Meanwhile, the world’s major Central Bank policies continue to prop up the global economy. This is especially the case in Europe and Japan where Central Banks have indicated they are willing to take a more aggressive stance on monetary easing.

Towards the end of the first half of 2014, we are seeing some consolidation of the bull market in equities, despite the likelihood of a protracted low interest rate environment. The strong rally in Treasuries resulted in higher quality bonds outperforming lower quality bonds. Global and U.S. equity markets posted positive returns across geographies and capitalization segments. The Russell 2000 Value Index returned 4.20% for the first six months of the year. Notably, in the last few months correlations across stocks have decreased. Dispersion in stock performance indicates that fundamentals are, once again, starting to have more impact on stock prices. We believe that this bodes well for our fundamentally driven stock selection strategy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s outperformance is, to some extent, reflective of a market environment where fundamentals are starting to matter more. In fact, stock selection within sectors was the primary driver of the Portfolio’s relative returns. The three leading contributors to relative returns were Consumer Staples, Financials, and Information Technology (“IT”).

Performance of the Portfolio holdings in Consumer Staples was broad based, yet Susser Holdings Corp. stands out as a substantial contributor. Susser Holdings Corp. is the second-largest non-refining convenience store operator and motor fuel distributer in the state of Texas and one of the largest company-operated convenience store chains in the U.S. Contribution to the Portfolio was led by the announced takeover in late April of Susser Holdings Corp. at a nearly 40% premium to market prices.

In Financials, the Portfolio benefitted from both the underweight to the sector as well as stock selection within the group. The largest contributor within the sector, and also among the top five contributors to the Portfolio, was Legg Mason, a publicly owned asset management holding company going through a very interesting “turnaround” process.

Notably, three of the holdings in Technology were the top three contributors to performance in spite of the fact that Technology as a whole underperformed other sectors in the benchmark. These companies are InterDigital, Inc., Insight Enterprises, Inc., and Genpact, Ltd. InterDigital was the top contributor in both the IT sector and for the Portfolio overall. InterDigital develops technology for wireless communications and is an attractive investment on several counts, including its strong financial position, capacity for continued growth and several development initiatives with value enhancement potential. SemGroup Corp., an Energy company, was also among the top five contributors.

Utilities, Industrials, and Energy were the only sectors that detracted from relative performance over the period. The underweight in Utilities was the largest detractor. It is important to note that the Portfolio has no Utility company holdings as we believe that these stocks are generally priced at a premium and this continues to be the case. The overweight to Industrials also detracted as this sector underperformed the benchmark. Likewise, the underweight in Energy detracted as this was one of the top performing sectors within the Russell 2000 Value Index.

The holdings with most negative contribution to Portfolio performance were: Blucora, Inc., Stepan Co., Kennametal, Inc., Rofin-Sinar Technologies, Inc., and Alamo Group. This is a group of stocks that we continue to view favorably and that now offer very attractive risk/reward characteristics, in spite of some short term price volatility.

Year-to-date there was significant activity in the Portfolio. The Portfolio’s nineteen dispositions reflect the view that valuations or fundamentals had changed to a degree that put capital at risk of permanent impairment, thus necessitating a sale. With few exceptions, the sales came on the heels of a disciplined process as well as profitable outcomes. For example, Orbital was sold after a little more than a year’s time while nearly doubling the Portfolio’s investment. Subsequent to our sales, Orbital became the subject of a takeover bid by a strategic acquirer whose offer price represented only a modest premium above the Portfolio’s last sale prices, corroborating the team’s valuation work. The Portfolio also benefited mightily from its two year holding of J&J Snack Foods. Originally purchased at approximately eleven times operating income, the shares traded closer to seventeen times operating income by the time the Portfolio exited. Combined with a 25% increase in pre-tax earnings during that period, the impact on the share performance was significant. We chose to take advantage of the huge expansion in the earnings multiple, which we felt was unjustified by likely longer-term business economics or private market values for like businesses. Susser Holdings Corp., discussed above, was another notable disposition over the first half of the year.

MIST-1

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*—(Continued)

The team’s efforts during the first half of the year continued to bear fruit with the addition of thirteen new names to the Portfolio, including Genpact, Ltd. and EXLservices Holdings, Inc. Portfolio Management added to its growing sub-portfolio of Business Process Outsourcing (BPO) companies with the acquisition of Genpact and EXLservices Holdings. The investment cases, in a nutshell, are similar: both company’s stocks underperformed the broader equity markets in 2013 as management’s forecasted growth, while solid, did not meet relatively high expectations, thus disappointing investors. Genpact, founded as the captive offshore outsourcing business for General Electric, has the added challenge of finding new revenue sources as it weans its way off of its former parent. However, both BPO companies benefit from healthy longer term demand trends for outsourcing, with services ranging from accounting functions, supply chain and procurement assistance as well as information technology services. Each company enjoys long-term customer contracts that generate a high proportion of recurring revenues. Strong balance sheets and ample cash generation provide the financial flexibility we seek in our investments as well as a meaningful cushion should business conditions deteriorate.

As value investors focused on the assets, balance sheet, management and actual businesses, as opposed to headline earnings numbers, we find the current market environment generates interesting investment opportunities. In fact, two other additions to the Portfolio, Actuant and Genpact, came about as a result of dislocations resulting from what we believe was investors focusing too narrowly on recent earnings news. Actuant’s share price dropped substantially as management announced moderation in the pace of the company’s growth. Genpact’s shares also suffered as a result of lower forecasts. In both cases, market reactions focused on short term earnings as opposed to longer-term business economics.

The Portfolio continues to hold what we consider high quality companies with attractive valuations, both from an absolute and relative to benchmark perspective; and focus on a long term horizon as opposed to short term sentiment driven by quarterly earnings numbers.

Chip Rewey

Curtis Jensen

Tim Bui

Charlie Page

Portfolio Managers

Third Avenue Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Third Avenue Small Cap Value Portfolio
Class A	4.40	23.68	17.12	8.78
Class B	4.31	23.39	16.83	8.51
Russell 2000 Value Index	4.20	22.54	19.88	8.24
Dow Jones U.S. Small Cap Total Stock Market Index	5.22	26.29	22.71	10.55

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
HCC Insurance Holdings, Inc.	2.7
Axiall Corp.	2.6
World Fuel Services Corp.	2.2
Syntel, Inc.	2.1
Progress Software Corp.	2.1
UniFirst Corp.	2.0
SemGroup Corp. - Class A	2.0
EMCOR Group, Inc.	1.9
LSB Industries, Inc.	1.9
Minerals Technologies, Inc.	1.9

Top Sectors

% of Net Assets
Financials	25.4
Industrials	19.7
Information Technology	16.8
Materials	13.0
Consumer Discretionary	7.3
Health Care	6.6
Energy	5.9
Consumer Staples	2.9

MIST-3

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Third Avenue Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.75%	$1,000.00	$1,044.00	$3.80
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B(a)	Actual	1.00%	$1,000.00	$1,043.10	$5.07
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Cubic Corp.	262,827	$11,698,430

Auto Components—1.9%
Cooper Tire & Rubber Co.	449,200	13,476,000
Standard Motor Products, Inc.	250,151	11,174,245

		24,650,245

Banks—7.1%
City National Corp.	172,200	13,045,872
Commerce Bancshares, Inc.	382,515	17,786,948
Cullen/Frost Bankers, Inc.	133,480	10,600,982
Prosperity Bancshares, Inc.	362,585	22,697,821
UMB Financial Corp.	330,552	20,953,691
Valley National Bancorp	582,406	5,771,643

		90,856,957

Capital Markets—4.8%
Dundee Corp. - Class A (a)	1,196,988	19,272,062
Legg Mason, Inc.	457,739	23,486,588
Westwood Holdings Group, Inc.	315,624	18,950,065

		61,708,715

Chemicals—8.6%
Axiall Corp.	707,894	33,462,149
LSB Industries, Inc. (a)	579,071	24,129,889
Minerals Technologies, Inc.	364,576	23,908,894
Stepan Co.	335,649	17,742,406
Tredegar Corp.	490,499	11,482,582

		110,725,920

Commercial Services & Supplies—7.0%
ABM Industries, Inc.	433,566	11,697,611
Multi-Color Corp.	541,197	21,653,292
Tetra Tech, Inc.	829,736	22,817,740
UniFirst Corp.	245,765	26,051,090
United Stationers, Inc.	186,800	7,746,596

		89,966,329

Communications Equipment—1.6%
InterDigital, Inc.	441,148	21,086,874

Construction & Engineering—1.9%
EMCOR Group, Inc.	553,733	24,657,730

Diversified Financial Services—2.1%
Ackermans & van Haaren NV	119,266	15,040,315
Leucadia National Corp.	431,859	11,323,343

		26,363,658

Electrical Equipment—2.6%
Encore Wire Corp.	204,417	10,024,610
EnerSys, Inc.	333,219	22,922,135

		32,946,745

Electronic Equipment, Instruments & Components—4.0%
Ingram Micro, Inc. - Class A (a)	432,944	12,646,294
Insight Enterprises, Inc. (a)	551,862	16,964,238
Rofin-Sinar Technologies, Inc. (a)	923,376	22,197,959

		51,808,491

Energy Equipment & Services—1.7%
Era Group, Inc. (a)	353,621	10,141,850
SEACOR Holdings, Inc. (a)	136,804	11,252,129

		21,393,979

Food Products—2.9%
Alico, Inc.	182,045	6,824,867
Cal-Maine Foods, Inc.	142,094	10,560,426
Darling Ingredients, Inc. (a)	937,106	19,585,516

		36,970,809

Health Care Equipment & Supplies—1.5%
Teleflex, Inc.	183,050	19,330,080

Health Care Providers & Services—3.5%
Brookdale Senior Living, Inc. (a)	483,856	16,131,759
Patterson Cos., Inc.	410,700	16,226,757
VCA, Inc. (a)	360,701	12,656,998

		45,015,514

Health Care Technology—1.6%
Allscripts Healthcare Solutions, Inc. (a)	1,314,934	21,104,691

Hotels, Restaurants & Leisure—1.0%
Vail Resorts, Inc.	167,014	12,890,141

Insurance—5.4%
Alleghany Corp. (a)	43,894	19,230,839
Arch Capital Group, Ltd. (a)	271,311	15,584,104
HCC Insurance Holdings, Inc.	708,841	34,690,679

		69,505,622

Internet Software & Services—0.6%
Blucora, Inc. (a)	439,614	8,295,516

IT Services—7.7%
Broadridge Financial Solutions, Inc.	231,074	9,621,921
CSG Systems International, Inc.	777,612	20,303,449
ExlService Holdings, Inc. (a)	374,673	11,034,120
Genpact, Ltd. (a)	1,295,538	22,710,781
ManTech International Corp. - Class A	303,215	8,950,907
Syntel, Inc. (a)	309,759	26,626,884

		99,248,062

Machinery—4.3%
Actuant Corp. - Class A	501,700	17,343,769
Alamo Group, Inc.	317,752	17,187,206
Kennametal, Inc.	201,453	9,323,245
LB Foster Co. - Class A	39,599	2,143,098
Oshkosh Corp.	170,776	9,483,191

		55,480,509

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.6%
Liberty Media Corp. - Class A (a)	127,822	$17,470,711
Madison Square Garden Co. (The) - Class A (a)	363,225	22,683,401
Starz - Class A (a)	200,156	5,962,647

		46,116,759

Metals & Mining—3.2%
Kaiser Aluminum Corp.	297,026	21,644,285
SunCoke Energy, Inc. (a)	893,235	19,204,552

		40,848,837

Oil, Gas & Consumable Fuels—4.2%
SemGroup Corp. - Class A	329,183	25,956,079
World Fuel Services Corp.	567,855	27,955,502

		53,911,581

Paper & Forest Products—1.2%
PH Glatfelter Co.	560,423	14,868,022

Professional Services—3.0%
FTI Consulting, Inc. (a)	618,521	23,392,464
ICF International, Inc. (a)	424,733	15,018,559

		38,411,023

Real Estate Investment Trusts—3.5%
American Homes 4 Rent - Class A	466,438	8,283,939
Excel Trust, Inc.	460,996	6,145,076
Post Properties, Inc.	301,843	16,136,527
Tanger Factory Outlet Centers, Inc.	394,042	13,779,649

		44,345,191

Real Estate Management & Development—0.5%
Forestar Group, Inc. (a)	351,795	6,715,767

Software—2.1%
Progress Software Corp. (a)	1,095,112	26,326,492

Specialty Retail—0.8%
CST Brands, Inc.	283,084	9,766,398

Technology Hardware, Storage & Peripherals—0.7%
Electronics For Imaging, Inc. (a)	207,092	9,360,558

Total Common Stocks (Cost $954,497,169)		1,226,375,645

Investment Company Security—1.8%
JZ Capital Partners, Ltd. (b) (Cost $23,536,089)	3,092,000	23,362,532

Preferred Stock—0.3%
Security Description	Shares/ Principal Amount*	Value

Real Estate Investment Trusts—0.3%
Excel Trust, Inc., 8.125% (Cost $3,328,182)	130,800	3,428,268

Short-Term Investments—2.6%

U.S. Treasury—1.2%
U.S. Treasury Bill 0.065%, 08/07/14 (c)	15,000,000	14,999,925

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $17,693,020 on 07/01/14, collateralized by $17,960,000 U.S. Treasury Note at 0.625% due 08/15/16 with a value of $18,049,800.	17,693,020	17,693,020

Total Short-Term Investments (Cost $32,692,018)		32,692,945

Total Investments—100.2% (Cost $1,014,053,458) (d)		1,285,859,390
Other assets and liabilities (net)—(0.2)%		(2,122,811)

Net Assets—100.0%		$1,283,736,579

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of June 30, 2014, these securities represent 1.8% of net assets.
(c)	The rate shown represents current yield to maturity.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,014,053,458. The aggregate unrealized appreciation and depreciation of investments were $277,588,660 and $(5,782,728), respectively, resulting in net unrealized appreciation of $271,805,932.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,698,430	$—	$—	$11,698,430
Auto Components	24,650,245	—	—	24,650,245
Banks	90,856,957	—	—	90,856,957
Capital Markets	61,708,715	—	—	61,708,715
Chemicals	110,725,920	—	—	110,725,920
Commercial Services & Supplies	89,966,329	—	—	89,966,329
Communications Equipment	21,086,874	—	—	21,086,874
Construction & Engineering	24,657,730	—	—	24,657,730
Diversified Financial Services	11,323,343	15,040,315	—	26,363,658
Electrical Equipment	32,946,745	—	—	32,946,745
Electronic Equipment, Instruments & Components	51,808,491	—	—	51,808,491
Energy Equipment & Services	21,393,979	—	—	21,393,979
Food Products	36,970,809	—	—	36,970,809
Health Care Equipment & Supplies	19,330,080	—	—	19,330,080
Health Care Providers & Services	45,015,514	—	—	45,015,514
Health Care Technology	21,104,691	—	—	21,104,691
Hotels, Restaurants & Leisure	12,890,141	—	—	12,890,141
Insurance	69,505,622	—	—	69,505,622
Internet Software & Services	8,295,516	—	—	8,295,516
IT Services	99,248,062	—	—	99,248,062
Machinery	55,480,509	—	—	55,480,509
Media	46,116,759	—	—	46,116,759
Metals & Mining	40,848,837	—	—	40,848,837
Oil, Gas & Consumable Fuels	53,911,581	—	—	53,911,581
Paper & Forest Products	14,868,022	—	—	14,868,022
Professional Services	38,411,023	—	—	38,411,023
Real Estate Investment Trusts	44,345,191	—	—	44,345,191
Real Estate Management & Development	6,715,767	—	—	6,715,767
Software	26,326,492	—	—	26,326,492
Specialty Retail	9,766,398	—	—	9,766,398
Technology Hardware, Storage & Peripherals	9,360,558	—	—	9,360,558
Total Common Stocks	1,211,335,330	15,040,315	—	1,226,375,645
Total Investment Company Security	—	23,362,532	—	23,362,532
Total Preferred Stock*	3,428,268	—	—	3,428,268

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury	$—	$14,999,925	$—	$14,999,925
Repurchase Agreement	—	17,693,020	—	17,693,020
Total Short-Term Investments	—	32,692,945	—	32,692,945
Total Investments	$1,214,763,598	$71,095,792	$—	$1,285,859,390

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,285,859,390
Receivable for:
Investments sold	101,000
Fund shares sold	81,778
Dividends	1,415,914

Total Assets	1,287,458,082
Liabilities
Payables for:
Investments purchased	1,227,267
Fund shares redeemed	1,422,649
Accrued expenses:
Management fees	758,733
Distribution and service fees	119,944
Deferred trustees’ fees	58,994
Other expenses	133,916

Total Liabilities	3,721,503

Net Assets	$1,283,736,579

Net assets consist of:
Paid in surplus	$838,716,521
Undistributed net investment income	1,586,464
Accumulated net realized gain	171,618,395
Unrealized appreciation on investments and foreign currency transactions	271,815,199

Net Assets	$1,283,736,579

Net Assets
Class A	$692,084,053
Class B	591,652,526
Capital Shares Outstanding*
Class A	32,957,477
Class B	28,340,027
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.00
Class B	20.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,014,053,458.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$6,856,356
Interest	3,925

Total investment income	6,860,281
Expenses
Management fees	5,143,421
Administration fees	16,352
Custodian and accounting fees	74,448
Distribution and service fees—Class B	717,577
Audit and tax services	18,322
Legal	15,668
Trustees’ fees and expenses	22,085
Shareholder reporting	40,637
Insurance	4,668
Miscellaneous	8,182

Total expenses	6,061,360
Less management fee waiver	(101,732)

Net expenses	5,959,628

Net Investment Income	900,653

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	178,933,467
Futures contracts	(4,799,749)
Foreign currency transactions	7,025

Net realized gain	174,140,743

Net change in unrealized appreciation (depreciation) on:
Investments	(125,694,022)
Foreign currency transactions	2,545

Net change in unrealized depreciation	(125,691,477)

Net realized and unrealized gain	48,449,266

Net Increase in Net Assets From Operations	$49,349,919

(a)	Net of foreign withholding taxes of $41,434.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$900,653	$4,045,638
Net realized gain	174,140,743	148,219,351
Net change in unrealized appreciation (depreciation)	(125,691,477)	261,500,091

Increase in net assets from operations	49,349,919	413,765,080

From Distributions to Shareholders
Net investment income
Class A	(2,575,767)	(10,601,597)
Class B	(222,441)	(5,533,642)
Net realized capital gains
Class A	(37,064,844)	0
Class B	(23,606,559)	0

Total distributions	(63,469,611)	(16,135,239)

Decrease in net assets from capital share transactions	(239,074,216)	(271,188,971)

Total increase (decrease) in net assets	(253,193,908)	126,440,870

Net Assets
Beginning of period	1,536,930,487	1,410,489,617

End of period	$1,283,736,579	$1,536,930,487

Undistributed net investment income
End of period	$1,586,464	$3,484,019

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	892,709	$17,707,672	3,097,333	$54,540,193
Reinvestments	2,008,136	39,640,611	632,931	10,601,597
Redemptions	(14,343,827)	(284,985,532)	(14,957,827)	(267,751,157)

Net decrease	(11,442,982)	$(227,637,249)	(11,227,563)	$(202,609,367)

Class B
Sales	950,117	$19,072,476	2,229,564	$39,879,025
Reinvestments	1,213,289	23,829,000	332,151	5,533,642
Redemptions	(2,680,473)	(54,338,443)	(6,196,104)	(113,992,271)

Net decrease	(517,067)	$(11,436,967)	(3,634,389)	$(68,579,604)

Decrease derived from capital shares transactions		$(239,074,216)		$(271,188,971)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$21.04		$16.05	$13.57	$15.04	$12.68	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.07	0.19	0.03	0.03	0.17
Net realized and unrealized gain (loss) on investments	0.85		5.14	2.29	(1.31)	2.51	2.50

Total from investment operations	0.87		5.21	2.48	(1.28)	2.54	2.67

Less Distributions
Distributions from net investment income	(0.06)		(0.22)	0.00	(0.19)	(0.18)	(0.16)
Distributions from net realized capital gains	(0.85)		0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.91)		(0.22)	0.00	(0.19)	(0.18)	(0.28)

Net Asset Value, End of Period	$21.00		$21.04	$16.05	$13.57	$15.04	$12.68

Total Return (%) (b)	4.40	(c)	32.81	18.28	(8.70)	20.15	26.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.77	0.77	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.74	0.76	0.77	0.78	0.78
Ratio of net investment income to average net assets (%)	0.21	(d)	0.37	1.29	0.17	0.22	1.62
Portfolio turnover rate (%)	22	(c)	46	46	48	11	13
Net assets, end of period (in millions)	$692.1		$934.0	$892.7	$755.1	$580.3	$727.2

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.89		$15.94	$13.51	$14.99	$12.64	$10.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(f)	0.02	0.14	(0.02)	0.02	0.16
Net realized and unrealized gain (loss) on investments	0.85		5.11	2.29	(1.30)	2.48	2.48

Total from investment operations	0.85		5.13	2.43	(1.32)	2.50	2.64

Less Distributions
Distributions from net investment income	(0.01)		(0.18)	0.00	(0.16)	(0.15)	(0.13)
Distributions from net realized capital gains	(0.85)		0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.86)		(0.18)	0.00	(0.16)	(0.15)	(0.25)

Net Asset Value, End of Period	$20.88		$20.89	$15.94	$13.51	$14.99	$12.64

Total Return (%) (b)	4.31	(c)	32.45	17.99	(8.98)	19.90	26.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.01	1.02	1.02	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	1.00	(d)	0.99	1.01	1.02	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.01	(d)	0.12	0.96	(0.11)	0.15	1.46
Portfolio turnover rate (%)	22	(c)	46	46	48	11	13
Net assets, end of period (in millions)	$591.7		$602.9	$517.8	$531.6	$640.1	$549.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-13

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $17,693,020, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 22, 2014 through April 29, 2014, the Portfolio had bought and sold $207,808,268 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $4,799,749 which are shown under Net realized loss on futures contracts in the Statement of Operations.

MIST-14

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$301,027,791	$0	$601,620,105

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $9,924,283 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$5,143,421	0.750%	First $1 billion
	0.700%	Over $1 billion

MIST-15

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Third Avenue Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$16,135,239	$—	$—	$—	$16,135,239	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$3,856,608	$59,361,082	$395,975,943	$—	$459,193,633

MIST-16

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $88,486,091.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the WMC Large Cap Research Portfolio returned 7.02%, 6.89%, and 6.99%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 7.14%.

BlackRock Advisors, LLC was the Portfolio’s subadviser until February 2, 2014. The following portion of the commentary covers the period from January 1 through February 2, 2014. During that period, the Portfolio’s benchmark was the Russell 1000 Index2.

MARKET ENVIRONMENT / CONDITIONS

During the period from January 1 to February 2, 2014, the Russell 1000 Index experienced declines in all sectors but two: Utilities and Health Care. The sectors within the Index that turned in the weakest performance over the period were Energy, Consumer Discretionary, and Consumer Staples.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio outperformed the Russell 1000 Index during the year-to-date period ended February 2, 2014. Selection of stocks was beneficial in several areas, with notable strength in the media segment of the Consumer Discretionary sector and the Paper Products industry within the Materials sector. In the Industrials sector, stock selection and an overweight to Airlines was a strong contributor. The Portfolio’s overweight in the Health Care sector was also beneficial, as the sector was one of just two to post gains in the month. While the outperformance of the typically defensive Health Care sector in a down market month was not a surprise, the Consumer Staples sector’s underperformance was atypical. Thus, our underweight to Consumer Staples was additive. Positioning points that detracted were the Portfolio’s underweight to Utilities stocks and Real Estate Investment Trusts (REITs), as these segments posted gains for the period.

Peter Stournaras

Portfolio Manager

BlackRock Advisors, LLC

Wellington Management Company, LLP became subadviser to the Portfolio on February 3, 2014. The following portion of the commentary covers the period from February 3 through June 30, 2014. The Portfolio’s benchmark changed from the Russell 1000 Index to the S&P 500 Index when Wellington Management Company, LLP became subadviser.

MARKET ENVIRONMENT / CONDITIONS

Equities rebounded from January’s pullback and re-entered positive territory for the year. Further evidence of a eurozone economic recovery and improved sentiment regarding China, led by better-than-expected trade data, helped turn the tide. In the U.S., despite a myriad of adverse weather-influenced economic data, the S&P 500 Index rebounded in February. Despite a defensive, risk-off feel to the month of March, equities eked out a modest gain. Momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the 5-year-old bull market. Overall, the second quarter marked the eighth consecutive quarter in which equities rallied. Robust merger and acquisition activity, along with accommodative monetary policy from central banks around the globe, aided bullish sentiment. However, six years after the global financial crisis, it is still hard to get the global credit cycle going. Despite tepid economic data out of Europe, a disappointing negative Gross Domestic Product (“GDP”) print in the U.S., and continued risks of a Chinese growth slowdown, investors continued to bid up stocks. Geopolitical clouds also continued to linger. While the worst of the Ukraine crisis appears to be behind us, the outbreak of a civil war in Iraq will likely have detrimental implications for oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio modestly trailed its benchmark, the S&P 500 Index, for the portion of the reporting period Wellington managed the Portfolio (February 3 to June 30, 2014). Stock selection within the Information Technology, Consumer Discretionary, and Industrials sectors detracted from relative results. This was partially offset by stronger selection within Consumer Staples, Health Care, and Materials. The latter half of March was challenging as many stocks the Portfolio owned in Information Technology and Consumer Discretionary, particularly those with greater exposure to Internet Retail, Software & Services, sold off during a broad market correction.

Pandora Media, Santander Consumer USA, and Facebook were among the stocks that detracted most during the period. Forest Labs, a position that was eliminated during the period following an acquisition by Actavis, Covidien, and Pioneer Natural Resources, were among the strongest contributors to relative results. Not owning Bank of America, a benchmark constituent that declined during the period, also contributed to benchmark relative performance.

MIST-1

Met Investors Series Trust

WMC Large Cap Research Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*—(Continued)

The Portfolio is generally industry-neutral. However, at the stock-level the Portfolio had larger positions in names within the Retailing, Food & Beverage, and Insurance Brokerage industries, and less exposure to names in the Diversified Telecommunication Services, Diversified Financials, and Integrated Oil & Gas industries as of the end of the period.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company, LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

WMC Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
WMC Large Cap Research Portfolio
Class A	7.02	27.79	17.42	7.57	—
Class B	6.89	27.54	17.15	—	4.57
Class E	6.99	27.69	17.27	—	4.67
S&P 500 Index	7.14	24.61	18.83	7.78	—
Russell 1000 Index	7.27	25.35	19.25	8.19	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Apple, Inc.	4.1
Wells Fargo & Co.	2.6
Citigroup, Inc.	2.3
Mondelez International, Inc. - Class A	1.6
Altria Group, Inc.	1.6
Exxon Mobil Corp.	1.5
PNC Financial Services Group, Inc. (The)	1.5
SPDR S&P 500 ETF Trust	1.5
Google, Inc. - Class C	1.5
Covidien plc	1.3

Top Sectors

% of Net Assets
Financials	19.0
Information Technology	15.5
Health Care	13.9
Consumer Discretionary	13.2
Consumer Staples	11.1
Industrials	9.7
Energy	8.5
Utilities	4.9
Materials	3.9

MIST-3

Met Investors Series Trust

WMC Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.53%	$1,000.00	$1,070.20	$2.72
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class B(a)	Actual	0.78%	$1,000.00	$1,068.90	$4.00
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class E(a)	Actual	0.68%	$1,000.00	$1,069.90	$3.49
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.9%
Boeing Co. (The)	102,500	$13,041,075
Honeywell International, Inc.	273,915	25,460,400
Lockheed Martin Corp.	82,240	13,218,435
Northrop Grumman Corp.	74,730	8,939,950
Raytheon Co.	110,940	10,234,215
United Technologies Corp.	206,125	23,797,131

		94,691,206

Air Freight & Logistics—0.3%
FedEx Corp.	45,300	6,857,514
UTi Worldwide, Inc.	80,300	830,302

		7,687,816

Airlines—0.4%
American Airlines Group, Inc. (a)	157,430	6,763,193
Delta Air Lines, Inc.	67,480	2,612,825

		9,376,018

Automobiles—0.6%
Harley-Davidson, Inc.	191,360	13,366,496

Banks—6.5%
Citigroup, Inc.	1,187,200	55,917,120
PNC Financial Services Group, Inc. (The)	398,460	35,482,863
Wells Fargo & Co.	1,185,860	62,328,801
Zions Bancorporation	116,240	3,425,593

		157,154,377

Beverages—2.6%
Anheuser-Busch InBev NV (ADR)	269,600	30,987,824
Diageo plc (ADR)	160,780	20,462,471
Monster Beverage Corp. (a)	162,770	11,561,553

		63,011,848

Biotechnology—2.1%
Alkermes plc (a)	197,120	9,921,050
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	790,888
Arena Pharmaceuticals, Inc. (a) (b)	372,940	2,185,428
Auspex Pharmaceuticals, Inc. (a) (b)	16,500	367,455
BioCryst Pharmaceuticals, Inc. (a) (b)	164,780	2,100,945
Exelixis, Inc. (a) (b)	227,730	772,005
Genocea Biosciences, Inc. (a) (b)	47,339	887,606
Gilead Sciences, Inc. (a)	103,750	8,601,912
GlycoMimetics, Inc. (a) (b)	99,511	838,878
Incyte Corp., Ltd. (a)	10,700	603,908
Ironwood Pharmaceuticals, Inc. (a) (b)	122,503	1,877,971
Karyopharm Therapeutics, Inc. (a) (b)	22,840	1,063,202
Kite Pharma, Inc. (a) (b)	24,800	717,216
Novavax, Inc. (a) (b)	165,270	763,547
NPS Pharmaceuticals, Inc. (a) (b)	45,980	1,519,639
PTC Therapeutics, Inc. (a)	38,340	1,002,208
Puma Biotechnology, Inc. (a) (b)	9,690	639,540
Regeneron Pharmaceuticals, Inc. (a)	42,920	12,123,612
Seattle Genetics, Inc. (a) (b)	15,330	586,373

Biotechnology—(Continued)
TESARO, Inc. (a) (b)	36,690	$1,141,426
Trevena, Inc. (a) (b)	140,510	793,882
Ultragenyx Pharmaceutical, Inc. (a) (b)	8,180	367,200
Versartis, Inc. (a) (b)	11,600	325,264

		49,991,155

Capital Markets—1.8%
Ameriprise Financial, Inc.	134,300	16,116,000
Artisan Partners Asset Management, Inc. - Class A	15,548	881,261
BlackRock, Inc.	27,930	8,926,428
LPL Financial Holdings, Inc. (b)	59,170	2,943,116
Moelis & Co. (a)	34,556	1,161,427
Northern Trust Corp.	76,160	4,890,234
TD Ameritrade Holding Corp. (b)	110,190	3,454,456
Virtus Investment Partners, Inc. (a)	11,935	2,527,236
WisdomTree Investments, Inc. (a) (b)	157,600	1,947,936

		42,848,094

Chemicals—1.8%
Cabot Corp.	114,900	6,663,051
Celanese Corp. - Series A	130,430	8,384,040
Dow Chemical Co. (The)	185,600	9,550,976
LyondellBasell Industries NV - Class A	70,400	6,874,560
Sherwin-Williams Co. (The)	59,400	12,290,454

		43,763,081

Communications Equipment—1.1%
Juniper Networks, Inc. (a)	306,125	7,512,307
QUALCOMM, Inc.	233,100	18,461,520

		25,973,827

Construction & Engineering—0.1%
KBR, Inc.	133,685	3,188,387

Consumer Finance—0.6%
Santander Consumer USA Holdings, Inc.	778,010	15,124,514

Containers & Packaging—0.9%
Ball Corp.	272,990	17,111,013
Owens-Illinois, Inc. (a)	164,400	5,694,816

		22,805,829

Diversified Financial Services—0.2%
Intercontinental Exchange, Inc.	17,423	3,291,205
MSCI, Inc. (a)	61,370	2,813,814

		6,105,019

Electric Utilities—3.7%
Duke Energy Corp.	271,420	20,136,650
Edison International	144,420	8,392,246
Exelon Corp.	75,780	2,764,455
ITC Holdings Corp. (b)	92,690	3,381,331
NextEra Energy, Inc.	207,750	21,290,220
Northeast Utilities	105,960	5,008,729

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
NRG Yield, Inc. - Class A (b)	62,800	$3,268,740
OGE Energy Corp.	103,250	4,035,010
Southern Co. (The)	476,340	21,616,309

		89,893,690

Electrical Equipment—0.6%
Eaton Corp. plc	180,950	13,965,721

Energy Equipment & Services—1.0%
Baker Hughes, Inc.	28,810	2,144,905
Halliburton Co.	73,200	5,197,932
Nabors Industries, Ltd.	113,450	3,332,026
Oil States International, Inc. (a)	26,042	1,669,032
Patterson-UTI Energy, Inc.	127,020	4,438,079
Superior Energy Services, Inc.	223,153	8,064,749

		24,846,723

Food & Staples Retailing—1.9%
CVS Caremark Corp.	263,600	19,867,532
Sprouts Farmers Market, Inc. (a) (b)	213,015	6,969,851
Walgreen Co.	252,300	18,702,999

		45,540,382

Food Products—2.5%
Ingredion, Inc.	64,905	4,870,471
Kraft Foods Group, Inc.	128,920	7,728,754
Mondelez International, Inc. - Class A	1,035,620	38,949,668
Post Holdings, Inc. (a) (b)	61,300	3,120,783
SunOpta, Inc. (a)	333,388	4,694,103

		59,363,779

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	117,680	4,813,112
Covidien plc	360,940	32,549,569
Medtronic, Inc.	419,440	26,743,495
St. Jude Medical, Inc.	248,720	17,223,860
Stryker Corp.	129,800	10,944,736

		92,274,772

Health Care Providers & Services—3.1%
Aetna, Inc.	214,830	17,418,416
Cardinal Health, Inc.	110,400	7,569,024
Cigna Corp.	109,128	10,036,502
HCA Holdings, Inc. (a)	272,700	15,374,826
McKesson Corp.	86,280	16,066,199
UnitedHealth Group, Inc.	100,424	8,209,662

		74,674,629

Hotels, Restaurants & Leisure—1.0%
Hilton Worldwide Holdings, Inc. (a)	263,545	6,140,598
Las Vegas Sands Corp.	50,440	3,844,537
Norwegian Cruise Line Holdings, Ltd. (a) (b)	91,510	2,900,867
Wyndham Worldwide Corp.	144,400	10,933,968

		23,819,970

Household Products—0.5%
Colgate-Palmolive Co.	163,370	11,138,567
Energizer Holdings, Inc.	700	85,421

		11,223,988

Independent Power and Renewable Electricity Producers—0.7%
Abengoa Yield plc (a)	9,300	351,726
Calpine Corp. (a)	300,410	7,152,762
NRG Energy, Inc.	155,360	5,779,392
Pattern Energy Group, Inc.	83,100	2,751,441

		16,035,321

Industrial Conglomerates—0.8%
Danaher Corp.	257,810	20,297,381

Insurance—5.6%
Aflac, Inc.	167,530	10,428,743
Allstate Corp. (The)	238,800	14,022,336
American International Group, Inc.	515,690	28,146,360
Aon plc	90,900	8,189,181
Hartford Financial Services Group, Inc. (The)	421,628	15,098,499
Marsh & McLennan Cos., Inc.	321,600	16,665,312
Principal Financial Group, Inc.	248,180	12,528,126
Prudential Financial, Inc.	164,200	14,576,034
XL Group plc	452,500	14,810,325

		134,464,916

Internet & Catalog Retail—2.5%
Amazon.com, Inc. (a)	75,110	24,394,226
Netflix, Inc. (a)	10,845	4,778,307
Priceline Group, Inc. (The) (a)	25,560	30,748,680

		59,921,213

Internet Software & Services—3.2%
Akamai Technologies, Inc. (a)	125,229	7,646,483
Envestnet, Inc. (a)	54,507	2,666,482
Facebook, Inc. - Class A (a)	167,270	11,255,598
Google, Inc. - Class A (a)	34,080	19,925,554
Google, Inc. - Class C (a)	60,984	35,082,876
Pandora Media, Inc. (a) (b)	64,461	1,901,599

		78,478,592

IT Services—3.5%
Accenture plc - Class A	182,158	14,725,653
Automatic Data Processing, Inc.	200,700	15,911,496
Cognizant Technology Solutions Corp. - Class A (a)	233,213	11,406,448
EVERTEC, Inc.	146,120	3,541,949
Global Payments, Inc.	64,510	4,699,553
Heartland Payment Systems, Inc. (b)	149,447	6,158,711
Visa, Inc. - Class A	102,585	21,615,685
WEX, Inc. (a) (b)	66,662	6,997,510

		85,057,005

Leisure Products—0.1%
Arctic Cat, Inc. (b)	66,305	2,613,743

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	108,300	$6,220,752

Machinery—1.9%
Dover Corp.	119,380	10,857,611
Illinois Tool Works, Inc.	209,440	18,338,566
Luxfer Holdings plc (ADR) (b)	129,900	2,461,605
Pentair plc	201,240	14,513,429

		46,171,211

Media—3.8%
Charter Communications, Inc. - Class A (a)	64,900	10,278,862
Comcast Corp. - Class A	406,550	21,823,604
DIRECTV (a)	330,540	28,099,206
DreamWorks Animation SKG, Inc. - Class A (a) (b)	126,520	2,942,855
Interpublic Group of Cos., Inc. (The)	259,149	5,055,997
Markit, Ltd. (a)	97,200	2,622,456
Time Warner, Inc.	33,105	2,325,629
Walt Disney Co. (The)	220,555	18,910,386

		92,058,995

Metals & Mining—0.3%
Allegheny Technologies, Inc.	56,900	2,566,190
Carpenter Technology Corp.	70,000	4,427,500
Nucor Corp.	19,775	973,919
Universal Stainless & Alloy Products, Inc. (a) (b)	13,335	433,121

		8,400,730

Multi-Utilities—0.5%
Ameren Corp.	139,250	5,692,540
PG&E Corp.	152,700	7,332,654

		13,025,194

Multiline Retail—0.7%
Dollar Tree, Inc. (a)	299,675	16,320,301

Oil, Gas & Consumable Fuels—7.5%
Alon USA Energy, Inc. (b)	527,400	6,560,856
Anadarko Petroleum Corp.	178,826	19,576,082
Cabot Oil & Gas Corp.	347,380	11,859,553
Chevron Corp.	133,440	17,420,592
Cobalt International Energy, Inc. (a)	1,142,891	20,972,050
Concho Resources, Inc. (a)	20,330	2,937,685
CONSOL Energy, Inc.	124,200	5,721,894
Enbridge, Inc.	415,470	19,722,361
Exxon Mobil Corp.	360,270	36,271,984
Gulfport Energy Corp. (a)	91,845	5,767,866
HollyFrontier Corp. (b)	82,755	3,615,566
Laredo Petroleum, Inc. (a) (b)	121,720	3,770,886
Pioneer Natural Resources Co.	70,830	16,277,442
Spectra Energy Corp.	79,185	3,363,779
Williams Cos., Inc. (The)	116,740	6,795,435

		180,634,031

Paper & Forest Products—0.8%
Boise Cascade Co. (a)	207,434	5,940,910
International Paper Co.	247,700	12,501,419

		18,442,329

Personal Products—0.4%
Coty, Inc. - Class A (b)	354,220	6,067,789
Nu Skin Enterprises, Inc. - Class A	54,490	4,030,080

		10,097,869

Pharmaceuticals—4.7%
Achaogen, Inc. (a)	60,140	839,554
Actavis plc (a)	65,960	14,712,378
Aerie Pharmaceuticals, Inc. (a) (b)	33,190	822,116
Bristol-Myers Squibb Co.	521,430	25,294,569
Eli Lilly & Co.	199,030	12,373,695
Johnson & Johnson	237,700	24,868,174
Merck & Co., Inc.	473,810	27,409,909
Relypsa, Inc. (a) (b)	51,090	1,242,509
Tetraphase Pharmaceuticals, Inc. (a) (b)	55,990	755,305
Zoetis, Inc.	175,720	5,670,485

		113,988,694

Professional Services—1.2%
Equifax, Inc.	119,497	8,668,313
Manpowergroup, Inc.	75,040	6,367,144
Nielsen Holdings NV	159,810	7,736,402
Robert Half International, Inc.	30,730	1,467,050
TriNet Group, Inc. (a)	157,075	3,780,795

		28,019,704

Real Estate Investment Trusts—2.8%
American Tower Corp.	184,809	16,629,114
AvalonBay Communities, Inc.	91,480	13,007,541
Public Storage	31,670	5,426,654
Simon Property Group, Inc.	91,184	15,162,076
SL Green Realty Corp.	57,060	6,242,935
Weyerhaeuser Co. (b)	350,770	11,606,979

		68,075,299

Road & Rail—0.4%
Genesee & Wyoming, Inc. - Class A (a)	18,930	1,987,650
J.B. Hunt Transport Services, Inc. (b)	30,570	2,255,455
Kansas City Southern	32,910	3,538,154
Swift Transportation Co. (a) (b)	53,460	1,348,796

		9,130,055

Semiconductors & Semiconductor Equipment—1.7%
Applied Materials, Inc.	321,420	7,248,021
First Solar, Inc. (a) (b)	13,360	949,362
Freescale Semiconductor, Ltd. (a) (b)	968,673	22,763,815
Intel Corp.	199,680	6,170,112
Lam Research Corp.	45,760	3,092,461
Maxim Integrated Products, Inc.	56,030	1,894,374

		42,118,145

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.3%
Activision Blizzard, Inc.	474,380	$10,578,674
Cadence Design Systems, Inc. (a) (b)	73,310	1,282,192
Microsoft Corp.	450,390	18,781,263

		30,642,129

Specialty Retail—3.6%
Advance Auto Parts, Inc.	100,710	13,587,793
AutoZone, Inc. (a)	39,180	21,009,883
Lowe’s Cos., Inc.	643,080	30,861,409
Ross Stores, Inc.	200,490	13,258,404
Signet Jewelers, Ltd.	77,870	8,611,644

		87,329,133

Technology Hardware, Storage & Peripherals—4.6%
Apple, Inc.	1,073,781	99,786,468
Western Digital Corp.	132,340	12,214,982

		112,001,450

Textiles, Apparel & Luxury Goods—0.9%
PVH Corp.	67,825	7,908,395
Ralph Lauren Corp.	87,820	14,111,796

		22,020,191

Tobacco—3.3%
Altria Group, Inc.	899,370	37,719,578
Lorillard, Inc.	325,770	19,862,197
Philip Morris International, Inc.	252,670	21,302,607

		78,884,382

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	63,410	2,296,076

Total Common Stocks (Cost $2,202,423,787)		2,373,436,162

Investment Company Security—1.5%
SPDR S&P 500 ETF Trust (Cost $34,888,408)	180,105	35,250,151

Short-Term Investments—4.9%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	100,176,423	$100,176,423

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $20,023,998 on 07/01/14, collateralized by $19,955,000 U.S. Treasury Note at 1.750% due 07/31/15 with a value of $20,428,931.	20,023,998	20,023,998

Total Short-Term Investments (Cost $120,200,421)		120,200,421

Total Investments—104.6% (Cost $2,357,512,616) (d)		2,528,886,734
Other assets and liabilities (net)—(4.6)%		(110,532,534)

Net Assets—100.0%		$2,418,354,200

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $98,363,146 and the collateral received consisted of cash in the amount of $100,176,423. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $2,357,512,616. The aggregate unrealized appreciation and depreciation of investments were $190,302,661 and $(18,928,543), respectively, resulting in net unrealized appreciation of $171,374,118.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,373,436,162	$—	$—	$2,373,436,162
Total Investment Company Security	35,250,151	—	—	35,250,151
Short-Term Investments
Mutual Fund	100,176,423	—	—	100,176,423
Repurchase Agreement	—	20,023,998	—	20,023,998
Total Short-Term Investments	100,176,423	20,023,998	—	120,200,421
Total Investments	$2,508,862,736	$20,023,998	$—	$2,528,886,734

Collateral for securities loaned (Liability)	$—	$(100,176,423)	$—	$(100,176,423)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,528,886,734
Cash	72,400
Receivable for:
Investments sold	32,950,762
Fund shares sold	15,211
Dividends	2,395,765
Prepaid expenses	493

Total Assets	2,564,321,365
Liabilities
Collateral for securities loaned	100,176,423
Payables for:
Investments purchased	43,525,264
Fund shares redeemed	952,912
Accrued expenses:
Management fees	956,087
Distribution and service fees	39,136
Deferred trustees’ fees	58,994
Other expenses	258,349

Total Liabilities	145,967,165

Net Assets	$2,418,354,200

Net assets consist of:
Paid in surplus	$2,128,328,395
Undistributed net investment income	9,317,214
Accumulated net realized gain	109,334,473
Unrealized appreciation on investments	171,374,118

Net Assets	$2,418,354,200

Net Assets
Class A	$2,191,204,391
Class B	135,368,696
Class E	91,781,113
Capital Shares Outstanding*
Class A	160,731,755
Class B	10,078,207
Class E	6,774,025
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.63
Class B	13.43
Class E	13.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,357,512,616.
(b)	Includes securities loaned at value of $98,363,146.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$13,955,508
Securities lending income	158,121

Total investment income	14,113,629
Expenses
Management fees	4,690,230
Administration fees	19,025
Custodian and accounting fees	50,367
Distribution and service fees—Class B	163,915
Distribution and service fees—Class E	68,339
Audit and tax services	17,345
Legal	28,530
Trustees’ fees and expenses	22,085
Shareholder reporting	112,688
Insurance	3,787
Miscellaneous	7,372

Total expenses	5,183,683
Less management fee waiver	(596,914)
Less broker commission recapture	(10,940)

Net expenses	4,575,829

Net Investment Income	9,537,800

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	294,932,231
Futures contracts	(287,322)
Foreign currency transactions	(470)

Net realized gain	294,644,439

Net change in unrealized depreciation on investments	(159,754,559)

Net realized and unrealized gain	134,889,880

Net Increase in Net Assets From Operations	$144,427,680

(a)	Net of foreign withholding taxes of $119,888.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,537,800	$11,583,717
Net realized gain	294,644,439	125,234,656
Net change in unrealized appreciation (depreciation)	(159,754,559)	209,063,155

Increase in net assets from operations	144,427,680	345,881,528

From Distributions to Shareholders
Net investment income
Class A	(9,997,703)	(13,732,623)
Class B	(973,334)	(1,450,254)
Class E	(735,714)	(1,130,845)

Total distributions	(11,706,751)	(16,313,722)

Increase (decrease) in net assets from capital share transactions	998,048,469	(104,463,849)

Total increase in net assets	1,130,769,398	225,103,957

Net Assets
Beginning of period	1,287,584,802	1,062,480,845

End of period	$2,418,354,200	$1,287,584,802

Undistributed net investment income
End of period	$9,317,214	$11,486,165

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	81,936,005	$1,059,676,121	1,426,710	$15,892,760
Reinvestments	787,841	9,997,703	1,343,701	13,732,623
Redemptions	(4,524,557)	(59,127,696)	(10,114,518)	(112,671,840)

Net increase (decrease)	78,199,289	$1,010,546,128	(7,344,107)	$(83,046,457)

Class B
Sales	622,837	$7,942,708	1,404,397	$15,446,313
Reinvestments	77,805	973,334	143,874	1,450,254
Redemptions	(1,052,606)	(13,532,233)	(2,416,426)	(26,460,596)

Net decrease	(351,964)	$(4,616,191)	(868,155)	$(9,564,029)

Class E
Sales	172,147	$2,218,452	597,301	$6,591,050
Reinvestments	58,297	735,714	111,304	1,130,845
Redemptions	(836,408)	(10,835,634)	(1,769,279)	(19,575,258)

Net decrease	(605,964)	$(7,881,468)	(1,060,674)	$(11,853,363)

Increase (decrease) derived from capital shares transactions		$998,048,469		$(104,463,849)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.86		$9.71	$8.65	$8.70	$7.82	$6.67

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.11	0.14	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.81		3.20	1.03	(0.06)	0.89	1.17

Total from investment operations	0.89		3.31	1.17	0.05	0.99	1.26

Less Distributions
Distributions from net investment income	(0.12)		(0.16)	(0.11)	(0.10)	(0.11)	(0.11)

Total distributions	(0.12)		(0.16)	(0.11)	(0.10)	(0.11)	(0.11)

Net Asset Value, End of Period	$13.63		$12.86	$9.71	$8.65	$8.70	$7.82

Total Return (%) (b)	7.02	(c)	34.49	13.59	0.46	12.64	19.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.62	0.64	0.64	0.64	0.65
Net ratio of expenses to average net assets (%) (e)(f)	0.53	(d)	0.60	0.63	0.63	0.64	0.65
Ratio of net investment income to average net assets (%)	1.21	(d)	1.03	1.54	1.20	1.21	1.39
Portfolio turnover rate (%)	101	(c)	42	103	98	133	130
Net assets, end of period (in millions)	$2,191.2		$1,061.3	$873.0	$853.3	$939.4	$923.5

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.66		$9.56	$8.52	$8.58	$7.72	$6.58

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.09	0.12	0.09	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.81		3.14	1.01	(0.07)	0.87	1.16

Total from investment operations	0.87		3.23	1.13	0.02	0.95	1.23

Less Distributions
Distributions from net investment income	(0.10)		(0.13)	(0.09)	(0.08)	(0.09)	(0.09)

Total distributions	(0.10)		(0.13)	(0.09)	(0.08)	(0.09)	(0.09)

Net Asset Value, End of Period	$13.43		$12.66	$9.56	$8.52	$8.58	$7.72

Total Return (%) (b)	6.89	(c)	34.17	13.32	0.18	12.36	19.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.87	0.89	0.89	0.89	0.90
Net ratio of expenses to average net assets (%) (e)(f)	0.78	(d)	0.85	0.88	0.88	0.89	0.90
Ratio of net investment income to average net assets (%)	0.86	(d)	0.78	1.29	0.99	0.98	1.11
Portfolio turnover rate (%)	101	(c)	42	103	98	133	130
Net assets, end of period (in millions)	$135.4		$132.0	$108.1	$99.0	$79.3	$56.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.77		$9.65	$8.59	$8.65	$7.77	$6.62

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.10	0.13	0.09	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.83		3.16	1.03	(0.06)	0.89	1.16

Total from investment operations	0.89		3.26	1.16	0.03	0.97	1.24

Less Distributions
Distributions from net investment income	(0.11)		(0.14)	(0.10)	(0.09)	(0.09)	(0.09)

Total distributions	(0.11)		(0.14)	(0.10)	(0.09)	(0.09)	(0.09)

Net Asset Value, End of Period	$13.55		$12.77	$9.65	$8.59	$8.65	$7.77

Total Return (%) (b)	6.99	(c)	34.17	13.51	0.21	12.58	19.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.77	0.79	0.79	0.79	0.80
Net ratio of expenses to average net assets (%) (e)(f)	0.68	(d)	0.75	0.78	0.78	0.79	0.80
Ratio of net investment income to average net assets (%)	0.96	(d)	0.88	1.39	1.04	1.06	1.23
Portfolio turnover rate (%)	101	(c)	42	103	98	133	130
Net assets, end of period (in millions)	$91.8		$94.3	$81.4	$94.8	$105.2	$101.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waiver was 0.03% for the six months ended June 30, 2014 (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-seven series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Large Cap Research Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company, LLP succeeded BlackRock Advisors, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Large Cap Core Portfolio to the WMC Large Cap Research Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MIST-15

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $20,023,998, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MIST-16

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through May 2, 2014, the Portfolio had bought and sold $683,792,780 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $287,322 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,756,068,372	$0	$1,753,618,026

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $357,450,365 in purchases and $3,825,820 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,690,230	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period February 3, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
(0.005%)	$2 billion to $19.25 billion

Prior to February 3, 2014 the Adviser had agreed, for the period April 29, 2013 to February 2, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $2 billion

Amounts waived for the six months ended June 30, 2014 amounted to $329,665 and are included in the total amount shown as management fee waivers in the Statement of Operations.

MIST-18

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Subadviser has voluntarily agreed, for the period from February 3, 2014 through February 2, 2015, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $267,249 was waived in the aggregate for the six months ended June 30, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$16,313,722	$12,903,067	$—	$—	$16,313,722	$12,903,067

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$11,540,050	$—	$324,744,232	$(178,925,520)	$157,358,762

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-19

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $121,618,864.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017
$178,925,520

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MIST-20

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 4, 2014

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: September 4, 2014